As filed with the Securities and Exchange Commission on September 19, 2025
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[]
Post-Effective Amendment No. 36 (File No. 333-139763)	[X]
Post-Effective Amendment No. 1 (File No. 333-290385)	[X]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 170 (File No. 811-07195)	[X]
(Check appropriate box or boxes)

RIVERSOURCE VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)

RiverSource Life Insurance Company
(Name of Depositor)
70100 Ameriprise Financial Center, Minneapolis, MN 55474
(Address of Depositor's Principal Executive Offices) (Zip Code)
Depositor's Telephone Number, including Area Code (612) 678-5337
Nicole D. Wood, 50605 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
[]	immediately upon filing pursuant to paragraph (b) of Rule 485
[X]	on September 22, 2025 pursuant to paragraph (b) of Rule 485
[]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[]	on [date] pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
[]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterize the Registrant:
[]	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
[]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
[]
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

[X]	Insurance Company relying on Rule 12h-7 under the Exchange Act
[]	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

PART A.

Prospectus
September 22, 2025
RiverSource®
Endeavor Select Variable Annuity
Individual Flexible Premium Deferred Combination Fixed/Variable Annuity
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
829 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-333-3437 (Service Center) RiverSource Variable Annuity Account
This prospectus contains information that you should know before investing in the RiverSource Endeavor Select Variable Annuity (Contract), an individual flexible premium deferred combination fixed/variable annuity issued by RiverSource Life Insurance Company (“RVS Life”, “we”, “us” and “our”). The contract offers five-year and seven-year withdrawal charge schedules. All material terms and conditions of the contracts, including material state variations and distribution channels, are described in this prospectus.
The Contract allows you to invest your money in (i) available subaccounts investing in shares of underlying funds, each of which has a particular investment objective, investment strategies, fees and expenses; or (ii) the one-year fixed account, dollar cost averaging ("DCA") fixed account, and guarantee period accounts (“GPAs”), each of which earn fixed interest at rates that we adjust periodically and declare when you make an allocation to that account. Additional information regarding each investment option is provided in Appendix A – Investment Options Available Under the Contract.
The Contract is a complex investment and involves risks, including loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in withdrawal charges, taxes, and tax penalties. If you remove money from the GPAs prior to 30 days before the end of the guarantee period, we will apply a market value adjustment (“MVA”), which may be positive or negative. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. Withdrawals from the contract could also reduce the amount of certain optional benefits by more than the dollar amount of the withdrawal, and such reductions could be significant.
An investment in the Contract is subject to the risks related to RVS Life. Any obligations under the Contract are subject to our financial strength and claims-paying ability.
The contracts are no longer available for new purchases. This contract is no longer being sold and this prospectus is designed for current contract owners. In addition to the possible state variations, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract for contract variation information and timing.
The Contract provides for purchase payment credits which we may reverse upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied (see “Buying Your Contract – Purchase Payment Credits”). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.
Additional information about certain investment products, including variable annuities and market value adjusted annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

RiverSource Endeavor Select Variable Annuity — Prospectus 1

2 RiverSource Endeavor Select Variable Annuity — Prospectus

RiverSource Endeavor Select Variable Annuity — Prospectus 3

Key Terms
These terms can help you understand details about your contract.
Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.
Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract value: The total value of your contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Fixed Account: Part of our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically.
Funds: A portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC") in which the Subaccounts invest.  May also be referred to as an underlying Fund.
Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.
Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss.
Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.
Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a non-natural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a non-natural person or a revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust or irrevocable grantor trust, the annuitant(s) selected must be the grantor(s) of the trust to assure compliance with Section 72(s) of the Code.
Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:
•
Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code
•
Roth IRAs including inherited Roth IRAs under Section 408A of the Code
•
Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

4 RiverSource Endeavor Select Variable Annuity — Prospectus

•
Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code
A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.
All other contracts are considered nonqualified annuities.
Retirement date: The date when annuity payouts are scheduled to begin.
Rider effective date: The date a rider becomes effective as stated in the rider.
RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.
Separate Account: An insulated segregated account, the assets of which are invested solely in an underlying Fund. We call this the Variable Account.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable Account: Refers to the RiverSource Variable Annuity Account, a Separate Account established to hold contract owners’ assets allocated to the Subaccounts, each of which invests in a particular Fund.
Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

RiverSource Endeavor Select Variable Annuity — Prospectus 5

Overview of the Contract
Purpose: The purpose of the contracts is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments.
We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations.
The contracts offer various optional features and benefits that may help you achieve financial goals.
It may be appropriate for you if you have a long-term investment horizon and your financial goals are consistent with the terms and conditions of the contract.
It is not intended for investors whose liquidity needs require frequent withdrawals in excess of free amount. If you plan to manage your investment in the contract by frequent or short-term trading, the contract is not suitable for you.
Phases of the Contract:
The contracts have two phases: the Accumulation Phase and the Income Phase.
Accumulation Phase. During the Accumulation Phase, you make purchase payments by investing in: available Subaccounts, each of which has a particular investment objective, investment strategies, fees and expenses; the one-year fixed account, dollar cost averaging ("DCA") fixed account, and GPAs which earn interest at rates that we adjust periodically and declare when you make an allocation to that account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. The GPAs have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to them. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period. You may be able to purchase an optional benefit to reduce the investment risk you assume under your contract.
A list of Investment Options and additional information regarding each Investment option available under the contract is provided in Appendix A – Investment Options Available Under the Contract.
If you have one of the Guaranteed withdrawal benefit riders, you can withdraw a guaranteed amount from the contract during the Accumulation phase. The amount of money you accumulate under your contract depends (in part) on the performance of the Subaccounts you choose or the rates you earn on allocations to the one-year fixed account, dollar cost averaging ("DCA") fixed account, and GPAs. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period. You could lose up 100% of the amount withdrawn from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. You may transfer money between investment options during the Accumulation Phase, subject to certain restrictions. Your contract value impacts the value of your contract’s benefits during the Accumulation Phase, including any optional benefits, as well as the amount available for withdrawal, annuitization and death benefits.
Income Phase. The Income Phase begins when you (or your beneficiary) choose to annuitize the contract. You can apply your contract value(less any applicable premium tax and/or other charges) to an annuity payout plan that begins on the annuitization start date or any other date you elect. You may choose from a variety of plans that can help meet your retirement or other income needs. We can make payouts on a fixed or variable basis, or both. You cannot take withdrawals of contract value or withdraw the contract during the Income Phase.
All optional death benefits terminate after the annuitization start date. All optional living benefits terminate after the annuitization start unless you chose the Guaranteed Withdrawal Benefit Annuity Payout Option.
Contract features:
•
Death Benefits. If you die during the Accumulation Phase, we will pay to your beneficiary or beneficiaries an amount at least equal to the contract value. You may have elected one of the optional death benefits under the contract for an additional fee. Death benefits must be elected at the time that the contract is purchased. Each optional death benefit is designed to provide a greater amount payable upon death. After the death benefit is paid, the contract will terminate.
•
Optional Living Benefits. You may have elected one of the optional living benefits under the contract for an additional fee. Guaranteed withdrawal benefit riders are designed to provide a guaranteed income stream that may last as long as you live, subject to you following the rules of the rider. The Accumulation Protector Benefit rider provides a

6 RiverSource Endeavor Select Variable Annuity — Prospectus

guaranteed contract value at the end of a specified Waiting Period. Guaranteed Minimum Income Benefit riders are designed to provide a guaranteed minimum lifetime income, regardless of the volatility inherent in the investments in the Subaccounts.
•
Withdrawals. You may withdraw all or part of your contract value at any time during the Accumulation Phase. If you request a full withdrawal, the contract will terminate. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including an IRS penalty that may apply if you withdraw prior to reaching age 59½) and may have other tax consequences. Early withdrawals of contract value invested in a GPA are subject to an MVA and could result in a significant negative contract adjustment. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”
•
Tax Treatment. You can transfer money between Subaccounts, the one-year fixed account and GPAs without tax implications, and earnings (if any) on your investments are generally tax-deferred. Generally, earnings are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payment, or upon payment of the death benefit.
Additional Services:
•
Dollar Cost Averaging Programs. Automated Dollar Cost Averaging allows you, at no additional cost, to transfer a set amount monthly between Subaccounts or from the one-year fixed account, DCA fixed account to one or more eligible Subaccounts.
•
Asset Rebalancing. Allows you, at no additional cost, to automatically rebalance the Subaccount portion of your contract value on a periodic basis.
•
Automated Partial Withdrawals. An optional service allowing you to set up automated partial withdrawals from the GPAs, one-year fixed account, dollar cost averaging ("DCA") fixed account, or the Subaccounts.
•
Electronic Delivery. You may register for the electronic delivery of your current prospectus and other documents related to your contract.

RiverSource Endeavor Select Variable Annuity — Prospectus 7

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS	Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
In addition to the withdrawal charge, we may reverse a purchase payment credit upon certain withdrawals within 12 months of when the purchase payment credit was applied. This contract has two withdrawal charge options. You may select either a seven-year or five-year withdrawal schedule at the time of application. If you make an early withdrawal, you may be assessed a withdrawal charge of up to 8% of the purchase payment withdrawn. For example, if you make an early withdrawal, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment.
This loss will be greater if there is a negative MVA, taxes, or tax penalties.
A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than 30 days before the end of its guarantee period.
You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA.
For example, if you allocate $100,000 to a GPA with a 3-year guarantee period and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a withdrawal charge, taxes, and tax penalties.
The following transactions when applied to a GPA, which we refer to as
"early withdrawals," are subject to an MVA when they occur more than
30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and
(iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease
it.
Fee Table and Examples Charges and Adjustments – Transaction Expenses – Withdrawal Charge Charges and Adjustments – Adjustments – Market Value Adjustments
Are There Transaction Charges?	No. Other than withdrawal charges and negative MVAs, we do not assess any transaction charges.

8 RiverSource Endeavor Select Variable Annuity — Prospectus

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Statutory Prospectus
Are There Ongoing Fees and Expenses?
Yes. The table below describes the current fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table and Examples Charges and Adjustments – Annual Contract Expenses Appendix A: Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1) (varies by withdrawal charge schedule, death benefit option, tax qualification, application signed date, and size of contract value)	1.06%	1.91%
	Fund options (Funds fees and expenses)(2)	0.38%	2.44%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)(3)	0.25%	1.75%
(1) As a percentage of average daily subaccount value. Includes the Mortality and Expense
Fee, Variable Account Administrative Charge, and Contract Administrative Charge.
(2) As a percentage of Fund net assets.
(3) As a percentage of Contract Value or the greater of Contract Value or applicable guaranteed benefit amount (varies by optional benefit). The Minimum is a percentage of
Contract value. The Maximum is a percentage of the greater of Contract Value or minimum contract accumulation value (MCAV).
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges and negative MVAs that substantially increase costs.

	Lowest Annual Cost: $1,691	Highest Annual Cost: $3,864
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract features and Fund fees
and expenses
•No optional benefits
•No additional purchase payments,
transfers or withdrawals
•No sales charge
•No purchase payment credits

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract features, optional
benefits and Fund fees and
expenses
•No sales charge
•No additional purchase payments,
transfers or withdrawals
•No purchase payment credits

	RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract including loss of principal.			Principal Risks of Investing in the Contract

RiverSource Endeavor Select Variable Annuity — Prospectus 9

	RISKS	Location in Statutory Prospectus
Is this a Short-Term Investment?
No.
•The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•The Contracts have withdrawal charges, which may reduce the value of your Contract if you withdraw money during withdrawal charge period.
Withdrawals may also reduce or terminate contract guarantees.
•Withdrawals may also be subject to taxes and tax penalties.
•Withdrawals from a GPA prior to 30 days before the end of the guarantee period may also result in a negative MVA. During the 30-day period ending on the last day of the guarantee period, you may choose to start a new guarantee period of the same length, transfer the contract value from the current GPA to any of the investment options available under the Contract, apply the contract value to an annuity payout plan, or withdraw the value from the current GPA(all subject to applicable withdrawal, transfer, and annuitization provisions). If we do not receive any instructions by the end of the guarantee period, we will automatically transfer the contract value from the current GPA into the shortest GPA term available.
•The benefits of tax deferral, long-term income, and optional living benefit guarantees mean the contract is generally more beneficial to investors with a long term investment horizon.
Principal Risks of Investing in the Contract Charges and Adjustments – Transaction Expenses – Withdrawal Charge Charges and Adjustments – Adjustments – Market Value Adjustments
What Are the Risks Associated with the Investment Options?
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
•Each investment option, including the one-year fixed account, DCA fixed account and the Guarantee Period Accounts (GPAs) investment options has its own unique risks.
•You should review the investment options before making any investment decisions.
Principal Risks of Investing in the Contract The Variable Account and the Funds The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs) The Fixed Account
What Are the Risk Related to Insurance Company?
An investment in the Contract is subject to the risks related to us. Any obligations (including under the fixed account) or guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about RiverSource
Life, including our financial strength ratings, is available by contacting us at
1-800-862-7919.
Principal Risks of Investing in the Contract The General Account

10 RiverSource Endeavor Select Variable Annuity — Prospectus

	RESTRICTIONS	Location in Statutory Prospectus
Are There Restrictions on the Investment Options?
Yes.
•Subject to certain restrictions, you may transfer your Contract value among the subaccounts without charge at any time before the
annuitization start date, and once per contract year after the annuitization start date.
•Certain transfers out of the GPAs will be subject to an MVA.
•GPAs and the fixed account are subject to certain restrictions.
•We reserve the right to modify, restrict or suspend your transfer privileges if we determine that your transfer activity constitutes market timing.
•We reserve the right to add, remove or substitute Funds. We also reserve the right, upon notification to you, to close or restrict any Funds.
Making the Most of Your Contract – Transferring Among Accounts Substitution of Investments
Are There Any Restrictions on Contract Benefits?
Yes.
•Certain optional benefits limit or restrict the investment options you may select under the Contract. If you later decide you do not want to invest in those approved investment options, you must request a full withdrawal.
•Certain optional benefits may limit subsequent purchase payments.
•Withdrawals in excess of the amount allowed under certain optional benefits may substantially reduce the benefit or even terminate the benefit.

Buying Your
Contract—
Purchase
Payments
Optional Benefits
– SecureSource
Rider –
Investment
Allocation
restrictions
Appendix J:
Guarantor
Withdrawal
Benefit for Life
Rider Disclosure –
Investment
Allocation
Restrictions
Appendix K:
Guarantor
Withdrawal
Benefit Rider
Disclosure –
Investment
Allocation
Restrictions
Appendix A:Funds
Available Under
the Optional
Benefits Offered
Under the
Contract

RiverSource Endeavor Select Variable Annuity — Prospectus 11

	TAXES	Location in Statutory Prospectus
What Are the Contract’s Tax Implications?
•Consult with a tax advisor to determine the tax implications of an investment in and payments and withdrawals received under this
Contract.
•If you purchase the contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
•Earnings under your contract are taxed at ordinary income tax rates generally when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This financial incentive may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
About the Service Providers
Should I Exchange My Contract?
If you already own an annuity or insurance Contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a Contract you already own if you determine, after comparing the features, fees, and risks of both
Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing Contract.
Buying Your Contract – Contract Exchanges

12 RiverSource Endeavor Select Variable Annuity — Prospectus

Fee Table and Examples
The following tables describe the fees, expenses and adjustments that you will pay when buying, owning and making a withdrawal from an investment option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you paid at the time that you bought the Contract and will pay when you make a withdrawal from the Contract. State premium taxes also may be deducted.

Transaction Expenses

Withdrawal Charges
Withdrawal charges (as a percentage of purchase payments withdrawn)	Seven-year	Five-year
Maximum	8%	8%
You selected either a seven-year or five-year withdrawal charge schedule at the time of application.
Seven-year schedule		Five-year schedule*
Years from purchase payment receipt**	Withdrawal charge percentage	Years from purchase payment receipt**	Withdrawal charge percentage
1	8%	1	8%
2	8	2	7
3	7	3	6
4	7	4	4
5	6	5	2
6	5	Thereafter	0
7	3
Thereafter	0
*
The five-year withdrawal charge schedule may not be available in all states.
**
According to our current administrative practice, for the purpose of withdrawal charge calculation, we consider that the year is completed one day prior to the anniversary of the day each purchase payment was received.
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of contract value is removed from an investment option before expiration of a specified period.

Adjustments

MVA Maximum Potential Loss (as a percentage of amount withdrawn from a GPA)(1)	100%
(1)
The following transactions when applied to a GPA, which we refer to as "early withdrawals," are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including funds fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expenses
(assessed annually and upon full surrender)
Annual contract administrative charge	$40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. Upon full surrender of the contract, we will assess this charge even if your contract value equals or exceeds $50,000.)
Base Contract Expenses
(as a percentage of average daily contract value in the variable account)
You must choose a death benefit guarantee, a qualified or nonqualified contract and the length of your contract’s withdrawal charge schedule. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost. The variable account administrative charge is in addition to the mortality and expense risk fee.

RiverSource Endeavor Select Variable Annuity — Prospectus 13

Seven-year withdrawal charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state
	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
Qualified annuities
Return of Purchase Payment (ROP) Death Benefit	0.90%	0.15%	1.05%
Maximum Anniversary Value (MAV) Death Benefit	1.10	0.15	1.25
5% Accumulation Death Benefit	1.25	0.15	1.40
Enhanced Death Benefit	1.30	0.15	1.45
Nonqualified annuities
ROP Death Benefit	1.05	0.15	1.20
MAV Death Benefit	1.25	0.15	1.40
5% Accumulation Death Benefit	1.40	0.15	1.55
Enhanced Death Benefit	1.45	0.15	1.60
Seven-year withdrawal charge schedule for all other contracts
	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
Qualified annuities
ROP Death Benefit	1.00%	0.15%	1.15%
MAV Death Benefit	1.20	0.15	1.35
5% Accumulation Death Benefit	1.35	0.15	1.50
Enhanced Death Benefit	1.40	0.15	1.55
Nonqualified annuities
ROP Death Benefit	1.15	0.15	1.30
MAV Death Benefit	1.35	0.15	1.50
5% Accumulation Death Benefit	1.50	0.15	1.65
Enhanced Death Benefit	1.55	0.15	1.70
Five-year withdrawal charge schedule
	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
Qualified annuities
ROP Death Benefit	1.20%	0.15%	1.35%
MAV Death Benefit	1.40	0.15	1.55
5% Accumulation Death Benefit	1.55	0.15	1.70
Enhanced Death Benefit	1.60	0.15	1.75
Nonqualified annuities
ROP Death Benefit	1.35	0.15	1.50
MAV Death Benefit	1.55	0.15	1.70
5% Accumulation Death Benefit	1.70	0.15	1.85
Enhanced Death Benefit	1.75	0.15	1.90
Optional Benefit Expenses
Optional Death Benefits
Benefit Protector® Death Benefit rider fee	0.25%
Benefit Protector® Plus Death Benefit rider fee	0.40%
(As a percentage of the contract value charged annually on the contract anniversary.)

14 RiverSource Endeavor Select Variable Annuity — Prospectus

If eligible, you may have selected one of the following optional living benefits if available in your state. The fees apply only if you have selected one of these benefits. Investment allocation restrictions apply.
Accumulation Protector Benefit® rider fee

Contract purchase date:	Maximum annual rider fee	Initial annual rider fee and annual rider fee for elective step-ups before 04/29/2013
Prior to 01/26/2009	1.75%	0.55%
01/26/2009 – 05/31/2009	1.75%	0.80%
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)
Current annual rider fees for elective step-up (including elective spousal continuation step-up) requests on/after 04/29/2013 are shown in the table below.
Elective step up date:	If invested in Portfolio Navigator fund at the time of step-up:	If invested in Portfolio Stabilizer fund at the time of step-up:
04/29/2013 – 11/17/2013	1.75%	N/A
11/18/2013 – 10/17/2014	1.75%	1.30%
10/18/2014 – 06/30/2016	1.60%	1.00%
07/01/2016 – 10/15/2018	1.75%	1.30%
10/16/2018 – 12/29/2018	1.40%	1.00%
12/30/2019 – 07/20/2020	1.55%	1.15%
07/21/2020 and later	1.75%	1.75%

SecureSource® rider fees

Application signed date	Maximum annual rider fee	Initial annual rider fee(1)
5/1/2007 – 5/31/2008, Single Life	1.50%	0.65%
5/1/2007 – 5/31/2008, Joint Life	1.75%	0.85%
6/1/2008 – 1/25/2009, Single Life	1.50%	0.75%
6/1/2008 – 1/25/2009, Joint Life	1.75%	0.95%
1/26/2009 and later, Single Life	2.00%	1.10%
1/26/2009 and later, Joint Life	2.50%	1.40%
(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)
(1)
Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up, or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Application signed date	All Portfolio Stabilizer funds	Portfolio Navigator funds
		Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)
5/1/2007 – 5/31/2008, Single Life	0.65%	0.75%	0.75%	0.75%	0.90%	1.00%
5/1/2007 – 5/31/2008, Joint Life	0.85%	0.95%	0.95%	0.95%	1.10%	1.20%
6/1/2008 – 1/25/2009, Single Life	0.75%	0.85%	0.85%	0.85%	1.00%	1.10%
6/1/2008 – 1/25/2009, Joint Life	0.95%	1.05%	1.05%	1.05%	1.20%	1.30%
1/26/2009 and later, Single Life	1.10%	1.10%	1.10%	1.10%	1.20%	1.30%
1/26/2009 and later, Joint Life	1.40%	1.40%	1.40%	1.40%	1.50%	1.60%

Guarantor Withdrawal Benefit for Life® rider fee	Maximum: 1.50%	Initial: 0.65%(2)
(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)
Guarantor® Withdrawal Benefit rider fee	Maximum: 1.50%	Initial: 0.55%(3)
(As a percentage of contract value charged annually on the contract anniversary.)

RiverSource Endeavor Select Variable Annuity — Prospectus 15

Income Assurer Benefit® – MAV rider fee	Maximum: 1.50%	Current: 0.30%(4)
Income Assurer Benefit® – 5% Accumulation Benefit Base rider fee	Maximum: 1.75%	Current: 0.60%(4)
Income Assurer Benefit® – Greater of MAV or 5% Accumulation Benefit Base rider fee	Maximum: 2.00%	Current: 0.65%(4)
(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)
(2)
Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Fund Name	Maximum annual rider fee	Current annual fee as of 12/18/13
Portfolio Stabilizer funds	1.50%	0.65%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	1.50%	0.95%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.50%	1.10%
(3)
Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Fund Name	Maximum annual rider fee	Current annual fee as of 12/18/13
Portfolio Stabilizer funds	1.50%	0.55%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	1.50%	0.85%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.50%	1.00%
(4)
For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit – MAV — 0.55%, Income Assurer Benefit – 5% Accumulation Benefit Base — 0.70%; and Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base — 0.75%.
The next table shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of investment options available under the contract, including their annual expenses, may be found in Appendix A.

Annual Fund Expenses(1)

Minimum and maximum annual operating expenses for the funds
(Including management, distribution (12b-1) and/or service fees and other expenses)(1)
Total Annual Fund Expenses	Minimum(%)	Maximum(%)
(expenses deducted from the Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.38	2.44
(1)
Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contract owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

16 RiverSource Endeavor Select Variable Annuity — Prospectus

Examples
These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Fund expenses.
The examples assume all contract value is allocated to the subaccounts. The examples do not reflect the MVA that only applies to GPAs. Your costs could differ from those shown below if you Invest in the GPAs or fixed account investment options.
These examples assume that you invest $100,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year. The “Maximum” example further assumes the most expensive combination of Annual Contract Expenses reflecting the maximum charges, Annual Fund Expenses* and optional benefits available. The “Minimum” example further assumes the least expensive combination of Annual Contract Expenses reflecting the current charges, Annual Fund Expenses and that no optional benefits are selected. Although your actual costs may be higher or lower, based on these assumptions your maximum and minimum costs would be:
Maximum Expenses. These examples assume that you select the MAV Death Benefit, the SecureSource – Joint Life rider and the Benefit Protector Plus Death Benefit. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
*
Note: Certain funds are not available for contracts with living benefit riders and may have higher fund expenses than the associated fund expenses shown here.

	If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state	$11,965	$20,551	$28,269	$47,717	$4,705	$14,156	$23,663	$47,677
Five-year withdrawal charge schedule	11,346	18,656	25,065	50,084	5,006	15,016	25,025	50,044
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state	$11,827	$20,149	$27,617	$46,507	$4,554	$13,724	$22,975	$46,467
Five-year withdrawal charge schedule	11,203	18,241	24,386	48,909	4,855	14,587	24,346	48,869
Minimum Expenses.  These examples assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:
	If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state	$9,127	$12,048	$13,704	$18,934	$1,620	$5,025	$8,664	$18,894
Five-year withdrawal charge schedule	8,479	9,954	10,286	22,205	1,927	5,960	10,246	22,165
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state	$8,985	$11,594	$12,905	$17,263	$1,466	$4,554	$7,865	$17,223
Five-year withdrawal charge schedule	8,336	9,505	9,497	20,582	1,773	5,493	9,457	20,542
THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

RiverSource Endeavor Select Variable Annuity — Prospectus 17

Principal Risks of Investing in the Contract
Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. This contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income mean that this contract is more beneficial to investors with a long-term investment horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the contract. Withdrawals may be subject to a significant withdrawal charge, depending on the option you select.  If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of your investment in a GPA as a result of a negative MVA. A withdrawal may reduce the value of your standard and optional benefits. A total withdrawal (surrender) will result in the termination of your contract.
Subaccount Risk. Amounts that you invest in the subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the subaccounts that you select make money, your contract value goes up, and if they lose money, your contract value goes down. Each subaccount’s performance depends on the performance of its underlying Fund. Each underlying Fund has its own investment risks, and you are exposed to the Fund’s investment risks when you invest in a subaccount. You are responsible for selecting subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. For risks associated with any Fixed Account options, see Financial Strength and Claims-Paying Ability Risk below.
GPA Risk. Each GPA pays an interest rate declared by us when you make an allocation to that account and is fixed for the guarantee period you choose. We will periodically change the declared interest rate for future allocations to these accounts at our discretion based, in part, on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses.
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPA prior to 30 days before the end of the guarantee period. At all other times, and unless an exception applies, we will apply a MVA if you withdraw or transfer contract value from a GPA or you elect an annuity payout plan while you have contract value invested in a GPA. The MVA may be negative, positive or result in no change depending on how the guaranteed interest rate on your GPA compares to the new interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. You bear the risk of loss of principal due to a negative MVA. Partial withdrawals will reduce certain death benefits proportionally based on the percentage of contract value that is withdrawn and if you request a partial withdrawal from the GPAs that will give you the net amount you requested after we apply any applicable MVA and withdrawal charge, a negative MVA will increase the impact of the partial withdrawal on the value of the death benefit.
Selection Risk. The optional benefits under the contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you (if any) may not be elected after your contract is issued. In addition, if you elected an optional benefit and do not use it  and if the contingencies upon which the benefit depend never occur, you will have paid for an optional benefit that did not provide a financial benefit. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.
Investment Restrictions Risk. Certain optional benefits limit the investment options that are available to you and limit your ability to take certain actions under the contract. These investment requirements are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your contract value and the potential growth of your guaranteed benefits. This may conflict with your personal investment objectives.
Managed Volatility Fund Risk. The Portfolio Stabilizer funds are managed volatility funds that employ a strategy designed to reduce overall volatility and downside risk. These risk management techniques help us manage our financial risks associated with the contract’s guarantees, like living and death benefits, because they reduce the incidence of extreme outcomes including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your contract value and the potential growth of your guaranteed benefits and may therefore conflict with your personal investment objectives. Certain Funds advised by our affiliate, Columbia Management, employ such risk management strategies. If you elect certain optional

18 RiverSource Endeavor Select Variable Annuity — Prospectus

benefits under the contract, we require you to invest in these funds, which may limit your ability to increase your benefit. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility funds.
Purchase Payment Risk. Your ability to make subsequent purchase payments is subject to restrictions. We reserve the right to limit or restrict purchase payments in certain contract years or based on age, and in conjunction with certain optional living and death benefit riders with advance notice. Also, our prior approval may be required before accepting certain purchase payments. We reserve the right to limit certain annuity features (for example, investment options) if prior approval is required. There is no guarantee that you will always be permitted to make purchase payments.
Purchase Payment Credit Risk. The expenses of the Contract may be higher than expenses for a similar contract that does not credit a purchase payment credit. Your purchase payment credits may be more than offset by the higher expenses associated with this Contract. A purchase payment credit may be reversed upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a surrender payment subject to a surrender charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied.
Contract Changes Risk. We reserve the right to make certain changes in the future, subject to applicable law. We reserve the right to (i) limit transfers to the one-year fixed account or (ii) change the percentage allowed to be transferred from the one-year fixed account. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion. We reserve the right to close or restrict approved investment options in our sole discretion. For certain optional living benefits, we also reserve the right to add, remove or modify allocation plans and requirements in our sole discretion.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our general account (including under any Fixed Account option)  are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity Risk. Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•
the corruption or destruction of data;
•
theft, misuse or dissemination of data to the public, including your information we hold; and
•
denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. The risk of cyberattacks may be higher during periods of geopolitical turmoil. There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.
Potential Adverse Tax Consequences. Tax considerations vary by individual facts and circumstances. Tax rules may change without notice. Generally, earnings under your contract are taxed at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59 ½. If you purchase a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral beyond what is provided in that retirement plan. Consult a tax professional.
The Variable Account and the Funds
Variable Account. The variable account was established under Indiana law on July 15, 1987. The variable account, consisting of Subaccounts, is registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.
The variable account meets the definition of a separate account under federal securities laws. Income, gains, and losses credited to or charged against the variable account reflect the variable account’s own investment experience and not the investment experience of RiverSource Life’s other assets. The variable account’s assets are held separately from RiverSource Life’s assets and are not chargeable with liabilities incurred in any other business of RiverSource Life.  RiverSource Life is obligated to pay all amounts promised to contract owners under the contracts. The variable account includes other Subaccounts that are available under contracts that are not described in this prospectus.

RiverSource Endeavor Select Variable Annuity — Prospectus 19

The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the Subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.
We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.
The Funds: The contract currently offers subaccounts investing in shares of the Funds. Contract value allocated to a Subaccount will vary based on the investment experience of the corresponding Fund in which the Subaccount invests. There is a risk of loss of the entire amount invested. Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance may be found in the Appendix A to this prospectus.
Please read the Funds’ prospectuses carefully for facts you should know before investing. These prospectuses containing more detailed information about the Funds are available by contacting us at 70100 Ameriprise Financial Center, Minneapolis, MN 55474, telephone: 1-800-862-7919, website: Ameriprise.com/variableannuities.
•
Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives.
•
Fund name and management: An underlying Fund in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•
Eligible purchasers: All Funds are available to serve as the underlying investment options for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund Name and Management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate Fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate Funds. Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•
Asset allocation programs may impact Fund performance: Asset allocation programs in general may negatively impact the performance of an underlying Fund. Even if you do not participate in an asset allocation program, a Fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a Fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the Fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A Fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the Funds.
•
Funds available under the contract: We seek to provide a broad array of underlying Funds taking into account the fees and charges imposed by each Fund and the contract charges we impose. We select the underlying Funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which Funds to retain in a contract, which Funds to add to a contract and which Funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to Fund performance, Fund expenses, classes of Fund shares available, size of the Fund and investment objectives and investing style of the Fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other Funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a Fund, its distributor,

20 RiverSource Endeavor Select Variable Annuity — Prospectus

investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the Fund and support of marketing and distribution expenses incurred with respect to the Fund.
•
Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.
•
Conflicts of Interest with Certain Funds Advised by Columbia Management. We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several funds of funds, including Portfolio Navigator and Portfolio Stabilizer funds. As such, it retains full discretion over the investment activities and investment decisions of the Funds. These Funds invest in other registered mutual funds. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund.
•
Revenue we receive from the Funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a Fund, the Fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the Fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the Funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the Fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the Funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the Funds we make available due to contract owner elections to allocate purchase payments to the Funds through the subaccounts. In addition, the Funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the Funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest. The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated Funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated Funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated Funds comprises the greatest amount and percentage of revenue we derive from payments made by the Funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the Funds through this and other contracts we and our affiliates issue.

RiverSource Endeavor Select Variable Annuity — Prospectus 21

Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including, but not limited to expense payments and non-cash compensation, for various purposes:
•
Compensating, training and educating investment professionals who sell the contracts.
•
Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.
•
Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the Funds available under the contracts to contract owners, authorized selling firms and investment professionals.
•
Providing sub-transfer agency and shareholder servicing to contract owners.
•
Promoting, including and/or retaining the Fund’s investment portfolios as underlying investment options in the contracts.
•
Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
•
Furnishing personal services to contract owners, including education of contract owners regarding the Funds, answering routine inquiries regarding a Fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•
Subaccounting services, transaction processing, recordkeeping and administration.
•
Sources of revenue received from affiliated Funds: The affiliated Funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated Funds, or from the Funds’ affiliates, may include, but are not necessarily limited to, the following:
•
Assets of the Fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
•
Compensation paid out of 12b-1 fees that are deducted from Fund assets.
•
Sources of revenue received from unaffiliated Funds: The unaffiliated Funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated Funds, or the Funds’ affiliates, may include, but are not necessarily limited to, the following:
•
Assets of the Fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We receive this revenue in the form of a cash payment.
•
Compensation paid out of 12b-1 fees that are deducted from Fund assets.
The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs)
The “Nonunitized” separate account: We hold amounts You allocate to the GPAs in a “nonunitized” separate account, which is maintained by Us and segregated from Our general assets and the Variable Account. This separate account provides an additional measure of assurance that We will make full payment of amounts due under the GPAs. Unlike the Variable Account (i.e., a unitized separate account), which has subaccounts and accumulation units, We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to Your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. See “The General Account” for more information.
The GPAs: The contract currently offers GPAs that earn fixed interest during guarantee periods. The available guarantee periods may vary by state. The GPAs may not be available for contracts in some states.
Currently, unless you have elected one of the optional living benefit riders, you may allocate purchase payments to one or more of the GPAs. The required minimum investment in each GPA is $1,000. Information regarding each GPA, including (i) its name, and (ii) its term may be found in Appendix A to this prospectus.
These accounts are not offered after the annuitization start date. Each GPA pays an interest rate that is declared at the time of your allocation to that account. Interest is credited daily. That interest rate is fixed for the guarantee period that you chose. We may periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on any Contract Value already allocated to a GPA. The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion. These rates generally will be based on factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the

22 RiverSource Endeavor Select Variable Annuity — Prospectus

rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses. Contact our Service Center at the number listed on the cover page of this prospectus for current interest rates.
A positive or negative MVA is assessed if any Contract Value allocated to a GPA is withdrawn or transferred to another investment option more than thirty days before the end of its guarantee period. You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. We will not apply an MVA to Contract Value you transfer or withdraw out of the GPAs during the 30-day period ending on the last day of the guarantee period. For more information about the MVA, see “Charges and Adjustments – Adjustments – Market Value Adjustments.”
During the 30 day window, which precedes the end of your GPA investment’s guarantee period, you may elect one of the following options: (i) reinvest the Contract Value in a new GPA with the same guarantee period; (ii) transfer the Contract Value to a GPA with a different guarantee period; (iii) transfer the Contract Value to any of the subaccounts or the one-year fixed account, or withdraw the Contract Value (subject to applicable withdrawal and transfer provisions). We will send you a letter prior to the end of your guarantee period that lists the available GPAs or you can contact our Service Center at the number listed on the cover page of this prospectus for the GPAs currently available to you. If we do not receive any instructions by the end of your guarantee period, we will automatically transfer the Contract Value into the shortest GPA term offered in your state.

RiverSource Endeavor Select Variable Annuity — Prospectus 23

The General Account
The general account includes all assets owned by RiverSource Life, other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your contract including any optional benefits offered under the contract. These guarantees are subject to the claims-paying ability and financial strength of RiverSource Life. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of annuities and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is supported by our general account that we make available under the contract.
The Fixed Account
Amounts allocated to the fixed account are part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time at our discretion. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state and contract issue year, but it will be shown on your Contract Data page and will not be lower than the minimum allowed under the state law. Information regarding each fixed account option, including (i) its name, (ii) its term, and (iii) its historical minimum guaranteed interest rates may be found in Appendix A to this prospectus.
We back the principal and interest guarantees relating to the fixed account. These guarantees are subject to the creditworthiness and continued claims-paying ability of RiverSource Life.
Because of exemptive and exclusionary provisions, we have not registered interests in the fixed account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in the fixed account are subject to the provisions of these Acts.
The fixed account has not been registered with the SEC. Disclosures regarding the fixed account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
The One-Year Fixed Account
Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see “Making the Most of Your Contract – Transfer Policies”).
DCA Fixed Account
(Applies to contracts with applications signed on or after May 1, 2006 and if available in your state)
You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.
You may allocate your entire purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.
In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The first DCA monthly transfer occurs one day after we receive your payment.
The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account. When you allocate a purchase payment to the DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366

24 RiverSource Endeavor Select Variable Annuity — Prospectus

in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the DCA fixed account at promotional rates that are higher than those we credit to the one-year fixed account. We reserve the right to declare different annual effective rates:
•
for the DCA fixed account and the one-year fixed account;
•
for the DCA fixed accounts with terms of differing length;
•
for amounts in the DCA fixed account that are transferred to the one-year fixed account;
•
for amounts in the DCA fixed account that are transferred to the GPAs;
•
for amounts in the DCA fixed account that are transferred to the subaccounts.
Alternatively, you may allocate your purchase payment to any combination of the following which equals one hundred percent of the amount you invest:
•
the DCA fixed account for a six month term;
•
the DCA fixed account for a twelve month term;
•
the Portfolio Stabilizer or Portfolio Navigator fund, if you have one of the optional living benefit riders;
•
unless you have elected one of the optional living benefit riders, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.
If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:
•
to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;
•
to the Portfolio Stabilizer or Portfolio Navigator fund, if you have one of the optional living benefit riders;
•
unless you have elected one of the optional living benefit riders, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.
If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.
If you participate in a PN program, and you change to a different PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected PN program investment option.
If your contract permits, and you discontinue your participation in a PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see “Making the Most of Your Contract – Transfer Policies”).
You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the PN program investment option in effect, or if no PN program investment option is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see “Making the Most of Your Contract – Transfer Policies”).
Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see “Making the Most of your Contract – Automated Dollar-Cost Averaging.”
Buying Your Contract
New contracts as described in this prospectus are not currently being offered. Information about applying for the contract and issuing the contract is provided for informational purposes only.

RiverSource Endeavor Select Variable Annuity — Prospectus 25

We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information, we reserve the right to refuse issue of your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)
When you applied, you could have selected (if available in your state):
•
GPAs, the one-year fixed account, the DCA fixed account (if part of your contract) and/or subaccounts in which you want to invest;
•
how you want to make purchase payments;
•
the length of the withdrawal charge schedule (5 or 7 years from our receipt of each purchase payment);
•
a beneficiary;
•
the optional PN program(1); and
•
one of the following Death Benefits:
–
ROP Death Benefit;
–
MAV Death Benefit;
–
5% Accumulation Death Benefit(2); or
–
Enhanced Death Benefit(2).
In addition, you could have also selected (if available in your state):
Either of the following  Optional Living Benefits:
•
Accumulation Protector Benefit rider

•
SecureSource rider
Either of the following Optional Death Benefits:
•
Benefit Protector Death Benefit rider(3)
•
Benefit Protector Plus Death Benefit rider(3)
(1)
There is no additional charge for this feature.
(2)
The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector and Benefit Protector Plus Death Benefit riders.
(3)
Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.
The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account (if part of your contract) and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.
We will credit additional eligible purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our Service Center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our Service Center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.
You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.
In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.
Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and

26 RiverSource Endeavor Select Variable Annuity — Prospectus

proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Contract Exchanges
You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Generally, you can exchange one annuity for another or for a qualified long-term care insurance policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (IRS) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on the new contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period may begin when you exchange into the new contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for the new contract or buy the new contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes – 1035 Exchanges.”)
The Retirement Date
Annuity payouts begin on the retirement date. This means that the contract will be annuitized or converted to a stream of monthly payments. If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. You will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we processed your application, we established the retirement date to be the maximum age then in effect (or contract anniversary if applicable). Unless otherwise elected by you, all retirement dates are now automatically set to the maximum age of 95 now in effect. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.
The retirement date must be:
•
no earlier than the 30th day after the contract’s effective date; and no later than
•
the annuitant’s 95th birthday or the tenth contract anniversary, if later,
•
or such other date as agreed to by us but not later than the owner’s 105th birthday.
Six months prior to your retirement start date, we will contact you with your options including the option to postpone your retirement start date to a future date. You can choose to delay the retirement start date of your contract to a date beyond age 95, to the extent allowed by applicable state law and tax laws.
If you do not make an election, annuity payouts using the contract’s default option of annuity payout Plan B – Life with 10 years certain will begin on the retirement start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, we will continue to make payments until 10 years of payments have been made.
Generally, if you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your retirement start date, your contract will not be automatically annuitized (subject to state requirements). However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.
Beneficiary
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before the annuitization start date. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)
If you select the SecureSource – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.
Purchase Payments
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.
Minimum initial purchase payment
$10,000

RiverSource Endeavor Select Variable Annuity — Prospectus 27

Minimum additional purchase payments
$50 for SIPs
$100 for all other payment types
Maximum total purchase payments*
$1,000,000
*
This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code’s limits on annual contributions also apply. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.
Effective Jan. 26, 2009, no additional purchase payments are allowed for contracts with the Guarantor Withdrawal Benefit rider, Enhanced Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders, subject to state restrictions.
For contracts issued in all states except those listed below certain exceptions apply and the following additional purchase payments will be allowed on/after Jan. 26, 2009:
a.
Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.
b.
Prior and current tax year contributions up to the annual limit set up by the IRS for any Qualified Accounts except TSAs and 401(a)s. This annual limit applies to IRAs, Roth IRAs, and SEP plans.
For contracts issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract will be limited to $100,000 for the life of your contract. The limit does not apply to Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.
We reserve the right to change these current rules at any time, subject to state restrictions.
How to Make Purchase Payments

1 Electronically and By SIP
Contact your investment professional to move money electronically or to complete the necessary SIP paperwork.

2 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Purchase Payment Credits
As of May 1, 2006, we no longer offer purchase payment credits in most states.
Purchase payment credits were available if you:
•
purchased a contract with the seven-year surrender charge schedule with an application signed date before May 1, 2006; or
•
purchased a contract with the seven-year surrender charge schedule with an application signed date on or after May 1, 2006 in a state where purchase payment credits are/were still available at the time you purchased your contract.
We applied a credit to your contract of 1% of your current purchase payment. We applied this credit immediately. We allocated the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.
We reversed credits from the contract value for any purchase payment that was not honored (if, for example, your purchase payment check was returned for insufficient funds).
To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit payment under this contract; or (2) a request for withdrawal charge waiver due to “Contingent events” (see “Charges and Adjustments – Transaction Expenses –

28 RiverSource Endeavor Select Variable Annuity — Prospectus

Surrender Charge – Contingent events”), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.
Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.
Limitations on Use of Contract
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.
Charges and Adjustments
Transaction Expenses
Withdrawal Charge
If You withdraw all or part of Your contract value before annuity payouts begin, We may deduct a withdrawal charge from the contract value that is withdrawn. The withdrawal charge helps Us cover sales and distribution expenses. As described below, a withdrawal charge applies to each purchase payment You make. The withdrawal charge lasts for 7 years or 5 years from Our receipt of each purchase payment, depending on which withdrawal charge schedule You select when You purchase the contract (see “Fee Table and Examples”).
You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the SecureSource, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:
Contracts without SecureSource rider, Guarantor Withdrawal Benefit for Life rider or Guarantor Withdrawal Benefit rider
The TFA is the greater of:
•
10% of the contract value on the prior contract anniversary(1); or
•
current contract earnings.
Contracts with SecureSource rider or Guarantor Withdrawal Benefit for Life rider
The TFA is the greatest of:
•
10% of the contract value on the prior contract anniversary(1);
•
current contract earnings; or
•
the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.
Contracts with Guarantor Withdrawal Benefit rider
The TFA is the greatest of:
•
10% of the contract value on the prior contract anniversary(1);
•
current contract earnings; or
•
the Remaining Benefit Payment.
(1)
We consider your initial purchase payment to be the prior contract anniversary’s contract value during the first contract year.
Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.
A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:
1.
We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

RiverSource Endeavor Select Variable Annuity — Prospectus 29

2.
We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this “first-in, first-out” rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.
Example: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (The withdrawal charge percentages for the 5-Year and 7-Year withdrawal charge schedule are shown in a table in the “Fee Table and Examples” above.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.
We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see “Fee Table and Examples”), and then adding the total withdrawal charges.
For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the guarantee period accounts may also be subject to a market value adjustment (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request.
The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.
For an example, see “Charges and Adjustments – Adjustments – Market Value Adjustments”.
Waiver of withdrawal charges
We do not assess withdrawal charges for:
•
withdrawals of any contract earnings;
•
withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;
•
if you elected the SecureSource rider, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, the greater of your contract’s Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;
•
if you elected the Guarantor Withdrawal Benefit rider, your contract’s Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;
•
required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;
•
contracts settled using an annuity payout plan (Exception: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge. )
•
withdrawals made as a result of one of the “Contingent events”* described below to the extent permitted by state law; and
•
death benefits.
Contingent events
•
Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.
•
To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician’s statement. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.
Liquidation charge under Annuity Payout Plan E – Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to withdraw those payments. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be

30 RiverSource Endeavor Select Variable Annuity — Prospectus

5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The liquidation charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate.
Fixed Payouts: Withdrawal charge for Fixed Annuity Payout Plan E – Payouts for a specified period: If you are receiving annuity payments under this annuity payout plan, you can choose to take a withdrawal and a withdrawal charge may apply.
A withdrawal charge will be assessed against the present value of any remaining guaranteed payouts withdrawn. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) the annual effective interest rate and periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you have withdrawn, the present value determined will be multiplied by the withdrawal charge percentage in the table below and deducted from the present value to determine the net present value you will receive.
Number of Completed Years Since Annuitization	Withdrawal charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit withdrawals in the first year after annuitization.
We will provide a quoted present value (which includes the deduction of any withdrawal charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following withdrawal will be reduced to zero.
Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.
Annual Contract Expenses
Base Contract Expenses
Base Contract Expenses consist of the contract administrative charge and mortality and expense risk fee.
Contract Administrative Charge
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the one year fixed account, and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.
We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.
If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.
Variable Account Administrative Charge
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

RiverSource Endeavor Select Variable Annuity — Prospectus 31

Mortality and Expense Risk Fee
We charge these fees daily to the subaccounts as a percentage of the daily contract value in the variable account. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. The fees listed below are the current fees and they cannot be changed.
The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.
Seven-year withdrawal charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state	Qualified annuities	Nonqualified annuities
ROP Death Benefit	0.90%	1.05%
MAV Death Benefit	1.10	1.25
5% Accumulation Death Benefit	1.25	1.40
Enhanced Death Benefit	1.30	1.45
Seven-year withdrawal charge schedule for all other contracts
ROP Death Benefit	1.00%	1.15%
MAV Death Benefit	1.20	1.35
5% Accumulation Death Benefit	1.35	1.50
Enhanced Death Benefit	1.40	1.55
Five-year withdrawal charge schedule
ROP Death Benefit	1.20%	1.35%
MAV Death Benefit	1.40	1.55
5% Accumulation Death Benefit	1.55	1.70
Enhanced Death Benefit	1.60	1.75
Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.
Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.
The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•
first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
•
then, if necessary, the funds redeem shares to cover any remaining fees payable.
We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.
Adjustments
Market Value Adjustments
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period. At all other times, and unless one of the exceptions described below applies, we will apply an MVA if you make certain transactions while you have contract value invested in a GPA. The following transactions when applied to a GPA, which we refer to as "early withdrawals," are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
No MVA will apply to:

32 RiverSource Endeavor Select Variable Annuity — Prospectus

•
amounts withdrawn under contract provisions that waive withdrawal charges for Hospital or Nursing Home Confinement and Terminal Illness Diagnosis;
•
transfers from a one-year GPA occurring under an automated dollar-cost averaging program or interest sweep strategy;
•
automatic rebalancing under any PN program model portfolio we offer which contains one or more GPAs. However, an MVA will apply if you transfer to a new PN program investment option;
•
 amounts applied to an annuity payout plan while a PN program model portfolio containing one or more GPAs is in effect; and
•
 amounts deducted for fees and charges.
The application of an MVA may result in either a gain or loss. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. Under certain death benefits, the value of the death benefit is reduced proportionally when you take a partial withdrawal based on the percentage of contract value that is withdrawn. If you request a partial withdrawal from the GPAs that will give you the net amount you requested after we apply any applicable MVA and withdrawal charge, the MVA could increase or decrease the percentage of contract value that is withdrawn. In these circumstances, a negative MVA would increase the impact of a partial withdrawal on the value of the death benefit.
When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The MVA is sensitive to changes in current interest rates. The MVA, which can be zero, positive or negative, reflects the relationship between the guaranteed interest rate that applies to the GPA from which you are taking an early withdrawal and the interest rate we are then currently crediting on new GPAs that mature at the same time. The magnitude of any applicable MVA will depend on the difference in these current guaranteed interest rates at the time of the early withdrawal corresponding to the time remaining in your guarantee period and your guaranteed interest rate. If interest rates have increased, the MVA will generally be negative and the early withdrawal amount will be less; if interest rates have decreased, the MVA will generally be positive and the early withdrawal amount will be increased. This is summarized in the following table:
If your GPA rate is:	The MVA is:
Less than the new GPA rate + 0.10%	Negative
Equal to the new GPA rate + 0.10%	Zero
Greater than the new GPA rate + 0.10%	Positive

The precise MVA formula we apply is as follows:
Early withdrawal amount	×	[	(1 + i	)	(n/12)	–1	]	=	MVA
1 + j + .001

Where i	=	rate earned in the GPA from which amounts are being transferred or withdrawn.
j	=	current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).
n	=	number of months remaining in the current Guarantee Period (rounded up to the next month).
Withdrawal charges and other charges applicable to your contract and optional benefit riders you have elected may also apply to an early withdrawal. As noted above, we do not apply MVAs to the amounts we deduct for fees and charges, including withdrawal charges. We will deduct any applicable withdrawal charge from your early withdrawal after applying the MVA. Please note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.
Contact our Service Center at the number listed on the cover page of this prospectus for a quote of the impact an early withdrawal would have on your contract value. Values fluctuate daily and the actual MVA applied at the time an early withdrawal is processed may be more or less than the values quoted at the time of your call. Additional information about MVAs, including MVA examples, is located in the Statement of Additional Information (“SAI”).
The MVA is intended to protect us from losses on the investments we hold to support our guaranteed interest rates when we must pay out amounts that are removed from the GPAs early.

RiverSource Endeavor Select Variable Annuity — Prospectus 33

Optional Benefit Charges
Optional Living Benefit Charges
Accumulation Protector Benefit Rider Fee
We deduct an annual charge from your contract value on your contract anniversary for this optional benefit only if you select it. The charge is percentage of the greater of your contract value or the minimum contract accumulation value. See table below for the applicable percentage. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge.
The Accumulation Protector Benefit rider fee will not exceed a maximum of 1.75%.
We may increase the rider fee at our discretion and on a nondiscriminatory basis.
We will not change the Accumulation Protector Benefit rider fee in effect on your contract after the rider effective date unless:
(a)
you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or
(b)
you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee.
We exercised our right to increase the rider fee upon elective step up or elective spousal continuation step up and vary the fee depending on whether your contract value is invested in one of the Portfolio Navigator or Portfolio Stabilizer funds at the time of the elective step up or spousal continuation step up. You will pay the fee that is in effect on the valuation date we receive your written request to step up. Currently, we waive our right to increase the fee for investment option changes. There is no assurance that we will not exercise our right in the future.
If you request an elective step up or the elective spousal continuation step up, the fee that will apply to your rider will correspond to the fund in which you are invested at that time, as shown in the table below.
Contract purchase date:	Maximum annual rider fee	Initial annual rider fee and annual rider fee for elective step-ups before 04/29/2013
Prior to 01/26/2009	1.75%	0.55%
01/26/2009 – 05/31/2009	1.75%	0.80%
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)
Current annual rider fees for elective step-up (including elective spousal continuation step-up) requests on/after 04/29/2013 are shown in the table below.
Elective step up date:	If invested in Portfolio Navigator fund at the time of step-up:	If invested in Portfolio Stabilizer fund at the time of step-up:
04/29/2013 – 11/17/2013	1.75%	n/a
11/18/2013 – 10/17/2014	1.75%	1.30%
10/18/2014 – 06/30/2016	1.60%	1.00%
07/01/2016 – 10/15/2018	1.75%	1.30%
10/16/2018 – 12/29/2019	1.40%	1.00%
12/30/2019 – 07/20/2020	1.55%	1.15%
07/21/2020 and later	1.75%	1.75%
If your annual rider fee changes during the contract year, on the next contract anniversary we will calculate an average rider fee that reflects the various fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.
Subject to the terms of your contract, we reserve the right to further increase the rider fees to the maximum limit provided by your rider and to vary the rider fees based on the fund you select.

34 RiverSource Endeavor Select Variable Annuity — Prospectus

The automatic step up option available under your rider will not impact your rider fee.
Please see the “Optional Living Benefits — Accumulation Protector Benefit Rider” section for a full description and rules applicable to elective and automatic step up options under your rider.
The charge does not apply after annuity payouts begin.
SecureSource Rider Fee
We deduct a charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:
Application signed date	Maximum annual rider fee	Initial annual rider fee
5/1/2007 – 5/31/2008, Single Life	1.50%	0.65%
5/1/2007 – 5/31/2008, Joint Life	1.75%	0.85%
6/1/2008 – 1/25/2009, Single Life	1.50%	0.75%
6/1/2008 – 1/25/2009, Joint Life	1.75%	0.95%
1/26/2009 and later, Single Life	2.00%	1.10%
1/26/2009 and later, Joint Life	2.50%	1.40%
We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect a SecureSource rider, you may not cancel it and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.
We may increase the rider fee at our discretion and on a nondiscriminatory basis. However, the rider fee will not exceed the maximum fees as shown in the table above.
We will not change the SecureSource rider fee in effect on your contract after the rider effective date unless:
(a)
you choose the annual elective step up or the elective spousal continuation step up after we have exercised our rights to increase the rider fee; or
(b)
you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.
Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested. Beginning Dec. 18, 2013, if you:
•
request an elective step up or the elective spousal continuation step up, or
•
move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to, the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.
If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.
Portfolio Navigator funds
Application signed date	All Portfolio Stabilizer funds	Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)
5/1/2007 – 5/31/2008, Single Life	0.65%	0.75%	0.75%	0.75%	0.90%	1.00%
5/1/2007 – 5/31/2008, Joint Life	0.85%	0.95%	0.95%	0.95%	1.10%	1.20%
6/1/2008 – 1/25/2009, Single Life	0.75%	0.85%	0.85%	0.85%	1.00%	1.10%
6/1/2008 – 1/25/2009, Joint Life	0.95%	1.05%	1.05%	1.05%	1.20%	1.30%
1/26/2009 and later, Single Life	1.10%	1.10%	1.10%	1.10%	1.20%	1.30%
1/26/2009 and later, Joint Life	1.40%	1.40%	1.40%	1.40%	1.50%	1.60%

RiverSource Endeavor Select Variable Annuity — Prospectus 35

On your next contract anniversary, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:
1
Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.
2.
Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.
3.
Do not elect a step up. You will not lock in contract gains, but your rider fee will stay the same.
During the 30 days following your contract anniversary, if your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:
1.
to a Portfolio Stabilizer fund;
2.
to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or
3.
to a more aggressive Portfolio Navigator fund.
The step up and lock in of any contract gains will occur as of the date of the transfer described above.
Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.
We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. If you are subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election (if eligible). You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. The Step up and new fee will be effective on the date we receive your request for the step up (Step up date).
For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:
1.
the duration of your window is determined on a calendar day basis;
2.
under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and
3.
if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.
Each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.
Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.
Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.
If you choose the elective step up, the elective spousal continuation step up, or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The charge does not apply after the annuitization start date.
For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix M.

36 RiverSource Endeavor Select Variable Annuity — Prospectus

Guarantor Withdrawal Benefit for Life Rider Fee(1)
We deduct an annual charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. The initial fee is 0.65%. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.
The Guarantor Withdrawal Benefit for Life rider charge will not exceed a maximum fee of 1.50%.
We may increase the rider fee at our discretion and on a nondiscriminatory basis.
We will not change the Guarantor Withdrawal Benefit for Life rider fee in effect on your contract after the rider effective date unless:
(a)
you choose the annual elective step up or the elective spousal continuation step up after we have exercised our rights to increase the rider fee; or
(b)
you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.
Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested. Beginning Dec. 18, 2013, if you:
•
request an elective step up or the elective spousal continuation step up, or
•
move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to, the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.
If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.
Fund name	Maximum annual rider fee	Current annual rider fee as of 12/18/13
Portfolio Stabilizer funds	1.50%	0.65%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	1.50%	0.95%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.50%	1.10%
On your next contract anniversary, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:
1.
Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.
2.
Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.
3.
Do not elect a step up, if eligible. You will not lock in contract gains, but your rider fee will stay the same.
During the 30 days following your contract anniversary, if your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:
1.
to a Portfolio Stabilizer fund;
2.
to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or
3.
to a more aggressive Portfolio Navigator fund.
The step up and lock in of any contract gains will occur as of the date of the transfer described above.
(1)
See disclosure in Appendix J.

RiverSource Endeavor Select Variable Annuity — Prospectus 37

Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.
We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. If you are subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election if eligible. You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. The step up and new fee will be effective on the date we receive your request for the step up (Step up date).
For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:
1.
the duration of your window is determined on a calendar day basis;
2.
under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and
3.
if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.
Each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.
Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.
Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.
If you choose the elective step up, the elective spousal continuation step up, or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your investment option. On the next contract anniversary, we will calculate an average fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The charge does not apply after the annuitization start date.
For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix M.
Guarantor Withdrawal Benefit Rider Fee(1)
This fee information applies to both Rider A and Rider B unless otherwise noted.
We deduct an annual charge based on contract value for this optional feature only if you select it. The initial fee is 0.55%. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the one year fixed account, and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.
The Guarantor Withdrawal Benefit rider fee will not exceed a maximum charge of 1.50%.
We may increase the rider fee at our discretion and on a nondiscriminatory basis.
We will not change the Guarantor Withdrawal Benefit rider fee in effect on your contract after the rider effective date unless:
(a)
you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or
(1)
See disclosure in Appendix K.

38 RiverSource Endeavor Select Variable Annuity — Prospectus

(b)
you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.
Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested.
Beginning Dec. 18, 2013, if you:
•
request an elective step up or the elective spousal continuation step up, or
•
move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to, the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.
If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.
Fund name	Maximum annual rider fee	Current annual rider fee as of 12/18/13
Portfolio Stabilizer funds	1.50%	0.55%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	1.50%	0.85%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.50%	1.00%
On your next contract anniversary after, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:
1.
Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.
2.
Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.
3.
Do not elect a step up, if eligible. You will not lock in contract gains, but your rider fee will stay the same.
For the enhanced rider, if during the 30 days following your contract anniversary, your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:
1.
to a Portfolio Stabilizer fund;
2.
to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or
3.
to a more aggressive Portfolio Navigator fund.
For original riders, you must always elect to step up your rider values. The step up and lock in of any contract gains will occur as of the date of the transfer described above.
Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.
We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. For original riders or enhanced riders subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election if eligible. You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. For enhanced riders and original riders with an application signed date on or after 4/29/2005, if approved in your state, the step up and new fee will be effective on the date we receive your request for the step up (Step up date). For original riders with an application signed date before 4/29/2005, the step up will be effective as of your contract anniversary and the fee for your rider will be the fee that was in effect for your current fund on the anniversary.
For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:
1.
the duration of your window is determined on a calendar day basis;

RiverSource Endeavor Select Variable Annuity — Prospectus 39

2.
under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and
3.
if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.
Under the enhanced rider, each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.
Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.
Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.
If you choose the annual or spousal continuation elective step up or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the effective date of your step up or investment option change. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The charge does not apply after the annuitization start date.
For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix M.
Income Assurer Benefit Rider Fee
We deduct a charge for this optional feature only if you selected it. We determine the charge by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see “Optional Benefits – Income Assurer Benefit Riders”) and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:
	Maximum	Current
Income Assurer Benefit – MAV	1.50%	0.30%(1)
Income Assurer Benefit – 5% Accumulation Benefit Base	1.75	0.60 (1)
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base	2.00	0.65 (1)
(1)
For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit – MAV – 0.55%, Income Assurer Benefit – 5% Accumulation Benefit Base – 0.70%; and Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base – 0.75%.
We deduct the charge from the contract value on your contract anniversary. We prorate this charge among the GPAs , the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.
Currently the Income Assurer Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program investment option but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit charge after the rider effective date, unless you change your PN program investment option after we have exercised our rights to increase the fee and/or charge a separate fee for each PN program investment option. If you choose to change your PN program investment option after we have exercised our rights to increase the rider fee, you will pay the fee that is in effect on the valuation date we receive your written request to change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
For an example of how each Income Assurer Benefit rider fee is calculated, see Appendix L.

40 RiverSource Endeavor Select Variable Annuity — Prospectus

Optional Death Benefit Charges
Benefit Protector Death Benefit Rider Fee
We deduct a charge for the optional feature only if you select it. The current annual fee is 0.25% of your contract value on each contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.
Benefit Protector Plus Death Benefit Rider Fee
We charge a fee for the optional feature only if you select it. The current annual fee is 0.40% of your contract value on each contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.
Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds.
Premium Taxes
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.
Valuing Your Investment
We value your accounts as follows:
GPAs
We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:
•
the sum of your purchase payments and transfer amounts allocated to the GPAs;
•
plus any purchase payment credits allocated to the GPAs;
•
plus interest credited;
•
minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;
•
minus any prorated portion of the contract administrative charge; and
•
minus the prorated portion of the fee for any of the following optional benefits you have selected:
–
Accumulation Protector Benefit rider;
–
SecureSource rider
–
Guarantor Withdrawal Benefit for Life rider;
–
Guarantor Withdrawal Benefit rider;
–
Income Assurer Benefit rider;
–
Benefit Protector rider; or
–
Benefit Protector Plus rider.

RiverSource Endeavor Select Variable Annuity — Prospectus 41

The Fixed Account
The fixed account includes the one-year fixed account and the DCA fixed account.
We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:
•
the sum of your purchase payments allocated to the one-year fixed account and the DCA fixed account (if included), and transfer amounts to the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);
•
plus interest credited;
•
minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;
•
minus any prorated portion of the contract administrative charge; and
•
minus the prorated portion of the fee for any of the following optional benefits you have selected:
–
Accumulation Protector Benefit rider;
–
SecureSource rider
–
Guarantor Withdrawal Benefit for Life rider;
–
Guarantor Withdrawal Benefit rider;
–
Income Assurer Benefit rider;
–
Benefit Protector rider; or
–
Benefit Protector Plus rider.
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).
The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.
Here is how we calculate accumulation unit values:
Number of units: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.
Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•
adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
•
dividing that sum by the previous adjusted net asset value per share; and
•
subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.
Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.
Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value.
The number of accumulation units you own may fluctuate due to:
•
additional purchase payments you allocate to the subaccounts;
•
any purchase payment credits allocated to the subaccounts;
•
transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);
•
partial withdrawals;
•
withdrawal charges;

42 RiverSource Endeavor Select Variable Annuity — Prospectus

and the deduction of a prorated portion of:
•
the contract administrative charge; and
•
the fee for any of the following optional benefits you have selected:
–
Accumulation Protector Benefit rider;
–
SecureSource rider;
–
Guarantor Withdrawal Benefit for Life rider;
–
Guarantor Withdrawal Benefit rider;
–
Income Assurer Benefit rider;
–
Benefit Protector rider; or
–
Benefit Protector Plus rider.
Accumulation unit values will fluctuate due to:
•
changes in fund net asset value;
•
fund dividends distributed to the subaccounts;
•
fund capital gains or losses;
•
fund operating expenses; and
•
mortality and expense risk fee and the variable account administrative charge.
Making the Most of Your Contract
Automated Dollar-Cost Averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year GPA or one-year fixed account to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year GPA or one-year fixed account into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year GPA or one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		Jun	100	18	5.56
		Jul	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.
Dollar-cost averaging as described in this section is not available when the PN program is in effect.

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However, subject to certain restrictions, dollar-cost averaging is available through the DCA fixed account. See the “DCA Fixed Account” and “Portfolio Navigator Program and Portfolio Stabilizer Funds” sections in this prospectus for details.
Asset Rebalancing
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.
Different rules apply to asset rebalancing under the PN program (see “Portfolio Navigator Program and Portfolio Stabilizer Funds” below).
As long as you are not participating in the PN program, asset rebalancing is available for use with the DCA fixed account (see “DCA Fixed Account”) only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.
Portfolio Navigator Program (PN program) and Portfolio Stabilizer Funds
PN Program. You are required to participate in the PN program if your contract includes optional living benefit riders. Under the PN program, your contract value is allocated to a PN program investment. The PN program investment options are currently five funds of funds, each of which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds’ investment objective (“Portfolio Navigator funds”). The PN program is available for both nonqualified and qualified annuities.
The Portfolio Navigator funds. We offer the following Portfolio Navigator funds:
1.
Variable Portfolio – Aggressive Portfolio
2.
Variable Portfolio – Moderately Aggressive Portfolio
3.
Variable Portfolio – Moderate Portfolio
4.
Variable Portfolio – Moderately Conservative Portfolio
5.
Variable Portfolio – Conservative Portfolio
Each Portfolio Navigator fund is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk, which it seeks to achieve by investing in various underlying funds.
For additional information about the Portfolio Navigator funds’ investment strategies, see the Funds’ prospectus.
If your contract does not include one of the living benefit riders, you may not participate in the PN program, but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds.
Beginning November 18, 2013, if you have selected the SecureSource rider, Guarantor Withdrawal Benefit for Life riders, Guarantor Withdrawal Benefit rider or Accumulation Protector Benefit rider, as an alternative to the Portfolio Navigator funds in the PN program, we have made available to you four new funds, known as Portfolio Stabilizer funds.
The Portfolio Stabilizer funds. The following Portfolio Stabilizer funds currently available are:
1.
Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
2.
Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
3.
Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
4.
Variable Portfolio – Managed Volatility Growth Fund (Class 2)
Each Portfolio Stabilizer fund has an investment objective of pursuing total return while seeking to manage the Fund’s exposure to equity market volatility.
For additional information about the Portfolio Stabilizer funds’ investment strategies, see the Funds’ prospectuses.

44 RiverSource Endeavor Select Variable Annuity — Prospectus

You may choose to remain invested in your current Portfolio Navigator fund, move to a different Portfolio Navigator fund, or move to a Portfolio Stabilizer fund. Your decision should be made based on your own individual investment objectives and financial situation and in consultation with your investment professional.
Please note that if you are currently invested in a Portfolio Navigator fund as part of the PN program and choose to reallocate your contract value to a Portfolio Stabilizer fund, you will no longer have access to any of the Portfolio Navigator funds, but you may change to any one of the other Portfolio Stabilizer funds, subject to the transfer limits applicable to your rider.
If your contract does not include the living benefit riders, you may not participate in the PN program; but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds. You should review any PN program, Portfolio Navigator funds and Portfolio Stabilizer funds information, including the funds’ prospectus, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program, Portfolio Navigator funds and Portfolio Stabilizer funds.
The PN program static model portfolios. If you have chosen to remain invested in a “static” PN program model portfolio investment option, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any updates to the model portfolio or reallocation recommendations. (The last such reallocation recommendation was provided in 2009.) Each model portfolio consists of underlying funds and/or any GPAs (if included) according to the allocation percentages stated for the model portfolio. If you are participating in the PN program through a model portfolio, you instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.
Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:
•
no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a fund of funds);
•
no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See “Charges and Adjustments – Adjustments – Market Value Adjustments.”)
If you choose to remain in a static model portfolio, the investments and investment styles and policies of the underlying funds in which your contract value is invested may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs, even though your allocations to underlying funds do not change. Furthermore, the absence of periodic updating means that existing underlying funds will not be replaced as may be appropriate due to poor performance, changes in management personnel, liquidation, merger or other factors. Your investment professional can help you determine whether your continued investment in a static model portfolio is appropriate for you.
Investing in the Portfolio Stabilizer funds, the Portfolio Navigator funds and PN static model portfolios (the Funds). You are responsible for determining which investment option is best for you. Currently, the PN program includes five Portfolio Navigator funds (and under the previous PN program, five static model portfolios investment options), with risk profiles ranging from conservative to aggressive in relation to one another. There are four Portfolio Stabilizer funds currently available. If your contract includes a living benefit rider you may only invest in one Portfolio Stabilizer or Portfolio Navigator fund at a time. Your investment professional can help you determine which investment option most closely matches your investing style, based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. There is no guarantee that the investment option you select is appropriate for you based on your investment objectives and/or risk profile. We and Columbia Management are not responsible for your decision to select a certain investment option or your decision to transfer to a different investment option.
If you initially allocate qualifying purchase payments to the DCA fixed account when available (see “DCA Fixed Account”), and you are invested in one of the Portfolio Stabilizer or Portfolio Navigator funds, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the investment option or model portfolio you have chosen.
Before you decide to transfer contract value to the Portfolio Stabilizer funds, you and your investment professional should carefully consider the following:
•
Whether the Portfolio Stabilizer funds meet your personal investment objectives and/or risk tolerance.
•
Whether you would like to continue to invest in a Portfolio Navigator fund. If you decide to transfer your contract value to a Portfolio Stabilizer fund, you permanently lose your ability to invest in any of the Portfolio Navigator funds if you have a living benefit rider. If you decide to no longer invest your contract value in the Portfolio Stabilizer funds, your only option will be to terminate your contract by requesting a full surrender. Withdrawal charges and tax penalties may apply.
•
Whether the total expenses associated with an investment in a Portfolio Stabilizer fund is appropriate for you. For total expenses associated with the rider, you should consider not only the variation of the rider fee, but also the

RiverSource Endeavor Select Variable Annuity — Prospectus 45

variation in fees among the various funds. You should also consider your overall investment objective, as well as how total fees and your selected fund’s investment objective may impact the amount of any step up opportunities in the future.
You may request a change to your Fund selection (or a transfer from your PN program static model portfolio to either a Portfolio Navigator fund or a Portfolio Stabilizer fund) up to two times per contract year by written request on an authorized form or by another method agreed to by us. If you make such a change, we may charge you a higher fee for your rider. However, an initial transfer from a Portfolio Navigator fund to a Portfolio Stabilizer fund will not count toward the limit of two transfers per year. If your contract includes a SecureSource  rider, we reserve the right to limit the number of changes if required to comply with the written instructions of a fund (see “Market Timing”). If your contract includes the GWB for Life rider or SecureSource rider, we reserve the right to limit the number of investment options from which you can select, subject to state restrictions. If you decide to annuitize your contract, your rider will terminate and you will no longer have access to the Portfolio Stabilizer funds. If your living benefit rider is terminated, you may remain invested in the Portfolio Stabilizer funds, but you will not be allowed to allocate future purchase payments or make transfers to these funds.
Substitution and modification. We reserve the right to add, remove or substitute Funds. We also reserve the right, upon notification to you, to close or restrict any Fund. Any change will apply to current allocations and/or to future payments and transfers. Any substitution of Funds may be subject to SEC or state insurance departments approval.
We reserve the right to change the terms and conditions of the PN program or to change the availability of the investment options upon written notice to you. This includes but is not limited to the right to:
•
limit your choice of investment options based on the amount of your initial purchase payment;
•
cancel required participation in the program after 30 days written notice;
•
substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and
•
discontinue the PN program after 30 days written notice.
Risks associated with the Funds. An investment in a Fund involves risk. Principal risks associated with an investment in a Fund may be found in the relevant Fund’s prospectus. There is no assurance that the Funds will achieve their respective investment objectives. In addition, there is no guarantee that the Fund’s strategy will have its intended effect or that it will work as effectively as is intended.
Investing in a Portfolio Navigator fund, Portfolio Stabilizer fund or PN program static model portfolio does not guarantee that your contract will increase in value nor will it protect in a decline in value if market prices fall. Depending on future market conditions and considering only the potential return on your investment in the Fund, you might benefit (or benefit more) from selecting alternative investment options.
For more information and a list of the risks associated with investing in the Funds, including volatility and volatility management risk associated with Portfolio Stabilizer funds, please consult the applicable Funds’ prospectuses and “The Variable Account and the Funds – Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Conflicts of interest. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions.
For additional information regarding the conflicts of interest to which Columbia Management may be subject, see the Funds’ prospectuses and “The Variable Account and the Funds – Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Automatic reallocation after taking withdrawal. If you selected the SecureSource, riders, under the rules currently applicable to investments in the Portfolio Navigator funds, your contract value will be automatically reallocated to the Moderate option, Variable Portfolio – Moderate Portfolio once you begin taking withdrawals if the fund you are invested in is more aggressive. By contrast, under the rules applicable to investments in the Portfolio Stabilizer funds, your contract value will not automatically be reallocated to a more conservative investment option after you begin taking withdrawals.
Living benefits requiring participation in the PN program or investing in the Portfolio Stabilizer funds:
•
Accumulation Protector Benefit rider: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds. For contracts with applications signed on or after Jan. 26, 2009, you cannot select the Portfolio Navigator Aggressive investment option, or transfer to the Portfolio Navigator Aggressive investment option while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the

46 RiverSource Endeavor Select Variable Annuity — Prospectus

PN program. At all other times, if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply.
•
SecureSource or Guarantor Withdrawal Benefit for Life rider: The SecureSource rider or the Guarantor Withdrawal Benefit for Life rider requires that your contract value be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds, for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds. Withdrawal charges and tax penalties may apply.
•
Guarantor Withdrawal Benefit rider: The Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds, for the life of the contract and because you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds. Withdrawal charges and tax penalties may apply.
Living benefit requiring participation in the PN program:
•
Income Assurer Benefit rider: The Income Assurer Benefit rider requires that your contract value be invested in one of the PN program investment options for the life of the contract. You can terminate the Income Assurer Benefit rider during the 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times you cannot terminate the Income Assurer Benefit rider once you have selected it and you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options. Withdrawal charges and tax penalties may apply.
Transferring Among Accounts
The transfer rights discussed in this section do not apply if you have selected one of the optional living benefit riders.
You may transfer contract value from any one subaccount, GPA, the one-year fixed account or the DCA fixed account. to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to the DCA fixed account.
The date your request to transfer will be processed depends on when and how we receive it:
For transfer requests received in writing:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
For transfer requests received by phone:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.
We may suspend or modify transfer privileges at any time.
For information on transfers after annuity payouts begin, see “Transfer Policies” below.
Transfer Policies
•
Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed

RiverSource Endeavor Select Variable Annuity — Prospectus 47

account for six months following that transfer. We reserve the right to further limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.
•
You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.
•
You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see “Charges and Adjustments – Adjustments – Market Value Adjustments”).
•
If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.
•
You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See “DCA Fixed Account.”)
•
Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs and DCA accounts.
Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•
diluting the value of an investment in an underlying fund in which a subaccount invests;
•
increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,
•
preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:

48 RiverSource Endeavor Select Variable Annuity — Prospectus

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90-day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.
If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
•
requiring transfer requests to be submitted only by first-class U.S. mail;
•
not accepting hand-delivered transfer requests or requests made by overnight mail;
•
not accepting telephone or electronic transfer requests;
•
requiring a minimum time period between each transfer;
•
not accepting transfer requests of an agent acting under power of attorney;
•
limiting the dollar amount that you may transfer at any one time;
•
suspending the transfer privilege; or
•
modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•
Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•
Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•
Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•
Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.

RiverSource Endeavor Select Variable Annuity — Prospectus 49

For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.
How to Request a Transfer or Withdrawal

1 By automated transfers and automated partial withdrawals
Your investment professional can help you set up automated transfers among your GPAs, one-year fixed account or the subaccounts or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.
You can start or stop this service by written request or other method acceptable to us.
You must allow 30 days for us to change any instructions that are currently in place.
•
Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.
•
Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.
•
Automated withdrawals may be restricted by applicable law under some contracts.
•
You may not make systematic purchase payments if automated partial withdrawals are in effect.
•
If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a DCA Fixed Account (see “The Fixed Account — DCA Fixed Account” and “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”).
•
Automated partial withdrawals may result in income taxes and penalties on all or part of the amount withdrawn.
•
If you have SecureSource rider, Guarantor Withdrawal Benefit for Life rider or Guarantor Withdrawal Benefit rider, you may set up automated partial withdrawals up to the benefit amount available for withdrawal under the rider.

Minimum amount
Transfers or withdrawals:	$100 monthly
$250 quarterly, semiannually or annually

2 By phone
Call:
1-800-333-3437
Minimum amount
Transfers or withdrawals:	$500 or entire account balance
Maximum amount
Transfers:	Contract value or entire account balance
Withdrawals:	$100,000
We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.
Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

50 RiverSource Endeavor Select Variable Annuity — Prospectus

3 By letter
Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our Service Center:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Minimum amount
Transfers or withdrawals:	$500 or entire account balance

Maximum amount
Transfers or withdrawals:	Contract value or entire account balance
*
Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
Withdrawals
You may withdraw all or part of your contract at any time before the retirement date by sending us a written request or calling us.
The date your withdrawal request will be processed depends on when and how we receive it:
For withdrawal requests received in writing:
•
If we receive your withdrawal request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request.
•
If we receive your withdrawal request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request.
For withdrawal requests received by phone:
•
If we receive your withdrawal request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request.
•
If we receive your withdrawal request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request.
We may ask you to return the contract. You may have to pay a contract administrative charge, withdrawal charges or any applicable optional rider charges (see “Charges and Adjustments”), federal income taxes and penalties. State and local income taxes may also apply (see “Taxes”). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the SecureSource rider, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the SecureSource rider, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, your benefits under the rider may be reduced (see “Optional Benefits”). Any partial withdrawal request that exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the withdrawal on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.
In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes – Qualified Annuities – Required Minimum Distributions”).

RiverSource Endeavor Select Variable Annuity — Prospectus 51

Withdrawal Policies
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.(1) After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.
(1)
If you elected a SecureSource rider, you do not have the option to request from which account to withdraw.
Receiving Payment

1 By electronic payment
•
request that payment be sent electronically to your bank payable to you;
•
pre-authorization required.

2 By regular or express mail
•
payable to you;
•
mailed to address of record.
NOTE: We will charge you a fee if you request express mail delivery.
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.
Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
–
the NYSE is closed, except for normal holiday and weekend closings;
–
trading on the NYSE is restricted, according to SEC rules;
–
an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
–
the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total withdrawal amount until cleared from the originating financial institution.
TSA – Special Provisions
Participants in Tax-Sheltered Annuities
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.
In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.
The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

52 RiverSource Endeavor Select Variable Annuity — Prospectus

The Code imposes certain restrictions on your right to receive early distributions from a TSA:
•
Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
–
you are at least age 59½;
–
you are disabled as defined in the Code;
–
you severed employment with the employer who purchased the contract;
–
the distribution is because of your death;
– you are terminally ill as defined in the Code;
– you are adopting or are having a baby;
– you are supplying Personal or Family Emergency Expense;
– you are a Domestic Abuse Victim;
– you are in need to cover Expenses and losses on account of a FEMA declared disaster;
–
the distribution is due to plan termination; or
–
you are a qualifying military reservist.
•
If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.
•
Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”).
•
The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.
Changing Ownership
You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our Service Center. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.
If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)
If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.
Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.
If you have an Income Assurer Benefit and/or Benefit Protector Plus rider, the rider will terminate upon transfer of ownership of the annuity contract. The SecureSource – Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force. The Accumulation Protector Benefit, the SecureSource – Single Life, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract. For the SecureSource and Guarantor Withdrawal Benefit for Life riders, any ownership change that impacts the guarantees provided will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the ownership change on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)

RiverSource Endeavor Select Variable Annuity — Prospectus 53

Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Standard Benefits
Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount among the subaccounts or from the one-year fixed account to one or more eligible subaccounts	N/A	N/A	•Automate transfers not available for GPA terms of 2 or more years •Not available when the PN program is in effect
Asset Rebalancing	Allows you to have your investments periodically rebalanced among the subaccounts to your pre-selected percentages	N/A	N/A
•You must have $2,000 in Contract
Value to participate.
•We require 30 days notice for you to
change or cancel the program
•You can request rebalancing to be
done either quarterly, semiannually
or annually

Automated Partial Surrenders/ Systematic Withdrawals	Allows automated partial surrenders from the contract	N/A	N/A
•Additional systematic payments are
not allowed with automated partial
surrenders
•For contracts with a SecureSource
series rider, Guarantor Withdrawal
Benefit rider or Guarantor
Withdrawal Benefit for Life rider, you
may set up automated partial
surrenders up to the benefit
available for withdrawals under the
rider
•May result in income taxes and IRS
penalty on all or a portion of the
amounts surrendered

Nursing Home or Hospital Confinement	Allows you to withdraw contract value without a withdrawal charge	N/A	N/A
•You must be confined to a hospital
or nursing home for the prior
60 days
• You must be under age 76 on the
contract issue date and
confinement must start after the
contract issue date
•Must receive your surrender request
no later than 91 days after your
release from the hospital or nursing
home
•Amount withdrawn must be paid
directly to you
•Contract value is reduced by any
purchase payment credits credited
within 12 months of a withdrawal

Terminal Illness	Allows you to withdraw contract value without awithdrawal charge	N/A	N/A	•Terminal Illness diagnosis must occur in after the first contract year •Must be terminally ill and not expected to live more than 12 months from the date of the licensed physician statement

54 RiverSource Endeavor Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations

•Must provide us with a licensed
physician’s statement containing
the terminal illness diagnosis and
the date the terminal illness was
initially diagnosed
•Amount withdrawn must be paid
directly to you
•Contract value is reduced by any
purchase payment credits credited
within 12 months of a withdrawal

RiverSource Endeavor Select Variable Annuity — Prospectus 55

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
ROP Death Benefit
Provides a death
benefit equal to the
greater of these values
minus any purchase
payment credits
subject to reversal and
any applicable rider
charges:Contract Value
or total purchase
payments and any
purchase payment
credits applied to the
contract minus
adjusted partial
withdrawals

Seven-year
surrender
charge
schedule for
contracts
signed on or
after
5/1/2006
subject to state
availability
- Qualified
contract
1.05% of
contract value
in the variable
account
- Nonqualified
contract
1.20% of
contract value
in the variable
account
Seven-year
surrender
charge
schedule all
other contracts
- Qualified
contract
1.15% of
contract value
in the variable
account
- Nonqualified
contract
1.30% of
contract value
in the variable
account

Seven-year
surrender
charge
schedule for
contracts
signed on or
after
5/1/2006
subject to state
availability -
Qualified
contract
1.05%
- Nonqualified
contract
1.20%
Seven-year
surrender
charge
schedule all
other contracts
- Qualified
contract
1.15%
- Nonqualified
contract
1.30%

•Must be elected at contract issue
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals, and such reductions
could be significant
•Annuitizing the Contract terminates
the benefit
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

		Five-year surrender charge schedule - Qualified contract 1.35% of contract value in the variable account - Nonqualified contract 1.50% of contract value in the variable account	Five-year surrender charge schedule - Qualified contract 1.35% - Nonqualified contract 1.50%

56 RiverSource Endeavor Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
MAV Death Benefit
Provides a death
benefit equal to the
greater of these values
minus any purchase
payment credits
subject to reversal and
any applicable rider
charges: Contract
Value, total purchase
payments and any
purchase payment
credits applied to the
contract, minus
adjusted partial
withdrawals, or the
maximum anniversary
value immediately
preceding the date of
death plus any
purchase payments
and purchase payment
credits since that
anniversary minus
adjusted partial
withdrawals

Seven-year
surrender
charge
schedule for
contracts
signed on or
after
5/1/2006
subject to state
availability
- Qualified
contract
1.25% of
contract value
in the variable
account
- Nonqualified
contract
1.40% of
contract value
in the variable
account
Seven-year
surrender
charge
schedule all
other contracts
- Qualified
contract
1.35% of
contract value
in the variable
account
- Nonqualified
contract
1.50% of
contract value
in the variable
account

Seven-year
surrender
charge
schedule for
contracts
signed on or
after
5/1/2006
subject to state
availability
- Qualified
contract
1.25%
- Nonqualified
contract
1.40%
Seven-year
surrender
charge
schedule all
other contracts
- Qualified
contract
1.35%
- Nonqualified
contract
1.50%

•Available for the Contract owners
age 79 and younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary on/after
your 81st birthday
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant.
•Annuitizing the Contract terminates
the benefit
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

		Five-year surrender charge schedule - Qualified contract 1.55% of contract value in the variable account - Nonqualified contract 1.70% of contract value in the variable account	Five-year surrender charge schedule - Qualified contract 1.55% - Nonqualified contract 1.70%

RiverSource Endeavor Select Variable Annuity — Prospectus 57

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
5% Accumulation Death Benefit
Provides a death
benefit equal to the
greater of these values
minus any purchase
payment credits
subject to reversal and
any applicable rider
charges: Contract
Value, total purchase
payments and any
purchase payment
credits applied to the
contract minus
adjusted partial
withdrawals, or the 5%
variable account floor

Seven-year
surrender
charge
schedule for
contracts
signed on or
after
5/1/2006
subject to state
availability
- Qualified
contract
1.40% of
contract value
in the variable
account
- Nonqualified
contract
1.55% of
contract value
in the variable
account
Seven-year
surrender
charge
schedule all
other contracts
- Qualified
contract
1.50% of
contract value
in the variable
account
- Nonqualified
contract
1.65% of
contract value
in the variable
account

Seven-year
surrender
charge
schedule for
contracts
signed on or
after
5/1/2006
subject to state
availability
- Qualified
contract
1.40%
- Nonqualified
contract
1.55%
Seven-year
surrender
charge
schedule all
other contracts
- Qualified
contract
1.50%
- Nonqualified
contract
1.65%

•Available to owners age 79 and
younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary on/after
your 81st birthday
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•Annuitizing the Contract terminates
the benefit
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

		Five-year surrender charge schedule - Qualified contract 1.70% of contract value in the variable account - Nonqualified contract 1.85% of contract value in the variable account	Five-year surrender charge schedule - Qualified contract 1.70% - Nonqualified contract 1.85%

58 RiverSource Endeavor Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Enhanced Death Benefit (EDB)
Provides a death
benefit equal to the
greater of these values
minus any purchase
payment credits
subject to reversal and
any applicable rider
charges: Contract
Value, total purchase
payments and any
purchase payment
credits applied to the
contract, minus
adjusted partial
withdrawals, the
maximum anniversary
value immediately
preceding the date of
death plus any
purchase payments
and purchase payment
credits since that
anniversary minus
adjusted partial
withdrawals, or the 5%
variable account floor

Seven-year
surrender
charge
schedule for
contracts
signed on or
after
5/1/2006
subject to state
availability
- Qualified
contract
1.45% of
contract value
in the variable
account
- Nonqualified
contract
1.60% of
contract value
in the variable
account
Seven-year
surrender
charge
schedule all
other contracts
- Qualified
contract
1.55% of
contract value
in the variable
account
- Nonqualified
contract
1.70% of
contract value
in the variable
account

Seven-year
surrender
charge
schedule for
contracts
signed on or
after
5/1/2006
subject to state
availability
- Qualified
contract
1.45%
- Nonqualified
contract
1.60%
Seven-year
surrender
charge
schedule all
other contracts
- Qualified
contract
1.55%
- Nonqualified
contract
1.70%

•Available to owners age 79 and
younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary on/after
your 81st birthday
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•Annuitizing the Contract terminates
the benefit
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

		Five-year surrender charge schedule - Qualified contract 1.75% of contract value in the variable account - Nonqualified contract 1.90% of contract value in the variable account	Five-year surrender charge schedule - Qualified contract 1.75% - Nonqualified contract 1.90%

RiverSource Endeavor Select Variable Annuity — Prospectus 59

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Optional Benefits
Benefit Protector Death Benefit	Provides an additional death benefit, based on a percentage of contract earnings, to help offset expenses after death such as funeral expenses or federal and state taxes	0.25% of contract value	0.25%
• Available to owners age 75 and
younger
•Must be elected at contract issue
•Not available with Benefit Protector
Plus, the 5% Accumulation Death
benefit or Enhanced Death Benefit
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•Annuitizing the Contract terminates
the benefit
•The percentage of exchange
purchase payments varies by age
and is subject to a vesting schedule
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

Benefit Protector Plus Death Benefit	Provides the benefits payable under the Benefit Protector, plus a percentage of purchase payments made within 60 days of contract issue not previously surrendered	0.40% of contract value	0.40%
• Available to owners age 75 and
younger
•Must be elected at contract issue
•Available only for transfers,
exchanges or rollovers
•Not available with Benefit Protector,
the 5% Accumulation Death benefit
or Enhanced Death Benefit
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•Annuitizing the Contract terminates
the benefit
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

60 RiverSource Endeavor Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
•The percentage of exchange purchase payments varies by age and is subject to a vesting schedule
Guarantor Withdrawal Benefit for Life Rider	Provides a lifetime income or return of premium option regardless of investment performance	1.50% of contract value or the total Remaining Benefit Amount, whichever is greater	0.65% - 1.10% Varies by issue date, elective step up date and the fund selected
•Available to owners age 80 or
younger
•Must be elected at contract issue
•Not available under an inherited
qualified annuity
•Subject to Investment Allocation
restrictions
•Certain withdrawals could
significantly reduce the guaranteed
amounts under the rider and the
rider will terminate if the contract
value goes to zero due to an excess
withdrawal
•If you take withdrawals during the
first 3-years the step ups will not be
allowed until the third anniversary
•Limitations on additional purchase
payments

Guarantor Withdrawal Benefit Rider	Provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments.	1.50% of contract value	0.55% -1.00% Varies by issue date, elective step up date and the fund selected
•Available to owners age 79 or
younger
•Must be elected at contract issue
•Not available under an inherited
qualified annuity
•Subject to Investment Allocation
restrictions
•Certain withdrawals could
significantly reduce the guaranteed
amounts under the rider and the
rider will terminate if the contract
value goes to zero due to an excess
withdrawal
•Limitations on additional purchase
payments
•If you take withdrawals during the
first 3-years the step ups will not be
allowed until the third anniversary

RiverSource Endeavor Select Variable Annuity — Prospectus 61

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Income Assurer Benefit	Provides guaranteed minimum income through annuitization regardless of investment performance	Income Assurer Benefit – MAV 1.50% of the guaranteed income base	Income Assurer Benefit – MAV 0.30% or 0.55% Varies by issue date
•Available to owners age 75 or
younger
•Not available with any other living
benefit riders
•The rider has a 10 year Waiting
period
•Available as: Income Assurer
Benefit – MAV; Income Assurer
Benefit – 5% Accumulation Benefit
Base; and Income Assurer Benefit –
Greater of MAV or 5% Accumulation
Benefit Base

		Income Assurer Benefit – 5% Accumulation Benefit Base 1.75% of the guaranteed income base	Income Assurer Benefit – 5% Accumulation Benefit Base 0.60% or 0.70% Varies by issue date
		Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base 2.00% of the guaranteed income base	Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base 0.65% or 0.75% Varies by issue date
Accumulation Protector Benefit rider	Provides 100% of initial investment or 80% of highest contract anniversary value (adjusted for partial surrenders) at the end of 10 year waiting period, regardless of investment performance
Contracts
signed prior to
1/26/2009
1.75% of
contract value
or the Minimum
Contract
Accumulation
Value
Contracts
signed
1/26/2009 –
5/31/2009
1.75% of
contract value
or the Minimum
Contract
Accumulation
Value
Contracts signed prior to 1/26/ 20090.55% - 1.75% Contracts signed 1/26/2009 – 5/31/2009 0.80% - 1.75% Varies by issue date, elective step up date and the fund selected
•Available to owners age 80 or
younger
•Must be elected at contract issue
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•The rider ends when the Waiting
Period expires
•Limitations on additional purchase
payments
•Subject to Investment Allocation
restrictions
•Elective Step ups restart the
Waiting Period

SecureSource riders	Provides a lifetime income or return of premium option regardless of investment performance	Contracts signed on/after 1/26/2009) Single Life: 2.00% Joint Life: 2.50% of contract value or the Remaining Benefit Amount, whichever is greater	Single Life: 0.65% – 1.30% Joint Life: 0.85% – 1.60%Varies by issue date, elective step up date and the fund selected
•Available to owners age 80 or
younger
•Must be elected at contract issue
•Available as a Single Life or Joint
Life option
•Not available under an inherited
qualified annuity
•Subject to Investment Allocation
restrictions
•Certain withdrawals could
significantly reduce the guaranteed
amounts under the rider and the
rider will terminate if the contract

62 RiverSource Endeavor Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Contracts signed 5/1/2007 - 1/25/2009 Single Life: 1.50% Joint Life: 1.75% of contract value or the Remaining Benefit Amount, whichever is greater value goes to zero due to an excess
withdrawal
•If you take withdrawals during the
first 3-years the step ups will not be
allowed until the third anniversary
•Limitations on additional purchase
payments

Benefits in Case of Death
There are four death benefit options under your contract if you die before the retirement start date while this contract is in force. You must select one of the following death benefits:
•
ROP Death Benefit;
•
MAV Death Benefit;
•
5% Accumulation Death Benefit; or
•
Enhanced Death Benefit.
If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract on your contract’s data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges and Adjustments – Annual Contract Expenses – Mortality and Expense Risk Fee.”)
Under each option, we will pay the death benefit, less any purchase payment credits subject to reversal, to your beneficiary upon the earlier of your death or the annuitant’s death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.
Here are some terms used to describe the death benefits:
Adjusted partial withdrawals (calculated for ROP and MAV Death Benefits)	=	PW X DB
CV

PW	=	the amount by which the contract value is reduced as a result of the partial withdrawal.
DB	=	the death benefit on the date of (but prior to) the partial withdrawal.
CV	=	contract value on the date of (but prior to) the partial withdrawal.
Maximum Anniversary Value (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:
(a)
current contract value; or
(b)
total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals.
Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

RiverSource Endeavor Select Variable Annuity — Prospectus 63

5% Variable Account Floor: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:
•
the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;
•
plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;
•
minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.
Thereafter, we continue to add subsequent purchase payments and any purchase payment credits allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary’s variable account floor. We stop adding this amount after you or the annuitant reach age 81.
5% variable account floor adjusted transfers or partial withdrawals	=	PWT X VAF
SV

PWT	=	the amount by which the contract value in the subaccounts and the DCA fixed account is reduced as a result of the partial withdrawal or transfer from the subaccounts or the DCA fixed account.
VAF	=	variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV	=	value of the subaccounts and the DCA fixed account on the date of (but prior to) the transfer of partial withdrawal.
The amount of purchase payments and any purchase payment credits withdrawn or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:
(a)
is the amount of purchase payments and any purchase payment credits in the account or subaccount on the date of but prior to the current withdrawal or transfer; and
(b)
is the ratio of the amount of contract value transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.
For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and any purchase payment credits allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or DCA fixed account.
NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit 5% variable account floor.
Return of Purchase Payments (ROP) Death Benefit
The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:
1.
contract value; or
2.
total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals.
The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.
If available in your state and both you and the annuitant are age 79 or younger at contract issue, you may select one of the death benefits described below at the time you purchase your contract. The death benefits do not provide any additional benefit before the first contract anniversary and may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not these death benefits are appropriate for your situation.
Maximum Anniversary Value (MAV) Death Benefit
The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:
1.
contract value;
2.
total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals; or
3.
the MAV on the date of death.

64 RiverSource Endeavor Select Variable Annuity — Prospectus

5% Accumulation Death Benefit
The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:
1.
contract value;
2.
total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals; or
3.
the 5% variable account floor.
Enhanced Death Benefit (EDB)
The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values, minus any applicable rider charges:
1.
contract value;
2.
total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals;
3.
the MAV on the date of death; or
4.
the 5% variable account floor.
For an example of how each death benefit is calculated, see Appendix C.
If You Die Before Your Retirement Date
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.
Nonqualified annuities
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The SecureSource – Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit, SecureSource – Single Life, Guarantor Withdrawal Benefit for Life or Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)
If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•
the beneficiary elects in writing, and payouts begin no later than one year after your death, or other date as permitted by the IRS; and
•
the payout period does not extend beyond the beneficiary’s life or life expectancy.
Additionally, the optional SecureSource rider, if selected, will terminate.
Qualified annuities
The information below has been revised to reflect proposed regulations issued by the Internal Revenue Service that describe the requirements for required minimum distributions when a person or entity inherit assets held in an IRA, 403(b) or qualified retirement plan. This proposal is not final and may change. Contract owners are advised to work with a tax professional to understand their required minimum distribution obligations under the proposed regulations and federal law.  The proposed regulations can be found in the Federal Register, Vol. 87, No. 37, dated Thursday, February 24, 2022.
•
Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 73. If you attained age 73 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

RiverSource Endeavor Select Variable Annuity — Prospectus 65

Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Accumulation Protector Benefit, SecureSource – Single Life, Guarantor Withdrawal Benefit for Life or Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)
•
Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs on or after Jan. 1, 2020, the beneficiary is required to withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death unless they qualify as an “eligible designated beneficiary.” Your beneficiary may be required to take distributions during the 10-year period if you died after your Required Beginning Date. Eligible designated beneficiaries may continue to take proceeds out over your life expectancy if you died prior to your Required Beginning Date or over the greater of your life expectancy or their life expectancy if you died after your Required Beginning Date. Eligible designated beneficiaries include the surviving spouse: the surviving spouse;
•
a lawful child of the owner under the age of 21 (remaining amount must be withdrawn by the earlier of the end of the year the minor turns 31 or end of the 10th year following the minor's death);disabled within the meaning of Code section 72(m)(7);
•
chronically ill within the meaning of Code section 7702B(c)(2);
•
any other person who is not more than 10 years younger than the owner.
However, non-natural beneficiaries, such as estates and charities, are subject to a five-year rule to distribute the IRA if you died prior to your Required Beginning Date.
We will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under a payout plan available under this contract and:
•
the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•
the payout period does not extend beyond December 31 of the 10th year following your death or the applicable life expectancy for an eligible designated beneficiary.
•
Spouse and Non-spouse beneficiary: If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or annuitize the contract to deplete it within 10 years of your beneficiary’s death
•
Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary may continue depending on the annuity payout plan you elect, subject to adjustment to comply with the IRS rules and regulations.
How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the contract’s maturity date (the latest day on which income payments may begin under the contract) or 2) the date the death benefit is due and payable. If a contract matures or we determine a death benefit is payable, we will use our best efforts to locate you or designated beneficiaries. If we are unable to locate you or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your address or beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.
For nonqualified deferred annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner.
Optional Benefits
The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate,

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option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.
Optional Living Benefits
Accumulation Protector Benefit Rider
The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:
On the benefit date, if:	Then your Accumulation Protector Benefit rider benefit is:
The Minimum Contract Accumulation Value (defined below) as determined under the Accumulation Protector Benefit rider is greater than your contract value,	The contract value is increased on the benefit date to equal the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the benefit date.
The contract value is equal to or greater than the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider,	Zero; in this case, the Accumulation Protector Benefit rider ends without value and no benefit is payable.
If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. Exception: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.
If this rider is available in your state, you may elect the Accumulation Protector Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it, except as described in the “Terminating the Rider” section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. After the waiting period, you have the following options:
•
Continue your contract;
•
Take partial withdrawals or make a full withdrawal; or
•
Annuitize your contract to create a guaranteed income stream.
The Accumulation Protector Benefit rider may not be purchased with the optional SecureSource, Guarantor Withdrawal Benefit for Life or the Guarantor Withdrawal Benefit riders or any Income Assurer Benefit rider.
The Accumulation Protector Benefit rider may not be available in all states.
You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:
•
you must be invested in one of the approved investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, one-year fixed account (if included) and GPAs that are available under the contract to contract owners who do not elect this rider (See “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer Funds”);
•
you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider;
•
if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Partial withdrawals, including those you take to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;
•
if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;

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•
the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and
•
the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change your investment option to one that causes the Accumulation Protector Benefit rider charge to increase (see “Charges and Adjustments”).
Be sure to discuss with your investment professional whether an Accumulation Protector Benefit rider is appropriate for your situation.
Here are some general terms that are used to describe the operation of the Accumulation Protector Benefit:
Benefit Date: This is the first valuation date immediately following the expiration of the waiting period.
Minimum Contract Accumulation Value (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.
Adjustments for Partial Withdrawals: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:
(a)
is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and
(b)
is the MCAV on the date of (but immediately prior to) the partial withdrawal.
Waiting Period: The waiting period for the rider is 10 years.
We reserve the right to restart the waiting period on the latest contract anniversary if you change your investment option after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation investment option after we have exercised our rights to charge a separate charge for each investment option.
Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments plus any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.
Automatic Step Up
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:
1.
80% of the contract value on the contract anniversary (after charges are deducted); or
2.
the MCAV immediately prior to the automatic step-up.
The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step-up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.
The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).
Elective Step Up Option
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step-up option. You may exercise this elective step-up option only once per contract year during this 30 day period. If your contract value (after charges are deducted) on the valuation date we receive your written request to step-up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.
We may increase the fee for your rider (see “Charges and Adjustments – Optional Benefit Charges – Optional Living Benefit Charges – Accumulation Protector Benefit Rider Fee”). The revised fee would apply to your rider if you exercise the annual elective step up, your MCAV is increased as a result, and the revised fee is higher than your annual rider fee before the elective step-up. Elective step-ups will also result in a restart of the waiting period as of the most recent contract anniversary.
The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step-up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.
The elective step-up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

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We have the right to restrict the elective step up option on inherited IRAs, but we currently allow them. Please consider carefully if an elective step up is appropriate if you own an inherited IRA because the elective step up will restart the waiting period and the required minimum distributions for an inherited IRA may significantly decrease the future benefit payable under this rider. We reserve the right to restrict the elective step-up option on inherited IRAs in the future.
The elective step-up option is not available if the benefit date would be after the retirement date (see “Buying Your Contract – The Retirement Date” section for retirement date options).
Spousal Continuation
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step-up. The spousal continuation elective step-up is in addition to the annual elective step-up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step-up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step-up. In addition, the waiting period will restart as of the most recent contract anniversary.
Terminating the Rider
The rider will terminate under the following conditions:
The rider will terminate before the benefit date without paying a benefit on the date:
•
you take a full withdrawal; or
•
annuitization begins; or
•
the contract terminates as a result of the death benefit being paid.
The rider will terminate on the benefit date.
For an example, see Appendix D.
SecureSource Rider
There are two optional SecureSource riders available under your contract:
•
SecureSource – Single Life; or
•
SecureSource – Joint Life.
The information in this section applies to both SecureSource riders, unless otherwise noted.
The SecureSource – Single Life rider covers one person. The SecureSource – Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource – Single Life rider or the SecureSource – Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.
The SecureSource rider is an optional benefit that you may select for an additional annual charge if:
•
your contract application was signed on or after May 1, 2007; and
•
Single Life: you and the annuitant are 80 or younger on the date the contract is issued; or
•
Joint Life: you and your spouse are 80 or younger on the date the contract is issued.
The SecureSource rider is not available under an inherited qualified annuity.
The SecureSource rider guarantees (unless the rider is terminated. See “Rider Termination” heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:
•
Single Life: you have recovered at minimum all of your purchase payments or, if later, until death (see “At Death” heading below) – even if the contract value is zero.
•
Joint Life: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below), even if the contract value is zero.
The SecureSource rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

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Under the terms of the SecureSource rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see “Waiting period” heading below) and whether or not the lifetime withdrawal benefit has become effective:
(1)
The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See “Rider Termination” heading below). Key terms associated with the basic withdrawal benefit are “Guaranteed Benefit Payment (GBP)", “Remaining Benefit Payment (RBP)", “Guaranteed Benefit Amount (GBA)” and “Remaining Benefit Amount (RBA).” See these headings below for more information.
(2)
The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:
•
Single Life: death (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See “Rider Termination” heading below);
•
Joint Life: death of the last surviving covered spouse (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See “Rider Termination” heading below).
Key terms associated with the lifetime withdrawal benefit are “Annual Lifetime Payment (ALP)”, “Remaining Annual Lifetime Payment (RALP)”, “Single Life only: Covered Person”, “Joint Life only: Covered Spouses” and “Annual Lifetime Payment Attained Age (ALPAA).” See these headings below for more information.
Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:
•
Single Life: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below);
•
Joint Life: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” and “Annual Lifetime Payments (ALP)” headings below).
Provided annuity payouts have not begun, the SecureSource rider guarantees that you may take the following withdrawal amounts each contract year:
•
Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;
•
After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.
If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:
•
Single Life: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;
•
Joint Life: the guaranteed amounts available for withdrawal will not decrease.
If you withdraw more than the allowed withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below).
Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.
If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see “Charges and Adjustments – Adjustments – Market Value Adjustment”). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Making the Most of Your Contract – Withdrawals”).
The rider’s guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see “Annual Step Up” heading below). If you

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exercise the annual step up election, the spousal continuation step up election (see “Spousal Continuation Step Up” heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see “Charges and Adjustments”).
If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.
You should consider whether a SecureSource rider is appropriate for you because:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•
Lifetime Withdrawal Benefit Limitations: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:
(a)
Single Life: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see “At Death” heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:
(i)
There are multiple contract owners – when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or
(ii)
The owner and the annuitant are not the same persons – if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.
Joint Life: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see “At Death” heading below).
(b)
Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.
(c)
When the lifetime withdrawal benefit is first established, the initial ALP is based on
(i)
Single Life: the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below), unless there has been a spousal continuation or ownership change; or
(ii)
Joint Life: the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below).
Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.
(d)
Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.
•
Investment Allocation Restrictions: You must be invested in one of the approved investment options. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove, or substitute approved investment options in the future. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer funds.”) You may allocate qualifying purchase payments to the DCA fixed account, when available (see “DCA Fixed Account”), and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see “Market Timing”).
The following provisions apply to contracts invested in a Portfolio Navigator fund:
•
you can allocate your contract value to any Portfolio Navigator fund during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.

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•
Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in a static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the current target investment option after 30 days written notice.
•
After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, your rider benefit will be reset as follows:
(a)the total GBA will be reset to the lesser of its current value or the contract value; and
(b)the total RBA will be reset to the lesser of its current value or the contract value; and
(c)the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and
(d)the GBP will be recalculated as described below, based on the reset GBA and RBA; and
(e)the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and
(f)the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.
You may request to change your investment option by written request on an authorized form or by another method agreed to by us.
•
Limitations on Purchase of Other Riders under your Contract: You may elect only the SecureSource – Single Life rider or the SecureSource – Joint Life rider. If you elect the SecureSource rider, you may not elect the Accumulation Protector Benefit rider.
•
Non-Cancelable: Once elected, the SecureSource rider may not be cancelled (except as provided under “Rider Termination” heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource – Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource – Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see “Joint Life only: Covered Spouses” below).
•
Joint Life: Limitations on Contract Owners, Annuitants and Beneficiaries: Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner’s death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.
If you select the SecureSource – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.
•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments (subject to state restrictions), which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract – Purchase Payments”.
•
Interaction with Total Free Amount (FA) contract provision: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”). The FA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract’s FA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.
You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:
•
Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes – Nonqualified Annuities”). Withdrawals are

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taxable income to the extent of earnings. Withdrawals of earnings before age 59½ may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider.
Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes – Other – Spousal status” section of this prospectus.
•
Limitations on Tax -Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA – Special Provisions”).
Key terms and provisions of the SecureSource rider are described below:
Withdrawal: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any withdrawal charge and any market value adjustment.
Waiting period: Any period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. Currently, there is no waiting period. For contracts purchased prior to June 1, 2008, the waiting period is three years.
Guaranteed Benefit Amount (GBA): The total cumulative withdrawals guaranteed by the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.
The GBA is determined at the following times, calculated as described:
•
At contract issue – the GBA is equal to the initial purchase payment.
•
When you make additional purchase payments – each additional purchase payment has its own GBA equal to the amount of the purchase payment.
•
At step up – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When an individual RBA is reduced to zero – the GBA that is associated with that RBA will also be set to zero.
•
When you make a withdrawal during the waiting period and after a step up – Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.
•
When you make a withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP – the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged.
(b)
is greater than the total RBP – GBA excess withdrawal processing will be applied to the GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
GBA Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)
is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)
is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.

RiverSource Endeavor Select Variable Annuity — Prospectus 73

Remaining Benefit Amount (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.
The RBA is determined at the following times, calculated as described:
•
At contract issue – the RBA is equal to the initial purchase payment.
•
When you make additional purchase payments – each additional purchase payment has its own RBA initially set equal to that payment’s GBA (the amount of the purchase payment).
•
At step up – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When you make a withdrawal during the waiting period and after a step up – Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.
•
When you make a withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP – the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment’s RBA is reduced in proportion to its RBP.
(b)
is greater than the total RBP – RBA excess withdrawal processing will be applied to the RBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
RBA Excess Withdrawal Processing
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.
If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:
1.
The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and
2.
The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.
Guaranteed Benefit Payment (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment’s RBA or 7% of that payment’s GBA, and the total GBP is the sum of the individual GBPs.
During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.
The GBP is determined at the following times, calculated as described:
•
At contract issue – the GBP is established as 7% of the GBA value.
•
At each contract anniversary – each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value.
•
When you make additional purchase payments – each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.
•
At step up – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When an individual RBA is reduced to zero – the GBP associated with that RBA will also be reset to zero.
•
When you make a withdrawal during the waiting period and after a step up – Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment’s GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.
•
When you make a withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP – the GBP remains unchanged.

74 RiverSource Endeavor Select Variable Annuity — Prospectus

(b)
is greater than the total RBP – each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
Remaining Benefit Payment (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.
The RBP is determined at the following times, calculated as described:
•
At the beginning of each contract year during the waiting period and prior to any withdrawal – the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.
•
At the beginning of any other contract year – the RBP for each purchase payment is set equal to that purchase payment’s GBP.
•
When you make additional purchase payments – each additional purchase payment has its own RBP equal to that payment’s GBP.
•
At step up – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
At spousal continuation – (see “Spousal Option to Continue the Contract” heading below).
•
When an individual RBA is reduced to zero – the RBP associated with that RBA will also be reset to zero.
•
When you make any withdrawal – the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess withdrawal processing and RBA excess withdrawal processing are applied and the amount available for future withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.
Single Life only: Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.
Joint Life only: Covered Spouses: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered spouses are established on the rider effective date and cannot be changed.
Annual Lifetime Payment Attained Age (ALPAA):
•
Single Life: The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.
•
Joint Life: The age of the younger covered spouse at which time the lifetime benefit is established.
Annual Lifetime Payment (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:
•
Single Life: death; or
•
Joint Life: death of the last surviving covered spouse; or
•
the RBA is reduced to zero.
The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.
During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

RiverSource Endeavor Select Variable Annuity — Prospectus 75

The ALP is determined at the following times:
•
Single Life: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 – the ALP is established as 6% of the total RBA.
•
Joint Life: The ALP is established as 6% of the total RBA on the earliest of the following dates:
(a)
the rider effective date if the younger covered spouse has already reached age 65.
(b)
the rider anniversary on/following the date the younger covered spouse reaches age 65.
(c)
upon the first death of a covered spouse, then
(1)
the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or
(2)
the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or
(3)
the rider anniversary on/following the date the surviving covered spouse reaches age 65.
(d)
Following dissolution of marriage of the covered spouses,
(1)
the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or
(2)
the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.
•
When you make additional purchase payments – each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.
•
At step ups – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
Single Life: At spousal continuation or contract ownership change – (see “Spousal Option to Continue the Contract” and “Contract Ownership Change” headings below).
•
When you make a withdrawal during the waiting period and after a step up – Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.
•
When you make a withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the RALP – the ALP remains unchanged.
(b)
is greater than the RALP – ALP excess withdrawal processing will be applied to the ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
20% Rider Credit (for contracts with applications signed on or after June 1, 2008)
If you do not make a withdrawal during the first three rider years, then a 20% rider credit may increase your ALP. This credit is 20% of purchase payments received in the first 180 days that the rider is in effect and is used to establish the enhanced lifetime base. The enhanced lifetime base is an amount that may be used to increase the ALP. The 20% rider credit does not increase the basic withdrawal benefit or the contract value. Because step ups may increase your ALP, they may reduce or eliminate any benefit of the 20% rider credit.
Enhanced Lifetime Base (for contracts with applications signed on or after June 1, 2008)
The enhanced lifetime base will be established initially on the third rider anniversary. If you do not make a withdrawal during the first three rider years, then the enhanced lifetime base will be the sum of all purchase payments received during the first three rider years and the 20% rider credit. If you make a withdrawal during the first three rider years, then the 20% rider credit does not apply and the enhanced lifetime base will be established as zero and will always be zero.
The maximum enhanced lifetime base at any time is $5,000,000.
If the enhanced lifetime base is greater than zero, then it will:
•
increase by the amount of any purchase payments received on or after the third rider anniversary.
•
be reduced by any withdrawal in the same proportion as the withdrawal reduces the RBA and, if the withdrawal exceeds the RBP, it will then be set to the lesser of this reduced value and the contract value immediately following the withdrawal.
•
be set to the lesser of its current value and the contract value, if you choose an asset allocation model that is more aggressive than the target model while you are in the withdrawal phase.
If any of the following events occur, then the enhanced lifetime base will be established as or reset to zero and will always be zero:
•
The total RBA is reduced to zero.

76 RiverSource Endeavor Select Variable Annuity — Prospectus

•
You selected the Single Life rider, and there is a change in the covered person, including changes due to spousal continuations and ownership changes.
The enhanced lifetime base is an amount that may be used to increase the ALP and cannot be withdrawn or annuitized.
Increase in ALP because of the Enhanced Lifetime Base (for contracts with applications signed on or after June 1, 2008)
As of the later of the third rider anniversary and the date the initial ALP is established, the ALP will be increased to equal the enhanced lifetime base multiplied by 6%, if this amount is greater than the current ALP. Thereafter, the enhanced lifetime base will always be zero.
ALP Excess Withdrawal Processing
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.
Remaining Annual Lifetime Payment (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.
The RALP is determined at the following times:
•
The RALP is established at the same time as the ALP, and:
(a)
During the waiting period and prior to any withdrawals – the RALP is established equal to 6% of purchase payments plus any purchase payment credits.
(b)
At any other time – the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.
•
At the beginning of each contract year during the waiting period and prior to any withdrawals – the RALP is set equal to the total purchase payments plus any purchase payment credits, multiplied by 6%.
•
At the beginning of any other contract year – the RALP is set equal to ALP.
•
When you make additional purchase payments – each additional purchase payment increases the RALP by 6% of the purchase payment amount plus any purchase payment credits.
•
At step ups – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When you make any withdrawal – the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal processing is applied and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:
•
The RMD is for your contract alone;
•
The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
•
The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.
RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.
Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix E for additional information.
Step Up Date: The date any step up becomes effective, and depends on the type of step up being applied (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
Annual Step Up: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

RiverSource Endeavor Select Variable Annuity — Prospectus 77

The annual step up may be available as described below, subject to the following rules:
•
The annual step up is effective on the step up date.
•
Only one step up is allowed each contract year.
•
If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.
•
On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.
•
If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day. If you request an elective step up or the elective spousal continuation step up on or after Dec. 18, 2013, the fee that will apply to your rider will correspond to the fund in which you are invested at that time (see “Optional Living benefit Charges – SecureSource Rider fee”). Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.
•
The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.
•
Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.
The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:
•
The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value (after charges are deducted) on the step up date.
•
The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value (after charges are deducted) on the step up date.
•
The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.
•
The total RBP will be reset as follows:
(a)
During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.
(b)
At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.
•
The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value (after charges are deducted) on the step up date.
•
The RALP will be reset as follows:
(a)
During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.
(b)
At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.
Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource – Single Life rider also continues. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:
•
The GBA, RBA and GBP values remain unchanged.
•
The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.
•
If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation – the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

78 RiverSource Endeavor Select Variable Annuity — Prospectus

•
If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation – the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.
•
If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation – the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.
•
If the ALP has been established and the new covered person is age 65 or older as of the date of continuation – the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.
Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.
Joint Life: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource – Joint Life rider also continues. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.
Spousal Continuation Step Up: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.
Rules for Withdrawal Provision of Your Contract: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.
If Contract Value Reduces to Zero: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:
1)
The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:
(a)
receive the remaining schedule of GBPs until the RBA equals zero; or
(b)
Single Life: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or
(c)
Joint Life: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.
We will notify you of this option. If no election is made, the ALP will be paid.
2)
The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:
(a)
the remaining schedule of GBPs until the RBA equals zero; or
(b)
Single Life: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or
(c)
Joint Life: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.
We will notify you of this option. If no election is made, the ALP will be paid.
3)
The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

RiverSource Endeavor Select Variable Annuity — Prospectus 79

4)
The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:
•
Single Life: covered person;
•
Joint Life: last surviving covered spouse.
Under any of these scenarios:
•
The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;
•
We will no longer accept additional purchase payments;
•
You will no longer be charged for the rider;
•
Any attached death benefit riders will terminate; and
•
Single Life: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.
•
Joint Life: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.
The SecureSource rider and the contract will terminate under either of the following two scenarios:
•
If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.
•
If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.
At Death:
Single Life: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.
If the contract value equals zero and the death benefit becomes payable, the following will occur:
•
If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.
•
If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.
•
If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.
Joint Life: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.
If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.
If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.
If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:
•
If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the RBA equals zero, the benefit terminates. No further payments will be made.

80 RiverSource Endeavor Select Variable Annuity — Prospectus

Contract Ownership Change:
Single Life: If the contract changes ownership (see “Changing Ownership”), the GBA, RBA, GBP, RBP values will remain unchanged and the ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.
•
If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date – the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set equal to the ALP.
•
If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date – the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.
•
If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date – the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.
•
If the ALP has been established and the new covered person is age 65 or older as of the ownership change date – the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.
Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.
Joint Life: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.
Guaranteed Withdrawal Benefit Annuity Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource rider.
Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.
This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.
Rider Termination
The SecureSource rider cannot be terminated either by you or us except as follows:
1.
Single Life: After the death benefit is payable the rider will terminate if your spouse does not use the spousal continuation provision of the contract to continue the contract.
2.
Joint Life: After the death benefit is payable the rider will terminate if:
(a)
any one other than a covered spouse continues the contract, or
(b)
a covered spouse does not use the spousal continuation provision of the contract to continue the contract.

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3.
Annuity payouts under an annuity payout plan will terminate the rider.
4.
Termination of the contract for any reason will terminate the rider.
5.
When a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.
Optional Living Benefits
(For contracts with application signed before May 1, 2007)
If you bought a contract before May 1, 2007 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.
If you purchased a contract(1)...	and you selected one of the following optional living benefits...	Disclosure for this benefit may be found in the following Appendix:
Before April 30, 2006	Guarantor Withdrawal Benefit	Appendix K
May 1, 2006 – April 30, 2007	Guarantor Withdrawal Benefit for Life	Appendix J
Before May 1, 2007	Income Assurer Benefit	Appendix L
(1)
These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents.
Optional Death Benefits
Benefit Protector Death Benefit Rider (Benefit Protector)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. The Benefit Protector does not provide any additional benefit before the first rider anniversary.
If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.
Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.
The Benefit Protector provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•
the applicable death benefit, plus:
•
40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or
•
15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.
Earnings at death: This is determined by taking the current death benefit, and subtracting any purchase payments not previously withdrawn. Partial withdrawals reduce earnings before reducing purchase payments in the contract. This determines how much of the applicable death benefit is made up of contract earnings. We set maximum earnings at death of 250% of purchase payments not previously withdrawn that are one or more years old. Earnings at death cannot be less than zero.
Terminating the Benefit Protector
•
You may terminate the rider within 30 days of the first rider anniversary.
•
You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•
The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.
If your spouse is the sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we

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will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for “purchase payments not previously withdrawn” used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.
NOTE: For special tax considerations associated with the Benefit Protector, see “Taxes.”
For an example, see Appendix G.
Benefit Protector Plus Death Benefit Rider (Benefit Protector Plus)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector Plus provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.
If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.
The Benefit Protector Plus provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•
the benefits payable under the Benefit Protector described above, plus
•
a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:
Rider Year	Percentage if you and the annuitant are under age 70 on the rider effective date	Percentage if you or the annuitant are age 70 or older on the rider effective date
One and Two	0%	0%
Three and Four	10%	3.75%
Five or more	20%	7.5%
Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:
•
the applicable death benefit plus:

Rider Year	If you and the annuitant are under age 70 on the rider effective date, add…	If you or the annuitant are age 70 or older on the rider effective date, add…
One	Zero	Zero
Two	40% × earnings at death (see above)	15% × earnings at death
Three & Four	40% × (earnings at death + 25% of initial purchase payment*)	15% × (earnings at death + 25% of initial purchase payment*)
Five or more	40% × (earnings at death + 50% of initial purchase payment*)	15% × (earnings at death + 50% of initial purchase payment*)
*
Initial purchase payments are payments made within 60 days of rider issue not previously withdrawn.
Terminating the Benefit Protector Plus
•
You may terminate the rider within 30 days of the first rider anniversary.
•
You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•
The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see “Benefits in Case of Death”).
For an example, see Appendix H.

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The Annuity Payout Period
As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. Currently, we make annuity payments on a monthly, quarterly, semi-annually and annual basis. Assuming the initial payment is on the same date, more frequent payments will generally result in higher total payments over the year. As discussed below, certain annuity payout options have a “guaranteed period,” during which payments are guaranteed to continue. Longer guaranteed periods will generally result in lower monthly annuity payment amounts. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
We do not deduct any withdrawal charges upon retirement but withdrawal charges may apply when electing to exercise liquidity features we may make available under certain fixed annuity payout options.
You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes – Nonqualified Annuities – Annuity payouts” and “Taxes – Qualified Annuities – Annuity payouts.” If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs, the DCA fixed account and Portfolio Stabilizer funds are not available during this payout period.
Amounts of fixed and variable payouts depend on:
•
the annuity payout plan you select;
•
the annuitant’s age and, in most cases, sex;
•
the annuity table in the contract; and
•
the amounts you allocated to the accounts at settlement.
In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts generally remain the same from month to month unless you have elected an option providing for increasing payments.
For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract – Transfer Policies.”
Annuity Tables
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)
Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.
Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.
Annuity Payout Plans
We make available variable annuity payouts where payout amounts will vary based on the performance of the variable account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose an annuity payout plan by giving us written instructions at least 30 days before the retirement date. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.

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•
Plan A – Life annuity – no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.
•
Plan B – Life annuity with five, ten, 15 or 20 years certain: (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period in the event if the annuitant dies before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.
•
Plan C – Life annuity – installment refund: (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.
•
Plan D
–
Joint and last survivor life annuity – no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.
–
Joint and last survivor life annuity with 20 years certain: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts for the remainder of the 20-year period which begins when the first annuity payout is made.
•
Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.)
•
Guaranteed Withdrawal Benefit Annuity Payout Option (available only under contracts with the SecureSource, the Guarantor Withdrawal Benefit for Life or Guarantor Withdrawal Benefit rider): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see “Optional Benefits —SecureSource Riders”, “Appendix K: Guarantor Withdrawal Benefit for Life Rider” or “Appendix L: Guarantor Withdrawal Benefit Rider”).The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.
For Plan A, if the annuitant dies before the initial payment, no payments will be made. For Plan B, if the annuitant dies before the initial payment, the payments will continue for the guaranteed payout period. For Plan C, if the annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both annuitants die before the initial payment, no payments will be made; however, if one annuitant dies before the initial payment, the payments will continue until the death of the surviving annuitant.
In addition to the annuity payout plans described above, we may offer additional payout plans. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features will result in payouts ceasing.
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number. For annuity payment plans that do not involve lifetime income, the length of the guaranteed period will affect the amount of each payment. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.

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Utilizing a liquidity feature to withdraw the underlying value of remaining payouts may result in the assessment of a withdrawal charge (See “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”) or a 10% IRS penalty tax. (See “Taxes.”)
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number.
Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
•
in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or
•
over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.
If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.
Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect. Payments to beneficiaries are subject to adjustment to comply with the IRS rules and regulations.
Taxes
Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.
Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.
Annuity payouts: Generally, unlike withdrawals described below, the income taxation of annuity payouts is subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity – no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Withdrawals: Generally, if you withdraw all or part of your nonqualified annuity your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

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You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59½ unless certain exceptions apply.
Withholding: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you have a valid U.S. address and payments are delivered inside the United States, you may be able to elect not to have federal income tax withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow you to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Federal and state tax withholding rules are subject to change. Annuity payouts and surrenders are subject to the tax withholding rules in effect at the time that they are made, which may differ from the rules described above.
Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death – If You Die Before the Retirement Date”).
Net Investment Income Tax: Certain investment income of high-income individuals (as well as estates and trusts) is subject to a 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.
Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (non-natural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until withdrawn or paid out.
Penalties: If you receive amounts from your nonqualified annuity before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
•
because of your death or in the event of non-natural ownership, the death of annuitant;
•
because you become disabled (as defined in the Code);
•
if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•
if it is allocable to an investment before Aug. 14, 1982; or
•
if annuity payouts are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or

RiverSource Endeavor Select Variable Annuity — Prospectus 87

contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange.
Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above.
Qualified Annuities
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.
When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.
Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or 3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such payout to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.
Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Withdrawals: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such withdrawal to be directly rolled over to another eligible retirement plan such as an IRA.
Withdrawals from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period or another qualifying event such as death or disability.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions (“RMDs”) beginning at age 73. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

88 RiverSource Endeavor Select Variable Annuity — Prospectus

Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.
Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.
In the below situations, the distribution is subject to optional withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.
•
the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;
•
the payout is a RMD as defined under the Code;
•
the payout is made on account of an eligible hardship; or
•
the payout is a corrective distribution.
State withholding also may be imposed on taxable distributions.
Penalties: If you receive amounts from your qualified contract before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:
•
because of your death;
•
because you become disabled (as defined in the Code);
•
if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•
if the distribution is made following severance from employment during or after the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);
•
to pay certain medical or education expenses (IRAs only); or
•
if the distribution is made from an inherited IRA or others as allowed by the IRS.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Under current IRS requirements you are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death – If you Die Before the Retirement Date”).
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new withdrawal charge schedule for an annuity contract, or other product rules as applicable.

RiverSource Endeavor Select Variable Annuity — Prospectus 89

Assignment: You may not assign or pledge your qualified contract as collateral for a loan.
Other
Purchase payment credits: These are considered earnings and are taxed accordingly when withdrawn or paid out.
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59½, if applicable, on the taxable portion.
We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.
RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.
The company includes in its taxable income the net investment income derived from the investment of assets held in its subaccounts because the company is considered the owner of these assets under federal income tax law.  The company may claim certain tax benefits associated with this investment income.  These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.
Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.
If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.
Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.
After annuity payouts begin, the number of votes you have is equal to:
•
the reserve held in each subaccount for your contract; divided by
•
the net asset value of one share of the applicable fund.
As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We are the legal owner of all fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from policy owners. We will vote shares for which we have not received instructions and shares

90 RiverSource Endeavor Select Variable Annuity — Prospectus

that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions. As a result of this proportional voting, in cases when a small number of contract owners vote, their votes will have a greater impact and may even control the outcome.
To the extent that voting rights created under applicable federal securities laws are revised or alter the voting rights described herein, we reserve the right to proceed in accordance with those laws and regulatory guidance.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
•
laws or regulations change;
•
the existing funds become unavailable; or
•
in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.
If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund), provided we obtain any required SEC and state insurance law approval. The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
•
add new subaccounts;
•
combine any two or more subaccounts;
•
transfer assets to and from the subaccounts or the variable account; and
•
eliminate or close any subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Contract
New contracts are not currently being offered.
•
Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.
•
The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments We May Make to Selling Firms
•
We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 5.25% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.
•
We may pay selling firms an additional sales commission of up to 1.00% of purchase payments for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

RiverSource Endeavor Select Variable Annuity — Prospectus 91

•
In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
•
sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
•
marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
•
providing service to contract owners; and
•
funding other events sponsored by a selling firm that may encourage the selling firm’s investment professionals to sell the contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.
Sources of Payments to Selling Firms
When we pay the commissions and other compensation described above from our assets. Our assets may include:
•
revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see “Fee Table and Examples”);
•
compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds – The Funds”);
•
compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds – The Funds”); and
•
revenues we receive from other contracts we sell that are not securities and other businesses we conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
•
fees and expenses we collect from contract owners, including withdrawal charges; and
•
fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements made with selling firms can potentially:
•
give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.
•
cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•
cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.
Payments to Investment Professionals
•
The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.
•
To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.
Issuer
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.

92 RiverSource Endeavor Select Variable Annuity — Prospectus

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts (including registered indexed linked annuity contracts) and life insurance policies.
We rely on the exemption from the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), provided by Rule 12h-7 under the 1934 Act. We are obligated to pay all amounts promised to you under the Contract, subject to our financial strength and claims paying ability.
Legal Proceedings
RiverSource Life is involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.
As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including Ameriprise Financial Services, LLC (“AFS”) and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.
These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity.

RiverSource Endeavor Select Variable Annuity — Prospectus 93

Financial Statements
The financial statements for the RiverSource Variable Annuity Account, as well as the consolidated financial statements of RiverSource Life, are in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by calling us at 1-800-862-7919, or can be found online at www.ameriprise.com/variableannuities.

94 RiverSource Endeavor Select Variable Annuity — Prospectus

Appendices
APPENDIX NAME	PAGE #	CROSS-REFERENCE	PAGE #
Appendix A: Investment Options Available Under the Contract	p. 96	The “Nonunitized” Separate Account and the Guarantee Periods Accounts (GPAs)	p. 22
Appendix B: Example – Withdrawal Charges	p. 107	Charges and Adjustments – Transaction Expenses – Withdrawal Charge	p. 29
Appendix C: Example – Death Benefits	p. 110	Benefits in Case of Death	p. 63
Appendix D: Example – Accumulation Protector Benefit Rider	p. 113	Optional Benefits – Optional Living Benefits – Accumulation Protector Benefit Rider	p. 67
Appendix E: Example – SecureSource Riders	p. 114	Optional Benefits – Optional Living Benefits – SecureSource Rider	p. 69
Appendix F: SecureSource Riders – Additional RMD Disclosure	p. 118	Optional Benefits – Optional Living Benefits – SecureSource Rider	p. 69
Appendix G: Example – Benefit Protector Death Benefit Rider	p. 120	Optional Benefits – Optional Death Benefits – Benefit Protector Death Benefit Rider	p. 82
Appendix H: Example – Benefit Protector Plus Death Benefit Rider	p. 122	Optional Benefits – Optional Death Benefits – Benefit Protector Plus Death Benefit Rider	p. 83
Appendix I: Asset Allocation Program for Contracts With Applications Signed Before May 1, 2006	p. 124	N/A
Appendix J: Guarantor Withdrawal Benefit for Life Rider Disclosure	p. 125	N/A
Appendix K: Guarantor Withdrawal Benefit Rider Disclosure	p. 137	N/A
Appendix L: Example – Income Assurer Benefit Riders Disclosure	p. 145	N/A
Appendix M: Example Benefit Riders: Effective Step up or Elective Spousal Contribution Step up	p. 155	Optional Benefits – Optional Living Benefits	p. 67
The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide list of funds available under the contract.
In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.
The examples of death benefits and optional riders in appendices C through E and J through L include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

RiverSource Endeavor Select Variable Annuity — Prospectus 95

Appendix A: Investment Options Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversource.annuityservice@ampf.com. Depending on the optional benefits you choose, and contract application sign date, you may not be able to invest in certain funds. See table below, “Funds Available Under the Optional Benefits Offered Under the Contract”.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to maximize total return consistent with AllianceBernstein's determination of reasonable risk.	AB VPS Balanced Hedged Allocation Portfolio (Class B) AllianceBernstein L.P.	0.95%[1]	8.58%	4.14%	5.18%
Seeks long-term growth of capital.	AB VPS International Value Portfolio (Class B) AllianceBernstein L.P.	1.17%	4.81%	3.29%	3.00%
Seeks long-term growth of capital.	AB VPS Relative Value Portfolio (Class B) AllianceBernstein L.P.	0.86%	12.76%	9.54%	9.39%
Seeks long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio (Class B) AllianceBernstein L.P.	1.16%[1]	5.96%	8.77%	9.45%
Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index.	BNY Mellon Investment Portfolios, MidCap Stock Portfolio - Service Shares BNY Mellon Investment Adviser, Inc.. Adviser; Newton Investment management North America, LLC, sub-adviser.	1.05%[1]	12.33%	9.00%	7.22%
Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon Variable Investment Fund, Appreciation Portfolio - Service Shares BNY Mellon Investment Adviser, Inc., adviser; Fayez Sarofim & Co., sub-investment adviser.	1.10%	12.48%	11.66%	11.28%
Seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with small market capitalizations and related investments.	ClearBridge Variable Small Cap Growth Portfolio - Class I Franklin Templeton Fund Adviser, LLC, investment adviser; ClearBridge Investments, LLC, subadviser	0.80%	4.50%	5.39%	7.93%

96 RiverSource Endeavor Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.80%	25.89%	8.28%	13.92%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3) Columbia Management Investment Advisers, LLC	0.86%[1]	15.28%	6.12%	8.75%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 3) Columbia Management Investment Advisers, LLC	1.22%[1]	5.50%	(8.23%)	(0.89%)
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 3) Columbia Management Investment Advisers, LLC	0.49%[1]	4.84%	3.53%	2.16%
Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Variable Portfolio - High Yield Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.77%[1]	6.95%	2.29%	3.64%
Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Variable Portfolio - Income Opportunities Fund (Class 3) Columbia Management Investment Advisers, LLC	0.77%[1]	5.90%	1.97%	3.21%
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.65%	1.85%	(3.60%)	0.08%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Large Cap Growth Fund (Class 3) Columbia Management Investment Advisers, LLC	0.85%	31.19%	8.74%	17.33%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 3) Columbia Management Investment Advisers, LLC	0.38%	24.54%	8.52%	14.07%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Overseas Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.92%	3.35%	0.55%	4.00%

RiverSource Endeavor Select Variable Annuity — Prospectus 97

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 3) Columbia Management Investment Advisers, LLC	0.95%[1]	23.52%	2.20%	10.94%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC	0.95%[1]	12.41%	3.85%	9.71%
Seeks long-term capital appreciation.	Columbia Variable Portfolio - Small Cap Value Fund (Class 2) Columbia Management Investment Advisers, LLC	1.13%[1]	8.67%	6.37%	10.98%
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3) Columbia Management Investment Advisers, LLC	0.59%	1.44%	(2.81%)	(0.95%)
The portfolio is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return ("BCOM Index").	Credit Suisse Trust - Commodity Return Strategy Portfolio, Class 1 Credit Suisse Asset Management, LLC	1.05%[1]	4.83%	6.85%	1.12%
Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	CTIVP® - BlackRock Global Inflation-Protected Securities Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.	0.75%[1]	(1.06%)	(5.36%)	(0.68%)
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Principal Blue Chip Growth Fund (Class 1) (on or about June 1, 2025 to be known as CTIVP® - Principal Large Cap Growth Fund (Class 1)) Columbia Management Investment Advisers, LLC, adviser; Principal Global Investors, LLC, subadviser.	0.69%	21.42%	6.85%	13.79%
Seeks to provide shareholders with long-term growth of capital.	CTIVP® - Victory Sycamore Established Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.	0.95%	9.77%	5.39%	10.72%
Seeks high level of current income.	Eaton Vance VT Floating-Rate Income Fund - Initial Class Eaton Vance Management	1.19%	7.68%	4.24%	3.92%

98 RiverSource Endeavor Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.81%	33.45%	16.74%	13.33%
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.81%	30.07%	18.63%	16.34%
Seeks as high level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.63%	1.50%	0.20%	1.68%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.82%	17.18%	11.06%	8.94%
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.98%	4.81%	5.50%	6.06%

RiverSource Endeavor Select Variable Annuity — Prospectus 99

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Income VIP Fund - Class 2 Franklin Advisers, Inc.	0.72%[1]	7.20%	5.29%	5.27%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.94%	11.27%	5.75%	5.83%
Seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends.	Franklin Rising Dividends VIP Fund - Class 2 Franklin Advisers, Inc.	0.88%[1]	10.79%	10.30%	10.44%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.	Franklin Small-Mid Cap Growth VIP Fund - Class 2 Franklin Advisers, Inc.	1.08%[1]	11.04%	9.75%	9.32%
Seeks long-term capital appreciation.	Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares Goldman Sachs Asset Management, L.P.	0.82%[1]	12.40%	9.85%	7.98%
Seeks long-term growth of capital and dividend income.	Goldman Sachs VIT U.S. Equity Insights Fund - Institutional Shares Goldman Sachs Asset Management, L.P.	0.56%[1]	28.32%	14.15%	12.05%
Non-diversified fund that seeks capital growth.	Invesco V.I. American Franchise Fund, Series II Shares Invesco Advisers, Inc.	1.10%	34.56%	15.56%	13.88%
Seeks long-term capital appreciation.	Invesco V.I. American Value Fund, Series II Shares Invesco Advisers, Inc.	1.14%	30.09%	13.40%	8.85%

100 RiverSource Endeavor Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco V.I. Comstock Fund, Series II Shares Invesco Advisers, Inc.	1.01%	14.87%	11.31%	9.21%
Seeks capital appreciation.	Invesco V.I. Discovery Large Cap Fund, Series II Shares {previously Invesco V.I. Capital Appreciation Fund, Series II Shares} Invesco Advisers, Inc.	1.05%[1]	33.82%	15.76%	12.97%
Seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares Invesco Advisers, Inc.	1.10%	23.92%	9.92%	11.29%
Seeks long-term growth of capital.	Invesco V.I. EQV International Equity Fund, Series II Shares Invesco Advisers, Inc.	1.15%	0.34%	2.97%	4.10%
Seeks capital appreciation.	Invesco V.I. Global Fund, Series II Shares Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%
Seeks total return	Invesco V.I. Global Strategic Income Fund, Series II Shares Invesco Advisers, Inc.	1.18%[1]	3.02%	(0.43%)	1.28%
Seeks long-term growth of capital.	Invesco V.I. Health Care Fund, Series II Shares Invesco Advisers, Inc.	1.24%	3.87%	3.38%	5.13%
Seeks long-term growth of capital.	Invesco V.I. Main Street Mid Cap Fund®, Series II Shares Invesco Advisers, Inc.	1.19%	16.79%	8.83%	7.68%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund®, Series II Shares Invesco Advisers, Inc.	1.11%	12.41%	10.21%	8.73%
Non-diversified fund that pursues its investment objective by investing primarily in common stocks selected for their growth potential.	Janus Henderson Research Portfolio: Service Shares Janus Henderson Investors US LLC	0.92%	34.96%	16.49%	14.25%
The fund pursues long-term total return using a strategy that seeks to protect against U.S. inflation.	LVIP American Century Inflation Protection Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.72%[1]	1.54%	1.22%	1.73%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Mid Cap Value Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	1.01%[1]	8.52%	7.13%	7.87%

RiverSource Endeavor Select Variable Annuity — Prospectus 101

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks capital growth.	LVIP American Century Ultra® Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.90%[1]	28.62%	18.01%	16.29%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Value Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.86%[1]	9.29%	8.41%	8.01%
Seeks capital appreciation.	MFS® New Discovery Series - Service Class Massachusetts Financial Services Company	1.12%[1]	6.44%	4.71%	8.92%
Seeks total return.	MFS® Total Return Series - Service Class Massachusetts Financial Services Company	0.86%[1]	7.46%	5.89%	6.20%
Seeks total return.	MFS® Utilities Series - Service Class Massachusetts Financial Services Company	1.04%[1]	11.34%	5.61%	6.02%
The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley VIF Discovery Portfolio, Class II Shares Morgan Stanley Investment Management Inc.	1.05%[1]	41.73%	11.11%	12.02%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio, Advisor Class[2] Pacific Investment Management Company LLC (PIMCO)	2.37%[1]	3.57%	4.31%	4.25%
Seeks capital appreciation.	Putnam VT Global Health Care Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor; Sub-advisers-Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.98%	1.43%	7.94%	7.65%
Seeks capital appreciation.	Putnam VT International Equity Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	1.08%	2.97%	4.88%	4.73%
Seeks capital appreciation.	Putnam VT Small Cap Value Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers-Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	1.02%	6.20%	10.71%	8.10%

102 RiverSource Endeavor Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Putnam VT Sustainable Leaders Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.88%	23.02%	13.72%	13.50%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Templeton Global Bond VIP Fund - Class 2 Franklin Advisers, Inc.	0.75%[1]	(11.37%)	(4.85%)	(2.03%)
Seeks long-term capital growth. Under normal market conditions, the fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.	Templeton Growth VIP Fund - Class 2 Templeton Global Advisers Limited, investment adviser; Templeton Asset Management Ltd, subadviser	1.12%[1]	5.40%	4.60%	4.08%
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	1.04%	13.20%	2.78%	7.64%
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	1.04%	13.21%	2.77%	7.64%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.87%[1]	4.42%	(1.47%)	1.46%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.87%[1]	4.49%	(1.45%)	1.46%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.95%	4.31%	(1.86%)	0.96%

RiverSource Endeavor Select Variable Annuity — Prospectus 103

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.98%	6.80%	(0.87%)	2.32%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	1.01%	11.98%	1.11%	5.18%
Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.98%	9.41%	0.18%	3.82%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.97%	8.72%	0.80%	4.73%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.97%	8.71%	0.80%	4.72%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	1.01%	11.00%	1.68%	6.13%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	1.01%	10.98%	1.68%	6.13%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.94%	6.41%	(0.45%)	2.98%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.94%	6.40%	(0.46%)	2.97%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Core Equity Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., subadvisers.	0.81%	23.26%	8.22%	13.88%

104 RiverSource Endeavor Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.97%[1]	7.83%	1.41%	6.11%
Seeks long-term capital appreciation.	Wanger Acorn (on or about June 1, 2025 to be known as Columbia Variable Portfolio - Acorn Fund) Columbia Wanger Asset Management, LLC	0.91%[1]	14.18%	(2.57%)	4.58%
Seeks long-term capital appreciation.	Wanger International (on or about June 1, 2025 to be known as Columbia Variable Portfolio - Acorn International Fund) Columbia Wanger Asset Management, LLC	1.08%[1]	(8.25%)	(10.79%)	(0.72%)
1
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
2
This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including management fees.
3
This Fund is managed in a way that is intended to minimize volatility of returns. See “Principal Risks of Investing in the Contract.”
Funds Available Under the Optional Benefits Offered Under the Contract
For contracts issued with the optional living benefit riders, you are required to invest in the Portfolio Navigator or Portfolio Stabilizer funds listed below (See “Portfolio Navigator Program (PN Program) and Portfolio Stabilizer Funds”):
Portfolio Navigator Funds:
1.Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)
2.Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)
3.Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)
4.Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)
5.Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)
Portfolio Stabilizer Funds:
1.
Variable Portfolio – Managed Risk Fund (Class 2)
2.
Variable Portfolio – Managed Risk U.S. Fund (Class 2)
3.
Variable Portfolio – Managed Volatility Growth Fund (Class 2)
4.
Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
5.
Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
6.
Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
7.
Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
8.
Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
9.
Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
The following is a list of investment options that earn fixed interest for a specified term currently available under the contract. We may change the features of the fixed interest options listed below and terminate existing options. We will provide you with written notice before doing so. Depending on the optional benefits you choose, you may not be able to invest in certain fixed investment options. See table above “Funds Available Under the Optional Benefits Offered Under the Contract."  See “The ‘Nonunitized’ Separate Account and the Guarantee Period Accounts (GPAs)” and “The One-Year Fixed Account” in the prospectus for more information about the fixed interest investment options.

RiverSource Endeavor Select Variable Annuity — Prospectus 105

Note: A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period. This may result in a significant reduction in your contract value. See “Charges and Adjustments – Adjustments – Market Value Adjustments” in the prospectus for more information about the MVA.
Name	Term	Minimum Guaranteed Interest Rate
1 Year Guarantee Period Account	1 Year	0%
2 Year Guarantee Period Account	2 Years	0%
3 Year Guarantee Period Account	3 Years	0%
4 Year Guarantee Period Account	4 Years	0%
5 Year Guarantee Period Account	5 Years	0%
6 Year Guarantee Period Account	6 Years	0%
7 Year Guarantee Period Account	7 Years	0%
8 Year Guarantee Period Account	8 Years	0%
9 Year Guarantee Period Account	9 Years	0%
10 Year Guarantee Period Account	10 Years	0%

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below or terminate existing Fixed Options. We will provide you with written notice before doing so.
Note: If amounts are withdrawn from a Fixed Option before the end of its term, we will not apply a contract adjustment.
Name	Term	Contract Issue Year	Minimum Guaranteed Interest Rate*
One-Year Fixed Account	1 Year	2005	1.50% or 2.25%
		2006	1.50% or 3.00%
		2007	1.50% or 3.00%
		2008	3.00%
		2009	1.50%
DCA Fixed Account	6 Months	2005	1.50% or 2.25%
		2006	1.50% or 3.00%
		2007	1.50% or 3.00%
		2008	3.00%
		2009	1.50%
DCA Fixed Account	1 Year	2005	1.50% or 2.25%
		2006	1.50% or 3.00%
		2007	1.50% or 3.00%
		2008	3.00%
		2009	1.50%
*
Minimum guaranteed interest rates vary by Issue State and Issue Date. See your Contract Data Page for your applicable minimum guaranteed interest rate.

106 RiverSource Endeavor Select Variable Annuity — Prospectus

Appendix B: Example – Withdrawal Charges
For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:
1.
First, in each contract year, we withdraw amounts totaling:
•
up to 10% of your prior anniversary’s contract value or your contract’s remaining benefit payment if you elected the Guarantor Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary’s contract value. We do not assess a withdrawal charge on this amount.
•
up to 10% of your prior anniversary’s contract value or the greater of your contract’s remaining benefit payment or remaining annual lifetime payment if you elected the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider, and the greater of your RALP and your remaining benefit payment is greater than 10% of your prior anniversary’s contract value. We do not assess a withdrawal charge on this amount.
2.
Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.
3.
Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.
4.
Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a “first-in, first-out” (FIFO) basis. We do assess a withdrawal charge on these payments.
After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:
PPW = XSF + (ACV – XSF) / (CV – TFA) × (PPNPW – XSF)
If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.
We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.
The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.
Full withdrawal charge calculation — seven-year withdrawal charge schedule:
This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of each purchase payment) withdrawal charge schedule and the following history:
Assumptions:
•
We receive a single $50,000 purchase payment;
•
During the fourth contract year you withdraw the contract for its total value. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and
•
You have made no prior withdrawals.
We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
	Contract value just prior to withdrawal:	$60,000.00	$40,000.00
	Contract value on prior anniversary:	58,000.00	42,000.00
We calculate the withdrawal charge as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of withdrawal as:
	Contract value just prior to withdrawal (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously withdrawn (PPNPW):	50,000.00	50,000.00
	Earnings in the contract (but not less than zero):	10,000.00	0.00

RiverSource Endeavor Select Variable Annuity — Prospectus 107

			Contract with Gain	Contract with Loss
Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:		10,000.00	0.00
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	TFA (but not less than zero):		10,000.00	4,200.00
Step 3.	Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
	Contract value withdrawn:		60,000.00	40,000.00
	Less earnings in the contract:		10,000.00	0.00
	ACV (but not less than zero):		50,000.00	40,000.00
Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings.
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	Less earnings in the contract:		10,000.00	0.00
	XSF (but not less than zero):		0.00	4,200.00
Step 5.	Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:
	PPW	= XSF + (ACV – XSF) / (CV – TFA) × (PPNPW – XSF)
	XSF from Step 4 =
	ACV from Step 3 =		0.00	4,200.00
	CV from Step 1 =		50,000.00	40,000.00
	TFA from Step 2=		60,000.00	40,000.00
	PPNPW from Step 1 =		10,000.00	4,200.00
	PPW =		50,000.00	50,000.00
Step 6.	We then calculate the withdrawal charge as a percentage of PPW. Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
	PPW:		50,000.00	50,000.00
	less XSF:		0.00	4,200.00
	amount of PPW subject to a withdrawal charge:		50,000.00	45,800.00
	multiplied by the withdrawal charge rate:		× 7.0%	× 7.0%
	withdrawal charge:		3,500.00	3,206.00
Step 7.	The dollar amount you will receive as a result of your full withdrawal is determined as:
	Contract value withdrawn:		60,000.00	40,000.00
	Withdrawal charge:		(3,500.00)	(3,206.00)
	Contract charge (assessed upon full withdrawal):		(40.00)	(40.00)
	Net full withdrawal proceeds:		$56,460.00	$36,754.00
Partial withdrawal charge calculation — seven-year withdrawal charge schedule:
This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of each purchase payment) withdrawal charge schedule and the following history:
Assumptions:
•
We receive a single $50,000 purchase payment;
•
During the fourth contract year you request a net partial withdrawal of $15,000.00. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and
•
You have made no prior withdrawals.

108 RiverSource Endeavor Select Variable Annuity — Prospectus

We will look at two situations, one where the contract has a gain and another where there is a loss:
			Contract with Gain	Contract with Loss
	Contract value just prior to withdrawal:		$60,000.00	$40,000.00
	Contract value on prior anniversary:		58,000.00	42,000.00
We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.

We calculate the withdrawal charge for each estimate as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of withdrawal as:
	Contract value just prior to withdrawal (CV):		60,000.00	40,000.00
	Less purchase payments received and not previously withdrawn (PPNPW):		50,000.00	50,000.00
	Earnings in the contract (but not less than zero):		10,000.00	0.00
Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:		10,000.00	0.00
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	TFA (but not less than zero):		10,000.00	4,200.00
Step 3.	Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
	Contract value withdrawn:		15,376.34	16,062.31
	Less earnings in the contract:		10,000.00	0.00
	ACV (but not less than zero):		5,376.34	16,062.31
Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings.
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	Less earnings in the contract:		10,000.00	0.00
	XSF (but not less than zero):		0.00	4,200.00
Step 5.	Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:
	PPW	= XSF + (ACV – XSF) / (CV – TFA) × (PPNPW – XSF)
	XSF from Step 4 =		0.00	4,200.00
	ACV from Step 3 =		5,376.34	16,062.31
	CV from Step 1 =		60,000.00	40,000.00
	TFA from Step 2 =		10,000.00	4,200.00
	PPNPW from Step 1 =		50,000.00	50,000.00
	PPW =		5,376.34	19,375.80
Step 6.	We then calculate the withdrawal charge as a percentage of PPW. Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
	PPW:		5,376.34	19,375.80
	less XSF:		0.00	4,200.00
	amount of PPW subject to a withdrawal charge:		5,376.34	15,175.80
	multiplied by the withdrawal charge rate:		× 7.0%	× 7.0%
	withdrawal charge:		376.34	1,062.31
Step 7.	The dollar amount you will receive as a result of your partial withdrawal is determined as:
	Contract value withdrawn:		15,376.34	16,062.31
	Withdrawal charge:		(376.34)	(1,062.31)
	Net partial withdrawal proceeds:		$15,000.00	$15,000.00

RiverSource Endeavor Select Variable Annuity — Prospectus 109

Appendix C: Example – Death Benefits
Example – ROP Death Benefit
Assumptions:
•
You purchase the contract with a payment of $20,000;
•
On the first contract anniversary you make an additional purchase payment of $5,000;
•
During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal, including withdrawal charge; and
•
During the third contract year the contract value grows to $23,000.

We calculate the ROP Death Benefit as follows:
1.	Contract value at death:	$23,000.00
2.	Purchase payments minus adjusted partial withdrawals:
	Total purchase payments:	$25,000.00
	minus adjusted partial withdrawals calculated as:
	$1,500 × $25,000 =	–1,704.55
	$22,000
	for a death benefit of:	$23,295.45
ROP Death Benefit, calculated as the greatest of these two values:			$23,295.45
Example – MAV Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000;
•
On the first contract anniversary the contract value grows to $26,000; and
•
During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

We calculate the MAV Death Benefit, which is based on the greater of three values, as follows:
1.	Contract value at death:	$20,500.00
2.	Purchase payments minus adjusted partial withdrawals:
	Total purchase payments:	$25,000.00
	minus adjusted partial withdrawals, calculated as:
	$1,500 × $25,000 =	–1,704.55
	$22,000
	for a death benefit of:	$23,295.45
3.	The MAV immediately preceding the date of death:
	Greatest of your contract anniversary values:	$26,000.00
	plus purchase payments made since the prior anniversary:	+0.00
	minus adjusted partial withdrawals, calculated as:
	$1,500 × $26,000 =	–1,772.73
	$22,000
	for a death benefit of:	$24,227.27
The MAV Death Benefit, calculated as the greatest of these three values, which is the MAV:			$24,227.27
Example – 5% Accumulation Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and
•
on the first contract anniversary, the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

110 RiverSource Endeavor Select Variable Annuity — Prospectus

•
During the second contract year the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greatest of three values, is calculated as follows:
1.	Contract value at death:	$22,800.00
2.	Purchase payments minus adjusted partial withdrawals:
	Total purchase payments:	$25,000.00
	minus adjusted partial withdrawals, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a death benefit of:	$23,456.79
3.	The 5% variable account floor:
	The variable account floor on the first contract anniversary, calculated as:
	1.05 × $20,000 =	$21,000.00
	plus amounts allocated to the subaccounts since that anniversary:	+0.00
	minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
	$1,500 × $21,000 =	–1,657.89
	$19,000
	variable account floor benefit:	$19,342.11
	plus the GPA account value:	+5,300.00
	5% variable account floor (value of the GPA account and the variable account floor):	$24,642.11
The 5% Accumulation Death Benefit, calculated as the greatest of these three values, which is the 5% variable account floor:			$24,642.11
Example – Enhanced Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and
•
on the first contract anniversary, the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and
•
During the second contract year the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greatest of four values, is calculated as follows:
1.	Contract value at death:	$22,800.00
2.	Purchase payments minus adjusted partial withdrawals:
	Total purchase payments:	$25,000.00
	minus adjusted partial withdrawals, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a death benefit of:	$23,456.79
3.	The MAV on the anniversary immediately preceding the date of death:
	The MAV on the immediately preceding anniversary:	$25,000.00
	plus purchase payments made since that anniversary:	+0.00
	minus adjusted partial withdrawals made since that anniversary, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a MAV Death Benefit of:	$23,456.79

RiverSource Endeavor Select Variable Annuity — Prospectus 111

4.	The 5% variable account floor:
	The variable account floor on the first contract anniversary, calculated as:
	1.05 × $20,000 =	$21,000.00
	plus amounts allocated to the subaccounts since that anniversary:	+0.00
	minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
	$1,500 × $21,000 =	–1,657.89
	$19,000
	variable account floor benefit:	$19,342.11
	plus the GPA value:	+5,300.00
	5% variable account floor (value of the GPAs and the variable account floor):	$24,642.11
Enhanced Death Benefit, calculated as the greatest of these four values, which is the 5% variable account floor:			$24,642.11

112 RiverSource Endeavor Select Variable Annuity — Prospectus

Appendix D: Example – Accumulation Protector Benefit Rider
Example – Accumulation Protector Benefit Rider
The following example shows how the Accumulation Protector Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.
Assumptions:
•
You purchase the contract (with the Accumulation Protector Benefit rider) with a payment of $100,000.
•
You make no additional purchase payments.
•
You do not exercise the Elective Step-up option
•
The Accumulation Protector Benefit rider fee is 0.80%.

End of Contract Year	Assumed Net Rate of Return	Partial Withdrawal (beginning of year)	Adjusted Partial Withdrawal	MCAV	Accumulation Benefit Amount	Contract Value
1	12%	0	0	100,000	0	111,104
2	15%	0	0	101,398	0	126,747
3	3%	0	0	103,604	0	129,505
4	-8%	0	0	103,604	0	118,192
5	-15%	0	0	103,604	0	99,634
6	20%	2,000	2,080	101,525	0	116,224
7	15%	0	0	106,071	0	132,588
8	-10%	0	0	106,071	0	118,375
9	-20%	5,000	4,480	101,590	0	89,851
10	-12%	0	0	101,590	23,334	78,256

RiverSource Endeavor Select Variable Annuity — Prospectus 113

Appendix E: Example: SecureSource Riders
EXAMPLE #1: Single Life Benefit: Covered Person has not reached age 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•
You are the sole owner and also the annuitant. You are age 60.
•
Automatic Annual step ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual step ups are indicated in bold.
•
You elect the Moderate PN program investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target PN program investment option under the contract is the Moderate PN program investment option.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$N/A	$N/A
0.5	0	5,000	92,000	100,000	95,000	7,000	2,000	N/A	N/A
1	0	0	90,000	90,000 (1)	90,000 (1)	6,300	6,300	N/A	N/A
2	0	0	81,000	90,000	90,000	6,300	6,300	N/A	N/A
5	0	0	75,000	90,000	90,000	6,300	6,300	5,400 (2)	5,400 (2)
5.5	0	5,400	70,000	90,000	84,600	6,300	900	5,400	0
6	0	0	69,000	90,000	84,600	6,300	6,300	5,400	5,400
6.5	0	6,300	62,000	90,000	78,300	6,300	0	3,720 (3)	0
7	0	0	64,000	90,000	78,300	6,300	6,300	3,840	3,840
7.5	0	10,000	51,000	51,000 (4)	51,000 (4)	3,570	0	3,060 (4)	0
8	0	0	55,000	55,000	55,000	3,850	3,850	3,300	3,300
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or PN program investment option changes), you can continue to withdrawal up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.
(1)
Allocation to the Moderately Aggressive investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option.
(2)
The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65 as 6% of the RBA.
(3)
The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)
The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
EXAMPLE #2: Single Life Benefit: Covered Person has reached 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•
You are the sole owner and also the annuitant. You are age 65.
•
Automatic Annual step ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual step ups are indicated in bold.
•
Your death occurs after 6½ contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new Covered Person.
Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$6,000	$6,000
1	0	0	105,000	105,000	105,000	7,350	7,000 (1)	6,300	6,000 (1)

114 RiverSource Endeavor Select Variable Annuity — Prospectus

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
2	0	0	110,000	110,000	110,000	7,700	7,000 (1)	6,600	6,000 (1)
3	0	0	110,000	110,000	110,000	7,700	7,700 (2)	6,600	6,600 (2)
3.5	0	6,600	110,000	110,000	103,400	7,700	1,100	6,600	0
4	0	0	115,000	115,000	115,000	8,050	8,050	6,900	6,900
4.5	0	8,050	116,000	115,000	106,950	8,050	0	6,900 (3)	0
5	0	0	120,000	120,000	120,000	8,400	8,400	7,200	7,200
5.5	0	10,000	122,000	120,000 (4)	110,000 (4)	8,400	0	7,200 (4)	0
6	0	0	125,000	125,000	125,000	8,750	8,750	7,500	7,500
6.5	0	0	110,000	125,000	125,000	8,750	8,750	6,600 (5)	6,600 (5)
7	0	0	105,000	125,000	125,000	8,750	8,750	6,600	6,600
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or PN program investment option changes), your spouse can continue to withdrawal up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse’s death or the RBA is reduced to zero.
(1)
The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the Waiting Period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the Waiting Period, the RBP is the amount you can withdrawal without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdrawal without incurring the ALP excess withdrawal processing.
(2)
On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)
The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)
The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5)
At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.
EXAMPLE #3: Joint Life Benefit: Younger Covered Spouse has not reached 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•
You are age 59 and your spouse is age 60.
•
Automatic annual step ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step ups are indicated in bold.
•
You elect the Moderate investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target PN program investment option under the contract is the Moderate PN program investment option.
•
Your death occurs after 9½ contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$N/A	$N/A
0.5	0	5,000	92,000	100,000	95,000	7,000	2,000	N/A	N/A
1	0	0	90,000	90,000 (1)	90,000 (1)	6,300	6,300	N/A	N/A
2	0	0	81,000	90,000	90,000	6,300	6,300	N/A	N/A
6	0	0	75,000	90,000	90,000	6,300	6,300	5,400 (2)	5,400 (2)
6.5	0	5,400	70,000	90,000	84,600	6,300	900	5,400	0
7	0	0	69,000	90,000	84,600	6,300	6,300	5,400	5,400
7.5	0	6,300	62,000	90,000	78,300	6,300	0	3,720 (3)	0
8	0	0	64,000	90,000	78,300	6,300	6,300	3,840	3,840
8.5	0	10,000	51,000	51,000 (4)	51,000 (4)	3,570	0	3,060 (4)	0
9	0	0	55,000	55,000	55,000	3,850	3,850	3,300	3,300

RiverSource Endeavor Select Variable Annuity — Prospectus 115

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
9.5	0	0	54,000	55,000	55,000	3,850	3,850	3,300	3,300
10	0	0	52,000	55,000	55,000	3,850	3,850	3,300	3,300
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdrawal up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse’s death or the RBA is reduced to zero.
(1)
The ALP and RALP are established on the contract anniversary date following the date the younger Covered Spouse reaches age 65 as 6% of the RBA.
(2)
Allocation to the Moderately Aggressive PN program model portfolio or investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option.
(3)
The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)
The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
EXAMPLE #4: Joint Life Benefit: Younger Covered Spouse has reached 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000 and make no additional payments to the contract
•
You are age 71 and your spouse is age 70.
•
Automatic Annual step ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step ups are indicated in bold.
•
Your death occurs after 6½ contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

Contract Duration	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$6,000	$6,000
1	0	0	105,000	105,000	105,000	7,350	7,000 (1)	6,300	6,000 (1)
2	0	0	110,000	110,000	110,000	7,700	7,000 (1)	6,600	6,000 (1)
3	0	0	110,000	110,000	110,000	7,700	7,700 (2)	6,600	6,600 (2)
3.5	0	6,600	110,000	110,000	103,400	7,700	1,100	6,600	0
4	0	0	115,000	115,000	115,000	8,050	8,050	6,900	6,900
4.5	0	8,050	116,000	115,000	106,950	8,050	0	6,900 (3)	0
5	0	0	120,000	120,000	120,000	8,400	8,400	7,200	7,200
5.5	0	10,000	122,000	120,000 (4)	110,000 (4)	8,400	0	7,200 (4)	0
6	0	0	125,000	125,000	125,000	8,750	8,750	7,500	7,500
6.5	0	0	110,000	125,000	125,000	8,750	8,750	7,500	7,500
7	0	0	105,000	125,000	125,000	8,750	8,750	7,500	7,500
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdrawal up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse’s death or the RBA is reduced to zero.
(1)
The Annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the Waiting Period, the RBP is the amount you can withdrawal without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdrawal without incurring the ALP excess withdrawal processing.
(2)
On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)
The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

116 RiverSource Endeavor Select Variable Annuity — Prospectus

(4)
The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

RiverSource Endeavor Select Variable Annuity — Prospectus 117

Appendix F: SecureSource Riders – Additional Required Minimum Distribution (RMD) Disclosure
This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under a SecureSource rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days’ written notice to you.
For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:
(1)
If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,
•
Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.
•
Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
•
Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.
•
Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource rider.
(2)
If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current contract year,
•
A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.
•
Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.
•
Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA. Withdrawals will not be considered excess withdrawals unless amounts withdrawn exceed combined RALP and LABA values.
•
Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource rider.
(3)
If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,
•
An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.
•
This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.
The ALERMDA is:
(1)
determined by us each calendar year;
(2)
based on your initial purchase payment and not the actual contract value in the calendar year of contract issue and therefore may not be sufficient to allow you to withdraw your RMD without causing an excess withdrawal;
(3)
based solely on the value of the contract to which the SecureSource rider is attached as of the date we make the determination;
(4)
based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
(5)
based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:
1.
an individual retirement annuity (Section 408(b));
2.
a Roth individual retirement account (Section 408A);
3.
a Simplified Employee Pension plan (Section 408(k));
4.
a tax-sheltered annuity rollover (Section 403(b)).

118 RiverSource Endeavor Select Variable Annuity — Prospectus

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your SecureSource rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.
In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.
Please contact your tax advisor about the impact of those rules prior to purchasing the SecureSource rider.

RiverSource Endeavor Select Variable Annuity — Prospectus 119

Appendix G: Example – Benefit Protector Death Benefit Rider
Example of the Benefit Protector
Assumptions:
•
You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and
•
You select the MAV Death Benefit and the seven-year withdrawal charge schedule.

During the first contract year the contract value grows to $105,000. The MAV Death Benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
MAV death benefit (contract value):	$110,000
plus the Benefit Protector benefit which equals 40% of earnings at death
(MAV death benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV death benefit (MAV):	$110,000
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges)
from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that
$5,000 of the partial withdrawal is contract earnings). The death benefit equals:

MAV Death Benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($57,619 – $55,000) =	+1,048
Total death benefit of:	$58,667
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old.

The death benefit equals:
MAV Death Benefit (contract value):	$200,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000
Total death benefit of:	$255,000
During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000
Total death benefit of:	$305,000
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:

120 RiverSource Endeavor Select Variable Annuity — Prospectus

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector benefit which equals 40% of earnings at death
(MAV death benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000
Total death benefit of:	$308,000

RiverSource Endeavor Select Variable Annuity — Prospectus 121

Appendix H: Example – Benefit Protector Plus Death Benefit Rider
Example of the Benefit Protector Plus
Assumptions:
•
You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and
•
You select the MAV Death Benefit and the seven-year withdrawal charge schedule.

During the first contract year the contract value grows to $105,000. The MAV Death Benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:

MAV Death Benefit (contract value):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death
(MAV Death Benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV Death Benefit (MAV):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($110,000 – $100,000) =	+4,000
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.10 × $100,000 =	+10,000
Total death benefit of:	$124,000
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges)
from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that
$5,000 of the partial withdrawal is contract earnings). The death benefit on equals:

MAV Death Benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($57,619 – $55,000) =	+1,048
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.10 x $55,000 =	+5,500
Total death benefit of:	$64,167
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit calculated. The reduction in contract value has no effect.
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

MAV Death Benefit (contract value):	$200,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000
Total death benefit of:	$266,000

122 RiverSource Endeavor Select Variable Annuity — Prospectus

On the ninth contract anniversary you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000
Total death benefit of:	$316,000
During the tenth contract year the contract value remains $250,000 and the “new” purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:
MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000
Total death benefit of:	$319,000

RiverSource Endeavor Select Variable Annuity — Prospectus 123

Appendix I: Asset Allocation Program for Contracts With Applications Signed Before May 1, 2006
Asset Allocation Program
For contracts with applications signed before May 1, 2006, we offered an asset allocation program. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the asset allocation program under the terms of the rider.
This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.
Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.
Under the asset allocation program, we have offered five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts, any GPAs according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.
Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:
•
no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and
•
no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see “Charges and Adjustments – Adjustments – Market Value Adjustments”).
Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.
If permitted under applicable securities law, we reserve the right to:
•
reallocate your current model portfolio to an updated version of your current model portfolio; or
•
substitute a fund of funds for your current model portfolio.
We also reserve the right to discontinue the asset allocation program. We will give you 30 days’ written notice of any such change.
If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.

124 RiverSource Endeavor Select Variable Annuity — Prospectus

Appendix J: Guarantor Withdrawal Benefit for Life Rider Disclosure
Guarantor Withdrawal Benefit for Life Rider
The Guarantor Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if(1):
•
your contract application is signed on or after May 1, 2006;
•
the rider is available in your state; and
•
you and the annuitant are 80 or younger on the date the contract is issued.
(1)
The Guarantor Withdrawal Benefit for Life rider is not available under an inherited qualified annuity.
You must elect the Guarantor Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.
The Guarantor Withdrawal Benefit for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see “At Death” heading below) – even if the contract value is zero.
Your contract provides for annuity payouts to begin on the retirement date (see “Buying Your Contract – The Retirement Date”). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see “ Withdrawals”). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuitization start date, nor does it guarantee the length of time over which such withdrawals can be made before the annuitization start date.
The Guarantor Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.
Under the terms of the Guarantor Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see “Waiting period” heading below) and whether or not the lifetime withdrawal benefit has become effective:
(1)
The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are “Guaranteed Benefit Payment (GBP),” “Remaining Benefit Payment (RBP),” “Guaranteed Benefit Amount (GBA),” and “Remaining Benefit Amount (RBA).” See these headings below for more information.
(2)
The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are “Annual Lifetime Payment (ALP),” “Remaining Annual Lifetime Payment (RALP),” “Covered Person,” and “Annual Lifetime Payment Attained Age (ALPAA).” See these headings below for more information.
Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below).
Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:
•
After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;
•
During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;
•
After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;
•
During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.

RiverSource Endeavor Select Variable Annuity — Prospectus 125

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).
If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below).
Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.
If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Withdrawal”).
The rider’s guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see “Annual Step Up” heading below). If you exercise the annual step up election, the spousal continuation step up election (see “Spousal Continuation Step Up” heading below) or change your PN investment option, the rider charge may change (see “Charges and Adjustments”).
If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.
You should consider whether the Guarantor Withdrawal Benefit for Life rider is appropriate for you because:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•
Lifetime Withdrawal Benefit Limitations: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:
(a)
Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant (see “At Death” heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:
(i)
There are multiple contract owners – when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or
(ii)
The owner and the annuitant are not the same persons – if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.
(b)
Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.
(c)
When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.
(d)
Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life rider will terminate.
•
Investment Allocation Restrictions: You must be invested in one of the approved investment options. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity

126 RiverSource Endeavor Select Variable Annuity — Prospectus

markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion in the future. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer Funds.”) You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make.
•
Limitations on Purchase of Other Riders under this Contract: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect an Income Assurer Benefit rider or the Accumulation Protector Benefit rider.
•
Non-Cancelable: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or after the retirement date.
•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions, which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract – Purchase Payments”.
•
Interaction with Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract’s TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.
You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:
•
Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes – Nonqualified Annuities”). Withdrawals before age 59 ½ may incur a 10% IRS early withdrawal penalty and may be considered taxable income.
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.
For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:
(1)
If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,
•
Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.
•
Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
•
Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.
•
Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life rider.

RiverSource Endeavor Select Variable Annuity — Prospectus 127

(2)
If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,
•
A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.
•
Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.
•
Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.
•
Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life rider.
(3)
If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,
•
An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.
•
This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.
The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:
(1)
determined by us each calendar year;
(2)
based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life rider is attached as of the date we make the determination; and
(3)
is otherwise based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:
1.
an individual retirement annuity (Section 408(b));
2.
a Roth individual retirement account (Section 408A);
3.
a Simplified Employee Pension plan (Section 408(k));
4.
a tax-sheltered annuity rollover (Section 403(b)).
We reserve the right to modify our administrative practice described above and will give you 30 days’ written notice of any such change.
In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.
In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.
•
Limitations on Tax-Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”).
For an example, see “Examples of Guarantor Withdrawal Benefit for Life” below.
Key terms and provisions of the Guarantor Withdrawal Benefit for Life rider are described below:
Partial Withdrawals: A withdrawal of an amount that does not result in a full withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.
Waiting period: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.
Guaranteed Benefit Amount (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

128 RiverSource Endeavor Select Variable Annuity — Prospectus

The GBA is determined at the following times, calculated as described:
•
At contract issue — the GBA is equal to the initial purchase payment.
•
When you make additional purchase payments — each additional purchase payment has its own GBA equal to the amount of the purchase payment.
•
At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When an individual RBA is reduced to zero — the GBA that is associated with that RBA will also be set to zero.
•
When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•
When you make a partial withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP — the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged.
(b)
is greater than the total RBP — GBA excess withdrawal processing will be applied to the GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
GBA Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)
is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)
is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
Remaining Benefit Amount (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.
The RBA is determined at the following times, calculated as described:
•
At contract issue — the RBA is equal to the initial purchase payment.
•
When you make additional purchase payments — each additional purchase payment has its own RBA initially set equal to that payment’s GBA (the amount of the purchase payment).
•
At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•
When you make a partial withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP — the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment’s RBA is reduced in proportion to its RBP.
(b)
is greater than the total RBP — RBA excess withdrawal processing will be applied to the RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
RBA Excess Withdrawal Processing
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.
If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:
1.
The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and
2.
The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

RiverSource Endeavor Select Variable Annuity — Prospectus 129

Guaranteed Benefit Payment (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment’s RBA or 7% of that payment’s GBA, and the total GBP is the sum of the individual GBPs.
During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.
The GBP is determined at the following times, calculated as described:
•
At contract issue — the GBP is established as 7% of the GBA value.
•
At each contract anniversary — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value.
•
When you make additional purchase payments — each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.
•
At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When an individual RBA is reduced to zero — the GBP associated with that RBA will also be reset to zero.
•
When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment’s GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•
When you make a partial withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP — the GBP remains unchanged.
(b)
is greater than the total RBP — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
Remaining Benefit Payment (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.
The RBP is determined at the following times, calculated as described:
•
At the beginning of each contract year during the waiting period and prior to any withdrawal — the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.
•
At the beginning of any other contract year — the RBP for each purchase payment is set equal to that purchase payment’s GBP.
•
When you make additional purchase payments — each additional purchase payment has its own RBP equal to that payment’s GBP.
•
At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
At spousal continuation — (see “Spousal Option to Continue the Contract” heading below).
•
When an individual RBA is reduced to zero — the RBP associated with that RBA will also be reset to zero.
•
When you make any partial withdrawal — the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess withdrawal processing and RBA excess withdrawal processing are applied and the amount available for future partial withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.
Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The covered person is the oldest contract owner or annuitant. The covered person may change during the contract’s life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

130 RiverSource Endeavor Select Variable Annuity — Prospectus

Annual Lifetime Payment Attained Age (ALPAA): The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.
Annual Lifetime Payment (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see “At Death” heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.
During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.
The ALP is determined at the following times:
•
The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 — the ALP is established as 6% of the total RBA.
•
When you make additional purchase payments — each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.
•
At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
At contract ownership change — (see “Spousal Option to Continue the Contract” and “Contract Ownership Change” headings below).
•
When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•
When you make a partial withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the RALP — the ALP remains unchanged.
(b)
is greater than the RALP — ALP excess withdrawal processing will be applied to the ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.
ALP Excess Withdrawal Processing
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.
Remaining Annual Lifetime Payment (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.
The RALP is determined at the following times:
•
The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:
(a)
During the waiting period and prior to any withdrawals — the RALP is established equal to 6% of purchase payments.
(b)
At any other time — the RALP is established equal to the ALP.
•
At the beginning of each contract year during the waiting period and prior to any withdrawals — the RALP is set equal to the total purchase payments, multiplied by 6%.
•
At the beginning of any other contract year — the RALP is set equal to ALP.
•
When you make additional purchase payments — each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.
•
At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When you make any partial withdrawal — the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal processing is applied and the amount available for future partial withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

RiverSource Endeavor Select Variable Annuity — Prospectus 131

Step Up Date: The date any step up becomes effective, and depends on the type of step up being applied (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
Annual Step Up: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.
The annual step up is subject to the following rules:
•
The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.
•
Only one step up is allowed each contract year.
•
If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.
•
If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.
•
If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.
•
The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.
•
Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.
The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:
•
The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value (after charges are deducted) on the step up date.
•
The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value (after charges are deducted) on the step up date.
•
The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.
•
The total RBP will be reset as follows:
(a)
During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.
(b)
At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.
•
The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value (after charges are deducted) on the step up date.
•
The RALP will be reset as follows:
(a)
During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.
(b)
At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.
Spousal Option to Continue the Contract: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life rider also continues. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:
•
The GBA, RBA, and GBP values remain unchanged.
•
The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.
•
If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation — the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

132 RiverSource Endeavor Select Variable Annuity — Prospectus

•
If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation — the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.
•
If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation — the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.
•
If the ALP has been established and the new covered person is age 65 or older as of the date of continuation — the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.
Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.
Spousal Continuation Step Up: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse’s investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse’s request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.
The spousal continuation step up is subject to the following rules:
•
If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.
It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.
At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.
If Contract Value Reduces to Zero: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:
1)
The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:
(a)
receive the remaining schedule of GBPs until the RBA equals zero; or
(b)
wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.
We will notify you of this option. If no election is made, the ALP will be paid.
2)
The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:
(a)
the remaining schedule of GBPs until the RBA equals zero; or
(b)
the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.
3)
The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.
4)
The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.
Under any of these scenarios:
•
The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;
•
We will no longer accept additional purchase payments;

RiverSource Endeavor Select Variable Annuity — Prospectus 133

•
You will no longer be charged for the rider;
•
Any attached death benefit riders will terminate; and
•
The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.
The Guarantor Withdrawal Benefit for Life rider and the contract will terminate under either of the following two scenarios:
•
If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.
•
If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.
At Death: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see “Benefits in Case of Death”) or the annuity payout option (see “Guaranteed Withdrawal Benefit Annuity Payout Option” heading below).
If the contract value equals zero and the death benefit becomes payable, the following will occur:
•
If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.
•
If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.
•
If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.
Contract Ownership Change: If the contract changes ownership (see “Changing Ownership”), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.
•
If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date — the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.
•
If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date — the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.
•
If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date — the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.
•
If the ALP has been established and the new covered person is age 65 or older as of the ownership change date — the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.
Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

134 RiverSource Endeavor Select Variable Annuity — Prospectus

Guaranteed Withdrawal Benefit Annuity Payout Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life rider.
Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This option may not be available if the contract is issued to qualify under Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.
This annuity payout option may also be elected by the beneficiary of a contract as a settlement option if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy.
Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.
Rider Termination
The Guarantor Withdrawal Benefit for Life rider cannot be terminated either by you or us except as follows:
1.
Annuity payouts under an annuity payout plan will terminate the rider.
2.
Termination of the contract for any reason will terminate the rider.
Examples of the Guarantor Withdrawal Benefit for Life
Example #1: Covered person has not reached age 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000.
•
You are the sole owner and also the annuitant. You are age 60.
•
You make no additional payments to the contract.
•
Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$N/A	$N/A
0.5	0	7,000	92,000	100,000	93,000	7,000	0	N/A	N/A
1	0	0	91,000	100,000	93,000	7,000	7,000	N/A	N/A
1.5	0	7,000	83,000	100,000	86,000	7,000	0	N/A	N/A
2	0	0	81,000	100,000	86,000	7,000	7,000	N/A	N/A
5	0	0	75,000	100,000	86,000	7,000	7,000	5,160 (1)	5,160 (1)
5.5	0	5,160	70,000	100,000	80,840	7,000	1,840	5,160	0
6	0	0	69,000	100,000	80,840	7,000	7,000	5,160	5,160
6.5	0	7,000	62,000	100,000	73,840	7,000	0	3,720 (2)	0
7	0	0	70,000	100,000	73,840	7,000	7,000	4,200	4,200
7.5	0	10,000	51,000	51,000 (3)	51,000 (3)	3,570	0	3,060 (3)	0
8	0	0	55,000	55,000	55,000	3,850	3,850	3,300	3,300
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.
(1)
The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.

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(2)
The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3)
The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
Example #2: Covered person has reached 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000.
•
You are the sole owner and also the annuitant. You are age 65.
•
You make no additional payments to the contract.
•
Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$6,000	$6,000
1	0	0	105,000	105,000	105,000	7,350	7,000 (1)	6,300	6,000 (1)
2	0	0	110,000	110,000	110,000	7,700	7,000 (1)	6,600	6,000 (1)
3	0	0	110,000	110,000	110,000	7,700	7,700 (2)	6,600	6,600 (2)
3.5	0	6,600	110,000	110,000	103,400	7,700	1,100	6,600	0
4	0	0	115,000	115,000	115,000	8,050	8,050	6,900	6,900
4.5	0	8,050	116,000	115,000	106,950	8,050	0	6,900 (3)	0
5	0	0	120,000	120,000	120,000	8,400	8,400	7,200	7,200
5.5	0	10,000	122,000	120,000 (4)	110,000 (4)	8,400	0	7,200 (4)	0
6	0	0	125,000	125,000	125,000	8,750	8,750	7,500	7,500
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.
(1)
The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2)
On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)
The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)
The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

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Appendix K: Guarantor Withdrawal Benefit Rider Disclosure
Guarantor Withdrawal Benefit Rider
The Guarantor Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):
•
your contract application was signed on or after April 30, 2005 in those states where the SecureSource rider and/or the Guarantor Withdrawal Benefit for Life rider were not available;
•
you and the annuitant were 79 or younger on the date the contract was issued.
(1)
The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.
You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.
We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.
The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP – the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.
If you withdraw an amount greater than the allowed amount in a contract year, we call this an “excess withdrawal” under the rider. If you make an excess withdrawal under the rider:
•
withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;
•
the guaranteed benefit amount will be adjusted as described below; and
•
the remaining benefit amount will be adjusted as described below.
For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”). Market value adjustments, if applicable, will also be made (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Withdrawals”).
Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see “Elective Step Up” and “Annual Step Up” below), the special spousal continuation step up election (see “Spousal Continuation and Special Spousal Continuation Step Up” below) or change your investment option, the rider charge may change (see “Charges and Adjustments”).
You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•
Investment Allocation Restrictions: You must participate in the PN program if you purchase a contract on or after May 1, 2006 with this rider (see “Making the Most of Your Contract – Portfolio Navigator Program”). If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see “Appendix I: Asset Allocation Program for Contracts with Applications Signed Before May 1, 2006”), however, you may elect to participate in the PN program after May 1, 2006. These funds are expected to reduce our financial

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risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion in the future. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. You may allocate purchase payments and any purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen.
•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions, which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract – Purchase Payments”.
•
Interaction with the Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract’s TFA provision that exceeds the GBP is subject to the excess withdrawal processing for the GBA and RBA described below.
•
Rider A – Limitations on Purchase of Other Riders under this Contract: If you select the Guarantor Withdrawal Benefit rider, you may not elect the Accumulation Protector Benefit rider.
•
Non-Cancelable: Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.
•
You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:
•
Tax Considerations for Non-Qualified Annuities: Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59½ may also incur a 10% IRS early withdrawal penalty and may be considered taxable income.
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal processing described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.
For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and the enhanced riders is to allow amounts you withdraw to satisfy these rules without applying excess withdrawal processing under terms of the rider, subject to the following rules:
(1)
If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.
(2)
Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
(3)
Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.
(4)
Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor Withdrawal Benefit rider.
The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:
(1)
determined by us each calendar year;
(2)
based solely on the value of the contract to which the Guarantor Withdrawal Benefit rider is attached as of the date we make the determination; and
(3)
based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:
1.
an individual retirement annuity (Section 408(b));
2.
a Roth individual retirement account (Section 408A);

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3.
a Simplified Employee Pension plan (Section 408(k));
4.
a tax-sheltered annuity rollover (Section 403(b)).
We reserve the right to modify our administrative practice described above and will give you 30 days’ written notice of any such change.
In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.
Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.
In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes – Other – Spousal status” section of this prospectus.
•
Limitations on Tax-Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA – Special Provisions”). Therefore, the Guarantor Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.
The terms “Guaranteed Benefit Amount” and “Remaining Benefit Amount” are described below. Each is used in the operation of the GBP, the RBP, the elective step up, the annual step up, the special spousal continuation step up or the Guaranteed Withdrawal Benefit Annuity Payout Option.
Guaranteed Benefit Amount
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.
The GBA is determined at the following times:
•
At contract issue – the GBA is equal to the initial purchase payment, plus any purchase payment credit;
•
When you make additional purchase payments – each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;
•
At step up – (see “Elective Step Up” and “Annual Step Up” headings below).
•
When you make a partial withdrawal:
(a)
and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP – the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;
(b)
and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP – the following excess withdrawal processing will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:
(c)
under the original rider in a contract year after a step up but before the third contract anniversary – the following excess withdrawal processing will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:
GBA Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)
is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

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(b)
is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
Remaining Benefit Amount
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.
The RBA is determined at the following times:
•
At contract issue – the RBA is equal to the initial purchase payment plus any purchase payment credit;
•
When you make additional purchase payments – each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;
•
At step up – (see “Elective Step Up” and “Annual Step Up” headings below).
•
When you make a partial withdrawal:
(a)
and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP – the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;
(b)
and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP – the following excess withdrawal processing will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;
(c)
under the original rider after a step up but before the third contract anniversary – the following excess withdrawal processing will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;
RBA Excess Withdrawal Processing
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.
If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment’s RBA in the following manner:
The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.
Guaranteed Benefit Payment
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.
Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.
Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.
Remaining Benefit Payment
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.
Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.
Each additional purchase payment has its own RBP established equal to that payment’s GBP. The total RBP is equal to the sum of the individual RBPs.
Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

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Elective Step Up (under the original rider only)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.
The elective step up is subject to the following rules:
•
if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;
•
if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;
•
if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the “Guaranteed Benefit Amount” and “Remaining Benefit Amount” headings above; and
•
you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.
You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.
You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:
•
The effective date of the elective step up is the valuation date we receive your written request to step up.
•
The RBA will be increased to an amount equal to the contract value (after charges are deducted) on the valuation date we receive your written request to step up.
•
The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value (after charges are deducted)on the valuation date we receive your written request to step up.
•
The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.
•
The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.
Annual Step Up (under the enhanced rider only)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.
The annual step up is subject to the following rules:
•
The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.
•
If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.
•
If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.
•
Only one step up is allowed each contract year.
•
If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;
•
You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.
The annual step up will be determined as follows:
•
The RBA will be increased to an amount equal to the contract value (after charges are deducted) on the step up date.
•
The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value (after charges are deducted) on the step up date.
•
The GBP will be calculated as described earlier, but based on the increased GBA and RBA.
•
The RBP will be reset as follows:

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(a)
Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.
(b)
At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.
Spousal Continuation and Special Spousal Continuation Step Up
If a surviving spouse elects to continue the contract, this rider also continues. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.
A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse’s election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse’s written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.
It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.
At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.
Guaranteed Withdrawal Benefit Annuity Payout Option
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.
Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.
If Contract Value Reduces to Zero
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:
•
you will be paid according to the annuity payout option described above;
•
we will no longer accept additional purchase payments;
•
you will no longer be charged for the rider;
•
any attached death benefit riders will terminate; and
•
the death benefit becomes the remaining payments under the annuity payout option described above.
If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate. Example of the Guarantor Withdrawal Benefit
Assumptions:
•
You purchase the contract with a payment of $100,000.

The Guaranteed Benefit Amount (GBA) equals your purchase payment:	$100,000

142 RiverSource Endeavor Select Variable Annuity — Prospectus

The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
0.07 × $100,000 =	$7,000
The Remaining Benefit Amount (RBA) equals your purchase payment:	$100,000
On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$110,000
The GBA equals 100% of your contract value:	$110,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $110,000 =	$7,700
During the fourth contract year you decide to take a partial withdrawal of $7,700.
You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
$110,000 – $7,700 =	$102,300
The GBA equals the GBA immediately prior to the partial withdrawal:	$110,000
The GBP equals 7% of your GBA:
0.07 × $110,000 =	$7,700
On the fourth contract anniversary you make an additional purchase payment of $50,000
The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
$102,300 + $50,000 =	$152,300
The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
$110,000 + $50,000 =	$160,000
The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
$7,700 + $3,500 =	$11,200
On the fifth contract anniversary your contract value grows to $200,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$200,000
The GBA equals 100% of your contract value:	$200,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $200,000 =	$14,000
During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal;
$230,000 – $20,000 =	$210,000
OR
(2) your prior RBA less the amount of the partial withdrawal.
$200,000 – $20,000 =	$180,000
Reset RBA = lesser of (1) or (2) =	$180,000
The GBA gets reset to the lesser of:
(1) your prior GBA	$200,000
OR
(2) your contract value immediately following the partial withdrawal;
$230,000 – $20,000 =	$210,000
Reset GBA = lesser of (1) or (2) =	$200,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $200,000 =	$14,000
During the eighth contract year your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal;
$175,000 – $25,000 =	$150,000
OR
(2) your prior RBA less the amount of the partial withdrawal.
$180,000 – $25,000 =	$155,000
Reset RBA = lesser of (1) or (2) =	$150,000
The GBA gets reset to the lesser of:
(1) your prior GBA;	$200,000
OR

RiverSource Endeavor Select Variable Annuity — Prospectus 143

(2) your contract value immediately following the partial withdrawal;
$175,000 – $25,000 =	$150,000
Reset GBA = lesser of (1) or (2) =	$150,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $150,000 =	$10,500

144 RiverSource Endeavor Select Variable Annuity — Prospectus

Appendix L: Income Assurer Benefit Riders
The following three optional Income Assurer Benefit riders were available under your contract if you your contract application was signed prior to May 1, 2007. These riders are no longer available for purchase.
•
Income Assurer Benefit – MAV;
•
Income Assurer Benefit – 5% Accumulation Benefit Base; or
•
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.
The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.
The general information in this section applies to each Income Assurer Benefit rider. This section is followed by a description of each specific Income Assurer Benefit rider and how it is calculated.
You should consider whether an Income Assurer Benefit rider is appropriate for you because:
•
you must participate in the PN program if you purchase a contract on or after May 1, 2006 with this rider (see “Making the Most of Your Contract – Portfolio Navigator Program”). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see “Making the Most of Your Contract – Asset Allocation Program”), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The PN program and the asset allocation program limit your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider.
•
if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit is appropriate for you (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payouts available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit rider with a qualified annuity;
•
you must hold the Income Assurer Benefit for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;
•
the 10-year waiting period may be restarted if you elect to change the PN program investment option to one that causes the rider charge to increase (see “Charges and Adjustments – Optional Benefit Charges – Optional Living Benefit Charges – Income Assurer Benefit Rider Fee”);
•
the Income Assurer Benefit rider terminates* 30 days following the contract anniversary after the annuitant’s 86th birthday; and
•
you can only exercise the Income Assurer Benefit within 30 days after a contract anniversary following the expiration of the 10-year waiting period.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.
If the Income Assurer Benefit rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit you select (see “Charges and Adjustments – Optional Benefit Charges – Optional Living Benefit Charges – Income Assurer Benefit Rider Fee”). The effective date of the rider will be the contract issue date. The Guarantor Withdrawal Benefit and the Accumulation Protector Benefit riders are not available with any Income Assurer Benefit rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your investment professional whether an Income Assurer Benefit rider is appropriate for your situation.

RiverSource Endeavor Select Variable Annuity — Prospectus 145

Here are some general terms that are used to describe the Income Assurer Benefit riders in the sections below:
Guaranteed Income Benefit Base: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.
Excluded Investment Options: These investment options are listed in your contract under contract data and will include the Columbia Variable Portfolio – Government Money Market Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders’ variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.
Excluded Payments: These are purchase payments and any purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.
Proportionate Adjustments for Partial Withdrawals: These are calculated as the product of (a) times (b) where:
(a)
is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior to) the partial withdrawal, and
(b)
is the benefit on the date of (but prior to) the partial withdrawal.
Protected Investment Options: All investment options available under this contract that are not defined as excluded investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.
Waiting Period: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your PN program investment option to one that causes the rider charge to increase.
The following are general provisions that apply to each Income Assurer Benefit:
Exercising the Rider
Rider exercise conditions are:
•
you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the waiting period;
•
the annuitant on the retirement date must be between 50 to 86 years old; and
•
you can only take an annuity payment in one of the following annuity payout plans:

Plan A	—	Life Annuity – No Refund;
Plan B	—	Life Annuity with Ten or Twenty Years Certain;
Plan D	—	Joint and Last Survivor Life Annuity – No Refund;
	—	Joint and Last Survivor Life Annuity with Twenty Years Certain; or
Plan E	—	Twenty Years Certain.
After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.
If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.
•
If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.
•
If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

146 RiverSource Endeavor Select Variable Annuity — Prospectus

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see “The Annuity Payout Period – Annuity Tables.”) Your annuity payouts remain fixed for the lifetime of the annuity payout period.
First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:
Pt-1 (1 + i)	=	Pt
1.05

Pt-1	=	prior annuity payout
Pt	=	current annuity payout
i	=	annualized subaccount performance
Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.
(1)
For all other contracts, the guaranteed annuity purchase rates are based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate.
Terminating the Rider
Rider termination conditions are:
•
you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;
•
you may terminate the rider any time after the expiration of the waiting period;
•
the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and
•
the rider will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.
You may select one of the Income Assurer Benefit riders described below:
Income Assurer Benefit – MAV
The guaranteed income benefit base for the Income Assurer Benefit – MAV is the greater of these three values:
1.
contract value; or
2.
the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or
3.
the maximum anniversary value.
Maximum Anniversary Value (MAV) – is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:
(a)
current contract value; or
(b)
total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.
Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.
If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:
1.
contract value less the market value adjusted excluded payments; or
2.
total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals; or
3.
the MAV, less market value adjusted excluded payments.

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Market Value Adjusted Excluded Payments are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.
Income Assurer Benefit – 5% Accumulation Benefit Base
The guaranteed income benefit base for the Income Assurer Benefit – 5% Accumulation Benefit Base is the greater of these three values:
1.
contract value; or
2.
the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or
3.
the 5% variable account floor.
5% Variable Account Floor – is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.
The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:
•
the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus
•
an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.
On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant’s 81st birthday, we increase the variable account floor by adding the amount (“roll-up amount”) equal to 5% of the prior contract anniversary’s variable account floor.
The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:
(a)
is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and
(b)
is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.
The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant’s 81st birthday is zero.
Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.
If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:
(a)
is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and
(b)
is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and
(c)
is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

148 RiverSource Endeavor Select Variable Annuity — Prospectus

If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:
1.
contract value less the market value adjusted excluded payments (described above); or
2.
total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or
3.
the 5% variable account floor, less 5% adjusted excluded payments.
5% Adjusted Excluded Payments are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base
The guaranteed income benefit base for the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:
1.
the contract value;
2.
the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;
3.
the MAV (described above); or
4.
the 5% variable account floor (described above).
If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of:
1.
contract value less the market value adjusted excluded payments (described above);
2.
total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;
3.
the MAV, less market value adjusted excluded payments (described above); or
4.
the 5% variable account floor, less 5% adjusted excluded payments (described above).
Examples of the Income Assurer Benefit Riders
The purpose of these examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract’s standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. The contract values shown are hypothetical and do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as “protected investment options”) and the fees and charges that apply to your contract.
For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity – No Refund.
Remember that the riders require you to participate in the PN program. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some PN program investment options include protected investment options and excluded investment options (Columbia Variable Portfolio – Government Money Market Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit – 5% Accumulation Benefit Base rider and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in PN program investment options.
Assumptions:
You purchase the contract during the 2006 calendar year with a payment of $100,000; and
•
you invest all contract value in the subaccounts (protected investment options); and
•
you make no additional purchase payments, partial withdrawals or changes in PN program investment option; and
•
the annuitant is male and age 55 at contract issue; and
•
the joint annuitant is female and age 55 at contract issue.

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Example – Income Assurer Benefit – MAV
Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:
Contract Anniversary	Assumed Contract Value	Purchase Payments	Maximum Anniversary Value (MAV)(1)	Guaranteed Income Benefit Base – MAV(2)
1	$108,000	$100,000	$108,000	$108,000
2	125,000	none	125,000	125,000
3	132,000	none	132,000	132,000
4	150,000	none	150,000	150,000
5	85,000	none	150,000	150,000
6	121,000	none	150,000	150,000
7	139,000	none	150,000	150,000
8	153,000	none	153,000	153,000
9	140,000	none	153,000	153,000
10	174,000	none	174,000	174,000
11	141,000	none	174,000	174,000
12	148,000	none	174,000	174,000
13	208,000	none	208,000	208,000
14	198,000	none	208,000	208,000
15	203,000	none	208,000	208,000
(1)
The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)
The Guaranteed Income Benefit Base – MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – MAV does not create contract value or guarantee the performance of any investment option.
Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – MAV Provisions
	Assumed Contract Value	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)	IAB – MAV Benefit Base	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)
10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	174,000	791.70	793.44
12	148,000	691.16	692.64	174,000	812.58	814.32
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	208,000	1,023.36	1,025.44
15	203,000	1,025.15	1,027.18	208,000	1,050.40	1,052.48
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

150 RiverSource Endeavor Select Variable Annuity — Prospectus

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – MAV Provisions
	Assumed Contract Value	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)	IAB – MAV Benefit Base	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)
10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	174,000	643.80	636.84
12	148,000	559.44	553.52	174,000	657.72	650.76
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	208,000	825.76	817.44
15	203,000	826.21	818.09	208,000	846.56	838.24
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.
Example – Income Assurer Benefit – 5% Accumulation Benefit Base
Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:
Contract Anniversary	Assumed Contract Value	Purchase Payments	5% Accumulation Benefit Base(1)	Guaranteed Income Benefit Base – 5% Accumulation Benefit Base(2)
1	$108,000	$100,000	$105,000	$108,000
2	125,000	none	110,250	125,000
3	132,000	none	115,763	132,000
4	150,000	none	121,551	150,000
5	85,000	none	127,628	127,628
6	121,000	none	134,010	134,010
7	139,000	none	140,710	140,710
8	153,000	none	147,746	153,000
9	140,000	none	155,133	155,133
10	174,000	none	162,889	174,000
11	141,000	none	171,034	171,034
12	148,000	none	179,586	179,586
13	208,000	none	188,565	208,000
14	198,000	none	197,993	198,000
15	203,000	none	207,893	207,893
(1)
The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)
The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

RiverSource Endeavor Select Variable Annuity — Prospectus 151

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – 5% RF Provisions
	Assumed Contract Value	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)	IAB – 5% RF Benefit Base	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)
10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	171,034	778.20	779.91
12	148,000	691.16	692.64	179,586	838.66	840.46
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	198,000	974.16	976.14
15	203,000	1,025.15	1,027.18	207,893	1,049.86	1,051.94
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the sale for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – 5% RF Provisions
	Assumed Contract Value	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)	IAB – 5% RF Benefit Base	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)
10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	171,034	632.83	625.98
12	148,000	559.44	553.52	179,586	678.83	671.65
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	198,000	786.06	778.14
15	203,000	826.21	818.09	207,893	846.12	837.81
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

152 RiverSource Endeavor Select Variable Annuity — Prospectus

Example – Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base
Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:
Contract Anniversary	Assumed Contract Value	Purchase Payments	Maximum Anniversary Value(1)	5% Accumulation Benefit Base(1)	Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base(2)
1	$108,000	$100,000	$108,000	$105,000	$108,000
2	125,000	none	125,000	110,250	125,000
3	132,000	none	132,000	115,763	132,000
4	150,000	none	150,000	121,551	150,000
5	85,000	none	150,000	127,628	150,000
6	121,000	none	150,000	134,010	150,000
7	139,000	none	150,000	140,710	150,000
8	153,000	none	153,000	147,746	153,000
9	140,000	none	153,000	155,133	155,133
10	174,000	none	174,000	162,889	174,000
11	141,000	none	174,000	171,034	174,000
12	148,000	none	174,000	179,586	179,586
13	208,000	none	208,000	188,565	208,000
14	198,000	none	208,000	197,993	208,000
15	203,000	none	208,000	207,893	208,000
(1)
The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)
The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.
Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – Max Provisions
	Assumed Contract Value	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)	IAB – Max Benefit Base	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)
10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	174,000	791.70	793.44
12	148,000	691.16	692.64	179,586	838.66	840.46
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	208,000	1,023.36	1,025.44
15	203,000	1,025.15	1,027.18	208,000	1,050.40	1,052.48
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

RiverSource Endeavor Select Variable Annuity — Prospectus 153

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – Max Provisions
	Assumed Contract Value	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)	IAB – Max Benefit Base	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)
10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	174,000	643.80	636.84
12	148,000	559.44	553.52	179,586	678.83	671.65
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	208,000	825.76	817.44
15	203,000	826.21	818.09	208,000	846.56	838.24
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

154 RiverSource Endeavor Select Variable Annuity — Prospectus

Appendix M: Withdrawal Benefit Riders: Electing Step Up or Spousal Continuation Step Up
Example – Withdrawal Benefit Riders: Electing Step Up or Spousal Continuation Step Up
Assumptions:
This example assumes that the covered person (for joint life, younger covered spouse) is 65 or older and there are no additional purchase payments or withdrawals.
•
You own a RiverSource variable annuity with a withdrawal benefit rider. You are currently invested in the Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (a Portfolio Navigator fund) with a current rider fee of 0.65%.
Your Contract Value (CV) is $100,000 and your withdrawal benefit rider currently provides the following benefits:
1)
You can withdraw $6,000 a year for the rest of your life. This is your Annual Lifetime Payment. Or
2)
You can withdraw $7,000 a year until you have withdrawn a total of $100,000. This is your Guaranteed Benefit Payment.
Based on your current CV, you will pay a rider fee of approximately $650 on your next annuity contract anniversary.
•
The annual fee for this rider has increased to 0.95% for clients invested in the Variable Portfolio – Moderately Aggressive Portfolio (Class 2).
The following compares certain options available to you. Changes to rider values or fees are presented for two different scenarios where your CV increases to either $110,000 or $101,000 over the contract year:
1) Elect to lock in your contract gains to your benefit values (step up):
	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$600	$60
Increase in Guaranteed Benefit Payment	$700	$70
Increase in Annual Rider Fee	0.30%	0.30%
Increase in Annual Contract Charge	$330	$303
Automatic step ups will continue on your next anniversary (if available under your rider).
2) Do not elect to lock in your contract gains (no step up):
	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$0	$0
Increase in Guaranteed Benefit Payment	$0	$0
Increase in Annual Rider Fee	0%	0%
Increase in Annual Contract Charge	$65	$6.50
Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. On your next anniversary, you will again have the option to elect the step up (lock in contract gains)
3) Move to one of the Portfolio Stabilizer funds and elect the step up:
	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$600	$60
Increase in Guaranteed Benefit Payment	$700	$70
Increase in Annual Rider Fee	0%	0%
Increase in Annual Contract Charge	$65	$6.50
Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. Automatic step ups will continue on your next anniversary (if available under your rider).
The above example is for illustrative purposes only. The assumptions and calculations used are not intended to be consistent with any one rider, but instead are intended to provide an idea of how different scenarios would operate. Your specific rider may use different calculations for fees or have different benefits available. For a full description and rules applicable to step up options under your rider, please see the “Optional Living Benefits” section.
Electing to step up may result in different increases to the annual rider charge relative to the increase in your rider values. You should weigh the resulting increased charge due to the step up versus the increases to your benefits to determine the option that is best for you.

RiverSource Endeavor Select Variable Annuity — Prospectus 155

The Statement of Additional Information (SAI) includes additional information about the Contract. The SAI, dated the same date as this prospectus, is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy of the SAI, or for more information about the Contract, call us at 1-800-862-7919, visit our website at riversource.com/annuities or write to us at: 70100 Ameriprise Financial Center Minneapolis, MN 55474.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
PRO9033_12_D02_(09/25)
Reports and other information about RiverSource Variable Annuity Account and RiverSource Life Insurance Company are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000044133; C000267019
© 2008-2024 RiverSource Life Insurance Company. All rights reserved.

Prospectus
September 22, 2025
Wells Fargo Advantage Select
Variable Annuity
Individual Flexible Premium Deferred Combination Fixed/Variable Annuity
Issued by:	RiverSource Life Insurance Company (RiverSource Life) 829 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-333-3437 (Service Center)
RiverSource Variable Annuity Account
This prospectus contains information that you should know before investing in the Wells Fargo Advantage Select Variable Annuity (Contract), an individual flexible premium deferred combination fixed/variable annuity issued by RiverSource Life Insurance Company (“RVS Life”, “we”, “us” and “our”). The contract offers five-year and seven-year withdrawal charge schedules. All material terms and conditions of the contracts, including material state variations and distribution channels, are described in this prospectus.
The Contract allows you to invest your money in (i) available subaccounts investing in shares of underlying funds, each of which has a particular investment objective, investment strategies, fees and expenses; or (ii) the one-year fixed account, dollar cost averaging ("DCA") fixed account and guarantee period accounts (“GPAs”), each of which earn fixed interest at rates that we adjust periodically and declare when you make an allocation to that account. Additional information regarding each investment option is provided in Appendix A – Investment Options Available Under the Contract.
The Contract is a complex investment and involves risks, including loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in withdrawal charges, taxes, and tax penalties. If you remove money from the GPAs prior to 30 days before the end of the guarantee period, we will apply a market value adjustment (“MVA”), which may be positive or negative. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. Withdrawals from the contract could also reduce the amount of certain optional benefits by more than the dollar amount of the withdrawal, and such reductions could be significant.
An investment in the Contract is subject to the risks related to RVS Life. Any obligations under the Contract are subject to our financial strength and claims-paying ability.
The contracts are no longer available for new purchases. This contract is no longer being sold and this prospectus is designed for current contract owners. In addition to the possible state variations, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract for contract variation information and timing.
The Contract provides for purchase payment credits which we may reverse upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied (see “Buying Your Contract – Purchase Payment Credits”). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.
Additional information about certain investment products, including variable annuities and market value adjusted annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
New contracts are not currently being offered.

Wells Fargo Advantage Select Variable Annuity — Prospectus 1

2 Wells Fargo Advantage Select Variable Annuity — Prospectus

Wells Fargo Advantage Select Variable Annuity — Prospectus 3

Key Terms
These terms can help you understand details about your contract.
Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.
Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract value: The total value of your contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Fixed Account: Part of our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically.
Funds: A portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC") in which the Subaccounts invest.  May also be referred to as an underlying Fund.
Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.
Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss.
Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.
Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a non-natural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a non-natural person or a revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust or irrevocable grantor trust, the annuitant(s) selected must be the grantor(s) of the trust to assure compliance with Section 72(s) of the Code.
Purchase payment credits: For contracts with applications signed prior to May 1, 2006 with a seven-year withdrawal charge schedule only, an addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment. Purchase payment credits are not be available on contracts with applications signed on or after May 1, 2006 in most states.

4 Wells Fargo Advantage Select Variable Annuity — Prospectus

Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:
•
Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code
•
Roth IRAs including inherited Roth IRAs under Section 408A of the Code
•
Simplified Employee Pension (SEP) plans under Section 408(k) of the Code
•
Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code
A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.
All other contracts are considered nonqualified annuities.
Retirement date: The date when annuity payouts are scheduled to begin.
Rider effective date: The date a rider becomes effective as stated in the rider.
RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.
Separate Account: An insulated segregated account, the assets of which are invested solely in an underlying Fund. We call this the Variable Account.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable Account: Refers to the RiverSource Variable Annuity Account, a Separate Account established to hold contract owners’ assets allocated to the Subaccounts, each of which invests in a particular Fund.
Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

Wells Fargo Advantage Select Variable Annuity — Prospectus 5

Overview of the Contract
Purpose: The purpose of the contracts is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments.
We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations.
The contracts offer various optional features and benefits that may help you achieve financial goals.
It may be appropriate for you if you have a long-term investment horizon and your financial goals are consistent with the terms and conditions of the contract.
It is not intended for investors whose liquidity needs require frequent withdrawals in excess of free amount. If you plan to manage your investment in the contract by frequent or short-term trading, the contract is not suitable for you.
Phases of the Contract:
The contracts have two phases: the Accumulation Phase and the Income Phase.
Accumulation Phase. During the Accumulation Phase, you make purchase payments by investing in: available Subaccounts, each of which has a particular investment objective, investment strategies, fees and expenses; the one-year fixed account, dollar cost averaging ("DCA") fixed account and GPAs which earn interest at rates that we adjust periodically and declare when you make an allocation to that account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. The GPAs have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to them. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period. You may be able to purchase an optional benefit to reduce the investment risk you assume under your contract.
A list of Investment Options and additional information regarding each Investment option available under the contract is provided in Appendix A – Investment Options Available Under the Contract.
If you have one of the Guaranteed withdrawal benefit riders, you can withdraw a guaranteed amount from the contract during the Accumulation phase. The amount of money you accumulate under your contract depends (in part) on the performance of the Subaccounts you choose or the rates you earn on allocations to the one-year fixed account, dollar cost averaging ("DCA") fixed account and GPAs. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period. You could lose up 100% of the amount withdrawn from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. You may transfer money between investment options during the Accumulation Phase, subject to certain restrictions. Your contract value impacts the value of your contract’s benefits during the Accumulation Phase, including any optional benefits, as well as the amount available for withdrawal, annuitization and death benefits.
Income Phase. The Income Phase begins when you (or your beneficiary) choose to annuitize the contract. You can apply your contract value(less any applicable premium tax and/or other charges) to an annuity payout plan that begins on the annuitization start date or any other date you elect. You may choose from a variety of plans that can help meet your retirement or other income needs. We can make payouts on a fixed or variable basis, or both. You cannot take withdrawals of contract value or withdraw the contract during the Income Phase.
All optional death benefits terminate after the annuitization start date. All optional living benefits terminate after the annuitization start unless you chose the Guaranteed Withdrawal Benefit Annuity Payout Option.
Contract features:
•
Death Benefits. If you die during the Accumulation Phase, we will pay to your beneficiary or beneficiaries an amount at least equal to the contract value. You may have elected one of the optional death benefits under the contract for an additional fee. Death benefits must be elected at the time that the contract is purchased. Each optional death benefit is designed to provide a greater amount payable upon death. After the death benefit is paid, the contract will terminate.
•
Optional Living Benefits. You may have elected one of the optional living benefits under the contract for an additional fee. Guaranteed withdrawal benefit riders are designed to provide a guaranteed income stream that may last as long as you live, subject to you following the rules of the rider. The Accumulation Protector Benefit rider provides a

6 Wells Fargo Advantage Select Variable Annuity — Prospectus

guaranteed contract value at the end of a specified Waiting Period. Guaranteed Minimum Income Benefit riders are designed to provide a guaranteed minimum lifetime income, regardless of the volatility inherent in the investments in the Subaccounts.
•
Withdrawals. You may withdraw all or part of your contract value at any time during the Accumulation Phase. If you request a full withdrawal, the contract will terminate. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including an IRS penalty that may apply if you withdraw prior to reaching age 59½) and may have other tax consequences. Early withdrawals of contract value invested in a GPA are subject to an MVA and could result in a significant negative contract adjustment. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”
•
Tax Treatment. You can transfer money between Subaccounts, the one-year fixed account and GPAs without tax implications, and earnings (if any) on your investments are generally tax-deferred. Generally, earnings are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payment, or upon payment of the death benefit.
Additional Services:
•
Dollar Cost Averaging Programs. Automated Dollar Cost Averaging allows you, at no additional cost, to transfer a set amount monthly between Subaccounts or from the one-year fixed account, DCA fixed account to one or more eligible Subaccounts.
•
Asset Rebalancing. Allows you, at no additional cost, to automatically rebalance the Subaccount portion of your contract value on a periodic basis.
•
Automated Partial Withdrawals. An optional service allowing you to set up automated partial withdrawals from the GPAs, one-year fixed account, dollar cost averaging ("DCA") fixed account or the Subaccounts.
•
Electronic Delivery. You may register for the electronic delivery of your current prospectus and other documents related to your contract.

Wells Fargo Advantage Select Variable Annuity — Prospectus 7

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS	Location in Statutory Prospectus
Are There Transaction Charges?
Yes. In addition to the withdrawal charge, we may reverse a purchase payment credit upon certain withdrawals within 12 months of when the purchase payment credit was applied. This contract has two withdrawal charge options. You may select either a seven-year or five-year withdrawal charge schedule at the time of application. If you make an early withdrawal, you may be assessed a withdrawal charge of up to 8% of the purchase payment withdrawn. For example, if you make an early withdrawal, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment.
This loss will be greater if you also have to pay a withdrawal charge, taxes, and tax penalties.
A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period.
You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA.
For example, if you allocate $100,000 to a GPA with a 3-year guarantee period and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a withdrawal charge, taxes, and tax penalties.
The following transactions when applied to a GPA, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than
30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and
(iii) annuitization. An MVA may increase the death benefit but will not decrease it.
Fee Table and Examples Charges and Adjustments – Transaction Expenses – Withdrawal Charge Charges and Adjustments – Adjustments – Market Value Adjustments
Are There Transaction Charges?	No. Other than withdrawal charges and negative MVAs, we do not assess any transaction charges.

8 Wells Fargo Advantage Select Variable Annuity — Prospectus

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Statutory Prospectus
Are There Ongoing Fees and Expenses?
Yes. The table below describes the current fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table and Examples Charges and Adjustments – Annual Contract Expenses Appendix A: Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1) (varies by withdrawal charge schedule, death benefit option, tax qualification, application signed date, and size of Contract value)	1.07%	1.92%
	Fund options (Funds fees and expenses)(2)	0.38%	1.42%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)(3)	0.25%	1.75%
(1) As a percentage of average daily subaccount value. Includes the Mortality and Expense
Fee, Variable Account Administrative Charge, and Contract Administrative Charge.
(2) As a percentage of Fund net assets.
(3) As a percentage of Contract Value or the greater of Contract Value or applicable guaranteed benefit amount (varies by optional benefit). The Minimum is a percentage of
Contract value. The Maximum is a percentage of the greater of Contract value or minimum contract accumulation value (MCAV).
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges and negative MVAs that substantially increase costs.

	Lowest Annual Cost: $1,691	Highest Annual Cost: $4,099
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract features and Fund fees
and expenses
•No optional benefits
•No additional purchase payments,
transfers or withdrawals
•No sales charge
•No purchase payment credits

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract features, optional
benefits and Fund fees and
expenses
•No sales charge
•No additional purchase payments,
transfers or withdrawals
•No purchase payment credits

	RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract including loss of principal.			Principal Risks of Investing in the Contract

Wells Fargo Advantage Select Variable Annuity — Prospectus 9

	RISKS	Location in Statutory Prospectus
Is this a Short-Term Investment?
No.
•The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•The Contracts have withdrawal charges, which may reduce the value of your Contract if you withdraw money during withdrawal charge period.
Withdrawals may also reduce or terminate contract guarantees.
•Withdrawals may also be subject to taxes and tax penalties.
•Withdrawals from a GPA prior to 30 days before the end of the guarantee period may also result in a negative MVA. During the 30-day period ending on the last day of the guarantee period, you may choose to start a new guarantee period of the same length, transfer the contract value from the current GPA to any of the investment options available under the Contract, apply the contract value to an annuity payout plan, or withdraw the value from the current GPA(all subject to applicable withdrawal, transfer, and annuitization provisions). If we do not receive any instructions by the end of the guarantee period, we will automatically transfer the contract value from the current GPA into the shortest GPA term available.
•The benefits of tax deferral, long-term income, and optional living benefit guarantees mean the contract is generally more beneficial to investors with a long term investment horizon.
Principal Risks of Investing in the Contract Charges and Adjustments – Transaction Expenses – Withdrawal Charge Charges and Adjustments – Adjustments – Market Value Adjustments
What Are the Risks Associated with the Investment Options?
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
•Each investment option, including the one-year fixed account, DCA fixed account and the Guarantee Period Accounts (GPAs) investment options has its own unique risks.
•You should review the investment options before making any investment decisions.
Principal Risks of Investing in the Contract The Variable Account and the Funds The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs) The Fixed Account
What Are the Risk Related to Insurance Company?
An investment in the Contract is subject to the risks related to us. Any obligations (including under the fixed account) or guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about RiverSource
Life, including our financial strength ratings, is available by contacting us at
1-800-862-7919.
Principal Risks of Investing in the Contract The General Account

10 Wells Fargo Advantage Select Variable Annuity — Prospectus

	RESTRICTIONS	Location in Statutory Prospectus
Are There Restrictions on the Investment Options?
Yes.
•Subject to certain restrictions, you may transfer your Contract value among the subaccounts without charge at any time before the
annuitization start date, and once per contract year after the annuitization start date.
•Certain transfers out of the GPAs will be subject to an MVA.
•GPAs and the one-year fixed account are subject to certain restrictions.
•We reserve the right to modify, restrict or suspend your transfer privileges if we determine that your transfer activity constitutes market timing.
•We reserve the right to add, remove or substitute Funds. We also reserve the right, upon notification to you, to close or restrict any Funds.
Making the Most of Your Contract– Transferring Among Accounts Substitution of Investments
Are There Any Restrictions on Contract Benefits?
Yes.
•Certain optional benefits limit or restrict the investment options you may select under the Contract. If you later decide you do not want to invest in those approved investment options, you must request a full withdrawal.
•Certain optional benefits may limit subsequent purchase payments.
•Withdrawals in excess of the amount allowed under certain optional benefits may substantially reduce the benefit or even terminate the benefit.

Buying Your
Contract–
Purchase
Payments
Optional
Benefits –
Guarantor
Withdrawal
Benefit for Life
Rider –
Investment
Allocation
Restrictions
Optional
Benefits –
Guarantor
Withdrawal
Benefit Rider –
Investment
Allocation
Restrictions
Appendix A:Funds
Available Under
the Optional
Benefits Offered
Under the
Contract

TAXES
What Are the Contract’s Tax Implications?
•Consult with a tax advisor to determine the tax implications of an investment in and payments and withdrawals received under this
Contract
•If you purchase the contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
•Earnings under your contract are taxed at ordinary income tax rates generally when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59½.
Taxes

Wells Fargo Advantage Select Variable Annuity — Prospectus 11

	CONFLICTS OF INTEREST	Location in Statutory Prospectus
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This financial incentive may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
About the Service Providers
Should I Exchange My Contract?
If you already own an annuity or insurance Contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a Contract you already own if you determine, after comparing the features, fees, and risks of both
Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing Contract.
Buying Your Contract–Contract Exchanges

12 Wells Fargo Advantage Select Variable Annuity — Prospectus

Fee Table and Examples
The following tables describe the fees, expenses and adjustments that you will pay when buying, owning and making a withdrawal from an investment option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you paid at the time that you bought the Contract and will pay when you make a withdrawal from the Contract. State premium taxes also may be deducted.

Transaction Expenses

Withdrawal Charges
Withdrawal charges (as a percentage of purchase payments withdrawn)	Seven-year	Five-year
Maximum	8%	8%
You selected either a seven-year or five-year withdrawal charge schedule at the time of application.
Seven-year schedule		Five-year schedule*
Years from purchase payment receipt**	Withdrawal charge percentage	Years from purchase payment receipt**	Withdrawal charge percentage
1	8%	1	8%
2	8	2	7
3	7	3	6
4	7	4	4
5	6	5	2
6	5	Thereafter	0
7	3
Thereafter	0
*
The five-year withdrawal charge schedule may not be available in all states.
**
According to our current administrative practice, for the purpose of withdrawal charge calculation, we consider that the year is completed one day prior to the anniversary of the day each purchase payment was received.
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of contract value is removed from an investment option before expiration of a specified period.

Adjustments

MVA Maximum Potential Loss (as a percentage of amount withdrawn from a GPA)(1)	100%
(1)
The following transactions when applied to a GPA, which we refer to as "early withdrawals," are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including funds fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expenses
(assessed annually and upon full surrender)
Annual contract administrative charge	$40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. Upon full surrender of the contract, we will assess this charge even if your contract value equals or exceeds $50,000.)
Base Contract Expenses
(as a percentage of average daily contract value in the variable account)
You must choose a death benefit guarantee, a qualified or nonqualified contract and the length of your contract’s withdrawal charge schedule. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost. The variable account administrative charge is in addition to the mortality and expense risk fee.

Wells Fargo Advantage Select Variable Annuity — Prospectus 13

Seven-year withdrawal charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state
	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
Qualified annuities
Return of Purchase Payment (ROP) Death Benefit	0.90%	0.15%	1.05%
Maximum Anniversary Value (MAV) Death Benefit	1.10	0.15	1.25
5% Accumulation Death Benefit	1.25	0.15	1.40
Enhanced Death Benefit	1.30	0.15	1.45
Nonqualified annuities
ROP Death Benefit	1.05	0.15	1.20
MAV Death Benefit	1.25	0.15	1.40
5% Accumulation Death Benefit	1.40	0.15	1.55
Enhanced Death Benefit	1.45	0.15	1.60
Seven-year withdrawal charge schedule for all other contracts
	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
Qualified annuities
ROP Death Benefit	1.00%	0.15%	1.15%
MAV Death Benefit	1.20	0.15	1.35
5% Accumulation Death Benefit	1.35	0.15	1.50
Enhanced Death Benefit	1.40	0.15	1.55
Nonqualified annuities
ROP Death Benefit	1.15	0.15	1.30
MAV Death Benefit	1.35	0.15	1.50
5% Accumulation Death Benefit	1.50	0.15	1.65
Enhanced Death Benefit	1.55	0.15	1.70
Five-year withdrawal charge schedule
	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
Qualified annuities
ROP Death Benefit	1.20%	0.15%	1.35%
MAV Death Benefit	1.40	0.15	1.55
5% Accumulation Death Benefit	1.55	0.15	1.70
Enhanced Death Benefit	1.60	0.15	1.75
Nonqualified annuities
ROP Death Benefit	1.35	0.15	1.50
MAV Death Benefit	1.55	0.15	1.70
5% Accumulation Death Benefit	1.70	0.15	1.85
Enhanced Death Benefit	1.75	0.15	1.90
Optional Benefit Expenses
Optional Death Benefits
Benefit Protector® Death Benefit rider fee	0.25%
Benefit Protector® Plus Death Benefit rider fee	0.40%
(As a percentage of the contract value charged annually on the contract anniversary.)
If eligible, you may have selected one of the following optional living benefits if available in your state. The fees apply only if you have selected one of these benefits. Investment allocation restrictions apply.
Optional Living Benefits

14 Wells Fargo Advantage Select Variable Annuity — Prospectus

Accumulation Protector Benefit® rider fee	Maximum annual rider fee	Initial annual rider fee and annual rider fee for elective step-ups before 04/29/2013
	1.75%	0.55%(1)
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)
Guarantor Withdrawal Benefit for Life® rider fee	Maximum: 1.50%	Initial: 0.65%(2)
(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)
Guarantor® Withdrawal Benefit rider fee	Maximum: 1.50%	Initial: 0.55%(3)
(As a percentage of contract value charged annually on the contract anniversary.)
Income Assurer Benefit® – MAV rider fee	Maximum: 1.50%	Current: 0.30%(4)
Income Assurer Benefit® – 5% Accumulation Benefit Base rider fee	Maximum: 1.75%	Current: 0.60%(4)
Income Assurer Benefit® – Greater of MAV or 5% Accumulation Benefit Base rider fee	Maximum: 2.00%	Current: 0.65%(4)
(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)
(1)
Current annual rider fees for elective step up (including elective spousal continuation step up) requests on/after 04/29/2013 are shown in the table below.

Elective step up date:	If invested in Portfolio Navigator fund at the time of step-up:	If invested in Portfolio Stabilizer fund at the time of step-up:
04/29/2013 – 11/17/2013	1.75%	N/A
11/18/2013 – 10/17/2014	1.75%	1.30%
10/18/2014 – 06/30/2016	1.60%	1.00%
07/01/2016 – 10/15/2018	1.75%	1.30%
10/16/2018 – 12/29/2019	1.40%	1.00%
12/30/2019 – 07/20/2020	1.55%	1.15%
07/21/2020 and later	1.75%	1.75%
(2)
Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Fund Name	Maximum annual rider fee	Current annual fee as of 12/18/13
Portfolio Stabilizer funds	1.50%	0.65%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	1.50%	0.95%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.50%	1.10%
(3)
Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Fund Name	Maximum annual rider fee	Current annual fee as of 12/18/13
Portfolio Stabilizer funds	1.50%	0.55%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	1.50%	0.85%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.50%	1.00%
(4)
For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit – MAV — 0.55%, Income Assurer Benefit – 5% Accumulation Benefit Base — 0.70%; and Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base — 0.75%.

Wells Fargo Advantage Select Variable Annuity — Prospectus 15

The next table shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of investment options available under the contract, including their annual expenses, may be found in Appendix A.

Annual Fund Expenses(1)

Minimum and maximum annual operating expenses for the funds
(Including management, distribution (12b-1) and/or service fees and other expenses)(1)
Total Annual Fund Expenses	Minimum(%)	Maximum(%)
(expenses deducted from the Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.38	1.42
(1)
Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contract owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.
Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Fund expenses.
The examples assume all contract value is allocated to the subaccounts. The examples do not reflect the MVA that only applies to GPAs. Your costs could differ from those shown below if you Invest in the GPAs or fixed account investment options.
These examples assume that you invest $100,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year. The “Maximum” example further assumes the most expensive combination of Annual Contract Expenses reflecting the maximum charges, Annual Fund Expenses* and optional benefits available. The “Minimum” example further assumes the least expensive combination of Annual Contract Expenses reflecting the current charges, Annual Fund Expenses and that no optional benefits are selected. Although your actual costs may be higher or lower, based on these assumptions your maximum and minimum costs would be:
Maximum Expenses. These examples assume that you select the MAV Death Benefit, the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector Plus Death Benefit. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
*
Note: Certain funds are not available for contracts with living benefit riders and may have higher fund expenses than the associated fund expenses shown here.

	If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state	$12,326	$21,586	$29,927	$50,703	$5,086	$15,244	$25,386	$50,663
Five-year withdrawal charge schedule	11,727	19,741	26,766	53,057	5,387	16,098	26,726	53,017
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state	$12,177	$21,166	$29,262	$49,538	$4,935	$14,816	$24,709	$49,498
Five-year withdrawal charge schedule	11,576	19,314	26,098	51,853	5,236	15,672	26,058	51,813
Minimum Expenses.  These examples assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:

16 Wells Fargo Advantage Select Variable Annuity — Prospectus

	If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state	$9,127	$12,048	$13,704	$18,934	$1,620	$5,025	$8,664	$18,894
Five-year withdrawal charge schedule	8,479	9,954	10,286	22,205	1,927	5,960	10,246	22,165
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state	$8,985	$11,594	$12,905	$17,263	$1,466	$4,554	$7,865	$17,223
Five-year withdrawal charge schedule	8,336	9,505	9,497	20,582	1,773	5,493	9,457	20,542
THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

Wells Fargo Advantage Select Variable Annuity — Prospectus 17

Principal Risks of Investing in the Contract
Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. This contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income mean that this contract is more beneficial to investors with a long-term investment horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the contract. Withdrawals may be subject to a significant withdrawal charge, depending on the option you select.  If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of your investment in a GPA as a result of a negative MVA. A withdrawal may reduce the value of your standard and optional benefits. A total withdrawal (surrender) will result in the termination of your contract.
Subaccount Risk. Amounts that you invest in the subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the subaccounts that you select make money, your contract value goes up, and if they lose money, your contract value goes down. Each subaccount’s performance depends on the performance of its underlying Fund. Each underlying Fund has its own investment risks, and you are exposed to the Fund’s investment risks when you invest in a subaccount. You are responsible for selecting subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. For risks associated with any Fixed Account options, see Financial Strength and Claims-Paying Ability Risk below.
GPA Risk. Each GPA pays an interest rate declared by us when you make an allocation to that account and is fixed for the guarantee period you choose. We will periodically change the declared interest rate for future allocations to these accounts at our discretion based, in part, on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses.
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPA prior to 30 days before the end of the guarantee period. At all other times, and unless an exception applies, we will apply a MVA if you withdraw or transfer contract value from a GPA or you elect an annuity payout plan while you have contract value invested in a GPA. The MVA may be negative, positive or result in no change depending on how the guaranteed interest rate on your GPA compares to the new interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. You bear the risk of loss of principal due to a negative MVA. Partial withdrawals will reduce certain death benefits proportionally based on the percentage of contract value that is withdrawn and if you request a partial withdrawal from the GPAs that will give you the net amount you requested after we apply any applicable MVA and withdrawal charge, a negative MVA will increase the impact of the partial withdrawal on the value of the death benefit.
Selection Risk. The optional benefits under the contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you (if any) may not be elected after your contract is issued. In addition, if you elected an optional benefit and do not use it  and if the contingencies upon which the benefit depend never occur, you will have paid for an optional benefit that did not provide a financial benefit. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.
Investment Restrictions Risk. Certain optional benefits limit the investment options that are available to you and limit your ability to take certain actions under the contract. These investment requirements are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your contract value and the potential growth of your guaranteed benefits. This may conflict with your personal investment objectives.
Managed Volatility Fund Risk. The Portfolio Stabilizer funds are managed volatility funds that employ a strategy designed to reduce overall volatility and downside risk. These risk management techniques help us manage our financial risks associated with the contract’s guarantees, like living and death benefits, because they reduce the incidence of extreme outcomes including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your contract value and the potential growth of your guaranteed benefits and may therefore conflict with your personal investment objectives. Certain Funds advised by our affiliate, Columbia Management, employ such risk management strategies. If you elect certain optional

18 Wells Fargo Advantage Select Variable Annuity — Prospectus

benefits under the contract, we require you to invest in these funds, which may limit your ability to increase your benefit. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility funds.
Purchase Payment Risk. Your ability to make subsequent purchase payments is subject to restrictions. We reserve the right to limit or restrict purchase payments in certain contract years or based on age, and in conjunction with certain optional living and death benefit riders with advance notice. Also, our prior approval may be required before accepting certain purchase payments. We reserve the right to limit certain annuity features (for example, investment options) if prior approval is required. There is no guarantee that you will always be permitted to make purchase payments.
Purchase Payment Credit Risk. The expenses of the Contract may be higher than expenses for a similar contract that does not credit a purchase payment credit. Your purchase payment credits may be more than offset by the higher expenses associated with this Contract. A purchase payment credit may be reversed upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied.
Contract Changes Risk. We reserve the right to make certain changes in the future, subject to applicable law. We reserve the right to (i) limit transfers to the one-year fixed account or (ii) change the percentage allowed to be transferred from the one-year fixed account. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion. We reserve the right to close or restrict approved investment options in our sole discretion. For certain optional living benefits, we also reserve the right to add, remove or modify allocation plans and requirements in our sole discretion.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our general account (including under any Fixed Account option)  are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity Risk. Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•
the corruption or destruction of data;
•
theft, misuse or dissemination of data to the public, including your information we hold; and
•
denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. The risk of cyberattacks may be higher during periods of geopolitical turmoil. There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.
Potential Adverse Tax Consequences. Tax considerations vary by individual facts and circumstances. Tax rules may change without notice. Generally, earnings under your contract are taxed at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59 ½. If you purchase a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral beyond what is provided in that retirement plan. Consult a tax professional.
The Variable Account and the Funds
Variable Account. The variable account was established under Indiana law on July 15, 1987. The variable account, consisting of Subaccounts, is registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.
The variable account meets the definition of a separate account under federal securities laws. Income, gains, and losses credited to or charged against the variable account reflect the variable account’s own investment experience and not the investment experience of RiverSource Life’s other assets. The variable account’s assets are held separately from RiverSource Life’s assets and are not chargeable with liabilities incurred in any other business of RiverSource Life.  RiverSource Life is obligated to pay all amounts promised to contract owners under the contracts. The variable account includes other Subaccounts that are available under contracts that are not described in this prospectus.

Wells Fargo Advantage Select Variable Annuity — Prospectus 19

The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the Subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.
We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.
The Funds: The contract currently offers subaccounts investing in shares of the Funds. Contract value allocated to a Subaccount will vary based on the investment experience of the corresponding Fund in which the Subaccount invests. There is a risk of loss of the entire amount invested. Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance may be found in the Appendix A to this prospectus.
Please read the Funds’ prospectuses carefully for facts you should know before investing. These prospectuses containing more detailed information about the Funds are available by contacting us at 70100 Ameriprise Financial Center, Minneapolis, MN 55474, telephone: 1-800-862-7919, website: Ameriprise.com/variableannuities.
•
Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives.
•
Fund name and management: An underlying Fund in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•
Eligible purchasers: All Funds are available to serve as the underlying investment options for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund Name and Management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate Fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate Funds. Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•
Private label: This contract is a “private label” variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the affiliated funds are generally more profitable for us and our affiliates (see “Revenue we receive from the funds may create conflicts of interest”). These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.
•
Asset allocation programs may impact Fund performance: Asset allocation programs in general may negatively impact the performance of an underlying Fund. Even if you do not participate in an asset allocation program, a Fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a Fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the Fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A Fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the Funds.
•
Funds available under the contract: We seek to provide a broad array of underlying Funds taking into account the fees and charges imposed by each Fund and the contract charges we impose. We select the underlying Funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also

20 Wells Fargo Advantage Select Variable Annuity — Prospectus

make all decisions regarding which Funds to retain in a contract, which Funds to add to a contract and which Funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to Fund performance, Fund expenses, classes of Fund shares available, size of the Fund and investment objectives and investing style of the Fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other Funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a Fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the Fund and support of marketing and distribution expenses incurred with respect to the Fund.
•
Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.
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Conflicts of Interest with Certain Funds Advised by Columbia Management. We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several funds of funds, including Portfolio Navigator and Portfolio Stabilizer funds. As such, it retains full discretion over the investment activities and investment decisions of the Funds. These Funds invest in other registered mutual funds. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund.
•
Revenue we receive from the Funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a Fund, the Fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the Fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the Funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the Fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the Funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the Funds we make available due to contract owner elections to allocate purchase payments to the Funds through the subaccounts. In addition, the Funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the Funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest. The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated Funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated Funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated Funds comprises the greatest amount and percentage of revenue we derive from payments made by the Funds.

Wells Fargo Advantage Select Variable Annuity — Prospectus 21

The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the Funds through this and other contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including, but not limited to expense payments and non-cash compensation, for various purposes:
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Compensating, training and educating investment professionals who sell the contracts.
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Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.
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Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the Funds available under the contracts to contract owners, authorized selling firms and investment professionals.
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Providing sub-transfer agency and shareholder servicing to contract owners.
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Promoting, including and/or retaining the Fund’s investment portfolios as underlying investment options in the contracts.
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Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
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Furnishing personal services to contract owners, including education of contract owners regarding the Funds, answering routine inquiries regarding a Fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
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Subaccounting services, transaction processing, recordkeeping and administration.
•
Sources of revenue received from affiliated Funds: The affiliated Funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated Funds, or from the Funds’ affiliates, may include, but are not necessarily limited to, the following:
•
Assets of the Fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
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Compensation paid out of 12b-1 fees that are deducted from Fund assets.
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Sources of revenue received from unaffiliated Funds: The unaffiliated Funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated Funds, or the Funds’ affiliates, may include, but are not necessarily limited to, the following:
•
Assets of the Fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We receive this revenue in the form of a cash payment.
•
Compensation paid out of 12b-1 fees that are deducted from Fund assets.
The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs)
The “Nonunitized” separate account: We hold amounts You allocate to the GPAs in a “nonunitized” separate account, which is maintained by Us and segregated from Our general assets and the Variable Account. This separate account provides an additional measure of assurance that We will make full payment of amounts due under the GPAs. Unlike the Variable Account (i.e., a unitized separate account), which has subaccounts and accumulation units, We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to Your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. See “The General Account” for more information.
The GPAs: The contract currently offers GPAs that earn fixed interest during guarantee periods. The available guarantee periods may vary by state. The GPAs may not be available for contracts in some states.
Currently, unless you have elected one of the optional living benefit riders, you may allocate purchase payments and purchase payment credits to one or more of the GPAs. The required minimum investment in each GPA is $1,000. Information regarding each GPA, including (i) its name, and (ii) its term may be found in Appendix A to this prospectus.
These accounts are not offered after annuity payouts begin.

22 Wells Fargo Advantage Select Variable Annuity — Prospectus

Each GPA pays an interest rate that is declared at the time of your allocation to that account. Interest is credited daily. That interest rate is fixed for the guarantee period that you chose. We may periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on any Contract Value already allocated to a GPA. The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion. These rates generally will be based on factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses. Contact our Service Center at the number listed on the cover page of this prospectus for current interest rates.
A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. We will not apply an MVA to Contract Value you transfer or withdraw out of the GPAs during the 30-day period ending on the last day of the guarantee period. For more information about the MVA, see “Charges and Adjustments – Adjustments – Market Value Adjustments.”
During the 30 day window, which precedes the end of your GPA investment’s guarantee period, you may elect one of the following options: (i) reinvest the Contract Value in a new GPA with the same guarantee period; (ii) transfer the Contract Value to a GPA with a different guarantee period; (iii) transfer the Contract Value to any of the subaccounts or the one-year fixed account, or withdraw the Contract Value (subject to applicable withdrawal and transfer provisions). We will send you a letter prior to the end of your guarantee period that lists the available GPAs or you can contact our Service Center at the number listed on the cover page of this prospectus for the GPAs currently available to you. If we do not receive any instructions by the end of your guarantee period, we will automatically transfer the Contract Value into the shortest GPA term offered in your state.

Wells Fargo Advantage Select Variable Annuity — Prospectus 23

The General Account
The general account includes all assets owned by RiverSource Life, other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your contract including any optional benefits offered under the contract. These guarantees are subject to the claims-paying ability and financial strength of RiverSource Life. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of annuities and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is supported by our general account that we make available under the contract.
The Fixed Account
Amounts allocated to the fixed account are part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time at our discretion. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state and contract issue year, but it will be shown on your Contract Data page and will not be lower than the minimum allowed under the state law. Information regarding each fixed account option, including (i) its name, (ii) its term, and (iii) its historical minimum guaranteed interest rates may be found in Appendix A to this prospectus.
We back the principal and interest guarantees relating to the fixed account. These guarantees are subject to the creditworthiness and continued claims-paying ability of RiverSource Life.
Because of exemptive and exclusionary provisions, we have not registered interests in the fixed account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in the fixed account are subject to the provisions of these Acts.
The fixed account has not been registered with the SEC. Disclosures regarding the fixed account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
The One-Year Fixed Account
Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see “Making the Most of Your Contract – Transfer Policies”).
DCA Fixed Account
(Applies to contracts with applications signed on or after May 1, 2006 and if available in your state)
You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.
You may allocate your entire purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.
In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The first DCA monthly transfer occurs one day after we receive your payment.
The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account. When you allocate a purchase payment to the DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366

24 Wells Fargo Advantage Select Variable Annuity — Prospectus

in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the DCA fixed account at promotional rates that are higher than those we credit to the one-year fixed account. We reserve the right to declare different annual effective rates:
•
for the DCA fixed account and the one-year fixed account;
•
for the DCA fixed accounts with terms of differing length;
•
for amounts in the DCA fixed account that are transferred to the one-year fixed account;
•
for amounts in the DCA fixed account that are transferred to the GPAs;
•
for amounts in the DCA fixed account that are transferred to the subaccounts.
Alternatively, you may allocate your purchase payment to any combination of the following which equals one hundred percent of the amount you invest:
•
the DCA fixed account for a six month term;
•
the DCA fixed account for a twelve month term;
•
the Portfolio Stabilizer or Portfolio Navigator fund, if you have one of the optional living benefit riders;
•
unless you have elected one of the optional living benefit riders, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.
If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:
•
to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;
•
to the Portfolio Stabilizer or Portfolio Navigator fund, if you have one of the optional living benefit riders;
•
unless you have elected one of the optional living benefit riders, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.
If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.
If you participate in a PN program, and you change to a different PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected PN program investment option.
If your contract permits, and you discontinue your participation in a PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see “Making the Most of Your Contract – Transfer Policies”).
You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the PN program investment option in effect, or if no PN program investment option is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see “Making the Most of Your Contract – Transfer Policies”).
Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see “Making the Most of your Contract – Automated Dollar-Cost Averaging.”
Buying Your Contract
New contracts as described in this prospectus are not currently being offered. Information about applying for the contract and issuing the contract is provided for informational purposes only.

Wells Fargo Advantage Select Variable Annuity — Prospectus 25

We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)
When you applied, you could have selected (if available in your state):
•
GPAs, the one-year fixed account, the DCA fixed account (if part of your contract) and/or subaccounts in which you want to invest;
•
how you want to make purchase payments;
•
the length of the withdrawal charge schedule (5 or 7 years);
•
a beneficiary;
•
the optional PN program(1); and
•
one of the following Death Benefits:
–
ROP Death Benefit;
–
MAV Death Benefit;
–
5% Accumulation Death Benefit(2); or
–
Enhanced Death Benefit(2).
In addition, you could have also selected (if available in your state):
Either one of the following Optional Living Benefits:
•
Accumulation Protector Benefit rider
•
Guarantor Withdrawal Benefit for Life rider
•
Guarantor Withdrawal Benefit rider
•
Income Assurer Benefit – MAV rider
•
Income Assurer Benefit – 5% Accumulation Benefit Base rider
•
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base rider
Either of the following Optional Death Benefits:
•
Benefit Protector Death Benefit rider(3)
•
Benefit Protector Plus Death Benefit rider(3)
(1)
There is no additional charge for this feature.
(2)
The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector and Benefit Protector Plus Death Benefit riders.
(3)
Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.
The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account (if part of your contract) and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.
We will credit additional eligible purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our Service Center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our Service Center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.
You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.
In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

26 Wells Fargo Advantage Select Variable Annuity — Prospectus

Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Contract Exchanges
You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Generally, you can exchange one annuity for another or for a qualified long-term care insurance policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (IRS) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on the new contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period may begin when you exchange into the new contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for the new contract or buy the new contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes – 1035 Exchanges.”)
The Retirement Date
Annuity payouts begin on the retirement date. This means that the contract will be annuitized or converted to a stream of monthly payments. If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. You will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we processed your application, we established the retirement date to be the maximum age then in effect (or contract anniversary if applicable). Unless otherwise elected by you, all retirement dates are now automatically set to the maximum age of 95 now in effect. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.
The retirement date must be:
•
no earlier than the 30th day after the contract’s effective date; and no later than
•
the annuitant’s 95th birthday or the tenth contract anniversary, if later,
•
or such other date as agreed to by us but not later than the owner’s 105th birthday.
Six months prior to your retirement start date, we will contact you with your options including the option to postpone your retirement start date to a future date. You can choose to delay the retirement start date of your contract to a date beyond age 95, to the extent allowed by applicable state law and tax laws.
If you do not make an election, annuity payouts using the contract’s default option of annuity payout Plan B – Life with 10 years certain will begin on the retirement start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, we will continue to make payments until 10 years of payments have been made.
Generally, if you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your retirement start date, your contract will not be automatically annuitized (subject to state requirements). However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.
Beneficiary
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)

Wells Fargo Advantage Select Variable Annuity — Prospectus 27

Purchase Payments
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.
Minimum initial purchase payment
$10,000
Minimum additional purchase payments
$50 for SIPs
$100 for all other payment types
Maximum total purchase payments*
$1,000,000
*
This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code’s limits on annual contributions also apply. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.
Effective Jan. 26, 2009, no additional purchase payments are allowed for contracts with the Guarantor Withdrawal Benefit rider, Enhanced Guarantor Withdrawal Benefit rider, or Guarantor Withdrawal Benefit for Life rider subject to state restrictions.
For contracts issued in all states except those listed below certain exceptions apply and the following additional purchase payments will be allowed on/after Jan. 26, 2009:
a.
Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.
b.
Prior and current tax year contributions up to the annual limit set up by the IRS for any Qualified Accounts except TSAs and 401(a)s. This annual limit applies to IRAs, Roth IRAs, and SEP plans.
For contracts issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract will be limited to $100,000 for the life of your contract. The limit does not apply to Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.
We reserve the right to change these current rules at any time, subject to state restrictions.
How to Make Purchase Payments

1 Electronically and By SIP
Contact your investment professional to move money electronically or to complete the necessary SIP paperwork.

2 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Purchase Payment Credits
Purchase payment credits are not available for:
•
contracts with a five-year withdrawal charge schedule.
•
contracts with a seven-year withdrawal charge schedule with applications signed on or after May 1, 2006, in most states. Ask your investment professional whether purchase payment credits are available under your contract.
All other contracts will receive a purchase payment credit on any purchase payment made to the contract. We apply a credit to your contract of 1% of your current purchase payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.
We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

28 Wells Fargo Advantage Select Variable Annuity — Prospectus

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit payment under this contract; or (2) a request for withdrawal charge waiver due to “Contingent events” (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge – Contingent events”), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.
Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.
This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.
Limitations on Use of Contract
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.
Charges and Adjustments
Transaction Expenses
Withdrawal Charge
If You withdraw all or part of Your contract value before annuity payouts begin, We may deduct a withdrawal charge from the contract value that is withdrawn. The withdrawal charge helps Us cover sales and distribution expenses. As described below, a withdrawal charge applies to each purchase payment You make. The withdrawal charge lasts for 7 years or 5 years from Our receipt of each purchase payment, depending on which withdrawal charge schedule You select when You purchase the contract (see “Fee Table and Examples”).
You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:
Contracts without Guarantor Withdrawal Benefit for Life rider or Guarantor Withdrawal Benefit rider
The TFA is the greater of:
•
10% of the contract value on the prior contract anniversary(1); or
•
current contract earnings.
Contracts with Guarantor Withdrawal Benefit for Life rider
The TFA is the greatest of:
•
10% of the contract value on the prior contract anniversary(1);
•
current contract earnings; or
•
the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.
Contracts with Guarantor Withdrawal Benefit rider
The TFA is the greatest of:
•
10% of the contract value on the prior contract anniversary(1);
•
current contract earnings; or
•
the Remaining Benefit Payment.
(1)
We consider your initial purchase payment to be the prior contract anniversary’s contract value during the first contract year.

Wells Fargo Advantage Select Variable Annuity — Prospectus 29

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.
A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:
1.
We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.
2.
We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this “first-in, first-out” rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.
Example: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (The withdrawal charge percentages for the 5-Year and 7-Year withdrawal charge schedule are shown in a table in the “Fee Table and Examples” above.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.
We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see “Fee Table and Examples”), and then adding the total withdrawal charges.
For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the guarantee period accounts may also be subject to a market value adjustment (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request.
The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.
For an example, see “Charges and Adjustments – Adjustments – Market Value Adjustments”.
Waiver of withdrawal charges
We do not assess withdrawal charges for:
•
withdrawals of any contract earnings;
•
withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;
•
if you elected the  Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, the greater of your contract’s Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;
•
if you elected the Guarantor Withdrawal Benefit rider, your contract’s Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;
•
required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;
•
contracts settled using an annuity payout plan (Exception: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge. )
•
withdrawals made as a result of one of the “Contingent events”* described below to the extent permitted by state law; and
•
death benefits*.
*
However, we will reverse purchase payment credits credited within 12 months of a withdrawal under this provision. (See “Buying Your Contract — Purchase Payment Credits.”)
Contingent events
•
Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

30 Wells Fargo Advantage Select Variable Annuity — Prospectus

•
To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician’s statement. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.
Liquidation charge under Annuity Payout Plan E – Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to withdraw those payments. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The liquidation charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate.
Fixed Payouts: Withdrawal charge for Fixed Annuity Payout Plan E – Payouts for a specified period: If you are receiving annuity payments under this annuity payout plan, you can choose to take a withdrawal and a withdrawal charge may apply.
A withdrawal charge will be assessed against the present value of any remaining guaranteed payouts withdrawn. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) the annual effective interest rate and periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you have withdrawn, the present value determined will be multiplied by the withdrawal charge percentage in the table below and deducted from the present value to determine the net present value you will receive.
Number of Completed Years Since Annuitization	Withdrawal charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit withdrawals in the first year after annuitization.
We will provide a quoted present value (which includes the deduction of any withdrawal charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following withdrawal will be reduced to zero.
Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.
Annual Contract Expenses
Base Contract Expenses
Base Contract Expenses consist of the contract administrative charge and mortality and expense risk fee.
Contract Administrative Charge
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.
We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.
If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

Wells Fargo Advantage Select Variable Annuity — Prospectus 31

Variable Account Administrative Charge
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.
Mortality and Expense Risk Fee
We charge these fees daily to the subaccounts as a percentage of the daily contract value in the variable account. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. The fees listed below are the current fees and they cannot be changed.
The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.
Seven-year withdrawal charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state	Qualified annuities	Nonqualified annuities
ROP Death Benefit	0.90%	1.05%
MAV Death Benefit	1.10	1.25
5% Accumulation Death Benefit	1.25	1.40
Enhanced Death Benefit	1.30	1.45
Seven-year withdrawal charge schedule for all other contracts
ROP Death Benefit	1.00%	1.15%
MAV Death Benefit	1.20	1.35
5% Accumulation Death Benefit	1.35	1.50
Enhanced Death Benefit	1.40	1.55
Five-year withdrawal charge schedule
ROP Death Benefit	1.20%	1.35%
MAV Death Benefit	1.40	1.55
5% Accumulation Death Benefit	1.55	1.70
Enhanced Death Benefit	1.60	1.75
Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.
Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.
The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•
first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
•
then, if necessary, the funds redeem shares to cover any remaining fees payable.
We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.
Adjustments
Market Value Adjustments
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period. At all other times, and unless one of the exceptions described below applies, we will apply an MVA if you make certain transactions while you have contract value invested in a GPA. The following transactions when applied to a GPA, which we refer to as "early withdrawals," are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception

32 Wells Fargo Advantage Select Variable Annuity — Prospectus

applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
For the Current Contract, no MVA will apply to:
•
amounts surrendered under contract provisions that waive surrender charges for Hospital or Nursing Home Confinement and Terminal Illness Disability Diagnosis;
•
amounts transferred automatically under the PN program; and
•
amounts deducted for fees and charges.
For the Original Contract, no MVA will apply to:
•
 transfers from a one-year GPA occurring under an automated dollar-cost averaging program or interest sweep strategy;
•
 automatic rebalancing under any PN program model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new PN program investment option;
•
 amounts applied to an annuity payout plan while a PN program model portfolio containing one or more GPAs is in effect; and
•
 amounts deducted for fees and charges.
The application of an MVA may result in either a gain or loss. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. Under certain death benefits, the value of the death benefit is reduced proportionally when you take a partial withdrawal based on the percentage of contract value that is withdrawn. If you request a partial withdrawal from the GPAs that will give you the net amount you requested after we apply any applicable MVA and withdrawal charge, the MVA could increase or decrease the percentage of contract value that is withdrawn. In these circumstances, a negative MVA would increase the impact of a partial withdrawal on the value of the death benefit.
When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The MVA is sensitive to changes in current interest rates. The MVA, which can be zero, positive or negative, reflects the relationship between the guaranteed interest rate that applies to the GPA from which you are taking an early withdrawal and the interest rate we are then currently crediting on new GPAs that mature at the same time. The magnitude of any applicable MVA will depend on the difference in these current guaranteed interest rates at the time of the early withdrawal corresponding to the time remaining in your guarantee period and your guaranteed interest rate. If interest rates have increased, the MVA will generally be negative and the early withdrawal amount will be less; if interest rates have decreased, the MVA will generally be positive and the early withdrawal amount will be increased. This is summarized in the following table:
If your GPA rate is:	The MVA is:
Less than the new GPA rate + 0.10%	Negative
Equal to the new GPA rate + 0.10%	Zero
Greater than the new GPA rate + 0.10%	Positive

The precise MVA formula we apply is as follows:
Early withdrawal amount	×	[	(1 + i	)	(n/12)	–1	]	=	MVA
1 + j + .001

Where i	=	rate earned in the GPA from which amounts are being transferred or withdrawn.
j	=	current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).
n	=	number of months remaining in the current Guarantee Period (rounded up to the next month).
Withdrawal charges and other charges applicable to your contract and optional benefit riders you have elected may also apply to an early withdrawal. As noted above, we do not apply MVAs to the amounts we deduct for fees and charges, including withdrawal charges. We will deduct any applicable withdrawal charge from your early withdrawal after applying the MVA. Please note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.
Contact our Service Center at the number listed on the cover page of this prospectus for a quote of the impact an early withdrawal would have on your contract value. Values fluctuate daily and the actual MVA applied at the time an early withdrawal is processed may be more or less than the values quoted at the time of your call. Additional information about MVAs, including MVA examples, is located in the Statement of Additional Information (“SAI”).

Wells Fargo Advantage Select Variable Annuity — Prospectus 33

The MVA is intended to protect us from losses on the investments we hold to support our guaranteed interest rates when we must pay out amounts that are removed from the GPAs early.
Optional Benefit Charges
Optional Living Benefit Charges
Accumulation Protector Benefit Rider Fee
We deduct an annual charge from your contract value on your contract anniversary for this optional benefit only if you select it. The charge is percentage of the greater of your contract value or the minimum contract accumulation value. See table below for the applicable percentage. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge.
The Accumulation Protector Benefit rider fee will not exceed a maximum of 1.75%.
We may increase the rider fee at our discretion and on a nondiscriminatory basis.
We will not change the Accumulation Protector Benefit rider fee in effect on your contract after the rider effective date unless:
(a)
you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or
(b)
you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee.
We exercised our right to increase the rider fee upon elective step up or elective spousal continuation step up and vary the fee depending on whether your contract value is invested in one of the Portfolio Navigator or Portfolio Stabilizer funds at the time of the elective step up or spousal continuation step up. You will pay the fee that is in effect on the valuation date we receive your written request to step up. Currently, we waive our right to increase the fee for investment option changes. There is no assurance that we will not exercise our right in the future.
If you request an elective step up or the elective spousal continuation step up, the fee that will apply to your rider will correspond to the fund in which you are invested at that time, as shown in the table below.
Accumulation Protector Benefit® rider fee	Maximum annual rider fee	Initial annual rider fee and annual rider fee for elective step-ups before 04/29/2013
	1.75%	0.55%
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)
Current annual rider fees for elective step-up (including elective spousal continuation step-up) requests on/after 04/29/2013 are shown in the table below.
Elective step up date:	If invested in Portfolio Navigator fund at the time of step-up:	If invested in Portfolio Stabilizer fund at the time of step-up:
04/29/2013 – 11/17/2013	1.75%	n/a
11/18/2013 – 10/17/2014	1.75%	1.30%
10/18/2014 – 06/30/2016	1.60%	1.00%
07/01/2016 – 10/15/2018	1.75%	1.30%
10/16/2018 – 12/29/2019	1.40%	1.00%
12/30/2019 – 07/20/2020	1.55%	1.15%
07/21/2020 and later	1.75%	1.75%
If your annual rider fee changes during the contract year, on the next contract anniversary we will calculate an average rider fee that reflects the various fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

34 Wells Fargo Advantage Select Variable Annuity — Prospectus

Subject to the terms of your contract, we reserve the right to further increase the rider fees to the maximum limit provided by your rider and to vary the rider fees based on the fund you select.
The automatic step up option available under your rider will not impact your rider fee.
Please see the “Optional Living Benefits — Accumulation Protector Benefit Rider” section for a full description and rules applicable to elective and automatic step up options under your rider.
The charge does not apply after annuity payouts begin.
Guarantor Withdrawal Benefit for Life Rider Fee
We deduct an annual charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. The initial fee is 0.65%. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.
The Guarantor Withdrawal Benefit for Life rider charge will not exceed a maximum fee of 1.50%.
We may increase the rider fee at our discretion and on a nondiscriminatory basis.
We will not change the Guarantor Withdrawal Benefit for Life rider fee in effect on your contract after the rider effective date unless:
(a)
you choose the annual elective step up or the elective spousal continuation step up after we have exercised our rights to increase the rider fee; or
(b)
you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.
Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested. Beginning Dec. 18, 2013, if you:
•
request an elective step up or the elective spousal continuation step up, or
•
move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to, the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.
If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.
Fund name	Maximum annual rider fee	Current annual rider fee as of 12/18/13
Portfolio Stabilizer funds	1.50%	0.65%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	1.50%	0.95%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.50%	1.10%
On your next contract anniversary, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:
1.
Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.
2.
Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.
3.
Do not elect a step up, if eligible. You will not lock in contract gains, but your rider fee will stay the same.

Wells Fargo Advantage Select Variable Annuity — Prospectus 35

During the 30 days following your contract anniversary, if your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:
1.
to a Portfolio Stabilizer fund;
2.
to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or
3.
to a more aggressive Portfolio Navigator fund.
The step up and lock in of any contract gains will occur as of the date of the transfer described above.
Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.
We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. If you are subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election if eligible. You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. The step up and new fee will be effective on the date we receive your request for the step up (Step up date).
For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:
1.
the duration of your window is determined on a calendar day basis;
2.
under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and
3.
if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.
Each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.
Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.
Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.
If you choose the elective step up, the elective spousal continuation step up, or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your investment option. On the next contract anniversary, we will calculate an average fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The charge does not apply after annuity payouts begin.
For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix G.
Guarantor Withdrawal Benefit Rider Fee
This fee information applies to both Rider A and Rider B unless otherwise noted.
We deduct an annual charge based on contract value for this optional feature only if you select it. The initial fee is 0.55%. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

36 Wells Fargo Advantage Select Variable Annuity — Prospectus

The Guarantor Withdrawal Benefit rider fee will not exceed a maximum charge of 1.50%.
We may increase the rider fee at our discretion and on a nondiscriminatory basis.
We will not change the Guarantor Withdrawal Benefit rider fee in effect on your contract after the rider effective date unless:
(a)
you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or
(b)
you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.
Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested.
Beginning Dec. 18, 2013, if you:
•
request an elective step up or the elective spousal continuation step up, or
•
move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to, the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.
If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.
Fund name	Maximum annual rider fee	Current annual rider fee as of 12/18/13
Portfolio Stabilizer funds	1.50%	0.55%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	1.50%	0.85%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.50%	1.00%
On your next contract anniversary after, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:
1.
Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.
2.
Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.
3.
Do not elect a step up, if eligible. You will not lock in contract gains, but your rider fee will stay the same.
For the enhanced rider, if during the 30 days following your contract anniversary, your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:
1.
to a Portfolio Stabilizer fund;
2.
to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or
3.
to a more aggressive Portfolio Navigator fund.
For original riders, you must always elect to step up your rider values. The step up and lock in of any contract gains will occur as of the date of the transfer described above.
Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.
We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. For original riders or enhanced riders subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election if eligible. You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. For enhanced riders and original riders with an application signed date on or after 4/29/2005, if approved in your state, the step up and new fee will be effective on the date we receive your

Wells Fargo Advantage Select Variable Annuity — Prospectus 37

request for the step up (Step up date). For original riders with an application signed date before 4/29/2005, the step up will be effective as of your contract anniversary and the fee for your rider will be the fee that was in effect for your current fund on the anniversary.
For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:
1.
the duration of your window is determined on a calendar day basis;
2.
under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and
3.
if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.
Under the enhanced rider, each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.
Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.
Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.
If you choose the annual or spousal continuation elective step up or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the effective date of your step up or investment option change. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The charge does not apply after annuity payouts begin.
For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix J.
Income Assurer Benefit Rider Fee
We deduct a charge for this optional feature only if you selected it. We determine the charge by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see “Optional Benefits – Income Assurer Benefit Riders”) and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:
	Maximum	Current
Income Assurer Benefit – MAV	1.50%	0.30%(1)
Income Assurer Benefit – 5% Accumulation Benefit Base	1.75	0.60 (1)
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base	2.00	0.65 (1)
(1)
For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit – MAV – 0.55%, Income Assurer Benefit – 5% Accumulation Benefit Base – 0.70%; and Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base – 0.75%.
We deduct the charge from the contract value on your contract anniversary. We prorate this charge among the GPAs , the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.
Currently the Income Assurer Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program investment option but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit charge after the rider effective date, unless you change your PN program investment option after we have exercised our rights to increase the fee and/or charge a separate fee for each PN program investment option. If you choose to change your PN program investment option after we have exercised our rights to increase the rider fee, you will pay the fee that is in effect on the valuation date we receive your written request to change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
For an example of how each Income Assurer Benefit rider fee is calculated, see Appendix K.

38 Wells Fargo Advantage Select Variable Annuity — Prospectus

Optional Death Benefit Charges
Benefit Protector Death Benefit Rider Fee
We deduct a charge for the optional feature only if you select it. The current annual fee is 0.25% of your contract value on each contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.
Benefit Protector Plus Death Benefit Rider Fee
We charge a fee for the optional feature only if you select it. The current annual fee is 0.40% of your contract value on each contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.
Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds.
Premium Taxes
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.
Valuing Your Investment
We value your accounts as follows:
GPAs
We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:
•
the sum of your purchase payments and transfer amounts allocated to the GPAs;
•
plus any purchase payment credits allocated to the GPAs;
•
plus interest credited;
•
minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;
•
minus any prorated portion of the contract administrative charge; and
•
minus the prorated portion of the fee for any of the following optional benefits you have selected:
–
Accumulation Protector Benefit rider;
–
Guarantor Withdrawal Benefit for Life rider;
–
Guarantor Withdrawal Benefit rider;
–
Income Assurer Benefit rider;
–
Benefit Protector rider; or
–
Benefit Protector Plus rider.
The Fixed Account
The fixed account includes the one-year fixed account and the DCA fixed account.
We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

Wells Fargo Advantage Select Variable Annuity — Prospectus 39

•
the sum of your purchase payments and purchase payment credits allocated to the one-year fixed account and the DCA fixed account (if included), and transfer amounts to the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);
•
plus interest credited;
•
minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;
•
minus any prorated portion of the contract administrative charge; and
•
minus the prorated portion of the fee for any of the following optional benefits you have selected:
–
Accumulation Protector Benefit rider;
–
Guarantor Withdrawal Benefit for Life rider;
–
Guarantor Withdrawal Benefit rider;
–
Income Assurer Benefit rider;
–
Benefit Protector rider; or
–
Benefit Protector Plus rider.
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).
The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.
Here is how we calculate accumulation unit values:
Number of units: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.
Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•
adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
•
dividing that sum by the previous adjusted net asset value per share; and
•
subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.
Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.
Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value.
The number of accumulation units you own may fluctuate due to:
•
additional purchase payments you allocate to the subaccounts;
•
any purchase payment credits allocated to the subaccounts;
•
transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);
•
partial withdrawals;
•
withdrawal charges;
and the deduction of a prorated portion of:
•
the contract administrative charge; and
•
the fee for any of the following optional benefits you have selected:
–
Accumulation Protector Benefit rider;

40 Wells Fargo Advantage Select Variable Annuity — Prospectus

–
Guarantor Withdrawal Benefit for Life rider;
–
Guarantor Withdrawal Benefit rider;
–
Income Assurer Benefit rider;
–
Benefit Protector rider; or
–
Benefit Protector Plus rider.
Accumulation unit values will fluctuate due to:
•
changes in fund net asset value;
•
fund dividends distributed to the subaccounts;
•
fund capital gains or losses;
•
fund operating expenses; and
•
mortality and expense risk fee and the variable account administrative charge.
Making the Most of Your Contract
Automated Dollar-Cost Averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year GPA or one-year fixed account to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year GPA or one-year fixed account into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year GPA or one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		Jun	100	18	5.56
		Jul	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.
Dollar-cost averaging as described in this section is not available when the PN program is in effect.
However, subject to certain restrictions, dollar-cost averaging is available through the DCA fixed account. See the “DCA Fixed Account” and “Portfolio Navigator Program and Portfolio Stabilizer Funds” sections in this prospectus for details.

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Asset Rebalancing
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.
Different rules apply to asset rebalancing under the PN program (see “Portfolio Navigator Program and Portfolio Stabilizer Funds” below).
As long as you are not participating in the PN program, asset rebalancing is available for use with the DCA fixed account (see “DCA Fixed Account”) only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.
Asset Allocation Program
For contracts with applications signed before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the PN program under the terms of the rider.
This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.
Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.
Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.
Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:
•
no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and
•
no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see “Charges and Adjustments – Adjustments – Market Value Adjustments”).
Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.
If permitted under applicable securities law, we reserve the right to:
•
reallocate your current model portfolio to an updated version of your current model portfolio; or

42 Wells Fargo Advantage Select Variable Annuity — Prospectus

•
substitute a fund of funds for your current model portfolio.
We also reserve the right to discontinue the asset allocation program. We will give you 30 days’ written notice of any such change.
If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.
Required Use of Asset Allocation Program with Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider
If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you may not discontinue your participation in the asset allocation program unless permitted by the terms of the rider as summarized below:
•
Accumulation Protector Benefit rider: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period as does the requirement that you participate in the asset allocation program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. Therefore, you should not select the Accumulation Protector Benefit rider if you do not intend to continue participating in one of the model portfolios until the end of the waiting period.
•
Guarantor Withdrawal Benefit rider: Because the Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. Therefore, you should not select the Guarantor Withdrawal Benefit rider if you do not intend to continue participating in one of the model portfolios for the life of the contract.
•
Income Assurer Benefit rider: You can terminate the Income Assurer Benefit rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit rider is in effect, your contract value must be invested in one of the model portfolios. Therefore, you should not select the Income Assurer Benefit rider if you do not intend to continue participating in one of the model portfolios during the period of time the Income Assurer Benefit rider is in effect.
Portfolio Navigator Program (PN program) and Portfolio Stabilizer Funds
PN Program. You are required to participate in the PN program if your contract includes optional living benefit riders. Under the PN program, your contract value is allocated to a PN program investment. The PN program investment options are currently five funds of funds, each of which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds’ investment objective (“Portfolio Navigator funds”). The PN program is available for both nonqualified and qualified annuities.
The Portfolio Navigator funds. We offer the following Portfolio Navigator funds:
1.
Variable Portfolio – Aggressive Portfolio
2.
Variable Portfolio – Moderately Aggressive Portfolio
3.
Variable Portfolio – Moderate Portfolio
4.
Variable Portfolio – Moderately Conservative Portfolio
5.
Variable Portfolio – Conservative Portfolio
Each Portfolio Navigator fund is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk, which it seeks to achieve by investing in various underlying funds.
For additional information about the Portfolio Navigator funds’ investment strategies, see the Funds’ prospectus.
If your contract does not include one of the living benefit riders, you may not participate in the PN program, but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds.
Beginning November 18, 2013, if you have selected Guarantor Withdrawal Benefit for Life riders, Guarantor Withdrawal Benefit rider or Accumulation Protector Benefit rider, as an alternative to the Portfolio Navigator funds in the PN program, we have made available to you four new funds, known as Portfolio Stabilizer funds.
The Portfolio Stabilizer funds. The following Portfolio Stabilizer funds currently available are:
1.
Variable Portfolio – Managed Volatility Conservative Fund (Class 2)

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2.
Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
3.
Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
4.
Variable Portfolio – Managed Volatility Growth Fund (Class 2)
Each Portfolio Stabilizer fund has an investment objective of pursuing total return while seeking to manage the Fund’s exposure to equity market volatility.
For additional information about the Portfolio Stabilizer funds’ investment strategies, see the Funds’ prospectuses.
You may choose to remain invested in your current Portfolio Navigator fund, move to a different Portfolio Navigator fund, or move to a Portfolio Stabilizer fund. Your decision should be made based on your own individual investment objectives and financial situation and in consultation with your investment professional.
Please note that if you are currently invested in a Portfolio Navigator fund as part of the PN program and choose to reallocate your contract value to a Portfolio Stabilizer fund, you will no longer have access to any of the Portfolio Navigator funds, but you may change to any one of the other Portfolio Stabilizer funds, subject to the transfer limits applicable to your rider.
If your contract does not include the living benefit riders, you may not participate in the PN program; but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds. You should review any PN program, Portfolio Navigator funds and Portfolio Stabilizer funds information, including the funds’ prospectus, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program, Portfolio Navigator funds and Portfolio Stabilizer funds.
The PN program static model portfolios. If you have chosen to remain invested in a “static” PN program model portfolio investment option, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any updates to the model portfolio or reallocation recommendations. (The last such reallocation recommendation was provided in 2009.) Each model portfolio consists of underlying funds and/or any GPAs (if included) according to the allocation percentages stated for the model portfolio. If you are participating in the PN program through a model portfolio, you instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.
Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:
•
no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a fund of funds);
•
no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See “Charges and Adjustments – Adjustments – Market Value Adjustments.”)
If you choose to remain in a static model portfolio, the investments and investment styles and policies of the underlying funds in which your contract value is invested may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs, even though your allocations to underlying funds do not change. Furthermore, the absence of periodic updating means that existing underlying funds will not be replaced as may be appropriate due to poor performance, changes in management personnel, liquidation, merger or other factors. Your investment professional can help you determine whether your continued investment in a static model portfolio is appropriate for you.
Investing in the Portfolio Stabilizer funds, the Portfolio Navigator funds and PN static model portfolios (the Funds). You are responsible for determining which investment option is best for you. Currently, the PN program includes five Portfolio Navigator funds (and under the previous PN program, five static model portfolios investment options), with risk profiles ranging from conservative to aggressive in relation to one another. There are four Portfolio Stabilizer funds currently available. If your contract includes a living benefit rider you may only invest in one Portfolio Stabilizer or Portfolio Navigator fund at a time. Your investment professional can help you determine which investment option most closely matches your investing style, based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. There is no guarantee that the investment option you select is appropriate for you based on your investment objectives and/or risk profile. We and Columbia Management are not responsible for your decision to select a certain investment option or your decision to transfer to a different investment option.
If you initially allocate qualifying purchase payments to the DCA fixed account , when available (see “DCA Fixed Account”), and you are invested in one of the Portfolio Stabilizer or Portfolio Navigator funds, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the investment option or model portfolio you have chosen.
Before you decide to transfer contract value to the Portfolio Stabilizer funds, you and your investment professional should carefully consider the following:
•
Whether the Portfolio Stabilizer funds meet your personal investment objectives and/or risk tolerance.

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•
Whether you would like to continue to invest in a Portfolio Navigator fund. If you decide to transfer your contract value to a Portfolio Stabilizer fund, you permanently lose your ability to invest in any of the Portfolio Navigator funds if you have a living benefit rider. If you decide to no longer invest your contract value in the Portfolio Stabilizer funds, your only option will be to terminate your contract by requesting a full surrender. Withdrawal charges and tax penalties may apply.
•
Whether the total expenses associated with an investment in a Portfolio Stabilizer fund is appropriate for you. For total expenses associated with the rider, you should consider not only the variation of the rider fee, but also the variation in fees among the various funds. You should also consider your overall investment objective, as well as how total fees and your selected fund’s investment objective may impact the amount of any step up opportunities in the future.
You may request a change to your Fund selection (or a transfer from your PN program static model portfolio to either a Portfolio Navigator fund or a Portfolio Stabilizer fund) up to two times per contract year by written request on an authorized form or by another method agreed to by us. If you make such a change, we may charge you a higher fee for your rider. However, an initial transfer from a Portfolio Navigator fund to a Portfolio Stabilizer fund will not count toward the limit of two transfers per year. If your contract includes the GWB for Life rider, we reserve the right to limit the number of investment options from which you can select, subject to state restrictions. If you decide to annuitize your contract, your rider will terminate and you will no longer have access to the Portfolio Stabilizer funds. If your living benefit rider is terminated, you may remain invested in the Portfolio Stabilizer funds, but you will not be allowed to allocate future purchase payments or make transfers to these funds.
Substitution and modification. We reserve the right to add, remove or substitute Funds. We also reserve the right, upon notification to you, to close or restrict any Fund. Any change will apply to current allocations and/or to future payments and transfers. Any substitution of Funds may be subject to SEC or state insurance departments approval.
We reserve the right to change the terms and conditions of the PN program or to change the availability of the investment options upon written notice to you. This includes but is not limited to the right to:
•
limit your choice of investment options based on the amount of your initial purchase payment;
•
cancel required participation in the program after 30 days written notice;
•
substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and
•
discontinue the PN program after 30 days written notice.
Risks associated with the Funds. An investment in a Fund involves risk. Principal risks associated with an investment in a Fund may be found in the relevant Fund’s prospectus. There is no assurance that the Funds will achieve their respective investment objectives. In addition, there is no guarantee that the Fund’s strategy will have its intended effect or that it will work as effectively as is intended.
Investing in a Portfolio Navigator fund, Portfolio Stabilizer fund or PN program static model portfolio does not guarantee that your contract will increase in value nor will it protect in a decline in value if market prices fall. Depending on future market conditions and considering only the potential return on your investment in the Fund, you might benefit (or benefit more) from selecting alternative investment options.
For more information and a list of the risks associated with investing in the Funds, including volatility and volatility management risk associated with Portfolio Stabilizer funds, please consult the applicable Funds’ prospectuses and “The Variable Account and the Funds – Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Conflicts of interest. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions.
For additional information regarding the conflicts of interest to which Columbia Management may be subject, see the Funds’ prospectuses and “The Variable Account and the Funds – Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Living benefits requiring participation in the PN program or investing in the Portfolio Stabilizer funds:
•
Accumulation Protector Benefit rider: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds. For contracts with applications signed on or after Jan. 26, 2009, you cannot select the Portfolio Navigator Aggressive investment option, or transfer to the Portfolio Navigator Aggressive investment option while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the

Wells Fargo Advantage Select Variable Annuity — Prospectus 45

PN program. At all other times, if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply.
•
Guarantor Withdrawal Benefit for Life rider: The Guarantor Withdrawal Benefit for Life rider requires that your contract value be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds, for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds. Withdrawal charges and tax penalties may apply.
•
Guarantor Withdrawal Benefit rider: The Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds, for the life of the contract and because you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds. Withdrawal charges and tax penalties may apply.
Living benefit requiring participation in the PN program:
•
Income Assurer Benefit rider: The Income Assurer Benefit rider requires that your contract value be invested in one of the PN program investment options for the life of the contract. You can terminate the Income Assurer Benefit rider during the 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times you cannot terminate the Income Assurer Benefit rider once you have selected it and you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options. Withdrawal charges and tax penalties may apply.
Transferring Among Accounts
You may transfer contract value from any one subaccount, GPA, the one-year fixed account or the DCA fixed account to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to the DCA fixed account.
The date your request to transfer will be processed depends on when and how we receive it:
For transfer requests received in writing:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
For transfer requests received by phone:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.
We may suspend or modify transfer privileges at any time.
For information on transfers after annuity payouts begin, see “Transfer Policies” below.
Transfer Policies
•
Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

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•
You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.
•
You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see “Charges and Adjustments – Adjustments – Market Value Adjustments”).
•
If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.
•
You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See “DCA Fixed Account.”)
•
Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs and DCA accounts.
Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•
diluting the value of an investment in an underlying fund in which a subaccount invests;
•
increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,
•
preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts

Wells Fargo Advantage Select Variable Annuity — Prospectus 47

may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90-day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.
If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
•
requiring transfer requests to be submitted only by first-class U.S. mail;
•
not accepting hand-delivered transfer requests or requests made by overnight mail;
•
not accepting telephone or electronic transfer requests;
•
requiring a minimum time period between each transfer;
•
not accepting transfer requests of an agent acting under power of attorney;
•
limiting the dollar amount that you may transfer at any one time;
•
suspending the transfer privilege; or
•
modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•
Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•
Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•
Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•
Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.

48 Wells Fargo Advantage Select Variable Annuity — Prospectus

For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.
How to Request a Transfer or Withdrawal

1 By automated transfers and automated partial withdrawals
Your investment professional can help you set up automated transfers among your GPAs, one-year fixed account or the subaccounts or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.
You can start or stop this service by written request or other method acceptable to us.
You must allow 30 days for us to change any instructions that are currently in place.
•
Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.
•
Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.
•
Automated withdrawals may be restricted by applicable law under some contracts.
•
You may not make systematic purchase payments if automated partial withdrawals are in effect.
•
If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a DCA Fixed Account (see “The Fixed Account — DCA Fixed Account” and “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”).
•
Automated partial withdrawals may result in income taxes and penalties on all or part of the amount withdrawn.

Minimum amount
Transfers or withdrawals:	$100 monthly
$250 quarterly, semiannually or annually

2 By phone
Call:
1-800-333-3437
Minimum amount
Transfers or withdrawals:	$500 or entire account balance
Maximum amount
Transfers:	Contract value or entire account balance
Withdrawals:	$100,000
We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.
Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

3 By letter
Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our Service Center:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474

Wells Fargo Advantage Select Variable Annuity — Prospectus 49

Minimum amount
Transfers or withdrawals:	$500 or entire account balance

Maximum amount
Transfers or withdrawals:	Contract value or entire account balance
*
Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
Withdrawals
You may withdraw all or part of your contract at any time before the retirement date by sending us a written request or calling us.
The date your withdrawal request will be processed depends on when and how we receive it:
For withdrawal requests received in writing:
•
If we receive your withdrawal request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request.
•
If we receive your withdrawal request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request.
For withdrawal requests received by phone:
•
If we receive your withdrawal request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request.
•
If we receive your withdrawal request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request.
We may ask you to return the contract. You may have to pay a contract administrative charge, withdrawal charges or any applicable optional rider charges (see “Charges and Adjustments”), federal income taxes and penalties. State and local income taxes may also apply (see “Taxes”). In addition, purchase payment credits may be reversed. You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, your benefits under the rider may be reduced (see “Optional Benefits”). Any partial withdrawal request that exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the withdrawal on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.
In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes – Qualified Annuities – Required Minimum Distributions”).
Withdrawal Policies
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. You may request that a partial withdrawal be taken from one or more investment options unless an asset allocation program is in effect for your contract. After executing a partial withdrawal, the value in each subaccount , one-year fixed account or GPA must be either zero or at least $50.

50 Wells Fargo Advantage Select Variable Annuity — Prospectus

Receiving Payment

1 By electronic payment
•
request that payment be sent electronically to your bank payable to you;
•
pre-authorization required.

2 By regular or express mail
•
payable to you;
•
mailed to address of record.
NOTE: We will charge you a fee if you request express mail delivery.
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.
Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
–
the NYSE is closed, except for normal holiday and weekend closings;
–
trading on the NYSE is restricted, according to SEC rules;
–
an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
–
the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total withdrawal amount until cleared from the originating financial institution.
TSA – Special Provisions
Participants in Tax-Sheltered Annuities
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.
In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.
The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.
The Code imposes certain restrictions on your right to receive early distributions from a TSA:
•
Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
–
you are at least age 59½;
–
you are disabled as defined in the Code;
–
you severed employment with the employer who purchased the contract;
–
the distribution is because of your death;
– you are terminally ill as defined in the Code;
– you are adopting or are having a baby;

Wells Fargo Advantage Select Variable Annuity — Prospectus 51

– you are supplying Personal or Family Emergency Expense;
– you are a Domestic Abuse Victim;
– you are in need to cover Expenses and losses on account of a FEMA declared disaster;
–
the distribution is due to plan termination; or
–
you are a qualifying military reservist.
•
If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.
•
Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”).
•
The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.
Changing Ownership
You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our Service Center. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.
If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)
If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.
Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.
If you have an Income Assurer Benefit rider and/or Benefit Protector Plus rider, the rider will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of your annuity contract. For the Guarantor Withdrawal Benefit for Life riders, any ownership change that impacts the guarantees provided will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the ownership change on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you. Continuance of the Benefit Protector is optional. (See “Optional Benefits.”)

52 Wells Fargo Advantage Select Variable Annuity — Prospectus

Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Standard Benefits
Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount among the subaccounts or from the one-year fixed account to one or more eligible subaccounts	N/A	N/A	•Automate transfers not available for GPA terms of 2 or more years •Not available when the PN program is in effect
Asset Rebalancing	Allows you to have your investments periodically rebalanced among the subaccounts to your pre-selected percentages	N/A	N/A
•You must have $2,000 in Contract
Value to participate.
•We require 30 days notice for you to
change or cancel the program
•You can request rebalancing to be
done either quarterly, semiannually
or annually

Automated Partial Surrenders/ Systematic Withdrawals	Allows automated partial surrenders from the contract	N/A	N/A
•Additional systematic payments are
not allowed with automated partial
surrenders
•For contracts with a Guarantor
Withdrawal Benefit rider or
Guarantor Withdrawal Benefit for
Life rider, you may set up
automated partial surrenders up to
the benefit available for withdrawals
under the rider
•May result in income taxes and IRS
penalty on all or a portion of the
amounts surrendered

Nursing Home or Hospital Confinement	Allows you to withdraw contract value without a surrender charge	N/A	N/A
•You must be confined to a hospital
or nursing home for the prior
60 days
•You must be under age 76 on the
contract issue date and
confinement must start after the
contract issue date
•Must receive your surrender request
no later than 91 days after your
release from the hospital or nursing
home
•Amount withdrawn must be paid
directly to you
•Contract value is reduced by any
purchase payment credits credited
within 12 months of a withdrawal

Terminal Illness	Allows you to withdraw contract value without a surrender charge	N/A	N/A
•Terminal Illness diagnosis must
occur in after the first contract year
•Must be terminally ill and not
expected to live more than 12
months from the date of the
licensed physician statement
•Must provide us with a licensed

Wells Fargo Advantage Select Variable Annuity — Prospectus 53

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed •Amount withdrawn must be paid directly to you

54 Wells Fargo Advantage Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
ROP Death Benefit
Provides a death
benefit equal to the
greater of these values
minus any purchase
payment credits
subject to reversal and
any applicable rider
charges:Contract Value
or the total purchase
payments and any
purchase payment
credits applied to the
Contract minus
adjusted partial
surrenders

Seven-year
surrender
charge
schedule for
contracts
signed on or
after
5/1/2006
subject to state
availability
- Qualified
contract
1.05% of
contract value
in the variable
account
- Nonqualified
contract
1.20% of
contract value
in the variable
account
Seven-year surrender charge schedule for contracts signed on or after 5/1/2006 subject to state availability - Qualified contract 1.05% - Nonqualified contract 1.20%
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals, and such reductions
could be significant
•Annuitizing the Contract terminates
the benefit
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

		Seven-year surrender charge schedule all other contracts - Qualified contract 1.15% of contract value in the variable account - Nonqualified contract 1.30% of contract value in the variable account	Seven-year surrender charge schedule all other contracts - Qualified contract 1.15% - Nonqualified contract 1.30%
		Five-year surrender charge schedule - Qualified contract 1.35% of contract value in the variable account - Nonqualified contract 1.50% of contract value in the variable account	Five-year surrender charge schedule - Qualified contract 1.35% - Nonqualified contract 1.50%

Wells Fargo Advantage Select Variable Annuity — Prospectus 55

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
MAV Death Benefit
Provides a death
benefit equal to the
greatest of these
values minus any
purchase payment
credits subject to
reversal and any
applicable rider
charges: Contract
Value, total purchase
payments and any
purchase payment
credits applied to the
Contract minus
adjusted partial
surrenders, or the MAV
on the date of death

Seven-year
surrender
charge
schedule for
contracts
signed on or
after
5/1/2006
subject to state
availability
- Qualified
contract
1.25% of
contract value
in the variable
account
- Nonqualified
contract
1.40% of
contract value
in the variable
account
Seven-year surrender charge schedule for contracts signed on or after 5/1/2006 subject to state availability - Qualified contract 1.25% - Nonqualified contract 1.40%
•Available to owners age 79 and
younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary on/after
your 81st birthday
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant.
•Annuitizing the Contract terminates
the benefit
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

		Seven-year surrender charge schedule all other contracts - Qualified contract 1.35% of contract value in the variable account - Nonqualified contract 1.50% of contract value in the variable account	Seven-year surrender charge schedule all other contracts - Qualified contract 1.35% - Nonqualified contract 1.50%
		Five-year surrender charge schedule - Qualified contract 1.55% of contract value in the variable account - Nonqualified contract 1.70% of contract value in the variable account	Five-year surrender charge schedule - Qualified contract 1.55% - Nonqualified contract 1.70%

56 Wells Fargo Advantage Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
5% Accumulation Death Benefit
Provides a death
benefit equal to the
greater of these values
minus any purchase
payment credits
subject to reversal and
any applicable rider
charges: Contract
Value, total purchase
payments and any
purchase payment
credits applied to the
contract minus
adjusted partial
withdrawals, or the 5%
variable account floor

Seven-year
surrender
charge
schedule for
contracts
signed on or
after
5/1/2006
subject to state
availability
- Qualified
contract
1.40% of
contract value
in the variable
account
- Nonqualified
contract
1.55% of
contract value
in the variable
account
Seven-year surrender charge schedule for contracts signed on or after 5/1/2006 subject to state availability - Qualified contract 1.40% - Nonqualified contract 1.55%
•Available to owners age 79 and
younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary on/after
your 81st birthday
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•Annuitizing the Contract terminates
the benefit
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

		Seven-year surrender charge schedule all other contracts - Qualified contract 1.50% of contract value in the variable account - Nonqualified contract 1.65% of contract value in the variable account	Seven-year surrender charge schedule all other contracts - Qualified contract 1.50% - Nonqualified contract 1.65%
		Five-year surrender charge schedule - Qualified contract 1.70% of contract value in the variable account - Nonqualified contract 1.85% of contract value in the variable account	Five-year surrender charge schedule - Qualified contract 1.70% - Nonqualified contract 1.85%

Wells Fargo Advantage Select Variable Annuity — Prospectus 57

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Enhanced Death Benefit (EDB)
Provides a death
benefit equal to the
greatest of these
values minus any
purchase payment
credits subject to
reversal and any
applicable rider
charges: Contract
Value, total purchase
payments and any
purchase payment
credits applied to the
contract minus
adjusted partial
withdrawals, the MAV
on the date of death or
the 5% variable
account floor

Seven-year
surrender
charge
schedule for
contracts
signed on or
after
5/1/2006
subject to state
availability
- Qualified
contract
1.45% of
contract value
in the variable
account
- Nonqualified
contract
1.60% of
contract value
in the variable
account
Seven-year surrender charge schedule for contracts signed on or after 5/1/2006 subject to state availability - Qualified contract 1.45% - Nonqualified contract 1.60%
•Available to owners age 79 and
younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary on/after
your 81st birthday
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•Annuitizing the Contract terminates
the benefit
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

		Seven-year surrender charge schedule all other contracts - Qualified contract 1.55% of contract value in the variable account - Nonqualified contract 1.70% of contract value in the variable account	Seven-year surrender charge schedule all other contracts - Qualified contract 1.55% - Nonqualified contract 1.70%
		Five-year surrender charge schedule - Qualified contract 1.75% of contract value in the variable account - Nonqualified contract 1.90% of contract value in the variable account	Five-year surrender charge schedule - Qualified contract 1.75% - Nonqualified contract 1.90%
Optional Benefits
Benefit Protector	Provides an additional	0.25% of	0.25%	•Available to owners age 75 and

58 Wells Fargo Advantage Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Death Benefit	death benefit, based on a percentage of contract earnings, to help offset expenses after death such as funeral expenses or federal and state taxes	contract value
younger
•Must be elected at contract issue
•Not available with Benefit Protector
Plus, the 5% Accumulation Death
benefit or Enhanced Death Benefit
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•Annuitizing the Contract terminates
the benefit
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

Benefit Protector Plus Death Benefit	Provides the benefits payable under the Benefit Protector, plus a percentage of purchase payments made within 60 days of contract issue not previously surrendered	0.40% of contract value	0.40%
•Available to owners age 75 and
younger
•Must be elected at contract issue
•Available only for transfers,
exchanges or rollovers
•Not available with Benefit Protector,
the 5% Accumulation Death benefit
or Enhanced Death Benefit
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•Annuitizing the Contract terminates
the benefit
•The percentage of exchange
purchase payments varies by age
and is subject to a vesting schedule
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

Guarantor Withdrawal	Provides a lifetime income or return of	1.50% of contract value	0.65% - 1.10% Varies by issue	•Available to owners age 80 or younger

Wells Fargo Advantage Select Variable Annuity — Prospectus 59

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Benefit for Life Rider	premium option regardless of investment performance	or the Remaining Benefit Amount, whichever is greater	date, elective step up date and the fund selected
•Must be elected at contract issue
•Not available under an inherited
qualified annuity
•Subject to Investment Allocation
restrictions
•Certain withdrawals could
significantly reduce the guaranteed
amounts under the rider and the
rider will terminate if the contract
value goes to zero due to an excess
withdrawal
•If you take withdrawals during the
first 3-years the step ups will not be
allowed until the third anniversary
•Limitations on additional purchase
payments

Guarantor Withdrawal Benefit Rider	Provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments.	1.50% of contract value	0.55% -1.00% Varies by issue date, elective step up date and the fund selected
•Available to owners age 79 or
younger
•Must be elected at contract issue
•Not available under an inherited
qualified annuity
•Subject to Investment Allocation
restrictions
•Certain withdrawals could
significantly reduce the guaranteed
amounts under the rider and the
rider will terminate if the contract
value goes to zero due to an excess
withdrawal
•Limitations on additional purchase
payments
•If you take withdrawals during the
first 3-years the step ups will not be
allowed until the third anniversary

60 Wells Fargo Advantage Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Income Assurer Benefit	Provides guaranteed minimum income through annuitization regardless of investment performance	Income Assurer Benefit – MAV 1.50% of the guaranteed income base	Income Assurer Benefit – MAV 0.30% or 0.55% Varies by issue date
•Available to owners age 75 or
younger
•Not available with any other living
benefit riders
•The rider has a 10 year Waiting
period
•Available as: Income Assurer
Benefit – MAV; Income Assurer
Benefit – 5% Accumulation Benefit
Base; and Income Assurer Benefit –
Greater of MAV or 5% Accumulation
Benefit Base

		Income Assurer Benefit – 5% Accumulation Benefit Base 1.75% of the guaranteed income base	Income Assurer Benefit – 5% Accumulation Benefit Base 0.60% or 0.70% Varies by issue date
		Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base 2.00% of the guaranteed income base	Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base 0.65% or 0.75% Varies by issue date
Accumulation Protector Benefit rider	Provides 100% of initial investment or 80% of highest contract anniversary value (adjusted for partial surrenders) at the end of 10 year waiting period, regardless of investment performance	1.75% of contract value or the Minimum Contract Accumulation Value	0.55% - 1.75% Varies by issue date,elective step up date and the fund selected
•Available to owners age 80 or
younger
•Must be elected at contract issue
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•The rider ends when the Waiting
Period expires
•Limitations on additional purchase
payments
•Subject to Investment Allocation
restrictions
•Elective Step ups restart the
Waiting Period

Benefits in Case of Death
There are four death benefit options under your contract if you die before the retirement start date while this contract is in force. You must select one of the following death benefits:
•
ROP Death Benefit;
•
MAV Death Benefit;
•
5% Accumulation Death Benefit; or
•
Enhanced Death Benefit.
If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract

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on your contract’s data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges and Adjustments – Transaction Expenses – Mortality and Expense Risk Fee.”)
Under each option, we will pay the death benefit, less any purchase payment credits subject to reversal, to your beneficiary upon the earlier of your death or the annuitant’s death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.
Here are some terms used to describe the death benefits:
Adjusted partial withdrawals (calculated for ROP and MAV Death Benefits)	=	PW X DB
CV

PW	=	the amount by which the contract value is reduced as a result of the partial withdrawal.
DB	=	the death benefit on the date of (but prior to) the partial withdrawal.
CV	=	contract value on the date of (but prior to) the partial withdrawal.
Maximum Anniversary Value (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:
(a)
current contract value; or
(b)
total purchase payments and purchase payment credits applied to the contract minus adjusted partial withdrawals.
Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.
5% Variable Account Floor: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:
•
the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;
•
plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;
•
minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.
Thereafter, we continue to add subsequent purchase payments and purchase payment credits allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary’s variable account floor. We stop adding this amount after you or the annuitant reach age 81.
5% variable account floor adjusted transfers or partial withdrawals	=	PWT X VAF
SV

PWT	=	the amount by which the contract value in the subaccounts and the DCA fixed account is reduced as a result of the partial withdrawal or transfer from the subaccounts or the DCA fixed account.
VAF	=	variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV	=	value of the subaccounts and the DCA fixed account on the date of (but prior to) the transfer of partial withdrawal.
The amount of purchase payments withdrawn or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:
(a)
is the amount of purchase payments in the account or subaccount on the date of but prior to the current withdrawal or transfer; and
(b)
is the ratio of the amount of contract value transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.
For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or the DCA fixed account.
NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit® 5% variable account floor.

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Return of Purchase Payments (ROP) Death Benefit
The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:
1.
contract value; or
2.
total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals.
The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.
If available in your state and both you and the annuitant are age 79 or younger at contract issue, you may select one of the death benefits described below at the time you purchase your contract. The death benefits do not provide any additional benefit before the first contract anniversary and may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not these death benefits are appropriate for your situation.
Maximum Anniversary Value (MAV) Death Benefit
The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:
1.
contract value;
2.
total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals; or
3.
the MAV on the date of death.
5% Accumulation Death Benefit
The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:
1.
contract value;
2.
total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals; or
3.
the 5% variable account floor.
Enhanced Death Benefit (EDB)
The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values, minus any applicable rider charges:
1.
contract value;
2.
total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals;
3.
the MAV on the date of death; or
4.
the 5% variable account floor.
For an example of how each death benefit is calculated, see Appendix D.
If You Die Before Your Retirement Date
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled. Death claim requirements generally include due proof of death and will be detailed in the claim materials we send upon notification of death.
Nonqualified annuities
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus

Wells Fargo Advantage Select Variable Annuity — Prospectus 63

riders, if selected, will terminate. The Accumulation Protector Benefit, the Guarantor Withdrawal Benefit for Life rider and the Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)
If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•
the beneficiary elects in writing, and payouts begin no later than one year after your death, or other date as permitted by the IRS; and
•
the payout period does not extend beyond the beneficiary’s life or life expectancy.
Qualified annuities
The information below has been revised to reflect proposed regulations issued by the Internal Revenue Service that describe the requirements for required minimum distributions when a person or entity inherit assets held in an IRA, 403(b) or qualified retirement plan. This proposal is not final and may change. Contract owners are advised to work with a tax professional to understand their required minimum distribution obligations under the proposed regulations and federal law.  The proposed regulations can be found in the Federal Register, Vol. 87, No. 37, dated Thursday, February 24, 2022.
•
Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 73. If you attained age 73 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.
Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The Accumulation Protector Benefit, the Guarantor Withdrawal Benefit for Life rider and the Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)
•
Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs on or after Jan. 1, 2020, the beneficiary is required to withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death unless they qualify as an “eligible designated beneficiary.” Your beneficiary may be required to take distributions during the 10-year period if you died after your Required Beginning Date. Eligible designated beneficiaries may continue to take proceeds out over your life expectancy if you died prior to your Required Beginning Date or over the greater of your life expectancy or their life expectancy if you died after your Required Beginning Date. Eligible designated beneficiaries include the surviving spouse: the surviving spouse;
•
a lawful child of the owner under the age of 21 (remaining amount must be withdrawn by the earlier of the end of the year the minor turns 31 or end of the 10th year following the minor's death);disabled within the meaning of Code section 72(m)(7);
•
chronically ill within the meaning of Code section 7702B(c)(2);
•
any other person who is not more than 10 years younger than the owner.
However, non-natural beneficiaries, such as estates and charities, are subject to a five-year rule to distribute the IRA if you died prior to your Required Beginning Date.
We will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under a payout plan available under this contract and:
•
the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•
the payout period does not extend beyond December 31 of the 10th year following your death or the applicable life expectancy for an eligible designated beneficiary.
•
Spouse and Non-spouse beneficiary: If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or annuitize the contract to deplete it within 10 years of your beneficiary’s death
•
Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary may continue depending on the annuity payout plan you elect, subject to adjustment to comply with the IRS rules and regulations.

64 Wells Fargo Advantage Select Variable Annuity — Prospectus

How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the contract’s maturity date (the latest day on which income payments may begin under the contract) or 2) the date the death benefit is due and payable. If a contract matures or we determine a death benefit is payable, we will use our best efforts to locate you or designated beneficiaries. If we are unable to locate you or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your address or beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.
For nonqualified deferred annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner.
Optional Benefits
The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.
Optional Living Benefits
Accumulation Protector Benefit Rider
The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:
On the benefit date, if:	Then your Accumulation Protector Benefit rider benefit is:
The Minimum Contract Accumulation Value (defined below) as determined under the Accumulation Protector Benefit rider is greater than your contract value,	The contract value is increased on the benefit date to equal the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the benefit date.
The contract value is equal to or greater than the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider,	Zero; in this case, the Accumulation Protector Benefit rider ends without value and no benefit is payable.
If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. Exception: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.
If this rider is available in your state, you may elect the Accumulation Protector Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it, except as described in the “Terminating the Rider” section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. After the waiting period, you have the following options:
•
Continue your contract;
•
Take partial withdrawals or make a full withdrawal; or
•
Annuitize your contract to create a guaranteed income stream.

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The Accumulation Protector Benefit rider may not be purchased with the optional Guarantor Withdrawal Benefit for Life or the Guarantor Withdrawal Benefit riders or any Income Assurer Benefit rider.
The Accumulation Protector Benefit rider may not be available in all states.
You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:
•
you must be invested in one of the approved investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, one-year fixed account (if included) and GPAs that are available under the contract to contract owners who do not elect this rider (See “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer Funds”);
•
you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider;
•
if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Partial withdrawals, including those you take to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;
•
if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;
•
the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and
•
the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change your investment option to one that causes the Accumulation Protector Benefit rider charge to increase (see “Charges and Adjustments”).
Be sure to discuss with your investment professional whether an Accumulation Protector Benefit rider is appropriate for your situation.
Here are some general terms that are used to describe the operation of the Accumulation Protector Benefit:
Benefit Date: This is the first valuation date immediately following the expiration of the waiting period.
Minimum Contract Accumulation Value (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.
Adjustments for Partial Withdrawals: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:
(a)
is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and
(b)
is the MCAV on the date of (but immediately prior to) the partial withdrawal.
Waiting Period: The waiting period for the rider is 10 years.
We reserve the right to restart the waiting period on the latest contract anniversary if you change your investment option after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation investment option after we have exercised our rights to charge a separate charge for each investment option.
Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.
Automatic Step Up
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:
1.
80% of the contract value on the contract anniversary (after charges are deducted); or
2.
the MCAV immediately prior to the automatic step-up.

66 Wells Fargo Advantage Select Variable Annuity — Prospectus

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step-up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.
The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).
Elective Step Up Option
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step-up option. You may exercise this elective step-up option only once per contract year during this 30 day period. If your contract value (after charges are deducted) on the valuation date we receive your written request to step-up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.
We may increase the fee for your rider (see “Charges and Adjustments – Optional Benefit Charges – Optional Living Benefit Charges – Accumulation Protector Benefit Rider Fee”). The revised fee would apply to your rider if you exercise the annual elective step up, your MCAV is increased as a result, and the revised fee is higher than your annual rider fee before the elective step-up. Elective step-ups will also result in a restart of the waiting period as of the most recent contract anniversary.
The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step-up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.
The elective step-up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.
We have the right to restrict the elective step up option on inherited IRAs, but we currently allow them. Please consider carefully if an elective step up is appropriate if you own an inherited IRA because the elective step up will restart the waiting period and the required minimum distributions for an inherited IRA may significantly decrease the future benefit payable under this rider. We reserve the right to restrict the elective step-up option on inherited IRAs in the future.
The elective step-up option is not available if the benefit date would be after the retirement date (see “Buying Your Contract – The Retirement Date” section for retirement date options).
Spousal Continuation
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step-up. The spousal continuation elective step-up is in addition to the annual elective step-up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step-up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step-up. In addition, the waiting period will restart as of the most recent contract anniversary.
Terminating the Rider
The rider will terminate under the following conditions:
The rider will terminate before the benefit date without paying a benefit on the date:
•
you take a full withdrawal; or
•
annuitization begins; or
•
the contract terminates as a result of the death benefit being paid.
The rider will terminate on the benefit date.
For an example, see Appendix E.
Guarantor Withdrawal Benefit for Life Rider
The Guarantor Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if(1):
•
your contract application is signed on or after May 1, 2006;
•
the rider is available in your state; and
•
you and the annuitant are 80 or younger on the date the contract is issued.
(1)
The Guarantor Withdrawal Benefit for Life rider is not available under an inherited qualified annuity.

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You must elect the Guarantor Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.
The Guarantor Withdrawal Benefit for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see “At Death” heading below) – even if the contract value is zero.
Your contract provides for annuity payouts to begin on the retirement date (see “Buying Your Contract – The Retirement Date”). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see “ Withdrawals”). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before annuity payouts begin.
The Guarantor Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.
Under the terms of the Guarantor Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see “Waiting period” heading below) and whether or not the lifetime withdrawal benefit has become effective:
(1)
The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are “Guaranteed Benefit Payment (GBP),” “Remaining Benefit Payment (RBP),” “Guaranteed Benefit Amount (GBA),” and “Remaining Benefit Amount (RBA).” See these headings below for more information.
(2)
The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are “Annual Lifetime Payment (ALP),” “Remaining Annual Lifetime Payment (RALP),” “Covered Person,” and “Annual Lifetime Payment Attained Age (ALPAA).” See these headings below for more information.
Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below).
Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:
•
After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;
•
During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;
•
After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;
•
During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.
If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).
If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below).

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Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.
If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Withdrawal”).
The rider’s guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see “Annual Step Up” heading below). If you exercise the annual step up election, the spousal continuation step up election (see “Spousal Continuation Step Up” heading below) or change your PN investment option, the rider charge may change (see “Charges and Adjustments”).
If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.
You should consider whether the Guarantor Withdrawal Benefit for Life rider is appropriate for you because:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•
Lifetime Withdrawal Benefit Limitations: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:
(a)
Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant (see “At Death” heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:
(i)
There are multiple contract owners – when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or
(ii)
The owner and the annuitant are not the same persons – if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.
(b)
Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.
(c)
When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.
(d)
Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life rider will terminate.
•
Investment Allocation Restrictions: You must be invested in one of the approved investment options. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion in the future. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer Funds.”) You may allocate purchase payments and purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make.

Wells Fargo Advantage Select Variable Annuity — Prospectus 69

•
Limitations on Purchase of Other Riders under this Contract: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect an Income Assurer Benefit rider or the Accumulation Protector Benefit rider.
•
Non-Cancelable: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or after the retirement date.
•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions, which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract – Purchase Payments”.
•
Interaction with Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract’s TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.
You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:
•
Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes – Nonqualified Annuities”). Withdrawals before age 59 ½ may incur a 10% IRS early withdrawal penalty and may be considered taxable income.
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix G for additional information. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.
•
Limitations on Tax-Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”).
For an example, see Appendix F.
Key terms and provisions of the Guarantor Withdrawal Benefit for Life rider are described below:
Partial Withdrawals: A withdrawal of an amount that does not result in a full withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.
Waiting period: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.
Guaranteed Benefit Amount (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.
The GBA is determined at the following times, calculated as described:
•
At contract issue — the GBA is equal to the initial purchase payment plus any purchase payment credits.
•
When you make additional purchase payments — each additional purchase payment has its own GBA equal to the amount of the purchase payment plus any purchase payment credits.
•
At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When an individual RBA is reduced to zero — the GBA that is associated with that RBA will also be set to zero.

70 Wells Fargo Advantage Select Variable Annuity — Prospectus

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When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credits. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•
When you make a partial withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP — the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged.
(b)
is greater than the total RBP — GBA excess withdrawal processing will be applied to the GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
GBA Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)
is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)
is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
Remaining Benefit Amount (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.
The RBA is determined at the following times, calculated as described:
•
At contract issue — the RBA is equal to the initial purchase payment plus any purchase payment credits.
•
When you make additional purchase payments — each additional purchase payment has its own RBA initially set equal to that payment’s GBA (the amount of the purchase payment plus any purchase payment credits).
•
At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credits. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•
When you make a partial withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP — the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment’s RBA is reduced in proportion to its RBP.
(b)
is greater than the total RBP — RBA excess withdrawal processing will be applied to the RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
RBA Excess Withdrawal Processing
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.
If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:
1.
The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and
2.
The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.
Guaranteed Benefit Payment (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment’s RBA or 7% of that payment’s GBA, and the total GBP is the sum of the individual GBPs.

Wells Fargo Advantage Select Variable Annuity — Prospectus 71

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.
The GBP is determined at the following times, calculated as described:
•
At contract issue — the GBP is established as 7% of the GBA value.
•
At each contract anniversary — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value.
•
When you make additional purchase payments — each additional purchase payment has its own GBP equal to 7% of the purchase payment amount plus any purchase payment credits.
•
At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When an individual RBA is reduced to zero — the GBP associated with that RBA will also be reset to zero.
•
When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credits. Each payment’s GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•
When you make a partial withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP — the GBP remains unchanged.
(b)
is greater than the total RBP — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
Remaining Benefit Payment (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.
The RBP is determined at the following times, calculated as described:
•
At the beginning of each contract year during the waiting period and prior to any withdrawal — the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credits multiplied by 7%.
•
At the beginning of any other contract year — the RBP for each purchase payment is set equal to that purchase payment’s GBP.
•
When you make additional purchase payments — each additional purchase payment has its own RBP equal to that payment’s GBP.
•
At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
At spousal continuation — (see “Spousal Option to Continue the Contract” heading below).
•
When an individual RBA is reduced to zero — the RBP associated with that RBA will also be reset to zero.
•
When you make any partial withdrawal — the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess withdrawal processing and RBA excess withdrawal processing are applied and the amount available for future partial withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.
Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The covered person is the oldest contract owner or annuitant. The covered person may change during the contract’s life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.
Annual Lifetime Payment Attained Age (ALPAA): The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

72 Wells Fargo Advantage Select Variable Annuity — Prospectus

Annual Lifetime Payment (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see “At Death” heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.
During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.
The ALP is determined at the following times:
•
The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 — the ALP is established as 6% of the total RBA.
•
When you make additional purchase payments — each additional purchase payment increases the ALP by 6% of the amount of the purchase payment plus any purchase payment credits.
•
At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
At contract ownership change — (see “Spousal Option to Continue the Contract” and “Contract Ownership Change” headings below).
•
When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments plus any purchase payment credits multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•
When you make a partial withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the RALP — the ALP remains unchanged.
(b)
is greater than the RALP — ALP excess withdrawal processing will be applied to the ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.
ALP Excess Withdrawal Processing
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.
Remaining Annual Lifetime Payment (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.
The RALP is determined at the following times:
•
The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:
(a)
During the waiting period and prior to any withdrawals — the RALP is established equal to 6% of purchase payments plus any purchase payment credits.
(b)
At any other time — the RALP is established equal to the ALP.
•
At the beginning of each contract year during the waiting period and prior to any withdrawals — the RALP is set equal to the total purchase payments plus any purchase payment credits, multiplied by 6%.
•
At the beginning of any other contract year — the RALP is set equal to ALP.
•
When you make additional purchase payments — each additional purchase payment increases the RALP by 6% of the amount of the purchase payment plus any purchase payment credits.
•
At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When you make any partial withdrawal — the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal processing is applied and the amount available for future partial withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.
Step Up Date: The date any step up becomes effective, and depends on the type of step up being applied (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).

Wells Fargo Advantage Select Variable Annuity — Prospectus 73

Annual Step Up: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.
The annual step up is subject to the following rules:
•
The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.
•
Only one step up is allowed each contract year.
•
If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.
•
If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.
•
If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.
•
The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.
•
Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.
The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:
•
The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value (after charges are deducted) on the step up date.
•
The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value (after charges are deducted) on the step up date.
•
The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.
•
The total RBP will be reset as follows:
(a)
During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.
(b)
At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.
•
The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value (after charges are deducted) on the step up date.
•
The RALP will be reset as follows:
(a)
During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.
(b)
At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.
Spousal Option to Continue the Contract: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life rider also continues. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:
•
The GBA, RBA, and GBP values remain unchanged.
•
The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.
•
If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation — the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.
•
If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation — the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.

74 Wells Fargo Advantage Select Variable Annuity — Prospectus

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If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation — the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.
•
If the ALP has been established and the new covered person is age 65 or older as of the date of continuation — the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.
Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.
Spousal Continuation Step Up: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse’s investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse’s request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.
The spousal continuation step up is subject to the following rules:
•
If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.
It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.
At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.
If Contract Value Reduces to Zero: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:
1)
The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:
(a)
receive the remaining schedule of GBPs until the RBA equals zero; or
(b)
wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.
We will notify you of this option. If no election is made, the ALP will be paid.
2)
The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:
(a)
the remaining schedule of GBPs until the RBA equals zero; or
(b)
the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.
3)
The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.
4)
The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.
Under any of these scenarios:
•
The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;
•
We will no longer accept additional purchase payments;
•
You will no longer be charged for the rider;
•
Any attached death benefit riders will terminate; and
•
The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

Wells Fargo Advantage Select Variable Annuity — Prospectus 75

The Guarantor Withdrawal Benefit for Life rider and the contract will terminate under either of the following two scenarios:
•
If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.
•
If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.
At Death: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see “Benefits in Case of Death”) or the annuity payout option (see “Guaranteed Withdrawal Benefit Annuity Payout Option” heading below).
If the contract value equals zero and the death benefit becomes payable, the following will occur:
•
If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.
•
If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.
•
If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.
Contract Ownership Change: If the contract changes ownership (see “Changing Ownership”), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.
•
If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date — the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.
•
If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date — the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.
•
If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date — the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.
•
If the ALP has been established and the new covered person is age 65 or older as of the ownership change date — the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.
Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.
Guaranteed Withdrawal Benefit Annuity Payout Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life rider.
Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those

76 Wells Fargo Advantage Select Variable Annuity — Prospectus

offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This option may not be available if the contract is issued to qualify under Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.
This annuity payout option may also be elected by the beneficiary of a contract as a settlement option if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy.
Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.
Rider Termination
The Guarantor Withdrawal Benefit for Life rider cannot be terminated either by you or us except as follows:
1.
Annuity payouts under an annuity payout plan will terminate the rider.
2.
Termination of the contract for any reason will terminate the rider.
Guarantor Withdrawal Benefit Rider
The Guarantor Withdrawal Benefit rider is an optional benefit that was offered for an additional annual charge if(1):
•
your contract application was signed prior to April 29, 2005(2);
•
the rider was available in your state; and
•
you and the annuitant were 79 or younger on the date the contract was issued.
(1)
The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.
(2)
In previous disclosure, we have referred to this rider as Rider B. This rider is no longer available for purchase. See the Guarantor Withdrawal Benefit for Life and Guarantor Withdrawal Benefit sections in this prospectus for information about currently offered versions of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.
You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.
We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.
The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP – the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.
If you withdraw an amount greater than the allowed amount in a contract year, we call this an “excess withdrawal” under the rider. If you make an excess withdrawal under the rider:
•
withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;
•
the guaranteed benefit amount will be adjusted as described below; and
•
the remaining benefit amount will be adjusted as described below.

Wells Fargo Advantage Select Variable Annuity — Prospectus 77

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). Market value adjustments, if applicable, will also be made (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefit (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Withdrawals”).
Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see “Elective Step Up” and “Annual Step Up” below), the special spousal continuation step up election (see “Spousal Continuation and Special Spousal Continuation Step Up” below) or change your investment option, the rider charge may change (see “Charges and Adjustments”).
You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•
Investment Allocation Restrictions: You must participate in the PN program if you purchase a contract on or after May 1, 2006 with this rider (see “Making the Most of Your Contract – Portfolio Navigator Program”). If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see “Making the Most of Your Contract – Asset Allocation Program”), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion in the future. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See “Making the Most of Your Contract – Asset Allocation Program and Portfolio Navigator Program and Portfolio Stabilizer Funds.”). You may make qualifying purchase payments and purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen;
•
Tax Considerations for Non-Qualified Annuities: Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59½ may also incur a 10% IRS early withdrawal penalty and may be considered taxable income;
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to modify our administrative practice and will give you 30 days’ written notice of any such change. See Appendix I for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes – Other – Spousal status” section of this prospectus.
•
Limitations on Tax-Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA – Special Provisions”). Therefore, the Guarantor Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

78 Wells Fargo Advantage Select Variable Annuity — Prospectus

•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions, which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract – Purchase Payments”.
•
Interaction with the Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see “Charges and Adjustments – Transaction Expenses– Withdrawal Charge”). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract’s TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.
The terms “Guaranteed Benefit Amount” and “Remaining Benefit Amount” are described below. Each is used in the operation of the GBP, the RBP, the elective step up, the annual step up, the special spousal continuation step up and the Guarantor Withdrawal Benefit annuity payout option.
Guaranteed Benefit Amount
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.
The GBA is determined at the following times:
•
At contract issue – the GBA is equal to the initial purchase payment, and purchase payment credits
•
When you make additional purchase payments – each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment and purchase payment credits. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;
•
At step up – (see “Elective Step Up” and “Annual Step Up” headings below).
•
When you make a partial withdrawal:
(a)
and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP – the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;
(b)
and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP – the following excess withdrawal processing will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;
(c)
under the original rider in a contract year after a step up but before the third contract anniversary – the following excess withdrawal processing will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;
GBA Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)
is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)
is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
Remaining Benefit Amount
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.
The RBA is determined at the following times:
•
At contract issue – the RBA is equal to the initial purchase payment plus any purchase payment credits;
•
When you make additional purchase payments – each additional purchase payment and purchase payment credits has its own RBA equal to the amount of the purchase payment plus any purchase payment credits. The total RBA when an additional purchase payment and purchase payment credits are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;
•
At step up – (see “Elective Step Up” and “Annual Step Up” headings below).

Wells Fargo Advantage Select Variable Annuity — Prospectus 79

•
When you make a partial withdrawal:
(a)
and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP – the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;
(b)
and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP – the following excess withdrawal processing will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;
(c)
under the original rider after a step up but before the third contract anniversary – the following excess withdrawal processing will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups.
RBA Excess Withdrawal Processing
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.
If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment’s RBA in the following manner:
The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.
Guaranteed Benefit Payment
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary (see “Elective Step Up” above). The GBP is equal to 7% of the GBA.
Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted. The GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.
Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.
Remaining Benefit Payment
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.
Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment and purchase payment credits, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.
Each additional purchase payment has its own RBP established equal to that payment’s GBP. The total RBP is equal to the sum of the individual RBPs.
Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.
Elective Step Up (under the original rider only)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.
The elective step up is subject to the following rules:
•
If you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;
•
If you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;
•
If you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the “Guaranteed Benefit Amount” and “Remaining Benefit Amount” headings above; and
•
You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

80 Wells Fargo Advantage Select Variable Annuity — Prospectus

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:
•
The effective date of the elective step up is the valuation date we receive your written request to step up.
•
The RBA will be increased to an amount equal to the contract value (after charges are deducted) on the valuation date we receive your written request to step up.
•
The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value (after charges are deducted) on the valuation date we receive your written request to step up.
•
The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.
•
The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.
You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.
Annual Step Up (under the enhanced rider only)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.
The annual step up is subject to the following rules:
•
The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.
•
If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.
•
If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.
•
Only one step up is allowed each contract year.
•
If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;
•
You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.
The annual step up will be determined as follows:
•
The RBA will be increased to an amount equal to the contract value (after charges are deducted) on the step up date.
•
The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value (after charges are deducted) on the step up date.
•
The GBP will be calculated as described earlier, but based on the increased GBA and RBA.
•
The RBP will be reset as follows:
(a)
Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.
(b)
At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.
Spousal Continuation and Special Spousal Continuation Step Up
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.
A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse’s election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on

Wells Fargo Advantage Select Variable Annuity — Prospectus 81

the valuation date we receive the spouse’s written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.
It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.
At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.
Guaranteed Withdrawal Benefit Annuity Payout Option
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.
Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This annuity payout option may also be elected by the beneficiary of a contract as a settlement option if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.
If Contract Value Reduces to Zero
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:
•
you will be paid according to the annuity payout option described above;
•
we will no longer accept additional purchase payments;
•
you will no longer be charged for the rider;
•
any attached death benefit riders will terminate; and
•
the death benefit becomes the remaining payments under the annuity payout option described above.
If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.
For an example, see Appendix J.
Income Assurer Benefit Riders
The following three optional Income Assurer Benefit riders were available under your contract if you your contract application was signed prior to May 1, 2007. These riders are no longer available for purchase.
•
Income Assurer Benefit – MAV;
•
Income Assurer Benefit – 5% Accumulation Benefit Base; or
•
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.
The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the

82 Wells Fargo Advantage Select Variable Annuity — Prospectus

riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.
The general information in this section applies to each Income Assurer Benefit rider. This section is followed by a description of each specific Income Assurer Benefit rider and how it is calculated.
You should consider whether an Income Assurer Benefit rider is appropriate for you because:
•
you must participate in the PN program if you purchase a contract on or after May 1, 2006 with this rider (see “Making the Most of Your Contract – Portfolio Navigator Program”). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see “Making the Most of Your Contract – Asset Allocation Program”), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The PN program and the asset allocation program limit your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider.
•
if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit is appropriate for you (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payouts available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit rider with a qualified annuity;
•
you must hold the Income Assurer Benefit for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;
•
the 10-year waiting period may be restarted if you elect to change the PN program investment option to one that causes the rider charge to increase (see “Charges and Adjustments – Optional Benefit Charges – Optional Living Benefit Charges – Income Assurer Benefit Rider Fee”);
•
the Income Assurer Benefit rider terminates* 30 days following the contract anniversary after the annuitant’s 86th birthday; and
•
you can only exercise the Income Assurer Benefit within 30 days after a contract anniversary following the expiration of the 10-year waiting period.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.
If the Income Assurer Benefit rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit you select (see “Charges and Adjustments – Optional Benefit Charges – Optional Living Benefit Charges – Income Assurer Benefit Rider Fee”). The effective date of the rider will be the contract issue date. The Guarantor Withdrawal Benefit for Life, Guarantor Withdrawal Benefit and the Accumulation Protector Benefit riders are not available with any Income Assurer Benefit rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your investment professional whether an Income Assurer Benefit rider is appropriate for your situation.
Here are some general terms that are used to describe the Income Assurer Benefit riders in the sections below:
Guaranteed Income Benefit Base: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.
Excluded Investment Options: These investment options are listed in your contract under contract data and will include the Columbia Variable Portfolio – Government Money Market Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders’ variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.
Excluded Payments: These are purchase payments and any purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

Wells Fargo Advantage Select Variable Annuity — Prospectus 83

Proportionate Adjustments for Partial Withdrawals: These are calculated as the product of (a) times (b) where:
(a)
is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior to) the partial withdrawal, and
(b)
is the benefit on the date of (but prior to) the partial withdrawal.
Protected Investment Options: All investment options available under this contract that are not defined as excluded investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.
Waiting Period: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your PN program investment option to one that causes the rider charge to increase.
The following are general provisions that apply to each Income Assurer Benefit:
Exercising the Rider
Rider exercise conditions are:
•
you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the waiting period;
•
the annuitant on the retirement date must be between 50 to 86 years old; and
•
you can only take an annuity payment in one of the following annuity payout plans:

Plan A	—	Life Annuity – No Refund;
Plan B	—	Life Annuity with Ten or Twenty Years Certain;
Plan D	—	Joint and Last Survivor Life Annuity – No Refund;
	—	Joint and Last Survivor Life Annuity with Twenty Years Certain; or
Plan E	—	Twenty Years Certain.
After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.
If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.
•
If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.
•
If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.
Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see “The Annuity Payout Period – Annuity Tables.”) Your annuity payouts remain fixed for the lifetime of the annuity payout period.
First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:
Pt-1 (1 + i)	=	Pt
1.05

Pt-1	=	prior annuity payout
Pt	=	current annuity payout
i	=	annualized subaccount performance

84 Wells Fargo Advantage Select Variable Annuity — Prospectus

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.
(1)
For all other contracts, the guaranteed annuity purchase rates are based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate.
Terminating the Rider
Rider termination conditions are:
•
you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;
•
you may terminate the rider any time after the expiration of the waiting period;
•
the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and
•
the rider will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.
You may select one of the Income Assurer Benefit riders described below:
Income Assurer Benefit – MAV
The guaranteed income benefit base for the Income Assurer Benefit – MAV is the greater of these three values:
1.
contract value; or
2.
the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or
3.
the maximum anniversary value.
Maximum Anniversary Value (MAV) – is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:
(a)
current contract value; or
(b)
total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.
Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.
If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:
1.
contract value less the market value adjusted excluded payments; or
2.
total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or
3.
the MAV, less market value adjusted excluded payments.
Market Value Adjusted Excluded Payments are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.
Income Assurer Benefit – 5% Accumulation Benefit Base
The guaranteed income benefit base for the Income Assurer Benefit – 5% Accumulation Benefit Base is the greater of these three values:
1.
contract value; or
2.
the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or
3.
the 5% variable account floor.

Wells Fargo Advantage Select Variable Annuity — Prospectus 85

5% Variable Account Floor – is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.
The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:
•
the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus
•
an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.
On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant’s 81st birthday, we increase the variable account floor by adding the amount (“roll-up amount”) equal to 5% of the prior contract anniversary’s variable account floor.
The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:
(a)
is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and
(b)
is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.
The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant’s 81st birthday is zero.
Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.
If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:
(a)
is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and
(b)
is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and
(c)
is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].
If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:
1.
contract value less the market value adjusted excluded payments (described above); or
2.
total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or
3.
the 5% variable account floor, less 5% adjusted excluded payments.
5% Adjusted Excluded Payments are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base
The guaranteed income benefit base for the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:
1.
the contract value;

86 Wells Fargo Advantage Select Variable Annuity — Prospectus

2.
the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;
3.
the MAV (described above); or
4.
the 5% variable account floor (described above).
If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of:
1.
contract value less the market value adjusted excluded payments (described above);
2.
total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;
3.
the MAV, less market value adjusted excluded payments (described above); or
4.
the 5% variable account floor, less 5% adjusted excluded payments (described above).
For an example of how benefits under each Income Assurer Benefit rider are calculated, see Appendix B.
Optional Death Benefits
Benefit Protector Death Benefit Rider (Benefit Protector)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. The Benefit Protector does not provide any additional benefit before the first rider anniversary.
If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.
Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.
The Benefit Protector provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•
the ROP death benefit
•
40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or
•
15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.
Earnings at death: This is determined by taking the current death benefit, and subtracting any purchase payments not previously withdrawn. Partial withdrawals reduce earnings before reducing purchase payments in the contract. This determines how much of the applicable death benefit is made up of contract earnings. We set maximum earnings at death of 250% of purchase payments not previously withdrawn that are one or more years old. Earnings at death cannot be less than zero.
Terminating the Benefit Protector
•
You may terminate the rider within 30 days of the first rider anniversary.
•
You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•
The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.
If your spouse is the sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for “purchase payments not previously withdrawn” used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.

Wells Fargo Advantage Select Variable Annuity — Prospectus 87

NOTE: For special tax considerations associated with the Benefit Protector, see “Taxes.”
For an example, see Appendix L.
Benefit Protector Plus Death Benefit Rider (Benefit Protector Plus)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector Plus provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.
If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.
The Benefit Protector Plus provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•
the benefits payable under the Benefit Protector described above, plus
•
a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:
Rider Year	Percentage if you and the annuitant are under age 70 on the rider effective date	Percentage if you or the annuitant are age 70 or older on the rider effective date
One and Two	0%	0%
Three and Four	10%	3.75%
Five or more	20%	7.5%
Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:
•
the ROP death benefit (see “Benefits in Case of Death”) plus:

Rider Year	If you and the annuitant are under age 70 on the rider effective date, add…	If you or the annuitant are age 70 or older on the rider effective date, add…
One	Zero	Zero
Two	40% × earnings at death (see above)	15% × earnings at death
Three & Four	40% × (earnings at death + 25% of initial purchase payment*)	15% × (earnings at death + 25% of initial purchase payment*)
Five or more	40% × (earnings at death + 50% of initial purchase payment*)	15% × (earnings at death + 50% of initial purchase payment*)
*
Initial purchase payments are payments made within 60 days of rider issue not previously withdrawn.
Terminating the Benefit Protector Plus
•
You may terminate the rider within 30 days of the first rider anniversary.
•
You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•
The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see “Benefits in Case of Death”).
For an example, see Appendix M.
The Annuity Payout Period
As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. Currently, we make annuity payments on a monthly, quarterly, semi-annually and annual basis.

88 Wells Fargo Advantage Select Variable Annuity — Prospectus

Assuming the initial payment is on the same date, more frequent payments will generally result in higher total payments over the year. As discussed below, certain annuity payout options have a “guaranteed period,” during which payments are guaranteed to continue. Longer guaranteed periods will generally result in lower monthly annuity payment amounts. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
We do not deduct any withdrawal charges upon retirement but withdrawal charges may apply when electing to exercise liquidity features we may make available under certain fixed annuity payout options.
You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes – Nonqualified Annuities – Annuity payouts” and “Taxes – Qualified Annuities – Annuity payouts.” If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs, the DCA fixed account and Portfolio Stabilizer funds are not available during this payout period.
Amounts of fixed and variable payouts depend on:
•
the annuity payout plan you select;
•
the annuitant’s age and, in most cases, sex;
•
the annuity table in the contract; and
•
the amounts you allocated to the accounts at settlement.
In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts generally remain the same from month to month unless you have elected an option providing for increasing payments.
For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract – Transfer Policies.”
Annuity Tables
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)
Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.
Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.
Annuity Payout Plans
We make available variable annuity payouts where payout amounts will vary based on the performance of the variable account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose an annuity payout plan by giving us written instructions at least 30 days before the retirement date. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.
•
Plan A – Life annuity – no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.
•
Plan B – Life annuity with five, ten, 15 or 20 years certain: (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period in the event if the annuitant dies

Wells Fargo Advantage Select Variable Annuity — Prospectus 89

before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.
•
Plan C – Life annuity – installment refund: (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.
•
Plan D
–
Joint and last survivor life annuity – no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.
–
Joint and last survivor life annuity with 20 years certain: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts for the remainder of the 20-year period which begins when the first annuity payout is made.
•
Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.)
•
Guaranteed Withdrawal Benefit Annuity Payout Option (available only under contracts with the Guarantor Withdrawal Benefit for Life or Guarantor Withdrawal Benefit rider): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see “Optional Benefits — Guarantor Withdrawal Benefit for Life Rider” or “Optional Benefits — Guarantor Withdrawal Benefit Rider”). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.
For Plan A, if the annuitant dies before the initial payment, no payments will be made. For Plan B, if the annuitant dies before the initial payment, the payments will continue for the guaranteed payout period. For Plan C, if the annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both annuitants die before the initial payment, no payments will be made; however, if one annuitant dies before the initial payment, the payments will continue until the death of the surviving annuitant.
In addition to the annuity payout plans described above, we may offer additional payout plans. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features will result in payouts ceasing.
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number. For annuity payment plans that do not involve lifetime income, the length of the guaranteed period will affect the amount of each payment. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
Utilizing a liquidity feature to withdraw the underlying value of remaining payouts may result in the assessment of a withdrawal charge (See “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”) or a 10% IRS penalty tax. (See “Taxes.”)
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number.

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Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
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in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or
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over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.
If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.
Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect. Payments to beneficiaries are subject to adjustment to comply with the IRS rules and regulations.
Taxes
Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.
Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.
Annuity payouts: Generally, unlike withdrawals described below, the income taxation of annuity payouts is subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity – no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Withdrawals: Generally, if you withdraw all or part of your nonqualified annuity your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.
You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59½ unless certain exceptions apply.
Withholding: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your

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annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you have a valid U.S. address and payments are delivered inside the United States, you may be able to elect not to have federal income tax withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow you to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Federal and state tax withholding rules are subject to change. Annuity payouts and surrenders are subject to the tax withholding rules in effect at the time that they are made, which may differ from the rules described above.
Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death – If You Die Before the Retirement Date”).
Net Investment Income Tax: Certain investment income of high-income individuals (as well as estates and trusts) is subject to a 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.
Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (non-natural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until withdrawn or paid out.
Penalties: If you receive amounts from your nonqualified annuity before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
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because of your death or in the event of non-natural ownership, the death of annuitant;
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because you become disabled (as defined in the Code);
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if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
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if it is allocable to an investment before Aug. 14, 1982; or
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if annuity payouts are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity or for a qualified long-term care insurance contract, and (4) the exchange of a

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qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange.
Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above.
Qualified Annuities
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.
When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.
Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or 3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such payout to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.
Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Withdrawals: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such withdrawal to be directly rolled over to another eligible retirement plan such as an IRA.
Withdrawals from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period or another qualifying event such as death or disability.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions (“RMDs”) beginning at age 73. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.
Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

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If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.
Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.
In the below situations, the distribution is subject to optional withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.
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the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;
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the payout is a RMD as defined under the Code;
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the payout is made on account of an eligible hardship; or
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the payout is a corrective distribution.
State withholding also may be imposed on taxable distributions.
Penalties: If you receive amounts from your qualified contract before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:
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because of your death;
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because you become disabled (as defined in the Code);
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if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
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if the distribution is made following severance from employment during or after the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);
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to pay certain medical or education expenses (IRAs only); or
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if the distribution is made from an inherited IRA or others as allowed by the IRS.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Under current IRS requirements you are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death – If you Die Before the Retirement Date”).
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new withdrawal charge schedule for an annuity contract, or other product rules as applicable.
Assignment: You may not assign or pledge your qualified contract as collateral for a loan.
Other
Purchase payment credits: These are considered earnings and are taxed accordingly when withdrawn or paid out.

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Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59½, if applicable, on the taxable portion.
We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.
RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.
The company includes in its taxable income the net investment income derived from the investment of assets held in its subaccounts because the company is considered the owner of these assets under federal income tax law.  The company may claim certain tax benefits associated with this investment income.  These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.
Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.
If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.
Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.
After annuity payouts begin, the number of votes you have is equal to:
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the reserve held in each subaccount for your contract; divided by
•
the net asset value of one share of the applicable fund.
As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We are the legal owner of all fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from policy owners. We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions. As a result of this proportional voting, in cases when a small number of contract owners vote, their votes will have a greater impact and may even control the outcome.
To the extent that voting rights created under applicable federal securities laws are revised or alter the voting rights described herein, we reserve the right to proceed in accordance with those laws and regulatory guidance.

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Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
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laws or regulations change;
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the existing funds become unavailable; or
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in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.
If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund), provided we obtain any required SEC and state insurance law approval. The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
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add new subaccounts;
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combine any two or more subaccounts;
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transfer assets to and from the subaccounts or the variable account; and
•
eliminate or close any subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Contract
New contracts are not currently being offered.
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Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.
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The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments We May Make to Selling Firms
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We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 5.50% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 0.5% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.
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We may pay selling firms an additional sales commission of up to 1.00% of purchase payments for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.
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In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
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sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
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marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
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providing service to contract owners; and

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•
funding other events sponsored by a selling firm that may encourage the selling firm’s investment professionals to sell the contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.
Sources of Payments to Selling Firms
When we pay the commissions and other compensation described above from our assets. Our assets may include:
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revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see “Fee Table and Examples”);
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compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds – The Funds”);
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compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds – The Funds”); and
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revenues we receive from other contracts we sell that are not securities and other businesses we conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
•
fees and expenses we collect from contract owners, including withdrawal charges; and
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fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements made with selling firms can potentially:
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give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.
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cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
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cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.
Payments to Investment Professionals
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The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.
•
To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.
Issuer
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts (including registered indexed linked annuity contracts) and life insurance policies.
We rely on the exemption from the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), provided by Rule 12h-7 under the 1934 Act. We are obligated to pay all amounts promised to you under the Contract, subject to our financial strength and claims paying ability.
Legal Proceedings
RiverSource Life is involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic

Wells Fargo Advantage Select Variable Annuity — Prospectus 97

conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.
As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including Ameriprise Financial Services, LLC (“AFS”) and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.
These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity.
Financial Statements
The financial statements for the RiverSource Variable Annuity Account, as well as the consolidated financial statements of RiverSource Life, are in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by calling us at 1-800-862-7919, or can be found online at www.ameriprise.com/variableannuities.

98 Wells Fargo Advantage Select Variable Annuity — Prospectus

Appendices
APPENDIX NAME	PAGE #	CROSS-REFERENCE	PAGE #
Appendix A: Investment Options Available Under the Contract	p. 100	The “Nonunitized” Separate Account and the Guarantee Periods Accounts (GPAs)	p. 22
Appendix B: Example – Income Assurer Benefit Rider Fee	p. 108	Charges and Adjustments – Optional Benefit Charges–Optional Living Benefit Charges– Income Assurer Benefit Rider Fee	p. 38
Appendix C: Example – Withdrawal Charges	p. 109	Charges and Adjustments – Transaction Expenses – Withdrawal Charge	p. 29
Appendix D: Example – Death Benefits	p. 112	Benefits in Case of Death	p. 61
Appendix E: Example – Accumulation Protector Benefit Rider	p. 115	Optional Benefits – Optional Living Benefits – Accumulation Protector Benefit Rider	p. 65
Appendix F: Example – Guarantor Withdrawal Benefit for Life Rider	p. 116	Optional Benefits – Optional Living Benefits – Guarantor Withdrawal Benefit for Life Rider	p. 67
Appendix G: Guarantor Withdrawal Benefit for Life Rider – Additional RMD Disclosure	p. 118	Optional Benefits – Optional Living Benefits – Guarantor Withdrawal Benefit for Life Rider	p. 67
Appendix H: Example – Guarantor Withdrawal Benefit – Rider B Disclosure	p. 120	Optional Benefits – Optional Living Benefits – Guarantor Withdrawal Benefit Rider	p. 77
Appendix I: Guarantor Withdrawal Benefit Rider – Additional RMD Disclosure	p. 126	Optional Benefits – Optional Living Benefits – Guarantor Withdrawal Benefit Rider	p. 77
Appendix J: Example – Guarantor Withdrawal Benefit Rider	p. 127	Optional Benefits – Optional Living Benefits – Guarantor Withdrawal Benefit Rider	p. 77
Appendix K: Example – Income Assurer Benefit Riders	p. 129	Optional Benefits – Optional Living Benefits – Income Assurer Benefit Riders	p. 82
Appendix L: Example – Benefit Protector Death Benefit Rider	p. 134	Optional Benefits – Optional Death Benefits – Benefit Protector Death Benefit Rider	p. 87
Appendix M: Example – Benefit Protector Plus Death Benefit Rider	p. 136	Optional Benefits – Optional Death Benefits – Benefit Protector Plus Death Benefit Rider	p. 88
Appendix N: Example – Withdrawal Benefit Riders: Elective Step Up or Elective Spousal Continuation Step Up	p. 138	Optional Benefits – Optional Living Benefits	p. 65
The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide information about the funds available under the contract.
In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.
The examples of death benefits and optional riders in appendices D through F and J through M include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

Wells Fargo Advantage Select Variable Annuity — Prospectus 99

Appendix A: Investment Options Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversource.annuityservice@ampf.com. Depending on the optional benefits you choose, and contract application sign date, you may not be able to invest in certain funds. See table below, “Funds Available Under the Optional Benefits Offered Under the Contract”.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	AB VPS International Value Portfolio (Class B) AllianceBernstein L.P.	1.17%	4.81%	3.29%	3.00%
Seeks long-term growth of capital.	AB VPS Relative Value Portfolio (Class B) AllianceBernstein L.P.	0.86%	12.76%	9.54%	9.39%
Seeks long-term capital appreciation.	Allspring VT Discovery All Cap Growth Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	1.00%[1]	21.00%	10.75%	12.12%
Seeks long-term total return, consisting of capital appreciation and current income.	Allspring VT Index Asset Allocation Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	1.00%[1]	14.87%	8.51%	7.94%
Seeks long-term capital appreciation.	Allspring VT Opportunity Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	1.00%[1]	15.05%	11.72%	10.78%
Seeks long-term capital appreciation.	Allspring VT Small Cap Growth Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	1.17%	18.70%	6.60%	8.65%
Seeks capital appreciation.	BNY Mellon Investment Portfolios, Technology Growth Portfolio - Service Shares BNY Mellon Investment Adviser, Inc.. Adviser; Newton Investment Management North America, LLC, sub-adviser.	1.15%	25.39%	15.29%	14.79%
Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon Variable Investment Fund, Appreciation Portfolio - Service Shares BNY Mellon Investment Adviser, Inc., adviser; Fayez Sarofim & Co., sub-investment adviser.	1.10%	12.48%	11.66%	11.28%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.80%	25.89%	8.28%	13.92%

100 Wells Fargo Advantage Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3) Columbia Management Investment Advisers, LLC	0.86%[1]	15.28%	6.12%	8.75%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 3) Columbia Management Investment Advisers, LLC	1.22%[1]	5.50%	(8.23%)	(0.89%)
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 3) Columbia Management Investment Advisers, LLC	0.49%[1]	4.84%	3.53%	2.16%
Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Variable Portfolio - High Yield Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.77%[1]	6.95%	2.29%	3.64%
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.65%	1.85%	(3.60%)	0.08%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Large Cap Growth Fund (Class 3) Columbia Management Investment Advisers, LLC	0.85%	31.19%	8.74%	17.33%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 3) Columbia Management Investment Advisers, LLC	0.38%	24.54%	8.52%	14.07%
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 3) Columbia Management Investment Advisers, LLC	0.95%[1]	23.52%	2.20%	10.94%
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3) Columbia Management Investment Advisers, LLC	0.59%	1.44%	(2.81%)	(0.95%)

Wells Fargo Advantage Select Variable Annuity — Prospectus 101

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	CTIVP® - BlackRock Global Inflation-Protected Securities Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.	0.75%[1]	(1.06%)	(5.36%)	(0.68%)
Seeks to provide shareholders with long-term growth of capital.	CTIVP® - Victory Sycamore Established Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.	0.95%	9.77%	5.39%	10.72%
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.81%	33.45%	16.74%	13.33%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.82%	17.18%	11.06%	8.94%
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.98%	4.81%	5.50%	6.06%
Seeks high total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.	Franklin Global Real Estate VIP Fund - Class 2 Franklin Templeton Institutional, LLC	1.25%[1]	(0.32%)	(0.30%)	2.30%

102 Wells Fargo Advantage Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Income VIP Fund - Class 2 Franklin Advisers, Inc.	0.72%[1]	7.20%	5.29%	5.27%
Seeks long-term capital appreciation.	Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares Goldman Sachs Asset Management, L.P.	0.82%[1]	12.40%	9.85%	7.98%
Non-diversified fund that seeks capital growth.	Invesco V.I. American Franchise Fund, Series II Shares Invesco Advisers, Inc.	1.10%	34.56%	15.56%	13.88%
Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco V.I. Comstock Fund, Series II Shares Invesco Advisers, Inc.	1.01%	14.87%	11.31%	9.21%
Seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares Invesco Advisers, Inc.	1.10%	23.92%	9.92%	11.29%
Seeks capital appreciation.	Invesco V.I. Global Fund, Series II Shares Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%
Seeks total return	Invesco V.I. Global Strategic Income Fund, Series II Shares Invesco Advisers, Inc.	1.18%[1]	3.02%	(0.43%)	1.28%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund®, Series II Shares Invesco Advisers, Inc.	1.11%	12.41%	10.21%	8.73%
The fund pursues long-term total return using a strategy that seeks to protect against U.S. inflation.	LVIP American Century Inflation Protection Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.72%[1]	1.54%	1.22%	1.73%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Value Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.86%[1]	9.29%	8.41%	8.01%

Wells Fargo Advantage Select Variable Annuity — Prospectus 103

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	Putnam VT Global Health Care Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor; Sub-advisers-Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.98%	1.43%	7.94%	7.65%
Seeks capital appreciation.	Putnam VT Small Cap Value Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers-Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	1.02%	6.20%	10.71%	8.10%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Templeton Global Bond VIP Fund - Class 2 Franklin Advisers, Inc.	0.75%[1]	(11.37%)	(4.85%)	(2.03%)
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	1.04%	13.20%	2.78%	7.64%
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	1.04%	13.21%	2.77%	7.64%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.87%[1]	4.42%	(1.47%)	1.46%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.87%[1]	4.49%	(1.45%)	1.46%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.95%	4.31%	(1.86%)	0.96%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.98%	6.80%	(0.87%)	2.32%

104 Wells Fargo Advantage Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	1.01%	11.98%	1.11%	5.18%
Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.98%	9.41%	0.18%	3.82%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.97%	8.72%	0.80%	4.73%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.97%	8.71%	0.80%	4.72%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	1.01%	11.00%	1.68%	6.13%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	1.01%	10.98%	1.68%	6.13%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.94%	6.41%	(0.45%)	2.98%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.94%	6.40%	(0.46%)	2.97%
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.97%[1]	7.83%	1.41%	6.11%
Seeks long-term capital appreciation.	Wanger Acorn (on or about June 1, 2025 to be known as Columbia Variable Portfolio - Acorn Fund) Columbia Wanger Asset Management, LLC	0.91%[1]	14.18%	(2.57%)	4.58%
1
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
2
This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including management fees.
3
This Fund is managed in a way that is intended to minimize volatility of returns. See “Principal Risks of Investing in the Contract.”

Wells Fargo Advantage Select Variable Annuity — Prospectus 105

Funds Available Under the Optional Benefits Offered Under the Contract
For contracts issued with the optional living benefit riders, you are required to invest in the Portfolio Navigator or Portfolio Stabilizer funds listed below (See “Portfolio Navigator Program (PN Program) and Portfolio Stabilizer Funds”):
Portfolio Navigator Funds:
1.Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)
2.Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)
3.Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)
4.Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)
5.Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)
Portfolio Stabilizer Funds:
1.
Variable Portfolio – Managed Risk Fund (Class 2)
2.
Variable Portfolio – Managed Risk U.S. Fund (Class 2)
3.
Variable Portfolio – Managed Volatility Growth Fund (Class 2)
4.
Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
5.
Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
6.
Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
7.
Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
8.
Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
9.
Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)

106 Wells Fargo Advantage Select Variable Annuity — Prospectus

The following is a list of investment options that earn fixed interest for a specified term currently available under the contract. We may change the features of the fixed interest options listed below and terminate existing options. We will provide you with written notice before doing so. Depending on the optional benefits you choose, you may not be able to invest in certain fixed investment options. See table above “Funds Available Under the Optional Benefits Offered Under the Contract." See “The ‘Nonunitized’ Separate Account and the Guarantee Period Accounts (GPAs)” and “The One-Year Fixed Account” in the prospectus for more information about the fixed interest investment options.
Note: A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period. This may result in a significant reduction in your contract value. See “Charges and Adjustments – Adjustments –Market Value Adjustments” in the prospectus for more information about the MVA.
Name	Term	Minimum Guaranteed Interest Rate
1 Year Guarantee Period Account	1 Year	3.00%
2 Year Guarantee Period Account	2 Years	3.00%
3 Year Guarantee Period Account	3 Years	3.00%
4 Year Guarantee Period Account	4 Years	3.00%
5 Year Guarantee Period Account	5 Years	3.00%
6 Year Guarantee Period Account	6 Years	3.00%
7 Year Guarantee Period Account	7 Years	3.00%
8 Year Guarantee Period Account	8 Years	3.00%
9 Year Guarantee Period Account	9 Years	3.00%
10 Year Guarantee Period Account	10 Years	3.00%

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below or terminate existing Fixed Options. We will provide you with written notice before doing so.
Note: If amounts are withdrawn from a Fixed Option before the end of its term, we will not apply a contract adjustment.

Name	Term	Contract Issue Year	Minimum Guaranteed Interest Rate
One-Year Fixed Account	1 Year	All	3.00%
DCA Fixed Account	6 Months	All	3.00%
DCA Fixed Account	1 Year	All	3.00%

Wells Fargo Advantage Select Variable Annuity — Prospectus 107

Appendix B: Example – Income Assurer Benefit Rider Fee
Assumptions:
You purchase the contract with a payment of $50,000 and allocate all of your payment to the protected investment options and make no transfers, add-ons or withdrawals; and
•
on the first contract anniversary your total contract value is $55,545; and
•
on the second contract anniversary your total contract value is $53,270.
•
We would calculate the Guaranteed Income Benefit Base for each Income Assurer Benefit on the second anniversary as follows:
The Income Assurer Benefit – MAV Guaranteed Income Benefit Base is the greatest of the following values:
Purchase Payments less adjusted partial withdrawals:	$50,000
Contract value on the second anniversary:	$53,270
Maximum Anniversary Value:	$55,545
Income Assurer Benefit – MAV Guaranteed Income Benefit Base	$55,545
The Income Assurer Benefit – 5% Accumulation Guaranteed Income Benefit Base is the greatest of the following values:
Purchase Payments less adjusted partial withdrawals:	$50,000
Contract value on the second anniversary:	$53,270
5% Variable Account Floor = 1.05 × 1.05 × $50,000	$55,125
Income Assurer Benefit – 5% Accumulation Guaranteed Income Benefit Base	$55,125
The Income Assurer Benefit – Greater of MAV or 5% Accumulation Guaranteed Income Benefit Base is the greatest of the following values:
Purchase Payments less adjusted partial withdrawals:	$50,000
Contract value on the second anniversary:	$53,270
Maximum Anniversary Value:	$55,545
5% Variable Account Floor = 1.05 × 1.05 × $50,000	$55,125
Income Assurer Benefit – Greater of MAV or 5% Accumulation Guaranteed Income Benefit Base	$55,545
The Income Assurer Benefit fee deducted from your contract value would be:
Income Assurer Benefit – MAV fee =	0.30% × $55,545 = $166.64
Income Assurer Benefit – 5% Accumulation Benefit Base fee =	0.60% × $55,125 = $330.75
Income Assurer Benefit – MAV or 5% Accumulation Benefit Base fee =	0.65% × $55,545 = $361.04

108 Wells Fargo Advantage Select Variable Annuity — Prospectus

Appendix C: Example – Withdrawal Charges
For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:
1.
First, in each contract year, we withdraw amounts totaling:
•
up to 10% of your prior anniversary’s contract value or your contract’s remaining benefit payment if you elected the Guarantor Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary’s contract value. We do not assess a withdrawal charge on this amount.
•
up to 10% of your prior anniversary’s contract value or the greater of your contract’s remaining benefit payment or remaining annual lifetime payment if you elected the Guarantor Withdrawal Benefit for Life rider, and the greater of your RALP and your remaining benefit payment is greater than 10% of your prior anniversary’s contract value. We do not assess a withdrawal charge on this amount.
2.
Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.
3.
Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.
4.
Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a “first-in, first-out” (FIFO) basis. We do assess a withdrawal charge on these payments.
After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:
PPW = XSF + (ACV – XSF) / (CV – TFA) × (PPNPW – XSF)
If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.
We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount GPA, the one-year fixed account or the DCA fixed account If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.
The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.
Full withdrawal charge calculation — seven-year withdrawal charge schedule:
This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of each purchase payment) withdrawal charge schedule and the following history:
Assumptions:
•
We receive a single $50,000 purchase payment;
•
During the fourth contract year you withdraw the contract for its total value. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and
•
You have made no prior withdrawals.
We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
	Contract value just prior to withdrawal:	$60,000.00	$40,000.00
	Contract value on prior anniversary:	58,000.00	42,000.00
We calculate the withdrawal charge as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of withdrawal as:
	Contract value just prior to withdrawal (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously withdrawn (PPNPW):	50,000.00	50,000.00
	Earnings in the contract (but not less than zero):	10,000.00	0.00

Wells Fargo Advantage Select Variable Annuity — Prospectus 109

			Contract with Gain	Contract with Loss
Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:		10,000.00	0.00
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	TFA (but not less than zero):		10,000.00	4,200.00
Step 3.	Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
	Contract value withdrawn:		60,000.00	40,000.00
	Less earnings in the contract:		10,000.00	0.00
	ACV (but not less than zero):		50,000.00	40,000.00
Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings.
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	Less earnings in the contract:		10,000.00	0.00
	XSF (but not less than zero):		0.00	4,200.00
Step 5.	Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:
	PPW	= XSF + (ACV – XSF) / (CV – TFA) × (PPNPW – XSF)
	XSF from Step 4 =
	ACV from Step 3 =		0.00	4,200.00
	CV from Step 1 =		50,000.00	40,000.00
	TFA from Step 2=		60,000.00	40,000.00
	PPNPW from Step 1 =		10,000.00	4,200.00
	PPW =		50,000.00	50,000.00
Step 6.	We then calculate the withdrawal charge as a percentage of PPW. Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
	PPW:		50,000.00	50,000.00
	less XSF:		0.00	4,200.00
	amount of PPW subject to a withdrawal charge:		50,000.00	45,800.00
	multiplied by the withdrawal charge rate:		× 7.0%	× 7.0%
	withdrawal charge:		3,500.00	3,206.00
Step 7.	The dollar amount you will receive as a result of your full withdrawal is determined as:
	Contract value withdrawn:		60,000.00	40,000.00
	Withdrawal charge:		(3,500.00)	(3,206.00)
	Contract charge (assessed upon full withdrawal):		(40.00)	(40.00)
	Net full withdrawal proceeds:		$56,460.00	$36,754.00
Partial withdrawal charge calculation — seven-year withdrawal charge schedule:
This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of each purchase payment) withdrawal charge schedule and the following history:
Assumptions:
•
We receive a single $50,000 purchase payment;
•
During the fourth contract year you request a net partial withdrawal of $15,000.00. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and
•
You have made no prior withdrawals.

110 Wells Fargo Advantage Select Variable Annuity — Prospectus

We will look at two situations, one where the contract has a gain and another where there is a loss:
			Contract with Gain	Contract with Loss
	Contract value just prior to withdrawal:		$60,000.00	$40,000.00
	Contract value on prior anniversary:		58,000.00	42,000.00
We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.

We calculate the withdrawal charge for each estimate as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of withdrawal as:
	Contract value just prior to withdrawal (CV):		60,000.00	40,000.00
	Less purchase payments received and not previously withdrawn (PPNPW):		50,000.00	50,000.00
	Earnings in the contract (but not less than zero):		10,000.00	0.00
Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:		10,000.00	0.00
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	TFA (but not less than zero):		10,000.00	4,200.00
Step 3.	Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
	Contract value withdrawn:		15,376.34	16,062.31
	Less earnings in the contract:		10,000.00	0.00
	ACV (but not less than zero):		5,376.34	16,062.31
Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings.
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	Less earnings in the contract:		10,000.00	0.00
	XSF (but not less than zero):		0.00	4,200.00
Step 5.	Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:
	PPW	= XSF + (ACV – XSF) / (CV – TFA) × (PPNPW – XSF)
	XSF from Step 4 =		0.00	4,200.00
	ACV from Step 3 =		5,376.34	16,062.31
	CV from Step 1 =		60,000.00	40,000.00
	TFA from Step 2 =		10,000.00	4,200.00
	PPNPW from Step 1 =		50,000.00	50,000.00
	PPW =		5,376.34	19,375.80
Step 6.	We then calculate the withdrawal charge as a percentage of PPW. Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
	PPW:		5,376.34	19,375.80
	less XSF:		0.00	4,200.00
	amount of PPW subject to a withdrawal charge:		5,376.34	15,175.80
	multiplied by the withdrawal charge rate:		× 7.0%	× 7.0%
	withdrawal charge:		376.34	1,062.31
Step 7.	The dollar amount you will receive as a result of your partial withdrawal is determined as:
	Contract value withdrawn:		15,376.34	16,062.31
	Withdrawal charge:		(376.34)	(1,062.31)
	Net partial withdrawal proceeds:		$15,000.00	$15,000.00

Wells Fargo Advantage Select Variable Annuity — Prospectus 111

Appendix D: Example – Death Benefits
Example – ROP Death Benefit
Assumptions:
•
You purchase the contract with a payment of $20,000;
•
On the first contract anniversary you make an additional purchase payment of $5,000;
•
During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal, including withdrawal charge; and
•
During the third contract year the contract value grows to $23,000.

We calculate the ROP Death Benefit as follows:
1.	Contract value at death:	$23,000.00
2.	Purchase payments minus adjusted partial withdrawals:
	Total purchase payments:	$25,000.00
	minus adjusted partial withdrawals calculated as:
	$1,500 × $25,000 =	–1,704.55
	$22,000
	for a death benefit of:	$23,295.45
ROP Death Benefit, calculated as the greatest of these two values:			$23,295.45
Example – MAV Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000;
•
On the first contract anniversary the contract value grows to $26,000; and
•
During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

We calculate the MAV Death Benefit, which is based on the greater of three values, as follows:
1.	Contract value at death:	$20,500.00
2.	Purchase payments minus adjusted partial withdrawals:
	Total purchase payments:	$25,000.00
	minus adjusted partial withdrawals, calculated as:
	$1,500 × $25,000 =	–1,704.55
	$22,000
	for a death benefit of:	$23,295.45
3.	The MAV immediately preceding the date of death:
	Greatest of your contract anniversary values:	$26,000.00
	plus purchase payments made since the prior anniversary:	+0.00
	minus adjusted partial withdrawals, calculated as:
	$1,500 × $26,000 =	–1,772.73
	$22,000
	for a death benefit of:	$24,227.27
The MAV Death Benefit, calculated as the greatest of these three values, which is the MAV:			$24,227.27
Example – 5% Accumulation Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPA account and $20,000 allocated to the subaccounts;
•
On the first contract anniversary the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

112 Wells Fargo Advantage Select Variable Annuity — Prospectus

•
During the second contract year GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greatest of three values, is calculated as follows:
1.	Contract value at death:	$22,800.00
2.	Purchase payments minus adjusted partial withdrawals:
	Total purchase payments:	$25,000.00
	minus adjusted partial withdrawals, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a death benefit of:	$23,456.79
3.	The 5% accumulation death benefit floor:
	The variable account floor on the first contract anniversary, calculated as: 1.05 × $20,000 =	$21,000.00
	plus amounts allocated to the subaccounts since that anniversary:	+0.00
	minus the 5% accumulation death benefit floor adjusted partial withdrawal from the subaccounts, calculated as:
	$1,500 × $21,000 =	–1,657.89
	$19,000
	variable account floor benefit:	$19,342.11
	plus the GPA account value:	+5,300.00
	5% accumulation death benefit floor (value of the GPA account, the one-year fixed account and the variable account floor):	$24,642.11
The 5% Accumulation Death Benefit, calculated as the greatest of these three values, which is the 5% accumulation death benefit floor:			$24,642.11
Example – Enhanced Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPA account and $20,000 allocated to the subaccounts;
•
On the first contract anniversary the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and
•
During the second contract year the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greatest of four values, is calculated as follows:
1.	Contract value at death:	$22,800.00
2.	Purchase payments minus adjusted partial withdrawals:
	Total purchase payments:	$25,000.00
	minus adjusted partial withdrawals, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a death benefit of:	$23,456.79
3.	The MAV on the anniversary immediately preceding the date of death:
	The MAV on the immediately preceding anniversary:	$25,000.00
	plus purchase payments made since that anniversary:	+0.00
	minus adjusted partial withdrawals made since that anniversary, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a MAV Death Benefit of:	$23,456.79

Wells Fargo Advantage Select Variable Annuity — Prospectus 113

4.	The 5% accumulation death benefit floor:
	The variable account floor on the first contract anniversary calculated as: 1.05 × $20,000 =	$21,000.00
	plus amounts allocated to the subaccounts since that anniversary:	+0.00
	minus the 5% accumulation death benefit floor adjusted partial withdrawal from the subaccounts, calculated as:
	$1,500 × $21,000 =	–1,657.89
	$19,000
	variable account floor benefit:	$19,342.11
	plus the GPA account value:	+5,300.00
	5% accumulation death benefit floor (value of GPAs, the one-year fixed account and the variable account floor):	$24,642.11
Enhanced Death Benefit, calculated as the greatest of these four values, which is the 5% accumulation death benefit floor:			$24,642.11

114 Wells Fargo Advantage Select Variable Annuity — Prospectus

Appendix E: Example – Accumulation Protector Benefit Rider
Example – Accumulation Protector Benefit Rider
The following example shows how the Accumulation Protector Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.
Assumptions:
•
You purchase the contract (with the Accumulation Protector Benefit rider) with a payment of $100,000.
•
You make no additional purchase payments.
•
You do not exercise the Elective Step-up option
•
The Accumulation Protector Benefit rider fee is 0.80%.

End of Contract Year	Assumed Net Rate of Return	Partial Withdrawal (beginning of year)	Adjusted Partial Withdrawal	MCAV	Accumulation Benefit Amount	Contract Value
1	12%	0	0	100,000	0	111,104
2	15%	0	0	101,398	0	126,747
3	3%	0	0	103,604	0	129,505
4	-8%	0	0	103,604	0	118,192
5	-15%	0	0	103,604	0	99,634
6	20%	2,000	2,080	101,525	0	116,224
7	15%	0	0	106,071	0	132,588
8	-10%	0	0	106,071	0	118,375
9	-20%	5,000	4,480	101,590	0	89,851
10	-12%	0	0	101,590	23,334	78,256

Wells Fargo Advantage Select Variable Annuity — Prospectus 115

Appendix F: Example – Guarantor Withdrawal Benefit for Life Rider
Example #1: Covered person has not reached age 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000.
•
You are the sole owner and also the annuitant. You are age 60.
•
You make no additional payments to the contract.
•
Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$N/A	$N/A
0.5	0	7,000	92,000	100,000	93,000	7,000	0	N/A	N/A
1	0	0	91,000	100,000	93,000	7,000	7,000	N/A	N/A
1.5	0	7,000	83,000	100,000	86,000	7,000	0	N/A	N/A
2	0	0	81,000	100,000	86,000	7,000	7,000	N/A	N/A
5	0	0	75,000	100,000	86,000	7,000	7,000	5,160 (1)	5,160 (1)
5.5	0	5,160	70,000	100,000	80,840	7,000	1,840	5,160	0
6	0	0	69,000	100,000	80,840	7,000	7,000	5,160	5,160
6.5	0	7,000	62,000	100,000	73,840	7,000	0	3,720 (2)	0
7	0	0	70,000	100,000	73,840	7,000	7,000	4,200	4,200
7.5	0	10,000	51,000	51,000 (3)	51,000 (3)	3,570	0	3,060 (3)	0
8	0	0	55,000	55,000	55,000	3,850	3,850	3,300	3,300
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.
(1)
The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2)
The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3)
The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
Example #2: Covered person has reached 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000.
•
You are the sole owner and also the annuitant. You are age 65.
•
You make no additional payments to the contract.
•
Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$6,000	$6,000
1	0	0	105,000	105,000	105,000	7,350	7,000 (1)	6,300	6,000 (1)
2	0	0	110,000	110,000	110,000	7,700	7,000 (1)	6,600	6,000 (1)
3	0	0	110,000	110,000	110,000	7,700	7,700 (2)	6,600	6,600 (2)
3.5	0	6,600	110,000	110,000	103,400	7,700	1,100	6,600	0
4	0	0	115,000	115,000	115,000	8,050	8,050	6,900	6,900
4.5	0	8,050	116,000	115,000	106,950	8,050	0	6,900 (3)	0
5	0	0	120,000	120,000	120,000	8,400	8,400	7,200	7,200
5.5	0	10,000	122,000	120,000 (4)	110,000 (4)	8,400	0	7,200 (4)	0

116 Wells Fargo Advantage Select Variable Annuity — Prospectus

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
6	0	0	125,000	125,000	125,000	8,750	8,750	7,500	7,500
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.
(1)
The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2)
On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)
The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)
The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

Wells Fargo Advantage Select Variable Annuity — Prospectus 117

Appendix G: Guarantor Withdrawal Benefit for Life Rider – Additional Required Minimum Distribution (RMD) Disclosure
This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor Withdrawal Benefit for Life rider to satisfy the RMD rules under Section 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days’ written notice to you.
For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:
(1)
If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,
•
Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.
•
Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
•
Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.
•
Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life rider.
(2)
If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,
•
A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.
•
Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.
•
Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.
•
Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life rider.
(3)
If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,
•
An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.
•
This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.
The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:
(1)
determined by us each calendar year;
(2)
based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life rider is attached as of the date we make the determination; and
(3)
based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:
1.
an individual retirement annuity (Section 408(b));
2.
a Roth individual retirement account (Section 408A);
3.
a Simplified Employee Pension plan (Section 408(k));
4.
a tax-sheltered annuity rollover (Section 403(b)).
In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

118 Wells Fargo Advantage Select Variable Annuity — Prospectus

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

Wells Fargo Advantage Select Variable Annuity — Prospectus 119

Appendix H: Guarantor Withdrawal Benefit – Rider B Disclosure
The Guarantor Withdrawal Benefit rider is an optional benefit that was offered for an additional annual charge if(1):
•
your contract application was signed prior to April 29, 2005(2);
•
the rider was available in your state; and
•
you and the annuitant were 79 or younger on the date the contract was issued.
(1)
The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.
(2)
In previous disclosure, we have referred to this rider as Rider B. This rider is no longer available for purchase. See the Guarantor Withdrawal Benefit for Life and Guarantor Withdrawal Benefit sections in this prospectus for information about currently offered versions of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.
You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.
We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.
The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP – the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.
If you withdraw an amount greater than the allowed amount in a contract year, we call this an “excess withdrawal” under the rider. If you make an excess withdrawal under the rider:
•
withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;
•
the guaranteed benefit amount will be adjusted as described below; and
•
the remaining benefit amount will be adjusted as described below.
For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”). Market value adjustments, if applicable, will also be made (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefit (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Withdrawals”).
Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see “Elective Step Up” and “Annual Step Up” below), the special spousal continuation step up election (see “Spousal Continuation and Special Spousal Continuation Step Up” below) or change your investment option, the rider charge may change (see “Charges and Adjustments”).
You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•
Investment Allocation Restrictions: You must participate in the PN program if you purchase a contract on or after May 1, 2006 with this rider (see “Making the Most of Your Contract – Portfolio Navigator Program”). If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see “Making the Most of Your Contract – Asset Allocation Program”), however, you may elect to participate in the

120 Wells Fargo Advantage Select Variable Annuity — Prospectus

Portfolio Navigator program after May 1, 2006. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion in the future. This limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See “Making the Most of Your Contract – Asset Allocation Program and Portfolio Navigator Program and Portfolio Stabilizer Funds.”). You may make qualifying purchase payments and purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen;
•
Tax Considerations for Non-Qualified Annuities: Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59½ may also incur a 10% IRS early withdrawal penalty and may be considered taxable income;
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to modify our administrative practice and will give you 30 days’ written notice of any such change. See Appendix I for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships are not recognized as marriages for federal tax purposes. For additional information see “Taxes – Other – Spousal status” section of this prospectus.
•
Limitations on Tax-Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA – Special Provisions”). Therefore, the Guarantor Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;
•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions, which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract – Purchase Payments”.
•
Interaction with the Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract’s TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.
The terms “Guaranteed Benefit Amount” and “Remaining Benefit Amount” are described below. Each is used in the operation of the GBP, the RBP, the elective step up, the annual step up, the special spousal continuation step up and the Guarantor Withdrawal Benefit annuity payout option.
Guaranteed Benefit Amount
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.
The GBA is determined at the following times:
•
At contract issue – the GBA is equal to the initial purchase payment, plus any purchase payment credit;
•
When you make additional purchase payments – each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

Wells Fargo Advantage Select Variable Annuity — Prospectus 121

•
At step up – (see “Elective Step Up” and “Annual Step Up” headings below).
•
When you make a partial withdrawal:
(a)
and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP – the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;
(b)
and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP – the following excess withdrawal processing will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;
(c)
under the original rider in a contract year after a step up but before the third contract anniversary – the following excess withdrawal processing will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;
GBA Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)
is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)
is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
Remaining Benefit Amount
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.
The RBA is determined at the following times:
•
At contract issue – the RBA is equal to the initial purchase payment plus any purchase payment credit;
•
When you make additional purchase payments – each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credits are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;
•
At step up – (see “Elective Step Up” and “Annual Step Up” headings below).
•
When you make a partial withdrawal:
(a)
and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP – the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;
(b)
and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP – the following excess withdrawal processing will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;
(c)
under the original rider after a step up but before the third contract anniversary – the following excess withdrawal processing will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups.
RBA Excess Withdrawal Processing
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.
If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment’s RBA in the following manner:
The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.
Guaranteed Benefit Payment
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary (see “Elective Step Up” above). The GBP is equal to 7% of the GBA.

122 Wells Fargo Advantage Select Variable Annuity — Prospectus

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted. The GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.
Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.
Remaining Benefit Payment
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.
Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.
Each additional purchase payment has its own RBP established equal to that payment’s GBP. The total RBP is equal to the sum of the individual RBPs.
Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.
Elective Step Up (under the original rider only)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.
The elective step up is subject to the following rules:
•
If you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;
•
If you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;
•
If you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the “Guaranteed Benefit Amount” and “Remaining Benefit Amount” headings above; and
•
You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.
You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:
•
The effective date of the elective step up is the valuation date we receive your written request to step up.
•
The RBA will be increased to an amount equal to the contract value (after charges are deducted) on the valuation date we receive your written request to step up.
•
The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value (after charges are deducted) on the valuation date we receive your written request to step up.
•
The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.
•
The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.
You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.
Annual Step Up (under the enhanced rider only)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.
The annual step up is subject to the following rules:
•
The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.
•
If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

Wells Fargo Advantage Select Variable Annuity — Prospectus 123

•
If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.
•
Only one step up is allowed each contract year.
•
If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;
•
You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.
The annual step up will be determined as follows:
•
The RBA will be increased to an amount equal to the contract value (after charges are deducted) on the step up date.
•
The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value (after charges are deducted) on the step up date.
•
The GBP will be calculated as described earlier, but based on the increased GBA and RBA.
•
The RBP will be reset as follows:
(a)
Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.
(b)
At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.
Spousal Continuation and Special Spousal Continuation Step Up
If a surviving spouse elects to continue the contract, this rider also continues. However, if the covered spouse continues contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.
A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse’s election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse’s written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.
It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.
At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.
Guaranteed Withdrawal Benefit Annuity Payout Option
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.
Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This annuity payout option may also be elected by the beneficiary of a contract as a settlement option if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the

124 Wells Fargo Advantage Select Variable Annuity — Prospectus

proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.
If Contract Value Reduces to Zero
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:
•
you will be paid according to the annuity payout option described above;
•
we will no longer accept additional purchase payments;
•
you will no longer be charged for the rider;
•
any attached death benefit riders will terminate; and
•
the death benefit becomes the remaining payments under the annuity payout option described above.
If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.
For an example, see Appendix J.

Wells Fargo Advantage Select Variable Annuity — Prospectus 125

Appendix I: Guarantor Withdrawal Benefit Rider – Additional Required Minimum Distribution (RMD) Disclosure
This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor Withdrawal Benefit rider (including Riders A and B) to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal procedures described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days’ written notice to you.
For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and the enhanced riders is to allow amounts you withdraw to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:
(1)
If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.
(2)
Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
(3)
Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.
(4)
Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor Withdrawal Benefit rider.
The ALERMDA is:
(1)
determined by us each calendar year;
(2)
based solely on the value of the contract to which the Guarantor Withdrawal Benefit rider is attached as of the date we make the determination; and
(3)
based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:
1.
an individual retirement annuity (Section 408(b));
2.
a Roth individual retirement account (Section 408A);
3.
a Simplified Employee Pension plan (Section 408(k));
4.
a tax-sheltered annuity rollover (Section 403(b)).
In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.
In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

126 Wells Fargo Advantage Select Variable Annuity — Prospectus

Appendix J: Example – Guarantor Withdrawal Benefit Rider
Example of the Guarantor Withdrawal Benefit – This example illustrates both Rider A and Rider B.
Assumptions:
•
You purchase the contract with a payment of $100,000.

The Guaranteed Benefit Amount (GBA) equals your purchase payment:	$100,000
The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
0.07 × $100,000 =	$7,000
The Remaining Benefit Amount (RBA) equals your purchase payment:	$100,000
On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$110,000
The GBA equals 100% of your contract value:	$110,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $110,000 =	$7,700
During the fourth contract year you decide to take a partial withdrawal of $7,700.
You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
$110,000 – $7,700 =	$102,300
The GBA equals the GBA immediately prior to the partial withdrawal:	$110,000
The GBP equals 7% of your GBA:
0.07 × $110,000 =	$7,700
On the fourth contract anniversary you make an additional purchase payment of $50,000.
The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
$102,300 + $50,000 =	$152,300
The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
$110,000 + $50,000 =	$160,000
The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
$7,700 + $3,500 =	$11,200
On the fifth contract anniversary your contract value grows to $200,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$200,000
The GBA equals 100% of your contract value:	$200,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $200,000 =	$14,000
During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal;
$230,000 – $20,000 =	$210,000
(2) your prior RBA less the amount of the partial withdrawal.
$200,000 – $20,000 =	$180,000
Reset RBA = lesser of (1) or (2) =	$180,000
The GBA gets reset to the lesser of:
(1) your prior GBA	$200,000
(2) your contract value immediately following the partial withdrawal;
$230,000 – $20,000 =	$210,000
Reset GBA = lesser of (1) or (2) =	$200,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $200,000 =	$14,000
During the eight contract year your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal;
$175,000 – $25,000 =	$150,000
(2) your prior RBA less the amount of the partial withdrawal.
$180,000 – $25,000 =	$155,000

Wells Fargo Advantage Select Variable Annuity — Prospectus 127

Reset RBA = lesser of (1) or (2) =	$150,000
The GBA gets reset to the lesser of:
(1) your prior GBA;	$200,000
(2) your contract value immediately following the partial withdrawal;
$175,000 – $25,000 =	$150,000
Reset GBA = lesser of (1) or (2) =	$150,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $150,000 =	$10,500

128 Wells Fargo Advantage Select Variable Annuity — Prospectus

Appendix K: Example – Income Assurer Benefit Riders
The purpose of these examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract’s standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. The contract values shown are hypothetical and do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as “protected investment options”) and the fees and charges that apply to your contract.
For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity – No Refund.
Remember that the riders require you to participate in the PN program. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some PN program investment options include protected investment options and excluded investment options (Columbia Variable Portfolio – Government Money Market Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit – 5% Accumulation Benefit Base rider and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in PN program investment options.
Assumptions:
You purchase the contract during the 2006 calendar year with a payment of $100,000; and
•
you invest all contract value in the subaccounts (protected investment options); and
•
you make no additional purchase payments, partial withdrawals or changes in PN program investment option; and
•
the annuitant is male and age 55 at contract issue; and
•
the joint annuitant is female and age 55 at contract issue.
Example – Income Assurer Benefit – MAV
Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:
Contract Anniversary	Assumed Contract Value	Purchase Payments	Maximum Anniversary Value (MAV)(1)	Guaranteed Income Benefit Base – MAV(2)
1	$108,000	$100,000	$108,000	$108,000
2	125,000	none	125,000	125,000
3	132,000	none	132,000	132,000
4	150,000	none	150,000	150,000
5	85,000	none	150,000	150,000
6	121,000	none	150,000	150,000
7	139,000	none	150,000	150,000
8	153,000	none	153,000	153,000
9	140,000	none	153,000	153,000
10	174,000	none	174,000	174,000
11	141,000	none	174,000	174,000
12	148,000	none	174,000	174,000
13	208,000	none	208,000	208,000
14	198,000	none	208,000	208,000
15	203,000	none	208,000	208,000
(1)
The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)
The Guaranteed Income Benefit Base – MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – MAV does not create contract value or guarantee the performance of any investment option.

Wells Fargo Advantage Select Variable Annuity — Prospectus 129

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – MAV Provisions
	Assumed Contract Value	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)	IAB – MAV Benefit Base	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)
10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	174,000	791.70	793.44
12	148,000	691.16	692.64	174,000	812.58	814.32
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	208,000	1,023.36	1,025.44
15	203,000	1,025.15	1,027.18	208,000	1,050.40	1,052.48
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – MAV Provisions
	Assumed Contract Value	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)	IAB – MAV Benefit Base	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)
10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	174,000	643.80	636.84
12	148,000	559.44	553.52	174,000	657.72	650.76
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	208,000	825.76	817.44
15	203,000	826.21	818.09	208,000	846.56	838.24
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

130 Wells Fargo Advantage Select Variable Annuity — Prospectus

Example – Income Assurer Benefit – 5% Accumulation Benefit Base
Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:
Contract Anniversary	Assumed Contract Value	Purchase Payments	5% Accumulation Benefit Base(1)	Guaranteed Income Benefit Base – 5% Accumulation Benefit Base(2)
1	$108,000	$100,000	$105,000	$108,000
2	125,000	none	110,250	125,000
3	132,000	none	115,763	132,000
4	150,000	none	121,551	150,000
5	85,000	none	127,628	127,628
6	121,000	none	134,010	134,010
7	139,000	none	140,710	140,710
8	153,000	none	147,746	153,000
9	140,000	none	155,133	155,133
10	174,000	none	162,889	174,000
11	141,000	none	171,034	171,034
12	148,000	none	179,586	179,586
13	208,000	none	188,565	208,000
14	198,000	none	197,993	198,000
15	203,000	none	207,893	207,893
(1)
The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)
The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.
Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – 5% RF Provisions
	Assumed Contract Value	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)	IAB – 5% RF Benefit Base	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)
10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	171,034	778.20	779.91
12	148,000	691.16	692.64	179,586	838.66	840.46
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	198,000	974.16	976.14
15	203,000	1,025.15	1,027.18	207,893	1,049.86	1,051.94
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

Wells Fargo Advantage Select Variable Annuity — Prospectus 131

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the sale for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – 5% RF Provisions
	Assumed Contract Value	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)	IAB – 5% RF Benefit Base	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)
10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	171,034	632.83	625.98
12	148,000	559.44	553.52	179,586	678.83	671.65
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	198,000	786.06	778.14
15	203,000	826.21	818.09	207,893	846.12	837.81
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.
Example – Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base
Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:
Contract Anniversary	Assumed Contract Value	Purchase Payments	Maximum Anniversary Value(1)	5% Accumulation Benefit Base(1)	Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base(2)
1	$108,000	$100,000	$108,000	$105,000	$108,000
2	125,000	none	125,000	110,250	125,000
3	132,000	none	132,000	115,763	132,000
4	150,000	none	150,000	121,551	150,000
5	85,000	none	150,000	127,628	150,000
6	121,000	none	150,000	134,010	150,000
7	139,000	none	150,000	140,710	150,000
8	153,000	none	153,000	147,746	153,000
9	140,000	none	153,000	155,133	155,133
10	174,000	none	174,000	162,889	174,000
11	141,000	none	174,000	171,034	174,000
12	148,000	none	174,000	179,586	179,586
13	208,000	none	208,000	188,565	208,000
14	198,000	none	208,000	197,993	208,000
15	203,000	none	208,000	207,893	208,000
(1)
The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)
The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

132 Wells Fargo Advantage Select Variable Annuity — Prospectus

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – Max Provisions
	Assumed Contract Value	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)	IAB – Max Benefit Base	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)
10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	174,000	791.70	793.44
12	148,000	691.16	692.64	179,586	838.66	840.46
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	208,000	1,023.36	1,025.44
15	203,000	1,025.15	1,027.18	208,000	1,050.40	1,052.48
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – Max Provisions
	Assumed Contract Value	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)	IAB – Max Benefit Base	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)
10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	174,000	643.80	636.84
12	148,000	559.44	553.52	179,586	678.83	671.65
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	208,000	825.76	817.44
15	203,000	826.21	818.09	208,000	846.56	838.24
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

Wells Fargo Advantage Select Variable Annuity — Prospectus 133

Appendix L: Example – Benefit Protector Death Benefit Rider
Assumptions:
•
You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and
•
You select the MAV Death Benefit and the seven-year withdrawal charge schedule.

During the first contract year the contract value grows to $105,000. The MAV Death Benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
MAV death benefit (contract value):	$110,000
plus the Benefit Protector benefit which equals 40% of earnings at death
(MAV death benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV death benefit (MAV):	$110,000
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges)
from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that
$5,000 of the partial withdrawal is contract earnings). The death benefit equals:

MAV Death Benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($57,619 – $55,000) =	+1,048
Total death benefit of:	$58,667
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
On the eight contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old.

The death benefit equals:
MAV Death Benefit (contract value):	$200,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000
Total death benefit of:	$255,000
During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000
Total death benefit of:	$305,000
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:
MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector benefit which equals 40% of earnings at death

134 Wells Fargo Advantage Select Variable Annuity — Prospectus

(MAV death benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000
Total death benefit of:	$308,000

Wells Fargo Advantage Select Variable Annuity — Prospectus 135

Appendix M: Benefit Protector Plus Death Benefit Rider
Example of the Benefit Protector Plus
Assumptions:
•
You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and
•
You select the MAV Death Benefit and the seven-year withdrawal charge schedule.

During the first contract year the contract value grows to $105,000. The MAV Death Benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:

MAV Death Benefit (contract value):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death
(MAV Death Benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV Death Benefit (MAV):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($110,000 – $100,000) =	+4,000
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.10 × $100,000 =	+10,000
Total death benefit of:	$124,000
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges)
from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that
$5,000 of the partial withdrawal is contract earnings). The death benefit on equals:

MAV Death Benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($57,619 – $55,000) =	+1,048
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.10 x $55,000 =	+5,500
Total death benefit of:	$64,167
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit calculated. The reduction in contract value has no effect.
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

MAV Death Benefit (contract value):	$200,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000
Total death benefit of:	$266,000

136 Wells Fargo Advantage Select Variable Annuity — Prospectus

During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000
Total death benefit of:	$316,000
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000
Total death benefit of:	$319,000

Wells Fargo Advantage Select Variable Annuity — Prospectus 137

Appendix N: Withdrawal Benefit Riders: Electing Step Up or Spousal Continuation Step Up
Example – Withdrawal Benefit Riders: Electing Step Up or Spousal Continuation Step Up
Assumptions:
This example assumes that the covered person (for joint life, younger covered spouse) is 65 or older and there are no additional purchase payments or withdrawals.
•
You own a RiverSource variable annuity with a withdrawal benefit rider. You are currently invested in the Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (a Portfolio Navigator fund) with a current rider fee of 0.65%.
Your Contract Value (CV) is $100,000 and your withdrawal benefit rider currently provides the following benefits:
1)
You can withdraw $6,000 a year for the rest of your life. This is your Annual Lifetime Payment. Or
2)
You can withdraw $7,000 a year until you have withdrawn a total of $100,000. This is your Guaranteed Benefit Payment.
Based on your current CV, you will pay a rider fee of approximately $650 on your next annuity contract anniversary.
•
The annual fee for this rider has increased to 0.95% for clients invested in the Variable Portfolio – Moderately Aggressive Portfolio (Class 2).
The following compares certain options available to you. Changes to rider values or fees are presented for two different scenarios where your CV increases to either $110,000 or $101,000 over the contract year:
1) Elect to lock in your contract gains to your benefit values (step up):
	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$600	$60
Increase in Guaranteed Benefit Payment	$700	$70
Increase in Annual Rider Fee	0.30%	0.30%
Increase in Annual Contract Charge	$330	$303
Automatic step ups will continue on your next anniversary (if available under your rider).
2) Do not elect to lock in your contract gains (no step up):
	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$0	$0
Increase in Guaranteed Benefit Payment	$0	$0
Increase in Annual Rider Fee	0%	0%
Increase in Annual Contract Charge	$65	$6.50
Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. On your next anniversary, you will again have the option to elect the step up (lock in contract gains)
3) Move to one of the Portfolio Stabilizer funds and elect the step up:
	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$600	$60
Increase in Guaranteed Benefit Payment	$700	$70
Increase in Annual Rider Fee	0%	0%
Increase in Annual Contract Charge	$65	$6.50
Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. Automatic step ups will continue on your next anniversary (if available under your rider).
The above example is for illustrative purposes only. The assumptions and calculations used are not intended to be consistent with any one rider, but instead are intended to provide an idea of how different scenarios would operate. Your specific rider may use different calculations for fees or have different benefits available. For a full description and rules applicable to step up options under your rider, please see the “Optional Living Benefits” section.
Electing to step up may result in different increases to the annual rider charge relative to the increase in your rider values. You should weigh the resulting increased charge due to the step up versus the increases to your benefits to determine the option that is best for you.

138 Wells Fargo Advantage Select Variable Annuity — Prospectus

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The Statement of Additional Information (SAI) includes additional information about the Contract. The SAI, dated the same date as this prospectus, is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy of the SAI, or for more information about the Contract, call us at 1-800-862-7919, visit our website at riversource.com/annuities or write to us at: 70100 Ameriprise Financial Center Minneapolis, MN 55474.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
PRO9055_12_D02_(09/25)
Reports and other information about RiverSource Variable Annuity Account and RiverSource Life Insurance Company are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000044134; C000267020
© 2008-2024 RiverSource Life Insurance Company. All rights reserved.

Prospectus
September 22, 2025
RiverSource®
Innovations Classic Variable Annuity
Individual Flexible Premium Deferred Combination Fixed/Variable Annuity
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
829 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-333-3437 (Service Center) RiverSource Variable Annuity Account
This prospectus contains information that you should know before investing in the RiverSource Innovations Classic Variable Annuity (Contract), a flexible premium deferred combination fixed/variable annuity contract issued by RiverSource Life Insurance Company (“RVS Life”, “we”, “us” and “our”). The Contract offers five-year and seven-year withdrawal charge schedules. All material terms and conditions of the contracts, including material state variations and distribution channels, are described in this prospectus.
The Contract allows you to invest your money in (i) available subaccounts investing in shares of underlying funds, each of which has a particular investment objective, investment strategies, fees and expenses; or (ii) the one-year fixed account, special dollar cost averaging ("SDCA") fixed account, and guarantee period accounts (“GPAs”), each of which earn fixed interest at rates that we adjust periodically and declare when you make an allocation to that account. Additional information regarding each investment option is provided in Appendix A – Investment Options Available Under the Contract.
The Contract is a complex investment and involves risks, including loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in withdrawal charges, taxes, and tax penalties. If you remove money from the GPA prior to 30 days before the end of the guarantee period, we will apply a market value adjustment (“MVA”), which may be positive or negative. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. Withdrawals from the contract could also reduce the amount of certain optional benefits by more than the dollar amount of the withdrawal, and such reductions could be significant.
An investment in the Contract is subject to the risks related to RVS Life. Any obligations under the Contract are subject to our financial strength and claims-paying ability.
The contract is no longer available for new purchases. The contract is no longer being sold and this prospectus is designed for current contract owners. In addition to the possible state variations, you should note that your Contract features and charges may vary depending on the date on which you purchased your Contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract for contract variation information and timing.
The Contract provides for purchase payment credits which we may reverse upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied (See “Buying Your Contract — Purchase Payment Credits”). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.
Additional information about certain investment products, including variable annuities and market value adjusted annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

RiverSource Innovations Classic Variable Annuity — Prospectus 1

2 RiverSource Innovations Classic Variable Annuity — Prospectus

Key Terms
These terms can help you understand details about your contract.
Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.
Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract value: The total value of your contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Funds: A portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC") in which the Subaccounts invest.  May also be referred to as an underlying Fund.
Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.
Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss.
Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.
Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a non-natural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a non-natural person or a revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust or irrevocable grantor trust, the annuitant(s) selected must be the grantor(s) of the trust to assure compliance with Section 72(s) of the Code.
Purchase payment credits: An addition we make to your contract value. We base the amount of the credit on net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.
Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:
•
Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code
•
Roth IRAs including inherited Roth IRAs under Section 408A of the Code
•
SIMPLE IRAs under Section 408(p) of the Code

RiverSource Innovations Classic Variable Annuity — Prospectus 3

•
Simplified Employee Pension (SEP) plans under Section 408(k) of the Code
•
Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code
A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.
All other contracts are considered nonqualified annuities.
Retirement date: The date when annuity payouts are scheduled to begin.
Rider effective date: The date a rider becomes effective as stated in the rider.
RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.
Separate Account: An insulated segregated account, the assets of which are invested solely in an underlying Fund. We call this the Variable Account.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Subaccount: A division of the Variable Account, each of which invests in one Fund.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable Account: Refers to the RiverSource Variable Annuity Account, a Separate Account established to hold contract owners’ assets allocated to the Subaccounts, each of which invests in a particular Fund.
Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

4 RiverSource Innovations Classic Variable Annuity — Prospectus

Overview of the Contract
Purpose: The purpose of the contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments.
We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations.
The contract offers various optional features and benefits that may help you achieve financial goals.
It may be appropriate for you if you have a long-term investment horizon and your financial goals are consistent with the terms and conditions of the contract.
It is not intended for investors whose liquidity needs require frequent withdrawals in excess of free amount. If you plan to manage your investment in the contract by frequent or short-term trading, the contract is not suitable for you.
Phases of the Contract:
The contracts have two phases: the Accumulation Phase and the Income Phase.
Accumulation Phase. During the Accumulation Phase, you make purchase payments by investing in: available Subaccounts, each of which has a particular investment objective, investment strategies, fees and expenses; the one-year fixed account, special dollar cost averaging ("SDCA") fixed account, and GPAs which earn interest at rates that we adjust periodically and declare when you make an allocation to that account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. The GPAs have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to them. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than thirty days before the end of its guarantee period. You may be able to purchase an optional benefit to reduce the investment risk you assume under your contract.
A list of Investment Options and additional information regarding each Investment option available under the contract is provided in Appendix A – Investment Options Available Under the Contract.
The amount of money you accumulate under your contract depends (in part) on the performance of the Subaccounts you choose or the rates you earn on allocations to the one-year fixed account, special dollar cost averaging ("SDCA") fixed account, and GPAs. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period. You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. You may transfer money between investment options during the Accumulation Phase, subject to certain restrictions. Your contract value impacts the value of your contract’s benefits during the Accumulation Phase, including any optional benefits, as well as the amount available for withdrawal, annuitization and death benefits.
Income Phase. The Income Phase begins when you (or your beneficiary) choose to annuitize the contract. You can apply your contract value(less any applicable premium tax and/or other charges) to an annuity payout plan that begins on the retirement date or any other date you elect. You may choose from a variety of plans that can help meet your retirement or other income needs. We can make payouts on a fixed or variable basis, or both. You cannot take withdrawals of contract value or withdraw the contract during the Income Phase.
All optional death and living benefits terminate after the retirement start date.
Contract features:
•
Purchase Payment Credits. The Contract provides for purchase payment credits which we may reverse upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied (See “Buying Your Contract – Purchase Payment Credits”). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.
•
Death Benefits. If you die during the Accumulation Phase, we will pay to your beneficiary or beneficiaries an amount based on the death benefit selected. You may have elected one of the optional death benefits under the contract for an additional fee. Death benefits must be elected at the time that the contract is purchased. Each optional death benefit is designed to provide a greater amount payable upon death. After the death benefit is paid, the contract will terminate.

RiverSource Innovations Classic Variable Annuity — Prospectus 5

•
Optional Living Benefits. You may have elected one of the optional living benefits under the contract for an additional fee at the time of application. You cannot add optional benefits to your contract after it has been issued. Guaranteed Minimum Income Benefit riders are designed to provide a guaranteed minimum lifetime income, regardless of the volatility inherent in the investments in the Subaccounts.
•
Withdrawals. You may withdraw all or part of your contract value at any time during the Accumulation Phase. If you request a full withdrawal, the contract will terminate. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including an IRS penalty that may apply if you withdraw prior to reaching age 59½) and may have other tax consequences. Early withdrawals of contract value invested in a GPA are subject to an MVA and could result in a significant negative contract adjustment. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”.
•
Tax Treatment. You can transfer money between Subaccounts, the one-year fixed account and GPAs without tax implications, and earnings (if any) on your investments are generally tax-deferred. Generally, earnings are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payment, or upon payment of the death benefit.
Additional Services:
•
Dollar Cost Averaging Programs. Automated Dollar Cost Averaging allows you, at no additional cost, to transfer a set amount monthly between Subaccounts or from the one-year fixed account to one or more eligible Subaccounts. Special Dollar Cost Averaging (SDCA), only available for new purchase payments of at least $10,000, allows the systematic transfer from the Special DCA fixed account to one or more eligible Subaccounts over a 6- or 12-month period.
•
Asset Rebalancing. Allows you, at no additional cost, to automatically rebalance the Subaccount portion of your contract value on a periodic basis.
•
Automated Partial Withdrawals. An optional service allowing you to set up automated partial withdrawals from the GPAs, one-year fixed account, special dollar cost averaging ("SDCA") fixed account, or the Subaccounts.
•
Electronic Delivery. You may register for the electronic delivery of your current prospectus and other documents related to your contract.

6 RiverSource Innovations Classic Variable Annuity — Prospectus

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS	Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
In addition to the withdrawal charge, we may reverse a purchase payment credit upon certain withdrawals within 12 months of when the purchase payment credit was applied. You may select either a seven-year or five-year withdrawal charge schedule at the time of application. If you select a seven-year withdrawal charge schedule and you withdraw money during the first 7 years from date of each purchase payment, you may be assessed a withdrawal charge of up to 8% of the Purchase Payment withdrawn. If you select a five-year withdrawal charge schedule and you withdraw money during the first 5 years from date of each purchase payment, you may be assessed a withdrawal charge of up to 8% of the purchase payment withdrawn.
For example, if you select a seven-year or five-year withdrawal charge schedule and make an early withdrawal, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment. This loss will be greater if there is a negative MVA, taxes, or tax penalties.
A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period.
You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA.
For example, if you allocate $100,000 to a GPA with a 3-year guarantee period and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a withdrawal charge, taxes, and tax penalties.
The following transactions when applied to a GPA, which we refer to as
"early withdrawals," are subject to an MVA when they occur more than
30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and
(iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease
it.
Fee Table and Examples Charges and Adjustments – Transaction Expenses – Withdrawal Charge Charges and Adjustments – Adjustments – Market Value Adjustments
Are There Transaction Charges?	No. Other than withdrawal charges and negative MVAs, we do not assess any transaction charges.

RiverSource Innovations Classic Variable Annuity — Prospectus 7

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Statutory Prospectus
Are There Ongoing Fees and Expenses?
Yes. The table below describes the current fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table and Examples Charges and Adjustments – Annual Contract Expenses Appendix A: Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1) (varies by withdrawal charge schedule, death benefit option, size of Contract value and tax qualification)	1.02%	1.87%
	Fund options (Funds fees and expenses)(2)	0.38%	1.42%
	Optional benefits available for an additional charge(3)	0.15%	0.75%
(1) As a percentage of average daily contract value in the variable account.
Includes the Mortality and Expense Fee,Variable Account Administrative
Charge, and Contract Administrative Charge.
(2) As a percentage of Fund net assets.
(3) As a percentage of Contract Value or adjusted Contract Value(varies by optional benefit). The Minimum is a percentage of Contract Value. The
Maximum is a percentage of adjusted Contract Value.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges and negative MVAs that substantially increase costs.

	Lowest Annual Cost: $1,732	Highest Annual Cost: $3,495
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract features and Fund fees
and expenses
•No optional benefits
•No additional purchase payments,
transfers or withdrawals
•No sales charge
•No purchase payment credits

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract features, optional
benefits and Fund fees and
expenses
•No sales charge
•No additional purchase payments,
transfers or withdrawals
•No purchase payment credits

	RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract including loss of principal.			Principal Risks of Investing in the Contract

8 RiverSource Innovations Classic Variable Annuity — Prospectus

RISKS
Is this a Short-Term Investment?
No.
•The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•The Contract has withdrawal charges that may apply for the first seven or five years after each purchase payment. The withdrawal charges may reduce the value of your Contract if you withdraw money during the withdrawal charge period. Withdrawals may also reduce or terminate contract guarantees.
•Withdrawals may also be subject to taxes and tax penalties.
•Withdrawals from a GPA prior to 30 days before the end of the guarantee period may also result in a negative MVA. During the 30-day period ending on the last day of the guarantee period, you may choose to start a new guarantee period of the same length, transfer the contract value from the current GPA to any of the investment options available under the Contract, apply the contract value to an annuity payout plan, or
[surrender] the value from the current GPA(all subject to applicable withdrawal, transfer, and annuitization provisions). If we do not receive any instructions by the end of the guarantee period, we will automatically transfer the contract value from the current GPA into the shortest GPA term available.
•The benefits of tax deferral, long-term income, and optional living benefit guarantees mean the contract is generally more beneficial to investors with a long term investment horizon.
Principal Risks of Investing in the Contract Charges and Adjustments – Transaction Expenses – Withdrawal Charge Charges and Adjustments – Adjustments – Market Value Adjustments
What Are the Risks Associated with the Investment Options?
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
•Each investment option, including the one-year fixed account and the
Guarantee Period Accounts (GPAs) investment options has its own unique risks.
•You should review the investment options before making any investment decisions.
Principal Risks of Investing in the Contract The Variable Account and the Funds The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs) The One-Year Fixed Account
What Are the Risk Related to Insurance Company?
An investment in the Contract is subject to the risks related to us. Any obligations (including under the one-year fixed account) or guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about
RiverSource Life, including our financial strength ratings, is available by contacting us at 1-800-862-7919.
Principal Risks of Investing in the Contract The General Account

RiverSource Innovations Classic Variable Annuity — Prospectus 9

RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes.
•Subject to certain restrictions, you may transfer your Contract value among the subaccounts without charge at any time before the retirement date and once per contract year after the retirement date.
•Certain transfers out of the GPAs will be subject to an MVA.
•GPAs and the one-year fixed account are subject to certain restrictions.
•Purchase payment credits under the Contract may be recaptured under certain circumstances.
•We reserve the right to modify, restrict or suspend your transfer privileges if we determine that your transfer activity constitutes market timing.
•We reserve the right to add, remove or substitute Funds as investment options. We also reserve the right, upon notification to you, to close or restrict any Funds.
Making the Most of Your Contract– Transferring Among Accounts Substitution of Investments
Are There Any Restrictions on Contract Benefits?
Yes. Under Guaranteed Minimum Income Benefit (GMIB) rider and
Performance Credit rider (PCR), we may limit allocations to the subaccounts investing in the Money Market funds. In addition, PCR optional benefit may limit amounts allocated to the GPAs and the one-year fixed account.
Optional Benefits – Optional Living Benefits – GMIB – Investment – Selection Optional Benefits – Optional Living Benefits – CR – Investment Selection
TAXES
What Are the Contract’s Tax Implications?
•Consult with a tax advisor to determine the tax implications of an investment in and payments and withdrawals received under this
Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
•Earnings under your contract are taxed generally at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This financial incentive may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
About the Service Providers
Should I Exchange My Contract?
If you already own an annuity or insurance Contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a Contract you already own if you determine, after comparing the features, fees, and risks of both
Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing Contract.
Buying Your Contract–Contract Exchanges

10 RiverSource Innovations Classic Variable Annuity — Prospectus

Fee Table and Examples
The following tables describe the fees, expenses and adjustments that you will pay when buying, owning and making a withdrawal from an investment option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you paid at the time that you bought the Contract and will pay when you make a withdrawal from the Contract. State premium taxes also may be deducted.

Transaction Expenses

Withdrawal Charges
Withdrawal charges (as a percentage of purchase payments withdrawn)	Seven-year	Five-year
Maximum	8%	8%

Seven-year schedule		Five-year schedule
Years from purchase payment receipt	Withdrawal charge percentage	Years from purchase payment receipt	Withdrawal charge percentage
1	8%	1	8%
2	8	2	7
3	7	3	6
4	7	4	4
5	6	5	2
6	5	Thereafter	0
7	3
Thereafter	0
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of contract value is removed from an investment option before expiration of a specified period.

Adjustments

MVA Maximum Potential Loss (as a percentage of amount withdrawn from a GPA)(1)	100%
(1)
The following transactions when applied to a GPA, which we refer to as "early withdrawals," are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including funds fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expenses
(assessed annually and upon full surrender)
Annual contract administrative charge	$40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. Upon full surrender of the contract, we will assess this charge even if your contract value equals or exceeds $50,000.)
Base Contract Expenses
(as a percentage of average daily contract value in the variable account)
You can choose a death benefit guarantee, a qualified or nonqualified contract and the length of your contract’s withdrawal charge schedule. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost.
Seven-year withdrawal charge schedule	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
Qualified annuities
ROP death benefit	Maximum/Current: 0.85%	0.15%	1.00%
MAV death benefit(1),(2)	Maximum/Current: 1.05%	0.15%	1.20%
EDB(1)	Maximum/Current: 1.15%	0.15%	1.30%
Nonqualified annuities		0.15%
ROP death benefit	Maximum/Current: 1.10%	0.15%	1.25%

RiverSource Innovations Classic Variable Annuity — Prospectus 11

Seven-year withdrawal charge schedule	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
MAV death benefit(1),(2)	Maximum/Current: 1.30%	0.15%	1.45%
EDB(1)	Maximum/Current: 1.40%	0.15%	1.55%

Five-year withdrawal charge schedule	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
Qualified annuities
ROP death benefit	Maximum/Current: 1.15%	0.15%	1.30%
MAV death benefit(1),(2)	Maximum/Current: 1.35%	0.15%	1.50%
EDB(1)	Maximum/Current: 1.45%	0.15%	1.60%
Nonqualified annuities		0.15%
ROP Payment death benefit	Maximum/Current: 1.40%	0.15%	1.55%
MAV death benefit(1),(2)	Maximum/Current: 1.60%	0.15%	1.75%
EDB(1)	Maximum/Current: 1.70%	0.15%	1.85%
(1)
Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.
(2)
For contracts with applications signed before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.
Optional Benefit Expenses
Optional Death Benefits
Benefit Protector Death Benefit Rider (Benefit Protector) fee	Maximum/Current:	0.25%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)
Benefit Protector Plus Death Benefit Rider (Benefit Protector Plus) fee	Maximum/Current:	0.40%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)
Optional Living Benefits
GMIB – MAV	0.55%(1),(2)
GMIB – 6% Rising Floor	0.75%(1),(2)
(As a percentage of the adjusted contract value charged annually on the contract anniversary.)
PCR fee	0.15%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)
(1)
This fee applies only if you elect this optional feature.
(2)
For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB – MAV — 0.30% and GMIB — 6% Rising Floor — 0.45%
The next table shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of investment options available under the contract, including their annual expenses, may be found in Appendix A.

Annual Fund Expenses(1)

Minimum and maximum annual operating expenses for the funds
(Including management, distribution (12b-1) and/or service fees and other expenses)(1)
Total Annual Fund Expenses	Minimum(%)	Maximum(%)
(expenses deducted from the Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.38	1.42
(1)
Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contract owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

12 RiverSource Innovations Classic Variable Annuity — Prospectus

Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Fund expenses.
The examples assume all contract value is allocated to the subaccounts. The examples do not reflect the MVA that only applies to GPAs. Your costs could differ from those shown below if you Invest in the GPAs or fixed account investment options.
These examples assume that you invest $100,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year. The “Maximum” example further assumes the most expensive combination of Annual Contract Expenses reflecting the maximum charges, Annual Fund Expenses and optional benefits available. The “Minimum” example further assumes the least expensive combination of Annual Contract Expenses reflecting the current charges, Annual Fund Expenses and that no optional benefits are selected. Although your actual costs may be higher or lower, based on these assumptions your maximum and minimum costs would be:
Maximum Expenses. These examples assume that you select the MAV Death Benefit, GMIB – 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be lower, based on these assumptions your costs would be:
	If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule	$11,423	$18,968	$25,690	$42,872	$4,115	$12,456	$20,944	$42,832
Five-year withdrawal charge schedule	10,797	17,039	22,395	45,407	4,419	13,335	22,355	45,367
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule	$11,190	$18,282	$24,561	$40,700	$3,862	$11,719	$19,755	$40,660
Five-year withdrawal charge schedule	10,562	16,335	21,221	43,299	4,166	12,603	21,181	43,259
Minimum Expenses.  These examples assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:
	If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule	$9,174	$12,193	$13,969	$19,486	$1,671	$5,181	$8,929	$19,446
Five-year withdrawal charge schedule	8,527	10,103	10,547	22,741	1,978	6,116	10,507	22,701
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule	$8,938	$11,437	$12,638	$16,700	$1,415	$4,397	$7,598	$16,660
Five-year withdrawal charge schedule	8,289	9,355	9,233	20,035	1,722	5,337	9,193	19,995
THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

RiverSource Innovations Classic Variable Annuity — Prospectus 13

Principal Risks of Investing in the Contract
Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. This contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and the option to purchase a living benefit mean that this contract is more beneficial to investors with a long-term investment horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the contract. Withdrawals may be subject to a significant withdrawal charge, depending on the option you select. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of your investment in a GPA as a result of a negative MVA. A withdrawal may reduce the value of your standard and optional benefits. A total withdrawal (surrender) will result in the termination of your contract.
Subaccount Risk. Amounts that you invest in the subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the subaccounts that you select make money, your contract value goes up, and if they lose money, your contract value goes down. Each subaccount’s performance depends on the performance of its underlying Fund. Each underlying Fund has its own investment risks, and you are exposed to the Fund’s investment risks when you invest in a subaccount. You are responsible for selecting subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. For risks associated with any Fixed Account options, see Financial Strength and Claims-Paying Ability Risk below.
GPA Risk. Each GPA pays an interest rate declared by us when you make an allocation to that account and is fixed for the guarantee period you choose. We will periodically change the declared interest rate for future allocations to these accounts at our discretion based, in part, on various factors including, but not limited to, the interest rate environment returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses.
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPA prior to 30 days before the end of the guarantee period. At all other times, and unless an exception applies, we will apply a MVA if you withdraw or transfer contract value from a GPA or you elect an annuity payout plan while you have contract value invested in a GPA. The MVA may be negative, positive or result in no change depending on how the guaranteed interest rate on your GPA compares to the new interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. You bear the risk of loss of principal due to a negative MVA. Partial withdrawals will reduce certain death benefits proportionally based on the percentage of contract value that is withdrawn and if you request a partial withdrawal from the GPAs that will give you the net amount you requested after we apply any applicable MVA and withdrawal charge, a negative MVA will increase the impact of the partial withdrawal on the value of the death benefit.
Selection Risk. The optional benefits under the contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you (if any) may not be elected after your contract is issued. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for an optional benefit that did not provide a financial benefit. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.
Investment Restrictions Risk. Certain optional benefits limit the investment options that are available to you and limit your ability to take certain actions under the contract. These investment requirements are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your contract value and the potential growth of your guaranteed benefits. This may conflict with your personal investment objectives.
Purchase Payment Risk. Your ability to make subsequent purchase payments is subject to restrictions. We reserve the right to limit or restrict purchase payments in certain contract years or based on age, and in conjunction with certain optional living and death benefit riders with advance notice. Also, our prior approval may be required before accepting certain purchase payments. We reserve the right to limit certain annuity features (for example, investment options) if prior approval is required. There is no guarantee that you will always be permitted to make purchase payments.
Contract Changes Risk. We reserve the right to make certain changes in the future, subject to applicable law. We reserve the right to (i) limit transfers to the regular one-year Fixed Account or (ii) change the percentage allowed to be transferred from the regular one-year Fixed Account. During the annuity payout period, we reserve the right to limit the

14 RiverSource Innovations Classic Variable Annuity — Prospectus

number of subaccounts in which you may invest. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion. We reserve the right to close or restrict approved investment options in our sole discretion. For certain optional living benefits, we also reserve the right to add, remove or modify allocation plans and requirements in our sole discretion.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our general account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity Risk. Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•
the corruption or destruction of data;
•
theft, misuse or dissemination of data to the public, including your information we hold; and
•
denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. The risk of cyberattacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.
Potential Adverse Tax Consequences. Tax considerations vary by individual facts and circumstances. Tax rules may change without notice. Generally, earnings under your contract are taxed at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59 ½. If you purchase a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral beyond what is provided in that retirement plan. Consult a tax professional.

RiverSource Innovations Classic Variable Annuity — Prospectus 15

The Variable Account and the Funds
Variable Account. The variable account was established under Indiana law on July 15, 1987. The variable account, consisting of Subaccounts, is registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.
The variable account meets the definition of a separate account under federal securities laws. Income, gains, and losses credited to or charged against the variable account reflect the variable account’s own investment experience and not the investment experience of RiverSource Life’s other assets. The variable account’s assets are held separately from RiverSource Life’s assets and are not chargeable with liabilities incurred in any other business of RiverSource Life.  RiverSource Life is obligated to pay all amounts promised to contract owners under the contracts. The variable account includes other Subaccounts that are available under contracts that are not described in this prospectus.
The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the Subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.
We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.
The Funds: The contract currently offers subaccounts investing in shares of the Funds. Contract value allocated to a Subaccount will vary based on the investment experience of the corresponding Fund in which the Subaccount invests. There is a risk of loss of the entire amount invested. Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance may be found in the Appendix A to this prospectus.
Please read the Funds’ prospectuses carefully for facts you should know before investing. These prospectuses containing more detailed information about the Funds are available by contacting us at 70100 Ameriprise Financial Center, Minneapolis, MN 55474, telephone: 1-800-862-7919, website: Ameriprise.com/variableannuities.
•
Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives.
•
Fund name and management: An underlying Fund in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•
Eligible purchasers: All Funds are available to serve as the underlying investment options for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund Name and Management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate Fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate Funds. Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include

16 RiverSource Innovations Classic Variable Annuity — Prospectus

periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.
•
Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation of a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.
•
Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.
•
Revenue we receive from the funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest. The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management) and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated funds comprises the greatest amount and percentage of revenue we derive from payments made by the funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue.

RiverSource Innovations Classic Variable Annuity — Prospectus 17

Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including, but not limited to expense payments and non-cash compensation, for various purposes:
•
Compensating, training and educating investment professionals who sell the contracts.
•
Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.
•
Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to contract owners, authorized selling firms and investment professionals.
•
Providing sub-transfer agency and shareholder servicing to contract owners.
•
Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.
•
Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
•
Furnishing personal services to contract owners, including education of contract owners regarding the funds, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•
Subaccounting services, transaction processing, recordkeeping and administration.
•
Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•
Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
•
Compensation paid out of 12b-1 fees that are deducted from fund assets.
•
Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•
Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We receive this revenue in the form of a cash payment.
•
Compensation paid out of 12b-1 fees that are deducted from fund assets.
The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs)
The “Nonunitized” separate account: We hold amounts You allocate to the GPAs in a “nonunitized” separate account, which is maintained by Us and segregated from Our general assets and the Variable Account. This separate account provides an additional measure of assurance that We will make full payment of amounts due under the GPAs. Unlike the Variable Account (i.e., a unitized separate account), which has subaccounts and accumulation units, We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to Your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. See “The General Account” for more information.
The GPAs: The contract currently offers GPAs that earn fixed interest during guarantee periods. The available guarantee periods may vary by state. The GPAs may not be available for contracts in some states.
You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see “Buying Your Contract” and “Transfer policies”).
These accounts are not offered after annuity payouts begin.
Each GPA pays an interest rate that is declared at the time of your allocation to that account. Interest is credited daily. That interest rate is fixed for the guarantee period that you chose. We may periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on any Contract Value already allocated to a GPA. The interest rates that we will declare as guaranteed rates in the future are determined by us at our

18 RiverSource Innovations Classic Variable Annuity — Prospectus

discretion. These rates generally will be based on factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses. Contact our Service Center at the number listed on the cover page of this prospectus for current interest rates.
A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. We will not apply an MVA to Contract Value you transfer or withdraw out of the GPAs during the 30-day period ending on the last day of the guarantee period. For more information about the MVA, see “Charges and Adjustments – Adjustments – Market Value Adjustments.”
During the 30 day window, which precedes the end of your GPA investment’s guarantee period, you may elect one of the following options: (i) reinvest the Contract Value in a new GPA with the same guarantee period; (ii) transfer the Contract Value to a GPA with a different guarantee period; (iii) transfer the Contract Value to any of the subaccounts or the one-year fixed account, or withdraw the Contract Value (subject to applicable withdrawal and transfer provisions). We will send you a letter prior to the end of your guarantee period that lists the available GPAs or you can contact our Service Center at the number listed on the cover page of this prospectus for the GPAs currently available to you. If we do not receive any instructions by the end of your guarantee period, we will automatically transfer the Contract Value into the shortest GPA term offered in your state.

RiverSource Innovations Classic Variable Annuity — Prospectus 19

The General Account
The general account includes all assets owned by RiverSource Life, other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your contract including any optional benefits offered under the contract. These guarantees are subject to the claims-paying ability and financial strength of RiverSource Life. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of annuities and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is supported by our general account that we make available under the contract.
The One-Year Fixed Account
You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are subject to the creditworthiness and continued claims-paying ability of the company’s general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. The guaranteed minimum interest rate offered will never be less than the fixed account minimum interest rate required under state law. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings.
There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see “Making the Most of Your Contract — Transfer Policies”).
Because of exemptive and exclusionary provisions, we have not registered interests in the one-year fixed account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the one-year fixed account nor any interests in the one-year fixed account are subject to the provisions of these Acts.
The one-year fixed account has not been registered with the SEC. Disclosures regarding the one-year fixed account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Buying Your Contract
New contracts as described in this prospectus are not currently being offered. Information about applying for the contract and issuing the contract is provided for informational purposes only.
We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)
When you applied, you selected (if available in your state):
•
GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);
•
how you want to make purchase payments;
•
the optional MAV Death Benefit(2);
•
the optional EDB(2);
•
the optional GMIB – MAV rider(3);
•
the optional GMIB – 6% Rising Floor rider(3);
•
the optional PCR(3);
•
the optional Benefit Protector Death Benefit(4);

20 RiverSource Innovations Classic Variable Annuity — Prospectus

•
the optional Benefit Protector Plus Death Benefit(4);
•
the length of the withdrawal charge schedule (5 or 7 years)(5); and
•
a beneficiary.
(1)
GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.
(2)
Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.
(3)
If you select the PCR, you cannot add a GMIB rider. The GMIB is available if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit. May not be available in all states.
(4)
Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.
(5)
The five-year withdrawal charge schedule may not be available in all states.
The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.
The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:
For contracts with applications signed prior to June 16, 2003:	No restrictions on the amount of purchase payments allocated to the GPAs or the one-year fixed account (if available).
For contracts with applications signed on or after June 16 through Dec. 4, 2003:
The amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment.
This 30% limit will not apply if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

For contracts with applications signed on or after Dec. 5, 2003:
In certain states where we offer GPAs that do not require payment of a statutory minimum guaranteed interest rate, the amount of any purchase payment allocated to one-year fixed account cannot exceed 30% of the purchase payment. The amount of any purchase payment allocated to the GPAs is not subject to this 30% limit. Please consult your investment professional to see if these restrictions apply in your state. In all other states, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. We reserve the right to further limit purchase payment allocations to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.
In all states, the 30% limit will not apply if you establish an automated dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

There are no restrictions on allocations of purchase payments to the subaccounts.
We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our Service Center. We will credit additional eligible purchase payments you make to your accounts on the valuation date we receive them. If we receive your purchase payment at our Service Center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our Service Center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.
You may make monthly payments to your contract under a systematic investment plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.
In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.
Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and

RiverSource Innovations Classic Variable Annuity — Prospectus 21

proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Contract Exchanges
You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Generally, you can exchange one annuity for another or for a qualified long-term care insurance policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (IRS) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on the new contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period may begin when you exchange into the new contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for the new contract or buy the new contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes — 1035 Exchanges.”)
The Retirement Date
Annuity payouts begin on the retirement date. This means that the contract will be annuitized or converted to a stream of monthly payments. If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. You will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we processed your application, we established the retirement date to be the maximum age then in effect (or contract anniversary if applicable). Unless otherwise elected by you, all retirement dates are now automatically set to the maximum age of 95 now in effect. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.
The retirement date must be:
•
no earlier than the 30th day after the contract’s effective date; and no later than
•
the annuitant’s 95th birthday or the tenth contract anniversary, if later,
•
or such other date as agreed to by us but not later than the owner’s 105th birthday.
Six months prior to your retirement start date, we will contact you with your options including the option to postpone your retirement start date to a future date. You can choose to delay the retirement start date of your contract to a date beyond age 95, to the extent allowed by applicable state law and tax laws.
If you do not make an election, annuity payouts using the contract’s default option of annuity payout Plan B – Life with 10 years certain will begin on the retirement start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, we will continue to make payments until 10 years of payments have been made.
Generally, if you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your retirement start date, your contract will not be automatically annuitized (subject to state requirements). However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.
Beneficiary
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)
Purchase Payments
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.
Minimum purchase payments
If paying by SIP:
$50 for additional payments.
If paying by any other method:

22 RiverSource Innovations Classic Variable Annuity — Prospectus

$100 for additional payments.
Maximum total allowable purchase payments*
$1,000,000
*
This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code’s limits on annual contributions also apply.
How to Make Purchase Payments

1 Electronically and By SIP
Contact your investment professional to move money electronically or to complete the necessary SIP paperwork.

2 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Purchase Payment Credits
You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)
(1)
For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and the subaccounts in the same proportions as your purchase payment.
We fund the credit from our general account. Credits are not considered to be “investments” for income tax purposes. (See “Taxes.”)
We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).
To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to “Contingent events” (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge – Contingent events”), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.
Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract. We expect to make a profit from the charges on the Contract.
This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.
We do not consider purchase payment credits to be part of your purchase payments for any purpose under the Contract.
Limitations on Use of Contract
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

RiverSource Innovations Classic Variable Annuity — Prospectus 23

Charges and Adjustments
Transaction Expenses
Withdrawal Charge
If you withdraw all or part of your contract value, we may deduct a withdrawal charge from the contract value if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to an MVA. (See “Charges and Adjustments – Adjustments – Market Value Adjustments”.) The withdrawal charge helps Us cover sales and distribution expenses. For purposes of calculating the withdrawal charge, we do not consider purchase payment credits as part of your purchase payments.
Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a 7-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.
You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount (“TFA”). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:
(a)
is 10% of your prior anniversary’s contract value; and
(b)
is current contract earnings, which includes any purchase payment credits.
NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, or the one-year fixed account or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary’s contract value during the first contract year.
For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:
1.
First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary’s contract value. We do not assess a withdrawal charge on this amount.
2.
Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.
3.
Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.
4.
Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a “first-in, first-out” (FIFO) basis. We do assess a withdrawal charge on these payments.
NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:
PPW = XSF +	(ACV – XSF)	×	(PPNPW – XSF)
(CV – TFA)
If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.
We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

24 RiverSource Innovations Classic Variable Annuity — Prospectus

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the withdrawal charge schedule you selected:
Seven-year withdrawal charge schedule		Five-year withdrawal charge schedule
Years from purchase payment receipt	Withdrawal charge percentage	Years from purchase payment receipt	Withdrawal charge percentage
1	8%	1	8%
2	8	2	7
3	7	3	6
4	7	4	4
5	6	5	2
6	5	Thereafter	0
7	3
Thereafter	0
For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.
The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.
Withdrawal charge calculation example
The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a 7-year withdrawal charge schedule with this history:
•
We receive these payments
–
$10,000 initial;
–
$8,000 on the seventh contract anniversary; and
–
$6,000 on the eighth contract anniversary; and
•
You withdraw the contract for its total withdrawal value of $38,101 during the eleventh contract year and make no other withdrawals during that contract year; and
•
The prior anniversary contract value is $38,488.

Withdrawal Charge	Explanation
$0	$3,848.80 is 10% of the prior anniversary’s contract value withdrawn without withdrawal charge; and
0	$10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
0	$10,000 initial purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
560	$8,000 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and
420	$6,000 purchase payment is in its third year from receipt withdrawn with a 7% withdrawal charge.
$980
Under the same scenario, the withdrawal charge on a contract with a five-year withdrawal charge schedule would be calculated:
Withdrawal Charge	Explanation
$0	$3,848.80 is 10% of the prior anniversary’s contract value withdrawn without withdrawal charge; and
0	$10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
0	$10,000 initial purchase payment was received six or more years before withdrawal and is withdrawn without withdrawal charge; and
320	$8,000 purchase payment is in its fourth year from receipt, withdrawn with a 4% withdrawal charge; and
360	$6,000 purchase payment is in its third year from receipt withdrawn with a 6% withdrawal charge.
$680

RiverSource Innovations Classic Variable Annuity — Prospectus 25

Waiver of withdrawal charges
We do not assess withdrawal charges for:
•
withdrawals of any contract earnings;
•
withdrawals of amounts totaling up to 10% of your prior contract anniversary’s contract value to the extent it exceeds contract earnings;
•
required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;
•
contracts settled using an annuity payout plan unless an annuity payout Plan E is later fully withdrawn;
•
withdrawals made as a result of one of the “Contingent events”* described below to the extent permitted by state law; and
•
death benefits.*
*
However, we will reverse certain purchase payment credits credited within 12 months of a withdrawal under this provision. (See “Buying Your Contract — Purchase Payment Credits.”)
Contingent events
•
Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.
•
To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician’s statement. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.
Liquidation charge under Annuity Payout Plan E – Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to withdraw those payments. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The liquidation charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate.
Fixed Payouts: Withdrawal charge for Fixed Annuity Payout Plan E – Payouts for a specified period: If you are receiving annuity payments under this annuity payout plan, you can choose to take a withdrawal and a withdrawal charge may apply.
A withdrawal charge will be assessed against the present value of any remaining guaranteed payouts withdrawn. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) the annual effective interest rate and periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you have withdrawn, the present value determined will be multiplied by the withdrawal charge percentage in the table below and deducted from the present value to determine the net present value you will receive.
Number of Completed Years Since Annuitization	Withdrawal charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit withdrawals in the first year after annuitization.
We will provide a quoted present value (which includes the deduction of any withdrawal charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following withdrawal will be reduced to zero.

26 RiverSource Innovations Classic Variable Annuity — Prospectus

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.
Annual Contract Expenses
Base Contract Expenses
Base Contract Expenses consist of the contract administrative charge and mortality and expense risk fee.
Contract Administrative Charge
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the one year fixed account.
We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.
If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.
Variable Account Administrative Charge
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.
Mortality and Expense Risk Fee
We charge these fees daily to the subaccounts as a percentage of the daily contract value in the variable account. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. The fees listed below are the current fees and they cannot be changed.
These fees are based on the death benefit guarantee, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.
Seven-year withdrawal charge schedule	Qualified annuities	Nonqualified annuities
ROP death benefit	0.85%	1.10%
MAV death benefit(1)	1.05	1.30
EDB	1.15	1.40
Five-year withdrawal charge schedule
ROP death benefit	1.15	1.40
MAV death benefit(1)	1.35	1.60
EDB	1.45	1.70
For contracts with applications signed before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.
Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.
Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.
The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•
first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

RiverSource Innovations Classic Variable Annuity — Prospectus 27

•
then, if necessary, the funds redeem shares to cover any remaining fees payable.
We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.
Adjustments
Market Value Adjustments
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period. At all other times, and unless one of the exceptions described below applies, we will apply an MVA if you make certain transactions while you have contract value invested in a GPA. The following transactions when applied to a GPA, which we refer to as "early withdrawals," are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
No MVA will apply to:
•
amounts withdrawn under contract provisions that waive withdrawal charges for Hospital or Nursing Home Confinement and Terminal Illness Diagnosis;
•
automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep Strategy. In some states, the MVA is limited; and
•
amounts deducted for fees and charges.
The application of an MVA may result in either a gain or loss. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. Under certain death benefits, the value of the death benefit is reduced proportionally when you take a partial withdrawal based on the percentage of contract value that is withdrawn. If you request a partial withdrawal from the GPAs that will give you the net amount you requested after we apply any applicable MVA and withdrawal charge, the MVA could increase or decrease the percentage of contract value that is withdrawn. In these circumstances, a negative MVA would increase the impact of a partial withdrawal on the value of the death benefit.
When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The MVA is sensitive to changes in current interest rates. The MVA, which can be zero, positive or negative, reflects the relationship between the guaranteed interest rate that applies to the GPA from which you are taking an early withdrawal and the interest rate we are then currently crediting on new GPAs that mature at the same time. The magnitude of any applicable MVA will depend on the difference in these current guaranteed interest rates at the time of the early withdrawal corresponding to the time remaining in your guarantee period and your guaranteed interest rate. If interest rates have increased, the MVA will generally be negative and the early withdrawal amount will be less; if interest rates have decreased, the MVA will generally be positive and the early withdrawal amount will be increased. This is summarized in the following table:
If your GPA rate is:	The MVA is:
Less than the new GPA rate + 0.10%	Negative
Equal to the new GPA rate + 0.10%	Zero
Greater than the new GPA rate + 0.10%	Positive

The precise MVA formula we apply is as follows:
Early withdrawal amount	×	[	(1 + i	)	(n/12)	–1	]	=	MVA
1 + j + .001

Where i	=	rate earned in the GPA from which amounts are being transferred or withdrawn.
j	=	current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).
n	=	number of months remaining in the current Guarantee Period (rounded up to the next month).
Withdrawal charges and other charges applicable to your contract and optional benefit riders you have elected may also apply to an early withdrawal. As noted above, we do not apply MVAs to the amounts we deduct for fees and charges, including withdrawal charges. We will deduct any applicable withdrawal charge from your early withdrawal after applying the MVA. Please note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

28 RiverSource Innovations Classic Variable Annuity — Prospectus

Contact our Service Center at the number listed on the cover page of this prospectus for a quote of the impact an early withdrawal would have on your contract value. Values fluctuate daily and the actual MVA applied at the time an early withdrawal is processed may be more or less than the values quoted at the time of your call. Additional information about MVAs, including MVA examples, is located in the Statement of Additional Information (“SAI”).
The MVA is intended to protect us from losses on the investments we hold to support our guaranteed interest rates when we must pay out amounts that are removed from the GPAs early.
Optional Benefit Charges
Optional Living Benefit Charges
Guaranteed Minimum Income Benefit Rider (GMIB) Fee
We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see “Guaranteed Minimum Income Benefit Rider”). The fee for GMIB – MAV is 0.55% of the adjusted contract value(1). The fee for GMIB – 6% Rising Floor is 0.75% of the adjusted contract value. Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.
(1)
For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB – MAV — 0.30% and GMIB — 6% Rising Floor — 0.45%.
If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.
We calculate the fee as follows:
GMIB	– MAV	0.55% × (CV + ST – FAV)
GMIB	– 6% Rising Floor	0.75% × (CV + ST – FAV)

CV	=	contract value on the contract anniversary
ST	=	transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary.
FAV	=	the value of your GPAs and the one-year fixed account on the contract anniversary.
The result of ST – FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.
Example
•
You purchase the contract with a payment of $50,000 and allocate all of your payment to the subaccounts.
•
During the first contract year your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.
•
On the first contract anniversary the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.
•
The GMIB fee for:
GMIB – MAV is 0.55%; and
GMIB – 6% Rising Floor is 0.75%.
We calculate the charge as follows:
Contract value on the contract anniversary:	$73,250
plus transfers from the subaccounts to the one-year fixed account in the six months before the contract anniversary:	+15,000
minus the value of the one-year fixed account on the contract anniversary:	–15,250
$73,000
The GMIB fee charged to you:
GMIB – MAV	(0.55% × $73,000) =	$401.50
GMIB – 6% Rising Floor	(0.75% × $73,000) =	$547.50

RiverSource Innovations Classic Variable Annuity — Prospectus 29

Performance Credit Rider (PCR) Fee
We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.
If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.
Optional Death Benefit Charges
Benefit Protector Death Benefit Rider Fee
We deduct a charge for the optional feature only if you select it. The current annual fee is 0.25% of your contract value on each contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.
Benefit Protector Plus Death Benefit Rider Fee
We charge a fee for the optional feature only if you select it. The current annual fee is 0.40% of your contract value on each contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.
Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds.
Premium Taxes
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

30 RiverSource Innovations Classic Variable Annuity — Prospectus

Valuing Your Investment
We value your accounts as follows:
GPAs and One-Year Fixed Account
We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:
•
the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);
•
plus any purchase payment credits allocated to the GPAs and one-year fixed account;
•
plus interest credited;
•
minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;
•
minus any prorated portion of the contract administrative charge; and
•
minus the prorated portion of the fee for any of the following optional benefits you have selected:
–
Guaranteed Minimum Income Benefit rider — MAV;
–
Guaranteed Minimum Income Benefit rider — 6% Rising Floor;
–
Performance Credit rider;
–
Benefit Protector rider; and/or
–
Benefit Protector Plus rider.
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).
The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.
Here is how we calculate accumulation unit values:
Number of units: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.
Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•
adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
•
dividing that sum by the previous adjusted net asset value per share; and
•
subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.
Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.
Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value.
The number of accumulation units you own may fluctuate due to:
•
additional purchase payments you allocate to the subaccounts;
•
transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);
•
partial withdrawals;
•
withdrawal charges;

RiverSource Innovations Classic Variable Annuity — Prospectus 31

and the deduction of a prorated portion of:
•
the contract administrative charge; and
•
the fee for any of the following optional benefits you have selected:
–
Guaranteed Minimum Income Benefit rider — MAV;
–
Guaranteed Minimum Income Benefit rider — 6% Rising Floor;
–
Performance Credit rider;
–
Benefit Protector rider; and/or
–
Benefit Protector Plus rider.
Accumulation unit values will fluctuate due to:
•
changes in fund net asset value;
•
fund dividends distributed to the subaccounts;
•
fund capital gains or losses;
•
fund operating expenses; and
•
mortality and expense risk fee and the variable account administrative charge.
Making the Most of Your Contract
Automated Dollar-Cost Averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		Jun	100	18	5.56
		Jul	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

32 RiverSource Innovations Classic Variable Annuity — Prospectus

Special Dollar-Cost Averaging (Special DCA) Program
If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.
You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or the subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.
(1)
Net contract value equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.
We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. From time to time, we may credit interest to the Special DCA account at promotional rates that are higher than those we credit to the one-year fixed account. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.
We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.
If you make additional purchase payments while a Special DCA account term is in progress, the amounts you allocate to an existing Special DCA account will be transferred out of the Special DCA account over the reminder of the term. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.
You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.
You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see “Transfer policies”). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.
We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.
The Special DCA Program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

RiverSource Innovations Classic Variable Annuity — Prospectus 33

Asset Rebalancing
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.
Transferring Among Accounts
You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.
The date your request to transfer will be processed depends on when and how we receive it:
For transfer requests received in writing:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
For transfer requests received by phone:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.
We may suspend or modify transfer privileges at any time.
For information on transfers after annuity payouts begin, see “Transfer Policies” below.
Transfer Policies
•
Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit purchase payment allocations to the GPAs and the one-year fixed account if the interest rate we are then crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.
•
You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:

For contracts with applications signed prior to June 16, 2003:
It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Currently, we have removed this restriction and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

34 RiverSource Innovations Classic Variable Annuity — Prospectus

For contracts with applications signed on or after June 16 through Dec. 4, 2003:
You may transfer contract values from the one-year fixed account to the subaccounts or GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the GPAs or the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. Total transfers out of the GPAs and one-year fixed account in any contract year are limited to 30% of the total value of the GPAs and one-year fixed account at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest.

For contracts with applications signed on or after Dec. 5, 2003:
You may transfer contract values from the one-year fixed account to the subaccounts or GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account in total being greater than 30% of the contract value. We reserve the right to further limit transfers to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.
Total transfers out of the one-year fixed account in any contract year are limited to 30% of the one-year fixed account value at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest.

Transfers from the one-year fixed account are not subject to an MVA.
•
You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive an MVA*, which may result in a gain or loss of contract value unless an exception applies (see “Charges and Adjustments – Adjustments – Market Value Adjustments”).
•
If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.
•
If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.
•
Once annuity payouts begin, you may not make any transfers to the GPAs.
*
Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.
Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•
diluting the value of an investment in an underlying fund in which a subaccount invests;
•
increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,
•
preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.

RiverSource Innovations Classic Variable Annuity — Prospectus 35

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90-day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.
If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
•
requiring transfer requests to be submitted only by first-class U.S. mail;
•
not accepting hand-delivered transfer requests or requests made by overnight mail;
•
not accepting telephone or electronic transfer requests;
•
requiring a minimum time period between each transfer;
•
not accepting transfer requests of an agent acting under power of attorney;
•
limiting the dollar amount that you may transfer at any one time;
•
suspending the transfer privilege; or
•
modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•
Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•
Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee

36 RiverSource Innovations Classic Variable Annuity — Prospectus

that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•
Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•
Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.
How to Request a Transfer or Withdrawal

1 By automated transfers and automated partial withdrawals
Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.
You can start or stop this service by written request or other method acceptable to us.
You must allow 30 days for us to change any instructions that are currently in place.
•
Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.
For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.
•
Automated withdrawals may be restricted by applicable law under some contracts.
•
You may not make systematic purchase payments if automated partial withdrawals are in effect.
•
Automated partial withdrawals may result in income taxes and penalties on all or part of the amount withdrawn.

Minimum amount
Transfers or withdrawals:	$100 monthly
$250 quarterly, semiannually or annually

2 By phone
Call:
1-800-333-3437
Minimum amount
Transfers or withdrawals:	$500 or entire account balance
Maximum amount
Transfers:	Contract value or entire account balance
Withdrawals:	$100,000
We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

RiverSource Innovations Classic Variable Annuity — Prospectus 37

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

3 By letter
Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our Service Center:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Minimum amount
Transfers or withdrawals:	$500 or entire account balance

Maximum amount
Transfers or withdrawals:	Contract value or entire account balance
*
Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
Withdrawals
You may withdraw all or part of your contract at any time before the retirement date by sending us a written request or calling us.
The date your withdrawal request will be processed depends on when and how we receive it:
For withdrawal requests received in writing:
•
If we receive your withdrawal request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request.
•
If we receive your withdrawal request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request.
For withdrawal requests received by phone:
•
If we receive your withdrawal request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request.
•
If we receive your withdrawal request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request.
We may ask you to return the contract. You may have to pay a contract administrative charge, withdrawal charges or any applicable optional rider charges (see “Charges and Adjustments”), federal income taxes and penalties. State and local income taxes may also apply (see “Taxes”). In addition, purchase payment credits may be reversed. You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see “Optional Benefits”). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes – Qualified Annuities – Required Minimum Distributions”).
Withdrawal Policies
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in each subaccount , one-year fixed account or GPA must be either zero or at least $50.

38 RiverSource Innovations Classic Variable Annuity — Prospectus

Receiving Payment

1 By electronic payment
•
request that payment be sent electronically to your bank payable to you;
•
pre-authorization required.

2 By regular or express mail
•
payable to you;
•
mailed to address of record.
NOTE: We will charge you a fee if you request express mail delivery.
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.
Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
–
the NYSE is closed, except for normal holiday and weekend closings;
–
trading on the NYSE is restricted, according to SEC rules;
–
an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
–
the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total withdrawal amount until cleared from the originating financial institution.
TSA – Special Provisions
Participants in Tax-Sheltered Annuities
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.
In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.
The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.
The Code imposes certain restrictions on your right to receive early distributions from a TSA:
•
Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
–
you are at least age 59½;
–
you are disabled as defined in the Code;
–
you severed employment with the employer who purchased the contract;
–
the distribution is because of your death;
– you are terminally ill as defined in the Code;
– you are adopting or are having a baby;

RiverSource Innovations Classic Variable Annuity — Prospectus 39

– you are supplying Personal or Family Emergency Expense;
– you are a Domestic Abuse Victim;
– you are in need to cover Expenses and losses on account of a FEMA declared disaster;
–
the distribution is due to plan termination; or
–
you are a qualifying military reservist.
•
If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.
•
Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”).
•
The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.
Changing Ownership
You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our Service Center. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.
If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)
If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.
Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.
If you have a GMIB and/or Benefit Protector Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector rider is optional. (see “Optional Benefits”).

40 RiverSource Innovations Classic Variable Annuity — Prospectus

Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Standard Benefits (no additional charge)
Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount among the subaccounts or from the one-year fixed account to one or more eligible subaccounts	N/A	N/A
•Transfers out of the one-year fixed
account to any of the subaccounts
may not exceed the amount that if
continued, would deplete the
one-year fixed account within 12
months
•For contracts signed prior
June 16, 2003, transfers out of the
one-year fixed account, are not
limited
•For contracts signed on or after
June 16, 2003, transfers out of the
one-year fixed account, including
automated transfers, are limited to
30% of one-year fixed account value
at the beginning of the contract year
or $10,000, whichever is greater

Special Dollar Cost Averaging (SDCA)	Allows the systematic transfer from the Special DCA fixed account to one or more eligible subaccounts	N/A	N/A
•Must be funded with a purchase
payment of at least $10,000, not
transferred contract value
•Only 6-month and 12-month options
may be available
•Transfers occur on a monthly basis
and the first monthly transfer
occurs one day after we receive
your purchase payment

Asset Rebalancing	Allows you to have your investments periodically rebalanced among the subaccounts to your pre-selected percentages	N/A	N/A
•You must have $2,000 in Contract
Value to participate.
•We require 30 days notice for you to
change or cancel the program
•You can request rebalancing to be
done either quarterly, semiannually
or annually

Automated Partial Withdrawals /Systematic Withdrawals	Allows automated partial withdrawals from the contract	N/A	N/A	•Additional systematic payments are not allowed with automated partial withdrawals •May result in income taxes and IRS penalty on all or a portion of amounts surrendered
Nursing Home or Hospital Confinement	Allows you to withdraw contract value without a withdrawal charge	N/A	N/A
•You must be confined to a hospital
or nursing home
for the prior 60 days
•You must be under age 76 on the
contract issue date and
confinement must start after the
contract issue date
•Amount withdrawn must be paid
directly to you
•Contract Value is reduced by any

RiverSource Innovations Classic Variable Annuity — Prospectus 41

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
purchase payment credits credited within 12 months of a withdrawal.
Terminal Illness	Allows you to withdraw contract value without a withdrawal charge	N/A	N/A
•Terminal Illness diagnosis must
occur after the first contract year
•Must be terminally ill and not
expected to live more than 12
months from the date of the
licensed physician statement
•Must provide us with a licensed
physician’s statement containing
the terminal illness diagnosis and
the date the terminal illness was
initially diagnosed
•Amount withdrawn must be paid
directly to you
•Contract Value is reduced by any
purchase payment credits credited
within 12 months of a withdrawal.

Death Benefits
ROP Death Benefit
Provides a death
benefit equal to the
greater of these values
minus any purchase
payment credits
subject to reversal and
any applicable rider
charges:Contract Value
or total purchase
payments plus
purchase payment
credits applied to the
contract, minus
adjusted partial
withdrawals

7-year
withdrawal
charge
schedule
qualified
annuity:
1.00%of
contract value
in the variable
account
nonqualified
annuity: 1.25%
of contract
value in the
variable
account
5-year
withdrawal
charge
schedule
qualified
annuity:
1.30% of
contract value
in the variable
account
nonqualified
annuity: 1.55%
of contract
value in the
variable
account
7-year withdrawal charge schedule qualified annuity: 1.00% nonqualified annuity: 1.25% 5-year withdrawal charge schedule qualified annuity: 1.30% nonqualified annuity: 1.55%
•Must be elected at contract issue
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals, and such reductions
could be significant
•Annuitizing the Contract terminates
the benefit
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

MAV Death Benefit	Provides a death benefit equal to the greatest of these values minus any purchase payment	7-year withdrawal charge schedule qualified	7-year withdrawal charge schedule qualified	•Available to owners age 79 and younger •Must be elected at contract issue •No longer eligible to increase on

42 RiverSource Innovations Classic Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations

credits subject to
reversal and any
applicable rider
charges:
Contract Value, total
purchase payments
plus purchase payment
credits applied to the
contract, minus
adjusted partial
withdrawals, or the
maximum anniversary
value immediately
preceding the date of
death plus any
purchase payments
and purchase payment
credits since that
anniversary minus
adjusted partial
withdrawals

annuity:
1.20% of
contract value
in the variable
account
nonqualified
annuity: 1.45%
of contract
value in the
variable
account
5-year
withdrawal
charge
schedule
qualified
annuity:
1.50% of
contract value
in the variable
account
nonqualified
annuity: 1.75%
of contract
value in the
variable
account
annuity: 1.20% nonqualified annuity: 1.45% 5-year withdrawal charge schedule qualified annuity: 1.50% nonqualified annuity: 1.75%
any contract anniversary following
your 81st birthday.
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant.
•Annuitizing the Contract terminates
the benefit
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

EDB Death Benefit
Provides a death
benefit equal to the
greatest of these four
values less any
purchase payment
credits, subject to
reversal, minus any
applicable rider
charges:
Contract Value, total
purchase payments
plus purchase payment
credits applied to the
contract, minus
adjusted partial
withdrawals, the
maximum anniversary
value immediately
preceding the date of
death plus any
purchase payments
and purchase payment
credits since that
anniversary minus
adjusted partial
withdrawals; or the 5%
rising floor

7-year
withdrawal
charge
schedule
qualified
annuity:
1.30% of
contract value
in the variable
account
nonqualified
annuity:1.55%
of contract
value in the
variable
account
5-year
withdrawal
charge
schedule
qualified
annuity: 1.60%
of contract
value in the
variable
account
nonqualified
annuity: 1.85%
of contract
value in the
variable
7-year withdrawal charge schedule qualified annuity: 1.30% nonqualified annuity: 1.55% 5-year withdrawal charge schedule qualified annuity: 1.60% nonqualified annuity: 1.85%
•Available to owners age 79 and
younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary following
your 81st birthday
•Not available with Benefit Protector
and Benefit Protector Plus
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•Annuitizing the Contract terminates
the benefit
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

RiverSource Innovations Classic Variable Annuity — Prospectus 43

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
		account
Optional Benefits
Benefit Protector Death Benefit	Provides an additional death benefit, based on a percentage of contract earnings, to help offset expenses after death such as funeral expenses or federal and state taxes	0.25% of contract value	0.25%
•Available to owners age 75 and
younger
•Must be elected at contract issue
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•Annuitizing the Contract terminates
the benefit
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

Benefit Protector Plus Death Benefit	Provides an additional death benefit, based on a percentage of contract earnings, to help offset expenses after death such as funeral expenses or federal and state taxes	0.40% of contract value	0.40%
•Available to owners age 75 and
younger
•Must be elected at contract issue
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•Annuitizing the Contract terminates
the benefit
•The percentage of exchange
purchase payments varies by age
and is subject to a vesting schedule
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

Guaranteed Minimum Income Benefit Rider (GMIB)	Provides guaranteed minimum lifetime income regardless of investment performance	GMIB – MAV 0.55% GMIB – 6% Rising Floor 0.75% of adjusted contract value	Varies by application sign date
•Available to owners age 75 or
younger
•Must be elected at contract issue,
but some exceptions apply
•Available as two options: GMIB –
MAV, or GMIB – 6% Rising Floor
•Certain withdrawals could
significantly reduce the GMIB
benefit base, which may reduce or
eliminate the amount of annuity
payments
•May have limitations on allocation
to the Money Market fund

Performance Credit Rider (PCR)	Provides additional benefit if your earnings are less than the	0.15% of contract value	0.15%	•Must be elected at contract issue •Not available with GMIB rider

44 RiverSource Innovations Classic Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
target value on the tenth rider anniversary
•May not provide additional benefit
before the tenth contract
anniversary and it may not be
appropriate for issue ages 75 and
older due to a required waiting
period
•May have limitations on allocation
to the GPA, the one-year fixed
account and Money Market fund

Benefits in Case of Death
There are three death benefit options under this contract:
•
ROP Death Benefit;
•
MAV Death Benefit; and
•
Enhanced Death Benefit.
If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If both you and the annuitant are 79 or younger at contract issue, you can elect either the ROP death benefit, the MAV death benefit or EDB death benefit rider (if its available in your state) on your application. If you select GMIB you must select either the MAV death benefit or the EDB death benefit rider. Once you elect an option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges and Adjustments – Annual Contract Expenses – Mortality and Expense Risk Fee.”)
Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death if you die before the retirement start date while this contract is in force. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.
Return of Purchase Payments (ROP) Death Benefit
The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of these two values less any purchase payment credits applied within 12 months of the date of death , minus any applicable rider charges:
1.
contract value; or
2.
total purchase payments plus purchase payments credits applied to the contract minus adjusted partial withdrawals.

Adjusted partial withdrawals for the ROP or MAV death benefit	=	PW × DB
CV

PW	=	the amount by which the contract value is reduced as a result of the partial withdrawal.
DB	=	the death benefit on the date of (but prior to) the partial withdrawal.
CV	=	contract value on the date of (but prior to) the partial withdrawal.
Example
•
You purchase the contract with a payment of $20,000.
•
On the first contract anniversary you make an additional purchase payment of $5,000.
•
During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.
•
During the third contract year the contract value grows to $23,000.

We calculate the ROP death benefit as follows:
Contract value at death:	$23,000.00
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
Total purchase payments and purchase payment credits:	$25,000.00

RiverSource Innovations Classic Variable Annuity — Prospectus 45

minus adjusted partial withdrawals calculated as:
$1,500 × $25,000 =	–1,704.55
$22,000
for a death benefit of:	$23,295.45
ROP death benefit, calculated as the greatest of these two values:		$23,295.45
Maximum Anniversary Value (MAV) Death Benefit
The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.
If both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract. Once you select the MAV death benefit you may not cancel it. If you select the Guaranteed Minimum Income Benefit Rider you must select either the MAV death benefit or the EDB death benefit rider.
The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these three values less any purchase payment credits applied within 12 months of the date of death , minus any applicable rider charges:
1.
contract value;
2.
total purchase payments applied to the contract minus adjusted partial withdrawals; or
3.
the MAV on the date of death.
Maximum anniversary value (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary’s MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV when you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.
Example
•
You purchase the contract with a payment of $20,000.
•
On the first contract anniversary the contract value grows to $24,000.
•
During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

We calculate the MAV death benefit as follows:
Contract value at death:	$20,500.00
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
Total purchase payments and purchase payment credits:	$20,000.00
minus the death benefit adjusted partial withdrawals, calculated as:
$1,500 × $20,000 =	–1,363.64
$22,000
for a death benefit of:	$18,636.36
The MAV immediately preceding the date of death:
Greatest of your contract anniversary contract values:	$24,000.00
plus purchase payments and purchase payment credits made since that anniversary:	+0.00
minus the death benefit adjusted partial withdrawals, calculated as:
$1,500 × $24,000 =	–1,636.36
$22,000
for a death benefit of:	$22,363.64
The MAV death benefit, calculated as the greatest of these three values:		$22,363.64
Enhanced Death Benefit (EDB)
The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow.

46 RiverSource Innovations Classic Variable Annuity — Prospectus

This is an optional benefit that you may select for an additional charge (see “Charges and Adjustments”). The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with EDB. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.
If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB rider to your contract at the time of purchase. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.
The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values less any purchase payment credits applied within 12 months of the date of death , minus any applicable rider charges:
1.
contract value;
2.
total purchase payments plus purchase payment credits applied to the contract minus adjusted partial withdrawals;
3.
the MAV on the date of death; or
4.
the 5% rising floor.
5% rising floor: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:
•
the amounts allocated to the subaccounts at issue increased by 5%,
•
plus any subsequent amounts allocated to the subaccounts,
•
minus adjusted transfers and partial withdrawals from the subaccounts.
Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary’s variable account floor. We stop adding this amount after you or the annuitant reach age 81.
5% rising floor adjusted transfers or partial withdrawals	=	PWT × VAF
SV

PWT	=	the amount by which the contract is reduced as a result of the partial withdrawal or transfer from the subaccounts.
VAF	=	variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV	=	value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.
Example
•
You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.
•
On the first contract anniversary the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200.
•
During the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

The death benefit is calculated as follows:
Contract value at death:	$22,800.00
Purchase payments minus adjusted partial withdrawals:
Total purchase payments:	$25,000.00
minus adjusted partial withdrawals, calculated as:
$1,500 × $25,000 =	–1,543.21
$24,300
for a return of purchase payments death benefit of:	$23,456.79
The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
The MAV on the immediately preceding anniversary:	$25,000.00

RiverSource Innovations Classic Variable Annuity — Prospectus 47

plus purchase payments made since that anniversary:	+0.00
minus adjusted partial withdrawals made since that anniversary, calculated as:
$1,500 × $25,000 =	–1,543.21
$24,300
for a MAV death benefit of:	$23,456.79
The 5% rising floor:
The variable account floor on the first contract anniversary, calculated as: 1.05 x $20,000 =	$21,000.00
plus amounts allocated to the subaccounts since that anniversary:	+0.00
minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
$1,500 × $21,000 =	–1,657.89
$19,000
variable account floor benefit:	$19,342.11
plus the one-year fixed account value:	+5,300.00
5% rising floor (value of the GPAs, one-year fixed account and the variable account floor):	$24,642.11
EDB, calculated as the greatest of these three values, which is the 5% rising floor:		$24,642.11
If You Die Before Your Retirement Date
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled. Death claim requirements generally include due proof of death and will be detailed in the claim materials we send upon notification of death.
Nonqualified annuities
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)
If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•
the beneficiary elects in writing, and payouts begin no later than one year after your death, or other date as permitted by the IRS; and
•
the payout period does not extend beyond the beneficiary’s life or life expectancy.
Qualified annuities
The information below has been revised to reflect proposed regulations issued by the Internal Revenue Service that describe the requirements for required minimum distributions when a person or entity inherit assets held in an IRA, 403(b) or qualified retirement plan. This proposal is not final and may change. Contract owners are advised to work with a tax professional to understand their required minimum distribution obligations under the proposed regulations and federal law.  The proposed regulations can be found in the Federal Register, Vol. 87, No. 37, dated Thursday, February 24, 2022.
•
Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 73. If you attained age 73 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.
Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new

48 RiverSource Innovations Classic Variable Annuity — Prospectus

annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)
•
Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs on or after Jan. 1, 2020, the beneficiary is required to withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death unless they qualify as an “eligible designated beneficiary.” Your beneficiary may be required to take distributions during the 10-year period if you died after your Required Beginning Date. Eligible designated beneficiaries may continue to take proceeds out over your life expectancy if you died prior to your Required Beginning Date or over the greater of your life expectancy or their life expectancy if you died after your Required Beginning Date. Eligible designated beneficiaries include the surviving spouse: the surviving spouse;
•
a lawful child of the owner under the age of 21 (remaining amount must be withdrawn by the earlier of the end of the year the minor turns 31 or end of the 10th year following the minor's death);disabled within the meaning of Code section 72(m)(7);
•
chronically ill within the meaning of Code section 7702B(c)(2);
•
any other person who is not more than 10 years younger than the owner.
However, non-natural beneficiaries, such as estates and charities, are subject to a five-year rule to distribute the IRA if you died prior to your Required Beginning Date.
We will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under a payout plan available under this contract and:
•
the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•
the payout period does not extend beyond December 31 of the 10th year following your death or the applicable life expectancy for an eligible designated beneficiary.
•
Spouse and Non-spouse beneficiary: If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or annuitize the contract to deplete it within 10 years of your beneficiary’s death
•
Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary may continue depending on the annuity payout plan you elect, subject to adjustment to comply with the IRS rules and regulations.
How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the contract’s maturity date (the latest day on which income payments may begin under the contract) or 2) the date the death benefit is due and payable. If a contract matures or we determine a death benefit is payable, we will use our best efforts to locate you or designated beneficiaries. If we are unable to locate you or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your address or beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.
For nonqualified deferred annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner.
Optional Benefits
The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

RiverSource Innovations Classic Variable Annuity — Prospectus 49

Optional Living Benefits
Guaranteed Minimum Income Benefit Rider (GMIB)
There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:
•
you must hold the GMIB for 7 years,
•
the GMIB rider terminates* 30 days following the contract anniversary after the annuitant’s 86th birthday,
•
you can only exercise the GMIB within 30 days after a contract anniversary, and
•
there are additional costs associated with the rider.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.
If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.
If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your investment professional whether either GMIB rider option is appropriate for your situation.
The amount of the fee is determined by the GMIB rider option you select (see “Charges and Adjustments – Optional Benefit Charges – Guarantee Minimum Income Benefit Rider (GMIB) Fee”). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.
In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.
Investment selection: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in Columbia Variable Portfolio – Government Money Market Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.
You may select one of the following GMIB rider options:
•
GMIB – Maximum Anniversary Value (MAV); or
•
GMIB – 6% Rising Floor.
GMIB – MAV
GMIB benefit base:
If the GMIB – MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:
1.
contract value;
2.
total purchase payments and purchase payment credits minus adjusted partial withdrawals; or
3.
the MAV.
MAV is a value we calculate on the first contract anniversary as the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary’s MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted

50 RiverSource Innovations Classic Variable Annuity — Prospectus

partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.
Keep in mind, the MAV is limited at age 81.
We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB – MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.
For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:
PMT × CVG
ECV

PMT	=	each purchase payment and purchase payment credit made in the five years before you exercise the GMIB – MAV.
CVG	=	current contract value at the time you exercise the GMIB – MAV.
ECV	=
the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

Exercising the GMIB – MAV:
•
you may only exercise the GMIB – MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.
•
the annuitant must be between 50 and 86 years old on the date the rider is exercised.
•
you can only take an annuity payout under one of the following annuity payout plans:
–
Plan A – Life Annuity – no refund
–
Plan B – Life Annuity with ten years certain
–
Plan D – Joint and last survivor life annuity — no refund
•
You may change the annuitant for the payouts.
When you exercise your GMIB – MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.
First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:
Pt-1 (1 + i)	= Pt
1.05

Pt–1	=	prior annuity payout
Pt	=	current annuity payout
i	=	annualized subaccount performance
Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.
The GMIB – MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB – MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB – MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB – MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB – MAV may be less than the income the contract otherwise provided. If the annuity payouts

RiverSource Innovations Classic Variable Annuity — Prospectus 51

through the standard contract provisions are more favorable than the payouts available through the GMIB – MAV, you will receive the higher standard payout. The GMIB – MAV does not create contract value or guarantee the performance of any investment option.
Terminating the GMIB – MAV:
•
You may terminate the GMIB – MAV within 30 days after the first rider anniversary.
•
You may terminate the GMIB – MAV any time after the seventh rider anniversary.
•
The GMIB – MAV will terminate on the date:
–
you make a full withdrawal from the contract;
–
a death benefit is payable; or
–
you choose to begin taking annuity payouts under the regular contract provisions.
•
The GMIB – MAV will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.
Example
•
You purchase the contract during the 2004 calendar year with a payment of $100,000 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.
•
There are no additional purchase payments and no partial withdrawals.
•
Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.
•
Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

Contract anniversary	Contract value	Purchase payments	MAV	GMIB benefit base
1	$107,000	$101,000	$107,000
2	125,000	101,000	125,000
3	132,000	101,000	132,000
4	150,000	101,000	150,000
5	85,000	101,000	150,000
6	120,000	101,000	150,000
7	138,000	101,000	150,000	$150,000
8	152,000	101,000	152,000	152,000
9	139,000	101,000	152,000	152,000
10	126,000	101,000	152,000	152,000
11	138,000	101,000	152,000	152,000
12	147,000	101,000	152,000	152,000
13	163,000	101,000	163,000	163,000
14	159,000	101,000	163,000	163,000
15	215,000	101,000	215,000	215,000
NOTE: The MAV value is limited at age 81 but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.
If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:
Contract anniversary at exercise	GMIB benefit base	Plan A – life annuity – no refund	Minimum Guaranteed Monthly Income
			Plan B – life annuity with ten years certain	Plan D – joint and last survivor life annuity – no refund
10	$152,000 (MAV)	$784.32	$763.04	$627.76
15	215,000 (Contract Value = MAV)	1,268.50	1,210.45	982.55
The payouts above are based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the

52 RiverSource Innovations Classic Variable Annuity — Prospectus

contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:
Contract anniversary at exercise	Contract value	Plan A – life annuity – no refund	Plan B – life annuity with ten years certain	Plan D – joint and last survivor life annuity – no refund
10	$126,000	$650.16	$632.52	$520.38
15	215,000	1,268.50	1,210.45	982.55
In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB – MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.
Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.
GMIB – 6% Rising Floor
GMIB benefit base:
If the GMIB – 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:
1.
contract value;
2.
total purchase payments and purchase payment credits minus adjusted partial withdrawals; or
3.
the 6% rising floor.
6% rising floor: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:
•
the initial purchase payments and purchase payment credits allocated to the subaccounts increased by 6%;
•
plus any subsequent amounts allocated to the subaccounts; and
•
minus adjusted transfers or partial withdrawals from the subaccounts.
Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary’s variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.
Keep in mind that the 6% rising floor is limited at age 81.
We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:
•
subtract each payment adjusted for market value from the contract value.
•
subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.
For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:
PMT × CVG
ECV

PMT	=	each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.
CVG	=	current contract value at the time you exercise the GMIB.
ECV	=
the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

RiverSource Innovations Classic Variable Annuity — Prospectus 53

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:
PMT	x	(1.06)CY

CY	=	the full number of contract years the payment has been in the contract
Exercising the GMIB – 6% Rising Floor:
•
you may only exercise the GMIB – 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.
•
the annuitant must be between 50 and 86 years old on the date the rider is exercised.
•
you can only take an annuity payout under one of the following annuity payout plans:
–
Plan A – Life Annuity – no refund
–
Plan B – Life Annuity with ten years certain
–
Plan D – Joint and last survivor life annuity – no refund
•
You may change the annuitant for the payouts.
When you exercise your GMIB – 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.
First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:
Pt-1 (1 + i)	= Pt
1.05

Pt–1	=	prior annuity payout
Pt	=	current annuity payout
i	=	annualized subaccount performance
Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.
The GMIB – 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB – 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB – 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB – 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB – 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB – 6% Rising Floor, you will receive the higher standard payout. The GMIB – 6% Rising Floor does not create contract value or guarantee the performance of any investment option.
Terminating the GMIB – 6% Rising Floor:
•
You may terminate the GMIB – 6% Rising Floor within 30 days after the first rider anniversary.
•
You may terminate the GMIB – 6% Rising Floor any time after the seventh rider anniversary.
•
The GMIB – 6% Rising Floor will terminate on the date:
—
you make a full withdrawal from the contract;
—
a death benefit is payable; or
•
you choose to begin taking annuity payouts under the regular contract provisions.
•
The GMIB – 6% Rising Floor will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.

54 RiverSource Innovations Classic Variable Annuity — Prospectus

*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.
Example
•
You purchase the contract during the 2004 calendar year with a payment of $100,000 and you allocate all of your purchase payment to the subaccounts.
•
There are no additional purchase payments and no partial withdrawals.
•
Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.
Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:
Contract anniversary	Contract value	Purchase payments	6% rising floor	GMIB benefit base
1	$107,000	$100,000	$106,000
2	125,000	100,000	112,360
3	132,000	100,000	119,102
4	150,000	100,000	126,248
5	85,000	100,000	133,823
6	120,000	100,000	141,852
7	138,000	100,000	150,363	$150,363
8	152,000	100,000	159,388	159,388
9	139,000	100,000	168,948	168,948
10	126,000	100,000	179,085	179,085
11	138,000	100,000	189,830	189,830
12	147,000	100,000	201,220	201,220
13	215,000	100,000	213,293	215,000
14	234,000	100,000	226,090	234,000
15	240,000	100,000	239,655	240,000
NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB – 6% Rising Floor.
If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:
Contract anniversary at exercise	GMIB benefit base	Plan A – life annuity – no refund	Minimum Guaranteed Monthly Income
			Plan B – life annuity with ten years certain	Plan D – joint and last survivor life annuity – no refund
10	$179,085 (6% Rising Floor)	$872.14	$850.65	$691.27
15	240,000 (Contract Value)	1,346.40	1,286.40	1,034.40
The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:
Contract anniversary at exercise	Contract value	Plan A – life annuity – no refund	Plan B – life annuity with ten years certain	Plan D – joint and last survivor life annuity – no refund
10	$126,000	$650.16	$632.52	$520.38
15	240,000	1,416.00	1,351.20	1,096.80
In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB – 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

RiverSource Innovations Classic Variable Annuity — Prospectus 55

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.
Performance Credit Rider (PCR)
The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see “Charges and Adjustments”). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.
If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select the GMIB rider option. In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year’s purchase payments and purchase payment credits.
Investment selection under the PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the Columbia Variable Portfolio – Government Money Market Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.
Target value: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year’s purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary’s target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.
Target value adjusted partial withdrawals	=	PW × TV
CV

PW	=	the partial withdrawal including any applicable withdrawal charge or MVA.
TV	=	the target value on the date of (but prior to) the partial withdrawal.
CV	=	contract value on the date of (but prior to) the partial withdrawal.
Exercising the PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:
Option A) You may choose to accept a PCR credit to your contract equal to:
5%	×	(PP – PCRPW – PP5)

PP	=	total purchase payments and purchase payment credits.
PCRPW	=
PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see
Appendix B.

PP5	=
purchase payments and purchase payment credits made in the prior five years. We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

Option B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

56 RiverSource Innovations Classic Variable Annuity — Prospectus

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.
If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year’s payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.
PCR reset: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year’s payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.
Terminating the PCR
•
You may terminate the PCR within 30 days following the first rider anniversary.
•
You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.
•
The PCR will terminate on the date:
–
you make a full withdrawal from the contract,
–
that a death benefit is payable, or
–
you choose to begin taking annuity payouts.
Example
•
You purchase the contract with a payment of $100,000 and we add a $1,000 purchase payment credit to the contract
•
There are no additional purchase payments and no partial withdrawals
•
On the tenth contract anniversary, the contract value is $200,000
•
We determine the target value on the tenth contract anniversary as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 × (1.072)10 = $101,000 × 2.00423 = $202,427.
Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:
5% × (PP – PCRPW – PP5) = 0.05 × ($101,000 – 0 – 0) = $5,050.
After application of the PCR credit, your total contract value would be $205,050.
•
During the eleventh contract year, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on the tenth contract anniversary ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to determine your monthly annuity payout amount.
•
If you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on the tenth contract anniversary with the target values first year’s payments equal to $205,050. We would make the next PCR credit determination on the twentieth contract anniversary.
Optional Death Benefits
Benefit Protector Death Benefit Rider (Benefit Protector)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. The Benefit Protector does not provide any additional benefit before the first rider anniversary.
If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus rider.

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Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.
The Benefit Protector provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•
the applicable death benefit
•
40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or
•
15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.
Earnings at death: This is determined by taking the current death benefit, and subtracting any purchase payments not previously withdrawn. Partial withdrawals reduce earnings before reducing purchase payments in the contract. This determines how much of the applicable death benefit is made up of contract earnings. We set maximum earnings at death of 250% of purchase payments not previously withdrawn that are one or more years old. Earnings at death cannot be less than zero.
Terminating the Benefit Protector
•
You may terminate the rider within 30 days of the first rider anniversary.
•
You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•
The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.
Example of the Benefit Protector
•
You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.
•
During the first contract year the contract value grows to $105,000. The death benefit under the MAV death benefit equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.
•
On the first contract anniversary the contract value grows to $110,000. The death benefit equals:

MAV death benefit (contract value):	$110,000
plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV death benefit (MAV):	$110,000
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:

MAV death benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($57,619 – $55,000) =	+1,048
Total death benefit of:	$58,667
•
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit during the third contract year. The reduction in contract value has no effect.

58 RiverSource Innovations Classic Variable Annuity — Prospectus

•
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:

MAV death benefit (contract value):	$200,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000
Total death benefit of:	$255,000
•
During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:

MAV death benefit (contract value less any purchase payment credits added in the last 12 months):	$249,500
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000
Total death benefit of:	$304,500
•
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:

MAV death benefit (contract value):	$250,000
plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)
0.40 × ($250,000 – $105,000) =	+58,000
Total death benefit of:	$308,000
If your spouse is the sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for “purchase payments not previously withdrawn” used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.
NOTE: For special tax considerations associated with the Benefit Protector, see “Taxes.”
Benefit Protector Plus Death Benefit Rider (Benefit Protector Plus)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector Plus provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.
If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector rider. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.
The Benefit Protector Plus provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•
the benefits payable under the Benefit Protector described above, plus
•
a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:
Rider Year	Percentage if you and the annuitant are under age 70 on the rider effective date	Percentage if you or the annuitant are age 70 or older on the rider effective date
One and Two	0%	0%
Three and Four	10%	3.75%

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Rider Year	Percentage if you and the annuitant are under age 70 on the rider effective date	Percentage if you or the annuitant are age 70 or older on the rider effective date
Five or more	20%	7.5%
Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:
•
the applicable death benefit (see “Benefits in Case of Death”), plus:

Rider Year	If you and the annuitant are under age 70 on the rider effective date, add…	If you or the annuitant are age 70 or older on the rider effective date, add…
One	Zero	Zero
Two	40% × earnings at death (see above)	15% × earnings at death
Three & Four	40% × (earnings at death + 25% of initial purchase payment*)	15% × (earnings at death + 25% of initial purchase payment*)
Five or more	40% × (earnings at death + 50% of initial purchase payment*)	15% × (earnings at death + 50% of initial purchase payment*)
*
Initial purchase payments are payments made within 60 days of rider issue not previously withdrawn.
Terminating the Benefit Protector Plus
•
You may terminate the rider within 30 days of the first rider anniversary.
•
You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•
The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.
Example of the Benefit Protector Plus
•
You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.
•
During the first contract year the contract value grows to $105,000. The death benefit equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.
•
On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:

MAV death benefit (contract value):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV death benefit (MAV):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($110,000 – $100,000) =	+4,000
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.10 × $100,000 =	+10,000
Total death benefit of:	$124,000
•
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:

MAV death benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($57,619 – $55,000) =	+1,048
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn:

60 RiverSource Innovations Classic Variable Annuity — Prospectus

0.10 × $55,000 =	+5,500
Total death benefit of:	$64,167
•
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit paid during the third contract year. The reduction in contract value has no effect.
•
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

MAV death benefit (contract value):	$200,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.20 × $55,000 =	+11,000
Total death benefit of:	$266,000
•
During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:

MAV death benefit (contract value less any purchase payment credits added in the last 12 months):	$249,500
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.20 × $55,000 =	+11,000
Total death benefit of:	$315,500
•
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:

MAV death benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.20 × $55,000 =	+11,000
Total death benefit of:	$319,000
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see “Benefits in Case of Death”).
NOTE: For special tax considerations associated with the Benefit Protector Plus, see “Taxes.”
The Annuity Payout Period
As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. Currently, we make annuity payments on a monthly, quarterly, semi-annually and annual basis. Assuming the initial payment is on the same date, more frequent payments will generally result in higher total payments over the year. As discussed below, certain annuity payout options have a “guaranteed period,” during which payments are guaranteed to continue. Longer guaranteed periods will generally result in lower monthly annuity payment amounts. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
We do not deduct any withdrawal charges upon retirement but withdrawal charges may apply when electing to exercise liquidity features we may make available under certain fixed annuity payout options.
You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for

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partial annuitization of your annuity contract, see “Taxes – Nonqualified Annuities – Annuity payouts” and “Taxes – Qualified Annuities – Annuity payouts.” If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.
Amounts of fixed and variable payouts depend on:
•
the annuity payout plan you select;
•
the annuitant’s age and, in most cases, sex;
•
the annuity table in the contract; and
•
the amounts you allocated to the accounts at settlement.
In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts generally remain the same from month to month unless you have elected an option providing for increasing payments.
For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract – Transfer Policies.”
Annuity Tables
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)
Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.
Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.
Annuity Payout Plans
We make available variable annuity payouts where payout amounts will vary based on the performance of the variable account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before the retirement date. Generally, you may select one of the Plans A through E below or another plan agreed to by us.
•
Plan A – Life annuity – no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.
•
Plan B – Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period in the event the annuitant dies before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.
•
Plan C – Life annuity – installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.
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Plan D – Joint and last survivor life annuity – no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.
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Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining payouts and pay it to you in a lump sum.

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For Plan A, if the annuitant dies before the initial payment, no payments will be made. For Plan B, if the annuitant dies before the initial payment, the payments will continue for the guaranteed payout period. For Plan C, if the annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both annuitants die before the initial payment, no payments will be made; however, if one annuitant dies before the initial payment, the payments will continue until the death of the surviving annuitant.
In addition to the annuity payout plans described above, we may offer additional payout plans. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features will result in payouts ceasing.
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number. For annuity payment plans that do not involve lifetime income, the length of the guaranteed period will affect the amount of each payment. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
Utilizing a liquidity feature to withdraw the underlying value of remaining payouts may result in the assessment of a withdrawal charge (See “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”) or a 10% IRS penalty tax. (See “Taxes.”)
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number.
Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
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in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or
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over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.
If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.
Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect. Payments to beneficiaries are subject to adjustment to comply with the IRS rules and regulations.
Taxes
Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.
Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.
Annuity payouts: Generally, unlike withdrawals described below, the income taxation of annuity payouts is subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity – no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the

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unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Withdrawals: Generally, if you withdraw all or part of your nonqualified annuity your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.
You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59½ unless certain exceptions apply.
Withholding: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you have a valid U.S. address and payments are delivered inside the United States, you may be able to elect not to have federal income tax withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow you to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Federal and state tax withholding rules are subject to change. Annuity payouts and surrenders are subject to the tax withholding rules in effect at the time that they are made, which may differ from the rules described above.
Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death – If You Die Before the Retirement Date”).
Net Investment Income Tax: Certain investment income of high-income individuals (as well as estates and trusts) is subject to a 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.
Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (non-natural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until withdrawn or paid out.
Penalties: If you receive amounts from your nonqualified annuity before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
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because of your death or in the event of non-natural ownership, the death of annuitant;
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because you become disabled (as defined in the Code);
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if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

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if it is allocable to an investment before Aug. 14, 1982; or
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if annuity payouts are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange.
Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above.
Qualified Annuities
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.
When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.
Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or 3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such payout to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.
Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.

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Withdrawals: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such withdrawal to be directly rolled over to another eligible retirement plan such as an IRA.
Withdrawals from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period or another qualifying event such as death or disability.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions (“RMDs”) beginning at age 73. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.
Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.
Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.
In the below situations, the distribution is subject to optional withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.
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the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;
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the payout is a RMD as defined under the Code;
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the payout is made on account of an eligible hardship; or
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the payout is a corrective distribution.
State withholding also may be imposed on taxable distributions.
Penalties: If you receive amounts from your qualified contract before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:
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because of your death;
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because you become disabled (as defined in the Code);
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if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
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if the distribution is made following severance from employment during or after the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);
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to pay certain medical or education expenses (IRAs only); or

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if the distribution is made from an inherited IRA or others as allowed by the IRS.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Under current IRS requirements you are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death – If you Die Before the Retirement Date”).
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new withdrawal charge schedule for an annuity contract, or other product rules as applicable.
Assignment: You may not assign or pledge your qualified contract as collateral for a loan.
Other
Purchase payment credits: These are considered earnings and are taxed accordingly when withdrawn or paid out.
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59½, if applicable, on the taxable portion.
We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.
RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.
The company includes in its taxable income the net investment income derived from the investment of assets held in its subaccounts because the company is considered the owner of these assets under federal income tax law.  The company may claim certain tax benefits associated with this investment income.  These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.
Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.
If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.

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Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.
After annuity payouts begin, the number of votes you have is equal to:
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the reserve held in each subaccount for your contract; divided by
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the net asset value of one share of the applicable fund.
As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We are the legal owner of all fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from policy owners. We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions. As a result of this proportional voting, in cases when a small number of contract owners vote, their votes will have a greater impact and may even control the outcome.
To the extent that voting rights created under applicable federal securities laws are revised or alter the voting rights described herein, we reserve the right to proceed in accordance with those laws and regulatory guidance.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
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laws or regulations change;
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the existing funds become unavailable; or
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in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.
If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund), provided we obtain any required SEC and state insurance law approval. The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
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add new subaccounts;
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combine any two or more subaccounts;
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transfer assets to and from the subaccounts or the variable account; and
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eliminate or close any subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Contract
New contracts are not currently being offered.
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Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.
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The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts

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to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments We May Make to Selling Firms
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We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.00% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.00% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.
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We may pay selling firms an additional sales commission of up to 1.00% of purchase payments for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.
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In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
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sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
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marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
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providing service to contract owners; and
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funding other events sponsored by a selling firm that may encourage the selling firm’s investment professionals to sell the contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.
Sources of Payments to Selling Firms
When we pay the commissions and other compensation described above from our assets. Our assets may include:
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revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see “Fee Table and Examples”);
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compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds – The Funds”);
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compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds – The Funds”); and
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revenues we receive from other contracts we sell that are not securities and other businesses we conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
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fees and expenses we collect from contract owners, including withdrawal charges; and
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fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements made with selling firms can potentially:
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give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.
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cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
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cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

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Payments to Investment Professionals
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The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.
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To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.
Issuer
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts (including registered indexed linked annuity contracts) and life insurance policies.
We rely on the exemption from the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), provided by Rule 12h-7 under the 1934 Act. We are obligated to pay all amounts promised to you under the Contract, subject to our financial strength and claims paying ability.
Legal Proceedings
RiverSource Life is involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.
As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including Ameriprise Financial Services, LLC (“AFS”) and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.
These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity.

70 RiverSource Innovations Classic Variable Annuity — Prospectus

Financial Statements
The financial statements for the RiverSource Variable Annuity Account, as well as the consolidated financial statements of RiverSource Life, are in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by calling us at 1-800-862-7919, or can be found online at www.ameriprise.com/variableannuities.

RiverSource Innovations Classic Variable Annuity — Prospectus 71

Appendix A: Investment Options Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversource.annuityservice@ampf.com.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to maximize total return consistent with AllianceBernstein's determination of reasonable risk.	AB VPS Balanced Hedged Allocation Portfolio (Class B) AllianceBernstein L.P.	0.95%[1]	8.58%	4.14%	5.18%
Seeks long-term growth of capital.	AB VPS Large Cap Growth Portfolio (Class B) AllianceBernstein L.P.	0.90%	24.95%	15.87%	15.67%
Seeks long-term growth of capital.	AB VPS Relative Value Portfolio (Class B) AllianceBernstein L.P.	0.86%	12.76%	9.54%	9.39%
Seeks long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio (Class B) AllianceBernstein L.P.	1.16%[1]	5.96%	8.77%	9.45%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.80%	25.89%	8.28%	13.92%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3) Columbia Management Investment Advisers, LLC	0.86%[1]	15.28%	6.12%	8.75%
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 3) Columbia Management Investment Advisers, LLC	0.49%[1]	4.84%	3.53%	2.16%
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.65%	1.85%	(3.60%)	0.08%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Large Cap Growth Fund (Class 3) Columbia Management Investment Advisers, LLC	0.85%	31.19%	8.74%	17.33%

72 RiverSource Innovations Classic Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 3) Columbia Management Investment Advisers, LLC	0.38%	24.54%	8.52%	14.07%
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3) Columbia Management Investment Advisers, LLC	0.59%	1.44%	(2.81%)	(0.95%)
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.81%	33.45%	16.74%	13.33%
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.81%	30.07%	18.63%	16.34%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.82%	17.18%	11.06%	8.94%
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.98%	4.81%	5.50%	6.06%

RiverSource Innovations Classic Variable Annuity — Prospectus 73

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks high total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.	Franklin Global Real Estate VIP Fund - Class 2 Franklin Templeton Institutional, LLC	1.25%[1]	(0.32%)	(0.30%)	2.30%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.94%	11.27%	5.75%	5.83%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.90%[1]	11.71%	8.36%	8.17%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.	Franklin Small-Mid Cap Growth VIP Fund - Class 2 Franklin Advisers, Inc.	1.08%[1]	11.04%	9.75%	9.32%
Seeks long-term capital appreciation.	Invesco V.I. American Value Fund, Series II Shares Invesco Advisers, Inc.	1.14%	30.09%	13.40%	8.85%
Seeks long-term growth of capital.	Invesco V.I. Core Equity Fund, Series II Shares Invesco Advisers, Inc.	1.05%	25.29%	12.07%	9.15%
Seeks capital appreciation.	Invesco V.I. Discovery Large Cap Fund, Series II Shares (previously Invesco V.I. Capital Appreciation Fund, Series II Shares) Invesco Advisers, Inc.	1.05%[1]	33.82%	15.76%	12.97%
Seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares Invesco Advisers, Inc.	1.10%	23.92%	9.92%	11.29%
Seeks capital appreciation.	Invesco V.I. Global Fund, Series II Shares Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%

74 RiverSource Innovations Classic Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks total return	Invesco V.I. Global Strategic Income Fund, Series II Shares Invesco Advisers, Inc.	1.18%[1]	3.02%	(0.43%)	1.28%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund®, Series II Shares Invesco Advisers, Inc.	1.11%	12.41%	10.21%	8.73%
Seeks capital appreciation.	MFS® Massachusetts Investors Growth Stock Portfolio - Service Class Massachusetts Financial Services Company	0.97%[1]	15.98%	12.16%	12.91%
Seeks capital appreciation.	MFS® New Discovery Series - Service Class Massachusetts Financial Services Company	1.12%[1]	6.44%	4.71%	8.92%
Seeks total return.	MFS® Total Return Series - Service Class Massachusetts Financial Services Company	0.86%[1]	7.46%	5.89%	6.20%
Seeks total return.	MFS® Utilities Series - Service Class Massachusetts Financial Services Company	1.04%[1]	11.34%	5.61%	6.02%
Seeks capital appreciation.	Putnam VT International Equity Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	1.08%	2.97%	4.88%	4.73%
Seeks capital growth and current income.	Putnam VT Large Cap Value Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor; Sub-advisers- Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.80%	19.14%	12.45%	10.88%
Seeks capital appreciation.	Putnam VT Research Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.95%	26.28%	14.91%	13.02%
Seeks long-term capital appreciation.	Putnam VT Sustainable Leaders Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.88%	23.02%	13.72%	13.50%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund - Class 2 Templeton Investment Counsel, LLC	1.06%[1]	(1.00%)	2.60%	2.38%

RiverSource Innovations Classic Variable Annuity — Prospectus 75

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.97%[1]	7.83%	1.41%	6.11%
1
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
The following is a list of investment options that earn fixed interest for a specified term currently available under the contract. We may change the features of the fixed interest options listed below and terminate existing options. We will provide you with written notice before doing so. Depending on the optional benefits you choose, you may not be able to invest in certain fixed investment options. See “The ‘Nonunitized’ Separate Account and the Guarantee Period Accounts (GPAs)” and “The One-Year Fixed Account” in the prospectus for more information about the fixed interest investment options.
Note: A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period. This may result in a significant reduction in your contract value. See “Charges and Adjustments – Adjustments –Market Value Adjustments” in the prospectus for more information about the MVA.
Name	Term	Minimum Guaranteed Interest Rate*
2 Year Guarantee Period Account	2 Years	0.00% or 3.00%
3 Year Guarantee Period Account	3 Years	0.00% or 3.00%
4 Year Guarantee Period Account	4 Years	0.00% or 3.00%
5 Year Guarantee Period Account	5 Years	0.00% or 3.00%
6 Year Guarantee Period Account	6 Years	0.00% or 3.00%
7 Year Guarantee Period Account	7 Years	0.00% or 3.00%
8 Year Guarantee Period Account	8 Years	0.00% or 3.00%
9 Year Guarantee Period Account	9 Years	0.00% or 3.00%
10 Year Guarantee Period Account	10 Years	0.00% or 3.00%

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below or terminate existing Fixed Options. We will provide you with written notice before doing so.
Note: If amounts are withdrawn from a Fixed Option before the end of its term, we will not apply a contract adjustment.
Name	Term	Contract Issue Year	Minimum Guaranteed Interest Rate*
One-Year Fixed Account	1 Year	2003	1.50% or 2.00%/3.00%† or 3.00%
		2004	1.50% or 2.00% or 2.00%/3.00%† or 3.00%
Special DCA Fixed Account	6 Months	2003	1.50% or 2.00%/3.00%† or 3.00%
		2004	1.50% or 2.00% or 2.00%/3.00%† or 3.00%

76 RiverSource Innovations Classic Variable Annuity — Prospectus

Name	Term	Contract Issue Year	Minimum Guaranteed Interest Rate*
Special DCA Fixed Account	1 Year	2003	1.50% or 2.00%/3.00%† or 3.00%
		2004	1.50% or 2.00% or 2.00%/3.00%† or 3.00%
*
Minimum guaranteed interest rates vary by Issue State and Issue Date. See your Contract Data Page for your applicable minimum guaranteed interest rate.
†
2.00% for 10 years and 3.00% thereafter

RiverSource Innovations Classic Variable Annuity — Prospectus 77

Appendix B: Performance Credit Rider Adjusted Partial Withdrawal
Step one:
For each withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):
RPA	=	Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.
NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.
RPA adjusted partial withdrawals	=	PW × RPA
CV

PW	=	the partial withdrawal including any applicable withdrawal charge or MVA.
CV	=	the contract value on the date of (but prior to) the partial withdrawal.
RPA	=	the remaining premium amount on the date of (but prior to) the partial withdrawal.
Step two:
For each withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):
EPA	=
Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.
EPA adjusted partial withdrawals	=	PW × EPA	×	EPA
		CV		RPA

PW	=	the partial withdrawal including any applicable withdrawal charge or MVA.
CV	=	the contract value on the date of (but prior to) the partial withdrawal.
EPA	=	the eligible premium amount on the date of (but prior to) the partial withdrawal.
RPA	=	the remaining premium amount on the date of (but prior to) the partial withdrawal.
Step three:
The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the sum of each EPA adjusted partial withdrawal.
Example: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.
•
You purchase the contract with an initial purchase payment of $100,000.
•
On the sixth contract anniversary you make an additional purchase payment in the amount of $100,000.
•
Contract values before any partial withdrawals are shown below.
•
On the third contract anniversary you make a partial withdrawal in the amount of $10,000.
•
On the eighth contract anniversary you make another partial withdrawal in the amount of $10,000.

78 RiverSource Innovations Classic Variable Annuity — Prospectus

NOTE: The shaded portion of the table indicates the five year exclusion period.
Contract Duration in Years	Total purchase payments	Contract value
At Issue	$100,000	$100,000
1	100,000	110,000
2	100,000	115,000
3	100,000	120,000
4	100,000	115,000
5	100,000	120,000
6	200,000	225,000
7	200,000	230,000
8	200,000	235,000
9	200,000	230,000
10	200,000	235,000
Step one: For each withdrawal made within the current calculation period we calculate the RPA:
For the first partial withdrawal on the third contract anniversary:
RPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal minus the RPA
adjusted partial withdrawals for all previous partial
withdrawals = $100,000 – 0 = $100,000
RPA adjusted partial withdrawal =
$10,000 × $100,000	= $8,333
$120,000
For the second partial withdrawal on the eighth contract anniversary:
RPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal minus the RPA
adjusted partial withdrawals for all previous partial
withdrawals = $200,000 – $8,333 = $191,667
RPA adjusted partial withdrawal =
$10,000 × $191,667	= $8,156
$235,000
Step two: For each withdrawal made within the current calculation period, we calculate the EPA:
For the first partial withdrawal on the third contract anniversary:
EPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal AND the
five-year exclusion period minus the EPA adjusted partial
withdrawals for all previous partial withdrawals =
$100,000 – 0 = $100,000
EPA adjusted partial withdrawal =
$10,000 × $100,000	×	$100,000	= $8,333
$120,000		$100,000
For the second partial withdrawal on the eighth contract anniversary:
EPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal AND the
five-year exclusion period minus the EPA adjusted partial
withdrawals for all previous partial withdrawals =
$100,000 – $8,333 = $91,667
EPA adjusted partial withdrawal =
$10,000 × $91,667	×	$91,667	= $1,866
$235,000		$191,667
Step three: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.
PCRPW amount = $8,333 + $1,866 = $10,199

RiverSource Innovations Classic Variable Annuity — Prospectus 79

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The Statement of Additional Information (SAI) includes additional information about the Contract. The SAI, dated the same date as this prospectus, is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy of the SAI, or for more information about the Contract, call us at 1-800-862-7919, visit our website at riversource.com/annuities or write to us at: 70100 Ameriprise Financial Center Minneapolis, MN 55474.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
PRO9039_12_D02_(09/25)
Reports and other information about RiverSource Variable Annuity Account and RiverSource Life Insurance Company are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000044135; C000267016
© 2008-2024 RiverSource Life Insurance Company. All rights reserved.

Prospectus
September 22, 2025
RiverSource®
Innovations Classic Select
Variable Annuity
Individual Flexible Premium Deferred Combination Fixed/Variable Annuity
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
829 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-333-3437 (Service Center) RiverSource Variable Annuity Account
This prospectus contains information that you should know before investing in the RiverSource Innovations Classic Select Variable Annuity (Contract), an individual flexible premium deferred combination fixed/variable annuity issued by RiverSource Life Insurance Company (“RVS Life”, “we”, “us” and “our”). The contract offers five-year and seven-year withdrawal charge schedules. All material terms and conditions of the contracts, including material state variations and distribution channels, are described in this prospectus.
The Contract allows you to invest your money in (i) available subaccounts investing in shares of underlying funds, each of which has a particular investment objective, investment strategies, fees and expenses; or (ii) the one-year fixed account, dollar cost averaging ("DCA") fixed account, and guarantee period accounts (“GPAs”), each of which earn fixed interest at rates that we adjust periodically and declare when you make an allocation to that account. Additional information regarding each investment option is provided in Appendix A – Investment Options Available Under the Contract.
The Contract is a complex investment and involves risks, including loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in withdrawal charges, taxes, and tax penalties. If you remove money from the GPAs prior to 30 days before the end of the guarantee period, we will apply a market value adjustment (“MVA”), which may be positive or negative. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. Withdrawals from the contract could also reduce the amount of certain optional benefits by more than the dollar amount of the withdrawal, and such reductions could be significant.
An investment in the Contract is subject to the risks related to RVS Life. Any obligations under the Contract are subject to our financial strength and claims-paying ability.
The contracts are no longer available for new purchases. This contract is no longer being sold and this prospectus is designed for current contract owners. In addition to the possible state variations, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract for contract variation information and timing.
The Contract provides for purchase payment credits which we may reverse upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied (see “Buying Your Contract – Purchase Payment Credits”). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.
Additional information about certain investment products, including variable annuities and market value adjusted annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

RiverSource Innovations Classic Select Variable Annuity — Prospectus 1

2 RiverSource Innovations Classic Select Variable Annuity — Prospectus

RiverSource Innovations Classic Select Variable Annuity — Prospectus 3

Key Terms
These terms can help you understand details about your contract.
Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.
Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract value: The total value of your contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Fixed Account: Part of our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically.
Funds: A portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC") in which the Subaccounts invest.  May also be referred to as an underlying Fund.
Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.
Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss.
Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.
Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a non-natural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a non-natural person or a revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust or irrevocable grantor trust, the annuitant(s) selected must be the grantor(s) of the trust to assure compliance with Section 72(s) of the Code.
Purchase payment credits: An addition we make to your contract value. We base the amount of the credit on net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.
Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

4 RiverSource Innovations Classic Select Variable Annuity — Prospectus

•
Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code
•
Roth IRAs including inherited Roth IRAs under Section 408A of the Code
•
Simplified Employee Pension (SEP) plans under Section 408(k) of the Code
•
Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code
A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.
All other contracts are considered nonqualified annuities.
Retirement date: The date when annuity payouts are scheduled to begin.
Rider effective date: The date a rider becomes effective as stated in the rider.
Separate Account: An insulated segregated account, the assets of which are invested solely in an underlying Fund. We call this the Variable Account.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Subaccount: A division of the Variable Account, each of which invests in one Fund.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable Account: Refers to the RiverSource Variable Annuity Account, a Separate Account established to hold contract owners’ assets allocated to the Subaccounts, each of which invests in a particular Fund.
Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

RiverSource Innovations Classic Select Variable Annuity — Prospectus 5

Overview of the Contract
Purpose: The purpose of the contracts is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments.
We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations.
The contracts offer various optional features and benefits that may help you achieve financial goals.
It may be appropriate for you if you have a long-term investment horizon and your financial goals are consistent with the terms and conditions of the contract.
It is not intended for investors whose liquidity needs require frequent withdrawals in excess of free amount. If you plan to manage your investment in the contract by frequent or short-term trading, the contract is not suitable for you.
Phases of the Contract:
The contracts have two phases: the Accumulation Phase and the Income Phase.
Accumulation Phase. During the Accumulation Phase, you make purchase payments by investing in: available Subaccounts, each of which has a particular investment objective, investment strategies, fees and expenses; the one-year fixed account, dollar cost averaging ("DCA") fixed account, and GPAs which earn interest at rates that we adjust periodically and declare when you make an allocation to that account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than thirty days before the end of its guarantee period. You may be able to purchase an optional benefit to reduce the investment risk you assume under your contract.
A list of funds and additional information regarding each fund in which you can invest is provided in Appendix A – Investment Options Available Under the Contract.
If you have the Guaranteed withdrawal benefit rider, you can withdraw a guaranteed amount from the contract during the Accumulation phase. The amount of money you accumulate under your contract depends (in part) on the performance of the Subaccounts you choose or the rates you earn on allocations to the one-year fixed account, dollar cost averaging ("DCA") fixed account, and GPAs. The GPAs have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to them. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period. You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. You may transfer money between investment options during the Accumulation Phase, subject to certain restrictions. Your contract value impacts the value of your contract’s benefits during the Accumulation Phase, including any optional benefits, as well as the amount available for withdrawal, annuitization and death benefits.
Income Phase. The Income Phase begins when you (or your beneficiary) choose to annuitize the contract. You can apply your contract value(less any applicable premium tax and/or other charges) to an annuity payout plan that begins on the annuitization start date or any other date you elect. You may choose from a variety of plans that can help meet your retirement or other income needs. We can make payouts on a fixed or variable basis, or both. You cannot take withdrawals of contract value or withdraw the contract during the Income Phase.
All optional death benefits terminate after the annuitization start date. All optional living benefits terminate after the annuitization start unless you chose the Guaranteed Withdrawal Benefit Annuity Payout Option.
Contract features:
•
Purchase Payment Credits. The Contract provides for purchase payment credits which we may reverse upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied (See “Buying Your Contract – Purchase Payment Credits”). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.
•
Death Benefits. If you die during the Accumulation Phase, we will pay to your beneficiary or beneficiaries an amount at least equal to the contract value. You may have elected one of the optional death benefits under the contract for

6 RiverSource Innovations Classic Select Variable Annuity — Prospectus

an additional fee. Death benefits must be elected at the time that the contract is purchased. Each optional death benefit is designed to provide a greater amount payable upon death. After the death benefit is paid, the contract will terminate.
•
Optional Living Benefits. You may have elected one of the optional living benefits under the contract for an additional fee. Guaranteed withdrawal benefit riders are designed to provide a guaranteed income stream that may last as long as you live, subject to you following the rules of the rider. The Accumulation Protector Benefit rider provides a guaranteed contract value at the end of a specified Waiting Period. Income Assurer Benefit riders are designed to provide a guaranteed minimum income through annuitization, regardless of investment performance.
•
Withdrawals. You may withdraw all or part of your contract value at any time during the Accumulation Phase. If you request a full withdrawal, the contract will terminate. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including an IRS penalty that may apply if you withdraw prior to reaching age 59½) and may have other tax consequences. Early withdrawals of contract value invested in a GPA are subject to an MVA and could result in a significant negative contract adjustment. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”.
•
Tax Treatment. You can transfer money between Subaccounts, the one-year fixed account and GPAs without tax implications, and earnings (if any) on your investments are generally tax-deferred. Generally, earnings are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payment, or upon payment of the death benefit.
Additional Services:
•
Dollar Cost Averaging Programs. Automated Dollar Cost Averaging allows you, at no additional cost, to transfer a set amount monthly between Subaccounts or from the one-year fixed account or one-year GPA.
•
Asset Rebalancing. Allows you, at no additional cost, to automatically rebalance the Subaccount portion of your contract value on a periodic basis.
•
Automated Partial Withdrawals. An optional service allowing you to set up automated partial withdrawals from the GPAs, one-year fixed account, dollar cost averaging ("DCA") fixed account, or the Subaccounts.
•
Electronic Delivery. You may register for the electronic delivery of your current prospectus and other documents related to your contract.

RiverSource Innovations Classic Select Variable Annuity — Prospectus 7

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS	Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
In addition to the withdrawal charge, we may reverse a purchase payment credit upon certain withdrawals within 12 months of when the purchase payment credit was applied.
You may select either a seven-year or five-year withdrawal charge schedule at the time of application. If you select a seven-year withdrawal charge schedule and you withdraw money during the first 7 years from date of each purchase payment, you may be assessed a withdrawal charge of up to 8% of the Purchase Payment withdrawn. If you select a five-year withdrawal charge schedule and you withdraw money during the first
5 years from date of each purchase payment, you may be assessed a withdrawal charge of up to 8% of the purchase payment withdrawn.
For example, if you select a seven-year or five-year withdrawal charge schedule and make an early withdrawal, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment. This loss will be greater if there is a negative MVA, taxes, or tax penalties.
A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than 30 days before the end of its guarantee period.
You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA.
For example, if you allocate $100,000 to a GPA with a 3-year guarantee period and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a withdrawal charge, taxes, and tax penalties.
The following transactions when applied to a GPA, which we refer to as
"early withdrawals," are subject to an MVA when they occur more than
30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and
(iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease
it.
Fee Table and Examples Charges and Adjustments – Transaction Expenses – Withdrawal Charge Charges and Adjustments – Adjustments – Market Value Adjustments
Are There Transaction Charges?	No. Other than withdrawal charges and negative MVAs, we do not assess any transaction charges.

8 RiverSource Innovations Classic Select Variable Annuity — Prospectus

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Statutory Prospectus
Are There Ongoing Fees and Expenses?
Yes. The table below describes the current fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your Contract Data page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table and Examples Charges and Adjustments – Annual Contract Expenses Appendix A: Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1) (varies by withdrawal charge schedule, death benefit option, size of Contract value and tax qualification)	1.06%	1.91%
	Fund options (Funds fees and expenses)(2)	0.38%	2.44%
	Optional benefits available for an additional charge(3)	0.15%	0.75%
(1) As a percentage of average daily contract value in the variable account. Includes the
Mortality and Expense Fee,Variable Account Administrative Charge, and Contract
Administrative Charge.
(2) As a percentage of Fund net assets.
(3) As a percentage of Contract Value or adjusted Contract Value(varies by optional benefit).
The Minimum is a percentage of Contract Value. The Maximum is a percentage of adjusted
Contract Value.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges and negative MVAs that substantially increase costs.

	Lowest Annual Cost: $1,691	Highest Annual Cost: $4,733
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract features and Fund fees
and expenses
•No optional benefits
•No additional purchase payments,
transfers or withdrawals
•No sales charge
•No purchase payment credits

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract features, optional
benefits and Fund fees and
expenses
•No sales charge
•No additional purchase payments,
transfers or withdrawals
•No purchase payment credits

	RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract including loss of principal.			Principal Risks of Investing in the Contract

RiverSource Innovations Classic Select Variable Annuity — Prospectus 9

	RISKS	Location in Statutory Prospectus
Is This a Short-Term Investment?
No.
•The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•The Contract has withdrawal charges that may apply for the first seven or five years after each purchase payment. The withdrawal charges may reduce the value of your Contract if you withdraw money during the withdrawal charge period. Withdrawals may also reduce or terminate contract guarantees.
•Withdrawals may also be subject to taxes and tax penalties.
•Withdrawals from a GPA prior to 30 days before the end of the guarantee period may also result in a negative MVA. During the 30-day period ending on the last day of the guarantee period, you may choose to start a new guarantee period of the same length, transfer the contract value from the current GPA to any of the investment options available under the Contract, apply the contract value to an annuity payout plan, or withdraw the value from the current GPA(all subject to applicable withdrawal, transfer, and annuitization provisions). If we do not receive any instructions by the end of the guarantee period, we will automatically transfer the contract value from the current GPA into the shortest GPA term available.
•The benefits of tax deferral, long-term income, and optional living benefit guarantees mean the Contract is generally more beneficial to investors with a long-term investment horizon.
Principal Risks of Investing in the Contract Charges and Adjustments – Withdrawal Charge Charges and Adjustments – Market Value Adjustments
What Are the Risks Associated with the Investment Options?
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
•Each investment option, (including the one-year fixed account and the
Guarantee Period Accounts (GPAs) investment options) has its own unique risks.
•You should review the investment options before making any investment decisions.
Principal Risks of Investing in the Contract The Variable Account and the Funds The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs) The One-Year Fixed Account
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us. Any obligations (including under the one-year fixed account) or guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about
RiverSource Life, including our financial strength ratings, is available by contacting us at 1-800-862-7919.
Principal Risks of Investing in the Contract The General Account

10 RiverSource Innovations Classic Select Variable Annuity — Prospectus

	RESTRICTIONS	Location in Statutory Prospectus
Are There Restrictions on the Investment Options?
Yes.
•Subject to certain restrictions, you may transfer your Contract value among the subaccounts without charge at any time before the retirement date and once per contract year after the retirement date.
•Certain transfers out of the GPAs will be subject to an MVA.
•GPAs and the one-year fixed account are subject to certain restrictions.
•Purchase payment credits under the Contract may be recaptured under certain circumstances.
•We reserve the right to modify, restrict or suspend your transfer privileges if we determine that your transfer activity constitutes market timing.
•We reserve the right to add, remove or substitute Funds as investment options. We also reserve the right, upon notification to you, to close or restrict any Funds.
Making the Most of Your Contract– Transferring Among Accounts Substitution of Investments
Are There Any Restrictions on Contract Benefits?
Yes.
•Under Guaranteed Minimum Income Benefit (GMIB) rider and
Performance Credit rider (PCR), we may limit allocations to the subaccounts investing in the Money Market funds. In addition, PCR optional benefit may limit amounts allocated to the GPAs and the one-year fixed account.
Optional Benefits – Optional Living Benefits – GMIB – Investment Selection Optional Benefits – Optional Living Benefits – PCR – Investment Selection
TAXES
What Are the Contract’s Tax Implications?
•Consult with a tax advisor to determine the tax implications of an investment in and payments and withdrawals received under this
Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
•Earnings under your Contract are taxed generally at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This financial incentive may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
About the Service Providers
Should I Exchange My Contract?
If you already own an annuity or insurance Contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a Contract you already own if you determine, after comparing the features, fees, and risks of both
Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing Contract.
Buying Your Contract–Contract Exchanges

RiverSource Innovations Classic Select Variable Annuity — Prospectus 11

Fee Table and Examples
The following tables describe the fees, expenses and adjustments that you will pay when buying, owning and making a withdrawal from an investment option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you paid at the time that you bought the Contract and will pay when you make a withdrawal from the Contract. State premium taxes also may be deducted.

Transaction Expenses

Withdrawal Charges
Withdrawal charges (as a percentage of purchase payments withdrawn)	Seven-year	Five-year
Maximum	8%	8%
You selected either a seven-year or five-year withdrawal charge schedule at the time of application.
Seven-year schedule		Five-year schedule*
Years from purchase payment receipt**	Withdrawal charge percentage	Years from purchase payment receipt**	Withdrawal charge percentage
1	8%	1	8%
2	8	2	7
3	7	3	6
4	7	4	4
5	6	5	2
6	5	Thereafter	0
7	3
Thereafter	0
*
The five-year withdrawal charge schedule may not be available in all states.
**
According to our current administrative practice, for the purpose of withdrawal charge calculation, we consider that the year is completed one day prior to the anniversary of the day each purchase payment was received.
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of contract value is removed from an investment option before expiration of a specified period.

Adjustments

MVA Maximum Potential Loss (as a percentage of amount withdrawn from a GPA)(1)	100%
(1)
The following transactions when applied to a GPA, which we refer to as "early withdrawals," are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including funds fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expenses
(assessed annually and upon full surrender)
Annual contract administrative charge	$40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. Upon full surrender of the contract, we will assess this charge even if your contract value equals or exceeds $50,000.)
Base Contract Expenses
(as a percentage of average daily contract value in the variable account)
You must choose a death benefit guarantee, a qualified or nonqualified contract and the length of your contract’s withdrawal charge schedule. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost. The variable account administrative charge is in addition to the mortality and expense risk fee.

12 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Seven-year withdrawal charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state
	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
Qualified annuities
Return of Purchase Payment (ROP) Death Benefit	0.90%	0.15%	1.05%
Maximum Anniversary Value (MAV) Death Benefit	1.10	0.15	1.25
5% Accumulation Death Benefit	1.25	0.15	1.40
Enhanced Death Benefit	1.30	0.15	1.45
Nonqualified annuities
ROP Death Benefit	1.05	0.15	1.20
MAV Death Benefit	1.25	0.15	1.40
5% Accumulation Death Benefit	1.40	0.15	1.55
Enhanced Death Benefit	1.45	0.15	1.60
Seven-year withdrawal charge schedule for all other contracts
	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
Qualified annuities
ROP Death Benefit	1.00%	0.15%	1.15%
MAV Death Benefit	1.20	0.15	1.35
5% Accumulation Death Benefit	1.35	0.15	1.50
Enhanced Death Benefit	1.40	0.15	1.55
Nonqualified annuities
ROP Death Benefit	1.15	0.15	1.30
MAV Death Benefit	1.35	0.15	1.50
5% Accumulation Death Benefit	1.50	0.15	1.65
Enhanced Death Benefit	1.55	0.15	1.70
Five-year withdrawal charge schedule
	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
Qualified annuities
ROP Death Benefit	1.20%	0.15%	1.35%
MAV Death Benefit	1.40	0.15	1.55
5% Accumulation Death Benefit	1.55	0.15	1.70
Enhanced Death Benefit	1.60	0.15	1.75
Nonqualified annuities
ROP Death Benefit	1.35	0.15	1.50
MAV Death Benefit	1.55	0.15	1.70
5% Accumulation Death Benefit	1.70	0.15	1.85
Enhanced Death Benefit	1.75	0.15	1.90
Optional Benefit Expenses
Optional Death Benefits
Benefit Protector® Death Benefit rider fee	0.25%
Benefit Protector® Plus Death Benefit rider fee	0.40%
(As a percentage of the contract value charged annually on the contract anniversary.)

RiverSource Innovations Classic Select Variable Annuity — Prospectus 13

If eligible, you may have selected one of the following optional living benefits if available in your state. The fees apply only if you have selected one of these benefits. Investment allocation restrictions apply.
Optional Living Benefits
Accumulation Protector Benefit® rider fee	Maximum annual rider fee	Initial annual rider fee and annual rider fee for elective step-ups before 04/29/2013
	1.75%	0.55%(1)
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)
Guarantor Withdrawal Benefit for Life® rider fee	Maximum: 1.50%	Initial: 0.65%(2)
(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)
Guarantor® Withdrawal Benefit rider fee	Maximum: 1.50%	Initial: 0.55%(3)
(As a percentage of contract value charged annually on the contract anniversary.)
Income Assurer Benefit® – MAV rider fee	Maximum: 1.50%	Current: 0.30%(4)
Income Assurer Benefit® – 5% Accumulation Benefit Base rider fee	Maximum: 1.75%	Current: 0.60%(4)
Income Assurer Benefit® – Greater of MAV or 5% Accumulation Benefit Base rider fee	Maximum: 2.00%	Current: 0.65%(4)
(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)
(1)
Current annual rider fees for elective step up (including elective spousal continuation step up) requests on/after 04/29/2013 are shown in the table below.

Elective step up date:	If invested in Portfolio Navigator fund at the time of step-up:	If invested in Portfolio Stabilizer fund at the time of step-up:
04/29/2013 – 11/17/2013	1.75%	N/A
11/18/2013 – 10/17/2014	1.75%	1.30%
10/18/2014 – 06/30/2016	1.60%	1.00%
07/01/2016 – 10/15/2018	1.75%	1.30%
10/16/2018 – 12/29/2019	1.40%	1.00%
12/30/2019 – 07/20/2020	1.55%	1.15%
07/21/2020 and later	1.75%	1.75%
(2)
Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Fund Name	Maximum annual rider fee	Current annual fee as of 12/18/13
Portfolio Stabilizer funds	1.50%	0.65%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	1.50%	0.95%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.50%	1.10%
(3)
Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Fund Name	Maximum annual rider fee	Current annual fee as of 12/18/13
Portfolio Stabilizer funds	1.50%	0.55%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	1.50%	0.85%

14 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Fund Name	Maximum annual rider fee	Current annual fee as of 12/18/13
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.50%	1.00%
(4)
For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit – MAV — 0.55%, Income Assurer Benefit – 5% Accumulation Benefit Base — 0.70%; and Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base — 0.75%.
The next table shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of investment options available under the contract, including their annual expenses, may be found in Appendix A.
Annual Operating Expenses of the Funds

Annual Fund Expenses(1)

Minimum and maximum annual operating expenses for the funds
(Including management, distribution (12b-1) and/or service fees and other expenses)(1)
Total Annual Fund Expenses	Minimum(%)	Maximum(%)
(expenses deducted from the Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.38	2.44
(1)
Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contract owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.
Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Fund expenses.
The examples assume all contract value is allocated to the subaccounts. The examples do not reflect the MVA that only applies to GPAs. Your costs could differ from those shown below if you Invest in the GPAs or fixed account investment options.
These examples assume that you invest $100,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year. The “Maximum” example further assumes the most expensive combination of Annual Contract Expenses reflecting the maximum charges, Annual Fund Expenses* and optional benefits available. The “Minimum” example further assumes the least expensive combination of Annual Contract Expenses reflecting the current charges, Annual Fund Expenses and that no optional benefits are selected. Although your actual costs may be higher or lower, based on these assumptions your maximum and minimum costs would be:
Maximum Expenses. These examples assume that you select the MAV Death Benefit, the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector Plus Death Benefit. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
*
Note: Certain funds are not available for contracts with living benefit riders and may have higher fund expenses than the associated fund expenses shown here.

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	If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state	$13,349	$24,501	$34,552	$58,786	$6,109	$18,145	$29,990	$58,746
Five-year withdrawal charge schedule	12,750	22,658	31,382	61,065	6,410	19,007	31,342	61,025
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state	$13,198	$24,070	$33,871	$57,623	$5,958	$17,717	$29,312	$57,583
Five-year withdrawal charge schedule	12,599	22,227	30,708	59,935	6,259	18,577	30,668	59,895
Minimum Expenses.  These examples assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:
	If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state	$9,127	$12,048	$13,704	$18,934	$1,620	$5,025	$8,664	$18,894
Five-year withdrawal charge schedule	8,479	9,954	10,286	22,205	1,927	5,960	10,246	22,165
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state	$8,985	$11,594	$12,905	$17,263	$1,466	$4,554	$7,865	$17,223
Five-year withdrawal charge schedule	8,336	9,505	9,497	20,582	1,773	5,493	9,457	20,542
THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

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Principal Risks of Investing in the Contract
Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. This contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income mean that this contract is more beneficial to investors with a long-term investment horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the contract. Withdrawals may be subject to a significant withdrawal charge, depending on the option you select.  If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is surrendered or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of your investment in a GPA as a result of a negative MVA. A withdrawal may reduce the value of your standard and optional benefits. A total withdrawal (surrender) will result in the termination of your contract.
Subaccount Risk. Amounts that you invest in the subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the subaccounts that you select make money, your contract value goes up, and if they lose money, your contract value goes down. Each subaccount’s performance depends on the performance of its underlying Fund. Each underlying Fund has its own investment risks, and you are exposed to the Fund’s investment risks when you invest in a subaccount. You are responsible for selecting subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. For risks associated with any Fixed Account options, see Financial Strength and Claims-Paying Ability Risk below.
GPA Risk. Each GPA pays an interest rate declared by us when you make an allocation to that account and is fixed for the guarantee period you choose. We will periodically change the declared interest rate for future allocations to these accounts at our discretion based, in part, on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses.
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPA prior to 30 days before the end of the guarantee period. At all other times, and unless an exception applies, we will apply a MVA if you withdraw or transfer contract value from a GPA or you elect an annuity payout plan while you have contract value invested in a GPA. The MVA may be negative, positive or result in no change depending on how the guaranteed interest rate on your GPA compares to the new interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. You bear the risk of loss of principal due to a negative MVA. Partial withdrawals will reduce certain death benefits proportionally based on the percentage of contract value that is withdrawn and if you request a partial withdrawal from the GPAs that will give you the net amount you requested after we apply any applicable MVA and withdrawal charge, a negative MVA will increase the impact of the partial withdrawal on the value of the death benefit.
Selection Risk. The optional benefits under the contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you (if any) may not be elected after your contract is issued. In addition, if you elected an optional benefit and do not use it  and if the contingencies upon which the benefit depend never occur, you will have paid for an optional benefit that did not provide a financial benefit. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.
Investment Restrictions Risk. Certain optional benefits limit the investment options that are available to you and limit your ability to take certain actions under the contract. These investment requirements are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your contract value and the potential growth of your guaranteed benefits. This may conflict with your personal investment objectives.
Managed Volatility Fund Risk. The Portfolio Stabilizer funds are managed volatility funds that employ a strategy designed to reduce overall volatility and downside risk. These risk management techniques help us manage our financial risks associated with the contract’s guarantees, like living and death benefits, because they reduce the incidence of extreme outcomes including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your contract value and the potential growth of your guaranteed benefits and may therefore conflict with your personal investment objectives. Certain Funds advised by our affiliate, Columbia Management, employ such risk management strategies. If you elect certain optional

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benefits under the contract, we require you to invest in these funds, which may limit your ability to increase your benefit. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility funds.
Purchase Payment Risk. Your ability to make subsequent purchase payments is subject to restrictions. We reserve the right to limit or restrict purchase payments in certain contract years or based on age, and in conjunction with certain optional living and death benefit riders with advance notice. Also, our prior approval may be required before accepting certain purchase payments. We reserve the right to limit certain annuity features (for example, investment options) if prior approval is required. There is no guarantee that you will always be permitted to make purchase payments.
Purchase Payment Credit Risk. The expenses of the Contract may be higher than expenses for a similar contract that does not credit a purchase payment credit. Your purchase payment credits may be more than offset by the higher expenses associated with this Contract. A purchase payment credit may be reversed upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a surrender payment subject to a surrender charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied.
Contract Changes Risk. We reserve the right to make certain changes in the future, subject to applicable law. We reserve the right to (i) limit transfers to the one-year fixed account or (ii) change the percentage allowed to be transferred from the one-year fixed account. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion. We reserve the right to close or restrict approved investment options in our sole discretion. For certain optional living benefits, we also reserve the right to add, remove or modify allocation plans and requirements in our sole discretion.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our general account (including under any Fixed Account option)  are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity Risk. Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
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the corruption or destruction of data;
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theft, misuse or dissemination of data to the public, including your information we hold; and
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denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. The risk of cyberattacks may be higher during periods of geopolitical turmoil. There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.
Potential Adverse Tax Consequences. Tax considerations vary by individual facts and circumstances. Tax rules may change without notice. Generally, earnings under your contract are taxed at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59 ½. If you purchase a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral beyond what is provided in that retirement plan. Consult a tax professional.

18 RiverSource Innovations Classic Select Variable Annuity — Prospectus

The Variable Account and the Funds
Variable Account. The variable account was established under Indiana law on July 15, 1987. The variable account, consisting of Subaccounts, is registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.
The variable account meets the definition of a separate account under federal securities laws. Income, gains, and losses credited to or charged against the variable account reflect the variable account’s own investment experience and not the investment experience of RiverSource Life’s other assets. The variable account’s assets are held separately from RiverSource Life’s assets and are not chargeable with liabilities incurred in any other business of RiverSource Life.  RiverSource Life is obligated to pay all amounts promised to contract owners under the contracts. The variable account includes other Subaccounts that are available under contracts that are not described in this prospectus.
The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the Subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.
We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.
The Funds: The contract currently offers subaccounts investing in shares of the Funds. Contract value allocated to a Subaccount will vary based on the investment experience of the corresponding Fund in which the Subaccount invests. There is a risk of loss of the entire amount invested. Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance may be found in the Appendix A to this prospectus.
Please read the Funds’ prospectuses carefully for facts you should know before investing. These prospectuses containing more detailed information about the Funds are available by contacting us at 70100 Ameriprise Financial Center, Minneapolis, MN 55474, telephone: 1-800-862-7919, website: Ameriprise.com/variableannuities.
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Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives.
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Fund name and management: An underlying Fund in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
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Eligible purchasers: All Funds are available to serve as the underlying investment options for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund Name and Management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate Fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate Funds. Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
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Asset allocation programs may impact Fund performance: Asset allocation programs in general may negatively impact the performance of an underlying Fund. Even if you do not participate in an asset allocation program, a Fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a Fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the Fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A Fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset

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allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the Funds.
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Funds available under the contract: We seek to provide a broad array of underlying Funds taking into account the fees and charges imposed by each Fund and the contract charges we impose. We select the underlying Funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which Funds to retain in a contract, which Funds to add to a contract and which Funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to Fund performance, Fund expenses, classes of Fund shares available, size of the Fund and investment objectives and investing style of the Fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other Funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a Fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the Fund and support of marketing and distribution expenses incurred with respect to the Fund.
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Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.
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Conflicts of Interest with Certain Funds Advised by Columbia Management. We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several funds of funds, including Portfolio Navigator and Portfolio Stabilizer funds. As such, it retains full discretion over the investment activities and investment decisions of the Funds. These Funds invest in other registered mutual funds. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund.
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Revenue we receive from the Funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a Fund, the Fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the Fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the Funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the Fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the Funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the Funds we make available due to contract owner elections to allocate purchase payments to the Funds through the subaccounts. In addition, the Funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the Funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest. The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.

20 RiverSource Innovations Classic Select Variable Annuity — Prospectus

We offer funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated Funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated Funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated Funds comprises the greatest amount and percentage of revenue we derive from payments made by the Funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the Funds through this and other contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including, but not limited to expense payments and non-cash compensation, for various purposes:
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Compensating, training and educating investment professionals who sell the contracts.
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Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.
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Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the Funds available under the contracts to contract owners, authorized selling firms and investment professionals.
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Providing sub-transfer agency and shareholder servicing to contract owners.
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Promoting, including and/or retaining the Fund’s investment portfolios as underlying investment options in the contracts.
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Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
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Furnishing personal services to contract owners, including education of contract owners regarding the Funds, answering routine inquiries regarding a Fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
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Subaccounting services, transaction processing, recordkeeping and administration.
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Sources of revenue received from affiliated Funds: The affiliated Funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated Funds, or from the Funds’ affiliates, may include, but are not necessarily limited to, the following:
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Assets of the Fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
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Compensation paid out of 12b-1 fees that are deducted from Fund assets.
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Sources of revenue received from unaffiliated Funds: The unaffiliated Funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated Funds, or the Funds’ affiliates, may include, but are not necessarily limited to, the following:
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Assets of the Fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We receive this revenue in the form of a cash payment.
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Compensation paid out of 12b-1 fees that are deducted from Fund assets.

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The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs)
The “Nonunitized” separate account: We hold amounts You allocate to the GPAs in a “nonunitized” separate account, which is maintained by Us and segregated from Our general assets and the Variable Account. This separate account provides an additional measure of assurance that We will make full payment of amounts due under the GPAs. Unlike the Variable Account (i.e., a unitized separate account), which has subaccounts and accumulation units, We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to Your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. See “The General Account” for more information.
The GPAs: The contract currently offers GPAs that earn fixed interest during guarantee periods. The available guarantee periods may vary by state. The GPAs may not be available for contracts in some states.
Currently, unless you have elected one of the optional living benefit riders, you may allocate purchase payments and purchase payment credits to one or more of the GPAs. The required minimum investment in each GPA is $1,000. Information regarding each GPA, including (i) its name, and (ii) its term may be found in Appendix A to this prospectus.
These accounts are not offered after annuity payouts begin. Each GPA pays an interest rate that is declared at the time of your allocation to that account. Interest is credited daily. That interest rate is fixed for the guarantee period that you chose. We may periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on any Contract Value already allocated to a GPA. The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion. These rates generally will be based on factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses. Contact our Service Center at the number listed on the cover page of this prospectus for current interest rates.
A positive or negative MVA is assessed if any Contract Value allocated to a GPA is withdrawn or transferred to another investment option more than thirty days before the end of its guarantee period. You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. We will not apply an MVA to Contract Value you transfer or withdraw out of the GPAs during the 30-day period ending on the last day of the guarantee period. For more information about the MVA, see “Charges and Adjustments – Adjustments – Market Value Adjustments.”
During the 30 day window, which precedes the end of your GPA investment’s guarantee period, you may elect one of the following options: (i) reinvest the Contract Value in a new GPA with the same guarantee period; (ii) transfer the Contract Value to a GPA with a different guarantee period; (iii) transfer the Contract Value to any of the subaccounts or the one-year fixed account, or withdraw the Contract Value (subject to applicable withdrawal and transfer provisions). We will send you a letter prior to the end of your guarantee period that lists the available GPAs or you can contact our Service Center at the number listed on the cover page of this prospectus for the GPAs currently available to you. If we do not receive any instructions by the end of your guarantee period, we will automatically transfer the Contract Value into the shortest GPA term offered in your state.

22 RiverSource Innovations Classic Select Variable Annuity — Prospectus

The General Account
The general account includes all assets owned by RiverSource Life, other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your contract including any optional benefits offered under the contract. These guarantees are subject to the claims-paying ability and financial strength of RiverSource Life. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of annuities and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is supported by our general account that we make available under the contract.
The Fixed Account
Amounts allocated to the fixed account are part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time at our discretion. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state and contract issue year, but it will be shown on your Contract Data page and will not be lower than the minimum allowed under the state law. Information regarding each fixed account option, including (i) its name, (ii) its term, and (iii) its historical minimum guaranteed interest rates may be found in Appendix A to this prospectus.
We back the principal and interest guarantees relating to the fixed account. These guarantees are subject to the creditworthiness and continued claims-paying ability of RiverSource Life.
Because of exemptive and exclusionary provisions, we have not registered interests in the fixed account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in the fixed account are subject to the provisions of these Acts.
The fixed account has not been registered with the SEC. Disclosures regarding the fixed account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
The One-Year Fixed Account
Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see “Making the Most of Your Contract – Transfer Policies”).
DCA Fixed Account
(Applies to contracts with applications signed on or after May 1, 2006 and if available in your state)
You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.
You may allocate your entire purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.
In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The first DCA monthly transfer occurs one day after we receive your payment.
The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account. When you allocate a purchase payment to the DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366

RiverSource Innovations Classic Select Variable Annuity — Prospectus 23

in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the DCA fixed account at promotional rates that are higher than those we credit to the one-year fixed account. We reserve the right to declare different annual effective rates:
•
for the DCA fixed account and the one-year fixed account;
•
for the DCA fixed accounts with terms of differing length;
•
for amounts in the DCA fixed account that are transferred to the one-year fixed account;
•
for amounts in the DCA fixed account that are transferred to the GPAs;
•
for amounts in the DCA fixed account that are transferred to the subaccounts.
Alternatively, you may allocate your purchase payment to any combination of the following which equals one hundred percent of the amount you invest:
•
the DCA fixed account for a six month term;
•
the DCA fixed account for a twelve month term;
•
the Portfolio Stabilizer or Portfolio Navigator fund, if you have one of the optional living benefit riders;
•
unless you have elected one of the optional living benefit riders, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.
If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:
•
to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;
•
to the Portfolio Stabilizer or Portfolio Navigator fund, if you have one of the optional living benefit riders;
•
unless you have elected one of the optional living benefit riders, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.
If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.
If you participate in a PN program, and you change to a different PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected PN program investment option.
If your contract permits, and you discontinue your participation in a PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see “Making the Most of Your Contract – Transfer Policies”).
You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the PN program investment option in effect, or if no PN program investment option is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see “Making the Most of Your Contract – Transfer Policies”).
Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see “Making the Most of your Contract – Automated Dollar-Cost Averaging.”
Buying Your Contract
New contracts as described in this prospectus are not currently being offered. Information about applying for the contract and issuing the contract is provided for informational purposes only.

24 RiverSource Innovations Classic Select Variable Annuity — Prospectus

We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information, we reserve the right to refuse issue of your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)
When you applied, you could have selected (if available in your state):
•
GPAs, the one-year fixed account, the DCA fixed account (if part of your contract) and/or subaccounts in which you want to invest;
•
how you want to make purchase payments;
•
the length of the withdrawal charge schedule (5 or 7 years from our receipt of each purchase payment);
•
a beneficiary;
•
the optional PN program(1); and
•
one of the following Death Benefits:
–
ROP Death Benefit;
–
MAV Death Benefit;
–
5% Accumulation Death Benefit(2); or
–
Enhanced Death Benefit(2).
In addition, you could have also selected (if available in your state):
Any one of the following  Optional Living Benefits:
•
Accumulation Protector Benefit rider
•
Guarantor Withdrawal Benefit for Life rider
•
Income Assurer Benefit – MAV rider
•
Income Assurer Benefit – 5% Accumulation Benefit Base rider
•
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base rider
Either of the following Optional Death Benefits:
•
Benefit Protector Death Benefit rider(3)
•
Benefit Protector Plus Death Benefit rider(3)
(1)
There is no additional charge for this feature.
(2)
The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector and Benefit Protector Plus Death Benefit riders.
(3)
Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.
The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account (if part of your contract) and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.
We will credit additional eligible purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our Service Center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our Service Center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.
You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.
In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

RiverSource Innovations Classic Select Variable Annuity — Prospectus 25

Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Contract Exchanges
You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Generally, you can exchange one annuity for another or for a qualified long-term care insurance policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (IRS) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on the new contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period may begin when you exchange into the new contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for the new contract or buy the new contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes – 1035 Exchanges.”)
The Retirement Date
Annuity payouts begin on the retirement date. This means that the contract will be annuitized or converted to a stream of monthly payments. If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. You will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we processed your application, we established the retirement date to be the maximum age then in effect (or contract anniversary if applicable). Unless otherwise elected by you, all retirement dates are now automatically set to the maximum age of 95 now in effect. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.
The retirement date must be:
•
no earlier than the 30th day after the contract’s effective date; and no later than
•
the annuitant’s 95th birthday or the tenth contract anniversary, if later,
•
or such other date as agreed to by us but not later than the owner’s 105th birthday.
Six months prior to your retirement start date, we will contact you with your options including the option to postpone your retirement start date to a future date. You can choose to delay the retirement start date of your contract to a date beyond age 95, to the extent allowed by applicable state law and tax laws.
If you do not make an election, annuity payouts using the contract’s default option of annuity payout Plan B – Life with 10 years certain will begin on the retirement start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, we will continue to make payments until 10 years of payments have been made.
Generally, if you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your retirement start date, your contract will not be automatically annuitized (subject to state requirements). However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.
Beneficiary
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)

26 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Purchase Payments
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.
Minimum additional purchase payments
$50 for SIPs
$100 for all other payment types
Maximum total purchase payments*
$1,000,000
*
This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code’s limits on annual contributions also apply. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.
Effective Jan. 26, 2009, no additional purchase payments are allowed for contracts with the Guarantor Withdrawal Benefit rider, Enhanced Guarantor Withdrawal Benefit rider, or Guarantor Withdrawal Benefit for Life rider, subject to state restrictions.
For contracts issued in all states except those listed below certain exceptions apply and the following additional purchase payments will be allowed on/after Jan. 26, 2009:
a.
Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.
b.
Prior and current tax year contributions up to the annual limit set up by the IRS for any Qualified Accounts except TSAs and 401(a)s. This annual limit applies to IRAs, Roth IRAs, and SEP plans.
For contracts issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract will be limited to $100,000 for the life of your contract. The limit does not apply to Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.
We reserve the right to change these current rules at any time, subject to state restrictions.
How to Make Purchase Payments

1 Electronically and By SIP
Contact your investment professional to move money electronically or to complete the necessary SIP paperwork.

2 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Purchase Payment Credits
Purchase payment credits are not available for:
•
contracts with a five-year withdrawal charge schedule.
•
contracts with a seven-year withdrawal charge schedule with applications signed on or after May 1, 2006, in most states. Ask your investment professional whether purchase payment credits are available under your contract.
All other contracts will receive a purchase payment credit on any purchase payment made to the contract. We apply a credit to your contract of 1% of your current purchase payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.
We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).
To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit payment under this contract; or (2) a request for withdrawal charge waiver due to “Contingent events” (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge – Contingent events”), we will assess a charge, similar to a withdrawal charge, equal to the amount

RiverSource Innovations Classic Select Variable Annuity — Prospectus 27

of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.
Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.
This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.
Limitations on Use of Contract
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.
Charges and Adjustments
Transaction Expenses
Withdrawal Charge
If You withdraw all or part of Your contract value before annuity payouts begin, We may deduct a withdrawal charge from the contract value that is withdrawn. The withdrawal charge helps Us cover sales and distribution expenses. As described below, a withdrawal charge applies to each purchase payment You make. The withdrawal charge lasts for 7 years or 5 years from Our receipt of each purchase payment, depending on which withdrawal charge schedule You select when You purchase the contract (see “Fee Table and Examples”).
You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:
Contracts without Guarantor Withdrawal Benefit for Life rider or Guarantor Withdrawal Benefit rider
The TFA is the greater of:
•
10% of the contract value on the prior contract anniversary(1); or
•
current contract earnings.
Contracts with Guarantor Withdrawal Benefit for Life rider
The TFA is the greatest of:
•
10% of the contract value on the prior contract anniversary(1);
•
current contract earnings; or
•
the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.
Contracts with Guarantor Withdrawal Benefit rider
The TFA is the greatest of:
•
10% of the contract value on the prior contract anniversary(1);
•
current contract earnings; or
•
the Remaining Benefit Payment.
(1)
We consider your initial purchase payment to be the prior contract anniversary’s contract value during the first contract year.
Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

28 RiverSource Innovations Classic Select Variable Annuity — Prospectus

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:
1.
We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.
2.
We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this “first-in, first-out” rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.
Example: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (The withdrawal charge percentages for the 5-Year and 7-Year withdrawal charge schedule are shown in a table in the “Fee Table and Examples” above.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.
We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see “Fee Table and Examples”), and then adding the total withdrawal charges.
For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the guarantee period accounts may also be subject to a market value adjustment (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request.
The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.
For an example, see “Charges and Adjustments – Adjustments – Market Value Adjustments”.
Waiver of withdrawal charges
We do not assess withdrawal charges for:
•
withdrawals of any contract earnings;
•
withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;
Annual Contract Expenses
Base Contract Expenses
Base Contract Expenses consist of the contract administrative charge and mortality and expense risk fee.
Contract Administrative Charge
•
if you elected the  Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider,, the greater of your contract’s Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;
•
if you elected the Guarantor Withdrawal Benefit rider, your contract’s Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;
•
required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;
•
contracts settled using an annuity payout plan (Exception: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge. )
•
withdrawals made as a result of one of the “Contingent events”* described below to the extent permitted by state law; and

RiverSource Innovations Classic Select Variable Annuity — Prospectus 29

•
death benefits*.
*
However, we will reverse purchase payment credits credited within 12 months of a withdrawal under this provision. (See “Buying Your Contract — Purchase Payment Credits.”)
Contingent events
•
Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.
•
To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician’s statement. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.
We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.
If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.
Liquidation charge under Annuity Payout Plan E – Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to withdraw those payments. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The liquidation charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate.
Fixed Payouts: Withdrawal charge for Fixed Annuity Payout Plan E – Payouts for a specified period: If you are receiving annuity payments under this annuity payout plan, you can choose to take a withdrawal and a withdrawal charge may apply.
A withdrawal charge will be assessed against the present value of any remaining guaranteed payouts withdrawn. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) the annual effective interest rate and periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you have withdrawn, the present value determined will be multiplied by the withdrawal charge percentage in the table below and deducted from the present value to determine the net present value you will receive.
Number of Completed Years Since Annuitization	Withdrawal charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit withdrawals in the first year after annuitization.
We will provide a quoted present value (which includes the deduction of any withdrawal charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following withdrawal will be reduced to zero.
Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

30 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Variable Account Administrative Charge
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.
Mortality and Expense Risk Fee
We charge these fees daily to the subaccounts as a percentage of the daily contract value in the variable account. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. The fees listed below are the current fees and they cannot be changed.
The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.
Seven-year withdrawal charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state	Qualified annuities	Nonqualified annuities
ROP Death Benefit	0.90%	1.05%
MAV Death Benefit	1.10	1.25
5% Accumulation Death Benefit	1.25	1.40
Enhanced Death Benefit	1.30	1.45
Seven-year withdrawal charge schedule for all other contracts
ROP Death Benefit	1.00%	1.15%
MAV Death Benefit	1.20	1.35
5% Accumulation Death Benefit	1.35	1.50
Enhanced Death Benefit	1.40	1.55
Five-year withdrawal charge schedule
ROP Death Benefit	1.20%	1.35%
MAV Death Benefit	1.40	1.55
5% Accumulation Death Benefit	1.55	1.70
Enhanced Death Benefit	1.60	1.75
Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.
Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.
The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•
first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
•
then, if necessary, the funds redeem shares to cover any remaining fees payable.
We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.
Adjustments
Market Value Adjustments
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period. At all other times, and unless one of the exceptions described below applies, we will apply an MVA if you make certain transactions while you have contract value invested in a GPA. The following transactions when applied to a GPA, which we refer to as "early withdrawals," are

RiverSource Innovations Classic Select Variable Annuity — Prospectus 31

subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
No MVA will apply to:
•
amounts withdrawn under contract provisions that waive withdrawal charges for Hospital or Nursing Home Confinement and Terminal Illness Diagnosis;
•
transfers from a one-year GPA occurring under an automated dollar-cost averaging program or interest sweep strategy;
•
automatic rebalancing under any PN program model portfolio we offer which contains one or more GPAs. However, an MVA will apply if you transfer to a new PN program investment option;
•
amounts applied to an annuity payout plan while a PN program model portfolio containing one or more GPAs is in effect; and
•
amounts deducted for fees and charges.
The application of an MVA may result in either a gain or loss. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. Under certain death benefits, the value of the death benefit is reduced proportionally when you take a partial withdrawal based on the percentage of contract value that is withdrawn. If you request a partial withdrawal from the GPAs that will give you the net amount you requested after we apply any applicable MVA and withdrawal charge, the MVA could increase or decrease the percentage of contract value that is withdrawn. In these circumstances, a negative MVA would increase the impact of a partial withdrawal on the value of the death benefit.
When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The MVA is sensitive to changes in current interest rates. The MVA, which can be zero, positive or negative, reflects the relationship between the guaranteed interest rate that applies to the GPA from which you are taking an early withdrawal and the interest rate we are then currently crediting on new GPAs that mature at the same time. The magnitude of any applicable MVA will depend on the difference in these current guaranteed interest rates at the time of the early withdrawal corresponding to the time remaining in your guarantee period and your guaranteed interest rate. If interest rates have increased, the MVA will generally be negative and the early withdrawal amount will be less; if interest rates have decreased, the MVA will generally be positive and the early withdrawal amount will be increased. This is summarized in the following table:
If your GPA rate is:	The MVA is:
Less than the new GPA rate + 0.10%	Negative
Equal to the new GPA rate + 0.10%	Zero
Greater than the new GPA rate + 0.10%	Positive

The precise MVA formula we apply is as follows:
Early withdrawal amount	×	[	(1 + i	)	(n/12)	–1	]	=	MVA
1 + j + .001

Where i	=	rate earned in the GPA from which amounts are being transferred or withdrawn.
j	=	current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).
n	=	number of months remaining in the current Guarantee Period (rounded up to the next month).
Withdrawal charges and other charges applicable to your contract and optional benefit riders you have elected may also apply to an early withdrawal. As noted above, we do not apply MVAs to the amounts we deduct for fees and charges, including withdrawal charges. We will deduct any applicable withdrawal charge from your early withdrawal after applying the MVA. Please note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.
Contact our Service Center at the number listed on the cover page of this prospectus for a quote of the impact an early withdrawal would have on your contract value. Values fluctuate daily and the actual MVA applied at the time an early withdrawal is processed may be more or less than the values quoted at the time of your call. Additional information about MVAs, including MVA examples, is located in the Statement of Additional Information (“SAI”).
The MVA is intended to protect us from losses on the investments we hold to support our guaranteed interest rates when we must pay out amounts that are removed from the GPAs early.

32 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Optional Benefit Charges
Optional Living Benefit Charges
Accumulation Protector Benefit Rider Fee
We deduct an annual charge from your contract value on your contract anniversary for this optional benefit only if you select it. The charge is percentage of the greater of your contract value or the minimum contract accumulation value. See table below for the applicable percentage. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge.
The Accumulation Protector Benefit rider fee will not exceed a maximum of 1.75%.
We may increase the rider fee at our discretion and on a nondiscriminatory basis.
We will not change the Accumulation Protector Benefit rider fee in effect on your contract after the rider effective date unless:
(a)
you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or
(b)
you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee.
We exercised our right to increase the rider fee upon elective step up or elective spousal continuation step up and vary the fee depending on whether your contract value is invested in one of the Portfolio Navigator or Portfolio Stabilizer funds at the time of the elective step up or spousal continuation step up. You will pay the fee that is in effect on the valuation date we receive your written request to step up. Currently, we waive our right to increase the fee for investment option changes. There is no assurance that we will not exercise our right in the future.
If you request an elective step up or the elective spousal continuation step up, the fee that will apply to your rider will correspond to the fund in which you are invested at that time, as shown in the table below.
Accumulation Protector Benefit® rider fee	Maximum annual rider fee	Initial annual rider fee and annual rider fee for elective step-ups before 04/29/2013
	1.75%	0.55%
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)
Current annual rider fees for elective step-up (including elective spousal continuation step-up) requests on/after 04/29/2013 are shown in the table below.
Elective step up date:	If invested in Portfolio Navigator fund at the time of step-up:	If invested in Portfolio Stabilizer fund at the time of step-up:
04/29/2013 – 11/17/2013	1.75%	n/a
11/18/2013 – 10/17/2014	1.75%	1.30%
10/18/2014 – 06/30/2016	1.60%	1.00%
07/01/2016 – 10/15/2018	1.75%	1.30%
10/16/2018 – 12/29/2019	1.40%	1.00%
12/30/2019 – 07/20/2020	1.55%	1.15%
07/21/2020 and later	1.75%	1.75%
If your annual rider fee changes during the contract year, on the next contract anniversary we will calculate an average rider fee that reflects the various fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.
Subject to the terms of your contract, we reserve the right to further increase the rider fees to the maximum limit provided by your rider and to vary the rider fees based on the fund you select.
The automatic step up option available under your rider will not impact your rider fee.

RiverSource Innovations Classic Select Variable Annuity — Prospectus 33

Please see the “Optional Living Benefits — Accumulation Protector Benefit Rider” section for a full description and rules applicable to elective and automatic step up options under your rider.
The charge does not apply after annuity payouts begin.
Guarantor Withdrawal Benefit for Life Rider Fee
We deduct an annual charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. The initial fee is 0.65%. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.
The Guarantor Withdrawal Benefit for Life rider charge will not exceed a maximum fee of 1.50%.
We may increase the rider fee at our discretion and on a nondiscriminatory basis.
We will not change the Guarantor Withdrawal Benefit for Life rider fee in effect on your contract after the rider effective date unless:
(a)
you choose the annual elective step up or the elective spousal continuation step up after we have exercised our rights to increase the rider fee; or
(b)
you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.
Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested. Beginning Dec. 18, 2013, if you:
•
request an elective step up or the elective spousal continuation step up, or
•
move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to, the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.
If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.
Fund name	Maximum annual rider fee	Current annual rider fee as of 12/18/13
Portfolio Stabilizer funds	1.50%	0.65%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	1.50%	0.95%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.50%	1.10%
On your next contract anniversary, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:
1.
Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.
2.
Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.
3.
Do not elect a step up, if eligible. You will not lock in contract gains, but your rider fee will stay the same.
During the 30 days following your contract anniversary, if your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:
1.
to a Portfolio Stabilizer fund;
2.
to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or

34 RiverSource Innovations Classic Select Variable Annuity — Prospectus

3.
to a more aggressive Portfolio Navigator fund.
The step up and lock in of any contract gains will occur as of the date of the transfer described above.
Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.
We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. If you are subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election if eligible. You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. The step up and new fee will be effective on the date we receive your request for the step up (Step up date).
For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:
1.
the duration of your window is determined on a calendar day basis;
2.
under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and
3.
if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.
Each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.
Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.
Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.
If you choose the elective step up, the elective spousal continuation step up, or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your investment option. On the next contract anniversary, we will calculate an average fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The charge does not apply after annuity payouts begin.
For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix N.
Guarantor Withdrawal Benefit Rider Fee
This fee information applies to both Rider A and Rider B unless otherwise noted.
We deduct an annual charge based on contract value for this optional feature only if you select it. The initial fee is 0.55%. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account, in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.
The Guarantor Withdrawal Benefit rider fee will not exceed a maximum charge of 1.50%.
We may increase the rider fee at our discretion and on a nondiscriminatory basis.

RiverSource Innovations Classic Select Variable Annuity — Prospectus 35

We will not change the Guarantor Withdrawal Benefit rider fee in effect on your contract after the rider effective date unless:
(a)
you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or
(b)
you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.
Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested.
Beginning Dec. 18, 2013, if you:
•
request an elective step up or the elective spousal continuation step up, or
•
move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to, the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.
If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.
Fund name	Current fee as of 12/18/13
Portfolio Stabilizer funds	0.55%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	0.70%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	0.70%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	0.70%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	0.85%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.00%
On your next contract anniversary after, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:
1.
Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.
2.
Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.
3.
Do not elect a step up, if eligible. You will not lock in contract gains, but your rider fee will stay the same.
For the enhanced rider, if during the 30 days following your contract anniversary, your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:
1.
to a Portfolio Stabilizer fund;
2.
to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or
3.
to a more aggressive Portfolio Navigator fund.
For original riders, you must always elect to step up your rider values. The step up and lock in of any contract gains will occur as of the date of the transfer described above.
Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.
We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. For original riders or enhanced riders subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election if eligible. You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. For enhanced riders and original riders with an application signed date on or after 4/29/2005, if approved in your state, the step up and new fee will be effective on the date we receive your request for the step up (Step up date). For original riders with an application signed date before 4/29/2005, the step up will be effective as of your contract anniversary and the fee for your rider will be the fee that was in effect for your current fund on the anniversary.

36 RiverSource Innovations Classic Select Variable Annuity — Prospectus

For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:
1.
the duration of your window is determined on a calendar day basis;
2.
under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and
3.
if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.
Under the enhanced rider, each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.
Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.
Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.
If you choose the annual or spousal continuation elective step up or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the effective date of your step up or investment option change. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The charge does not apply after annuity payouts begin.
For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix N.
Income Assurer Benefit Rider Fee
We deduct a charge for this optional feature only if you selected it. We determine the charge by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see “Optional Benefits – Income Assurer Benefit Riders”) and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:
	Maximum	Current
Income Assurer Benefit – MAV	1.50%	0.30%(1)
Income Assurer Benefit – 5% Accumulation Benefit Base	1.75	0.60 (1)
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base	2.00	0.65 (1)
(1)
For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit – MAV – 0.55%, Income Assurer Benefit – 5% Accumulation Benefit Base – 0.70%; and Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base – 0.75%.
We deduct the charge from the contract value on your contract anniversary. We prorate this charge among the GPAs ,the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.
Currently the Income Assurer Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program investment option but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit charge after the rider effective date, unless you change your PN program investment option after we have exercised our rights to increase the fee and/or charge a separate fee for each PN program investment option. If you choose to change your PN program investment option after we have exercised our rights to increase the rider fee, you will pay the fee that is in effect on the valuation date we receive your written request to change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
For an example of how each Income Assurer Benefit rider fee is calculated, see Appendix K.

RiverSource Innovations Classic Select Variable Annuity — Prospectus 37

Optional Death Benefit Charges
Benefit Protector Death Benefit Rider Fee
We deduct a charge for the optional feature only if you select it. The current annual fee is 0.25% of your contract value on each contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.
Benefit Protector Plus Death Benefit Rider Fee
We charge a fee for the optional feature only if you select it. The current annual fee is 0.40% of your contract value on each contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.
Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds.
Premium Taxes
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

38 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Valuing Your Investment
We value your accounts as follows:
GPAs
We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:
•
the sum of your purchase payments and transfer amounts allocated to the GPAs;
•
plus any purchase payment credits allocated to the GPAs;
•
plus interest credited;
•
minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;
•
minus any prorated portion of the contract administrative charge; and
•
minus the prorated portion of the fee for any of the following optional benefits you have selected:
–
Accumulation Protector Benefit rider;
–
Guarantor Withdrawal Benefit for Life rider;
–
Guarantor Withdrawal Benefit rider;
–
Income Assurer Benefit rider;
–
Benefit Protector rider; or
–
Benefit Protector Plus rider.
The Fixed Account
The fixed account includes the one-year fixed account and the DCA fixed account.
We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:
•
the sum of your purchase payments and purchase payment credits allocated to the one-year fixed account and the DCA fixed account (if included), and transfer amounts to the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);
•
plus interest credited;
•
minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;
•
minus any prorated portion of the contract administrative charge; and
•
minus the prorated portion of the fee for any of the following optional benefits you have selected:
–
Accumulation Protector Benefit rider;
–
Guarantor Withdrawal Benefit for Life rider;
–
Guarantor Withdrawal Benefit rider;
–
Income Assurer Benefit rider;
–
Benefit Protector rider; or
–
Benefit Protector Plus rider.
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).
The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.
Here is how we calculate accumulation unit values:
Number of units: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.
Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.

RiverSource Innovations Classic Select Variable Annuity — Prospectus 39

We determine the net investment factor by:
•
adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
•
dividing that sum by the previous adjusted net asset value per share; and
•
subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.
Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.
Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value.
The number of accumulation units you own may fluctuate due to:
•
additional purchase payments you allocate to the subaccounts;
•
any purchase payment credits allocated to the subaccounts;
•
transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);
•
partial withdrawals;
•
withdrawal charges;
and the deduction of a prorated portion of:
•
the contract administrative charge; and
•
the fee for any of the following optional benefits you have selected:
–
Accumulation Protector Benefit rider;
–
Guarantor Withdrawal Benefit for Life rider;
–
Guarantor Withdrawal Benefit rider;
–
Income Assurer Benefit rider;
–
Benefit Protector rider; or
–
Benefit Protector Plus rider.
Accumulation unit values will fluctuate due to:
•
changes in fund net asset value;
•
fund dividends distributed to the subaccounts;
•
fund capital gains or losses;
•
fund operating expenses; and
•
mortality and expense risk fee and the variable account administrative charge.

40 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Making the Most of Your Contract
Automated Dollar-Cost Averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year GPA or one-year fixed account to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year GPA or one-year fixed account into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year GPA or one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		Jun	100	18	5.56
		Jul	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.
Dollar-cost averaging as described in this section is not available when the PN program is in effect.
However, subject to certain restrictions, dollar-cost averaging is available through the DCA fixed account. See the “DCA Fixed Account” and “Portfolio Navigator Program and Portfolio Stabilizer Funds” sections in this prospectus for details.
Asset Rebalancing
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.
Different rules apply to asset rebalancing under the PN program (see “Portfolio Navigator Program and Portfolio Stabilizer Funds” below).
As long as you are not participating in the PN program, asset rebalancing is available for use with the DCA fixed account (see “DCA Fixed Account”) only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the

RiverSource Innovations Classic Select Variable Annuity — Prospectus 41

asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.
Asset Allocation Program
For contracts with applications signed before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the PN program under the terms of the rider.
This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.
Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.
Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.
Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:
•
no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and
•
no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see “Charges and Adjustments – Adjustments – Market Value Adjustments”).
Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.
If permitted under applicable securities law, we reserve the right to:
•
reallocate your current model portfolio to an updated version of your current model portfolio; or
•
substitute a fund of funds for your current model portfolio.
We also reserve the right to discontinue the asset allocation program. We will give you 30 days’ written notice of any such change.
If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.
Required Use of Asset Allocation Program with Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider
If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you may not discontinue your participation in the asset allocation program unless permitted by the terms of the rider as summarized below:
•
Accumulation Protector Benefit rider: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period as does the requirement that you participate in the asset allocation program. At all other times, if you do not want to participate in any of the

42 RiverSource Innovations Classic Select Variable Annuity — Prospectus

model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. Therefore, you should not select the Accumulation Protector Benefit rider if you do not intend to continue participating in one of the model portfolios until the end of the waiting period.
•
Guarantor Withdrawal Benefit rider: Because the Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. Therefore, you should not select the Guarantor Withdrawal Benefit rider if you do not intend to continue participating in one of the model portfolios for the life of the contract.
•
Income Assurer Benefit rider: You can terminate the Income Assurer Benefit rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit rider is in effect, your contract value must be invested in one of the model portfolios. Therefore, you should not select the Income Assurer Benefit rider if you do not intend to continue participating in one of the model portfolios during the period of time the Income Assurer Benefit rider is in effect.
Portfolio Navigator Program (PN program) and Portfolio Stabilizer Funds
PN Program. You are required to participate in the PN program if your contract includes optional living benefit riders. Under the PN program, your contract value is allocated to a PN program investment. The PN program investment options are currently five funds of funds, each of which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds’ investment objective (“Portfolio Navigator funds”). The PN program is available for both nonqualified and qualified annuities.
The Portfolio Navigator funds. We offer the following Portfolio Navigator funds:
1.
Variable Portfolio – Aggressive Portfolio
2.
Variable Portfolio – Moderately Aggressive Portfolio
3.
Variable Portfolio – Moderate Portfolio
4.
Variable Portfolio – Moderately Conservative Portfolio
5.
Variable Portfolio – Conservative Portfolio
Each Portfolio Navigator fund is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk, which it seeks to achieve by investing in various underlying funds.
For additional information about the Portfolio Navigator funds’ investment strategies, see the Funds’ prospectus.
If your contract does not include one of the living benefit riders, you may not participate in the PN program, but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds.
Beginning November 18, 2013, if you have selected Guarantor Withdrawal Benefit for Life riders, Guarantor Withdrawal Benefit rider or Accumulation Protector Benefit rider, as an alternative to the Portfolio Navigator funds in the PN program, we have made available to you four new funds, known as Portfolio Stabilizer funds.
The Portfolio Stabilizer funds. The following Portfolio Stabilizer funds currently available are:
1.
Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
2.
Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
3.
Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
4.
Variable Portfolio – Managed Volatility Growth Fund (Class 2)
Each Portfolio Stabilizer fund has an investment objective of pursuing total return while seeking to manage the Fund’s exposure to equity market volatility.
For additional information about the Portfolio Stabilizer funds’ investment strategies, see the Funds’ prospectuses.
You may choose to remain invested in your current Portfolio Navigator fund, move to a different Portfolio Navigator fund, or move to a Portfolio Stabilizer fund. Your decision should be made based on your own individual investment objectives and financial situation and in consultation with your investment professional.
Please note that if you are currently invested in a Portfolio Navigator fund as part of the PN program and choose to reallocate your contract value to a Portfolio Stabilizer fund, you will no longer have access to any of the Portfolio Navigator funds, but you may change to any one of the other Portfolio Stabilizer funds, subject to the transfer limits applicable to your rider.

RiverSource Innovations Classic Select Variable Annuity — Prospectus 43

If your contract does not include the living benefit riders, you may not participate in the PN program; but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds. You should review any PN program, Portfolio Navigator funds and Portfolio Stabilizer funds information, including the funds’ prospectus, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program, Portfolio Navigator funds and Portfolio Stabilizer funds.
The PN program static model portfolios. If you have chosen to remain invested in a “static” PN program model portfolio investment option, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any updates to the model portfolio or reallocation recommendations. (The last such reallocation recommendation was provided in 2009.) Each model portfolio consists of underlying funds and/or any GPAs (if included) according to the allocation percentages stated for the model portfolio. If you are participating in the PN program through a model portfolio, you instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.
Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:
•
no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a fund of funds);
•
no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See “Charges and Adjustments – Adjustments – Market Value Adjustments.”)
If you choose to remain in a static model portfolio, the investments and investment styles and policies of the underlying funds in which your contract value is invested may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs, even though your allocations to underlying funds do not change. Furthermore, the absence of periodic updating means that existing underlying funds will not be replaced as may be appropriate due to poor performance, changes in management personnel, liquidation, merger or other factors. Your investment professional can help you determine whether your continued investment in a static model portfolio is appropriate for you.
Investing in the Portfolio Stabilizer funds, the Portfolio Navigator funds and PN static model portfolios (the Funds). You are responsible for determining which investment option is best for you. Currently, the PN program includes five Portfolio Navigator funds (and under the previous PN program, five static model portfolios investment options), with risk profiles ranging from conservative to aggressive in relation to one another. There are four Portfolio Stabilizer funds currently available. If your contract includes a living benefit rider you may only invest in one Portfolio Stabilizer or Portfolio Navigator fund at a time. Your investment professional can help you determine which investment option most closely matches your investing style, based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. There is no guarantee that the investment option you select is appropriate for you based on your investment objectives and/or risk profile. We and Columbia Management are not responsible for your decision to select a certain investment option or your decision to transfer to a different investment option.
If you initially allocate qualifying purchase payments to the DCA fixed account , when available (see “DCA Fixed Account”), and you are invested in one of the Portfolio Stabilizer or Portfolio Navigator funds, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the investment option or model portfolio you have chosen.
Before you decide to transfer contract value to the Portfolio Stabilizer funds, you and your investment professional should carefully consider the following:
•
Whether the Portfolio Stabilizer funds meet your personal investment objectives and/or risk tolerance.
•
Whether you would like to continue to invest in a Portfolio Navigator fund. If you decide to transfer your contract value to a Portfolio Stabilizer fund, you permanently lose your ability to invest in any of the Portfolio Navigator funds if you have a living benefit rider. If you decide to no longer invest your contract value in the Portfolio Stabilizer funds, your only option will be to terminate your contract by requesting a full surrender. Withdrawal charges and tax penalties may apply.
•
Whether the total expenses associated with an investment in a Portfolio Stabilizer fund is appropriate for you. For total expenses associated with the rider, you should consider not only the variation of the rider fee, but also the variation in fees among the various funds. You should also consider your overall investment objective, as well as how total fees and your selected fund’s investment objective may impact the amount of any step up opportunities in the future.
You may request a change to your Fund selection (or a transfer from your PN program static model portfolio to either a Portfolio Navigator fund or a Portfolio Stabilizer fund) up to two times per contract year by written request on an authorized form or by another method agreed to by us. If you make such a change, we may charge you a higher fee for your rider. However, an initial transfer from a Portfolio Navigator fund to a Portfolio Stabilizer fund will not count toward the limit of two transfers per year. If your contract includes the GWB for Life rider, we reserve the right to limit the number of investment options from which you can select, subject to state restrictions. If you decide to annuitize your

44 RiverSource Innovations Classic Select Variable Annuity — Prospectus

contract, your rider will terminate and you will no longer have access to the Portfolio Stabilizer funds. If your living benefit rider is terminated, you may remain invested in the Portfolio Stabilizer funds, but you will not be allowed to allocate future purchase payments or make transfers to these funds.
Substitution and modification. We reserve the right to add, remove or substitute Funds. We also reserve the right, upon notification to you, to close or restrict any Fund. Any change will apply to current allocations and/or to future payments and transfers. Any substitution of Funds may be subject to SEC or state insurance departments approval.
We reserve the right to change the terms and conditions of the PN program or to change the availability of the investment options upon written notice to you. This includes but is not limited to the right to:
•
limit your choice of investment options based on the amount of your initial purchase payment;
•
cancel required participation in the program after 30 days written notice;
•
substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and
•
discontinue the PN program after 30 days written notice.
Risks associated with the Funds. An investment in a Fund involves risk. Principal risks associated with an investment in a Fund may be found in the relevant Fund’s prospectus. There is no assurance that the Funds will achieve their respective investment objectives. In addition, there is no guarantee that the Fund’s strategy will have its intended effect or that it will work as effectively as is intended.
Investing in a Portfolio Navigator fund, Portfolio Stabilizer fund or PN program static model portfolio does not guarantee that your contract will increase in value nor will it protect in a decline in value if market prices fall. Depending on future market conditions and considering only the potential return on your investment in the Fund, you might benefit (or benefit more) from selecting alternative investment options.
For more information and a list of the risks associated with investing in the Funds, including volatility and volatility management risk associated with Portfolio Stabilizer funds, please consult the applicable Funds’ prospectuses and “The Variable Account and the Funds – Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Conflicts of interest. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions.
For additional information regarding the conflicts of interest to which Columbia Management may be subject, see the Funds’ prospectuses and “The Variable Account and the Funds – Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Living benefits requiring participation in the PN program or investing in the Portfolio Stabilizer funds:
•
Accumulation Protector Benefit rider: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds. For contracts with applications signed on or after Jan. 26, 2009, you cannot select the Portfolio Navigator Aggressive investment option, or transfer to the Portfolio Navigator Aggressive investment option while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply.
•
Guarantor Withdrawal Benefit for Life rider: The Guarantor Withdrawal Benefit for Life rider requires that your contract value be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds, for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds. Withdrawal charges and tax penalties may apply.
•
Guarantor Withdrawal Benefit rider: The Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds, for the life of the contract and because you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds. Withdrawal charges and tax penalties may apply.

RiverSource Innovations Classic Select Variable Annuity — Prospectus 45

Living benefit requiring participation in the PN program:
•
Income Assurer Benefit rider: The Income Assurer Benefit rider requires that your contract value be invested in one of the PN program investment options for the life of the contract. You can terminate the Income Assurer Benefit rider during the 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times you cannot terminate the Income Assurer Benefit rider once you have selected it and you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options. Withdrawal charges and tax penalties may apply.
Transferring Among Accounts
The transfer rights discussed in this section do not apply if you have selected one of the optional living benefit riders.
You may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or the DCA fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to the DCA fixed account.
The date your request to transfer will be processed depends on when and how we receive it:
For transfer requests received in writing:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
For transfer requests received by phone:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.
We may suspend or modify transfer privileges at any time.
For information on transfers after annuity payouts begin, see “Transfer Policies” below.
Transfer Policies
•
Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.
•
You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.
•
You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see “Charges and Adjustments – Adjustments – Market Value Adjustments”).

46 RiverSource Innovations Classic Select Variable Annuity — Prospectus

•
If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.
•
You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See “DCA Fixed Account.”)
•
Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs and DCA accounts.
Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•
diluting the value of an investment in an underlying fund in which a subaccount invests;
•
increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,
•
preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90-day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.
If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
•
requiring transfer requests to be submitted only by first-class U.S. mail;
•
not accepting hand-delivered transfer requests or requests made by overnight mail;
•
not accepting telephone or electronic transfer requests;
•
requiring a minimum time period between each transfer;
•
not accepting transfer requests of an agent acting under power of attorney;
•
limiting the dollar amount that you may transfer at any one time;
•
suspending the transfer privilege; or

RiverSource Innovations Classic Select Variable Annuity — Prospectus 47

•
modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•
Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•
Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•
Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•
Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.
How to Request a Transfer or Withdrawal

1 By automated transfers and automated partial withdrawals
Your investment professional can help you set up automated transfers among your GPAs, one-year fixed account or the subaccounts or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.
You can start or stop this service by written request or other method acceptable to us.
You must allow 30 days for us to change any instructions that are currently in place.
•
Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

48 RiverSource Innovations Classic Select Variable Annuity — Prospectus

•
Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.
•
Automated withdrawals may be restricted by applicable law under some contracts.
•
You may not make systematic purchase payments if automated partial withdrawals are in effect.
•
If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a DCA Fixed Account (see “The Fixed Account — DCA Fixed Account” and “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”).
•
Automated partial withdrawals may result in income taxes and penalties on all or part of the amount withdrawn.

Minimum amount
Transfers or withdrawals:	$100 monthly
$250 quarterly, semiannually or annually

2 By phone
Call:
1-800-333-3437
Minimum amount
Transfers or withdrawals:	$500 or entire account balance
Maximum amount
Transfers:	Contract value or entire account balance
Withdrawals:	$100,000
We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.
Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

3 By letter
Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our Service Center:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Minimum amount
Transfers or withdrawals:	$500 or entire account balance

Maximum amount
Transfers or withdrawals:	Contract value or entire account balance
*
Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

RiverSource Innovations Classic Select Variable Annuity — Prospectus 49

Withdrawals
You may withdraw all or part of your contract at any time before the retirement date by sending us a written request or calling us.
The date your withdrawal request will be processed depends on when and how we receive it:
For withdrawal requests received in writing:
•
If we receive your withdrawal request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request.
•
If we receive your withdrawal request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request.
For withdrawal requests received by phone:
•
If we receive your withdrawal request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request.
•
If we receive your withdrawal request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request.
We may ask you to return the contract. You may have to pay a contract administrative charge, withdrawal charges or any applicable optional rider charges (see “Charges and Adjustments”), federal income taxes and penalties. State and local income taxes may also apply (see “Taxes”). In addition, purchase payment credits may be reversed. You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, your benefits under the rider may be reduced (see “Optional Benefits”). Any partial withdrawal request that exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the withdrawal on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.
In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes – Qualified Annuities – Required Minimum Distributions”).
Withdrawal Policies
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in each subaccount , one-year fixed account or GPA must be either zero or at least $50.
Receiving Payment

1 By electronic payment
•
request that payment be sent electronically to your bank payable to you;
•
pre-authorization required.

2 By regular or express mail
•
payable to you;
•
mailed to address of record.
NOTE: We will charge you a fee if you request express mail delivery.

50 RiverSource Innovations Classic Select Variable Annuity — Prospectus

We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.
Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
–
the NYSE is closed, except for normal holiday and weekend closings;
–
trading on the NYSE is restricted, according to SEC rules;
–
an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
–
the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total withdrawal amount until cleared from the originating financial institution.
TSA – Special Provisions
Participants in Tax-Sheltered Annuities
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.
In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.
The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.
The Code imposes certain restrictions on your right to receive early distributions from a TSA:
•
Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
–
you are at least age 59½;
–
you are disabled as defined in the Code;
–
you severed employment with the employer who purchased the contract;
–
the distribution is because of your death;
– you are terminally ill as defined in the Code;
– you are adopting or are having a baby;
– you are supplying Personal or Family Emergency Expense;
– you are a Domestic Abuse Victim;
– you are in need to cover Expenses and losses on account of a FEMA declared disaster;
–
the distribution is due to plan termination; or
–
you are a qualifying military reservist.
•
If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.
•
Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”).
•
The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

RiverSource Innovations Classic Select Variable Annuity — Prospectus 51

Changing Ownership
You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our Service Center. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.
If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)
If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.
Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.
If you have an Income Assurer Benefit rider and/or Benefit Protector Plus rider, the rider will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of your annuity contract. For the Guarantor Withdrawal Benefit for Life riders, any ownership change that impacts the guarantees provided will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the ownership change on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you. Continuance of the Benefit Protector is optional. (See “Optional Benefits.”)

52 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Standard Benefits
Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount among the subaccounts or from the one-year fixed account to one or more eligible subaccounts	N/A	N/A	•Automate transfers not available for GPA terms of 2 or more years •Not available when the PN program is in effect
Asset Rebalancing	Allows you to have your investments periodically rebalanced among the subaccounts to your pre-selected percentages	N/A	N/A
•You must have $2,000 in Contract
Value to participate.
•We require 30 days notice for you to
change or cancel the program
•You can request rebalancing to be
done either quarterly, semiannually
or annually

Automated Partial Surrenders/ Systematic Withdrawals	Allows automated partial surrenders from the contract	N/A	N/A
•Additional systematic payments are
not allowed with automated partial
surrenders
•For contracts with a Guarantor
Withdrawal Benefit rider or
Guarantor Withdrawal Benefit for
Life rider, you may set up
automated partial surrenders up to
the benefit available for withdrawals
under the rider
•May result in income taxes on all or
a portion of the amounts
surrendered

Nursing Home or Hospital Confinement	Allows you to withdraw contract value without a withdrawal charge	N/A	N/A
•You must be confined to a hospital
or nursing home for the prior
60 days
• You must be under age 76 on the
contract issue date and
confinement must start after the
contract issue date
•Must receive your surrender request
no later than 91 days after your
release from the hospital or nursing
home
•Amount withdrawn must be paid
directly to you

Terminal Illness	Allows you to withdraw contract value without a withdrawal charge	N/A	N/A
•Terminal Illness diagnosis must
occur in after the first contract year
•Must be terminally ill and not
expected to live more than 12
months from the date of the
licensed physician statement
•Must provide us with a licensed
physician’s statement containing
the terminal illness diagnosis and
the date the terminal illness was

RiverSource Innovations Classic Select Variable Annuity — Prospectus 53

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
initially diagnosed •Amount withdrawn must be paid directly to you
ROP Death Benefit
Provides a death
benefit equal to the
greater of these values
minus any purchase
payment credits
subject to reversal and
any applicable rider
charges:Contract Value
or the total purchase
payments and any
purchase payment
credits applied to the
contract, minus
adjusted partial
surrenders

Seven-year
surrender
charge
schedule for
contracts
signed on or
after
5/1/2006
subject to state
availability
- Qualified
contract
1.05% of
contract value
in the variable
account
- Nonqualified
contract
1.20% of
contract value
in the variable
account
Seven-year
surrender
charge
schedule all
other contracts
- Qualified
contract
1.15% of
contract value
in the variable
account
- Nonqualified
contract
1.30% of
contract value
in the variable
account

Seven-year
surrender
charge
schedule for
contracts
signed on or
after
5/1/2006
subject to state
availability -
Qualified
contract
1.05%
- Nonqualified
contract
1.20%
Seven-year
surrender
charge
schedule all
other contracts
- Qualified
contract
1.15%
- Nonqualified
contract
1.30%

•Must be elected at contract issue
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals, and such reductions
could be significant
•Annuitizing the Contract terminates
the benefit

		Five-year surrender charge schedule - Qualified contract 1.35% of contract value in the variable account - Nonqualified contract 1.50% of contract value in the variable account	Five-year surrender charge schedule - Qualified contract 1.35% - Nonqualified contract 1.50%

54 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
MAV Death Benefit
Increases the
guaranteed death
benefit to the highest
of the: contract value,
total purchase
payments and any
purchase payment
credits applied to the
contract, minus
adjusted partial
surrenders, or the MAV
on the date of death

Seven-year
surrender
charge
schedule for
contracts
signed on or
after
5/1/2006
subject to state
availability
- Qualified
contract
1.25% of
contract value
in the variable
account
- Nonqualified
contract
1.40% of
contract value
in the variable
account
Seven-year
surrender
charge
schedule all
other contracts
- Qualified
contract
1.35% of
contract value
in the variable
account
- Nonqualified
contract
1.50% of
contract value
in the variable
account

Seven-year
surrender
charge
schedule for
contracts
signed on or
after
5/1/2006
subject to state
availability
- Qualified
contract
1.25%
- Nonqualified
contract
1.40% of
Seven-year
surrender
charge
schedule all
other contracts
- Qualified
contract
1.35%
- Nonqualified
contract
1.50%

•Available for the Contract owners
age 79 and younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary on/after
your 81st birthday
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant.
•Annuitizing the Contract terminates
the benefit

		Five-year surrender charge schedule - Qualified contract 1.55% of contract value in the variable account - Nonqualified contract 1.70% of contract value in the variable account	Five-year surrender charge schedule - Qualified contract 1.55% - Nonqualified contract 1.70%

RiverSource Innovations Classic Select Variable Annuity — Prospectus 55

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
5% Accumulation Death Benefit
Increases the
guaranteed death
benefit to the greatest
of the contract value
after any rider charges
have been deducted,
total purchase
payments and any
purchase payment
credits applied to the
contract minus
adjusted partial
withdrawals, or the 5%
variable account floor

Seven-year
surrender
charge
schedule for
contracts
signed on or
after
5/1/2006
subject to state
availability
- Qualified
contract
1.40% of
contract value
in the variable
account
- Nonqualified
contract
1.55% of
contract value
in the variable
account
Seven-year
surrender
charge
schedule all
other contracts
- Qualified
contract
1.50% of
contract value
in the variable
account
- Nonqualified
contract
1.65% of
contract value
in the variable
account

Seven-year
surrender
charge
schedule for
contracts
signed on or
after
5/1/2006
subject to state
availability
- Qualified
contract
1.40%
- Nonqualified
contract
1.55%
Seven-year
surrender
charge
schedule all
other contracts
- Qualified
contract
1.50%
- Nonqualified
contract
1.65%

•Available to owners age 79 and
younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary on/after
your 81st birthday
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•Annuitizing the Contract terminates
the benefit

		Five-year surrender charge schedule - Qualified contract 1.70% of contract value in the variable account - Nonqualified contract 1.85% of contract value in the variable account	Five-year surrender charge schedule - Qualified contract 1.70% - Nonqualified contract 1.85%

56 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Enhanced Death Benefit (EDB)
Provides a death
benefit equal to the
greatest of these
values minus any
purchase payment
credits subject to
reversal and any
applicable rider
charges: Contract
Value, total purchase
payments and any
purchase payment
credits applied to the
contract minus
adjusted partial
withdrawals, the MAV
on the date of death or
the 5% variable
account floor

Seven-year
surrender
charge
schedule for
contracts
signed on or
after
5/1/2006
subject to state
availability
- Qualified
contract
1.45% of
contract value
in the variable
account
- Nonqualified
contract
1.60% of
contract value
in the variable
account
Seven-year
surrender
charge
schedule all
other contracts
- Qualified
contract
1.55% of
contract value
in the variable
account
- Nonqualified
contract
1.70% of
contract value
in the variable
account

Seven-year
surrender
charge
schedule for
contracts
signed on or
after
5/1/2006
subject to state
availability
- Qualified
contract
1.45%
- Nonqualified
contract
1.60%
Seven-year
surrender
charge
schedule all
other contracts
- Qualified
contract
1.55%
- Nonqualified
contract
1.70%

•Available to owners age 79 and
younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary on/after
your 81st birthday
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•Annuitizing the Contract terminates
the benefit

		Five-year surrender charge schedule - Qualified contract in the variable account 1.75% of contract value - Nonqualified contract 1.90% of contract value in the variable account	Five-year surrender charge schedule - Qualified contract 1.75% - Nonqualified contract 1.90%

RiverSource Innovations Classic Select Variable Annuity — Prospectus 57

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Optional Benefits
Benefit Protector Death Benefit	Provides an additional death benefit, based on a percentage of contract earnings, to help offset expenses after death such as funeral expenses or federal and state taxes	0.25% of contract value	0.25%
• Available to owners age 75 and
younger
•Must be elected at contract issue
•Not available with Benefit Protector
Plus, the 5% Accumulation Death
benefit or Enhanced Death Benefit
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•Annuitizing the Contract terminates
the benefit

Benefit Protector Plus Death Benefit	Provides the benefits payable under the Benefit Protector, plus a percentage of purchase payments made within 60 days of contract issue not previously surrendered	0.40% of contract value	0.40%
• Available to owners age 75 and
younger
•Must be elected at contract issue
•Available only for transfers,
exchanges or rollovers
•Not available with Benefit Protector,
the 5% Accumulation Death benefit
or Enhanced Death Benefit
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•Annuitizing the Contract terminates
the benefit
•The percentage of exchange
purchase payments varies by age
and is subject to a vesting
schedule.

Guarantor Withdrawal Benefit for Life Rider	Provides a lifetime income or return of premium option regardless of investment performance	1.50% of contract value or the total Remaining Benefit Amount, whichever is greater	0.65% - 1.10% Varies by issue date, elective step up date and the fund selected
•Available to owners age 80 or
younger
•Must be elected at contract issue
•Not available under an inherited
qualified annuity
•Subject to Investment Allocation
restrictions
•Certain withdrawals could
significantly reduce the guaranteed
amounts under the rider and the
rider will terminate if the contract
value goes to zero due to an excess
withdrawal
•If you take withdrawals during the
first 3-years the step ups will not be
allowed until the third anniversary
•Limitations on additional purchase
payments

Guarantor Withdrawal Benefit Rider	Provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that	1.50% of contract value	0.55% - 1.00% Varies by issue date, elective step up date and the fund selected	•Available to owners age 79 or younger •Must be elected at contract issue •Not available under an inherited qualified annuity

58 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
over time will total an amount equal to your purchase payments.
•Subject to Investment Allocation
restrictions
•Certain withdrawals could
significantly reduce the guaranteed
amounts under the rider and the
rider will terminate if the contract
value goes to zero due to an excess
withdrawal
•Limitations on additional purchase
payments
•If you take withdrawals during the
first 3-years the step ups will not be
allowed until the third anniversary

Income Assurer Benefit	Provides guaranteed minimum income through annuitization regardless of investment performance	Income Assurer Benefit – MAV 1.50% of the guaranteed income base	Income Assurer Benefit – MAV 0.30% Varies by issue date
•Available to owners age 75 or
younger
•Not available with any other living
benefit riders
•The rider has a 10 year Waiting
period
•Available as: Income Assurer
Benefit – MAV; Income Assurer
Benefit – 5% Accumulation Benefit
Base; and Income Assurer Benefit –
Greater of MAV or 5% Accumulation
Benefit Base

		Income Assurer Benefit – 5% Accumulation Benefit Base 1.75% of the guaranteed income base	Income Assurer Benefit – 5% Accumulation Benefit Base 0.60% Varies by issue date
		Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base 2.00% of the guaranteed income base	Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base 0.65% Varies by issue date
Accumulation Protector Benefit rider	Provides 100% of initial investment or 80% of highest contract anniversary value (adjusted for partial surrenders) at the end of 10 year waiting period, regardless of investment performance	1.75% of contract value or the Minimum Contract Accumulation Value	0.55% - 1.75% Varies by issue date, elective step up date and the fund selected
•Available to owners age 80 or
younger
•Must be elected at contract issue
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•The rider ends when the Waiting
Period expires
•Limitations on additional purchase
payments
•Subject to Investment Allocation
restrictions
•Elective Step ups restart the
Waiting Period

RiverSource Innovations Classic Select Variable Annuity — Prospectus 59

Benefits in Case of Death
There are four death benefit options under your contract if you die before the retirement start date while this contract is in force. You must select one of the following death benefits:
•
ROP Death Benefit;
•
MAV Death Benefit;
•
5% Accumulation Death Benefit; or
•
Enhanced Death Benefit.
If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract on your contract’s data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges and Adjustments – Annual Contract Expenses – Mortality and Expense Risk Fee.”)
Under each option, we will pay the death benefit, less any purchase payment credits subject to reversal, to your beneficiary upon the earlier of your death or the annuitant’s death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.
Here are some terms used to describe the death benefits:
Adjusted partial withdrawals (calculated for ROP and MAV Death Benefits)	=	PW X DB
CV

PW	=	the amount by which the contract value is reduced as a result of the partial withdrawal.
DB	=	the death benefit on the date of (but prior to) the partial withdrawal.
CV	=	contract value on the date of (but prior to) the partial withdrawal.
Maximum Anniversary Value (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:
(a)
current contract value; or
(b)
total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals.
Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.
5% Variable Account Floor: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:
•
the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;
•
plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;
•
minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.
Thereafter, we continue to add subsequent purchase payments and any purchase payment credits allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary’s variable account floor. We stop adding this amount after you or the annuitant reach age 81.
5% variable account floor adjusted transfers or partial withdrawals	=	PWT X VAF
SV

PWT	=	the amount by which the contract value in the subaccounts and the DCA fixed account is reduced as a result of the partial withdrawal or transfer from the subaccounts or the DCA fixed account.
VAF	=	variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV	=	value of the subaccounts and the DCA fixed account on the date of (but prior to) the transfer of partial withdrawal.

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The amount of purchase payments and any purchase payment credits withdrawn or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:
(a)
is the amount of purchase payments and any purchase payment credits in the account or subaccount on the date of but prior to the current withdrawal or transfer; and
(b)
is the ratio of the amount of contract value transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.
For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and any purchase payment credits allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or DCA fixed account.
NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit 5% variable account floor.
Return of Purchase Payments (ROP) Death Benefit
The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:
1.
contract value; or
2.
total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals.
The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.
If available in your state and both you and the annuitant are age 79 or younger at contract issue, you may select one of the death benefits described below at the time you purchase your contract. The death benefits do not provide any additional benefit before the first contract anniversary and may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not these death benefits are appropriate for your situation.
Maximum Anniversary Value (MAV) Death Benefit
The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:
1.
contract value;
2.
total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals; or
3.
the MAV on the date of death.
5% Accumulation Death Benefit
The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:
1.
contract value;
2.
total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals; or
3.
the 5% variable account floor.
Enhanced Death Benefit
The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values, minus any applicable rider charges:
1.
contract value;
2.
total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals;
3.
the MAV on the date of death; or
4.
the 5% variable account floor.
For an example of how each death benefit is calculated, see Appendix C.

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If You Die Before Your Retirement Date
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled. Death claim requirements generally include due proof of death and will be detailed in the claim materials we send upon notification of death.
Nonqualified annuities
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The Accumulation Protector Benefit, the Guarantor Withdrawal Benefit for Life rider and the Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)
If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•
the beneficiary elects in writing, and payouts begin no later than one year after your death, or other date as permitted by the IRS; and
•
the payout period does not extend beyond the beneficiary’s life or life expectancy.
Qualified annuities
The information below has been revised to reflect proposed regulations issued by the Internal Revenue Service that describe the requirements for required minimum distributions when a person or entity inherit assets held in an IRA, 403(b) or qualified retirement plan. This proposal is not final and may change. Contract owners are advised to work with a tax professional to understand their required minimum distribution obligations under the proposed regulations and federal law.  The proposed regulations can be found in the Federal Register, Vol. 87, No. 37, dated Thursday, February 24, 2022.
•
Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 73. If you attained age 73 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.
Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The Accumulation Protector Benefit, the Guarantor Withdrawal Benefit for Life rider and the Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)
•
Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs on or after Jan. 1, 2020, the beneficiary is required to withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death unless they qualify as an “eligible designated beneficiary.” Your beneficiary may be required to take distributions during the 10-year period if you died after your Required Beginning Date. Eligible designated beneficiaries may continue to take proceeds out over your life expectancy if you died prior to your Required Beginning Date or over the greater of your life expectancy or their life expectancy if you died after your Required Beginning Date. Eligible designated beneficiaries include the surviving spouse: the surviving spouse;
•
a lawful child of the owner under the age of 21 (remaining amount must be withdrawn by the earlier of the end of the year the minor turns 31 or end of the 10th year following the minor's death);disabled within the meaning of Code section 72(m)(7);
•
chronically ill within the meaning of Code section 7702B(c)(2);
•
any other person who is not more than 10 years younger than the owner.
However, non-natural beneficiaries, such as estates and charities, are subject to a five-year rule to distribute the IRA if you died prior to your Required Beginning Date.

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We will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under a payout plan available under this contract and:
•
the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•
the payout period does not extend beyond December 31 of the 10th year following your death or the applicable life expectancy for an eligible designated beneficiary.
•
Spouse and Non-spouse beneficiary: If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or annuitize the contract to deplete it within 10 years of your beneficiary’s death
•
Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary may continue depending on the annuity payout plan you elect, subject to adjustment to comply with the IRS rules and regulations.
How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the contract’s maturity date (the latest day on which income payments may begin under the contract) or 2) the date the death benefit is due and payable. If a contract matures or we determine a death benefit is payable, we will use our best efforts to locate you or designated beneficiaries. If we are unable to locate you or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your address or beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.
For nonqualified deferred annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner.
Optional Benefits
The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.
Optional Living Benefits
Accumulation Protector Benefit Rider
The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:
On the benefit date, if:	Then your Accumulation Protector Benefit rider benefit is:
The Minimum Contract Accumulation Value (defined below) as determined under the Accumulation Protector Benefit rider is greater than your contract value,	The contract value is increased on the benefit date to equal the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the benefit date.
The contract value is equal to or greater than the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider,	Zero; in this case, the Accumulation Protector Benefit rider ends without value and no benefit is payable.

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If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. Exception: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.
If this rider is available in your state, you may elect the Accumulation Protector Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it, except as described in the “Terminating the Rider” section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. After the waiting period, you have the following options:
•
Continue your contract;
•
Take partial withdrawals or make a full withdrawal; or
•
Annuitize your contract to create a guaranteed income stream.
The Accumulation Protector Benefit rider may not be purchased with the optional Guarantor Withdrawal Benefit for Life or the Guarantor Withdrawal Benefit riders or any Income Assurer Benefit rider.
The Accumulation Protector Benefit rider may not be available in all states.
You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:
•
you must be invested in one of the approved investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, one-year fixed account (if included) and GPAs that are available under the contract to contract owners who do not elect this rider (See “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer Funds”);
•
you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider;
•
if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Partial withdrawals, including those you take to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;
•
if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;
•
the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and
•
the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change your investment option to one that causes the Accumulation Protector Benefit rider charge to increase (see “Charges and Adjustments”).
Be sure to discuss with your investment professional whether an Accumulation Protector Benefit rider is appropriate for your situation.
Here are some general terms that are used to describe the operation of the Accumulation Protector Benefit:
Benefit Date: This is the first valuation date immediately following the expiration of the waiting period.
Minimum Contract Accumulation Value (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.
Adjustments for Partial Withdrawals: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:
(a)
is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and
(b)
is the MCAV on the date of (but immediately prior to) the partial withdrawal.

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Waiting Period: The waiting period for the rider is 10 years.
We reserve the right to restart the waiting period on the latest contract anniversary if you change your investment option after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation investment option after we have exercised our rights to charge a separate charge for each investment option.
Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.
Automatic Step Up
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:
1.
80% of the contract value on the contract anniversary (after charges are deducted); or
2.
the MCAV immediately prior to the automatic step-up.
The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step-up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.
The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).
Elective Step Up Option
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step-up option. You may exercise this elective step-up option only once per contract year during this 30 day period. If your contract value (after charges are deducted) on the valuation date we receive your written request to step-up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.
We may increase the fee for your rider (see “Charges and Adjustments – Optional Benefit Charges – Optional Living Benefit Charges – Accumulation Protector Benefit Rider Fee”). The revised fee would apply to your rider if you exercise the annual elective step up, your MCAV is increased as a result, and the revised fee is higher than your annual rider fee before the elective step-up. Elective step-ups will also result in a restart of the waiting period as of the most recent contract anniversary.
The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step-up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.
The elective step-up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.
We have the right to restrict the elective step up option on inherited IRAs, but we currently allow them. Please consider carefully if an elective step up is appropriate if you own an inherited IRA because the elective step up will restart the waiting period and the required minimum distributions for an inherited IRA may significantly decrease the future benefit payable under this rider. We reserve the right to restrict the elective step-up option on inherited IRAs in the future.
The elective step-up option is not available if the benefit date would be after the retirement date (see “Buying Your Contract – The Retirement Date” section for retirement date options).
Spousal Continuation
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step-up. The spousal continuation elective step-up is in addition to the annual elective step-up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step-up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step-up. In addition, the waiting period will restart as of the most recent contract anniversary.
Terminating the Rider
The rider will terminate under the following conditions:
The rider will terminate before the benefit date without paying a benefit on the date:
•
you take a full withdrawal; or

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•
annuitization begins; or
•
the contract terminates as a result of the death benefit being paid.
The rider will terminate on the benefit date.
For an example, see Appendix E.
Guarantor Withdrawal Benefit for Life Rider
The Guarantor Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if(1):
•
your contract application is signed on or after May 1, 2006;
•
the rider is available in your state; and
•
you and the annuitant are 80 or younger on the date the contract is issued.
(1)
The Guarantor Withdrawal Benefit for Life rider is not available under an inherited qualified annuity.
You must elect the Guarantor Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.
The Guarantor Withdrawal Benefit for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see “At Death” heading below) – even if the contract value is zero.
Your contract provides for annuity payouts to begin on the retirement date (see “Buying Your Contract – The Retirement Date”). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see “ Withdrawals”). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before annuity payouts begin.
The Guarantor Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.
Under the terms of the Guarantor Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see “Waiting period” heading below) and whether or not the lifetime withdrawal benefit has become effective:
(1)
The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are “Guaranteed Benefit Payment (GBP),” “Remaining Benefit Payment (RBP),” “Guaranteed Benefit Amount (GBA),” and “Remaining Benefit Amount (RBA).” See these headings below for more information.
(2)
The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are “Annual Lifetime Payment (ALP),” “Remaining Annual Lifetime Payment (RALP),” “Covered Person,” and “Annual Lifetime Payment Attained Age (ALPAA).” See these headings below for more information.
Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below).
Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:
•
After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;
•
During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

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•
After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;
•
During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.
If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).
If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below).
Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.
If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Withdrawal”).
The rider’s guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see “Annual Step Up” heading below). If you exercise the annual step up election, the spousal continuation step up election (see “Spousal Continuation Step Up” heading below) or change your PN investment option, the rider charge may change (see “Charges and Adjustments”).
If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.
You should consider whether the Guarantor Withdrawal Benefit for Life rider is appropriate for you because:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•
Lifetime Withdrawal Benefit Limitations: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:
(a)
Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant (see “At Death” heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:
(i)
There are multiple contract owners – when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or
(ii)
The owner and the annuitant are not the same persons – if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.
(b)
Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.
(c)
When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

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(d)
Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life rider will terminate.
•
Investment Allocation Restrictions: You must be invested in one of the approved investment options. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion in the future. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer Funds.”) You may allocate purchase payments and purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make.
•
Limitations on Purchase of Other Riders under this Contract: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect an Income Assurer Benefit rider or the Accumulation Protector Benefit rider.
•
Non-Cancelable: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or after the retirement date.
•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions, which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract – Purchase Payments”.
•
Interaction with Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract’s TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.
You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:
•
Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes – Nonqualified Annuities”). Withdrawals before age 59 ½ may incur a 10% IRS early withdrawal penalty and may be considered taxable income.
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix G for additional information. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.
•
Limitations on Tax-Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”).
For an example, see Appendix F.
Key terms and provisions of the Guarantor Withdrawal Benefit for Life rider are described below:
Partial Withdrawals: A withdrawal of an amount that does not result in a full withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.

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Waiting period: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.
Guaranteed Benefit Amount (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.
The GBA is determined at the following times, calculated as described:
•
At contract issue — the GBA is equal to the initial purchase payment plus purchase payment credits.
•
When you make additional purchase payments — each additional purchase payment has its own GBA equal to the amount of the purchase payment plus purchase payment credits.
•
At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When an individual RBA is reduced to zero — the GBA that is associated with that RBA will also be set to zero.
•
When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment plus purchase payment credits. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•
When you make a partial withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP — the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged.
(b)
is greater than the total RBP — GBA excess withdrawal processing will be applied to the GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
GBA Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)
is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)
is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
Remaining Benefit Amount (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.
The RBA is determined at the following times, calculated as described:
•
At contract issue — the RBA is equal to the initial purchase payment plus purchase payment credits.
•
When you make additional purchase payments — each additional purchase payment has its own RBA initially set equal to that payment’s GBA (the amount of the purchase payment plus purchase payment credits).
•
At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus purchase payment credits. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•
When you make a partial withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP — the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment’s RBA is reduced in proportion to its RBP.
(b)
is greater than the total RBP — RBA excess withdrawal processing will be applied to the RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
RBA Excess Withdrawal Processing
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

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If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:
1.
The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and
2.
The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.
Guaranteed Benefit Payment (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment’s RBA or 7% of that payment’s GBA, and the total GBP is the sum of the individual GBPs.
During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.
The GBP is determined at the following times, calculated as described:
•
At contract issue — the GBP is established as 7% of the GBA value.
•
At each contract anniversary — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value.
•
When you make additional purchase payments — each additional purchase payment has its own GBP equal to 7% of the purchase payment amount plus purchase payment credits.
•
At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When an individual RBA is reduced to zero — the GBP associated with that RBA will also be reset to zero.
•
When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus purchase payment credits. Each payment’s GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•
When you make a partial withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP — the GBP remains unchanged.
(b)
is greater than the total RBP — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
Remaining Benefit Payment (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.
The RBP is determined at the following times, calculated as described:
•
At the beginning of each contract year during the waiting period and prior to any withdrawal — the RBP for each purchase payment is set equal to that purchase payment plus purchase payment credits multiplied by 7%.
•
At the beginning of any other contract year — the RBP for each purchase payment is set equal to that purchase payment’s GBP.
•
When you make additional purchase payments — each additional purchase payment has its own RBP equal to that payment’s GBP.
•
At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
At spousal continuation — (see “Spousal Option to Continue the Contract” heading below).
•
When an individual RBA is reduced to zero — the RBP associated with that RBA will also be reset to zero.
•
When you make any partial withdrawal — the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess withdrawal processing and RBA excess withdrawal processing are applied and the amount available for

70 RiverSource Innovations Classic Select Variable Annuity — Prospectus

future partial withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.
Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The covered person is the oldest contract owner or annuitant. The covered person may change during the contract’s life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.
Annual Lifetime Payment Attained Age (ALPAA): The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.
Annual Lifetime Payment (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see “At Death” heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.
During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.
The ALP is determined at the following times:
•
The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 — the ALP is established as 6% of the total RBA.
•
When you make additional purchase payments — each additional purchase payment increases the ALP by 6% of the amount of the purchase payment plus purchase payment credits.
•
At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
At contract ownership change — (see “Spousal Option to Continue the Contract” and “Contract Ownership Change” headings below).
•
When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments plus purchase payment credits multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•
When you make a partial withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the RALP — the ALP remains unchanged.
(b)
is greater than the RALP — ALP excess withdrawal processing will be applied to the ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.
ALP Excess Withdrawal Processing
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.
Remaining Annual Lifetime Payment (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.
The RALP is determined at the following times:
•
The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:
(a)
During the waiting period and prior to any withdrawals — the RALP is established equal to 6% of purchase payments plus purchase payment credits.
(b)
At any other time — the RALP is established equal to the ALP.
•
At the beginning of each contract year during the waiting period and prior to any withdrawals — the RALP is set equal to the total purchase payments plus purchase payment credits, multiplied by 6%.
•
At the beginning of any other contract year — the RALP is set equal to ALP.

RiverSource Innovations Classic Select Variable Annuity — Prospectus 71

•
When you make additional purchase payments — each additional purchase payment increases the RALP by 6% of the amount of the purchase payment plus purchase payment credits.
•
At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When you make any partial withdrawal — the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal processing is applied and the amount available for future partial withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.
Step Up Date: The date any step up becomes effective, and depends on the type of step up being applied (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
Annual Step Up: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.
The annual step up is subject to the following rules:
•
The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.
•
Only one step up is allowed each contract year.
•
If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.
•
If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.
•
If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.
•
The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.
•
Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.
The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:
•
The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value (after charges are deducted) on the step up date.
•
The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value (after charges are deducted) on the step up date.
•
The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.
•
The total RBP will be reset as follows:
(a)
During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.
(b)
At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.
•
The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value (after charges are deducted) on the step up date.
•
The RALP will be reset as follows:
(a)
During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.
(b)
At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.
Spousal Option to Continue the Contract: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life rider also continues. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:
•
The GBA, RBA, and GBP values remain unchanged.

72 RiverSource Innovations Classic Select Variable Annuity — Prospectus

•
The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.
•
If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation — the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.
•
If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation — the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.
•
If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation — the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.
•
If the ALP has been established and the new covered person is age 65 or older as of the date of continuation — the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.
Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.
Spousal Continuation Step Up: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse’s investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse’s request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.
The spousal continuation step up is subject to the following rules:
•
If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.
It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.
At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.
If Contract Value Reduces to Zero: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:
1)
The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:
(a)
receive the remaining schedule of GBPs until the RBA equals zero; or
(b)
wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.
We will notify you of this option. If no election is made, the ALP will be paid.
2)
The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:
(a)
the remaining schedule of GBPs until the RBA equals zero; or
(b)
the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.
3)
The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

RiverSource Innovations Classic Select Variable Annuity — Prospectus 73

4)
The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.
Under any of these scenarios:
•
The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;
•
We will no longer accept additional purchase payments;
•
You will no longer be charged for the rider;
•
Any attached death benefit riders will terminate; and
•
The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.
The Guarantor Withdrawal Benefit for Life rider and the contract will terminate under either of the following two scenarios:
•
If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.
•
If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.
At Death: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see “Benefits in Case of Death”) or the annuity payout option (see “Guaranteed Withdrawal Benefit Annuity Payout Option” heading below).
If the contract value equals zero and the death benefit becomes payable, the following will occur:
•
If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.
•
If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.
•
If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.
Contract Ownership Change: If the contract changes ownership (see “Changing Ownership”), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.
•
If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date — the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments plus purchase payment credits multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.
•
If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date — the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments plus purchase payment credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.
•
If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date — the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments plus purchase payment credits multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.
•
If the ALP has been established and the new covered person is age 65 or older as of the ownership change date — the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current

74 RiverSource Innovations Classic Select Variable Annuity — Prospectus

ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments plus purchase payment credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.
Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.
Guaranteed Withdrawal Benefit Annuity Payout Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life rider.
Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This option may not be available if the contract is issued to qualify under Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.
This annuity payout option may also be elected by the beneficiary of a contract as a settlement option if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy.
Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.
Rider Termination
The Guarantor Withdrawal Benefit for Life rider cannot be terminated either by you or us except as follows:
1.
Annuity payouts under an annuity payout plan will terminate the rider.
2.
Termination of the contract for any reason will terminate the rider.
Guarantor Withdrawal Benefit Rider
The Guarantor Withdrawal Benefit rider is an optional benefit that was offered for an additional annual charge if(1):
•
your contract application was signed prior to April 29, 2005(2);
•
the rider was available in your state; and
•
you and the annuitant were 79 or younger on the date the contract was issued.
(1)
The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.
(2)
In previous disclosure, we have referred to this rider as Rider B. This rider is no longer available for purchase. See the Guarantor Withdrawal Benefit for Life and Guarantor Withdrawal Benefit sections in this prospectus for information about currently offered versions of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.
You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.
We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.
The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed

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amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP — the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.
If you withdraw an amount greater than the allowed amount in a contract year, we call this an “excess withdrawal” under the rider. If you make an excess withdrawal under the rider:
•
withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;
•
the guaranteed benefit amount will be adjusted as described below; and
•
the remaining benefit amount will be adjusted as described below.
For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”). Market value adjustments, if applicable, will also be made (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefit (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Withdrawals”).
Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see “Elective Step Up” and “Annual Step Up” below), the special spousal continuation step up election (see “Spousal Continuation and Special Spousal Continuation Step Up” below) or change your investment option, the rider charge may change (see “Charges and Adjustments”).
You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•
Investment Allocation Restrictions: You must participate in the PN program if you purchase a contract on or after May 1, 2006 with this rider (see “Making the Most of Your Contract — Portfolio Navigator Program”). If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see “Making the Most of Your Contract — Asset Allocation Program”), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion in the future. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See “Making the Most of Your Contract — Asset Allocation Program and Portfolio Navigator Program and Portfolio Stabilizer Funds.”). You may make qualifying purchase payments and purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen;
•
Tax Considerations for Non-Qualified Annuities: Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59½ may also incur a 10% IRS early withdrawal penalty and may be considered taxable income;
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to modify our administrative practice and will give you 30 days’ written notice of any such change. See Appendix I for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;

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•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.
•
Limitations on Tax-Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”). Therefore, the Guarantor Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;
•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions, which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract — Purchase Payments”.
•
Interaction with the Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract’s TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.
The terms “Guaranteed Benefit Amount” and “Remaining Benefit Amount” are described below. Each is used in the operation of the GBP, the RBP, the elective step up, the annual step up, the special spousal continuation step up and the Guarantor Withdrawal Benefit annuity payout option.
Guaranteed Benefit Amount
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment plus purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.
The GBA is determined at the following times:
•
At contract issue — the GBA is equal to the initial purchase payment, plus any purchase payment credits
•
When you make additional purchase payments — each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credits. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;
•
At step up — (see “Elective Step Up” and “Annual Step Up” headings below).
•
When you make a partial withdrawal:
(a)
and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;
(b)
and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal processing will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;
(c)
under the original rider in a contract year after a step up but before the third contract anniversary — the following excess withdrawal processing will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;
GBA Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)
is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)
is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
Remaining Benefit Amount
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.
The RBA is determined at the following times:
•
At contract issue — the RBA is equal to the initial purchase payment plus any purchase payment credits;

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•
When you make additional purchase payments — each additional purchase payment plus any purchase payment credits has its own RBA equal to the amount of the purchase payment plus any purchase payment credits. The total RBA when an additional purchase payment and purchase payment credits are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;
•
At step up — (see “Elective Step Up” and “Annual Step Up” headings below).
•
When you make a partial withdrawal:
(a)
and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;
(b)
and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal processing will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;
(c)
under the original rider after a step up but before the third contract anniversary — the following excess withdrawal processing will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups.
RBA Excess Withdrawal Processing
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.
If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment’s RBA in the following manner:
The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.
Guaranteed Benefit Payment
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary (see “Elective Step Up” above). The GBP is equal to 7% of the GBA.
Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted. The GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.
Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.
Remaining Benefit Payment
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.
Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credits, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.
Each additional purchase payment has its own RBP established equal to that payment’s GBP. The total RBP is equal to the sum of the individual RBPs.
Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.
Elective Step Up (under the original rider only)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.
The elective step up is subject to the following rules:
•
If you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

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•
If you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;
•
If you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the “Guaranteed Benefit Amount” and “Remaining Benefit Amount” headings above; and
•
You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.
You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:
•
The effective date of the elective step up is the valuation date we receive your written request to step up.
•
The RBA will be increased to an amount equal to the contract value (after charges are deducted) on the valuation date we receive your written request to step up.
•
The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value (after charges are deducted) on the valuation date we receive your written request to step up.
•
The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.
•
The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.
You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.
Annual Step Up (under the enhanced rider only)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.
The annual step up is subject to the following rules:
•
The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.
•
If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.
•
If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.
•
Only one step up is allowed each contract year.
•
If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;
•
You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.
The annual step up will be determined as follows:
•
The RBA will be increased to an amount equal to the contract value (after charges are deducted) on the step up date.
•
The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value (after charges are deducted) on the step up date.
•
The GBP will be calculated as described earlier, but based on the increased GBA and RBA.
•
The RBP will be reset as follows:
(a)
Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.
(b)
At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.
Spousal Continuation and Special Spousal Continuation Step Up
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.

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When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.
A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse’s election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse’s written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.
It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.
At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.
Guaranteed Withdrawal Benefit Annuity Payout Option
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.
Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This annuity payout option may also be elected by the beneficiary of a contract as a settlement option if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.
If Contract Value Reduces to Zero
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:
•
you will be paid according to the annuity payout option described above;
•
we will no longer accept additional purchase payments;
•
you will no longer be charged for the rider;
•
any attached death benefit riders will terminate; and
•
the death benefit becomes the remaining payments under the annuity payout option described above.
If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.
For an example, see Appendix J.
Income Assurer Benefit Riders
The following three optional Income Assurer Benefit riders were available under your contract if you your contract application was signed prior to May 1, 2007. These riders are no longer available for purchase.
•
Income Assurer Benefit – MAV;
•
Income Assurer Benefit – 5% Accumulation Benefit Base; or
•
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.

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The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.
The general information in this section applies to each Income Assurer Benefit rider. This section is followed by a description of each specific Income Assurer Benefit rider and how it is calculated.
You should consider whether an Income Assurer Benefit rider is appropriate for you because:
•
you must participate in the PN program if you purchase a contract on or after May 1, 2006 with this rider (see “Making the Most of Your Contract – Portfolio Navigator Program”). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see “Making the Most of Your Contract – Asset Allocation Program”), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The PN program and the asset allocation program limit your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider.
•
if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit is appropriate for you (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payouts available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit rider with a qualified annuity;
•
you must hold the Income Assurer Benefit for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;
•
the 10-year waiting period may be restarted if you elect to change the PN program investment option to one that causes the rider charge to increase (see “Charges and Adjustments – Optional Benefit Charges – Optional Living Benefit Charges – Income Assurer Benefit Rider Fee”);
•
the Income Assurer Benefit rider terminates* 30 days following the contract anniversary after the annuitant’s 86th birthday; and
•
you can only exercise the Income Assurer Benefit within 30 days after a contract anniversary following the expiration of the 10-year waiting period.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.
If the Income Assurer Benefit rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit you select (see “Charges and Adjustments – Optional Benefit Charges – Optional Living Benefit Charges – Income Assurer Benefit Rider Fee”). The effective date of the rider will be the contract issue date. The Guarantor Withdrawal Benefit for Life, Guarantor Withdrawal Benefit and the Accumulation Protector Benefit riders are not available with any Income Assurer Benefit rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your investment professional whether an Income Assurer Benefit rider is appropriate for your situation.
Here are some general terms that are used to describe the Income Assurer Benefit riders in the sections below:
Guaranteed Income Benefit Base: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.

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Excluded Investment Options: These investment options are listed in your contract under contract data and will include the Columbia Variable Portfolio – Government Money Market Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders’ variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.
Excluded Payments: These are purchase payments and any purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.
Proportionate Adjustments for Partial Withdrawals: These are calculated as the product of (a) times (b) where:
(a)
is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior to) the partial withdrawal, and
(b)
is the benefit on the date of (but prior to) the partial withdrawal.
Protected Investment Options: All investment options available under this contract that are not defined as excluded investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.
Waiting Period: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your PN program investment option to one that causes the rider charge to increase.
The following are general provisions that apply to each Income Assurer Benefit:
Exercising the Rider
Rider exercise conditions are:
•
you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the waiting period;
•
the annuitant on the retirement date must be between 50 to 86 years old; and
•
you can only take an annuity payment in one of the following annuity payout plans:

Plan A	–	Life Annuity – No Refund;
Plan B	–	Life Annuity with Ten or Twenty Years Certain;
Plan D	–	Joint and Last Survivor Life Annuity – No Refund;
	–	Joint and Last Survivor Life Annuity with Twenty Years Certain; or
Plan E	–	Twenty Years Certain.
After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.
If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.
•
If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.
•
If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.
Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see “The Annuity Payout Period – Annuity Tables.”) Your annuity payouts remain fixed for the lifetime of the annuity payout period.

82 RiverSource Innovations Classic Select Variable Annuity — Prospectus

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:
Pt-1 (1 + i)	=	Pt
1.05

Pt-1	=	prior annuity payout
Pt	=	current annuity payout
i	=	annualized subaccount performance
Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.
(1)
For all other contracts, the guaranteed annuity purchase rates are based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate.
Terminating the Rider
Rider termination conditions are:
•
you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;
•
you may terminate the rider any time after the expiration of the waiting period;
•
the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and
•
the rider will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.
You may select one of the Income Assurer Benefit riders described below:
Income Assurer Benefit – MAV
The guaranteed income benefit base for the Income Assurer Benefit – MAV is the greater of these three values:
1.
contract value; or
2.
the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or
3.
the maximum anniversary value.
Maximum Anniversary Value (MAV) – is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:
(a)
current contract value; or
(b)
total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.
Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.
If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:
1.
contract value less the market value adjusted excluded payments; or
2.
total purchase payments plus purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or
3.
the MAV, less market value adjusted excluded payments.

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Market Value Adjusted Excluded Payments are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.
Income Assurer Benefit – 5% Accumulation Benefit Base
The guaranteed income benefit base for the Income Assurer Benefit – 5% Accumulation Benefit Base is the greater of these three values:
1.
contract value; or
2.
the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or
3.
the 5% variable account floor.
5% Variable Account Floor – is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.
The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:
•
the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus
•
an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.
On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant’s 81st birthday, we increase the variable account floor by adding the amount (“roll-up amount”) equal to 5% of the prior contract anniversary’s variable account floor.
The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:
(a)
is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and
(b)
is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.
The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant’s 81st birthday is zero.
Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.
If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:
(a)
is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and
(b)
is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and
(c)
is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)]to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

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If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:
1.
contract value less the market value adjusted excluded payments (described above); or
2.
total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or
3.
the 5% variable account floor, less 5% adjusted excluded payments.
5% Adjusted Excluded Payments are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base
The guaranteed income benefit base for the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:
1.
the contract value;
2.
the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;
3.
the MAV (described above); or
4.
the 5% variable account floor (described above).
If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of:
1.
contract value less the market value adjusted excluded payments (described above);
2.
total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;
3.
the MAV, less market value adjusted excluded payments (described above); or
4.
the 5% variable account floor, less 5% adjusted excluded payments (described above).
For an example of how benefits under each Income Assurer Benefit are calculated, see Appendix K.
Optional Death Benefits
Benefit Protector Death Benefit Rider (Benefit Protector)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. The Benefit Protector does not provide any additional benefit before the first rider anniversary.
If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.
Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.
The Benefit Protector provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•
the ROP death benefit
•
40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or
•
15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

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Earnings at death: This is determined by taking the current death benefit, and subtracting any purchase payments not previously withdrawn. Partial withdrawals reduce earnings before reducing purchase payments in the contract. This determines how much of the applicable death benefit is made up of contract earnings. We set maximum earnings at death of 250% of purchase payments not previously withdrawn that are one or more years old. Earnings at death cannot be less than zero.
Terminating the Benefit Protector
•
You may terminate the rider within 30 days of the first rider anniversary.
•
You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•
The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.
If your spouse is the sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for “purchase payments not previously withdrawn” used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.
NOTE: For special tax considerations associated with the Benefit Protector, see “Taxes.”
For an example, see Appendix L.
Benefit Protector Plus Death Benefit Rider (Benefit Protector Plus)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector Plus provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.
If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.
The Benefit Protector Plus provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•
the benefits payable under the Benefit Protector described above, plus
•
a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:
Rider Year	Percentage if you and the annuitant are under age 70 on the rider effective date	Percentage if you or the annuitant are age 70 or older on the rider effective date
One and Two	0%	0%
Three and Four	10%	3.75%
Five or more	20%	7.5%
Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:
•
the applicable death benefit plus:

Rider Year	If you and the annuitant are under age 70 on the rider effective date, add…	If you or the annuitant are age 70 or older on the rider effective date, add…
One	Zero	Zero
Two	40% × earnings at death (see above)	15% × earnings at death
Three & Four	40% × (earnings at death + 25% of initial purchase payment*)	15% × (earnings at death + 25% of initial purchase payment*)

86 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Rider Year	If you and the annuitant are under age 70 on the rider effective date, add…	If you or the annuitant are age 70 or older on the rider effective date, add…
Five or more	40% × (earnings at death + 50% of initial purchase payment*)	15% × (earnings at death + 50% of initial purchase payment*)
*
Initial purchase payments are payments made within 60 days of rider issue not previously withdrawn.
Terminating the Benefit Protector Plus
•
You may terminate the rider within 30 days of the first rider anniversary.
•
You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•
The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see “Benefits in Case of Death”).
For an example, see Appendix M.
The Annuity Payout Period
As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. Currently, we make annuity payments on a monthly, quarterly, semi-annually and annual basis. Assuming the initial payment is on the same date, more frequent payments will generally result in higher total payments over the year. As discussed below, certain annuity payout options have a “guaranteed period,” during which payments are guaranteed to continue. Longer guaranteed periods will generally result in lower monthly annuity payment amounts. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
We do not deduct any withdrawal charges upon retirement but withdrawal charges may apply when electing to exercise liquidity features we may make available under certain fixed annuity payout options.
You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes – Nonqualified Annuities – Annuity payouts” and “Taxes – Qualified Annuities – Annuity payouts.” If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs, the DCA fixed account and Portfolio Stabilizer funds are not available during this payout period.
Amounts of fixed and variable payouts depend on:
•
the annuity payout plan you select;
•
the annuitant’s age and, in most cases, sex;
•
the annuity table in the contract; and
•
the amounts you allocated to the accounts at settlement.
In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts generally remain the same from month to month unless you have elected an option providing for increasing payments.
For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract – Transfer Policies.”
Annuity Tables
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)
Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity

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payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.
Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.
Annuity Payout Plans
We make available variable annuity payouts where payout amounts will vary based on the performance of the variable account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose an annuity payout plan by giving us written instructions at least 30 days before the retirement date. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.
•
Plan A – Life annuity – no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.
•
Plan B – Life annuity with five, ten, 15 or 20 years certain: (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period in the event if the annuitant dies before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.
•
Plan C – Life annuity – installment refund: (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.
•
Plan D
–
Joint and last survivor life annuity – no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.
–
Joint and last survivor life annuity with 20 years certain: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts for the remainder of the 20-year period which begins when the first annuity payout is made.
•
Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.)
•
Guaranteed Withdrawal Benefit Annuity Payout Option (available only under contracts with the Guarantor Withdrawal Benefit for Life or Guarantor Withdrawal Benefit rider): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see “Optional Benefits — Guarantor Withdrawal Benefit for Life Rider” or “Optional Benefits — Guarantor Withdrawal Benefit Rider”). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

88 RiverSource Innovations Classic Select Variable Annuity — Prospectus

For Plan A, if the annuitant dies before the initial payment, no payments will be made. For Plan B, if the annuitant dies before the initial payment, the payments will continue for the guaranteed payout period. For Plan C, if the annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both annuitants die before the initial payment, no payments will be made; however, if one annuitant dies before the initial payment, the payments will continue until the death of the surviving annuitant.
In addition to the annuity payout plans described above, we may offer additional payout plans. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features will result in payouts ceasing.
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number. For annuity payment plans that do not involve lifetime income, the length of the guaranteed period will affect the amount of each payment. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
Utilizing a liquidity feature to withdraw the underlying value of remaining payouts may result in the assessment of a withdrawal charge (See “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”) or a 10% IRS penalty tax. (See “Taxes.”)
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number.
Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
•
in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or
•
over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.
If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.
Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect. Payments to beneficiaries are subject to adjustment to comply with the IRS rules and regulations.
Taxes
Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.
Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.
Annuity payouts: Generally, unlike withdrawals described below, the income taxation of annuity payouts is subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity – no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the

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unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Withdrawals: Generally, if you withdraw all or part of your nonqualified annuity your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.
You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59½ unless certain exceptions apply.
Withholding: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you have a valid U.S. address and payments are delivered inside the United States, you may be able to elect not to have federal income tax withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow you to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Federal and state tax withholding rules are subject to change. Annuity payouts and surrenders are subject to the tax withholding rules in effect at the time that they are made, which may differ from the rules described above.
Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death – If You Die Before the Retirement Date”).
Net Investment Income Tax: Certain investment income of high-income individuals (as well as estates and trusts) is subject to a 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.
Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (non-natural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until withdrawn or paid out.
Penalties: If you receive amounts from your nonqualified annuity before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
•
because of your death or in the event of non-natural ownership, the death of annuitant;
•
because you become disabled (as defined in the Code);
•
if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

90 RiverSource Innovations Classic Select Variable Annuity — Prospectus

•
if it is allocable to an investment before Aug. 14, 1982; or
•
if annuity payouts are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange.
Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above.
Qualified Annuities
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.
When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.
Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or 3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such payout to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.
Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.

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Withdrawals: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such withdrawal to be directly rolled over to another eligible retirement plan such as an IRA.
Withdrawals from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period or another qualifying event such as death or disability.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions (“RMDs”) beginning at age 73. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.
Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.
Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.
In the below situations, the distribution is subject to optional withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.
•
the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;
•
the payout is a RMD as defined under the Code;
•
the payout is made on account of an eligible hardship; or
•
the payout is a corrective distribution.
State withholding also may be imposed on taxable distributions.
Penalties: If you receive amounts from your qualified contract before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:
•
because of your death;
•
because you become disabled (as defined in the Code);
•
if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•
if the distribution is made following severance from employment during or after the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);
•
to pay certain medical or education expenses (IRAs only); or

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•
if the distribution is made from an inherited IRA or others as allowed by the IRS.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Under current IRS requirements you are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death – If you Die Before the Retirement Date”).
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new withdrawal charge schedule for an annuity contract, or other product rules as applicable.
Assignment: You may not assign or pledge your qualified contract as collateral for a loan.
Other
Purchase payment credits: These are considered earnings and are taxed accordingly when withdrawn or paid out.
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59½, if applicable, on the taxable portion.
We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.
RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.
The company includes in its taxable income the net investment income derived from the investment of assets held in its subaccounts because the company is considered the owner of these assets under federal income tax law.  The company may claim certain tax benefits associated with this investment income.  These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.
Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.
If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.

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Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.
After annuity payouts begin, the number of votes you have is equal to:
•
the reserve held in each subaccount for your contract; divided by
•
the net asset value of one share of the applicable fund.
As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We are the legal owner of all fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from policy owners. We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions. As a result of this proportional voting, in cases when a small number of contract owners vote, their votes will have a greater impact and may even control the outcome.
To the extent that voting rights created under applicable federal securities laws are revised or alter the voting rights described herein, we reserve the right to proceed in accordance with those laws and regulatory guidance.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
•
laws or regulations change;
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the existing funds become unavailable; or
•
in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.
If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund), provided we obtain any required SEC and state insurance law approval. The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
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add new subaccounts;
•
combine any two or more subaccounts;
•
transfer assets to and from the subaccounts or the variable account; and
•
eliminate or close any subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Contract
New contracts are not currently being offered.
•
Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.
•
The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts

94 RiverSource Innovations Classic Select Variable Annuity — Prospectus

to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments We May Make to Selling Firms
•
We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.00% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.00% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.
•
We may pay selling firms an additional sales commission of up to 1.00% of purchase payments for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.
•
In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
•
sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
•
marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
•
providing service to contract owners; and
•
funding other events sponsored by a selling firm that may encourage the selling firm’s investment professionals to sell the contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.
Sources of Payments to Selling Firms
When we pay the commissions and other compensation described above from our assets. Our assets may include:
•
revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see “Fee Table and Examples”);
•
compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds – The Funds”);
•
compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds – The Funds”); and
•
revenues we receive from other contracts we sell that are not securities and other businesses we conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
•
fees and expenses we collect from contract owners, including withdrawal charges; and
•
fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements made with selling firms can potentially:
•
give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.
•
cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•
cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

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Payments to Investment Professionals
•
The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.
•
To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.
Issuer
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts (including registered indexed linked annuity contracts) and life insurance policies.
We rely on the exemption from the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), provided by Rule 12h-7 under the 1934 Act. We are obligated to pay all amounts promised to you under the Contract, subject to our financial strength and claims paying ability.
Legal Proceedings
RiverSource Life is involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.
As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including Ameriprise Financial Services, LLC (“AFS”) and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.
These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity.

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Financial Statements
The financial statements for the RiverSource Variable Annuity Account, as well as the consolidated financial statements of RiverSource Life, are in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by calling us at 1-800-862-7919, or can be found online at www.ameriprise.com/variableannuities.

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Appendices
APPENDIX NAME	PAGE #	CROSS-REFERENCE	PAGE #
Appendix A: Investment Options Available Under the Contract	p. 99	The “Nonunitized” Separate Account and the Guarantee Periods Accounts (GPAs)	p. 22
Appendix B: Example – Income Assurer Benefit Rider Fee	p. 111	Charges and Adjustments – Optional Benefit Charges – Optional Living Benefit Charges – Income Assurer Benefit Rider Fee	p. 37
Appendix C: Example – Withdrawal Charges	p. 112	Charges and Adjustments – Transaction Expenses – Withdrawal Charge	p. 28
Appendix D: Example – Death Benefits	p. 115	Benefits in Case of Death	p. 60
Appendix E: Example – Accumulation Protector Benefit Rider	p. 118	Optional Benefits – Optional Living Benefits – Accumulation Protector Benefit Rider	p. 63
Appendix F: Example – Guarantor Withdrawal Benefit for Life Rider	p. 119	Optional Benefits – Optional Living Benefits – Guarantor Withdrawal Benefit for Life Rider	p. 66
Appendix G: Guarantor Withdrawal Benefit for Life Rider – Additional RMD Disclosure	p. 121	Optional Benefits – Optional Living Benefits – Guarantor Withdrawal Benefit for Life Rider	p. 66
Appendix H: Example – Guarantor Withdrawal Benefit – Rider B Disclosure	p. 123	Optional Benefits – Optional Living Benefits – Guarantor Withdrawal Benefit Rider	p. 75
Appendix I: Guarantor Withdrawal Benefit Rider – Additional RMD Disclosure	p. 129	Optional Benefits – Optional Living Benefits – Guarantor Withdrawal Benefit Rider	p. 75
Appendix J: Example – Guarantor Withdrawal Benefit Rider	p. 130	Optional Benefits – Optional Living Benefits – Guarantor Withdrawal Benefit Rider	p. 75
Appendix K: Example – Income Assurer Benefit Riders	p. 132	Optional Benefits – Optional Living Benefits – Income Assurer Benefit Riders	p. 80
Appendix L: Example – Benefit Protector Death Benefit Rider	p. 137	Optional Benefits – Optional Death Benefits – Benefit Protector Death Benefit Rider	p. 85
Appendix M: Example – Benefit Protector Plus Death Benefit Rider	p. 139	Optional Benefits – Optional Death Benefits – Benefit Protector Plus Death Benefit Rider	p. 86
Appendix N: Example – Withdrawal Benefit Riders: Elective Step Up or Elective Spousal Continuation Step Up	p. 141	Optional Benefits – Optional Living Benefits	p. 63
The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide list of fund available under the contract.
In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.
The examples of death benefits and optional riders in appendices D through F and J through M include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

98 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Appendix A: Investment Options Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversource.annuityservice@ampf.com. Depending on the optional benefits you choose, and contract application sign date, you may not be able to invest in certain funds. See table below, “Funds Available Under the Optional Benefits Offered Under the Contract”.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to maximize total return consistent with AllianceBernstein's determination of reasonable risk.	AB VPS Balanced Hedged Allocation Portfolio (Class B) AllianceBernstein L.P.	0.95%[1]	8.58%	4.14%	5.18%
Seeks long-term growth of capital.	AB VPS International Value Portfolio (Class B) AllianceBernstein L.P.	1.17%	4.81%	3.29%	3.00%
Seeks long-term growth of capital.	AB VPS Relative Value Portfolio (Class B) AllianceBernstein L.P.	0.86%	12.76%	9.54%	9.39%
Seeks long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio (Class B) AllianceBernstein L.P.	1.16%[1]	5.96%	8.77%	9.45%
Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index.	BNY Mellon Investment Portfolios, MidCap Stock Portfolio - Service Shares BNY Mellon Investment Adviser, Inc.	1.05%[1]	12.33%	9.00%	7.22%
Seeks capital appreciation.	BNY Mellon Investment Portfolios, Technology Growth Portfolio - Service Shares BNY Mellon Investment Adviser, Inc., adviser; Newton Investment Management North America, LLC, sub-investment adviser.	1.15%	25.39%	15.29%	14.79%
Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon Variable Investment Fund, Appreciation Portfolio - Service Shares BNY Mellon Investment Adviser, Inc., adviser; Fayez Sarofim & Co., sub-investment adviser.	1.10%	12.48%	11.66%	11.28%

RiverSource Innovations Classic Select Variable Annuity — Prospectus 99

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with small market capitalizations and related investments.	ClearBridge Variable Small Cap Growth Portfolio - Class I Franklin Templeton Fund Adviser, LLC, investment adviser; ClearBridge Investments, LLC, subadviser	0.80%	4.50%	5.39%	7.93%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.80%	25.89%	8.28%	13.92%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3) Columbia Management Investment Advisers, LLC	0.86%[1]	15.28%	6.12%	8.75%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 3) Columbia Management Investment Advisers, LLC	1.22%[1]	5.50%	(8.23%)	(0.89%)
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 3) Columbia Management Investment Advisers, LLC	0.49%[1]	4.84%	3.53%	2.16%
Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Variable Portfolio - High Yield Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.77%[1]	6.95%	2.29%	3.64%
Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Variable Portfolio - Income Opportunities Fund (Class 3) Columbia Management Investment Advisers, LLC	0.77%[1]	5.90%	1.97%	3.21%
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.65%	1.85%	(3.60%)	0.08%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Large Cap Growth Fund (Class 3) Columbia Management Investment Advisers, LLC	0.85%	31.19%	8.74%	17.33%

100 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 3) Columbia Management Investment Advisers, LLC	0.38%	24.54%	8.52%	14.07%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Overseas Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.92%	3.35%	0.55%	4.00%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Large Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC	0.82%	12.75%	5.17%	9.43%
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 3) Columbia Management Investment Advisers, LLC	0.95%[1]	23.52%	2.20%	10.94%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC	0.95%[1]	12.41%	3.85%	9.71%
Seeks long-term capital appreciation.	Columbia Variable Portfolio - Small Cap Value Fund (Class 2) Columbia Management Investment Advisers, LLC	1.13%[1]	8.67%	6.37%	10.98%
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3) Columbia Management Investment Advisers, LLC	0.59%	1.44%	(2.81%)	(0.95%)
The portfolio is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return ("BCOM Index").	Credit Suisse Trust - Commodity Return Strategy Portfolio, Class 1 Credit Suisse Asset Management, LLC	1.05%[1]	4.83%	6.85%	1.12%
Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	CTIVP® - BlackRock Global Inflation-Protected Securities Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.	0.75%[1]	(1.06%)	(5.36%)	(0.68%)
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Principal Blue Chip Growth Fund (Class 1) (on or about June 1, 2025 to be known as CTIVP® - Principal Large Cap Growth Fund (Class 1)) Columbia Management Investment Advisers, LLC, adviser; Principal Global Investors, LLC, subadviser.	0.69%	21.42%	6.85%	13.79%

RiverSource Innovations Classic Select Variable Annuity — Prospectus 101

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term growth of capital.	CTIVP® - Victory Sycamore Established Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.	0.95%	9.77%	5.39%	10.72%
Seeks high level of current income.	Eaton Vance VT Floating-Rate Income Fund - Initial Class Eaton Vance Management	1.19%	7.68%	4.24%	3.92%
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.81%	33.45%	16.74%	13.33%
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.81%	30.07%	18.63%	16.34%
Seeks as high level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.63%	1.50%	0.20%	1.68%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.82%	17.18%	11.06%	8.94%

102 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.98%	4.81%	5.50%	6.06%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Income VIP Fund - Class 2 Franklin Advisers, Inc.	0.72%[1]	7.20%	5.29%	5.27%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.94%	11.27%	5.75%	5.83%
Seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends.	Franklin Rising Dividends VIP Fund - Class 2 Franklin Advisers, Inc.	0.88%[1]	10.79%	10.30%	10.44%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.	Franklin Small-Mid Cap Growth VIP Fund - Class 2 Franklin Advisers, Inc.	1.08%[1]	11.04%	9.75%	9.32%

RiverSource Innovations Classic Select Variable Annuity — Prospectus 103

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares Goldman Sachs Asset Management, L.P.	0.82%[1]	12.40%	9.85%	7.98%
Seeks long-term growth of capital and dividend income.	Goldman Sachs VIT U.S. Equity Insights Fund - Institutional Shares Goldman Sachs Asset Management, L.P.	0.56%[1]	28.32%	14.15%	12.05%
Non-diversified fund that seeks capital growth.	Invesco V.I. American Franchise Fund, Series II Shares Invesco Advisers, Inc.	1.10%	34.56%	15.56%	13.88%
Seeks long-term capital appreciation.	Invesco V.I. American Value Fund, Series II Shares Invesco Advisers, Inc.	1.14%	30.09%	13.40%	8.85%
Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco V.I. Comstock Fund, Series II Shares Invesco Advisers, Inc.	1.01%	14.87%	11.31%	9.21%
Seeks capital appreciation.	Invesco V.I. Discovery Large Cap Fund, Series II Shares {previously Invesco V.I. Capital Appreciation Fund, Series II Shares} Invesco Advisers, Inc.	1.05%[1]	33.82%	15.76%	12.97%
Seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares Invesco Advisers, Inc.	1.10%	23.92%	9.92%	11.29%
Seeks long-term growth of capital.	Invesco V.I. EQV International Equity Fund, Series II Shares Invesco Advisers, Inc.	1.15%	0.34%	2.97%	4.10%
Seeks capital appreciation.	Invesco V.I. Global Fund, Series II Shares Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%
Seeks total return	Invesco V.I. Global Strategic Income Fund, Series II Shares Invesco Advisers, Inc.	1.18%[1]	3.02%	(0.43%)	1.28%
Seeks long-term growth of capital.	Invesco V.I. Health Care Fund, Series II Shares Invesco Advisers, Inc.	1.24%	3.87%	3.38%	5.13%
Seeks long-term growth of capital.	Invesco V.I. Main Street Mid Cap Fund®, Series II Shares Invesco Advisers, Inc.	1.19%	16.79%	8.83%	7.68%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund®, Series II Shares Invesco Advisers, Inc.	1.11%	12.41%	10.21%	8.73%
Non-diversified fund that pursues its investment objective by investing primarily in common stocks selected for their growth potential.	Janus Henderson Research Portfolio: Service Shares Janus Henderson Investors US LLC	0.92%	34.96%	16.49%	14.25%

104 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
The fund pursues long-term total return using a strategy that seeks to protect against U.S. inflation.	LVIP American Century Inflation Protection Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.72%[1]	1.54%	1.22%	1.73%
Seeks capital growth.	LVIP American Century International Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	1.10%[1]	2.46%	3.39%	4.77%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Mid Cap Value Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	1.01%[1]	8.52%	7.13%	7.87%
Seeks capital growth.	LVIP American Century Ultra® Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.90%[1]	28.62%	18.01%	16.29%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Value Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.86%[1]	9.29%	8.41%	8.01%
Seeks capital appreciation.	MFS® Massachusetts Investors Growth Stock Portfolio - Service Class Massachusetts Financial Services Company	0.97%[1]	15.98%	12.16%	12.91%
Seeks capital appreciation.	MFS® New Discovery Series - Service Class Massachusetts Financial Services Company	1.12%[1]	6.44%	4.71%	8.92%
Seeks total return.	MFS® Total Return Series - Service Class Massachusetts Financial Services Company	0.86%[1]	7.46%	5.89%	6.20%
Seeks total return.	MFS® Utilities Series - Service Class Massachusetts Financial Services Company	1.04%[1]	11.34%	5.61%	6.02%
The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley VIF Discovery Portfolio, Class II Shares Morgan Stanley Investment Management Inc.	1.05%[1]	41.73%	11.11%	12.02%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio, Advisor Class[2] Pacific Investment Management Company LLC (PIMCO)	2.37%[1]	3.57%	4.31%	4.25%

RiverSource Innovations Classic Select Variable Annuity — Prospectus 105

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	Putnam VT Global Health Care Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor; Sub-advisers-Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.98%	1.43%	7.94%	7.65%
Seeks capital appreciation.	Putnam VT International Equity Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	1.08%	2.97%	4.88%	4.73%
Seeks capital appreciation.	Putnam VT Small Cap Value Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers-Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	1.02%	6.20%	10.71%	8.10%
Seeks long-term capital appreciation.	Putnam VT Sustainable Leaders Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.88%	23.02%	13.72%	13.50%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Templeton Global Bond VIP Fund - Class 2 Franklin Advisers, Inc.	0.75%[1]	(11.37%)	(4.85%)	(2.03%)
Seeks long-term capital growth. Under normal market conditions, the fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.	Templeton Growth VIP Fund - Class 2 Templeton Global Advisers Limited, investment adviser; Templeton Asset Management Ltd, subadviser	1.12%[1]	5.40%	4.60%	4.08%
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	1.04%	13.20%	2.78%	7.64%

106 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	1.04%	13.21%	2.77%	7.64%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.87%[1]	4.42%	(1.47%)	1.46%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.87%[1]	4.49%	(1.45%)	1.46%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.95%	4.31%	(1.86%)	0.96%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.98%	6.80%	(0.87%)	2.32%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	1.01%	11.98%	1.11%	5.18%
Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.98%	9.41%	0.18%	3.82%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.97%	8.72%	0.80%	4.73%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.97%	8.71%	0.80%	4.72%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	1.01%	11.00%	1.68%	6.13%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	1.01%	10.98%	1.68%	6.13%

RiverSource Innovations Classic Select Variable Annuity — Prospectus 107

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.94%	6.41%	(0.45%)	2.98%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.94%	6.40%	(0.46%)	2.97%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Core Equity Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., subadvisers.	0.81%	23.26%	8.22%	13.88%
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.97%[1]	7.83%	1.41%	6.11%
Seeks long-term capital appreciation.	Wanger Acorn (on or about June 1, 2025 to be known as Columbia Variable Portfolio - Acorn Fund) Columbia Wanger Asset Management, LLC	0.91%[1]	14.18%	(2.57%)	4.58%
Seeks long-term capital appreciation.	Wanger International (on or about June 1, 2025 to be known as Columbia Variable Portfolio - Acorn International Fund) Columbia Wanger Asset Management, LLC	1.08%[1]	(8.25%)	(10.79%)	(0.72%)
1
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
2
This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including management fees.
3
This Fund is managed in a way that is intended to minimize volatility of returns. See “Principal Risks of Investing in the Contract.”
Funds Available Under the Optional Benefits Offered Under the Contract
For contracts issued with the optional living benefit riders, you are required to invest in the Portfolio Navigator or Portfolio Stabilizer funds listed below (See “Portfolio Navigator Program (PN Program) and Portfolio Stabilizer Funds”):
Portfolio Navigator Funds:
1.Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)
2.Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)
3.Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)
4.Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)
5.Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)
Portfolio Stabilizer Funds:
1.
Variable Portfolio – Managed Risk Fund (Class 2)
2.
Variable Portfolio – Managed Risk U.S. Fund (Class 2)
3.
Variable Portfolio – Managed Volatility Growth Fund (Class 2)
4.
Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)

108 RiverSource Innovations Classic Select Variable Annuity — Prospectus

5.
Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
6.
Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
7.
Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
8.
Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
9.
Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
The following is a list of investment options that earn fixed interest for a specified term currently available under the Contract. We may change the features of the fixed interest options listed below and terminate existing options. We will provide you with written notice before doing so. Depending on the optional benefits you choose, you may not be able to invest in certain fixed investment options. See table above “Funds Available Under the Optional Benefits Offered Under the Contract."  See “The ‘Nonunitized’ Separate Account and the Guarantee Period Accounts (GPAs)” and “The One-Year Fixed Account” in the prospectus for more information about the fixed interest investment options.
Note: A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period. This may result in a significant reduction in your contract value. See “Charges and Adjustments – Adjustments –Market Value Adjustments” in the prospectus for more information about the MVA.
Name	Term	Minimum Guaranteed Interest Rate
1 Year Guarantee Period Account	1 Year	0%
2 Year Guarantee Period Account	2 Years	0%
3 Year Guarantee Period Account	3 Years	0%
4 Year Guarantee Period Account	4 Years	0%
5 Year Guarantee Period Account	5 Years	0%
6 Year Guarantee Period Account	6 Years	0%
7 Year Guarantee Period Account	7 Years	0%
8 Year Guarantee Period Account	8 Years	0%
9 Year Guarantee Period Account	9 Years	0%
10 Year Guarantee Period Account	10 Years	0%

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below or terminate existing Fixed Options. We will provide you with written notice before doing so.
Note: If amounts are withdrawn from a Fixed Option before the end of its term, we will not apply a contract adjustment.
Name	Term	Contract Issue Year	Minimum Guaranteed Interest Rate*
One-Year Fixed Account	1 Year	2004	1.50% or 2.00% or 2.00%/3.00† or 3.00%
		2005	1.50% or 2.25%
		2006	1.50% or 3.00%
		2007	1.50% or 3.00
DCA Fixed Account	6 Months	2004	1.50% or 2.00% or 2.00%/3.00† or 3.00%
		2005	1.50% or 2.25%
		2006	1.50% or 3.00%
		2007	1.50% or 3.00

RiverSource Innovations Classic Select Variable Annuity — Prospectus 109

Name	Term	Contract Issue Year	Minimum Guaranteed Interest Rate*
DCA Fixed Account	1 Year	2004	1.50% or 2.00% or 2.00%/3.00† or 3.00%
		2005	1.50% or 2.25%
		2006	1.50% or 3.00%
		2007	1.50% or 3.00
*
Minimum guaranteed interest rates vary by Issue State and Issue Date. See your Contract Data Page for your applicable minimum guaranteed interest rate.
†
2.00% for 10 years and 3.00% thereafter

110 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Appendix B: Example – Income Assurer Benefit Rider Fee
Example – Income Assurer Benefit Rider Fee
Assumptions:
You purchase the contract with a payment of $50,000 and allocate all of your payment to the protected investment options and make no transfers, add-ons or withdrawals; and
•
on the first contract anniversary your total contract value is $55,545; and
•
on the second contract anniversary your total contract value is $53,270.
•
We would calculate the Guaranteed Income Benefit Base for each Income Assurer Benefit on the second anniversary as follows:
The Income Assurer Benefit – MAV Guaranteed Income Benefit Base is the greatest of the following values:
Purchase Payments less adjusted partial withdrawals:	$50,000
Contract value on the second anniversary:	$53,270
Maximum Anniversary Value:	$55,545
Income Assurer Benefit – MAV Guaranteed Income Benefit Base	$55,545
The Income Assurer Benefit – 5% Accumulation Guaranteed Income Benefit Base is the greatest of the following values:
Purchase Payments less adjusted partial withdrawals:	$50,000
Contract value on the second anniversary:	$53,270
5% Variable Account Floor = 1.05 × 1.05 × $50,000	$55,125
Income Assurer Benefit – 5% Accumulation Guaranteed Income Benefit Base	$55,125
The Income Assurer Benefit – Greater of MAV or 5% Accumulation Guaranteed Income Benefit Base is the greatest of the following values:
Purchase Payments less adjusted partial withdrawals:	$50,000
Contract value on the second anniversary:	$53,270
Maximum Anniversary Value:	$55,545
5% Variable Account Floor = 1.05 × 1.05 × $50,000	$55,125
Income Assurer Benefit – Greater of MAV or 5% Accumulation Guaranteed Income Benefit Base	$55,545
The Income Assurer Benefit fee deducted from your contract value would be:
Income Assurer Benefit – MAV fee =	0.30% × $55,545 = $166.64
Income Assurer Benefit – 5% Accumulation Benefit Base fee =	0.60% × $55,125 = $330.75
Income Assurer Benefit – MAV or 5% Accumulation Benefit Base fee =	0.65% × $55,545 = $361.04

RiverSource Innovations Classic Select Variable Annuity — Prospectus 111

Appendix C: Example – Withdrawal Charges
For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:
1.
First, in each contract year, we withdraw amounts totaling:
•
up to 10% of your prior anniversary’s contract value or your contract’s remaining benefit payment if you elected the Guarantor Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary’s contract value. We do not assess a withdrawal charge on this amount.
•
up to 10% of your prior anniversary’s contract value or the greater of your contract’s remaining benefit payment or remaining annual lifetime payment if you elected the Guarantor Withdrawal Benefit for Life rider, and the greater of your RALP and your remaining benefit payment is greater than 10% of your prior anniversary’s contract value. We do not assess a withdrawal charge on this amount.
2.
Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.
3.
Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.
4.
Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a “first-in, first-out” (FIFO) basis. We do assess a withdrawal charge on these payments.
After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:
PPW = XSF + (ACV – XSF) / (CV – TFA) × (PPNPW – XSF)
If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.
We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.
The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.
Full withdrawal charge calculation — seven-year withdrawal charge schedule:
This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of each purchase payment) withdrawal charge schedule and the following history:
Assumptions:
•
We receive a single $50,000 purchase payment;
•
During the fourth contract year you withdraw the contract for its total value. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and
•
You have made no prior withdrawals.
We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
	Contract value just prior to withdrawal:	$60,000.00	$40,000.00
	Contract value on prior anniversary:	58,000.00	42,000.00
We calculate the withdrawal charge as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of withdrawal as:
	Contract value just prior to withdrawal (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously withdrawn (PPNPW):	50,000.00	50,000.00
	Earnings in the contract (but not less than zero):	10,000.00	0.00

112 RiverSource Innovations Classic Select Variable Annuity — Prospectus

			Contract with Gain	Contract with Loss
Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:		10,000.00	0.00
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	TFA (but not less than zero):		10,000.00	4,200.00
Step 3.	Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
	Contract value withdrawn:		60,000.00	40,000.00
	Less earnings in the contract:		10,000.00	0.00
	ACV (but not less than zero):		50,000.00	40,000.00
Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings.
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	Less earnings in the contract:		10,000.00	0.00
	XSF (but not less than zero):		0.00	4,200.00
Step 5.	Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:
	PPW	= XSF + (ACV – XSF) / (CV – TFA) × (PPNPW – XSF)
	XSF from Step 4 =
	ACV from Step 3 =		0.00	4,200.00
	CV from Step 1 =		50,000.00	40,000.00
	TFA from Step 2=		60,000.00	40,000.00
	PPNPW from Step 1 =		10,000.00	4,200.00
	PPW =		50,000.00	50,000.00
Step 6.	We then calculate the withdrawal charge as a percentage of PPW. Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
	PPW:		50,000.00	50,000.00
	less XSF:		0.00	4,200.00
	amount of PPW subject to a withdrawal charge:		50,000.00	45,800.00
	multiplied by the withdrawal charge rate:		× 7.0%	× 7.0%
	withdrawal charge:		3,500.00	3,206.00
Step 7.	The dollar amount you will receive as a result of your full withdrawal is determined as:
	Contract value withdrawn:		60,000.00	40,000.00
	Withdrawal charge:		(3,500.00)	(3,206.00)
	Contract charge (assessed upon full withdrawal):		(40.00)	(40.00)
	Net full withdrawal proceeds:		$56,460.00	$36,754.00
Partial withdrawal charge calculation — seven-year withdrawal charge schedule:
This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of each purchase payment) withdrawal charge schedule and the following history:
Assumptions:
•
We receive a single $50,000 purchase payment;
•
During the fourth contract year you request a net partial withdrawal of $15,000.00. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and
•
You have made no prior withdrawals.

RiverSource Innovations Classic Select Variable Annuity — Prospectus 113

We will look at two situations, one where the contract has a gain and another where there is a loss:
			Contract with Gain	Contract with Loss
	Contract value just prior to withdrawal:		$60,000.00	$40,000.00
	Contract value on prior anniversary:		58,000.00	42,000.00
We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.

We calculate the withdrawal charge for each estimate as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of withdrawal as:
	Contract value just prior to withdrawal (CV):		60,000.00	40,000.00
	Less purchase payments received and not previously withdrawn (PPNPW):		50,000.00	50,000.00
	Earnings in the contract (but not less than zero):		10,000.00	0.00
Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:		10,000.00	0.00
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	TFA (but not less than zero):		10,000.00	4,200.00
Step 3.	Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
	Contract value withdrawn:		15,376.34	16,062.31
	Less earnings in the contract:		10,000.00	0.00
	ACV (but not less than zero):		5,376.34	16,062.31
Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings.
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	Less earnings in the contract:		10,000.00	0.00
	XSF (but not less than zero):		0.00	4,200.00
Step 5.	Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:
	PPW	= XSF + (ACV – XSF) / (CV – TFA) × (PPNPW – XSF)
	XSF from Step 4 =		0.00	4,200.00
	ACV from Step 3 =		5,376.34	16,062.31
	CV from Step 1 =		60,000.00	40,000.00
	TFA from Step 2 =		10,000.00	4,200.00
	PPNPW from Step 1 =		50,000.00	50,000.00
	PPW =		5,376.34	19,375.80
Step 6.	We then calculate the withdrawal charge as a percentage of PPW. Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
	PPW:		5,376.34	19,375.80
	less XSF:		0.00	4,200.00
	amount of PPW subject to a withdrawal charge:		5,376.34	15,175.80
	multiplied by the withdrawal charge rate:		× 7.0%	× 7.0%
	withdrawal charge:		376.34	1,062.31
Step 7.	The dollar amount you will receive as a result of your partial withdrawal is determined as:
	Contract value withdrawn:		15,376.34	16,062.31
	Withdrawal charge:		(376.34)	(1,062.31)
	Net partial withdrawal proceeds:		$15,000.00	$15,000.00

114 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Appendix D: Example – Death Benefits
Example – ROP Death Benefit
Assumptions:
•
You purchase the contract with a payment of $20,000;
•
On the first contract anniversary you make an additional purchase payment of $5,000;
•
During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal, including withdrawal charge; and
•
During the third contract year the contract value grows to $23,000.

We calculate the ROP Death Benefit as follows:
1.	Contract value at death:	$23,000.00
2.	Purchase payments minus adjusted partial withdrawals:
	Total purchase payments:	$25,000.00
	minus adjusted partial withdrawals calculated as:
	$1,500 × $25,000 =	–1,704.55
	$22,000
	for a death benefit of:	$23,295.45
ROP Death Benefit, calculated as the greatest of these two values:			$23,295.45
Example – MAV Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000;
•
On the first contract anniversary the contract value grows to $26,000; and
•
During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

We calculate the MAV Death Benefit, which is based on the greater of three values, as follows:
1.	Contract value at death:	$20,500.00
2.	Purchase payments minus adjusted partial withdrawals:
	Total purchase payments:	$25,000.00
	minus adjusted partial withdrawals, calculated as:
	$1,500 × $25,000 =	–1,704.55
	$22,000
	for a death benefit of:	$23,295.45
3.	The MAV immediately preceding the date of death:
	Greatest of your contract anniversary values:	$26,000.00
	plus purchase payments made since the prior anniversary:	+0.00
	minus adjusted partial withdrawals, calculated as:
	$1,500 × $26,000 =	–1,772.73
	$22,000
	for a death benefit of:	$24,227.27
The MAV Death Benefit, calculated as the greatest of these three values, which is the MAV:			$24,227.27
Example – 5% Accumulation Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and
•
On the first contract anniversary the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

RiverSource Innovations Classic Select Variable Annuity — Prospectus 115

•
During the second contract year, the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greatest of three values, is calculated as follows:
1.	Contract value at death:	$22,800.00
2.	Purchase payments minus adjusted partial withdrawals:
	Total purchase payments:	$25,000.00
	minus adjusted partial withdrawals, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a death benefit of:	$23,456.79
3.	The 5% variable account floor:
	The variable account floor on the first contract anniversary, calculated as:
	1.05 × $20,000 =	$21,000.00
	plus amounts allocated to the subaccounts since that anniversary:	+0.00
	minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
	$1,500 × $21,000 =	–1,657.89
	$19,000
	variable account floor benefit:	$19,342.11
	plus the GPA account value:	+5,300.00
	5% variable account floor (value of the GPA or the one-year fixed account and the variable account floor):	$24,642.11
The 5% Accumulation Death Benefit, calculated as the greatest of these three values, which is the 5% variable account floor:			$24,642.11
Example – Enhanced Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and
•
On the first contract anniversary the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and
•
During the second contract year, the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greatest of four values, is calculated as follows:
1.	Contract value at death:	$22,800.00
2.	Purchase payments minus adjusted partial withdrawals:
	Total purchase payments:	$25,000.00
	minus adjusted partial withdrawals, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a death benefit of:	$23,456.79
3.	The MAV on the anniversary immediately preceding the date of death:
	The MAV on the immediately preceding anniversary:	$25,000.00
	plus purchase payments made since that anniversary:	+0.00
	minus adjusted partial withdrawals made since that anniversary, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a MAV Death Benefit of:	$23,456.79

116 RiverSource Innovations Classic Select Variable Annuity — Prospectus

4.	The 5% variable account floor:
	The variable account floor on the first contract anniversary, calculated as:
	1.05 × $20,000 =	$21,000.00
	plus amounts allocated to the subaccounts since that anniversary:	+0.00
	minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
	$1,500 × $21,000 =	–1,657.89
	$19,000
	variable account floor benefit:	$19,342.11
	plus the GPA value:	+5,300.00
	5% variable account floor (value of the GPAs, the one year-fixed account and the variable account floor):	$24,642.11
Enhanced Death Benefit, calculated as the greatest of these four values, which is the 5% variable account floor:			$24,642.11

RiverSource Innovations Classic Select Variable Annuity — Prospectus 117

Appendix E: Example – Accumulation Protector Benefit Rider
Example – Accumulation Protector Benefit Rider
The following example shows how the Accumulation Protector Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.
Assumptions:
•
You purchase the contract (with the Accumulation Protector Benefit rider) with a payment of $100,000.
•
You make no additional purchase payments.
•
You do not exercise the Elective step-up option.

				Initial payment 100,000
End of Contract Year	Partial Surrender (beginning of year)	MCAV Adjustment for Partial Surrender	MCAV	Accumulation Benefit Amount	Hypothetical Assumed Contract Value
1	0	0	100,000	0	112,000
2	0	0	102,400	0	128,000
3	0	0	108,000	0	135,000
4	0	0	108,000	0	125,000
5	0	0	108,000	0	110,000
6	2,000	1,964	106,036	0	122,000
7	0	0	112,000	0	140,000
8	0	0	112,000	0	121,000
9	5,000	4,628	107,372	0	98,000
10	0	0	107,372	22,372	85,000

118 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Appendix F: Example – Guarantor Withdrawal Benefit for Life Rider
Example #1: Covered person has not reached age 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000.
•
You are the sole owner and also the annuitant. You are age 60.
•
You make no additional payments to the contract.
•
Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$N/A	$N/A
0.5	0	7,000	92,000	100,000	93,000	7,000	0	N/A	N/A
1	0	0	91,000	100,000	93,000	7,000	7,000	N/A	N/A
1.5	0	7,000	83,000	100,000	86,000	7,000	0	N/A	N/A
2	0	0	81,000	100,000	86,000	7,000	7,000	N/A	N/A
5	0	0	75,000	100,000	86,000	7,000	7,000	5,160 (1)	5,160 (1)
5.5	0	5,160	70,000	100,000	80,840	7,000	1,840	5,160	0
6	0	0	69,000	100,000	80,840	7,000	7,000	5,160	5,160
6.5	0	7,000	62,000	100,000	73,840	7,000	0	3,720 (2)	0
7	0	0	70,000	100,000	73,840	7,000	7,000	4,200	4,200
7.5	0	10,000	51,000	51,000 (3)	51,000 (3)	3,570	0	3,060 (3)	0
8	0	0	55,000	55,000	55,000	3,850	3,850	3,300	3,300
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.
(1)
The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2)
The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3)
The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
Example #2: Covered person has reached 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000.
•
You are the sole owner and also the annuitant. You are age 65.
•
You make no additional payments to the contract.
•
Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$6,000	$6,000
1	0	0	105,000	105,000	105,000	7,350	7,000 (1)	6,300	6,000 (1)
2	0	0	110,000	110,000	110,000	7,700	7,000 (1)	6,600	6,000 (1)
3	0	0	110,000	110,000	110,000	7,700	7,700 (2)	6,600	6,600 (2)
3.5	0	6,600	110,000	110,000	103,400	7,700	1,100	6,600	0
4	0	0	115,000	115,000	115,000	8,050	8,050	6,900	6,900
4.5	0	8,050	116,000	115,000	106,950	8,050	0	6,900 (3)	0
5	0	0	120,000	120,000	120,000	8,400	8,400	7,200	7,200
5.5	0	10,000	122,000	120,000 (4)	110,000 (4)	8,400	0	7,200 (4)	0

RiverSource Innovations Classic Select Variable Annuity — Prospectus 119

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
6	0	0	125,000	125,000	125,000	8,750	8,750	7,500	7,500
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.
(1)
The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2)
On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)
The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)
The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

120 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Appendix G: Guarantor Withdrawal Benefit for Life Rider – Additional Required Minimum Distribution (RMD) Disclosure
This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor Withdrawal Benefit for Life rider to satisfy the RMD rules under Section 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days’ written notice to you.
For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:
(1)
If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,
•
Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.
•
Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
•
Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.
•
Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life rider.
(2)
If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,
•
A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.
•
Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.
•
Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.
•
Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life rider.
(3)
If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,
•
An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.
•
This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.
The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:
(1)
determined by us each calendar year;
(2)
based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life rider is attached as of the date we make the determination; and
(3)
based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:
1.
an individual retirement annuity (Section 408(b));
2.
a Roth individual retirement account (Section 408A);
3.
a Simplified Employee Pension plan (Section 408(k));
4.
a tax-sheltered annuity rollover (Section 403(b)).
In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

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In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

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Appendix H: Guarantor Withdrawal Benefit – Rider B Disclosure
The Guarantor Withdrawal Benefit rider is an optional benefit that was offered for an additional annual charge if(1):
•
your contract application was signed prior to April 29, 2005(2);
•
the rider was available in your state; and
•
you and the annuitant were 79 or younger on the date the contract was issued.
(1)
The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.
(2)
In previous disclosure, we have referred to this rider as Rider B. This rider is no longer available for purchase. See the Guarantor Withdrawal Benefit for Life and Guarantor Withdrawal Benefit sections in this prospectus for information about currently offered versions of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.
You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.
We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.
The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP — the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.
If you withdraw an amount greater than the allowed amount in a contract year, we call this an “excess withdrawal” under the rider. If you make an excess withdrawal under the rider:
•
withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;
•
the guaranteed benefit amount will be adjusted as described below; and
•
the remaining benefit amount will be adjusted as described below.
For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”). Market value adjustments, if applicable, will also be made (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefit (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Withdrawals”).
Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see “Elective Step Up” and “Annual Step Up” below), the special spousal continuation step up election (see “Spousal Continuation and Special Spousal Continuation Step Up” below) or change your investment option, the rider charge may change (see “Charges and Adjustments”).
You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•
Investment Allocation Restrictions: You must participate in the PN program if you purchase a contract on or after May 1, 2006 with this rider (see “Making the Most of Your Contract — Portfolio Navigator Program”). If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see “Making the Most of Your Contract — Asset Allocation Program”), however, you may elect to participate in the

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Portfolio Navigator program after May 1, 2006. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion in the future. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See “Making the Most of Your Contract — Asset Allocation Program and Portfolio Navigator Program and Portfolio Stabilizer Funds.”). You may make qualifying purchase payments and purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen;
•
Tax Considerations for Non-Qualified Annuities: Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59½ may also incur a 10% IRS early withdrawal penalty and may be considered taxable income;
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to modify our administrative practice and will give you 30 days’ written notice of any such change. See Appendix I for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.
•
Limitations on Tax-Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”). Therefore, the Guarantor Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;
•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions, which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract — Purchase Payments”.
•
Interaction with the Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract’s TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.
The terms “Guaranteed Benefit Amount” and “Remaining Benefit Amount” are described below. Each is used in the operation of the GBP, the RBP, the elective step up, the annual step up, the special spousal continuation step up and the Guarantor Withdrawal Benefit annuity payout option.
Guaranteed Benefit Amount
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment plus purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.
The GBA is determined at the following times:
•
At contract issue — the GBA is equal to the initial purchase payment, plus any purchase payment credits
•
When you make additional purchase payments — each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credits. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

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•
At step up — (see “Elective Step Up” and “Annual Step Up” headings below).
•
When you make a partial withdrawal:
(a)
and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;
(b)
and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal processing will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;
(c)
under the original rider in a contract year after a step up but before the third contract anniversary — the following excess withdrawal processing will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;
GBA Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)
is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)
is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
Remaining Benefit Amount
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.
The RBA is determined at the following times:
•
At contract issue — the RBA is equal to the initial purchase payment plus any purchase payment credits;
•
When you make additional purchase payments — each additional purchase payment plus any purchase payment credits has its own RBA equal to the amount of the purchase payment plus any purchase payment credits. The total RBA when an additional purchase payment and purchase payment credits are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;
•
At step up — (see “Elective Step Up” and “Annual Step Up” headings below).
•
When you make a partial withdrawal:
(a)
and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;
(b)
and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal processing will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;
(c)
under the original rider after a step up but before the third contract anniversary — the following excess withdrawal processing will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups.
RBA Excess Withdrawal Processing
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.
If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment’s RBA in the following manner:
The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.
Guaranteed Benefit Payment
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary (see “Elective Step Up” above). The GBP is equal to 7% of the GBA.

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Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted. The GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.
Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.
Remaining Benefit Payment
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.
Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credits, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.
Each additional purchase payment has its own RBP established equal to that payment’s GBP. The total RBP is equal to the sum of the individual RBPs.
Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.
Elective Step Up (under the original rider only)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.
The elective step up is subject to the following rules:
•
If you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;
•
If you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;
•
If you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the “Guaranteed Benefit Amount” and “Remaining Benefit Amount” headings above; and
•
You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.
You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:
•
The effective date of the elective step up is the valuation date we receive your written request to step up.
•
The RBA will be increased to an amount equal to the contract value (after charges are deducted) on the valuation date we receive your written request to step up.
•
The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value (after charges are deducted) on the valuation date we receive your written request to step up.
•
The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.
•
The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.
You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.
Annual Step Up (under the enhanced rider only)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.
The annual step up is subject to the following rules:
•
The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.
•
If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

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•
If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.
•
Only one step up is allowed each contract year.
•
If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;
•
You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.
The annual step up will be determined as follows:
•
The RBA will be increased to an amount equal to the contract value (after charges are deducted) on the step up date.
•
The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value (after charges are deducted) on the step up date.
•
The GBP will be calculated as described earlier, but based on the increased GBA and RBA.
•
The RBP will be reset as follows:
(a)
Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.
(b)
At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.
Spousal Continuation and Special Spousal Continuation Step Up
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.
A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse’s election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse’s written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.
It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.
At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.
Guaranteed Withdrawal Benefit Annuity Payout Option
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.
Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This annuity payout option may also be elected by the beneficiary of a contract as a settlement option if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the

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proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.
If Contract Value Reduces to Zero
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:
•
you will be paid according to the annuity payout option described above;
•
we will no longer accept additional purchase payments;
•
you will no longer be charged for the rider;
•
any attached death benefit riders will terminate; and
•
the death benefit becomes the remaining payments under the annuity payout option described above.
If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.
For an example, see Appendix J.

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Appendix I: Guarantor Withdrawal Benefit Rider – Additional Required Minimum Distribution (RMD) Disclosure
This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor Withdrawal Benefit rider (including Riders A and B) to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal procedures described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days’ written notice to you.
For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and the enhanced riders is to allow amounts you withdraw to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:
(1)
If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.
(2)
Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
(3)
Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.
(4)
Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor Withdrawal Benefit rider.
The ALERMDA is:
(1)
determined by us each calendar year;
(2)
based solely on the value of the contract to which the Guarantor Withdrawal Benefit rider is attached as of the date we make the determination; and
(3)
based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:
1.
an individual retirement annuity (Section 408(b));
2.
a Roth individual retirement account (Section 408A);
3.
a Simplified Employee Pension plan (Section 408(k));
4.
a tax-sheltered annuity rollover (Section 403(b)).
In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.
In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

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Appendix J: Example – Guarantor Withdrawal Benefit Rider
Example of the Guarantor Withdrawal Benefit – This example illustrates both Rider A and Rider B.
Assumptions:
•
You purchase the contract with a payment of $100,000.

The Guaranteed Benefit Amount (GBA) equals your purchase payment:	$100,000
The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
0.07 × $100,000 =	$7,000
The Remaining Benefit Amount (RBA) equals your purchase payment:	$100,000
On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$110,000
The GBA equals 100% of your contract value:	$110,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $110,000 =	$7,700
During the fourth contract year you decide to take a partial withdrawal of $7,700.
You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
$110,000 – $7,700 =	$102,300
The GBA equals the GBA immediately prior to the partial withdrawal:	$110,000
The GBP equals 7% of your GBA:
0.07 × $110,000 =	$7,700
On the fourth contract anniversary you make an additional purchase payment of $50,000.
The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
$102,300 + $50,000 =	$152,300
The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
$110,000 + $50,000 =	$160,000
The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
$7,700 + $3,500 =	$11,200
On the fifth contract anniversary your contract value grows to $200,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$200,000
The GBA equals 100% of your contract value:	$200,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $200,000 =	$14,000
During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal;
$230,000 – $20,000 =	$210,000
(2) your prior RBA less the amount of the partial withdrawal.
$200,000 – $20,000 =	$180,000
Reset RBA = lesser of (1) or (2) =	$180,000
The GBA gets reset to the lesser of:
(1) your prior GBA	$200,000
(2) your contract value immediately following the partial withdrawal;
$230,000 – $20,000 =	$210,000
Reset GBA = lesser of (1) or (2) =	$200,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $200,000 =	$14,000
During the eight contract year your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal;
$175,000 – $25,000 =	$150,000
(2) your prior RBA less the amount of the partial withdrawal.
$180,000 – $25,000 =	$155,000

130 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Reset RBA = lesser of (1) or (2) =	$150,000
The GBA gets reset to the lesser of:
(1) your prior GBA;	$200,000
(2) your contract value immediately following the partial withdrawal;
$175,000 – $25,000 =	$150,000
Reset GBA = lesser of (1) or (2) =	$150,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $150,000 =	$10,500

RiverSource Innovations Classic Select Variable Annuity — Prospectus 131

Appendix K: Example – Income Assurer Benefit Riders
The purpose of these examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract’s standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. The contract values shown are hypothetical and do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as “protected investment options”) and the fees and charges that apply to your contract.
For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity – No Refund.
Remember that the riders require you to participate in the PN program. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some PN program investment options include protected investment options and excluded investment options (Columbia Variable Portfolio – Government Money Market Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit – 5% Accumulation Benefit Base rider and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in PN program investment options.
Assumptions:
You purchase the contract during the 2006 calendar year with a payment of $100,000; and
•
you invest all contract value in the subaccounts (protected investment options); and
•
you make no additional purchase payments, partial withdrawals or changes in PN program investment option; and
•
the annuitant is male and age 55 at contract issue; and
•
the joint annuitant is female and age 55 at contract issue.
Example – Income Assurer Benefit – MAV
Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:
Contract Anniversary	Assumed Contract Value	Purchase Payments	Maximum Anniversary Value (MAV)(1)	Guaranteed Income Benefit Base – MAV(2)
1	$108,000	$100,000	$108,000	$108,000
2	125,000	none	125,000	125,000
3	132,000	none	132,000	132,000
4	150,000	none	150,000	150,000
5	85,000	none	150,000	150,000
6	121,000	none	150,000	150,000
7	139,000	none	150,000	150,000
8	153,000	none	153,000	153,000
9	140,000	none	153,000	153,000
10	174,000	none	174,000	174,000
11	141,000	none	174,000	174,000
12	148,000	none	174,000	174,000
13	208,000	none	208,000	208,000
14	198,000	none	208,000	208,000
15	203,000	none	208,000	208,000
(1)
The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)
The Guaranteed Income Benefit Base – MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – MAV does not create contract value or guarantee the performance of any investment option.

132 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – MAV Provisions
	Assumed Contract Value	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)	IAB – MAV Benefit Base	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)
10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	174,000	791.70	793.44
12	148,000	691.16	692.64	174,000	812.58	814.32
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	208,000	1,023.36	1,025.44
15	203,000	1,025.15	1,027.18	208,000	1,050.40	1,052.48
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – MAV Provisions
	Assumed Contract Value	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)	IAB – MAV Benefit Base	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)
10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	174,000	643.80	636.84
12	148,000	559.44	553.52	174,000	657.72	650.76
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	208,000	825.76	817.44
15	203,000	826.21	818.09	208,000	846.56	838.24
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

RiverSource Innovations Classic Select Variable Annuity — Prospectus 133

Example – Income Assurer Benefit – 5% Accumulation Benefit Base
Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:
Contract Anniversary	Assumed Contract Value	Purchase Payments	5% Accumulation Benefit Base(1)	Guaranteed Income Benefit Base – 5% Accumulation Benefit Base(2)
1	$108,000	$100,000	$105,000	$108,000
2	125,000	none	110,250	125,000
3	132,000	none	115,763	132,000
4	150,000	none	121,551	150,000
5	85,000	none	127,628	127,628
6	121,000	none	134,010	134,010
7	139,000	none	140,710	140,710
8	153,000	none	147,746	153,000
9	140,000	none	155,133	155,133
10	174,000	none	162,889	174,000
11	141,000	none	171,034	171,034
12	148,000	none	179,586	179,586
13	208,000	none	188,565	208,000
14	198,000	none	197,993	198,000
15	203,000	none	207,893	207,893
(1)
The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)
The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.
Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – 5% RF Provisions
	Assumed Contract Value	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)	IAB – 5% RF Benefit Base	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)
10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	171,034	778.20	779.91
12	148,000	691.16	692.64	179,586	838.66	840.46
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	198,000	974.16	976.14
15	203,000	1,025.15	1,027.18	207,893	1,049.86	1,051.94
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

134 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the sale for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – 5% RF Provisions
	Assumed Contract Value	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)	IAB – 5% RF Benefit Base	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)
10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	171,034	632.83	625.98
12	148,000	559.44	553.52	179,586	678.83	671.65
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	198,000	786.06	778.14
15	203,000	826.21	818.09	207,893	846.12	837.81
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.
Example – Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base
Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:
Contract Anniversary	Assumed Contract Value	Purchase Payments	Maximum Anniversary Value(1)	5% Accumulation Benefit Base(1)	Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base(2)
1	$108,000	$100,000	$108,000	$105,000	$108,000
2	125,000	none	125,000	110,250	125,000
3	132,000	none	132,000	115,763	132,000
4	150,000	none	150,000	121,551	150,000
5	85,000	none	150,000	127,628	150,000
6	121,000	none	150,000	134,010	150,000
7	139,000	none	150,000	140,710	150,000
8	153,000	none	153,000	147,746	153,000
9	140,000	none	153,000	155,133	155,133
10	174,000	none	174,000	162,889	174,000
11	141,000	none	174,000	171,034	174,000
12	148,000	none	174,000	179,586	179,586
13	208,000	none	208,000	188,565	208,000
14	198,000	none	208,000	197,993	208,000
15	203,000	none	208,000	207,893	208,000
(1)
The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)
The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

RiverSource Innovations Classic Select Variable Annuity — Prospectus 135

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – Max Provisions
	Assumed Contract Value	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)	IAB – Max Benefit Base	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)
10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	174,000	791.70	793.44
12	148,000	691.16	692.64	179,586	838.66	840.46
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	208,000	1,023.36	1,025.44
15	203,000	1,025.15	1,027.18	208,000	1,050.40	1,052.48
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – Max Provisions
	Assumed Contract Value	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)	IAB – Max Benefit Base	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)
10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	174,000	643.80	636.84
12	148,000	559.44	553.52	179,586	678.83	671.65
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	208,000	825.76	817.44
15	203,000	826.21	818.09	208,000	846.56	838.24
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

136 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Appendix L: Example – Benefit Protector Death Benefit Rider
Example of the Benefit Protector
Assumptions:
•
You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and
•
You select the MAV Death Benefit and the seven-year withdrawal charge schedule.

During the first contract year the contract value grows to $105,000. The MAV Death Benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
MAV death benefit (contract value):	$110,000
plus the Benefit Protector benefit which equals 40% of earnings at death
(MAV death benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV death benefit (MAV):	$110,000
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges)
from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that
$5,000 of the partial withdrawal is contract earnings). The death benefit equals:

MAV Death Benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($57,619 – $55,000) =	+1,048
Total death benefit of:	$58,667
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
On the eight contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old.

The death benefit equals:
MAV Death Benefit (contract value):	$200,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000
Total death benefit of:	$255,000
During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000
Total death benefit of:	$305,000
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:

RiverSource Innovations Classic Select Variable Annuity — Prospectus 137

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector benefit which equals 40% of earnings at death
(MAV death benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000
Total death benefit of:	$308,000

138 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Appendix M: Example – Benefit Protector Plus Death Benefit Rider
Example of the Benefit Protector Plus
Assumptions:
•
You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and
•
You select the MAV Death Benefit and the seven-year withdrawal charge schedule.

During the first contract year the contract value grows to $105,000. The MAV Death Benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:

MAV Death Benefit (contract value):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death
(MAV Death Benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV Death Benefit (MAV):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($110,000 – $100,000) =	+4,000
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.10 × $100,000 =	+10,000
Total death benefit of:	$124,000
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges)
from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that
$5,000 of the partial withdrawal is contract earnings). The death benefit on equals:

MAV Death Benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($57,619 – $55,000) =	+1,048
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.10 x $55,000 =	+5,500
Total death benefit of:	$64,167
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit calculated. The reduction in contract value has no effect.
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

MAV Death Benefit (contract value):	$200,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000
Total death benefit of:	$266,000

RiverSource Innovations Classic Select Variable Annuity — Prospectus 139

During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000
Total death benefit of:	$316,000
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000
Total death benefit of:	$319,000

140 RiverSource Innovations Classic Select Variable Annuity — Prospectus

Appendix N: Withdrawal Benefit Riders: Electing Step Up or Spousal Continuation Step Up
Example – Withdrawal Benefit Riders: Electing Step Up or Spousal Continuation Step Up
Assumptions:
This example assumes that the covered person (for joint life, younger covered spouse) is 65 or older and there are no additional purchase payments or withdrawals.
•
You own a RiverSource variable annuity with a withdrawal benefit rider. You are currently invested in the Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (a Portfolio Navigator fund) with a current rider fee of 0.65%.
Your Contract Value (CV) is $100,000 and your withdrawal benefit rider currently provides the following benefits:
1)
You can withdraw $6,000 a year for the rest of your life. This is your Annual Lifetime Payment. Or
2)
You can withdraw $7,000 a year until you have withdrawn a total of $100,000. This is your Guaranteed Benefit Payment.
Based on your current CV, you will pay a rider fee of approximately $650 on your next annuity contract anniversary.
•
The annual fee for this rider has increased to 0.95% for clients invested in the Variable Portfolio – Moderately Aggressive Portfolio (Class 2).
The following compares certain options available to you. Changes to rider values or fees are presented for two different scenarios where your CV increases to either $110,000 or $101,000 over the contract year:
1) Elect to lock in your contract gains to your benefit values (step up):
	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$600	$60
Increase in Guaranteed Benefit Payment	$700	$70
Increase in Annual Rider Fee	0.30%	0.30%
Increase in Annual Contract Charge	$330	$303
Automatic step ups will continue on your next anniversary (if available under your rider).
2) Do not elect to lock in your contract gains (no step up):
	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$0	$0
Increase in Guaranteed Benefit Payment	$0	$0
Increase in Annual Rider Fee	0%	0%
Increase in Annual Contract Charge	$65	$6.50
Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. On your next anniversary, you will again have the option to elect the step up (lock in contract gains)
3) Move to one of the Portfolio Stabilizer funds and elect the step up:
	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$600	$60
Increase in Guaranteed Benefit Payment	$700	$70
Increase in Annual Rider Fee	0%	0%
Increase in Annual Contract Charge	$65	$6.50
Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. Automatic step ups will continue on your next anniversary (if available under your rider).
The above example is for illustrative purposes only. The assumptions and calculations used are not intended to be consistent with any one rider, but instead are intended to provide an idea of how different scenarios would operate. Your specific rider may use different calculations for fees or have different benefits available. For a full description and rules applicable to step up options under your rider, please see the “Optional Living Benefits” section.
Electing to step up may result in different increases to the annual rider charge relative to the increase in your rider values. You should weigh the resulting increased charge due to the step up versus the increases to your benefits to determine the option that is best for you.

RiverSource Innovations Classic Select Variable Annuity — Prospectus 141

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The Statement of Additional Information (SAI) includes additional information about the Contract. The SAI, dated the same date as this prospectus, is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy of the SAI, or for more information about the Contract, call us at 1-800-862-7919, visit our website at riversource.com/annuities or write to us at: 70100 Ameriprise Financial Center Minneapolis, MN 55474.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
PRO9038_12_D02_(09/25)
Reports and other information about RiverSource Variable Annuity Account and RiverSource Life Insurance Company are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000044136; C000267022
© 2008-2024 RiverSource Life Insurance Company. All rights reserved.

Prospectus
September 22, 2025
RiverSource®
Innovations Variable Annuity
Individual Flexible Premium Deferred Combination Fixed/Variable Annuity
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
829 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-333-3437 (Service Center) RiverSource Variable Annuity Account
This prospectus contains information that you should know before investing in the RiverSource Innovations Variable Annuity (Contract), a flexible premium deferred combination fixed/variable annuity contract issued by RiverSource Life Insurance Company (“RVS Life”, “we”, “us” and “our”). The Contract offers five-year and seven-year withdrawal charge schedules. All material terms and conditions of the contracts, including material state variations and distribution channels, are described in this prospectus.
The Contract allows you to invest your money in (i) available subaccounts investing in shares of underlying funds, each of which has a particular investment objective, investment strategies, fees and expenses; or (ii) the one-year fixed account, special dollar cost averaging ("SDCA") fixed account, and guarantee period accounts (“GPAs”), each of which earn fixed interest at rates that we adjust periodically and declare when you make an allocation to that account. Additional information regarding each investment option is provided in Appendix A – Investment Options Available Under the Contract.
The Contract is a complex investment and involves risks, including loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in withdrawal charges, taxes, and tax penalties. If you remove money from the GPA prior to 30 days before the end of the guarantee period, we will apply a market value adjustment (“MVA”), which may be positive or negative. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. Withdrawals from the contract could also reduce the amount of certain optional benefits by more than the dollar amount of the withdrawal, and such reductions could be significant.
An investment in the Contract is subject to the risks related to RVS Life. Any obligations under the Contract are subject to our financial strength and claims-paying ability.
The contract is no longer available for new purchases. The contract is no longer being sold and this prospectus is designed for current contract owners. In addition to the possible state variations, you should note that your Contract features and charges may vary depending on the date on which you purchased your Contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract for contract variation information and timing.
The Contract provides for purchase payment credits which we may reverse upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied (See “Buying Your Contract — Purchase Payment Credits”). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.
Additional information about certain investment products, including variable annuities and market value adjusted annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

RiverSource Innovations Variable Annuity — Prospectus 1

2 RiverSource Innovations Variable Annuity — Prospectus

Key Terms
These terms can help you understand details about your contract.
Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.
Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contract value: The total value of your contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Funds: A portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC") in which the Subaccounts invest.  May also be referred to as an underlying Fund.
Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.
Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss.
Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.
One-year fixed account: Part of our general account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.
Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a non-natural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a non-natural person or a revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust or irrevocable grantor trust, the annuitant(s) selected must be the grantor(s) of the trust to assure compliance with Section 72(s) of the Code.
Purchase payment credits: An addition we make to your contract value. We base the amount of the credit on net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.
Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:
•
Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code
•
Roth IRAs including inherited Roth IRAs under Section 408A of the Code
•
SIMPLE IRAs under Section 408(p) of the Code

RiverSource Innovations Variable Annuity — Prospectus 3

•
Simplified Employee Pension (SEP) plans under Section 408(k) of the Code
•
Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code
A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.
All other contracts are considered nonqualified annuities.
Retirement date: The date when annuity payouts are scheduled to begin.
Rider effective date: The date a rider becomes effective as stated in the rider.
Separate Account: An insulated segregated account, the assets of which are invested solely in an underlying Fund. We call this the Variable Account.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Subaccount: A division of the Variable Account, each of which invests in one Fund.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable Account: Refers to the RiverSource Variable Annuity Account, a Separate Account established to hold contract owners’ assets allocated to the Subaccounts, each of which invests in a particular Fund.
Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

4 RiverSource Innovations Variable Annuity — Prospectus

Overview of the Contract
Purpose: The purpose of the contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments.
We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations.
The contract offers various optional features and benefits that may help you achieve financial goals.
It may be appropriate for you if you have a long-term investment horizon and your financial goals are consistent with the terms and conditions of the contract.
It is not intended for investors whose liquidity needs require frequent withdrawals in excess of free amount. If you plan to manage your investment in the contract by frequent or short-term trading, the contract is not suitable for you.
Phases of the Contract:
The contracts have two phases: the Accumulation Phase and the Income Phase.
Accumulation Phase. During the Accumulation Phase, you make purchase payments by investing in: available Subaccounts, each of which has a particular investment objective, investment strategies, fees and expenses; the one-year fixed account, special dollar cost averaging ("SDCA") fixed account, and GPAs which earn interest at rates that we adjust periodically and declare when you make an allocation to that account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. The GPAs have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to them. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than thirty days before the end of its guarantee period. You may be able to purchase an optional benefit to reduce the investment risk you assume under your contract.
A list of Investment Options and additional information regarding each Investment option available under the contract is provided in Appendix A – Investment Options Available Under the Contract.
The amount of money you accumulate under your contract depends (in part) on the performance of the Subaccounts you choose or the rates you earn on allocations to the one-year fixed account, special dollar cost averaging ("SDCA") fixed account, and GPAs. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period. You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. You may transfer money between investment options during the Accumulation Phase, subject to certain restrictions. Your contract value impacts the value of your contract’s benefits during the Accumulation Phase, including any optional benefits, as well as the amount available for withdrawal, annuitization and death benefits.
Income Phase. The Income Phase begins when you (or your beneficiary) choose to annuitize the contract. You can apply your contract value(less any applicable premium tax and/or other charges) to an annuity payout plan that begins on the retirement date or any other date you elect. You may choose from a variety of plans that can help meet your retirement or other income needs. We can make payouts on a fixed or variable basis, or both. You cannot take withdrawals of contract value or withdraw the contract during the Income Phase.
All optional death and living benefits terminate after the retirement start date.
Contract features:
•
Purchase Payment Credits. The Contract provides for purchase payment credits which we may reverse upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied (See “Buying Your Contract – Purchase Payment Credits”). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.
•
Death Benefits. If you die during the Accumulation Phase, we will pay to your beneficiary or beneficiaries an amount based on the death benefit selected. You may have elected one of the optional death benefits under the contract for an additional fee. Death benefits must be elected at the time that the contract is purchased. Each optional death benefit is designed to provide a greater amount payable upon death. After the death benefit is paid, the contract will terminate.

RiverSource Innovations Variable Annuity — Prospectus 5

•
Optional Living Benefits. You may have elected one of the optional living benefits under the contract for an additional fee at the time of application. You cannot add optional benefits to your contract after it has been issued. Guaranteed Minimum Income Benefit riders are designed to provide a guaranteed minimum lifetime income, regardless of the volatility inherent in the investments in the Subaccounts.
•
Withdrawals. You may withdraw all or part of your contract value at any time during the Accumulation Phase. If you request a full withdrawal, the contract will terminate. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including an IRS penalty that may apply if you withdraw prior to reaching age 59½) and may have other tax consequences. Early withdrawals of contract value invested in a GPA are subject to an MVA and could result in a significant negative contract adjustment. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”.
•
Tax Treatment. You can transfer money between Subaccounts, the one-year fixed account and GPAs without tax implications, and earnings (if any) on your investments are generally tax-deferred. Generally, earnings are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payment, or upon payment of the death benefit.
Additional Services:
•
Dollar Cost Averaging Programs. Automated Dollar Cost Averaging allows you, at no additional cost, to transfer a set amount monthly between Subaccounts or from the one-year fixed account to one or more eligible Subaccounts. Special Dollar Cost Averaging (SDCA), only available for new purchase payments of at least $10,000, allows the systematic transfer from the Special DCA fixed account to one or more eligible Subaccounts over a 6- or 12-month period.
•
Asset Rebalancing. Allows you, at no additional cost, to automatically rebalance the Subaccount portion of your contract value on a periodic basis.
•
Automated Partial Withdrawals. An optional service allowing you to set up automated partial withdrawals from the GPAs, one-year fixed account, special dollar cost averaging ("SDCA") fixed account, or the Subaccounts.
•
Electronic Delivery. You may register for the electronic delivery of your current prospectus and other documents related to your contract.

6 RiverSource Innovations Variable Annuity — Prospectus

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS	Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
In addition to the withdrawal charge, we may reverse a purchase payment credit upon certain withdrawals within 12 months of when the purchase payment credit was applied.
You may select either a seven-year or five-year withdrawal charge schedule at the time of application. If you select a seven-year withdrawal charge schedule and you withdraw money during the first 7 years from date of each purchase payment, you may be assessed a withdrawal charge of up to 8% of the Purchase Payment withdrawn. If you select a five-year withdrawal charge schedule and you withdraw money during the first
5 years from date of each purchase payment, you may be assessed a withdrawal charge of up to 8% of the purchase payment withdrawn.
For example, if you select a seven-year or five-year withdrawal charge schedule and make an early withdrawal, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment. This loss will be greater if there is a negative MVA, taxes, or tax penalties.
A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than 30 days before the end of its guarantee period.
You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA.
For example, if you allocate $100,000 to a GPA with a 3-year guarantee period and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a withdrawal charge, taxes, and tax penalties.
The following transactions when applied to a GPA, which we refer to as
"early withdrawals," are subject to an MVA when they occur more than
30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and
(iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease
it.
Fee Table and Examples Charges and Adjustments – Transaction Expenses – Withdrawal Charge Charges and Adjustments – Adjustments – Market Value Adjustments
Are There Transaction Charges?	No. Other than withdrawal charges and negative MVAs, we do not assess any transaction charges.

RiverSource Innovations Variable Annuity — Prospectus 7

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Statutory Prospectus
Are There Ongoing Fees and Expenses?
Yes. The table below describes the current fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your Contract Data page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table and Examples Charges and Adjustments – Annual Contract Expenses Appendix A: Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1) (varies by withdrawal charge schedule, death benefit option, size of Contract value and tax qualification)	1.02%	1.87%
	Fund options (Funds fees and expenses)(2)	0.38%	1.42%
	Optional benefits available for an additional charge(3)	0.15%	0.75%
(1) As a percentage of average daily contract value in the variable account. Includes the
Mortality and Expense Fee,Variable Account Administrative Charge, and Contract
Administrative Charge.
(2) As a percentage of Fund net assets.
(3) As a percentage of Contract Value or adjusted Contract Value(varies by optional benefit).
The Minimum is a percentage of Contract Value. The Maximum is a percentage of adjusted
Contract Value.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges and negative MVAs that substantially increase costs.

	Lowest Annual Cost: $1,732	Highest Annual Cost: $3,495
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract features and Fund fees
and expenses
•No optional benefits
•No additional purchase payments,
transfers or withdrawals
•No sales charge
•No purchase payment credits

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract features, optional
benefits and Fund fees and
expenses
•No sales charge
•No additional purchase payments,
transfers or withdrawals
•No purchase payment credits

	RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract including loss of principal.			Principal Risks of Investing in the Contract

8 RiverSource Innovations Variable Annuity — Prospectus

	RISKS	Location in Statutory Prospectus
Is This a Short-Term Investment?
No.
•The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•The Contract has withdrawal charges that may apply for the first seven or five years after each purchase payment. The withdrawal charges may reduce the value of your Contract if you withdraw money during the withdrawal charge period. Withdrawals may also reduce or terminate contract guarantees.
•Withdrawals may also be subject to taxes and tax penalties.
•Withdrawals from a GPA prior to 30 days before the end of the guarantee period may also result in a negative MVA. During the 30-day period ending on the last day of the guarantee period, you may choose to start a new guarantee period of the same length, transfer the contract value from the current GPA to any of the investment options available under the Contract, apply the contract value to an annuity payout plan, or withdraw the value from the current GPA(all subject to applicable withdrawal, transfer, and annuitization provisions). If we do not receive any instructions by the end of the guarantee period, we will automatically transfer the contract value from the current GPA into the shortest GPA term available.
•The benefits of tax deferral, long-term income, and optional living benefit guarantees mean the Contract is generally more beneficial to investors with a long-term investment horizon.
Principal Risks of Investing in the Contract Charges and Adjustments – Withdrawal Charge Charges and Adjustments – Market Value Adjustments
What Are the Risks Associated with the Investment Options?
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
•Each investment option, (including the one-year fixed account and the
Guarantee Period Accounts (GPAs) investment options) has its own unique risks.
•You should review the investment options before making any investment decisions.
Principal Risks of Investing in the Contract The Variable Account and the Funds The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs) The One-Year Fixed Account
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us. Any obligations (including under the one-year fixed account) or guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about
RiverSource Life, including our financial strength ratings, is available by contacting us at 1-800-862-7919.
Principal Risks of Investing in the Contract The General Account

RiverSource Innovations Variable Annuity — Prospectus 9

	RESTRICTIONS	Location in Statutory Prospectus
Are There Restrictions on the Investment Options?
Yes.
•Subject to certain restrictions, you may transfer your Contract value among the subaccounts without charge at any time before the retirement date and once per contract year after the retirement date.
•Certain transfers out of the GPAs will be subject to an MVA.
•GPAs and the one-year fixed account are subject to certain restrictions.
•Purchase payment credits under the Contract may be recaptured under certain circumstances.
•We reserve the right to modify, restrict or suspend your transfer privileges if we determine that your transfer activity constitutes market timing.
•We reserve the right to add, remove or substitute Funds as investment options. We also reserve the right, upon notification to you, to close or restrict any Funds.
Making the Most of Your Contract– Transferring Among Accounts Substitution of Investments
Are There Any Restrictions on Contract Benefits?
Yes.
•Under Guaranteed Minimum Income Benefit (GMIB) rider and
Performance Credit rider (PCR), we may limit allocations to the subaccounts investing in the Money Market funds. In addition, PCR optional benefit may limit amounts allocated to the GPAs and the one-year fixed account.
Optional Benefits – Optional Living Benefits – GMIB – Investment Selection Optional Benefits – Optional Living Benefits – PCR – Investment Selection
TAXES
What Are the Contract’s Tax Implications?
•Consult with a tax advisor to determine the tax implications of an investment in and payments and withdrawals received under this
Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
•Earnings under your Contract are taxed generally at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This financial incentive may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
About the Service Providers
Should I Exchange My Contract?
If you already own an annuity or insurance Contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a Contract you already own if you determine, after comparing the features, fees, and risks of both
Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing Contract.
Buying Your Contract–Contract Exchanges

10 RiverSource Innovations Variable Annuity — Prospectus

Fee Table and Examples
The following tables describe the fees, expenses and adjustments that you will pay when buying, owning and making a withdrawal from an investment option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you paid at the time that you bought the Contract and will pay when you make a withdrawal from the Contract. State premium taxes also may be deducted.

Transaction Expenses

Withdrawal Charges
Withdrawal charges (as a percentage of purchase payments withdrawn)	Seven-year	Five-year
Maximum	8%	8%

Seven-year schedule		Five-year schedule
Years from purchase payment receipt	Withdrawal charge percentage	Years from purchase payment receipt	Withdrawal charge percentage
1	8%	1	8%
2	8	2	7
3	7	3	6
4	7	4	4
5	6	5	2
6	5	Thereafter	0
7	3
Thereafter	0
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of contract value is removed from an investment option before expiration of a specified period.

Adjustments

MVA Maximum Potential Loss (as a percentage of amount withdrawn from a GPA)(1)	100%
(1)
The following transactions when applied to a GPA, which we refer to as "early withdrawals," are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including funds fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expenses
(assessed annually and upon full surrender)
Annual contract administrative charge	$40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. Upon full surrender of the contract, we will assess this charge even if your contract value equals or exceeds $50,000.)
Base Contract Expenses
(as a percentage of average daily contract value in the variable account)
You can choose a death benefit guarantee, a qualified or nonqualified contract and the length of your contract’s withdrawal charge schedule. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost.
Seven-year withdrawal charge schedule	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
Qualified annuities
ROP death benefit	Maximum/Current: 0.85%	0.15%	1.00%
MAV death benefit(1),(2)	Maximum/Current: 1.05%	0.15%	1.20%
EDB(1)	Maximum/Current: 1.15%	0.15%	1.30%
Nonqualified annuities		0.15%
ROP death benefit	Maximum/Current: 1.10%	0.15%	1.25%

RiverSource Innovations Variable Annuity — Prospectus 11

Seven-year withdrawal charge schedule	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
MAV death benefit(1),(2)	Maximum/Current: 1.30%	0.15%	1.45%
EDB(1)	Maximum/Current: 1.40%	0.15%	1.55%

Five-year withdrawal charge schedule	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
Qualified annuities
ROP death benefit	Maximum/Current: 1.15%	0.15%	1.30%
MAV death benefit(1),(2)	Maximum/Current: 1.35%	0.15%	1.50%
EDB(1)	Maximum/Current: 1.45%	0.15%	1.60%
Nonqualified annuities		0.15%
ROP Payment death benefit	Maximum/Current: 1.40%	0.15%	1.55%
MAV death benefit(1),(2)	Maximum/Current: 1.60%	0.15%	1.75%
EDB(1)	Maximum/Current: 1.70%	0.15%	1.85%
(1)
Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.
(2)
For contracts with applications signed before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.
Optional Benefit Expenses
Optional Death Benefits
Benefit Protector fee	0.25%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)
Benefit Protector Plus fee	0.40%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)
Optional Living Benefits
GMIB – MAV	0.55%(1),(2)
GMIB – 6% Rising Floor	0.75%(1),(2)
(As a percentage of the adjusted contract value charged annually on the contract anniversary.)
PCR fee	0.15%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)
(1)
This fee applies only if you elect this optional feature.
(2)
For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB – MAV — 0.30% and GMIB — 6% Rising Floor — 0.45%
The next table shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of investment options available under the contract, including their annual expenses, may be found in Appendix A.

Annual Fund Expenses(1)

Minimum and maximum annual operating expenses for the funds
(Including management, distribution (12b-1) and/or service fees and other expenses)(1)
Total Annual Fund Expenses	Minimum(%)	Maximum(%)
(expenses deducted from the Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.38	1.42
(1)
Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contract owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

12 RiverSource Innovations Variable Annuity — Prospectus

Examples
These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Fund expenses.
The examples assume all contract value is allocated to the subaccounts. The examples do not reflect the MVA that only applies to GPAs. Your costs could differ from those shown below if you Invest in the GPAs or fixed account investment options.
These examples assume that you invest $100,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year. The “Maximum” example further assumes the most expensive combination of Annual Contract Expenses reflecting the maximum charges, Annual Fund Expenses and optional benefits available. The “Minimum” example further assumes the least expensive combination of Annual Contract Expenses reflecting the current charges, Annual Fund Expenses and that no optional benefits are selected. Although your actual costs may be higher or lower, based on these assumptions your maximum and minimum costs would be:
Maximum Expenses.  These examples assume that you select the MAV death benefit, GMIB – 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be lower, based on these assumptions your costs would be:
	If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule	$11,423	$18,968	$25,690	$42,872	$4,115	$12,456	$20,944	$42,832
Five-year withdrawal charge schedule	10,797	17,039	22,395	45,407	4,419	13,335	22,355	45,367
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule	$11,190	$18,282	$24,561	$40,700	$3,862	$11,719	$19,755	$40,660
Five-year withdrawal charge schedule	10,562	16,335	21,221	43,299	4,166	12,603	21,181	43,259
Minimum Expenses.  These examples assume  that you select the ROP death benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:
	If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule	$9,174	$12,193	$13,969	$19,486	$1,671	$5,181	$8,929	$19,446
Five-year withdrawal charge schedule	8,527	10,103	10,547	22,741	1,978	6,116	10,507	22,701
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule	$8,938	$11,437	$12,638	$16,700	$1,415	$4,397	$7,598	$16,660
Five-year withdrawal charge schedule	8,289	9,355	9,233	20,035	1,722	5,337	9,193	19,995
THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

RiverSource Innovations Variable Annuity — Prospectus 13

Principal Risks of Investing in the Contract
Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. This contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and the option to purchase a living benefit mean that this contract is more beneficial to investors with a long-term investment horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the contract. Withdrawals may be subject to a significant withdrawal charge up to 8%. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of your investment in a GPA as a result of a negative MVA. A withdrawal may reduce the value of your standard and optional benefits. In addition, a withdrawal could reduce the value of a certain optional living and death benefits by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (withdrawal) will result in the termination of your contract.
Subaccount Risk. Amounts that you invest in the subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the subaccounts that you select make money, your contract value goes up, and if they lose money, your contract value goes down. Each subaccount’s performance depends on the performance of its underlying Fund. Each underlying Fund has its own investment risks, and you are exposed to the Fund’s investment risks when you invest in a subaccount. You are responsible for selecting subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. For risks associated with any Fixed Account options, see Financial Strength and Claims-Paying Ability Risk below.
GPA Risk. Each GPA pays an interest rate declared by us when you make an allocation to that account and is fixed for the guarantee period you choose. We will periodically change the declared interest rate for future allocations to these accounts at our discretion based, in part, on various factors including, but not limited to, the interest rate environment returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses.
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPA prior to 30 days before the end of the guarantee period. At all other times, and unless an exception applies, we will apply a MVA if you withdraw or transfer contract value from a GPA or you elect an annuity payout plan while you have contract value invested in a GPA. The MVA may be negative, positive or result in no change depending on how the guaranteed interest rate on your GPA compares to the new interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. You bear the risk of loss of principal due to a negative MVA. Partial withdrawals will reduce certain death benefits proportionally based on the percentage of contract value that is withdrawn and if you request a partial withdrawal from the GPAs that will give you the net amount you requested after we apply any applicable MVA and withdrawal charge, a negative MVA will increase the impact of the partial withdrawal on the value of the death benefit.
Selection Risk. The optional benefits under the contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you (if any) may not be elected after your contract is issued. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for an optional benefit that did not provide a financial benefit. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.
Purchase Payment Risk. Your ability to make subsequent purchase payments is subject to restrictions. We reserve the right to limit or restrict purchase payments in certain contract years or based on age, and in conjunction with certain optional living and death benefit riders with advance notice. Also, our prior approval may be required before accepting certain purchase payments. We reserve the right to limit certain annuity features (for example, investment options) if prior approval is required. There is no guarantee that you will always be permitted to make purchase payments.
Purchase Payment Credit Risk. The expenses of the Contract may be higher than expenses for a similar contract that does not credit a purchase payment credit. Your purchase payment credits may be more than offset by the higher expenses associated with this Contract. A purchase payment credit may be reversed upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied.

14 RiverSource Innovations Variable Annuity — Prospectus

Contract Changes Risk. We reserve the right to make certain changes in the future, subject to applicable law. We reserve the right to (i) limit transfers to the regular one-year fixed account or (ii) change the percentage allowed to be transferred from the regular one-year fixed account. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion. We reserve the right to close or restrict approved investment options in our sole discretion. For certain optional living benefits, we also reserve the right to add, remove or modify allocation plans and requirements in our sole discretion.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our general account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity Risk. Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•
the corruption or destruction of data;
•
theft, misuse or dissemination of data to the public, including your information we hold; and
•
denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. The risk of cyberattacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine the United States and other governments). There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.
Potential Adverse Tax Consequences. Tax considerations vary by individual facts and circumstances. Tax rules may change without notice. Earnings under your contract are generally taxed at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59 ½. If you purchase a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral beyond what is provided in that retirement plan. Consult a tax professional.
The Variable Account and the Funds
Variable Account. The variable account was established under Indiana law on July 15, 1987. The variable account, consisting of Subaccounts, is registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.
The variable account meets the definition of a separate account under federal securities laws. Income, gains, and losses credited to or charged against the variable account reflect the variable account’s own investment experience and not the investment experience of RiverSource Life’s other assets. The variable account’s assets are held separately from RiverSource Life’s assets and are not chargeable with liabilities incurred in any other business of RiverSource Life.  RiverSource Life is obligated to pay all amounts promised to contract owners under the contracts. The variable account includes other Subaccounts that are available under contracts that are not described in this prospectus.
The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the Subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.
We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.
The Funds: The contract currently offers subaccounts investing in shares of the Funds. Contract value allocated to a Subaccount will vary based on the investment experience of the corresponding Fund in which the Subaccount invests. There is a risk of loss of the entire amount invested. Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance may be found in the Appendix A to this prospectus.

RiverSource Innovations Variable Annuity — Prospectus 15

Please read the Funds’ prospectuses carefully for facts you should know before investing. These prospectuses containing more detailed information about the Funds are available by contacting us at 70100 Ameriprise Financial Center, Minneapolis, MN 55474, telephone: 1-800-862-7919, website: Ameriprise.com/variableannuities.
•
Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives.
•
Fund name and management: An underlying Fund in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•
Eligible purchasers: All Funds are available to serve as the underlying investment options for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund Name and Management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate Fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate Funds. Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.
•
Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation of a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.
•
Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.
•
Revenue we receive from the funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.

16 RiverSource Innovations Variable Annuity — Prospectus

Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest. The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management) and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated funds comprises the greatest amount and percentage of revenue we derive from payments made by the funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including, but not limited to expense payments and non-cash compensation, for various purposes:
•
Compensating, training and educating investment professionals who sell the contracts.
•
Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.
•
Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to contract owners, authorized selling firms and investment professionals.
•
Providing sub-transfer agency and shareholder servicing to contract owners.
•
Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.
•
Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
•
Furnishing personal services to contract owners, including education of contract owners regarding the funds, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•
Subaccounting services, transaction processing, recordkeeping and administration.
•
Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•
Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

RiverSource Innovations Variable Annuity — Prospectus 17

•
Compensation paid out of 12b-1 fees that are deducted from fund assets.
•
Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•
Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We receive this revenue in the form of a cash payment.
•
Compensation paid out of 12b-1 fees that are deducted from fund assets.
The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs)
The “Nonunitized” separate account: We hold amounts You allocate to the GPAs in a “nonunitized” separate account, which is maintained by Us and segregated from Our general assets and the Variable Account. This separate account provides an additional measure of assurance that We will make full payment of amounts due under the GPAs. Unlike the Variable Account (i.e., a unitized separate account), which has subaccounts and accumulation units, We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to Your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. See “The General Account” for more information.
The GPAs: The contract currently offers GPAs that earn fixed interest during guarantee periods. The available guarantee periods may vary by state. The GPAs may not be available for contracts in some states.
You may allocate purchase payments and purchase payment credits to one or more of the GPAs. The required minimum investment in each GPA is $1,000. Information regarding each GPA, including (i) its name, and (ii) its term may be found in Appendix A to this prospectus.
These accounts are not offered after annuity payouts begin.
Each GPA pays an interest rate that is declared at the time of your allocation to that account. Interest is credited daily. That interest rate is fixed for the guarantee period that you chose. We may periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on any Contract Value already allocated to a GPA. The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion. These rates generally will be based on factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses. Contact our Service Center at the number listed on the cover page of this prospectus for current interest rates.
A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. We will not apply an MVA to Contract Value you transfer or withdraw out of the GPAs during the 30-day period ending on the last day of the guarantee period. For more information about the MVA, see “Charges and Adjustments – Adjustments – Market Value Adjustments.”
During the 30 day window, which precedes the end of your GPA investment’s guarantee period, you may elect one of the following options: (i) reinvest the Contract Value in a new GPA with the same guarantee period; (ii) transfer the Contract Value to a GPA with a different guarantee period; (iii) transfer the Contract Value to any of the subaccounts or the one-year fixed account, or withdraw the Contract Value (subject to applicable withdrawal and transfer provisions). We will send you a letter prior to the end of your guarantee period that lists the available GPAs or you can contact our Service Center at the number listed on the cover page of this prospectus for the GPAs currently available to you. If we do not receive any instructions by the end of your guarantee period, we will automatically transfer the Contract Value into the shortest GPA term offered in your state.

18 RiverSource Innovations Variable Annuity — Prospectus

The General Account
The general account includes all assets owned by RiverSource Life, other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your contract including any optional benefits offered under the contract. These guarantees are subject to the claims-paying ability and financial strength of RiverSource Life. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of annuities and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is supported by our general account that we make available under the contract.
The One-Year Fixed Account
You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are subject to the creditworthiness and continued claims-paying ability of the company’s general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. The guaranteed minimum interest rate offered will never be less than the fixed account minimum interest rate required under state law. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings.
There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see “Making the Most of Your Contract – Transfer Policies”).
Because of exemptive and exclusionary provisions, we have not registered interests in the one-year fixed account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the one-year fixed account nor any interests in the one-year fixed account are subject to the provisions of these Acts.
The one-year fixed account has not been registered with the SEC. Disclosures regarding the one-year fixed account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Buying Your Contract
New contracts as described in this prospectus are not currently being offered. Information about applying for the contract and issuing the contract is provided for informational purposes only.
We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)
When you applied, you selected (if available in your state):
•
GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);
•
how you want to make purchase payments;
•
the optional MAV Death Benefit(2);
•
the optional EDB(2);
•
the optional GMIB – MAV rider(3);
•
the optional GMIB – 6% Rising Floor rider(3);
•
the optional PCR(3);
•
the optional Benefit Protector Death Benefit(4);

RiverSource Innovations Variable Annuity — Prospectus 19

•
the optional Benefit Protector Plus Death Benefit(4);
•
the length of the withdrawal charge schedule (5 or 7 years)(5); and
•
a beneficiary.
(1)
GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.
(2)
Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.
(3)
If you select the PCR, you cannot add a GMIB rider. The GMIB is available if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit. May not be available in all states.
(4)
Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.
(5)
The five-year withdrawal charge schedule may not be available in all states.
The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.
The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:
For contracts with applications signed prior to June 16, 2003:	No restrictions on the amount of purchase payments allocated to the GPAs or the one-year fixed account (if available).
For contracts with applications signed on or after June 16 through Dec. 4, 2003:
The amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment.
This 30% limit will not apply if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

For contracts with applications signed on or after Dec. 5, 2003:
In certain states where we offer GPAs that do not require payment of a statutory minimum guaranteed interest rate, the amount of any purchase payment allocated to one-year fixed account cannot exceed 30% of the purchase payment. The amount of any purchase payment allocated to the GPAs is not subject to this 30% limit. Please consult your investment professional to see if these restrictions apply in your state. In all other states, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. We reserve the right to further limit purchase payment allocations to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.
In all states, the 30% limit will not apply if you establish an automated dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

There are no restrictions on allocations of purchase payments to the subaccounts.
We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our Service Center. We will credit additional eligible purchase payments you make to your accounts on the valuation date we receive them. If we receive your purchase payment at our Service Center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our Service Center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.
You may make monthly payments to your contract under a systematic investment plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.
In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.
Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and

20 RiverSource Innovations Variable Annuity — Prospectus

proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Contract Exchanges
You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Generally, you can exchange one annuity for another or for a qualified long-term care insurance policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (IRS) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on the new contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period may begin when you exchange into the new contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for the new contract or buy the new contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes — 1035 Exchanges.”)
The Retirement Date
Annuity payouts begin on the retirement date. This means that the contract will be annuitized or converted to a stream of monthly payments. If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. You will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we processed your application, we established the retirement date to be the maximum age then in effect (or contract anniversary if applicable). Unless otherwise elected by you, all retirement dates are now automatically set to the maximum age of 95 now in effect. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.
The retirement date must be:
•
no earlier than the 30th day after the contract’s effective date; and no later than
•
the annuitant’s 95th birthday or the tenth contract anniversary, if later,
•
or such other date as agreed to by us but not later than the owner’s 105th birthday.
Six months prior to your retirement start date, we will contact you with your options including the option to postpone your retirement start date to a future date. You can choose to delay the retirement start date of your contract to a date beyond age 95, to the extent allowed by applicable state law and tax laws.
If you do not make an election, annuity payouts using the contract’s default option of annuity payout Plan B – Life with 10 years certain will begin on the retirement start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, we will continue to make payments until 10 years of payments have been made.
Generally, if you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your retirement start date, your contract will not be automatically annuitized (subject to state requirements). However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.
Beneficiary
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)
Purchase Payments
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.
Minimum purchase payments
If paying by SIP:
$50 for additional payments.
If paying by any other method:

RiverSource Innovations Variable Annuity — Prospectus 21

$100 for additional payments.
Maximum total allowable purchase payments*
$1,000,000
*
This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code’s limits on annual contributions also apply.
How to Make Purchase Payments

1 Electronically and By SIP
Contact your investment professional to move money electronically or to complete the necessary SIP paperwork.

2 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Purchase Payment Credits
You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)
(1)
For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and the subaccounts in the same proportions as your purchase payment.
We fund the credit from our general account. Credits are not considered to be “investments” for income tax purposes. (See “Taxes.”)
We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).
To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to “Contingent events” (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge – Contingent events”), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.
Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract. We expect to make a profit from the charges on the Contract.
This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.
We do not consider purchase payment credits to be part of your purchase payments for any purpose under the Contract.
Limitations on Use of Contract
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

22 RiverSource Innovations Variable Annuity — Prospectus

Charges and Adjustments
Transaction Expenses
Withdrawal Charge
If you withdraw all or part of your contract value, we may deduct a withdrawal charge from the contract value if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to an MVA. (See “Charges and Adjustments – Adjustments – Market Value Adjustments”.) The withdrawal charge helps Us cover sales and distribution expenses. For purposes of calculating the withdrawal charge, we do not consider purchase payment credits as part of your purchase payments.
Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a 7-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.
You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount (“TFA”). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:
(a)
is 10% of your prior anniversary’s contract value; and
(b)
is current contract earnings, which includes any purchase payment credits.
NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, or the one-year fixed account or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary’s contract value during the first contract year.
For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:
1.
First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary’s contract value. We do not assess a withdrawal charge on this amount.
2.
Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.
3.
Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.
4.
Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a “first-in, first-out” (FIFO) basis. We do assess a withdrawal charge on these payments.
NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:
PPW = XSF +	(ACV – XSF)	×	(PPNPW – XSF)
(CV – TFA)
If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.
We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

RiverSource Innovations Variable Annuity — Prospectus 23

Seven-year schedule		Five-year schedule(1)
Years from purchase payment receipt	Withdrawal charge percentage	Years from purchase payment receipt	Withdrawal charge percentage
1	8%	1	8%
2	8	2	7
3	7	3	6
4	7	4	4
5	6	5	2
6	5	Thereafter	0
7	3
Thereafter	0
(1)
The five-year withdrawal charge schedule may not be available in all states.
For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.
The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.
Withdrawal charge calculation example
The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a 7-year withdrawal charge schedule with this history:
•
We receive these payments
–
$10,000 initial;
–
$8,000 on the seventh contract anniversary; and
–
$6,000 on the eighth contract anniversary; and
•
You withdraw the contract for its total withdrawal value of $38,101 during the eleventh contract year and make no other withdrawals during that contract year; and
•
The prior anniversary contract value is $38,488.

Withdrawal Charge	Explanation
$0	$3,848.80 is 10% of the prior anniversary’s contract value withdrawn without withdrawal charge; and
0	$10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
0	$10,000 initial purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
560	$8,000 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and
420	$6,000 purchase payment is in its third year from receipt withdrawn with a 7% withdrawal charge.
$980
Under the same scenario, the withdrawal charge on a contract with a five-year withdrawal charge schedule would be calculated:
Withdrawal Charge	Explanation
$0	$3,848.80 is 10% of the prior anniversary’s contract value withdrawn without withdrawal charge; and
0	$10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
0	$10,000 initial purchase payment was received six or more years before withdrawal and is withdrawn without withdrawal charge; and
320	$8,000 purchase payment is in its fourth year from receipt, withdrawn with a 4% withdrawal charge; and
360	$6,000 purchase payment is in its third year from receipt withdrawn with a 6% withdrawal charge.
$680

24 RiverSource Innovations Variable Annuity — Prospectus

Waiver of withdrawal charges
We do not assess withdrawal charges for:
•
withdrawals of any contract earnings;
•
withdrawals of amounts totaling up to 10% of your prior contract anniversary’s contract value to the extent it exceeds contract earnings;
•
required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;
•
contracts settled using an annuity payout plan unless an annuity payout Plan E is later fully withdrawn;
•
withdrawals made as a result of one of the “Contingent events”* described below to the extent permitted by state law; and
•
death benefits.*
*
However, we will reverse certain purchase payment credits credited within 12 months of a withdrawal under this provision. (See “Buying Your Contract — Purchase Payment Credits.”)
Contingent events
•
Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.
•
To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician’s statement. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.
Liquidation charge under Annuity Payout Plan E – Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to withdraw those payments. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The liquidation charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate.
Fixed Payouts: Withdrawal charge for Fixed Annuity Payout Plan E – Payouts for a specified period: If you are receiving annuity payments under this annuity payout plan, you can choose to take a withdrawal and a withdrawal charge may apply.
A withdrawal charge will be assessed against the present value of any remaining guaranteed payouts withdrawn. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) the annual effective interest rate and periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you have withdrawn, the present value determined will be multiplied by the withdrawal charge percentage in the table below and deducted from the present value to determine the net present value you will receive.
Number of Completed Years Since Annuitization	Withdrawal charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit withdrawals in the first year after annuitization.
We will provide a quoted present value (which includes the deduction of any withdrawal charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following withdrawal will be reduced to zero.

RiverSource Innovations Variable Annuity — Prospectus 25

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.
Annual Contract Expenses
Base Contract Expenses
Base Contract Expenses consist of the contract administrative charge and mortality and expense risk fee.
Contract Administrative Charge
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.
We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.
If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.
Variable Account Administrative Charge
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.
Mortality and Expense Risk Fee
We charge these fees daily to the subaccounts as a percentage of the daily contract value in the variable account. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. The fees listed below are the current fees and they cannot be changed.
The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.
Seven-year withdrawal charge schedule	Qualified annuities	Nonqualified annuities
ROP death benefit	0.85%	1.10%
MAV death benefit(1)	1.05	1.30
EDB	1.15	1.40

Five-year withdrawal charge schedule	Qualified annuities	Nonqualified annuities
ROP death benefit	1.15	1.40
MAV death benefit(1)	1.35	1.60
EDB	1.45	1.70
(1)
For contracts with applications signed before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.
Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.
Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.
The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•
first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

26 RiverSource Innovations Variable Annuity — Prospectus

•
then, if necessary, the funds redeem shares to cover any remaining fees payable.
We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.
Adjustments
Market Value Adjustments
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period. At all other times, and unless one of the exceptions described below applies, we will apply an MVA if you make certain transactions while you have contract value invested in a GPA. The following transactions when applied to a GPA, which we refer to as "early withdrawals," are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
No MVA will apply to:
•
amounts withdrawn under contract provisions that waive withdrawal charges for Hospital or Nursing Home Confinement and Terminal Illness Diagnosis;
•
automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep Strategy. In some states, the MVA is limited; and
•
amounts deducted for fees and charges.
The application of an MVA may result in either a gain or loss. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. Under certain death benefits, the value of the death benefit is reduced proportionally when you take a partial withdrawal based on the percentage of contract value that is withdrawn. If you request a partial withdrawal from the GPAs that will give you the net amount you requested after we apply any applicable MVA and withdrawal charge, the MVA could increase or decrease the percentage of contract value that is withdrawn. In these circumstances, a negative MVA would increase the impact of a partial withdrawal on the value of the death benefit.
When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The MVA is sensitive to changes in current interest rates. The MVA, which can be zero, positive or negative, reflects the relationship between the guaranteed interest rate that applies to the GPA from which you are taking an early withdrawal and the interest rate we are then currently crediting on new GPAs that mature at the same time. The magnitude of any applicable MVA will depend on the difference in these current guaranteed interest rates at the time of the early withdrawal corresponding to the time remaining in your guarantee period and your guaranteed interest rate. If interest rates have increased, the MVA will generally be negative and the early withdrawal amount will be less; if interest rates have decreased, the MVA will generally be positive and the early withdrawal amount will be increased. This is summarized in the following table:
If your GPA rate is:	The MVA is:
Less than the new GPA rate + 0.10%	Negative
Equal to the new GPA rate + 0.10%	Zero
Greater than the new GPA rate + 0.10%	Positive

The precise MVA formula we apply is as follows:
Early withdrawal amount	×	[	(1 + i	)	(n/12)	–1	]	=	MVA
1 + j + .001

Where i	=	rate earned in the GPA from which amounts are being transferred or withdrawn.
j	=	current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).
n	=	number of months remaining in the current Guarantee Period (rounded up to the next month).
Withdrawal charges and other charges applicable to your contract and optional benefit riders you have elected may also apply to an early withdrawal. As noted above, we do not apply MVAs to the amounts we deduct for fees and charges, including withdrawal charges. We will deduct any applicable withdrawal charge from your early withdrawal after applying the MVA. Please note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

RiverSource Innovations Variable Annuity — Prospectus 27

Contact our Service Center at the number listed on the cover page of this prospectus for a quote of the impact an early withdrawal would have on your contract value. Values fluctuate daily and the actual MVA applied at the time an early withdrawal is processed may be more or less than the values quoted at the time of your call. Additional information about MVAs, including MVA examples, is located in the Statement of Additional Information (“SAI”).
The MVA is intended to protect us from losses on the investments we hold to support our guaranteed interest rates when we must pay out amounts that are removed from the GPAs early.
Optional Benefit Charges
Optional Living Benefit Charges
Guaranteed Minimum Income Benefit Rider (GMIB) Fee
We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see “Guaranteed Minimum Income Benefit Rider”). The fee for GMIB – MAV is 0.55% of the adjusted contract value(1). The fee for GMIB – 6% Rising Floor is 0.75% of the adjusted contract value. Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.
(1)
For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB – MAV — 0.30% and GMIB — 6% Rising Floor — 0.45%.
If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.
We calculate the fee as follows:
GMIB	– MAV	0.55% × (CV + ST – FAV)
GMIB	– 6% Rising Floor	0.75% × (CV + ST – FAV)

CV	=	contract value on the contract anniversary
ST	=	transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary.
FAV	=	the value of your GPAs and the one-year fixed account on the contract anniversary.
The result of ST – FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.
Example
•
You purchase the contract with a payment of $50,000 and allocate all of your payment to the subaccounts.
•
During the first contract year your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.
•
On the first contract anniversary the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.
•
The GMIB fee for:
GMIB – MAV is 0.55%; and
GMIB – 6% Rising Floor is 0.75%.
We calculate the charge as follows:
Contract value on the contract anniversary:	$73,250
plus transfers from the subaccounts to the one-year fixed account in the six months before the contract anniversary:	+15,000
minus the value of the one-year fixed account on the contract anniversary:	–15,250
$73,000
The GMIB fee charged to you:
GMIB – MAV	(0.55% × $73,000) =	$401.50
GMIB – 6% Rising Floor	(0.75% × $73,000) =	$547.50

28 RiverSource Innovations Variable Annuity — Prospectus

Performance Credit Rider (PCR) Fee
We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.
If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.
Optional Death Benefit Charges
Benefit Protector Death Benefit Rider Fee
We deduct a charge for the optional feature only if you select it. The current annual fee is 0.25% of your contract value on each contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.
Benefit Protector Plus Death Benefit Rider Fee
We charge a fee for the optional feature only if you select it. The current annual fee is 0.40% of your contract value on each contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.
Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds.
Premium Taxes
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.
Valuing Your Investment
We value your accounts as follows:
GPAs and One-Year Fixed Account
We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:
•
the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);
•
plus any purchase payment credits allocated to the GPAs and one-year fixed account;
•
plus interest credited;
•
minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;
•
minus any prorated portion of the contract administrative charge; and
•
minus the prorated portion of the fee for any of the following optional benefits you have selected:
–
Guaranteed Minimum Income Benefit rider — MAV;
–
Guaranteed Minimum Income Benefit rider — 6% Rising Floor;

RiverSource Innovations Variable Annuity — Prospectus 29

–
Performance Credit rider;
–
Benefit Protector rider; and/or
–
Benefit Protector Plus rider.
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).
The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.
Here is how we calculate accumulation unit values:
Number of units: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.
Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•
adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
•
dividing that sum by the previous adjusted net asset value per share; and
•
subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.
Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.
Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value.
The number of accumulation units you own may fluctuate due to:
•
additional purchase payments you allocate to the subaccounts;
•
any purchase payment credits allocated to the subaccounts;
•
transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);
•
partial withdrawals;
•
withdrawal charges;
and the deduction of a prorated portion of:
•
the contract administrative charge; and
•
the fee for any of the following optional benefits you have selected:
–
Guaranteed Minimum Income Benefit rider — MAV;
–
Guaranteed Minimum Income Benefit rider — 6% Rising Floor;
–
Performance Credit rider;
–
Benefit Protector rider; and/or
–
Benefit Protector Plus rider.
Accumulation unit values will fluctuate due to:
•
changes in fund net asset value;
•
fund dividends distributed to the subaccounts;
•
fund capital gains or losses;
•
fund operating expenses; and
•
mortality and expense risk fee and the variable account administrative charge.

30 RiverSource Innovations Variable Annuity — Prospectus

Making the Most of Your Contract
Automated Dollar-Cost Averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		Jun	100	18	5.56
		Jul	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.
Special Dollar-Cost Averaging (Special DCA) Program
If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.
You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or the subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.
(1)
“Net contract value” equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.
We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. From time to time, we may credit interest to the Special DCA account at promotional rates that are higher than those we credit to the one-year fixed account. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

RiverSource Innovations Variable Annuity — Prospectus 31

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.
If you make additional purchase payments while a Special DCA account term is in progress, the amounts you allocate to an existing Special DCA account will be transferred out of the Special DCA account over the reminder of the term. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.
You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.
You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see “Transfer policies”). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.
We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.
The Special DCA Program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.
Asset Rebalancing
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.
Transferring Among Accounts
You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.
The date your request to transfer will be processed depends on when and how we receive it:
For transfer requests received in writing:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

32 RiverSource Innovations Variable Annuity — Prospectus

•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
For transfer requests received by phone:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.
We may suspend or modify transfer privileges at any time.
For information on transfers after annuity payouts begin, see “Transfer Policies” below.
Transfer Policies
•
Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit purchase payment allocations to the GPAs and the one-year fixed account if the interest rate we are then crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.
•
You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:

For contracts with applications signed prior to June 16, 2003:
It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Currently, we have removed this restriction and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

For contracts with applications signed on or after June 16 through Dec. 4, 2003:
You may transfer contract values from the one-year fixed account to the subaccounts or GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the GPAs or the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. Total transfers out of the GPAs and one-year fixed account in any contract year are limited to 30% of the total value of the GPAs and one-year fixed account at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest.

For contracts with applications signed on or after Dec. 5, 2003:
You may transfer contract values from the one-year fixed account to the subaccounts or GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account in total being greater than 30% of the contract value. We reserve the right to further limit transfers to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.
Total transfers out of the one-year fixed account in any contract year are limited to 30% of the one-year fixed account value at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest.

Transfers from the one-year fixed account are not subject to an MVA.

RiverSource Innovations Variable Annuity — Prospectus 33

•
You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive an MVA*, which may result in a gain or loss of contract value unless an exception applies (see “Charges and Adjustments – Adjustments – Market Value Adjustments”).
•
If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.
•
If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.
•
Once annuity payouts begin, you may not make any transfers to the GPAs.
*
Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.
Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•
diluting the value of an investment in an underlying fund in which a subaccount invests;
•
increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,
•
preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90-day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.
If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
•
requiring transfer requests to be submitted only by first-class U.S. mail;
•
not accepting hand-delivered transfer requests or requests made by overnight mail;
•
not accepting telephone or electronic transfer requests;
•
requiring a minimum time period between each transfer;
•
not accepting transfer requests of an agent acting under power of attorney;
•
limiting the dollar amount that you may transfer at any one time;
•
suspending the transfer privilege; or

34 RiverSource Innovations Variable Annuity — Prospectus

•
modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•
Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•
Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•
Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•
Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.
How to Request a Transfer or Withdrawal

1 By automated transfers and automated partial withdrawals
Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.
You can start or stop this service by written request or other method acceptable to us.
You must allow 30 days for us to change any instructions that are currently in place.
•
Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

RiverSource Innovations Variable Annuity — Prospectus 35

For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.
•
Automated withdrawals may be restricted by applicable law under some contracts.
•
You may not make systematic purchase payments if automated partial withdrawals are in effect.
•
Automated partial withdrawals may result in income taxes and penalties on all or part of the amount withdrawn.

Minimum amount
Transfers or withdrawals:	$100 monthly
$250 quarterly, semiannually or annually

2 By phone
Call:
1-800-333-3437
Minimum amount
Transfers or withdrawals:	$500 or entire account balance
Maximum amount
Transfers:	Contract value or entire account balance
Withdrawals:	$100,000
We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.
Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

3 By letter
Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our Service Center:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Minimum amount
Transfers or withdrawals:	$500 or entire account balance

Maximum amount
Transfers or withdrawals:	Contract value or entire account balance
*
Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
Withdrawals
You may withdraw all or part of your contract at any time before the retirement date by sending us a written request or calling us.
The date your withdrawal request will be processed depends on when and how we receive it:
For withdrawal requests received in writing:
•
If we receive your withdrawal request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request.

36 RiverSource Innovations Variable Annuity — Prospectus

•
If we receive your withdrawal request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request.
For withdrawal requests received by phone:
•
If we receive your withdrawal request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request.
•
If we receive your withdrawal request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request.
We may ask you to return the contract. You may have to pay a contract administrative charge, withdrawal charges or any applicable optional rider charges (see “Charges and Adjustments”), federal income taxes and penalties. State and local income taxes may also apply (see “Taxes”). In addition, purchase payment credits may be reversed. You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see “Optional Benefits”). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes – Qualified Annuities – Required Minimum Distributions”).
Withdrawal Policies
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in each subaccount , one-year fixed account or GPA must be either zero or at least $50.
Receiving Payment

1 By electronic payment
•
request that payment be sent electronically to your bank payable to you;
•
pre-authorization required.

2 By regular or express mail
•
payable to you;
•
mailed to address of record.
NOTE: We will charge you a fee if you request express mail delivery.
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.
Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
–
the NYSE is closed, except for normal holiday and weekend closings;
–
trading on the NYSE is restricted, according to SEC rules;
–
an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
–
the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total withdrawal amount until cleared from the originating financial institution.

RiverSource Innovations Variable Annuity — Prospectus 37

TSA – Special Provisions
Participants in Tax-Sheltered Annuities
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.
In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.
The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.
The Code imposes certain restrictions on your right to receive early distributions from a TSA:
•
Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
–
you are at least age 59½;
–
you are disabled as defined in the Code;
–
you severed employment with the employer who purchased the contract;
–
the distribution is because of your death;
– you are terminally ill as defined in the Code;
– you are adopting or are having a baby;
– you are supplying Personal or Family Emergency Expense;
– you are a Domestic Abuse Victim;
– you are in need to cover Expenses and losses on account of a FEMA declared disaster;
–
the distribution is due to plan termination; or
–
you are a qualifying military reservist.
•
If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.
•
Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”).
•
The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.
Changing Ownership
You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our Service Center. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.
If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)
If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

38 RiverSource Innovations Variable Annuity — Prospectus

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.
If you have a GMIB and/or Benefit Protector Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector rider is optional. (see “Optional Benefits”).

RiverSource Innovations Variable Annuity — Prospectus 39

Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Standard Benefits (no additional charge)
Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount among the subaccounts or from the one-year fixed account to one or more eligible subaccounts	N/A	N/A
•Transfers out of the one-year fixed
account to any of the subaccounts
may not exceed the amount that if
continued, would deplete the
one-year fixed account within 12
months
•For contracts signed prior
June 16, 2003, transfers out of the
one-year fixed account, are not
limited
•For contracts signed on or after
June 16, 2003, transfers out of the
one-year fixed account, including
automated transfers, are limited to
30% of one-year fixed account value
at the beginning of the contract year
or $10,000, whichever is greater

Special Dollar Cost Averaging (SDCA)	Allows the systematic transfer from the Special DCA fixed account to one or more eligible subaccounts	N/A	N/A
•Must be funded with a purchase
payment of at least $10,000, not
transferred contract value
•Only 6-month and 12-month options
may be available
•Transfers occur on a monthly basis
and the first monthly transfer
occurs one day after we receive
your purchase payment

Asset Rebalancing	Allows you to have your investments periodically rebalanced among the subaccounts to your pre-selected percentages	N/A	N/A
•You must have $2,000 in Contract
Value to participate.
•We require 30 days notice for you to
change or cancel the program
•You can request rebalancing to be
done either quarterly, semiannually
or annually

Automated Partial Withdrawals /Systematic Withdrawals	Allows automated partial withdrawals from the contract	N/A	N/A	•Additional systematic payments are not allowed with automated partial withdrawals •May result in income taxes and IRS penalty on all or a portion of amounts surrendered
Nursing Home or Hospital Confinement	Allows you to withdraw contract value without a withdrawal charge	N/A	N/A
•You must be confined to a hospital
or nursing home
for the prior 60 days
•You must be under age 76 on the
contract issue date and
confinement must start after the
contract issue date
•Amount withdrawn must be paid
directly to you
•Contract Value is reduced by any

40 RiverSource Innovations Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
purchase payment credits credited within 12 months of a withdrawal.
Terminal Illness	Allows you to withdraw contract value without a withdrawal charge	N/A	N/A
•Terminal Illness diagnosis must
occur after the first contract year
•Must be terminally ill and not
expected to live more than 12
months from the date of the
licensed physician statement
•Must provide us with a licensed
physician’s statement containing
the terminal illness diagnosis and
the date the terminal illness was
initially diagnosed
•Amount withdrawn must be paid
directly to you
•Contract Value is reduced by any
purchase payment credits credited
within 12 months of a withdrawal.

Death Benefits
ROP Death Benefit
Provides a death
benefit equal to the
greater of these values
minus any purchase
payment credits
subject to reversal and
any applicable rider
charges:Contract Value
or total purchase
payments plus
purchase payment
credits applied to the
contract, minus
adjusted partial
withdrawals

7-year
withdrawal
charge
schedule
qualified
annuity:
1.00%of
contract value
in the variable
account
nonqualified
annuity: 1.25%
of contract
value in the
variable
account
5-year
withdrawal
charge
schedule
qualified
annuity:
1.30% of
contract value
in the variable
account
nonqualified
annuity: 1.55%
of contract
value in the
variable
account
7-year withdrawal charge schedule qualified annuity: 1.00% nonqualified annuity: 1.25% 5-year withdrawal charge schedule qualified annuity: 1.30% nonqualified annuity: 1.55%
•Must be elected at contract issue
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals, and such reductions
could be significant
•Annuitizing the Contract terminates
the benefit
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

MAV Death Benefit	Provides a death benefit equal to the greatest of these values minus any purchase payment	7-year withdrawal charge schedule qualified	7-year withdrawal charge schedule qualified	•Available to owners age 79 and younger •Must be elected at contract issue •No longer eligible to increase on

RiverSource Innovations Variable Annuity — Prospectus 41

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations

credits subject to
reversal and any
applicable rider
charges:
Contract Value, total
purchase payments
plus purchase payment
credits applied to the
contract, minus
adjusted partial
withdrawals, or the
maximum anniversary
value immediately
preceding the date of
death plus any
purchase payments
and purchase payment
credits since that
anniversary minus
adjusted partial
withdrawals

annuity:
1.20% of
contract value
in the variable
account
nonqualified
annuity: 1.45%
of contract
value in the
variable
account
5-year
withdrawal
charge
schedule
qualified
annuity:
1.50% of
contract value
in the variable
account
nonqualified
annuity: 1.75%
of contract
value in the
variable
account
annuity: 1.20% nonqualified annuity: 1.45% 5-year withdrawal charge schedule qualified annuity: 1.50% nonqualified annuity: 1.75%
any contract anniversary following
your 81st birthday.
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant.
•Annuitizing the Contract terminates
the benefit
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

EDB Death Benefit
Provides a death
benefit equal to the
greatest of these four
values less any
purchase payment
credits, subject to
reversal, minus any
applicable rider
charges:
Contract Value, total
purchase payments
plus purchase payment
credits applied to the
contract, minus
adjusted partial
withdrawals, the
maximum anniversary
value immediately
preceding the date of
death plus any
purchase payments
and purchase payment
credits since that
anniversary minus
adjusted partial
withdrawals; or the 5%
rising floor

7-year
withdrawal
charge
schedule
qualified
annuity:
1.30% of
contract value
in the variable
account
nonqualified
annuity:1.55%
of contract
value in the
variable
account
5-year
withdrawal
charge
schedule
qualified
annuity: 1.60%
of contract
value in the
variable
account
nonqualified
annuity: 1.85%
of contract
value in the
variable
7-year withdrawal charge schedule qualified annuity: 1.30% nonqualified annuity: 1.55% 5-year withdrawal charge schedule qualified annuity: 1.60% nonqualified annuity: 1.85%
•Available to owners age 79 and
younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary following
your 81st birthday
•Not available with Benefit Protector
and Benefit Protector Plus
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•Annuitizing the Contract terminates
the benefit
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

42 RiverSource Innovations Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
		account
Optional Benefits
Benefit Protector Death Benefit	Provides an additional death benefit, based on a percentage of contract earnings, to help offset expenses after death such as funeral expenses or federal and state taxes	0.25% of contract value	0.25%
•Available to owners age 75 and
younger
•Must be elected at contract issue
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•Annuitizing the Contract terminates
the benefit
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

Benefit Protector Plus Death Benefit	Provides an additional death benefit, based on a percentage of contract earnings, to help offset expenses after death such as funeral expenses or federal and state taxes	0.40% of contract value	0.40%
•Available to owners age 75 and
younger
•Must be elected at contract issue
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•Annuitizing the Contract terminates
the benefit
•The percentage of exchange
purchase payments varies by age
and is subject to a vesting schedule
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

Guaranteed Minimum Income Benefit Rider (GMIB)	Provides guaranteed minimum lifetime income regardless of investment performance	GMIB – MAV 0.55% GMIB – 6% Rising Floor 0.75% of adjusted contract value	Varies by application sign date
•Available to owners age 75 or
younger
•Must be elected at contract issue,
but some exceptions apply
•Available as two options: GMIB –
MAV, or GMIB – 6% Rising Floor
•Certain withdrawals could
significantly reduce the GMIB
benefit base, which may reduce or
eliminate the amount of annuity
payments
•May have limitations on allocation
to the Money Market fund

Performance Credit Rider (PCR)	Provides additional benefit if your earnings are less than the	0.15% of contract value	0.15%	•Must be elected at contract issue •Not available with GMIB rider

RiverSource Innovations Variable Annuity — Prospectus 43

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
target value on the tenth rider anniversary
•May not provide additional benefit
before the tenth contract
anniversary and it may not be
appropriate for issue ages 75 and
older due to a required waiting
period
•May have limitations on allocation
to the GPA, the one-year fixed
account and Money Market fund

Benefits in Case of Death
There are three death benefit options under this contract:
•
ROP Death Benefit;
•
MAV Death Benefit; and
•
Enhanced Death Benefit.
If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If both you and the annuitant are 79 or younger at contract issue, you can elect either the ROP death benefit, the MAV death benefit or EDB death benefit rider (if its available in your state) on your application. If you select GMIB you must select either the MAV death benefit or the EDB death benefit rider. Once you elect an option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges and Adjustments – Annual Contract Expenses – Mortality and Expense Risk Fee.”)
Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death if you die before the retirement start date while this contract is in force. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.
Return of Purchase Payments (ROP) Death Benefit
The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of these two values less any purchase payment credits applied within 12 months of the date of death , minus any applicable rider charges:
1.
contract value; or
2.
total purchase payments plus purchase payments credits applied to the contract minus adjusted partial withdrawals.

Adjusted partial withdrawals for the ROP or MAV death benefit	=	PW × DB
CV

PW	=	the amount by which the contract value is reduced as a result of the partial withdrawal.
DB	=	the death benefit on the date of (but prior to) the partial withdrawal.
CV	=	contract value on the date of (but prior to) the partial withdrawal.
Example
•
You purchase the contract with a payment of $20,000.
•
On the first contract anniversary you make an additional purchase payment of $5,000.
•
During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.
•
During the third contract year the contract value grows to $23,000.

We calculate the ROP death benefit as follows:
Contract value at death:	$23,000.00
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
Total purchase payments and purchase payment credits:	$25,000.00

44 RiverSource Innovations Variable Annuity — Prospectus

minus adjusted partial withdrawals calculated as:
$1,500 × $25,000 =	–1,704.55
$22,000
for a death benefit of:	$23,295.45
ROP death benefit, calculated as the greatest of these two values:		$23,295.45
Maximum Anniversary Value (MAV) Death Benefit
The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.
If both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract. Once you select the MAV death benefit you may not cancel it. If you select the Guaranteed Minimum Income Benefit Rider you must select either the MAV death benefit or the EDB death benefit rider.
The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these three values added in the last 12 months:
1.
contract value;
2.
total purchase payments plus purchase payment credits applied to the contract minus adjusted partial withdrawals; or
3.
the maximum anniversary value immediately preceding the date of death plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.
Maximum Anniversary Value (MAV): We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary’s MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV if the current contract value is higher. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.
Example
•
You purchase the contract with a payment of $20,000.
•
On the first contract anniversary the contract value grows to $24,000.
•
During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

We calculate the MAV death benefit as follows:
Contract value at death:	$20,500.00
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
Total purchase payments and purchase payment credits:	$20,000.00
minus the death benefit adjusted partial withdrawals, calculated as:
$1,500 × $20,000 =	–1,363.64
$22,000
for a death benefit of:	$18,636.36
The MAV immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals:
Greatest of your contract anniversary contract values:	$24,000.00
plus purchase payments and purchase payment credits made since that anniversary:	+0.00
minus the death benefit adjusted partial withdrawals, calculated as:
$1,500 × $24,000 =	–1,636.36
$22,000
for a death benefit of:	$22,363.64
The MAV death benefit, calculated as the greatest of these three values:		$22,363.64

RiverSource Innovations Variable Annuity — Prospectus 45

Enhanced Death Benefit (EDB)
The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow.
This is an optional benefit that you may select for an additional charge (see “Charges and Adjustments”). The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with EDB. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.
If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB rider to your contract at the time of purchase. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.
The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values less any purchase payment credits applied within 12 months of the date of death , minus any applicable rider charges:
1.
contract value;
2.
total purchase payments plus purchase payment credits applied to the contract minus adjusted partial withdrawals;
3.
the maximum anniversary value immediately preceding the date of death plus any purchase payments and purchase payment credits applied to the contract since that anniversary minus adjusted partial withdrawals since that anniversary; or
4.
the 5% rising floor.
5% rising floor: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:
•
the amounts allocated to the subaccounts at issue increased by 5%,
•
plus any subsequent amounts allocated to the subaccounts,
•
minus adjusted transfers and partial withdrawals from the subaccounts.
Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary’s variable account floor. We stop adding this amount after you or the annuitant reach age 81.
5% rising floor adjusted transfers or partial withdrawals	=	PWT × VAF
SV

PWT	=	the amount by which the contract is reduced as a result of the partial withdrawal or transfer from the subaccounts.
VAF	=	variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV	=	value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.
Example
•
You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.
•
On the first contract anniversary the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200.
•
During the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

The death benefit is calculated as follows:
Contract value at death:	$22,800.00
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
Total purchase payments and purchase payment credits:	$25,000.00
minus adjusted partial withdrawals, calculated as:
$1,500 × $25,000 =	–1,543.21
$24,300
for a return of purchase payments death benefit of:	$23,456.79

46 RiverSource Innovations Variable Annuity — Prospectus

The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
The MAV on the immediately preceding anniversary:	$25,000.00
plus purchase payments and purchase payment credits made since that anniversary:	+0.00
minus adjusted partial withdrawals made since that anniversary, calculated as:
$1,500 × $25,000 =	–1,543.21
$24,300
for a MAV death benefit of:	$23,456.79
The 5% rising floor:
The variable account floor on the first contract anniversary, calculated as: 1.05 x $20,000 =	$21,000.00
plus amounts allocated to the subaccounts since that anniversary:	+0.00
minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
$1,500 × $21,000 =	–1,657.89
$19,000
variable account floor benefit:	$19,342.11
plus the one-year fixed account value:	+5,300.00
5% rising floor (value of the GPAs, one-year fixed account and the variable account floor):	$24,642.11
EDB, calculated as the greatest of these three values, which is the 5% rising floor:		$24,642.11
If You Die Before Your Retirement Date
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled. Death claim requirements generally include due proof of death and will be detailed in the claim materials we send upon notification of death.
Nonqualified annuities
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)
If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•
the beneficiary elects in writing, and payouts begin no later than one year after your death, or other date as permitted by the IRS; and
•
the payout period does not extend beyond the beneficiary’s life or life expectancy.
Qualified annuities
The information below has been revised to reflect proposed regulations issued by the Internal Revenue Service that describe the requirements for required minimum distributions when a person or entity inherit assets held in an IRA, 403(b) or qualified retirement plan. This proposal is not final and may change. Contract owners are advised to work with a tax professional to understand their required minimum distribution obligations under the proposed regulations and federal law.  The proposed regulations can be found in the Federal Register, Vol. 87, No. 37, dated Thursday, February 24, 2022.
•
Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 73. If you attained age 73 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

RiverSource Innovations Variable Annuity — Prospectus 47

Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)
•
Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs on or after Jan. 1, 2020, the beneficiary is required to withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death unless they qualify as an “eligible designated beneficiary.” Your beneficiary may be required to take distributions during the 10-year period if you died after your Required Beginning Date. Eligible designated beneficiaries may continue to take proceeds out over your life expectancy if you died prior to your Required Beginning Date or over the greater of your life expectancy or their life expectancy if you died after your Required Beginning Date. Eligible designated beneficiaries include the surviving spouse: the surviving spouse;
•
a lawful child of the owner under the age of 21 (remaining amount must be withdrawn by the earlier of the end of the year the minor turns 31 or end of the 10th year following the minor's death);disabled within the meaning of Code section 72(m)(7);
•
chronically ill within the meaning of Code section 7702B(c)(2);
•
any other person who is not more than 10 years younger than the owner.
However, non-natural beneficiaries, such as estates and charities, are subject to a five-year rule to distribute the IRA if you died prior to your Required Beginning Date.
We will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under a payout plan available under this contract and:
•
the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•
the payout period does not extend beyond December 31 of the 10th year following your death or the applicable life expectancy for an eligible designated beneficiary.
•
Spouse and Non-spouse beneficiary: If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or annuitize the contract to deplete it within 10 years of your beneficiary’s death
•
Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary may continue depending on the annuity payout plan you elect, subject to adjustment to comply with the IRS rules and regulations.
How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the contract’s maturity date (the latest day on which income payments may begin under the contract) or 2) the date the death benefit is due and payable. If a contract matures or we determine a death benefit is payable, we will use our best efforts to locate you or designated beneficiaries. If we are unable to locate you or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your address or beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.
For nonqualified deferred annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner.
Optional Benefits
The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products

48 RiverSource Innovations Variable Annuity — Prospectus

as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.
Optional Living Benefits
Guaranteed Minimum Income Benefit Rider (GMIB)
There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:
•
you must hold the GMIB for 7 years,
•
the GMIB rider terminates* 30 days following the contract anniversary after the annuitant’s 86th birthday,
•
you can only exercise the GMIB within 30 days after a contract anniversary, and
•
there are additional costs associated with the rider.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.
If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.
If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your investment professional whether either GMIB rider option is appropriate for your situation.
The amount of the fee is determined by the GMIB rider option you select (see “Charges and Adjustments – Optional Benefit Charges – Guarantee Minimum Income Benefit Rider (GMIB) Fee”). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.
In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.
Investment selection: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in Columbia Variable Portfolio – Government Money Market Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.
You may select one of the following GMIB rider options:
•
GMIB – Maximum Anniversary Value (MAV); or
•
GMIB – 6% Rising Floor.
GMIB – MAV
GMIB benefit base:
If the GMIB – MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:
1.
contract value;
2.
total purchase payments and purchase payment credits minus adjusted partial withdrawals; or
3.
the MAV.

RiverSource Innovations Variable Annuity — Prospectus 49

MAV is a value we calculate on the first contract anniversary as the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary’s MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.
Keep in mind, the MAV is limited at age 81.
We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB – MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.
For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:
PMT × CVG
ECV

PMT	=	each purchase payment and purchase payment credit made in the five years before you exercise the GMIB – MAV.
CVG	=	current contract value at the time you exercise the GMIB – MAV.
ECV	=
the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

Exercising the GMIB – MAV:
•
you may only exercise the GMIB – MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.
•
the annuitant must be between 50 and 86 years old on the date the rider is exercised.
•
you can only take an annuity payout under one of the following annuity payout plans:
–
Plan A – Life Annuity – no refund
–
Plan B – Life Annuity with ten years certain
–
Plan D – Joint and last survivor life annuity — no refund
•
You may change the annuitant for the payouts.
When you exercise your GMIB – MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.
First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:
Pt-1 (1 + i)	= Pt
1.05

Pt–1	=	prior annuity payout
Pt	=	current annuity payout
i	=	annualized subaccount performance
Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.
The GMIB – MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB – MAV annuity purchase described above. If the GMIB benefit base is greater than the contract

50 RiverSource Innovations Variable Annuity — Prospectus

value, the GMIB – MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB – MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB – MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB – MAV, you will receive the higher standard payout. The GMIB – MAV does not create contract value or guarantee the performance of any investment option.
Terminating the GMIB – MAV:
•
You may terminate the GMIB – MAV within 30 days after the first rider anniversary.
•
You may terminate the GMIB – MAV any time after the seventh rider anniversary.
•
The GMIB – MAV will terminate on the date:
–
you make a full withdrawal from the contract;
–
a death benefit is payable; or
–
you choose to begin taking annuity payouts under the regular contract provisions.
•
The GMIB – MAV will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.
Example
•
You purchase the contract during the 2004 calendar year with a payment of $100,000 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.
•
There are no additional purchase payments and no partial withdrawals.
•
Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.
•
Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

Contract anniversary	Contract value	Purchase payments	MAV	GMIB benefit base
1	$107,000	$101,000	$107,000
2	125,000	101,000	125,000
3	132,000	101,000	132,000
4	150,000	101,000	150,000
5	85,000	101,000	150,000
6	120,000	101,000	150,000
7	138,000	101,000	150,000	$150,000
8	152,000	101,000	152,000	152,000
9	139,000	101,000	152,000	152,000
10	126,000	101,000	152,000	152,000
11	138,000	101,000	152,000	152,000
12	147,000	101,000	152,000	152,000
13	163,000	101,000	163,000	163,000
14	159,000	101,000	163,000	163,000
15	215,000	101,000	215,000	215,000
NOTE: The MAV value is limited at age 81 but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.
If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:
Contract anniversary at exercise	GMIB benefit base	Plan A – life annuity – no refund	Minimum Guaranteed Monthly Income
			Plan B – life annuity with ten years certain	Plan D – joint and last survivor life annuity – no refund
10	$152,000 (MAV)	$784.32	$763.04	$627.76

RiverSource Innovations Variable Annuity — Prospectus 51

Contract anniversary at exercise	GMIB benefit base	Plan A – life annuity – no refund	Minimum Guaranteed Monthly Income
			Plan B – life annuity with ten years certain	Plan D – joint and last survivor life annuity – no refund
15	215,000 (Contract Value = MAV)	1,268.50	1,210.45	982.55
The payouts above are based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:
Contract anniversary at exercise	Contract value	Plan A – life annuity – no refund	Plan B – life annuity with ten years certain	Plan D – joint and last survivor life annuity – no refund
10	$126,000	$650.16	$632.52	$520.38
15	215,000	1,268.50	1,210.45	982.55
In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB – MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.
Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.
GMIB – 6% Rising Floor
GMIB benefit base:
If the GMIB – 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:
1.
contract value;
2.
total purchase payments and purchase payment credits minus adjusted partial withdrawals; or
3.
the 6% rising floor.
6% rising floor: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:
•
the initial purchase payments and purchase payment credits allocated to the subaccounts increased by 6%;
•
plus any subsequent amounts allocated to the subaccounts; and
•
minus adjusted transfers or partial withdrawals from the subaccounts.
Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary’s variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.
Keep in mind that the 6% rising floor is limited at age 81.
We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:
•
subtract each payment adjusted for market value from the contract value.
•
subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

52 RiverSource Innovations Variable Annuity — Prospectus

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:
PMT × CVG
ECV

PMT	=	each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.
CVG	=	current contract value at the time you exercise the GMIB.
ECV	=
the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:
PMT	x	(1.06)CY

CY	=	the full number of contract years the payment has been in the contract
Exercising the GMIB – 6% Rising Floor:
•
you may only exercise the GMIB – 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.
•
the annuitant must be between 50 and 86 years old on the date the rider is exercised.
•
you can only take an annuity payout under one of the following annuity payout plans:
–
Plan A – Life Annuity – no refund
–
Plan B – Life Annuity with ten years certain
–
Plan D – Joint and last survivor life annuity – no refund
•
You may change the annuitant for the payouts.
When you exercise your GMIB – 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.
First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:
Pt-1 (1 + i)	= Pt
1.05

Pt–1	=	prior annuity payout
Pt	=	current annuity payout
i	=	annualized subaccount performance
Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.
The GMIB – 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB – 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB – 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB – 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB – 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB – 6% Rising Floor, you will receive the higher standard payout. The GMIB – 6% Rising Floor does not create contract value or guarantee the performance of any investment option.
Terminating the GMIB – 6% Rising Floor:
•
You may terminate the GMIB – 6% Rising Floor within 30 days after the first rider anniversary.

RiverSource Innovations Variable Annuity — Prospectus 53

•
You may terminate the GMIB – 6% Rising Floor any time after the seventh rider anniversary.
•
The GMIB – 6% Rising Floor will terminate on the date:
—
you make a full withdrawal from the contract;
—
a death benefit is payable; or
•
you choose to begin taking annuity payouts under the regular contract provisions.
•
The GMIB – 6% Rising Floor will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.
Example
•
You purchase the contract during the 2004 calendar year with a payment of $100,000 and you allocate all of your purchase payment to the subaccounts.
•
There are no additional purchase payments and no partial withdrawals.
•
Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.
Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:
Contract anniversary	Contract value	Purchase payments	6% rising floor	GMIB benefit base
1	$107,000	$100,000	$106,000
2	125,000	100,000	112,360
3	132,000	100,000	119,102
4	150,000	100,000	126,248
5	85,000	100,000	133,823
6	120,000	100,000	141,852
7	138,000	100,000	150,363	$150,363
8	152,000	100,000	159,388	159,388
9	139,000	100,000	168,948	168,948
10	126,000	100,000	179,085	179,085
11	138,000	100,000	189,830	189,830
12	147,000	100,000	201,220	201,220
13	215,000	100,000	213,293	215,000
14	234,000	100,000	226,090	234,000
15	240,000	100,000	239,655	240,000
NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB – 6% Rising Floor.
If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:
Contract anniversary at exercise	GMIB benefit base	Plan A – life annuity – no refund	Minimum Guaranteed Monthly Income
			Plan B – life annuity with ten years certain	Plan D – joint and last survivor life annuity – no refund
10	$179,085 (6% Rising Floor)	$872.14	$850.65	$691.27
15	240,000 (Contract Value)	1,346.40	1,286.40	1,034.40
The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:
Contract anniversary at exercise	Contract value	Plan A – life annuity – no refund	Plan B – life annuity with ten years certain	Plan D – joint and last survivor life annuity – no refund
10	$126,000	$650.16	$632.52	$520.38

54 RiverSource Innovations Variable Annuity — Prospectus

Contract anniversary at exercise	Contract value	Plan A – life annuity – no refund	Plan B – life annuity with ten years certain	Plan D – joint and last survivor life annuity – no refund
15	240,000	1,416.00	1,351.20	1,096.80
In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB – 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.
Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.
Performance Credit Rider (PCR)
The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see “Charges and Adjustments”). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.
If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select the GMIB rider option. In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year’s purchase payments and purchase payment credits.
Investment selection under the PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the Columbia Variable Portfolio – Government Money Market Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.
Target value: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year’s purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary’s target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.
Target value adjusted partial withdrawals	=	PW × TV
CV

PW	=	the partial withdrawal including any applicable withdrawal charge or MVA.
TV	=	the target value on the date of (but prior to) the partial withdrawal.
CV	=	contract value on the date of (but prior to) the partial withdrawal.

RiverSource Innovations Variable Annuity — Prospectus 55

Exercising the PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:
Option A) You may choose to accept a PCR credit to your contract equal to:
5%	×	(PP – PCRPW – PP5)

PP	=	total purchase payments and purchase payment credits.
PCRPW	=
PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see
Appendix B.

PP5	=
purchase payments and purchase payment credits made in the prior five years. We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

Option B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).
We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.
If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year’s payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.
PCR reset: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year’s payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.
Terminating the PCR
•
You may terminate the PCR within 30 days following the first rider anniversary.
•
You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.
•
The PCR will terminate on the date:
–
you make a full withdrawal from the contract,
–
that a death benefit is payable, or
–
you choose to begin taking annuity payouts.
Example
•
You purchase the contract with a payment of $100,000 and we add a $1,000 purchase payment credit to the contract
•
There are no additional purchase payments and no partial withdrawals
•
On the tenth contract anniversary, the contract value is $200,000
•
We determine the target value on the tenth contract anniversary as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 × (1.072)10 = $101,000 × 2.00423 = $202,427.
Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:
5% × (PP – PCRPW – PP5) = 0.05 × ($101,000 – 0 – 0) = $5,050.
After application of the PCR credit, your total contract value would be $205,050.
•
During the eleventh contract year, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR

56 RiverSource Innovations Variable Annuity — Prospectus

credit we added to your contract on the tenth contract anniversary ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to determine your monthly annuity payout amount.
•
If you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on the tenth contract anniversary with the target values first year’s payments equal to $205,050. We would make the next PCR credit determination on the twentieth contract anniversary.
Optional Death Benefits
Benefit Protector Death Benefit Rider (Benefit Protector)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. The Benefit Protector does not provide any additional benefit before the first rider anniversary.
If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus rider.
Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.
The Benefit Protector provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•
the applicable death benefit
•
40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or
•
15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.
Earnings at death: This is determined by taking the current death benefit, and subtracting any purchase payments not previously withdrawn. Partial withdrawals reduce earnings before reducing purchase payments in the contract. This determines how much of the applicable death benefit is made up of contract earnings. We set maximum earnings at death of 250% of purchase payments not previously withdrawn that are one or more years old. Earnings at death cannot be less than zero.
Terminating the Benefit Protector
•
You may terminate the rider within 30 days of the first rider anniversary.
•
You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•
The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.
Example of the Benefit Protector
•
You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.
•
During the first contract year the contract value grows to $105,000. The MAV death benefit equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.
•
On the first contract anniversary the contract value grows to $110,000. The death benefit equals:

MAV death benefit (contract value):	$110,000
plus the Benefit Protector benefit which equals 40% of earnings at death
(MAV death benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000

RiverSource Innovations Variable Annuity — Prospectus 57

•
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV death benefit (MAV):	$110,000
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:

MAV death benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($57,619 – $55,000) =	+1,048
Total death benefit of:	$58,667
•
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
•
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old.

The death benefit equals:
MAV death benefit (contract value):	$200,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000
Total death benefit of:	$255,000
•
During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:

MAV death benefit (contract value less any purchase payment credits added in the last 12 months):	$249,500
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000
Total death benefit of:	$304,500
•
During the eleventh contract year the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:

MAV death benefit (contract value):	$250,000
plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000
Total death benefit of:	$308,000
If your spouse is the sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for “purchase payments not previously withdrawn” used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.
NOTE: For special tax considerations associated with the Benefit Protector, see “Taxes.”
Benefit Protector Plus Death Benefit Rider (Benefit Protector Plus)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector Plus provides reduced benefits if you

58 RiverSource Innovations Variable Annuity — Prospectus

or the annuitant are age 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.
If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector rider. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.
The Benefit Protector Plus provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•
the benefits payable under the Benefit Protector described above, plus
•
a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:
Rider Year	Percentage if you and the annuitant are under age 70 on the rider effective date	Percentage if you or the annuitant are age 70 or older on the rider effective date
One and Two	0%	0%
Three and Four	10%	3.75%
Five or more	20%	7.5%
Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:
•
the applicable death benefit (see “Benefits in Case of Death”), plus:

Rider Year	If you and the annuitant are under age 70 on the rider effective date, add…	If you or the annuitant are age 70 or older on the rider effective date, add…
One	Zero	Zero
Two	40% × earnings at death (see above)	15% × earnings at death
Three & Four	40% × (earnings at death + 25% of initial purchase payment*)	15% × (earnings at death + 25% of initial purchase payment*)
Five or more	40% × (earnings at death + 50% of initial purchase payment*)	15% × (earnings at death + 50% of initial purchase payment*)
*
Initial purchase payments are payments made within 60 days of rider issue not previously withdrawn.
Terminating the Benefit Protector Plus
•
You may terminate the rider within 30 days of the first rider anniversary.
•
You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•
The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.
Example of the Benefit Protector Plus
•
You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.
•
During the first contract year the contract value grows to $105,000. The death benefit equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.
•
On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:

MAV death benefit (contract value):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000

RiverSource Innovations Variable Annuity — Prospectus 59

•
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV death benefit (MAV):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($110,000 – $100,000) =	+4,000
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.10 × $100,000 =	+10,000
Total death benefit of:	$124,000
•
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:

MAV death benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($57,619 – $55,000) =	+1,048
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.10 × $55,000 =	+5,500
Total death benefit of:	$64,167
•
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit paid during the third contract year. The reduction in contract value has no effect.
•
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

MAV death benefit (contract value):	$200,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.20 × $55,000 =	+11,000
Total death benefit of:	$266,000
•
During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:

MAV death benefit (contract value less any purchase payment credits added in the last 12 months):	$249,500
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.20 × $55,000 =	+11,000
Total death benefit of:	$315,500
•
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:

MAV death benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.20 × $55,000 =	+11,000
Total death benefit of:	$319,000

60 RiverSource Innovations Variable Annuity — Prospectus

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see “Benefits in Case of Death”).
NOTE: For special tax considerations associated with the Benefit Protector Plus, see “Taxes.”
The Annuity Payout Period
As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. Currently, we make annuity payments on a monthly, quarterly, semi-annually and annual basis. Assuming the initial payment is on the same date, more frequent payments will generally result in higher total payments over the year. As discussed below, certain annuity payout options have a “guaranteed period,” during which payments are guaranteed to continue. Longer guaranteed periods will generally result in lower monthly annuity payment amounts. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
We do not deduct any withdrawal charges upon retirement but withdrawal charges may apply when electing to exercise liquidity features we may make available under certain fixed annuity payout options.
You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes – Nonqualified Annuities – Annuity payouts” and “Taxes – Qualified Annuities – Annuity payouts.” If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.
Amounts of fixed and variable payouts depend on:
•
the annuity payout plan you select;
•
the annuitant’s age and, in most cases, sex;
•
the annuity table in the contract; and
•
the amounts you allocated to the accounts at settlement.
In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts generally remain the same from month to month unless you have elected an option providing for increasing payments.
For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract – Transfer Policies.”
Annuity Tables
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)
Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.
Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

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Annuity Payout Plans
We make available variable annuity payouts where payout amounts will vary based on the performance of the variable account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before the retirement date. Generally, you may select one of the Plans A through E below or another plan agreed to by us.
•
Plan A – Life annuity – no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.
•
Plan B – Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period in the event the annuitant dies before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.
•
Plan C – Life annuity – installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.
•
Plan D – Joint and last survivor life annuity – no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.
•
Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining payouts and pay it to you in a lump sum.
For Plan A, if the annuitant dies before the initial payment, no payments will be made. For Plan B, if the annuitant dies before the initial payment, the payments will continue for the guaranteed payout period. For Plan C, if the annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both annuitants die before the initial payment, no payments will be made; however, if one annuitant dies before the initial payment, the payments will continue until the death of the surviving annuitant.
In addition to the annuity payout plans described above, we may offer additional payout plans. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features will result in payouts ceasing.
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number. For annuity payment plans that do not involve lifetime income, the length of the guaranteed period will affect the amount of each payment. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
Utilizing a liquidity feature to withdraw the underlying value of remaining payouts may result in the assessment of a withdrawal charge (See “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”) or a 10% IRS penalty tax. (See “Taxes.”)
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number.
Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
•
in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or
•
over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

62 RiverSource Innovations Variable Annuity — Prospectus

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.
Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect. Payments to beneficiaries are subject to adjustment to comply with the IRS rules and regulations.
Taxes
Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.
Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.
Annuity payouts: Generally, unlike withdrawals described below, the income taxation of annuity payouts is subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity – no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Withdrawals: Generally, if you withdraw all or part of your nonqualified annuity your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.
You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59½ unless certain exceptions apply.
Withholding: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you have a valid U.S. address and payments are delivered inside the United States, you may be able to elect not to have federal income tax withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.

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Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow you to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Federal and state tax withholding rules are subject to change. Annuity payouts and surrenders are subject to the tax withholding rules in effect at the time that they are made, which may differ from the rules described above.
Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death – If You Die Before the Retirement Date”).
Net Investment Income Tax: Certain investment income of high-income individuals (as well as estates and trusts) is subject to a 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.
Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (non-natural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until withdrawn or paid out.
Penalties: If you receive amounts from your nonqualified annuity before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
•
because of your death or in the event of non-natural ownership, the death of annuitant;
•
because you become disabled (as defined in the Code);
•
if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•
if it is allocable to an investment before Aug. 14, 1982; or
•
if annuity payouts are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the

64 RiverSource Innovations Variable Annuity — Prospectus

appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange.
Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above.
Qualified Annuities
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.
When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.
Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or 3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such payout to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.
Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Withdrawals: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such withdrawal to be directly rolled over to another eligible retirement plan such as an IRA.
Withdrawals from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period or another qualifying event such as death or disability.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions (“RMDs”) beginning at age 73. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.
Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.

RiverSource Innovations Variable Annuity — Prospectus 65

Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.
In the below situations, the distribution is subject to optional withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.
•
the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;
•
the payout is a RMD as defined under the Code;
•
the payout is made on account of an eligible hardship; or
•
the payout is a corrective distribution.
State withholding also may be imposed on taxable distributions.
Penalties: If you receive amounts from your qualified contract before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:
•
because of your death;
•
because you become disabled (as defined in the Code);
•
if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•
if the distribution is made following severance from employment during or after the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);
•
to pay certain medical or education expenses (IRAs only); or
•
if the distribution is made from an inherited IRA or others as allowed by the IRS.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Under current IRS requirements you are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death – If you Die Before the Retirement Date”).
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new withdrawal charge schedule for an annuity contract, or other product rules as applicable.
Assignment: You may not assign or pledge your qualified contract as collateral for a loan.
Other
Purchase payment credits: These are considered earnings and are taxed accordingly when withdrawn or paid out.
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59½, if applicable, on the taxable portion.
We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

66 RiverSource Innovations Variable Annuity — Prospectus

Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.
RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.
The company includes in its taxable income the net investment income derived from the investment of assets held in its subaccounts because the company is considered the owner of these assets under federal income tax law.  The company may claim certain tax benefits associated with this investment income.  These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.
Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.
If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.
Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.
After annuity payouts begin, the number of votes you have is equal to:
•
the reserve held in each subaccount for your contract; divided by
•
the net asset value of one share of the applicable fund.
As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We are the legal owner of all fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from policy owners. We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions. As a result of this proportional voting, in cases when a small number of contract owners vote, their votes will have a greater impact and may even control the outcome.
To the extent that voting rights created under applicable federal securities laws are revised or alter the voting rights described herein, we reserve the right to proceed in accordance with those laws and regulatory guidance.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
•
laws or regulations change;
•
the existing funds become unavailable; or
•
in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

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If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund), provided we obtain any required SEC and state insurance law approval. The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
•
add new subaccounts;
•
combine any two or more subaccounts;
•
transfer assets to and from the subaccounts or the variable account; and
•
eliminate or close any subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Contract
New contracts are not currently being offered.
•
Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.
•
The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments We May Make to Selling Firms
•
We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.00% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.00% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.
•
We may pay selling firms an additional sales commission of up to 1.00% of purchase payments for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.
•
In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
•
sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
•
marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
•
providing service to contract owners; and
•
funding other events sponsored by a selling firm that may encourage the selling firm’s investment professionals to sell the contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

68 RiverSource Innovations Variable Annuity — Prospectus

Sources of Payments to Selling Firms
When we pay the commissions and other compensation described above from our assets. Our assets may include:
•
revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see “Fee Table and Examples”);
•
compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds – The Funds”);
•
compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds – The Funds”); and
•
revenues we receive from other contracts we sell that are not securities and other businesses we conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
•
fees and expenses we collect from contract owners, including withdrawal charges; and
•
fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements made with selling firms can potentially:
•
give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.
•
cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•
cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.
Payments to Investment Professionals
•
The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.
•
To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.
Issuer
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts (including registered indexed linked annuity contracts) and life insurance policies.
We rely on the exemption from the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), provided by Rule 12h-7 under the 1934 Act. We are obligated to pay all amounts promised to you under the Contract, subject to our financial strength and claims paying ability.
Legal Proceedings
RiverSource Life is involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.
As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including Ameriprise Financial Services, LLC (“AFS”) and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or

RiverSource Innovations Variable Annuity — Prospectus 69

claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.
These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity.
Financial Statements
The financial statements for the RiverSource Variable Annuity Account, as well as the consolidated financial statements of RiverSource Life, are in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by calling us at 1-800-862-7919, or can be found online at www.ameriprise.com/variableannuities.

70 RiverSource Innovations Variable Annuity — Prospectus

Appendix A: Investment Options Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversource.annuityservice@ampf.com.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to maximize total return consistent with AllianceBernstein's determination of reasonable risk.	AB VPS Balanced Hedged Allocation Portfolio (Class B) AllianceBernstein L.P.	0.95%[1]	8.58%	4.14%	5.18%
Seeks long-term growth of capital.	AB VPS Large Cap Growth Portfolio (Class B) AllianceBernstein L.P.	0.90%	24.95%	15.87%	15.67%
Seeks long-term growth of capital.	AB VPS Relative Value Portfolio (Class B) AllianceBernstein L.P.	0.86%	12.76%	9.54%	9.39%
Seeks long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio (Class B) AllianceBernstein L.P.	1.16%[1]	5.96%	8.77%	9.45%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.80%	25.89%	8.28%	13.92%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3) Columbia Management Investment Advisers, LLC	0.86%[1]	15.28%	6.12%	8.75%
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 3) Columbia Management Investment Advisers, LLC	0.49%[1]	4.84%	3.53%	2.16%
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.65%	1.85%	(3.60%)	0.08%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Large Cap Growth Fund (Class 3) Columbia Management Investment Advisers, LLC	0.85%	31.19%	8.74%	17.33%

RiverSource Innovations Variable Annuity — Prospectus 71

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 3) Columbia Management Investment Advisers, LLC	0.38%	24.54%	8.52%	14.07%
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3) Columbia Management Investment Advisers, LLC	0.59%	1.44%	(2.81%)	(0.95%)
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.81%	33.45%	16.74%	13.33%
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.81%	30.07%	18.63%	16.34%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.82%	17.18%	11.06%	8.94%
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.98%	4.81%	5.50%	6.06%

72 RiverSource Innovations Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks high total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.	Franklin Global Real Estate VIP Fund - Class 2 Franklin Templeton Institutional, LLC	1.25%[1]	(0.32%)	(0.30%)	2.30%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.94%	11.27%	5.75%	5.83%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.90%[1]	11.71%	8.36%	8.17%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.	Franklin Small-Mid Cap Growth VIP Fund - Class 2 Franklin Advisers, Inc.	1.08%[1]	11.04%	9.75%	9.32%
Seeks long-term capital appreciation.	Invesco V.I. American Value Fund, Series II Shares Invesco Advisers, Inc.	1.14%	30.09%	13.40%	8.85%
Seeks long-term growth of capital.	Invesco V.I. Core Equity Fund, Series II Shares Invesco Advisers, Inc.	1.05%	25.29%	12.07%	9.15%
Seeks capital appreciation.	Invesco V.I. Discovery Large Cap Fund, Series II Shares (previously Invesco V.I. Capital Appreciation Fund, Series II Shares) Invesco Advisers, Inc.	1.05%[1]	33.82%	15.76%	12.97%
Seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares Invesco Advisers, Inc.	1.10%	23.92%	9.92%	11.29%
Seeks capital appreciation.	Invesco V.I. Global Fund, Series II Shares Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%

RiverSource Innovations Variable Annuity — Prospectus 73

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks total return	Invesco V.I. Global Strategic Income Fund, Series II Shares Invesco Advisers, Inc.	1.18%[1]	3.02%	(0.43%)	1.28%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund®, Series II Shares Invesco Advisers, Inc.	1.11%	12.41%	10.21%	8.73%
Seeks capital appreciation.	MFS® Massachusetts Investors Growth Stock Portfolio - Service Class Massachusetts Financial Services Company	0.97%[1]	15.98%	12.16%	12.91%
Seeks capital appreciation.	MFS® New Discovery Series - Service Class Massachusetts Financial Services Company	1.12%[1]	6.44%	4.71%	8.92%
Seeks total return.	MFS® Total Return Series - Service Class Massachusetts Financial Services Company	0.86%[1]	7.46%	5.89%	6.20%
Seeks total return.	MFS® Utilities Series - Service Class Massachusetts Financial Services Company	1.04%[1]	11.34%	5.61%	6.02%
Seeks capital appreciation.	Putnam VT International Equity Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	1.08%	2.97%	4.88%	4.73%
Seeks capital growth and current income.	Putnam VT Large Cap Value Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor; Sub-advisers- Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.80%	19.14%	12.45%	10.88%
Seeks capital appreciation.	Putnam VT Research Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.95%	26.28%	14.91%	13.02%
Seeks long-term capital appreciation.	Putnam VT Sustainable Leaders Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.88%	23.02%	13.72%	13.50%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund - Class 2 Templeton Investment Counsel, LLC	1.06%[1]	(1.00%)	2.60%	2.38%

74 RiverSource Innovations Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.97%[1]	7.83%	1.41%	6.11%
1
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
The following is a list of investment options that earn fixed interest for a specified term currently available under the contract. We may change the features of the fixed interest options listed below and terminate existing options. We will provide you with written notice before doing so. Depending on the optional benefits you choose, you may not be able to invest in certain fixed investment options. See “The ‘Nonunitized’ Separate Account and the Guarantee Period Accounts (GPAs)” and “The One-Year Fixed Account” in the prospectus for more information about the fixed interest investment options.
Note: A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period. This may result in a significant reduction in your contract value. See “Charges and Adjustments – Adjustments –Market Value Adjustments” in the prospectus for more information about the MVA.
Name	Term	Minimum Guaranteed Interest Rate*
2 Year Guarantee Period Account	2 Years	0.00% or 3.00%
3 Year Guarantee Period Account	3 Years	0.00% or 3.00%
4 Year Guarantee Period Account	4 Years	0.00% or 3.00%
5 Year Guarantee Period Account	5 Years	0.00% or 3.00%
6 Year Guarantee Period Account	6 Years	0.00% or 3.00%
7 Year Guarantee Period Account	7 Years	0.00% or 3.00%
8 Year Guarantee Period Account	8 Years	0.00% or 3.00%
9 Year Guarantee Period Account	9 Years	0.00% or 3.00%
10 Year Guarantee Period Account	10 Years	0.00% or 3.00%

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below or terminate existing Fixed Options. We will provide you with written notice before doing so.
Note: If amounts are withdrawn from a Fixed Option before the end of its term, we will not apply a contract adjustment.

Name	Term	Contract Issue Year	Minimum Guaranteed Interest Rate*
One-Year Fixed Account	1 Year	2002	3.00%
		2003	1.50% or 2.00%/3.00%† or 3.00%
		2004	1.50% or 2.00% or 2.00%/3.00%† or 3.00%

RiverSource Innovations Variable Annuity — Prospectus 75

Name	Term	Contract Issue Year	Minimum Guaranteed Interest Rate*
Special DCA Fixed Account	6 Months	2002	3.00%
		2003	1.50% or 2.00%/3.00%† or 3.00%
		2004	1.50% or 2.00% or 2.00%/3.00%† or 3.00%
Special DCA Fixed Account	1 Year	2002	3.00%
		2003	1.50% or 2.00%/3.00%† or 3.00%
		2004	1.50% or 2.00% or 2.00%/3.00%† or 3.00%
*
Minimum guaranteed interest rates vary by Issue State and Issue Date. See your Contract Data Page for your applicable minimum guaranteed interest rate.
†
2.00% for 10 years and 3.00% thereafter

76 RiverSource Innovations Variable Annuity — Prospectus

Appendix B: Performance Credit Rider Adjusted Partial Withdrawal
Step one:
For each withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):
RPA	=	Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.
NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.
RPA adjusted partial withdrawals	=	PW × RPA
CV

PW	=	the partial withdrawal including any applicable withdrawal charge or MVA.
CV	=	the contract value on the date of (but prior to) the partial withdrawal.
RPA	=	the remaining premium amount on the date of (but prior to) the partial withdrawal.
Step two:
For each withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):
EPA	=
Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.
EPA adjusted partial withdrawals	=	PW × EPA	×	EPA
		CV		RPA

PW	=	the partial withdrawal including any applicable withdrawal charge or MVA.
CV	=	the contract value on the date of (but prior to) the partial withdrawal.
EPA	=	the eligible premium amount on the date of (but prior to) the partial withdrawal.
RPA	=	the remaining premium amount on the date of (but prior to) the partial withdrawal.
Step three:
The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the sum of each EPA adjusted partial withdrawal.
Example: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.
•
You purchase the contract with an initial purchase payment of $100,000.
•
On the sixth contract anniversary you make an additional purchase payment in the amount of $100,000.
•
Contract values before any partial withdrawals are shown below.
•
On the third contract anniversary you make a partial withdrawal in the amount of $10,000.
•
On the eighth contract anniversary you make another partial withdrawal in the amount of $10,000.

RiverSource Innovations Variable Annuity — Prospectus 77

NOTE: The shaded portion of the table indicates the five year exclusion period.
Contract Duration in Years	Total purchase payments	Contract value
At Issue	$100,000	$100,000
1	100,000	110,000
2	100,000	115,000
3	100,000	120,000
4	100,000	115,000
5	100,000	120,000
6	200,000	225,000
7	200,000	230,000
8	200,000	235,000
9	200,000	230,000
10	200,000	235,000
Step one: For each withdrawal made within the current calculation period we calculate the RPA:
For the first partial withdrawal on the third contract anniversary:
RPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal minus the RPA
adjusted partial withdrawals for all previous partial
withdrawals = $100,000 – 0 = $100,000
RPA adjusted partial withdrawal =
$10,000 × $100,000	= $8,333
$120,000
For the second partial withdrawal on the eighth contract anniversary:
RPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal minus the RPA
adjusted partial withdrawals for all previous partial
withdrawals = $200,000 – $8,333 = $191,667
RPA adjusted partial withdrawal =
$10,000 × $191,667	= $8,156
$235,000
Step two: For each withdrawal made within the current calculation period, we calculate the EPA:
For the first partial withdrawal on the third contract anniversary:
EPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal AND the
five-year exclusion period minus the EPA adjusted partial
withdrawals for all previous partial withdrawals =
$100,000 – 0 = $100,000
EPA adjusted partial withdrawal =
$10,000 × $100,000	×	$100,000	= $8,333
$120,000		$100,000
For the second partial withdrawal on the eighth contract anniversary:
EPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal AND the
five-year exclusion period minus the EPA adjusted partial
withdrawals for all previous partial withdrawals =
$100,000 – $8,333 = $91,667
EPA adjusted partial withdrawal =
$10,000 × $91,667	×	$91,667	= $1,866
$235,000		$191,667
Step three: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.
PCRPW amount = $8,333 + $1,866 = $10,199

78 RiverSource Innovations Variable Annuity — Prospectus

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The Statement of Additional Information (SAI) includes additional information about the Contract. The SAI, dated the same date as this prospectus, is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy of the SAI, or for more information about the Contract, call us at 1-800-862-7919, visit our website at riversource.com/annuities or write to us at: 70100 Ameriprise Financial Center Minneapolis, MN 55474.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
PRO9040_12_D02_(09/25)
Reports and other information about RiverSource Variable Annuity Account and RiverSource Life Insurance Company are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000044137; C000267018
© 2008-2024 RiverSource Life Insurance Company. All rights reserved.

Prospectus
September 22, 2025
RiverSource®
Innovations Select Variable Annuity
Individual Flexible Premium Deferred Combination Fixed/Variable Annuity
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
829 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-333-3437 (Service Center) RiverSource Variable Annuity Account
This prospectus contains information that you should know before investing in the RiverSource Innovations Select Variable Annuity contracts (Contract), a flexible premium deferred combination fixed/variable annuity contracts issued by RiverSource Life Insurance Company (“RVS Life”, “we”, “us” and “our”). This prospectus describes two versions of the contracts: the Current Contract (applications signed on or after Nov. 30, 2009, subject to state availability) and the Original Contract (applications signed prior to Nov. 30, 2009, or in states where the Current Contract was unavailable). The information in this prospectus applies to all contracts unless stated otherwise. All material terms and conditions of the contracts, including material state variations and distribution channels, are described in this prospectus.
The contract allows you to invest your money in (i) available subaccounts investing in shares of underlying funds, each of which has a particular investment objective, investment strategies, fees and expenses; or (ii) the regular fixed account (Current Contract), one-year fixed account (Original Contract), special dollar cost averaging (“SDCA”) fixed account (Current Contract), dollar cost averaging (“DCA”) fixed account (Original Contract), and guarantee period accounts (“GPAs”), each of which earn fixed interest at rates that we adjust periodically and declare when you make an allocation to that account. Additional information regarding each investment option is provided in Appendix A – Investment Options Available Under the Contract.
The contract is a complex investment and involves risks, including loss of principal. The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties. If you remove money from the GPAs prior to 30 days before the end of the guarantee period, we will apply a market value adjustment (“MVA”), which may be positive or negative. You could lose up to 100% of the amount surrendered from a GPA as a result of a negative MVA. Surrenders from the contract could also reduce the amount of certain optional benefits by more than the dollar amount of the surrender, and such reductions could be significant.
An investment in the contract is subject to the risks related to RVS Life. Any obligations under the contract that exceed the assets of the separate account are subject to our financial strength and claims-paying ability.
The contracts are no longer available for new purchases. These contracts are no longer being sold and this prospectus is designed for current contract owners. In addition to the possible state variations, you should note that your Contract features and charges may vary depending on the date on which you purchased your Contract.
For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract for contract variation information and timing.
The Contract provides for purchase payment credits which we may reverse upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a surrender payment subject to a surrender charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied (see “Buying Your Contract – Purchase Payment Credits”). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.
Additional information about certain investment products, including variable annuities and market value adjusted annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

RiverSource Innovations Select Variable Annuity — Prospectus 1

2 RiverSource Innovations Select Variable Annuity — Prospectus

RiverSource Innovations Select Variable Annuity — Prospectus 3

Key Terms
These terms can help you understand details about your contract.
Accumulation unit: A measure of the value of each subaccount prior of the application of amounts to an annuity payment plan.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuitization start date: The date when annuity payments begin according to the applicable annuity payment plan (referred to as “Retirement date” in the Original Contract). Throughout this prospectus when we use the term “Annuitization start date,” it includes the term “Retirement date.”
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.
Beneficiary: The person you designate to receive benefits in case of the owner’s death (Current Contract), or owner’s or annuitant’s death (Original Contract) while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contingent annuitant (Current Contract): The person who becomes the annuitant when the current annuitant dies prior to the annuitization start date. In the case of joint ownership, one owner must also be the contingent annuitant.
Contract value: The total value of your contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Fixed Account: Part of our general account which includes the regular fixed account and the Special DCA fixed account (Current Contract) or the one-year fixed account and the DCA fixed account (Original Contract). Amounts you allocate to the fixed account earn interest rates we declare periodically.
Funds: A portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC") in which the Subaccounts invest.  May also be referred to as an underlying Fund.
Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.
Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or surrenders from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss.
Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period.
Owner (you, your): The person or persons identified in the contract as owners(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a non-natural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a non-natural person or revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust or irrevocable grantor trust, the annuitant selected should be the grantor of the trust to assure compliance with

4 RiverSource Innovations Select Variable Annuity — Prospectus

Section 72(s) of the Code. Any contract provisions that are based on the age of the owner will be based on the age of the oldest owner. Any ownership change, including continuation of the contract by your spouse under the spousal continuation provision of the contract, redefines “owner”, “you” and “your”.
Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:
•
Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code
•
Roth IRAs including inherited Roth IRAs under Section 408A of the Code
•
Simplified Employee Pension (SEP) plans under Section 408(k) of the Code
•
Custodial and investment only plans under Section 401(a) of the Code
•
Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code
A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.
All other contracts are considered nonqualified annuities.
Rider effective date: The date a rider becomes effective as stated in the rider.
Separate Account: An insulated segregated account, the assets of which are invested solely in an underlying Fund. We call this the Variable Account.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Subaccount: A division of the Variable Account, each of which invests in one Fund.
Surrender value: The amount you are entitled to receive if you make a full surrender from your contract (referred to as “Withdrawal value” in the Original Contract). It is the contract value minus any applicable charges, plus any positive or negative market value adjustment. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable Account: Refers to the RiverSource Variable Annuity Account, a Separate Account established to hold contract owners’ assets allocated to the Subaccounts, each of which invests in a particular Fund.
Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract (referred to as “Surrender value” in the Current Contract). It is the contract value minus any applicable charges, plus any positive or negative market value adjustment. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”.

RiverSource Innovations Select Variable Annuity — Prospectus 5

Overview of the Contract
Purpose: The purpose of the contracts is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments.
We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations.
The contracts offer various optional features and benefits that may help you achieve financial goals.
It may be appropriate for you if you have a long-term investment horizon and your financial goals are consistent with the terms and conditions of the contract.
It is not intended for investors whose liquidity needs require frequent surrenders in excess of free amount. If you plan to manage your investment in the contract by frequent or short-term trading, the contract is not suitable for you.
Phases of the Contract:
The contracts have two phases: the Accumulation Phase and the Income Phase.
Accumulation Phase. During the Accumulation Phase, you make purchase payments by investing in: available Subaccounts, each of which has a particular investment objective, investment strategies, fees and expenses; the regular fixed account (Current Contract), one-year fixed account (Original Contract), special dollar cost averaging (“SDCA”) fixed account (Current Contract), dollar cost averaging (“DCA”) fixed account (Original Contract), and GPAs which earn interest at rates that we adjust periodically and declare when you make an allocation to that account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. The GPAs have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to them. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is surrendered or transferred more than thirty days before the end of its guarantee period. You may be able to purchase an optional benefit to reduce the investment risk you assume under your contract.
A list of investment options and additional information regarding each investment option available under the contract is provided in Appendix A – Investment Options Available Under the Contract.
If you have one of the Guaranteed withdrawal benefit riders, you can surrender a guaranteed amount from the contract during the Accumulation phase. The amount of money you accumulate under your contract depends (in part) on the performance of the Subaccounts you choose or the rates you earn on allocations to the regular fixed account (Current Contract), one-year fixed account (Original Contract), special dollar cost averaging (“SDCA”) fixed account (Current Contract), dollar cost averaging (“DCA”) fixed account (Original Contract), and GPAs. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period. You could lose up to 100% of the amount surrendered from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early surrenders,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) surrenders (including full and partial surrenders, systematic surrenders, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. You may transfer money between investment options during the Accumulation Phase, subject to certain restrictions. Your contract value impacts the value of your contract’s benefits during the Accumulation Phase, including any optional benefits, as well as the amount available for surrender, annuitization and death benefits.
Income Phase. The Income Phase begins when you (or your beneficiary) choose to annuitize the contract. You can apply your contract value(less any applicable premium tax and/or other charges) to an annuity payout plan that begins on the annuitization start date or any other date you elect. You may choose from a variety of plans that can help meet your retirement or other income needs. We can make payouts on a fixed or variable basis, or both. You cannot take surrenders of contract value or surrender the contract during the Income Phase.
All optional death benefits terminate after the annuitization start date. All optional living benefits terminate after the annuitization start unless you chose the Guaranteed Withdrawal Benefit Annuity Payout Option or Remaining Benefit Annuity Payout Option
Contract features:
•
Contract Classes. This prospectus describes two contracts. Each contract has different expenses. For the Current Contract, available for applications signed on or after Nov.30, 2009, the combination of death benefit guarantee and surrender charge schedule determines the mortality and expense risk fees. For the Original Contracts, available for applications signed prior to Nov.30, 2009, the combination of the death benefit guarantee, surrender charge schedule, tax qualification, and application signed date determines the mortality and expense risk fees.

6 RiverSource Innovations Select Variable Annuity — Prospectus

•
•
Purchase Payment Credits. The Contracts provide for purchase payment credits which we may reverse under certain circumstances. Expenses may be higher and surrender charges may be higher and longer for contracts with purchase payment credits than for contracts without such credits. The amount of the credit may be more than offset by additional charges associated with the credit. (See “Buying Your Contract – Purchase Payment Credits”).
•
Death Benefits. If you die during the Accumulation Phase, we will pay to your beneficiary or beneficiaries an amount at least equal to the contract value. You may have elected one of the optional death benefits under the contract for an additional fee. Death benefits must be elected at the time that the contract is purchased. Each optional death benefit is designed to provide a greater amount payable upon death. After the death benefit is paid, the contract will terminate.
•
Optional Living Benefits. You may have elected one of the optional living benefits under the contract for an additional fee. Guaranteed withdrawal benefit riders are designed to provide a guaranteed income stream that may last as long as you live, subject to you following the rules of the rider. In this prospectus we use the term “SecureSource series” to refer to SecureSource Stages rider, SecureSource Stages 2 rider, SecureSource rider and SecureSource 20 rider. The Accumulation Protector Benefit rider provides a guaranteed contract value at the end of a specified Waiting Period. Guaranteed Minimum Income Benefit riders are designed to provide a guaranteed minimum lifetime income, regardless of the volatility inherent in the investments in the Subaccounts.
•
Surrenders. You may surrender all or part of your contract value at any time during the Accumulation Phase. If you request a full surrender, the contract will terminate. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty that may apply if you surrender prior to reaching age 59½) and may have other tax consequences. Early surrenders of contract value invested in a GPA are subject to an MVA and could result in a significant negative contract adjustment. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”.
•
Tax Treatment. You can transfer money between Subaccounts, the regular Fixed Account and GPAs without tax implications, and earnings (if any) on your investments are generally tax-deferred. Generally, earnings are not taxed until they are distributed, which may occur when making a surrender, upon receiving an annuity payment, or upon payment of the death benefit.
Additional Services:
•
Dollar Cost Averaging Programs. Automated Dollar Cost Averaging allows you, at no additional cost, to transfer a set amount monthly between Subaccounts or from the regular fixed account (Current Contract), one-year fixed account (Original Contract), special dollar cost averaging (“SDCA”) fixed account (Current Contract), dollar cost averaging (“DCA”) fixed account (Original Contract), to one or more eligible Subaccounts. Special Dollar Cost Averaging (SDCA), only available for new purchase payments, allows the systematic transfer from the Special DCA fixed account(Current Contract) to one or more eligible Subaccounts over a 6 or 12 month period.
•
Asset Rebalancing. Allows you, at no additional cost, to automatically rebalance the Subaccount portion of your contract value on a periodic basis.
•
Automated Partial Surrenders. An optional service allowing you to set up automated partial surrenders from the GPAs, regular fixed account (Current Contract), one-year fixed account (Original Contract), special dollar cost averaging (“SDCA”) fixed account (Current Contract), dollar cost averaging (“DCA”) fixed account (Original Contract), or the Subaccounts.
•
Electronic Delivery. You may register for the electronic delivery of your current prospectus and other documents related to your contract.

RiverSource Innovations Select Variable Annuity — Prospectus 7

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS	Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
In addition to the surrender charge, we may reverse a purchase payment credit upon certain surrenders within 12 months of when the purchase payment credit was applied. Each contract provides for different surrender charge periods and percentages.
Current Contract. You may select either a ten-year, seven-year or five-year surrender charge schedule at the time of application. If you select a ten-year, seven-year or five-year surrender charge schedule and you make an early surrender, you may be assessed a surrender charge of up to 8% of the purchase payment surrendered. For example, if you make an early surrender, you could pay a surrender charge of up to $8,000 on a
$100,000 investment. This loss will be greater if there is a negative MVA, taxes, or tax penalties.
Original Contract. You may select either a seven-year or five-year surrender charge schedule at the time of application. If you select a seven-year or five-year surrender charge schedule, you may be assessed a surrender charge of up to 8% of the purchase payment surrendered. For example, if you make an early surrender, you could pay a surrender charge of up to
$8,000 on a $100,000 investment. This loss will be greater if there is a negative MVA, taxes, or tax penalties.
A positive or negative MVA is assessed if any portion of a GPA is surrendered or transferred more than 30 days before the end of its guarantee period. You could lose up to 100% of the amount surrendered from a GPA as a result of a negative MVA.
For example, if you allocate $100,000 to a GPA with a 3-year guarantee period and later surrender the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a surrender charge, taxes, and tax penalties.
The following transactions when applied to a GPA, which we refer to as
"early surrenders", are subject to an MVA when they occur more than
30 days prior to the end of the guarantee period, unless an exception applies: (i) surrenders (including full and partial surrenders, systematic withdrawals, and required minimum distributions), (ii) transfers, and
(iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease
it.
Fee Table and Examples Charges and Adjustments – Transaction Expenses – Surrender Charge Charges and Adjustments – Adjustments – Market Value Adjustments
Are There Transaction Charges?	No. Other than surrender charges and negative MVAs, we do not assess any transaction charges.

8 RiverSource Innovations Select Variable Annuity — Prospectus

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Statutory Prospectus
Are There Ongoing Fees and Expenses?
Yes. The table below describes the current fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table and Examples Charges and Adjustments – Annual Contract Expenses Appendix A: Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1) (varies by surrender charge schedule, death benefit option, tax qualification, application signed date, and size of Contract value)	1.01%	2.01%
	Fund options (Funds fees and expenses)(2)	0.38%	2.44%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)(3)	0.25%	1.75%
(1) As a percentage of average daily subaccount value. Includes the Mortality and Expense
Fee, Variable Account Administrative Charge, and Contract Administrative Charge.
(2) As a percentage of Fund assets.
(3) As a percentage of Contract Value or the greater of Contract Value or applicable guaranteed benefit amount (varies by optional benefit). The Minimum is a percentage of
Contract value. The Maximum is a percentage of the greater of Contract value or minimum contract accumulation value (MCAV).
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges and negative MVAs that substantially increase costs.

	Lowest Annual Cost: $1,732	Highest Annual Cost: $4,170
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract features,Fund fees and
expenses
•No optional benefits
•No additional purchase payments,
transfers or surrenders
•No sales charge
•No purchase payment credits

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract features, optional
benefits and Fund fees and
expenses
•No sales charge
•No additional purchase payments,
transfers or surrenders
•No purchase payment credits

	RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract including loss of principal.			Principal Risks of Investing in the Contract

RiverSource Innovations Select Variable Annuity — Prospectus 9

	RISKS	Location in Statutory Prospectus
Is This a Short-Term Investment?
No.
•The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•The Contracts have surrender charges, which may reduce the value of your Contract if you surrender money during the surrender charge period.
Surrenders may also reduce or terminate contract guarantees.
•Surrenders may also be subject to taxes and tax penalties.
•Surrenders from a GPA prior to 30 days before the end of the guarantee period may also result in a negative MVA. During the 30-day period ending on the last day of the guarantee period, you may choose to start a new guarantee period of the same length, transfer the contract value from the current GPA to any of the investment options available under the Contract, apply the contract value to an annuity payout plan, or surrender the value from the current GPA(all subject to applicable surrender, transfer, and annuitization provisions). If we do not receive any instructions by the end of the guarantee period, we will automatically transfer the contract value from the current GPA into the shortest GPA term available.
•The benefits of tax deferral, long-term income, and optional living benefit guarantees mean the contract is generally more beneficial to investors with a long term investment horizon.
Principal Risks of Investing in the Contract Charges and Adjustments – Transaction Expenses – Surrender Charge Charges and Adjustments – Adjustments – Market Value Adjustments
What Are the Risks Associated with the Investment Options?
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
•Each investment option, including the regular fixed account (Current
Contract), one-year fixed account (Original Contract), special dollar cost averaging (“SDCA”) fixed account (Current Contract), dollar cost averaging (“DCA”) fixed account (Original Contract), and the Guarantee
Period Accounts (GPAs) investment options has its own unique risks.
•You should review the investment options before making any investment decisions.
Principal Risks of Investing in the Contract The Variable Account and the Funds The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs) The Fixed Account
What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us. Any obligations (including under the fixed account) or guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about RiverSource
Life, including our financial strength ratings, is available by contacting us at
1-800-862-7919.
Principal Risks of Investing in the Contract The General Account

10 RiverSource Innovations Select Variable Annuity — Prospectus

	RESTRICTIONS	Location in Statutory Prospectus
Are there Restrictions on the Investment Options?
Yes.
Subject to certain restrictions, you may transfer your Contract value among the subaccounts without charge at any time before the annuitization start date, and once per contract year after the annuitization start date.
•Certain transfers out of the GPAs will be subject to an MVA.
•GPAs, the regular fixed account(Current Contract), the one-year fixed account(Original Contract) are subject to certain restrictions.
•We reserve the right to modify, restrict or suspend your transfer privileges if we determine that your transfer activity constitutes market timing.
•We reserve the right to add, remove or substitute Funds as investment options. We also reserve the right, upon notification to you, to close or restrict any Funds.
Making the Most of Your Contract – Transferring Among Accounts Substitution of Investments Optional Benefits – Investment Allocation Restrictions for Certain Benefit Riders

RiverSource Innovations Select Variable Annuity — Prospectus 11

	RESTRICTIONS	Location in Statutory Prospectus
Are There Any Restrictions on Contract Benefits?
Yes.
•Certain optional benefits limit or restrict the investment options you may select under the Contract. If you later decide you do not want to invest in those approved investment options, you must request a full surrender.
•Certain optional benefits may limit subsequent purchase payments.
•Surrenders in excess of the amount allowed under certain optional benefits may substantially reduce the benefit or even terminate the benefit.
•We may stop offering an optional benefit at any time for new sales.

Buying Your
Contract –
Purchase
Payments
Optional
Benefits –
SecureSource
Stages 2 Rider –
Important
SecureSource
Stages 2 Rider
Considerations
Appendix A:Funds
Available Under
the Optional
Benefits Offered
Under the
Contract
Appendix I: GWB
for Life Rider –
Investment
Allocation
Restrictions
Appendix J: GWB
Rider –
Investment
Allocation
Restrictions
Appendix M:
SecureSource
Rider –
Investment
Allocation
Restrictions
Appendix N:
SecureSource 20
Rider –
Investment
Allocation
Restrictions
Appendix O:
SecureSource
Stages Rider –
Investment
Allocation
Restrictions

12 RiverSource Innovations Select Variable Annuity — Prospectus

	TAXES	Location in Statutory Prospectus
What Are the Contract’s Tax Implications?
•Consult with a tax advisor to determine the tax implications of an investment in and payments and surrenders received under this
Contract.
•If you purchase the contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
•Earnings under your contract are taxed at ordinary income tax rates generally when surrendered. You may have to pay a tax penalty if you take a surrender before age 59½.
Taxes
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This financial incentive may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
About the Service Providers
Should I Exchange My Contract?
If you already own an annuity or insurance Contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a Contract you already own if you determine, after comparing the features, fees, and risks of both
Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing Contract.
Buying Your Contract – Contract Exchanges

RiverSource Innovations Select Variable Annuity — Prospectus 13

Fee Table and Examples
The following tables describe the fees, expenses and adjustments that you will pay when buying, owning and making a surrender from an investment option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you paid at the time that you bought the Contract and will pay when you make a surrender from the Contract. State premium taxes also may be deducted.
Current Contract:
(applications signed on or after Nov. 30, 2009, subject to state availability)

Transaction Expenses

Surrender Charges
Surrender charges (as a percentage of purchase payments surrendered)	Ten-year	Seven-year	Five-year
Maximum	8%	8%	8%

Ten-year schedule		Seven-year schedule		Five-year schedule
Number of completed years from date of each purchase payment*	Surrender charge percentage applied to each purchase payment	Number of completed years from date of each purchase payment*	Surrender charge percentage applied to each purchase payment	Number of completed years from date of each purchase payment*	Surrender charge percentage applied to each purchase payment
0	8%	0	8%	0	8%
1	8	1	8	1	7
2	8	2	7	2	6
3	7	3	7	3	4
4	6	4	6	4	2
5	5	5	5	5 +	0
6	4	6	3
7	3	7 +	0
8	2
9	1
10 +	0
*
According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed one day prior to the anniversary of the day each purchase payment was received.
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of contract value is removed from an investment option before the expiration of a specified period.

Adjustments

MVA Maximum Potential Loss (as a percentage of amount withdrawn from a GPA)(1)	100%
(1)
The following transactions when applied to a GPA, which we refer to as "early surrenders", are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) surrenders (including full and partial surrenders, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
The next table shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of investment options available under the contract, including their annual expenses, may be found in Appendix A.

Annual Contract Expenses

Administrative Expenses
(assessed annually and upon full surrender)
Annual contract administrative charge	Maximum: $50	Current: $50*
Annual contract administrative charge if your contract value equals or exceeds $50,000	Maximum: $20	Current: $0
Contract administrative charge at full surrender	Maximum: $50	Current: $50
* Prior to 5/4/2020, the contract administrative charge was $40.
Base Contract Expenses
(as a percentage of average daily subaccount value)

14 RiverSource Innovations Select Variable Annuity — Prospectus

You must choose a death benefit guarantee and the length of your contract’s surrender charge schedule. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost. The variable account administrative charge is in addition to the mortality and expense risk fee.
Ten-year surrender charge schedule
	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
CV Death Benefit*	0.85%	0.15%	1.00%
ROPP Death Benefit	0.85	0.15	1.00
MAV Death Benefit	1.10	0.15	1.25
5% Accumulation Death Benefit	1.25	0.15	1.40
Enhanced Death Benefit	1.30	0.15	1.45
Seven-year surrender charge
	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
CV Death Benefit*	1.05%	0.15%	1.20%
ROPP Death Benefit	1.05	0.15	1.20
MAV Death Benefit	1.30	0.15	1.45
5% Accumulation Death Benefit	1.45	0.15	1.60
Enhanced Death Benefit	1.50	0.15	1.65
Five-year surrender charge schedule
	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
CV Death Benefit*	1.40%	0.15%	1.55%
ROPP Death Benefit	1.40	0.15	1.55
MAV Death Benefit	1.65	0.15	1.80
5% Accumulation Death Benefit	1.80	0.15	1.95
Enhanced Death Benefit	1.85	0.15	2.00
*
CV Death Benefit is available only after an ownership change or spousal continuation if any owner or spouse who continues the contract is over age 85 and therefore cannot qualify for the ROPP death benefit.
Optional Benefit Expenses
Optional Death Benefits
Benefit Protector® Death Benefit rider fee	0.25%
Benefit Protector® Plus Death Benefit rider fee	0.40%
(As a percentage of the contract value charged annually on the contract anniversary.)
Optional Living Benefits
SecureSource Stages 2SM – Single life rider fee	Maximum: 1.75%	Current: 0.95%
SecureSource Stages2SM – Joint life rider fee	Maximum: 2.25%	Current: 1.15%
(Charged annually on the contract anniversary as a percentage of contract value or the total Benefit Base, whichever is greater.)
Accumulation Protector Benefit® rider fee

For applications signed:	Maximum annual rider fee	Initial annual rider fee and annual rider fee for elective step-ups before 10/20/2012
05/03/2010 – 07/18/2010	1.75%	0.95%
07/19/2010 –10/03/2010	1.75%	1.10%
10/04/2010 – 12/31/2010	1.75%	1.50%
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

RiverSource Innovations Select Variable Annuity — Prospectus 15

Current annual rider fees for elective step-up (including elective spousal continuation step-up) requests on/after 10/20/2012 are shown in the table below.
Elective step up date:	If invested in Portfolio Navigator fund at the time of step-up:	If invested in Portfolio Stabilizer fund at the time of step-up:
10/20/2012 – 11/ 17/2013	1.75%	N/A
11/18/2013 – 10/17/2014	1.75%	1.30%
10/18/2014 – 06/30/2016	1.60%	1.00%
07/01/2016 – 10/15/2018	1.75%	1.30%
10/16/2018 – 12/29/2019	1.40%	1.00%
12/30/2019 – 07/20/2020	1.55%	1.15%
07/21/2020 and later	1.75%	1.75%

SecureSource® Stages – Single life rider fee	Maximum: 2.00%	Current: 1.10%
SecureSource® Stages – Joint life rider fee	Maximum: 2.50%	Current: 1.35%
(Charged annually on the contract anniversary as a percentage of the contract value or the Benefit Base, whichever is greater.)
Original Contract:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)

Transaction Expenses

Surrender Charges
Surrender charges (as a percentage of purchase payments surrendered)	Seven-year	Five-year
Maximum	8%	8%

Seven-year schedule		Five-year schedule*
Number of completed years from date of each purchase payment**	Surrender charge percentage applied to each purchase payment	Number of completed years from date of each purchase payment**	Surrender charge percentage applied to each purchase payment
0	8%	0	8%
1	8	1	7
2	7	2	6
3	7	3	4
4	6	4	2
5	5	5 +	0
6	3
7 +	0
*
The five-year surrender charge schedule may not be available in all states.
**
According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed one day prior to the anniversary of the day each purchase payment was received.

Adjustments

MVA Maximum Potential Loss (as a percentage of amount withdrawn from a GPA)(1)	100%
(1)
The following transactions when applied to a GPA, which we refer to as "early surrenders", are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) surrenders (including full and partial surrenders, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
The next table shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of investment options available under the contract, including their annual expenses, may be found in Appendix A.

Annual Contract Expenses

Administrative Expenses
(assessed annually and upon full surrender)
Annual contract administrative charge and at full surrender	$40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. Upon full surrender of the contract, we will assess this charge even if your contract value equals or exceeds $50,000.)

16 RiverSource Innovations Select Variable Annuity — Prospectus

Base Contract Expenses
Annual Variable Account Expenses (as a percentage of average daily subaccount value)
You must choose a death benefit guarantee, a qualified or nonqualified contract and the length of your contract’s surrender charge schedule. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost. The variable account administrative charge is in addition to the mortality and expense risk fee.
Seven-year surrender charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state
	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
Qualified annuities
ROP Death Benefit	0.90%	0.15%	1.05%
MAV Death Benefit	1.10	0.15	1.25
5% Accumulation Death Benefit	1.25	0.15	1.40
Enhanced Death Benefit	1.30	0.15	1.45
Nonqualified annuities
ROP Death Benefit	1.05	0.15	1.20
MAV Death Benefit	1.25	0.15	1.40
5% Accumulation Death Benefit	1.40	0.15	1.55
Enhanced Death Benefit	1.45	0.15	1.60
Seven-year surrender charge schedule for all other contracts
	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
Qualified annuities
ROP Death Benefit	1.00%	0.15%	1.15%
MAV Death Benefit	1.20	0.15	1.35
5% Accumulation Death Benefit	1.35	0.15	1.50
Enhanced Death Benefit	1.40	0.15	1.55
Nonqualified annuities
ROP Death Benefit	1.15	0.15	1.30
MAV Death Benefit	1.35	0.15	1.50
5% Accumulation Death Benefit	1.50	0.15	1.65
Enhanced Death Benefit	1.55	0.15	1.70
Five-year surrender charge schedule
	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
Qualified annuities
ROP Death Benefit	1.20%	0.15%	1.35%
MAV Death Benefit	1.40	0.15	1.55
5% Accumulation Death Benefit	1.55	0.15	1.70
Enhanced Death Benefit	1.60	0.15	1.75
Nonqualified annuities
ROP Death Benefit	1.35	0.15	1.50
MAV Death Benefit	1.55	0.15	1.70
5% Accumulation Death Benefit	1.70	0.15	1.85
Enhanced Death Benefit	1.75	0.15	1.90
Optional Benefit Expenses
Optional Death Benefits
Benefit Protector® Death Benefit rider fee	0.25%

RiverSource Innovations Select Variable Annuity — Prospectus 17

Benefit Protector® Plus Death Benefit rider fee	0.40%
(As a percentage of the contract value charged annually on the contract anniversary.)
Optional Living Benefits
Accumulation Protector Benefit® rider fee

Contract purchase date:	Maximum annual rider fee	Initial annual rider fee and annual rider fee for elective step-ups before 04/29/2013
Prior to 01/26/2009	1.75%	0.55%
01/26/2009 – 05/31/2009	1.75%	0.80%
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)
Current annual rider fees for elective step-up (including elective spousal continuation step-up) requests on/after 04/29/2013 are shown in the table below.
Elective step up date:	If invested in Portfolio Navigator fund at the time of step-up:	If invested in Portfolio Stabilizer fund at the time of step-up:
04/29/2013 – 11/17/2013	1.75%	n/a
11/18/2013 – 10/17/2014	1.75%	1.30%
10/18/2014 – 06/30/2016	1.60%	1.00%
07/01/2016 – 10/15/2018	1.75%	1.30%
10/16/2018 – 12/29/2019	1.40%	1.00%
12/30/2019 – 07/20/2020	1.55%	1.15%
07/21/2020 and later	1.75%	1.75%

SecureSource®20 – Single life rider fee	Maximum: 2.00%	Current: 1.25%
SecureSource®20 – Joint life rider fee	Maximum: 2.50%	Current: 1.55%
(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)
SecureSource® rider fees

Application signed date	Maximum annual rider fee	Initial annual rider fee(1)
5/1/2007 – 5/31/2008, Single Life	1.50%	0.65%
5/1/2007 – 5/31/2008, Joint Life	1.75%	0.85%
6/1/2008 – 1/25/2009, Single Life	1.50%	0.75%
6/1/2008 – 1/25/2009, Joint Life	1.75%	0.95%
1/26/2009 and later, Single Life	2.00%	1.10%
1/26/2009 and later, Joint Life	2.50%	1.40%
(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)
(1)
Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up, or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Application signed date		Portfolio Navigator Funds
	All Portfolio Stabilizer funds	Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)
5/1/2007 – 5/31/2008, Single Life	0.65%	0.75%	0.75%	0.75%	0.90%	1.00%
5/1/2007 – 5/31/2008, Joint Life	0.85%	0.95%	0.95%	0.95%	1.10%	1.20%
6/1/2008 – 1/25/2009, Single Life	0.75%	0.85%	0.85%	0.85%	1.00%	1.10%
6/1/2008 – 1/25/2009, Joint Life	0.95%	1.05%	1.05%	1.05%	1.20%	1.30%
1/26/2009 and later, Single Life	1.10%	1.10%	1.10%	1.10%	1.20%	1.30%
1/26/2009 and later, Joint Life	1.40%	1.40%	1.40%	1.40%	1.50%	1.60%

18 RiverSource Innovations Select Variable Annuity — Prospectus

Guarantor Withdrawal Benefit for Life® rider fee	Maximum: 1.50%	Initial: 0.65%(2)
(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)
(2)
Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Fund name	Current fee as of 12/18/13
Portfolio Stabilizer funds	0.65%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	0.80%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	0.80%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	0.80%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	0.95%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.10%

Guarantor Withdrawal Benefit rider fee	Maximum: 1.50%	Initial: 0.55%(3)
(As a percentage of contract value charged annually on the contract anniversary.)
(3)
Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Fund name	Current fee as of 12/18/13
Portfolio Stabilizer funds	0.55%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	0.70%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	0.70%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	0.70%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	0.85%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.00%

Income Assurer Benefit® – MAV rider fee	Maximum: 1.50%	Current: 0.30%(4)
Income Assurer Benefit® – 5% Accumulation Benefit Base rider fee	Maximum: 1.75%	Current: 0.60%(4)
Income Assurer Benefit® – Greater of MAV or 5% Accumulation Benefit Base rider fee	Maximum: 2.00%	Current: 0.65%(4)
(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)
(4)
For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit – MAV — 0.55%, Income Assurer Benefit – 5% Accumulation Benefit Base — 0.70%; and Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base — 0.75%.

Annual Fund Expenses(1)

Minimum and maximum annual operating expenses for the funds
(Including management, distribution (12b-1) and/or service fees and other expenses)(1)
Total Annual Fund Expenses	Minimum(%)	Maximum(%)
(expenses deducted from the Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.38	2.44
(1)
Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contract owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.
Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Fund expenses.

RiverSource Innovations Select Variable Annuity — Prospectus 19

The examples assume all contract value is allocated to the subaccounts. The examples do not reflect the MVA that only applies to GPAs. Your costs could differ from those shown below if you Invest in the GPAs or fixed account investment options.
These examples assume that you invest $100,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year. The “Maximum” example further assumes the most expensive combination of Annual Contract Expenses reflecting the maximum charges, Annual Fund Expenses* and optional benefits available. The “Minimum” example further assumes the least expensive combination of Annual Contract Expenses reflecting the current charges, Annual Fund Expenses and that no optional benefits are selected. Although your actual costs may be higher or lower, based on these assumptions your maximum and minimum costs would be:
Current Contract:
(applications signed on or after Nov. 30, 2009, subject to state availability)
Maximum Expenses. These examples assume that you select the MAV Death Benefit, the SecureSource Stages 2 – Joint Life rider and the Benefit Protector Plus Death Benefit. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
*
Note: Certain funds are not available for contracts with living benefit riders and may have higher fund expenses than the associated fund expenses shown here.

	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Ten-year surrender charge schedule	$11,773	$20,216	$28,133	$49,576	$4,486	$13,786	$23,508	$49,526
Seven-year surrender charge schedule	11,961	20,772	29,051	51,353	4,690	14,383	24,475	51,303
Five-year surrender charge schedule	11,397	19,073	26,199	54,376	5,047	15,422	26,149	54,326
Minimum Expenses.  These examples assume that you select the ROPP Death Benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:
	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Ten-year surrender charge schedule	$8,947	$11,447	$12,648	$16,710	$1,415	$4,397	$7,598	$16,660
Seven-year surrender charge schedule	9,136	12,057	13,714	18,944	1,620	5,025	8,664	18,894
Five-year surrender charge schedule	8,536	10,113	10,557	22,751	1,978	6,116	10,507	22,701

20 RiverSource Innovations Select Variable Annuity — Prospectus

Original Contract:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)
Maximum Expenses. These examples assume that you select the MAV Death Benefit, the SecureSource 20 – Joint Life rider and the Benefit Protector Plus Death Benefit. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
*
Note: Certain funds are not available for contracts with living benefit riders and may have higher fund expenses than the associated fund expenses shown here.

	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year surrender charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state	$11,965	$20,551	$28,269	$47,717	$4,705	$14,156	$23,663	$47,677
Five-year surrender charge schedule	11,346	18,656	25,065	50,084	5,006	15,016	25,025	50,044
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year surrender charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state	$11,827	$20,149	$27,617	$46,507	$4,554	$13,724	$22,975	$46,467
Five-year surrender charge schedule	11,203	18,241	24,386	48,909	4,855	14,587	24,346	48,869
Minimum Expenses. These examples assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:
	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year surrender charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state	$9,127	$12,048	$13,704	$18,934	$1,620	$5,025	$8,664	$18,894
Five-year surrender charge schedule	8,479	9,954	10,286	22,205	1,927	5,960	10,246	22,165
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year surrender charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state	$8,985	$11,594	$12,905	$17,263	$1,466	$4,554	$7,865	$17,223
Five-year surrender charge schedule	8,336	9,505	9,497	20,582	1,773	5,493	9,457	20,542
THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

RiverSource Innovations Select Variable Annuity — Prospectus 21

Principal Risks of Investing in the Contract
Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. This contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and the option to purchase a living benefit mean that this contract is more beneficial to investors with a long-term investment horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the contract. Withdrawals may be subject to a significant surrender charge, depending on the option you select. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is surrendered or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of your investment in a GPA as a result of a negative MVA. A withdrawal may reduce the value of your standard and optional benefits. In addition, a withdrawal could reduce the value of certain optional living and death benefits by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your contract unless you have one of the Guarantor withdrawal benefit, Guarantor withdrawal benefit for life riders or SecureSource series riders and the withdrawal is not an excess withdrawal.
Subaccount Risk. Amounts that you invest in the subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the subaccounts that you select make money, your contract value goes up, and if they lose money, your contract value goes down. Each subaccount’s performance depends on the performance of its underlying Fund. Each underlying Fund has its own investment risks, and you are exposed to the Fund’s investment risks when you invest in a subaccount. You are responsible for selecting subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. For risks associated with any Fixed Account options, see Financial Strength and Claims-Paying Ability Risk below.
GPA Risk. Each GPA pays an interest rate declared by us when you make an allocation to that account and is fixed for the guarantee period you choose. We will periodically change the declared interest rate for future allocations to these accounts at our discretion based, in part, on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses.
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or surrenders from the GPA prior to 30 days before the end of the guarantee period. At all other times, and unless an exception applies, we will apply a MVA if you surrender or transfer contract value from a GPA or you elect an annuity payout plan while you have contract value invested in a GPA. The MVA may be negative, positive or result in no change depending on how the guaranteed interest rate on your GPA compares to the new interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. You bear the risk of loss of principal due to a negative MVA. Partial surrenders will reduce certain death benefits proportionally based on the percentage of contract value that is surrendered and if you request a partial surrender from the GPAs that will give you the net amount you requested after we apply any applicable MVA and surrender charge, a negative MVA will increase the impact of the partial surrender on the value of the death benefit.
Selection Risk. The optional benefits under the contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you (if any) may not be elected after your contract is issued. In addition, if you elected an optional benefit and do not use it, and if the contingencies upon which the benefit depend never occur, you will have paid for an optional benefit that did not provide a financial benefit. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.
Investment Restrictions Risk. Certain optional benefits limit the investment options that are available to you and limit your ability to take certain actions under the contract. These investment requirements are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your contract value and the potential growth of your guaranteed benefits. This may conflict with your personal investment objectives.
Managed Volatility Fund Risk. The Portfolio Stabilizer funds are managed volatility funds that employ a strategy designed to reduce overall volatility and downside risk. These risk management techniques help us manage our financial risks associated with the contract’s guarantees, like living and death benefits, because they reduce the incidence of extreme outcomes including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your contract value and the potential growth of your guaranteed benefits and may therefore conflict with your personal investment objectives. Certain Funds

22 RiverSource Innovations Select Variable Annuity — Prospectus

advised by our affiliate, Columbia Management, employ such risk management strategies. If you elect certain optional benefits under the contract, we require you to invest in these funds, which may limit your ability to increase your benefit. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility funds.
Purchase Payment Risk. Your ability to make subsequent purchase payments is subject to restrictions. We reserve the right to limit or restrict purchase payments in certain contract years or based on age, and in conjunction with certain optional living and death benefit riders with advance notice. Also, our prior approval may be required before accepting certain purchase payments. We reserve the right to limit certain annuity features (for example, investment options) if prior approval is required. There is no guarantee that you will always be permitted to make purchase payments.
Purchase Payment Credit Risk. The expenses of the Contract may be higher than expenses for a similar contract that does not credit a purchase payment credit. Your purchase payment credits may be more than offset by the higher expenses associated with this Contract. A purchase payment credit may be reversed upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a surrender payment subject to a surrender charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied.
Contract Changes Risk. We reserve the right to make certain changes in the future, subject to applicable law. We reserve the right to (i) limit transfers to the regular fixed account or (ii) change the percentage allowed to be transferred from the regular fixed account. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion. We reserve the right to close or restrict approved investment options in our sole discretion. For certain optional living benefits, we also reserve the right to add, remove or modify allocation plans and requirements in our sole discretion.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our general account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity Risk. Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
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the corruption or destruction of data;
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theft, misuse or dissemination of data to the public, including your information we hold; and
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denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. The risk of cyberattacks may be higher during periods of geopolitical turmoil. There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.
Potential Adverse Tax Consequences. Tax considerations vary by individual facts and circumstances. Tax rules may change without notice. Generally, earnings under your contract are taxed at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59 ½. If you purchase a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral beyond what is provided in that retirement plan. Consult a tax professional.
The Variable Account and the Funds
Variable Account. The variable account was established under Indiana law on July 15, 1987. The variable account, consisting of Subaccounts, is registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.
The variable account meets the definition of a separate account under federal securities laws. Income, gains, and losses credited to or charged against the variable account reflect the variable account’s own investment experience and not the investment experience of RiverSource Life’s other assets. The variable account’s assets are held separately

RiverSource Innovations Select Variable Annuity — Prospectus 23

from RiverSource Life’s assets and are not chargeable with liabilities incurred in any other business of RiverSource Life.  RiverSource Life is obligated to pay all amounts promised to contract owners under the contracts. The variable account includes other Subaccounts that are available under contracts that are not described in this prospectus.
The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the Subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.
We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.
The Funds: The contract currently offers subaccounts investing in shares of the Funds. Contract value allocated to a Subaccount will vary based on the investment experience of the corresponding Fund in which the Subaccount invests. There is a risk of loss of the entire amount invested. Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance may be found in the Appendix A to this prospectus.
Please read the Funds’ prospectuses carefully for facts you should know before investing. These prospectuses containing more detailed information about the Funds are available by contacting us at 70100 Ameriprise Financial Center, Minneapolis, MN 55474, telephone: 1-800-862-7919, website: Ameriprise.com/variableannuities.
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Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives.
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Fund name and management: An underlying Fund in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
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Eligible purchasers: All Funds are available to serve as the underlying investment options for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund Name and Management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate Fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate Funds. Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
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Asset allocation programs may impact Fund performance: Asset allocation programs in general may negatively impact the performance of an underlying Fund. Even if you do not participate in an asset allocation program, a Fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a Fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the Fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A Fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the Funds.
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Funds available under the contract: We seek to provide a broad array of underlying Funds taking into account the fees and charges imposed by each Fund and the contract charges we impose. We select the underlying Funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which Funds to retain in a contract, which Funds to add to a contract and which Funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to Fund performance, Fund expenses, classes of Fund shares available, size of the Fund and investment objectives and investing style of the Fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other Funds and portfolio

24 RiverSource Innovations Select Variable Annuity — Prospectus

concentration and sector weightings. We also consider the levels and types of revenue a Fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the Fund and support of marketing and distribution expenses incurred with respect to the Fund.
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Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.
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Conflicts of Interest with Certain Funds Advised by Columbia Management. We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several funds of funds, including Portfolio Navigator and Portfolio Stabilizer funds. As such, it retains full discretion over the investment activities and investment decisions of the Funds. These Funds invest in other registered mutual funds. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund.
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Revenue we receive from the Funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a Fund, the Fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the Fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the Funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the Fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the Funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the Funds we make available due to contract owner elections to allocate purchase payments to the Funds through the subaccounts. In addition, the Funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the Funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest. The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated Funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated Funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated Funds comprises the greatest amount and percentage of revenue we derive from payments made by the Funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the Funds through this and other contracts we and our affiliates issue.

RiverSource Innovations Select Variable Annuity — Prospectus 25

Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including, but not limited to expense payments and non-cash compensation, for various purposes:
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Compensating, training and educating investment professionals who sell the contracts.
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Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.
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Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the Funds available under the contracts to contract owners, authorized selling firms and investment professionals.
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Providing sub-transfer agency and shareholder servicing to contract owners.
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Promoting, including and/or retaining the Fund’s investment portfolios as underlying investment options in the contracts.
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Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
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Furnishing personal services to contract owners, including education of contract owners regarding the Funds, answering routine inquiries regarding a Fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
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Subaccounting services, transaction processing, recordkeeping and administration.
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Sources of revenue received from affiliated Funds: The affiliated Funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated Funds, or from the Funds’ affiliates, may include, but are not necessarily limited to, the following:
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Assets of the Fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
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Compensation paid out of 12b-1 fees that are deducted from Fund assets.
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Sources of revenue received from unaffiliated Funds: The unaffiliated Funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated Funds, or the Funds’ affiliates, may include, but are not necessarily limited to, the following:
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Assets of the Fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We receive this revenue in the form of a cash payment.
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Compensation paid out of 12b-1 fees that are deducted from Fund assets.

26 RiverSource Innovations Select Variable Annuity — Prospectus

The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs)
The “Nonunitized” separate account: We hold amounts You allocate to the GPAs in a “nonunitized” separate account, which is maintained by Us and segregated from Our general assets and the Variable Account. This separate account provides an additional measure of assurance that We will make full payment of amounts due under the GPAs. Unlike the Variable Account (i.e., a unitized separate account), which has subaccounts and accumulation units, We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to Your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. See “The General Account” for more information.
The GPAs: The contract currently offers GPAs that earn fixed interest during guarantee periods. The available guarantee periods may vary by state. The GPAs may not be available for contracts in some states.
Currently, unless you have elected one of the optional living benefit riders, you may allocate purchase payments to one or more of the GPAs. The required minimum investment in each GPA is $1,000. Information regarding each GPA, including (i) its name, and (ii) its term may be found in Appendix A to this prospectus.
(Exception: if a PN program model portfolio includes one or more GPAs, the required minimum investment does not apply.)
These accounts are not offered after the annuitization start date.
Each GPA pays an interest rate that is declared at the time of your allocation to that account. Interest is credited daily. That interest rate is fixed for the guarantee period that you chose. We may periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on any Contract Value already allocated to a GPA. The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion. These rates generally will be based on factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses. Contact our Service Center at the number listed on the cover page of this prospectus for current interest rates.
A positive or negative MVA is assessed if any portion of a GPA is surrendered or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of the amount surrendered from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early surrenders,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) surrenders (including full and partial surrenders, systematic surrenders, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. We will not apply an MVA to Contract Value you transfer or surrender out of the GPAs during the 30-day period ending on the last day of the guarantee period. For more information about the MVA, see “Charges and Adjustments – Adjustments – Market Value Adjustments.”
During the 30 day window, which precedes the end of your GPA investment’s guarantee period, you may elect one of the following options: (i) reinvest the Contract Value in a new GPA with the same guarantee period; (ii) transfer the Contract Value to a GPA with a different guarantee period; (iii) transfer the Contract Value to any of the subaccounts or the regular fixed account, or surrender the Contract Value (subject to applicable surrender and transfer provisions). We will send you a letter prior to the end of your guarantee period that lists the available GPAs or you can contact our Service Center at the number listed on the cover page of this prospectus for the GPAs currently available to you. If we do not receive any instructions by the end of your guarantee period, we will automatically transfer the Contract Value into the shortest GPA term offered in your state.

RiverSource Innovations Select Variable Annuity — Prospectus 27

The General Account
The general account includes all assets owned by RiverSource Life, other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your contract including any optional benefits offered under the contract. These guarantees are subject to the claims-paying ability and financial strength of RiverSource Life. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of annuities and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is supported by our general account that we make available under the contract.
The Fixed Account
Amounts allocated to the fixed account are part of our general account. For the Current Contract, the fixed account includes the regular fixed account and the Special DCA fixed account. For the Original Contract, the fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time at our discretion. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state and contract issue year, but it will be shown on your Contract Data page and will not be lower than the minimum allowed under the state law. Information regarding each fixed account option, including (i) its name, (ii) its term, and (iii) its historical minimum guaranteed interest rates may be found in Appendix A to this prospectus.
We back the principal and interest guarantees relating to the fixed account. These guarantees are subject to the creditworthiness and continued claims-paying ability of RiverSource Life.
Because of exemptive and exclusionary provisions, we have not registered interests in the fixed account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in the fixed account are subject to the provisions of these Acts.
The fixed account has not been registered with the SEC. Disclosures regarding the fixed account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Current Contract:
(applications signed on or after Nov. 30, 2009, subject to state availability)
The Regular Fixed Account
Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the regular fixed account. The value of the regular fixed account increases as we credit interest to the regular fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the regular fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion, but your interest rate for each purchase payment or transfer will never change more frequently than annually. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account (see “Making the Most of Your Contract – Transfer Policies”).
The Special DCA Fixed Account
You may allocate purchase payments to the Special DCA fixed account. You may not transfer contract value to the Special DCA fixed account.
You may allocate your entire purchase payment to the Special DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the Special DCA fixed account.
In accordance with your investment instructions, we transfer amounts from the Special DCA fixed account to the subaccounts or investment option you select under your living benefit rider monthly so that, at the end of the Special DCA fixed account term, the balance of the Special DCA fixed account is zero. The amount of each transfer equals the remaining Special DCA fixed account value on the date of the transfer divided by the number of remaining transfers in the program. You may not change the amount of transfers. The first Special DCA monthly transfer occurs one day after we receive your payment. You may not use the regular fixed account or any GPA as a destination for the Special DCA

28 RiverSource Innovations Select Variable Annuity — Prospectus

monthly transfer. (Exception: if a PN program is in effect, and the PN program investment option you selected, if applicable, includes the regular fixed account or any GPA, amounts will be transferred from the Special DCA fixed account to the regular fixed account or GPA according to the allocation percentage established for the PN program investment option you have selected.)
The value of the Special DCA fixed account increases when we credit interest to the Special DCA fixed account, and decreases when we make monthly transfers from the Special DCA fixed account. When you allocate a purchase payment to the Special DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the Special DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the Special DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the Special DCA fixed account; we do not credit interest on amounts that have been transferred from the Special DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the Special DCA fixed account with interest at the same annual effective rate we apply to the regular fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the Special DCA fixed account at promotional rates that are higher than those we credit to the regular fixed account. We reserve the right to declare different annual effective rates:
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for the Special DCA fixed account and the regular fixed account; and
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for the Special DCA fixed accounts with terms of differing length.
Alternatively, you may allocate your purchase payment to any combination of the following which equals one hundred percent of the amount you invest:
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the Special DCA fixed account for a six month term;
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the Special DCA fixed account for a twelve month term;
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the Portfolio Stabilizer or Portfolio Navigator fund if you have one of the optional living benefit riders;
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unless you have elected one of the optional living benefit riders, to the regular fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular account and the GPAs.
Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another Special DCA fixed account and allocate new purchase payments to it.
If you participate in a PN program, and you change to a different PN program investment option while a Special DCA fixed account term is in progress, we will allocate transfers from the Special DCA fixed account to your newly-elected PN program investment option.
If your contract permits, and you discontinue your participation in a PN program while a Special DCA fixed account term is in progress, we will allocate transfers from your Special DCA fixed account for the remainder of the term to the subaccounts in accordance with your current Special DCA fixed account allocation instructions. If your current Special DCA fixed account allocation instructions include a fund to which allocations are restricted and you do not provide new instructions, we will transfer prorated amounts to the valid portion of your allocation instruction.
You may discontinue any Special DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the Special DCA fixed account to the Portfolio Stabilizer or Portfolio Navigator fund in which you are invested if a living benefit rider is selected, or if no living benefit rider is selected, in accordance with your investment instructions to us to the regular fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see “Making the Most of Your Contract – Transfer Policies”).
Dollar-cost averaging from the Special DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For an example of how Special DCA dollar-cost averaging works, see table below showing the Special DCA fixed account for a six-month term.

RiverSource Innovations Select Variable Annuity — Prospectus 29

How Special dollar-cost averaging works
By spreading the investment over the term of the Special DCA		Date	SDCA Balance	Portion Transferred	Amount Transferred	Accumulation unit value	Number of units purchased
you automatically buy more units when the per unit market price is low		15-Jan	$5,000.00
		16-Jan	5,000.14	1/6	$833.36	$18	46.30
	→	16-Feb	4,170.30	1/5	834.06	15	55.60
and fewer units when the per unit market price is high.		16-Mar	3,338.79	1/4	834.70	19	43.93
		16-April	2,506.20	1/3	835.40	17	49.14
	→	16-May	1,672.17	1/2	836.09	21	39.81
		16-Jun	836.79	1/1	836.79	20	41.84
You paid an average price of $18.11. per unit over the 6 months, while the average market price actually was $18.33.
Original Contract:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)
The One-Year Fixed Account
Unless the PN program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see “Making the Most of Your Contract – Transfer Policies”).
DCA Fixed Account
(Applies to contracts with applications signed on or after May 1, 2006 and if available in your state)
You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.
You may allocate your entire purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.
In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The first DCA monthly transfer occurs one day after we receive your payment.
The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account. When you allocate a purchase payment to the DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the DCA fixed account at promotional rates that are higher than those we credit to the one-year fixed account. We reserve the right to declare different annual effective rates:
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for the DCA fixed account and the one-year fixed account;
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for the DCA fixed accounts with terms of differing length;
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for amounts in the DCA fixed account that are transferred to the one-year fixed account;
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for amounts in the DCA fixed account that are transferred to the GPAs;
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for amounts in the DCA fixed account that are transferred to the subaccounts.
Alternatively, you may allocate your purchase payment to any combination of the following which equals one hundred percent of the amount you invest:
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the DCA fixed account for a six month term;

30 RiverSource Innovations Select Variable Annuity — Prospectus

•
the DCA fixed account for a twelve month term;
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the Portfolio Stabilizer or Portfolio Navigator fund, if you have one of the optional living benefit riders;
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unless you have elected one of the optional living benefit riders, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.
If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:
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to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;
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to the Portfolio Stabilizer or Portfolio Navigator fund, if you have one of the optional living benefit riders;
•
unless you have elected one of the optional living benefit riders, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.
If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.
If you participate in a PN program, and you change to a different PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected PN program investment option.
If your contract permits, and you discontinue your participation in a PN program investment option while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see “Making the Most of Your Contract – Transfer Policies”).
You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the PN program investment option in effect, or if no PN program investment option is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see “Making the Most of Your Contract – Transfer Policies”).
Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see “Making the Most of your Contract – Automated Dollar-Cost Averaging.”
Buying Your Contract
New contracts as described in this prospectus are not currently being offered. Information about applying for the contract and issuing the contract is provided for informational purposes only.
We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may select a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. For the Current Contract, you can buy a contract if you are 85 or younger. For the Original Contract, you can buy a contract if you and the annuitant are age 85 or younger. (The age limit may be younger for qualified annuities in some states.)
When you applied, you could have selected:
Current Contract:
(applications signed on or after Nov. 30, 2009, subject to state availability)
•
GPAs, the regular fixed account (if included), the Special DCA fixed account and/or subaccounts in which you want to invest;
•
how you want to make purchase payments;
•
a beneficiary;
•
the optional PN program(1); and

RiverSource Innovations Select Variable Annuity — Prospectus 31

•
one of the following optional death benefits:
–
MAV Death Benefit;
–
5% Accumulation Death Benefit; or
–
Enhanced Death Benefit.
•
one of the following additional optional death benefits:
–
Benefit Protector Death Benefit rider(2); or
–
Benefit Protector Plus Death Benefit rider(2).
In addition, you could have also selected one of the following optional living benefits:
•
SecureSource Stages 2 riders; ;
•
SecureSource Stages riders; or
•
Accumulation Protector Benefit rider
The Current Contract provides for allocation of purchase payments to the GPAs, the regular fixed account, the Special DCA fixed account and/or the subaccounts of the variable account subject to the $1,000 required minimum investment for the GPAs. We currently allow you to allocate the total amount of purchase payment to the regular fixed account. We reserve the right to limit purchase payment allocations to the regular fixed account at any time on a non-discriminatory basis with notification, subject to state restrictions. You cannot allocate purchase payments to the fixed account for six months following a partial surrender from the fixed account, a lump sum transfer from the regular fixed account, or termination of automated transfers from the Special DCA fixed account prior to the end of the Special DCA fixed account term.
Original Contract:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)
•
GPAs, the one-year fixed account, if part of your contract, the DCA fixed account if part of your contract and/or subaccounts in which you want to invest;
•
how you want to make purchase payments;
•
a beneficiary;
•
the optional PN program(1); and
•
one of the following optional death benefits:
–
MAV Death Benefit;
–
5% Accumulation Death Benefit; or
–
Enhanced Death Benefit.
•
one of the following additional optional death benefits:
–
Benefit Protector Death Benefit rider(2); or
–
Benefit Protector Plus Death Benefit rider(2).
In addition, if available in your state, could have also selected one of the following optional living benefits:
•
SecureSource 20 riders;
•
SecureSource riders;
•
Accumulation Protector Benefit rider;
•
Guarantor Withdrawal Benefit for Life rider;
•
Guarantor Withdrawal Benefit rider;
•
Income Assurer Benefit – MAV rider;
•
Income Assurer Benefit – 5% Accumulation Benefit Base rider; or
•
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base rider.
(1)
There is no additional charge for this feature.
(2)
Not available with 5% Accumulation or Enhanced Death Benefit.
The Original Contract provides for allocation of purchase payments to the GPAs, the one-year fixed account (if part of your contract), the DCA fixed account (if part of your contract) and/or to the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to

32 RiverSource Innovations Select Variable Annuity — Prospectus

the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.
For both the Current Contract and the Original Contract:
We will credit additional eligible purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our Service Center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our Service Center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.
You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.
In most states, you may make additional purchase payments to nonqualified and qualified annuities until the annuitization start date.
Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Contract Exchanges
You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Generally, you can exchange one annuity for another or for a qualified long-term care insurance policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (IRS) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on the new contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period may begin when you exchange into the new contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for the new contract or buy the new contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes – 1035 Exchanges.”)
Purchase Payments
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.
Minimum initial purchase payment
10,000
Minimum additional purchase payments
$50 for SIPs
$100 for all other payment types
Maximum total purchase payments (without our approval)
•
Current Contract:
(applications signed on or after Nov. 30, 2009, subject to state availability)
Maximum total purchase payments* based on your age on the effective date of the payment:
For the first year and total: through age 85	$1,000,000
age 86 or older	$0

RiverSource Innovations Select Variable Annuity — Prospectus 33

For each subsequent year: through age 85	$100,000
age 86 or older	$0
•
Original Contract:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)
Maximum total purchase payments*
$1,000,000
Additional purchase payment restrictions for contracts with the Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders.
Effective Jan. 26, 2009, after initial purchase payments are received, limited additional purchase payments allowed for contracts with the Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders, subject to state restrictions. Initial purchase payments are: 1) payments received with the application, and 2) Tax Free Exchanges, rollovers, and transfers listed on the annuity application, paper work initiated within 30 days from the application signed date and received within 180 days from the application signed date.
For contracts issued in all states except those listed below, the only additional purchase payments that will be allowed on/after Jan. 26, 2009 are the maximum annual contribution permitted by the Code for qualified annuities.
For contracts issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract with the Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders will be limited to $100,000 for the life of your contract. The limit does not apply to initial purchase payments.
Additional purchase payment restrictions for the SecureSource Stages 2 riders, SecureSource Stages riders and SecureSource 20 riders
Effective Feb. 27, 2012, no additional purchase payments are allowed for contracts with SecureSource Stages 2 riders, SecureSource Stages riders and SecureSource 20 riders subject to certain exceptions listed below.
Certain exceptions apply and the following additional purchase payments will be allowed on or after Feb. 27, 2012:
a.
Current tax year contributions for TSAs and Custodial and investment only plans under Section 401(a) of the Code, up to the annual limit set by the IRS.
b.
Prior and current tax year contributions up to the annual limit set up by the IRS for any Qualified Accounts except TSAs and 401(a)s. This annual limit applies to IRAs, Roth IRAs and SEP plans.
We reserve the right to change these current rules any time, subject to state restrictions.
The riders also prohibit additional purchase payments while the rider is effective, if (1) you decline a rider fee increase, or (2) the Annual Lifetime Payment (ALP) is established and your contract value on an anniversary is less than four times the ALP. (For the purpose of this calculation only, the ALP is determined using percentage B, as described under “Optional Living Benefits – SecureSource Stages 2 Riders, SecureSource Stages Riders and SecureSource 20 Riders.”)
Additional purchase payment restrictions for the Accumulation Protector Benefit rider
Additional purchase payments are prohibited during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.
For the Current Contract, additional purchase payments are also allowed within 180 days from the last contract anniversary if you exercise the elective step up option.
Subject to state restrictions, we reserve the right to change the above purchase payment limitations, including making further restrictions, upon written notice.
*
These limits apply in total to all RiverSource Life annuities you own unless a higher maximum applies to your contract. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code’s limits on annual contributions also apply. Additional purchase payments for inherited IRA contracts cannot be made unless the payment is IRA money inherited from the same decedent.
How to Make Purchase Payments

1 Electronically and By SIP
Contact your investment professional to move money electronically or to complete the necessary SIP paperwork.

34 RiverSource Innovations Select Variable Annuity — Prospectus

2 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Purchase Payment Credits
As of May 1, 2006, we no longer offer purchase payment credits in most states.
Purchase payment credits were available if you:
•
purchased a contract with the seven-year surrender charge schedule with an application signed date before May 1, 2006; or
•
purchased a contract with the seven-year surrender charge schedule with an application signed date on or after May 1, 2006 in a state where purchase payment credits are/were still available at the time you purchased your contract.
We applied a credit to your contract of 1% of your current purchase payment. We applied this credit immediately. We allocated the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.
We reversed credits from the contract value for any purchase payment that was not honored (if, for example, your purchase payment check was returned for insufficient funds).
To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit payment under this contract; or (2) a request for withdrawal charge waiver due to “Contingent events” (see “Charges and Adjustments – Transaction Expenses – Surrender Charge – Contingent events”), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.
Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.
Limitations on Use of Contract
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.
The Annuitization Start Date
For both the Current Contract and the Original Contract:
Annuity payouts begin on the annuitization start date. This means that the contract will be annuitized or converted to a stream of monthly payments. If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. You will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we processed your application, we established the maximum age then in effect (or contract anniversary if applicable). Unless otherwise elected by you, all annuitization start dates are now automatically set to the maximum age of 95 now in effect. You can also change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.
The annuitization start date must be:
•
no earlier than the 30th day after the contract’s effective date; and no later than
•
the owner’s 95th birthday or the tenth contract anniversary, if later,
•
or such other date as agreed to by us but not later than the owner’s 105th birthday.

RiverSource Innovations Select Variable Annuity — Prospectus 35

Six months prior to your annuitization start date, we will contact you with your options including the option to postpone your annuitization start date to a future date. You can choose to delay the annuitization of your contract to a date beyond age 95, to the extent allowed by applicable state law and tax laws.
If you do not make an election, annuity payouts using the contract’s default option of annuity payout Plan B – Life with 10 years certain will begin on the annuitization start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, we will continue to make payments until 10 years of payments have been made. Some distributors require annuitization by age 95. In that case, the option to continue to defer the annuitization start date after age 95 is not available.
Generally, if you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your annuitization start date, your contract will not be automatically annuitized (subject to state requirement). However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.
Please see ”SecureSource Stages 2/SecureSource Stages/SecureSource 20 – Other Provisions" section regarding options under this rider at the annuitization start date.
Beneficiary
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before the annuitization start date. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)
If you select one of the SecureSource series  – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

36 RiverSource Innovations Select Variable Annuity — Prospectus

Charges and Adjustments
Transaction Expenses
Surrender Charge
If You surrender all or part of Your contract value before the annuitization start date, We may deduct a surrender charge from the contract value that is surrendered. The surrender charge helps Us cover sales and distribution expenses. As described below, a surrender charge applies to each purchase payment You make. For the Current Contract, the surrender charge lasts for 10 years, 7 years or 5 years from Our receipt of each purchase payment, depending on which surrender charge schedule You select when You purchase the contract (see “Fee Table and Examples”). For the Original Contract, the surrender charge lasts for 7 years or 5 years from Our receipt of each purchase payment, depending on which surrender charge schedule You select when You purchase the contract. The surrender charge percentage depends on the number of years since You made the payments that are surrendered, depending on the schedule You selected, as shown in the tables below:
Current Contract:
Ten-year schedule		Seven-year schedule		Five-year schedule
Number of completed years from date of each purchase payment*	Surrender charge percentage applied to each purchase payment	Number of completed years from date of each purchase payment*	Surrender charge percentage applied to each purchase payment	Number of completed years from date of each purchase payment*	Surrender charge percentage applied to each purchase payment
0	8%	0	8%	0	8%
1	8	1	8	1	7
2	8	2	7	2	6
3	7	3	7	3	4
4	6	4	6	4	2
5	5	5	5	5 +	0
6	4	6	3
7	3	7 +	0
8	2
9	1
10 +	0
*
According to Our current administrative practice, for the purpose of surrender charge calculation, We consider that the year is completed one day prior to the anniversary of the day each purchase payment was received.
Original Contract:
Seven-year schedule		Five-year schedule
Number of completed years from date of each purchase payment*	Surrender charge percentage applied to each purchase payment	Number of completed years from date of each purchase payment*	Surrender charge percentage applied to each purchase payment
0	8%	0	8%
1	8	1	7
2	7	2	6
3	7	3	4
4	6	4	2
5	5	5 +	0
6	3
7 +	0
*
According to Our current administrative practice, for the purpose of surrender charge calculation, We consider that the year is completed one day prior to the anniversary of the day each purchase payment was received.

RiverSource Innovations Select Variable Annuity — Prospectus 37

You may surrender an amount during any contract year without a surrender charge. We call this amount the total free amount (FA for the Current Contract, TFA for the Original Contract). Throughout this prospectus when we use the acronym FA, it includes TFA. The FA varies depending on whether your contract includes one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:
Current Contract without SecureSource Stages rider
The FA is the greater of:
•
10% of the contract value on the prior contract anniversary, less any prior surrenders taken in the current contract year; or
•
current contract earnings.
During the first contract year, the FA is the greater of:
•
10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or
•
current contract earnings.
Original Contract without SecureSource 20 rider, SecureSource rider, Guarantor Withdrawal Benefit for Life rider or Guarantor Withdrawal Benefit rider
The FA is the greater of:
•
10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year; or
•
current contract earnings.
Current Contract with SecureSource Stages rider
The FA is the greatest of:
•
10% of the contract value on the prior contract anniversary, less any prior surrenders taken in the current contract year;
•
current contract earnings; or
•
the Remaining Annual Lifetime Payment (this amount will be zero during the waiting period).
During the first contract year, the FA is the greatest of:
•
10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or
•
current contract earnings.
Original Contract with SecureSource 20 rider, SecureSource rider or Guarantor Withdrawal Benefit for Life rider
The FA is the greatest of:
•
10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year;
•
current contract earnings; or
•
the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment (for the SecureSource 20 rider, Remaining Benefit Payment and the Remaining Annual Lifetime Payment are zero during the waiting period).
Original Contract with Guarantor Withdrawal Benefit rider
The FA is the greatest of:
•
10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year;
•
current contract earnings; or
•
the Remaining Benefit Payment.
(1)
We consider your initial purchase payment to be the prior contract anniversary’s contract value during the first contract year.
Amounts surrendered in excess of the FA may be subject to a surrender charge as described below.

38 RiverSource Innovations Select Variable Annuity — Prospectus

A surrender charge will apply if the amount you surrender includes any of your prior purchase payments that are still within their surrender charge schedule. To determine whether your surrender includes any of your prior purchase payments that are still within their surrender charge schedule, we surrender amounts from your contract in the following order:
1.
First, we surrender the FA. Contract earnings are surrendered first, followed by purchase payments. We do not assess a surrender charge on the FA. We surrender payments that are considered part of the FA on a first-in, first-out (FIFO) basis for the Current Contract, and last-in, first-out (LIFO) basis for the Original Contract.
2.
Next, we surrender purchase payments received that are beyond the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do not assess a surrender charge on these payments.
3.
Finally, we surrender any additional purchase payments received that are still within the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do assess a surrender charge on these payments.
The amount of purchase payments surrendered is calculated using a prorated formula based on the percentage of contract value being surrendered. As a result, the amount of purchase payments surrendered may be greater than the amount of contract value surrendered.
We determine your surrender charge by multiplying each of your payments surrendered which could be subject to a surrender charge by the applicable surrender charge percentage (see “Fee Table and Examples”), and then adding the total surrender charges.
For a partial surrender, we will determine the amount of contract value that needs to be surrendered, which after any surrender charge and any positive or negative market value adjustment, will equal the amount you request.
Example: Each time you make a purchase payment under the contract, a surrender charge schedule attaches to that purchase payment. The surrender charge percentage for each purchase payment declines according to the surrender charge schedule shown in your contract. (The surrender charge percentages for the 10-Year, 7-Year and 5-Year surrender charge schedule are shown in a table in the “Fee Table and Examples.” For example, if you select the 7-Year surrender charge schedule, during the first two years after a purchase payment is made, the surrender charge percentage attached to that payment is 8%. The surrender charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a surrender charge as to that payment.
For an example, see Appendix B.
Waiver of surrender charges
We do not assess surrender charges for:
•
surrenders each year that represent the total free amount for that year;
•
required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force. (Please note that, if you are buying a new contract with inherited IRA money, we will not waive surrender charges for a five-year distribution and, therefore, if that option is selected, you should choose a surrender charge period that is no longer than the time remaining in the five-year period.);
•
amounts applied to an annuity payment plan (Exception: As described below, if you select annuity payout Plan E, and choose later to surrender the value of your remaining annuity payments, we will assess a surrender charge. )
•
surrenders made as a result of one of the “Contingent events” described below to the extent permitted by state law. For the Current Contract, waiver of surrender charges for Contingent events will not apply to Tax Free Exchanges, rollovers and transfers to another annuity contract;
•
amounts we refunded to you during the free look period; and
•
death benefits*.
Current Contract:
Contingent events
•
Surrenders you make if you are confined to a hospital or nursing home and have been for the prior 60 days or confinement began within 30 days following a 60 day confinement period. Such confinement must begin after the contract issue date. Your contract will include this provision when you are under age 76 at contract issue. You must provide us with a letter containing proof satisfactory to us of the confinement as of the date you request the surrender. We must receive your surrender request no later than 91 days after your release from the hospital or nursing home. The amount surrendered must be paid directly to you.
•
Surrenders you make if you are disabled with a medical condition and are diagnosed in the second or later contract years with reasonable medical certainty, that the disability will result in death within 12 months or less from the date

RiverSource Innovations Select Variable Annuity — Prospectus 39

of the diagnosis. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis, the expected date of death and the date the terminal illness was initially diagnosed. The amount surrendered must be paid directly to you.
Original Contract:
Contingent events
•
Surrenders you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the surrender.
•
Surrenders you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.
Both Contracts:
Liquidation charge under Annuity Payout Plan E – Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to surrender those payments. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The liquidation charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate.
Fixed Payouts: Surrender charge for Fixed Annuity Payout Plan E – Payouts for a specified period: If you are receiving annuity payments under this annuity payout plan, you can choose to take a surrender and a surrender charge may apply.
A surrender charge will be assessed against the present value of any remaining guaranteed payouts surrendered. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) the annual effective interest rate and periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you have surrendered, the present value determined will be multiplied by the surrender charge percentage in the table below and deducted from the present value to determine the net present value you will receive.
Number of Completed Years Since Annuitization	Surrender charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit surrenders in the first year after annuitization.
We will provide a quoted present value (which includes the deduction of any surrender charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following surrender will be reduced to zero.
Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.
Annual Contract Expenses
Base Contract Expenses
Base Contract Expenses consist of the contract administrative charge and mortality and expense risk fee.

40 RiverSource Innovations Select Variable Annuity — Prospectus

Contract Administrative Charge
We charge this fee for establishing and maintaining your records. For the Original Contract, we deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully surrendered. For the Current Contract, we deduct $50* from the contract value on your contract anniversary or, if earlier, when the contract is fully surrendered. We prorate this charge among the GPAs, the regular fixed account, Special DCA fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge that applies to the fixed account.
We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. For the Current Contract, we reserve the right to charge up to $20 after the first contract anniversary for contracts with contract value of $50,000 or more.
If you take a full surrender from your contract, we will deduct the charge at the time of surrender regardless of the contract value. We cannot increase the annual contract administrative charge for the Original Contract. This charge does not apply to amounts applied to an annuity payment plan or to the death benefit (other than when deducted from the Full Surrender Value component of the death benefit for the Current Contract).
*Prior to May 5, 2020, the contract administrative charge for the Current Contract was $40.
Variable Account Administrative Charge
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.
Mortality and Expense Risk Fee
We charge these fees daily to the subaccounts as a percentage of the daily contract value in the variable account. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. The fees listed below are the current fees and they cannot be changed.
Current Contract:
(applications signed on or after Nov. 30, 2009, subject to state availability)
The mortality and expense risk fee you pay is based on the death benefit guarantee in effect and the surrender charge schedule that applies to your contract.
Ten-year surrender charge schedule	Mortality and expense risk fee
CV Death Benefit*	0.85%
ROPP Death Benefit	0.85
MAV Death Benefit	1.10
5% Accumulation Death Benefit	1.25
Enhanced Death Benefit	1.30

Seven-year surrender charge	Mortality and expense risk fee
CV Death Benefit*	1.05%
ROPP Death Benefit	1.05
MAV Death Benefit	1.30
5% Accumulation Death Benefit	1.45
Enhanced Death Benefit	1.50

Five-year surrender charge schedule	Mortality and expense risk fee
CV Death Benefit*	1.40%
ROPP Death Benefit	1.40
MAV Death Benefit	1.65
5% Accumulation Death Benefit	1.80
Enhanced Death Benefit	1.85
*
CV Death Benefit is available only after an ownership change or spousal continuation if any owner or spouse who continues the contract is over age 85 and therefore cannot qualify for the ROPP death benefit.

RiverSource Innovations Select Variable Annuity — Prospectus 41

Original Contract:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)
The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the surrender charge schedule that applies to your contract.
Seven-year surrender charge schedule for contracts with applications signed on or after May 1, 2006 and if available in your state	Qualified annuities	Nonqualified annuities
ROP Death Benefit	0.90%	1.05%
MAV Death Benefit	1.10	1.25
5% Accumulation Death Benefit	1.25	1.40
Enhanced Death Benefit	1.30	1.45
Seven-year surrender charge schedule for all other contracts
ROP Death Benefit	1.00%	1.15%
MAV Death Benefit	1.20	1.35
5% Accumulation Death Benefit	1.35	1.50
Enhanced Death Benefit	1.40	1.55
Five-year surrender charge schedule
ROP Death Benefit	1.20%	1.35%
MAV Death Benefit	1.40	1.55
5% Accumulation Death Benefit	1.55	1.70
Enhanced Death Benefit	1.60	1.75
Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.
Expense risk arises because we cannot increase the contract administrative charge for the Original Contract, we are limited on how much we can increase the contract administrative charge for the Current Contract, and we cannot increase the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.
The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•
first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
•
then, if necessary, the funds redeem shares to cover any remaining fees payable.
We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge will cover sales and distribution expenses.
Adjustments
Market Value Adjustments
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or surrenders from the GPAs prior to 30 days before the end of the guarantee period. At all other times, and unless one of the exceptions described below applies, we will apply an MVA if you make certain transactions while you have contract value invested in a GPA. The following transactions when applied to a GPA, which we refer to as "early surrenders", are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) surrenders (including full and partial surrenders, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
For the Current Contract, no MVA will apply to:
•
amounts surrendered under contract provisions that waive surrender charges for Hospital or Nursing Home Confinement and Terminal Illness Disability Diagnosis;

42 RiverSource Innovations Select Variable Annuity — Prospectus

•
amounts transferred automatically under the PN program; and
•
 amounts deducted for fees and charges.
For the Original Contract, no MVA will apply to:
•
 transfers from a one-year GPA occurring under an automated dollar-cost averaging program or interest sweep strategy;
•
 automatic rebalancing under any PN program model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new PN program investment option;
•
 amounts applied to an annuity payout plan while a PN program model portfolio containing one or more GPAs is in effect; and
•
 amounts deducted for fees and charges.
The application of an MVA may result in either a gain or loss. You could lose up to 100% of the amount surrendered as a result of a negative MVA. Under certain death benefits, the value of the death benefit is reduced proportionally when you take a partial surrender based on the percentage of contract value that is withdrawn. If you request a partial surrender from the GPAs that will give you the net amount you requested after we apply any applicable MVA and surrender charge, the MVA could increase or decrease the percentage of contract value that is withdrawn. In these circumstances, a negative MVA would increase the impact of a partial surrender on the value of the death benefit.
When you request an early surrender, we adjust the early surrender amount by an MVA formula. The MVA is sensitive to changes in current interest rates. The MVA, which can be zero, positive or negative, reflects the relationship between the guaranteed interest rate that applies to the GPA from which you are taking an early surrender and the interest rate we are then currently crediting on new GPAs that mature at the same time. The magnitude of any applicable MVA will depend on the difference in these current guaranteed interest rates at the time of the early surrender corresponding to the time remaining in your guarantee period and your guaranteed interest rate. If interest rates have increased, the MVA will generally be negative and the early surrender amount will be less; if interest rates have decreased, the MVA will generally be positive and the early surrender amount will be increased. This is summarized in the following table:
If your GPA rate is:	The MVA is:
Less than the new GPA rate + 0.10%	Negative
Equal to the new GPA rate + 0.10%	Zero
Greater than the new GPA rate + 0.10%	Positive

The precise MVA formula we apply is as follows:
Early surrender amount	×	[	(1 + i	)	(n/12)	–1	]	=	MVA
1 + j + .001

Where i	=	rate earned in the GPA from which amounts are being transferred or surrendered.
j	=	current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).
n	=	number of months remaining in the current Guarantee Period (rounded up to the next month).
Surrender charges and other charges applicable to your contract and optional benefit riders you have elected may also apply to an early surrender. As noted above, we do not apply MVAs to the amounts we deduct for fees and charges, including surrender charges. We will deduct any applicable surrender charge from your early surrender after applying the MVA. Please note that when you request an early surrender, we surrender an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable surrender charge, unless you request otherwise.
Contact our Service Center at the number listed on the cover page of this prospectus for a quote of the impact an early surrender would have on your contract value. Values fluctuate daily and the actual MVA applied at the time an early surrender is processed may be more or less than the values quoted at the time of your call. Additional information about MVAs, including MVA examples, is located in the Statement of Additional Information (“SAI”).
The MVA is intended to protect us from losses on the investments we hold to support our guaranteed interest rates when we must pay out amounts that are removed from the GPAs early.

RiverSource Innovations Select Variable Annuity — Prospectus 43

Optional Benefit Charges
Optional Living Benefit Charges
Accumulation Protector Benefit Rider Fee
We deduct an annual charge from your contract value on your contract anniversary for this optional benefit only if you select it. The charge is percentage of the greater of your contract value or the minimum contract accumulation value. See tables below for the applicable percentage. For contract applications signed on or after May 3, 2010, we prorate this charge among all accounts and the subaccounts in the same proportion as your interest in each bears to your total contract value. For contract applications signed prior to June 1, 2009, the charge will be prorated among the GPAs, the one-year fixed account and the subaccounts. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted until the end of the waiting period. If the contract or rider is terminated for any reason, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge.
The Accumulation Protector Benefit rider charge will not exceed a maximum of 1.75%.
We may change the rider fee at our discretion and on a nondiscriminatory basis.
We will not change the Accumulation Protector Benefit rider fee in effect on your contract after the rider effective date unless:
(a)
you choose the annual elective step-up or elective spousal continuation step-up after we have exercised our rights to increase the rider fee; or
(b)
you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.
We exercised our right to increase the rider fee upon elective step-up or elective spousal continuation step-up and vary the fee depending on whether your contract value is invested in one of the Portfolio Navigator or Portfolio Stabilizer funds at the time of the elective step-up or spousal continuation step-up. You will pay the fee that is in effect on the valuation date we receive your written request to step-up. Currently, we waive our right to increase the fee for investment option changes. There is no assurance that we will not exercise our right in the future.
If you request an elective step-up or the elective spousal continuation step-up, the fee that will apply to your rider will correspond to the fund in which you are invested at that time, as shown in the table below.
Current Contract:
For applications signed:	Maximum annual rider fee	Initial annual rider fee and annual rider fee for elective step-ups before 10/20/2012
05/03/2010 – 07/18/2010	1.75%	0.95%
07/19/2010 –10/03/2010	1.75%	1.10%
10/04/2010 – 12/31/2010	1.75%	1.50%
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)
Current annual rider fees for elective step-up (including elective spousal continuation step-up) requests on/after 10/20/2012 are shown in the table below.
Elective step up date:	If invested in Portfolio Navigator fund at the time of step-up:	If invested in Portfolio Stabilizer fund at the time of step-up:
10/20/2012 – 11/ 17/2013	1.75%	n/a
11/18/2013 – 10/17/2014	1.75%	1.30%
10/18/2014 – 06/30/2016	1.60%	1.00%
07/01/2016 – 10/15/2018	1.75%	1.30%
10/16/2018 – 12/29/2019	1.40%	1.00%
12/30/2019 – 07/20/2020	1.55%	1.15%
07/21/2020 and later	1.75%	1.75%

44 RiverSource Innovations Select Variable Annuity — Prospectus

Original Contract:
Contract purchase date:	Maximum annual rider fee	Initial annual rider fee and annual rider fee for elective step-ups before 04/29/2013
Prior to 01/26/2009	1.75%	0.55%
01/26/2009 – 05/31/2009	1.75%	0.80%
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)
Current annual rider fees for elective step-up (including elective spousal continuation step-up) requests on/after 04/29/2013 are shown in the table below.
Elective step up date:	If invested in Portfolio Navigator fund at the time of step-up:	If invested in Portfolio Stabilizer fund at the time of step-up:
04/29/2013 – 11/17/2013	1.75%	n/a
11/18/2013 – 10/17/2014	1.75%	1.30%
10/18/2014 – 06/30/2016	1.60%	1.00%
07/01/2016 – 10/15/2018	1.75%	1.30%
10/16/2018 – 12/29/2019	1.40%	1.00%
12/30/2019 – 07/20/2020	1.55%	1.15%
07/21/2020 and later	1.75%	1.75%
If your annual rider fee changes during the contract year, on the next contract anniversary we will calculate an average rider fee that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.
Subject to the terms of your contract, we reserve the right to further increase the rider fees to the maximum limit provided by your rider and to vary the rider fees based on the fund you select.
The automatic step-up option available under your rider will not impact your rider fee.
Please see the “Optional Living Benefits – Accumulation Protector Benefit Rider” section for a full description and rules applicable to elective and automatic step-up options under your rider.
The charge does not apply after the annuitization start date.
SecureSource Stages 2 Rider Charge
We deduct an annual charge for this optional feature only if you select it. The current annual charges are:
•
SecureSource Stages 2 – Single Life rider, 0.95%
•
SecureSource Stages 2 – Joint Life rider, 1.15%
The charge is based on the greater of the benefit base (BB) or the anniversary contract value, but not more than the maximum BB of $10,000,000.
We deduct the charge from your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the SecureSource Stages 2 rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated or until the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge.
Currently the SecureSource Stages 2 rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each investment option. The SecureSource Stages 2 – Single Life rider fee will not exceed a maximum of 1.75%. The SecureSource Stages 2 – Joint Life rider fee will not exceed a maximum of 2.25%.
The following describes how your annual rider fee may increase:
1.
We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.

RiverSource Innovations Select Variable Annuity — Prospectus 45

(A)
You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:
(i)
all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,
(ii)
any ability to make additional purchase payments,
(iii)
any future rider credits, and the credit base (CB) will be permanently reset to zero,
(iv)
any increase to the lifetime payment percentage due to changing age bands on subsequent birthdays and rider anniversaries, and
(v)
the ability to change your investment option to one that is more aggressive than your current investment option. Any change to a less aggressive investment option will further limit the investment options available to the then current and less aggressive investment options.
(B)
You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.
2.
Your annual rider fee may increase if you elect to change to a more aggressive investment option than your current investment option and if the new investment option has a higher current annual rider fee. The annual rider fees associated with the available investment option may change at our discretion, however these changes will not apply to this rider unless you change your current investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same investment option or move to a less aggressive one. Also, this type of fee increase does not allow you to terminate the rider.
If your rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The fee does not apply after the annuitization start date.
SecureSource Rider Fee
We deduct a charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:
Application signed date	Maximum annual rider fee	Initial annual rider fee
5/1/2007 – 5/31/2008, Single Life	1.50%	0.65%
5/1/2007 – 5/31/2008, Joint Life	1.75%	0.85%
6/1/2008 – 1/25/2009, Single Life	1.50%	0.75%
6/1/2008 – 1/25/2009, Joint Life	1.75%	0.95%
1/26/2009 and later, Single Life	2.00%	1.10%
1/26/2009 and later, Joint Life	2.50%	1.40%
We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect a SecureSource rider, you may not cancel it and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.
We may increase the rider fee at our discretion and on a nondiscriminatory basis. However, the rider fee will not exceed the maximum fees as shown in the table above.
We will not change the SecureSource rider fee in effect on your contract after the rider effective date unless:
(a)
you choose the annual elective step up or the elective spousal continuation step up after we have exercised our rights to increase the rider fee; or
(b)
you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.
Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested. Beginning Dec. 18, 2013, if you:
•
request an elective step up or the elective spousal continuation step up, or

46 RiverSource Innovations Select Variable Annuity — Prospectus

•
move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to, the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.
If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.
Portfolio Navigator funds
Application signed date	All Portfolio Stabilizer funds	Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)
5/1/2007 – 5/31/2008, Single Life	0.65%	0.75%	0.75%	0.75%	0.90%	1.00%
5/1/2007 – 5/31/2008, Joint Life	0.85%	0.95%	0.95%	0.95%	1.10%	1.20%
6/1/2008 – 1/25/2009, Single Life	0.75%	0.85%	0.85%	0.85%	1.00%	1.10%
6/1/2008 – 1/25/2009, Joint Life	0.95%	1.05%	1.05%	1.05%	1.20%	1.30%
1/26/2009 and later, Single Life	1.10%	1.10%	1.10%	1.10%	1.20%	1.30%
1/26/2009 and later, Joint Life	1.40%	1.40%	1.40%	1.40%	1.50%	1.60%
On your next contract anniversary, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:
1
Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.
2.
Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.
3.
Do not elect a step up. You will not lock in contract gains, but your rider fee will stay the same.
During the 30 days following your contract anniversary, if your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:
1.
to a Portfolio Stabilizer fund;
2.
to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or
3.
to a more aggressive Portfolio Navigator fund.
The step up and lock in of any contract gains will occur as of the date of the transfer described above.
Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.
We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. If you are subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election (if eligible). You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. The Step up and new fee will be effective on the date we receive your request for the step up (Step up date).
For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:
1.
the duration of your window is determined on a calendar day basis;
2.
under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and
3.
if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.

RiverSource Innovations Select Variable Annuity — Prospectus 47

Each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.
Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.
Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.
If you choose the elective step up, the elective spousal continuation step up, or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The charge does not apply after the annuitization start date.
For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix P.
SecureSource Stages Rider Fee
We deduct a charge for this optional feature only if you select it as follows:
•
SecureSource Stages – Single Life rider, 1.10%
•
SecureSource Stages – Joint Life rider, 1.35%
The fee is based on the greater of the benefit base (BB) or the anniversary contract value, but not more than the maximum BB of $10,000,000.
We deduct the charge from your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the SecureSource Stages rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge adjusted for the number of calendar days coverage was in place since we last deducted the charge.
Currently the SecureSource Stages rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The SecureSource Stages – Single Life rider fee will not exceed a maximum of 2.00%. The SecureSource Stages – Joint Life rider fee will not exceed a maximum of 2.50%.
The following describes how your annual rider fee may increase:
1.
We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.
(A)
You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:
(i)
all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups, any ability to make additional purchase payments,
(ii)
any future rider credits, and the credit base (CB) will be permanently reset to zero,
(iii)
any increase to the lifetime payment percentage due to changing age bands on subsequent birthdays and rider anniversaries, and
(iv)
the ability to change your PN program investment option to one that is more aggressive than your current investment option. Any change to a less aggressive PN program investment option will further limit the PN program investment options available to the then current and less aggressive PN program investment options.
(B)
You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.
2.
Your annual rider fee may increase if you elect to change to a more aggressive PN program investment option than your current PN program investment option and if the new PN program investment option has a higher current

48 RiverSource Innovations Select Variable Annuity — Prospectus

annual rider fee. The annual rider fees associated with the available PN program investment options may change at our discretion, however these changes will not apply to this rider unless you change your current PN program investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your PN program investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same PN program investment option or move to a less aggressive model. Also, this type of fee increase does not allow you to terminate the rider.
If your annual rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The charge does not apply after the annuitization start date.
SecureSource 20 Rider Fee
We deduct a charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:
•
SecureSource 20 – Single Life rider, 1.25%;
•
SecureSource 20 – Joint Life rider, 1.55%.
We deduct the charge from your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the SecureSource 20 rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.
Currently the SecureSource 20 rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each PN program investment option. The SecureSource 20 – Single Life rider fee will not exceed a maximum charge of 2.00%. The SecureSource 20 – Joint Life rider fee will not exceed a maximum charge of 2.50%.
The following describes how your annual rider fee may increase:
1.
We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.
(A)
You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:
(i)
all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,
(ii)
any ability to make additional purchase payments,
(iii)
any pending increase to the ALP due to the 20% credit on the later of the third rider anniversary or the date the ALP is established, and
(iv)
the ability to change your PN program investment option to one that is more aggressive than your current one. Any change to a less aggressive PN program investment option will further limit the PN program investment options available to the then current and less aggressive PN program model portfolios or investment options.
(B)
You can terminate this rider if your annual rider fee increase after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.
2.
Your annual rider fee may increase if you elect to change to a more aggressive PN program investment option than your current PN program investment options and if the new PN program investment option has a higher current annual rider fee. The annual rider fees associated with the available PN program model portfolios or investment options may change at our discretion, however these changes will not apply to this rider unless you change your current PN program investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your PN program investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same PN program investment option or move to a less aggressive PN program investment option. Also, this type of fee increase does not allow you to terminate the rider.

RiverSource Innovations Select Variable Annuity — Prospectus 49

If your annual rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The charge does not apply after the annuitization start date.
Guarantor Withdrawal Benefit for Life Rider Fee(1)
We deduct an annual charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. The initial fee is 0.65%. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero. If the contract is terminated for any reason or on the annuitization start date, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.
The Guarantor Withdrawal Benefit for Life rider charge will not exceed a maximum fee of 1.50%.
We may increase the rider fee at our discretion and on a nondiscriminatory basis.
We will not change the Guarantor Withdrawal Benefit for Life rider fee in effect on your contract after the rider effective date unless:
(a)
you choose the annual elective step up or the elective spousal continuation step up after we have exercised our rights to increase the rider fee; or
(b)
you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.
Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested. Beginning Dec. 18, 2013, if you:
•
request an elective step up or the elective spousal continuation step up, or
•
move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to, the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.
If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.
Fund name	Maximum annual rider fee	Current annual rider fee as of 12/18/13
Portfolio Stabilizer funds	1.50%	0.65%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	1.50%	0.80%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	1.50%	0.95%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.50%	1.10%
On your next contract anniversary, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:
1.
Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.
2.
Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.
3.
Do not elect a step up, if eligible. You will not lock in contract gains, but your rider fee will stay the same.
(1)
See disclosure in Appendix I.

50 RiverSource Innovations Select Variable Annuity — Prospectus

During the 30 days following your contract anniversary, if your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:
1.
to a Portfolio Stabilizer fund;
2.
to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or
3.
to a more aggressive Portfolio Navigator fund.
The step up and lock in of any contract gains will occur as of the date of the transfer described above.
Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.
We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. If you are subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election if eligible. You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. The step up and new fee will be effective on the date we receive your request for the step up (Step up date).
For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:
1.
the duration of your window is determined on a calendar day basis;
2.
under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and
3.
if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.
Each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.
Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.
Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.
If you choose the elective step up, the elective spousal continuation step up, or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your investment option. On the next contract anniversary, we will calculate an average fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The charge does not apply after the annuitization start date.
For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix P.
Guarantor Withdrawal Benefit Rider Fee(1)
This fee information applies to both Rider A and Rider B unless otherwise noted.
We deduct an annual charge based on contract value for this optional feature only if you select it. The initial fee is 0.55%. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
(1)
See disclosure in Appendix J.

RiverSource Innovations Select Variable Annuity — Prospectus 51

Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero. If the contract is terminated for any reason or on the annuitization start date, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.
The Guarantor Withdrawal Benefit rider fee will not exceed a maximum charge of 1.50%.
We may increase the rider fee at our discretion and on a nondiscriminatory basis.
We will not change the Guarantor Withdrawal Benefit rider fee in effect on your contract after the rider effective date unless:
(a)
you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or
(b)
you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.
Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested.
Beginning Dec. 18, 2013, if you:
•
request an elective step up or the elective spousal continuation step up, or
•
move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to, the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.
If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.
Fund name	Maximum annual rider fee	Current annual rider fee as of 12/18/13
Portfolio Stabilizer funds	1.50%	0.55%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	1.50%	0.85%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.50%	1.00%
On your next contract anniversary after, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:
1.
Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.
2.
Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.
3.
Do not elect a step up, if eligible. You will not lock in contract gains, but your rider fee will stay the same.
For the enhanced rider, if during the 30 days following your contract anniversary, your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:
1.
to a Portfolio Stabilizer fund;
2.
to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or
3.
to a more aggressive Portfolio Navigator fund.
For original riders, you must always elect to step up your rider values. The step up and lock in of any contract gains will occur as of the date of the transfer described above.
Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.

52 RiverSource Innovations Select Variable Annuity — Prospectus

We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. For original riders or enhanced riders subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election if eligible. You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. For enhanced riders and original riders with an application signed date on or after 4/29/2005, if approved in your state, the step up and new fee will be effective on the date we receive your request for the step up (Step up date). For original riders with an application signed date before 4/29/2005, the step up will be effective as of your contract anniversary and the fee for your rider will be the fee that was in effect for your current fund on the anniversary.
For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:
1.
the duration of your window is determined on a calendar day basis;
2.
under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and
3.
if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.
Under the enhanced rider, each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.
Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.
Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.
If you choose the annual or spousal continuation elective step up or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the effective date of your step up or investment option change. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The charge does not apply after the annuitization start date.
For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix P.
Income Assurer Benefit Rider Fee
We deduct a charge for this optional feature only if you selected it. We determine the charge by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see “Optional Benefits – Income Assurer Benefit Riders”) and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:
	Maximum	Current
Income Assurer Benefit – MAV	1.50%	0.30%(1)
Income Assurer Benefit – 5% Accumulation Benefit Base	1.75	0.60 (1)
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base	2.00	0.65 (1)
(1)
For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit – MAV – 0.55%, Income Assurer Benefit – 5% Accumulation Benefit Base – 0.70%; and Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base – 0.75%.
We deduct the charge from the contract value on your contract anniversary. We prorate this charge among the GPAs , the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or on the annuitization start date, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.
Currently the Income Assurer Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program investment option but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit charge after the rider

RiverSource Innovations Select Variable Annuity — Prospectus 53

effective date, unless you change your PN program investment option after we have exercised our rights to increase the fee and/or charge a separate fee for each PN program investment option. If you choose to change your PN program investment option after we have exercised our rights to increase the rider fee, you will pay the fee that is in effect on the valuation date we receive your written request to change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
For an example of how each Income Assurer Benefit rider fee is calculated, see Appendix K.
Optional Death Benefit Charges
Benefit Protector Death Benefit Rider Fee
We deduct a charge for the optional feature only if you select it. The current annual fee is 0.25% of your contract value on each contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
For the Current Contract, on the annuitization start date and if the contract is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place during the contract year. For the Original Contract, on the annuitization start date and if the contract is terminated for any reason other than death, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place since we last deducted the fee.
We cannot increase this annual charge after the rider effective date.
Benefit Protector Plus Death Benefit Rider Fee
We charge a fee for the optional feature only if you select it. The current annual fee is 0.40% of your contract value on each contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
For the Current Contract, on the annuitization start date and if the contract is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place during the contract year.
For the Original Contract, on the annuitization start date and if the contract is terminated for any reason other than death, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place since we last deducted the fee.
We cannot increase this annual charge after the rider effective date.
Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds.
Premium Taxes
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax on the annuitization start date, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full surrender from your contract.
Valuing Your Investment
We value your accounts as follows:
GPAs
We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:
•
the sum of your purchase payments and transfer amounts allocated to the GPAs;
•
plus any purchase payment credits allocated to the GPAs;
•
plus interest credited;

54 RiverSource Innovations Select Variable Annuity — Prospectus

•
minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;
•
minus any prorated portion of the contract administrative charge; and
•
minus the prorated portion of the fee for any of the following optional benefits you have selected:
–
Accumulation Protector Benefit rider;
–
SecureSource series rider
–
Guarantor Withdrawal Benefit for Life rider;
–
Guarantor Withdrawal Benefit rider;
–
Income Assurer Benefit rider;
–
Benefit Protector rider; or
–
Benefit Protector Plus rider.
The Fixed Account
We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:
•
Current Contract: the sum of your purchase payments allocated to the regular fixed account and the Special DCA fixed account, and transfer amounts to the regular fixed account (including any positive or negative MVA on amounts transferred from the GPAs);
•
Original Contract: the sum of your purchase payments allocated to the one-year fixed account (if included) and the DCA fixed account (if included), and transfer amounts to the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs);
•
plus interest credited;
•
minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;
•
minus any prorated portion of the contract administrative charge; and
•
minus the prorated portion of the fee for any of the following optional benefits you have selected:
–
Accumulation Protector Benefit rider;
–
SecureSource series rider
–
Guarantor Withdrawal Benefit for Life rider;
–
Guarantor Withdrawal Benefit rider;
–
Income Assurer Benefit rider;
–
Benefit Protector rider; or
–
Benefit Protector Plus rider.
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender; transfer amounts out of a subaccount; or we assess a contract administrative charge, a surrender charge, or fee for any optional contract riders with annual charges (if applicable).
The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.
Here is how we calculate accumulation unit values:
Number of units: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.
Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•
adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
•
dividing that sum by the previous adjusted net asset value per share; and

RiverSource Innovations Select Variable Annuity — Prospectus 55

•
subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.
Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.
Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value.
The number of accumulation units you own may fluctuate due to:
•
additional purchase payments you allocate to the subaccounts;
•
any purchase payment credits allocated to the subaccounts;
•
transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);
•
partial surrenders;
•
surrender charges;
and the deduction of a prorated portion of:
•
the contract administrative charge; and
•
the fee for any of the following optional benefits you have selected:
–
Accumulation Protector Benefit rider;
–
SecureSource series of riders;
–
Guarantor Withdrawal Benefit for Life rider;
–
Guarantor Withdrawal Benefit rider;
–
Income Assurer Benefit rider;
–
Benefit Protector rider; or
–
Benefit Protector Plus rider.
Accumulation unit values will fluctuate due to:
•
changes in fund net asset value;
•
fund dividends distributed to the subaccounts;
•
fund capital gains or losses;
•
fund operating expenses; and
•
mortality and expense risk fee and the variable account administrative charge.
Making the Most of Your Contract
Automated Dollar-Cost Averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, for the Original Contract, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year GPA or one-year fixed account to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year GPA or one-year fixed account into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year GPA or one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. For the Current Contract, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the regular fixed account to one or more subaccounts. You may not set up an automated transfer to or from the GPAs or set up an automated transfer to the regular fixed account. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments. The Current Contract does not allow an interest sweep strategy. There is no charge for dollar-cost averaging.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

56 RiverSource Innovations Select Variable Annuity — Prospectus

How dollar-cost averaging works
By investing an equal number of dollars each month		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		Jun	100	18	5.56
		Jul	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.
Dollar-cost averaging as described in this section is not available when the PN program is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract). See the “Special DCA Fixed Account”, “DCA Fixed Account” and “Portfolio Navigator Program and Portfolio Stabilizer Funds” sections in this prospectus for details.
Asset Rebalancing
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.
Different rules apply to asset rebalancing under the PN program (see “Portfolio Navigator Program and Portfolio Stabilizer Funds” below and “Appendix H – Asset Allocation Program for Contracts with Applications Signed Before May 1, 2006”).
As long as you are not participating in a PN program, asset rebalancing is available for use with the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract) (see “Special DCA Fixed Account” and “DCA Fixed Account”) only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the Special DCA fixed account and the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the Special DCA fixed account and the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the Special DCA fixed account and the DCA fixed account, you must terminate the asset rebalancing program or the Special DCA fixed account and the DCA fixed account, as you may choose.
Portfolio Navigator Program (PN program) and Portfolio Stabilizer Funds
PN Program. You are required to participate in the PN program if your contract includes optional living benefit riders. Under the PN program, your contract value is allocated to a PN program investment. The PN program investment options are currently five funds of funds, each of which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds’ investment objective (“Portfolio Navigator funds”). The PN program is available for both nonqualified and qualified annuities.
The Portfolio Navigator funds. We offer the following Portfolio Navigator funds:
1.
Variable Portfolio – Aggressive Portfolio

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2.
Variable Portfolio – Moderately Aggressive Portfolio
3.
Variable Portfolio – Moderate Portfolio
4.
Variable Portfolio – Moderately Conservative Portfolio
5.
Variable Portfolio – Conservative Portfolio
Each Portfolio Navigator fund is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk, which it seeks to achieve by investing in various underlying funds.
For additional information about the Portfolio Navigator funds’ investment strategies, see the Funds’ prospectus.
If your contract does not include one of the living benefit riders, you may not participate in the PN program, but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds.
Beginning November 18, 2013, if you have selected one of the SecureSource series riders, Guarantor Withdrawal Benefit for Life riders, Guarantor Withdrawal Benefit rider or Accumulation Protector Benefit rider, as an alternative to the Portfolio Navigator funds in the PN program, we have made available to you new funds, known as Portfolio Stabilizer funds.
The Portfolio Stabilizer funds. The Portfolio Stabilizer funds currently available are:
1.
Variable Portfolio – Managed Risk Fund (Class 2) (1)
2.
Variable Portfolio – Managed Risk U. S. Fund (Class 2) (1)
3.
Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
4.
Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
5.
Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
6.
Variable Portfolio – Managed Volatility Growth Fund (Class 2)
7.
Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (2)
8.
Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (2)
9.
Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (2)
(1) Available to Current Contract owners effective Sept. 18, 2017.
(2) Available to Current Contract owners effective Nov. 14, 2016.
Each Portfolio Stabilizer fund has an investment objective of pursuing total return while seeking to manage the Fund’s exposure to equity market volatility.
For additional information about the Portfolio Stabilizer funds’ investment strategies, see the Funds’ prospectuses.
You may choose to remain invested in your current Portfolio Navigator fund, move to a different Portfolio Navigator fund, or move to a Portfolio Stabilizer fund. Your decision should be made based on your own individual investment objectives and financial situation and in consultation with your investment professional.
Please note that if you are currently invested in a Portfolio Navigator fund as part of the PN program and choose to reallocate your contract value to the Portfolio Stabilizer funds, you will no longer have access to any of the Portfolio Navigator funds, but you may change to any of the other Portfolio Stabilizer funds, subject to the transfer limits applicable to your rider.
If your contract does not include the living benefit riders, you may not participate in the PN program, but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds. You should review any PN program, Portfolio Navigator funds and Portfolio Stabilizer funds information, including the funds’ prospectus, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program, Portfolio Navigator funds and Portfolio Stabilizer funds.
The PN program static model portfolios. If you have chosen to remain invested in a “static” PN program model portfolio investment option, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any updates to the model portfolio or reallocation recommendations. (The last such reallocation recommendation was provided in 2009.) Each model portfolio consists of underlying funds and/or any GPAs (if included) according to the allocation percentages stated for the model portfolio. If you are participating in the PN program through a model portfolio, you instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.
Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:
•
no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a fund of funds);

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•
no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See “Charges and Adjustments – Adjustments – Market Value Adjustments.”)
If you choose to remain in a static model portfolio, the investments and investment styles and policies of the underlying funds in which your contract value is invested may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs, even though your allocations to underlying funds do not change. Furthermore, the absence of periodic updating means that existing underlying funds will not be replaced as may be appropriate due to poor performance, changes in management personnel, liquidation, merger or other factors. Your investment professional can help you determine whether your continued investment in a static model portfolio is appropriate for you.
Investing in the Portfolio Stabilizer funds, the Portfolio Navigator funds and PN static model portfolios (the Funds). You are responsible for determining which investment option is best for you. Currently, the PN program includes five Portfolio Navigator funds (and under the previous PN program, five static model portfolios investment options), with risk profiles ranging from conservative to aggressive in relation to one another. There are four Portfolio Stabilizer funds currently available to the Original Contracts (applications signed prior to Nov. 30, 2009).  If you have an Original Contract and your contract includes a living benefit rider you may only invest in one Portfolio Stabilizer or Portfolio Navigator fund at a time.  If you have a Current Contract with a living benefit rider and you are invested in the Portfolio Navigator fund, you may only invest in one Portfolio Navigator fund.  If you have a Current Contract with a living benefit rider and you are invested in the Portfolio Stabilizer fund, effective Nov. 14, 2016, this limitation will not apply and you may invest in more than one Portfolio Stabilizer fund at the time. Your investment professional can help you determine which investment option most closely matches your investing style, based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. There is no guarantee that the investment option you select is appropriate for you based on your investment objectives and/or risk profile. We and Columbia Management are not responsible for your decision to select a certain investment option or your decision to transfer to a different investment option.
If you initially allocate qualifying purchase payments to the DCA fixed account  (Original Contract) or Special DCA fixed account (Current Contract), when available (see “The Special DCA Fixed Account” and “DCA Fixed Account”), and you are invested in the Portfolio Stabilizer funds or one of the Portfolio Navigator funds, we will make monthly transfers in accordance with your instructions from the DCA fixed account (Original Contract) or Special DCA fixed account (Current Contract), into the investment option or model portfolio you have chosen.
Before you decide to transfer contract value to the Portfolio Stabilizer funds, you and your investment professional should carefully consider the following:
•
Whether the Portfolio Stabilizer funds meet your personal investment objectives and/or risk tolerance.
•
Whether you would like to continue to invest in a Portfolio Navigator fund. If you decide to transfer your contract value to a Portfolio Stabilizer fund, you permanently lose your ability to invest in any of the Portfolio Navigator funds if you have a living benefit rider. If you decide to no longer invest your contract value in the Portfolio Stabilizer funds, your only option will be to terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply.
•
Whether the total expenses associated with an investment in a Portfolio Stabilizer fund is appropriate for you. For total expenses associated with the rider, you should consider not only the variation of the rider fee, but also the variation in fees among the various funds. You should also consider your overall investment objective, as well as how total fees and your selected fund’s investment objective may impact the amount of any step up opportunities in the future.
If your contract includes a living benefit rider,  you may request a change to your Fund selection
(or a transfer from your PN program static model portfolio to either a Portfolio Navigator fund or a Portfolio Stabilizer fund) up to two times per contract year by written request on an authorized form or by another method agreed to by us. Effective Sept. 18, 2017, Current Contract owners may request a change to Fund selection up to four times per contract year by written request on an authorized form or by another method agreed to by us. If you make such a change, we may charge you a higher fee for your rider. However, an initial transfer from a Portfolio
Navigator fund to a Portfolio Stabilizer fund will not count toward the limit of two or four transfers per year. Current Contract owners may also set up asset rebalancing and change their percentage allocations, but those changes will count towards the four times per year limit. If your contract includes a SecureSource series rider, we reserve the right to limit the number of changes if required to comply with the written instructions of a fund (see “Market Timing”). If your contract includes the GWB for Life rider or SecureSource series rider, we reserve the right to limit the number of investment options from which you can select, subject to state restrictions. If you decide to annuitize your contract, your rider will terminate and you will no longer have access to the Portfolio Stabilizer funds. If your living benefit rider is terminated, you may remain invested in the Portfolio Stabilizer funds, but you will not be allowed to allocate future purchase payments or make transfers to these funds.

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Substitution and modification. We reserve the right to add, remove or substitute Funds. We also reserve the right, upon notification to you, to close or restrict any Fund. Any change will apply to current allocations and/or to future payments and transfers. Any substitution of Funds may be subject to SEC or state insurance departments approval.
We reserve the right to change the terms and conditions of the PN program or to change the availability of the investment options upon written notice to you. This includes but is not limited to the right to:
•
limit your choice of investment options based on the amount of your initial purchase payment;
•
cancel required participation in the program after 30 days written notice;
•
substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and
•
discontinue the PN program after 30 days written notice.
Risks associated with the Funds. An investment in a Fund involves risk. Principal risks associated with an investment in a Fund may be found in the relevant Fund’s prospectus. There is no assurance that the Funds will achieve their respective investment objectives. In addition, there is no guarantee that the Fund’s strategy will have its intended effect or that it will work as effectively as is intended.
Investing in a Portfolio Navigator fund, Portfolio Stabilizer fund or PN program static model portfolio does not guarantee that your contract will increase in value nor will it protect in a decline in value if market prices fall. Depending on future market conditions and considering only the potential return on your investment in the Fund, you might benefit (or benefit more) from selecting alternative investment options.
For more information and a list of the risks associated with investing in the Funds, including volatility and volatility management risk associated with Portfolio Stabilizer funds, please consult the applicable Funds’ prospectuses and “The Variable Account and the Funds – Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Conflicts of interest. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions.
For additional information regarding the conflicts of interest to which Columbia Management may be subject, see the Funds’ prospectuses and “The Variable Account and the Funds – Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Automatic reallocation after taking withdrawal. If you selected the SecureSource, SecureSource 20 or any SecureSource Stages riders, under the rules currently applicable to investments in the Portfolio Navigator funds, your contract value will be automatically reallocated to the Moderate option, Variable Portfolio – Moderate Portfolio once you begin taking withdrawals if the fund you are invested in is more aggressive. By contrast, under the rules applicable to investments in the Portfolio Stabilizer funds, your contract value will not automatically be reallocated to a more conservative investment option after you begin taking withdrawals.
Living benefits requiring participation in the PN program or investing in the Portfolio Stabilizer funds:
•
Accumulation Protector Benefit rider: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the PN program investment options or in the Portfolio Stabilizer funds. For contracts with applications signed on or after Jan. 26, 2009, you cannot select the Portfolio Navigator Aggressive investment option, or transfer to the Portfolio Navigator Aggressive investment option while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds, you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply.
•
SecureSource series or Guarantor Withdrawal Benefit for Life rider: The SecureSource series rider or the Guarantor Withdrawal Benefit for Life rider requires that your contract value be invested in one of the PN program investment options or in the Portfolio Stabilizer funds, for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the SecureSource series rider or the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds. Surrender charges and tax penalties may apply.
•
Guarantor Withdrawal Benefit rider: The Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds, for the life of the contract and because you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds. Surrender charges and tax penalties may apply.

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Living benefit requiring participation in the PN program:
•
Income Assurer Benefit rider: The Income Assurer Benefit rider requires that your contract value be invested in one of the PN program investment options for the life of the contract. You can terminate the Income Assurer Benefit rider during the 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times you cannot terminate the Income Assurer Benefit rider once you have selected it and you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options. Surrender charges and tax penalties may apply.
Transferring Among Accounts
The transfer rights discussed in this section do not apply if you have selected one of the optional living benefit riders.
For the Current Contract, you may transfer contract value from any one subaccount, GPAs, the regular fixed account and the Special DCA fixed account to another subaccount before the annuitization start date. For the Original Contract, you may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or the DCA fixed account to another subaccount before the annuitization start date. Certain restrictions apply to transfers involving the GPAs, the regular fixed account and the one-year fixed account. You may not transfer contract value to the Special DCA fixed account or the DCA fixed account. You may not transfer contract value from the Special DCA fixed account or the DCA fixed account except as part of automated monthly transfers.
The date your request to transfer will be processed depends on when and how we receive it:
For transfer requests received in writing:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
For transfer requests received by phone:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.
We may suspend or modify transfer privileges at any time.
For information on transfers after annuity payouts begin, see “Transfer Policies” below.
Transfer Policies
Current Contract:
•
Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the regular fixed account at any time. However, if you made a transfer from the regular fixed account to the subaccounts or the GPAs, took a partial surrender from the fixed account or terminated automated transfers from the Special DCA fixed account, you may not make a transfer from any subaccount or GPA to the regular fixed account for six months following that transfer, partial surrender or termination.
•
You may transfer contract values from the regular fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the regular fixed account are not subject to an MVA. You may transfer the entire contract value to the regular fixed account. Subject to state restrictions, we reserve the right to limit transfers to the regular fixed account at any time on a non-discriminatory basis with notification. Transfers out of the regular fixed account, including automated transfers, are limited to 30% of regular fixed account value at the beginning of the contract year(1) or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the regular fixed account. You should carefully consider whether the regular fixed account meets your investment criteria before you invest. Subject to state restrictions, we reserve the right to change the percentage allowed to be transferred from the regular fixed account at any time on a non-discriminatory basis with notification.

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•
You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see “Charges and Adjustments – Adjustments – Market Value Adjustments”).
•
You may not transfer contract values from the subaccounts, the GPAs or the regular fixed account into the Special DCA fixed account. However, you may transfer contract values as automated monthly transfers from the Special DCA fixed account to the subaccounts or the PN program model portfolio or investment option in effect. (See “Special DCA Fixed Account.”)
•
After the annuitization start date, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your GPAs and Special DCA fixed account.
(1)
All purchase payments received into the regular fixed account prior to your transfer request are considered your beginning of contract year value during the first contract year.
Original Contract:
•
Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account if part of your contract, at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer.
•
You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest. Subject to state restrictions, we reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.
•
You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see “Charges and Adjustments – Adjustments – Market Value Adjustments”).
•
You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values as automated monthly transfers from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See “DCA Fixed Account.”)
•
After the annuitization start date, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your GPAs and DCA fixed account.
Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.

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Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•
diluting the value of an investment in an underlying fund in which a subaccount invests;
•
increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,
•
preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90-day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.
If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
•
requiring transfer requests to be submitted only by first-class U.S. mail;
•
not accepting hand-delivered transfer requests or requests made by overnight mail;
•
not accepting telephone or electronic transfer requests;
•
requiring a minimum time period between each transfer;
•
not accepting transfer requests of an agent acting under power of attorney;
•
limiting the dollar amount that you may transfer at any one time;
•
suspending the transfer privilege; or
•
modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•
Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

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•
Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•
Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•
Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.
How to Request a Transfer or Surrender

1 By automated transfers and automated partial surrenders
Your investment professional can help you set up automated transfers among your subaccounts, regular fixed account (Current Contract), the one-year fixed account (Original Contract) or GPAs or automated partial surrenders from the GPAs, regular fixed account, one-year fixed account, Special DCA fixed account (Current Contract), DCA fixed account (Original Contract) or the subaccounts.
You can start or stop this service by written request or other method acceptable to us.
You must allow 30 days for us to change any instructions that are currently in place.
•
Automated transfers from the one-year fixed account (Original Contact only) to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.
•
Automated transfers from the regular fixed account (Current Contract only) are limited to 30% of the regular fixed account values at the beginning of the contract year or $10,000, whichever is greater.
•
Automated surrenders may be restricted by applicable law under some contracts.
•
You may not make systematic purchase payments if automated partial surrenders are in effect.
•
If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a Special DCA fixed account (Current Contract) or DCA fixed account (Original Contract) (see “Special DCA Fixed Account”, “Fixed Account – DCA Fixed Account” and “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer Funds”).
•
Automated partial surrenders may result in income taxes and penalties on all or part of the amount surrendered.
•
If you have one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, you may set up automated partial surrenders up to the benefit amount available for withdrawal under the rider.

Minimum amount
Current Contract:
Transfers or surrenders:	$50

Original Contract:
Transfers or surrenders:	$100 monthly
$250 quarterly, semiannually or annually

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2 By phone
Call:
1-800-333-3437
Current Contract:
Transfers or surrenders:	$250 or entire account balance

Original Contract:
Transfers or surrenders:	$500 or entire account balance

Maximum amount
Current Contract:
Transfers:	Contract value or entire account balance
Surrenders:	$100,000

Original Contract:
Transfers:	Contract value or entire account balance
Surrenders:	$25,000
We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.
Telephone transfers and surrenders are automatically available. You may request that telephone transfers and surrenders not be authorized from your account by writing to us.

3 By letter
Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to our Service Center:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Current Contract:
Minimum amount
Transfers or surrenders:	$250 or entire account balance**

Original Contract:
Minimum amount
Transfers or surrenders:	$500 or entire account balance

All Contracts:
Maximum amount
Transfers or surrenders:	Contract value or entire account balance
*
Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
**
The contract value after a partial surrender must be at least $500.

RiverSource Innovations Select Variable Annuity — Prospectus 65

Surrenders
You may surrender all or part of your contract at any time before the annuitization start date by sending us a written request or calling us.
The date your surrender request will be processed depends on when and how we receive it:
For surrender requests received in writing:
•
If we receive your surrender request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•
If we receive your surrender request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.
For surrender requests received by phone:
•
If we receive your surrender request at our Service Center in good order before the close of the of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•
If we receive your surrender request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.
We may ask you to return the contract. You may have to pay a contract administrative charge, surrender charges or any applicable optional rider charges (see “Charges and Adjustments”), federal income taxes and penalties. State and local income taxes may also apply (see “Taxes”). You cannot make surrenders after the annuitization start date except under Variable Annuity Payout Plan E. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the rider, your benefits under the rider may be reduced (see “Optional Benefits”). The first partial surrender request during the first contract year, for the SecureSource Stages 2 rider and any partial surrender request that reverses previous step-ups during the 3-year waiting period or exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement. This form shows the projected effect of the surrender on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.
In addition, surrenders you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes – Qualified Annuities – Required Minimum Distributions”).
Surrender Policies
Current Contract:
If you have a balance in more than one account and you request a partial surrender, we will automatically surrender from all your subaccounts, GPAs, the Special DCA fixed account and/or the regular fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise(1). The minimum contract value after partial surrender is $500.
Original Contract:
If you have a balance in more than one account and you request a partial surrender, we will automatically surrender from all your subaccounts, GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise(1).
After executing a partial surrender, the value in each subaccount, one-year fixed account or GPA must be either zero or at least $50.
(1)
If you elected one of the SecureSource series of riders, you do not have the option to request from which account to surrender.

66 RiverSource Innovations Select Variable Annuity — Prospectus

Receiving Payment

1 By electronic payment
•
request that payment be sent electronically to your bank payable to you;
•
pre-authorization required.

2 By regular or express mail
•
payable to you;
•
mailed to address of record.
NOTE: We will charge you a fee if you request express mail delivery.
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.
Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
–
the NYSE is closed, except for normal holiday and weekend closings;
–
trading on the NYSE is restricted, according to SEC rules;
–
an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
–
the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
TSA – Special Provisions
Participants in Tax-Sheltered Annuities
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.
In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.
The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.
The Code imposes certain restrictions on your right to receive early distributions from a TSA:
•
Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
–
you are at least age 59½;
–
you are disabled as defined in the Code;
–
you severed employment with the employer who purchased the contract;
–
the distribution is because of your death;
– you are terminally ill as defined in the Code;
– you are adopting or are having a baby;

RiverSource Innovations Select Variable Annuity — Prospectus 67

– you are supplying Personal or Family Emergency Expense;
– you are a Domestic Abuse Victim;
– you are in need to cover Expenses and losses on account of a FEMA declared disaster;
–
the distribution is due to plan termination; or
–
you are a qualifying military reservist.
•
If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.
•
Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”).
•
The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.
Changing the Annuitant
For the Current Contract, if you have a nonqualified annuity and are a natural person (excluding a revocable trust), you may change the annuitant or contingent annuitant if the request is made prior to the annuitization start date and while the existing annuitant or contingent annuitant is living. The change will become binding on us when we receive it. If you and the annuitant are not the same person and the annuitant dies before the annuitization start date, the owner becomes the annuitant unless a contingent annuitant has been previously selected. You may not change the annuitant if you have a qualified annuity or there is non-natural or revocable trust ownership.
For the Original Contract, annuitant changes are not allowed.
Changing Ownership
You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our Service Center. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.
If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)
If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.
Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders and any owner was not an owner before the change, all owners (including any prior owner who is still an owner after the ownership change) (along with the annuitant for the Original Contract) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.
If you have an Income Assurer Benefit rider and/or the Benefit Protector Plus rider, the riders will terminate upon transfer of ownership of the annuity contract.
For the Original Contract, our current administrative practice is that if you have the Benefit Protector rider, the owner can choose to terminate the Benefit Protector rider during the 30-day window following the effective date of the ownership change.
For the Current Contract, if you have the Benefit Protector rider, if any owner is older than age 75 immediately following the ownership change, the rider will terminate upon change of ownership. If all owners are younger than age 76, the rider continues unless the owner chooses to terminate it during the 30-day window following the effective date of the ownership change. The Benefit Protector death benefit values may be reset (see “Optional Death Benefits – Benefit Protector Death Benefit Rider”).
For the Current Contract, the death benefit may change due to a change of ownership. If any owner is older than age 85 immediately following the ownership change, the MAV Death Benefit, 5% Accumulation Death Benefit and EDB will terminate, the ROPP Death Benefit will be unavailable, and the Contract Value Death Benefit will apply. If any owner is older than age 79 but all owners are younger than age 86, the MAV Death Benefit, the 5% Accumulation Death Benefit, and the EDB will terminate and the ROPP Death Benefit will apply. If all owners are age 79 or younger, the ROPP Death Benefit, MAV Death Benefit, 5% Accumulation Death Benefit or EDB will continue. The ROPP Death Benefit, MAV Death

68 RiverSource Innovations Select Variable Annuity — Prospectus

Benefit, 5% Accumulation Death Benefit and EDB values may be reset (see “Benefits in the Case of Death”). If the death benefit that applies to your contract changes due to an ownership change, the mortality and expense risk fee may change as well (see “Charges and Adjustments – Annual Contract Expenses – Mortality and Expense Risk Fee”).
The SecureSource series – Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force, subject to state restrictions. For the SecureSource Stages 2 – Joint Life rider, if ownership is transferred from a covered spouse to their revocable trust(s), the annuitant must be one of the covered spouses. The Accumulation Protector Benefit, the SecureSource – Single Life, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract and the values may be reset. For SecureSource rider and Guarantor Withdrawal Benefit for Life rider, any ownership change that impacts the guarantees provided will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the ownership change on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you. For the Secure Source Stages 2 – Single Life riders, Secure Source 20 – Single Life and SecureSource Stages – Single Life riders, joint ownership and joint annuitants are not allowed and an ownership change that results in different covered person will terminate the rider, subject to state restrictions. (See “Optional Benefits.”)

RiverSource Innovations Select Variable Annuity — Prospectus 69

Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Standard Benefits
Dollar Cost Averaging
Allows the systematic
transfer of a specified
dollar amount among
the subaccounts or
from the regular fixed
account(Current
Contract), the one-year
fixed account(Original
Contract) to one or
more eligible
subaccounts
		N/A	N/A
•Not allowed to the GPAs, the regular
fixed account(Current Contract),
one-year fixed account or DCA fixed
account (Original Contract) or the
Special DCA fixed account
•Not allowed if the PN program is in
effect, except in connection with
the Special DCA fixed account
(Current Contract) or DCA fixed
account (Original Contract)
•For the Current Contract, transfers
out of the regular fixed account,
including automated transfers, are
limited to the 30% of the regular
fixed account at the beginning of
the contract year, or $10,000,
whichever is greater
•For the Original Contract, transfers
out of the one-year fixed account
may not exceed an amount that, if
continued, would deplete the
one-year fixed account within 12
months
•Not available with a living benefit

Special Dollar Cost Averaging (SDCA)	Allows the systematic transfer from the Special DCA fixed account(Current Contract), DCA fixed account(Original Contract)to one or more eligible subaccounts	N/A	N/A
•Must be funded with a purchase
payment not transferred contract
value
•Only 6-month and 12-month options
may be available
•Transfers occur on a monthly basis
and the first monthly transfer
occurs one day after we receive
your purchase payment

Asset Rebalancing	Allows you to have your investments periodically rebalanced among the subaccounts to your pre-selected percentages	N/A	N/A
•You must have $2,000 in Contract
Value to participate.
•We require 30 days notice for you to
change or cancel the program
•You can request rebalancing to be
done either quarterly, semiannually
or annually

Automated Partial Surrenders/ Systematic Withdrawals	Allows automated partial surrenders from the contract	N/A	N/A
•Additional systematic payments are
not allowed with automated partial
surrenders
•For contracts with a SecureSource
series rider, Guarantor Withdrawal
Benefit rider or Guarantor
Withdrawal Benefit for Life rider, you
may set up automated partial
surrenders up to the benefit
available for withdrawals under the

70 RiverSource Innovations Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
rider •May result in income taxes and IRS penalty on all or a portion of the amounts surrendered
Nursing Home or Hospital Confinement	Allows you to withdraw contract value without a withdrawal charge	N/A	N/A
• For the Current Contract, you must
be confined to a hospital or nursing
home for the prior 60 days or
confinement began within 30 days
following a 60 day confinement
period
• For the Original Contract, you must
be confined to a hospital or nursing
home for the prior 60 days
• You must be under age 76 on the
contract issue date and
confinement must start after the
contract issue date
•Must receive your surrender request
no later than 91 days after your
release from the hospital or nursing
home
•Amount withdrawn must be paid
directly to you
•Contract value is reduced by any
purchase payment credits credited
within 12 months of a withdrawal

Terminal Illness	Allows you to withdraw contract value without a withdrawal charge	N/A	N/A
•Terminal Illness diagnosis must
occur in after the first contract year
•Must be terminally ill and not
expected to live more than 12
months from the date of the
licensed physician statement
•Must provide us with a licensed
physician’s statement containing
the terminal illness diagnosis and
the date the terminal illness was
initially diagnosed
•Amount withdrawn must be paid
directly to you

RiverSource Innovations Select Variable Annuity — Prospectus 71

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Contract Value (CV) Death Benefit	Provides a basic death benefit equal to the greater of the Full Surrender Value or the Contract Value, after any rider charges have been deducted	Ten-year surrender charge schedule 1.00% of contract value in the variable account	Ten-year surrender charge schedule 1.00%
•Available for the Current Contract
owners after an ownership change
or spousal continuation if any owner
or spouse who continues the
contract is over age 85 and not
qualified for the ROPP death benefit

		Seven-year surrender charge schedule 1.20% of contract value in the variable account	Seven-year surrender charge schedule 1.20%
		Five-year surrender charge schedule 1.55% of contract value in the variable account	Five-year surrender charge schedule 1.55%
ROPP Death Benefit	Provides a death benefit equal to the greatest of the Contract Value after any rider charges have been deducted, the ROPP value, or the Full Surrender Value	Ten-year surrender charge schedule 1.00% of contract value in the variable account	Ten-year surrender charge schedule 1.00%
•Available for the Current Contract
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals, and such reductions
could be significant
•Annuitizing the Contract terminates
the benefit
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

		Seven-year surrender charge schedule 1.20% of contract value in the variable account	Seven-year surrender charge schedule 1.20%
		Five-year surrender charge schedule 1.55% of contract value in the variable account	Five-year surrender charge schedule 1.55%

72 RiverSource Innovations Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
ROP Death Benefit	Provides a death benefit equal to the greater of these values minus any applicable rider charges:Contract Value or the total purchase payments minus adjusted partial surrenders
Seven-year
surrender
charge
schedule
(contracts
signed on/after
5/1/2006)
- Qualified
contract
1.05% of
contract value
in the variable
account
- Nonqualified
contract
1.20% of
contract value
in the variable
account
Seven-year
surrender
charge
schedule for all
other contracts
- Qualified
contract
1.15% of
contract value
in the variable
account
- Nonqualified
contract
1.30% of
contract value
in the variable
account

Seven-year
surrender
charge
schedule
(contracts
signed on/after
5/1/2006)
- Qualified
contract
1.05%
- Nonqualified
contract
1.20%
Seven-year
surrender
charge
schedule for all
other contracts
- Qualified
contract
1.15%
- Nonqualified
contract
1.30%

•Available for the Original Contract
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals, and such reductions
could be significant
•Annuitizing the Contract terminates
the benefit
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

		Five-year surrender charge schedule - Qualified contract 1.35% of contract value in the variable account - Nonqualified contract 1.50% of contract value in the variable account	Five-year surrender charge schedule - Qualified contract 1.35% - Nonqualified contract 1.50%

RiverSource Innovations Select Variable Annuity — Prospectus 73

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
MAV Death Benefit (Current Contract)
Provides a death
benefit equal to the
greatest of these
values: Contract Value
after any rider charges
have been deducted,
total purchase
payments applied to
the contract minus
adjusted partial
withdrawals, the
maximum anniversary
value immediately
preceding the date of
death plus any
purchase payments
since that anniversary
minus adjusted partial
withdrawals, or the Full
Surrender Value
		Ten-year surrender charge schedule 1.25% of contract value in the variable account	Ten-year surrender charge schedule 1.25%
•Available for the Contract owners
age 79 and younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary on/after
your 81st birthday
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant.
•Annuitizing the Contract terminates
the benefit
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

		Seven-year surrender charge schedule 1.45% of contract value in the variable account	Seven-year surrender charge schedule 1.45%
		Five-year surrender charge schedule 1.80% of contract value in the variable account	Five-year surrender charge schedule 1.80%

74 RiverSource Innovations Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
MAV Death Benefit (Original Contract)
Provides a death
benefit equal to the
greatest of these
values minus any
applicable rider
charges: Contract
Value, total purchase
payments applied to
the contract minus
adjusted partial
withdrawals, or the
maximum anniversary
value immediately
preceding the date of
death plus any
purchase payments
since that anniversary
minus adjusted partial
withdrawals

Seven-year
surrender
charge
schedule
(contracts
signed on/after
5/1/2006)
- Qualified
contract
1.25% of
contract value
in the variable
account
-Nonqualified
contract
1.40% of
contract value
in the variable
account
Seven-year
surrender
charge
schedule for all
other contracts
- Qualified
contract
1.35% of
contract value
in the variable
account
-Nonqualified
contract
1.50% of
contract value
in the variable
account

Seven-year
surrender
charge
schedule
(contracts
signed on/after
5/1/2006)
- Qualified
contract
1.25%
-Nonqualified
contract
1.40%
Seven-year
surrender
charge
schedule for all
other contracts
- Qualified
contract
1.35%
-Nonqualified
contract
1.50%

•Available for the Contract owners
age 79 and younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary on/after
your 81st birthday
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant.
•Annuitizing the Contract terminates
the benefit
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

		Five-year surrender charge schedule - Qualified contract 1.55% of contract value in the variable account - Nonqualified contract 1.70% of contract value in the variable account	Five-year surrender charge schedule - Qualified contract 1.55% - Nonqualified contract 1.70%

RiverSource Innovations Select Variable Annuity — Prospectus 75

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
5% Accumulation Death Benefit (Current Contract)
Provides a death
benefit equal to the
greatest of these
values: Contract Value
after any rider charges
have been deducted,
total purchase
payments applied to
the contract minus
adjusted partial
withdrawals, the 5%
accumulation death
benefit floor, or the Full
Surrender Value
		Ten-year surrender charge schedule 1.40% of contract value in the variable account	Ten-year surrender charge schedule 1.40%
•Available to owners age 79 and
younger
•Must be elected at contract issue
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•Annuitizing the Contract terminates
the benefit
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

		Seven-year surrender charge schedule 1.60% of contract value in the variable account	Seven-year surrender charge schedule 1.60%
		Five-year surrender charge schedule 1.95% of contract value in the variable account	Five-year surrender charge schedule 1.95%

76 RiverSource Innovations Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
5% Accumulation Death Benefit (Original Contract)
Provides a death
benefit equal to the
greatest of these
values minus any
applicable rider
charges: Contract
Value, total purchase
payments applied to
the contract minus
adjusted partial
withdrawals, or the 5%
variable account floor

Seven-year
surrender
charge
schedule
(contracts
signed on/after
5/1/2006)
- Qualified
contract
1.40% of
contract value
in the variable
account
- Nonqualified
contract
1.55% of
contract value
in the variable
account
Seven-year
surrender
charge
schedule for all
other contracts
- Qualified
contract
1.50% of
contract value
in the variable
account
- Nonqualified
contract
1.65% of
contract value
in the variable
account

Seven-year
surrender
charge
schedule
(contracts
signed on/after
5/1/2006)
- Qualified
contract
1.40%
- Nonqualified
contract
1.55%
Seven-year
surrender
charge
schedule for all
other contracts
- Qualified
contract
1.50%
- Nonqualified
contract
1.65%

•Available to owners age 79 and
younger
•Must be elected at contract issue
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•Annuitizing the Contract terminates
the benefit
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

		Five-year surrender charge schedule - Qualified contract 1.70% of contract value in the variable account - Nonqualified contract 1.85% of contract value in the variable account	Five-year surrender charge schedule - Qualified contract 1.70% - Nonqualified contract 1.85%

RiverSource Innovations Select Variable Annuity — Prospectus 77

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Enhanced Death Benefit (EDB) (Current Contract)
Provides a death
benefit equal to the
greatest of these
values: Contract Value
after any rider charges
have been deducted,
total purchase
payments applied to
the contract minus
adjusted partial
withdrawals, the
maximum anniversary
value immediately
preceding the date of
death plus any
purchase payments
since that anniversary
minus adjusted partial
withdrawals, the 5%
accumulation death
benefit floor, or the Full
Surrender Value
		Ten-year surrender charge schedule 1.45% of contract value	Ten-year surrender charge schedule 1.45%
•Available to owners age 75 and
younger
•Must be elected at contract issue
•Annuitizing the Contract terminates
the benefit
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

		Seven-year surrender charge schedule 1.65% of contract value in the variable account	Seven-year surrender charge schedule 1.65%
		Five-year surrender charge schedule 2.00% of contract value in the variable account	Five-year surrender charge schedule 2.00%

78 RiverSource Innovations Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Enhanced Death Benefit (EDB) (Original Contract)
Provides a death
benefit equal to the
greatest of these
values minus any
applicable rider
charges: Contract
Value, total purchase
payments applied to
the contract minus
adjusted partial
withdrawals, the
maximum anniversary
value immediately
preceding the date of
death plus any
purchase payments
since that anniversary
minus adjusted partial
withdrawals, or the 5%
variable account floor

Seven-year
surrender
charge
schedule
(contracts
signed on/after
5/1/2006)
- Qualified
contract
1.45% of
contract value
in the variable
account
- Nonqualified
contract
1.60% of
contract value
in the variable
account
Seven-year
surrender
charge
schedule for all
other contracts
- Qualified
contract
1.55% of
contract value
in the variable
account
- Nonqualified
contract
1.70% of
contract value
in the variable
account

Seven-year
surrender
charge
schedule
(contracts
signed on/after
5/1/2006)
- Qualified
contract
1.45%
- Nonqualified
contract
1.60%
Seven-year
surrender
charge
schedule for all
other contracts
- Qualified
contract
1.55%
- Nonqualified
contract
1.70%

•Available to owners age 75 and
younger
•Must be elected at contract issue
•Available with MAV and 5-year MAV
•For contract owners age 70 and
older at the rider effective date, the
benefit decreases from 40% to 15%
of earnings
•Annuitizing the Contract terminates
the benefit
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

		Five-year surrender charge schedule - Qualified contract 1.75% of contract value in the variable account - Nonqualified contract 1.90% of contract value	Five-year surrender charge schedule - Qualified contract 1.75% - Nonqualified contract 1.90%
Optional Benefits
Benefit Protector Death Benefit	Provides an additional death benefit, based on a percentage of contract earnings, to help offset expenses after death such as funeral expenses or	0.25% of contract value	0.25%	• Available to owners age 75 and younger •Must be elected at contract issue •Not available with Benefit Protector plus, the 5% Accumulation Death benefit or Enhanced Death Benefit

RiverSource Innovations Select Variable Annuity — Prospectus 79

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
	federal and state taxes
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•Annuitizing the Contract terminates
the benefit
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

Benefit Protector Plus Death Benefit	Provides the benefits payable under the Benefit Protector, plus a percentage of purchase payments made within 60 days of contract issue not previously surrendered	0.40% of contract value	0.40%
• Available to owners age 75 and
younger
•Must be elected at contract issue
•Available only for transfers,
exchanges or rollovers
•Not available with Benefit Protector,
the 5% Accumulation Death benefit
or Enhanced Death Benefit
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•Annuitizing the Contract terminates
the benefit
•The percentage of exchange
purchase payments varies by age
and is subject to a vesting schedule
•Contract Value is reduced by any
purchase payment credits and any
applicable rider charges applied
within 12 months of the date of
death
•When we calculate this death
benefit, we do not consider
purchase payments credits as part
of any purchase payments, and
contract value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

Guarantor Withdrawal Benefit Rider	Provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your	1.50% of contract value	0.55%-1.00% Varies by issue date, elective step up date and the fund selected	•Available to owners age 79 or younger •Must be elected at contract issue •Not available under an inherited qualified annuity •Subject to Investment Allocation restrictions

80 RiverSource Innovations Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
purchase payments.
•Certain withdrawals could
significantly reduce the guaranteed
amounts under the rider and the
rider will terminate if the contract
value goes to zero due to an excess
withdrawal
•Limitations on additional purchase
payments
•If you take withdrawals during the
first 3-years the step ups will not be
allowed until the third anniversary

Guarantor Withdrawal Benefit for Life Rider	Provides a lifetime income or return of premium option regardless of investment performance	1.50% of contract value or the total Remaining Benefit Amount, whichever is greater	0.65% - 1.10% of Varies by issue date, elective step up date and the fund selected
•Available to owners age 80 or
younger
•Must be elected at contract issue
•Not available under an inherited
qualified annuity
•Subject to Investment Allocation
restrictions
•Certain withdrawals could
significantly reduce the guaranteed
amounts under the rider and the
rider will terminate if the contract
value goes to zero due to an excess
withdrawal
•If you take withdrawals during the
first 3-years the step ups will not be
allowed until the third anniversary
•Limitations on additional purchase
payments

SecureSource Stages 2	Provides a lifetime income or return of premium option regardless of investment performance	Single Life: 1.75% Joint Life: 2.25% of contract value or the Benefit Base, whichever is greater	Single Life: 0.95% Joint Life: 1.15%
•Available to owners age 85 or
younger
•Must be elected at contract issue
•Available as a Single Life or Joint
Life option
•Not available under an inherited
qualified annuity
•Subject to Investment Allocation
restrictions
•Certain withdrawals could
significantly reduce the guaranteed
amounts under the rider and the
rider will terminate if the contract
value goes to zero due to an excess
withdrawal.
•Withdrawals in the first year will
lock in the lower income percentage
for the life of the rider
•Limitations on additional purchase
payments

SecureSource riders	Provides a lifetime income or return of premium option	Contracts signed on/after 1/26/	Single Life: 0.65% – 1.30% Joint Life:	•Available to owners age 80 or younger •Must be elected at contract issue

RiverSource Innovations Select Variable Annuity — Prospectus 81

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
regardless of investment performance
2009)Single
Life: 2.00%
Joint Life:
2.50% of
contract value
or the
Remaining
Benefit
Amount,
whichever is
greater
Contracts
signed prior to
1/26/2009
Single Life:
1.50%
Joint Life:
1.75% of
contract value
or the
Remaining
Benefit
Amount,
whichever is
greater
0.85% – 1.60%% Varies by issue date, elective step up dateand the fund selected
•Available as a Single Life or Joint
Life option
•Not available under an inherited
qualified annuity
•Subject to Investment Allocation
restrictions
•Certain withdrawals could
significantly reduce the guaranteed
amounts under the rider and the
rider will terminate if the contract
value goes to zero due to an excess
withdrawal
•If you take withdrawals during the
first 3-years the step ups will not be
allowed until the third anniversary
•Limitations on additional purchase
payments

SecureSource20 riders	Provides a lifetime income or return of premium option regardless of investment performance	Single Life: 2.00% Joint Life: 2.50% of contract value or the Remaining Benefit Amount, whichever is greater	Single Life: 1.25% Joint Life: 1.55%
•Available to owners age 80 or
younger
•Must be elected at contract issue
•Available as a Single Life or Joint
Life option
•Not available under an inherited
qualified annuity
•Subject to Investment Allocation
restrictions
•Certain withdrawals could
significantly reduce the guaranteed
amounts under the rider and the
rider will terminate if the contract
value goes to zero due to an excess
withdrawal
•Withdrawals during the 3-year
waiting period will set your benefits
to zero until the end of the waiting
period when they will be
reestablished based on your
contract value at that time
•Limitations on additional purchase
payments

SecureSource Stages riders	Provides a lifetime income or return of premium option regardless of investment performance	Single Life: 2.00% Joint Life: 2.50% of contract value or the Benefit Base, whichever is	Single Life: 1.10% Joint Life: 1.35%	•Available to owners age 80 or younger •Must be elected at contract issue •Available as a Single Life or Joint Life option •Not available under an inherited qualified annuity

82 RiverSource Innovations Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
greater
•Subject to Investment Allocation
restrictions
•Certain withdrawals could
significantly reduce the guaranteed
amounts under the rider and the
rider will terminate if the contract
value goes to zero due to an excess
withdrawal
•Withdrawals during the 3-year
waiting period will set your benefits
to zero until the end of the waiting
period when they will be
reestablished based on your
contract value at that time
•Limitations on additional purchase
payments

Income Assurer Benefit	Provides guaranteed minimum income through annuitization regardless of investment performance	Income Assurer Benefit – MAV 1.50% of the guaranteed income base	Income Assurer Benefit – MAV 0.30% or 0.55%
•Available to owners age 75 or
younger
•Not available with anu other living
benefit riders
•The rider has a 10 year Waiting
period
•Available as: Income Assurer
Benefit – MAV; Income Assurer
Benefit – 5% Accumulation Benefit
Base; and Income Assurer Benefit –
Greater of MAV or 5% Accumulation
Benefit Base

		Income Assurer Benefit – 5% Accumulation Benefit Base 1.75% of the guaranteed income base	Income Assurer Benefit – 5% Accumulation Benefit Base 0.60% or 0.70%
		Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base 2.00% of the guaranteed income base	Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base 0.65% or 0.75%
Accumulation Protector Benefit rider	Provides 100% of initial investment or 80% of highest contract anniversary value (adjusted for partial surrenders) at the end of 10 year waiting period, regardless of investment performance	1.75% of contract value or the Minimum Contract Accumulation Value	0.55% - 1.75% Varies by issue date, elective step up date and the fund selected
•Available to owners age 80 or
younger
•Must be elected at contract issue
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•The rider ends when the Waiting
Period expires
•Limitations on additional purchase
payments
•Subject to Investment Allocation
restrictions
•Elective Step ups restart the
Waiting Period

RiverSource Innovations Select Variable Annuity — Prospectus 83

Benefits in Case of Death
Current Contract:
(applications signed on or after Nov. 30, 2009, subject to state availability)
We will pay the death benefit to your beneficiary upon your death if you die before the annuitization start date while this contract is in force. If a contract has more than one person as the owner, we will pay the benefits upon the first to die of any owner. The basic death benefit available under your contract at contract issue is the ROPP Death Benefit. In addition to the ROPP Death Benefit, we also offer the following optional death benefits at contract issue:
•
MAV Death Benefit;
•
5% Accumulation Death Benefit; or
•
Enhanced Death Benefit.
If it is available in your state and if you are age 79 or younger at contract issue, you can elect any one of the above optional death benefits. If you are age 80 or older at contract issue, the ROPP Death Benefit will apply.
Once you elect a death benefit, you cannot change it; however the death benefit that applies to your contract may change due to an ownership change (see “Changing Ownership”) or continuation of the contract by the spouse under the spousal continuation provision.
We show the death benefit that applies to your contract at issue on your contract’s data page. The death benefit determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges and Adjustments – Annual Contract Expenses – Mortality and Expense Risk Fee.”)
We will base the benefit paid on the death benefit coverage in effect on the date of your death.
Here are some terms that are used to describe the death benefits:
Adjusted partial surrenders (calculated for ROPP and MAV Death Benefits)	=	PS X DB
CV

PS	=	the amount by which the contract value is reduced as a result of the partial surrender.
DB	=	the applicable ROPP value or MAV on the date of (but prior to) the partial surrender
CV	=	contract value on the date of (but prior to) the partial surrender.
Covered Life Change: is either continuation of the contract by a spouse under the spousal continuation provision, or an ownership change where any owner after the ownership change was not an owner prior to the change.
Contract Value Death Benefit (CV Death Benefit): is the death benefit available if any owner after an ownership change or spouse who continues the contract under the spousal continuation provision is over age 85 and therefore cannot qualify for the ROPP death benefit. Under this benefit, we will pay the beneficiary the greater of:
–
the Full Surrender Value, or
–
the contract value after any rider charges have been deducted.
Full Surrender Value: is the contract value immediately prior to the surrender (immediately prior to payment of a death claim for death benefits) less:
•
any surrender charge,
•
pro rata rider charges,
•
the contract charge,
plus:
•
any positive or negative market value adjustment.
Return of Purchase Payments (ROPP) Death Benefit
The ROPP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments adjusted for surrenders. If you die before the annuitization start date and while this contract is in force, the death benefit will be the greatest of:
1.
the contract value after any rider charges have been deducted,
2.
the ROPP Value, or
3.
the Full Surrender Value.
ROPP Value: is the total purchase payments on the contract issue date. Additional purchase payments will be added to the ROPP value. Adjusted partial surrenders will be subtracted from the ROPP value.

84 RiverSource Innovations Select Variable Annuity — Prospectus

After a covered life change for a spouse who continues the contract and is age 85 or younger, we reset the ROPP value to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). If the spouse who continues the contract is age 86 or older, the ROPP Death Benefit will terminate and he or she will be eligible for the CV death benefit.
After a covered life change other than for the spouse who continues the contract, if the prior owner and current owners are eligible for the ROPP death benefit we reset the ROPP value on the valuation date we receive your request for the ownership change to the contract value after any rider charges have been deducted, if the contract value is less.
If the prior owner was not eligible for the ROPP but all current owners are eligible, we reset the ROPP value to the contract value after any rider charges have been deducted on the valuation date we receive your request for the ownership change.
If available in your state and you are age 79 or younger at contract issue, you may select one of the death benefits described below at the time you purchase your contract. The death benefits do not provide any additional benefit before the first contract anniversary and may not be appropriate for certain older issue ages because the benefit values may be limited after age 80. Be sure to discuss with your investment professional whether or not these death benefits are appropriate for your situation.
Maximum Anniversary Value (MAV) Death Benefit
The MAV Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:
1.
contract value after any rider charges have been deducted;
2.
the ROPP value as described above;
3.
the MAV; or
4.
the Full Surrender Value as described above.
The MAV equals the ROPP value prior to the first contract anniversary. Every contract anniversary prior to the earlier of your 81st birthday or your death, we compare the MAV to the current contract value and we reset the MAV to the higher amount. The MAV is increased by any additional purchase payments and reduced by adjusted partial surrenders.
After a covered life change for a spouse who is age 79 or younger and continues the contract, we reset the MAV to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value).
After a covered life change other than for a spouse who continues the contract, if all owners are under age 80, we reset the MAV on the valuation date we receive your request for the ownership change to the lesser of these two values:
(a)
the contract value after any rider charges have been deducted, or
(b)
the MAV on that date, but prior to the reset.
If your spouse chooses to continue the contract under the spousal continuation provision, the death benefit available for the spouse’s beneficiaries depends on the spouse’s age. If your spouse was age 79 or younger when the contract was continued, he or she will continue to be eligible for the MAV. If your spouse is over age 79 but younger than age 86 when the contract was continued, he or she will be eligible for the ROPP death benefit. If your spouse is age 86 or older when the contract was continued, he or she will be eligible for the CV death benefit.
5% Accumulation Death Benefit
The 5% Accumulation Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:
1.
contract value after any rider charges have been deducted;
2.
the ROPP value as described above;
3.
the 5% accumulation death benefit floor;
4.
the Full Surrender Value as described above.
The key terms and provisions of the 5% Accumulation Death Benefit are:
5% Accumulation Death Benefit Floor: is equal to the sum of:
1.
the contract value in the Excluded Accounts (currently, regular fixed account and GPAs), if any, and
2.
the variable account floor.

RiverSource Innovations Select Variable Annuity — Prospectus 85

Protected Account Base (PAB) and Excluded Account Base (EAB): Adjustments to variable account floor require tracking amounts representing purchase payments, not previously surrendered, that are allocated or transferred to the Protected Accounts (currently, subaccounts and the Special DCA fixed account) and Excluded Accounts.
–
PAB equals amounts representing purchase payments, not previously surrendered or transferred, that are in the Protected Accounts.
–
EAB equals amounts representing purchase payments, not previously surrendered or transferred, that are in the Excluded Accounts.
Variable Account Floor: Variable account floor is PAB increased on contract anniversaries prior to the earlier of your 81st birthday or your death.
Net Transfer: If multiple transfers are made on the same valuation day, they are combined to determine the net amount of contract value being transferred between the Protected Accounts and Excluded Accounts. This net transfer amount is used to adjust the EAB, PAB and variable account floor values.
Establishment of Variable Account Floor, PAB and EAB
On the contract date, 1) variable account floor and PAB are established as your initial purchase payment allocated to the Protected Accounts; and 2) EAB is established as your initial purchase payment allocated to the Excluded Accounts.
Adjustments to Variable Account Floor, PAB and EAB
Variable account floor, PAB and EAB are adjusted by the following:
1.
When an additional purchase payment is made;
(A)
any payment you allocate to the Protected Accounts are added to PAB and to variable account floor, and
(B)
any payment you allocate to the excluded accounts are added to EAB.
2.
When transfers are made to the Protected Accounts from the Excluded Accounts, we increase PAB and variable account floor, and we reduce EAB.
The amount we deduct from EAB and add to PAB and to variable account floor is calculated for each net transfer using the following formula:
a × b	where:
c

a	=	the amount the contract value in the Excluded Accounts is reduced by the net transfer
b	=	EAB on the date of (but prior to) the transfer
c	=	the contract value in the Excluded Accounts on the date of (but prior to) the transfer.
3.
When partial surrenders are made from the Excluded Accounts, we reduce EAB by the same amount as calculated above for transfers from the Excluded Accounts, using surrender amounts in place of transfer amounts. Partial surrenders from Excluded Accounts do not increase PAB.
4.
When transfers are made to the Excluded Accounts from the Protected Accounts, we reduce PAB and variable account floor, and increase EAB.
The amounts we deduct from PAB and variable account floor are calculated for each net transfer using the following formula:
a × b	where:
c

a	=	the amount the contract value in the Protected Accounts is reduced by the net transfer
b	=	the applicable PAB or variable account floor on the date of (but prior to) the transfer
c	=	the contract value in the Protected Accounts on the date of (but prior to) the transfer.
The amount we subtract from PAB is added to EAB.
5.
When partial surrenders are made from the Protected Accounts, we reduce PAB and variable account floor by the same amount as calculated above for transfers from the Protected Accounts, using surrender amounts in place of transfer amounts. Partial surrenders from Protected Accounts do not increase EAB.
6.
After a covered life change for a spouse who continues the contract, variable account floor and PAB are reset to the contract value in the Protected Accounts on the date of continuation. EAB is reset to the contract value in the Excluded Accounts on the date of continuation. The contract value is after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value).

86 RiverSource Innovations Select Variable Annuity — Prospectus

7.
After a covered life change other than for a spouse who continues the contract, variable account floor, PAB and EAB are reset on the valuation date we receive your written request for the covered life change if all owners are eligible for the 5% Accumulation Death Benefit.
Variable account floor and PAB are reset to the lesser of A or B where:
A	=	the contract value (after any rider charges have been deducted) in the Protected Accounts on that date, and
B	=	Variable account floor on that date (but prior to the reset).
EAB is reset to the lesser of A or B where:
A	=	the contract value (after any rider charges have been deducted) in the Excluded Accounts on that date, and
B	=	EAB on that date (but prior to the reset).
8.
On a contract anniversary when variable account floor is greater than zero:
(A)
On the first contract anniversary, we increase variable account floor by an amount equal to 5%, multiplied by variable account floor as of 60 days after the contract date.
(B)
On each subsequent contract anniversary prior to the earlier of your 81st birthday or your death, we increase variable account floor by 5%, multiplied by the prior contract anniversary’s variable account floor.
(C)
Any variable account floor increase on contract anniversaries does not increase PAB or EAB.
For contracts issued in New Jersey and Washington state, the cap on the variable account floor is 200% of PAB.
If your spouse chooses to continue the contract under the spousal continuation provision, the death benefit available for the spouse’s beneficiaries depends on the spouse’s age. If your spouse was age 79 or younger when the contract was continued, he or she will continue to be eligible for the 5% Accumulation Death Benefit. If your spouse is over age 79 but younger than age 86 when the contract was continued, he or she will be eligible for the ROPP death benefit. If your spouse is age 86 or older when the contract was continued, he or she will be eligible for the CV Death Benefit.
Enhanced Death Benefit (EDB)
The Enhanced Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:
1.
contract value after any rider charges have been deducted;
2.
the ROPP value as described above;
3.
the MAV as described above;
4.
the 5% accumulation death benefit floor as described above; or
5.
the Full Surrender Value as described above.
If your spouse chooses to continue the contract under spousal continuation provision, the death benefit available for the spouse’s beneficiaries depends on the spouse’s age. If your spouse was age 79 or younger when the contract was continued, he or she will continue to be eligible for the Enhanced Death Benefit. If your spouse is over age 79 but younger than age 86 when the contract was continued, he or she will be eligible for the ROPP death benefit. If your spouse is age 86 or older when the contract was continued, he or she will be eligible for the CV Death Benefit.
For an example of how each death benefit is calculated, see Appendix C.
Original Contract:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract was not available)
We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death. If a contract has more than one person as the owner or annuitant, we will pay the benefits upon the first to die of any owner or the annuitant. The basic death benefit available under your contract at contract issue is the ROP Death Benefit. In addition to the ROP Death Benefit, we also offer the following optional death benefits at contract issue:
•
MAV Death Benefit;
•
5% Accumulation Death Benefit; or
•
Enhanced Death Benefit.
If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your

RiverSource Innovations Select Variable Annuity — Prospectus 87

contract on your contract’s data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges and Adjustments – Annual Contract Expenses – Mortality and Expense Risk Fee.”)
We will base the benefit paid on the death benefit coverage you chose when you purchased the contract.
Here are some terms used to describe the death benefits:
Adjusted partial surrenders (calculated for ROP and MAV Death Benefits)	=	PS X DB
CV

PS	=	the amount by which the contract value is reduced as a result of the partial surrender.
DB	=	the applicable ROP value or MAV on the date of (but prior to) the partial surrender.
CV	=	contract value on the date of (but prior to) the partial surrender.
Return of Purchase Payments (ROP) Death Benefit
The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments, adjusted for surrenders. If you or the annuitant die before the annuitization start date and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:
1.
contract value; or
2.
total purchase payments applied to the contract minus adjusted partial surrenders.
The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.
If available in your state and both you and the annuitant are age 79 or younger at contract issue, you may select one of the death benefits described below at the time you purchase your contract. The death benefits do not provide any additional benefit before the first contract anniversary and may not be appropriate for certain older issue ages because the benefit values may be limited after age 80. Be sure to discuss with your investment professional whether or not these death benefits are appropriate for your situation.
Maximum Anniversary Value (MAV) Death Benefit
The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these three values, minus any applicable rider charges:
1.
contract value;
2.
total purchase payments applied to the contract minus adjusted partial surrenders; or
3.
the MAV on the date of death.
Maximum Anniversary Value (MAV): is zero prior to the first contract anniversary. On the first contract anniversary, we set the MAV as the greater of these two values:
(a)
current contract value; or
(b)
total purchase payments applied to the contract minus adjusted partial surrenders.
Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by adjusted partial surrenders. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.
5% Accumulation Death Benefit
The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these three values, minus any applicable rider charges:
1.
contract value;
2.
total purchase payments applied to the contract minus adjusted partial surrenders; or
3.
the 5% variable account floor.
The key terms and provisions of the 5% Accumulation Death Benefit are:
5% Variable Account Floor: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:
•
the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;
•
plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;
•
minus adjusted transfers and partial surrenders from the subaccounts or the DCA fixed account.

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Thereafter, we continue to add subsequent purchase payments allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial surrenders from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary’s variable account floor. We stop adding this amount after you or the annuitant reach age 81 or after the earlier of your or the annuitant’s death.
5% variable account floor adjusted transfers or partial surrenders	=	PST X VAF
SAV

PST	=	the amount by which the contract value in the subaccounts and the DCA fixed account is reduced as a result of the partial surrender or transfer from the subaccounts or the DCA fixed account.
VAF	=	variable account floor on the date of (but prior to) the transfer or partial surrender.
SAV	=	value of the subaccounts and the DCA fixed account on the date of (but prior to) the transfer or partial surrender.
The amount of purchase payments surrendered or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:
(a)
is the amount of purchase payments in the account or subaccount on the date of but prior to the current surrender or transfer; and
(b)
is the ratio of the amount of contract value transferred or surrendered from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current surrender or transfer.
For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments allocated to the subaccounts and the DCA fixed account that have not been surrendered or transferred out of the subaccounts or DCA fixed account.
NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit 5% variable account floor.
Enhanced Death Benefit (EDB)
The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these four values, minus any applicable rider charges:
1.
contract value;
2.
total purchase payments applied to the contract minus adjusted partial surrenders;
3.
the MAV on the date of death as described above; or
4.
the 5% variable account floor as described above.
For an example of how each death benefit is calculated, see Appendix C.
If You Die Before the Annuitization Start Date
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled. Death claim requirements generally include due proof of death and will be detailed in the claim materials we send upon notification of death.
Nonqualified annuities
For the Current Contract:
If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.
There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (see “Optional Benefits” and “Benefits in the Case of Death”). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see “Charges and Adjustments – Transaction Expenses – Mortality and Expense Risk Fee”).

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If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•
the beneficiary elects in writing, and payouts begin no later than one year after your death, or other date as permitted by the IRS; and
•
the payout period does not extend beyond the beneficiary’s life or life expectancy.
For the Original Contract:
If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.
There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (See “Optional Benefits” and “Optional Death Benefits”.)
If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•
the beneficiary elects in writing, and payouts begin no later than one year after your death, or other date as permitted by the IRS; and the payout period does not extend beyond December 31 of the 10th year following your death or the applicable life expectancy for an eligible designated beneficiary.
Qualified annuities
The information below has been revised to reflect proposed regulations issued by the Internal Revenue Service that describe the requirements for required minimum distributions when a person or entity inherit assets held in an IRA, 403(b) or qualified retirement plan. This proposal is not final and may change. Contract owners are advised to work with a tax professional to understand their required minimum distribution obligations under the proposed regulations and federal law.  The proposed regulations can be found in the Federal Register, Vol. 87, No. 37, dated Thursday, February 24, 2022.
For the Current Contract:
•
Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 73. If you attained age 73 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.
Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner. There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset (see “Optional Benefits”, “Optional Death Benefits” and “Benefits in the Case of Death”). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see “Charges and Adjustments – Transaction Expenses – Mortality and Expense Risk Fee”). If your spouse is the sole beneficiary and elects to treat the contract his/her own as an inherited IRA, the SecureSource Stages and SecureSource Stages 2 riders will terminate.
If you purchased this contract as an inherited IRA and your spouse is the sole beneficiary, he or she can elect to continue this contract as an inherited IRA. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy and must withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death.
If you purchased this contract as an inherited IRA and your spouse is not the sole beneficiary, he or she can elect an alternative payment plan for their share of the death benefit and all optional death benefits and living benefits will terminate. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy and must withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death.

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•
Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs on or after Jan. 1, 2020, the beneficiary is required to withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death unless they qualify as an “eligible designated beneficiary.” Your beneficiary may be required to take distributions during the 10-year period if you died after your Required Beginning Date. Eligible designated beneficiaries may continue to take proceeds out over your life expectancy if you died prior to your Required Beginning Date or over the greater of your life expectancy or their life expectancy if you died after your Required Beginning Date. Eligible designated beneficiaries include the surviving spouse:
•
the surviving spouse;
•
a lawful child of the owner under the age of 21 (remaining amount must be withdrawn by the earlier of the end of the year the minor turns 31 or end of the 10th year following the minor's death);
•
disabled within the meaning of Code section 72(m)(7);
•
chronically ill within the meaning of Code section 7702B(c)(2);
•
any other person who is not more than 10 years younger than the owner.
However, non-natural beneficiaries, such as estates and charities, are subject to a five-year rule to distribute the IRA if you died prior to your Required Beginning Date.
We will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under a payout plan available under this contract and:
•
the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•
the payout period does not extend beyond December 31 of the 10th year following your death or the applicable life expectancy for an eligible designated beneficiary.
•
Spouse and Non-spouse beneficiary: If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or annuitize the contract to deplete it within 10 years of your beneficiary’s death.
•
Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary may continue depending on the annuity payout plan you elect, subject to adjustment to comply with the IRS rules and regulations.
For the Original Contract:
•
Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 72. If you attained age 72 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.
Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner. There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (See “Optional Benefits” and “Optional Death Benefits”.)
•
Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs on or after Jan. 1, 2020, the beneficiary is required to withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death unless they qualify as an “eligible designated beneficiary.” Your beneficiary may be required to take distributions during the 10-year period if you died after your Required Beginning Date. Eligible designated beneficiaries may continue to take proceeds out over your life expectancy if you died prior to your Required Beginning Date or over the greater of your life expectancy or their life expectancy if you died after your Required Beginning Date. Eligible designated beneficiaries include the surviving spouse:
•
the surviving spouse;
•
a lawful child of the owner under the age of 21 majority (remaining amount must be withdrawn by the earlier of the end of the year the minor turns 31 or end of the 10th year following the minor's death);
•
disabled within the meaning of Code section 72(m)(7);
•
chronically ill within the meaning of Code section 7702B(c)(2);
•
any other person who is not more than 10 years younger than the owner.
However, non-natural beneficiaries, such as estates and charities, are subject to a five-year rule to distribute the IRA if you died prior to your Required Beginning Date.

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We will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under a payout plan available under this contract if:
•
the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•
the payout period does not extend beyond the beneficiary’s life or life expectancy for an eligible designated beneficiary. (Payout plans are limited if the beneficiary is not an eligible designated beneficiary.)
•
Spouse and Non-spouse beneficiary: If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or annuitize the contract to deplete it within 10 years of your beneficiary’s death.
•
Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary may continue depending on the annuity payout plan you elect, subject to adjustment to comply with the IRS rules and regulations.
How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the contract’s maturity date (the latest day on which income payments may begin under the contract) or 2) the date the death benefit is due and payable. If a contract matures or we determine a death benefit is payable, we will use our best efforts to locate you or designated beneficiaries. If we are unable to locate you or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your address or beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.
For nonqualified deferred annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner.
Optional Benefits
The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.
Optional Living Benefits
SecureSource Stages 2 Rider
The SecureSource Stages 2 rider is an optional benefit that you can add to your contract for an additional charge. This benefit is intended to provide to you, after the lifetime benefit is established, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. If the lifetime benefit is not established and contract value goes to zero due to a withdrawal, the contract and the rider will terminate. (see “Other provisions – Rules for Surrender”). Additionally, this benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary gains.
The SecureSource Stages 2 rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract after the waiting period and wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime. This rider may not be appropriate for you if you do not intend to limit withdrawals to the amount allowed in order to receive the full benefits of the rider.
Your benefits under the rider can be reduced if any of the following occurs:
•
If you take any withdrawals during the 1-year waiting period, the lifetime benefit amount will be determined using percentage B for the appropriate age band as long as rider benefits are payable;

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•
If you withdraw more than the allowed withdrawal amount in a contract year, or you take withdrawals before the lifetime benefit is available;
•
If you take a withdrawal and later choose to allocate your contract value to a fund of funds that is more aggressive than the target fund;
•
If the contract value is 20% or more below purchase payments increased by any contract anniversary gains or rider credits and adjusted for withdrawals (see withdrawal adjustment base described below).
The SecureSource Stages 2 rider guarantees that, regardless of investment performance, you may take withdrawals up to the lifetime benefit amount each contract year after the lifetime benefit is established. Your age at the time of the first withdrawal will determine the age band for as long as benefits are payable except as described in the lifetime payment percentage provision.
As long as your total withdrawals during the current year do not exceed the lifetime benefit amount, you will not be assessed a surrender charge. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and benefits will be reduced in accordance with excess withdrawal processing. At any time, you may withdraw any amount up to your entire surrender value, subject to excess withdrawal processing under the rider.
Subject to conditions and limitations, the rider also guarantees that you or your beneficiary will get back purchase payments you have made, increased by annual step-ups, through withdrawals over time. Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.
Subject to conditions and limitations, the lifetime benefit amount can be increased if a rider credit is available or your contract value has increased on a rider anniversary. The principal back guarantee can also be increased if your contract value has increased on a rider anniversary.
Availability
There are two optional SecureSource Stages 2 riders available under your contract:
•
SecureSource Stages 2 – Single Life
•
SecureSource Stages 2 – Joint Life
The information in this section applies to both SecureSource Stages 2 riders, unless otherwise noted.
For the purpose of this rider, the term “withdrawal” has the same meaning as the term “surrender” in the contract or any other riders
The SecureSource Stages 2 – Single Life rider covers one person. The SecureSource Stages 2 – Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Stages 2 – Single Life rider or the SecureSource Stages 2 – Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.
The SecureSource Stages 2 rider is an optional benefit that you may select for an additional annual charge if:
•
Single Life: you are 85 or younger on the date the contract is issued; or
•
Joint Life: you and your spouse are 85 or younger on the date the contract is issued.
The SecureSource Stages 2 riders are not available under an inherited qualified annuity.
The SecureSource Stages 2 rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:
•
Single Life: death (see “At Death” heading below).
•
Joint Life: the death of the last surviving covered spouse (see ”Joint Life only: Covered Spouses” and “At Death” headings below).
Key Terms
The key terms associated with the SecureSource Stages 2 rider are:
Age Bands: Each age band is associated with a two lifetime payment percentages. The covered person (Joint Life: the younger covered spouse) must be at least the youngest age shown in the first age band for the annual lifetime payment to be established. After the annual lifetime payment is established, in addition to your age, other factors determine when you move to a higher age band.
Annual Lifetime Payment (ALP): the lifetime benefit amount available each contract year after the covered person (Joint Life: the younger covered spouse) has reached the youngest age in the first age band. After the waiting period, the annual withdrawal amount guaranteed by the rider can vary each contract year.

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Annual Step-Up: an increase in the benefit base and/or the principal back guarantee and a possible increase in the lifetime payment percentage that is available each rider anniversary if your contract value increases, subject to certain conditions.
Benefit Base (BB): used to calculate the annual lifetime payment and the annual rider charge. The BB cannot be withdrawn in a lump sum or annuitized and is not payable as a death benefit.
Credit Base (CB): used to calculate the rider credit. The CB cannot be withdrawn or annuitized and is not payable as a death benefit.
Excess Withdrawal: (1) a withdrawal taken before the annual lifetime payment is established, or (2) a withdrawal that is greater than the remaining annual lifetime payment after the annual lifetime payment is established.
Excess Withdrawal Processing: a reduction in benefits if a withdrawal is taken before the annual lifetime payment is established or if a withdrawal exceeds the remaining annual lifetime payment.
Lifetime Payment Percentage: used to calculate your annual lifetime payment. Two percentages (“percentage A” and “percentage B”) are used for each age band. The difference between percentage A and percentage B is referred to as the income bonus. Percentage B is referred to as the minimum lifetime payment percentage.
Principal Back Guarantee (PBG): a guarantee that total withdrawals will not be less than purchase payments you have made, increased by annual step-ups, as long as there is no excess withdrawal or benefit reset.
Remaining Annual Lifetime Payment (RALP): as you take withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. After the annual lifetime payment is established, the RALP is the guaranteed amount that can be withdrawn during the remainder of the current contract year.
Rider Credit: an amount that can be added to the benefit base on each of the first ten contract anniversaries based on a rider credit percentage of 8% for the first anniversary and 6% thereafter, as long as no withdrawals have been taken since the rider effective date and you do not decline any annual rider fee increase. Investment performance and excess withdrawals may reduce or eliminate the benefit of any rider credits. Rider credits may result in higher rider charges that may exceed the benefit from the credits.
Waiting Period: the period of time before you can take a withdrawal without limiting benefits under the rider. If you take any withdrawals during the waiting period, the lifetime benefit amount will be determined using percentage B, the minimum lifetime payment percentage, for the appropriate age band and percentage A, and therefore the income bonus, will not be available as long as rider benefits are payable. The waiting period starts on the rider effective date and ends on the day prior to the first anniversary.
Withdrawal: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.
Withdrawal Adjustment Base (WAB): one of the components used to determine the lifetime payment percentage after the waiting period. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.
Important SecureSource Stages 2 Rider Considerations
You should consider whether a SecureSource Stages 2 rider is appropriate for you taking into account the following considerations:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•
Lifetime Benefit Limitations: The lifetime benefit is subject to certain limitations, including but not limited to:
Single Life: Once the contract value equals zero, payments are made for as long as the covered person is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner even if the covered person is still living (see “At Death” heading below). This possibility may present itself when there are multiple contract owners – when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living.
Joint Life: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see “At Death” heading below).
•
Withdrawals: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 1-year waiting period, the lifetime benefit amount will be determined using percentage B for the appropriate age band and percentage A, and therefore the income bonus, will not be available as long as rider

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benefits are payable. Any withdrawals in the first 10 years will terminate any remaining rider credits. Also, if you withdraw more than the allowed withdrawal amount in a contract year or take withdrawals before the lifetime benefit is available (“excess withdrawal”), the guaranteed amounts under the rider will be reduced.
•
Investment Allocation Restrictions: You must elect one of the approved investment options. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion in the future. This requirement limits your choice of investment options. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer Funds.”) You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see “Making the Most of Your Contract – Market Timing”).
The following provisions apply to contracts invested in a Portfolio Navigator fund:
•
You can allocate your contract value to any available Portfolio Navigator fund during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.
•
Immediately following a withdrawal your contract value will be reallocated to the target investment option classification as shown in your contract if your current investment option is more aggressive than the target investment option classification. This automatic reallocation is not included in the total number of allowed investment option changes per contract year. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option classification that is more aggressive than the Moderate investment option after 30 days written notice.
•
After you have taken a withdrawal and prior to any benefit reset, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, you will be in the accumulation phase again and your rider benefit will be reset as follows:
1.
the BB, PBG and WAB will be reset to the contract value, if less than their current amount; and
2.
the ALP and RALP, if available, will be recalculated.
You may request to change your investment option by written request on an authorized form or by another method agreed to by us.
•
Non-Cancelable: Once elected, the SecureSource Stages 2 rider may not be cancelled (except as provided under “Rider Termination” heading below) and the charge will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).
Dissolution of marriage does not terminate the SecureSource Stages 2 – Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource Stages 2 – Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural or revocable trust ownership). The rider will terminate at the death of the contract owner because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see ”Joint Life only: Covered Spouses” below).
•
Joint Life: Limitations on Contract Owners, Annuitants and Beneficiaries: Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner’s death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary.
You are responsible for establishing ownership arrangements that will allow for spousal continuation.
If you select the SecureSource Stages 2 – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.

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•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments (subject to state restrictions), which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract – Purchase Payments”.
•
Interaction with Total Free Amount (FA) contract provision: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see “Charges and Adjustments – Transaction Expenses – Surrender Charge”). The FA may be greater than the remaining annual lifetime payment under this rider. Any amount you withdraw under the contract’s FA provision that exceeds the remaining annual lifetime payment is subject to the excess withdrawal processing described below.
You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:
•
Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes – Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59½ may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD during the waiting period the lifetime benefit amount will be determined using percentage B for as long as rider benefits are payable. While the rider permits certain excess withdrawals to be taken for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes – Other – Spousal status” section of this prospectus.
Lifetime Benefit Description
Single Life only: Covered Person: the person whose life is used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered person is the oldest contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered person is the oldest annuitant.
Joint Life only: Covered Spouses: the contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If any contract owner is a nonnatural person or a revocable trust, the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered spouses are established on the rider effective date and cannot be changed.
Annual Lifetime Payment (ALP): the lifetime benefit amount available each contract year after the covered person (Joint Life: younger covered spouses) has reached age 50. When the ALP is established and at all times thereafter, the ALP is equal to the BB multiplied by the lifetime payment percentage. Anytime the lifetime payment percentage or BB changes as described below, the ALP will be recalculated. After the waiting period and when the ALP is established, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year.
If you withdraw less than the ALP in a contract year, the unused portion does not carry over to future contract years.
Single Life: The ALP is established on the later of the rider effective date if the covered person has reached age 50, or the date the covered person’s attained age equals age 50.
Joint Life: The ALP is established on the earliest of the following dates:
•
The rider effective date if the younger covered spouse has already reached age 50.
•
The date the younger covered spouse’s attained age equals age 50.
•
Upon the first death of a covered spouse, then either: (a) the date we receive a written request when the death benefit is not payable and the surviving covered spouse has already reached age 50, (b) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 50, or (c) the date the surviving covered spouse reaches age 50.

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•
Following dissolution of marriage of the covered spouses, then either (a) the date we receive a written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached age 50, or (b) the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches age 50.
Remaining Annual Lifetime Payment (RALP): the annual lifetime payment guaranteed for withdrawal for the remainder of the contract year. The RALP is established at the same time as the ALP. The RALP equals the ALP less all withdrawals in the current contract year, but it will not be less than zero.
Lifetime Payment Percentage: used to calculate the annual lifetime payment. Two percentages are used for a given age band, percentage A or percentage B, depending on the factors described below.
For ages:
•
50-58, percentage A is 4% and percentage B is 3%.
•
59-64, percentage A is 5% and percentage B is 4%.
•
65-79, percentage A is 6% and percentage B is 5%.
•
80 and older, percentage A is 7% and percentage B is 6%.
The age band for the lifetime payment percentage is determined at the following times:
•
When the ALP is established: The age band used to calculate the initial ALP is the percentage for the covered person’s attained age (Joint Life: younger covered spouse’s attained age).
•
On the covered person’s subsequent birthdays (Joint Life: younger covered spouse’s subsequent birthdays): Except as noted below, if the covered person’s new attained age (Joint Life: younger covered spouse’s attained age) is in a higher age band, then the higher age band will be used to determine the appropriate lifetime payment percentage. (However, if you decline any rider fee increase or if a withdrawal has been taken since the ALP was established, then the lifetime payment percentage will not change on subsequent birthdays.)
•
Upon annual step ups (see “Annual step ups” below).
•
For the Joint life rider, upon death or change in marital status: In the event of death or dissolution of marriage: (A) If no withdrawal has been taken since the ALP was established and no rider fee increase has been declined, the lifetime payment percentage will be reset based on the Age Band for the remaining covered spouse’s attained age. (B) If the ALP is not established but the remaining covered spouse has reached the youngest age in the first Age Band, the remaining covered spouse’s attained age will be used to determine the age band for the lifetime payment percentage. In the event of remarriage of the covered spouses to each other, the lifetime payment percentage used is the percentage for the younger covered spouse’s attained age.
The following determines whether percentage A or percentage B is used for each applicable age band:
During the waiting period, percentage B will be used. If you take a withdrawal in the waiting period, percentage B will be used and the income bonus will not be available for as long as rider benefits are payable.
If no withdrawal is taken during the waiting period, after the waiting period a comparison of your contract value and the withdrawal adjustment base (WAB) determines whether percentage A or percentage B is used to calculate the ALP unless the percentage is fixed as described below. Market volatility, a prolonged flat, low or down market, rider credits, and the deduction of charges all impact whether you are eligible for percentage A or percentage B. On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then percentage A is used in calculating your ALP, otherwise percentage B is used. The benefit determining percentage is calculated as follows, but it will not be less than zero:
1 – (a/b)	where:

a	=	Contract value at the end of the prior valuation period
b	=	WAB at the end of the prior valuation period
After the ALP is established and after the waiting period, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year. Beginning on the next rider anniversary, the lifetime payment percentage can change on each valuation day as described above until a withdrawal is taken in that contract year.
However, at the earliest of (1), (2) or (3) below Percentage A and Percentage B will be set and remain fixed as long as the benefit is payable:
•
if the ALP is established, when your contract value on a rider anniversary is less than two times the benefit base (BB) multiplied by percentage B for your current age band, or
•
when the contract value reduces to zero, or
•
on the date of death (Joint Life: remaining covered spouse’s date of death) when a death benefit is payable.

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For certain periods of time at our discretion and on a non-discriminatory basis, your lifetime payment percentage may be set by us to percentage A if more favorable to you.
Determination of Adjustments of Benefit Values: Your lifetime benefit values (benefit base (BB), credit base (CB) and withdrawal adjustment base (WAB)) and principal back guarantee (PBG) are determined at the following times and are subject to a maximum amount of $10 million each:
•
On the contract date: The WAB, CB, BB and PBG are set equal to the initial purchase payment.
•
When an additional purchase payment is made: If the WAB and CB are greater than zero, the WAB and CB will be increased by the amount of each additional purchase payment. The BB and PBG will be increased by the amount of each additional purchase payment.
•
When a withdrawal is taken: If the CB is greater than zero, the CB will be permanently reset to zero when the first withdrawal is taken, and there will be no additional rider credits.
When a withdrawal is taken:
(a)
If the first withdrawal is taken during the waiting period, the WAB will be permanently reset to zero. If the first withdrawal is taken after the waiting period, the WAB will be reduced by the “adjustment for withdrawal,” as defined below.
(b)
If the ALP is established and the withdrawal is less than or equal to the RALP, the BB does not change and the PBG is reduced by the amount of the withdrawal, but it will not be less than zero.
(c)
If the ALP is not established, excess withdrawal processing will occur as follows. The BB will be reduced by the “adjustment for withdrawal,” and the PBG will be reduced by the greater of the amount of the withdrawal or the “adjustment for withdrawal,” but it will not be less than zero.
(d)
If the ALP is established and the withdrawal is greater than the RALP, excess withdrawal processing will occur as follows:
The PBG will be reset to the lesser of:
(i)
the PBG reduced by the amount of the withdrawal, but it will not be less than zero; or
(ii)
the PBG minus the RALP on the date of (but prior to) the withdrawal and further reduced by an amount calculated as follows, but it will not be less than zero:

a × b	where:
c

a	=	the amount of the withdrawal minus the RALP
b	=	the PBG minus the RALP on the date of (but prior to) the withdrawal
c	=	the contract value on the date of (but prior to) the withdrawal minus the RALP
The BB will be reduced by an amount as calculated below:
d × e	where:
f

d	=	the amount of the withdrawal minus the RALP
e	=	the BB on the date of (but prior to) the withdrawal
f	=	the contract value on the date of (but prior to) the withdrawal minus the RALP.
Adjustment for Withdrawal Definition: When the WAB, PBG or BB is reduced by a withdrawal in the same proportion as the contract value is reduced, the proportional amount deducted is the “adjustment for withdrawal.” The “adjustment for withdrawal” is calculated as follows:
g × h	where:
i

g	=	the amount the contract value is reduced by the withdrawal
h	=	the WAB, BB or PBG (as applicable) on the date of (but prior to) the withdrawal
I	=	the contract value on the date of (but prior to) the withdrawal.
Rider Anniversary Processing: The following describes how the WAB, BB and PBG are calculated on rider anniversaries, subject to the maximum amount of $10 million for each, and how the lifetime payment percentage can change on rider anniversaries.
•
The WAB on rider anniversaries: Unless the WAB is permanently reset to zero or you decline any rider fee increase, the WAB (after any rider credit is added) will be increased to the contract value, if the contract value is greater.

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Rider Credits: If you did not take any withdrawals and you did not decline any rider fee increase, rider credits are available for the first ten contract anniversaries. On the first anniversary, the rider credit equals the credit base (CB) 180 days following the rider effective date multiplied by 8%. On any subsequent anniversaries, the rider credit equals the CB as of the prior rider anniversary multiplied by 6%. On the first anniversary the BB and WAB will be set to the greater of the current BB, or the BB 180 days following the contract date increased by the rider credit and any additional purchase payments since 180 days following the rider effective date. On any subsequent rider credit dates the BB and WAB will be set to the greater of the current BB, or the BB on the prior anniversary increased by the rider credit and any additional purchase payments since the prior anniversary. If the CB is greater than zero, the CB will be permanently reset to zero on the 10th rider anniversary after any adjustment to the WAB and BB, and there will be no additional rider credits.
•
Annual step ups: Beginning with the first rider anniversary, an annual step-up may be available. If you decline any rider fee increase, future annual step-ups will no longer be available.
The annual step-up will be executed on any rider anniversary where the contract value (after charges are deducted) is greater than the PBG or the BB after any rider credit is added. If an annual step-up is executed, the PBG, BB and lifetime payment percentage will be adjusted as follows: The PBG will be increased to the contract value, if the contract value is greater. The BB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If the covered person’s attained age (Joint Life: younger covered spouses attained age) on the rider anniversary is in a higher age band and (1) there is an increase to BB due to a step-up or (2) the BB is at the maximum of $10,000,000 so there was no step-up of the BB, then the higher age band will be used to determine the appropriate lifetime payment percentage, regardless of any prior withdrawals.
Other Provisions
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the remaining annual lifetime payment on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:
•
The annual lifetime payment is established;
•
The RMD is for your contract alone;
•
The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
•
The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.
RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. If any withdrawal is taken in the waiting period, including RMDs, Percentage B for the applicable age band will be used as long as rider benefits are payable. Any withdrawals taken before the annual lifetime payment is established or withdrawing amounts greater than the remaining annual lifetime payment that do not meet these conditions will result in excess withdrawal processing. The amount in excess of the RALP that is not subject to excess withdrawal processing will be recalculated if the ALP changes due to lifetime payment percentage changes. See Appendix E for additional information.
Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Stages 2 – Single Life rider terminates.
Joint Life: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource Stages 2 – Joint Life rider also continues. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.
Unless you decline a rider fee increase, at the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Rider Anniversary Processing – Annual Step-Up” heading above) also apply to the spousal continuation step-up except that the RALP will be reduced for any prior withdrawals in that contract year. The WAB, if greater than zero, will be increased to the contract value if the contract value is greater. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.
Rules for Surrender: Minimum contract values following surrender no longer apply to your contract. For withdrawals, the withdrawal will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.

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If your contract value is reduced to zero, the CB, if greater than zero, will be permanently reset to zero, and there will be no additional rider credits. Also, the following will occur:
•
If the ALP is not established and if the contract value is reduced to zero as a result of market performance, fees or charges, then the owner must wait until the ALP would be established, and the ALP will be paid annually until the death of the covered person (Joint Life: both covered spouses).
•
If the ALP is established and if the contract value is reduced to zero as a result of market performance, fees or charges, or as a result of a withdrawal that is less than or equal to the RALP, then the owner will receive the ALP paid annually until the death of the covered person (Joint Life: both covered spouses).
In either case above:
•
These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, We have the right to change the frequency, but no less frequently than annually.
•
We will no longer accept additional purchase payments.
•
No more charges will be collected for the rider.
•
The current ALP is fixed for as long as payments are made.
•
The death benefit becomes the remaining schedule of annual lifetime payments, if any, until total payments to the owner and the beneficiary are equal to the PBG at the time the contract value falls to zero.
•
The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year.
•
If the ALP is not established and if the contract value is reduced to zero as a result of a withdrawal taken before the ALP is established, this rider and the contract will terminate.
•
If the ALP is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the RALP, this rider and the contract will terminate.
At Death:
Single Life: If the contract is jointly owned and an owner dies when the contract value is greater than zero, the lifetime benefit for the covered person will cease even if the covered person is still living or if the contract is continued under the spousal continuation option.
Joint Life: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving covered spouse.
If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:
•
elect to take the death benefit under the terms of the contract, or
•
elect to take the principal back guarantee available under this rider, or
•
continue the contract and the SecureSource Stages 2 – Joint Life rider under the spousal continuation option.
For single and joint life, the beneficiary may elect the principal back guarantee under this rider if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy. If elected, the following will occur:
1.
If the PBG is greater than zero and the ALP is established, the ALP on the date of death will be paid until total payments to the beneficiary are equal to the PBG on the date of death.
2.
If the PBG is greater than zero and the ALP is not established, the BB on the date of death multiplied by the lifetime payment percentage used for the youngest age of the covered spouses in the first age band will be paid annually until total payments to the beneficiary are equal to the PBG on the date of death.
In either of the above cases:
•
After the date of death, there will be no additional rider credits or annual step-ups.
•
The lifetime payment percentage used will be set as of the date of death.
•
The amount paid in the current contract year will be reduced for any prior withdrawals in that year.
3.
On the date of death (Joint Life: remaining covered spouse’s date of death), if the CB is greater than zero, the CB will be permanently reset to zero, and there will be no additional rider credits.
4.
If the PBG equals zero, the benefit terminates. No further payments are made.
Contract Ownership Change:
Single Life: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. Effective May 1, 2016, joint ownership and joint annuitants are not allowed except for contracts issued in California. If there is a change of ownership and the covered person would be different, the rider terminates.

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Joint Life: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.
Assignment: If allowed by state law, an assignment is subject to our approval.
Annuity Provisions: If your annuitization start date is the maximum annuitization start date, you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the SecureSource Stages 2 rider. Under the rider’s payout option, the minimum amount payable shown in Table B, will not apply and you will receive the annual lifetime payment provided by this rider until the later of the death of the covered person (Joint Life: both covered spouses) or depletion of the principal back guarantee. If you choose to receive the ALP, the amount payable each year will be equal to the annual lifetime payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. For more information about annuity payout plans, please see “The Annuity Payout Period – Annuity Payout Plans.”
If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the PBG.
Rider Termination
The SecureSource Stages 2 rider cannot be terminated either by you or us except as follows:
•
Single Life: a change of ownership that would result in a different covered person will terminate the rider.
•
Single Life: after the death benefit is payable, the rider will terminate.
•
Single Life: spousal continuation will terminate the rider.
•
Joint Life: after the death benefit is payable the rider will terminate if anyone other than a covered spouse continues the contract. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.
•
On the annuitization start date, the rider will terminate.
•
You may terminate the rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase. (see “Charges and Adjustments – Optional Benefit Charges – Optional Living Benefit Charges – SecureSource Stages 2 Rider Charge”).
•
When the contract value is zero and either the annual lifetime payment is not established or a withdrawal in excess of the remaining annual lifetime payment is taken, the rider will terminate.
•
Termination of the contract for any reason will terminate the rider.
For an example, see Appendix D.
Accumulation Protector Benefit Rider
The Accumulation Protector Benefit rider is an optional benefit, available for contract applications signed on or after May 3, 2010, that you may select for an additional charge. We have offered a different version of the Accumulation Protector Benefit rider for the Original Contract with applications signed prior to June 1, 2009. The description of the Accumulation Protector Benefit rider in this section applies to both Original and Current contracts unless noted otherwise. The Accumulation Protector Benefit rider specifies a waiting period that ends on the benefit date. The Accumulation Protector Benefit rider provides a one-time adjustment to your contract value on the benefit date if your contract value is less than the Minimum Contract Accumulation Value (defined below) on that benefit date. On the benefit date, if the contract value is equal to or greater than the Minimum Contract Accumulation Value, as determined under the Accumulation Protector Benefit rider, the Accumulation Protector Benefit rider ends without value and no benefit is payable.
If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. Exception: if you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.
For the Current Contract, if you are (or if the owner is a non-natural person, then the annuitant is) age 80 or younger at contract issue and this rider is available in your state, you may elect the Accumulation Protector Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. For the Original Contract, you may have elected the Accumulation Protector Benefit rider at the time you purchased your contract and the rider effective date was the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it except as described in the “Terminating the Rider” section below. An additional charge for the

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Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. After the waiting period, you have the following options:
•
Continue your contract;
•
Take partial surrenders or make a full surrender; or
•
Annuitize your contract.
The Accumulation Protector Benefit rider may not be purchased with the optional SecureSource Stages 2 rider.
You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:
•
you must be invested in one of the approved investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to other contract owners who do not elect this rider. You may allocate qualifying purchase payments to the Special DCA fixed account, when available (see “The Special DCA Fixed Account”), and we will make monthly transfers into the investment option you have chosen. (See “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer Funds”);
•
you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider. Some exceptions apply (see “Additional Purchase Payments with Elective Step up” below). In addition, we reserve the right to change these additional purchase payment limitations, including making further restrictions, upon written notice;
•
if you purchase this contract as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the RMDs under the Code. Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;
•
if you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;
•
the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and
•
the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change your investment option to one that causes the Accumulation Protector Benefit rider charge to increase (see “Charges and Adjustments”).
Be sure to discuss with your investment professional whether an Accumulation Benefit rider is appropriate for your situation.
Here are some general terms that are used to describe the operation of the Accumulation Protector Benefit:
Benefit Date: This is the first valuation date immediately following the expiration of the waiting period.
Minimum Contract Accumulation Value (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.
Adjustments for Partial Surrenders: The adjustment made for each partial surrender from the contract is equal to the amount derived from multiplying (a) and (b) where:
(a)
is 1 minus the ratio of the contract value on the date of (but immediately after) the partial surrender to the contract value on the date of (but immediately prior to) the partial surrender; and
(b)
is the MCAV on the date of (but immediately prior to) the partial surrender.
Waiting Period: The waiting period for the rider is 10 years.
We reserve the right to restart the waiting period on the latest contract anniversary if you change your investment option after we have exercised our rights to increase the rider fee.
Your initial MCAV is equal to your initial purchase payment and any purchase payment credits. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by any adjustments for partial surrenders made during the waiting period.

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Automatic Step up
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:
1. 80% of the contract value (after charges are deducted) on the contract anniversary; or
2. the MCAV immediately prior to the automatic step up.
The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.
The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).
Elective Step up Option
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value (after charges are deducted) on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.
We may increase the fee for your rider (see “Optional Benefit Charges – Optional Living Benefit Charges – Accumulation Protector Benefit Rider Charge”). The revised fee would apply to your rider if you exercise the annual elective step up, your MCAV is increased as a result, and the revised fee is higher than your annual rider fee before the elective step up. Elective step ups will also result in a restart of the waiting period as of the most recent contract anniversary.
The elective step up does not create contract value, guarantee the performance of any investment option or provide any benefit that can be surrendered or paid upon death. Rather the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.
For Original Contracts:
We have the right to restrict the elective step up option on inherited IRAs, but we currently allow them. Please consider carefully if an elective step up is appropriate if you own an inherited IRA because the elective step up will restart the waiting period and the required minimum distributions for an inherited IRA may significantly decrease the future benefit payable under this rider. We reserve the right to restrict the elective step up option on inherited IRAs in the future.
The elective step up option is not available if the benefit date would be after the annuitization start date. See “The Annuitization Start Date” section for options available to you.
For Current Contracts:
The elective step up option is not available for inherited IRAs or if the benefit date would be after the annuitization start date (see “The Annuitization Start Date” section for annuitization start date options).
Additional Purchase Payments with Annual Elective Step ups – Current Contract Only
If your MCAV is increased as a result of elective step up, you have 180 days from the latest contract anniversary to make additional purchase payments, if allowed under the base contract. The MCAV will include the amount of any additional purchase payments received during this period. We reserve the right to change these additional purchase payment limitations.
Spousal Continuation
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up for the entire contract year. In addition, the waiting period will restart as of the most recent contract anniversary.
Change of Ownership or Assignment
Subject to state limitations, a change of ownership or assignment is subject to our approval.

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Terminating the Rider
The rider will terminate under the following conditions:
The rider will terminate before the benefit date without paying a benefit on the date:
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you take a full surrender;
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annuitization begins;
•
the contract terminates as a result of the death benefit being paid; or
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when a beneficiary elects an alternative payment plan which is an inherited IRA.
The rider will terminate on the benefit date.
For an example, see Appendix L.
Optional Living Benefits
(For contracts with application signed before July 19, 2010)
If you bought a contract before July 19, 2010 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.
If you purchased a contract(1)...	and you selected one of the following optional living benefits...	disclosure for this benefit may be found in the following Appendix:
Before April 29, 2005	Guarantor Withdrawal Benefit (“Rider B”)	Appendix J
April 29, 2005 – April 30, 2006	Guarantor Withdrawal Benefit (“Rider A”)	Appendix J
May 1, 2006 – April 30, 2007	Guarantor Withdrawal Benefit for Life	Appendix I
Before May 1, 2007	Income Assurer Benefit	Appendix K
Before Aug. 10, 2009	SecureSource Rider	Appendix M
Before Nov. 30, 2009	SecureSource 20 Rider	Appendix N
Before July 19, 2010	SecureSource Stages Rider	Appendix O
(1)
These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents.
Optional Additional Death Benefits
Benefit Protector Death Benefit Rider (Benefit Protector)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector provides reduced benefits if you (Current Contract) or you or the annuitant (Original Contract) are 70 or older at the rider effective date, The Benefit Protector does not provide any additional benefit before the first rider anniversary.
If this rider is available in your state and you (Current Contract) or both you and the annuitant (Original Contract) are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus, the 5% Accumulation Death Benefit or Enhanced Death Benefit.
Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any surrenders including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.
The Benefit Protector provides that if you (Current Contract) or you or the annuitant (Original Contract) die after the first rider anniversary, but before the annuitization start date, and while this contract is in force, we will pay the beneficiary:
•
the applicable death benefit, plus:
•
40% of your earnings at death if you (Current Contract) or you and the annuitant (Original Contract) were under age 70 on the rider effective date; or
•
15% of your earnings at death if you (Current Contract) or you or the annuitant (Original Contract) were 70 or older on the rider effective date.

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For the Current Contract, if this rider is effective after the contract date or if there has been a covered life change, remaining purchase payment is established or set as the contract value on the rider effective date or, if later, the date of the most recent covered life change. Thereafter, remaining purchase payments is increased by the amount of each additional purchase payment and adjusted for each partial surrender.
Earnings at death: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus remaining purchase payments (also referred to as purchase payments not previously surrendered under the Original Contract). Partial surrenders will come from any earnings before reducing purchase payments in the contract. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.
Note: Purchase payments not previously surrendered is calculated differently and is not the same value as purchase payments not previously surrendered used in the surrender charge calculation.
Terminating the Benefit Protector
Current Contract:
•
You may terminate the rider within 30 days after the first rider anniversary.
•
You may terminate the rider within 30 days after any rider anniversary beginning with the seventh rider anniversary.
•
The rider will terminate when you make a full surrender from the contract or on the annuitization start date.
•
Your spouse may terminate the rider within 30 days following the effective date of the spousal continuation if your spouse is age 75 or younger.
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A new owner may terminate the rider within 30 days following the effective date of an ownership change if the new owner is age 75 or younger.
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The rider will terminate for a spousal continuation or ownership change if the spouse or new owner is age 76 or older at the time of the change.
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The rider will terminate after the death benefit is payable, unless the spouse continues the contract under spousal continuation provision.
•
The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited IRA.
Original Contract:
•
You may terminate the rider within 30 days of the first rider anniversary.
•
You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
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Our current administrative practice allows a new owner or your spouse to terminate the rider within 30 days following the effective date of the ownership change or spousal continuation.
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The rider will terminate when you make a full surrender from the contract or on the annuitization start date.
•
The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited IRA.
If your spouse is the sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner. For Current Contract, your spouse will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract and the age of the new spouse at the time of the change will be used to determine the earnings at death percentage going forward. If your spouse does not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value) and we will substitute this new contract value on the date of death for “remaining purchase payments” used in calculating earnings at death.
For Current Contract, after a covered life change other than a spouse that continues the contract, the new owner will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract and the age of the new owner at the time of the change will be used to determine the earnings at death percentage going forward. If the new owner does not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will substitute the contract value on the date of the ownership changes for remaining purchase payments used in calculating earnings at death.
For an example, see Appendix F.
Benefit Protector Plus Death Benefit Rider (Benefit Protector Plus)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector Plus provides reduced benefits if you (Current Contract), or you or the annuitant (Original Contract) are 70 or older at the rider effective date. It does not

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provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your investment professional whether or not the Benefit Protector Plus is appropriate for your situation.
If this rider is available in your state and you (Current Contract) or both you and the annuitant (Original Contract) are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers. If this is a non-qualified annuity, transfers, exchanges or rollovers must be from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.
Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any surrenders including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.
The Benefit Protector Plus provides that if you (Current Contract), or you or the annuitant (Original Contract) die after the first rider anniversary, but before the annuitization start date, and while this contract is in force, we will pay the beneficiary:
•
the benefits payable under the Benefit Protector described above, plus:
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a percentage of purchase payments made within 60 days of contract issue not previously surrendered as follows:
Rider year when death occurs;	Percentage if you (Current Contract) or you and the annuitant (Original Contract) are under age 70 on the rider effective date	Percentage if you (Current Contract) or you or the annuitant (Original Contract) are 70 or older on the rider effective date
One and Two	0%	0%
Three and Four	10%	3.75%
Five or more	20%	7.5%
Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:
•
the applicable death benefit plus:

Rider year when death occurs;	If you (Current Contact) or you and the annuitant (Original Contract) are under age 70 on the rider effective date, add…	If you (Current Contract) or you or the annuitant (Original Contract) are age 70 or older on the rider effective date, add…
One	Zero	Zero
Two	40% x earnings at death (see above)	15% x earnings at death
Three and Four	40% x (earnings at death + 25% of initial purchase payment*)	15% x (earnings at death + 25% of initial purchase payment*)
Five or more	40% x (earnings at death + 50% of initial purchase payment*)	15% x (earnings at death + 50% of initial purchase payment*)
*
Initial purchase payments are payments made within 60 days of rider issue not previously surrendered.
Terminating the Benefit Protector Plus
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You may terminate the rider within 30 days of the first rider anniversary.
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You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
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The rider will terminate when you make a full surrender from the contract, on the annuitization start date, or when the death benefit is payable.
•
The rider will terminate if there is an ownership change.
•
The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited IRA.
•
If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value for the Current Contract). We will then terminate the Benefit Protector Plus (see “Benefits in Case of Death”).
For an example, see Appendix G.
The Annuity Payout Period
As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting on the annuitization start date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. Currently, we make annuity payments on a monthly, quarterly, semi-annually and annual

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basis. Assuming the initial payment is on the same date, more frequent payments will generally result in higher total payments over the year.  As discussed below, certain annuity payout options have a “guaranteed period,” during which payments are guaranteed to continue.  Longer guaranteed periods will result in lower monthly annuity payment amounts. We do not deduct surrender charges upon annuitization but surrender charges may be applied when electing to exercise liquidity features we may make available under certain fixed annuity payout options.
You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your annuitization start date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes – Nonqualified Annuities – Annuity payouts” and “Taxes – Qualified Annuities – Annuity payouts.” If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract) are not available during this payout period. Additionally, Portfolio Stabilizer funds are not available during this payout period.
Amounts of fixed and variable payouts depend on:
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the annuity payout plan you select;
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the annuitant’s age and, in most cases, sex;
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the annuity table in the contract; and
•
the amounts you allocated to the accounts at the annuitization start date.
In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts generally remain the same from month to month unless you have elected an option providing for increasing payments or are exercising any available liquidity features we may offer and you have elected.
For information with respect to transfers between accounts after annuity payouts begin, (see “Making the Most of Your Contract – Transfer Policies”).
Annuity Tables
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)
Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the annuitization start date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.
Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.
Annuity Payout Plans
We make available variable annuity payouts where payout amounts will vary based on the performance of the variable account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose an annuity payout plan by giving us written instructions at least 30 days before the annuitization start date. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.
•
Plan A – Life annuity – no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.
•
Plan B – Life annuity with five, ten, 15 or 20 years certain: (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period in the event if the annuitant dies

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before the elected period expires. We calculate the guaranteed payout period from the annuitization start date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.
•
Plan C – Life annuity – installment refund: (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.
•
Plan D
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Joint and last survivor life annuity – no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.
–
Joint and last survivor life annuity with 20 years certain: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts for the remainder of the 20-year period which begins when the first annuity payout is made.
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Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value.
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Guaranteed Withdrawal Benefit Annuity Payout Option (available only under contracts with the SecureSource, Guarantor Withdrawal Benefit for Life or Guarantor Withdrawal Benefit riders): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the total RBA at the time you begin this fixed payout option (see “Optional Benefits – SecureSource Riders”, “Appendix I: Guarantor Withdrawal Benefit for Life Rider” or “Appendix J: Guarantor Withdrawal Benefit Rider”). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.
•
Remaining Benefit Annuity Payout Option (available only under contracts with the SecureSource 20 rider): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the total RBA at the time you begin this fixed payout option (see “Optional Benefits – SecureSource 20 Riders”). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.
For Plan A, if the annuitant dies before the initial payment, no payments will be made. For Plan B, if the annuitant dies before the initial payment, the payments will continue for the guaranteed payout period. For Plan C, if the annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both annuitants die before the initial payment, no payments will be made; however, if one annuitant dies before the initial payment, the payments will continue until the death of the surviving annuitant.
In addition to the annuity payout plans described above, we may offer additional payout plans. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features will result in payouts ceasing.

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The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income.  The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number.  For annuity payment plans that do not involve lifetime income, the length of the guaranteed period will affect the amount of each payment.  With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
Utilizing a liquidity feature to surrender the underlying value of remaining payouts may result in the assessment of a surrender charge (See “Charges and Adjustments – Transaction Expenses – Surrender Charge”) or a 10% IRS penalty tax. (See “Taxes.”)
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income.  The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number.
Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
•
in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or
•
over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.
For qualified and nonqualified contracts with the SecureSource Stages rider, on the annuitization start date you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the rider. Under the rider’s payout option, the minimum amount payable shown in Table B will not apply, and you will receive the ALP provided by this rider until the later of the death of covered person (Joint Life: both covered spouses) or depletion of the PBG. If you choose to receive the ALP, the amount payable each year will be equal to the ALP on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the principal back guarantee. You must select a payout plan as of the annuitization start date set forth in your contract.
If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitization start date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time amounts are applied to an annuity payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the amount that would otherwise have been applied to a plan to the owner in a lump sum or to change the frequency of the payouts.
Death after annuity payouts begin: If you (Current Contract), or you or the annuitant (Original Contract) dies after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect. Payments to beneficiaries are subject to adjustment to comply with the IRS rules and regulations.
Taxes
Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.
Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.
Annuity payouts: Generally, unlike surrenders described below, the income taxation of annuity payouts is subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity – no refund,

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where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Surrenders: Generally, if you surrender all or part of your nonqualified annuity the annuitization start date, including surrenders under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.
You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59½ unless certain exceptions apply.
Withholding: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you have a valid U.S. address and payments are delivered inside the United States, you may be able to elect not to have federal income tax withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow you to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Federal and state tax withholding rules are subject to change. Annuity payouts and surrenders are subject to the tax withholding rules in effect at the time that they are made, which may differ from the rules described above.
Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death – If You Die Before the Annuitization Start Date”).
Net Investment Income Tax: Certain investment income of high-income individuals (as well as estates and trusts) is subject to a 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.
Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (non-natural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until surrendered or paid out.
Penalties: If you receive amounts from your nonqualified annuity before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
•
because of your death or in the event of non-natural ownership, the death of annuitant;
•
because you become disabled (as defined in the Code);

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•
if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•
if it is allocable to an investment before Aug. 14, 1982; or
•
if annuity payouts are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if surrenders are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent surrender. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any surrender from either contract during the 180-day period following a partial exchange.
Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above.
Qualified Annuities
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.
When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.
Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or 3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such payout to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.

RiverSource Innovations Select Variable Annuity — Prospectus 111

Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Surrenders: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such surrender to be directly rolled over to another eligible retirement plan such as an IRA.
Surrenders from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period or another qualifying event such as death or disability.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions (“RMDs”) beginning at age 73. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.
Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.
Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.
In the below situations, the distribution is subject to optional withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.
•
the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;
•
the payout is a RMD as defined under the Code;
•
the payout is made on account of an eligible hardship; or
•
the payout is a corrective distribution.
State withholding also may be imposed on taxable distributions.
Penalties: If you receive amounts from your qualified contract before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:
•
because of your death;
•
because you become disabled (as defined in the Code);
•
if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

112 RiverSource Innovations Select Variable Annuity — Prospectus

•
if the distribution is made following severance from employment during or after the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);
•
to pay certain medical or education expenses (IRAs only); or
•
if the distribution is made from an inherited IRA or others as allowed by the IRS.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Under current IRS requirements you are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death – If you Die Before the Annuitization Start Date”).
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new surrender charge schedule for an annuity contract, or other product rules as applicable.
Assignment: You may not assign or pledge your qualified contract as collateral for a loan.
Other
Purchase payment credits: These are considered earnings and are taxed accordingly when surrendered or paid out.
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59½, if applicable, on the taxable portion.
We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on your death (Current Contract), or your or the annuitant's death (Original Contract) as an annuity death benefit distribution, not as proceeds from life insurance.
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.
RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.
The company includes in its taxable income the net investment income derived from the investment of assets held in its subaccounts because the company is considered the owner of these assets under federal income tax law.  The company may claim certain tax benefits associated with this investment income.  These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.
Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.

RiverSource Innovations Select Variable Annuity — Prospectus 113

If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.
Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.
After annuity payouts begin, the number of votes you have is equal to:
•
the reserve held in each subaccount for your contract; divided by
•
the net asset value of one share of the applicable fund.
As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We are the legal owner of all fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from policy owners. We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions. As a result of this proportional voting, in cases when a small number of contract owners vote, their votes will have a greater impact and may even control the outcome.
To the extent that voting rights created under applicable federal securities laws are revised or alter the voting rights described herein, we reserve the right to proceed in accordance with those laws and regulatory guidance.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
•
laws or regulations change;
•
the existing funds become unavailable; or
•
in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.
If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund), provided we obtain any required SEC and state insurance law approval. The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
•
add new subaccounts;
•
combine any two or more subaccounts;
•
transfer assets to and from the subaccounts or the variable account; and
•
eliminate or close any subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

114 RiverSource Innovations Select Variable Annuity — Prospectus

Sales of the Contract
New contracts are not currently being offered.
•
Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.
•
The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments We May Make to Selling Firms
•
We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.50% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.
•
We may pay selling firms an additional sales commission of up to 1.00% of purchase payments for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.
•
In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
•
sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
•
marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
•
providing service to contract owners; and
•
funding other events sponsored by a selling firm that may encourage the selling firm’s investment professionals to sell the contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.
Sources of Payments to Selling Firms
When we pay the commissions and other compensation described above from our assets. Our assets may include:
•
revenues we receive from fees and expenses that you will pay when buying, owning and making a surrender from the contract (see “Fee Table and Examples”);
•
compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds – The Funds”);
•
compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds – The Funds”); and
•
revenues we receive from other contracts we sell that are not securities and other businesses we conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
•
fees and expenses we collect from contract owners, including surrender charges; and
•
fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements made with selling firms can potentially:
•
give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

RiverSource Innovations Select Variable Annuity — Prospectus 115

•
cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•
cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.
Payments to Investment Professionals
•
The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.
•
To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.
Issuer
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts (including registered indexed linked annuity contracts) and life insurance policies.
We rely on the exemption from the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), provided by Rule 12h-7 under the 1934 Act. We are obligated to pay all amounts promised to you under the Contract, subject to our financial strength and claims paying ability.
Legal Proceedings
RiverSource Life is involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.
As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including Ameriprise Financial Services, LLC (“AFS”) and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.
These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity.
Financial Statements
The financial statements for the RiverSource Variable Annuity Account, as well as the consolidated financial statements of RiverSource Life, are in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by calling us at 1-800-862-7919, or can be found online at www.ameriprise.com/variableannuities.

116 RiverSource Innovations Select Variable Annuity — Prospectus

Appendices
APPENDIX NAME	PAGE #	CROSS-REFERENCE	PAGE #
Appendix A: Investment Options Available Under the Contract	p. 118	The “Nonunitized” Separate Account and the Guarantee Periods Accounts (GPAs)	p. 27
Appendix B: Example – Surrender Charges	p. 130	Charges and Adjustments – Transaction Expenses – Surrender Charge	p. 37
Appendix C: Example – Death Benefits	p. 136	Benefits in Case of Death	p. 84
Appendix D: Example – SecureSource Series of Riders	p. 141	Optional Benefits – Optional Living Benefits	p. 104
Appendix E: SecureSource Series of Riders – Additional RMD Disclosure	p. 147	Optional Benefits – Optional Living Benefits	p. 104
Appendix F: Example – Benefit Protector Death Benefit Rider	p. 149	Optional Benefits – Optional Death Benefits – Benefit Protector Death Benefit Rider	p. 104
Appendix G: Example – Benefit Protector Plus Death Benefit Rider	p. 151	Optional Benefits – Optional Death Benefits – Benefit Protector Plus Death Benefit Rider	p. 105
Appendix H: Asset Allocation Program for Contracts With Applications Signed Before May 1, 2006	p. 153	N/A
Appendix I: Guarantor Withdrawal Benefit for Life Rider Disclosure	p. 154	N/A
Appendix J: Guarantor Withdrawal Benefit Rider Disclosure	p. 166	N/A
Appendix K: Example – Income Assurer Benefit Riders	p. 174	N/A
Appendix L: Example – Accumulation Protector Benefit Rider	p. 184	Optional Benefits – Optional Living Benefits	p. 104
Appendix M: SecureSource Rider Disclosure	p. 185	N/A
Appendix N: SecureSource 20 Rider Disclosure	p. 198	Optional Benefits – Optional Living Benefits	p. 104
Appendix O: SecureSource Stages Rider Disclosure	p. 211	N/A
Appendix P: Example – Withdrawal Benefit Riders: Elective Step Up or Elective Spousal Continuation Step Up	p. 221	Optional Benefits – Optional Living Benefits	p. 104
The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide list of funds available under the contracts.
In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA fixed account, (Current Contract), DCA fixed account, (Original Contract), regular fixed account (Current Contract), and one-year fixed account (Original Contract) and the fees and charges that apply to your contract.
The examples of death benefits and optional riders in appendices include a partial surrender to illustrate the effect of a partial surrender on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial surrenders from the contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

RiverSource Innovations Select Variable Annuity — Prospectus 117

Appendix A: Investment Options Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversource.annuityservice@ampf.com. Depending on the optional benefits you choose, and contract application sign date, you may not be able to invest in certain funds. See table below, “Funds Available Under the Optional Benefits Offered Under the Contract”.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to maximize total return consistent with AllianceBernstein's determination of reasonable risk.	AB VPS Balanced Hedged Allocation Portfolio (Class B) AllianceBernstein L.P.	0.95%[1]	8.58%	4.14%	5.18%
Seeks long-term growth of capital.	AB VPS International Value Portfolio (Class B) AllianceBernstein L.P.	1.17%	4.81%	3.29%	3.00%
Seeks long-term growth of capital.	AB VPS Relative Value Portfolio (Class B) AllianceBernstein L.P.	0.86%	12.76%	9.54%	9.39%
Seeks long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio (Class B) AllianceBernstein L.P.	1.16%[1]	5.96%	8.77%	9.45%
Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index.	BNY Mellon Investment Portfolios, MidCap Stock Portfolio - Service Shares BNY Mellon Investment Adviser, Inc.	1.05%[1]	12.33%	9.00%	7.22%
Seeks capital appreciation.	BNY Mellon Investment Portfolios, Technology Growth Portfolio - Service Shares BNY Mellon Investment Adviser, Inc., adviser; Newton Investment Management North America, LLC, sub-investment adviser.	1.15%	25.39%	15.29%	14.79%
Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon Variable Investment Fund, Appreciation Portfolio - Service Shares BNY Mellon Investment Adviser, Inc., adviser; Fayez Sarofim & Co., sub-investment adviser.	1.10%	12.48%	11.66%	11.28%

118 RiverSource Innovations Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with small market capitalizations and related investments.	ClearBridge Variable Small Cap Growth Portfolio - Class I Legg Mason Partners Fund Advisor, LLC, investment manager; ClearBridge Investments, LLC, sub-adviser. (Western Asset Management Company manages the portion of cash and short-term investments allocated to it)	0.80%	4.50%	5.39%	7.93%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.80%	25.89%	8.28%	13.92%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3) Columbia Management Investment Advisers, LLC	0.86%[1]	15.28%	6.12%	8.75%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 3) Columbia Management Investment Advisers, LLC	1.22%[1]	5.50%	(8.23%)	(0.89%)
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 3) Columbia Management Investment Advisers, LLC	0.49%[1]	4.84%	3.53%	2.16%
Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Variable Portfolio - High Yield Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.77%[1]	6.95%	2.29%	3.64%
Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Variable Portfolio - Income Opportunities Fund (Class 3) Columbia Management Investment Advisers, LLC	0.77%[1]	5.90%	1.97%	3.21%
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.65%	1.85%	(3.60%)	0.08%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Large Cap Growth Fund (Class 3) Columbia Management Investment Advisers, LLC	0.85%	31.19%	8.74%	17.33%

RiverSource Innovations Select Variable Annuity — Prospectus 119

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 3) Columbia Management Investment Advisers, LLC	0.38%	24.54%	8.52%	14.07%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Overseas Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.92%	3.35%	0.55%	4.00%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Large Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC	0.82%	12.75%	5.17%	9.43%
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 3) Columbia Management Investment Advisers, LLC	0.95%[1]	23.52%	2.20%	10.94%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC	0.95%[1]	12.41%	3.85%	9.71%
Seeks long-term capital appreciation.	Columbia Variable Portfolio - Small Cap Value Fund (Class 2) Columbia Management Investment Advisers, LLC	1.13%[1]	8.67%	6.37%	10.98%
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3) Columbia Management Investment Advisers, LLC	0.59%	1.44%	(2.81%)	(0.95%)
The portfolio is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return ("BCOM Index").	Credit Suisse Trust - Commodity Return Strategy Portfolio, Class 1 Credit Suisse Asset Management, LLC	1.05%[1]	4.83%	6.85%	1.12%
Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	CTIVP® - BlackRock Global Inflation-Protected Securities Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.	0.75%[1]	(1.06%)	(5.36%)	(0.68%)
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Principal Blue Chip Growth Fund (Class 1) (on or about June 1, 2025 to be known as CTIVP® - Principal Large Cap Growth Fund (Class 1)) Columbia Management Investment Advisers, LLC, adviser; Principal Global Investors, LLC, subadviser.	0.69%	21.42%	6.85%	13.79%

120 RiverSource Innovations Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term growth of capital.	CTIVP® - Victory Sycamore Established Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.	0.95%	9.77%	5.39%	10.72%
Seeks high level of current income.	Eaton Vance VT Floating-Rate Income Fund - Initial Class Eaton Vance Management	1.19%	7.68%	4.24%	3.92%
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.81%	33.45%	16.74%	13.33%
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.81%	30.07%	18.63%	16.34%
Seeks as high level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.63%	1.50%	0.20%	1.68%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.82%	17.18%	11.06%	8.94%

RiverSource Innovations Select Variable Annuity — Prospectus 121

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.98%	4.81%	5.50%	6.06%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Income VIP Fund - Class 2 Franklin Advisers, Inc.	0.72%[1]	7.20%	5.29%	5.27%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.94%	11.27%	5.75%	5.83%
Seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends.	Franklin Rising Dividends VIP Fund - Class 2 Franklin Advisers, Inc.	0.88%[1]	10.79%	10.30%	10.44%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.	Franklin Small-Mid Cap Growth VIP Fund - Class 2 Franklin Advisers, Inc.	1.08%[1]	11.04%	9.75%	9.32%

122 RiverSource Innovations Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares Goldman Sachs Asset Management, L.P.	0.82%[1]	12.40%	9.85%	7.98%
Seeks long-term growth of capital and dividend income.	Goldman Sachs VIT U.S. Equity Insights Fund - Institutional Shares Goldman Sachs Asset Management, L.P.	0.56%[1]	28.32%	14.15%	12.05%
Non-diversified fund that seeks capital growth.	Invesco V.I. American Franchise Fund, Series II Shares Invesco Advisers, Inc.	1.10%	34.56%	15.56%	13.88%
Seeks long-term capital appreciation.	Invesco V.I. American Value Fund, Series II Shares Invesco Advisers, Inc.	1.14%	30.09%	13.40%	8.85%
Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco V.I. Comstock Fund, Series II Shares Invesco Advisers, Inc.	1.01%	14.87%	11.31%	9.21%
Seeks capital appreciation.	Invesco V.I. Discovery Large Cap Fund, Series II Shares (previously Invesco V.I. Capital Appreciation Fund, Series II Shares)) Invesco Advisers, Inc.	1.05%[1]	33.82%	15.76%	12.97%
Seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares Invesco Advisers, Inc.	1.10%	23.92%	9.92%	11.29%
Seeks long-term growth of capital.	Invesco V.I. EQV International Equity Fund, Series II Shares Invesco Advisers, Inc.	1.15%	0.34%	2.97%	4.10%
Seeks capital appreciation.	Invesco V.I. Global Fund, Series II Shares Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%
Seeks total return	Invesco V.I. Global Strategic Income Fund, Series II Shares Invesco Advisers, Inc.	1.18%[1]	3.02%	(0.43%)	1.28%
Seeks long-term growth of capital.	Invesco V.I. Health Care Fund, Series II Shares Invesco Advisers, Inc.	1.24%	3.87%	3.38%	5.13%
Seeks long-term growth of capital.	Invesco V.I. Main Street Mid Cap Fund®, Series II Shares Invesco Advisers, Inc.	1.19%	16.79%	8.83%	7.68%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund®, Series II Shares Invesco Advisers, Inc.	1.11%	12.41%	10.21%	8.73%
Non-diversified fund that pursues its investment objective by investing primarily in common stocks selected for their growth potential.	Janus Henderson Research Portfolio: Service Shares Janus Henderson Investors US LLC	0.92%	34.96%	16.49%	14.25%

RiverSource Innovations Select Variable Annuity — Prospectus 123

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
The fund pursues long-term total return using a strategy that seeks to protect against U.S. inflation.	LVIP American Century Inflation Protection Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.72%[1]	1.54%	1.22%	1.73%
Seeks capital growth.	LVIP American Century International Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	1.10%[1]	2.46%	3.39%	4.77%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Mid Cap Value Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	1.01%[1]	8.52%	7.13%	7.87%
Seeks capital growth.	LVIP American Century Ultra® Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.90%[1]	28.62%	18.01%	16.29%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Value Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.86%[1]	9.29%	8.41%	8.01%
Seeks capital appreciation.	MFS® Massachusetts Investors Growth Stock Portfolio - Service Class Massachusetts Financial Services Company	0.97%[1]	15.98%	12.16%	12.91%
Seeks capital appreciation.	MFS® New Discovery Series - Service Class Massachusetts Financial Services Company	1.12%[1]	6.44%	4.71%	8.92%
Seeks total return.	MFS® Total Return Series - Service Class Massachusetts Financial Services Company	0.86%[1]	7.46%	5.89%	6.20%
Seeks total return.	MFS® Utilities Series - Service Class Massachusetts Financial Services Company	1.04%[1]	11.34%	5.61%	6.02%
The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley VIF Discovery Portfolio, Class II Shares Morgan Stanley Investment Management Inc.	1.05%[1]	41.73%	11.11%	12.02%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio, Advisor Class[2] Pacific Investment Management Company LLC (PIMCO)	2.37%[1]	3.57%	4.31%	4.25%

124 RiverSource Innovations Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	Putnam VT Global Health Care Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor; Sub-advisers-Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.98%	1.43%	7.94%	7.65%
Seeks capital appreciation.	Putnam VT International Equity Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	1.08%	2.97%	4.88%	4.73%
Seeks capital appreciation.	Putnam VT Small Cap Value Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers-Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	1.02%	6.20%	10.71%	8.10%
Seeks long-term capital appreciation.	Putnam VT Sustainable Leaders Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.88%	23.02%	13.72%	13.50%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Templeton Global Bond VIP Fund - Class 2 Franklin Advisers, Inc.	0.75%[1]	(11.37%)	(4.85%)	(2.03%)
Seeks long-term capital growth. Under normal market conditions, the fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.	Templeton Growth VIP Fund - Class 2 Templeton Global Advisers Limited, investment adviser; Templeton Asset Management Ltd, subadviser	1.12%[1]	5.40%	4.60%	4.08%
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	1.04%	13.20%	2.78%	7.64%

RiverSource Innovations Select Variable Annuity — Prospectus 125

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	1.04%	13.21%	2.77%	7.64%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.87%[1]	4.42%	(1.47%)	1.46%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.87%[1]	4.49%	(1.45%)	1.46%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Risk Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	1.02%[1]	9.41%	0.49%	3.90%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Risk U.S. Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.99%	11.70%	1.93%	5.68%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.95%	4.31%	(1.86%)	0.96%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.98%	6.80%	(0.87%)	2.32%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	1.01%	11.98%	1.11%	5.18%
Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.98%	9.41%	0.18%	3.82%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.97%	8.72%	0.80%	4.73%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.97%	8.71%	0.80%	4.72%

126 RiverSource Innovations Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	1.01%	11.00%	1.68%	6.13%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	1.01%	10.98%	1.68%	6.13%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.94%	6.41%	(0.45%)	2.98%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.94%	6.40%	(0.46%)	2.97%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Core Equity Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., subadvisers.	0.81%	23.26%	8.22%	13.88%
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.97%[1]	7.83%	1.41%	6.11%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.95%	9.41%	0.44%	2.89%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.94%	17.15%	3.60%	6.12%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.93%	13.19%	2.05%	4.57%
Seeks long-term capital appreciation.	Wanger Acorn (on or about June 1, 2025 to be known as Columbia Variable Portfolio - Acorn Fund) Columbia Wanger Asset Management, LLC	0.91%[1]	14.18%	(2.57%)	4.58%

RiverSource Innovations Select Variable Annuity — Prospectus 127

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Wanger International (on or about June 1, 2025 to be known as Columbia Variable Portfolio - Acorn International Fund) Columbia Wanger Asset Management, LLC	1.08%[1]	(8.25%)	(10.79%)	(0.72%)
1
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
2
This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including management fees.
3
This Fund is managed in a way that is intended to minimize volatility of returns. See “Principal Risks of Investing in the Contract.”
Funds Available Under the Optional Benefits Offered Under the Contract
For contracts issued with the optional living benefit riders, you are required to invest in the Portfolio Navigator or Portfolio Stabilizer funds listed below (See “Portfolio Navigator Program (PN Program) and Portfolio Stabilizer Funds”):
Portfolio Navigator Funds:
1.Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)
2.Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)
3.Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)
4.Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)
5.Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)
Portfolio Stabilizer Funds:
1.
Variable Portfolio – Managed Risk Fund (Class 2)
2.
Variable Portfolio – Managed Risk U.S. Fund (Class 2)
3.
Variable Portfolio – Managed Volatility Growth Fund (Class 2)
4.
Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
5.
Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
6.
Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
7.
Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
8.
Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
9.
Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
The following is a list of investment options that earn fixed interest for a specified term currently available under the contract. We may change the features of the fixed interest options listed below and terminate existing options. We will provide you with written notice before doing so. Depending on the optional benefits you choose, you may not be able to invest in certain fixed investment options. See table above “Funds Available Under the Optional Benefits Offered Under the Contract."  See “The ‘Nonunitized’ Separate Account and the Guarantee Period Accounts (GPAs)” and “The Fixed Account” in the prospectus for more information about the fixed interest investment options.
Note: A positive or negative MVA is assessed if any portion of a GPA is surrendered or transferred more than thirty days before the end of its guarantee period. This may result in a significant reduction in your contract value. See “Charges and Adjustments – Adjustments –Market Value Adjustments” in the prospectus for more information about the MVA.
Name	Term	Minimum Guaranteed Interest Rate
1 Year Guarantee Period Account	1 Year	0%
2 Year Guarantee Period Account	2 Years	0%
3 Year Guarantee Period Account	3 Years	0%
4 Year Guarantee Period Account	4 Years	0%
5 Year Guarantee Period Account	5 Years	0%
6 Year Guarantee Period Account	6 Years	0%

128 RiverSource Innovations Select Variable Annuity — Prospectus

Name	Term	Minimum Guaranteed Interest Rate
7 Year Guarantee Period Account	7 Years	0%
8 Year Guarantee Period Account	8 Years	0%
9 Year Guarantee Period Account	9 Years	0%
10 Year Guarantee Period Account	10 Years	0%

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below or terminate existing Fixed Options. We will provide you with written notice before doing so.
Note: If amounts are withdrawn from a Fixed Option before the end of its term, we will not apply a contract adjustment.

Name	Term	Contract Issue Year	Minimum Guaranteed Interest Rate*
Regular Fixed Account	1 Year	2004	1.50% or 2.00% or 2.00%/3.00%† or 3.00%
		2005	1.50% or 2.25%
		2006	1.50% or 3.00%
		2007	1.50% or 3.00%
		2008	3.00%
		2009	1.50%
		2010	1.25%
		2011	1.00%
Special DCA Fixed Account	6 Months	2004	1.50% or 2.00% or 2.00%/3.00%† or 3.00%
		2005	1.50% or 2.25%
		2006	1.50% or 3.00%
		2007	1.50% or 3.00%
		2008	3.00%
		2009	1.50%
		2010	1.25%
		2011	1.00%
Special DCA Fixed Account	1 Year	2004	1.50% or 2.00% or 2.00%/3.00%† or 3.00%
		2005	1.50% or 2.25%
		2006	1.50% or 3.00%
		2007	1.50% or 3.00%
		2008	3.00%
		2009	1.50%
		2010	1.25%
		2011	1.00%
*
Minimum guaranteed interest rates vary by Issue State and Issue Date. See your Contract Data Page for your applicable minimum guaranteed interest rate.
†
2.00% for 10 years and 3.00% thereafter

RiverSource Innovations Select Variable Annuity — Prospectus 129

Appendix B: Example – Surrender Charges
Example – Surrender Charges
We determine your surrender charge by multiplying the amount of each purchase payment surrendered which could be subject to a surrender charge by the applicable surrender charge percentage, and then totaling the surrender charges. We calculate the amount of purchase payments surrendered (PPS) as:
Current Contract:
PPS	=	PPSC + PPF
PPSC	=	purchase payments surrendered that could be subject to a surrender charge
	=	(PS – FA) / (CV – FA) × (PP – PPF)
PPF	=	purchase payments surrendered that are not subject to a surrender charge
	=	FA – contract earnings, but not less than zero
PP	=	purchase payments not previously surrendered (total purchase payments – PPS from all previous surrenders)
PS	=	amount the contract value is reduced by the surrender
FA	=	total free amount = greater of contract earnings or 10% of prior anniversary’s contract value
CV	=	contract value prior to the surrender
Original Contract:
PPS	=	XSF + (ACV – XSF) / (CV – TFA) × (PPNPS – XSF)
XSF	=	10% of prior anniversary’s contract value – contract earnings, but not less than zero
ACV	=	amount the contract value is reduced by the surrender – contract earnings, but not less than zero
TFA	=	total free amount = greater of contract earnings or 10% of prior anniversary’s contract value
PPNPS	=	purchase payments not previously surrendered (total purchase payments – PPS from all previous surrenders)
CV	=	contract value prior to the surrender
When determining the surrender charge, contract earnings are defined as the contract value, including any positive or negative MVA on amounts being surrendered, less purchase payments not previously surrendered. We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPA, the regular fixed account (Current Contract), the one-year fixed account (Original Contract), the Special DCA fixed account (Current Contract) or the DCA fixed account (Original Contract). If the contract value is less than purchase payments received and not previously surrendered, then contract earnings are zero.
The examples below show how the surrender charge for a full and partial surrender is calculated for a contract with a seven-year surrender charge schedule. Each example illustrates the amount of the surrender charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.
Current Contract: Full surrender charge calculation — seven-year surrender charge schedule:
This is an example of how we calculate the surrender charge on a contract with a seven-year (from the date of each purchase payment) surrender charge schedule and the following history:
Assumptions:
•
We receive a single $50,000 purchase payment;
•
During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and
•
You have made no prior surrenders.
We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
	Contract value just prior to surrender:	$60,000.00	$40,000.00
	Contract value on prior anniversary:	58,000.00	42,000.00
We calculate the surrender charge as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of surrender as:
	Contract value just prior to surrender (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously surrendered (PP):	50,000.00	50,000.00

130 RiverSource Innovations Select Variable Annuity — Prospectus

			Contract with Gain	Contract with Loss
	Earnings in the contract (but not less than zero):		10,000.00	0.00
Step 2.	Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
	Earnings in the contract:		10,000.00	0.00
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	FA (but not less than zero):		10,000.00	4,200.00
Step 3.	Next we determine PPF, the amount by which the total free amount (FA) exceeds earnings.
	Total free amount (FA):		10,000.00	4,200.00
	Less earnings in the contract:		10,000.00	0.00
	PPF (but not less than zero):		0.00	4,200.00
Step 4.	Next we determine PS, the amount by which the contract value is reduced by the surrender.
	PS:		60,000.00	40,000.00
Step 5.	Now we can determine how much of the PP is being surrendered (PPS) as follows:
	PPS	= PPF + PPSC = PPF+ (PS – FA) / (CV – FA) * (PP – PPF)
	PPF from Step 3 =		0.00	4,200.00
	PS from Step 4 =		60,000.00	40,000.00
	CV from Step 1 =		60,000.00	40,000.00
	FA from Step 2 =		10,000.00	4,200.00
	PP from Step 1 =		50,000.00	50,000.00
	PPS =		50,000.00	50,000.00
Step 6.	We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
	PPS:		50,000.00	50,000.00
	less PPF:		0.00	4,200.00
	PPSC = amount of PPS subject to a surrender charge:		50,000.00	45,800.00
	multiplied by the surrender charge rate:		× 7.0%	× 7.0%
	surrender charge:		3,500.00	3,206.00
Step 7.	The dollar amount you will receive as a result of your full surrender is determined as:
	Contract value surrendered:		60,000.00	40,000.00
	Surrender charge:		(3,500.00)	(3,206.00)
	Contract charge (assessed upon full surrender):		(40.00)	(40.00)
	Net full surrender proceeds:		$56,460.00	$36,754.00
Current Contract: Partial surrender charge calculation — seven-year surrender charge schedule:
This is an example of how we calculate the surrender charge on a contract with a seven-year (from the date of each purchase payment) surrender charge schedule and the following history:
Assumptions:
•
We receive a single $50,000 purchase payment;
•
During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and
•
You have made no prior surrenders.
We will look at two situations, one where the contract has a gain and another where there is a loss:

	Contract with Gain	Contract with Loss
Contract value just prior to surrender:	$60,000.00	$40,000.00
Contract value on prior anniversary:	58,000.00	42,000.00

RiverSource Innovations Select Variable Annuity — Prospectus 131

			Contract with Gain	Contract with Loss
We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.

We calculate the surrender charge for each estimate as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of surrender as:
	Contract value just prior to surrender (CV):		60,000.00	40,000.00
	Less purchase payments received and not previously surrendered (PP):		50,000.00	50,000.00
	Earnings in the contract (but not less than zero):		10,000.00	0.00
Step 2.	Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
	Earnings in the contract:		10,000.00	0.00
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	FA (but not less than zero):		10,000.00	4,200.00
Step 3.	Next we determine PPF, the amount by which the total free amount (FA) exceeds earnings.
	Total free amount (FA):		10,000.00	4,200.00
	Less earnings in the contract:		10,000.00	0.00
	PPF (but not less than zero):		0.00	4,200.00
Step 4.	Next we determine PS, the amount by which the contract value is reduced by the surrender.
	PS (determined by iterative process described above):		15,376.34	16,062.31
Step 5.	Now we can determine how much of the PP is being surrendered (PPS) as follows:
	PPS	= PPF + PPSC = PPF + (PS – FA) / (CV – FA) * (PP – PPF)
	PPF from Step 3 =		0.00	4,200.00
	PS from Step 4 =		15,376.34	16,062.31
	CV from Step 1 =		60,000.00	40,000.00
	FA from Step 2 =		10,000.00	4,200.00
	PP from Step 1 =		50,000.00	50,000.00
	PPS =		5,376.34	19,375.80
Step 6.	We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
	PPS:		5,376.34	19,375.80
	less PPF:		0.00	4,200.00
	PPSC = amount of PPS subject to a surrender charge:		5,376.34	15,175.80
	multiplied by the surrender charge rate:		× 7.0%	× 7.0%
	surrender charge:		376.34	1,062.31
Step 7.	The dollar amount you will receive as a result of your partial surrender is determined as:
	Contract value surrendered:		15,376.34	16,062.31
	Surrender charge:		(376.34)	(1,062.31)
	Net partial surrender proceeds:		$15,000.00	$15,000.00
Original Contract: Full surrender charge calculation — seven-year surrender charge schedule:
This is an example of how we calculate the surrender charge on a contract with a seven-year (from the date of each purchase payment) surrender charge schedule and the following history:
Assumptions:
•
We receive a single $50,000 purchase payment;

132 RiverSource Innovations Select Variable Annuity — Prospectus

•
During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and
•
You have made no prior surrenders.
We will look at two situations, one where the contract has a gain and another where there is a loss:

			Contract with Gain	Contract with Loss
	Contract value just prior to surrender:		$60,000.00	$40,000.00
	Contract value on prior anniversary:		58,000.00	42,000.00
We calculate the surrender charge as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of surrender as:
	Contract value just prior to surrender (CV):		60,000.00	40,000.00
	Less purchase payments received and not previously surrendered (PPNPS):		50,000.00	50,000.00
	Earnings in the contract (but not less than zero):		10,000.00	0.00
Step 2.	Next, we determine the total free amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:		10,000.00	0.00
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	TFA (but not less than zero):		10,000.00	4,200.00
Step 3.	Next we determine ACV, the amount by which the contract value surrendered exceeds earnings.
	Contract value surrendered:		60,000.00	40,000.00
	Less earnings in the contract:		10,000.00	0.00
	ACV (but not less than zero):		50,000.00	40,000.00
Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings.
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	Less earnings in the contract:		10,000.00	0.00
	XSF (but not less than zero):		0.00	4,200.00
Step 5.	Now we can determine how much of the PPNPS is being surrendered (PPS) as follows:
	PPS	= XSF + (ACV – XSF) /(CV – TFA) * (PPNPS – XSF)
	XSF from Step 4 =		0.00	4,200.00
	ACV from Step 3 =		50,000.00	40,000.00
	CV from Step 1 =		60,000.00	40,000.00
	TFA from Step 2 =		10,000.00	4,200.00
	PPNPS from Step 1 =		50,000.00	50,000.00
	PPS =		50,000.00	50,000.00
Step 6.	We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
	PPS:		50,000.00	50,000.00
	less XSF:		0.00	4,200.00
	amount of PPS subject to a surrender charge:		50,000.00	45,800.00
	multiplied by the surrender charge rate:		× 7.0%	× 7.0%
	surrender charge:		3,500.00	3,206.00
Step 7.	The dollar amount you will receive as a result of your full surrender is determined as:
	Contract value surrendered:		60,000.00	40,000.00
	Surrender charge:		(3,500.00)	(3,206.00)
	Contract charge (assessed upon full surrender):		(40.00)	(40.00)
	Net full surrender proceeds:		$56,460.00	$36,754.00

RiverSource Innovations Select Variable Annuity — Prospectus 133

Original Contract: Partial surrender charge calculation — seven-year surrender charge schedule:
This is an example of how we calculate the surrender charge on a contract with a seven-year (from the date of each purchase payment) surrender charge schedule and the following history:
Assumptions:
•
We receive a single $50,000 purchase payment;
•
During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and
•
You have made no prior surrenders.
We will look at two situations, one where the contract has a gain and another where there is a loss:

			Contract with Gain	Contract with Loss
	Contract value just prior to surrender:		$60,000.00	$40,000.00
	Contract value on prior anniversary:		58,000.00	42,000.00
We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.

We calculate the surrender charge for each estimate as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of surrender as:
	Contract value just prior to surrender (CV):		60,000.00	40,000.00
	Less purchase payments received and not previously surrendered (PPNPS):		50,000.00	50,000.00
	Earnings in the contract (but not less than zero):		10,000.00	0.00
Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:		10,000.00	0.00
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	TFA (but not less than zero):		10,000.00	4,200.00
Step 3.	Next we determine ACV, the amount by which the contract value surrendered exceeds earnings
	Contract value surrendered:		15,376.34	16,062.31
	Less earnings in the contract:		10,000.00	0.00
	ACV (but not less than zero):		5,376.34	16,062.31
Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	Less earnings in the contract:		10,000.00	0.00
	XSF (but not less than zero):		0.00	4,200.00
Step 5.	Now we can determine how much of the PPNPS is being surrendered (PPS) as follows:
	PPS	= XSF + (ACV – XSF) / (CV – TFA) * (PPNPS – XSF)
	XSF from Step 4 =		0.00	4,200.00
	ACV from Step 3 =		5,376.34	16,062.31
	CV from Step 1 =		60,000.00	40,000.00
	TFA from Step 2 =		10,000.00	4,200.00
	PPNPS from Step 1 =		50,000.00	50,000.00
	PPS =		5,376.34	19,375.80
Step 6.	We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
	PPS:		5,376.34	19,375.80

134 RiverSource Innovations Select Variable Annuity — Prospectus

		Contract with Gain	Contract with Loss
	less XSF:	0.00	4,200.00
	amount of PPS subject to a surrender charge:	5,376.34	15,175.80
	multiplied by the surrender charge rate:	× 7.0%	× 7.0%
	surrender charge:	376.34	1,062.31
Step 7.	The dollar amount you will receive as a result of your partial surrender is determined as:
	Contract value surrendered:	15,376.34	16,062.31
	Surrender charge:	(376.34)	(1,062.31)
	Net partial surrender proceeds:	$15,000.00	$15,000.00

RiverSource Innovations Select Variable Annuity — Prospectus 135

Appendix C: Example – Death Benefits
Current Contract:
Example – ROPP Death Benefit
Assumptions:
•
You purchase the contract with a payment of $20,000;
•
On the first contract anniversary you make an additional purchase payment of $5,000; and
•
During the second contract year the contract value falls to $22,000 and you take a $1,500 (including surrender charge) partial surrender; and
•
During the third contract year the contract value grows to $23,000.

We calculate the ROPP Death Benefit as follows:
1.	Contract value at death:	$23,000.00
2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders calculated as:
	$1,500 × $25,000 =	–1,704.55
	$22,000
	for a death benefit of:	$23,295.45
The ROPP Death Benefit, calculated as the greatest of these two values:			$23,295.45
Example – MAV Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000;
•
On the first contract anniversary the contract value grows to $26,000; and
•
During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including surrender charge) partial surrender, leaving a contract value of $20,500.

We calculate the MAV Death Benefit, which is based on the greater of three values, as follows:
1.	Contract value at death:	$20,500.00
2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $25,000 =	–1,704.55
	$22,000
	for a death benefit of:	$23,295.45
3.	The MAV immediately preceding the date of death:
	Greatest of your contract anniversary values:	$26,000.00
	plus purchase payments made since the prior anniversary:	+0.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $26,000 =	–1,772.73
	$22,000
	for a death benefit of:	$24,227.27
The MAV Death Benefit, calculated as the greatest of these three values, which is the MAV:			$24,227.27
Example – 5% Accumulation Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000 with $5,000 allocated to the regular fixed account and $20,000 allocated to the subaccounts;
•
On the first contract anniversary the regular fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

136 RiverSource Innovations Select Variable Annuity — Prospectus

•
During the second contract year regular fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greatest of three values, is calculated as follows:
1.	Contract value at death:	$22,800.00
2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a death benefit of:	$23,456.79
3.	The 5% accumulation death benefit floor:
	The variable account floor on the first contract anniversary, calculated as: 1.05 × $20,000 =	$21,000.00
	plus amounts allocated to the subaccounts since that anniversary:	+0.00
	minus the 5% accumulation death benefit floor adjusted partial surrender from the subaccounts, calculated as:
	$1,500 × $21,000 =	–1,657.89
	$19,000
	variable account floor benefit:	$19,342.11
	plus the regular fixed account value:	+5,300.00
	5% accumulation death benefit floor (value of the regular fixed account and the variable account floor):	$24,642.11
The 5% Accumulation Death Benefit, calculated as the greatest of these three values, which is the 5% accumulation death benefit floor:			$24,642.11
Example – Enhanced Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000 with $5,000 allocated to the regular fixed account and $20,000 allocated to the subaccounts;
•
On the first contract anniversary the regular fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and
•
During the second contract year the regular fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greatest of four values, is calculated as follows:
1.	Contract value at death:	$22,800.00
2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a death benefit of:	$23,456.79
3.	The MAV on the anniversary immediately preceding the date of death:
	The MAV on the immediately preceding anniversary:	$25,000.00
	plus purchase payments made since that anniversary:	+0.00
	minus adjusted partial surrenders made since that anniversary, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a MAV Death Benefit of:	$23,456.79

RiverSource Innovations Select Variable Annuity — Prospectus 137

4.	The 5% accumulation death benefit floor:
	The variable account floor on the first contract anniversary calculated as: 1.05 × $20,000 =	$21,000.00
	plus amounts allocated to the subaccounts since that anniversary:	+0.00
	minus the 5% accumulation death benefit floor adjusted partial surrender from the subaccounts, calculated as:
	$1,500 × $21,000 =	–1,657.89
	$19,000
	variable account floor benefit:	$19,342.11
	plus the regular fixed account value:	+5,300.00
	5% accumulation death benefit floor (value of the regular fixed account and the variable account floor):	$24,642.11
Enhanced Death Benefit, calculated as the greatest of these four values, which is the 5% accumulation death benefit floor:			$24,642.11
Original Contract:
Example – ROP Death Benefit
Assumptions:
•
You purchase the contract with a payment of $20,000;
•
On the first contract anniversary you make an additional purchase payment of $5,000;
•
During the second contract year the contract value falls to $22,000 and you take a $1,500 partial surrender, including surrender charge; and
•
During the third contract year the contract value grows to $23,000.

We calculate the ROP Death Benefit as follows:
1.	Contract value at death:	$23,000.00
2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders calculated as:
	$1,500 × $25,000 =	–1,704.55
	$22,000
	for a death benefit of:	$23,295.45
ROP Death Benefit, calculated as the greatest of these two values:			$23,295.45
Example – MAV Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000;
•
On the first contract anniversary the contract value grows to $26,000; and
•
During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including surrender charge) partial surrender, leaving a contract value of $20,500.

We calculate the MAV Death Benefit, which is based on the greater of three values, as follows:
1.	Contract value at death:	$20,500.00
2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $25,000 =	–1,704.55
	$22,000
	for a death benefit of:	$23,295.45
3.	The MAV immediately preceding the date of death:
	Greatest of your contract anniversary values:	$26,000.00
	plus purchase payments made since the prior anniversary:	+0.00

138 RiverSource Innovations Select Variable Annuity — Prospectus

minus adjusted partial surrenders, calculated as:
$1,500 × $26,000 =	–1,772.73
$22,000
for a death benefit of:	$24,227.27
The MAV Death Benefit, calculated as the greatest of these three values, which is the MAV:		$24,227.27
Example – 5% Accumulation Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts;
•
On the first contract anniversary the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and
•
During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greatest of three values, is calculated as follows:
1.	Contract value at death:	$22,800.00
2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a death benefit of:	$23,456.79
3.	The 5% variable account floor:
	The variable account floor on the first contract anniversary, calculated as: 1.05 × $20,000 =	$21,000.00
	plus amounts allocated to the subaccounts since that anniversary:	+0.00
	minus the 5% variable account floor adjusted partial surrender from the subaccounts, calculated as:
	$1,500 × $21,000 =	–1,657.89
	$19,000
	variable account floor benefit:	$19,342.11
	plus the one-year fixed account value:	+5,300.00
	5% variable account floor (value of the one-year fixed account and the variable account floor):	$24,642.11
The 5% Accumulation Death Benefit, calculated as the greatest of these three values, which is the 5% variable account floor:			$24,642.11
Example – Enhanced Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts;
•
On the first contract anniversary the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and
•
During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greatest of four values, is calculated as follows:
1.	Contract value at death:	$22,800.00

RiverSource Innovations Select Variable Annuity — Prospectus 139

2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a death benefit of:	$23,456.79
3.	The MAV on the anniversary immediately preceding the date of death:
	The MAV on the immediately preceding anniversary:	$25,000.00
	plus purchase payments made since that anniversary:	+0.00
	minus adjusted partial surrenders made since that anniversary, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a MAV Death Benefit of:	$23,456.79
4.	The 5% variable account floor:
	The variable account floor on the first contract anniversary calculated as: 1.05 × $20,000 =	$21,000.00
	plus amounts allocated to the subaccounts since that anniversary:	+0.00
	minus the 5% accumulation death benefit floor adjusted partial surrender from the subaccounts, calculated as:
	$1,500 × $21,000 =	–1,657.89
	$19,000
	variable account floor benefit:	$19,342.11
	plus the one-year fixed account value:	+5,300.00
	5% accumulation death benefit floor (value of the one-year fixed account and the variable account floor):	$24,642.11
Enhanced Death Benefit, calculated as the greatest of these four values, which is the 5% variable account floor:			$24,642.11

140 RiverSource Innovations Select Variable Annuity — Prospectus

Appendix D: Example – SecureSource Series of Riders
SecureSource Stages 2 rider – Example:
Assumptions:
•
You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•
You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 61.
•
Annual step ups are applied each anniversary when available, where the contract value is greater than the PBG and/or the BB. Applied annual step ups are indicated in bold.
•
You elect the Moderate investment option at issue.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	BB	WAB	Benefit Determining Percentage	PBG	ALP	RALP	Lifetime Payment Percent
At Issue	$100,000	NA	$100,000	$100,000	$100,000	0.0%	$100,000	$4,000	$4,000 (1)	4%
1	0	0	98,000	108,000	108,000	9.3%	108,000	5,400	5,400 (2)	5%
2	0	0	105,000	114,000	114,000	7.9%	105,000	5,700	5,700	5%
3	0	0	118,000	120,000	120,000	1.7%	118,000	6,000	6,000	5%
3.5	0	6,000	112,000	120,000	113,898	1.7%	112,000	6,000	0	5%
4	0	0	115,000	120,000	115,000	0.0%	115,000	6,000	6,000	5%
5	0	0	130,000	130,000	130,000	0.0%	130,000	7,800 (3)	7,800 (3)	6% (3)
6	0	0	110,000	130,000	130,000	15.4%	130,000	7,800	7,800	6%
7	0	0	100,000	130,000	130,000	23.1%	130,000	6,500 (4)	6,500 (4)	5% (4)
7.5	0	10,000	90,000	125,134 (5)	117,000	23.1%	118,877 (5)	6,257 (5)	0	5%
8	0	0	80,000	125,134	117,000	31.6%	118,877	6,257	6,257	5%
9	0	0	95,000	125,134	117,000	18.8%	118,877	7,508 (4)	7,508 (4)	6% (4)
(1)
The ALP and RALP are based on percentage B until the end of the 1-year waiting period.
(2)
Since no withdrawal was taken, at the end of the 1-year waiting period, the ALP and RALP are recalculated based on percentage A.
(3)
Because the Annual step up increased the BB on the anniversary and the covered person’s (for the joint benefit, younger covered spouse’s) attained age is in a higher age band, the Lifetime Payment Percentage increased.
(4)
The Lifetime Payment Percentage is based on percentage A when the BDP is less than 20% and percentage B when the BDP is greater than or equal to 20%.
(5)
The $10,000 withdrawal is greater than the $6,500 RALP allowed under the rider and therefore excess withdrawal processing is applied. The BB and PBG are reset as described in “Lifetime Benefit Description – Determination of Adjustment of Benefit Values”.
SecureSource Stages rider – Example:
Assumptions:
•
You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•
You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 61.
•
Annual step ups are applied each anniversary when available, where the contract value is greater than the PBG and/or the BB. Applied Annual step ups are indicated in bold.
•
You elect the Moderate PN program investment option at issue.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	BB	WAB	Benefit Determining Percentage	PBG	ALP	RALP	Lifetime Payment Percent
At Issue	$100,000	NA	$100,000	$100,000	$100,000	0.0%	$100,000	$5,000	$0 (1)	5%
1	0	0	98,000	108,000	108,000	9.3%	100,000	5,400	0	5%
2	0	0	105,000	114,000	114,000	7.9%	105,000	5,700	0	5%
3	0	0	118,000	120,000	120,000	1.7%	118,000	6,000	6,000 (2)	5%
3.5	0	6,000	112,000	120,000	113,898	1.7%	112,000	6,000	0	5%
4	0	0	115,000	120,000	115,000	0.0%	115,000	6,000	6,000	5%
5	0	0	130,000	130,000	130,000	0.0%	130,000	7,800 (3)	7,800 (3)	6% (3)
6	0	0	110,000	130,000	130,000	15.4%	130,000	7,800	7,800	6%
7	0	0	100,000	130,000	130,000	23.1%	130,000	6,500 (4)	6,500 (4)	5% (4)
7.5	0	10,000	90,000	117,000 (5)	117,000	23.1%	108,000 (5)	5,850 (5)	0	5%

RiverSource Innovations Select Variable Annuity — Prospectus 141

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	BB	WAB	Benefit Determining Percentage	PBG	ALP	RALP	Lifetime Payment Percent
8	0	0	80,000	117,000	117,000	31.6%	108,000	5,850	5,850	5%
9	0	0	95,000	117,000	117,000	18.8%	108,000	7,020 (4)	7,020 (4)	6% (4)
(1)
The RALP is zero until the end of the 3-Year Waiting Period.
(2)
At the end of the 3-Year waiting period, the RALP is set equal to the ALP.
(3)
Because the Annual step up increased the BB on the anniversary and the covered person’s (for the joint benefit, younger covered spouse’s) attained age is in a higher age band, the Lifetime Payment Percentage increased.
(4)
The lifetime payment percentage is based on percentage A when the BDP is less than 20% and percentage B when the BDP is greater than or equal to 20%.
(5)
The $10,000 withdrawal is greater than the $6,500 RALP allowed under the rider and therefore excess withdrawal processing is applied. The BB and PBG are reset as described in “Determination of Adjustment of Benefit Values” in the “Lifetime Benefit Description.”
SecureSource 20 rider – Example:
EXAMPLE #1: Lifetime benefit not established at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•
You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 61.
•
Annual step ups are applied each anniversary when available, where the contract value is greater than the RBA and/or the contract value times the ALP percentage is greater than the ALP. Applied annual step ups are indicated in bold.
•
You elect the Moderate PN program investment option at issue.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	WAB	BDP	Basic Benefit				Lifetime Benefit
						GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	NA	$100,000	$100,000	0.0%	$100,000	$100,000	$6,000	$0	NA	NA
1	0	0	98,000	100,000	2.0%	100,000	100,000	6,000	0	NA	NA
2	0	0	105,000	105,000	0.0%	105,000	105,000	6,300	0	NA	NA
3	0	0	125,000	125,000	0.0%	125,000	125,000	7,500	7,500	NA	NA
3.5	0	6,000	111,000	118,590	6.4%	125,000	119,000	7,500	1,500	NA	NA
4	0	0	104,000	118,590	12.3%	125,000	119,000	7,500	7,500	7,140 (1)	7,140 (1)
5	0	0	90,000	118,590	24.1%	125,000	119,000	6,250 (2)	6,250 (2)	5,950 (2)	5,950 (2)
6	0	0	95,000	118,590	19.9%	125,000	119,000	7,500	7,500	7,140	7,140
6.5	0	7,500	87,500	87,500 (3)	0.0%	125,000	111,500	7,500	0	5,250 (3)	0
7	0	0	90,000	90,000	0.0%	125,000	111,500	7,500	7,500	5,400	5,400
7.5	0	10,000	70,000	70,000 (4)	0.0%	70,000 (4)	70,000 (4)	4,200 (4)	0	4,200 (4)	0
8	0	0	75,000	75,000	0.0%	75,000	75,000	4,500	4,500	4,500	4,500
(1)
The ALP and RALP are established on the contract anniversary following the date the covered person (younger Covered Spouse for Joint) reaches age 65 as the greater of the ELB or the RBA, times the ALP percentage.
(2)
The ALP percentage and GBP percentage are 6% when the BDP is less than 20% and 5% when the BDP is greater than or equal to 20%.
(3)
The $7,500 withdrawal is greater than the $7,140 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP percentage. The BDP at the time of withdrawal is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.
(4)
The $10,000 withdrawal is greater than both the $7,500 RBP allowed under the basic benefit and the $5,400 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to both benefits. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP percentage. The BDP at the time of withdrawal is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.
EXAMPLE #2: Lifetime benefit established at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•
You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 65.
•
Annual step ups are applied each anniversary when available, where the contract value is greater than the RBA and/or the contract value times the ALP Percentage is greater than the ALP. Applied annual step ups are indicated in bold.

142 RiverSource Innovations Select Variable Annuity — Prospectus

•
You elect the Moderate PN program investment option at issue. On the 7th contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target PN program investment option under the contract is the Moderate PN program investment option.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	WAB	BDP	Basic Benefit				Lifetime Benefit
						GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	NA	$100,000	$100,000	0.0%	$100,000	$100,000	$6,000	$0	$6,000	$0
1	0	0	105,000	105,000	0.0%	105,000	105,000	6,300	0	6,300	0
2	0	0	110,000	110,000	0.0%	110,000	110,000	6,600	0	6,600	0
3	0	0	110,000	120,000	8.3%	110,000	110,000	6,600	6,600 (1)	7,200	7,200 (1)
3.5	0	6,000	104,000	113,455	8.3%	110,000	104,000	6,600	600	7,200	1,200
4	0	0	100,000	113,455	11.9%	110,000	104,000	6,600	6,600	7,200	7,200
4.5	0	7,000	90,000	105,267	14.5%	90,000	90,000	5,400 (2)	5,400 (2)	7,200	200
5	0	0	80,000	105,267	24.0%	90,000	90,000	4,500 (3)	4,500 (3)	6,000 (3)	6,000 (3)
5.5	0	10,000	70,000	70,000 (4)	0.0%	70,000	70,000	3,500 (4)	3,500 (4)	3,500 (4)	3,500 (4)
6	0	0	75,000	75,000	0.0%	75,000	75,000	4,500	4,500	4,500	4,500
7	0	0	70,000	70,000 (5)	0.0%	70,000 (5)	70,000 (5)	4,200 (5)	4,200 (5)	4,200 (5)	4,200 (5)
(1)
At the end of the 3-Year waiting period, the RBP and RALP are set equal to the GBP and ALP, respectively. The 20% rider credit is applied to the lifetime benefit.
(2)
The $7,000 withdrawal is greater than the $6,600 RBP allowed under the basic benefit and therefore excess withdrawal processing is applied to the basic benefit. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The BDP at the time of withdrawal is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.
(3)
The ALP percentage and GBP percentage are 6% when the BDP is less than 20% and 5% when the BDP is greater than or equal to 20%.
(4)
The $10,000 withdrawal is greater than both the $4,500 RBP allowed under the basic benefit and the $6,000 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to both benefits. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP percentage. The BDP at the time of withdrawal is greater than or equal to 20%, so the ALP percentage and GBP percentage are set at 5% for the remainder of the contract year.
(5)
Allocation to the Moderately Aggressive PN program investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value. The WAB is reset to the ALP after the reset divided by the current ALP percentage. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option.
SecureSource rider – Example:
EXAMPLE #1: Single Life Benefit: Covered Person has not reached age 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•
You are the sole owner and also the annuitant. You are age 60.
•
Automatic Annual step ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual step ups are indicated in bold.
•
You elect the Moderate PN program investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target PN program investment option under the contract is the Moderate PN program investment option.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$N/A	$N/A
0.5	0	5,000	92,000	100,000	95,000	7,000	2,000	N/A	N/A
1	0	0	90,000	90,000 (1)	90,000 (1)	6,300	6,300	N/A	N/A
2	0	0	81,000	90,000	90,000	6,300	6,300	N/A	N/A
5	0	0	75,000	90,000	90,000	6,300	6,300	5,400 (2)	5,400 (2)
5.5	0	5,400	70,000	90,000	84,600	6,300	900	5,400	0
6	0	0	69,000	90,000	84,600	6,300	6,300	5,400	5,400

RiverSource Innovations Select Variable Annuity — Prospectus 143

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
6.5	0	6,300	62,000	90,000	78,300	6,300	0	3,720 (3)	0
7	0	0	64,000	90,000	78,300	6,300	6,300	3,840	3,840
7.5	0	10,000	51,000	51,000 (4)	51,000 (4)	3,570	0	3,060 (4)	0
8	0	0	55,000	55,000	55,000	3,850	3,850	3,300	3,300
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or PN program investment option changes), you can continue to withdrawal up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.
(1)
Allocation to the Moderately Aggressive investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option.
(2)
The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65 as 6% of the RBA.
(3)
The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)
The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
EXAMPLE #2: Single Life Benefit: Covered Person has reached 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•
You are the sole owner and also the annuitant. You are age 65.
•
Automatic Annual step ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual step ups are indicated in bold.
•
Your death occurs after 6½ contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new Covered Person.
Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$6,000	$6,000
1	0	0	105,000	105,000	105,000	7,350	7,000 (1)	6,300	6,000 (1)
2	0	0	110,000	110,000	110,000	7,700	7,000 (1)	6,600	6,000 (1)
3	0	0	110,000	110,000	110,000	7,700	7,700 (2)	6,600	6,600 (2)
3.5	0	6,600	110,000	110,000	103,400	7,700	1,100	6,600	0
4	0	0	115,000	115,000	115,000	8,050	8,050	6,900	6,900
4.5	0	8,050	116,000	115,000	106,950	8,050	0	6,900 (3)	0
5	0	0	120,000	120,000	120,000	8,400	8,400	7,200	7,200
5.5	0	10,000	122,000	120,000 (4)	110,000 (4)	8,400	0	7,200 (4)	0
6	0	0	125,000	125,000	125,000	8,750	8,750	7,500	7,500
6.5	0	0	110,000	125,000	125,000	8,750	8,750	6,600 (5)	6,600 (5)
7	0	0	105,000	125,000	125,000	8,750	8,750	6,600	6,600
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or PN program investment option changes), your spouse can continue to withdrawal up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse’s death or the RBA is reduced to zero.
(1)
The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the Waiting Period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the Waiting Period, the RBP is the amount you can withdrawal without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdrawal without incurring the ALP excess withdrawal processing.
(2)
On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)
The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

144 RiverSource Innovations Select Variable Annuity — Prospectus

(4)
The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5)
At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.
EXAMPLE #3: Joint Life Benefit: Younger Covered Spouse has not reached 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•
You are age 59 and your spouse is age 60.
•
Automatic annual step ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step ups are indicated in bold.
•
You elect the Moderate investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target PN program investment option under the contract is the Moderate PN program investment option.
•
Your death occurs after 9½ contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$N/A	$N/A
0.5	0	5,000	92,000	100,000	95,000	7,000	2,000	N/A	N/A
1	0	0	90,000	90,000 (1)	90,000 (1)	6,300	6,300	N/A	N/A
2	0	0	81,000	90,000	90,000	6,300	6,300	N/A	N/A
6	0	0	75,000	90,000	90,000	6,300	6,300	5,400 (2)	5,400 (2)
6.5	0	5,400	70,000	90,000	84,600	6,300	900	5,400	0
7	0	0	69,000	90,000	84,600	6,300	6,300	5,400	5,400
7.5	0	6,300	62,000	90,000	78,300	6,300	0	3,720 (3)	0
8	0	0	64,000	90,000	78,300	6,300	6,300	3,840	3,840
8.5	0	10,000	51,000	51,000 (4)	51,000 (4)	3,570	0	3,060 (4)	0
9	0	0	55,000	55,000	55,000	3,850	3,850	3,300	3,300
9.5	0	0	54,000	55,000	55,000	3,850	3,850	3,300	3,300
10	0	0	52,000	55,000	55,000	3,850	3,850	3,300	3,300
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdrawal up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse’s death or the RBA is reduced to zero.
(1)
The ALP and RALP are established on the contract anniversary date following the date the younger Covered Spouse reaches age 65 as 6% of the RBA.
(2)
Allocation to the Moderately Aggressive PN program model portfolio or investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option.
(3)
The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)
The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
EXAMPLE #4: Joint Life Benefit: Younger Covered Spouse has reached 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000 and make no additional payments to the contract
•
You are age 71 and your spouse is age 70.

RiverSource Innovations Select Variable Annuity — Prospectus 145

•
Automatic Annual step ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step ups are indicated in bold.
•
Your death occurs after 6½ contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

Contract Duration	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$6,000	$6,000
1	0	0	105,000	105,000	105,000	7,350	7,000 (1)	6,300	6,000 (1)
2	0	0	110,000	110,000	110,000	7,700	7,000 (1)	6,600	6,000 (1)
3	0	0	110,000	110,000	110,000	7,700	7,700 (2)	6,600	6,600 (2)
3.5	0	6,600	110,000	110,000	103,400	7,700	1,100	6,600	0
4	0	0	115,000	115,000	115,000	8,050	8,050	6,900	6,900
4.5	0	8,050	116,000	115,000	106,950	8,050	0	6,900 (3)	0
5	0	0	120,000	120,000	120,000	8,400	8,400	7,200	7,200
5.5	0	10,000	122,000	120,000 (4)	110,000 (4)	8,400	0	7,200 (4)	0
6	0	0	125,000	125,000	125,000	8,750	8,750	7,500	7,500
6.5	0	0	110,000	125,000	125,000	8,750	8,750	7,500	7,500
7	0	0	105,000	125,000	125,000	8,750	8,750	7,500	7,500
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdrawal up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse’s death or the RBA is reduced to zero.
(1)
The Annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the Waiting Period, the RBP is the amount you can withdrawal without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdrawal without incurring the ALP excess withdrawal processing.
(2)
On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)
The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)
The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

146 RiverSource Innovations Select Variable Annuity — Prospectus

Appendix E: SecureSource Series of Riders – Additional Required Minimum Distribution (RMD) Disclosure
This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource series of riders to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days’ written notice to you.
For SecureSource Stages and SecureSource 20 riders, owners subject to annual RMD rules under Section 401(a)(9) of the Code, withdrawing from this contract during the waiting period to satisfy these rules will set your benefits to zero and you will not receive any future rider credit.
Amounts you withdraw from this contract (for SecureSource Stages and SecureSource 20 riders, amounts you withdraw from this contract after the waiting period) to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:
For SecureSource and SecureSource 20 riders:
(1)
If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year*,
•
Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.
•
Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
•
Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.
•
Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource series of riders.
(2)
If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current contract year,*
•
A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year*.
•
Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.
•
Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA. Withdrawals will not be considered excess withdrawals unless amounts withdrawn exceed combined RALP and LABA values.
•
Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource series of riders.
(3)
If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,
•
An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.
•
This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.
For SecureSource Stages and SecureSource Stages 2 riders:
(1)
Each calendar year, if your ALERMDA is greater than the ALP,
•
A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the ALP.
•
The LABA will be reduced by the total of the amount that each withdrawal in the current calendar year exceeds the RALP at the time of each withdrawal, but shall not be reduced to less than zero.
•
Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.
•
Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA. Withdrawals will not be considered excess withdrawals unless amounts withdrawn exceed combined RALP and LABA values.

RiverSource Innovations Select Variable Annuity — Prospectus 147

•
Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource Stages and SecureSource Stages 2.
*
For SecureSource 20 riders, adjusted for any subsequent changes between 5% and 6% as described under “GBP Percentage and ALP Percentage”.
The ALERMDA is:
(1)
determined by us each calendar year (for SecureSource Stages and SecureSource 20 riders, starting with the calendar year in which the waiting period ends);
(2)
based on your initial purchase payment and not the entire interest value in the calendar year of contract issue and therefore may not be sufficient to allow you to withdraw your RMD without causing an excess withdrawal;
(3)
based solely on the value of the contract to which the SecureSource series rider is attached as of the date we make the determination;
(4)
based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
(5)
based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:
1.
an individual retirement annuity (Section 408(b));
2.
a Roth individual retirement account (Section 408A);
3.
a Simplified Employee Pension plan (Section 408(k));
4.
a tax-sheltered annuity rollover (Section 403(b)).
In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your rider within the SecureSource series of riders may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.
In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years.
Please contact your tax advisor about the impact of those rules prior to purchasing one of the SecureSource series of riders.

148 RiverSource Innovations Select Variable Annuity — Prospectus

Appendix F: Example – Benefit Protector Death Benefit Rider
Example of the Benefit Protector
Assumptions:
•
You purchase the contract with a payment of $100,000 and you (Current Contract) or you and the annuitant (Original Contract) are under age 70; and
•
You select the MAV Death Benefit and the 7-year surrender charge schedule.
During the first contract year the contract value grows to $105,000. The death benefit under the MAV Death Benefit equals the contract value, $105,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.
On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
MAV Death Benefit (contract value):	$110,000
plus the Benefit Protector benefit which equals 40% of earnings at death
(MAV Death Benefit minus remaining purchase payments for the Current Contract or MAV Death Benefit minus payments not previously surrendered for the Original Contract):
0.40 × ($110,000 - $100,000) =	+4,000
Total death benefit of:	$114,000
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV Death Benefit (MAV):	$110,000
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($110,000 - $100,000) =	+4,000
Total death benefit of:	$114,000
During the third contract year the contract value remains at $105,000 and you request a partial surrender of $50,000, including the applicable 7% surrender charges. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the surrender is subject to a 7% surrender charge because your payment is in the third year of the surrender charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:
MAV Death Benefit (MAV adjusted for partial surrenders):	$57,619
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($57,619 - $55,000) =	+1,048
Total death benefit of:	$58,667
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old.
The death benefit equals:
MAV Death Benefit (contract value):	$200,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously surrendered that are one or more years old)	+55,000
Total death benefit of:	$255,000
During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:
MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously surrendered that are one or more years old)	+55,000
Total death benefit of:	$305,000

RiverSource Innovations Select Variable Annuity — Prospectus 149

During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:
MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not previously surrendered that are one or more years old)
0.40 × ($250,000 - $105,000) =	+58,000
Total death benefit of:	$308,000

150 RiverSource Innovations Select Variable Annuity — Prospectus

Appendix G: Example – Benefit Protector Plus Death Benefit Rider
Example of the Benefit Protector Plus
Assumptions:
•
You purchase the contract with a payment of $100,000 and you (Current Contract) or you and the annuitant (Original Contract) are under age 70; and
•
You select the MAV Death Benefit and the 7-year surrender charge schedule.

During the first contract year the contract value grows to $105,000. The MAV Death Benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:

MAV Death Benefit (contract value):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus remaining purchase payments for the Current Contract or MAV Death Benefit minus payments not previously surrendered for the Original Contract):

0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV Death Benefit (MAV):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($110,000 – $100,000) =	+4,000
plus 10% of purchase payments made within 60 days of contract issue
and not previously surrendered: 0.10 × $100,000 =	+10,000
Total death benefit of:	$124,000
During the third contract year the contract value remains at $105,000 and you request a partial surrender of $50,000, including the applicable 7% surrender charge. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the surrender is subject to a 7% surrender charge because your payment is in the third year of the surrender charge schedule, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:

MAV Death Benefit (MAV adjusted for partial surrenders):	$57,619
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($57,619 – $55,000) =	+1,048
plus 10% of purchase payments made within 60 days of contract issue
and not previously surrendered: 0.10 × $55,000 =	+5,500
Total death benefit of:	$64,167
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

MAV Death Benefit (contract value):	$200,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously surrendered that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously surrendered: 0.20 × $55,000 =	+11,000
Total death benefit of:	$266,000

RiverSource Innovations Select Variable Annuity — Prospectus 151

During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously surrendered that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously surrendered: 0.20 × $55,000 =	+11,000
Total death benefit of:	$316,000
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously surrendered):
0.40 × ($250,000 – $105,000) =	+58,000
plus 20% of purchase payments made within 60 days of contract issue
and not previously surrendered: 0.20 × $55,000 =	+11,000
Total death benefit of:	$319,000

152 RiverSource Innovations Select Variable Annuity — Prospectus

Appendix H: Asset Allocation Program for Contracts With Applications Signed Before May 1, 2006
Asset Allocation Program
For contracts with applications signed before May 1, 2006, we offered an asset allocation program. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the asset allocation program under the terms of the rider.
This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.
Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.
Under the asset allocation program, we have offered five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.
Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:
•
no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and
•
no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see “Charges and Adjustments – Adjustments – Market Value Adjustments”).
Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.
If permitted under applicable securities law, we reserve the right to:
•
reallocate your current model portfolio to an updated version of your current model portfolio; or
•
substitute a fund of funds for your current model portfolio.
We also reserve the right to discontinue the asset allocation program. We will give you 30 days’ written notice of any such change.
If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.

RiverSource Innovations Select Variable Annuity — Prospectus 153

Appendix I: Guarantor Withdrawal Benefit for Life Rider Disclosure
Guarantor Withdrawal Benefit for Life Rider
The Guarantor Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if(1):
•
your contract application is signed on or after May 1, 2006;
•
the rider is available in your state; and
•
you and the annuitant are 80 or younger on the date the contract is issued.
(1)
The Guarantor Withdrawal Benefit for Life rider is not available under an inherited qualified annuity.
You must elect the Guarantor Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.
The Guarantor Withdrawal Benefit for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see “At Death” heading below) – even if the contract value is zero.
Your contract provides for annuity payouts to begin on the annuitization start date (see “Buying Your Contract – The Annuitization Start Date”). Before the annuitization start date, you have the right to withdraw some or all of your contract value, less applicable administrative, surrender and rider charges imposed under the contract at the time of the withdrawal (see “ Surrenders”). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuitization start date, nor does it guarantee the length of time over which such withdrawals can be made before the annuitization start date.
The Guarantor Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.
Under the terms of the Guarantor Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see “Waiting period” heading below) and whether or not the lifetime withdrawal benefit has become effective:
(1)
The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are “Guaranteed Benefit Payment (GBP),” “Remaining Benefit Payment (RBP),” “Guaranteed Benefit Amount (GBA),” and “Remaining Benefit Amount (RBA).” See these headings below for more information.
(2)
The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are “Annual Lifetime Payment (ALP),” “Remaining Annual Lifetime Payment (RALP),” “Covered Person,” and “Annual Lifetime Payment Attained Age (ALPAA).” See these headings below for more information.
Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below).
Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:
•
After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;
•
During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;
•
After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;
•
During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.

154 RiverSource Innovations Select Variable Annuity — Prospectus

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).
If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below).
Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.
If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see “Charges and Adjustments – Transaction Expenses – Surrender Charge”). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request. Any partial surrenders you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full surrender of the contract, you will receive the remaining contract value less any applicable charges (see “Surrender”).
The rider’s guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see “Annual Step Up” heading below). If you exercise the annual step up election, the spousal continuation step up election (see “Spousal Continuation Step Up” heading below) or change your PN investment option, the rider charge may change (see “Charges and Adjustments”).
If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.
You should consider whether the Guarantor Withdrawal Benefit for Life rider is appropriate for you because:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•
Lifetime Withdrawal Benefit Limitations: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:
(a)
Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant (see “At Death” heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:
(i)
There are multiple contract owners – when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or
(ii)
The owner and the annuitant are not the same persons – if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.
(b)
Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.
(c)
When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.
(d)
Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life rider will terminate.
•
Investment Allocation Restrictions: You must be invested in one of the approved investment options. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity

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markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion in the future. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer Funds.”) You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make.
•
Limitations on Purchase of Other Riders under this Contract: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect an Income Assurer Benefit rider or the Accumulation Protector Benefit rider.
•
Non-Cancelable: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or after the annuitization start date.
•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions, which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract – Purchase Payments”.
•
Interaction with Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see “Charges and Adjustments – Transaction Expenses – Surrender Charge”). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract’s TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.
You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:
•
Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes – Nonqualified Annuities”). Withdrawals before age 59 ½ may incur a 10% IRS early withdrawal penalty and may be considered taxable income.
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.
For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:
(1)
If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,
•
Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.
•
Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
•
Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.
•
Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life rider.

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(2)
If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,
•
A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.
•
Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.
•
Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.
•
Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life rider.
(3)
If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,
•
An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.
•
This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.
The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:
(1)
determined by us each calendar year;
(2)
based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life rider is attached as of the date we make the determination; and
(3)
is otherwise based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:
1.
an individual retirement annuity (Section 408(b));
2.
a Roth individual retirement account (Section 408A);
3.
a Simplified Employee Pension plan (Section 408(k));
4.
a tax-sheltered annuity rollover (Section 403(b)).
We reserve the right to modify our administrative practice described above and will give you 30 days’ written notice of any such change.
In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.
In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes – Other – Spousal status” section of this prospectus.
•
Limitations on Tax-Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA – Special Provisions”).
For an example, see “Examples of Guarantor Withdrawal Benefit for Life” below.
Key terms and provisions of the Guarantor Withdrawal Benefit for Life rider are described below:
Partial Withdrawals: A withdrawal of an amount that does not result in a full withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any surrender charge and any market value adjustment.
Waiting period: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.
Guaranteed Benefit Amount (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

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The GBA is determined at the following times, calculated as described:
•
At contract issue – the GBA is equal to the initial purchase payment.
•
When you make additional purchase payments – each additional purchase payment has its own GBA equal to the amount of the purchase payment.
•
At step up – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When an individual RBA is reduced to zero – the GBA that is associated with that RBA will also be set to zero.
•
When you make a partial withdrawal during the waiting period and after a step up – Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•
When you make a partial withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP – the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged.
(b)
is greater than the total RBP – GBA excess withdrawal processing will be applied to the GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
GBA Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)
is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)
is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
Remaining Benefit Amount (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.
The RBA is determined at the following times, calculated as described:
•
At contract issue – the RBA is equal to the initial purchase payment.
•
When you make additional purchase payments – each additional purchase payment has its own RBA initially set equal to that payment’s GBA (the amount of the purchase payment).
•
At step up – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When you make a partial withdrawal during the waiting period and after a step up – Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•
When you make a partial withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP – the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment’s RBA is reduced in proportion to its RBP.
(b)
is greater than the total RBP – RBA excess withdrawal processing will be applied to the RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
RBA Excess Withdrawal Processing
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.
If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:
1.
The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and
2.
The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

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Guaranteed Benefit Payment (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment’s RBA or 7% of that payment’s GBA, and the total GBP is the sum of the individual GBPs.
During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.
The GBP is determined at the following times, calculated as described:
•
At contract issue – the GBP is established as 7% of the GBA value.
•
At each contract anniversary – each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value.
•
When you make additional purchase payments – each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.
•
At step up – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When an individual RBA is reduced to zero – the GBP associated with that RBA will also be reset to zero.
•
When you make a partial withdrawal during the waiting period and after a step up – Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment’s GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•
When you make a partial withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP – the GBP remains unchanged.
(b)
is greater than the total RBP – each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
Remaining Benefit Payment (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.
The RBP is determined at the following times, calculated as described:
•
At the beginning of each contract year during the waiting period and prior to any withdrawal — the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.
•
At the beginning of any other contract year – the RBP for each purchase payment is set equal to that purchase payment’s GBP.
•
When you make additional purchase payments – each additional purchase payment has its own RBP equal to that payment’s GBP.
•
At step up – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
At spousal continuation – (see “Spousal Option to Continue the Contract” heading below).
•
When an individual RBA is reduced to zero – the RBP associated with that RBA will also be reset to zero.
•
When you make any partial withdrawal – the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess withdrawal processing and RBA excess withdrawal processing are applied and the amount available for future partial withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.
Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The covered person is the oldest contract owner or annuitant. The covered person may change during the contract’s life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

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Annual Lifetime Payment Attained Age (ALPAA): The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.
Annual Lifetime Payment (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see “At Death” heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.
During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.
The ALP is determined at the following times:
•
The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 — the ALP is established as 6% of the total RBA.
•
When you make additional purchase payments – each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.
•
At step ups – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
At contract ownership change – (see “Spousal Option to Continue the Contract” and “Contract Ownership Change” headings below).
•
When you make a partial withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•
When you make a partial withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the RALP – the ALP remains unchanged.
(b)
is greater than the RALP – ALP excess withdrawal processing will be applied to the ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.
ALP Excess Withdrawal Processing
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.
Remaining Annual Lifetime Payment (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.
The RALP is determined at the following times:
•
The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:
(a)
During the waiting period and prior to any withdrawals – the RALP is established equal to 6% of purchase payments.
(b)
At any other time – the RALP is established equal to the ALP.
•
At the beginning of each contract year during the waiting period and prior to any withdrawals – the RALP is set equal to the total purchase payments, multiplied by 6%.
•
At the beginning of any other contract year – the RALP is set equal to ALP.
•
When you make additional purchase payments – each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.
•
At step ups – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When you make any partial withdrawal – the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal processing is applied and the amount available for future partial withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

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Step Up Date: The date any step up becomes effective, and depends on the type of step up being applied (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
Annual Step Up: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.
The annual step up is subject to the following rules:
•
The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.
•
Only one step up is allowed each contract year.
•
If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the annual step up will not be available until the end of the waiting period.
•
If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.
•
If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.
•
The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.
•
Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.
The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:
•
The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value (after charges are deducted) on the step up date.
•
The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value (after charges are deducted) on the step up date.
•
The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.
•
The total RBP will be reset as follows:
(a)
During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.
(b)
At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.
•
The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value (after charges are deducted) on the step up date.
•
The RALP will be reset as follows:
(a)
During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.
(b)
At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.
Spousal Option to Continue the Contract: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life rider also continues. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:
•
The GBA, RBA, and GBP values remain unchanged.
•
The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.
•
If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation – the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

RiverSource Innovations Select Variable Annuity — Prospectus 161

•
If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation – the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.
•
If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation – the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.
•
If the ALP has been established and the new covered person is age 65 or older as of the date of continuation – the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.
Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.
Spousal Continuation Step Up: If a surviving spouse elects to continue the contract, another elective step up option becomes available. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. To exercise the step up, the spouse or the spouse’s investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse’s request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.
The spousal continuation step up is subject to the following rules:
•
If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.
It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.
At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.
If Contract Value Reduces to Zero: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:
1)
The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:
(a)
receive the remaining schedule of GBPs until the RBA equals zero; or
(b)
wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.
We will notify you of this option. If no election is made, the ALP will be paid.
2)
The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:
(a)
the remaining schedule of GBPs until the RBA equals zero; or
(b)
the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.
3)
The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.
4)
The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

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Under any of these scenarios:
•
The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;
•
We will no longer accept additional purchase payments;
•
You will no longer be charged for the rider;
•
Any attached death benefit riders will terminate; and
•
The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.
The Guarantor Withdrawal Benefit for Life rider and the contract will terminate under either of the following two scenarios:
•
If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.
•
If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.
At Death: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see “Benefits in Case of Death”) or the annuity payout option (see “Guaranteed Withdrawal Benefit Annuity Payout Option” heading below).
If the contract value equals zero and the death benefit becomes payable, the following will occur:
•
If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.
•
If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.
•
If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.
Contract Ownership Change: If the contract changes ownership (see “Changing Ownership”), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.
•
If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date – the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.
•
If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date – the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.
•
If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date – the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.
•
If the ALP has been established and the new covered person is age 65 or older as of the ownership change date – the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

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Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.
Guaranteed Withdrawal Benefit Annuity Payout Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life rider.
Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This option may not be available if the contract is issued to qualify under Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.
This annuity payout option may also be elected by the beneficiary of a contract as a settlement option if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy.
Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.
Rider Termination
The Guarantor Withdrawal Benefit for Life rider cannot be terminated either by you or us except as follows:
1.
Annuity payouts under an annuity payout plan will terminate the rider.
2.
Termination of the contract for any reason will terminate the rider.
Examples of the Guarantor Withdrawal Benefit for Life
Example #1: Covered person has not reached age 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000.
•
You are the sole owner and also the annuitant. You are age 60.
•
You make no additional payments to the contract.
•
Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$N/A	$N/A
0.5	0	7,000	92,000	100,000	93,000	7,000	0	N/A	N/A
1	0	0	91,000	100,000	93,000	7,000	7,000	N/A	N/A
1.5	0	7,000	83,000	100,000	86,000	7,000	0	N/A	N/A
2	0	0	81,000	100,000	86,000	7,000	7,000	N/A	N/A
5	0	0	75,000	100,000	86,000	7,000	7,000	5,160 (1)	5,160 (1)
5.5	0	5,160	70,000	100,000	80,840	7,000	1,840	5,160	0
6	0	0	69,000	100,000	80,840	7,000	7,000	5,160	5,160
6.5	0	7,000	62,000	100,000	73,840	7,000	0	3,720 (2)	0
7	0	0	70,000	100,000	73,840	7,000	7,000	4,200	4,200
7.5	0	10,000	51,000	51,000 (3)	51,000 (3)	3,570	0	3,060 (3)	0
8	0	0	55,000	55,000	55,000	3,850	3,850	3,300	3,300
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.
(1)
The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.

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(2)
The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3)
The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
Example #2: Covered person has reached 65 at the time the contract and rider are purchased.
Assumptions:
•
You purchase the contract with a payment of $100,000.
•
You are the sole owner and also the annuitant. You are age 65.
•
You make no additional payments to the contract.
•
Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$6,000	$6,000
1	0	0	105,000	105,000	105,000	7,350	7,000 (1)	6,300	6,000 (1)
2	0	0	110,000	110,000	110,000	7,700	7,000 (1)	6,600	6,000 (1)
3	0	0	110,000	110,000	110,000	7,700	7,700 (2)	6,600	6,600 (2)
3.5	0	6,600	110,000	110,000	103,400	7,700	1,100	6,600	0
4	0	0	115,000	115,000	115,000	8,050	8,050	6,900	6,900
4.5	0	8,050	116,000	115,000	106,950	8,050	0	6,900 (3)	0
5	0	0	120,000	120,000	120,000	8,400	8,400	7,200	7,200
5.5	0	10,000	122,000	120,000 (4)	110,000 (4)	8,400	0	7,200 (4)	0
6	0	0	125,000	125,000	125,000	8,750	8,750	7,500	7,500
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.
(1)
The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2)
On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)
The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)
The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

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Appendix J: Guarantor Withdrawal Benefit Rider Disclosure
Guarantor Withdrawal Benefit Rider
We have offered two versions of the Guarantor Withdrawal Benefit that have been referred to in previous disclosure as Rider A and Rider B. The description of the Guarantor Withdrawal Benefit in this section applies to both Rider A and Rider B, unless noted otherwise. Rider B is no longer available for purchase.
The Guarantor Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):
Rider A
•
your contract application was signed on or after April 30, 2005 in those states where the SecureSource rider and/or the Guarantor Withdrawal Benefit for Life rider are/were not available;
•
you and the annuitant were 79 or younger on the date the contract was issued.
Rider B
•
your contract application was signed prior to April 29, 2005;
•
the rider was available in your state; and
•
you and the annuitant were 79 or younger on the date the contract was issued.
(1)
The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.
You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.
We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.
The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a surrender charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP – the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments for the first three years, and the GBP in all other years.
If you withdraw an amount greater than the allowed amount in a contract year, we call this an “excess withdrawal” under the rider. If you make an excess withdrawal under the rider:
•
surrender charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;
•
the guaranteed benefit amount will be adjusted as described below; and
•
the remaining benefit amount will be adjusted as described below.
For a partial withdrawal that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge (see “Charges and Adjustments – Transaction Expenses – Surrender Charge”). Market value adjustments, if applicable, will also be made (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Surrenders”).
Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuitization start date. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see “Elective Step Up” and “Annual Step Up” below), the special spousal continuation step up election (see “Spousal Continuation and Special Spousal Continuation Step Up” below) or change your Portfolio Navigator model portfolio, the rider charge may change (see “Charges and Adjustments”).

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You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•
Investment Allocation Restrictions: You must elect one of the approved investment options for contracts with applications signed on or after May 1, 2006 with this rider (see “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer funds”). These funds are expected to reduce our financial risks and expenses associated with certain living benefits and death benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove, or substitute approved investment options in the future. If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see “Appendix H: Asset Allocation Program for Contracts With Applications Signed Before May 1, 2006”), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. This requirement limits your choice of investment options. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen.
•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions, which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract – Purchase Payments”.
•
Interaction with the Total Free Amount (FA) contract provision: The FA is the amount you are allowed to withdraw in each contract year without incurring a surrender charge (see “Charges and Adjustments – Transaction Expenses – Surrender Charge”). The FA may be greater than GBP under this rider. Any amount you withdraw under the contract’s FA provision that exceeds the GBP is subject to the excess withdrawal processing for the GBA and RBA described below.
•
Rider A – Limitations on Purchase of Other Riders under this Contract: If you select the Guarantor Withdrawal Benefit rider, you may not elect the Accumulation Protector Benefit rider.
•
Non-Cancelable: Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or after the annuitization start date.
You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:
•
Tax Considerations for Non-Qualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes – Nonqualified Annuities”). Withdrawals are taxable to the extent of earnings. Withdrawals before age 59½ may also incur a 10% IRS early withdrawal penalty.
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal processing described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.
For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and the enhanced riders is to allow amounts you withdraw to satisfy these rules without applying excess withdrawal processing under terms of the rider, subject to the following rules:
(1)
If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.
(2)
Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
(3)
Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

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(4)
Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor Withdrawal Benefit rider.
The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:
(1)
determined by us each calendar year;
(2)
based solely on the value of the contract to which the Guarantor Withdrawal Benefit rider is attached as of the date we make the determination; and
(3)
based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:
1.
an individual retirement annuity (Section 408(b));
2.
a Roth individual retirement account (Section 408A);
3.
a Simplified Employee Pension plan (Section 408(k));
4.
a tax-sheltered annuity rollover (Section 403(b)).
We reserve the right to modify our administrative practice described above and will give you 30 days’ written notice of any such change.
In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.
Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.
In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes – Other – Spousal status” section of this prospectus.
•
Limitations on Tax-Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA – Special Provisions”). You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;
The terms “Guaranteed Benefit Amount” and “Remaining Benefit Amount” are described below. Each is used in the operation of the GBP, the RBP, the elective step up, the annual step up, the special spousal continuation step up and the Guaranteed Withdrawal Benefit Annuity Payout Option.
Guaranteed Benefit Amount
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, , adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.
The GBA is determined at the following times:
•
At contract issue — the GBA is equal to the initial purchase payment;
•
When you make additional purchase payments – each additional purchase payment has its own GBA equal to the amount of the purchase payment. The total GBA when an additional purchase payment are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;
•
At step up – (see “Elective Step Up” and “Annual Step Up” headings below).
•
When you make a partial withdrawal:
(a)
and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP – the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

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(b)
and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP – the following excess withdrawal processing will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:
(c)
under the original rider in a contract year after a step up but before the third contract anniversary – the following excess withdrawal processing will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:
GBA Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)
is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)
is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
Remaining Benefit Amount
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.
The RBA is determined at the following times:
•
At contract issue – the RBA is equal to the initial purchase payment;
•
When you make additional purchase payments – each additional purchase payment has its own RBA equal to the amount of the purchase payment. The total RBA when an additional purchase payment are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;
•
At step up – (see “Elective Step Up” and “Annual Step Up” headings below).
•
When you make a partial withdrawal:
(a)
and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP – the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;
(b)
and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP – the following excess withdrawal processing will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;
(c)
under the original rider after a step up but before the third contract anniversary – the following excess withdrawal processing will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;
RBA Excess Withdrawal Processing
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.
If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment’s RBA in the following manner:
The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.
Guaranteed Benefit Payment
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.
Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.
Rider A: Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

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Rider B: Under both the original and enhanced riders, the GBP is the lesser of (a) 7% of the GBA; or (b) the RBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.
Remaining Benefit Payment
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.
Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.
Each additional purchase payment has its own RBP established equal to that payment’s GBP. The total RBP is equal to the sum of the individual RBPs.
Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.
Elective Step Up (under the original rider only)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.
The elective step up is subject to the following rules:
•
if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;
•
if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;
•
if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the “Guaranteed Benefit Amount” and “Remaining Benefit Amount” headings above; and
•
you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.
You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.
Rider A: You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:
•
The effective date of the elective step up is the valuation date we receive your written request to step up.
•
The RBA will be increased to an amount equal to the contract value (after charges are deducted) on the valuation date we receive your written request to step up.
•
The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value (after charges are deducted) on the valuation date we receive your written request to step up.
•
The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.
•
The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.
Rider B: You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:
•
The effective date of the elective step up is the contract anniversary.
•
The RBA will be increased to an amount equal to the contract anniversary value (after charges are deducted).
•
The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value (after charges are deducted).
•
The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.
•
The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

170 RiverSource Innovations Select Variable Annuity — Prospectus

Annual Step Up (under the enhanced rider only)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.
•
The annual step up is subject to the following rules:
•
The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.
•
If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.
•
If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.
•
Only one step up is allowed each contract year.
•
If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;
•
You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.
The annual step up will be determined as follows:
•
The RBA will be increased to an amount equal to the contract value (after charges are deducted) on the step up date.
•
The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value (after charges are deducted) on the step up date.
•
The GBP will be calculated as described earlier, but based on the increased GBA and RBA.
•
The RBP will be reset as follows:
(a)
Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.
(b)
At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.
Spousal Continuation and Special Spousal Continuation Step Up
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.
Rider A: A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse’s election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse’s written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.
It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.
At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RiverSource Innovations Select Variable Annuity — Prospectus 171

Rider B: A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up. Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse’s written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse’ written request to continue the contract and the death benefit that would otherwise have been paid.
Guaranteed Withdrawal Benefit Annuity Payout Option
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit. Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This annuity payout option may also be elected by the beneficiary of a contract as a settlement option if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.
If Contract Value Reduces to Zero
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:
•
you will be paid according to the annuity payout option described above;
•
we will no longer accept additional purchase payments;
•
you will no longer be charged for the rider;
•
any attached death benefit riders will terminate; and
•
the death benefit becomes the remaining payments under the annuity payout option described above.
If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.
Example of the Guarantor Withdrawal Benefit (applies to Rider A and Rider B)
Assumptions:
•
You purchase the contract with a payment of $100,000.

The Guaranteed Benefit Amount (GBA) equals your purchase payment:	$100,000
The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
0.07 × $100,000=	$7,000
The Remaining Benefit Amount (RBA) equals your purchase payment:	$100,000
On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$110,000
The GBA equals 100% of your contract value:	$110,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $110,000=	$7,700
During the fourth contract year you decide to take a partial withdrawal of $7,700.
You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
$110,000 – $7,700=	$102,300
The GBA equals the GBA immediately prior to the partial withdrawal:	$110,000
The GBP equals 7% of your GBA:
0.07 × $110,000=	$7,700
On the fourth contract anniversary you make an additional purchase payment of $50,000.
The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
$102,300+$50,000=	$152,300
The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
$110,000+$50,000=	$160,000

172 RiverSource Innovations Select Variable Annuity — Prospectus

The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
$7,700+$3,500=	$11,200
On the fifth contract anniversary your contract value grows to $200,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$200,000
The GBA equals 100% of your contract value:	$200,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $200,000=	$14,000
During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal;
$230,000 – $20,000=	$210,000
(2) your prior RBA less the amount of the partial withdrawal.
$200,000 – $20,000=	$180,000
Reset RBA = lesser of (1) or (2) =	$180,000
The GBA gets reset to the lesser of:
(1) your prior GBA;	$200,000
(2) your contract value immediately following the partial withdrawal;
$230,000 – $20,000=	$210,000
Reset GBA = lesser of (1) or (2) =	$200,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $200,000=	$14,000
During the eighth contract year your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal;
$175,000 – $25,000=	$150,000
(2) your prior RBA less the amount of the partial withdrawal.
$180,000 – $25,000=	$155,000
Reset RBA = lesser of (1) or (2) =	$150,000
The GBA gets reset to the lesser of:
(1) your prior GBA;	$200,000
(2) your contract value immediately following the partial withdrawal;
$175,000 – $25,000=	$150,000
Reset GBA = lesser of (1) or (2) =	$150,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $150,000=	$10,500

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Appendix K: Income Assurer Benefit Riders
The following three optional Income Assurer Benefit riders were available under your contract if you your contract application was signed prior to May 1, 2007. These riders are no longer available for purchase.
•
Income Assurer Benefit – MAV;
•
Income Assurer Benefit – 5% Accumulation Benefit Base; or
•
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.
The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.
The general information in this section applies to each Income Assurer Benefit rider. This section is followed by a description of each specific Income Assurer Benefit rider and how it is calculated.
You should consider whether an Income Assurer Benefit rider is appropriate for you because:
•
you must participate in the PN program if you purchase a contract on or after May 1, 2006 with this rider (see “Making the Most of Your Contract – Portfolio Navigator Program”). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see “Making the Most of Your Contract – Asset Allocation Program”), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The PN program and the asset allocation program limit your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider.
•
if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit is appropriate for you (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payouts available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit rider with a qualified annuity;
•
you must hold the Income Assurer Benefit for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;
•
the 10-year waiting period may be restarted if you elect to change the PN program investment option to one that causes the rider charge to increase (see “Charges and Adjustments – Optional Benefit Charges – Optional Living Benefit Charges – Income Assurer Benefit Rider Fee”);
•
the Income Assurer Benefit rider terminates* 30 days following the contract anniversary after the annuitant’s 86th birthday; and
•
you can only exercise the Income Assurer Benefit within 30 days after a contract anniversary following the expiration of the 10-year waiting period.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.
If the Income Assurer Benefit rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit you select (see “Charges and Adjustments – Optional Benefit Charges – Optional Living Benefit Charges – Income Assurer Benefit Rider Fee”). The effective date of the rider will be the contract issue date. The Guarantor Withdrawal Benefit for Life, Guarantor Withdrawal Benefit and the Accumulation Protector Benefit riders are not available with any Income Assurer Benefit rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your investment professional whether an Income Assurer Benefit rider is appropriate for your situation.

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Here are some general terms that are used to describe the Income Assurer Benefit riders in the sections below:
Guaranteed Income Benefit Base: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.
Excluded Investment Options: These investment options are listed in your contract under contract data and will include the Columbia Variable Portfolio – Government Money Market Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders’ variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.
Excluded Payments: These are purchase payments and any purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.
Proportionate Adjustments for Partial Withdrawals: These are calculated as the product of (a) times (b) where:
(a)
is the ratio of the amount of the partial withdrawal (including any surrender charges or MVA) to the contract value on the date of (but prior to) the partial withdrawal, and
(b)
is the benefit on the date of (but prior to) the partial withdrawal.
Protected Investment Options: All investment options available under this contract that are not defined as excluded investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.
Waiting Period: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your PN program investment option to one that causes the rider charge to increase.
The following are general provisions that apply to each Income Assurer Benefit:
Exercising the Rider
Rider exercise conditions are:
•
you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the waiting period;
•
the annuitant on the annuitization start date must be between 50 to 86 years old; and
•
you can only take an annuity payment in one of the following annuity payout plans:

Plan A	—	Life Annuity – No Refund;
Plan B	—	Life Annuity with Ten or Twenty Years Certain;
Plan D	—	Joint and Last Survivor Life Annuity – No Refund;
	—	Joint and Last Survivor Life Annuity with Twenty Years Certain; or
Plan E	—	Twenty Years Certain.
After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.
If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.
•
If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.
•
If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

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Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see “The Annuity Payout Period – Annuity Tables.”) Your annuity payouts remain fixed for the lifetime of the annuity payout period.
First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:
Pt-1 (1 + i)	=	Pt
1.05

Pt-1	=	prior annuity payout
Pt	=	current annuity payout
i	=	annualized subaccount performance
Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.
(1)
For all other contracts, the guaranteed annuity purchase rates are based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate.
Terminating the Rider
Rider termination conditions are:
•
you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;
•
you may terminate the rider any time after the expiration of the waiting period;
•
the rider will terminate on the date you make a full surrender from the contract, or annuitization begins, or on the date that a death benefit is payable; and
•
the rider will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.
You may select one of the Income Assurer Benefit riders described below:
Income Assurer Benefit – MAV
The guaranteed income benefit base for the Income Assurer Benefit – MAV is the greater of these three values:
1.
contract value; or
2.
the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial surrenders; or
3.
the maximum anniversary value.
Maximum Anniversary Value (MAV) – is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:
(a)
current contract value; or
(b)
total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial surrenders.
Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial surrenders. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.
If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:
1.
contract value less the market value adjusted excluded payments; or
2.
total purchase payments, less excluded payments, less proportionate adjustments for partial surrenders; or
3.
the MAV, less market value adjusted excluded payments.

176 RiverSource Innovations Select Variable Annuity — Prospectus

Market Value Adjusted Excluded Payments are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial surrenders occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.
Income Assurer Benefit – 5% Accumulation Benefit Base
The guaranteed income benefit base for the Income Assurer Benefit – 5% Accumulation Benefit Base is the greater of these three values:
1.
contract value; or
2.
the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial surrenders; or
3.
the 5% variable account floor.
5% Variable Account Floor – is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.
The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:
•
the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial surrenders and transfers from the protected investment options; plus
•
an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.
On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted surrenders and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant’s 81st birthday, we increase the variable account floor by adding the amount (“roll-up amount”) equal to 5% of the prior contract anniversary’s variable account floor.
The amount of purchase payment and any purchase payment credits surrendered from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:
(a)
is the amount of purchase payment and any purchase payment credits in the investment options being surrendered or transferred on the date of but prior to the current surrender or transfer; and
(b)
is the ratio of the amount of the transfer or surrender to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current surrender or transfer.
The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant’s 81st birthday is zero.
Adjusted surrenders and adjusted transfers for the variable account floor are equal to the amount of the surrender or transfer from the protected investment options as long as the sum of the surrenders and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.
If the current surrender or transfer from the protected investment options plus the sum of all prior surrenders and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted surrender or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:
(a)
is the roll-up amount from the prior contract anniversary less the sum of any surrenders and transfers made from the protected investment options in the current policy year but prior to the current surrender or transfer. However, (a) can not be less than zero; and
(b)
is the variable account floor on the date of (but prior to) the current surrender or transfer from the protected investment options less the value from (a); and
(c)
is the ratio of [the amount of the current surrender (including any surrender charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current surrender or transfer from the protected investment options less the value from (a)].

RiverSource Innovations Select Variable Annuity — Prospectus 177

If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:
1.
contract value less the market value adjusted excluded payments (described above); or
2.
total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial surrenders; or
3.
the 5% variable account floor, less 5% adjusted excluded payments.
5% Adjusted Excluded Payments are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base
The guaranteed income benefit base for the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:
1.
the contract value;
2.
the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial surrenders;
3.
the MAV (described above); or
4.
the 5% variable account floor (described above).
If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of:
1.
contract value less the market value adjusted excluded payments (described above);
2.
total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial surrenders;
3.
the MAV, less market value adjusted excluded payments (described above); or
4.
the 5% variable account floor, less 5% adjusted excluded payments (described above).
Examples of the Income Assurer Benefit Riders
The purpose of these examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract’s standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. The contract values shown are hypothetical and do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as “protected investment options”) and the fees and charges that apply to your contract.
For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity – No Refund.
Remember that the riders require you to participate in the PN program. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some PN program investment options include protected investment options and excluded investment options (Columbia Variable Portfolio – Government Money Market Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit – 5% Accumulation Benefit Base rider and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in PN program investment options.
Assumptions:
You purchase the contract during the 2006 calendar year with a payment of $100,000; and
•
you invest all contract value in the subaccounts (protected investment options); and
•
you make no additional purchase payments, partial surrenders or changes in PN program investment option; and
•
the annuitant is male and age 55 at contract issue; and
•
the joint annuitant is female and age 55 at contract issue.

178 RiverSource Innovations Select Variable Annuity — Prospectus

Example – Income Assurer Benefit – MAV
Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:
Contract Anniversary	Assumed Contract Value	Purchase Payments	Maximum Anniversary Value (MAV)(1)	Guaranteed Income Benefit Base – MAV(2)
1	$108,000	$100,000	$108,000	$108,000
2	125,000	none	125,000	125,000
3	132,000	none	132,000	132,000
4	150,000	none	150,000	150,000
5	85,000	none	150,000	150,000
6	121,000	none	150,000	150,000
7	139,000	none	150,000	150,000
8	153,000	none	153,000	153,000
9	140,000	none	153,000	153,000
10	174,000	none	174,000	174,000
11	141,000	none	174,000	174,000
12	148,000	none	174,000	174,000
13	208,000	none	208,000	208,000
14	198,000	none	208,000	208,000
15	203,000	none	208,000	208,000
(1)
The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)
The Guaranteed Income Benefit Base – MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – MAV does not create contract value or guarantee the performance of any investment option.
Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – MAV Provisions
	Assumed Contract Value	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)	IAB – MAV Benefit Base	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)
10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	174,000	791.70	793.44
12	148,000	691.16	692.64	174,000	812.58	814.32
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	208,000	1,023.36	1,025.44
15	203,000	1,025.15	1,027.18	208,000	1,050.40	1,052.48
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

RiverSource Innovations Select Variable Annuity — Prospectus 179

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – MAV Provisions
	Assumed Contract Value	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)	IAB – MAV Benefit Base	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)
10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	174,000	643.80	636.84
12	148,000	559.44	553.52	174,000	657.72	650.76
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	208,000	825.76	817.44
15	203,000	826.21	818.09	208,000	846.56	838.24
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.
Example – Income Assurer Benefit – 5% Accumulation Benefit Base
Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:
Contract Anniversary	Assumed Contract Value	Purchase Payments	5% Accumulation Benefit Base(1)	Guaranteed Income Benefit Base – 5% Accumulation Benefit Base(2)
1	$108,000	$100,000	$105,000	$108,000
2	125,000	none	110,250	125,000
3	132,000	none	115,763	132,000
4	150,000	none	121,551	150,000
5	85,000	none	127,628	127,628
6	121,000	none	134,010	134,010
7	139,000	none	140,710	140,710
8	153,000	none	147,746	153,000
9	140,000	none	155,133	155,133
10	174,000	none	162,889	174,000
11	141,000	none	171,034	171,034
12	148,000	none	179,586	179,586
13	208,000	none	188,565	208,000
14	198,000	none	197,993	198,000
15	203,000	none	207,893	207,893
(1)
The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)
The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

180 RiverSource Innovations Select Variable Annuity — Prospectus

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – 5% RF Provisions
	Assumed Contract Value	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)	IAB – 5% RF Benefit Base	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)
10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	171,034	778.20	779.91
12	148,000	691.16	692.64	179,586	838.66	840.46
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	198,000	974.16	976.14
15	203,000	1,025.15	1,027.18	207,893	1,049.86	1,051.94
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the sale for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – 5% RF Provisions
	Assumed Contract Value	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)	IAB – 5% RF Benefit Base	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)
10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	171,034	632.83	625.98
12	148,000	559.44	553.52	179,586	678.83	671.65
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	198,000	786.06	778.14
15	203,000	826.21	818.09	207,893	846.12	837.81
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

RiverSource Innovations Select Variable Annuity — Prospectus 181

Example – Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base
Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:
Contract Anniversary	Assumed Contract Value	Purchase Payments	Maximum Anniversary Value(1)	5% Accumulation Benefit Base(1)	Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base(2)
1	$108,000	$100,000	$108,000	$105,000	$108,000
2	125,000	none	125,000	110,250	125,000
3	132,000	none	132,000	115,763	132,000
4	150,000	none	150,000	121,551	150,000
5	85,000	none	150,000	127,628	150,000
6	121,000	none	150,000	134,010	150,000
7	139,000	none	150,000	140,710	150,000
8	153,000	none	153,000	147,746	153,000
9	140,000	none	153,000	155,133	155,133
10	174,000	none	174,000	162,889	174,000
11	141,000	none	174,000	171,034	174,000
12	148,000	none	174,000	179,586	179,586
13	208,000	none	208,000	188,565	208,000
14	198,000	none	208,000	197,993	208,000
15	203,000	none	208,000	207,893	208,000
(1)
The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)
The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.
Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – Max Provisions
	Assumed Contract Value	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)	IAB – Max Benefit Base	New Table(1) Plan B – Life with 10 Years Certain(2)	Old Table(1) Plan B – Life with 10 Years Certain(2)
10	$174,000	$772.56	$774.30	$174,000	$772.56	$774.30
11	141,000	641.55	642.96	174,000	791.70	793.44
12	148,000	691.16	692.64	179,586	838.66	840.46
13	208,000	996.32	998.40	208,000	996.32	998.40
14	198,000	974.16	976.14	208,000	1,023.36	1,025.44
15	203,000	1,025.15	1,027.18	208,000	1,050.40	1,052.48
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

182 RiverSource Innovations Select Variable Annuity — Prospectus

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:
Contract Anniversary at Exercise	Standard Provisions			IAB – Max Provisions
	Assumed Contract Value	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)	IAB – Max Benefit Base	New Table(1) Plan D – Last Survivor No Refund(2)	Old Table(1) Plan D – Last Survivor No Refund(2)
10	$174,000	$629.88	$622.92	$174,000	$629.88	$622.92
11	141,000	521.70	516.06	174,000	643.80	636.84
12	148,000	559.44	553.52	179,586	678.83	671.65
13	208,000	807.04	796.64	208,000	807.04	796.64
14	198,000	786.06	778.14	208,000	825.76	817.44
15	203,000	826.21	818.09	208,000	846.56	838.24
(1)
Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” (New Table), subject to state approval. Previously, our calculations were based on the “1983 Individual Annuity Mortality Table A” (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2)
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

RiverSource Innovations Select Variable Annuity — Prospectus 183

Appendix L: Example – Accumulation Protector Benefit Rider
Example – Accumulation Protector Benefit Rider
The following example shows how the Accumulation Protector Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.
Assumptions:
•
You purchase the contract (with the Accumulation Protector Benefit rider) with a payment of $100,000.  No purchase payment credit applies.
•
You make no additional purchase payments.
•
You do not exercise the elective step-up option.

End of Contract Year	Partial Surrender (beginning of year)	MCAV Adjustment for Partial Surrender	MCAV	Initial payment Accumulation Benefit Amount	100,000 Hypothetical Assumed Contract Value
1	$0	$0	$100,000	$0	$112,000
2	0	0	102,400	0	128,000
3	0	0	108,000	0	135,000
4	0	0	108,000	0	125,000
5	0	0	108,000	0	110,000
6	2,000	1,964	106,036	0	122,000
7	0	0	112,000	0	140,000
8	0	0	112,000	0	121,000
9	5,000	4,628	107,372	0	98,000
10	0	0	107,372	22,372	85,000

184 RiverSource Innovations Select Variable Annuity — Prospectus

Appendix M: SecureSource Rider Disclosure
SecureSource Rider
There are two optional SecureSource riders available under your contract:
•
SecureSource – Single Life; or
•
SecureSource – Joint Life.
The information in this section applies to both SecureSource riders, unless otherwise noted.
The SecureSource – Single Life rider covers one person. The SecureSource – Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource – Single Life rider or the SecureSource – Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.
The SecureSource rider is an optional benefit that you may select for an additional annual charge if:
•
your contract application was signed on or after May 1, 2007; and
•
Single Life: you and the annuitant are 80 or younger on the date the contract is issued; or
•
Joint Life: you and your spouse are 80 or younger on the date the contract is issued.
The SecureSource rider is not available under an inherited qualified annuity.
The SecureSource rider guarantees (unless the rider is terminated. See “Rider Termination” heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:
•
Single Life: you have recovered at minimum all of your purchase payments or, if later, until death (see “At Death” heading below) – even if the contract value is zero.
•
Joint Life: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below), even if the contract value is zero.
For the purpose of this rider, the term “withdrawal” has the same meaning as the term “surrender” in the contract or any other riders.
The SecureSource rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.
Under the terms of the SecureSource rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see “Waiting period” heading below) and whether or not the lifetime withdrawal benefit has become effective:
(1)
The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See “Rider Termination” heading below). Key terms associated with the basic withdrawal benefit are “Guaranteed Benefit Payment (GBP)", “Remaining Benefit Payment (RBP)", “Guaranteed Benefit Amount (GBA)” and “Remaining Benefit Amount (RBA).” See these headings below for more information.
(2)
The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:
•
Single Life: death (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See “Rider Termination” heading below);
•
Joint Life: death of the last surviving covered spouse (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See “Rider Termination” heading below).
Key terms associated with the lifetime withdrawal benefit are “Annual Lifetime Payment (ALP)”, “Remaining Annual Lifetime Payment (RALP)”, “Single Life only: Covered Person”, “Joint Life only: Covered Spouses” and “Annual Lifetime Payment Attained Age (ALPAA).” See these headings below for more information.
Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:
•
Single Life: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below);
•
Joint Life: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” and “Annual Lifetime Payments (ALP)” headings below).

RiverSource Innovations Select Variable Annuity — Prospectus 185

Provided annuity payouts have not begun, the SecureSource rider guarantees that you may take the following withdrawal amounts each contract year:
•
Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;
•
After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.
If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:
•
Single Life: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;
•
Joint Life: the guaranteed amounts available for withdrawal will not decrease.
If you withdraw more than the allowed withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below).
Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.
If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see “Charges and Adjustments – Transaction Expenses – Surrender Charge”). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Surrenders”).
The rider’s guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see “Annual Step Up” heading below). If you exercise the annual step up election, the spousal continuation step up election (see “Spousal Continuation Step Up” heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see “Charges and Adjustments”).
If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.
You should consider whether a SecureSource rider is appropriate for you because:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•
Lifetime Withdrawal Benefit Limitations: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:
(a)
Single Life: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except

186 RiverSource Innovations Select Variable Annuity — Prospectus

as otherwise provided below (see “At Death” heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:
(i)
There are multiple contract owners – when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or
(ii)
The owner and the annuitant are not the same persons – if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.
Joint Life: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see “At Death” heading below).
(b)
Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.
(c)
When the lifetime withdrawal benefit is first established, the initial ALP is based on
(i)
Single Life: the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below), unless there has been a spousal continuation or ownership change; or
(ii)
Joint Life: the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below).
Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.
(d)
Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.
•
Investment Allocation Restrictions: You must be invested in one of the approved investment options. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove, or substitute approved investment options in the future. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer funds.”) You may allocate qualifying purchase payments to the DCA fixed account, when available (see “DCA Fixed Account”), and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see “Making the Most of Your Contract – Market Timing”).
The following provisions apply to contracts invested in a Portfolio Navigator fund:
•
You can allocate your contract value to any available Portfolio Navigator fund during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.
•
Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in a static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the current target investment option after 30 days written notice.
•
After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, your rider benefit will be reset as follows:
(a)
the total GBA will be reset to the lesser of its current value or the contract value; and
(b)
the total RBA will be reset to the lesser of its current value or the contract value; and
(c)
the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and
(d)
the GBP will be recalculated as described below, based on the reset GBA and RBA; and

RiverSource Innovations Select Variable Annuity — Prospectus 187

(e)
the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and
(f)
the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.
You may request to change your investment option by written request on an authorized form or by another method agreed to by us.
•
Limitations on Purchase of Other Riders under your Contract: You may elect only the SecureSource – Single Life rider or the SecureSource – Joint Life rider. If you elect the SecureSource rider, you may not elect the Accumulation Protector Benefit rider.
•
Non-Cancelable: Once elected, the SecureSource rider may not be cancelled (except as provided under “Rider Termination” heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource – Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource – Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see “Joint Life only: Covered Spouses” below).
•
Joint Life: Limitations on Contract Owners, Annuitants and Beneficiaries: Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner’s death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.
If you select the SecureSource – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.
•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments (subject to state restrictions), which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract – Purchase Payments”.
•
Interaction with Total Free Amount (FA) contract provision: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see “Charges and Adjustments – Transaction Expenses – Surrender Charge”). The FA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract’s FA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.
You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:
•
Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes – Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59½ may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider.
Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes – Other – Spousal status” section of this prospectus.
•
Limitations on Tax -Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA – Special Provisions”).

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Key terms and provisions of the SecureSource rider are described below:
Withdrawal: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.
Waiting period: Any period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. Currently, there is no waiting period. For contracts purchased prior to June 1, 2008, the waiting period is three years.
Guaranteed Benefit Amount (GBA): The total cumulative withdrawals guaranteed by the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.
The GBA is determined at the following times, calculated as described:
•
At contract issue – the GBA is equal to the initial purchase payment.
•
When you make additional purchase payments – each additional purchase payment has its own GBA equal to the amount of the purchase payment.
•
At step up – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When an individual RBA is reduced to zero – the GBA that is associated with that RBA will also be set to zero.
•
When you make a withdrawal during the waiting period and after a step up – Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.
•
When you make a withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP – the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged.
(b)
is greater than the total RBP – GBA excess withdrawal processing will be applied to the GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
GBA Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)
is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)
is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
Remaining Benefit Amount (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.
The RBA is determined at the following times, calculated as described:
•
At contract issue – the RBA is equal to the initial purchase payment.
•
When you make additional purchase payments – each additional purchase payment has its own RBA initially set equal to that payment’s GBA (the amount of the purchase payment).
•
At step up – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When you make a withdrawal during the waiting period and after a step up – Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.
•
When you make a withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP – the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment’s RBA is reduced in proportion to its RBP.
(b)
is greater than the total RBP – RBA excess withdrawal processing will be applied to the RBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

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RBA Excess Withdrawal Processing
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.
If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:
1.
The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and
2.
The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.
Guaranteed Benefit Payment (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment’s RBA or 7% of that payment’s GBA, and the total GBP is the sum of the individual GBPs.
During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.
The GBP is determined at the following times, calculated as described:
•
At contract issue – the GBP is established as 7% of the GBA value.
•
At each contract anniversary – each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value.
•
When you make additional purchase payments – each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.
•
At step up – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When an individual RBA is reduced to zero – the GBP associated with that RBA will also be reset to zero.
•
When you make a withdrawal during the waiting period and after a step up – Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment’s GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.
•
When you make a withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the total RBP – the GBP remains unchanged.
(b)
is greater than the total RBP – each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
Remaining Benefit Payment (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.
The RBP is determined at the following times, calculated as described:
•
At the beginning of each contract year during the waiting period and prior to any withdrawal — the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.
•
At the beginning of any other contract year – the RBP for each purchase payment is set equal to that purchase payment’s GBP.
•
When you make additional purchase payments – each additional purchase payment has its own RBP equal to that payment’s GBP.
•
At step up – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
At spousal continuation – (see “Spousal Option to Continue the Contract” heading below).
•
When an individual RBA is reduced to zero – the RBP associated with that RBA will also be reset to zero.
•
When you make any withdrawal – the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess

190 RiverSource Innovations Select Variable Annuity — Prospectus

withdrawal processing and RBA excess withdrawal processing are applied and the amount available for future withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.
Single Life only: Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.
Joint Life only: Covered Spouses: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered spouses are established on the rider effective date and cannot be changed.
Annual Lifetime Payment Attained Age (ALPAA):
•
Single Life: The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.
•
Joint Life: The age of the younger covered spouse at which time the lifetime benefit is established.
Annual Lifetime Payment (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:
•
Single Life: death; or
•
Joint Life: death of the last surviving covered spouse; or
•
the RBA is reduced to zero.
The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.
During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.
The ALP is determined at the following times:
•
Single Life: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 – the ALP is established as 6% of the total RBA.
•
Joint Life: The ALP is established as 6% of the total RBA on the earliest of the following dates:
(a)
the rider effective date if the younger covered spouse has already reached age 65.
(b)
the rider anniversary on/following the date the younger covered spouse reaches age 65.
(c)
upon the first death of a covered spouse, then
(1)
the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or
(2)
the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or
(3)
the rider anniversary on/following the date the surviving covered spouse reaches age 65.
(d)
Following dissolution of marriage of the covered spouses,
(1)
the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or
(2)
the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.
•
When you make additional purchase payments – each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.
•
At step ups – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
Single Life: At spousal continuation or contract ownership change – (see “Spousal Option to Continue the Contract” and “Contract Ownership Change” headings below).

RiverSource Innovations Select Variable Annuity — Prospectus 191

•
When you make a withdrawal during the waiting period and after a step up – Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.
•
When you make a withdrawal at any time and the amount withdrawn is:
(a)
less than or equal to the RALP – the ALP remains unchanged.
(b)
is greater than the RALP – ALP excess withdrawal processing will be applied to the ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
20% Rider Credit (for contracts with applications signed on or after June 1, 2008)
If you do not make a withdrawal during the first three rider years, then a 20% rider credit may increase your ALP. This credit is 20% of purchase payments received in the first 180 days that the rider is in effect and is used to establish the enhanced lifetime base. The enhanced lifetime base is an amount that may be used to increase the ALP. The 20% rider credit does not increase the basic withdrawal benefit or the contract value. Because step ups may increase your ALP, they may reduce or eliminate any benefit of the 20% rider credit.
Enhanced Lifetime Base (for contracts with applications signed on or after June 1, 2008)
The enhanced lifetime base will be established initially on the third rider anniversary. If you do not make a withdrawal during the first three rider years, then the enhanced lifetime base will be the sum of all purchase payments received during the first three rider years and the 20% rider credit. If you make a withdrawal during the first three rider years, then the 20% rider credit does not apply and the enhanced lifetime base will be established as zero and will always be zero.
The maximum enhanced lifetime base at any time is $5,000,000.
If the enhanced lifetime base is greater than zero, then it will:
•
increase by the amount of any purchase payments received on or after the third rider anniversary.
•
be reduced by any withdrawal in the same proportion as the withdrawal reduces the RBA and, if the withdrawal exceeds the RBP, it will then be set to the lesser of this reduced value and the contract value immediately following the withdrawal.
•
be set to the lesser of its current value and the contract value, if you choose an asset allocation model that is more aggressive than the target model while you are in the withdrawal phase.
If any of the following events occur, then the enhanced lifetime base will be established as or reset to zero and will always be zero:
•
The total RBA is reduced to zero.
•
You selected the Single Life rider, and there is a change in the covered person, including changes due to spousal continuations and ownership changes.
The enhanced lifetime base is an amount that may be used to increase the ALP and cannot be withdrawn or annuitized.
Increase in ALP because of the Enhanced Lifetime Base (for contracts with applications signed on or after June 1, 2008)
As of the later of the third rider anniversary and the date the initial ALP is established, the ALP will be increased to equal the enhanced lifetime base multiplied by 6%, if this amount is greater than the current ALP. Thereafter, the enhanced lifetime base will always be zero.
ALP Excess Withdrawal Processing
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.
Remaining Annual Lifetime Payment (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.
The RALP is determined at the following times:
•
The RALP is established at the same time as the ALP, and:
(a)
During the waiting period and prior to any withdrawals – the RALP is established equal to 6% of purchase payments.

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(b)
At any other time – the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.
•
At the beginning of each contract year during the waiting period and prior to any withdrawals – the RALP is set equal to the total purchase payments, multiplied by 6%.
•
At the beginning of any other contract year – the RALP is set equal to ALP.
•
When you make additional purchase payments – each additional purchase payment increases the RALP by 6% of the purchase payment amount.
•
At step ups – (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•
When you make any withdrawal – the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal processing is applied and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:
•
The RMD is for your contract alone;
•
The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
•
The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.
RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.
Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.
Step Up Date: The date any step up becomes effective, and depends on the type of step up being applied (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
Annual Step Up: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.
The annual step up may be available as described below, subject to the following rules:
•
The annual step up is effective on the step up date.
•
Only one step up is allowed each contract year.
•
If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.
•
On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.
•
If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day. If you request an elective step up or the elective spousal continuation step up on or after Dec. 18, 2013, the fee that will apply to your rider will correspond to the fund in which you are invested at that time (see “Optional Benefit Charges – Optional Living Benefit Charges – SecureSource Rider Fee”). Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.
•
The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.
•
Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

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The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:
•
The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value (after charges are deducted) on the step up date.
•
The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value (after charges are deducted) on the step up date.
•
The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.
•
The total RBP will be reset as follows:
(a)
During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.
(b)
At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.
•
The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value (after charges are deducted) on the step up date.
•
The RALP will be reset as follows:
(a)
During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.
(b)
At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.
Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource – Single Life rider also continues. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:
•
The GBA, RBA and GBP values remain unchanged.
•
The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.
•
If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation – the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.
•
If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation – the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.
•
If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation – the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.
•
If the ALP has been established and the new covered person is age 65 or older as of the date of continuation – the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.
Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.
Joint Life: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource – Joint Life rider also continues. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.
Spousal Continuation Step Up: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the

194 RiverSource Innovations Select Variable Annuity — Prospectus

spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.
Rules for Withdrawal Provision of Your Contract: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.
If Contract Value Reduces to Zero: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:
1)
The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:
(a)
receive the remaining schedule of GBPs until the RBA equals zero; or
(b)
Single Life: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or
(c)
Joint Life: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.
We will notify you of this option. If no election is made, the ALP will be paid.
2)
The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:
(a)
the remaining schedule of GBPs until the RBA equals zero; or
(b)
Single Life: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or
(c)
Joint Life: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.
We will notify you of this option. If no election is made, the ALP will be paid.
3)
The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.
4)
The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:
•
Single Life: covered person;
•
Joint Life: last surviving covered spouse.
Under any of these scenarios:
•
The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;
•
We will no longer accept additional purchase payments;
•
You will no longer be charged for the rider;
•
Any attached death benefit riders will terminate; and
•
Single Life: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.
•
Joint Life: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.
The SecureSource rider and the contract will terminate under either of the following two scenarios:
•
If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.
•
If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

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At Death:
Single Life: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.
If the contract value equals zero and the death benefit becomes payable, the following will occur:
•
If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.
•
If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.
•
If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.
Joint Life: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.
If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.
If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.
If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:
•
If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the RBA equals zero, the benefit terminates. No further payments will be made.
Contract Ownership Change:
Single Life: If the contract changes ownership (see “Changing Ownership”), the GBA, RBA, GBP, RBP values will remain unchanged and the ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.
•
If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date – the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set equal to the ALP.
•
If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date – the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.
•
If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date – the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.
•
If the ALP has been established and the new covered person is age 65 or older as of the ownership change date – the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current

196 RiverSource Innovations Select Variable Annuity — Prospectus

ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.
Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.
Joint Life: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.
Guaranteed Withdrawal Benefit Annuity Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource rider.
Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.
This annuity payout option may also be elected by the beneficiary of a contract as a settlement option if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.
Rider Termination
The SecureSource rider cannot be terminated either by you or us except as follows:
1.
Single Life: After the death benefit is payable the rider will terminate if your spouse does not use the spousal continuation provision of the contract to continue the contract.
2.
Joint Life: After the death benefit is payable the rider will terminate if:
(a)
any one other than a covered spouse continues the contract, or
(b)
a covered spouse does not use the spousal continuation provision of the contract to continue the contract.
3.
Annuity payouts under an annuity payout plan will terminate the rider.
4.
Termination of the contract for any reason will terminate the rider.
5.
When a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.

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Appendix N: SecureSource 20 Rider Disclosure
Securesource 20 Rider
This is an optional benefit that you can add to your contract for an additional charge. The benefit is intended to provide to you, after the waiting period, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. This benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary values. The SecureSource 20 rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time. This benefit is intended for assets you plan to hold and let accumulate for at least three years. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time and you will not receive 20% credit offered under this rider.
There are two optional SecureSource 20 riders available under your contract:
•
SecureSource 20 – Single Life; or
•
SecureSource 20 – Joint Life.
The information in this section applies to both SecureSource 20 riders, unless otherwise noted.
For the purpose of this rider, the term “withdrawal” has the same meaning as the term “surrender” in the contract or any other riders.
The SecureSource 20 – Single Life rider covers one person. The SecureSource 20 – Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource 20 – Single Life rider or the SecureSource 20 – Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.
The SecureSource 20 rider is an optional benefit that you may select, if approved in your state, for an additional annual charge if:
•
your contract application is signed on or after Aug. 10, 2009, but prior to Nov. 30, 2009; and
•
Single Life: you and the annuitant are 80 or younger on the date the contract is issued; or
•
Joint Life: you and your spouse are 80 or younger on the date the contract is issued.
The SecureSource 20 riders are not available under an inherited qualified annuity.
The SecureSource 20 rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:
•
Single Life: until death (see “At Death” heading below) or until the depletion of the basic benefit.
•
Joint Life: until the death of the last surviving covered spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below) or until the depletion of the basic benefit.
Key Terms
The key terms associated with the SecureSource 20 rider are:
Annual Lifetime Payment (ALP): the lifetime benefit amount available each contract year after the waiting period and until your death (Joint Life: the death of both covered spouses). After the waiting period, the annual withdrawal amount guaranteed by the rider can vary each contract year. The maximum ALP is $300,000.
Annual Lifetime Payment Attained Age (ALPAA): the age at which the lifetime benefit is established.
Enhanced Lifetime Base (ELB): used in the calculation of the ALP on the later of the ELB date or the establishment of the ALP. The ELB cannot be withdrawn or annuitized and is not payable as a death benefit.
Guaranteed Benefit Amount (GBA): the total cumulative withdrawals guaranteed by the rider under the basic benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn or annuitized and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year after the waiting period under the basic benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.
Guaranteed Benefit Payment (GBP): the basic benefit amount available each contract year after the waiting period until the RBA is reduced to zero. After the waiting period the annual withdrawal amount guaranteed by the rider can vary each contract year.

198 RiverSource Innovations Select Variable Annuity — Prospectus

Remaining Annual Lifetime Payment (RALP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. The RALP is the lifetime benefit amount that can be withdrawn during the remainder of the current contract year.
Remaining Benefit Amount (RBA): each withdrawal you make reduces the amount that is guaranteed by the rider for future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.
Remaining Benefit Payment (RBP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. The RBP is the basic benefit amount that can be withdrawn during the remainder of the current contract year.
Waiting period: The period of time before you can take a withdrawal without affecting benefits under the rider. The waiting period starts on the rider effective date and ends on the day prior to the third rider anniversary.
Withdrawal Adjustment Base (WAB): one of the components used to determine the GBP Percentage and ALP Percentage. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.
Withdrawal: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.
Description of the SecureSource 20 Rider
Before the lifetime benefit is established, the annual withdrawal amount guaranteed by the riders after the waiting period is the basic benefit amount. After the lifetime benefit is established and after the waiting period, the riders guarantee that you have the option each contract year to cumulatively withdraw an amount up to the lifetime benefit amount or the basic benefit amount, but the riders do not guarantee withdrawal of both in a contract year.
The lifetime withdrawal benefit is established automatically:
•
Single Life: on the rider anniversary date after the covered person reaches age 65, or on the rider effective date if the covered person is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below);
•
Joint Life: on the rider anniversary date after the younger covered spouse reaches age 65, or on the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” and “Annual Lifetime Payments (ALP)” headings below).
The basic benefit amount and the lifetime benefit amount can vary based on the relationship of your contract value to the Withdrawal Adjustment Base (WAB). When the first withdrawal is taken each contract year after the waiting period, the percentages used to determine the benefit amounts are set and fixed for the remainder of that year.
If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next year.
If you withdraw more than the allowed withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below).
Please note that basic benefit and lifetime benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime benefit only, the basic benefit only, or both.
At any time after the waiting period, as long as your withdrawal does not exceed the greater of the basic benefit amount or the lifetime benefit amount, if established, you will not be assessed a surrender charge or any market value adjustment. If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see “Charges and Adjustments – Transaction Expenses – Surrender Charge”). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal, you will receive the remaining contract value less any applicable charges (see “Surrenders”).
Subject to conditions and limitations, an annual step-up can increase the basic benefit amount and the lifetime benefit amount, if your contract value has increased on a rider anniversary.

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Subject to conditions and limitations, if no withdrawals are taken prior to the third rider anniversary, the 20% rider credit may increase the lifetime benefit (if already established) or the Enhanced Lifetime Base (ELB) may increase the lifetime benefit (when established).
The values associated with the basic benefit are GBA, RBA, GBP and RBP. The values associated with the lifetime benefit are ALP, RALP and ELB. ALP and GBP are similar in that they are the annual withdrawal amount for each benefit after the waiting period. RALP and RBP are similar in that they are the remaining amount that can be withdrawn during the current contract year for each benefit.
Important SecureSource 20 Rider Considerations
You should consider whether a SecureSource 20 rider is appropriate for you taking into account the following considerations:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•
Lifetime Benefit Limitations: The lifetime benefit is subject to certain limitations, including but not limited to:
(a)
Single Life: Once the contract value equals zero, payments are made for as long as the covered person is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner or annuitant even if the covered person is still living (see “At Death” heading below). Therefore, the rider will terminate when a death benefit becomes payable. This possibility may present itself when:
(i)
There are multiple contract owners – when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living; or
(ii)
The owner and the annuitant are not the same persons – if the annuitant dies before the owner, the lifetime benefit terminates even though the owner is still living.
Joint Life: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see “At Death” heading below).
(b)
Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If both the ALP and the contract value are zero, the lifetime benefit will terminate.
(c)
If the lifetime benefit is first established prior to the third rider anniversary, the initial ALP is based on the basic benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below). If the lifetime benefit is first established on/after the third rider anniversary, the initial ALP is based on the greater of the basic benefit’s RBA and the ELB at that time. Any withdrawal you take before the ALP is established reduces the RBA and ELB and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.
(d)
Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.
•
Withdrawals: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time and you will not receive 20% credit offered under this rider. Any withdrawal request within the 3-year waiting period must be submitted in writing. Also, after the waiting period if you withdraw more than the allowed withdrawal amount in a contract year (“excess withdrawal”), the guaranteed amounts under the rider may be reduced.
•
Investment Allocation Restrictions: You must be invested in one of the approved investment options. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove, or substitute approved investment options in the future. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to the investment options you have selected. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer Funds.”) You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see “Making the Most of Your Contract – Market Timing”).

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The following provisions apply to contracts invested in a Portfolio Navigator fund:
•
You can allocate your contract value to any available Portfolio Navigator fund during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.
•
Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in a static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed investment option changes per contract year. The target investment option classification is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the current target investment option after 30 days written notice.
•
After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, you will be in the accumulation phase again. If this is done after the waiting period, your rider benefit will be reset as follows:
(a)
the total GBA will be reset to the contract value, if your contract value is less; and
(b)
the total RBA will be reset to the contract value, if your contract value is less; and
(c)
the ALP, if established, will be reset to your current ALP Percentage (either 6% or 5% as described under “GBP Percentage and ALP Percentage” heading below) times the contract value, if this amount is less than the current ALP; and
(d)
the GBP will be recalculated as described below, based on the reset GBA and RBA; and
(e)
the RBP will be recalculated as the reset GBP less all prior withdrawals taken during the current contract year, but not less than zero; and
(f)
the RALP will be recalculated as the reset ALP less all prior withdrawals taken during the current contract year, but not less than zero; and
(g)
the WAB will be reset as follows:
•if the ALP has not been established, the WAB will be equal to the reset GBA.
•if the ALP has been established, the WAB will be equal to the reset ALP, divided by the current ALP Percentage; and
(h)
the ELB, if greater than zero, will be reset to the contract value, if your contract value is less.
You may request to change your investment option by written request on an authorized form or by another method agreed to by us.
•
Non-Cancelable: Once elected, the SecureSource 20 rider may not be cancelled (except as provided under “Rider Termination” heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).
Dissolution of marriage does not terminate the SecureSource 20 – Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource 20 – Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see “Joint Life only: Covered Spouses” below).
•
Joint Life: Limitations on Contract Owners, Annuitants and Beneficiaries: Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner’s death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. The annuitant must also be an owner. You are responsible for establishing ownership arrangements that will allow for spousal continuation.
If you select the SecureSource 20 – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.
•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments (subject to state restrictions), which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract – Purchase Payments”.
•
Interaction with Total Free Amount (FA) contract provision: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see “Charges and Adjustments – Transaction Expenses – Surrender Charge”). The FA may be greater than the RBP or RALP under this rider. Any amount you

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withdraw under the contract’s FA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP. Also, any amount you withdraw during the waiting period will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time.
You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:
•
Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes – Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59½ may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD during the waiting period and such withdrawals will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time. While the rider permits certain excess withdrawals to be taken after the waiting period for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes – Other – Spousal status” section of this prospectus.
•
Limitations on Tax-Sheltered Annuities (TSA)s: Your right to take withdrawals is restricted if your contract is a TSA (see “TSA – Special Provisions”).
Basic Benefit Description
The GBA and RBA are determined at the following times, subject to the maximum amount of $5,000,000, calculated as described:
•
At contract issue – the GBA and RBA are equal to the initial purchase payment.
•
When you make additional purchase payments – If a withdrawal is taken during the waiting period, the GBA and RBA will not change when a subsequent purchase payment is made during the waiting period. Prior to any withdrawal during the waiting period and after the waiting period, each additional purchase payment will have its own GBA and RBA established equal to the amount of the purchase payment.
•
At step up – (see “Annual Step Up” heading below).
•
At spousal continuation – (see “Spousal Option to Continue the Contract upon Owner’s Death” heading below).
•
When an individual RBA is reduced to zero – the GBA that is associated with that RBA will also be set to zero.
•
When you take a withdrawal during the waiting period – the total GBA and total RBA will be set equal to zero until the end of the waiting period.
•
When you take a withdrawal after the waiting period and the amount withdrawn is:
(a)
less than or equal to the total RBP – the total RBA is reduced by the amount of the withdrawal and the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged, and each payment’s RBA is reduced in proportion to its RBP.
(b)
greater than the total RBP – excess withdrawal processing will be applied to the GBA and RBA.
•
On the rider anniversary at the end of the waiting period – If the first withdrawal is taken during the waiting period and you did not decline a rider fee increase, the total GBA and the total RBA will be reset to the contract value.
If the first withdrawal is taken during the waiting period and you decline a rider fee increase, the total GBA and the total RBA will be reset to the lesser of (1) the GBA at the time of the first withdrawal, plus any additional purchase payments since the time of the first withdrawal, minus all withdrawals, or (2) the contract value.
•
Upon certain changes to your PN program investment options under the PN program as described under “Use of Portfolio Navigator Program Required,” above.

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Gba Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)
is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)
is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
RBA Excess Withdrawal Processing
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.
If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:
1.
The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and
2.
The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.
GBP Percentage and ALP Percentage: We use two percentages (6% and 5%) to calculate your GBP and ALP. The percentage used can vary as described below:
During the waiting period, 6% will be used to determine the amount payable to beneficiaries under the RBA Payout Option described below. After the waiting period, a comparison of your contract value and the WAB determines your GBP Percentage and ALP Percentage, unless the percentage is fixed as described below. On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then 6% is used in calculating your GBP and ALP; otherwise, 5% is used. Market volatility and returns, the deduction of fees and the 20% credit could impact your benefit determining percentage. The benefit determining percentage is calculated as follows but will not be less than zero:
1	–	(a/b)
a	=	contract value at the end of the prior valuation period
b	=	WAB at the end of the prior valuation period
When the first withdrawal in a contract year is taken, the GBP Percentage and ALP Percentage will be set and fixed for the remainder of that contract year. Beginning on the next rider anniversary, the GBP Percentage and ALP Percentage can change on each valuation date as described above until a withdrawal is taken in that contract year.
Under certain limited situations, your GBP Percentage and ALP Percentage will not vary each contract year. They will be set at the earliest of (1), (2) or (3) below and remain fixed for as long as the benefit is payable:
(1)
when the RBA Payout Option is elected, or
(2)
if the ALP is established, when your contract value on a rider anniversary is less than two times the ALP (for the purpose of this calculation only, the ALP is determined using 5%; the ALP Percentage used to determine your ALP going forward will be either 6% or 5%), or
(3)
when the contract value reduces to zero.
For certain periods of time at our discretion and on a non-discriminatory basis, your GBP Percentage and ALP Percentage may be set by us to 6% if more favorable to you.
Withdrawal Adjustment Base (WAB): One of the components used to determine GBP Percentage and ALP Percentage. The maximum WAB is $5,000,000. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit,
The WAB is determined at the following times, calculated as described:
•
At Rider Effective Date – the WAB is set equal to the initial purchase payment.
•
When a subsequent purchase payment is made – before a withdrawal is taken in the waiting period and at any time after the waiting period, the WAB will be increased by the amount of each additional purchase payment.
•
When a withdrawal is taken – if the first withdrawal is taken during the waiting period, the WAB will be set equal to zero until the end of the waiting period.
Whenever a withdrawal is taken after the waiting period, the WAB will be reduced by the amount in (A) unless the withdrawal is an excess withdrawal for the lifetime benefit (or the basic benefit if the ALP is not established) when it will be set equal to the amount in (B).

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(A)
The WAB is reduced by an amount as calculated below:

a × b	where:
c

a	=	the amount the contract value is reduced by the withdrawal
b	=	WAB on the date of (but prior to) the withdrawal
c	=	the contract value on the date of (but prior to) the withdrawal.
(B)
If the ALP is not established and the current withdrawal exceeds the RBP, the WAB will be reset to the GBA immediately following excess withdrawal processing.
If the ALP is established and the current withdrawal exceeds the RALP, the WAB will be reset to the ALP divided by the current ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above). In this calculation, we use the ALP immediately following excess withdrawal processing.
•
On rider anniversaries – unless you decline a rider fee increase, the WAB will be increased to the contract value on each rider anniversary, if the contract value is greater, except as follows:
(A)
If a withdrawal is taken during the waiting period, the WAB will be increased to the contract value on each rider anniversary beginning at the end of the waiting period, if the contract value is greater.
(B)
If you decline a rider fee increase and a withdrawal is taken during the waiting period, the WAB will be reset to the lesser of (1) the GBA at the time of the first withdrawal, plus any additional purchase payments since the time of the first withdrawal, minus all withdrawals, or (2) the contract value.
•
Upon certain changes to your PN program investment option as described under “Use of Portfolio Navigator Program Required,” above.
•
On the later of the third rider anniversary or the rider anniversary when the ALP is established – unless you decline a rider fee increase, if the ELB is greater than zero, the WAB will be increased by an amount as calculated below, but not less than zero.
(A)
The ELB, minus
(B)
the greater of:
i)
your contract value, or
ii)
the ALP before the ELB is applied, divided by the ALP Percentage (if the ALP is established) or the total RBA (if the ALP is established on the third rider anniversary).
Guaranteed Benefit Payment (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic benefit. After the waiting period the annual withdrawal amount guaranteed under the rider can vary each contract year. At any point in time, each payment’s GBP is the lesser of (a) and (b) where (a) is the GBA for that payment multiplied by the current GBP percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above) and (b) is the RBA for that payment. The total GBP is the sum of the GBPs for each purchase payment.
Remaining Benefit Payment (RBP): The amount available for withdrawal for the remainder of the contract year under the basic benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment.
The RBP is determined at the following times, calculated as described:
•
During the waiting period – the RBP will be zero.
•
At the beginning of any contract year after the waiting period and when the GBP Percentage changes – the RBP for each purchase payment is set equal to that purchase payment’s GBP.
•
When you make additional purchase payments after the waiting period – each additional purchase payment has its own RBP equal to the purchase payment, multiplied by the GBP Percentage.
•
At step up – (see “Annual Step Up” heading below).
•
At spousal continuation – (see “Spousal Option to Continue the Contract upon Owner’s Death” heading below).
•
When you make any withdrawal after the waiting period – the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess withdrawal processing and RBA excess withdrawal processing are applied and the amount available for future withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

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Lifetime Benefit Description
Single Life only: Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant.
Joint Life only: Covered Spouses: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered spouses are established on the rider effective date and cannot be changed.
Annual Lifetime Payment Attained Age (ALPAA):
•
Single Life: The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.
•
Joint Life: The age of the younger covered spouse at which time the lifetime benefit is established.
Annual Lifetime Payment (ALP): The ALP is the lifetime benefit amount available for withdrawals in each contract year after the waiting period until the later of:
•
Single Life: death; or
•
Joint Life: death of the last surviving covered spouse; or
•
the RBA is reduced to zero.
The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime benefit is not in effect and the ALP is zero.
The ALP is determined at the following times:
•
Single Life: Initially the ALP is established on the earliest of the following dates:
(a)
the rider effective date if the covered person has already reached age 65.
(b)
the rider anniversary following the date the covered person reaches age 65,
–
if during the waiting period and no prior withdrawal has been taken; or
–
if after the waiting period.
(c)
the rider anniversary following the end of the waiting period if the covered person is age 65 before the end of the waiting period and a prior withdrawal had been taken.
If the ALP is established prior to the third rider anniversary, the ALP is set equal to the total RBA multiplied by the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above). If the ALP is established on or following the third rider anniversary, the ALP is set equal to the ALP Percentage multiplied by the greater of the ELB or the total RBA.
•
Joint Life: Initially the ALP is established on the earliest of the following dates:
(a)
the rider effective date if the younger covered spouse has already reached age 65.
(b)
the rider anniversary on/following the date the younger covered spouse reaches age 65.
(c)
upon the first death of a covered spouse, then
(1)
the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or
(2)
the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or
(3)
the rider anniversary on/following the date the surviving covered spouse reaches age 65.
(d)
Following dissolution of marriage of the covered spouses,
(1)
the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or
(2)
the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.
For (b), (c) and (d) above, if the date described occurs during the waiting period and a prior withdrawal had been taken, we use the rider anniversary following the end of the waiting period to establish the ALP.

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If the ALP is established prior to the third rider anniversary, the ALP is set equal to the total RBA multiplied by the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above). If the ALP is established on or following the third rider anniversary, the ALP is set equal to the ALP Percentage multiplied by the greater of the ELB or the total RBA.
•
Whenever the ALP Percentage changes –
(a)
If the ALP Percentage is changing from 6% to 5%, the ALP is reset to the ALP multiplied by 5%, divided by 6%.
(b)
If the ALP Percentage is changing from 5% to 6%, the ALP is reset to the ALP multiplied by 6%, divided by 5%.
•
When you make an additional purchase payment – Before a withdrawal is taken in the waiting period and at any time after the waiting period, each additional purchase payment increases the ALP by the amount of the purchase payment, multiplied by the ALP Percentage.
•
When you make a withdrawal:
(a)
During the waiting period, the ALP, if established, will be set equal to zero until the end of the waiting period.
(b)
After the waiting period, if the amount withdrawn is:
(i) less than or equal to the RALP, the ALP is unchanged.
(ii) greater than the RALP, ALP excess withdrawal processing will occur.
If you withdraw less than the ALP in a contract year, there is no carry over to the next contract year.
•
On the rider anniversary at the end of the waiting period – If you took a withdrawal during the waiting period, the ALP is set equal to the contract value multiplied by the ALP Percentage if the covered person (Joint Life: younger covered spouse) has reached age 65.
•
At step ups – (see “Annual Step Up” heading below).
•
At spousal continuation – (see “Spousal Option to Continue the Contract upon Owner’s Death” heading below).
•
Upon certain changes to your PN program investment option under the PN program as described under “Use of Portfolio Navigator Program Required,” above.
20% Rider Credit
If you do not make a withdrawal during the first three rider years and you don’t decline a rider fee increase, then a 20% rider credit may increase your ALP. This credit is 20% of purchase payments received in the first 180 days that the rider is in effect and is used to establish the enhanced lifetime base. The enhanced lifetime base is an amount that may be used to increase the ALP. The 20% rider credit does not increase the basic benefit or the contract value. Because step ups may increase your ALP, they may reduce or eliminate any benefit of the 20% rider credit.
Enhanced Lifetime Base (ELB)
The enhanced lifetime base will be established initially on the third rider anniversary. If you do not decline a rider fee increase and you do not make a withdrawal during the first three rider years, then the enhanced lifetime base will be the sum of all purchase payments received during the first three rider years plus the 20% rider credit. If you make a withdrawal during the first three rider years or decline a rider fee increase, then the 20% rider credit does not apply and the enhanced lifetime base will be established as zero and will always be zero.
The maximum enhanced lifetime base at any time is $5,000,000.
If the enhanced lifetime base is greater than zero, then it will:
•
increase by the amount of any purchase payments received on or after the third rider anniversary.
•
be reduced by any withdrawal in the same proportion as the withdrawal reduces the RBA and, if the withdrawal exceeds the RBP, it will then be set to the lesser of this reduced value and the contract value immediately following the withdrawal.
•
be set to the contract value (if your contract value is less), if you choose an asset allocation model that is more aggressive than the target model while you are in the withdrawal phase.
If any of the following events occur, then the enhanced lifetime base will be established as or reset to zero and will always be zero:
•
The total RBA is reduced to zero.
•
You decline a rider fee increase.
The enhanced lifetime base is an amount that may be used to increase the ALP and cannot be withdrawn, annuitized or payable as a death benefit.

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Increase in ALP because of the Enhanced Lifetime Base
If the ALP is already established, on the third rider anniversary, the ALP will be increased to equal the enhanced lifetime base multiplied by the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above), if this amount is greater than the current ALP. Thereafter, the enhanced lifetime base will always be zero.
ALP Excess Withdrawal Processing
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above) multiplied by the contract value immediately following the withdrawal.
Remaining Annual Lifetime Payment (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime benefit. Prior to establishment of the ALP, the lifetime benefit is not in effect and the RALP is zero.
The RALP is determined at the following times:
•
The RALP is established at the same time as the ALP, and:
(a)
During the waiting period – the RALP will be zero.
(b)
At any other time – the RALP is established equal to the ALP less all prior withdrawals taken in the contract year but not less than zero.
•
At the beginning of each contract year after the waiting period and when the ALP Percentage changes – the RALP is set equal to the ALP.
•
When you make additional purchase payments after the waiting period – each additional purchase payment increases the RALP by the purchase payment, if applicable multiplied by the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above).
•
At step ups – (see “Annual Step Up” headings below).
•
At spousal continuation – (see “Spousal Option to Continue the Contract upon Owner’s Death” heading below).
•
When you make any withdrawal after the waiting period – the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal processing is applied and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.
Other Provisions
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:
•
The withdrawal is after the waiting period;
•
The RMD is for your contract alone;
•
The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
•
The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.
RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. Any withdrawal during the waiting period will reset the basic benefit and lifetime benefit at the end of the waiting period. After the waiting period, withdrawal amounts greater than the RALP or RBP that do not meet the conditions above will result in excess withdrawal processing. The amount in excess of the RBP and/or RALP that is not subject to excess withdrawal processing will be recalculated if the RALP and RBP change due to GBP Percentage and ALP Percentage changes. See Appendix E for additional information.
Annual Step Up: Beginning with the first contract anniversary, an increase of the benefit values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn in a lump sum or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment. If there have been multiple payments and the GBA increases due to the step up, the individual GBAs, RBAs, GBPs, and RBPs will be combined.
The annual step up may be available as described below, subject to the maximum GBA, RBA and ALP and subject to the following rules:
•
You have not declined a rider fee increase.

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•
If you take any withdrawals during the waiting period the annual step up will not be available until the rider anniversary following the end of the waiting period.
•
On any rider anniversary where your contract value is greater than the RBA or, your contract value multiplied by the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above) is greater than the ALP, if established, the annual step up will be applied to your contract on the rider anniversary.
•
The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.
•
Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.
The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:
•
The total RBA will be increased to the contract value (after charges are deducted) on the rider anniversary, if the contract value is greater.
•
The total GBA will be increased to the contract value (after charges are deducted) on the rider anniversary, if the contract value is greater.
•
The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.
•
The total RBP will be reset as follows:
(a)
During the waiting period, the RBP will not be affected by the step up.
(b)
After the waiting period, the RBP will be reset to the increased GBP.
•
The ALP will be increased to the contract value (after charges are deducted) on the rider anniversary multiplied by the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above), if greater than the current ALP.
•
The RALP will be reset as follows:
(a)
During the waiting period, the RALP will not be affected by the step up.
(b)
After the waiting period, the RALP will be reset to the increased ALP.
Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life:If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource 20 – Single Life rider terminates.
Joint Life: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource 20 – Joint Life rider also continues. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.
At the time of spousal continuation, a step-up may be available. If you decline a rider fee increase or the spousal continuation occurs during the waiting period and a withdrawal was taken, a step up is not available. All annual step-up rules (see “Annual Step-Up” heading above) also apply to the spousal continuation step-up except that a) the RBP will be calculated as the GBP after the step-up less all prior withdrawals taken during the current contract year, but not less than zero, and b) the RALP will be calculated as the ALP after the step-up less all prior withdrawals taken during the current contract year, but not less than zero. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.
Rules for Withdrawal Provision of Your Contract: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be taken from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.
If Contract Value Reduces to Zero: If the contract value reduces to zero, you will be paid in the following scenarios:
1)
The ALP has not yet been established, the total RBA is greater than zero and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:
(a)
receive the remaining schedule of GBPs until the RBA equals zero; or
(b)
Single Life: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.
Joint Life: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

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We will notify you of this option. If no election is made, the ALP will be paid.
2)
The ALP has been established, the total RBA is greater than zero and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:
(a)
the remaining schedule of GBPs until the RBA equals zero; or
(b)
Single Life: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.
Joint Life: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.
We will notify you of this option. If no election is made, the ALP will be paid.
3)
The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.
4)
The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:
•
Single Life: covered person;
•
Joint Life: last surviving covered spouse.
Under any of these scenarios:
•
The annualized amounts will be paid to you in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency but no less frequent than annually;
•
We will no longer accept additional purchase payments;
•
You will no longer be charged for the rider;
•
Any attached death benefit riders will terminate;
•
In determining the remaining schedule of GBPs, the current GBP is fixed for as long as payments are made.
•
Single Life: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero; and
•
Joint Life: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.
The SecureSource 20 rider and the contract will terminate under either of the following two scenarios:
•
If the ALP is established and the RBA is zero, and if the contract value falls to zero as a result of a withdrawal that is greater than the RALP. This is full withdrawal of the contract value.
•
If the ALP is not established and the RBA is zero, and if the contract value falls to zero as a result of fees, charges or a withdrawal.
At Death:
Single Life: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the RBA payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract which terminates the rider.
If the contract value equals zero and the death benefit becomes payable, the following will occur:
•
If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.
•
If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.
•
If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.
Joint Life: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

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If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the RBA payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract.
If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.
If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:
•
If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.
•
If the RBA equals zero, the benefit terminates. No further payments will be made.
Contract Ownership Change:
Single Life: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. Effective May 1, 2016, joint ownership and joint annuitants are not allowed except for contracts issued in California. If there is a change of ownership and the covered person would be different, the rider terminates.
Joint Life: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.
Remaining Benefit Amount (RBA) Payout Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource 20 rider after the waiting period.
Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.
This annuity payout option may also be elected by the beneficiary when the death benefit is payable if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.
Rider Termination
The SecureSource 20 rider cannot be terminated either by you or us except as follows:
1.
Single Life: a change of ownership that would result in a different covered person will terminate the rider.
2.
Single Life: After the death benefit is payable, continuation of the contract will terminate the rider.
3.
Joint Life: After the death benefit is payable the rider will terminate if:
(a)
any one other than a covered spouse continues the contract, or
(b)
a covered spouse does not use the spousal continuation provision of the contract to continue the contract.
4.
Annuity payouts under an annuity payout plan will terminate the rider.
5.
You may terminate the rider if your annual rider fee after any fee increase is more than 0.25 percentage points higher than your fee before the increase (See “Optional Benefits Charges – Optional Living Benefit Charges – SecureSource 20 Rider Fee”).
6.
When the RBA and contract value is reduced to zero and either the withdrawal is taken when the ALP is not established or an excess withdrawal of the RALP is taken, the rider will terminate.
7.
Termination of the contract for any reason will terminate the rider.
8.
When a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.
For an example, see Appendix D.

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Appendix O: SecureSource Stages Rider Disclosure
Securesource Stages Riders
This is an optional benefit that you can add to your contract for an additional charge. The benefit is intended to provide to you, after the waiting period, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. This benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary gains. The SecureSource Stages rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime.
This benefit is intended for assets you plan to hold and let accumulate for at least three years. Your benefits under the rider can be reduced if any of the following occurs:
•
If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time;
•
If you take a withdrawal after the waiting period and if you withdraw more than the allowed withdrawal amount in a contract year, or you take withdrawals before the lifetime benefit is available;
•
If you take a withdrawal and later choose to allocate your contract value to an investment option that is more aggressive than the target investment option.
•
If the contract value is 20% or more below purchase payments increased by any step ups or rider credits and adjusted for withdrawals (see withdrawal adjustment base described below).
The SecureSource Stages rider guarantees that, regardless of investment performance, you may take withdrawals up to the lifetime benefit amount each contract year that the lifetime benefit is available. The lifetime benefit amount can vary based on your attained age and based on the relationship of your contract value to the withdrawal adjustment base. Each contract year after the waiting period, the percentage used to determine the benefit amount is set when the first withdrawal is taken and fixed for the remainder of that year.
At any time after the waiting period, as long as your total withdrawals during the current year do not exceed the lifetime benefit amount, you will not be assessed a surrender charge and no market value adjustment will be applied. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and any applicable market value adjustment. At any time, you may withdraw any amount up to your entire surrender value, subject to excess withdrawal processing under the rider.
Subject to conditions and limitations, the rider also guarantees that you or your beneficiary will get back purchase payments you have made, increased by annual step-ups, through withdrawals over time. Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.
Subject to conditions and limitations, the lifetime benefit amount can be increased if a rider credit is available or your contract value has increased on a rider anniversary. The principal back guarantee can also be increased if your contract value has increased on a rider anniversary.
Availability
There are two optional SecureSource Stages riders available under your contract:
•
SecureSource Stages – Single Life
•
SecureSource Stages – Joint Life
The information in this section applies to both SecureSource Stages riders, unless otherwise noted.
For the purpose of this rider, the term “withdrawal” has the same meaning as the term “surrender” in the contract or any other riders
The SecureSource Stages – Single Life rider covers one person. The SecureSource Stages – Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Stages – Single Life rider or the SecureSource Stages – Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.
The SecureSource Stages rider is an optional benefit that you may select, if approved in your state, for an additional annual charge if you purchase your contract on or after Nov. 30, 2009; and
•
Single Life: you are 80 or younger on the date the contract is issued; or
•
Joint Life: you and your spouse are 80 or younger on the date the contract is issued.
The SecureSource Stages riders are not available under an inherited qualified annuity.

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The SecureSource Stages rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:
•
Single Life: death (see “At Death” heading below).
•
Joint Life: the death of the last surviving covered spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below).
Key Terms
The key terms associated with the SecureSource Stages rider are:
Age Bands: Each age band is associated with a set of lifetime payment percentages. The covered person (Joint Life: the younger covered spouse) must be at least the youngest age shown in the first age band for the annual lifetime payment to be established. After the annual lifetime payment is established, other factors determine when you move to a higher age band.
Annual Lifetime Payment (ALP): the lifetime benefit amount available each contract year after the waiting period and after the covered person (Joint Life: the younger covered spouse) has reached the youngest age in the first age band. When the ALP is available, the annual withdrawal amount guaranteed by the rider can vary each contract year.
Annual Step-Up: an increase in the benefit base or the principal back guarantee and a possible increase in the lifetime payment percentage that is available each rider anniversary if your contract value increases, subject to certain conditions.
Benefit Base (BB): used to calculate the annual lifetime payment and the annual rider charge. The BB cannot be withdrawn in a lump sum or annuitized and is not payable as a death benefit.
Credit Base (CB): used to calculate the rider credit. The CB cannot be withdrawn or annuitized and is not payable as a death benefit.
Excess Withdrawal: (1) a withdrawal taken after the waiting period and before the annual lifetime payment is established, or (2) a withdrawal that is greater than the remaining annual lifetime payment when the annual lifetime payment is available.
Excess Withdrawal Processing: after the waiting period, a reduction in benefits if a withdrawal is taken before the annual lifetime payment is established or if a withdrawal exceeds the remaining annual lifetime payment.
Lifetime Payment Percentage: used to calculate your annual lifetime payment. Two percentages (“percentage A” and “percentage B”) are used for each age band.
Principal Back Guarantee (PBG): a guarantee that total withdrawals will not be less than purchase payments you have made, increased by annual step-ups, as long as there is no excess withdrawal or benefit reset.
Remaining Annual Lifetime Payment (RALP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. Whenever the annual lifetime payment is available, the RALP is the guaranteed amount that can be withdrawn during the remainder of the current contract year.
Rider Credit: an amount that can be added to the benefit base on each of the first ten rider anniversaries, based on a rider credit percentage of 8% in year one and 6% for years two through ten, as long as no withdrawals have been taken since the rider effective date and you do not decline any annual rider fee increase. Investment performance and withdrawals in the waiting period may reduce or eliminate the benefit of any rider credits. Rider credits may result in higher rider charges that may exceed the benefit from the credits.
Waiting Period: the period of time before you can take a withdrawal without affecting benefits under the rider. The waiting period starts on the rider effective date and ends on the day prior to the third rider anniversary.
Withdrawal: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.
Withdrawal Adjustment Base (WAB): one of the components used to determine the lifetime payment percentage. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.
Important SecureSource Stages Rider Considerations
You should consider whether a SecureSource Stages rider is appropriate for you taking into account the following considerations:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.

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•
Lifetime Benefit Limitations: The lifetime benefit is subject to certain limitations, including but not limited to:
Single Life: Once the contract value equals zero, payments are made for as long as the covered person is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner even if the covered person is still living (see “At Death” heading below). This possibility may present itself when there are multiple contract owners – when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living.
Joint Life: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see “At Death” heading below).
•
Withdrawals: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be reestablished based on your contract value at that time. Although your benefits will be set to zero until the end of waiting period, we will deduct rider fees, based on the anniversary contract value for the remainder of the waiting period. Any withdrawal request within the 3-year waiting period must be submitted in writing. In addition, any withdrawals in the first 10 years will terminate the rider credits. Also, after the waiting period if you withdraw more than the allowed withdrawal amount in a contract year or take withdrawals before the lifetime benefit is available (“excess withdrawal”), the guaranteed amounts under the rider may be reduced.
•
Investment Allocation Restrictions: You must be invested in one of the approved investment options. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove or substitute approved investment options in the future. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer Funds.”) You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see “Making the Most of Your Contract – Market Timing”).
The following provisions apply to contracts invested in a Portfolio Navigator fund:
•
You can allocate your contract value to any available Portfolio Navigator fund during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.
•
Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in a static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed model portfolio changes per contract year. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the target investment option after 30 days written notice.
•
After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target or investment option, you will be in the accumulation phase again. If this is done after the waiting period, your rider benefit will be reset as follows: the BB, PBG and WAB will be reset to the contract value, if less than their current amount; and the ALP and RALP, if available, will be recalculated.
You may request to change your investment option by written request on an authorized form or by another method agreed to by us.
•
Non-Cancelable: Once elected, the SecureSource Stages rider may not be cancelled (except as provided under “Rider Termination” heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).
Dissolution of marriage does not terminate the SecureSource Stages – Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource Stages – Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural or revocable trust ownership). The rider will terminate at the death of the contract owner because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see “Joint Life only: Covered Spouses” below).

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•
Joint Life: Limitations on Contract Owners, Annuitants and Beneficiaries: Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner’s death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary.
You are responsible for establishing ownership arrangements that will allow for spousal continuation.
If you select the SecureSource Stages – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.
•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments (subject to state restrictions), which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract – Purchase Payments”.
•
Interaction with Total Free Amount (FA) contract provision: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see “Charges and Adjustments – Transaction Expenses – Surrender Charge”). The FA may be greater than the remaining annual lifetime payment under this rider. Any amount you withdraw under the contract’s FA provision that exceeds the remaining annual lifetime payment is subject to the excess withdrawal processing described below. Also, any amount you withdraw during the waiting period will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time.
You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:
•
Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes – Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawal of earnings before age 59½ may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD during the waiting period and such withdrawals will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time. While the rider permits certain excess withdrawals to be taken after the waiting period for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes – Other – Spousal status” section of this prospectus.
•
Limitations on Tax-Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA – Special Provisions”).
Lifetime Benefit Description
Single Life only: Covered Person: the person whose life is used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered person is the oldest contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered person is the oldest annuitant.
Joint Life only: Covered Spouses: the contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If any contract owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered spouses are established on the rider effective date and cannot be changed.
Annual Lifetime Payment (ALP): the lifetime benefit amount available each contract year after the waiting period and after the covered person (Joint Life: younger covered spouses) has reached age 50. When the ALP is established and at all times thereafter, the ALP is equal to the BB multiplied by the lifetime payment percentage. Anytime the lifetime

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payment percentage or BB changes as described below, the ALP will be recalculated. When the ALP is available, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year.
If you withdraw less than the ALP in a contract year, the unused portion does not carry over to future contract years.
Single Life: The ALP is established on the later of the rider effective date if the covered person has reached age 50, or the date the covered person’s attained age equals age 50. The ALP will be available on later of the rider anniversary after the waiting period, or the date the covered person’s attained age equals age 50.
Joint Life: The ALP is established on the earliest of the following dates:
•
The rider effective date if the younger covered spouse has already reached age 50.
•
The date the younger covered spouse’s attained age equals age 50.
•
Upon the first death of a covered spouse, then either: (a) the date we receive a written request when the death benefit is not payable and the surviving covered spouse has already reached age 50, (b) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 50, or (c) the date the surviving covered spouse reaches age 50.
•
Following dissolution of marriage of the covered spouses, then either (a) the date we receive a written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached age 50, or (b) the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches age 50.
The ALP will be available on later of the rider anniversary after the waiting period, or the date the ALP is established.
Remaining Annual Lifetime Payment (RALP): the remaining annual lifetime payment guaranteed for withdrawal after any withdrawals are made. The RALP is established at the same time as the ALP. The RALP will be zero during the waiting period. After the waiting period, the RALP equals the ALP less all withdrawals in the current contract year, but it will not be less than zero.
Lifetime Payment Percentage: used to calculate the annual lifetime payment. Two percentages are used for a given age band, percentage A or percentage B, depending on the factors described below.
For ages:
•
50-58, percentage A is 4% and percentage B is 3%.
•
59-64, percentage A is 5% and percentage B is 4%.
•
65-79, percentage A is 6% and percentage B is 5%.
•
80 and older, percentage A is 7% and percentage B is 6%.
The age band for the lifetime payment percentage is determined at the following times:
•
When the ALP is established: The age band for the lifetime payment percentage used to calculate the initial ALP is the percentage for the covered person’s attained age (Joint Life: younger covered spouses attained age).
•
On the covered person’s subsequent birthdays (Joint Life: younger covered spouses subsequent birthdays): Except as noted below, if the covered person’s new attained age (Joint Life: younger covered spouses attained age) is in a higher age band, then the higher age band will be used to determine the appropriate lifetime payment percentage. (However, if you decline any annual rider fee increase or if a withdrawal has been taken since the ALP was made available, then the lifetime payment percentage will not change on subsequent birthdays.)
•
Upon annual step-ups (see “Annual step ups” below).
•
For the Joint life rider, upon death or change in marital status: In the event of death or dissolution of marriage: (A) If no withdrawal has been taken since the ALP was available and no annual rider fee increase has been declined, the lifetime payment percentage will be reset based on the Age Band for the remaining covered spouse’s attained age. (B) If the ALP is not established but the remaining covered spouse has reached the youngest age in the first Age Band, the remaining covered spouse’s attained age will be used to determine the age band for the lifetime payment percentage. In the event of remarriage of the covered spouses to each other, the lifetime payment percentage used is the percentage for the younger covered spouse’s attained age.
The following determines whether Percentage A or Percentage B is used for each applicable age band:
During the waiting period, percentage A will be used to determine the amount payable to beneficiaries under the principal back guarantee (PBG).
After the waiting period, a comparison of your contract value and the withdrawal adjustment base (WAB) determines whether percentage A or percentage B is used to calculate the ALP unless the percentage is fixed as described below.

RiverSource Innovations Select Variable Annuity — Prospectus 215

On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then percentage A is used in calculating your ALP, otherwise percentage B is used. The benefit determining percentage is calculated as follows, but it will not be less than zero:
1– (a/b) where:
a	=	Contract value at the end of the prior valuation period
b	=	WAB at the end of the prior valuation period
After the ALP is available, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year. Beginning on the next rider anniversary, the lifetime payment percentage can change on each valuation day as described above until a withdrawal is taken in that contract year.
Under certain limited situations, your Lifetime Payment Percentage will not vary each contract year. Percentage A or percentage B will be determined at the earliest of (1), (2) or (3) below and remain fixed for as long as the benefit is payable:
•
if the ALP is established, when your contract value on a rider anniversary is less than two times the benefit base (BB) multiplied by percentage B for your current age band, or
•
when the contract value reduces to zero, or
•
on the date of death (Joint Life: remaining covered spouse’s date of death) when a death benefit is payable.
For certain periods of time at our discretion and on a non-discriminatory basis, your lifetime payment percentage may be set by us to percentage A if more favorable to you.
Determination of Adjustments of Benefit Values: Your lifetime benefit values and principal back guarantee (PBG) are determined at the following times and are subject to a maximum benefit base (BB), credit base (CB), withdrawal adjustment base (WAB) and PBG amount of $10 million each:
•
On the contract date: The WAB, CB, BB and PBG are set equal to the initial purchase payment.
•
When an additional purchase payment is made: Before a withdrawal is taken in the waiting period and at any time after the waiting period, the WAB, CB (unless it has been permanently set to zero), BB and PBG will be increased by the amount of each additional purchase payment.
•
When a withdrawal is taken: If the CB is greater than zero, the CB will be permanently reset to zero when the first withdrawal is taken, and there will be no additional rider credits. If the first withdrawal is taken during the waiting period, the WAB, BB and PBG will be set equal to zero until the end of the waiting period.
•
Whenever a withdrawal is taken after the waiting period:
(a)
the WAB will be reduced by the “adjustment for withdrawal,” as defined below.
(b)
if the ALP is established and the withdrawal is less than or equal to the RALP, the BB does not change and the PBG is reduced by the amount of the withdrawal, but it will not be less than zero.
(c)
if the ALP is not established, excess withdrawal processing will occur as follows. The BB will be reduced by the “adjustment for withdrawal,” and the PBG will be reduced by the greater of the amount of the withdrawal or the “adjustment for withdrawal,” but it will not be less than zero.
(d)
If the ALP is established and the withdrawal is greater than the RALP, excess withdrawal processing will occur as follows:
The PBG will be reset to the lesser of:
(i) the PBG reduced by the amount of the withdrawal, but it will not be less than zero; or
(ii) the PBG minus the RALP on the date of (but prior to) the withdrawal and further reduced by an amount calculated as follows, but it will not be less than zero:
a × b	where:
c

a	=	the amount of the withdrawal minus the RALP
b	=	the PBG minus the RALP on the date of (but prior to) the withdrawal
c	=	the contract value on the date of (but prior to) the withdrawal minus the RALP

216 RiverSource Innovations Select Variable Annuity — Prospectus

The BB will be reduced by an amount as calculated below:
d × e	where:
f

d	=	the amount of the withdrawal minus the RALP
e	=	the BB on the date of (but prior to) the withdrawal
f	=	the contract value on the date of (but prior to) the withdrawal minus the RALP.
Adjustment for Withdrawal Definition: When the WAB, PBG or BB is reduced by a withdrawal in the same proportion as the contract value is reduced, the proportional amount deducted is the “adjustment for withdrawal.” The “adjustment for withdrawal” is calculated as follows:
g × h	where:
i

g	=	the amount the contract value is reduced by the withdrawal
h	=	the WAB, BB or PGB (as applicable) on the date of (but prior to) the withdrawal
I	=	the contract value on the date of (but prior to) the withdrawal.
Rider Anniversary Processing: The following describes how the WAB, BB and PBG are calculated on rider anniversaries, subject to the maximum amount of $10 million for each, and how the lifetime payment percentage can change on rider anniversaries.
•
On the rider anniversary following the waiting period: If a withdrawal was taken during the waiting period and you did not decline any annual rider fee increase as described in the rider charges provision, the BB, WAB and PBG are reset to the contract value. If a withdrawal was taken during the waiting period and you declined any annual rider fee increase, the BB and PBG are reset to the lesser of (1) the BB or PBG (as applicable) at the time of the first withdrawal, plus any additional purchase payments since the time of the first withdrawal, minus all withdrawals, or (2) the contract value. The WAB will be reset to the BB.
•
The WAB on rider anniversaries: Unless you decline any annual rider fee increase or take a withdrawal during the waiting period, the WAB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If a withdrawal was taken during the waiting period, the WAB will be increased to the contract value, if the contract value is greater, starting on the rider anniversary following the waiting period.
Rider Credits: If you did not take any withdrawals and you did not decline any annual rider fee increase, a rider credit may be available for the first ten rider anniversaries. On the first rider anniversary, the rider credit equals the credit base (CB) 180 days following the rider effective date multiplied by 8%. On any subsequent rider credit anniversaries, the rider credit equals the CB as of the prior rider anniversary multiplied by 6%. On the first rider anniversary the BB and WAB will be set to the greater of the current BB, or the BB 180 days following the contract date increased by the rider credit and any additional purchase payments since 180 days following the rider effective date. On any subsequent rider credit anniversaries the BB and WAB will be set to the greater of the current BB, or the BB on the prior rider anniversary increased by the rider credit and any additional purchase payments since the prior rider anniversary. If the CB is greater than zero, the CB will be permanently reset to zero on the 10th rider anniversary after any adjustment to the WAB and BB, and there will be no additional rider credits.
Annual step ups: Beginning with the first rider anniversary, an annual step-up may be available. If you take any withdrawals during the waiting period, the annual step-up will not be available until the 3rd rider anniversary. If you decline any annual rider fee increase, future annual step-ups will no longer be available.
The annual step-up will be executed on any rider anniversary where the contract value (after charges are deducted) is greater than the PBG or the BB after any rider credit is added. If an annual step-up is executed, the PBG, BB and lifetime payment percentage will be adjusted as follows: The PBG will be increased to the contract value, if the contract value is greater. The BB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If the covered person’s attained age (Joint Life: younger covered spouses attained age) on the rider anniversary is in a higher age band and (1) there is an increase to BB due to a step-up or (2) the BB is at the maximum of $10,000,000 so there was no step-up of the BB, then the higher age band will be used to determine the appropriate lifetime payment percentage, regardless of any prior withdrawals.
Other Provisions
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the remaining annual lifetime payment on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:
•
The withdrawal is after the waiting period;

RiverSource Innovations Select Variable Annuity — Prospectus 217

•
The annual lifetime payment is available;
•
The RMD is for your contract alone;
•
The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
•
The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.
RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. A withdrawal during the waiting period will reset the benefit base, the withdrawal adjustment base and the principal back guarantee to the contract value at the end of the waiting period. After the waiting period, a withdrawal taken before the annual lifetime payment is established or withdrawing amounts greater than the remaining annual lifetime payment that do not meet these conditions will result in excess withdrawal processing. The amount in excess of the RALP that is not subject to excess withdrawal processing will be recalculated if the ALP changes due to lifetime payment percentage changes. See Appendix E for additional information.
Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Stages – Single Life rider terminates.
Joint Life: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource Stages – Joint Life rider also continues. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.
At the time of spousal continuation, a step-up may be available. If you decline a rider fee increase or the spousal continuation occurs during the waiting period and a withdrawal was taken, a step up is not available. All annual step-up rules (see “Rider Anniversary Processing – Annual Step-Up” heading above) also apply to the spousal continuation step-up. The WAB will be increased to the contract value if the contract value is greater. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.
Rules for Surrender: Minimum account values following surrender no longer apply to your contract. For withdrawals, the withdrawal will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.
If your contract value is reduced to zero, the CB, if greater than zero, will be permanently reset to zero, and there will be no additional rider credits. Also, the following will occur:
•
If the ALP is not established and if the contract value is reduced to zero as a result of market performance, fees or charges, then the owner must wait until the ALP would be established, and the ALP will be paid annually until the death of the covered person (Joint Life: both covered spouses).
•
If the ALP is established and if the contract value is reduced to zero as a result of market performance, fees or charges, or as a result of a withdrawal that is less than or equal to the RALP, then the owner will receive the ALP paid annually until the death of the covered person (Joint Life: both covered spouses).
In either case above:
–
These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, We have the right to change the frequency, but no less frequently than annually.
–
We will no longer accept additional purchase payments.
–
No more charges will be collected for the rider.
–
The current ALP is fixed for as long as payments are made.
–
The death benefit becomes the remaining schedule of annual lifetime payments, if any, until total payments to the owner and the beneficiary are equal to the PBG at the time the contract value falls to zero.
–
The amount paid in the current contract year will be reduced for any prior withdrawals in that year.
•
If the ALP is not established and if the contract value is reduced to zero as a result of a withdrawal taken before the ALP is established, this rider and the contract will terminate.
•
If the ALP is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the RALP, this rider and the contract will terminate.

218 RiverSource Innovations Select Variable Annuity — Prospectus

At Death:
Single Life: If the contract is jointly owned and an owner dies when the contract value is greater than zero, the lifetime benefit for the covered person will cease even if the covered person is still living or if the contract is continued under the spousal continuation option.
Joint Life: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving covered spouse.
If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:
•
elect to take the death benefit under the terms of the contract, or
•
elect to take the principal back guarantee available under this rider, or
•
continue the contract and the SecureSource Stages rider under the spousal continuation option.
For single and joint life, the beneficiary may elect the principal back guarantee under this rider if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy. If elected, the following will occur:
•
If the PBG is greater than zero and the ALP is established, the ALP on the date of death will be paid until total payments to the beneficiary are equal to the PBG on the date of death.
•
If the PBG is greater than zero and the ALP is not established, the BB on the date of death multiplied by the lifetime payment percentage used for the youngest age of the covered spouses in the first age band shown on the contract data page will be paid annually until total payments to the beneficiary are equal to the PBG on the date of death.
In either of the above cases:
•
After the date of death, there will be no additional rider credits or annual step-ups.
•
The lifetime payment percentage used will be set as of the date of death.
•
The amount paid in the current contract year will be reduced for any prior withdrawals in that year.
On the date of death (Joint Life: remaining covered spouse’s date of death), if the CB is greater than zero, the CB will be permanently reset to zero, and there will be no additional rider credits.
If the PBG equals zero, the benefit terminates. No further payments are made.
Contract Ownership Change:
Single Life: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. Effective May 1, 2016, joint ownership and joint annuitants are not allowed except for contracts issued in California. If there is a change of ownership and the covered person would be different, the rider terminates.
Joint Life: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.
Assignment: If allowed by state law, an assignment is subject to our approval.
Annuity Provisions: You can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the SecureSource Stages rider. Under the rider’s payout option, the minimum amount payable shown in Table B, will not apply and you will receive the annual lifetime payment provided by this rider until the later of the death of the covered person (Joint Life: both covered spouses) or depletion of the principal back guarantee. If you choose to receive the ALP, the amount payable each year will be equal to the annual lifetime payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. For more information on annuity payout plans, please see “The Annuity Payout Period - Annuity Payout Plans.”
If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the PBG.
Rider Termination
The SecureSource Stages rider cannot be terminated either by you or us except as follows:
•
Single Life: a change of ownership that would result in a different covered person will terminate the rider.
•
Single Life: after the death benefit is payable, the rider will terminate.
•
Single Life: spousal continuation will terminate the rider.

RiverSource Innovations Select Variable Annuity — Prospectus 219

•
Joint Life: After the death benefit is payable the rider will terminate if anyone other than a covered spouse continues the contract. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.
•
On the annuitization start date, the rider will terminate.
•
You may terminate the rider if your annual rider fee would increase more than 0.25 percentage points (See “Optional Benefit Charges – Optional Living Benefit Charges – SecureSource Stages Rider Fee”)
•
When the contract value is reduced to zero and either the withdrawal taken when the annual lifetime payment is not established or a withdrawal in excess of the remaining annual lifetime payment is taken, the rider will terminate.
•
Termination of the contract for any reason will terminate the rider.
For an example, see Appendix D.

220 RiverSource Innovations Select Variable Annuity — Prospectus

Appendix P: Withdrawal Benefit Riders: Electing Step Up or Spousal Continuation Step Up
Example – Withdrawal Benefit Riders: Electing Step Up or Spousal Continuation Step Up
Assumptions:
This example assumes that the covered person (for joint life, younger covered spouse) is 65 or older and there are no additional purchase payments or withdrawals.
•
You own a RiverSource variable annuity with a withdrawal benefit rider. You are currently invested in the Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (a Portfolio Navigator fund) with a current rider fee of 0.65%.
Your Contract Value (CV) is $100,000 and your withdrawal benefit rider currently provides the following benefits:
1)
You can withdraw $6,000 a year for the rest of your life. This is your Annual Lifetime Payment. Or
2)
You can withdraw $7,000 a year until you have withdrawn a total of $100,000. This is your Guaranteed Benefit Payment.
Based on your current CV, you will pay a rider fee of approximately $650 on your next annuity contract anniversary.
•
The annual fee for this rider has increased to 0.95% for clients invested in the Variable Portfolio – Moderately Aggressive Portfolio (Class 2).
The following compares certain options available to you. Changes to rider values or fees are presented for two different scenarios where your CV increases to either $110,000 or $101,000 over the contract year:
1) Elect to lock in your contract gains to your benefit values (step up):
	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$600	$60
Increase in Guaranteed Benefit Payment	$700	$70
Increase in Annual Rider Fee	0.30%	0.30%
Increase in Annual Contract Charge	$330	$303
Automatic step ups will continue on your next anniversary (if available under your rider).
2) Do not elect to lock in your contract gains (no step up):
	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$0	$0
Increase in Guaranteed Benefit Payment	$0	$0
Increase in Annual Rider Fee	0%	0%
Increase in Annual Contract Charge	$65	$6.50
Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. On your next anniversary, you will again have the option to elect the step up (lock in contract gains)
3) Move to one of the Portfolio Stabilizer funds and elect the step up:
	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$600	$60
Increase in Guaranteed Benefit Payment	$700	$70
Increase in Annual Rider Fee	0%	0%
Increase in Annual Contract Charge	$65	$6.50
Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. Automatic step ups will continue on your next anniversary (if available under your rider).
The above example is for illustrative purposes only. The assumptions and calculations used are not intended to be consistent with any one rider, but instead are intended to provide an idea of how different scenarios would operate. Your specific rider may use different calculations for fees or have different benefits available. For a full description and rules applicable to step up options under your rider, please see the “Optional Living Benefits” section.
Electing to step up may result in different increases to the annual rider charge relative to the increase in your rider values. You should weigh the resulting increased charge due to the step up versus the increases to your benefits to determine the option that is best for you.

RiverSource Innovations Select Variable Annuity — Prospectus 221

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The Statement of Additional Information (SAI) includes additional information about the Contract. The SAI, dated the same date as this prospectus, is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy of the SAI, or for more information about the Contract, call us at 1-800-862-7919, visit our website at riversource.com/annuities or write to us at: 70100 Ameriprise Financial Center Minneapolis, MN 55474.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
PRO9002_12_D02_(09/25)
Reports and other information about RiverSource Variable Annuity Account and RiverSource Life Insurance Company are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000044138; C000267017
© 2008-2024 RiverSource Life Insurance Company. All rights reserved.

Prospectus
September 22, 2025
RiverSource®
New Solutions Variable Annuity
Individual Flexible Premium Deferred Combination Fixed/Variable Annuity
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
829 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-333-3437 (Service Center) RiverSource Variable Annuity Account
This prospectus contains information that you should know before investing in the RiverSource New Solutions Variable Annuity (Contract), an individual flexible premium deferred combination fixed/variable annuity issued by RiverSource Life Insurance Company (“RVS Life”, “we”, “us” and “our”). All material terms and conditions of the contracts, including material state variations and distribution channels, are described in this prospectus.
The Contract allows you to invest your money in (i) available subaccounts investing in shares of underlying funds, each of which has a particular investment objective, investment strategies, fees and expenses; or (ii) the one-year fixed account, special dollar cost averaging ("SDCA") fixed account, and guarantee period accounts (“GPAs”), each of which earn fixed interest at rates that we adjust periodically and declare when you make an allocation to that account. Additional information regarding each investment option is provided in Appendix A – Investment Options Available Under the Contract.
The Contract is a complex investment and involves risks, including loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in withdrawal charges, taxes, and tax penalties. If you remove money from the GPAs prior to 30 days before the end of the guarantee period, we will apply a market value adjustment (“MVA”), which may be positive or negative. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. Withdrawals from the contract could also reduce the amount of certain optional benefits by more than the dollar amount of the withdrawal, and such reductions could be significant.
An investment in the Contract is subject to the risks related to RVS Life. Any obligations under the Contract are subject to our financial strength and claims-paying ability.
The contracts are no longer available for new purchases. This contract is no longer being sold and this prospectus is designed for current contract owners. In addition to the possible state variations, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract for contract variation information and timing.
The Contract provides for purchase payment credits which we may reverse upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied (see “Buying Your Contract – Purchase Payment Credits”). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.
Additional information about certain investment products, including variable annuities and market value adjusted annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

RiverSource New Solutions Variable Annuity — Prospectus 1

2 RiverSource New Solutions Variable Annuity — Prospectus

Key Terms
These terms can help you understand details about your contract.
Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.
Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract value: The total value of your contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Funds: A portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC") in which the Subaccounts invest.  May also be referred to as an underlying Fund.
Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.
Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss.
Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.
One-year fixed account: Part of our general account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.
Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a non-natural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a non-natural person or a revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust or irrevocable grantor trust, the annuitant(s) selected must be the grantor(s) of the trust to assure compliance with Section 72(s) of the Code.
Purchase payment credits: An addition we make to your contract value. We base the amount of the credit on net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.
Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

RiverSource New Solutions Variable Annuity — Prospectus 3

•
Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code
•
Roth IRAs including inherited Roth IRAs under Section 408A of the Code
•
SIMPLE IRAs under Section 408(p) of the Code
•
Simplified Employee Pension (SEP) plans under Section 408(k) of the Code
•
Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code
A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.
All other contracts are considered nonqualified annuities.
Retirement date: The date when annuity payouts are scheduled to begin.
Rider effective date: The date a rider becomes effective as stated in the rider.
Separate Account: An insulated segregated account, the assets of which are invested solely in an underlying Fund. We call this the Variable Account.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Subaccount: A division of the Variable Account, each of which invests in one Fund.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable Account: Refers to the RiverSource Variable Annuity Account, a Separate Account established to hold contract owners’ assets allocated to the Subaccounts, each of which invests in a particular Fund.
Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

4 RiverSource New Solutions Variable Annuity — Prospectus

Overview of the Contract
Purpose: The purpose of the contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments.
We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations.
The contract offers various optional features and benefits that may help you achieve financial goals.
It may be appropriate for you if you have a long-term investment horizon and your financial goals are consistent with the terms and conditions of the contract.
It is not intended for investors whose liquidity needs require frequent withdrawals in excess of free amount. If you plan to manage your investment in the contract by frequent or short-term trading, the contract is not suitable for you.
Phases of the Contract:
The contracts have two phases: the Accumulation Phase and the Income Phase.
Accumulation Phase. During the Accumulation Phase, you make purchase payments by investing in: available Subaccounts, each of which has a particular investment objective, investment strategies, fees and expenses; the one-year fixed account, special dollar cost averaging ("SDCA") fixed account, and GPAs which earn interest at rates that we adjust periodically and declare when you make an allocation to that account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. The GPAs have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to them. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than thirty days before the end of its guarantee period. You may be able to purchase an optional benefit to reduce the investment risk you assume under your contract.
A list of Investment Options and additional information regarding each Investment option available under the contract is provided in Appendix A – Investment Options Available Under the Contract.
The amount of money you accumulate under your contract depends (in part) on the performance of the Subaccounts you choose or the rates you earn on allocations to the one-year fixed account, special dollar cost averaging ("SDCA") fixed account, and GPAs. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period. You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. You may transfer money between investment options during the Accumulation Phase, subject to certain restrictions. Your contract value impacts the value of your contract’s benefits during the Accumulation Phase, including any optional benefits, as well as the amount available for withdrawal, annuitization and death benefits.
Income Phase. The Income Phase begins when you (or your beneficiary) choose to annuitize the contract. You can apply your contract value(less any applicable premium tax and/or other charges) to an annuity payout plan that begins on the retirement date or any other date you elect. You may choose from a variety of plans that can help meet your retirement or other income needs. We can make payouts on a fixed or variable basis, or both. You cannot take withdrawals of contract value or withdraw the contract during the Income Phase.
All optional death and living benefits terminate after the retirement start date.
Contract features:
•
Purchase Payment Credits. The Contract provides for purchase payment credits which we may reverse upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied (See “Buying Your Contract – Purchase Payment Credits”). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.
•
Death Benefits. If you die during the Accumulation Phase, we will pay to your beneficiary or beneficiaries an amount based on the death benefit selected. You may have elected one of the optional death benefits under the contract for an additional fee. Death benefits must be elected at the time that the contract is purchased. Each optional death benefit is designed to provide a greater amount payable upon death. After the death benefit is paid, the contract will terminate.

RiverSource New Solutions Variable Annuity — Prospectus 5

•
Optional Living Benefits. You may have elected one of the optional living benefits under the contract for an additional fee at the time of application. You cannot add optional benefits to your contract after it has been issued. Guaranteed Minimum Income Benefit riders are designed to provide a guaranteed minimum lifetime income, regardless of the volatility inherent in the investments in the Subaccounts.
•
Withdrawals. You may withdraw all or part of your contract value at any time during the Accumulation Phase. If you request a full withdrawal, the contract will terminate. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including an IRS penalty that may apply if you withdraw prior to reaching age 59½) and may have other tax consequences. Early withdrawals of contract value invested in a GPA are subject to an MVA and could result in a significant negative contract adjustment. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”.
•
Tax Treatment. You can transfer money between Subaccounts, the one-year fixed account and GPAs without tax implications, and earnings (if any) on your investments are generally tax-deferred. Generally, earnings are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payment, or upon payment of the death benefit.
Additional Services:
•
Dollar Cost Averaging Programs. Automated Dollar Cost Averaging allows you, at no additional cost, to transfer a set amount monthly between Subaccounts or from the one-year fixed account to one or more eligible Subaccounts. Special Dollar Cost Averaging (SDCA), only available for new purchase payments of at least $10,000, allows the systematic transfer from the Special DCA fixed account to one or more eligible Subaccounts over a 6- or 12-month period.
•
Asset Rebalancing. Allows you, at no additional cost, to automatically rebalance the Subaccount portion of your contract value on a periodic basis.
•
Automated Partial Withdrawals. An optional service allowing you to set up automated partial withdrawals from the GPAs, one-year fixed account, special dollar cost averaging ("SDCA") fixed account, or the Subaccounts.
•
Electronic Delivery. You may register for the electronic delivery of your current prospectus and other documents related to your contract.

6 RiverSource New Solutions Variable Annuity — Prospectus

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS	Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes. In addition to the withdrawal charge, we may reverse a purchase payment credit upon certain withdrawals within 12 months of when the purchase payment credit was applied. If you withdraw money during the first 7 years from date of each purchase payment, you may be assessed a withdrawal charge of up to 8% of the Purchase Payment withdrawn.
For example, if you make an early withdrawal, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment. This loss will be greater if you also have to pay a withdrawal charge, taxes, and tax penalties.
A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period.
You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA.
For example, if you allocate $100,000 to a GPA with a 3-year guarantee period and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a withdrawal charge, taxes, and tax penalties.
The following transactions when applied to a GPA, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than
30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and
(iii) annuitization. An MVA may increase the death benefit but will not decrease it.
Fee Table and Examples Charges and Adjustments – Transaction Expenses – Withdrawal Charge Charges and Adjustments – Adjustments – Market Value Adjustments
Are There Transaction Charges?	No. Other than withdrawal charges and negative MVAs, we do not assess any transaction charges.

RiverSource New Solutions Variable Annuity — Prospectus 7

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Statutory Prospectus
Are There Ongoing Fees and Expenses?
Yes. The table below describes the current fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table and Examples Charges and Adjustments – Annual Contract Expenses Appendix A: Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract (1) (varies by withdrawal charge schedule, death benefit option, size of Contract value and tax qualification)	1.01%	1.36%
	Fund options (funds fees and expenses)(2)	0.38%	1.79%
	Optional benefits available for an additional charge(3)	0.15%	0.40%
(1) As a percentage of average daily contract value in the variable account. Includes the
Mortality and Expense Fee,Variable Account Administrative Charge, and Contract
Administrative Charge.
(2) As a percentage of Fund net assets.
(3) As a percentage of Contract value or adjusted Contract Value(varies by optional benefit).
The Minimum is a percentage of Contract value. The Maximum is a percentage of Contract value.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges and negative MVAs that substantially increase costs.

	Lowest Annual Cost: $1,482	Highest Annual Cost: $3,172
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract features and Fund fees
and expenses
•No optional benefits
•No additional purchase payments,
transfers or withdrawals
•No sales charge
•No purchase payment credits

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract features, optional
benefits and Fund fees and
expenses
•No sales charge
•No additional purchase payments,
transfers or withdrawals
•No purchase payment credits

	RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract including loss of principal.			Principal Risks of Investing in the Contract

8 RiverSource New Solutions Variable Annuity — Prospectus

	RISKS	Location in Statutory Prospectus
Is this a Short-Term Investment?
No.
•The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•The Contract has withdrawal charges which may reduce the value of your
Contract if you withdraw money during withdrawal charge period.
Withdrawals may also reduce or terminate contract guarantees.
•Withdrawals may also be subject to taxes and tax penalties.
•Withdrawals from a GPA prior to 30 days before the end of the guarantee period may also result in a negative MVA. During the 30-day period ending on the last day of the guarantee period, you may choose to start a new guarantee period of the same length, transfer the contract value from the current GPA to any of the investment options available under the Contract, apply the contract value to an annuity payout plan, or withdraw the value from the current GPA(all subject to applicable withdrawal, transfer, and annuitization provisions). If we do not receive any instructions by the end of the guarantee period, we will automatically transfer the contract value from the current GPA into the shortest GPA term available.
•The benefits of tax deferral, long-term income, and optional living benefit guarantees mean the contract is generally more beneficial to investors with a long term investment horizon.
Principal Risks of Investing in the Contract Charges and Adjustments – Transaction Expenses – Withdrawal Charge Charges and Adjustments – Adjustments – Market Value Adjustments
What Are the Risks Associated with the Investment Options?
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
•Each investment option, including the one-year fixed account and the
Guarantee Period Accounts (GPAs) investment options has its own unique risks.
•You should review the investment options before making any investment decisions.
Principal Risks of Investing in the Contract The Variable Account and the Funds The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs) The One-Year Fixed Account
What Are the Risk Related to Insurance Company?
An investment in the Contract is subject to the risks related to us. Any obligations (including under the one-year fixed account) or guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about
RiverSource Life, including our financial strength ratings, is available by contacting us at 1-800-862-7919.
Principal Risks of Investing in the Contract The General Account

RiverSource New Solutions Variable Annuity — Prospectus 9

	RESTRICTIONS	Location in Statutory Prospectus
Are There Restrictions on the Investment Options?
Yes.
•Subject to certain restrictions, you may transfer your Contract value among the subaccounts without charge at any time before the retirement date and once per contract year after the retirement date.
•Certain transfers out of the GPAs will be subject to an MVA.
•GPAs and the one-year fixed account are subject to certain restrictions.
•Purchase payment credits under the Contract may be recaptured under certain circumstances.
•We reserve the right to modify, restrict or suspend your transfer privileges if we determine that your transfer activity constitutes market timing.
•We reserve the right to add, remove or substitute Funds as investment options. We also reserve the right, upon notification to you, to close or restrict any Funds.
Making the Most of Your Contract– Transferring Among Accounts Substitution of Investments
Are There Any Restrictions on Contract Benefits?
Yes.
•Guaranteed Minimum Income Benefit Rider may limit allocations to the subaccounts investing in the Money Market funds.
•Performance Credit Rider may limit allocations to the subaccounts investing in the Money Market funds,GPAs and one-year fixed account.
Optional Benefits – Optional Living Benefits – GMIB – Investment Selection Optional Benefits – Optional Living Benefits – PCR – Investment Selection
TAXES
What Are the Contract’s Tax Implications?
•Consult with a tax advisor to determine the tax implications of an investment in and payments and withdrawals received under this
Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
•Earnings under your contract are taxed at ordinary income tax rates generally when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This l financial incentive may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
About the Service Providers
Should I Exchange My Contract?
If you already own an annuity or insurance Contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a Contract you already own if you determine, after comparing the features, fees, and risks of both
Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing Contract.
Buying Your Contract–Contract Exchanges

10 RiverSource New Solutions Variable Annuity — Prospectus

Fee Table and Examples
The following tables describe the fees, expenses and adjustments that you will pay when buying, owning and making a withdrawal from an investment option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you paid at the time that you bought the Contract and will pay when you make a withdrawal from the Contract. State premium taxes also may be deducted.

Transaction Expenses

Withdrawal Charges
Withdrawal charges (as a percentage of purchase payments surrendered)
Maximum	8%

Years from purchase payment receipt	Withdrawal charge payment receipt
1	8%
2	8
3	7
4	7
5	6
6	5
7	3
Thereafter	0
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of contract value is removed from an investment option before expiration of a specified period.

Adjustments

MVA Maximum Potential Loss (as a percentage of amount withdrawn from a GPA)(1)	100%
(1)
The following transactions when applied to a GPA, which we refer to as "early withdrawals," are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including funds fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expenses
(assessed annually and upon full surrender)
Annual contract administrative charge	$40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. Upon full surrender of the contract, we will assess this charge even if your contract value equals or exceeds $50,000.)
Base Contract Expenses
(as a percentage of average daily contract value in the variable account)
You can choose a death benefit guarantee and whether you want a qualified or nonqualified plan. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost.
	Variable account administrative charge	Total mortality and expense risk fee	Total variable account expense
Qualified annuities:
Return of Purchase Payment (ROP) death benefit	0.15%	0.85%	1.00%
Maximum Anniversary Value (MAV) death benefit	0.15	0.95	1.10
Nonqualified annuities:
ROP death benefit	0.15	1.10	1.25
MAV death benefit	0.15	1.20	1.35

RiverSource New Solutions Variable Annuity — Prospectus 11

Optional Benefit Expenses
Optional Death Benefits
Benefit Protector Death Benefit Rider (Benefit Protector) fee	Maximum/Current:	0.25%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)
Benefit Protector Plus Death Benefit Rider (Benefit Protector Plus) fee	Maximum/Current:	0.40%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)
(1)
This fee applies only if you elect this optional feature.
Optional Living Benefits
Guaranteed Minimum Income Benefit Rider (GMIB) fee	0.30%(1)
(As a percentage of the adjusted contract value charged annually on the contract anniversary.)
Performance Credit Rider (PCR) fee	0.15%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)
The next table shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of investment options available under the contract, including their annual expenses, may be found in Appendix A.

Annual Fund Expenses(1)

Minimum and maximum annual operating expenses for the funds
(Including management, distribution (12b-1) and/or service fees and other expenses)(1)
Total Annual Fund Expenses	Minimum(%)	Maximum(%)
(expenses deducted from the Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.38	1.79
(1)
Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contract owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.
Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Fund expenses.
The examples assume all contract value is allocated to the subaccounts. The examples do not reflect the MVA that only applies to GPAs. Your costs could differ from those shown below if you Invest in the GPAs or fixed account investment options.
These examples assume that you invest $100,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year. The “Maximum” example further assumes the most expensive combination of Annual Contract Expenses reflecting the maximum charges, Annual Fund Expenses and optional benefits available. The “Minimum” example further assumes the least expensive combination of Annual Contract Expenses reflecting the current charges, Annual Fund Expenses and that no optional benefits are selected. Although your actual costs may be higher or lower, based on these assumptions your maximum and minimum costs would be:
Maximum Expenses.  These examples assume that you select the MAV Death Benefit and optional GMIB and Benefit Protector Plus. Although your actual costs may be lower, based on these assumptions your costs would be:

12 RiverSource New Solutions Variable Annuity — Prospectus

	If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Nonqualified Annuity	$11,253	$18,468	$24,869	$41,296	$3,931	$11,919	$20,080	$41,256
Qualified Annuity	11,019	17,776	23,726	39,074	3,677	11,176	18,876	39,034
Minimum Expenses.  These examples assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:
	If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Nonqualified Annuity	$9,174	$12,193	$13,969	$19,486	$1,671	$5,181	$8,929	$19,446
Qualified Annuity	8,938	11,437	12,638	16,700	1,415	4,397	7,598	16,660
THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

RiverSource New Solutions Variable Annuity — Prospectus 13

Principal Risks of Investing in the Contract
Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. This contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and the option to purchase a living benefit mean that this contract is more beneficial to investors with a long-term investment horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the contract. Withdrawals may be subject to a significant withdrawal charge, depending on the option you select. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of your investment in a GPA as a result of a negative MVA. A withdrawal may reduce the value of your standard and optional benefits. A total withdrawal (surrender) will result in the termination of your contract.
Subaccount Risk. Amounts that you invest in the subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the subaccounts that you select make money, your contract value goes up, and if they lose money, your contract value goes down. Each subaccount’s performance depends on the performance of its underlying Fund. Each underlying Fund has its own investment risks, and you are exposed to the Fund’s investment risks when you invest in a subaccount. You are responsible for selecting subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. For risks associated with any Fixed Account options, see Financial Strength and Claims-Paying Ability Risk below.
GPA Risk. Each GPA pays an interest rate declared by us when you make an allocation to that account and is fixed for the guarantee period you choose. We will periodically change the declared interest rate for future allocations to these accounts at our discretion based, in part, on various factors including, but not limited to, the interest rate environment returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses.
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPA prior to 30 days before the end of the guarantee period. At all other times, and unless an exception applies, we will apply a MVA if you withdraw or transfer contract value from a GPA or you elect an annuity payout plan while you have contract value invested in a GPA. The MVA may be negative, positive or result in no change depending on how the guaranteed interest rate on your GPA compares to the new interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. You bear the risk of loss of principal due to a negative MVA. Partial withdrawals will reduce certain death benefits proportionally based on the percentage of contract value that is withdrawn and if you request a partial withdrawal from the GPAs that will give you the net amount you requested after we apply any applicable MVA and withdrawal charge, a negative MVA will increase the impact of the partial withdrawal on the value of the death benefit.
Selection Risk. The optional benefits under the contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you (if any) may not be elected after your contract is issued. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for an optional benefit that did not provide a financial benefit. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.
Investment Restrictions Risk. Certain optional benefits limit the investment options that are available to you and limit your ability to take certain actions under the contract. These investment requirements are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your contract value and the potential growth of your guaranteed benefits. This may conflict with your personal investment objectives.
Purchase Payment Risk. Your ability to make subsequent purchase payments is subject to restrictions. We reserve the right to limit or restrict purchase payments in certain contract years or based on age, and in conjunction with certain optional living and death benefit riders with advance notice. Also, our prior approval may be required before accepting certain purchase payments. We reserve the right to limit certain annuity features (for example, investment options) if prior approval is required. There is no guarantee that you will always be permitted to make purchase payments.
Purchase Payment Credit Risk. The expenses of the Contract may be higher than expenses for a similar contract that does not credit a purchase payment credit. Your purchase payment credits may be more than offset by the higher expenses associated with this Contract. A purchase payment credit may be reversed upon payment of a lump sum

14 RiverSource New Solutions Variable Annuity — Prospectus

death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied.
Contract Changes Risk. We reserve the right to make certain changes in the future, subject to applicable law. We reserve the right to (i) limit transfers to the regular one-year Fixed Account or (ii) change the percentage allowed to be transferred from the regular one-year Fixed Account. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion. We reserve the right to close or restrict approved investment options in our sole discretion. For certain optional living benefits, we also reserve the right to add, remove or modify allocation plans and requirements in our sole discretion.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our general account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity Risk. Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
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the corruption or destruction of data;
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theft, misuse or dissemination of data to the public, including your information we hold; and
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denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. The risk of cyberattacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.
Potential Adverse Tax Consequences. Tax considerations vary by individual facts and circumstances. Tax rules may change without notice. Generally, earnings under your contract are taxed at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59 ½. If you purchase a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral beyond what is provided in that retirement plan. Consult a tax professional.
The Variable Account and the Funds
Variable Account. The variable account was established under Indiana law on July 15, 1987. The variable account, consisting of Subaccounts, is registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.
The variable account meets the definition of a separate account under federal securities laws. Income, gains, and losses credited to or charged against the variable account reflect the variable account’s own investment experience and not the investment experience of RiverSource Life’s other assets. The variable account’s assets are held separately from RiverSource Life’s assets and are not chargeable with liabilities incurred in any other business of RiverSource Life.  RiverSource Life is obligated to pay all amounts promised to contract owners under the contracts. The variable account includes other Subaccounts that are available under contracts that are not described in this prospectus.
The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the Subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.
We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.

RiverSource New Solutions Variable Annuity — Prospectus 15

The Funds: The contract currently offers subaccounts investing in shares of the Funds. Contract value allocated to a Subaccount will vary based on the investment experience of the corresponding Fund in which the Subaccount invests. There is a risk of loss of the entire amount invested. Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance may be found in the Appendix A to this prospectus.
Please read the Funds’ prospectuses carefully for facts you should know before investing. These prospectuses containing more detailed information about the Funds are available by contacting us at 70100 Ameriprise Financial Center, Minneapolis, MN 55474, telephone: 1-800-862-7919, website: Ameriprise.com/variableannuities.
•
Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives.
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Fund name and management: An underlying Fund in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
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Eligible purchasers: All Funds are available to serve as the underlying investment options for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund Name and Management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate Fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate Funds. Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.
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Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation of a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.
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Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.

16 RiverSource New Solutions Variable Annuity — Prospectus

•
Revenue we receive from the funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest. The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management) and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated funds comprises the greatest amount and percentage of revenue we derive from payments made by the funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including, but not limited to expense payments and non-cash compensation, for various purposes:
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Compensating, training and educating investment professionals who sell the contracts.
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Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.
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Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to contract owners, authorized selling firms and investment professionals.
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Providing sub-transfer agency and shareholder servicing to contract owners.
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Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.
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Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
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Furnishing personal services to contract owners, including education of contract owners regarding the funds, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
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Subaccounting services, transaction processing, recordkeeping and administration.

RiverSource New Solutions Variable Annuity — Prospectus 17

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Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
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Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
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Compensation paid out of 12b-1 fees that are deducted from fund assets.
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Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
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Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We receive this revenue in the form of a cash payment.
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Compensation paid out of 12b-1 fees that are deducted from fund assets.

18 RiverSource New Solutions Variable Annuity — Prospectus

The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs)
The “Nonunitized” separate account: We hold amounts You allocate to the GPAs in a “nonunitized” separate account, which is maintained by Us and segregated from Our general assets and the Variable Account. This separate account provides an additional measure of assurance that We will make full payment of amounts due under the GPAs. Unlike the Variable Account (i.e., a unitized separate account), which has subaccounts and accumulation units, We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to Your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. See “The General Account” for more information.
The GPAs: The contract currently offers GPAs that earn fixed interest during guarantee periods. The available guarantee periods may vary by state. The GPAs may not be available for contracts in some states.
You may allocate purchase payments and purchase payment credits to one or more of the GPAs. The required minimum investment in each GPA is $1,000. Information regarding each GPA, including (i) its name, and (ii) its term may be found in Appendix A to this prospectus.
These accounts are not offered after annuity payouts begin.
Each GPA pays an interest rate that is declared at the time of your allocation to that account. Interest is credited daily. That interest rate is fixed for the guarantee period that you chose. We may periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on any Contract Value already allocated to a GPA. The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion. These rates generally will be based on factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses. Contact our Service Center at the number listed on the cover page of this prospectus for current interest rates.
A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. We will not apply an MVA to Contract Value you transfer or withdraw out of the GPAs during the 30-day period ending on the last day of the guarantee period. For more information about the MVA, see “Charges and Adjustments – Adjustments – Market Value Adjustments.”
During the 30 day window, which precedes the end of your GPA investment’s guarantee period, you may elect one of the following options: (i) reinvest the Contract Value in a new GPA with the same guarantee period; (ii) transfer the Contract Value to a GPA with a different guarantee period; (iii) transfer the Contract Value to any of the subaccounts or the one-year fixed account, or withdraw the Contract Value (subject to applicable withdrawal and transfer provisions). We will send you a letter prior to the end of your guarantee period that lists the available GPAs or you can contact our Service Center at the number listed on the cover page of this prospectus for the GPAs currently available to you. If we do not receive any instructions by the end of your guarantee period, we will automatically transfer the Contract Value into the shortest GPA term offered in your state.

RiverSource New Solutions Variable Annuity — Prospectus 19

The General Account
The general account includes all assets owned by RiverSource Life, other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your contract including any optional benefits offered under the contract. These guarantees are subject to the claims-paying ability and financial strength of RiverSource Life. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of annuities and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is supported by our general account that we make available under the contract.
The One-Year Fixed Account
You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are subject to the creditworthiness and continued claims-paying ability of the company’s general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. The guaranteed minimum interest rate offered will never be less than the fixed account minimum interest rate required under state law. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings.
There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see “Making the Most of Your Contract – Transfer Policies”).
Because of exemptive and exclusionary provisions, we have not registered interests in the one-year fixed account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the one-year fixed account nor any interests in the one-year fixed account are subject to the provisions of these Acts.
The one-year fixed account has not been registered with the SEC. Disclosures regarding the one-year fixed account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Buying Your Contract
New contracts are not currently being offered.
We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable
As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 90 or younger. (The age limit may be younger for qualified annuities in some states.)
When you applied, you selected (if available in your state):
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the one-year fixed account, GPAs and/or subaccounts in which you wanted to invest(1);
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how you wanted to make purchase payments;
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the optional MAV Death Benefit(2);
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the optional GMIB(3);
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the optional Performance Credit Rider(3);
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the optional Benefit Protector Death Benefit Rider(4);
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the optional Benefit Protector Plus Death Benefit Rider(4); and

20 RiverSource New Solutions Variable Annuity — Prospectus

•
a beneficiary.
(1)
GPAs may not be available in some states.
(2)
Available if both you and the annuitant are 79 or younger at contract issue. May not be available in all states.
(3)
You may select either the GMIB or the PCR, but not both. Riders may not be available in all states. The GMIB is available if the annuitant is 75 or younger at contact issue. If you select the GMIB you must select the MAV rider.
(4)
Available if you and the annuitant are 75 or younger at contract issue. These riders may not be available in all states.
The contract provides for allocation of purchase payments to the subaccounts of the variable account to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum for the GPAs.
We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our Service Center. We will credit additional eligible purchase payments you make to your accounts on the valuation date we receive them. If we receive your purchase payment at our Service Center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our Service Center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.
You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.
In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.
Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Contract Exchanges
You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract. Generally, you can exchange one annuity for another or for a qualified long-term care policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (IRS) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period may begin when you exchange into the new contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes — 1035 Exchanges.”)
The Retirement Date
Annuity payouts begin on the retirement date. This means that the contract will be annuitized or converted to a stream of monthly payments. If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. You will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we processed your application, we established the retirement date to be the maximum age then in effect (or contract anniversary if applicable). Unless otherwise elected by you, all retirement dates are now automatically set to the maximum age of 95 now in effect. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.
The retirement date must be:
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no earlier than the 30th day after the contract’s effective date; and no later than
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the annuitant’s 95th birthday or the tenth contract anniversary, if later,
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or such other date as agreed to by us but not later than the owner’s 105th birthday.

RiverSource New Solutions Variable Annuity — Prospectus 21

Six months prior to your retirement start date, we will contact you with your options including the option to postpone your retirement start date to a future date. You can choose to delay the retirement start date of your contract to a date beyond age 95, to the extent allowed by applicable state law and tax laws.
If you do not make an election, annuity payouts using the contract’s default option of annuity payout Plan B – Life with 10 years certain will begin on the retirement start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, we will continue to make payments until 10 years of payments have been made.
Generally, if you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your retirement start date, your contract will not be automatically annuitized (subject to state requirements). However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.
Beneficiary
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)
Purchase Payments
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.
Minimum purchase payments
If paying by SIP:
$50 for additional payments.
If paying by any other method:
$100 for additional payments.
Maximum total allowable purchase payments*
$1,000,000
*
This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code’s limits on annual contributions also apply.
How to Make Purchase Payments

1 Electronically and By SIP
Contact your investment professional to move money electronically or to complete the necessary SIP paperwork.

2 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Purchase Payment Credits
You will generally receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.
We apply a credit to your contract of 1% of your current payment. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, one-year fixed account and subaccounts in the same proportions as your purchase payment.
We fund the credit from our general account. We do not consider credits to be “investments” for income tax purposes. (See “Taxes.”)

22 RiverSource New Solutions Variable Annuity — Prospectus

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).
To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to “Contingent events” (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge – Contingent events”), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.
Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.
This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.
Limitations on Use of Contract
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.
Charges and Adjustments
Transaction Expenses
Withdrawal Charge
If you withdraw all or part of your contract value, we may deduct a withdrawal charge from the contract value if all or part of the withdrawal amount is from any purchase payment we received less than eight years before the date of withdrawal. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to an MVA. (See “Charges and Adjustments – Adjustments – Market Value Adjustments”.) The withdrawal charge helps Us cover sales and distribution expenses. For purposes of calculating the withdrawal charge, we do not consider purchase payment credits as part of your purchase payments.
Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.
You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount (“TFA”). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:
(a)
is 10% of your prior anniversary’s contract value; and
(b)
is current contract earnings, which includes any purchase payment credits.
NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, or the one-year fixed account or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary’s contract value during the first contract year.

RiverSource New Solutions Variable Annuity — Prospectus 23

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:
1.
First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary’s contract value. We do not assess a withdrawal charge on this amount.
2.
Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.
3.
Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.
4.
Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a “first-in, first-out” (FIFO) basis. We do assess a withdrawal charge on these payments.
NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:
PPW = XSF +	(ACV – XSF)	×	(PPNPW – XSF)
(CV – TFA)
If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.
We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.
The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn:
Years from purchase payment receipt	Withdrawal charge payment receipt
1	8%
2	8
3	7
4	7
5	6
6	5
7	3
Thereafter	0
For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.
The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.
Withdrawal charge calculation example
The following is an example of the calculation we would make to determine the withdrawal charge on a contract with this history:
•
We receive these payments
–
$10,000 initial;
–
$8,000 on the seventh contract anniversary; and
–
$6,000 on the eighth contract anniversary; and
•
You withdraw the contract for its total withdrawal value of $38,101 during the eleventh contract year and make no other withdrawals during that contract year; and
•
The prior anniversary contract value is $38,488.

24 RiverSource New Solutions Variable Annuity — Prospectus

Withdrawal Charge	Explanation
$0	$3,848.80 is 10% of the prior anniversary’s contract value withdrawn without withdrawal charge; and
0	$10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
0	$10,000 initial purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
560	$8,000 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and
420	$6,000 purchase payment is in its third year from receipt withdrawn with a 7% withdrawal charge.
$980
Waiver of withdrawal charges
We do not assess withdrawal charges for:
•
withdrawals of any contract earnings;
•
withdrawals of amounts totaling up to 10% of your prior contract anniversary’s contract value to the extent it exceeds contract earnings;
•
required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;
•
contracts settled using an annuity payout plan unless an annuity payout Plan E is later fully withdrawn;
•
withdrawals made as a result of one of the “Contingent events”* described below to the extent permitted by state law; and
•
death benefits.*
*
However, we will reverse certain purchase payment credits credited within 12 months of a withdrawal under this provision. (See “Buying Your Contract — Purchase Payment Credits.”)
Contingent events
•
Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.
•
To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician’s statement. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.
Liquidation charge under Annuity Payout Plan E – Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to withdraw those payments. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The liquidation charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate.
Fixed Payouts: Withdrawal charge for Fixed Annuity Payout Plan E – Payouts for a specified period: If you are receiving annuity payments under this annuity payout plan, you can choose to take a withdrawal and a withdrawal charge may apply.
A withdrawal charge will be assessed against the present value of any remaining guaranteed payouts withdrawn. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) the annual effective interest rate and periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you have withdrawn, the present value determined will be multiplied by the withdrawal charge percentage in the table below and deducted from the present value to determine the net present value you will receive.
Number of Completed Years Since Annuitization	Withdrawal charge percentage
0	Not applicable*

RiverSource New Solutions Variable Annuity — Prospectus 25

Number of Completed Years Since Annuitization	Withdrawal charge percentage
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit withdrawals in the first year after annuitization.
We will provide a quoted present value (which includes the deduction of any withdrawal charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following withdrawal will be reduced to zero.
Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.
Annual Contract Expenses
Base Contract Expenses
Base Contract Expenses consist of the contract administrative charge and mortality and expense risk fee.
Contract Administrative Charge
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.
We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.
If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.
Variable Account Administrative Charge
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.
Mortality and Expense Risk Fee
We charge these fees daily to the subaccounts as a percentage of the daily contract value in the variable account. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. The fees listed below are the current fees and they cannot be changed.
The mortality and expense risk fee you pay is based on the death benefit guarantee you select and whether the contract is a qualified annuity or a nonqualified annuity.
	Qualified annuities	Nonqualified annuities
ROP death benefit	0.85%	1.10%
MAV death benefit	0.95	1.20
Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

26 RiverSource New Solutions Variable Annuity — Prospectus

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.
The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•
first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
•
then, if necessary, the funds redeem shares to cover any remaining fees payable.
We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.
Adjustments
Market Value Adjustments
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period. At all other times, and unless one of the exceptions described below applies, we will apply an MVA if you make certain transactions while you have contract value invested in a GPA. The following transactions when applied to a GPA, which we refer to as "early withdrawals," are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
No MVA will apply to:
•
amounts withdrawn under contract provisions that waive withdrawal charges for Hospital or Nursing Home Confinement and Terminal Illness Diagnosis;
•
automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep Strategy. In some states, the MVA is limited; and
•
amounts deducted for fees and charges.
The application of an MVA may result in either a gain or loss. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. Under certain death benefits, the value of the death benefit is reduced proportionally when you take a partial withdrawal based on the percentage of contract value that is withdrawn. If you request a partial withdrawal from the GPAs that will give you the net amount you requested after we apply any applicable MVA and withdrawal charge, the MVA could increase or decrease the percentage of contract value that is withdrawn. In these circumstances, a negative MVA would increase the impact of a partial withdrawal on the value of the death benefit.
When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The MVA is sensitive to changes in current interest rates. The MVA, which can be zero, positive or negative, reflects the relationship between the guaranteed interest rate that applies to the GPA from which you are taking an early withdrawal and the interest rate we are then currently crediting on new GPAs that mature at the same time. The magnitude of any applicable MVA will depend on the difference in these current guaranteed interest rates at the time of the early withdrawal corresponding to the time remaining in your guarantee period and your guaranteed interest rate. If interest rates have increased, the MVA will generally be negative and the early withdrawal amount will be less; if interest rates have decreased, the MVA will generally be positive and the early withdrawal amount will be increased. This is summarized in the following table:
If your GPA rate is:	The MVA is:
Less than the new GPA rate + 0.10%	Negative
Equal to the new GPA rate + 0.10%	Zero
Greater than the new GPA rate + 0.10%	Positive

RiverSource New Solutions Variable Annuity — Prospectus 27

The precise MVA formula we apply is as follows:
Early withdrawal amount	×	[	(1 + i	)	(n/12)	–1	]	=	MVA
1 + j + .001

Where i	=	rate earned in the GPA from which amounts are being transferred or withdrawn.
j	=	current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).
n	=	number of months remaining in the current Guarantee Period (rounded up to the next month).
Withdrawal charges and other charges applicable to your contract and optional benefit riders you have elected may also apply to an early withdrawal. As noted above, we do not apply MVAs to the amounts we deduct for fees and charges, including withdrawal charges. We will deduct any applicable withdrawal charge from your early withdrawal after applying the MVA. Please note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.
Contact our Service Center at the number listed on the cover page of this prospectus for a quote of the impact an early withdrawal would have on your contract value. Values fluctuate daily and the actual MVA applied at the time an early withdrawal is processed may be more or less than the values quoted at the time of your call. Additional information about MVAs, including MVA examples, is located in the Statement of Additional Information (“SAI”).
The MVA is intended to protect us from losses on the investments we hold to support our guaranteed interest rates when we must pay out amounts that are removed from the GPAs early.
Optional Benefit Charges
Optional Living Benefit Charges
Guaranteed Minimum Income Benefit Rider (GMIB) Fee
We deduct a charge (currently 0.30%) based on adjusted Contract value for this optional feature only if you select it(1). If selected, we deduct the charge from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.
If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.
We calculate the fee as follows:
0.30% × (CV + ST – FAV)
CV	=	contract value on the contract anniversary
ST	=	transfers from the subaccounts to the GPAs or the one-year fixed account made six months before the contract anniversary.
FAV	=	the value of your GPAs and the one-year fixed account on the contract anniversary.
The result of ST – FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs or the one-year fixed account.
Example
•
You purchase the contract with a payment of $50,000 and allocate all of your payment to the subaccounts.
•
During the first contract year your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.
•
On the first contract anniversary the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.
•
The GMIB fee percentage is 0.30%.

We calculate the charge for the GMIB as follows:
Contract value on the contract anniversary:	$73,250
plus transfers from the subaccounts to the one-year fixed account in the six months before the contract anniversary:	+15,000
minus the value of the one-year fixed account on the contract anniversary:	–15,250

28 RiverSource New Solutions Variable Annuity — Prospectus

$73,000
The GMIB fee charged to you: 0.30% × $73,000 =	$219
Performance Credit Rider (PCR) Fee
We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.
If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.
Optional Death Benefit Charges
Benefit Protector Death Benefit Rider Fee
We deduct a charge for the optional feature only if you select it. The current annual fee is 0.25% of your contract value on each contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.
Benefit Protector Plus Death Benefit Rider Fee
We charge a fee for the optional feature only if you select it. The current annual fee is 0.40% of your contract value on each contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.
Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds.
Premium Taxes
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.
Valuing Your Investment
We value your accounts as follows:
GPAs and One-Year Fixed Account
We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:
•
the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);
•
plus any purchase payment credits allocated to the GPAs and one-year fixed account;
•
plus interest credited;
•
minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;
•
minus any prorated portion of the contract administrative charge; and

RiverSource New Solutions Variable Annuity — Prospectus 29

•
minus the prorated portion of the fee for any of the following optional benefits you have selected:
–
Guaranteed Minimum Income Benefit rider
–
Performance Credit rider
–
Benefit Protector rider
–
Benefit Protector Plus rider
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).
The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.
Here is how we calculate accumulation unit values:
Number of units: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.
Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•
adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
•
dividing that sum by the previous adjusted net asset value per share; and
•
subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.
Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.
Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value.
The number of accumulation units you own may fluctuate due to:
•
additional purchase payments you allocate to the subaccounts;
•
transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);
•
partial withdrawals;
•
withdrawal charges;
and the deduction of a prorated portion of:
•
the contract administrative charge; and
•
the fee for any of the following optional benefits you have selected:
–
Guaranteed Minimum Income Benefit rider
–
Performance Credit rider;
–
Benefit Protector rider; and or
–
Benefit Protector Plus rider.
Accumulation unit values will fluctuate due to:
•
changes in fund net asset value;
•
fund dividends distributed to the subaccounts;
•
fund capital gains or losses;
•
fund operating expenses; and

30 RiverSource New Solutions Variable Annuity — Prospectus

•
mortality and expense risk fee and the variable account administrative charge.
Making the Most of Your Contract
Automated Dollar-Cost Averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		Jun	100	18	5.56
		Jul	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.
Special Dollar-Cost Averaging (Special DCA) Program
If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.
You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into GPAs, the one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.
(1)
“Net contract value” equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.
We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. From time to time, we may credit interest to the Special DCA account at promotional rates that are higher than those we credit to the one-year fixed account. We base these rates on competition and on the

RiverSource New Solutions Variable Annuity — Prospectus 31

interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.
We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.
If you make additional purchase payments while a Special DCA account term is in progress, the amounts you allocate to an existing Special DCA account will be transferred out of the Special DCA account over the reminder of the term. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.
You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.
You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.
We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.
The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.
Asset Rebalancing
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

32 RiverSource New Solutions Variable Annuity — Prospectus

Transferring Among Accounts
You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.
The date your request to transfer will be processed depends on when and how we receive it:
For transfer requests received in writing:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
For transfer requests received by phone:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.
We may suspend or modify transfer privileges at any time.
For information on transfers after annuity payouts begin, see “Transfer Policies” below.
Transfer Policies
•
Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer.
•
It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.
•
You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value unless an exception applies (see “Charges and Adjustments – Adjustments – Market Value Adjustments”).
•
If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the subaccounts or the GPAs will be effective on the valuation date we receive it.
•
Once annuity payouts begin, you may not make transfers to or from the one-year fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest.
•
Once annuity payouts begin, you may not make any transfers to the GPAs.
*
Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.
Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts

RiverSource New Solutions Variable Annuity — Prospectus 33

within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•
diluting the value of an investment in an underlying fund in which a subaccount invests;
•
increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,
•
preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90-day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.
If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
•
requiring transfer requests to be submitted only by first-class U.S. mail;
•
not accepting hand-delivered transfer requests or requests made by overnight mail;
•
not accepting telephone or electronic transfer requests;
•
requiring a minimum time period between each transfer;
•
not accepting transfer requests of an agent acting under power of attorney;
•
limiting the dollar amount that you may transfer at any one time;
•
suspending the transfer privilege; or
•
modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund,

34 RiverSource New Solutions Variable Annuity — Prospectus

and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•
Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•
Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•
Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•
Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.
How to Request a Transfer or Withdrawal

1 By automated transfers and automated partial withdrawals
Your investment professional can help you set up automated transfers or partial withdrawals among your subaccounts, GPAs or the one-year fixed accounts.
You can start or stop this service by written request or other method acceptable to us.
You must allow 30 days for us to change any instructions that are currently in place.
•
Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.
•
Automated withdrawals may be restricted by applicable law under some contracts.
•
You may not make systematic purchase payments if automated partial withdrawals are in effect.
•
Automated partial withdrawals may result in income taxes and penalties on all or part of the amount withdrawn.

Minimum amount
Transfers or withdrawals:	$100 monthly
$250 quarterly, semiannually or annually

2 By phone
Minimum amount
Call:
1-800-333-3437
Transfers or withdrawals:	$500 or entire account balance
Maximum amount
Transfers:	Contract value or entire account balance
Withdrawals:	$100,000

RiverSource New Solutions Variable Annuity — Prospectus 35

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.
Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

3 By letter
Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our Service Center:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Minimum amount
Transfers or withdrawals:	$500 or entire account balance

Maximum amount
Transfers or withdrawals:	Contract value or entire account balance
*
Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
Withdrawals
You may withdraw all or part of your contract at any time before the retirement date by sending us a written request or calling us.
The date your withdrawal request will be processed depends on when and how we receive it:
For withdrawal requests received in writing:
•
If we receive your withdrawal request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request.
•
If we receive your withdrawal request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request.
For withdrawal requests received by phone:
•
If we receive your withdrawal request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request.
•
If we receive your withdrawal request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request.
We may ask you to return the contract. You may have to pay a contract administrative charge, withdrawal charges or any applicable optional rider charges (see “Charges and Adjustments”), federal income taxes and penalties. State and local income taxes may also apply (see “Taxes”). In addition, purchase payment credits may be reversed. You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see “Optional Benefits”). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes – Qualified Annuities – Required Minimum Distributions”).

36 RiverSource New Solutions Variable Annuity — Prospectus

Withdrawal Policies
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in each subaccount , one-year fixed account or GPA must be either zero or at least $50.
Receiving Payment

1 By electronic payment
•
request that payment be sent electronically to your bank payable to you;
•
pre-authorization required.

2 By regular or express mail
•
payable to you;
•
mailed to address of record.
NOTE: We will charge you a fee if you request express mail delivery.
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.
Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
–
the NYSE is closed, except for normal holiday and weekend closings;
–
trading on the NYSE is restricted, according to SEC rules;
–
an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
–
the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total withdrawal amount until cleared from the originating financial institution.
TSA – Special Provisions
Participants in Tax-Sheltered Annuities
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.
In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.
The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.
The Code imposes certain restrictions on your right to receive early distributions from a TSA:
•
Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
–
you are at least age 59½;

RiverSource New Solutions Variable Annuity — Prospectus 37

–
you are disabled as defined in the Code;
–
you severed employment with the employer who purchased the contract;
–
the distribution is because of your death;
– you are terminally ill as defined in the Code;
– you are adopting or are having a baby;
– you are supplying Personal or Family Emergency Expense;
– you are a Domestic Abuse Victim;
– you are in need to cover Expenses and losses on account of a FEMA declared disaster;
–
the distribution is due to plan termination; or
–
you are a qualifying military reservist.
•
If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.
•
Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”).
•
The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.
Changing Ownership
You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our Service Center. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.
If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)
If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.
Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

38 RiverSource New Solutions Variable Annuity — Prospectus

Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Standard Benefits (no additional charge)
Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount among the subaccounts or from the one-year fixed account to one or more eligible subaccounts	N/A	N/A	•The three to ten year GPAs are not available for transfers
Special Dollar Cost Averaging (SDCA)	Allows the systematic transfer from the Special DCA fixed account to one or more eligible subaccounts	N/A	N/A
•Must be funded with a purchase
payment of at least $10,000, not
transferred contract value
•Only 6-month and 12-month options
may be available
•Transfers occur on a monthly basis
and the first monthly transfer
occurs one day after we receive
your purchase payment

Asset Rebalancing	Allows you to have your investments periodically rebalanced among the subaccounts to your pre-selected percentages	N/A	N/A
•You must have $2,000 in Contract
Value to participate.
•We require 30 days notice for you to
change or cancel the program
•You can request rebalancing to be
done either quarterly, semiannually
or annually

Automated Partial Withdrawals /Systematic Withdrawals	Allows automated partial withdrawals from the contract	N/A	N/A	•Additional systematic payments are not allowed with automated partial withdrawals •May result in income taxes and IRS penalty on all or a portion of amounts surrendered
Nursing Home or Hospital Confinement	Allows you to withdraw contract value without a withdrawal charge	N/A	N/A
•You must be confined to a hospital
or nursing home for the prior
60 days
•You must be under age 76 on the
contract issue date and
confinement must start after the
contract issue date
•Amount withdrawn must be paid
directly to you

Terminal Illness	Allows you to withdraw contract value without a withdrawal charge	N/A	N/A
•Terminal Illness diagnosis must
occur in after the first contract year
•Must be terminally ill and not
expected to live more than 12
months from the date of the
licensed physician statement
•Must provide us with a licensed
physician’s statement containing
the terminal illness diagnosis and
the date the terminal illness was
initially diagnosed

RiverSource New Solutions Variable Annuity — Prospectus 39

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
•Amount withdrawn must be paid directly to you
Death Benefits
ROP Death Benefit
Provides a death
benefit equal to the
greater of these values
minus any purchase
payment credits
subject to reversal and
any applicable rider
charges:
Contract Value or total
purchase payments
plus purchase payment
credits applied to the
contract, minus
adjusted partial
withdrawals
		7-year withdrawal charge schedule qualified annuity: 1.00% of contract value in the variable account non-qualified annuity: 1.25% of contract value in the variable account	7-year withdrawal charge schedule qualified annuity: 1.00% non-qualified annuity: 1.25%
•Must be elected at contract issue
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals, and such reductions
could be significant
•Annuitizing the Contract terminates
the benefit

MAV Death Benefit
Provides a death
benefit equal to the
greatest of these
values minus any
purchase payment
credits subject to
reversal and any
applicable rider
charges:
Contract Value, total
purchase payments
plus purchase payment
credits applied to the
contract, minus
adjusted partial
withdrawals, or the
maximum anniversary
value immediately
preceding the date of
death plus any
purchase payments
and purchase payment
credits since that
anniversary minus
adjusted partial
withdrawals
		7-year withdrawal charge schedule qualified annuity: 1.10% of contract value in the variable account non-qualified annuity: 1.35% of contract value in the variable account	7-year withdrawal charge schedule qualified annuity: 1.10% non-qualified annuity: 1.35%
•Available to owners age 79 and
younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary following
your 81st birthday.
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant.
•Annuitizing the Contract terminates
the benefit

Optional Benefits
Benefit Protector Death Benefit	Provides an additional death benefit, based on a percentage of contract earnings, to help offset expenses after death such as funeral expenses or federal and state taxes	0.25% of contract value	0.25%
•Available to owners age 75 and
younger
•Must be elected at contract issue
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•Annuitizing the Contract terminates
the benefit

40 RiverSource New Solutions Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Benefit Protector Plus Death Benefit	Provides an additional death benefit, based on a percentage of contract earnings, to help offset expenses after death such as funeral expenses or federal and state taxes	0.40% of contract value	0.40%
•Available to owners age 75 and
younger
•Must be elected at contract issue
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•The percentage of exchange
purchase payments varies by age
and is subject to a vesting
schedule.
•Annuitizing the Contract terminates
the benefit

Guaranteed Minimum Income Benefit Rider (GMIB)	Provides guaranteed minimum lifetime income regardless of investment performance	0.30% of adjusted contract value	0.30%
•Available to owners age 75 or
younger
•Must be elected at contract issue,
but some exceptions apply
•Certain withdrawals could
significantly reduce the GMIB
benefit base, which may reduce or
eliminate the amount of annuity
payments
•May have limitations on allocation
to the Money Market fund

Performance Credit Rider (PCR)	Provides additional benefit if your earnings are less than the target value on the tenth rider anniversary	0.15% of contract value	0.15%
•Must be elected at contract issue
•Not available with GMIB rider
•May not provide additional benefit
before the tenth contract
anniversary and it may not be
appropriate for issue ages 75 and
older due to a required waiting
period
•May have limitations on allocation
to the GPAs, one-year fixed account,
and Money Market fund

Benefits in Case of Death
There are two death benefit options under this contract: the Return of Purchase Payment Death Benefit (ROP) and the Maximum Anniversary Value (MAV) Death Benefit Rider. If either you or the annuitant are 80 or older at contract issue, we require the ROP death benefit. If both you and the annuitant are 79 or younger at contract issue, you can elect either the ROP death benefit or the MAV death benefit rider (if it is available in your state) on your application. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The death benefit option that applies determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges and Adjustments – Annual Contract Expenses – Mortality and Expense Risk Fee.”)
Under either death benefit, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death if you die before the retirement start date while this contract is in force. We will base the benefit paid on the death benefit coverage you selected when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.
Return of Purchase Payments (ROP) Death Benefit
The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of these two values less any purchase payment credits applied within 12 months of the date of death , minus any applicable rider charges:
1.
contract value; or

RiverSource New Solutions Variable Annuity — Prospectus 41

2.
total purchase payments plus purchase payments credits applied to the contract minus adjusted partial withdrawals.

Adjusted partial withdrawals for the ROP or MAV death benefit	=	PW × DB
CV

PW	=	the amount by which the contract value is reduced as a result of the partial withdrawal.
DB	=	the death benefit on the date of (but prior to) the partial withdrawal.
CV	=	contract value on the date of (but prior to) the partial withdrawal.
Example
•
You purchase the contract with a payment of $25,000.
•
On the first contract anniversary you make an additional purchase payment of $5,000.
•
During the second contract year the contract value falls to $28,000. You take a $1,500 partial withdrawal leaving a contract value of $26,500.
•
During the third contract year the contract value falls to $25,000.

We calculate the ROP death benefit as follows:
Contract value at death:	$25,000.00
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
Total purchase payments and purchase payment credits:	$30,000.00
minus ROP adjusted partial withdrawals calculated as:
$1,500 × $30,000 =	–1,607.14
$28,000
for a death benefit of:	$28,392.86
The ROP death benefit calculated as the greatest of these two values:		$28,392.86
Maximum Anniversary Value (MAV) Death Benefit
The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.
The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these three values less any purchase payment credits  added in the last 12 months:
1.
contract value;
2.
total purchase payments plus purchase payment credits applied to the contract minus adjusted partial withdrawals; or
3.
the maximum anniversary value immediately preceding the date of death plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.
Maximum Anniversary Value (MAV): We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary’s MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV if the current contract value is higher. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.
Example
•
You purchase the contract with a payment of $20,000.
•
On the first contract anniversary the contract value grows to $24,000.
•
During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

We calculate the MAV death benefit as follows:
Contract value at death:	$20,500.00

42 RiverSource New Solutions Variable Annuity — Prospectus

Purchase payments and purchase payment credits minus adjusted partial withdrawals:
Total purchase payments and purchase payment credits:	$20,000.00
minus the death benefit adjusted partial withdrawals, calculated as:
$1,500 × $20,000 =	–1,363.64
$22,000
for a death benefit of:	$18,636.36
The MAV immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals:
Greatest of your contract anniversary contract values:	$24,000.00
plus purchase payments and purchase payment credits made since that anniversary:	+0.00
minus the death benefit adjusted partial withdrawals, calculated as:
$1,500 × $24,000 =	–1,636.36
$22,000
for a death benefit of:	$22,363.64
The MAV death benefit, calculated as the greatest of these three values:		$22,363.64
If You Die Before Your Retirement Date
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled. Death claim requirements generally include due proof of death and will be detailed in the claim materials we send upon notification of death.
Nonqualified annuities
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)
If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•
the beneficiary elects in writing, and payouts begin no later than one year after your death, or other date as permitted by the IRS; and
•
the payout period does not extend beyond the beneficiary’s life or life expectancy.
Qualified annuities
The information below has been revised to reflect proposed regulations issued by the Internal Revenue Service that describe the requirements for required minimum distributions when a person or entity inherit assets held in an IRA, 403(b) or qualified retirement plan. This proposal is not final and may change. Contract owners are advised to work with a tax professional to understand their required minimum distribution obligations under the proposed regulations and federal law.  The proposed regulations can be found in the Federal Register, Vol. 87, No. 37, dated Thursday, February 24, 2022.
•
Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 73. If you attained age 73 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.
Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)

RiverSource New Solutions Variable Annuity — Prospectus 43

•
Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs on or after Jan. 1, 2020, the beneficiary is required to withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death unless they qualify as an “eligible designated beneficiary.” Your beneficiary may be required to take distributions during the 10-year period if you died after your Required Beginning Date. Eligible designated beneficiaries may continue to take proceeds out over your life expectancy if you died prior to your Required Beginning Date or over the greater of your life expectancy or their life expectancy if you died after your Required Beginning Date. Eligible designated beneficiaries include the surviving spouse: the surviving spouse;
•
a lawful child of the owner under the age of 21 (remaining amount must be withdrawn by the earlier of the end of the year the minor turns 31 or end of the 10th year following the minor's death);disabled within the meaning of Code section 72(m)(7);
•
chronically ill within the meaning of Code section 7702B(c)(2);
•
any other person who is not more than 10 years younger than the owner.
However, non-natural beneficiaries, such as estates and charities, are subject to a five-year rule to distribute the IRA if you died prior to your Required Beginning Date.
We will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under a payout plan available under this contract and:
•
the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•
the payout period does not extend beyond December 31 of the 10th year following your death or the applicable life expectancy for an eligible designated beneficiary.
•
Spouse and Non-spouse beneficiary: If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or annuitize the contract to deplete it within 10 years of your beneficiary’s death
•
Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary may continue depending on the annuity payout plan you elect, subject to adjustment to comply with the IRS rules and regulations.
How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the contract’s maturity date (the latest day on which income payments may begin under the contract) or 2) the date the death benefit is due and payable. If a contract matures or we determine a death benefit is payable, we will use our best efforts to locate you or designated beneficiaries. If we are unable to locate you or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your address or beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.
For nonqualified deferred annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner.
Optional Benefits
The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

44 RiverSource New Solutions Variable Annuity — Prospectus

Optional Death Benefits
Benefit Protector Death Benefit Rider (Benefit Protector)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.
If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.
Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.
The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•
the applicable death benefit, plus:
•
40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or
•
15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.
Earnings at death: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.
Terminating the Benefit Protector
•
You may terminate the rider within 30 days of the first rider anniversary.
•
You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•
The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.
Example of the Benefit Protector
•
You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit rider.
•
During the first contract year the contract value grows to $105,000. The death benefit under the MAV death benefit rider equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.
•
On the first contract anniversary the contract value grows to $110,000. The death benefit equals:

MAV death benefit (contract value):	$110,000
plus the Benefit Protector benefit which equals 40% of earnings at death
(MAV death benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV death benefit (MAV):	$110,000
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of

RiverSource New Solutions Variable Annuity — Prospectus 45

charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
MAV death benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($57,619 – $55,000) =	+1,048
Total death benefit of:	$58,667
•
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
•
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old.

The death benefit equals:
MAV death benefit (contract value):	$200,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000
Total death benefit of:	$255,000
•
During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:

MAV death benefit (contract value):	$250,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000
Total death benefit of:	$305,000
•
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:

MAV death benefit (contract value):	$250,000
plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000
Total death benefit of:	$308,000
If your spouse is the sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for “purchase payments not previously withdrawn” used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.
NOTE: For special tax considerations associated with the Benefit Protector, see “Taxes.”
Benefit Protector Plus Death Benefit Rider (Benefit Protector Plus)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector Plus provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.
If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector rider. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Since the

46 RiverSource New Solutions Variable Annuity — Prospectus

benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.
The Benefit Protector Plus provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•
the benefits payable under the Benefit Protector described above, plus
•
a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:
Rider Year	Percentage if you and the annuitant are under age 70 on the rider effective date	Percentage if you or the annuitant are age 70 or older on the rider effective date
One and Two	0%	0%
Three and Four	10%	3.75%
Five or more	20%	7.5%
Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:
•
the applicable death benefit plus:

Rider Year	If you and the annuitant are under age 70 on the rider effective date, add…	If you or the annuitant are age 70 or older on the rider effective date, add…
One	Zero	Zero
Two	40% × earnings at death (see above)	15% × earnings at death
Three & Four	40% × (earnings at death + 25% of initial purchase payment*)	15% × (earnings at death + 25% of initial purchase payment*)
Five or more	40% × (earnings at death + 50% of initial purchase payment*)	15% × (earnings at death + 50% of initial purchase payment*)
*
Initial purchase payments are payments made within 60 days of rider issue not previously withdrawn.
Terminating the Benefit Protector Plus
•
You may terminate the rider within 30 days of the first rider anniversary.
•
You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•
The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.
Example of the Benefit Protector Plus
•
You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.
•
During the first contract year the contract value grows to $105,000. The death benefit equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.
•
On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:

MAV death benefit (contract value):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV death benefit (MAV):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($110,000 – $100,000) =	+4,000
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.10 × $100,000 =	+10,000
Total death benefit of:	$124,000
•
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of

RiverSource New Solutions Variable Annuity — Prospectus 47

charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
MAV death benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($57,619 – $55,000) =	+1,048
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.10 × $55,000 =	+5,500
Total death benefit of:	$64,167
•
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit paid during the third contract year. The reduction in contract value has no effect.
•
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

MAV death benefit (contract value):	$200,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.20 × $55,000 =	+11,000
Total death benefit of:	$266,000
•
During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:

MAV death benefit (contract value less any purchase payment credits added in the last 12 months):	$249,500
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.20 × $55,000 =	+11,000
Total death benefit of:	$315,500
•
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:

MAV death benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.20 × $55,000 =	+11,000
Total death benefit of:	$319,000
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see “Benefits in Case of Death”).
NOTE: For special tax considerations associated with the Benefit Protector Plus, see “Taxes.”

48 RiverSource New Solutions Variable Annuity — Prospectus

Optional Living Benefits
Guaranteed Minimum Income Benefit Rider (GMIB)
The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:
•
you must hold the GMIB for 7 years;
•
the GMIB rider terminates* 30 days following the contract anniversary after the annuitant’s 86th birthday;
•
you can only exercise the GMIB within 30 days after a contract anniversary;
•
the MAV we use in the GMIB benefit base to calculate annuity payouts under the GMIB is limited after age 81; and
•
there are additional costs associated with the rider.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.
Be sure to discuss whether or not the GMIB is appropriate for your situation with your investment professional.
If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy required minimum distributions, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.
If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional annual charge (see “Charges and Adjustments”). You cannot select the GMIB if you add the Performance Credit Rider to your contract. You must elect the GMIB along with the MAV rider at the time you purchase your contract and your rider effective date will be the contract issue date.
In some instances we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.
Investment selection under the GMIB: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in the Columbia Variable Portfolio – Government Money Market Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.
Exercising the GMIB
•
you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.
•
the annuitant on the retirement date must be between 50 and 86 years old.
•
you can only take an annuity payout under one of the following annuity payout plans:
–
Plan A – Life Annuity – no refund
–
Plan B – Life Annuity with ten years certain
–
Plan D – Joint and last survivor life annuity – no refund
•
you may change the annuitant for the payouts.
When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

RiverSource New Solutions Variable Annuity — Prospectus 49

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:
Pt-1 (1 + i)	= Pt
1.05

Pt–1	=	prior annuity payout
Pt	=	current annuity payout
i	=	annualized subaccount performance
Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.
The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base (described below) equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.
GMIB benefit base: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of:
1.
contract value;
2.
total purchase payments and purchase payment credits minus adjusted partial withdrawals; or
3.
the MAV at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.
Keep in mind that the MAV is limited after age 81.
We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments and credits total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.
For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:
PMT × CVG
ECV

PMT	=	each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.
CVG	=	current contract value at the time you exercise the GMIB.
ECV	=
the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

Terminating the GMIB
•
You may terminate the rider within 30 days after the first rider anniversary.
•
You may terminate the rider any time after the seventh rider anniversary.
•
The rider will terminate on the date:
–
you make a full withdrawal from the contract;
–
a death benefit is payable; or
–
you choose to begin taking annuity payouts under the regular contract provisions.
•
The GMIB rider will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.

50 RiverSource New Solutions Variable Annuity — Prospectus

*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.
Example
You purchase the contract during the 2003 calendar year with a payment of $100,000 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.
There are no additional purchase payments and no partial withdrawals.
Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue. Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:
Contract anniversary	Contract value	Purchase payments	MAV	GMIB benefit base
1	$107,000	$101,000	$107,000
2	125,000	101,000	125,000
3	132,000	101,000	132,000
4	150,000	101,000	150,000
5	85,000	101,000	150,000
6	120,000	101,000	150,000
7	138,000	101,000	150,000	$150,000
8	152,000	101,000	152,000	152,000
9	139,000	101,000	152,000	152,000
10	126,000	101,000	152,000	152,000
11	138,000	101,000	152,000	152,000
12	147,000	101,000	152,000	152,000
13	163,000	101,000	163,000	163,000
14	159,000	101,000	163,000	163,000
15	215,000	101,000	215,000	215,000
NOTE: The MAV is limited after age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.
If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:
Contract anniversary at exercise	GMIB benefit base	Plan A – life annuity – no refund	Minimum Guaranteed Monthly Income
			Plan B – life annuity with ten years certain	Plan D – joint and last survivor life annuity – no refund
10	$152,000 (MAV)	$785.84	$766.08	$627.76
15	215,000 (Contract Value = MAV)	1,272.80	1,212.60	984.70
The payouts above are shown at guaranteed annuity rates of 3% as stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:
Contract anniversary at exercise	Contract value	Plan A – life annuity – no refund	Plan B – life annuity with ten years certain	Plan D – joint and last survivor life annuity – no refund
10	$126,000	$651.42	$635.04	$520.38
15	215,000	1,272.80	1,212.60	984.70
In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract.

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Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.
Performance Credit Rider (PCR)
The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see “Charges and Adjustments”). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.
If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select the GMIB rider option. In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year’s purchase payments and purchase payment credits.
Investment selection under the PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the Columbia Variable Portfolio – Government Money Market Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.
Target value: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year’s purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary’s target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.
Target value adjusted partial withdrawals	=	PW × TV
CV

PW	=	the partial withdrawal including any applicable withdrawal charge or MVA.
TV	=	the target value on the date of (but prior to) the partial withdrawal.
CV	=	contract value on the date of (but prior to) the partial withdrawal.
Exercising the PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:
Option A) You may choose to accept a PCR credit to your contract equal to:
5%	×	(PP – PCRPW – PP5)

PP	=	total purchase payments and purchase payment credits.
PCRPW	=
PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see
Appendix B.

PP5	=
purchase payments and purchase payment credits made in the prior five years. We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

Option B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

52 RiverSource New Solutions Variable Annuity — Prospectus

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.
If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year’s payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.
PCR reset: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year’s payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.
Terminating the PCR
•
You may terminate the PCR within 30 days following the first rider anniversary.
•
You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.
•
The PCR will terminate on the date:
–
you make a full withdrawal from the contract,
–
that a death benefit is payable, or
–
you choose to begin taking annuity payouts.
Example
•
You purchase the contract with a payment of $100,000 and we add a $1,000 purchase payment credit to the contract
•
There are no additional purchase payments and no partial withdrawals
•
On the tenth contract anniversary, the contract value is $200,000
•
We determine the target value on the tenth contract anniversary as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 × (1.072)10 = $101,000 × 2.00423 = $202,427.
Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:
5% × (PP – PCRPW – PP5) = 0.05 × ($101,000 – 0 – 0) = $5,050.
After application of the PCR credit, your total contract value would be $205,050.
•
During the eleventh contract year, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on the tenth contract anniversary ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to determine your monthly annuity payout amount.
•
If you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on the tenth contract anniversary with the target values first year’s payments equal to $205,050. We would make the next PCR credit determination on the twentieth contract anniversary.
The Annuity Payout Period
As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. Currently, we make annuity payments on a monthly, quarterly, semi-annually and annual basis. Assuming the initial payment is on the same date, more frequent payments will generally result in higher total payments over the year. As discussed below, certain annuity payout options have a “guaranteed period,” during which payments are guaranteed to continue. Longer guaranteed periods will generally result in lower monthly annuity payment amounts. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
We do not deduct any withdrawal charges upon retirement but withdrawal charges may apply when electing to exercise liquidity features we may make available under certain fixed annuity payout options.

RiverSource New Solutions Variable Annuity — Prospectus 53

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes – Nonqualified Annuities – Annuity payouts” and “Taxes – Qualified Annuities – Annuity payouts.” If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.
Amounts of fixed and variable payouts depend on:
•
the annuity payout plan you select;
•
the annuitant’s age and, in most cases, sex;
•
the annuity table in the contract; and
•
the amounts you allocated to the accounts at settlement.
In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts generally remain the same from month to month unless you have elected an option providing for increasing payments.
For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract – Transfer Policies.”
Annuity Tables
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)
Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.
Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.
Annuity Payout Plans
We make available variable annuity payouts where payout amounts will vary based on the performance of the variable account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before the retirement date. Generally, you may select one of the Plans A through E below or another plan agreed to by us.
•
Plan A – Life annuity – no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.
•
Plan B – Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period in the event the annuitant dies before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.
•
Plan C – Life annuity – installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.
•
Plan D – Joint and last survivor life annuity – no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

54 RiverSource New Solutions Variable Annuity — Prospectus

•
Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining payouts and pay it to you in a lump sum.
For Plan A, if the annuitant dies before the initial payment, no payments will be made. For Plan B, if the annuitant dies before the initial payment, the payments will continue for the guaranteed payout period. For Plan C, if the annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both annuitants die before the initial payment, no payments will be made; however, if one annuitant dies before the initial payment, the payments will continue until the death of the surviving annuitant.
In addition to the annuity payout plans described above, we may offer additional payout plans. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features will result in payouts ceasing.
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number. For annuity payment plans that do not involve lifetime income, the length of the guaranteed period will affect the amount of each payment. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
Utilizing a liquidity feature to withdraw the underlying value of remaining payouts may result in the assessment of a withdrawal charge (See “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”) or a 10% IRS penalty tax. (See “Taxes.”)
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number.
Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
•
in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or
•
over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.
If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.
Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect. Payments to beneficiaries are subject to adjustment to comply with the IRS rules and regulations.
Taxes
Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.
Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

RiverSource New Solutions Variable Annuity — Prospectus 55

Annuity payouts: Generally, unlike withdrawals described below, the income taxation of annuity payouts is subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity – no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Withdrawals: Generally, if you withdraw all or part of your nonqualified annuity your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.
You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59½ unless certain exceptions apply.
Withholding: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you have a valid U.S. address and payments are delivered inside the United States, you may be able to elect not to have federal income tax withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow you to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Federal and state tax withholding rules are subject to change. Annuity payouts and surrenders are subject to the tax withholding rules in effect at the time that they are made, which may differ from the rules described above.
Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death – If You Die Before the Retirement Date”).
Net Investment Income Tax: Certain investment income of high-income individuals (as well as estates and trusts) is subject to a 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.
Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (non-natural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until withdrawn or paid out.

56 RiverSource New Solutions Variable Annuity — Prospectus

Penalties: If you receive amounts from your nonqualified annuity before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
•
because of your death or in the event of non-natural ownership, the death of annuitant;
•
because you become disabled (as defined in the Code);
•
if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•
if it is allocable to an investment before Aug. 14, 1982; or
•
if annuity payouts are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange.
Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above.
Qualified Annuities
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.
When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.
Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or 3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such payout to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the

RiverSource New Solutions Variable Annuity — Prospectus 57

payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.
Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Withdrawals: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such withdrawal to be directly rolled over to another eligible retirement plan such as an IRA.
Withdrawals from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period or another qualifying event such as death or disability.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions (“RMDs”) beginning at age 73. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.
Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.
Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.
In the below situations, the distribution is subject to optional withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.
•
the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;
•
the payout is a RMD as defined under the Code;
•
the payout is made on account of an eligible hardship; or
•
the payout is a corrective distribution.
State withholding also may be imposed on taxable distributions.
Penalties: If you receive amounts from your qualified contract before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:
•
because of your death;

58 RiverSource New Solutions Variable Annuity — Prospectus

•
because you become disabled (as defined in the Code);
•
if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•
if the distribution is made following severance from employment during or after the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);
•
to pay certain medical or education expenses (IRAs only); or
•
if the distribution is made from an inherited IRA or others as allowed by the IRS.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Under current IRS requirements you are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death – If you Die Before the Retirement Date”).
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new withdrawal charge schedule for an annuity contract, or other product rules as applicable.
Assignment: You may not assign or pledge your qualified contract as collateral for a loan.
Other
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59½, if applicable, on the taxable portion.
We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.
RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.
The company includes in its taxable income the net investment income derived from the investment of assets held in its subaccounts because the company is considered the owner of these assets under federal income tax law.  The company may claim certain tax benefits associated with this investment income.  These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.
Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.

RiverSource New Solutions Variable Annuity — Prospectus 59

If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.
Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.
After annuity payouts begin, the number of votes you have is equal to:
•
the reserve held in each subaccount for your contract; divided by
•
the net asset value of one share of the applicable fund.
As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We are the legal owner of all fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from policy owners. We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions. As a result of this proportional voting, in cases when a small number of contract owners vote, their votes will have a greater impact and may even control the outcome.
To the extent that voting rights created under applicable federal securities laws are revised or alter the voting rights described herein, we reserve the right to proceed in accordance with those laws and regulatory guidance.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
•
laws or regulations change;
•
the existing funds become unavailable; or
•
in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.
If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund), provided we obtain any required SEC and state insurance law approval. The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
•
add new subaccounts;
•
combine any two or more subaccounts;
•
transfer assets to and from the subaccounts or the variable account; and
•
eliminate or close any subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

60 RiverSource New Solutions Variable Annuity — Prospectus

Sales of the Contract
New contracts are not currently being offered.
•
Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.
•
The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments We May Make to Selling Firms
•
We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.75% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.00% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.
•
We may pay selling firms an additional sales commission of up to 1.00% of purchase payments for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.
•
In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
•
sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
•
marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
•
providing service to contract owners; and
•
funding other events sponsored by a selling firm that may encourage the selling firm’s investment professionals to sell the contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.
Sources of Payments to Selling Firms
When we pay the commissions and other compensation described above from our assets. Our assets may include:
•
revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see “Fee Table and Examples”);
•
compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds – The Funds”);
•
compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds – The Funds”); and
•
revenues we receive from other contracts we sell that are not securities and other businesses we conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
•
fees and expenses we collect from contract owners, including withdrawal charges; and
•
fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements made with selling firms can potentially:
•
give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

RiverSource New Solutions Variable Annuity — Prospectus 61

•
cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•
cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.
Payments to Investment Professionals
•
The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.
•
To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.
Issuer
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts (including registered indexed linked annuity contracts) and life insurance policies.
We rely on the exemption from the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), provided by Rule 12h-7 under the 1934 Act. We are obligated to pay all amounts promised to you under the Contract, subject to our financial strength and claims paying ability.
Legal Proceedings
RiverSource Life is involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.
As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including Ameriprise Financial Services, LLC (“AFS”) and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.
These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity.
Financial Statements
The financial statements for the RiverSource Variable Annuity Account, as well as the consolidated financial statements of RiverSource Life, are in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by calling us at 1-800-862-7919, or can be found online at www.ameriprise.com/variableannuities.

62 RiverSource New Solutions Variable Annuity — Prospectus

Appendix A: Investment Options Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversource.annuityservice@ampf.com.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	AB VPS Large Cap Growth Portfolio (Class B) AllianceBernstein L.P.	0.90%	24.95%	15.87%	15.67%
Seeks long-term growth of capital.	AB VPS Relative Value Portfolio (Class B) AllianceBernstein L.P.	0.86%	12.76%	9.54%	9.39%
Seeks long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio (Class B) AllianceBernstein L.P.	1.16%[1]	5.96%	8.77%	9.45%
Seeks long-term capital appreciation.	Allspring VT Discovery All Cap Growth Fund - Class 1 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	0.75%[1]	21.35%	11.00%	12.39%
Seeks long-term capital appreciation.	Allspring VT Opportunity Fund - Class 1 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	0.75%[1]	15.35%	12.00%	11.05%
Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Variable Portfolio - Balanced Fund (Class 3) Columbia Management Investment Advisers, LLC	0.88%	14.43%	4.92%	9.28%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.80%	25.89%	8.28%	13.92%
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 3) Columbia Management Investment Advisers, LLC	0.49%[1]	4.84%	3.53%	2.16%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 3) Columbia Management Investment Advisers, LLC	0.38%	24.54%	8.52%	14.07%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Select Small Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC	0.98%[1]	13.81%	3.08%	9.33%

RiverSource New Solutions Variable Annuity — Prospectus 63

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3) Columbia Management Investment Advisers, LLC	0.59%	1.44%	(2.81%)	(0.95%)
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio Service Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.66%	33.63%	16.92%	13.50%
Seeks a high level of current income, while also considering growth of capital.	Fidelity® VIP High Income Portfolio Service Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.91%[1]	8.72%	2.65%	4.06%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Service Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.67%	17.35%	11.23%	9.10%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.94%	11.27%	5.75%	5.83%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.	Franklin Small-Mid Cap Growth VIP Fund - Class 2 Franklin Advisers, Inc.	1.08%[1]	11.04%	9.75%	9.32%

64 RiverSource New Solutions Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Non-diversified fund that seeks capital growth.	Invesco V.I. American Franchise Fund, Series I Shares Invesco Advisers, Inc.	0.85%	34.89%	15.84%	14.16%
Seeks long-term growth of capital.	Invesco V.I. Core Equity Fund, Series I Shares Invesco Advisers, Inc.	0.80%	25.60%	12.35%	9.42%
Seeks capital appreciation.	MFS® Massachusetts Investors Growth Stock Portfolio - Service Class Massachusetts Financial Services Company	0.97%[1]	15.98%	12.16%	12.91%
Seeks capital appreciation.	MFS® New Discovery Series - Service Class Massachusetts Financial Services Company	1.12%[1]	6.44%	4.71%	8.92%
Seeks total return.	MFS® Total Return Series - Service Class Massachusetts Financial Services Company	0.86%[1]	7.46%	5.89%	6.20%
Seeks long-term capital appreciation.	Putnam VT Emerging Markets Equity Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	1.36%[1]	15.77%	2.77%	4.03%
Seeks capital growth and current income.	Putnam VT Large Cap Value Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor; Sub-advisers- Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.80%	19.14%	12.45%	10.88%
Seeks long-term capital appreciation.	Putnam VT Sustainable Leaders Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.88%	23.02%	13.72%	13.50%
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund - Class 2 Templeton Asset Management Ltd., investment manager; Franklin Templeton Investment Management Limited, subadviser	1.36%[1]	7.67%	0.88%	3.98%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund - Class 2 Templeton Investment Counsel, LLC	1.06%[1]	(1.00%)	2.60%	2.38%
1
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.

RiverSource New Solutions Variable Annuity — Prospectus 65

The following is a list of investment options that earn fixed interest for a specified term currently available under the contract. We may change the features of the fixed interest options listed below and terminate existing options. We will provide you with written notice before doing so. Depending on the optional benefits you choose, you may not be able to invest in certain fixed investment options. See “The ‘Nonunitized’ Separate Account and the Guarantee Period Accounts (GPAs)” and “The One-Year Fixed Account” in the prospectus for more information about the fixed interest investment options.
Note: A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period. This may result in a significant reduction in your contract value. See “Charges and Adjustments – Adjustments –Market Value Adjustments” in the prospectus for more information about the MVA.
Name	Term	Minimum Guaranteed Interest Rate
2 Year Guarantee Period Account	2 Years	3.00%
3 Year Guarantee Period Account	3 Years	3.00%
4 Year Guarantee Period Account	4 Years	3.00%
5 Year Guarantee Period Account	5 Years	3.00%
6 Year Guarantee Period Account	6 Years	3.00%
7 Year Guarantee Period Account	7 Years	3.00%
8 Year Guarantee Period Account	8 Years	3.00%
9 Year Guarantee Period Account	9 Years	3.00%
10 Year Guarantee Period Account	10 Years	3.00%

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below or terminate existing Fixed Options. We will provide you with written notice before doing so.
Note: If amounts are withdrawn from a Fixed Option before the end of its term, we will not apply a contract adjustment.
Name	Term	Contract Issue Year	Minimum Guaranteed Interest Rate*
One-Year Fixed Account	1 Year	2002	3.00%
		2003	1.50% or 2.00%/3.00%† or 3.00%
		2004	1.50% or 2.00% or 2.00%/3.00%† or 3.00%
Special DCA Fixed Account	6 Months	2002	3.00%
		2003	1.50% or 2.00%/3.00%† or 3.00%
		2004	1.50% or 2.00% or 2.00%/3.00%† or 3.00%
Special DCA Fixed Account	1 Year	2002	3.00%
		2003	1.50% or 2.00%/3.00%† or 3.00%
		2004	1.50% or 2.00% or 2.00%/3.00%† or 3.00%
*
Minimum guaranteed interest rates vary by Issue State and Issue Date. See your Contract Data Page for your applicable minimum guaranteed interest rate.
†
2.00% for 10 years and 3.00% thereafter

66 RiverSource New Solutions Variable Annuity — Prospectus

Appendix B: Performance Credit Rider Adjusted Partial Withdrawal
Step one:
For each withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):
RPA	=	Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.
NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.
RPA adjusted partial withdrawals	=	PW × RPA
CV

PW	=	the partial withdrawal including any applicable withdrawal charge or MVA.
CV	=	the contract value on the date of (but prior to) the partial withdrawal.
RPA	=	the remaining premium amount on the date of (but prior to) the partial withdrawal.
Step two:
For each withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):
EPA	=
Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.
EPA adjusted partial withdrawals	=	PW × EPA	×	EPA
		CV		RPA

PW	=	the partial withdrawal including any applicable withdrawal charge or MVA.
CV	=	the contract value on the date of (but prior to) the partial withdrawal.
EPA	=	the eligible premium amount on the date of (but prior to) the partial withdrawal.
RPA	=	the remaining premium amount on the date of (but prior to) the partial withdrawal.
Step three:
The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the sum of each EPA adjusted partial withdrawal.
Example: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.
•
You purchase the contract with an initial purchase payment of $100,000.
•
On the sixth contract anniversary you make an additional purchase payment in the amount of $100,000.
•
Contract values before any partial withdrawals are shown below.
•
On the third contract anniversary you make a partial withdrawal in the amount of $10,000.
•
On the eighth contract anniversary you make another partial withdrawal in the amount of $10,000.

RiverSource New Solutions Variable Annuity — Prospectus 67

NOTE: The shaded portion of the table indicates the five year exclusion period.
Contract Duration in Years	Total purchase payments	Contract value
At Issue	$100,000	$100,000
1	100,000	110,000
2	100,000	115,000
3	100,000	120,000
4	100,000	115,000
5	100,000	120,000
6	200,000	225,000
7	200,000	230,000
8	200,000	235,000
9	200,000	230,000
10	200,000	235,000
Step one: For each withdrawal made within the current calculation period we calculate the RPA:
For the first partial withdrawal on the third contract anniversary:
RPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal minus the RPA
adjusted partial withdrawals for all previous partial
withdrawals = $100,000 – 0 = $100,000
RPA adjusted partial withdrawal =
$10,000 × $100,000	= $8,333
$120,000
For the second partial withdrawal on the eighth contract anniversary:
RPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal minus the RPA
adjusted partial withdrawals for all previous partial
withdrawals = $200,000 – $8,333 = $191,667
RPA adjusted partial withdrawal =
$10,000 × $191,667	= $8,156
$235,000
Step two: For each withdrawal made within the current calculation period, we calculate the EPA:
For the first partial withdrawal on the third contract anniversary:
EPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal AND the
five-year exclusion period minus the EPA adjusted partial
withdrawals for all previous partial withdrawals =
$100,000 – 0 = $100,000
EPA adjusted partial withdrawal =
$10,000 × $100,000	×	$100,000	= $8,333
$120,000		$100,000
For the second partial withdrawal on the eighth contract anniversary:
EPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal AND the
five-year exclusion period minus the EPA adjusted partial
withdrawals for all previous partial withdrawals =
$100,000 – $8,333 = $91,667
EPA adjusted partial withdrawal =
$10,000 × $91,667	×	$91,667	= $1,866
$235,000		$191,667
Step three: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.
PCRPW amount = $8,333 + $1,866 = $10,199

68 RiverSource New Solutions Variable Annuity — Prospectus

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The Statement of Additional Information (SAI) includes additional information about the Contract. The SAI, dated the same date as this prospectus, is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy of the SAI, or for more information about the Contract, call us at 1-800-862-7919, visit our website at riversource.com/annuities or write to us at: 70100 Ameriprise Financial Center Minneapolis, MN 55474.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
PRO9042_12_D02_(09/25)
Reports and other information about RiverSource Variable Annuity Account and RiverSource Life Insurance Company are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000044139; C000267021
© 2008-2024 RiverSource Life Insurance Company. All rights reserved.

Prospectus
September 22, 2025
Evergreen
Essential Variable Annuity
Individual Flexible Premium Deferred Combination Fixed/Variable Annuity
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
829 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-333-3437 (Service Center) RiverSource Variable Annuity Account
This prospectus contains information that you should know before investing in the Evergreen Essential Variable Annuity (Contract), a flexible premium deferred combination fixed/variable annuity contract issued by RiverSource Life Insurance Company (“RVS Life”, “we”, “us” and “our”). The Contract offers five-year and seven-year withdrawal charge schedules. All material terms and conditions of the contracts, including material state variations and distribution channels, are described in this prospectus.
The Contract allows you to invest your money in (i) available subaccounts investing in shares of underlying funds, each of which has a particular investment objective, investment strategies, fees and expenses; or (ii) the one-year fixed account, special dollar cost averaging ("SDCA") fixed account, and guarantee period accounts (“GPAs”), each of which earn fixed interest at rates that we adjust periodically and declare when you make an allocation to that account. Additional information regarding each investment option is provided in Appendix A – Investment Options Available Under the Contract.
The Contract is a complex investment and involves risks, including loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in withdrawal charges, taxes, and tax penalties. If you remove money from the GPA prior to 30 days before the end of the guarantee period, we will apply a market value adjustment (“MVA”), which may be positive or negative. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. Withdrawals from the contract could also reduce the amount of certain optional benefits by more than the dollar amount of the withdrawal, and such reductions could be significant.
An investment in the Contract is subject to the risks related to RVS Life. Any obligations under the Contract are subject to our financial strength and claims-paying ability.
The contract is no longer available for new purchases. The contract is no longer being sold and this prospectus is designed for current contract owners. In addition to the possible state variations, you should note that your Contract features and charges may vary depending on the date on which you purchased your Contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract for contract variation information and timing.
The Contract provides for purchase payment credits which we may reverse upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied (See “Buying Your Contract — Purchase Payment Credits”). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.
Additional information about certain investment products, including variable annuities and market value adjusted annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Evergreen Essential Variable Annuity — Prospectus 1

2 Evergreen Essential Variable Annuity — Prospectus

Key Terms
These terms can help you understand details about your contract.
Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.
Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contract value: The total value of your contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Funds: A portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC") in which the Subaccounts invest.  May also be referred to as an underlying Fund.
Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.
Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss.
Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.
One-year fixed account: Part of our general account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.
Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a non-natural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a non-natural person or a revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust or irrevocable grantor trust, the annuitant(s) selected must be the grantor(s) of the trust to assure compliance with Section 72(s) of the Code.
Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:
•
Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code
•
Roth IRAs including inherited Roth IRAs under Section 408A of the Code
•
SIMPLE IRAs under Section 408(p) of the Code
•
Simplified Employee Pension (SEP) plans under Section 408(k) of the Code
•
Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

Evergreen Essential Variable Annuity — Prospectus 3

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.
All other contracts are considered nonqualified annuities.
Retirement date: The date when annuity payouts are scheduled to begin.
Rider effective date: The date a rider becomes effective as stated in the rider.
Separate Account: An insulated segregated account, the assets of which are invested solely in an underlying Fund. We call this the Variable Account.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Subaccount: A division of the Variable Account, each of which invests in one Fund.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable Account: Refers to the RiverSource Variable Annuity Account, a Separate Account established to hold contract owners’ assets allocated to the Subaccounts, each of which invests in a particular Fund.
Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

4 Evergreen Essential Variable Annuity — Prospectus

Overview of the Contract
Purpose: The purpose of the contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments.
We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations.
The contract offers various optional features and benefits that may help you achieve financial goals.
It may be appropriate for you if you have a long-term investment horizon and your financial goals are consistent with the terms and conditions of the contract.
It is not intended for investors whose liquidity needs require frequent withdrawals in excess of free amount. If you plan to manage your investment in the contract by frequent or short-term trading, the contract is not suitable for you.
Phases of the Contract:
The contracts have two phases: the Accumulation Phase and the Income Phase.
Accumulation Phase. During the Accumulation Phase, you make purchase payments by investing in: available Subaccounts, each of which has a particular investment objective, investment strategies, fees and expenses; the one-year fixed account, special dollar cost averaging ("SDCA") fixed account, and GPAs which earn interest at rates that we adjust periodically and declare when you make an allocation to that account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. The GPAs have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to them. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than thirty days before the end of its guarantee period. You may be able to purchase an optional benefit to reduce the investment risk you assume under your contract.
A list of Investment Options and additional information regarding each Investment option available under the contract is provided in Appendix A – Investment Options Available Under the Contract.
The amount of money you accumulate under your contract depends (in part) on the performance of the Subaccounts you choose or the rates you earn on allocations to the one-year fixed account, special dollar cost averaging ("SDCA") fixed account, and GPAs. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period. You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. You may transfer money between investment options during the Accumulation Phase, subject to certain restrictions. Your contract value impacts the value of your contract’s benefits during the Accumulation Phase, including any optional benefits, as well as the amount available for withdrawal, annuitization and death benefits.
Income Phase. The Income Phase begins when you (or your beneficiary) choose to annuitize the contract. You can apply your contract value(less any applicable premium tax and/or other charges) to an annuity payout plan that begins on the retirement date or any other date you elect. You may choose from a variety of plans that can help meet your retirement or other income needs. We can make payouts on a fixed or variable basis, or both. You cannot take withdrawals of contract value or withdraw the contract during the Income Phase.
All optional death and living benefits terminate after the retirement start date.
Contract features:
•
Purchase Payment Credits. The Contract provides for purchase payment credits which we may reverse upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied (See “Buying Your Contract – Purchase Payment Credits”). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.
•
Death Benefits. If you die during the Accumulation Phase, we will pay to your beneficiary or beneficiaries an amount based on the death benefit selected. You may have elected one of the optional death benefits under the contract for an additional fee. Death benefits must be elected at the time that the contract is purchased. Each optional death benefit is designed to provide a greater amount payable upon death. After the death benefit is paid, the contract will terminate.

Evergreen Essential Variable Annuity — Prospectus 5

•
Optional Living Benefits. You may have elected one of the optional living benefits under the contract for an additional fee at the time of application. You cannot add optional benefits to your contract after it has been issued. Guaranteed Minimum Income Benefit riders are designed to provide a guaranteed minimum lifetime income, regardless of the volatility inherent in the investments in the Subaccounts.
•
Withdrawals. You may withdraw all or part of your contract value at any time during the Accumulation Phase. If you request a full withdrawal, the contract will terminate. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including an IRS penalty that may apply if you withdraw prior to reaching age 59½) and may have other tax consequences. Early withdrawals of contract value invested in a GPA are subject to an MVA and could result in a significant negative contract adjustment. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”.
•
Tax Treatment. You can transfer money between Subaccounts, the one-year fixed account and GPAs without tax implications, and earnings (if any) on your investments are generally tax-deferred. Generally, earnings are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payment, or upon payment of the death benefit.
Additional Services:
•
Dollar Cost Averaging Programs. Automated Dollar Cost Averaging allows you, at no additional cost, to transfer a set amount monthly between Subaccounts or from the one-year fixed account to one or more eligible Subaccounts. Special Dollar Cost Averaging (SDCA), only available for new purchase payments of at least $10,000, allows the systematic transfer from the Special DCA fixed account to one or more eligible Subaccounts over a 6- or 12-month period.
•
Asset Rebalancing. Allows you, at no additional cost, to automatically rebalance the Subaccount portion of your contract value on a periodic basis.
•
Automated Partial Withdrawals. An optional service allowing you to set up automated partial withdrawals from the GPAs, one-year fixed account, special dollar cost averaging ("SDCA") fixed account, or the Subaccounts.
•
Electronic Delivery. You may register for the electronic delivery of your current prospectus and other documents related to your contract.

6 Evergreen Essential Variable Annuity — Prospectus

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS	Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
In addition to the withdrawal charge, we may reverse a purchase payment credit upon certain withdrawals within 12 months of when the purchase payment credit was applied. You may select either a seven-year or five-year withdrawal charge schedule at the time of application. If you select a seven-year withdrawal charge schedule and you withdraw money during the first 7 years from date of each purchase payment, you may be assessed a withdrawal charge of up to 8% of the Purchase Payment withdrawn. If you select a five-year withdrawal charge schedule and you withdraw money during the first 5 years from date of each purchase payment, you may be assessed a withdrawal charge of up to 8% of the purchase payment withdrawn.
For example, if you select a seven-year or five-year withdrawal charge schedule and make an early withdrawal, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment. This loss will be greater if there is a negative MVA, taxes, or tax penalties.
A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period.
You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA.
For example, if you allocate $100,000 to a GPA with a 3-year guarantee period and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a withdrawal charge, taxes, and tax penalties.
The following transactions when applied to a GPA, which we refer to as
"early withdrawals," are subject to an MVA when they occur more than
30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and
(iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease
it.
Fee Table and Examples Charges and Adjustments – Transaction Expenses – Withdrawal Charge Charges and Adjustments – Adjustments – Market Value Adjustments
Are There Transaction Charges?	No. Other than withdrawal charges and negative MVAs, we do not assess any transaction charges.

Evergreen Essential Variable Annuity — Prospectus 7

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Statutory Prospectus
Are There Ongoing Fees and Expenses?
Yes. The table below describes the current fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table and Examples Charges and Adjustments – Annual Contract Expenses Appendix A: Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1) (varies by withdrawal charge schedule, death benefit option, size of Contract value and tax qualification)	1.06%	1.91%
	Fund options (Funds fees and expenses)(2)	0.51%	1.17%
	Optional benefits available for an additional charge(3)	0.15%	0.75%
(1) As a percentage of average daily contract value in the variable account. Includes the
Mortality and Expense Fee,Variable Account Administrative Charge, and Contract
Administrative Charge.
(2) As a percentage of Fund net assets.
(3) As a percentage of Contract Value or adjusted Contract Value(varies by optional benefit).
The Minimum is a percentage of Contract Value. The Maximum is a percentage of adjusted
Contract Value.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges and negative MVAs that substantially increase costs.

	Lowest Annual Cost: $1,838	Highest Annual Cost: $3,329
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract features and Fund fees
and expenses
•No optional benefits
•No additional purchase payments,
transfers or withdrawals
•No sales charge
•No purchase payment credits

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract features, optional
benefits and Fund fees and
expenses
•No sales charge
•No additional purchase payments,
transfers or withdrawals
•No purchase payment credits

	RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract including loss of principal.			Principal Risks of Investing in the Contract

8 Evergreen Essential Variable Annuity — Prospectus

	RISKS	Location in Statutory Prospectus
Is this a Short-Term Investment?
No.
•The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•The Contract has withdrawal charges that may apply for the first seven or five years after each purchase payment. The withdrawal charges may reduce the value of your Contract if you withdraw money during the withdrawal charge period. Withdrawals may also reduce or terminate
Contract guarantees.
•Withdrawals may also be subject to taxes and tax penalties.
•Withdrawals from a GPA prior to 30 days before the end of the guarantee period may also result in a negative MVA. During the 30-day period ending on the last day of the guarantee period, you may choose to start a new guarantee period of the same length, transfer the contract value from the current GPA to any of the investment options available under the Contract, apply the contract value to an annuity payout plan, or withdraw the value from the current GPA(all subject to applicable withdrawal, transfer, and annuitization provisions). If we do not receive any instructions by the end of the guarantee period, we will automatically transfer the contract value from the current GPA into the shortest GPA term available.
•The benefits of tax deferral, long-term income, and optional living benefit guarantees mean the Contract is generally more beneficial to investors with a long term investment horizon.
Principal Risks of Investing in the Contract Charges and Adjustments – Transaction Expenses – Withdrawal Charge Charges and Adjustments – Adjustments – Market Value Adjustments
What Are the Risks Associated with the Investment Options?
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
•Each investment option, including the one-year fixed account and the
Guarantee Period Accounts (GPAs) investment options has its own unique risks.
•You should review the investment options before making any investment decisions.
Principal Risks of Investing in the Contract The Variable Account and the Funds The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs) The One-Year Fixed Account
What Are the Risk Related to Insurance Company?
An investment in the Contract is subject to the risks related to us. Any obligations (including under the one-year Fixed Account) or guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about
RiverSource Life, including our financial strength ratings, is available by contacting us at 1-800-862-7919.
Principal Risks of Investing in the Contract The General Account

Evergreen Essential Variable Annuity — Prospectus 9

	RESTRICTIONS	Location in Statutory Prospectus
Are There Restrictions on the Investment Options?
Yes.
•Subject to certain restrictions, you may transfer your Contract value among the subaccounts without charge at any time before the retirement date and once per contract year after the retirement date.
•Certain transfers out of the GPAs will be subject to an MVA.
•GPAs and the one-year Fixed Account are subject to certain restrictions.
•Purchase payment credits under the Contract may be recaptured under certain circumstances.
•We reserve the right to modify, restrict or suspend your transfer privileges if we determine that your transfer activity constitutes market timing.
•We reserve the right to add, remove or substitute Funds as investment options. We also reserve the right, upon notification to you, to close or restrict any Funds.
Making the Most of Your Contract– Transferring Among Accounts Substitution of Investments
Are There Any Restrictions on Contract Benefits?
Yes. Under Guaranteed Minimum Income Benefit (GMIB) rider and
Performance Credit rider (PCR), we may limit allocations to the subaccounts investing in the Money Market funds. In addition, PCR optional benefit may limit amounts allocated to the GPAs and the one-year fixed account.
Optional Benefits – Optional Living Benefits – GMIB – Investment – Selection Optional Benefits – Optional Living Benefits – CR – Investment Selection
TAXES
What Are the Contract’s Tax Implications?
•Consult with a tax advisor to determine the tax implications of an investment in and payments and withdrawals received under this
Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
•Earnings under your contract are taxed generally at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This financial incentive may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
About the Service Providers
Should I Exchange My Contract?
If you already own an annuity or insurance Contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a Contract you already own if you determine, after comparing the features, fees, and risks of both
Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing Contract.
Buying Your Contract–Contract Exchanges

10 Evergreen Essential Variable Annuity — Prospectus

Fee Table and Examples
The following tables describe the fees, expenses and adjustments that you will pay when buying, owning and making a withdrawal from an investment option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you paid at the time that you bought the Contract and will pay when you make a withdrawal from the Contract. State premium taxes also may be deducted.

Transaction Expenses

Withdrawal Charges
Withdrawal charges (as a percentage of purchase payments withdrawn)	Seven-year	Five-year
Maximum	8%	8%

Seven-year schedule		Five-year schedule
Years from purchase payment receipt	Withdrawal charge percentage	Years from purchase payment receipt	Withdrawal charge percentage
1	8%	1	8%
2	8	2	7
3	7	3	6
4	7	4	4
5	6	5	2
6	5	Thereafter	0
7	3
Thereafter	0
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of contract value is removed from an investment option before expiration of a specified period.

Adjustments

MVA Maximum Potential Loss (as a percentage of amount withdrawn from a GPA)(1)	100%
(1)
The following transactions when applied to a GPA, which we refer to as "early withdrawals," are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including funds fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expenses
(assessed annually and upon full surrender)
Annual contract administrative charge	$40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. Upon full surrender of the contract, we will assess this charge even if your contract value equals or exceeds $50,000.)
Base Contract Expenses
(as a percentage of average daily contract value in the variable account)
You can choose a death benefit guarantee, a qualified or nonqualified contract and the length of your contract’s withdrawal charge schedule. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost.
Seven-year withdrawal charge schedule	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
Qualified annuities
ROP death benefit	Maximum/Current: 0.85%	0.15%	1.00%
MAV death benefit(1),(2)	Maximum/Current: 1.05%	0.15%	1.20%
EDB(1)	Maximum/Current: 1.15%	0.15%	1.30%
Nonqualified annuities		0.15%
ROP death benefit	Maximum/Current: 1.10%	0.15%	1.25%

Evergreen Essential Variable Annuity — Prospectus 11

Seven-year withdrawal charge schedule	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
MAV death benefit(1),(2)	Maximum/Current: 1.30%	0.15%	1.45%
EDB(1)	Maximum/Current: 1.40%	0.15%	1.55%

Five-year withdrawal charge schedule	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
Qualified annuities
ROP death benefit	Maximum/Current: 1.15%	0.15%	1.30%
MAV death benefit(1),(2)	Maximum/Current: 1.35%	0.15%	1.50%
EDB(1)	Maximum/Current: 1.45%	0.15%	1.60%
Nonqualified annuities		0.15%
ROP Payment death benefit	Maximum/Current: 1.40%	0.15%	1.55%
MAV death benefit(1),(2)	Maximum/Current: 1.60%	0.15%	1.75%
EDB(1)	Maximum/Current: 1.70%	0.15%	1.85%
(1)
Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.
(2)
For contracts with applications signed before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.
Optional Benefit Expenses
Optional Death Benefits
Benefit Protector Death Benefit Rider (Benefit Protector) fee	Maximum/Current:	0.25%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)
Benefit Protector Plus Death Benefit Rider (Benefit Protector Plus) fee	Maximum/Current:	0.40%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)
Optional Living Benefits
GMIB – MAV	0.55%(1),(2)
GMIB – 6% Rising Floor	0.75%(1),(2)
(As a percentage of the adjusted contract value charged annually on the contract anniversary.)
PCR fee	0.15%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)
(1)
This fee applies only if you elect this optional feature.
(2)
For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB – MAV — 0.30% and GMIB — 6% Rising Floor — 0.45%
The next table shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of investment options available under the contract, including their annual expenses, may be found in Appendix A.

Annual Fund Expenses(1)

Total Annual Fund Expenses	Minimum(%)	Maximum(%)
(expenses deducted from the Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.51	1.17
(1)
Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contract owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

12 Evergreen Essential Variable Annuity — Prospectus

Examples
These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Fund expenses.
The examples assume all contract value is allocated to the subaccounts. The examples do not reflect the MVA that only applies to GPAs. Your costs could differ from those shown below if you Invest in the GPAs or fixed account investment options.
These examples assume that you invest $100,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year. The “Maximum” example further assumes the most expensive combination of Annual Contract Expenses reflecting the maximum charges, Annual Fund Expenses and optional benefits available. The “Minimum” example further assumes the least expensive combination of Annual Contract Expenses reflecting the current charges, Annual Fund Expenses and that no optional benefits are selected. Although your actual costs may be higher or lower, based on these assumptions your maximum and minimum costs would be:
Maximum Expenses. These examples assume that you select the MAV death benefit, GMIB – 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be lower, based on these assumptions your costs would be:
	If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule	$11,190	$18,282	$24,561	$40,700	$3,862	$11,719	$19,755	$40,660
Five-year withdrawal charge schedule	10,562	16,335	21,221	43,299	4,166	12,603	21,181	43,259
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule	$10,957	$17,592	$23,420	$38,473	$3,609	$10,978	$18,553	$38,433
Five-year withdrawal charge schedule	10,326	15,628	20,034	41,139	3,913	11,866	19,994	41,099
Minimum Expenses.  These examples assume that you select the ROP death benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:
	If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule	$9,296	$12,571	$14,655	$20,908	$1,804	$5,587	$9,615	$20,868
Five-year withdrawal charge schedule	8,651	10,491	11,225	24,122	2,112	6,519	11,185	24,082
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule	$9,061	$11,844	$13,332	$18,157	$1,548	$4,805	$8,292	$18,117
Five-year withdrawal charge schedule	8,413	9,745	9,918	21,451	1,855	5,743	9,878	21,411
THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

Evergreen Essential Variable Annuity — Prospectus 13

Principal Risks of Investing in the Contract
Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. This contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and the option to purchase a living benefit mean that this contract is more beneficial to investors with a long-term investment horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the contract. Withdrawals may be subject to a significant withdrawal charge, depending on the option you select. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of your investment in a GPA as a result of a negative MVA. A withdrawal may reduce the value of your standard and optional benefits. A total withdrawal (surrender) will result in the termination of your contract.
Subaccount Risk. Amounts that you invest in the subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the subaccounts that you select make money, your contract value goes up, and if they lose money, your contract value goes down. Each subaccount’s performance depends on the performance of its underlying Fund. Each underlying Fund has its own investment risks, and you are exposed to the Fund’s investment risks when you invest in a subaccount. You are responsible for selecting subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. For risks associated with any Fixed Account options, see Financial Strength and Claims-Paying Ability Risk below.
GPA Risk. Each GPA pays an interest rate declared by us when you make an allocation to that account and is fixed for the guarantee period you choose. We will periodically change the declared interest rate for future allocations to these accounts at our discretion based, in part, on various factors including, but not limited to, the interest rate environment returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses.
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPA prior to 30 days before the end of the guarantee period. At all other times, and unless an exception applies, we will apply a MVA if you withdraw or transfer contract value from a GPA or you elect an annuity payout plan while you have contract value invested in a GPA. The MVA may be negative, positive or result in no change depending on how the guaranteed interest rate on your GPA compares to the new interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. You bear the risk of loss of principal due to a negative MVA. Partial withdrawals will reduce certain death benefits proportionally based on the percentage of contract value that is withdrawn and if you request a partial withdrawal from the GPAs that will give you the net amount you requested after we apply any applicable MVA and withdrawal charge, a negative MVA will increase the impact of the partial withdrawal on the value of the death benefit.
Selection Risk. The optional benefits under the contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you (if any) may not be elected after your contract is issued. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for an optional benefit that did not provide a financial benefit. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.
Investment Restrictions Risk. Certain optional benefits limit the investment options that are available to you and limit your ability to take certain actions under the contract. These investment requirements are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your contract value and the potential growth of your guaranteed benefits. This may conflict with your personal investment objectives.
Purchase Payment Risk. Your ability to make subsequent purchase payments is subject to restrictions. We reserve the right to limit or restrict purchase payments in certain contract years or based on age, and in conjunction with certain optional living and death benefit riders with advance notice. Also, our prior approval may be required before accepting certain purchase payments. We reserve the right to limit certain annuity features (for example, investment options) if prior approval is required. There is no guarantee that you will always be permitted to make purchase payments.
Purchase Payment Credit Risk. The expenses of the Contract may be higher than expenses for a similar contract that does not credit a purchase payment credit. Your purchase payment credits may be more than offset by the higher expenses associated with this Contract. A purchase payment credit may be reversed upon payment of a lump sum

14 Evergreen Essential Variable Annuity — Prospectus

death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied.
Contract Changes Risk. We reserve the right to make certain changes in the future, subject to applicable law. We reserve the right to (i) limit transfers to the regular one-year Fixed Account or (ii) change the percentage allowed to be transferred from the regular one-year Fixed Account. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion. We reserve the right to close or restrict approved investment options in our sole discretion. For certain optional living benefits, we also reserve the right to add, remove or modify allocation plans and requirements in our sole discretion.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our general account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity Risk. Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•
the corruption or destruction of data;
•
theft, misuse or dissemination of data to the public, including your information we hold; and
•
denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. The risk of cyberattacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.
Potential Adverse Tax Consequences. Tax considerations vary by individual facts and circumstances. Tax rules may change without notice. Generally, earnings under your contract are taxed at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59 ½. If you purchase a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral beyond what is provided in that retirement plan. Consult a tax professional.
The Variable Account and the Funds
Variable Account. The variable account was established under Indiana law on July 15, 1987. The variable account, consisting of Subaccounts, is registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.
The variable account meets the definition of a separate account under federal securities laws. Income, gains, and losses credited to or charged against the variable account reflect the variable account’s own investment experience and not the investment experience of RiverSource Life’s other assets. The variable account’s assets are held separately from RiverSource Life’s assets and are not chargeable with liabilities incurred in any other business of RiverSource Life.  RiverSource Life is obligated to pay all amounts promised to contract owners under the contracts. The variable account includes other Subaccounts that are available under contracts that are not described in this prospectus.
The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the Subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.
We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.

Evergreen Essential Variable Annuity — Prospectus 15

The Funds: The contract currently offers subaccounts investing in shares of the Funds. Contract value allocated to a Subaccount will vary based on the investment experience of the corresponding Fund in which the Subaccount invests. There is a risk of loss of the entire amount invested. Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance may be found in the Appendix A to this prospectus.
Please read the Funds’ prospectuses carefully for facts you should know before investing. These prospectuses containing more detailed information about the Funds are available by contacting us at 70100 Ameriprise Financial Center, Minneapolis, MN 55474, telephone: 1-800-862-7919, website: Ameriprise.com/variableannuities.
•
Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives.
•
Fund name and management: An underlying Fund in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•
Eligible purchasers: All Funds are available to serve as the underlying investment options for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund Name and Management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate Fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate Funds. Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•
Private label: This contract is a “private label” variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the affiliated funds are generally more profitable for us and our affiliates (see “Revenue we receive from the funds may create conflicts of interest”). These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.
Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.
•
Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation of a fund, its distributor, investment adviser, subadviser, transfer

16 Evergreen Essential Variable Annuity — Prospectus

agent or their affiliates pay us and our affiliates. This revenue includes but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.
•
Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.
•
Revenue we receive from the funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest. The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management) and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated funds comprises the greatest amount and percentage of revenue we derive from payments made by the funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including, but not limited to expense payments and non-cash compensation, for various purposes:
•
Compensating, training and educating investment professionals who sell the contracts.
•
Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.
•
Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to contract owners, authorized selling firms and investment professionals.
•
Providing sub-transfer agency and shareholder servicing to contract owners.
•
Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.

Evergreen Essential Variable Annuity — Prospectus 17

•
Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
•
Furnishing personal services to contract owners, including education of contract owners regarding the funds, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•
Subaccounting services, transaction processing, recordkeeping and administration.
•
Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•
Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
•
Compensation paid out of 12b-1 fees that are deducted from fund assets.
•
Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•
Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We receive this revenue in the form of a cash payment.
•
Compensation paid out of 12b-1 fees that are deducted from fund assets.
The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs)
The “Nonunitized” separate account: We hold amounts You allocate to the GPAs in a “nonunitized” separate account, which is maintained by Us and segregated from Our general assets and the Variable Account. This separate account provides an additional measure of assurance that We will make full payment of amounts due under the GPAs. Unlike the Variable Account (i.e., a unitized separate account), which has subaccounts and accumulation units, We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to Your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. See “The General Account” for more information.
The GPAs: The contract currently offers GPAs that earn fixed interest during guarantee periods. The available guarantee periods may vary by state. The GPAs may not be available for contracts in some states.
You may allocate purchase payments and purchase payment credits to one or more of the GPAs. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see “Buying Your Contract” and “Transfer policies”).
These accounts are not offered after annuity payouts begin.
Each GPA pays an interest rate that is declared at the time of your allocation to that account. Interest is credited daily. That interest rate is fixed for the guarantee period that you chose. We may periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on any Contract Value already allocated to a GPA. The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion. These rates generally will be based on factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses. Contact our Service Center at the number listed on the cover page of this prospectus for current interest rates.
A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. We will not apply an MVA to Contract Value you transfer or withdraw out of the GPAs during the 30-day period ending on the last day of the guarantee period. For more information about the MVA, see “Charges and Adjustments – Adjustments – Market Value Adjustments.”

18 Evergreen Essential Variable Annuity — Prospectus

During the 30 day window, which precedes the end of your GPA investment’s guarantee period, you may elect one of the following options: (i) reinvest the Contract Value in a new GPA with the same guarantee period; (ii) transfer the Contract Value to a GPA with a different guarantee period; (iii) transfer the Contract Value to any of the subaccounts or the one-year fixed account, or withdraw the Contract Value (subject to applicable withdrawal and transfer provisions). We will send you a letter prior to the end of your guarantee period that lists the available GPAs or you can contact our Service Center at the number listed on the cover page of this prospectus for the GPAs currently available to you. If we do not receive any instructions by the end of your guarantee period, we will automatically transfer the Contract Value into the shortest GPA term offered in your state.
The General Account
The general account includes all assets owned by RiverSource Life, other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your contract including any optional benefits offered under the contract. These guarantees are subject to the claims-paying ability and financial strength of RiverSource Life. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of annuities and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is supported by our general account that we make available under the contract.
The One-Year Fixed Account
You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Amounts allocated to the one-year fixed account are part of our general account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. The guaranteed minimum interest rate offered may vary by state and contract issue year, but will be shown on your Contract Data page and will never be less than the fixed account minimum interest rate required under state law.
There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see “Buying Your Contract” and “Transfer policies”).
Because of exemptive and exclusionary provisions, we have not registered interests in the one-year fixed account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in the fixed account are subject to the provisions of these Acts.
The one-year fixed account has not been registered with the SEC. Disclosures regarding the one-year fixed account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Buying Your Contract
New contracts as described in this prospectus are not currently being offered. Information about applying for the contract and issuing the contract is provided for informational purposes only.
We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)
When you applied, you selected (if available in your state):
•
GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);
•
how you want to make purchase payments;

Evergreen Essential Variable Annuity — Prospectus 19

•
the optional MAV Death Benefit(2);
•
the optional EDB(2);
•
the optional GMIB – MAV rider(3);
•
the optional GMIB – 6% Rising Floor rider(3);
•
the optional PCR(3);
•
the optional Benefit Protector Death Benefit(4);
•
the optional Benefit Protector Plus Death Benefit(4);
•
the length of the withdrawal charge schedule (5 or 7 years)(5); and
•
a beneficiary.
(1)
GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.
(2)
Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.
(3)
If you select the PCR, you cannot add a GMIB rider. The GMIB is available if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit. May not be available in all states.
(4)
Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.
(5)
The five-year withdrawal charge schedule may not be available in all states.
The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.
The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:
For contracts with applications signed prior to June 16, 2003:	No restrictions on the amount of purchase payments allocated to the GPAs or the one-year fixed account (if available).
For contracts with applications signed on or after June 16 through Dec. 4, 2003:
The amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment.
This 30% limit will not apply if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

For contracts with applications signed on or after Dec. 5, 2003:
In certain states where we offer GPAs that do not require payment of a statutory minimum guaranteed interest rate, the amount of any purchase payment allocated to one-year fixed account cannot exceed 30% of the purchase payment. The amount of any purchase payment allocated to the GPAs is not subject to this 30% limit. Please consult your investment professional to see if these restrictions apply in your state. In all other states, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. We reserve the right to further limit purchase payment allocations to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.
In all states, the 30% limit will not apply if you establish an automated dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

There are no restrictions on allocations of purchase payments to the subaccounts.
We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our Service Center. We will credit additional eligible purchase payments you make to your accounts on the valuation date we receive them. If we receive your purchase payment at our Service Center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our Service Center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.
You may make monthly payments to your contract under a systematic investment plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

20 Evergreen Essential Variable Annuity — Prospectus

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.
Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Contract Exchanges
You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Generally, you can exchange one annuity for another or for a qualified long-term care insurance policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (IRS) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on the new contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period may begin when you exchange into the new contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for the new contract or buy the new contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes — 1035 Exchanges.”)
Purchase Payments
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.
Minimum purchase payments
If paying by SIP:	$50 for additional payments.
If paying by any other method:	$100 for additional payments.
Maximum total allowable purchase payments*
$1,000,000
*
This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code’s limits on annual contributions also apply.
How to Make Purchase Payments

1 Electronically and By SIP
Contact your investment professional to move money electronically or to complete the necessary SIP paperwork.

2 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Purchase Payment Credits
You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)
(1)
For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and the subaccounts in the same proportions as your purchase payment.

Evergreen Essential Variable Annuity — Prospectus 21

We fund the credit from our general account. Credits are not considered to be “investments” for income tax purposes. (See “Taxes.”)
We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).
To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to “Contingent events” (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge – Contingent events”), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.
Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract. We expect to make a profit from the charges on the Contract.
This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.
We do not consider purchase payment credits to be part of your purchase payments for any purpose under the Contract.
Limitations on Use of Contract
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.
The Retirement Date
Annuity payouts begin on the retirement date. This means that the contract will be annuitized or converted to a stream of monthly payments. If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. You will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we processed your application, we established the retirement date to be the maximum age then in effect (or contract anniversary if applicable). Unless otherwise elected by you, all retirement dates are now automatically set to the maximum age of 95 now in effect. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.
The retirement date must be:
•
no earlier than the 30th day after the contract’s effective date; and no later than
•
the annuitant’s 95th birthday or the tenth contract anniversary, if later,
•
or such other date as agreed to by us but not later than the owner’s 105th birthday.
Six months prior to your retirement start date, we will contact you with your options including the option to postpone your retirement start date to a future date. You can choose to delay the retirement start date of your contract to a date beyond age 95, to the extent allowed by applicable state law and tax laws.
If you do not make an election, annuity payouts using the contract’s default option of annuity payout Plan B – Life with 10 years certain will begin on the retirement start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, we will continue to make payments until 10 years of payments have been made.
Generally, if you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your retirement start date, your contract will not be automatically annuitized (subject to state requirements). However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.

22 Evergreen Essential Variable Annuity — Prospectus

Beneficiary
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)
Charges and Adjustments
Transaction Expenses
Withdrawal Charge
If you withdraw all or part of your contract value, we may deduct a withdrawal charge from the contract value if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to an MVA. (See “Charges and Adjustments – Adjustments – Market Value Adjustments”.) The withdrawal charge helps Us cover sales and distribution expenses. For purposes of calculating the withdrawal charge, we do not consider purchase payment credits as part of your purchase payments.
Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a 7-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.
You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount (“TFA”). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:
(a)
is 10% of your prior anniversary’s contract value; and
(b)
is current contract earnings, which includes any purchase payment credits.
NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, or the one-year fixed account or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary’s contract value during the first contract year.
For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:
1.
First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary’s contract value. We do not assess a withdrawal charge on this amount.
2.
Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.
3.
Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.
4.
Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a “first-in, first-out” (FIFO) basis. We do assess a withdrawal charge on these payments.
NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:
PPW = XSF +	(ACV – XSF)	×	(PPNPW – XSF)
(CV – TFA)
If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

Evergreen Essential Variable Annuity — Prospectus 23

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.
The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the withdrawal charge schedule you selected:
Seven-year schedule		Five-year schedule(1)
Years from purchase payment receipt	Withdrawal charge percentage	Years from purchase payment receipt	Withdrawal charge percentage
1	8%	1	8%
2	8	2	7
3	7	3	6
4	7	4	4
5	6	5	2
6	5	Thereafter	0
7	3
Thereafter	0
(1)
The five-year withdrawal charge schedule may not be available in all states.
For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.
The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.
Withdrawal charge calculation example
The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a 7-year withdrawal charge schedule with this history:
•
We receive these payments
–
$10,000 initial;
–
$8,000 on the seventh contract anniversary; and
–
$6,000 on the eighth contract anniversary; and
•
You withdraw the contract for its total withdrawal value of $38,101 during the eleventh contract year and make no other withdrawals during that contract year; and
•
The prior anniversary contract value is $38,488.

Withdrawal Charge	Explanation
$0	$3,848.80 is 10% of the prior anniversary’s contract value withdrawn without withdrawal charge; and
0	$10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
0	$10,000 initial purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
560	$8,000 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and
420	$6,000 purchase payment is in its third year from receipt withdrawn with a 7% withdrawal charge.
$980

24 Evergreen Essential Variable Annuity — Prospectus

Under the same scenario, the withdrawal charge on a contract with a five-year withdrawal charge schedule would be calculated:
Withdrawal Charge	Explanation
$0	$3,848.80 is 10% of the prior anniversary’s contract value withdrawn without withdrawal charge; and
0	$10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
0	$10,000 initial purchase payment was received six or more years before withdrawal and is withdrawn without withdrawal charge; and
320	$8,000 purchase payment is in its fourth year from receipt, withdrawn with a 4% withdrawal charge; and
360	$6,000 purchase payment is in its third year from receipt withdrawn with a 6% withdrawal charge.
$680
Waiver of withdrawal charges
We do not assess withdrawal charges for:
•
withdrawals of any contract earnings;
•
withdrawals of amounts totaling up to 10% of your prior contract anniversary’s contract value to the extent it exceeds contract earnings;
•
required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;
•
contracts settled using an annuity payout plan unless an annuity payout Plan E is later fully withdrawn;
•
withdrawals made as a result of one of the “Contingent events”* described below to the extent permitted by state law; and
•
death benefits.*
*
However, we will reverse certain purchase payment credits credited within 12 months of a withdrawal under this provision. (See “Buying Your Contract — Purchase Payment Credits.”)
Contingent events
•
Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.
•
To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician’s statement. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.
Liquidation charge under Annuity Payout Plan E – Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to withdraw those payments. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The liquidation charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate.
Fixed Payouts: Withdrawal charge for Fixed Annuity Payout Plan E – Payouts for a specified period: If you are receiving annuity payments under this annuity payout plan, you can choose to take a withdrawal and a withdrawal charge may apply.
A withdrawal charge will be assessed against the present value of any remaining guaranteed payouts withdrawn. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) the annual effective interest rate and periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you have withdrawn, the present value determined will be multiplied by the withdrawal charge percentage in the table below and deducted from the present value to determine the net present value you will receive.

Evergreen Essential Variable Annuity — Prospectus 25

Number of Completed Years Since Annuitization	Withdrawal charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit withdrawals in the first year after annuitization.
We will provide a quoted present value (which includes the deduction of any withdrawal charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following withdrawal will be reduced to zero.
Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.
Annual Contract Expenses
Base Contract Expenses
Base Contract Expenses consist of the contract administrative charge and mortality and expense risk fee.
Contract Administrative Charge
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.
We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.
If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.
Variable Account Administrative Charge
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.
Mortality and Expense Risk Fee
We charge these fees daily to the subaccounts as a percentage of the daily contract value in the variable account. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. The fees listed below are the current fees and they cannot be changed.
The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.
Seven-year withdrawal charge schedule	Qualified annuities	Nonqualified annuities
ROP death benefit	0.85%	1.10%
MAV death benefit(1)	1.05	1.30
EDB	1.15	1.40

Five-year withdrawal charge schedule	Qualified annuities	Nonqualified annuities
ROP death benefit	1.15	1.40
MAV death benefit(1)	1.35	1.60
EDB	1.45	1.70
(1)
For contracts with applications signed before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

26 Evergreen Essential Variable Annuity — Prospectus

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.
Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.
The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•
first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
•
then, if necessary, the funds redeem shares to cover any remaining fees payable.
We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.
Adjustments
Market Value Adjustments
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period. At all other times, and unless one of the exceptions described below applies, we will apply an MVA if you make certain transactions while you have contract value invested in a GPA. The following transactions when applied to a GPA, which we refer to as "early withdrawals," are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
No MVA will apply to:
•
amounts withdrawn under contract provisions that waive withdrawal charges for Hospital or Nursing Home Confinement and Terminal Illness Diagnosis;
•
automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep Strategy. In some states, the MVA is limited; and
•
amounts deducted for fees and charges.
The application of an MVA may result in either a gain or loss. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. Under certain death benefits, the value of the death benefit is reduced proportionally when you take a partial withdrawal based on the percentage of contract value that is withdrawn. If you request a partial withdrawal from the GPAs that will give you the net amount you requested after we apply any applicable MVA and withdrawal charge, the MVA could increase or decrease the percentage of contract value that is withdrawn. In these circumstances, a negative MVA would increase the impact of a partial withdrawal on the value of the death benefit.
When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The MVA is sensitive to changes in current interest rates. The MVA, which can be zero, positive or negative, reflects the relationship between the guaranteed interest rate that applies to the GPA from which you are taking an early withdrawal and the interest rate we are then currently crediting on new GPAs that mature at the same time. The magnitude of any applicable MVA will depend on the difference in these current guaranteed interest rates at the time of the early withdrawal corresponding to the time remaining in your guarantee period and your guaranteed interest rate. If interest rates have increased, the MVA will generally be negative and the early withdrawal amount will be less; if interest rates have decreased, the MVA will generally be positive and the early withdrawal amount will be increased. This is summarized in the following table:
If your GPA rate is:	The MVA is:
Less than the new GPA rate + 0.10%	Negative
Equal to the new GPA rate + 0.10%	Zero
Greater than the new GPA rate + 0.10%	Positive

Evergreen Essential Variable Annuity — Prospectus 27

The precise MVA formula we apply is as follows:
Early withdrawal amount	×	[	(1 + i	)	(n/12)	–1	]	=	MVA
1 + j + .001

Where i	=	rate earned in the GPA from which amounts are being transferred or withdrawn.
j	=	current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).
n	=	number of months remaining in the current Guarantee Period (rounded up to the next month).
Withdrawal charges and other charges applicable to your contract and optional benefit riders you have elected may also apply to an early withdrawal. As noted above, we do not apply MVAs to the amounts we deduct for fees and charges, including withdrawal charges. We will deduct any applicable withdrawal charge from your early withdrawal after applying the MVA. Please note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.
Contact our Service Center at the number listed on the cover page of this prospectus for a quote of the impact an early withdrawal would have on your contract value. Values fluctuate daily and the actual MVA applied at the time an early withdrawal is processed may be more or less than the values quoted at the time of your call. Additional information about MVAs, including MVA examples, is located in the Statement of Additional Information (“SAI”).
The MVA is intended to protect us from losses on the investments we hold to support our guaranteed interest rates when we must pay out amounts that are removed from the GPAs early.
Optional Benefit Charges
Optional Living Benefit Charges
Guaranteed Minimum Income Benefit Rider (GMIB) Fee
We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see “Guaranteed Minimum Income Benefit Rider”). The fee for GMIB – MAV is 0.55% of the adjusted contract value(1). The fee for GMIB – 6% Rising Floor is 0.75% of the adjusted contract value. Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.
(1)
For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB – MAV — 0.30% and GMIB — 6% Rising Floor — 0.45%.
If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.
We calculate the fee as follows:
GMIB	– MAV	0.55% × (CV + ST – FAV)
GMIB	– 6% Rising Floor	0.75% × (CV + ST – FAV)

CV	=	contract value on the contract anniversary
ST	=	transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary.
FAV	=	the value of your GPAs and the one-year fixed account on the contract anniversary.
The result of ST – FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.
Example
•
You purchase the contract with a payment of $50,000 and allocate all of your payment to the subaccounts.
•
During the first contract year your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.
•
On the first contract anniversary the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.
•
The GMIB fee for:
GMIB – MAV is 0.55%; and

28 Evergreen Essential Variable Annuity — Prospectus

GMIB – 6% Rising Floor is 0.75%.
We calculate the charge as follows:
Contract value on the contract anniversary:	$73,250
plus transfers from the subaccounts to the one-year fixed account in the six months before the contract anniversary:	+15,000
minus the value of the one-year fixed account on the contract anniversary:	–15,250
$73,000
The GMIB fee charged to you:
GMIB – MAV	(0.55% × $73,000) =	$401.50
GMIB – 6% Rising Floor	(0.75% × $73,000) =	$547.50
Performance Credit Rider (PCR) Fee
We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.
If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.
Optional Death Benefit Charges
Benefit Protector Death Benefit Rider Fee
We deduct a charge for the optional feature only if you select it. The current annual fee is 0.25% of your contract value on each contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.
Benefit Protector Plus Death Benefit Rider Fee
We charge a fee for the optional feature only if you select it. The current annual fee is 0.40% of your contract value on each contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.
Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds.
Premium Taxes
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.
Valuing Your Investment
We value your accounts as follows:

Evergreen Essential Variable Annuity — Prospectus 29

GPAs and One-Year Fixed Account
We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:
•
the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);
•
plus any purchase payment credits allocated to the GPAs and one-year fixed account;
•
plus interest credited;
•
minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;
•
minus any prorated portion of the contract administrative charge; and
•
minus the prorated portion of the fee for any of the following optional benefits you have selected:
–
Guaranteed Minimum Income Benefit rider — MAV;
–
Guaranteed Minimum Income Benefit rider — 6% Rising Floor;
–
Performance Credit rider;
–
Benefit Protector rider; and/or
–
Benefit Protector Plus rider.
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).
The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.
Here is how we calculate accumulation unit values:
Number of units: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.
Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•
adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
•
dividing that sum by the previous adjusted net asset value per share; and
•
subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.
Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.
Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value.
The number of accumulation units you own may fluctuate due to:
•
additional purchase payments you allocate to the subaccounts;
•
any purchase payment credits allocated to the subaccounts;
•
transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);
•
partial withdrawals;
•
withdrawal charges;
and the deduction of a prorated portion of:
•
the contract administrative charge; and

30 Evergreen Essential Variable Annuity — Prospectus

•
the fee for any of the following optional benefits you have selected:
–
Guaranteed Minimum Income Benefit rider — MAV;
–
Guaranteed Minimum Income Benefit rider — 6% Rising Floor;
–
Performance Credit rider;
–
Benefit Protector rider; and/or
–
Benefit Protector Plus rider.
Accumulation unit values will fluctuate due to:
•
changes in fund net asset value;
•
fund dividends distributed to the subaccounts;
•
fund capital gains or losses;
•
fund operating expenses; and
•
mortality and expense risk fee and the variable account administrative charge.
Making the Most of Your Contract
Automated Dollar-Cost Averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		Jun	100	18	5.56
		Jul	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.
Special Dollar-Cost Averaging (Special DCA) Program
If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

Evergreen Essential Variable Annuity — Prospectus 31

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or the subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.
(1)
“Net contract value” equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.
We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. From time to time, we may credit interest to the Special DCA account at promotional rates that are higher than those we credit to the one-year fixed account. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.
We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.
If you make additional purchase payments while a Special DCA account term is in progress, the amounts you allocate to an existing Special DCA account will be transferred out of the Special DCA account over the reminder of the term. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.
You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.
You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see “Transfer policies”). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.
We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.
The Special DCA Program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.
Asset Rebalancing
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

32 Evergreen Essential Variable Annuity — Prospectus

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.
Transferring Among Accounts
You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.
The date your request to transfer will be processed depends on when and how we receive it:
For transfer requests received in writing:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
For transfer requests received by phone:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.
We may suspend or modify transfer privileges at any time.
For information on transfers after annuity payouts begin, see “Transfer Policies” below.
Transfer Policies
•
Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit purchase payment allocations to the GPAs and the one-year fixed account if the interest rate we are then crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.
•
You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:

For contracts with applications signed prior to June 16, 2003:
It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Currently, we have removed this restriction and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

Evergreen Essential Variable Annuity — Prospectus 33

For contracts with applications signed on or after June 16 through Dec. 4, 2003:
You may transfer contract values from the one-year fixed account to the subaccounts or GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the GPAs or the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. Total transfers out of the GPAs and one-year fixed account in any contract year are limited to 30% of the total value of the GPAs and one-year fixed account at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest.

For contracts with applications signed on or after Dec. 5, 2003:
You may transfer contract values from the one-year fixed account to the subaccounts or GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account in total being greater than 30% of the contract value. We reserve the right to further limit transfers to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.
Total transfers out of the one-year fixed account in any contract year are limited to 30% of the one-year fixed account value at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest.

Transfers from the one-year fixed account are not subject to an MVA.
•
You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive an MVA*, which may result in a gain or loss of contract value unless an exception applies (see “Charges and Adjustments – Adjustments – Market Value Adjustments”).
•
If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.
•
If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.
•
Once annuity payouts begin, you may not make any transfers to the GPAs.
*
Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.
Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•
diluting the value of an investment in an underlying fund in which a subaccount invests;
•
increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,
•
preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.

34 Evergreen Essential Variable Annuity — Prospectus

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90-day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.
If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
•
requiring transfer requests to be submitted only by first-class U.S. mail;
•
not accepting hand-delivered transfer requests or requests made by overnight mail;
•
not accepting telephone or electronic transfer requests;
•
requiring a minimum time period between each transfer;
•
not accepting transfer requests of an agent acting under power of attorney;
•
limiting the dollar amount that you may transfer at any one time;
•
suspending the transfer privilege; or
•
modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•
Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•
Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee

Evergreen Essential Variable Annuity — Prospectus 35

that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•
Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•
Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.
How to Request a Transfer or Withdrawal

1 By automated transfers and automated partial withdrawals
Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.
You can start or stop this service by written request or other method acceptable to us.
You must allow 30 days for us to change any instructions that are currently in place.
•
Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.
For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.
•
Automated withdrawals may be restricted by applicable law under some contracts.
•
You may not make systematic purchase payments if automated partial withdrawals are in effect.
•
Automated partial withdrawals may result in income taxes and penalties on all or part of the amount withdrawn.

Minimum amount
Transfers or withdrawals:	$100 monthly
$250 quarterly, semiannually or annually

2 By phone
Call:
1-800-333-3437
Minimum amount
Transfers or withdrawals:	$500 or entire account balance
Maximum amount
Transfers:	Contract value or entire account balance
Withdrawals:	$100,000
We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

36 Evergreen Essential Variable Annuity — Prospectus

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

3 By letter
Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our Service Center:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Minimum amount
Transfers or withdrawals:	$500 or entire account balance

Maximum amount
Transfers or withdrawals:	Contract value or entire account balance
*
Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
Withdrawals
You may withdraw all or part of your contract at any time before the retirement date by sending us a written request or calling us.
The date your withdrawal request will be processed depends on when and how we receive it:
For withdrawal requests received in writing:
•
If we receive your withdrawal request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request.
•
If we receive your withdrawal request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request.
For withdrawal requests received by phone:
•
If we receive your withdrawal request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request.
•
If we receive your withdrawal request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request.
We may ask you to return the contract. You may have to pay a contract administrative charge, withdrawal charges or any applicable optional rider charges (see “Charges and Adjustments”), federal income taxes and penalties. State and local income taxes may also apply (see “Taxes”). In addition, purchase payment credits may be reversed. You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see “Optional Benefits”). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes – Qualified Annuities – Required Minimum Distributions”).
Withdrawal Policies
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in each subaccount , one-year fixed account or GPA must be either zero or at least $50.

Evergreen Essential Variable Annuity — Prospectus 37

Receiving Payment

1 By electronic payment
•
request that payment be sent electronically to your bank payable to you;
•
pre-authorization required.

2 By regular or express mail
•
payable to you;
•
mailed to address of record.
NOTE: We will charge you a fee if you request express mail delivery.
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.
Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
–
the NYSE is closed, except for normal holiday and weekend closings;
–
trading on the NYSE is restricted, according to SEC rules;
–
an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
–
the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total withdrawal amount until cleared from the originating financial institution.
TSA – Special Provisions
Participants in Tax-Sheltered Annuities
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.
In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.
The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.
The Code imposes certain restrictions on your right to receive early distributions from a TSA:
•
Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
–
you are at least age 59½;
–
you are disabled as defined in the Code;
–
you severed employment with the employer who purchased the contract;
–
the distribution is because of your death;
– you are terminally ill as defined in the Code;
– you are adopting or are having a baby;

38 Evergreen Essential Variable Annuity — Prospectus

– you are supplying Personal or Family Emergency Expense;
– you are a Domestic Abuse Victim;
– you are in need to cover Expenses and losses on account of a FEMA declared disaster;
–
the distribution is due to plan termination; or
–
you are a qualifying military reservist.
•
If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.
•
Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”).
•
The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.
Changing Ownership
You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our Service Center. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.
If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)
If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.
Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.
If you have a GMIB and/or Benefit Protector Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector rider is optional. (see “Optional Benefits”).

Evergreen Essential Variable Annuity — Prospectus 39

Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Standard Benefits (no additional charge)
Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount among the subaccounts or from the one-year fixed account to one or more eligible subaccounts	N/A	N/A
•Transfers out of the one-year fixed
account to any of the subaccounts
may not exceed the amount that if
continued, would deplete the
one-year fixed account within 12
months
•For contracts signed prior
June 16, 2003, transfers out of the
one-year fixed account, are not
limited
•For contracts signed on or after
June 16, 2003, transfers out of the
one-year fixed account, including
automated transfers, are limited to
30% of one-year fixed account value
at the beginning of the contract year
or $10,000, whichever is greater

Special Dollar Cost Averaging (SDCA)	Allows the systematic transfer from the Special DCA fixed account to one or more eligible subaccounts	N/A	N/A
•Must be funded with a purchase
payment of at least $10,000, not
transferred contract value
•Only 6-month and 12-month options
may be available
•Transfers occur on a monthly basis
and the first monthly transfer
occurs one day after we receive
your purchase payment

Asset Rebalancing	Allows you to have your investments periodically rebalanced among the subaccounts to your pre-selected percentages	N/A	N/A
•You must have $2,000 in Contract
Value to participate.
•We require 30 days notice for you to
change or cancel the program
•You can request rebalancing to be
done either quarterly, semiannually
or annually

Automated Partial Withdrawals /Systematic Withdrawals	Allows automated partial withdrawals from the contract	N/A	N/A	•Additional systematic payments are not allowed with automated partial withdrawals •May result in income taxes and IRS penalty on all or a portion of amounts surrendered
Nursing Home or Hospital Confinement	Allows you to withdraw contract value without a withdrawal charge	N/A	N/A
•You must be confined to a hospital
or nursing home
for the prior 60 days
•You must be under age 76 on the
contract issue date and
confinement must start after the
contract issue date
•Amount withdrawn must be paid
directly to you
•Contract Value is reduced by any

40 Evergreen Essential Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
purchase payment credits credited within 12 months of a withdrawal.
Terminal Illness	Allows you to withdraw contract value without a withdrawal charge	N/A	N/A
•Terminal Illness diagnosis must
occur after the first contract year
•Must be terminally ill and not
expected to live more than 12
months from the date of the
licensed physician statement
•Must provide us with a licensed
physician’s statement containing
the terminal illness diagnosis and
the date the terminal illness was
initially diagnosed
•Amount withdrawn must be paid
directly to you
•Contract Value is reduced by any
purchase payment credits credited
within 12 months of a withdrawal.

Death Benefits
ROP Death Benefit
Provides a death
benefit equal to the
greater of these values
minus any purchase
payment credits
subject to reversal and
any applicable rider
charges:Contract Value
or total purchase
payments plus
purchase payment
credits applied to the
contract, minus
adjusted partial
withdrawals

7-year
withdrawal
charge
schedule
qualified
annuity:
1.00%of
contract value
in the variable
account
nonqualified
annuity: 1.25%
of contract
value in the
variable
account
5-year
withdrawal
charge
schedule
qualified
annuity:
1.30% of
contract value
in the variable
account
nonqualified
annuity: 1.55%
of contract
value in the
variable
account
7-year withdrawal charge schedule qualified annuity: 1.00% nonqualified annuity: 1.25% 5-year withdrawal charge schedule qualified annuity: 1.30% nonqualified annuity: 1.55%
•Must be elected at contract issue
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals, and such reductions
could be significant
•Annuitizing the Contract terminates
the benefit
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

MAV Death Benefit	Provides a death benefit equal to the greatest of these values minus any purchase payment	7-year withdrawal charge schedule qualified	7-year withdrawal charge schedule qualified	•Available to owners age 79 and younger •Must be elected at contract issue •No longer eligible to increase on

Evergreen Essential Variable Annuity — Prospectus 41

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations

credits subject to
reversal and any
applicable rider
charges:
Contract Value, total
purchase payments
plus purchase payment
credits applied to the
contract, minus
adjusted partial
withdrawals, or the
maximum anniversary
value immediately
preceding the date of
death plus any
purchase payments
and purchase payment
credits since that
anniversary minus
adjusted partial
withdrawals

annuity:
1.20% of
contract value
in the variable
account
nonqualified
annuity: 1.45%
of contract
value in the
variable
account
5-year
withdrawal
charge
schedule
qualified
annuity:
1.50% of
contract value
in the variable
account
nonqualified
annuity: 1.75%
of contract
value in the
variable
account
annuity: 1.20% nonqualified annuity: 1.45% 5-year withdrawal charge schedule qualified annuity: 1.50% nonqualified annuity: 1.75%
any contract anniversary following
your 81st birthday.
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant.
•Annuitizing the Contract terminates
the benefit
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

EDB Death Benefit
Provides a death
benefit equal to the
greatest of these four
values less any
purchase payment
credits, subject to
reversal, minus any
applicable rider
charges:
Contract Value, total
purchase payments
plus purchase payment
credits applied to the
contract, minus
adjusted partial
withdrawals, the
maximum anniversary
value immediately
preceding the date of
death plus any
purchase payments
and purchase payment
credits since that
anniversary minus
adjusted partial
withdrawals; or the 5%
rising floor

7-year
withdrawal
charge
schedule
qualified
annuity:
1.30% of
contract value
in the variable
account
nonqualified
annuity:1.55%
of contract
value in the
variable
account
5-year
withdrawal
charge
schedule
qualified
annuity: 1.60%
of contract
value in the
variable
account
nonqualified
annuity: 1.85%
of contract
value in the
variable
7-year withdrawal charge schedule qualified annuity: 1.30% nonqualified annuity: 1.55% 5-year withdrawal charge schedule qualified annuity: 1.60% nonqualified annuity: 1.85%
•Available to owners age 79 and
younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary following
your 81st birthday
•Not available with Benefit Protector
and Benefit Protector Plus
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•Annuitizing the Contract terminates
the benefit
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

42 Evergreen Essential Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
		account
Optional Benefits
Benefit Protector Death Benefit	Provides an additional death benefit, based on a percentage of contract earnings, to help offset expenses after death such as funeral expenses or federal and state taxes	0.25% of contract value	0.25%
•Available to owners age 75 and
younger
•Must be elected at contract issue
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•Annuitizing the Contract terminates
the benefit
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

Benefit Protector Plus Death Benefit	Provides an additional death benefit, based on a percentage of contract earnings, to help offset expenses after death such as funeral expenses or federal and state taxes	0.40% of contract value	0.40%
•Available to owners age 75 and
younger
•Must be elected at contract issue
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•Annuitizing the Contract terminates
the benefit
•The percentage of exchange
purchase payments varies by age
and is subject to a vesting schedule
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

Guaranteed Minimum Income Benefit Rider (GMIB)	Provides guaranteed minimum lifetime income regardless of investment performance	GMIB – MAV 0.55% GMIB – 6% Rising Floor 0.75% of adjusted contract value	Varies by application sign date
•Available to owners age 75 or
younger
•Must be elected at contract issue,
but some exceptions apply
•Available as two options: GMIB –
MAV, or GMIB – 6% Rising Floor
•Certain withdrawals could
significantly reduce the GMIB
benefit base, which may reduce or
eliminate the amount of annuity
payments
•May have limitations on allocation
to the Money Market fund

Performance Credit Rider (PCR)	Provides additional benefit if your earnings are less than the	0.15% of contract value	0.15%	•Must be elected at contract issue •Not available with GMIB rider

Evergreen Essential Variable Annuity — Prospectus 43

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
target value on the tenth rider anniversary
•May not provide additional benefit
before the tenth contract
anniversary and it may not be
appropriate for issue ages 75 and
older due to a required waiting
period
•May have limitations on allocation
to the GPA, the one-year fixed
account and Money Market fund

Benefits in Case of Death
There are three death benefit options under this contract:
•
ROP Death Benefit;
•
MAV Death Benefit; and
•
Enhanced Death Benefit.
If both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select a GMIB, you must elect either the MAV death benefit or the EDB. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges and Adjustments – Annual Contract Expenses – Mortality and Expense Risk Fee.”)
Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death if you die before the retirement start date while this contract is in force. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.
Return of Purchase Payments (ROP) Death Benefit
The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of these two values less any purchase payment credits applied within 12 months of the date of death , minus any applicable rider charges:
1.
contract value; or
2.
total purchase payments plus purchase payments credits applied to the contract minus adjusted partial withdrawals.

Adjusted partial withdrawals for the ROP or MAV death benefit	=	PW × DB
CV

PW	=	the amount by which the contract value is reduced as a result of the partial withdrawal.
DB	=	the death benefit on the date of (but prior to) the partial withdrawal.
CV	=	contract value on the date of (but prior to) the partial withdrawal.
Example
•
You purchase the contract with a payment of $20,000.
•
On the first contract anniversary you make an additional purchase payment of $5,000.
•
During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.
•
During the third contract year the contract value grows to $23,000.

We calculate the ROP death benefit as follows:
Contract value at death:	$23,000.00
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
Total purchase payments and purchase payment credits:	$25,000.00
minus adjusted partial withdrawals calculated as:

44 Evergreen Essential Variable Annuity — Prospectus

$1,500 × $25,000	=	–1,704.55
$22,000
for a death benefit of:		$23,295.45
ROP death benefit, calculated as the greatest of these two values:			$23,295.45
Maximum Anniversary Value (MAV) Death Benefit
The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.
If both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract. Once you select the MAV death benefit you may not cancel it. If you select the Guaranteed Minimum Income Benefit Rider you must select either the MAV death benefit or the EDB death benefit rider.
The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these three values added in the last 12 months:
1.
contract value;
2.
total purchase payments plus purchase payment credits applied to the contract minus adjusted partial withdrawals; or
3.
the maximum anniversary value immediately preceding the date of death plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.
Maximum Anniversary Value (MAV): We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary’s MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV if the current contract value is higher. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.
Example
•
You purchase the contract with a payment of $20,000.
•
On the first contract anniversary the contract value grows to $24,000.
•
During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

We calculate the MAV death benefit as follows:
Contract value at death:	$20,500.00
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
Total purchase payments and purchase payment credits:	$20,000.00
minus the death benefit adjusted partial withdrawals, calculated as:
$1,500 × $20,000 =	–1,363.64
$22,000
for a death benefit of:	$18,636.36
The MAV immediately preceding the date of death:
Greatest of your contract anniversary contract values:	$24,000.00
plus purchase payments and purchase payment credits made since the prior anniversary:	+0.00
minus the death benefit adjusted partial withdrawals, calculated as:
$1,500 × $24,000 =	–1,636.36
$22,000
for a MAV death benefit of:	$22,363.64
The MAV death benefit, calculated as the greatest of these three values:		$22,363.64
Enhanced Death Benefit (EDB)
The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow.

Evergreen Essential Variable Annuity — Prospectus 45

This is an optional benefit that you may select for an additional charge (see “Charges and Adjustments”). The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with EDB. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.
If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB rider to your contract at the time of purchase. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.
The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values less any purchase payment credits applied within 12 months of the date of death , minus any applicable rider charges:
1.
contract value;
2.
total purchase payments plus purchase payment credits applied to the contract minus adjusted partial withdrawals;
3.
the maximum anniversary value immediately preceding the date of death plus any purchase payments and purchase payment credits applied to the contract since that anniversary minus adjusted partial withdrawals since that anniversary; or
4.
the 5% rising floor.
5% rising floor: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:
•
the amounts allocated to the subaccounts at issue increased by 5%,
•
plus any subsequent amounts allocated to the subaccounts,
•
minus adjusted transfers and partial withdrawals from the subaccounts.
Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary’s variable account floor. We stop adding this amount after you or the annuitant reach age 81.
5% rising floor adjusted transfers or partial withdrawals	=	PWT × VAF
SV

PWT	=	the amount by which the contract is reduced as a result of the partial withdrawal or transfer from the subaccounts.
VAF	=	variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV	=	value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.
Example
•
You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.
•
On the first contract anniversary the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200.
•
During the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

The death benefit is calculated as follows:
Contract value at death:	$22,800.00
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
Total purchase payments and purchase payment credits:	$25,000.00
minus adjusted partial withdrawals, calculated as:
$1,500 × $25,000 =	–1,543.21
$24,300
for a return of purchase payments death benefit of:	$23,456.79
The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:

46 Evergreen Essential Variable Annuity — Prospectus

The MAV on the immediately preceding anniversary:	$25,000.00
plus purchase payments and purchase payment credits made since that anniversary:	+0.00
minus adjusted partial withdrawals made since that anniversary, calculated as:
$1,500 × $25,000 =	–1,543.21
$24,300
for a MAV death benefit of:	$23,456.79
The 5% rising floor:
The variable account floor on the first contract anniversary, calculated as: 1.05 x $20,000 =	$21,000.00
plus amounts allocated to the subaccounts since that anniversary:	+0.00
minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
$1,500 × $21,000 =	–1,657.89
$19,000
variable account floor benefit:	$19,342.11
plus the one-year fixed account value:	+5,300.00
5% rising floor (value of the GPAs, one-year fixed account and the variable account floor):	$24,642.11
EDB, calculated as the greatest of these three values, which is the 5% rising floor:		$24,642.11
If You Die Before Your Retirement Date
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled. Death claim requirements generally include due proof of death and will be detailed in the claim materials we send upon notification of death.
Nonqualified annuities
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)
If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•
the beneficiary elects in writing, and payouts begin no later than one year after your death, or other date as permitted by the IRS; and
•
the payout period does not extend beyond the beneficiary’s life or life expectancy.
Qualified annuities
The information below has been revised to reflect proposed regulations issued by the Internal Revenue Service that describe the requirements for required minimum distributions when a person or entity inherit assets held in an IRA, 403(b) or qualified retirement plan. This proposal is not final and may change. Contract owners are advised to work with a tax professional to understand their required minimum distribution obligations under the proposed regulations and federal law.  The proposed regulations can be found in the Federal Register, Vol. 87, No. 37, dated Thursday, February 24, 2022.
•
Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 73. If you attained age 73 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.
Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional

Evergreen Essential Variable Annuity — Prospectus 47

purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)
•
Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs on or after Jan. 1, 2020, the beneficiary is required to withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death unless they qualify as an “eligible designated beneficiary.” Your beneficiary may be required to take distributions during the 10-year period if you died after your Required Beginning Date. Eligible designated beneficiaries may continue to take proceeds out over your life expectancy if you died prior to your Required Beginning Date or over the greater of your life expectancy or their life expectancy if you died after your Required Beginning Date. Eligible designated beneficiaries include the surviving spouse: the surviving spouse;
•
a lawful child of the owner under the age of 21 (remaining amount must be withdrawn by the earlier of the end of the year the minor turns 31 or end of the 10th year following the minor's death);disabled within the meaning of Code section 72(m)(7);
•
chronically ill within the meaning of Code section 7702B(c)(2);
•
any other person who is not more than 10 years younger than the owner.
However, non-natural beneficiaries, such as estates and charities, are subject to a five-year rule to distribute the IRA if you died prior to your Required Beginning Date.
We will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under a payout plan available under this contract and:
•
the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•
the payout period does not extend beyond December 31 of the 10th year following your death or the applicable life expectancy for an eligible designated beneficiary.
•
Spouse and Non-spouse beneficiary: If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or annuitize the contract to deplete it within 10 years of your beneficiary’s death
•
Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary may continue depending on the annuity payout plan you elect, subject to adjustment to comply with the IRS rules and regulations.
How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the contract’s maturity date (the latest day on which income payments may begin under the contract) or 2) the date the death benefit is due and payable. If a contract matures or we determine a death benefit is payable, we will use our best efforts to locate you or designated beneficiaries. If we are unable to locate you or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your address or beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.
For nonqualified deferred annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner.
Optional Benefits
The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

48 Evergreen Essential Variable Annuity — Prospectus

Guaranteed Minimum Income Benefit Rider (GMIB)
There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:
•
you must hold the GMIB for 7 years,
•
the GMIB rider terminates* 30 days following the contract anniversary after the annuitant’s 86th birthday,
•
you can only exercise the GMIB within 30 days after a contract anniversary, and
•
there are additional costs associated with the rider.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.
If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.
If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your investment professional whether either GMIB rider option is appropriate for your situation.
The amount of the fee is determined by the GMIB rider option you select (see “Charges and Adjustments – Optional Benefit Charges – Guarantee Minimum Income Benefit Rider (GMIB) Fee”). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.
In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.
Investment selection: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in Columbia Variable Portfolio – Government Money Market Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.
You may select one of the following GMIB rider options:
•
GMIB – Maximum Anniversary Value (MAV); or
•
GMIB – 6% Rising Floor.
GMIB – MAV
GMIB benefit base:
If the GMIB – MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:
1.
contract value;
2.
total purchase payments and purchase payment credits minus adjusted partial withdrawals; or
3.
the MAV.
MAV is a value we calculate on the first contract anniversary as the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary’s MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Evergreen Essential Variable Annuity — Prospectus 49

Keep in mind, the MAV is limited at age 81.
We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB – MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.
For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:
PMT × CVG
ECV

PMT	=	each purchase payment and purchase payment credit made in the five years before you exercise the GMIB – MAV.
CVG	=	current contract value at the time you exercise the GMIB – MAV.
ECV	=
the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

Exercising the GMIB – MAV:
•
you may only exercise the GMIB – MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.
•
the annuitant must be between 50 and 86 years old on the date the rider is exercised.
•
you can only take an annuity payout under one of the following annuity payout plans:
–
Plan A – Life Annuity – no refund
–
Plan B – Life Annuity with ten years certain
–
Plan D – Joint and last survivor life annuity — no refund
•
You may change the annuitant for the payouts.
When you exercise your GMIB – MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.
First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:
Pt-1 (1 + i)	= Pt
1.05

Pt–1	=	prior annuity payout
Pt	=	current annuity payout
i	=	annualized subaccount performance
Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.
The GMIB – MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB – MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB – MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB – MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB – MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB – MAV, you will receive the higher standard payout. The GMIB – MAV does not create contract value or guarantee the performance of any investment option.

50 Evergreen Essential Variable Annuity — Prospectus

Terminating the GMIB – MAV:
•
You may terminate the GMIB – MAV within 30 days after the first rider anniversary.
•
You may terminate the GMIB – MAV any time after the seventh rider anniversary.
•
The GMIB – MAV will terminate on the date:
–
you make a full withdrawal from the contract;
–
a death benefit is payable; or
–
you choose to begin taking annuity payouts under the regular contract provisions.
•
The GMIB – MAV will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.
Example
•
You purchase the contract during the 2004 calendar year with a payment of $100,000 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.
•
There are no additional purchase payments and no partial withdrawals.
•
Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.
•
Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

Contract anniversary	Contract value	Purchase payments	MAV	GMIB benefit base
1	$107,000	$101,000	$107,000
2	125,000	101,000	125,000
3	132,000	101,000	132,000
4	150,000	101,000	150,000
5	85,000	101,000	150,000
6	120,000	101,000	150,000
7	138,000	101,000	150,000	$150,000
8	152,000	101,000	152,000	152,000
9	139,000	101,000	152,000	152,000
10	126,000	101,000	152,000	152,000
11	138,000	101,000	152,000	152,000
12	147,000	101,000	152,000	152,000
13	163,000	101,000	163,000	163,000
14	159,000	101,000	163,000	163,000
15	215,000	101,000	215,000	215,000
NOTE: The MAV value is limited at age 81 but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.
If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:
Contract anniversary at exercise	GMIB benefit base	Plan A – life annuity – no refund	Minimum Guaranteed Monthly Income
			Plan B – life annuity with ten years certain	Plan D – joint and last survivor life annuity – no refund
10	$152,000 (MAV)	$784.32	$763.04	$627.76
15	215,000 (Contract Value = MAV)	1,268.50	1,210.45	982.55
The payouts above are based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the

Evergreen Essential Variable Annuity — Prospectus 51

contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:
Contract anniversary at exercise	Contract value	Plan A – life annuity – no refund	Plan B – life annuity with ten years certain	Plan D – joint and last survivor life annuity – no refund
10	$126,000	$650.16	$632.52	$520.38
15	215,000	1,268.50	1,210.45	982.55
In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB – MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.
Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.
GMIB – 6% Rising Floor
GMIB benefit base:
If the GMIB – 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:
1.
contract value;
2.
total purchase payments and purchase payment credits minus adjusted partial withdrawals; or
3.
the 6% rising floor.
6% rising floor: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:
•
the initial purchase payments and purchase payment credits allocated to the subaccounts increased by 6%;
•
plus any subsequent amounts allocated to the subaccounts; and
•
minus adjusted transfers or partial withdrawals from the subaccounts.
Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary’s variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.
Keep in mind that the 6% rising floor is limited at age 81.
We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:
•
subtract each payment adjusted for market value from the contract value.
•
subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.
For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:
PMT × CVG
ECV

PMT	=	each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.
CVG	=	current contract value at the time you exercise the GMIB.
ECV	=
the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

52 Evergreen Essential Variable Annuity — Prospectus

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:
PMT	x	(1.06)CY

CY	=	the full number of contract years the payment has been in the contract
Exercising the GMIB – 6% Rising Floor:
•
you may only exercise the GMIB – 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.
•
the annuitant must be between 50 and 86 years old on the date the rider is exercised.
•
you can only take an annuity payout under one of the following annuity payout plans:
–
Plan A – Life Annuity – no refund
–
Plan B – Life Annuity with ten years certain
–
Plan D – Joint and last survivor life annuity – no refund
•
You may change the annuitant for the payouts.
When you exercise your GMIB – 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.
First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:
Pt-1 (1 + i)	= Pt
1.05

Pt–1	=	prior annuity payout
Pt	=	current annuity payout
i	=	annualized subaccount performance
Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.
The GMIB – 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB – 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB – 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB – 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB – 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB – 6% Rising Floor, you will receive the higher standard payout. The GMIB – 6% Rising Floor does not create contract value or guarantee the performance of any investment option.
Terminating the GMIB – 6% Rising Floor:
•
You may terminate the GMIB – 6% Rising Floor within 30 days after the first rider anniversary.
•
You may terminate the GMIB – 6% Rising Floor any time after the seventh rider anniversary.
•
The GMIB – 6% Rising Floor will terminate on the date:
—
you make a full withdrawal from the contract;
—
a death benefit is payable; or
•
you choose to begin taking annuity payouts under the regular contract provisions.
•
The GMIB – 6% Rising Floor will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.

Evergreen Essential Variable Annuity — Prospectus 53

*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.
Example
•
You purchase the contract during the 2004 calendar year with a payment of $100,000 and you allocate all of your purchase payment to the subaccounts.
•
There are no additional purchase payments and no partial withdrawals.
•
Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.
Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:
Contract anniversary	Contract value	Purchase payments	6% rising floor	GMIB benefit base
1	$107,000	$100,000	$106,000
2	125,000	100,000	112,360
3	132,000	100,000	119,102
4	150,000	100,000	126,248
5	85,000	100,000	133,823
6	120,000	100,000	141,852
7	138,000	100,000	150,363	$150,363
8	152,000	100,000	159,388	159,388
9	139,000	100,000	168,948	168,948
10	126,000	100,000	179,085	179,085
11	138,000	100,000	189,830	189,830
12	147,000	100,000	201,220	201,220
13	215,000	100,000	213,293	215,000
14	234,000	100,000	226,090	234,000
15	240,000	100,000	239,655	240,000
NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB – 6% Rising Floor.
If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:
Contract anniversary at exercise	GMIB benefit base	Plan A – life annuity – no refund	Minimum Guaranteed Monthly Income
			Plan B – life annuity with ten years certain	Plan D – joint and last survivor life annuity – no refund
10	$179,085 (6% Rising Floor)	$872.14	$850.65	$691.27
15	240,000 (Contract Value)	1,346.40	1,286.40	1,034.40
The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:
Contract anniversary at exercise	Contract value	Plan A – life annuity – no refund	Plan B – life annuity with ten years certain	Plan D – joint and last survivor life annuity – no refund
10	$126,000	$650.16	$632.52	$520.38
15	240,000	1,416.00	1,351.20	1,096.80
In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB – 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

54 Evergreen Essential Variable Annuity — Prospectus

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.
Performance Credit Rider (PCR)
The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see “Charges and Adjustments”). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.
If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select the GMIB rider option. In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year’s purchase payments and purchase payment credits.
Investment selection under the PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the Columbia Variable Portfolio – Government Money Market Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.
Target value: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year’s purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary’s target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.
Target value adjusted partial withdrawals	=	PW × TV
CV

PW	=	the partial withdrawal including any applicable withdrawal charge or MVA.
TV	=	the target value on the date of (but prior to) the partial withdrawal.
CV	=	contract value on the date of (but prior to) the partial withdrawal.
Exercising the PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:
Option A) You may choose to accept a PCR credit to your contract equal to:
5%	×	(PP – PCRPW – PP5)

PP	=	total purchase payments and purchase payment credits.
PCRPW	=
PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see
Appendix B.

PP5	=
purchase payments and purchase payment credits made in the prior five years. We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

Option B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

Evergreen Essential Variable Annuity — Prospectus 55

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.
If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year’s payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.
PCR reset: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year’s payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.
Terminating the PCR
•
You may terminate the PCR within 30 days following the first rider anniversary.
•
You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.
•
The PCR will terminate on the date:
–
you make a full withdrawal from the contract,
–
that a death benefit is payable, or
–
you choose to begin taking annuity payouts.
Example
•
You purchase the contract with a payment of $100,000 and we add a $1,000 purchase payment credit to the contract
•
There are no additional purchase payments and no partial withdrawals
•
On the tenth contract anniversary, the contract value is $200,000
•
We determine the target value on the tenth contract anniversary as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 × (1.072)10 = $101,000 × 2.00423 = $202,427.
Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:
5% × (PP – PCRPW – PP5) = 0.05 × ($101,000 – 0 – 0) = $5,050.
After application of the PCR credit, your total contract value would be $205,050.
•
During the eleventh contract year, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on the tenth contract anniversary ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to determine your monthly annuity payout amount.
•
If you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on the tenth contract anniversary with the target values first year’s payments equal to $205,050. We would make the next PCR credit determination on the twentieth contract anniversary.
Benefit Protector Death Benefit Rider (Benefit Protector)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. The Benefit Protector does not provide any additional benefit before the first rider anniversary.
If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus rider.

56 Evergreen Essential Variable Annuity — Prospectus

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.
The Benefit Protector provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•
the applicable death benefit
•
40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or
•
15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.
Earnings at death: This is determined by taking the current death benefit, and subtracting any purchase payments not previously withdrawn. Partial withdrawals reduce earnings before reducing purchase payments in the contract. This determines how much of the applicable death benefit is made up of contract earnings. We set maximum earnings at death of 250% of purchase payments not previously withdrawn that are one or more years old. Earnings at death cannot be less than zero.
Terminating the Benefit Protector
•
You may terminate the rider within 30 days of the first rider anniversary.
•
You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•
The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.
Example of the Benefit Protector
•
You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit rider.
•
During the first contract year the contract value grows to $105,000. The death benefit under the MAV death benefit rider equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.
•
On the first contract anniversary the contract value grows to $110,000. The death benefit equals:

MAV rider (contract value):	$110,000
plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV rider (MAV):	$110,000
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal, including the applicable 7% withdrawal charges of $50,000. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is two years old, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000–$45,000= $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:

MAV rider (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($57,619 – $55,000) =	+1,048
Total death benefit of:	$58,667
•
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit during the third contract year. The reduction in contract value has no effect.

Evergreen Essential Variable Annuity — Prospectus 57

•
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:

MAV rider (contract value):	$200,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000
Total death benefit of:	$255,000
•
During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:

MAV rider (contract value less any purchase payment credits added in the last 12 months):	$249,500
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000
Total death benefit of:	$304,500
•
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:

MAV rider (contract value):	$250,000
plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)
0.40 × ($250,000 – $105,000) =	+58,000
Total death benefit of:	$308,000
If your spouse is the sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for “purchase payments not previously withdrawn” used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.
NOTE: For special tax considerations associated with the Benefit Protector, see “Taxes.”
Benefit Protector Plus Death Benefit Rider (Benefit Protector Plus)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector Plus provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.
If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector rider. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.
The Benefit Protector Plus provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•
the benefits payable under the Benefit Protector described above, plus
•
a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:
Rider Year	Percentage if you and the annuitant are under age 70 on the rider effective date	Percentage if you or the annuitant are age 70 or older on the rider effective date
One and Two	0%	0%
Three and Four	10%	3.75%

58 Evergreen Essential Variable Annuity — Prospectus

Rider Year	Percentage if you and the annuitant are under age 70 on the rider effective date	Percentage if you or the annuitant are age 70 or older on the rider effective date
Five or more	20%	7.5%
Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:
•
the applicable death benefit (see “Benefits in Case of Death”), plus:

Rider Year	If you and the annuitant are under age 70 on the rider effective date, add…	If you or the annuitant are age 70 or older on the rider effective date, add…
One	Zero	Zero
Two	40% × earnings at death (see above)	15% × earnings at death
Three & Four	40% × (earnings at death + 25% of initial purchase payment*)	15% × (earnings at death + 25% of initial purchase payment*)
Five or more	40% × (earnings at death + 50% of initial purchase payment*)	15% × (earnings at death + 50% of initial purchase payment*)
*
Initial purchase payments are payments made within 60 days of rider issue not previously withdrawn.
Terminating the Benefit Protector Plus
•
You may terminate the rider within 30 days of the first rider anniversary.
•
You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•
The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.
Example of the Benefit Protector Plus
•
You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.
•
During the first contract year the contract value grows to $105,000. The death benefit equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.
•
On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:

MAV death benefit (contract value):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV death benefit (MAV):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($110,000 – $100,000) =	+4,000
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.10 × $100,000 =	+10,000
Total death benefit of:	$124,000
•
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:

MAV death benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($57,619 – $55,000) =	+1,048
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn:

Evergreen Essential Variable Annuity — Prospectus 59

0.10 × $55,000 =	+5,500
Total death benefit of:	$64,167
•
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit paid during the third contract year. The reduction in contract value has no effect.
•
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

MAV death benefit (contract value):	$200,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.20 × $55,000 =	+11,000
Total death benefit of:	$266,000
•
During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:

MAV death benefit (contract value less any purchase payment credits added in the last 12 months):	$249,500
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.20 × $55,000 =	+11,000
Total death benefit of:	$315,500
•
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:

MAV death benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.20 × $55,000 =	+11,000
Total death benefit of:	$319,000
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see “Benefits in Case of Death”).
NOTE: For special tax considerations associated with the Benefit Protector Plus, see “Taxes.”
The Annuity Payout Period
As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. Currently, we make annuity payments on a monthly, quarterly, semi-annually and annual basis. Assuming the initial payment is on the same date, more frequent payments will generally result in higher total payments over the year. As discussed below, certain annuity payout options have a “guaranteed period,” during which payments are guaranteed to continue. Longer guaranteed periods will generally result in lower monthly annuity payment amounts. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
We do not deduct any withdrawal charges upon retirement but withdrawal charges may apply when electing to exercise liquidity features we may make available under certain fixed annuity payout options.
You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for

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partial annuitization of your annuity contract, see “Taxes – Nonqualified Annuities – Annuity payouts” and “Taxes – Qualified Annuities – Annuity payouts.” If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.
Amounts of fixed and variable payouts depend on:
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the annuity payout plan you select;
•
the annuitant’s age and, in most cases, sex;
•
the annuity table in the contract; and
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the amounts you allocated to the accounts at settlement.
In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts generally remain the same from month to month unless you have elected an option providing for increasing payments.
For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract – Transfer Policies.”
Annuity Tables
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)
Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.
Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.
Annuity Payout Plans
We make available variable annuity payouts where payout amounts will vary based on the performance of the variable account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before the retirement date. Generally, you may select one of the Plans A through E below or another plan agreed to by us.
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Plan A – Life annuity – no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.
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Plan B – Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period in the event the annuitant dies before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.
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Plan C – Life annuity – installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.
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Plan D – Joint and last survivor life annuity – no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.
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Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining payouts and pay it to you in a lump sum.

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For Plan A, if the annuitant dies before the initial payment, no payments will be made. For Plan B, if the annuitant dies before the initial payment, the payments will continue for the guaranteed payout period. For Plan C, if the annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both annuitants die before the initial payment, no payments will be made; however, if one annuitant dies before the initial payment, the payments will continue until the death of the surviving annuitant.
In addition to the annuity payout plans described above, we may offer additional payout plans. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features will result in payouts ceasing.
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number. For annuity payment plans that do not involve lifetime income, the length of the guaranteed period will affect the amount of each payment. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
Utilizing a liquidity feature to withdraw the underlying value of remaining payouts may result in the assessment of a withdrawal charge (See “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”) or a 10% IRS penalty tax. (See “Taxes.”)
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number.
Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
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in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or
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over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.
If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.
Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect. Payments to beneficiaries are subject to adjustment to comply with the IRS rules and regulations.
Taxes
Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.
Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.
Annuity payouts: Generally, unlike withdrawals described below, the income taxation of annuity payouts is subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity – no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the

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unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Withdrawals: Generally, if you withdraw all or part of your nonqualified annuity your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.
You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59½ unless certain exceptions apply.
Withholding: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you have a valid U.S. address and payments are delivered inside the United States, you may be able to elect not to have federal income tax withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow you to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Federal and state tax withholding rules are subject to change. Annuity payouts and surrenders are subject to the tax withholding rules in effect at the time that they are made, which may differ from the rules described above.
Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death – If You Die Before the Retirement Date”).
Net Investment Income Tax: Certain investment income of high-income individuals (as well as estates and trusts) is subject to a 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.
Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (non-natural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until withdrawn or paid out.
Penalties: If you receive amounts from your nonqualified annuity before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
•
because of your death or in the event of non-natural ownership, the death of annuitant;
•
because you become disabled (as defined in the Code);
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if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

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•
if it is allocable to an investment before Aug. 14, 1982; or
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if annuity payouts are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange.
Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above.
Qualified Annuities
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.
When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.
Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or 3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such payout to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.
Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.

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Withdrawals: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such withdrawal to be directly rolled over to another eligible retirement plan such as an IRA.
Withdrawals from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period or another qualifying event such as death or disability.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions (“RMDs”) beginning at age 73. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.
Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.
Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.
In the below situations, the distribution is subject to optional withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.
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the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;
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the payout is a RMD as defined under the Code;
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the payout is made on account of an eligible hardship; or
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the payout is a corrective distribution.
State withholding also may be imposed on taxable distributions.
Penalties: If you receive amounts from your qualified contract before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:
•
because of your death;
•
because you become disabled (as defined in the Code);
•
if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•
if the distribution is made following severance from employment during or after the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);
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to pay certain medical or education expenses (IRAs only); or

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•
if the distribution is made from an inherited IRA or others as allowed by the IRS.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Under current IRS requirements you are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death – If you Die Before the Retirement Date”).
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new withdrawal charge schedule for an annuity contract, or other product rules as applicable.
Assignment: You may not assign or pledge your qualified contract as collateral for a loan.
Other
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59½, if applicable, on the taxable portion.
We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.
RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.
The company includes in its taxable income the net investment income derived from the investment of assets held in its subaccounts because the company is considered the owner of these assets under federal income tax law.  The company may claim certain tax benefits associated with this investment income.  These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.
Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.
If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.

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Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.
After annuity payouts begin, the number of votes you have is equal to:
•
the reserve held in each subaccount for your contract; divided by
•
the net asset value of one share of the applicable fund.
As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We are the legal owner of all fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from policy owners. We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions. As a result of this proportional voting, in cases when a small number of contract owners vote, their votes will have a greater impact and may even control the outcome.
To the extent that voting rights created under applicable federal securities laws are revised or alter the voting rights described herein, we reserve the right to proceed in accordance with those laws and regulatory guidance.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
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laws or regulations change;
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the existing funds become unavailable; or
•
in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.
If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund), provided we obtain any required SEC and state insurance law approval. The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
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add new subaccounts;
•
combine any two or more subaccounts;
•
transfer assets to and from the subaccounts or the variable account; and
•
eliminate or close any subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Contract
New contracts are not currently being offered.
•
Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.
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The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts

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to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments We May Make to Selling Firms
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We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.00% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.00% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.
•
We may pay selling firms an additional sales commission of up to 1.00% of purchase payments for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.
•
In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
•
sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
•
marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
•
providing service to contract owners; and
•
funding other events sponsored by a selling firm that may encourage the selling firm’s investment professionals to sell the contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.
Sources of Payments to Selling Firms
When we pay the commissions and other compensation described above from our assets. Our assets may include:
•
revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see “Fee Table and Examples”);
•
compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds – The Funds”);
•
compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds – The Funds”); and
•
revenues we receive from other contracts we sell that are not securities and other businesses we conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
•
fees and expenses we collect from contract owners, including withdrawal charges; and
•
fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements made with selling firms can potentially:
•
give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.
•
cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•
cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

68 Evergreen Essential Variable Annuity — Prospectus

Payments to Investment Professionals
•
The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.
•
To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.
Issuer
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts (including registered indexed linked annuity contracts) and life insurance policies.
We rely on the exemption from the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), provided by Rule 12h-7 under the 1934 Act. We are obligated to pay all amounts promised to you under the Contract, subject to our financial strength and claims paying ability.
Legal Proceedings
RiverSource Life is involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.
As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including Ameriprise Financial Services, LLC (“AFS”) and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.
These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity.
Financial Statements
The financial statements for the RiverSource Variable Annuity Account, as well as the consolidated financial statements of RiverSource Life, are in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by calling us at 1-800-862-7919, or can be found online at www.ameriprise.com/variableannuities.

Evergreen Essential Variable Annuity — Prospectus 69

Appendix A: Investment Options Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversource.annuityservice@ampf.com.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Allspring VT Discovery All Cap Growth Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	1.00%[1]	21.00%	10.75%	12.12%
Seeks long-term capital appreciation.	Allspring VT Opportunity Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	1.00%[1]	15.05%	11.72%	10.78%
Seeks long-term capital appreciation.	Allspring VT Small Cap Growth Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	1.17%	18.70%	6.60%	8.65%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.80%	25.89%	8.28%	13.92%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3) Columbia Management Investment Advisers, LLC	0.86%[1]	15.28%	6.12%	8.75%
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 3) Columbia Management Investment Advisers, LLC	0.49%[1]	4.84%	3.53%	2.16%
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.65%	1.85%	(3.60%)	0.08%

70 Evergreen Essential Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.82%	17.18%	11.06%	8.94%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.94%	11.27%	5.75%	5.83%
Seeks long-term capital appreciation.	Invesco V.I. American Value Fund, Series II Shares Invesco Advisers, Inc.	1.14%	30.09%	13.40%	8.85%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund®, Series II Shares Invesco Advisers, Inc.	1.11%	12.41%	10.21%	8.73%
Seeks capital appreciation.	Putnam VT International Equity Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	1.08%	2.97%	4.88%	4.73%
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.97%[1]	7.83%	1.41%	6.11%
1
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.

Evergreen Essential Variable Annuity — Prospectus 71

The following is a list of investment options that earn fixed interest for a specified term currently available under the contract. We may change the features of the fixed interest options listed below and terminate existing options. We will provide you with written notice before doing so. Depending on the optional benefits you choose, you may not be able to invest in certain fixed investment options. See “The ‘Nonunitized’ Separate Account and the Guarantee Period Accounts (GPAs)” and “The One-Year Fixed Account” in the prospectus for more information about the fixed interest investment options.
Note: A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period. This may result in a significant reduction in your contract value. See “Charges and Adjustments – Adjustments – Market Value Adjustments” in the prospectus for more information about the MVA.
Name	Term	Minimum Guaranteed Interest Rate*
2 Year Guarantee Period Account	2 Years	0.00% or 3.00%
3 Year Guarantee Period Account	3 Years	0.00% or 3.00%
4 Year Guarantee Period Account	4 Years	0.00% or 3.00%
5 Year Guarantee Period Account	5 Years	0.00% or 3.00%
6 Year Guarantee Period Account	6 Years	0.00% or 3.00%
7 Year Guarantee Period Account	7 Years	0.00% or 3.00%
8 Year Guarantee Period Account	8 Years	0.00% or 3.00%
9 Year Guarantee Period Account	9 Years	0.00% or 3.00%
10 Year Guarantee Period Account	10 Years	0.00% or 3.00%

The following is a list of Fixed Options currently available under the contract. We may change the features of the Fixed Options listed below or terminate existing Fixed Options. We will provide you with written notice before doing so.
Note: If amounts are withdrawn from a Fixed Option before the end of its term, we will not apply a contract adjustment.

Name	Term	Contract Issue Year	Minimum Guaranteed Interest Rate*
One-Year Fixed Account	1 Year	2002	3.00%
		2003	1.50% or 2.00%/3.00%† or 3.00%
		2004	1.50% or 2.00% or 2.00%/3.00%† or 3.00%
Special DCA Fixed Account	6 Months	2002	3.00%
		2003	1.50% or 2.00%/3.00%† or 3.00%
		2004	1.50% or 2.00% or 2.00%/3.00%† or 3.00%
Special DCA Fixed Account	1 Year	2002	3.00%
		2003	1.50% or 2.00%/3.00%† or 3.00%
		2004	1.50% or 2.00% or 2.00%/3.00%† or 3.00%
*
Minimum guaranteed interest rates vary by Issue State and Issue Date. See your Contract Data Page for your applicable minimum guaranteed interest rate.
†
2.00% for 10 years and 3.00% thereafter

72 Evergreen Essential Variable Annuity — Prospectus

Appendix B: Performance Credit Rider Adjusted Partial Withdrawal
Step one:
For each withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):
RPA	=	Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.
NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.
RPA adjusted partial withdrawals	=	PW × RPA
CV

PW	=	the partial withdrawal including any applicable withdrawal charge or MVA.
CV	=	the contract value on the date of (but prior to) the partial withdrawal.
RPA	=	the remaining premium amount on the date of (but prior to) the partial withdrawal.
Step two:
For each withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):
EPA	=
Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.
EPA adjusted partial withdrawals	=	PW × EPA	×	EPA
		CV		RPA

PW	=	the partial withdrawal including any applicable withdrawal charge or MVA.
CV	=	the contract value on the date of (but prior to) the partial withdrawal.
EPA	=	the eligible premium amount on the date of (but prior to) the partial withdrawal.
RPA	=	the remaining premium amount on the date of (but prior to) the partial withdrawal.
Step three:
The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the sum of each EPA adjusted partial withdrawal.
Example: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.
•
You purchase the contract with an initial purchase payment of $100,000.
•
On the sixth contract anniversary you make an additional purchase payment in the amount of $100,000.
•
Contract values before any partial withdrawals are shown below.
•
On the third contract anniversary you make a partial withdrawal in the amount of $10,000.
•
On the eighth contract anniversary you make another partial withdrawal in the amount of $10,000.

Evergreen Essential Variable Annuity — Prospectus 73

NOTE: The shaded portion of the table indicates the five year exclusion period.
Contract Duration in Years	Total purchase payments	Contract value
At Issue	$100,000	$100,000
1	100,000	110,000
2	100,000	115,000
3	100,000	120,000
4	100,000	115,000
5	100,000	120,000
6	200,000	225,000
7	200,000	230,000
8	200,000	235,000
9	200,000	230,000
10	200,000	235,000
Step one: For each withdrawal made within the current calculation period we calculate the RPA:
For the first partial withdrawal on the third contract anniversary:
RPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal minus the RPA
adjusted partial withdrawals for all previous partial
withdrawals = $100,000 – 0 = $100,000
RPA adjusted partial withdrawal =
$10,000 × $100,000	= $8,333
$120,000
For the second partial withdrawal on the eighth contract anniversary:
RPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal minus the RPA
adjusted partial withdrawals for all previous partial
withdrawals = $200,000 – $8,333 = $191,667
RPA adjusted partial withdrawal =
$10,000 × $191,667	= $8,156
$235,000
Step two: For each withdrawal made within the current calculation period, we calculate the EPA:
For the first partial withdrawal on the third contract anniversary:
EPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal AND the
five-year exclusion period minus the EPA adjusted partial
withdrawals for all previous partial withdrawals =
$100,000 – 0 = $100,000
EPA adjusted partial withdrawal =
$10,000 × $100,000	×	$100,000	= $8,333
$120,000		$100,000
For the second partial withdrawal on the eighth contract anniversary:
EPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal AND the
five-year exclusion period minus the EPA adjusted partial
withdrawals for all previous partial withdrawals =
$100,000 – $8,333 = $91,667
EPA adjusted partial withdrawal =
$10,000 × $91,667	×	$91,667	= $1,866
$235,000		$191,667
Step three: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.
PCRPW amount = $8,333 + $1,866 = $10,199

74 Evergreen Essential Variable Annuity — Prospectus

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The Statement of Additional Information (SAI) includes additional information about the Contract. The SAI, dated the same date as this prospectus, is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy of the SAI, or for more information about the Contract, call us at 1-800-862-7919, visit our website at riversource.com/annuities or write to us at: 70100 Ameriprise Financial Center Minneapolis, MN 55474.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
PRO9026_12_D02_(09/25)
Reports and other information about RiverSource Variable Annuity Account and RiverSource Life Insurance Company are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000044140; C000267024
© 2008-2024 RiverSource Life Insurance Company. All rights reserved.

Prospectus
September 22, 2025
Evergreen
New Solutions Variable Annuity
Individual Flexible Premium Deferred Combination Fixed/Variable Annuity
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
829 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-333-3437 (Service Center) RiverSource Variable Annuity Account
This prospectus contains information that you should know before investing in the Evergreen New Solutions Variable Annuity (Contract), an individual flexible premium deferred combination fixed/variable annuity issued by RiverSource Life Insurance Company (“RVS Life”, “we”, “us” and “our”). The contract offers five-year and seven-year withdrawal charge schedules. All material terms and conditions of the contracts, including material state variations and distribution channels, are described in this prospectus.
The Contract allows you to invest your money in (i) available subaccounts investing in shares of underlying funds, each of which has a particular investment objective, investment strategies, fees and expenses; or (ii) the one-year fixed account, special dollar cost averaging ("SDCA") fixed account, and guarantee period accounts (“GPAs”), each of which earn fixed interest at rates that we adjust periodically and declare when you make an allocation to that account. Additional information regarding each investment option is provided in Appendix A – Investment Options Available Under the Contract.
The Contract is a complex investment and involves risks, including loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in withdrawal charges, taxes, and tax penalties. If you remove money from the GPAs prior to 30 days before the end of the guarantee period, we will apply a market value adjustment (“MVA”), which may be positive or negative. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. Withdrawals from the contract could also reduce the amount of certain optional benefits by more than the dollar amount of the withdrawal, and such reductions could be significant.
An investment in the Contract is subject to the risks related to RVS Life. Any obligations under the Contract are subject to our financial strength and claims-paying ability.
The contracts are no longer available for new purchases. This contract is no longer being sold and this prospectus is designed for current contract owners. In addition to the possible state variations, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract for contract variation information and timing.
The Contract provides for purchase payment credits which we may reverse upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied (see “Buying Your Contract – Purchase Payment Credits”). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.
Additional information about certain investment products, including variable annuities and market value adjusted annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Evergreen New Solutions Variable Annuity — Prospectus 1

2 Evergreen New Solutions Variable Annuity — Prospectus

Key Terms
These terms can help you understand details about your contract.
Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.
Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract value: The total value of your contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Funds: A portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC") in which the Subaccounts invest.  May also be referred to as an underlying Fund.
Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.
Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss.
Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.
One-year fixed account: Part of our general account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.
Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a non-natural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a non-natural person or a revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust or irrevocable grantor trust, the annuitant(s) selected must be the grantor(s) of the trust to assure compliance with Section 72(s) of the Code.
Purchase payment credits: An addition we make to your contract value. We base the amount of the credit on net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.
Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

Evergreen New Solutions Variable Annuity — Prospectus 3

•
Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code
•
Roth IRAs including inherited Roth IRAs under Section 408A of the Code
•
SIMPLE IRAs under Section 408(p) of the Code
•
Simplified Employee Pension (SEP) plans under Section 408(k) of the Code
•
Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code
A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.
All other contracts are considered nonqualified annuities.
Retirement date: The date when annuity payouts are scheduled to begin.
Rider effective date: The date a rider becomes effective as stated in the rider.
Separate Account: An insulated segregated account, the assets of which are invested solely in an underlying Fund. We call this the Variable Account.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Subaccount: A division of the Variable Account, each of which invests in one Fund.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable Account: Refers to the RiverSource Variable Annuity Account, a Separate Account established to hold contract owners’ assets allocated to the Subaccounts, each of which invests in a particular Fund.
Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

4 Evergreen New Solutions Variable Annuity — Prospectus

Overview of the Contract
Purpose: The purpose of the contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments.
We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations.
The contract offers various optional features and benefits that may help you achieve financial goals.
It may be appropriate for you if you have a long-term investment horizon and your financial goals are consistent with the terms and conditions of the contract.
It is not intended for investors whose liquidity needs require frequent withdrawals in excess of free amount. If you plan to manage your investment in the contract by frequent or short-term trading, the contract is not suitable for you.
Phases of the Contract:
The contracts have two phases: the Accumulation Phase and the Income Phase.
Accumulation Phase. During the Accumulation Phase, you make purchase payments by investing in: available Subaccounts, each of which has a particular investment objective, investment strategies, fees and expenses; the one-year fixed account, special dollar cost averaging ("SDCA") fixed account, and GPAs which earn interest at rates that we adjust periodically and declare when you make an allocation to that account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. The GPAs have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to them. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than thirty days before the end of its guarantee period. You may be able to purchase an optional benefit to reduce the investment risk you assume under your contract.
A list of Investment Options and additional information regarding each Investment option available under the contract is provided in Appendix A – Investment Options Available Under the Contract.
The amount of money you accumulate under your contract depends (in part) on the performance of the Subaccounts you choose or the rates you earn on allocations to the one-year fixed account, special dollar cost averaging ("SDCA") fixed account, and GPAs. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period. You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. You may transfer money between investment options during the Accumulation Phase, subject to certain restrictions. Your contract value impacts the value of your contract’s benefits during the Accumulation Phase, including any optional benefits, as well as the amount available for withdrawal, annuitization and death benefits.
Income Phase. The Income Phase begins when you (or your beneficiary) choose to annuitize the contract. You can apply your contract value(less any applicable premium tax and/or other charges) to an annuity payout plan that begins on the retirement date or any other date you elect. You may choose from a variety of plans that can help meet your retirement or other income needs. We can make payouts on a fixed or variable basis, or both. You cannot take withdrawals of contract value or withdraw the contract during the Income Phase.
All optional death and living benefits terminate after the retirement start date.
Contract features:
•
Purchase Payment Credits. The Contract provides for purchase payment credits which we may reverse upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied (See “Buying Your Contract – Purchase Payment Credits”). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.
•
Death Benefits. If you die during the Accumulation Phase, we will pay to your beneficiary or beneficiaries an amount based on the death benefit selected. You may have elected one of the optional death benefits under the contract for an additional fee. Death benefits must be elected at the time that the contract is purchased. Each optional death benefit is designed to provide a greater amount payable upon death. After the death benefit is paid, the contract will terminate.

Evergreen New Solutions Variable Annuity — Prospectus 5

•
Optional Living Benefits. You may have elected one of the optional living benefits under the contract for an additional fee at the time of application. You cannot add optional benefits to your contract after it has been issued. Guaranteed Minimum Income Benefit riders are designed to provide a guaranteed minimum lifetime income, regardless of the volatility inherent in the investments in the Subaccounts.
•
Withdrawals. You may withdraw all or part of your contract value at any time during the Accumulation Phase. If you request a full withdrawal, the contract will terminate. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including an IRS penalty that may apply if you withdraw prior to reaching age 59½) and may have other tax consequences. Early withdrawals of contract value invested in a GPA are subject to an MVA and could result in a significant negative contract adjustment. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”.
•
Tax Treatment. You can transfer money between Subaccounts, the one-year fixed account and GPAs without tax implications, and earnings (if any) on your investments are generally tax-deferred. Generally, earnings are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payment, or upon payment of the death benefit.
Additional Services:
•
Dollar Cost Averaging Programs. Automated Dollar Cost Averaging allows you, at no additional cost, to transfer a set amount monthly between Subaccounts or from the one-year fixed account to one or more eligible Subaccounts. Special Dollar Cost Averaging (SDCA), only available for new purchase payments of at least $10,000, allows the systematic transfer from the Special DCA fixed account to one or more eligible Subaccounts over a 6- or 12-month period.
•
Asset Rebalancing. Allows you, at no additional cost, to automatically rebalance the Subaccount portion of your contract value on a periodic basis.
•
Automated Partial Withdrawals. An optional service allowing you to set up automated partial withdrawals from the GPAs, one-year fixed account, special dollar cost averaging ("SDCA") fixed account, or the Subaccounts.
•
Electronic Delivery. You may register for the electronic delivery of your current prospectus and other documents related to your contract.

6 Evergreen New Solutions Variable Annuity — Prospectus

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS	Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
In addition to the withdrawal charge, we may reverse a purchase payment credits upon certain withdrawals within 12 months of when the purchase payment credits was applied. You may select either a seven-year or five-year withdrawal charge schedule at the time of application. If you select a seven-year withdrawal charge schedule and you withdraw money during the first 7 years from date of each purchase payment, you may be assessed a withdrawal charge of up to 8% of the Purchase Payment withdrawn. If you select a five-year withdrawal charge schedule and you withdraw money during the first 5 years from date of each purchase payment, you may be assessed a withdrawal charge of up to 8% of the purchase payment withdrawn.
For example, if you select a seven-year or five-year withdrawal charge schedule and make an early withdrawal, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment. This loss will be greater if there is a negative MVA, taxes, or tax penalties.
A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period.
You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA.
For example, if you allocate $100,000 to a GPA with a 3-year guarantee period and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a withdrawal charge, taxes, and tax penalties.
The following transactions when applied to a GPA, which we refer to as
"early withdrawals," are subject to an MVA when they occur more than
30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and
(iii) annuitization. We will not apply a negative MVA  to the payment of the death benefit. An MVA may increase the death benefit but will not decrease
it.
Fee Table and Examples Charges and Adjustments – Transaction Expenses – Withdrawal Charge Charges and Adjustments – Adjustments – Market Value Adjustments
Are There Transaction Charges?	No. Other than withdrawal charges and negative MVAs, we do not assess any transaction charges.

Evergreen New Solutions Variable Annuity — Prospectus 7

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Statutory Prospectus
Are There Ongoing Fees and Expenses?
Yes. The table below describes the current fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table and Examples Charges and Adjustments – Annual Contract Expenses Appendix A: Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1) (varies by withdrawal charge schedule, death benefit option, size of Contract value and tax qualification)	1.02%	1.87%
	Fund options (Funds fees and expenses)(2)	0.51%	1.21%
	Optional benefits available for an additional charge(3)	0.15%	0.75%
(1) As a percentage of average daily contract value in the variable account.
Includes the Mortality and Expense Fee,Variable Account Administrative
Charge, and Contract Administrative Charge.
(2) As a percentage of Fund net assets.
(3) As a percentage of Contract Value or adjusted Contract Value(varies by optional benefit). The Minimum is a percentage of Contract Value. The
Maximum is a percentage of adjusted Contract Value.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges and negative MVAs that substantially increase costs.

	Lowest Annual Cost: $1,838	Highest Annual Cost: $3,356
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination
Contract features and Fund fees
and expenses
•No optional benefits
•No additional purchase payments,
transfers or withdrawals
•No sales charge
•No purchase payment credits

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract features, optional
benefits and Fund fees and
expenses
•No sales charge
•No additional purchase payments,
transfers or withdrawals
•No purchase payment credits

	RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract including loss of principal.			Principal Risks of Investing in the Contract

8 Evergreen New Solutions Variable Annuity — Prospectus

RISKS
Is this a Short-Term Investment?
No.
•The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•The Contract has withdrawal charges that may apply for the first seven or five years after each purchase payment. The withdrawal charges may reduce the value of your Contract if you withdraw money during the withdrawal charge period. Withdrawals may also reduce or terminate contract guarantees.
•Withdrawals may also be subject to taxes and tax penalties.
•Withdrawals from a GPA prior to 30 days before the end of the guarantee period may also result in a negative MVA. During the 30-day period ending on the last day of the guarantee period, you may choose to start a new guarantee period of the same length, transfer the contract value from the current GPA to any of the investment options available under the Contract, apply the contract value to an annuity payout plan, or withdraw the value from the current GPA(all subject to applicable withdrawal, transfer, and annuitization provisions). If we do not receive any instructions by the end of the guarantee period, we will automatically transfer the contract value from the current GPA into the shortest GPA term available.
•The benefits of tax deferral, long-term income, and optional living benefit guarantees mean the contract is generally more beneficial to investors with a long term investment horizon.
Principal Risks of Investing in the Contract Charges and Adjustments – Transaction Expenses – Withdrawal Charge Charges and Adjustments – Adjustments – Market Value Adjustments
What Are the Risks Associated with the Investment Options?
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
•Each investment option, including the one-year fixed account and the
Guarantee Period Accounts (GPAs) investment options has its own unique risks.
•You should review the investment options before making any investment decisions.
Principal Risks of Investing in the Contract The Variable Account and the Funds The “Nonunitized” Separate Account and the GPAs The One-Year Fixed Account
What Are the Risk Related to Insurance Company?
An investment in the Contract is subject to the risks related to us. Any obligations (including under the one-year Fixed Account) or guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about
RiverSource Life, including our financial strength ratings, is available by contacting us at 1-800-862-7919.
Principal Risks of Investing in the Contract The General Account

Evergreen New Solutions Variable Annuity — Prospectus 9

RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes.
•Subject to certain restrictions, you may transfer your Contract value among the subaccounts without charge at any time before the retirement date and once per contract year after the retirement date.
•Certain transfers out of the GPAs will be subject to an MVA.
•GPAs and the one-year Fixed Account are subject to certain restrictions.
•Purchase payment credits under the Contract may be recaptured under certain circumstances.
•We reserve the right to modify, restrict or suspend your transfer privileges if we determine that your transfer activity constitutes market timing.
•We reserve the right to add, remove or substitute Funds as investment options. We also reserve the right, upon notification to you, to close or restrict any Funds.
Making the Most of Your Contract– Transferring Among Accounts Substitution of Investments
Are There Any Restrictions on Contract Benefits?
Yes. Under Guaranteed Minimum Income Benefit (GMIB) rider and
Performance Credit rider (PCR), we may limit allocations to the subaccounts investing in the Money Market funds. In addition, PCR optional benefit may limit amounts allocated to the GPAs and the one-year fixed account.
Optional Benefits – Optional Living Benefits – GMIB – Investment – Selection Optional Benefits – Optional Living Benefits – CR – Investment Selection
TAXES
What Are the Contract’s Tax Implications?
•Consult with a tax advisor to determine the tax implications of an investment in and payments and withdrawals received under this
Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
•Earnings under your contract are taxed generally at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This financial incentive may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
About the Service Providers
Should I Exchange My Contract?
If you already own an annuity or insurance Contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a Contract you already own if you determine, after comparing the features, fees, and risks of both
Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing Contract.
Buying Your Contract–Contract Exchanges

10 Evergreen New Solutions Variable Annuity — Prospectus

Fee Table and Examples
The following tables describe the fees, expenses and adjustments that you will pay when buying, owning and making a withdrawal from an investment option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you paid at the time that you bought the Contract and will pay when you make a withdrawal from the Contract. State premium taxes also may be deducted.

Transaction Expenses

Withdrawal Charges
Withdrawal charges (as a percentage of purchase payments withdrawn)	Seven-year	Five-year
Maximum	8%	8%

Seven-year schedule		Five-year schedule
Years from purchase payment receipt	Withdrawal charge percentage	Years from purchase payment receipt	Withdrawal charge percentage
1	8%	1	8%
2	8	2	7
3	7	3	6
4	7	4	4
5	6	5	2
6	5	Thereafter	0
7	3
Thereafter	0
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of contract value is removed from an investment option before expiration of a specified period.

Adjustments

MVA Maximum Potential Loss (as a percentage of amount withdrawn from a GPA)(1)	100%
(1)
The following transactions when applied to a GPA, which we refer to as "early withdrawals," are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA  to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including funds fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expenses
(assessed annually and upon full surrender)
Annual contract administrative charge	$40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. Upon full surrender of the contract, we will assess this charge even if your contract value equals or exceeds $50,000.)
Base Contract Expenses
(as a percentage of average daily contract value in the variable account)
You can choose a death benefit guarantee, a qualified or nonqualified contract and the length of your contract’s withdrawal charge schedule. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost.
Seven-year withdrawal charge schedule	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
Qualified annuities
ROP death benefit	Maximum/Current: 0.85%	0.15%	1.00%
MAV death benefit(1),(2)	Maximum/Current: 1.05%	0.15%	1.20%
EDB(1)	Maximum/Current: 1.15%	0.15%	1.30%
Nonqualified annuities		0.15%
ROP death benefit	Maximum/Current: 1.10%	0.15%	1.25%

Evergreen New Solutions Variable Annuity — Prospectus 11

Seven-year withdrawal charge schedule	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
MAV death benefit(1),(2)	Maximum/Current: 1.30%	0.15%	1.45%
EDB(1)	Maximum/Current: 1.40%	0.15%	1.55%

Five-year withdrawal charge schedule	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
Qualified annuities
ROP death benefit	Maximum/Current: 1.15%	0.15%	1.30%
MAV death benefit(1),(2)	Maximum/Current: 1.35%	0.15%	1.50%
EDB(1)	Maximum/Current: 1.45%	0.15%	1.60%
Nonqualified annuities		0.15%
ROP Payment death benefit	Maximum/Current: 1.40%	0.15%	1.55%
MAV death benefit(1),(2)	Maximum/Current: 1.60%	0.15%	1.75%
EDB(1)	Maximum/Current: 1.70%	0.15%	1.85%
(1)
Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.
(2)
For contracts with applications signed before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.
Optional Benefit Expenses
Optional Death Benefits
Benefit Protector Death Benefit Rider (Benefit Protector) fee	Maximum/Current:	0.25%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)
Benefit Protector Plus Death Benefit Rider (Benefit Protector Plus) fee	Maximum/Current:	0.40%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)
Optional Living Benefits
GMIB – MAV	0.55%(1),(2)
GMIB – 6% Rising Floor	0.75%(1),(2)
(As a percentage of the adjusted contract value charged annually on the contract anniversary.)
PCR fee	0.15%(1)
(As a percentage of the contract value charged annually on the contract anniversary.)
(1)
This fee applies only if you elect this optional feature.
(2)
For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB – MAV — 0.30% and GMIB — 6% Rising Floor — 0.45%
The next table shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of investment options available under the contract, including their annual expenses, may be found in Appendix A.

Annual Fund Expenses(1)

Annual Operating Expenses of the Funds
Minimum and maximum annual operating expenses for the funds
(Including management, distribution (12b-1) and/or service fees and other expenses)(1)
Total Annual Fund Expenses	Minimum(%)	Maximum(%)
(expenses deducted from the Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.51	1.21
(1)
Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contract owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts

12 Evergreen New Solutions Variable Annuity — Prospectus

investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.
Examples
These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Fund expenses.
The examples assume all contract value is allocated to the subaccounts. The examples do not reflect the MVA that only applies to GPAs. Your costs could differ from those shown below if you Invest in the GPAs or fixed account investment options.
These examples assume that you invest $100,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year. The “Maximum” example further assumes the most expensive combination of Annual Contract Expenses reflecting the maximum charges, Annual Fund Expenses and optional benefits available. The “Minimum” example further assumes the least expensive combination of Annual Contract Expenses reflecting the current charges, Annual Fund Expenses and that no optional benefits are selected. Although your actual costs may be higher or lower, based on these assumptions your maximum and minimum costs would be:
Maximum Expenses. These examples assume that you select the MAV death benefit, GMIB – 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be lower, based on these assumptions your costs would be:
	If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
Non-qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule	$11,227	$18,392	$24,742	$41,051	$3,903	$11,837	$19,946	$41,011
Five-year withdrawal charge schedule	10,599	16,448	21,409	43,640	4,207	12,720	21,369	43,600

	If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule	$10,994	$17,702	$23,604	$38,833	$3,649	$11,097	$18,746	$38,793
Five-year withdrawal charge schedule	10,364	15,741	20,225	41,488	3,953	11,984	20,185	41,448
Minimum Expenses. These examples assume that you select the ROP death benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:
	If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
Non-qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule	$9,296	$12,571	$14,655	$20,908	$1,804	$5,587	$9,615	$20,868
Five-year withdrawal charge schedule	8,651	10,491	11,225	24,122	2,112	6,519	11,185	24,082

	If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule	$9,061	$11,844	$13,332	$18,157	$1,548	$4,805	$8,292	$18,117
Five-year withdrawal charge schedule	8,413	9,745	9,918	21,451	1,855	5,743	9,878	21,411
THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

Evergreen New Solutions Variable Annuity — Prospectus 13

Principal Risks of Investing in the Contract
Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. This contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and the option to purchase a living benefit mean that this contract is more beneficial to investors with a long-term investment horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the contract. Withdrawals may be subject to a significant withdrawal charge, depending on the option you select. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of your investment in a GPA as a result of a negative MVA. A withdrawal may reduce the value of your standard and optional benefits. A total withdrawal (surrender) will result in the termination of your contract.
Subaccount Risk. Amounts that you invest in the subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the subaccounts that you select make money, your contract value goes up, and if they lose money, your contract value goes down. Each subaccount’s performance depends on the performance of its underlying Fund. Each underlying Fund has its own investment risks, and you are exposed to the Fund’s investment risks when you invest in a subaccount. You are responsible for selecting subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. For risks associated with any Fixed Account options, see Financial Strength and Claims-Paying Ability Risk below.
GPA Risk. Each GPA pays an interest rate declared by us when you make an allocation to that account and is fixed for the guarantee period you choose. We will periodically change the declared interest rate for future allocations to these accounts at our discretion based, in part, on various factors including, but not limited to, the interest rate environment returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses.
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPA prior to 30 days before the end of the guarantee period. At all other times, and unless an exception applies, we will apply a MVA if you withdraw or transfer contract value from a GPA or you elect an annuity payout plan while you have contract value invested in a GPA. The MVA may be negative, positive or result in no change depending on how the guaranteed interest rate on your GPA compares to the new interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. You bear the risk of loss of principal due to a negative MVA. Partial withdrawals will reduce certain death benefits proportionally based on the percentage of contract value that is withdrawn and if you request a partial withdrawal from the GPAs that will give you the net amount you requested after we apply any applicable MVA and withdrawal charge, a negative MVA will increase the impact of the partial withdrawal on the value of the death benefit.
Selection Risk. The optional benefits under the contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you (if any) may not be elected after your contract is issued. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for an optional benefit that did not provide a financial benefit. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.
Investment Restrictions Risk. Certain optional benefits limit the investment options that are available to you and limit your ability to take certain actions under the contract. These investment requirements are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your contract value and the potential growth of your guaranteed benefits. This may conflict with your personal investment objectives.
Purchase Payment Risk. Your ability to make subsequent purchase payments is subject to restrictions. We reserve the right to limit or restrict purchase payments in certain contract years or based on age, and in conjunction with certain optional living and death benefit riders with advance notice. Also, our prior approval may be required before accepting certain purchase payments. We reserve the right to limit certain annuity features (for example, investment options) if prior approval is required. There is no guarantee that you will always be permitted to make purchase payments.
Purchase Payment Credit Risk. The expenses of the Contract may be higher than expenses for a similar contract that does not credit a purchase payment credit. Your purchase payment credits may be more than offset by the higher expenses associated with this Contract. A purchase payment credit may be reversed upon payment of a lump sum

14 Evergreen New Solutions Variable Annuity — Prospectus

death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied.
Contract Changes Risk. We reserve the right to make certain changes in the future, subject to applicable law. We reserve the right to (i) limit transfers to the regular one-year Fixed Account or (ii) change the percentage allowed to be transferred from the regular one-year Fixed Account. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion. We reserve the right to close or restrict approved investment options in our sole discretion. For certain optional living benefits, we also reserve the right to add, remove or modify allocation plans and requirements in our sole discretion.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our general account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity Risk. Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•
the corruption or destruction of data;
•
theft, misuse or dissemination of data to the public, including your information we hold; and
•
denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. The risk of cyberattacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.
Potential Adverse Tax Consequences. Tax considerations vary by individual facts and circumstances. Tax rules may change without notice. Generally, earnings under your contract are taxed at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59 ½. If you purchase a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral beyond what is provided in that retirement plan. Consult a tax professional.
The Variable Account and the Funds
Variable Account. The variable account was established under Indiana law on July 15, 1987. The variable account, consisting of Subaccounts, is registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.
The variable account meets the definition of a separate account under federal securities laws. Income, gains, and losses credited to or charged against the variable account reflect the variable account’s own investment experience and not the investment experience of RiverSource Life’s other assets. The variable account’s assets are held separately from RiverSource Life’s assets and are not chargeable with liabilities incurred in any other business of RiverSource Life.  RiverSource Life is obligated to pay all amounts promised to contract owners under the contracts. The variable account includes other Subaccounts that are available under contracts that are not described in this prospectus.
The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the Subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.
We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.

Evergreen New Solutions Variable Annuity — Prospectus 15

The Funds: The contract currently offers subaccounts investing in shares of the Funds. Contract value allocated to a Subaccount will vary based on the investment experience of the corresponding Fund in which the Subaccount invests. There is a risk of loss of the entire amount invested. Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance may be found in the Appendix A to this prospectus.
Please read the Funds’ prospectuses carefully for facts you should know before investing. These prospectuses containing more detailed information about the Funds are available by contacting us at 70100 Ameriprise Financial Center, Minneapolis, MN 55474, telephone: 1-800-862-7919, website: Ameriprise.com/variableannuities.
•
Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives.
•
Fund name and management: An underlying Fund in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•
Eligible purchasers: All Funds are available to serve as the underlying investment options for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund Name and Management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate Fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate Funds. Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•
Private label: This contract is a “private label” variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the affiliated funds are generally more profitable for us and our affiliates (see “Revenue we receive from the funds may create conflicts of interest”). These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.
Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.
•
Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation of a fund, its distributor, investment adviser, subadviser, transfer

16 Evergreen New Solutions Variable Annuity — Prospectus

agent or their affiliates pay us and our affiliates. This revenue includes but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.
•
Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.
•
Revenue we receive from the funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest. The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management) and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated funds comprises the greatest amount and percentage of revenue we derive from payments made by the funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including, but not limited to expense payments and non-cash compensation, for various purposes:
•
Compensating, training and educating investment professionals who sell the contracts.
•
Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.
•
Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to contract owners, authorized selling firms and investment professionals.
•
Providing sub-transfer agency and shareholder servicing to contract owners.
•
Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.

Evergreen New Solutions Variable Annuity — Prospectus 17

•
Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
•
Furnishing personal services to contract owners, including education of contract owners regarding the funds, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•
Subaccounting services, transaction processing, recordkeeping and administration.
•
Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•
Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
•
Compensation paid out of 12b-1 fees that are deducted from fund assets.
•
Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•
Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We receive this revenue in the form of a cash payment.
•
Compensation paid out of 12b-1 fees that are deducted from fund assets.

18 Evergreen New Solutions Variable Annuity — Prospectus

The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs)
The “Nonunitized” separate account: We hold amounts You allocate to the GPAs in a “nonunitized” separate account, which is maintained by Us and segregated from Our general assets and the Variable Account. This separate account provides an additional measure of assurance that We will make full payment of amounts due under the GPAs. Unlike the Variable Account (i.e., a unitized separate account), which has subaccounts and accumulation units, We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to Your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. See “The General Account” for more information.
The GPAs: The contract currently offers GPAs that earn fixed interest during guarantee periods. The available guarantee periods may vary by state. The GPAs may not be available for contracts in some states.
You may allocate purchase payments and purchase payment credits to one or more of the GPAs. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see “Buying Your Contract” and “Transfer policies”).
These accounts are not offered after annuity payouts begin.
Each GPA pays an interest rate that is declared at the time of your allocation to that account. Interest is credited daily. That interest rate is fixed for the guarantee period that you chose. We may periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on any Contract Value already allocated to a GPA. The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion. These rates generally will be based on factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses. Contact our Service Center at the number listed on the cover page of this prospectus for current interest rates.
A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. We will not apply an MVA to Contract Value you transfer or withdraw out of the GPAs during the 30-day period ending on the last day of the guarantee period. For more information about the MVA, see “Charges and Adjustments – Adjustments – Market Value Adjustments.”
During the 30 day window, which precedes the end of your GPA investment’s guarantee period, you may elect one of the following options: (i) reinvest the Contract Value in a new GPA with the same guarantee period; (ii) transfer the Contract Value to a GPA with a different guarantee period; (iii) transfer the Contract Value to any of the subaccounts or the one-year fixed account
, or withdraw the Contract Value (subject to applicable withdrawal and transfer provisions). We will send you a letter prior to the end of your guarantee period that lists the available GPAs or you can contact our Service Center at the number listed on the cover page of this prospectus for the GPAs currently available to you. If we do not receive any instructions by the end of your guarantee period, we will automatically transfer the Contract Value into the shortest GPA term offered in your state.
The General Account
The general account includes all assets owned by RiverSource Life, other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your contract including any optional benefits offered under the contract. These guarantees are subject to the claims-paying ability and financial strength of RiverSource Life. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of annuities and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is supported by our general account that we make available under the contract.

Evergreen New Solutions Variable Annuity — Prospectus 19

The One-Year Fixed Account
You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Amounts allocated to the one-year fixed account are part of our general account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. The guaranteed minimum interest rate offered may vary by state and contract issue year, but will be shown on your Contract Data page and will never be less than the fixed account minimum interest rate required under state law.
There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see “Buying Your Contract” and “Transfer policies”).
Because of exemptive and exclusionary provisions, we have not registered interests in the one-year fixed account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in the fixed account are subject to the provisions of these Acts.
The one-year fixed account has not been registered with the SEC. Disclosures regarding the one-year fixed account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Buying Your Contract
New contracts as described in this prospectus are not currently being offered. Information about applying for the contract and issuing the contract is provided for informational purposes only.
We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)
When you applied, you selected (if available in your state):
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GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);
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how you want to make purchase payments;
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the optional MAV Death Benefit(2);
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the optional EDB(2);
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the optional GMIB – MAV rider(3);
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the optional GMIB – 6% Rising Floor rider(3);
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the optional PCR(3);
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the optional Benefit Protector Death Benefit(4);
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the optional Benefit Protector Plus Death Benefit(4);
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the length of the withdrawal charge schedule (5 or 7 years)(5); and
•
a beneficiary.
(1)
GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.
(2)
Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.
(3)
If you select the PCR, you cannot add a GMIB rider. The GMIB is available if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit. May not be available in all states.
(4)
Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.
(5)
The five-year withdrawal charge schedule may not be available in all states.
The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.

20 Evergreen New Solutions Variable Annuity — Prospectus

The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:
For contracts with applications signed prior to June 16, 2003:	No restrictions on the amount of purchase payments allocated to the GPAs or the one-year fixed account (if available).
For contracts with applications signed on or after June 16 through Dec. 4, 2003:
The amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment.
This 30% limit will not apply if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

For contracts with applications signed on or after Dec. 5, 2003:
In certain states where we offer GPAs that do not require payment of a statutory minimum guaranteed interest rate, the amount of any purchase payment allocated to one-year fixed account cannot exceed 30% of the purchase payment. The amount of any purchase payment allocated to the GPAs is not subject to this 30% limit. Please consult your investment professional to see if these restrictions apply in your state. In all other states, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. We reserve the right to further limit purchase payment allocations to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.
In all states, the 30% limit will not apply if you establish an automated dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

There are no restrictions on allocations of purchase payments to the subaccounts.
We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our Service Center. We will credit additional eligible purchase payments you make to your accounts on the valuation date we receive them. If we receive your purchase payment at our Service Center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our Service Center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.
You may make monthly payments to your contract under a systematic investment plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.
In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.
Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Contract Exchanges
You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Generally, you can exchange one annuity for another or for a qualified long-term care insurance policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (IRS) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on the new contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period may begin when you exchange into the new contract. If the exchange does not qualify for Section 1035

Evergreen New Solutions Variable Annuity — Prospectus 21

treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for the new contract or buy the new contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes — 1035 Exchanges.”)
Purchase Payments
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.
Minimum purchase payments
If paying by SIP:	$50 for additional payments.
If paying by any other method:	$100 for additional payments.
Maximum total allowable purchase payments*
$1,000,000
*
This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code’s limits on annual contributions also apply.
How to Make Purchase Payments

1 Electronically and By SIP
Contact your investment professional to move money electronically or to complete the necessary SIP paperwork.

2 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Purchase Payment Credits
You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)
(1)
For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and the subaccounts in the same proportions as your purchase payment.
We fund the credit from our general account. Credits are not considered to be “investments” for income tax purposes. (See “Taxes.”)
We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).
To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to “Contingent events” (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge – Contingent events”), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.
Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract. We expect to make a profit from the charges on the Contract.
This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment

22 Evergreen New Solutions Variable Annuity — Prospectus

credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.
We do not consider purchase payment credits to be part of your purchase payments for any purpose under the Contract.
Limitations on Use of Contract
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.
The Retirement Date
Annuity payouts begin on the retirement date. This means that the contract will be annuitized or converted to a stream of monthly payments. If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. You will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we processed your application, we established the retirement date to be the maximum age then in effect (or contract anniversary if applicable). Unless otherwise elected by you, all retirement dates are now automatically set to the maximum age of 95 now in effect. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.
The retirement date must be:
•
no earlier than the 30th day after the contract’s effective date; and no later than
•
the annuitant’s 95th birthday or the tenth contract anniversary, if later,
•
or such other date as agreed to by us but not later than the owner’s 105th birthday.
Six months prior to your retirement start date, we will contact you with your options including the option to postpone your retirement start date to a future date. You can choose to delay the retirement start date of your contract to a date beyond age 95, to the extent allowed by applicable state law and tax laws.
If you do not make an election, annuity payouts using the contract’s default option of annuity payout Plan B – Life with 10 years certain will begin on the retirement start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, we will continue to make payments until 10 years of payments have been made.
Generally, if you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your retirement start date, your contract will not be automatically annuitized (subject to state requirements). However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.
Beneficiary
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)
Charges and Adjustments
Transaction Expenses
Withdrawal Charge
If you withdraw all or part of your contract value, we may deduct a withdrawal charge from the contract value if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to an MVA. (See “Charges and Adjustments – Adjustments – Market Value Adjustments”.) The withdrawal charge helps Us cover sales and distribution expenses. For purposes of calculating the withdrawal charge, we do not consider purchase payment credits as part of your purchase payments.

Evergreen New Solutions Variable Annuity — Prospectus 23

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a 7-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.
You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount (“TFA”). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:
(a)
is 10% of your prior anniversary’s contract value; and
(b)
is current contract earnings, which includes any purchase payment credits.
NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, or the one-year fixed account or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary’s contract value during the first contract year.
For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:
1.
First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary’s contract value. We do not assess a withdrawal charge on this amount.
2.
Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.
3.
Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.
4.
Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a “first-in, first-out” (FIFO) basis. We do assess a withdrawal charge on these payments.
NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:
PPW = XSF +	(ACV – XSF)	×	(PPNPW – XSF)
(CV – TFA)
If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.
We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.
The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the withdrawal charge schedule you selected:
Seven-year schedule		Five-year schedule(1)
Years from purchase payment receipt	Withdrawal charge percentage	Years from purchase payment receipt	Withdrawal charge percentage
1	8%	1	8%
2	8	2	7
3	7	3	6
4	7	4	4
5	6	5	2
6	5	Thereafter	0
7	3
Thereafter	0
(1)
The five-year withdrawal charge schedule may not be available in all states.

24 Evergreen New Solutions Variable Annuity — Prospectus

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.
The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.
Withdrawal charge calculation example
The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a 7-year withdrawal charge schedule with this history:
•
We receive these payments
–
$10,000 initial;
–
$8,000 on the seventh contract anniversary; and
–
$6,000 on the eighth contract anniversary; and
•
You withdraw the contract for its total withdrawal value of $38,101 during the eleventh contract year and make no other withdrawals during that contract year; and
•
The prior anniversary contract value is $38,488.

Withdrawal Charge	Explanation
$0	$3,848.80 is 10% of the prior anniversary’s contract value withdrawn without withdrawal charge; and
0	$10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
0	$10,000 initial purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
560	$8,000 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and
420	$6,000 purchase payment is in its third year from receipt withdrawn with a 7% withdrawal charge.
$980
Under the same scenario, the withdrawal charge on a contract with a five-year withdrawal charge schedule would be calculated:
Withdrawal Charge	Explanation
$0	$3,848.80 is 10% of the prior anniversary’s contract value withdrawn without withdrawal charge; and
0	$10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
0	$10,000 initial purchase payment was received six or more years before withdrawal and is withdrawn without withdrawal charge; and
320	$8,000 purchase payment is in its fourth year from receipt, withdrawn with a 4% withdrawal charge; and
360	$6,000 purchase payment is in its third year from receipt withdrawn with a 6% withdrawal charge.
$680
Waiver of withdrawal charges
We do not assess withdrawal charges for:
•
withdrawals of any contract earnings;
•
withdrawals of amounts totaling up to 10% of your prior contract anniversary’s contract value to the extent it exceeds contract earnings;
•
required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;
•
contracts settled using an annuity payout plan unless an annuity payout Plan E is later fully withdrawn;
•
withdrawals made as a result of one of the “Contingent events”* described below to the extent permitted by state law; and
•
death benefits.*
*
However, we will reverse certain purchase payment credits credited within 12 months of a withdrawal under this provision. (See “Buying Your Contract — Purchase Payment Credits.”)

Evergreen New Solutions Variable Annuity — Prospectus 25

•
Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.
•
To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician’s statement. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.
Contingent events
Liquidation charge under Annuity Payout Plan E – Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to withdraw those payments. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The liquidation charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate.
Fixed Payouts: Withdrawal charge for Fixed Annuity Payout Plan E – Payouts for a specified period: If you are receiving annuity payments under this annuity payout plan, you can choose to take a withdrawal and a withdrawal charge may apply.
A withdrawal charge will be assessed against the present value of any remaining guaranteed payouts withdrawn. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) the annual effective interest rate and periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you have withdrawn, the present value determined will be multiplied by the withdrawal charge percentage in the table below and deducted from the present value to determine the net present value you will receive.
Number of Completed Years Since Annuitization	Withdrawal charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit withdrawals in the first year after annuitization.
We will provide a quoted present value (which includes the deduction of any withdrawal charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following withdrawal will be reduced to zero.
Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.
Annual Contract Expenses
Base Contract Expenses
Base Contract Expenses consist of the contract administrative charge and mortality and expense risk fee.
Contract Administrative Charge
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.
We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

26 Evergreen New Solutions Variable Annuity — Prospectus

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.
Variable Account Administrative Charge
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.
Mortality and Expense Risk Fee
We charge these fees daily to the subaccounts as a percentage of the daily contract value in the variable account. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.
These fees are based on the death benefit guarantee, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.
Seven-year withdrawal charge schedule	Qualified annuities	Nonqualified annuities
ROP death benefit	0.85%	1.10%
MAV death benefit(1)(2)	1.05	1.30
EDB	1.15	1.40

Five-year withdrawal charge schedule
ROP death benefit	1.15	1.40
MAV death benefit(1)(2)	1.35	1.60
EDB	1.45	1.70
(1)
Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. May not be available in all states.
(2)
For contracts with applications signed before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.
Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.
Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.
The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•
first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
•
then, if necessary, the funds redeem shares to cover any remaining fees payable.
We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.
Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds.

Evergreen New Solutions Variable Annuity — Prospectus 27

Premium Taxes
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.
Adjustments
Market Value Adjustments
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period. At all other times, and unless one of the exceptions described below applies, we will apply an MVA if you make certain transactions while you have contract value invested in a GPA. The following transactions when applied to a GPA, which we refer to as "early withdrawals," are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA  to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
No MVA will apply to:
•
amounts withdrawn under contract provisions that waive withdrawal charges for Hospital or Nursing Home Confinement and Terminal Illness Diagnosis;
•
automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep Strategy. In some states, the MVA is limited; and
•
amounts deducted for fees and charges.
The application of an MVA may result in either a gain or loss. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. Under certain death benefits, the value of the death benefit is reduced proportionally when you take a partial withdrawal based on the percentage of contract value that is withdrawn. If you request a partial withdrawal from the GPAs that will give you the net amount you requested after we apply any applicable MVA and withdrawal charge, the MVA could increase or decrease the percentage of contract value that is withdrawn. In these circumstances, a negative MVA would increase the impact of a partial withdrawal on the value of the death benefit.
When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The MVA is sensitive to changes in current interest rates. The MVA, which can be zero, positive or negative, reflects the relationship between the guaranteed interest rate that applies to the GPA from which you are taking an early withdrawal and the interest rate we are then currently crediting on new GPAs that mature at the same time. The magnitude of any applicable MVA will depend on the difference in these current guaranteed interest rates at the time of the early withdrawal corresponding to the time remaining in your guarantee period and your guaranteed interest rate. If interest rates have increased, the MVA will generally be negative and the early withdrawal amount will be less; if interest rates have decreased, the MVA will generally be positive and the early withdrawal amount will be increased. This is summarized in the following table:
If your GPA rate is:	The MVA is:
Less than the new GPA rate + 0.10%	Negative
Equal to the new GPA rate + 0.10%	Zero
Greater than the new GPA rate + 0.10%	Positive

The precise MVA formula we apply is as follows:
Early withdrawal amount	×	[	(1 + i	)	(n/12)	–1	]	=	MVA
1 + j + .001

Where i	=	rate earned in the GPA from which amounts are being transferred or withdrawn.
j	=	current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).
n	=	number of months remaining in the current Guarantee Period (rounded up to the next month).
Withdrawal charges and other charges applicable to your contract and optional benefit riders you have elected may also apply to an early withdrawal. As noted above, we do not apply MVAs to the amounts we deduct for fees and charges, including withdrawal charges. We will deduct any applicable withdrawal charge from your early withdrawal after applying

28 Evergreen New Solutions Variable Annuity — Prospectus

the MVA. Please note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.
Contact our Service Center at the number listed on the cover page of this prospectus for a quote of the impact an early withdrawal would have on your contract value. Values fluctuate daily and the actual MVA applied at the time an early withdrawal is processed may be more or less than the values quoted at the time of your call. Additional information about MVAs, including MVA examples, is located in the Statement of Additional Information (“SAI”).
The MVA is intended to protect us from losses on the investments we hold to support our guaranteed interest rates when we must pay out amounts that are removed from the GPAs early.
Optional Benefit Charges
Optional Living Benefit Charges
Guaranteed Minimum Income Benefit Rider (GMIB) Fee
We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see “Guaranteed Minimum Income Benefit Rider”). The fee for GMIB – MAV is 0.55% of the adjusted contract value(1). The fee for GMIB – 6% Rising Floor is 0.75% of the adjusted contract value. Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.
(1)
For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB – MAV — 0.30% and GMIB — 6% Rising Floor — 0.45%.
If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.
We calculate the fee as follows:
GMIB	– MAV	0.55% × (CV + ST – FAV)
GMIB	– 6% Rising Floor	0.75% × (CV + ST – FAV)

CV	=	contract value on the contract anniversary
ST	=	transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary.
FAV	=	the value of your GPAs and the one-year fixed account on the contract anniversary.
The result of ST – FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.
Example
•
You purchase the contract with a payment of $50,000 and allocate all of your payment to the subaccounts.
•
During the first contract year your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.
•
On the first contract anniversary the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.
•
The GMIB fee for:
GMIB – MAV is 0.55%; and
GMIB – 6% Rising Floor is 0.75%.
We calculate the charge as follows:
Contract value on the contract anniversary:	$73,250
plus transfers from the subaccounts to the one-year fixed account in the six months before the contract anniversary:	+15,000
minus the value of the one-year fixed account on the contract anniversary:	–15,250
$73,000
The GMIB fee charged to you:
GMIB – MAV	(0.55% × $73,000) =	$401.50

Evergreen New Solutions Variable Annuity — Prospectus 29

GMIB – 6% Rising Floor	(0.75% × $73,000) =	$547.50
Performance Credit Rider (PCR) Fee
We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.
If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.
Optional Death Benefit Charges
Benefit Protector Death Benefit Rider Fee
We deduct a charge for the optional feature only if you select it. The current annual fee is 0.25% of your contract value on each contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.
Benefit Protector Plus Death Benefit Rider Fee
We charge a fee for the optional feature only if you select it. The current annual fee is 0.40% of your contract value on each contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.
Valuing Your Investment
We value your accounts as follows:
GPAs and One-Year Fixed Account
We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:
•
the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);
•
plus any purchase payment credits allocated to the GPAs and one-year fixed account;
•
plus interest credited;
•
minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;
•
minus any prorated portion of the contract administrative charge; and
•
minus the prorated portion of the fee for any of the following optional benefits you have selected:
–
Guaranteed Minimum Income Benefit rider — MAV;
–
Guaranteed Minimum Income Benefit rider — 6% Rising Floor;
–
Performance Credit rider;
–
Benefit Protector rider; and/or
–
Benefit Protector Plus rider.
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of

30 Evergreen New Solutions Variable Annuity — Prospectus

accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).
The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.
Here is how we calculate accumulation unit values:
Number of units: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.
Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•
adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
•
dividing that sum by the previous adjusted net asset value per share; and
•
subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.
Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.
Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value.
The number of accumulation units you own may fluctuate due to:
•
additional purchase payments and any purchase payment credits you allocate to the subaccounts;
•
any purchase payment credits allocated to the subaccount;
•
transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);
•
partial withdrawals;
•
withdrawal charges;
and the deduction of a prorated portion of:
•
the contract administrative charge; and
•
the fee for any of the following optional benefits you have selected:
–
Guaranteed Minimum Income Benefit rider — MAV;
–
Guaranteed Minimum Income Benefit rider — 6% Rising Floor;
–
Performance Credit rider;
–
Benefit Protector rider; and/or
–
Benefit Protector Plus rider.
Accumulation unit values will fluctuate due to:
•
changes in fund net asset value;
•
fund dividends distributed to the subaccounts;
•
fund capital gains or losses;
•
fund operating expenses; and
•
mortality and expense risk fee and the variable account administrative charge.
Making the Most of Your Contract
Automated Dollar-Cost Averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the

Evergreen New Solutions Variable Annuity — Prospectus 31

benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		Jun	100	18	5.56
		Jul	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.
Special Dollar-Cost Averaging (Special DCA) Program
If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.
You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or the subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.
(1)
“Net contract value” equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.
We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. From time to time, we may credit interest to the Special DCA account at promotional rates that are higher than those we credit to the one-year fixed account. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.
We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

32 Evergreen New Solutions Variable Annuity — Prospectus

If you make additional purchase payments while a Special DCA account term is in progress, the amounts you allocate to an existing Special DCA account will be transferred out of the Special DCA account over the reminder of the term. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.
You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.
You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see “Transfer policies”). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.
We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.
The Special DCA Program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.
Asset Rebalancing
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.
Transferring Among Accounts
You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.
The date your request to transfer will be processed depends on when and how we receive it:
For transfer requests received in writing:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

Evergreen New Solutions Variable Annuity — Prospectus 33

For transfer requests received by phone:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.
We may suspend or modify transfer privileges at any time.
For information on transfers after annuity payouts begin, see “Transfer Policies” below.
Transfer Policies
•
Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit purchase payment allocations to the GPAs and the one-year fixed account if the interest rate we are then crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.
•
You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:

For contracts with applications signed prior to June 16, 2003:
It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Currently, we have removed this restriction and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

For contracts with applications signed on or after June 16 through Dec. 4, 2003:
You may transfer contract values from the one-year fixed account to the subaccounts or GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the GPAs or the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. Total transfers out of the GPAs and one-year fixed account in any contract year are limited to 30% of the total value of the GPAs and one-year fixed account at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest.

For contracts with applications signed on or after Dec. 5, 2003:
You may transfer contract values from the one-year fixed account to the subaccounts or GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account in total being greater than 30% of the contract value. We reserve the right to further limit transfers to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.
Total transfers out of the one-year fixed account in any contract year are limited to 30% of the one-year fixed account value at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest.

Transfers from the one-year fixed account are not subject to an MVA.

34 Evergreen New Solutions Variable Annuity — Prospectus

•
You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive an MVA*, which may result in a gain or loss of contract value unless an exception applies (see “Charges and Adjustments – Adjustments – Market Value Adjustments”).
•
If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.
•
If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.
•
Once annuity payouts begin, you may not make any transfers to the GPAs.
*
Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.
Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•
diluting the value of an investment in an underlying fund in which a subaccount invests;
•
increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,
•
preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90-day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.
If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
•
requiring transfer requests to be submitted only by first-class U.S. mail;
•
not accepting hand-delivered transfer requests or requests made by overnight mail;
•
not accepting telephone or electronic transfer requests;
•
requiring a minimum time period between each transfer;
•
not accepting transfer requests of an agent acting under power of attorney;
•
limiting the dollar amount that you may transfer at any one time;
•
suspending the transfer privilege; or

Evergreen New Solutions Variable Annuity — Prospectus 35

•
modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•
Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•
Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•
Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•
Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.
How to Request a Transfer or Withdrawal

1 By automated transfers and automated partial withdrawals
Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.
You can start or stop this service by written request or other method acceptable to us.
You must allow 30 days for us to change any instructions that are currently in place.
•
Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

36 Evergreen New Solutions Variable Annuity — Prospectus

For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.
•
Automated withdrawals may be restricted by applicable law under some contracts.
•
You may not make systematic purchase payments if automated partial withdrawals are in effect.
•
Automated partial withdrawals may result in income taxes and penalties on all or part of the amount withdrawn.

Minimum amount
Transfers or withdrawals:	$100 monthly
$250 quarterly, semiannually or annually

2 By phone
Call:
1-800-333-3437
Minimum amount
Transfers or withdrawals:	$500 or entire account balance
Maximum amount
Transfers:	Contract value or entire account balance
Withdrawals:	$100,000
We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.
Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

3 By letter
Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our Service Center:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Minimum amount
Transfers or withdrawals:	$500 or entire account balance

Maximum amount
Transfers or withdrawals:	Contract value or entire account balance
*
Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
Withdrawals
You may withdraw all or part of your contract at any time before the retirement date by sending us a written request or calling us.
The date your withdrawal request will be processed depends on when and how we receive it:
For withdrawal requests received in writing:
•
If we receive your withdrawal request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request.

Evergreen New Solutions Variable Annuity — Prospectus 37

•
If we receive your withdrawal request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request.
For withdrawal requests received by phone:
•
If we receive your withdrawal request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request.
•
If we receive your withdrawal request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request.
We may ask you to return the contract. You may have to pay a contract administrative charge, withdrawal charges or any applicable optional rider charges (see “Charges and Adjustments”), federal income taxes and penalties. State and local income taxes may also apply (see “Taxes”). In addition, purchase payment credits may be reversed. You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see “Optional Benefits”). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes – Qualified Annuities – Required Minimum Distributions”).
Withdrawal Policies
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in each subaccount , one-year fixed account or GPA must be either zero or at least $50.
Receiving Payment

1 By electronic payment
•
request that payment be sent electronically to your bank payable to you;
•
pre-authorization required.

2 By regular or express mail
•
payable to you;
•
mailed to address of record.
NOTE: We will charge you a fee if you request express mail delivery.
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.
Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
–
the NYSE is closed, except for normal holiday and weekend closings;
–
trading on the NYSE is restricted, according to SEC rules;
–
an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
–
the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total withdrawal amount until cleared from the originating financial institution.

38 Evergreen New Solutions Variable Annuity — Prospectus

TSA – Special Provisions
Participants in Tax-Sheltered Annuities
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.
In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.
The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.
The Code imposes certain restrictions on your right to receive early distributions from a TSA:
•
Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
–
you are at least age 59½;
–
you are disabled as defined in the Code;
–
you severed employment with the employer who purchased the contract;
–
the distribution is because of your death;
– you are terminally ill as defined in the Code;
– you are adopting or are having a baby;
– you are supplying Personal or Family Emergency Expense;
– you are a Domestic Abuse Victim;
– you are in need to cover Expenses and losses on account of a FEMA declared disaster;
–
the distribution is due to plan termination; or
–
you are a qualifying military reservist.
•
If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.
•
Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”).
•
The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.
Changing Ownership
You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our Service Center. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.
If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)
If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Evergreen New Solutions Variable Annuity — Prospectus 39

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.
If you have a GMIB and/or Benefit Protector Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector rider is optional. (see “Optional Benefits”).

40 Evergreen New Solutions Variable Annuity — Prospectus

Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Standard Benefits (no additional charge)
Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount among the subaccounts or from the one-year fixed account to one or more eligible subaccounts	N/A	N/A
•Transfers out of the one-year fixed
account to any of the subaccounts
may not exceed the amount that if
continued, would deplete the
one-year fixed account within 12
months
•For contracts signed prior
June 16, 2003, transfers out of the
one-year fixed account, are not
limited
•For contracts signed on or after
June 16, 2003, transfers out of the
one-year fixed account, including
automated transfers, are limited to
30% of one-year fixed account value
at the beginning of the contract year
or $10,000, whichever is greater

Special Dollar Cost Averaging (SDCA)	Allows the systematic transfer from the Special DCA fixed account to one or more eligible subaccounts	N/A	N/A
•Must be funded with a purchase
payment of at least $10,000, not
transferred contract value
•Only 6-month and 12-month options
may be available
•Transfers occur on a monthly basis
and the first monthly transfer
occurs one day after we receive
your purchase payment

Asset Rebalancing	Allows you to have your investments periodically rebalanced among the subaccounts to your pre-selected percentages	N/A	N/A
•You must have $2,000 in Contract
Value to participate.
•We require 30 days notice for you to
change or cancel the program
•You can request rebalancing to be
done either quarterly, semiannually
or annually

Automated Partial Withdrawals /Systematic Withdrawals	Allows automated partial withdrawals from the contract	N/A	N/A	•Additional systematic payments are not allowed with automated partial withdrawals •May result in income taxes and IRS penalty on all or a portion of amounts surrendered
Nursing Home or Hospital Confinement	Allows you to withdraw contract value without a withdrawal charge	N/A	N/A
•You must be confined to a hospital
or nursing home
for the prior 60 days
•You must be under age 76 on the
contract issue date and
confinement must start after the
contract issue date
•Amount withdrawn must be paid
directly to you
•Contract Value is reduced by any

Evergreen New Solutions Variable Annuity — Prospectus 41

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
purchase payment credits credited within 12 months of a withdrawal.
Terminal Illness	Allows you to withdraw contract value without a withdrawal charge	N/A	N/A
•Terminal Illness diagnosis must
occur after the first contract year
•Must be terminally ill and not
expected to live more than 12
months from the date of the
licensed physician statement
•Must provide us with a licensed
physician’s statement containing
the terminal illness diagnosis and
the date the terminal illness was
initially diagnosed
•Amount withdrawn must be paid
directly to you
•Contract Value is reduced by any
purchase payment credits credited
within 12 months of a withdrawal.

Death Benefits
ROP Death Benefit
Provides a death
benefit equal to the
greater of these values
minus any purchase
payment credits
subject to reversal and
any applicable rider
charges:Contract Value
or total purchase
payments plus
purchase payment
credits applied to the
contract, minus
adjusted partial
withdrawals

7-year
withdrawal
charge
schedule
qualified
annuity:
1.00%of
contract value
in the variable
account
nonqualified
annuity: 1.25%
of contract
value in the
variable
account
5-year
withdrawal
charge
schedule
qualified
annuity:
1.30% of
contract value
in the variable
account
nonqualified
annuity: 1.55%
of contract
value in the
variable
account
7-year withdrawal charge schedule qualified annuity: 1.00% nonqualified annuity: 1.25% 5-year withdrawal charge schedule qualified annuity: 1.30% nonqualified annuity: 1.55%
•Must be elected at contract issue
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals, and such reductions
could be significant
•Annuitizing the Contract terminates
the benefit
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

MAV Death Benefit	Provides a death benefit equal to the greatest of these values minus any purchase payment	7-year withdrawal charge schedule qualified	7-year withdrawal charge schedule qualified	•Available to owners age 79 and younger •Must be elected at contract issue •No longer eligible to increase on

42 Evergreen New Solutions Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations

credits subject to
reversal and any
applicable rider
charges:
Contract Value, total
purchase payments
plus purchase payment
credits applied to the
contract, minus
adjusted partial
withdrawals, or the
maximum anniversary
value immediately
preceding the date of
death plus any
purchase payments
and purchase payment
credits since that
anniversary minus
adjusted partial
withdrawals

annuity:
1.20% of
contract value
in the variable
account
nonqualified
annuity: 1.45%
of contract
value in the
variable
account
5-year
withdrawal
charge
schedule
qualified
annuity:
1.50% of
contract value
in the variable
account
nonqualified
annuity: 1.75%
of contract
value in the
variable
account
annuity: 1.20% nonqualified annuity: 1.45% 5-year withdrawal charge schedule qualified annuity: 1.50% nonqualified annuity: 1.75%
any contract anniversary following
your 81st birthday.
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant.
•Annuitizing the Contract terminates
the benefit
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

EDB Death Benefit
Provides a death
benefit equal to the
greatest of these four
values less any
purchase payment
credits, subject to
reversal, minus any
applicable rider
charges:
Contract Value, total
purchase payments
plus purchase payment
credits applied to the
contract, minus
adjusted partial
withdrawals, the
maximum anniversary
value immediately
preceding the date of
death plus any
purchase payments
and purchase payment
credits since that
anniversary minus
adjusted partial
withdrawals; or the 5%
rising floor

7-year
withdrawal
charge
schedule
qualified
annuity:
1.30% of
contract value
in the variable
account
nonqualified
annuity:1.55%
of contract
value in the
variable
account
5-year
withdrawal
charge
schedule
qualified
annuity: 1.60%
of contract
value in the
variable
account
nonqualified
annuity: 1.85%
of contract
value in the
variable
7-year withdrawal charge schedule qualified annuity: 1.30% nonqualified annuity: 1.55% 5-year withdrawal charge schedule qualified annuity: 1.60% nonqualified annuity: 1.85%
•Available to owners age 79 and
younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary following
your 81st birthday
•Not available with Benefit Protector
and Benefit Protector Plus
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•Annuitizing the Contract terminates
the benefit
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

Evergreen New Solutions Variable Annuity — Prospectus 43

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
		account
Optional Benefits
Benefit Protector Death Benefit	Provides an additional death benefit, based on a percentage of contract earnings, to help offset expenses after death such as funeral expenses or federal and state taxes	0.25% of contract value	0.25%
•Available to owners age 75 and
younger
•Must be elected at contract issue
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•Annuitizing the Contract terminates
the benefit
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

Benefit Protector Plus Death Benefit	Provides an additional death benefit, based on a percentage of contract earnings, to help offset expenses after death such as funeral expenses or federal and state taxes	0.40% of contract value	0.40%
•Available to owners age 75 and
younger
•Must be elected at contract issue
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•Annuitizing the Contract terminates
the benefit
•The percentage of exchange
purchase payments varies by age
and is subject to a vesting schedule
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

Guaranteed Minimum Income Benefit Rider (GMIB)	Provides guaranteed minimum lifetime income regardless of investment performance	GMIB – MAV 0.55% GMIB – 6% Rising Floor 0.75% of adjusted contract value	Varies by application sign date
•Available to owners age 75 or
younger
•Must be elected at contract issue,
but some exceptions apply
•Available as two options: GMIB –
MAV, or GMIB – 6% Rising Floor
•Certain withdrawals could
significantly reduce the GMIB
benefit base, which may reduce or
eliminate the amount of annuity
payments
•May have limitations on allocation
to the Money Market fund

Performance Credit Rider (PCR)	Provides additional benefit if your earnings are less than the	0.15% of contract value	0.15%	•Must be elected at contract issue •Not available with GMIB rider

44 Evergreen New Solutions Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
target value on the tenth rider anniversary
•May not provide additional benefit
before the tenth contract
anniversary and it may not be
appropriate for issue ages 75 and
older due to a required waiting
period
•May have limitations on allocation
to the GPA, the one-year fixed
account and Money Market fund

Benefits in Case of Death
There are four death benefit options under your contract if you die before the retirement start date while this contract is in force. You must select one of the following death benefits:
•
ROP Death Benefit;
•
MAV Death Benefit; or
•
Enhanced Death Benefit.
If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. If you select the GMIB you must elect MAV or Enhanced Death Benefit. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract on your contract’s data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges and Adjustments – Annual Contract Expenses – Mortality and Expense Risk Fee.”)
Under each option, we will pay the death benefit , less any purchase payment credits subject to reversal,  to your beneficiary upon the earlier of your death or the annuitant’s death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.
Here are some terms used to describe the death benefits:
Adjusted partial withdrawals (calculated for ROP and MAV Death Benefits)	=	PW X DB
CV

PW	=	the amount by which the contract value is reduced as a result of the partial withdrawal.
DB	=	the death benefit on the date of (but prior to) the partial withdrawal.
CV	=	contract value on the date of (but prior to) the partial withdrawal.
Maximum Anniversary Value (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:
(a)
current contract value; or
(b)
total purchase payments and any purchase payment credits  applied to the contract minus adjusted partial withdrawals.
Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits  and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.
5% Variable Account Floor: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:
•
the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;
•
plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;
•
minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.
Thereafter, we continue to add subsequent purchase payments and any purchase payment credits  allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable

Evergreen New Solutions Variable Annuity — Prospectus 45

account floor equal to 5% of the prior anniversary’s variable account floor. We stop adding this amount after you or the annuitant reach age 81.
5% variable account floor adjusted transfers or partial withdrawals	=	PWT X VAF
SV

PWT	=	the amount by which the contract value in the subaccounts and the DCA fixed account is reduced as a result of the partial withdrawal or transfer from the subaccounts or the DCA fixed account.
VAF	=	variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV	=	value of the subaccounts and the DCA fixed account on the date of (but prior to) the transfer of partial withdrawal.
The amount of purchase payments and any purchase payment credits withdrawn or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:
(a)
is the amount of purchase payments and any purchase payment credits in the account or subaccount on the date of but prior to the current withdrawal or transfer; and
(b)
is the ratio of the amount of contract value transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.
For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and any purchase payment credits allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or DCA fixed account.
NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit 5% variable account floor.
Return of Purchase Payments (ROP) Death Benefit
The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of these two values less any purchase payment credits applied within 12 months of the date of death , minus any applicable rider charges:
1.
contract value; or
2.
total purchase payments plus purchase payments credits applied to the contract minus adjusted partial withdrawals.

Adjusted partial withdrawals for the ROP or MAV death benefit	=	PW × DB
CV

PW	=	the amount by which the contract value is reduced as a result of the partial withdrawal.
DB	=	the death benefit on the date of (but prior to) the partial withdrawal.
CV	=	contract value on the date of (but prior to) the partial withdrawal.
Example
•
You purchase the contract with a payment of $20,000.
•
On the first contract anniversary you make an additional purchase payment of $5,000.
•
During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.
•
During the third contract year the contract value grows to $23,000.

We calculate the ROP death benefit as follows:
Contract value at death:	$23,000.00
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
Total purchase payments and purchase payment credits:	$25,000.00
minus adjusted partial withdrawals calculated as:
$1,500 × $25,000 =	–1,704.55
$22,000
for a death benefit of:	$23,295.45
ROP death benefit, calculated as the greatest of these two values:		$23,295.45

46 Evergreen New Solutions Variable Annuity — Prospectus

Maximum Anniversary Value (MAV) Death Benefit
The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.
If both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract. Once you select the MAV death benefit you may not cancel it. If you select the Guaranteed Minimum Income Benefit Rider you must select either the MAV death benefit or the EDB death benefit rider.
The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these three values less any purchase payment credits  added in the last 12 months:
1.
contract value;
2.
total purchase payments plus purchase payment credits applied to the contract minus adjusted partial withdrawals; or
3.
the maximum anniversary value immediately preceding the date of death plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.
Maximum Anniversary Value (MAV): We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary’s MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV if the current contract value is higher. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.
Example
•
You purchase the contract with a payment of $20,000.
•
On the first contract anniversary the contract value grows to $24,000.
•
During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

We calculate the MAV death benefit as follows:
Contract value at death:	$20,500.00
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
Total purchase payments and purchase payment credits:	$20,000.00
minus the death benefit adjusted partial withdrawals, calculated as:
$1,500 × $20,000 =	–1,363.64
$22,000
for a death benefit of:	$18,636.36
The MAV immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals:
Greatest of your contract anniversary contract values:	$24,000.00
plus purchase payments and purchase payment credits made since that anniversary:	+0.00
minus the death benefit adjusted partial withdrawals, calculated as:
$1,500 × $24,000 =	–1,636.36
$22,000
for a death benefit of:	$22,363.64
The MAV death benefit, calculated as the greatest of these three values:		$22,363.64
Enhanced Death Benefit (EDB)
The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow.

Evergreen New Solutions Variable Annuity — Prospectus 47

This is an optional benefit that you may select for an additional charge (see “Charges and Adjustments”). The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with EDB. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.
If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB rider to your contract at the time of purchase. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.
The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values less any purchase payment credits applied within 12 months of the date of death , minus any applicable rider charges:
1.
contract value;
2.
total purchase payments plus purchase payment credits applied to the contract minus adjusted partial withdrawals;
3.
the maximum anniversary value immediately preceding the date of death plus any purchase payments and purchase payment credits applied to the contract since that anniversary minus adjusted partial withdrawals since that anniversary; or
4.
the 5% rising floor.
5% rising floor: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:
•
the amounts allocated to the subaccounts at issue increased by 5%,
•
plus any subsequent amounts allocated to the subaccounts,
•
minus adjusted transfers and partial withdrawals from the subaccounts.
Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary’s variable account floor. We stop adding this amount after you or the annuitant reach age 81.
5% rising floor adjusted transfers or partial withdrawals	=	PWT × VAF
SV

PWT	=	the amount by which the contract is reduced as a result of the partial withdrawal or transfer from the subaccounts.
VAF	=	variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV	=	value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.
Example
•
You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.
•
On the first contract anniversary the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200.
•
During the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

The death benefit is calculated as follows:
Contract value at death:	$22,800.00
Purchase payments and purchase payment credits minus adjusted partial withdrawals:
Total purchase payments and purchase payment credits:	$25,000.00
minus adjusted partial withdrawals, calculated as:
$1,500 × $25,000 =	–1,543.21
$24,300
for a return of purchase payments death benefit of:	$23,456.79
The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:

48 Evergreen New Solutions Variable Annuity — Prospectus

The MAV on the immediately preceding anniversary:	$25,000.00
plus purchase payments and purchase payment credits made since that anniversary:	+0.00
minus adjusted partial withdrawals made since that anniversary, calculated as:
$1,500 × $25,000 =	–1,543.21
$24,300
for a MAV death benefit of:	$23,456.79
The 5% rising floor:
The variable account floor on the first contract anniversary, calculated as: 1.05 x $20,000 =	$21,000.00
plus amounts allocated to the subaccounts since that anniversary:	+0.00
minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
$1,500 × $21,000 =	–1,657.89
$19,000
variable account floor benefit:	$19,342.11
plus the one-year fixed account value:	+5,300.00
5% rising floor (value of the GPAs, one-year fixed account and the variable account floor):	$24,642.11
EDB, calculated as the greatest of these three values, which is the 5% rising floor:		$24,642.11
If You Die Before Your Retirement Date
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled. Death claim requirements generally include due proof of death and will be detailed in the claim materials we send upon notification of death.
Nonqualified annuities
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)
If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•
the beneficiary elects in writing, and payouts begin no later than one year after your death, or other date as permitted by the IRS; and
•
the payout period does not extend beyond the beneficiary’s life or life expectancy.
Qualified annuities
The information below has been revised to reflect proposed regulations issued by the Internal Revenue Service that describe the requirements for required minimum distributions when a person or entity inherit assets held in an IRA, 403(b) or qualified retirement plan. This proposal is not final and may change. Contract owners are advised to work with a tax professional to understand their required minimum distribution obligations under the proposed regulations and federal law.  The proposed regulations can be found in the Federal Register, Vol. 87, No. 37, dated Thursday, February 24, 2022.
•
Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 73. If you attained age 73 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.
Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional

Evergreen New Solutions Variable Annuity — Prospectus 49

purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)
•
Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs on or after Jan. 1, 2020, the beneficiary is required to withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death unless they qualify as an “eligible designated beneficiary.” Your beneficiary may be required to take distributions during the 10-year period if you died after your Required Beginning Date. Eligible designated beneficiaries may continue to take proceeds out over your life expectancy if you died prior to your Required Beginning Date or over the greater of your life expectancy or their life expectancy if you died after your Required Beginning Date. Eligible designated beneficiaries include the surviving spouse: the surviving spouse;
•
a lawful child of the owner under the age of 21 (remaining amount must be withdrawn by the earlier of the end of the year the minor turns 31 or end of the 10th year following the minor's death);disabled within the meaning of Code section 72(m)(7);
•
chronically ill within the meaning of Code section 7702B(c)(2);
•
any other person who is not more than 10 years younger than the owner.
However, non-natural beneficiaries, such as estates and charities, are subject to a five-year rule to distribute the IRA if you died prior to your Required Beginning Date.
We will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under a payout plan available under this contract and:
•
the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•
the payout period does not extend beyond December 31 of the 10th year following your death or the applicable life expectancy for an eligible designated beneficiary.
•
Spouse and Non-spouse beneficiary: If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or annuitize the contract to deplete it within 10 years of your beneficiary’s death
•
Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary may continue depending on the annuity payout plan you elect, subject to adjustment to comply with the IRS rules and regulations.
How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the contract’s maturity date (the latest day on which income payments may begin under the contract) or 2) the date the death benefit is due and payable. If a contract matures or we determine a death benefit is payable, we will use our best efforts to locate you or designated beneficiaries. If we are unable to locate you or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your address or beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.
For nonqualified deferred annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner.
Optional Benefits
The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

50 Evergreen New Solutions Variable Annuity — Prospectus

Guaranteed Minimum Income Benefit Rider (GMIB)
There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:
•
you must hold the GMIB for 7 years,
•
the GMIB rider terminates* 30 days following the contract anniversary after the annuitant’s 86th birthday,
•
you can only exercise the GMIB within 30 days after a contract anniversary, and
•
there are additional costs associated with the rider.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.
If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.
If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your investment professional whether either GMIB rider option is appropriate for your situation.
The amount of the fee is determined by the GMIB rider option you select (see “Charges and Adjustments – Optional Benefit Charges – Guarantee Minimum Income Benefit Rider (GMIB) Fee”). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.
In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.
Investment selection: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in Columbia Variable Portfolio – Government Money Market Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.
You may select one of the following GMIB rider options:
•
GMIB – Maximum Anniversary Value (MAV); or
•
GMIB – 6% Rising Floor.
GMIB – MAV
GMIB benefit base:
If the GMIB – MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:
1.
contract value;
2.
total purchase payments and purchase payment credits minus adjusted partial withdrawals; or
3.
the MAV.
MAV is a value we calculate on the first contract anniversary as the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary’s MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

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Keep in mind, the MAV is limited at age 81.
We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB – MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.
For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:
PMT × CVG
ECV

PMT	=	each purchase payment and purchase payment credit made in the five years before you exercise the GMIB – MAV.
CVG	=	current contract value at the time you exercise the GMIB – MAV.
ECV	=
the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

Exercising the GMIB – MAV:
•
you may only exercise the GMIB – MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.
•
the annuitant must be between 50 and 86 years old on the date the rider is exercised.
•
you can only take an annuity payout under one of the following annuity payout plans:
–
Plan A – Life Annuity – no refund
–
Plan B – Life Annuity with ten years certain
–
Plan D – Joint and last survivor life annuity — no refund
•
You may change the annuitant for the payouts.
When you exercise your GMIB – MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.
First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:
Pt-1 (1 + i)	= Pt
1.05

Pt–1	=	prior annuity payout
Pt	=	current annuity payout
i	=	annualized subaccount performance
Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.
The GMIB – MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB – MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB – MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB – MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB – MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB – MAV, you will receive the higher standard payout. The GMIB – MAV does not create contract value or guarantee the performance of any investment option.

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Terminating the GMIB – MAV:
•
You may terminate the GMIB – MAV within 30 days after the first rider anniversary.
•
You may terminate the GMIB – MAV any time after the seventh rider anniversary.
•
The GMIB – MAV will terminate on the date:
–
you make a full withdrawal from the contract;
–
a death benefit is payable; or
–
you choose to begin taking annuity payouts under the regular contract provisions.
•
The GMIB – MAV will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.
Example
•
You purchase the contract during the 2004 calendar year with a payment of $100,000 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.
•
There are no additional purchase payments and no partial withdrawals.
•
Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.
•
Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

Contract anniversary	Contract value	Purchase payments	MAV	GMIB benefit base
1	$107,000	$101,000	$107,000
2	125,000	101,000	125,000
3	132,000	101,000	132,000
4	150,000	101,000	150,000
5	85,000	101,000	150,000
6	120,000	101,000	150,000
7	138,000	101,000	150,000	$150,000
8	152,000	101,000	152,000	152,000
9	139,000	101,000	152,000	152,000
10	126,000	101,000	152,000	152,000
11	138,000	101,000	152,000	152,000
12	147,000	101,000	152,000	152,000
13	163,000	101,000	163,000	163,000
14	159,000	101,000	163,000	163,000
15	215,000	101,000	215,000	215,000
NOTE: The MAV value is limited at age 81 but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.
If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:
Contract anniversary at exercise	GMIB benefit base	Plan A – life annuity – no refund	Minimum Guaranteed Monthly Income
			Plan B – life annuity with ten years certain	Plan D – joint and last survivor life annuity – no refund
10	$152,000 (MAV)	$784.32	$763.04	$627.76
15	215,000 (Contract Value = MAV)	1,268.50	1,210.45	982.55
The payouts above are based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the

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contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:
Contract anniversary at exercise	Contract value	Plan A – life annuity – no refund	Plan B – life annuity with ten years certain	Plan D – joint and last survivor life annuity – no refund
10	$126,000	$650.16	$632.52	$520.38
15	215,000	1,268.50	1,210.45	982.55
In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB – MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.
Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.
GMIB – 6% Rising Floor
GMIB benefit base:
If the GMIB – 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:
1.
contract value;
2.
total purchase payments and purchase payment credits minus adjusted partial withdrawals; or
3.
the 6% rising floor.
6% rising floor: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:
•
the initial purchase payments and purchase payment credits allocated to the subaccounts increased by 6%;
•
plus any subsequent amounts allocated to the subaccounts; and
•
minus adjusted transfers or partial withdrawals from the subaccounts.
Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary’s variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.
Keep in mind that the 6% rising floor is limited at age 81.
We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:
•
subtract each payment adjusted for market value from the contract value.
•
subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.
For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:
PMT × CVG
ECV

PMT	=	each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.
CVG	=	current contract value at the time you exercise the GMIB.
ECV	=
the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

54 Evergreen New Solutions Variable Annuity — Prospectus

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:
PMT	x	(1.06)CY

CY	=	the full number of contract years the payment has been in the contract
Exercising the GMIB – 6% Rising Floor:
•
you may only exercise the GMIB – 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.
•
the annuitant must be between 50 and 86 years old on the date the rider is exercised.
•
you can only take an annuity payout under one of the following annuity payout plans:
–
Plan A – Life Annuity – no refund
–
Plan B – Life Annuity with ten years certain
–
Plan D – Joint and last survivor life annuity – no refund
•
You may change the annuitant for the payouts.
When you exercise your GMIB – 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.
First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:
Pt-1 (1 + i)	= Pt
1.05

Pt–1	=	prior annuity payout
Pt	=	current annuity payout
i	=	annualized subaccount performance
Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.
The GMIB – 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB – 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB – 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB – 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB – 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB – 6% Rising Floor, you will receive the higher standard payout. The GMIB – 6% Rising Floor does not create contract value or guarantee the performance of any investment option.
Terminating the GMIB – 6% Rising Floor:
•
You may terminate the GMIB – 6% Rising Floor within 30 days after the first rider anniversary.
•
You may terminate the GMIB – 6% Rising Floor any time after the seventh rider anniversary.
•
The GMIB – 6% Rising Floor will terminate on the date:
—
you make a full withdrawal from the contract;
—
a death benefit is payable; or
•
you choose to begin taking annuity payouts under the regular contract provisions.
•
The GMIB – 6% Rising Floor will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.

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*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.
Example
•
You purchase the contract during the 2004 calendar year with a payment of $100,000 and you allocate all of your purchase payment to the subaccounts.
•
There are no additional purchase payments and no partial withdrawals.
•
Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.
Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:
Contract anniversary	Contract value	Purchase payments	6% rising floor	GMIB benefit base
1	$107,000	$100,000	$106,000
2	125,000	100,000	112,360
3	132,000	100,000	119,102
4	150,000	100,000	126,248
5	85,000	100,000	133,823
6	120,000	100,000	141,852
7	138,000	100,000	150,363	$150,363
8	152,000	100,000	159,388	159,388
9	139,000	100,000	168,948	168,948
10	126,000	100,000	179,085	179,085
11	138,000	100,000	189,830	189,830
12	147,000	100,000	201,220	201,220
13	215,000	100,000	213,293	215,000
14	234,000	100,000	226,090	234,000
15	240,000	100,000	239,655	240,000
NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB – 6% Rising Floor.
If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:
Contract anniversary at exercise	GMIB benefit base	Plan A – life annuity – no refund	Minimum Guaranteed Monthly Income
			Plan B – life annuity with ten years certain	Plan D – joint and last survivor life annuity – no refund
10	$179,085 (6% Rising Floor)	$872.14	$850.65	$691.27
15	240,000 (Contract Value)	1,346.40	1,286.40	1,034.40
The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:
Contract anniversary at exercise	Contract value	Plan A – life annuity – no refund	Plan B – life annuity with ten years certain	Plan D – joint and last survivor life annuity – no refund
10	$126,000	$650.16	$632.52	$520.38
15	240,000	1,416.00	1,351.20	1,096.80
In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB – 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

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Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.
Performance Credit Rider (PCR)
The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see “Charges and Adjustments”). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.
If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select the GMIB rider option. In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year’s purchase payments and purchase payment credits.
Investment selection under the PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the Columbia Variable Portfolio – Government Money Market Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.
Target value: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year’s purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary’s target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.
Target value adjusted partial withdrawals	=	PW × TV
CV

PW	=	the partial withdrawal including any applicable withdrawal charge or MVA.
TV	=	the target value on the date of (but prior to) the partial withdrawal.
CV	=	contract value on the date of (but prior to) the partial withdrawal.
Exercising the PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:
Option A) You may choose to accept a PCR credit to your contract equal to:
5%	×	(PP – PCRPW – PP5)

PP	=	total purchase payments and purchase payment credits.
PCRPW	=
PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see
Appendix B.

PP5	=
purchase payments and purchase payment credits made in the prior five years. We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

Option B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

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We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.
If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year’s payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.
PCR reset: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year’s payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.
Terminating the PCR
•
You may terminate the PCR within 30 days following the first rider anniversary.
•
You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.
•
The PCR will terminate on the date:
–
you make a full withdrawal from the contract,
–
that a death benefit is payable, or
–
you choose to begin taking annuity payouts.
Example
•
You purchase the contract with a payment of $100,000 and we add a $1,000 purchase payment credit to the contract
•
There are no additional purchase payments and no partial withdrawals
•
On the tenth contract anniversary, the contract value is $200,000
•
We determine the target value on the tenth contract anniversary as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 × (1.072)10 = $101,000 × 2.00423 = $202,427.
Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:
5% × (PP – PCRPW – PP5) = 0.05 × ($101,000 – 0 – 0) = $5,050.
After application of the PCR credit, your total contract value would be $205,050.
•
During the eleventh contract year, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on the tenth contract anniversary ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to determine your monthly annuity payout amount.
•
If you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on the tenth contract anniversary with the target values first year’s payments equal to $205,050. We would make the next PCR credit determination on the twentieth contract anniversary.
Benefit Protector Death Benefit Rider (Benefit Protector)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. The Benefit Protector does not provide any additional benefit before the first rider anniversary.
If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus rider.

58 Evergreen New Solutions Variable Annuity — Prospectus

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.
The Benefit Protector provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•
the applicable death benefit
•
40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or
•
15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.
Earnings at death: This is determined by taking the current death benefit, and subtracting any purchase payments not previously withdrawn. Partial withdrawals reduce earnings before reducing purchase payments in the contract. This determines how much of the applicable death benefit is made up of contract earnings. We set maximum earnings at death of 250% of purchase payments not previously withdrawn that are one or more years old. Earnings at death cannot be less than zero.
Terminating the Benefit Protector
•
You may terminate the rider within 30 days of the first rider anniversary.
•
You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•
The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.
Example of the Benefit Protector
•
You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit rider.
•
During the first contract year the contract value grows to $105,000. The death benefit under the MAV death benefit rider equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.
•
On the first contract anniversary the contract value grows to $110,000. The death benefit equals:

MAV rider (contract value):	$110,000
plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV rider (MAV):	$110,000
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal, including the applicable 7% withdrawal charges of $50,000. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is two years old, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000–$45,000= $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:

MAV rider (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($57,619 – $55,000) =	+1,048
Total death benefit of:	$58,667
•
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit during the third contract year. The reduction in contract value has no effect.

Evergreen New Solutions Variable Annuity — Prospectus 59

•
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:

MAV rider (contract value):	$200,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000
Total death benefit of:	$255,000
•
During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:

MAV rider (contract value less any purchase payment credits added in the last 12 months):	$249,500
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000
Total death benefit of:	$304,500
•
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:

MAV rider (contract value):	$250,000
plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)
0.40 × ($250,000 – $105,000) =	+58,000
Total death benefit of:	$308,000
If your spouse is the sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for “purchase payments not previously withdrawn” used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.
NOTE: For special tax considerations associated with the Benefit Protector, see “Taxes.”
Benefit Protector Plus Death Benefit Rider (Benefit Protector Plus)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector Plus provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.
If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector rider. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.
The Benefit Protector Plus provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•
the benefits payable under the Benefit Protector described above, plus
•
a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:
Rider Year	Percentage if you and the annuitant are under age 70 on the rider effective date	Percentage if you or the annuitant are age 70 or older on the rider effective date
One and Two	0%	0%
Three and Four	10%	3.75%

60 Evergreen New Solutions Variable Annuity — Prospectus

Rider Year	Percentage if you and the annuitant are under age 70 on the rider effective date	Percentage if you or the annuitant are age 70 or older on the rider effective date
Five or more	20%	7.5%
Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:
•
the applicable death benefit (see “Benefits in Case of Death”), plus:

Rider Year	If you and the annuitant are under age 70 on the rider effective date, add…	If you or the annuitant are age 70 or older on the rider effective date, add…
One	Zero	Zero
Two	40% × earnings at death (see above)	15% × earnings at death
Three & Four	40% × (earnings at death + 25% of initial purchase payment*)	15% × (earnings at death + 25% of initial purchase payment*)
Five or more	40% × (earnings at death + 50% of initial purchase payment*)	15% × (earnings at death + 50% of initial purchase payment*)
*
Initial purchase payments are payments made within 60 days of rider issue not previously withdrawn.
Terminating the Benefit Protector Plus
•
You may terminate the rider within 30 days of the first rider anniversary.
•
You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•
The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.
Example of the Benefit Protector Plus
•
You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.
•
During the first contract year the contract value grows to $105,000. The death benefit equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.
•
On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:

MAV death benefit (contract value):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV death benefit (MAV):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($110,000 – $100,000) =	+4,000
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.10 × $100,000 =	+10,000
Total death benefit of:	$124,000
•
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:

MAV death benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($57,619 – $55,000) =	+1,048
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn:

Evergreen New Solutions Variable Annuity — Prospectus 61

0.10 × $55,000 =	+5,500
Total death benefit of:	$64,167
•
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit paid during the third contract year. The reduction in contract value has no effect.
•
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

MAV death benefit (contract value):	$200,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.20 × $55,000 =	+11,000
Total death benefit of:	$266,000
•
During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:

MAV death benefit (contract value less any purchase payment credits added in the last 12 months):	$249,500
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.20 × $55,000 =	+11,000
Total death benefit of:	$315,500
•
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:

MAV death benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
0.20 × $55,000 =	+11,000
Total death benefit of:	$319,000
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see “Benefits in Case of Death”).
NOTE: For special tax considerations associated with the Benefit Protector Plus, see “Taxes.”
The Annuity Payout Period
As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. Currently, we make annuity payments on a monthly, quarterly, semi-annually and annual basis. Assuming the initial payment is on the same date, more frequent payments will generally result in higher total payments over the year. As discussed below, certain annuity payout options have a “guaranteed period,” during which payments are guaranteed to continue. Longer guaranteed periods will generally result in lower monthly annuity payment amounts. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
We do not deduct any withdrawal charges upon retirement but withdrawal charges may apply when electing to exercise liquidity features we may make available under certain fixed annuity payout options.
You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for

62 Evergreen New Solutions Variable Annuity — Prospectus

partial annuitization of your annuity contract, see “Taxes – Nonqualified Annuities – Annuity payouts” and “Taxes – Qualified Annuities – Annuity payouts.” If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.
Amounts of fixed and variable payouts depend on:
•
the annuity payout plan you select;
•
the annuitant’s age and, in most cases, sex;
•
the annuity table in the contract; and
•
the amounts you allocated to the accounts at settlement.
In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts generally remain the same from month to month unless you have elected an option providing for increasing payments.
For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract – Transfer Policies.”
Annuity Tables
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)
Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.
Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.
Annuity Payout Plans
We make available variable annuity payouts where payout amounts will vary based on the performance of the variable account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before the retirement date. Generally, you may select one of the Plans A through E below or another plan agreed to by us.
•
Plan A – Life annuity – no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.
•
Plan B – Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period in the event the annuitant dies before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.
•
Plan C – Life annuity – installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.
•
Plan D – Joint and last survivor life annuity – no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.
•
Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining payouts and pay it to you in a lump sum.

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For Plan A, if the annuitant dies before the initial payment, no payments will be made. For Plan B, if the annuitant dies before the initial payment, the payments will continue for the guaranteed payout period. For Plan C, if the annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both annuitants die before the initial payment, no payments will be made; however, if one annuitant dies before the initial payment, the payments will continue until the death of the surviving annuitant.
In addition to the annuity payout plans described above, we may offer additional payout plans. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features will result in payouts ceasing.
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number. For annuity payment plans that do not involve lifetime income, the length of the guaranteed period will affect the amount of each payment. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
Utilizing a liquidity feature to withdraw the underlying value of remaining payouts may result in the assessment of a withdrawal charge (See “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”) or a 10% IRS penalty tax. (See “Taxes.”)
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number.
Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
•
in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or
•
over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.
If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.
Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect. Payments to beneficiaries are subject to adjustment to comply with the IRS rules and regulations.
Taxes
Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.
Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.
Annuity payouts: Generally, unlike withdrawals described below, the income taxation of annuity payouts is subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity – no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the

64 Evergreen New Solutions Variable Annuity — Prospectus

unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Withdrawals: Generally, if you withdraw all or part of your nonqualified annuity your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.
You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59½ unless certain exceptions apply.
Withholding: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you have a valid U.S. address and payments are delivered inside the United States, you may be able to elect not to have federal income tax withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow you to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Federal and state tax withholding rules are subject to change. Annuity payouts and surrenders are subject to the tax withholding rules in effect at the time that they are made, which may differ from the rules described above.
Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death – If You Die Before the Retirement Date”).
Net Investment Income Tax: Certain investment income of high-income individuals (as well as estates and trusts) is subject to a 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.
Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (non-natural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until withdrawn or paid out.
Penalties: If you receive amounts from your nonqualified annuity before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
•
because of your death or in the event of non-natural ownership, the death of annuitant;
•
because you become disabled (as defined in the Code);
•
if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

Evergreen New Solutions Variable Annuity — Prospectus 65

•
if it is allocable to an investment before Aug. 14, 1982; or
•
if annuity payouts are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange.
Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above.
Qualified Annuities
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.
When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.
Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or 3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such payout to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.
Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.

66 Evergreen New Solutions Variable Annuity — Prospectus

Withdrawals: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such withdrawal to be directly rolled over to another eligible retirement plan such as an IRA.
Withdrawals from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period or another qualifying event such as death or disability.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions (“RMDs”) beginning at age 73. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.
Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.
Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.
In the below situations, the distribution is subject to optional withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.
•
the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;
•
the payout is a RMD as defined under the Code;
•
the payout is made on account of an eligible hardship; or
•
the payout is a corrective distribution.
State withholding also may be imposed on taxable distributions.
Penalties: If you receive amounts from your qualified contract before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:
•
because of your death;
•
because you become disabled (as defined in the Code);
•
if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•
if the distribution is made following severance from employment during or after the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);
•
to pay certain medical or education expenses (IRAs only); or

Evergreen New Solutions Variable Annuity — Prospectus 67

•
if the distribution is made from an inherited IRA or others as allowed by the IRS.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Under current IRS requirements you are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death – If you Die Before the Retirement Date”).
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new withdrawal charge schedule for an annuity contract, or other product rules as applicable.
Assignment: You may not assign or pledge your qualified contract as collateral for a loan.
Other
Purchase payment credits: These are considered earnings and are taxed accordingly when withdrawn or paid out.
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59½, if applicable, on the taxable portion.
We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.
RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.
The company includes in its taxable income the net investment income derived from the investment of assets held in its subaccounts because the company is considered the owner of these assets under federal income tax law.  The company may claim certain tax benefits associated with this investment income.  These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.
Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.
If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.

68 Evergreen New Solutions Variable Annuity — Prospectus

Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.
After annuity payouts begin, the number of votes you have is equal to:
•
the reserve held in each subaccount for your contract; divided by
•
the net asset value of one share of the applicable fund.
As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We are the legal owner of all fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from policy owners. We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions. As a result of this proportional voting, in cases when a small number of contract owners vote, their votes will have a greater impact and may even control the outcome.
To the extent that voting rights created under applicable federal securities laws are revised or alter the voting rights described herein, we reserve the right to proceed in accordance with those laws and regulatory guidance.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
•
laws or regulations change;
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the existing funds become unavailable; or
•
in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.
If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund), provided we obtain any required SEC and state insurance law approval. The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
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add new subaccounts;
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combine any two or more subaccounts;
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transfer assets to and from the subaccounts or the variable account; and
•
eliminate or close any subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Contract
New contracts are not currently being offered.
•
Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.
•
The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts

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to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments We May Make to Selling Firms
•
We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.00% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.00% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.
•
We may pay selling firms an additional sales commission of up to 1.00% of purchase payments for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.
•
In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
•
sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
•
marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
•
providing service to contract owners; and
•
funding other events sponsored by a selling firm that may encourage the selling firm’s investment professionals to sell the contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.
Sources of Payments to Selling Firms
When we pay the commissions and other compensation described above from our assets. Our assets may include:
•
revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see “Fee Table and Examples”);
•
compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds – The Funds”);
•
compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds – The Funds”); and
•
revenues we receive from other contracts we sell that are not securities and other businesses we conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
•
fees and expenses we collect from contract owners, including withdrawal charges; and
•
fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements made with selling firms can potentially:
•
give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.
•
cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•
cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

70 Evergreen New Solutions Variable Annuity — Prospectus

Payments to Investment Professionals
•
The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.
•
To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.
Issuer
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts (including registered indexed linked annuity contracts) and life insurance policies.
We rely on the exemption from the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), provided by Rule 12h-7 under the 1934 Act. We are obligated to pay all amounts promised to you under the Contract, subject to our financial strength and claims paying ability.
Legal Proceedings
RiverSource Life is involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.
As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including Ameriprise Financial Services, LLC (“AFS”) and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.
These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity.
Financial Statements
The financial statements for the RiverSource Variable Annuity Account, as well as the consolidated financial statements of RiverSource Life, are in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by calling us at 1-800-862-7919, or can be found online at www.ameriprise.com/variableannuities.

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Appendix A: Investment Options Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversource.annuityservice@ampf.com.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	AB VPS Large Cap Growth Portfolio (Class B) AllianceBernstein L.P.	0.90%	24.95%	15.87%	15.67%
Seeks long-term growth of capital.	AB VPS Relative Value Portfolio (Class B) AllianceBernstein L.P.	0.86%	12.76%	9.54%	9.39%
Seeks long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio (Class B) AllianceBernstein L.P.	1.16%[1]	5.96%	8.77%	9.45%
Seeks long-term capital appreciation.	Allspring VT Discovery All Cap Growth Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	1.00%[1]	21.00%	10.75%	12.12%
Seeks long-term capital appreciation.	Allspring VT Opportunity Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	1.00%[1]	15.05%	11.72%	10.78%
Seeks long-term capital appreciation.	Allspring VT Small Cap Growth Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	1.17%	18.70%	6.60%	8.65%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.80%	25.89%	8.28%	13.92%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3) Columbia Management Investment Advisers, LLC	0.86%[1]	15.28%	6.12%	8.75%
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 3) Columbia Management Investment Advisers, LLC	0.49%[1]	4.84%	3.53%	2.16%

72 Evergreen New Solutions Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.65%	1.85%	(3.60%)	0.08%
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 3) Columbia Management Investment Advisers, LLC	0.95%[1]	23.52%	2.20%	10.94%
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3) Columbia Management Investment Advisers, LLC	0.59%	1.44%	(2.81%)	(0.95%)
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.81%	33.45%	16.74%	13.33%
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.81%	30.07%	18.63%	16.34%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.82%	17.18%	11.06%	8.94%

Evergreen New Solutions Variable Annuity — Prospectus 73

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.94%	11.27%	5.75%	5.83%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.90%[1]	11.71%	8.36%	8.17%
Non-diversified fund that seeks capital growth.	Invesco V.I. American Franchise Fund, Series II Shares Invesco Advisers, Inc.	1.10%	34.56%	15.56%	13.88%
Seeks long-term capital appreciation.	Invesco V.I. American Value Fund, Series II Shares Invesco Advisers, Inc.	1.14%	30.09%	13.40%	8.85%
Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco V.I. Comstock Fund, Series II Shares Invesco Advisers, Inc.	1.01%	14.87%	11.31%	9.21%
Seeks capital appreciation.	Invesco V.I. Discovery Large Cap Fund, Series II Shares (previously Invesco V.I. Capital Appreciation Fund, Series II Shares) Invesco Advisers, Inc.	1.05%[1]	33.82%	15.76%	12.97%
Seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares Invesco Advisers, Inc.	1.10%	23.92%	9.92%	11.29%
Seeks capital appreciation.	Invesco V.I. Global Fund, Series II Shares Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%
Seeks total return	Invesco V.I. Global Strategic Income Fund, Series II Shares Invesco Advisers, Inc.	1.18%[1]	3.02%	(0.43%)	1.28%
Seeks long-term growth of capital and income.	Invesco V.I. Growth and Income Fund, Series II Shares Invesco Advisers, Inc.	1.00%	15.72%	9.81%	8.53%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund®, Series II Shares Invesco Advisers, Inc.	1.11%	12.41%	10.21%	8.73%

74 Evergreen New Solutions Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	MFS® New Discovery Series - Service Class Massachusetts Financial Services Company	1.12%[1]	6.44%	4.71%	8.92%
Seeks total return.	MFS® Total Return Series - Service Class Massachusetts Financial Services Company	0.86%[1]	7.46%	5.89%	6.20%
Seeks total return.	MFS® Utilities Series - Service Class Massachusetts Financial Services Company	1.04%[1]	11.34%	5.61%	6.02%
Seeks capital appreciation.	Putnam VT Global Health Care Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor; Sub-advisers-Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.98%	1.43%	7.94%	7.65%
Seeks capital appreciation.	Putnam VT International Equity Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	1.08%	2.97%	4.88%	4.73%
Seeks capital growth and current income.	Putnam VT Large Cap Value Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor; Sub-advisers- Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.80%	19.14%	12.45%	10.88%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund - Class 2 Templeton Investment Counsel, LLC	1.06%[1]	(1.00%)	2.60%	2.38%
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.97%[1]	7.83%	1.41%	6.11%
1
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.

Evergreen New Solutions Variable Annuity — Prospectus 75

The following is a list of investment options that earn fixed interest for a specified term currently available under the contract. We may change the features of the fixed interest options listed below and terminate existing options. We will provide you with written notice before doing so. Depending on the optional benefits you choose, you may not be able to invest in certain fixed investment options. See “The ‘Nonunitized’ Separate Account and the Guarantee Period Accounts (GPAs)” and “The One-Year Fixed Account” in the prospectus for more information about the fixed interest investment options.
Note: A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period. This may result in a significant reduction in your contract value. See “Charges and Adjustments – Adjustments – Market Value Adjustments” in the prospectus for more information about the MVA.
Name	Term	Minimum Guaranteed Interest Rate*
2 Year Guarantee Period Account	2 Years	0.00% or 3.00%
3 Year Guarantee Period Account	3 Years	0.00% or 3.00%
4 Year Guarantee Period Account	4 Years	0.00% or 3.00%
5 Year Guarantee Period Account	5 Years	0.00% or 3.00%
6 Year Guarantee Period Account	6 Years	0.00% or 3.00%
7 Year Guarantee Period Account	7 Years	0.00% or 3.00%
8 Year Guarantee Period Account	8 Years	0.00% or 3.00%
9 Year Guarantee Period Account	9 Years	0.00% or 3.00%
10 Year Guarantee Period Account	10 Years	0.00% or 3.00%

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below or terminate existing Fixed Options. We will provide you with written notice before doing so.
Note: If amounts are withdrawn from a Fixed Option before the end of its term, we will not apply a contract adjustment.

Name	Term	Contract Issue Year	Minimum Guaranteed Interest Rate*
One-Year Fixed Account	1 Year	2002	3.00%
		2003	1.50% or 2.00%/3.00%† or 3.00%
		2004	1.50% or 2.00% or 2.00%/3.00%† or 3.00%
Special DCA Fixed Account	6 Months	2002	3.00%
		2003	1.50% or 2.00%/3.00%† or 3.00%
		2004	1.50% or 2.00% or 2.00%/3.00%† or 3.00%
Special DCA Fixed Account	1 Year	2002	3.00%
		2003	1.50% or 2.00%/3.00%† or 3.00%
		2004	1.50% or 2.00% or 2.00%/3.00%† or 3.00%
*
Minimum guaranteed interest rates vary by Issue State and Issue Date. See your Contract Data Page for your applicable minimum guaranteed interest rate.
†
2.00% for 10 years and 3.00% thereafter

76 Evergreen New Solutions Variable Annuity — Prospectus

Appendix B: Performance Credit Rider Adjusted Partial Withdrawal
Step one:
For each withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):
RPA	=	Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.
NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.
RPA adjusted partial withdrawals	=	PW × RPA
CV

PW	=	the partial withdrawal including any applicable withdrawal charge or MVA.
CV	=	the contract value on the date of (but prior to) the partial withdrawal.
RPA	=	the remaining premium amount on the date of (but prior to) the partial withdrawal.
Step two:
For each withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):
EPA	=
Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.
EPA adjusted partial withdrawals	=	PW × EPA	×	EPA
		CV		RPA

PW	=	the partial withdrawal including any applicable withdrawal charge or MVA.
CV	=	the contract value on the date of (but prior to) the partial withdrawal.
EPA	=	the eligible premium amount on the date of (but prior to) the partial withdrawal.
RPA	=	the remaining premium amount on the date of (but prior to) the partial withdrawal.
Step three:
The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the sum of each EPA adjusted partial withdrawal.
Example: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.
•
You purchase the contract with an initial purchase payment of $100,000.
•
On the sixth contract anniversary you make an additional purchase payment in the amount of $100,000.
•
Contract values before any partial withdrawals are shown below.
•
On the third contract anniversary you make a partial withdrawal in the amount of $10,000.
•
On the eighth contract anniversary you make another partial withdrawal in the amount of $10,000.

Evergreen New Solutions Variable Annuity — Prospectus 77

NOTE: The shaded portion of the table indicates the five year exclusion period.
Contract Duration in Years	Total purchase payments	Contract value
At Issue	$100,000	$100,000
1	100,000	110,000
2	100,000	115,000
3	100,000	120,000
4	100,000	115,000
5	100,000	120,000
6	200,000	225,000
7	200,000	230,000
8	200,000	235,000
9	200,000	230,000
10	200,000	235,000
Step one: For each withdrawal made within the current calculation period we calculate the RPA:
For the first partial withdrawal on the third contract anniversary:
RPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal minus the RPA
adjusted partial withdrawals for all previous partial
withdrawals = $100,000 – 0 = $100,000
RPA adjusted partial withdrawal =
$10,000 × $100,000	= $8,333
$120,000
For the second partial withdrawal on the eighth contract anniversary:
RPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal minus the RPA
adjusted partial withdrawals for all previous partial
withdrawals = $200,000 – $8,333 = $191,667
RPA adjusted partial withdrawal =
$10,000 × $191,667	= $8,156
$235,000
Step two: For each withdrawal made within the current calculation period, we calculate the EPA:
For the first partial withdrawal on the third contract anniversary:
EPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal AND the
five-year exclusion period minus the EPA adjusted partial
withdrawals for all previous partial withdrawals =
$100,000 – 0 = $100,000
EPA adjusted partial withdrawal =
$10,000 × $100,000	×	$100,000	= $8,333
$120,000		$100,000
For the second partial withdrawal on the eighth contract anniversary:
EPA before the partial withdrawal = total purchase
payments made prior to the partial withdrawal AND the
five-year exclusion period minus the EPA adjusted partial
withdrawals for all previous partial withdrawals =
$100,000 – $8,333 = $91,667
EPA adjusted partial withdrawal =
$10,000 × $91,667	×	$91,667	= $1,866
$235,000		$191,667
Step three: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.
PCRPW amount = $8,333 + $1,866 = $10,199

78 Evergreen New Solutions Variable Annuity — Prospectus

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The Statement of Additional Information (SAI) includes additional information about the Contract. The SAI, dated the same date as this prospectus, is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy of the SAI, or for more information about the Contract, call us at 1-800-862-7919, visit our website at riversource.com/annuities or write to us at: 70100 Ameriprise Financial Center Minneapolis, MN 55474.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
PRO9028_12_D02_(09/25)
Reports and other information about RiverSource Variable Annuity Account and RiverSource Life Insurance Company are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000044141; C000267023
© 2008-2024 RiverSource Life Insurance Company. All rights reserved.

Prospectus
September 22, 2025
Evergreen
New Solutions Select Variable Annuity
Individual Flexible Premium Deferred Combination Fixed/Variable Annuity
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
829 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-333-3437 (Service Center) RiverSource Variable Annuity Account
This prospectus contains information that you should know before investing in the Evergreen New Solutions Select Variable Annuity (Contract), an individual flexible premium deferred combination fixed/variable annuity issued by RiverSource Life Insurance Company (“RVS Life”, “we”, “us” and “our”). The contract offers five-year and seven-year withdrawal charge schedules. All material terms and conditions of the contracts, including material state variations and distribution channels, are described in this prospectus.
The Contract allows you to invest your money in (i) available subaccounts investing in shares of underlying funds, each of which has a particular investment objective, investment strategies, fees and expenses; or (ii) the one-year fixed account, and guarantee period accounts (“GPAs”), each of which earn fixed interest at rates that we adjust periodically and declare when you make an allocation to that account. Additional information regarding each investment option is provided in Appendix A – Investment Options Available Under the Contract.
The Contract is a complex investment and involves risks, including loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in withdrawal charges, taxes, and tax penalties. If you remove money from the GPAs prior to 30 days before the end of the guarantee period, we will apply a market value adjustment (“MVA”), which may be positive or negative. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. Withdrawals from the contract could also reduce the amount of certain optional benefits by more than the dollar amount of the withdrawal, and such reductions could be significant.
An investment in the Contract is subject to the risks related to RVS Life. Any obligations under the Contract are subject to our financial strength and claims-paying ability.
The contracts are no longer available for new purchases. This contract is no longer being sold and this prospectus is designed for current contract owners. In addition to the possible state variations, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract for contract variation information and timing.
The Contract provides for purchase payment credits which we may reverse upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied (see “Buying Your Contract – Purchase Payment Credits”). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.
Additional information about certain investment products, including variable annuities and market value adjusted annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Evergreen New Solutions Select Variable Annuity — Prospectus 1

2 Evergreen New Solutions Select Variable Annuity — Prospectus

Evergreen New Solutions Select Variable Annuity — Prospectus 3

Key Terms
These terms can help you understand details about your contract.
Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.
Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract value: The total value of your contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Funds: A portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC") in which the Subaccounts invest.  May also be referred to as an underlying Fund.
Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.
Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss.
Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.
One-year fixed account: Part of our general account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.
Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a non-natural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a non-natural person or a revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust or irrevocable grantor trust, the annuitant(s) selected must be the grantor(s) of the trust to assure compliance with Section 72(s) of the Code.
Purchase payment credits: An addition we make to your contract value. We base the amount of the credit on net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.
Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

4 Evergreen New Solutions Select Variable Annuity — Prospectus

•
Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code
•
Roth IRAs including inherited Roth IRAs under Section 408A of the Code
•
Simplified Employee Pension (SEP) plans under Section 408(k) of the Code
•
Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code
A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.
All other contracts are considered nonqualified annuities.
Retirement date: The date when annuity payouts are scheduled to begin.
Rider effective date: The date a rider becomes effective as stated in the rider.
Separate Account: An insulated segregated account, the assets of which are invested solely in an underlying Fund. We call this the Variable Account.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Subaccount: A division of the Variable Account, each of which invests in one Fund.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable Account: Refers to the RiverSource Variable Annuity Account, a Separate Account established to hold contract owners’ assets allocated to the Subaccounts, each of which invests in a particular Fund.
Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

Evergreen New Solutions Select Variable Annuity — Prospectus 5

Overview of the Contract
Purpose: The purpose of the contracts is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments.
We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations.
The contracts offer various optional features and benefits that may help you achieve financial goals.
It may be appropriate for you if you have a long-term investment horizon and your financial goals are consistent with the terms and conditions of the contract.
It is not intended for investors whose liquidity needs require frequent withdrawals in excess of free amount. If you plan to manage your investment in the contract by frequent or short-term trading, the contract is not suitable for you.
Phases of the Contract:
The contracts have two phases: the Accumulation Phase and the Income Phase.
Accumulation Phase. During the Accumulation Phase, you make purchase payments by investing in: available Subaccounts, each of which has a particular investment objective, investment strategies, fees and expenses; the one-year fixed account, and GPAs which earn interest at rates that we adjust periodically and declare when you make an allocation to that account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than thirty days before the end of its guarantee period. You may be able to purchase an optional benefit to reduce the investment risk you assume under your contract.
A list of funds and additional information regarding each fund in which you can invest is provided in Appendix A – Investment Options Available Under the Contract.
If you have the Guaranteed withdrawal benefit rider, you can withdraw a guaranteed amount from the contract during the Accumulation phase. The amount of money you accumulate under your contract depends (in part) on the performance of the Subaccounts you choose or the rates you earn on allocations to the one-year fixed account, and GPAs. The GPAs have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to them. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period. You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. You may transfer money between investment options during the Accumulation Phase, subject to certain restrictions. Your contract value impacts the value of your contract’s benefits during the Accumulation Phase, including any optional benefits, as well as the amount available for withdrawal, annuitization and death benefits.
Income Phase. The Income Phase begins when you (or your beneficiary) choose to annuitize the contract. You can apply your contract value(less any applicable premium tax and/or other charges) to an annuity payout plan that begins on the annuitization start date or any other date you elect. You may choose from a variety of plans that can help meet your retirement or other income needs. We can make payouts on a fixed or variable basis, or both. You cannot take withdrawals of contract value or withdraw the contract during the Income Phase.
All optional death benefits terminate after the annuitization start date. All optional living benefits terminate after the annuitization start unless you chose the Guaranteed Withdrawal Benefit Annuity Payout Option.
Contract features:
•
Purchase Payment Credits. The Contract provides for purchase payment credits which we may reverse upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied (See “Buying Your Contract – Purchase Payment Credits”). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.
•
Death Benefits. If you die during the Accumulation Phase, we will pay to your beneficiary or beneficiaries an amount at least equal to the contract value. You may have elected one of the optional death benefits under the contract for

6 Evergreen New Solutions Select Variable Annuity — Prospectus

an additional fee. Death benefits must be elected at the time that the contract is purchased. Each optional death benefit is designed to provide a greater amount payable upon death. After the death benefit is paid, the contract will terminate.
•
Optional Living Benefits. You may have elected one of the optional living benefits under the contract for an additional fee. Guaranteed withdrawal benefit riders are designed to provide a guaranteed income stream that may last as long as you live, subject to you following the rules of the rider. The Accumulation Protector Benefit rider provides a guaranteed contract value at the end of a specified Waiting Period. Income Assurer Benefit riders are designed to provide a guaranteed minimum income through annuitization, regardless of investment performance.
•
Withdrawals. You may withdraw all or part of your contract value at any time during the Accumulation Phase. If you request a full withdrawal, the contract will terminate. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including an IRS penalty that may apply if you withdraw prior to reaching age 59½) and may have other tax consequences. Early withdrawals of contract value invested in a GPA are subject to an MVA and could result in a significant negative contract adjustment. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”.
•
Tax Treatment. You can transfer money between Subaccounts, the one-year fixed account and GPAs without tax implications, and earnings (if any) on your investments are generally tax-deferred. Generally, earnings are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payment, or upon payment of the death benefit.
Additional Services:
•
Dollar Cost Averaging Programs. Automated Dollar Cost Averaging allows you, at no additional cost, to transfer a set amount monthly between Subaccounts or from the one-year fixed account or one-year GPA.
•
Asset Rebalancing. Allows you, at no additional cost, to automatically rebalance the Subaccount portion of your contract value on a periodic basis.
•
Automated Partial Withdrawals. An optional service allowing you to set up automated partial withdrawals from the GPAs, one-year fixed account, or the Subaccounts.
•
Electronic Delivery. You may register for the electronic delivery of your current prospectus and other documents related to your contract.

Evergreen New Solutions Select Variable Annuity — Prospectus 7

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS	Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
The Contract has two withdrawal charge options. You may select either a seven-year or five-year withdrawal charge schedule at the time of application. If you select a seven-year withdrawal charge schedule and you withdraw money during the first 7 years from date of each purchase payment, you may be assessed a withdrawal charge of up to 8% of the
Purchase Payment withdrawn. If you select a five-year withdrawal charge schedule and you withdraw money during the first 5 years from date of each purchase payment, you may be assessed a withdrawal charge of up to 8% of the purchase payment withdrawn.
A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period.
You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA. In addition to the withdrawal charge, we may reverse a purchase payment credit upon certain withdrawals within 12 months of when the purchase payment credit was applied.
For example, if you select a seven-year or five-year withdrawal charge schedule and make an early withdrawal, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment.
The following transactions when applied to a GPA, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than
30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and
(iii) annuitization. An MVA may increase the death benefit but will not decrease it.
Fee Table and Examples Charges and Adjustments – Transaction Expenses – Withdrawal Charge Charges and Adjustments – Adjustments – Market Value Adjustments
Are There Transaction Charges?	No. Other than withdrawal charges and negative MVAs, we do not assess any transaction charges.

8 Evergreen New Solutions Select Variable Annuity — Prospectus

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Statutory Prospectus
Are there Ongoing Fees and Expenses?
Yes. The table below describes the current fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table and Examples Charges and Adjustments – Annual Contract Expenses Appendix A: Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1) (varies by withdrawal charge schedule, death benefit option, size of Contract value and tax qualification)	1.17%	1.92%
	Fund options (Funds fees and expenses)(2)	0.38%	1.41%
	Optional benefits available for an additional charge(3)	0.25%	1.75%
(1) As a percentage of average daily contract value in the variable account. Includes the
Mortality and Expense Fee,Variable Account Administrative Charge, and Contract
Administrative Charge.
(2) As a percentage of Fund net assets.
(3) As a percentage of Contract Value or the greater of Contract Value or applicable guaranteed benefit amount (varies by optional benefit).The Minimum is a percentage of contract value. The Maximum is a percentage of the greater of Contract Value or minimum contract accumulation value (MCAV).
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges and negative MVAs that substantially increase costs.

	Lowest Annual Cost: $1,691	Highest Annual Cost: $4,093
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract features and Fund fees
and expenses
•No optional benefits
•No additional purchase payments,
transfers or withdrawals
•No sales charge
•No purchase payment credits

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract features, optional
benefits and Fund fees and
expenses
•No sales charge
•No additional purchase payments,
transfers or withdrawals
•No purchase payment credits

	RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract including loss of principal.			Principal Risks of Investing in the Contract

Evergreen New Solutions Select Variable Annuity — Prospectus 9

	RISKS	Location in Statutory Prospectus
Is this a Short-Term Investment?
No.
•The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•The Contract has withdrawal charges that may apply for the first seven or five years after each purchase payment. The withdrawal charges may reduce the value of your Contract if you withdraw money during the withdrawal charge period. Withdrawals may also reduce or terminate contract guarantees.
•Withdrawals may also be subject to taxes and tax penalties.
•Withdrawals from a GPA prior to 30 days before the end of the guarantee period may also result in a negative MVA. During the 30-day period ending on the last day of the guarantee period, you may choose to start a new guarantee period of the same length, transfer the contract value from the current GPA to any of the investment options available under the Contract, apply the contract value to an annuity payout plan, or withdraw the value from the current GPA(all subject to applicable withdrawal, transfer, and annuitization provisions). If we do not receive any instructions by the end of the guarantee period, we will automatically transfer the contract value from the current GPA into the shortest GPA term available.
•The benefits of tax deferral, long-term income, and optional living benefit guarantees mean the contract is generally more beneficial to investors with a long term investment horizon.
Principal Risks of Investing in the Contract Charges and Adjustments – Transaction Expenses – Withdrawal Charge Charges and Adjustments – Adjustments – Market Value Adjustments
What Are the Risks Associated with the Investment Options?
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
•Each investment option, including the one-year Fixed Account and the
Guarantee Period Accounts (GPAs) investment options has its own unique risks.
•You should review the investment options before making any investment decisions.
Principal Risks of Investing in the Contract The Variable Account and the Funds The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs) The One-Year Fixed Account
What Are the Risk Related to Insurance Company?
An investment in the Contract is subject to the risks related to us. Any obligations (including under the one-year Fixed Account) or guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about
RiverSource Life, including our financial strength ratings, is available by contacting us at 1-800-862-7919.
Principal Risks of Investing in the Contract The General Account

10 Evergreen New Solutions Select Variable Annuity — Prospectus

	RESTRICTIONS	Location in Statutory Prospectus
Are There Restrictions on the Investment Options?
Yes.
•Subject to certain restrictions, you may transfer your Contract value among the subaccounts without charge at any time before the retirement date and once per contract year after the retirement date.
•Certain transfers out of the GPAs will be subject to an MVA.
•GPAs and the one-year Fixed Account are subject to certain restrictions.
•Purchase payment credits under the Contract may be recaptured under certain circumstances.
•We reserve the right to modify, restrict or suspend your transfer privileges if we determine that your transfer activity constitutes market timing.
•We reserve the right to add, remove or substitute Funds as investment options. We also reserve the right, upon notification to you, to close or restrict any Funds.
Making the Most of Your Contract– Transferring Among Accounts Substitution of Investments
Are There Any Restrictions on Contract Benefits?
Yes.
•Certain optional benefits limit or restrict the investment options you may select under the Contract. If you later decide you do not want to invest in those approved investment options, you must request a full surrender.
•Certain optional benefits may limit subsequent purchase payments.
•Withdrawals in excess of the amount allowed under certain optional benefits may substantially reduce the benefit or even terminate the benefit.
Optional Benefits – Optional Living Benefits – Guarantor Withdrawal Benefit Rider – Investment Allocation Restrictions Buying Your Contract– Purchase Payments
TAXES
What Are the Contract’s Tax Implications?
•Consult with a tax advisor to determine the tax implications of an investment in and payments and withdrawals received under this
Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
•Earnings under your contract are taxed at ordinary income tax rates generally when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
How are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This financial incentive may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
About the Service Providers
Should I Exchange My Contract?
If you already own an annuity or insurance Contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a Contract you already own if you determine, after comparing the features, fees, and risks of both
Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing Contract.
Buying Your Contract–Contract Exchanges

Evergreen New Solutions Select Variable Annuity — Prospectus 11

Fee Table and Examples
The following tables describe the fees, expenses and adjustments that you will pay when buying, owning and making a withdrawal from an investment option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you paid at the time that you bought the Contract and will pay when you make a withdrawal from the Contract. State premium taxes also may be deducted.

Transaction Expenses

Withdrawal Charges
Withdrawal charges (as a percentage of purchase payments withdrawn)	Seven-year	Five-year
Maximum	8%	8%

Seven-year schedule		Five-year schedule*
Years from purchase payment receipt**	Withdrawal charge percentage	Years from purchase payment receipt**	Withdrawal charge percentage
1	8%	1	8%
2	8	2	7
3	7	3	6
4	7	4	4
5	6	5	2
6	5	Thereafter	0
7	3
Thereafter	0
*
The five-year withdrawal charge schedule may not be available in all states.
**
According to our current administrative practice, for the purpose of withdrawal charge calculation, we consider that the year is completed one day prior to the day each purchase payment was received.
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of contract value is removed from an investment option before expiration of a specified period.

Adjustments

MVA Maximum Potential Loss (as a percentage of amount withdrawn from a GPA)(1)	100%
(1)
The following transactions when applied to a GPA, which we refer to as "early withdrawals," are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including funds fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expenses
(assessed annually and upon full surrender)
Annual contract administrative charge	$40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. Upon full surrender of the contract, we will assess this charge even if your contract value equals or exceeds $50,000.)
Base Contract Expenses
(as a percentage of average daily contract value in the variable account)
You must choose a death benefit guarantee, a qualified or nonqualified contract and the length of your contract’s withdrawal charge schedule. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost. The variable account administrative charge is in addition to the mortality and expense risk fee.
Seven-year withdrawal charge schedule Qualified annuities	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
Return of Purchase Payment (ROP) Death Benefit	1.00%	0.15%	1.15%
Maximum Anniversary Value (MAV) Death Benefit	1.20	0.15	1.35

12 Evergreen New Solutions Select Variable Annuity — Prospectus

Seven-year withdrawal charge schedule Qualified annuities	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
5% Accumulation Death Benefit	1.35	0.15	1.50
Enhanced Death Benefit	1.40	0.15	1.55

Nonqualified annuities	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
ROP Death Benefit	1.15%	0.15%	1.30%
MAV Death Benefit	1.35	0.15	1.50
5% Accumulation Death Benefit	1.50	0.15	1.65
Enhanced Death Benefit	1.55	0.15	1.70

Five-year withdrawal charge schedule Qualified annuities	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
ROP Death Benefit	1.20%	0.15%	1.35%
MAV Death Benefit	1.40	0.15	1.55
5% Accumulation Death Benefit	1.55	0.15	1.70
Enhanced Death Benefit	1.60	0.15	1.75

Nonqualified annuities	Mortality and expense risk fee	Variable account administrative charge	Total variable account expense
ROP Death Benefit	1.35	0.15	1.50
MAV Death Benefit	1.55	0.15	1.70
5% Accumulation Death Benefit	1.70	0.15	1.85
Enhanced Death Benefit	1.75	0.15	1.90
Optional Benefit Expenses
Optional Death Benefits
Benefit Protector® Death Benefit rider fee	0.25%
Benefit Protector® Plus Death Benefit rider fee	0.40%
(As a percentage of the contract value charged annually on the contract anniversary.)
If eligible, you may have selected one of the following optional living benefits if available in your state. The fees apply only if you have selected one of these benefits. Investment allocation restrictions apply.
Optional Living Benefits
Accumulation Protector Benefit® rider fee	Maximum annual rider fee	Initial annual rider fee and annual rider fee for elective step-ups before 04/29/2013
	1.75%	0.55%(1)
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)
Guarantor Withdrawal Benefit rider fee	Maximum: 1.50%	Initial: 0.55%(2)
(As a percentage of contract value charged annually on the contract anniversary.)
Income Assurer Benefit® – MAV rider fee	Maximum: 1.50%	Current: 0.30%(3)
Income Assurer Benefit® – 5% Accumulation Benefit Base rider fee	Maximum: 1.75%	Current: 0.60%(3)
Income Assurer Benefit® – Greater of MAV or 5% Accumulation Benefit Base rider fee	Maximum: 2.00%	Current: 0.65%(3)
(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)
(1)
Current annual rider fees for elective step up (including elective spousal continuation step up) requests on/after 04/29/2013 are shown in the table below.

Elective step up date:	If invested in Portfolio Navigator fund at the time of step-up:	If invested in Portfolio Stabilizer fund at the time of step-up:
04/29/2013 – 11/17/2013	1.75%	N/A
11/18/2013 – 10/17/2014	1.75%	1.30%
10/18/2014 – 06/30/2016	1.60%	1.00%
07/01/2016 – 10/15/2018	1.75%	1.30%

Evergreen New Solutions Select Variable Annuity — Prospectus 13

Elective step up date:	If invested in Portfolio Navigator fund at the time of step-up:	If invested in Portfolio Stabilizer fund at the time of step-up:
10/16/2018 – 12/29/2019	1.40%	1.00%
12/30/2019 – 07/20/2020	1.55%	1.15%
07/21/2020 and later	1.75%	1.75%
(2)
Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Fund Name	Maximum annual rider fee	Current annual fee as of 12/18/13
Portfolio Stabilizer funds	1.50%	0.55%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	1.50%	0.85%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.50%	1.00%
(3)
For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit – MAV — 0.55%, Income Assurer Benefit – 5% Accumulation Benefit Base — 0.70%; and Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base — 0.75%.
Annual Operating Expenses of the Funds
The next table shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of investment options available under the contract, including their annual expenses, may be found in Appendix A.

Annual Fund Expenses(1)

Minimum and maximum annual operating expenses for the funds
(Including management, distribution (12b-1) and/or service fees and other expenses)(1)
Total Annual Fund Expenses	Minimum(%)	Maximum(%)
(expenses deducted from the Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.38	1.41
(1)
Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contract owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

14 Evergreen New Solutions Select Variable Annuity — Prospectus

Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Fund expenses.
The examples assume all contract value is allocated to the subaccounts. The examples do not reflect the MVA that only applies to GPAs. Your costs could differ from those shown below if you Invest in the GPAs or fixed account investment options.
These examples assume that you invest $100,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year. The “Maximum” example further assumes the most expensive combination of Annual Contract Expenses reflecting the maximum charges, Annual Fund Expenses* and optional benefits available. The “Minimum” example further assumes the least expensive combination of Annual Contract Expenses reflecting the current charges, Annual Fund Expenses and that no optional benefits are selected. Although your actual costs may be higher or lower, based on these assumptions your maximum and minimum costs would be:
Maximum Expenses. These examples assume that you select the MAV Death Benefit, the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector Plus Death Benefit. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
*
Note: Certain funds are not available for contracts with living benefit riders and may have higher fund expenses than the associated fund expenses shown here.

	If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule	$12,416	$21,843	$30,333	$51,393	$5,176	$15,501	$25,790	$51,353
Five-year withdrawal charge schedule	11,717	19,712	26,722	52,975	5,377	16,069	26,682	52,935
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule	$12,266	$21,414	$29,656	$50,239	$5,026	$15,073	$25,115	$50,199
Five-year withdrawal charge schedule	11,566	19,285	26,053	51,775	5,226	15,643	26,013	51,735
Minimum Expenses.  These examples assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:
	If you withdraw your contract at the end of the applicable time period:				If you do not withdraw your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule	$9,221	$12,339	$14,233	$20,035	$1,722	$5,337	$9,193	$19,995
Five-year withdrawal charge schedule	8,479	9,954	10,286	22,205	1,927	5,960	10,246	22,165
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Seven-year withdrawal charge schedule	$9,080	$11,902	$13,438	$18,380	$1,568	$4,868	$8,398	$18,340
Five-year withdrawal charge schedule	8,336	9,505	9,497	20,582	1,773	5,493	9,457	20,542
THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

Evergreen New Solutions Select Variable Annuity — Prospectus 15

Principal Risks of Investing in the Contract
Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. This contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income mean that this contract is more beneficial to investors with a long-term investment horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the contract. Withdrawals may be subject to a significant withdrawal charge, depending on the option you select.  If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period. You could lose up to 100% of your investment in a GPA as a result of a negative MVA. A withdrawal may reduce the value of your standard and optional benefits. A total withdrawal (surrender) will result in the termination of your contract.
Subaccount Risk. Amounts that you invest in the subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the subaccounts that you select make money, your contract value goes up, and if they lose money, your contract value goes down. Each subaccount’s performance depends on the performance of its underlying Fund. Each underlying Fund has its own investment risks, and you are exposed to the Fund’s investment risks when you invest in a subaccount. You are responsible for selecting subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. For risks associated with any Fixed Account options, see Financial Strength and Claims-Paying Ability Risk below.
GPA Risk. Each GPA pays an interest rate declared by us when you make an allocation to that account and is fixed for the guarantee period you choose. We will periodically change the declared interest rate for future allocations to these accounts at our discretion based, in part, on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses.
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPA prior to 30 days before the end of the guarantee period. At all other times, and unless an exception applies, we will apply a MVA if you withdraw or transfer contract value from a GPA or you elect an annuity payout plan while you have contract value invested in a GPA. The MVA may be negative, positive or result in no change depending on how the guaranteed interest rate on your GPA compares to the new interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. You bear the risk of loss of principal due to a negative MVA. Partial withdrawals will reduce certain death benefits proportionally based on the percentage of contract value that is withdrawn and if you request a partial withdrawal from the GPAs that will give you the net amount you requested after we apply any applicable MVA and withdrawal charge, a negative MVA will increase the impact of the partial withdrawal on the value of the death benefit.
Selection Risk. The optional benefits under the contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you (if any) may not be elected after your contract is issued. In addition, if you elected an optional benefit and do not use it  and if the contingencies upon which the benefit depend never occur, you will have paid for an optional benefit that did not provide a financial benefit. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.
Investment Restrictions Risk. Certain optional benefits limit the investment options that are available to you and limit your ability to take certain actions under the contract. These investment requirements are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your contract value and the potential growth of your guaranteed benefits. This may conflict with your personal investment objectives.
Managed Volatility Fund Risk. The Portfolio Stabilizer funds are managed volatility funds that employ a strategy designed to reduce overall volatility and downside risk. These risk management techniques help us manage our financial risks associated with the contract’s guarantees, like living and death benefits, because they reduce the incidence of extreme outcomes including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your contract value and the potential growth of your guaranteed benefits and may therefore conflict with your personal investment objectives. Certain Funds advised by our affiliate, Columbia Management, employ such risk management strategies. If you elect certain optional

16 Evergreen New Solutions Select Variable Annuity — Prospectus

benefits under the contract, we require you to invest in these funds, which may limit your ability to increase your benefit. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility funds.
Purchase Payment Risk. Your ability to make subsequent purchase payments is subject to restrictions. We reserve the right to limit or restrict purchase payments in certain contract years or based on age, and in conjunction with certain optional living and death benefit riders with advance notice. Also, our prior approval may be required before accepting certain purchase payments. We reserve the right to limit certain annuity features (for example, investment options) if prior approval is required. There is no guarantee that you will always be permitted to make purchase payments.
Purchase Payment Credit Risk. The expenses of the Contract may be higher than expenses for a similar contract that does not credit a purchase payment credit. Your purchase payment credits may be more than offset by the higher expenses associated with this Contract. A purchase payment credit may be reversed upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied or upon a withdrawal payment subject to a withdrawal charge waiver due to Hospital or Nursing Home Confinement or terminal illness diagnosis within 12 months of when the purchase payment credit was applied.
Contract Changes Risk. We reserve the right to make certain changes in the future, subject to applicable law. We reserve the right to (i) limit transfers to the one-year account or (ii) change the percentage allowed to be transferred from the one-year fixed account. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion. We reserve the right to close or restrict approved investment options in our sole discretion. For certain optional living benefits, we also reserve the right to add, remove or modify allocation plans and requirements in our sole discretion.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our general account (including under any Fixed Account option)  are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity Risk. Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•
the corruption or destruction of data;
•
theft, misuse or dissemination of data to the public, including your information we hold; and
•
denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. The risk of cyberattacks may be higher during periods of geopolitical turmoil. There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.
Potential Adverse Tax Consequences. Tax considerations vary by individual facts and circumstances. Tax rules may change without notice. Generally, earnings under your contract are taxed at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59 ½. If you purchase a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral beyond what is provided in that retirement plan. Consult a tax professional.
The Variable Account and the Funds
Variable Account. The variable account was established under Indiana law on July 15, 1987. The variable account, consisting of Subaccounts, is registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.
The variable account meets the definition of a separate account under federal securities laws. Income, gains, and losses credited to or charged against the variable account reflect the variable account’s own investment experience and not the investment experience of RiverSource Life’s other assets. The variable account’s assets are held separately from RiverSource Life’s assets and are not chargeable with liabilities incurred in any other business of RiverSource Life.  RiverSource Life is obligated to pay all amounts promised to contract owners under the contracts. The variable account includes other Subaccounts that are available under contracts that are not described in this prospectus.

Evergreen New Solutions Select Variable Annuity — Prospectus 17

The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the Subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.
We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.
The Funds: The contract currently offers subaccounts investing in shares of the Funds. Contract value allocated to a Subaccount will vary based on the investment experience of the corresponding Fund in which the Subaccount invests. There is a risk of loss of the entire amount invested. Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance may be found in the Appendix A to this prospectus.
Please read the Funds’ prospectuses carefully for facts you should know before investing. These prospectuses containing more detailed information about the Funds are available by contacting us at 70100 Ameriprise Financial Center, Minneapolis, MN 55474, telephone: 1-800-862-7919, website: Ameriprise.com/variableannuities.
•
Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives.
•
Fund name and management: An underlying Fund in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•
Eligible purchasers: All Funds are available to serve as the underlying investment options for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund Name and Management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate Fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate Funds. Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•
Private label: This contract is a “private label” variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the affiliated funds are generally more profitable for us and our affiliates (see “Revenue we receive from the funds may create conflicts of interest”). These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.
•
Asset allocation programs may impact Fund performance: Asset allocation programs in general may negatively impact the performance of an underlying Fund. Even if you do not participate in an asset allocation program, a Fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a Fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the Fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A Fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the Funds.
•
Funds available under the contract: We seek to provide a broad array of underlying Funds taking into account the fees and charges imposed by each Fund and the contract charges we impose. We select the underlying Funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also

18 Evergreen New Solutions Select Variable Annuity — Prospectus

make all decisions regarding which Funds to retain in a contract, which Funds to add to a contract and which Funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to Fund performance, Fund expenses, classes of Fund shares available, size of the Fund and investment objectives and investing style of the Fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other Funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a Fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the Fund and support of marketing and distribution expenses incurred with respect to the Fund.
•
Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.
•
Conflicts of Interest with Certain Funds Advised by Columbia Management. We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several funds of funds, including Portfolio Navigator and Portfolio Stabilizer funds. As such, it retains full discretion over the investment activities and investment decisions of the Funds. These Funds invest in other registered mutual funds. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund.
•
Revenue we receive from the Funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a Fund, the Fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the Fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the Funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the Fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the Funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the Funds we make available due to contract owner elections to allocate purchase payments to the Funds through the subaccounts. In addition, the Funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the Funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest. The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated Funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated Funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated Funds comprises the greatest amount and percentage of revenue we derive from payments made by the Funds.

Evergreen New Solutions Select Variable Annuity — Prospectus 19

The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the Funds through this and other contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including, but not limited to expense payments and non-cash compensation, for various purposes:
•
Compensating, training and educating investment professionals who sell the contracts.
•
Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.
•
Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the Funds available under the contracts to contract owners, authorized selling firms and investment professionals.
•
Providing sub-transfer agency and shareholder servicing to contract owners.
•
Promoting, including and/or retaining the Fund’s investment portfolios as underlying investment options in the contracts.
•
Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
•
Furnishing personal services to contract owners, including education of contract owners regarding the Funds, answering routine inquiries regarding a Fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•
Subaccounting services, transaction processing, recordkeeping and administration.
•
Sources of revenue received from affiliated Funds: The affiliated Funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated Funds, or from the Funds’ affiliates, may include, but are not necessarily limited to, the following:
•
Assets of the Fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
•
Compensation paid out of 12b-1 fees that are deducted from Fund assets.
•
Sources of revenue received from unaffiliated Funds: The unaffiliated Funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated Funds, or the Funds’ affiliates, may include, but are not necessarily limited to, the following:
•
Assets of the Fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We receive this revenue in the form of a cash payment.
•
Compensation paid out of 12b-1 fees that are deducted from Fund assets.

20 Evergreen New Solutions Select Variable Annuity — Prospectus

The “Nonunitized” Separate Account and the Guarantee Period Accounts (GPAs)
The “Nonunitized” separate account: We hold amounts You allocate to the GPAs in a “nonunitized” separate account, which is maintained by Us and segregated from Our general assets and the Variable Account. This separate account provides an additional measure of assurance that We will make full payment of amounts due under the GPAs. Unlike the Variable Account (i.e., a unitized separate account), which has subaccounts and accumulation units, We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to Your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. See “The General Account” for more information.
The GPAs: The contract currently offers GPAs that earn fixed interest during guarantee periods. The available guarantee periods may vary by state. The GPAs may not be available for contracts in some states.
Currently, unless you have elected one of the optional living benefit riders, you may allocate purchase payments and purchase payment credits to one or more of the GPAs. The required minimum investment in each GPA is $1,000. Information regarding each GPA, including (i) its name, and (ii) its term may be found in Appendix A to this prospectus.
These accounts are not offered after annuity payouts begin.
Each GPA pays an interest rate that is declared at the time of your allocation to that account. Interest is credited daily. That interest rate is fixed for the guarantee period that you chose. We may periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on any Contract Value already allocated to a GPA. The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion. These rates generally will be based on factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses. Contact our Service Center at the number listed on the cover page of this prospectus for current interest rates.
A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period. You could lose up to 100% of the amount withdrawn from a GPA as a result of a negative MVA. The following transactions, which we refer to as “early withdrawals,” are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. An MVA may increase the death benefit but will not decrease it. We will not apply an MVA to Contract Value you transfer or withdraw out of the GPAs during the 30-day period ending on the last day of the guarantee period. For more information about the MVA, see “Charges and Adjustments – Adjustments – Market Value Adjustments.”
During the 30 day window, which precedes the end of your GPA investment’s guarantee period, you may elect one of the following options: (i) reinvest the Contract Value in a new GPA with the same guarantee period; (ii) transfer the Contract Value to a GPA with a different guarantee period; (iii) transfer the Contract Value to any of the subaccounts or the one-year  fixed account, or withdraw the Contract Value (subject to applicable withdrawal and transfer provisions). We will send you a letter prior to the end of your guarantee period that lists the available GPAs or you can contact our Service Center at the number listed on the cover page of this prospectus for the GPAs currently available to you. If we do not receive any instructions by the end of your guarantee period, we will automatically transfer the Contract Value into the shortest GPA term offered in your state.

Evergreen New Solutions Select Variable Annuity — Prospectus 21

The General Account
The general account includes all assets owned by RiverSource Life, other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your contract including any optional benefits offered under the contract. These guarantees are subject to the claims-paying ability and financial strength of RiverSource Life. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of annuities and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is supported by our general account that we make available under the contract.
The One-Year Fixed Account
Unless the PN program is in effect, you may allocate purchase payments or transfer accumulated value to the one-year fixed account. We back the principal and interest guarantees relating to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. The guaranteed minimum interest rate offered may vary by state and contract issue year, but will be shown on your Contract Data page and will never be less than the fixed account minimum interest rate required under state law. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see “Buying Your Contract” and “Transfer Policies”).
Because of exemptive and exclusionary provisions, we have not registered interests in the one-year fixed account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in the fixed account are subject to the provisions of these Acts.
The one-year fixed account has not been registered with the SEC. Disclosures regarding the one-year fixed account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Buying Your Contract
New contracts as described in this prospectus are not currently being offered. Information about applying for the contract and issuing the contract is provided for informational purposes only.
We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract.
You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)
When you applied, you could have selected (if available in your state):
•
GPAs, the one-year fixed account and/or subaccounts in which you want to invest;
•
how you want to make purchase payments;
•
the length of the withdrawal charge schedule (5 or 7 years);
•
a beneficiary;
•
the optional PN program(1); and
•
one of the following Death Benefits:
–
ROP Death Benefit;
–
MAV Death Benefit;
–
5% Accumulation Death Benefit(2); or
–
Enhanced Death Benefit(2).

22 Evergreen New Solutions Select Variable Annuity — Prospectus

In addition, you also could have selected (if available in your state):
Any one of the following Optional Living Benefits:
•
Accumulation Protector Benefit rider
•
Guarantor Withdrawal Benefit rider
•
Income Assurer Benefit – MAV rider
•
Income Assurer Benefit – 5% Accumulation Benefit Base rider
•
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base rider
Either of the following Optional Death Benefits:
•
Benefit Protector Death Benefit rider(3)
•
Benefit Protector Plus Death Benefit rider(3)
(1)
There is no additional charge for this feature.
(2)
The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector and Benefit Protector Plus Death Benefit riders.
(3)
Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.
The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.
We will credit additional eligible purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our Service Center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our Service Center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.
You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.
In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.
Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Contract Exchanges
You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Generally, you can exchange one annuity for another or for a qualified long-term care insurance policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (IRS) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on the new contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period may begin when you exchange into the new contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for the new contract or buy the new contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes – 1035 Exchanges.”)

Evergreen New Solutions Select Variable Annuity — Prospectus 23

The Retirement Date
Annuity payouts begin on the retirement date. This means that the contract will be annuitized or converted to a stream of monthly payments. If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. You will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we processed your application, we established the retirement date to be the maximum age then in effect (or contract anniversary if applicable). Unless otherwise elected by you, all retirement dates are now automatically set to the maximum age of 95 now in effect. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.
The retirement date must be:
•
no earlier than the 30th day after the contract’s effective date; and no later than
•
the annuitant’s 95th birthday or the tenth contract anniversary, if later,
•
or such other date as agreed to by us but not later than the owner’s 105th birthday.
Six months prior to your retirement start date, we will contact you with your options including the option to postpone your retirement start date to a future date. You can choose to delay the retirement start date of your contract to a date beyond age 95, to the extent allowed by applicable state law and tax laws.
If you do not make an election, annuity payouts using the contract’s default option of annuity payout Plan B – Life with 10 years certain will begin on the retirement start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, we will continue to make payments until 10 years of payments have been made.
Generally, if you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your retirement start date, your contract will not be automatically annuitized (subject to state requirements). However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.
Beneficiary
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)
Purchase Payments
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.
Minimum initial purchase payment
$10,000
Minimum additional purchase payments
$50 for SIPs
$100 for all other payment types
Maximum total purchase payments*
$1,000,000
*
This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code’s limits on annual contributions also apply. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.
Effective Jan. 26, 2009, no additional purchase payments are allowed for contracts with the Guarantor Withdrawal Benefit rider, Enhanced Guarantor Withdrawal Benefit rider, or Guarantor Withdrawal Benefit for Life rider, subject to state restrictions.
For contracts issued in all states except those listed below certain exceptions apply and the following additional purchase payments will be allowed on/after Jan. 26, 2009:
a.
Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.
b.
Prior and current tax year contributions up to the annual limit set up by the IRS for any Qualified Accounts except TSAs and 401(a)s. This annual limit applies to IRAs, Roth IRAs, and SEP plans.

24 Evergreen New Solutions Select Variable Annuity — Prospectus

For contracts issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract will be limited to $100,000 for the life of your contract. The limit does not apply to Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.
We reserve the right to change these current rules at any time, subject to state restrictions.
How to Make Purchase Payments

1 Electronically and By SIP
Contact your investment professional to move money electronically or to complete the necessary SIP paperwork.

2 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Purchase Payment Credits
As of May 1, 2006, we no longer offer purchase payment credits in most states.
Purchase payment credits were available if you:
•
purchased a contract with the seven-year surrender charge schedule with an application signed date before May 1, 2006; or
•
purchased a contract with the seven-year surrender charge schedule with an application signed date on or after May 1, 2006 in a state where purchase payment credits are/were still available at the time you purchased your contract.
We applied a credit to your contract of 1% of your current purchase payment. We applied this credit immediately. We allocated the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.
We reversed credits from the contract value for any purchase payment that was not honored (if, for example, your purchase payment check was returned for insufficient funds).
To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit payment under this contract; or (2) a request for withdrawal charge waiver due to “Contingent events” (see “Charges and Adjustments – Transaction Expenses – Surrender Charge – Contingent events”), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.
Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.
Limitations on Use of Contract
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

Evergreen New Solutions Select Variable Annuity — Prospectus 25

Charges and Adjustments
Transaction Expenses
Withdrawal Charge
If You withdraw all or part of Your contract value before annuity payouts begin, We may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment You make. The withdrawal charge lasts for 7 years or 5 years from the receipt of each purchase payment, depending on which withdrawal charge schedule You select when You purchase the contract (See “Fee Table and Examples”). The withdrawal charge helps Us cover sales and distribution expenses.
You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Guarantor Withdrawal Benefit rider:
Contracts without the Guarantor Withdrawal Benefit rider
The TFA is the greater of:
•
10% of the contract value on the prior contract anniversary(1); or
•
current contract earnings.
Contracts with Guarantor Withdrawal Benefit rider
The TFA is the greatest of:
•
10% of the contract value on the prior contract anniversary(1);
•
current contract earnings; or
•
the Remaining Benefit Payment.
(1)
We consider your initial purchase payment to be the prior contract anniversary’s contract value during the first contract year.
Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.
A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:
1.
We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.
2.
We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this “first-in, first-out” rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.
Example: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (The withdrawal charge percentages for the 5-Year and 7-Year withdrawal charge schedule are shown in a table in the “Fee Table and Examples” above.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.
We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see “Fee Table and Examples”), and then adding the total withdrawal charges.
For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the guarantee period accounts may also be subject to a market value adjustment (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request.
The amount of purchase payments withdrawn is calculated using a prorated formula based on the percentage of contract value being withdrawn. As a result, the amount of purchase payments withdrawn may be greater than the amount of contract value withdrawn.
For an example, see “Charges and Adjustments – Adjustments – Market Value Adjustments”.

26 Evergreen New Solutions Select Variable Annuity — Prospectus

Waiver of withdrawal charges
We do not assess withdrawal charges for:
•
withdrawals of any contract earnings;
•
withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;
•
if you elected the Guarantor Withdrawal Benefit rider, your contract’s Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;
•
required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which withdrawal charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;
•
contracts settled using an annuity payout plan (Exception: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge. )
•
withdrawals made as a result of one of the “Contingent events”* described below to the extent permitted by state law; and
•
death benefits*.
*
However, we will reverse purchase payment credits credited within 12 months of a withdrawal under this provision. (See “Buying Your Contract — Purchase Payment Credits.”)
Contingent events
•
Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.
•
To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician’s statement. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.
Liquidation charge under Annuity Payout Plan E – Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to withdraw those payments. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The liquidation charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate.
Fixed Payouts: Withdrawal charge for Fixed Annuity Payout Plan E – Payouts for a specified period: If you are receiving annuity payments under this annuity payout plan, you can choose to take a withdrawal and a withdrawal charge may apply.
A withdrawal charge will be assessed against the present value of any remaining guaranteed payouts withdrawn. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) the annual effective interest rate and periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you have withdrawn, the present value determined will be multiplied by the withdrawal charge percentage in the table below and deducted from the present value to determine the net present value you will receive.
Number of Completed Years Since Annuitization	Withdrawal charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit withdrawals in the first year after annuitization.

Evergreen New Solutions Select Variable Annuity — Prospectus 27

We will provide a quoted present value (which includes the deduction of any withdrawal charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following withdrawal will be reduced to zero.
Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.
Annual Contract Expenses
Base Contract Expenses
Base Contract Expenses consist of the contract administrative charge and mortality and expense risk fee.
Contract Administrative Charge
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.
We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.
If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.
Variable Account Administrative Charge
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.
Mortality and Expense Risk Fee
We charge these fees daily to the subaccounts as a percentage of the daily contract value in the variable account. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. The fees listed below are the current fees and they cannot be changed.
The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.
Seven-year withdrawal charge schedule	Qualified annuities	Nonqualified annuities
ROP Death Benefit	1.00%	1.15%
MAV Death Benefit	1.20	1.35
5% Accumulation Death Benefit	1.35	1.50
Enhanced Death Benefit	1.40	1.55

Five-year withdrawal schedule	Qualified annuities	Nonqualified annuities
ROP Death Benefit	1.20	1.35
MAV Death Benefit	1.40	1.55
5% Accumulation Death Benefit	1.55	1.70
Enhanced Death Benefit	1.60	1.75
Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.
Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

28 Evergreen New Solutions Select Variable Annuity — Prospectus

The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•
first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
•
then, if necessary, the funds redeem shares to cover any remaining fees payable.
We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.
Adjustments
Market Value Adjustments
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period. At all other times, and unless one of the exceptions described below applies, we will apply an MVA if you make certain transactions while you have contract value invested in a GPA. The following transactions when applied to a GPA, which we refer to as "early withdrawals," are subject to an MVA when they occur more than 30 days prior to the end of the guarantee period, unless an exception applies: (i) withdrawals (including full and partial withdrawals, systematic withdrawals, and required minimum distributions), (ii) transfers, and (iii) annuitization. We will not apply a negative MVA to the payment of the death benefit. An MVA may increase the death benefit but will not decrease it.
No MVA will apply to:
•
transfers from a one-year GPA occurring under an automated dollar-cost averaging program or interest sweep strategy;
•
automatic rebalancing under any PN program model portfolio we offer which contains one or more GPAs. However, an MVA will apply if you transfer to a new PN program investment option;
•
amounts applied to an annuity payout plan while a PN program model portfolio containing one or more GPAs is in effect; and
•
amounts withdrawn for fees and charges.
The application of an MVA may result in either a gain or loss. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. Under certain death benefits, the value of the death benefit is reduced proportionally when you take a partial withdrawal based on the percentage of contract value that is withdrawn. If you request a partial withdrawal from the GPAs that will give you the net amount you requested after we apply any applicable MVA and withdrawal charge, the MVA could increase or decrease the percentage of contract value that is withdrawn. In these circumstances, a negative MVA would increase the impact of a partial withdrawal on the value of the death benefit.
When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The MVA is sensitive to changes in current interest rates. The MVA, which can be zero, positive or negative, reflects the relationship between the guaranteed interest rate that applies to the GPA from which you are taking an early withdrawal and the interest rate we are then currently crediting on new GPAs that mature at the same time. The magnitude of any applicable MVA will depend on the difference in these current guaranteed interest rates at the time of the early withdrawal corresponding to the time remaining in your guarantee period and your guaranteed interest rate. If interest rates have increased, the MVA will generally be negative and the early withdrawal amount will be less; if interest rates have decreased, the MVA will generally be positive and the early withdrawal amount will be increased. This is summarized in the following table:
If your GPA rate is:	The MVA is:
Less than the new GPA rate + 0.10%	Negative
Equal to the new GPA rate + 0.10%	Zero
Greater than the new GPA rate + 0.10%	Positive

The precise MVA formula we apply is as follows:
Early withdrawal amount	×	[	(1 + i	)	(n/12)	–1	]	=	MVA
1 + j + .001

Where i	=	rate earned in the GPA from which amounts are being transferred or withdrawn.
j	=	current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).
n	=	number of months remaining in the current Guarantee Period (rounded up to the next month).

Evergreen New Solutions Select Variable Annuity — Prospectus 29

Withdrawal charges and other charges applicable to your contract and optional benefit riders you have elected may also apply to an early withdrawal. As noted above, we do not apply MVAs to the amounts we deduct for fees and charges, including withdrawal charges. We will deduct any applicable withdrawal charge from your early withdrawal after applying the MVA. Please note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.
Contact our Service Center at the number listed on the cover page of this prospectus for a quote of the impact an early withdrawal would have on your contract value. Values fluctuate daily and the actual MVA applied at the time an early withdrawal is processed may be more or less than the values quoted at the time of your call. Additional information about MVAs, including MVA examples, is located in the Statement of Additional Information (“SAI”).
The MVA is intended to protect us from losses on the investments we hold to support our guaranteed interest rates when we must pay out amounts that are removed from the GPAs early.
Optional Benefit Charges
Optional Living Benefit Charges
Accumulation Protector Benefit Rider Fee
We deduct an annual charge from your contract value on your contract anniversary for this optional benefit only if you select it. The charge is percentage of the greater of your contract value or the minimum contract accumulation value. See table below for the applicable percentage. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge.
The Accumulation Protector Benefit rider fee will not exceed a maximum of 1.75%.
We may increase the rider fee at our discretion and on a nondiscriminatory basis.
We will not change the Accumulation Protector Benefit rider fee in effect on your contract after the rider effective date unless:
(a)
you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or
(b)
you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee.
We exercised our right to increase the rider fee upon elective step up or elective spousal continuation step up and vary the fee depending on whether your contract value is invested in one of the Portfolio Navigator or Portfolio Stabilizer funds at the time of the elective step up or spousal continuation step up. You will pay the fee that is in effect on the valuation date we receive your written request to step up. Currently, we waive our right to increase the fee for investment option changes. There is no assurance that we will not exercise our right in the future.
If you request an elective step up or the elective spousal continuation step up, the fee that will apply to your rider will correspond to the fund in which you are invested at that time, as shown in the table below.
Accumulation Protector Benefit® rider fee	Maximum annual rider fee	Initial annual rider fee and annual rider fee for elective step-ups before 04/29/2013
	1.75%	0.55%
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)
Current annual rider fees for elective step-up (including elective spousal continuation step-up) requests on/after 04/29/2013 are shown in the table below.
Elective step up date:	If invested in Portfolio Navigator fund at the time of step-up:	If invested in Portfolio Stabilizer fund at the time of step-up:
04/29/2013 – 11/17/2013	1.75%	n/a
11/18/2013 – 10/17/2014	1.75%	1.30%

30 Evergreen New Solutions Select Variable Annuity — Prospectus

Elective step up date:	If invested in Portfolio Navigator fund at the time of step-up:	If invested in Portfolio Stabilizer fund at the time of step-up:
10/18/2014 – 06/30/2016	1.60%	1.00%
07/01/2016 – 10/15/2018	1.75%	1.30%
10/16/2018 – 12/29/2019	1.40%	1.00%
12/30/2019 – 07/20/2020	1.55%	1.15%
07/21/2020 and later	1.75%	1.75%
If your annual rider fee changes during the contract year, on the next contract anniversary we will calculate an average rider fee that reflects the various fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.
Subject to the terms of your contract, we reserve the right to further increase the rider fees to the maximum limit provided by your rider and to vary the rider fees based on the fund you select.
The automatic step up option available under your rider will not impact your rider fee.
Please see the “Optional Living Benefits — Accumulation Protector Benefit Rider” section for a full description and rules applicable to elective and automatic step up options under your rider.
The charge does not apply after annuity payouts begin.
Guarantor Withdrawal Benefit Rider Fee
This fee information applies to both Rider A and Rider B unless otherwise noted.
We deduct an annual charge based on contract value for this optional feature only if you select it. The initial fee is 0.55%. We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.
The Guarantor Withdrawal Benefit rider fee will not exceed a maximum charge of 1.50%.
We may increase the rider fee at our discretion and on a nondiscriminatory basis.
We will not change the Guarantor Withdrawal Benefit rider fee in effect on your contract after the rider effective date unless:
(a)
you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or
(b)
you elect to change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.
Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested.
Beginning Dec. 18, 2013, if you:
•
request an elective step up or the elective spousal continuation step up, or
•
move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to, the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.
If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.
Fund name	Maximum annual rider fee	Current annual rider fee as of 12/18/13
Portfolio Stabilizer funds	1.50%	0.55%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	1.50%	0.70%

Evergreen New Solutions Select Variable Annuity — Prospectus 31

Fund name	Maximum annual rider fee	Current annual rider fee as of 12/18/13
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	1.50%	0.70%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	1.50%	0.85%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.50%	1.00%
On your next contract anniversary after, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:
1.
Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.
2.
Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.
3.
Do not elect a step up, if eligible. You will not lock in contract gains, but your rider fee will stay the same.
For the enhanced rider, if during the 30 days following your contract anniversary, your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, when contract value is transferred:
1.
to a Portfolio Stabilizer fund;
2.
to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or
3.
to a more aggressive Portfolio Navigator fund.
For original riders, you must always elect to step up your rider values. The step up and lock in of any contract gains will occur as of the date of the transfer described above.
Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.
We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. For original riders or enhanced riders subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election if eligible. You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. For enhanced riders and original riders with an application signed date on or after 4/29/2005, if approved in your state, the step up and new fee will be effective on the date we receive your request for the step up (Step up date). For original riders with an application signed date before 4/29/2005, the step up will be effective as of your contract anniversary and the fee for your rider will be the fee that was in effect for your current fund on the anniversary.
For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:
1.
the duration of your window is determined on a calendar day basis;
2.
under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and
3.
if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.
Under the enhanced rider, each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.
Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.
Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.
If you choose the annual or spousal continuation elective step up or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the effective date of your step up or investment option change. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.

32 Evergreen New Solutions Select Variable Annuity — Prospectus

The charge does not apply after annuity payouts begin.
For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix F.
Income Assurer Benefit Rider Fee
We deduct a charge for this optional feature only if you selected it. We determine the charge by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see “Optional Benefits – Income Assurer Benefit Riders”) and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:
	Maximum	Current
Income Assurer Benefit – MAV	1.50%	0.30%(1)
Income Assurer Benefit – 5% Accumulation Benefit Base	1.75	0.60 (1)
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base	2.00	0.65 (1)
(1)
For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit – MAV – 0.55%, Income Assurer Benefit – 5% Accumulation Benefit Base – 0.70%; and Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base – 0.75%.
We deduct the charge from the contract value on your contract anniversary. We prorate this charge among the GPAs , the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.
Currently the Income Assurer Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to increase this fee and/or vary the rider fee for each PN program investment option but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit charge after the rider effective date, unless you change your PN program investment option after we have exercised our rights to increase the fee and/or charge a separate fee for each PN program investment option. If you choose to change your PN program investment option after we have exercised our rights to increase the rider fee, you will pay the fee that is in effect on the valuation date we receive your written request to change your PN program investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
For an example of how each Income Assurer Benefit rider fee is calculated, see Appendix I.
Optional Death Benefit Charges
Benefit Protector Death Benefit Rider Fee
We deduct a charge for the optional feature only if you select it. The current annual fee is 0.25% of your contract value on each contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the charge from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the charge. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.
Benefit Protector Plus Death Benefit Rider Fee
We charge a fee for the optional feature only if you select it. The current annual fee is 0.40% of your contract value on each contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

Evergreen New Solutions Select Variable Annuity — Prospectus 33

Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds.
Premium Taxes
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.
Valuing Your Investment
We value your accounts as follows:
GPAs and One-Year Fixed Account
We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:
•
the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs to the one-year fixed account);
•
plus any purchase payment credits allocated to the GPAs and one-year fixed account;
•
plus interest credited;
•
minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;
•
minus any prorated portion of the contract administrative charge; and
•
minus the prorated portion of the fee for any of the following optional benefits you have selected:
–
Accumulation Protector Benefit rider;
–
Guarantor Withdrawal Benefit rider;
–
Income Assurer Benefit rider;
–
Benefit Protector rider; or
–
Benefit Protector Plus rider.
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).
The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.
Here is how we calculate accumulation unit values:
Number of units: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.
Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•
adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
•
dividing that sum by the previous adjusted net asset value per share; and
•
subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

34 Evergreen New Solutions Select Variable Annuity — Prospectus

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.
Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value.
The number of accumulation units you own may fluctuate due to:
•
additional purchase payments you allocate to the subaccounts;
•
transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);
•
partial withdrawals;
•
withdrawal charges;
and the deduction of a prorated portion of:
•
the contract administrative charge; and
•
the fee for any of the following optional benefits you have selected:
–
Accumulation Protector Benefit rider;
–
Guarantor Withdrawal Benefit rider;
–
Income Assurer Benefit rider;
–
Benefit Protector rider; or
–
Benefit Protector Plus rider.
Accumulation unit values will fluctuate due to:
•
changes in fund net asset value;
•
fund dividends distributed to the subaccounts;
•
fund capital gains or losses;
•
fund operating expenses; and
•
mortality and expense risk fee and the variable account administrative charge.
Making the Most of Your Contract
Automated Dollar-Cost Averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year GPA or one-year fixed account to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year GPA or one-year fixed account into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year GPA or one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

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How dollar-cost averaging works
By investing an equal number of dollars each month		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		Jun	100	18	5.56
		Jul	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.
Dollar-cost averaging as described in this section is not available when the PN program is in effect.
Dollar-cost averaging as described in this section is not available when the PN program is in effect. (see “Portfolio Navigator Program and Portfolio Stabilizer Funds” below).
Asset Rebalancing
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.
Different rules apply to asset rebalancing under the PN program (see “Portfolio Navigator Program and Portfolio Stabilizer Funds” below).
Asset Allocation Program
For contracts with applications signed before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the PN program under the terms of the rider.
This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.
Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.
Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed

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account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.
Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:
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no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and
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no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see “Charges and Adjustments – Adjustments – Market Value Adjustments”).
Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.
If permitted under applicable securities law, we reserve the right to:
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reallocate your current model portfolio to an updated version of your current model portfolio; or
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substitute a fund of funds for your current model portfolio.
We also reserve the right to discontinue the asset allocation program. We will give you 30 days’ written notice of any such change.
If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.
Required Use of Asset Allocation Program with Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider
If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you may not discontinue your participation in the asset allocation program unless permitted by the terms of the rider as summarized below:
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Accumulation Protector Benefit rider: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period as does the requirement that you participate in the asset allocation program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. Therefore, you should not select the Accumulation Protector Benefit rider if you do not intend to continue participating in one of the model portfolios until the end of the waiting period.
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Guarantor Withdrawal Benefit rider: Because the Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. Therefore, you should not select the Guarantor Withdrawal Benefit rider if you do not intend to continue participating in one of the model portfolios for the life of the contract.
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Income Assurer Benefit rider: You can terminate the Income Assurer Benefit rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit rider is in effect, your contract value must be invested in one of the model portfolios. Therefore, you should not select the Income Assurer Benefit rider if you do not intend to continue participating in one of the model portfolios during the period of time the Income Assurer Benefit rider is in effect.
Portfolio Navigator Program (PN program) and Portfolio Stabilizer Funds
PN Program. You are required to participate in the PN program if your contract includes optional living benefit riders. Under the PN program, your contract value is allocated to a PN program investment. The PN program investment options are currently five funds of funds, each of which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds’ investment objective (“Portfolio Navigator funds”). The PN program is available for both nonqualified and qualified annuities.

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The Portfolio Navigator funds. We offer the following Portfolio Navigator funds:
1.
Variable Portfolio – Aggressive Portfolio
2.
Variable Portfolio – Moderately Aggressive Portfolio
3.
Variable Portfolio – Moderate Portfolio
4.
Variable Portfolio – Moderately Conservative Portfolio
5.
Variable Portfolio – Conservative Portfolio
Each Portfolio Navigator fund is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk, which it seeks to achieve by investing in various underlying funds.
For additional information about the Portfolio Navigator funds’ investment strategies, see the Funds’ prospectus.
If your contract does not include one of the living benefit riders, you may not participate in the PN program, but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds.
Beginning November 18, 2013, if you have selected Guarantor Withdrawal Benefit rider or Accumulation Protector Benefit rider, as an alternative to the Portfolio Navigator funds in the PN program, we have made available to you four new funds, known as Portfolio Stabilizer funds.
The Portfolio Stabilizer funds. The following Portfolio Stabilizer funds currently available are:
1.
Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
2.
Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
3.
Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
4.
Variable Portfolio – Managed Volatility Growth Fund (Class 2)
Each Portfolio Stabilizer fund has an investment objective of pursuing total return while seeking to manage the Fund’s exposure to equity market volatility.
For additional information about the Portfolio Stabilizer funds’ investment strategies, see the Funds’ prospectuses.
You may choose to remain invested in your current Portfolio Navigator fund, move to a different Portfolio Navigator fund, or move to a Portfolio Stabilizer fund. Your decision should be made based on your own individual investment objectives and financial situation and in consultation with your investment professional.
Please note that if you are currently invested in a Portfolio Navigator fund as part of the PN program and choose to reallocate your contract value to a Portfolio Stabilizer fund, you will no longer have access to any of the Portfolio Navigator funds, but you may change to any one of the other Portfolio Stabilizer funds, subject to the transfer limits applicable to your rider.
If your contract does not include the living benefit riders, you may not participate in the PN program; but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds. You should review any PN program, Portfolio Navigator funds and Portfolio Stabilizer funds information, including the funds’ prospectus, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program, Portfolio Navigator funds and Portfolio Stabilizer funds.
The PN program static model portfolios. If you have chosen to remain invested in a “static” PN program model portfolio investment option, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any updates to the model portfolio or reallocation recommendations. (The last such reallocation recommendation was provided in 2009.) Each model portfolio consists of underlying funds and/or any GPAs (if included) according to the allocation percentages stated for the model portfolio. If you are participating in the PN program through a model portfolio, you instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.
Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:
•
no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a fund of funds);
•
no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See “Charges and Adjustments – Adjustments – Market Value Adjustments”).
If you choose to remain in a static model portfolio, the investments and investment styles and policies of the underlying funds in which your contract value is invested may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs, even though your allocations to underlying funds do not change. Furthermore, the absence of periodic updating means that existing underlying funds will not be replaced as may be appropriate due to

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poor performance, changes in management personnel, liquidation, merger or other factors. Your investment professional can help you determine whether your continued investment in a static model portfolio is appropriate for you.
Investing in the Portfolio Stabilizer funds, the Portfolio Navigator funds and PN program static model portfolios (the Funds). You are responsible for determining which investment option is best for you. Currently, the PN program includes five Portfolio Navigator funds (and under the previous PN program, five static model portfolios investment options), with risk profiles ranging from conservative to aggressive in relation to one another. There are four Portfolio Stabilizer funds currently available. If your contract includes a living benefit rider you may not use more than one Portfolio Stabilizer or Portfolio Navigator fund at a time. Your investment professional can help you determine which investment option most closely matches your investing style, based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. There is no guarantee that the investment option you select is appropriate for you based on your investment objectives and/or risk profile. We and Columbia Management are not responsible for your decision to select a certain investment option or your decision to transfer to a different investment option.
If you initially allocate qualifying purchase payments to the one-year fixed account when available (see “One-Year Fixed Account”), and you are invested in one of the Portfolio Stabilizer or Portfolio Navigator funds, we will make monthly transfers in accordance with your instructions from the One-year fixed account into the investment option or model portfolio you have chosen.
Before you decide to transfer contract value to one of the Portfolio Stabilizer funds, you and your investment professional should carefully consider the following:
•
Whether the Portfolio Stabilizer fund meets your personal investment objectives and/or risk tolerance.
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Whether you would like to continue to invest in a Portfolio Navigator fund. If you decide to transfer your contract value to a Portfolio Stabilizer fund, you permanently lose your ability to invest in any of the Portfolio Navigator funds if you have a living benefit rider. If you decide to no longer invest your contract value in the Portfolio Stabilizer funds, your only option will be to terminate your contract by requesting a full surrender. Withdrawal charges and tax penalties may apply.
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Whether the total expenses associated with an investment in a Portfolio Stabilizer fund is appropriate for you. For total expenses associated with the rider, you should consider not only the variation of the rider fee, but also the variation in fees among the various funds. You should also consider your overall investment objective, as well as how total fees and your selected fund’s investment objective may impact the amount of any step up opportunities in the future.
You may request a change to your Fund selection (or a transfer from your PN program static model portfolio to either a Portfolio Navigator fund or a Portfolio Stabilizer fund) up to two times per contract year by written request on an authorized form or by another method agreed to by us. If you make such a change, we may charge you a higher fee for your rider. However, an initial transfer from a Portfolio Navigator fund to a Portfolio Stabilizer fund will not count toward the limit of two transfers per year.
Substitution and modification. We reserve the right to add, remove or substitute Funds. We also reserve the right, upon notification to you, to close or restrict any Fund. Any change will apply to current allocations and/or to future payments and transfers. If your living benefit rider is terminated, you may remain invested in the Portfolio Stabilizer funds, but you will not be allowed to allocate future purchase payments or make transfers to these funds. Any substitution of Funds may be subject to SEC or state insurance departments approval.
We reserve the right to change the terms and conditions of the PN program or to change the availability of the investment options upon written notice to you. This includes but is not limited to the right to:
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limit your choice of investment options based on the amount of your initial purchase payment;
•
cancel required participation in the program after 30 days written notice;
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substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and
•
discontinue the PN program after 30 days written notice.
Risks and conflicts of interests associated with the Funds. An investment in a Fund involves risk. Principal risks associated with an investment in a Fund may be found in the relevant Fund’s prospectus. There is no assurance that the Funds will achieve their respective investment objectives. In addition, there is no guarantee that the Fund’s strategy will have its intended effect or that it will work as effectively as is intended.
Investing in a Portfolio Navigator fund, Portfolio Stabilizer fund or PN program static model portfolio does not guarantee that your contract will increase in value nor will it protect in a decline in value if market prices fall. Depending on future market conditions and considering only the potential return on your investment in the Fund, you might benefit (or benefit more) from selecting alternative investment options.

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For more information and a list of the risks associated with investing in the Funds, including volatility and volatility management risk associated with Portfolio Stabilizer funds, please consult the applicable Funds’ prospectuses and “The Variable Account and the Funds – Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Conflicts of interest. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions.
For additional information regarding the conflicts of interest to which Columbia Management may be subject, see the Funds’ prospectuses and “The Variable Account and the Funds – Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Living benefits requiring participation in the PN program or investing in the Portfolio Stabilizer funds:
•
Accumulation Protector Benefit rider: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds. For contracts with applications signed on or after Jan. 26, 2009, you cannot select the Portfolio Navigator Aggressive investment option, or transfer to the Portfolio Navigator Aggressive investment option while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply.
•
Guarantor Withdrawal Benefit rider: The Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the PN program investment options or in one of the Portfolio Stabilizer funds, for the life of the contract and because you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds. Withdrawal charges and tax penalties may apply.
Living benefit requiring participation in the PN program:
•
Income Assurer Benefit rider: The Income Assurer Benefit rider requires that your contract value be invested in one of the PN program investment options for the life of the contract. You can terminate the Income Assurer Benefit rider during the 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times you cannot terminate the Income Assurer Benefit rider once you have selected it and you must terminate your contract by requesting a full withdrawal if you do not want to invest in any of the PN program investment options. Withdrawal charges and tax penalties may apply.
Transferring Among Accounts
The transfer rights discussed in this section do not apply if you have selected one of the optional living benefit riders.
You may transfer contract value from any one subaccount, GPAs, the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.
The date your request to transfer will be processed depends on when and how we receive it:
For transfer requests received in writing:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
For transfer requests received by phone:
•
If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•
If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

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There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.
We may suspend or modify transfer privileges at any time.
For information on transfers after annuity payouts begin, see “Transfer Policies” below.
Transfer Policies
•
Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to further limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.
•
You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the one-year fixed account. You should carefully consider whether the one-year fixed account meets your investment criteria before you invest. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.
•
You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see “Charges and Adjustments – Adjustments – Market Value Adjustment”).
•
If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.
•
If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.
•
Once annuity payouts begin, you may not make any transfers to the GPAs or the one-year fixed account.
Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•
diluting the value of an investment in an underlying fund in which a subaccount invests;
•
increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,
•
preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.

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Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90-day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.
If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
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requiring transfer requests to be submitted only by first-class U.S. mail;
•
not accepting hand-delivered transfer requests or requests made by overnight mail;
•
not accepting telephone or electronic transfer requests;
•
requiring a minimum time period between each transfer;
•
not accepting transfer requests of an agent acting under power of attorney;
•
limiting the dollar amount that you may transfer at any one time;
•
suspending the transfer privilege; or
•
modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier, and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•
Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•
Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee

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that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•
Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•
Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.
How to Request a Transfer or Withdrawal

1 By automated transfers and automated partial withdrawals
Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.
You can start or stop this service by written request or other method acceptable to us.
You must allow 30 days for us to change any instructions that are currently in place.
•
Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.
•
Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.
•
Automated withdrawals may be restricted by applicable law under some contracts.
•
You may not make systematic purchase payments if automated partial withdrawals are in effect.
•
If the PN program is in effect, you are not allowed to set up automated transfers (see “Making the Most of Your Contract — Automated Dollar-Cost Averaging” and “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”).
•
Automated partial withdrawals may result in income taxes and penalties on all or part of the amount withdrawn.

Minimum amount
Transfers or withdrawals:	$100 monthly
$250 quarterly, semiannually or annually

2 By phone
Call:
1-800-333-3437
Minimum amount
Transfers or withdrawals:	$500 or entire account balance
Maximum amount
Transfers:	Contract value or entire account balance
Withdrawals:	$100,000
We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Evergreen New Solutions Select Variable Annuity — Prospectus 43

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

3 By letter
Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our Service Center:
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
Minimum amount
Transfers or withdrawals:	$500 or entire account balance

Maximum amount
Transfers or withdrawals:	Contract value or entire account balance
*
Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
Withdrawals
You may withdraw all or part of your contract at any time before the retirement date by sending us a written request or calling us.
The date your withdrawal request will be processed depends on when and how we receive it:
For withdrawal requests received in writing:
•
If we receive your withdrawal request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request.
•
If we receive your withdrawal request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request.
For withdrawal requests received by phone:
•
If we receive your withdrawal request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request.
•
If we receive your withdrawal request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request.
We may ask you to return the contract. You may have to pay a contract administrative charge, withdrawal charges or any applicable optional rider charges (see “Charges and Adjustments”), federal income taxes and penalties. State and local income taxes may also apply (see “Taxes”). In addition, purchase payment credits may be reversed. You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor Withdrawal Benefit rider, your benefits under the rider may be reduced (see “Optional Benefits”). Any partial withdrawal request that exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the withdrawal on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.
In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes – Qualified Annuities – Required Minimum Distributions”).

44 Evergreen New Solutions Select Variable Annuity — Prospectus

Withdrawal Policies
If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in each subaccount , one-year fixed account or GPA must be either zero or at least $50.
Receiving Payment

1 By electronic payment
•
request that payment be sent electronically to your bank payable to you;
•
pre-authorization required.

2 By regular or express mail
•
payable to you;
•
mailed to address of record.
NOTE: We will charge you a fee if you request express mail delivery.
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.
Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
–
the NYSE is closed, except for normal holiday and weekend closings;
–
trading on the NYSE is restricted, according to SEC rules;
–
an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
–
the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total withdrawal amount until cleared from the originating financial institution.
TSA – Special Provisions
Participants in Tax-Sheltered Annuities
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.
In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.
The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.
The Code imposes certain restrictions on your right to receive early distributions from a TSA:
•
Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
–
you are at least age 59½;

Evergreen New Solutions Select Variable Annuity — Prospectus 45

–
you are disabled as defined in the Code;
–
you severed employment with the employer who purchased the contract;
–
the distribution is because of your death;
– you are terminally ill as defined in the Code;
– you are adopting or are having a baby;
– you are supplying Personal or Family Emergency Expense;
– you are a Domestic Abuse Victim;
– you are in need to cover Expenses and losses on account of a FEMA declared disaster;
–
the distribution is due to plan termination; or
–
you are a qualifying military reservist.
•
If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.
•
Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”).
•
The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.
Changing Ownership
You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our Service Center. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.
If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)
If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.
Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.
If you have an Income Assurer Benefit and/or Benefit Protector Plus rider, the rider will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector is optional. (See “Optional Benefits.”)

46 Evergreen New Solutions Select Variable Annuity — Prospectus

Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Standard Benefits
Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount among the subaccounts or from the one-year fixed account to one or more eligible subaccounts	N/A	N/A	•Automated transfers not available for GPA terms of 2 or more years •Not available when the PN program is in effect
Asset Rebalancing	Allows you to have your investments periodically rebalanced among the subaccounts to your pre-selected percentages	N/A	N/A
•You must have $2,000 in Contract
Value to participate.
•We require 30 days notice for you to
change or cancel the program
•You can request rebalancing to be
done either quarterly, semiannually
or annually

Automated Partial Surrenders/ Systematic Withdrawals	Allows automated partial surrenders from the contract	N/A	N/A
•Additional systematic payments are
not allowed with automated partial
surrenders
•For contracts with a Guarantor
Withdrawal Benefit rider, you may
set up automated partial
surrenders up to the benefit
available for withdrawals under the
rider
•May result in income taxes and IRS
penalty on all or a portion of the
amounts surrendered

Nursing Home or Hospital Confinement	Allows you to withdraw Contract Value without a surrender charge	N/A	N/A
•You must be confined to a hospital
or nursing home for the prior
60 days
•You must be under age 76 on the
contract issue date and
confinement must start after the
contract issue date
•Must receive your surrender request
no later than 91 days after your
release from the hospital or nursing
home
•Amount withdrawn must be paid
directly to you
•Contract Value is reduced by any
purchase payment credits credited
within 12 months of a withdrawal.

Terminal Illness	Allows you to withdraw Contract Value without a surrender charge	N/A	N/A
•Terminal Illness diagnosis must
occur in after the first contract year
•Must be terminally ill and not
expected to live more than 12
months from the date of the
licensed physician statement
•Must provide us with a licensed
physician’s statement containing

Evergreen New Solutions Select Variable Annuity — Prospectus 47

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations

the terminal illness diagnosis and
the date the terminal illness was
initially diagnosed
•Amount withdrawn must be paid
directly to you
•Contract Value is reduced by any
purchase payment credits credited
within 12 months of a withdrawal.

ROP Death Benefit
Provides a death
benefit equal to the
greatest of these
values minus any
purchase payment
credits subject to
reversal and any
applicable rider
charges:Contract Value
or the total purchase
payments and any
purchase payment
credits applied to the
contract minus
adjusted partial
surrenders
		Seven-year surrender charge schedule - Qualified contract 1.15% of contract value in the variable account - Nonqualified contract 1.30% of contract value in the variable account	Seven-year surrender charge schedule - Qualified contract 1.15% - Nonqualified contract 1.30%
•Must be elected at contract issue
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals, and such reductions
could be significant
•Annuitizing the Contract terminates
the benefit
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

		Five-year surrender charge schedule - Qualified contract 1.35% of contract value in the variable account - Nonqualified contract 1.50% of contract value in the variable account	Five-year surrender charge schedule - Qualified contract 1.35% - Nonqualified contract 1.50%

48 Evergreen New Solutions Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
MAV Death Benefit
Provides a death
benefit equal to the
greatest of these
values minus any
purchase payment
credits subject to
reversal and any
applicable rider
charges: Contract
Value, total purchase
payments and any
purchase payment
credits applied to the
contract minus
adjusted partial
surrenders, or the MAV
on the date of death

•Available for the Contract owners
age 79 and younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary on/after
your 81st birthday
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant.
•Annuitizing the Contract terminates
the benefit
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

		Seven-year surrender charge schedule - Qualified contract 1.35% of contract value in the variable account - Nonqualified contract 1.50% of contract value in the variable account	Seven-year surrender charge schedule - Qualified contract 1.35% - Nonqualified contract 1.50%
		Five-year surrender charge schedule - Qualified contract 1.55% of contract value in the variable account - Nonqualified contract 1.70% of contract value in the variable account	Five-year surrender charge schedule - Qualified contract 1.55% - Nonqualified contract 1.70%

Evergreen New Solutions Select Variable Annuity — Prospectus 49

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
5% Accumulation Death Benefit
Provides a death
benefit equal to the
greatest of these
values minus any
purchase payment
credits subject to
reversal and any
applicable rider
charges: Contract
Value, total purchase
payments and any
purchase payment
credits applied to the
contract minus
adjusted partial
withdrawals, or the 5%
variable account floor
		Seven-year surrender charge schedule - Qualified contract 1.50% of contract value in the variable account - Nonqualified contract 1.65% of contract value in the variable account	Seven-year surrender charge schedule - Qualified contract 1.50% - Nonqualified contract 1.65%
•Available to owners age 79 and
younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary on/after
your 81st birthday
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•Annuitizing the Contract terminates
the benefit
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

		Five-year surrender charge schedule - Qualified contract 1.70% of contract value in the variable account - Nonqualified contract 1.85% of contract value in the variable account	Five-year surrender charge schedule - Qualified contract 1.70% - Nonqualified contract 1.85%

50 Evergreen New Solutions Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Enhanced Death Benefit (EDB)
Provides a death
benefit equal to the
greatest of these
values minus any
purchase payment
credits subject to
reversal and any
applicable rider
charges: Contract
Value, total purchase
payments and any
purchase payment
credits applied to the
contract minus
adjusted partial
withdrawals, the MAV
on the date of death or
the 5% variable
account floor
		Seven-year surrender charge schedule - Qualified contract 1.55% of contract value in the variable account - Nonqualified contract 1.70% of contract value in the variable account	Seven-year surrender charge schedule - Qualified contract 1.55% - Nonqualified contract 1.70%
•Available to owners age 79 and
younger
•Must be elected at contract issue
•No longer eligible to increase on
any contract anniversary on/after
your 81st birthday
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•Annuitizing the Contract terminates
the benefit
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

		Five-year surrender charge schedule - Qualified contract 1.75% of contract value in the variable account - Nonqualified contract 1.90% of contract value in the variable account	Five-year surrender charge schedule - Qualified contract 1.75% - Nonqualified contract 1.90%
Optional Benefits
Benefit Protector Death Benefit	Provides an additional death benefit, based on a percentage of contract earnings, to help offset expenses after death such as funeral expenses or federal and state taxes	0.25% of contract value	0.25%
•Available to owners age 75 and
younger
•Must be elected at contract issue
•Not available with Benefit Protector
Plus, the 5% Accumulation Death
benefit or Enhanced Death Benefit
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•Annuitizing the Contract terminates
the benefit
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges

Benefit Protector Plus Death	Provides the benefits payable under the	0.40% of contract value	0.40%	•Available to owners age 75 and younger

Evergreen New Solutions Select Variable Annuity — Prospectus 51

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Benefit	Benefit Protector, plus a percentage of purchase payments made within 60 days of contract issue not previously surrendered
•Must be elected at contract issue
•Available only for transfers,
exchanges or rollovers
•Not available with Benefit Protector,
the 5% Accumulation Death benefit
or Enhanced Death Benefit
•For contract owners age 70 and
older, the benefit decreases from
40% to 15% of earnings
•Annuitizing the Contract terminates
the benefit
•The percentage of exchange
purchase payments varies by age
and is subject to a vesting schedule
•When we calculate this death
benefit, we do not consider
purchase payment credits as part
of your purchase payments
•Contract Value is reduced by any
purchase payment credits applied
within 12 months of death and any
applicable rider charges.

Guarantor Withdrawal Benefit Rider	Provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments.	1.50% of contract value	0.55% - 1.00% Varies by issue date, elective step up date and the fund selected
•Available to owners age 79 or
younger
•Must be elected at contract issue
•Not available under an inherited
qualified annuity
•Subject to Investment Allocation
restrictions
•Certain withdrawals could
significantly reduce the guaranteed
amounts under the rider and the
rider will terminate if the contract
value goes to zero due to an excess
withdrawal
•Limitations on additional purchase
payments
•If you take withdrawals during the
first 3-years the step ups will not be
allowed until the third anniversary

52 Evergreen New Solutions Select Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Income Assurer Benefit	Provides guaranteed minimum income through annuitization regardless of investment performance	Income Assurer Benefit – MAV 1.50% of the guaranteed income base	Income Assurer Benefit – MAV 0.30% or 0.55% Varies by issue date
•Available to owners age 75 or
younger
•Not available with any other living
benefit riders
•The rider has a 10 year Waiting
period
•Available as: Income Assurer
Benefit – MAV; Income Assurer
Benefit – 5% Accumulation Benefit
Base; and Income Assurer Benefit –
Greater of MAV or 5% Accumulation
Benefit Base

		Income Assurer Benefit – 5% Accumulation Benefit Base 1.75% of the guaranteed income base	Income Assurer Benefit – 5% Accumulation Benefit Base 0.60% or 0.70% Varies by issue date
		Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base 2.00% of the guaranteed income base	Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base 0.65% or 0.75% Varies by issue date
Accumulation Protector Benefit rider	Provides 100% of initial investment or 80% of highest contract anniversary value (adjusted for partial surrenders) at the end of 10 year waiting period, regardless of investment performance	1.75% of contract value or the Minimum Contract Accumulation Value	0.55% - 1.75% Varies by issue date, elective step up date and the fund selected
•Available to owners age 80 or
younger
•Must be elected at contract issue
•Withdrawals will proportionately
reduce the benefit, which means
your benefit could be reduced by
more than the dollar amount of your
withdrawals. Such reductions could
be significant
•The rider ends when the Waiting
Period expires
•Limitations on additional purchase
payments
•Subject to Investment Allocation
restrictions
•Elective Step ups restart the
Waiting Period

Benefits in Case of Death
There are four death benefit options under your contract if you die before the retirement start date while this contract is in force. You must select one of the following death benefits:
•
ROP Death Benefit;
•
MAV Death Benefit;
•
5% Accumulation Death Benefit;
•
Enhanced Death Benefit.
If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract

Evergreen New Solutions Select Variable Annuity — Prospectus 53

on your contract’s data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See “Charges and Adjustments – Annual Contract Expenses – Mortality and Expense Risk Fee.”)
Under each option, we will pay the death benefit, less any purchase payment credits subject to reversal, to your beneficiary upon the earlier of your death or the annuitant’s death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.
Here are some terms that are used to describe the death benefits:
Adjusted partial withdrawals (calculated for ROP and MAV Death Benefits)	=	PW × DB
CV

PW	=	the amount by which the contract value is reduced as a result of the partial withdrawal.
DB	=	the death benefit on the date of (but prior to) the partial withdrawal.
CV	=	contract value on the date of (but prior to) the partial withdrawal.
Maximum Anniversary Value (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:
(a)
current contract value; or
(b)
total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals.
Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.
5% Variable Account Floor: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:
•
the amounts allocated to the subaccounts at issue increased by 5%;
•
plus any subsequent amounts allocated to the subaccounts;
•
minus adjusted transfers and partial withdrawals from the subaccounts.
Thereafter, we continue to add subsequent purchase payments and any purchase payment credits allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary’s variable account floor. We stop adding this amount after you or the annuitant reach age 81.
5% rising floor adjusted transfers or partial withdrawals	=	PWT × VAF
SV

PWT	=	the amount by which the contract value in the subaccounts is reduced as a result of the partial withdrawal or transfer from the subaccounts.
VAF	=	variable account floor on the date of (but prior to) the transfer or partial withdrawal.
SV	=	value of the subaccounts on the date of (but prior to) the transfer of partial withdrawal.
The amount of purchase payments and any purchase payment credits withdrawn or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:
(a)
is the amount of purchase payments and any purchase payment credits in the account or subaccount on the date of but prior to the current withdrawal or transfer; and
(b)
is the ratio of the amount of contract value transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.
For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and any purchase payment credits allocated to the subaccounts that have not been withdrawn or transferred out of the subaccounts.
NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit® 5% variable account floor.

54 Evergreen New Solutions Select Variable Annuity — Prospectus

Return of Purchase Payments (ROP) Death Benefit
The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:
1.
contract value; or
2.
total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals.
The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.
If available in your state and both you and the annuitant are age 79 or younger at contract issue, you may select one of the death benefits described below at the time you purchase your contract. The death benefits do not provide any additional benefit before the first contract anniversary and may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not these death benefits are appropriate for your situation.
Maximum Anniversary Value (MAV) Death Benefit
The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:
1.
contract value;
2.
total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals; or
3.
the MAV on the date of death.
5% Accumulation Death Benefit
The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values, minus any applicable rider charges:
1.
contract value;
2.
total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals; or
3.
the 5% variable account floor.
Enhanced Death Benefit
The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values, minus any applicable rider charges:
1.
contract value;
2.
total purchase payments and any purchase payment credits applied to the contract minus adjusted partial withdrawals;
3.
the MAV on the date of death; or
4.
the 5% variable account floor.
For an example of how each death benefit is calculated, see Appendix D.
If You Die Before Your Retirement Date
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled. Death claim requirements generally include due proof of death and will be detailed in the claim materials we send upon notification of death.
Nonqualified annuities
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The Accumulation Protector Benefit and Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)

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If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•
the beneficiary elects in writing, and payouts begin no later than one year after your death, or other date as permitted by the IRS; and
•
the payout period does not extend beyond the beneficiary’s life or life expectancy.
Qualified annuities
The information below has been revised to reflect proposed regulations issued by the Internal Revenue Service that describe the requirements for required minimum distributions when a person or entity inherit assets held in an IRA, 403(b) or qualified retirement plan. This proposal is not final and may change. Contract owners are advised to work with a tax professional to understand their required minimum distribution obligations under the proposed regulations and federal law.  The proposed regulations can be found in the Federal Register, Vol. 87, No. 37, dated Thursday, February 24, 2022.
•
Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 73. If you attained age 73 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.
Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The Accumulation Protector Benefit and Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector rider is optional. (See “Optional Benefits.”)
•
Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs on or after Jan. 1, 2020, the beneficiary is required to withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death unless they qualify as an “eligible designated beneficiary.” Your beneficiary may be required to take distributions during the 10-year period if you died after your Required Beginning Date. Eligible designated beneficiaries may continue to take proceeds out over your life expectancy if you died prior to your Required Beginning Date or over the greater of your life expectancy or their life expectancy if you died after your Required Beginning Date. Eligible designated beneficiaries include the surviving spouse: the surviving spouse;
•
a lawful child of the owner under the age of 21 (remaining amount must be withdrawn by the earlier of the end of the year the minor turns 31 or end of the 10th year following the minor's death);disabled within the meaning of Code section 72(m)(7);
•
chronically ill within the meaning of Code section 7702B(c)(2);
•
any other person who is not more than 10 years younger than the owner.
However, non-natural beneficiaries, such as estates and charities, are subject to a five-year rule to distribute the IRA if you died prior to your Required Beginning Date.
We will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under a payout plan available under this contract and:
•
the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•
the payout period does not extend beyond December 31 of the 10th year following your death or the applicable life expectancy for an eligible designated beneficiary.
•
Spouse and Non-spouse beneficiary: If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or annuitize the contract to deplete it within 10 years of your beneficiary’s death
•
Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary may continue depending on the annuity payout plan you elect, subject to adjustment to comply with the IRS rules and regulations.
How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the contract’s maturity date (the latest day on which income payments may begin under the contract) or 2) the date the death benefit is due and payable. If a contract matures or we determine a death benefit is payable, we will use our best efforts to locate you or designated beneficiaries. If we are unable to locate you or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the

56 Evergreen New Solutions Select Variable Annuity — Prospectus

state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your address or beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.
For nonqualified deferred annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner.
Optional Benefits
The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.
Optional Living Benefits
Accumulation Protector Benefit Rider
The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:
On the benefit date, if:	Then your Accumulation Protector Benefit rider benefit is:
The Minimum Contract Accumulation Value (defined below) as determined under the Accumulation Protector Benefit rider is greater than your contract value,	The contract value is increased on the benefit date to equal the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the benefit date.
The contract value is equal to or greater than the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider,	Zero; in this case, the Accumulation Protector Benefit rider ends without value and no benefit is payable.
If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. Exception: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.
If this rider is available in your state, you may elect the Accumulation Protector Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it, except as described in the “Terminating the Rider” section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. After the waiting period, you have the following options:
•
Continue your contract;
•
Take partial withdrawals or make a full withdrawal; or
•
Annuitize your contract to create a guaranteed income stream.
The Accumulation Protector Benefit rider may not be purchased with the optional Guarantor Withdrawal Benefit or any Income Assurer Benefit rider.
The Accumulation Protector Benefit rider may not be available in all states.

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You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:
•
you must be invested in one of the approved investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, one-year fixed account (if included) and GPAs that are available under the contract to contract owners who do not elect this rider (See “Making the Most of Your Contract – Portfolio Navigator Program and Portfolio Stabilizer Funds”);
•
you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider;
•
if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Partial withdrawals, including those you take to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;
•
if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;
•
the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and
•
the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change your investment option to one that causes the Accumulation Protector Benefit rider charge to increase (see “Charges and Adjustments”).
Be sure to discuss with your investment professional whether an Accumulation Protector Benefit rider is appropriate for your situation.
Here are some general terms that are used to describe the operation of the Accumulation Protector Benefit:
Benefit Date: This is the first valuation date immediately following the expiration of the waiting period.
Minimum Contract Accumulation Value (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.
Adjustments for Partial Withdrawals: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:
(a)
is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and
(b)
is the MCAV on the date of (but immediately prior to) the partial withdrawal.
Waiting Period: The waiting period for the rider is 10 years.
We reserve the right to restart the waiting period on the latest contract anniversary if you change your investment option after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation investment option after we have exercised our rights to charge a separate charge for each investment option.
Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.
Automatic Step Up
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:
1.
80% of the contract value on the contract anniversary (after charges are deducted); or
2.
the MCAV immediately prior to the automatic step-up.
The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step-up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

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The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).
Elective Step Up Option
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step-up option. You may exercise this elective step-up option only once per contract year during this 30 day period. If your contract value (after charges are deducted) on the valuation date we receive your written request to step-up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.
We may increase the fee for your rider (see “Charges and Adjustments – Optional Benefit Charges – Optional Living Benefit Charges – Accumulation Protector Benefit Rider Fee”). The revised fee would apply to your rider if you exercise the annual elective step up, your MCAV is increased as a result, and the revised fee is higher than your annual rider fee before the elective step-up. Elective step-ups will also result in a restart of the waiting period as of the most recent contract anniversary.
The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step-up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.
The elective step-up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.
We have the right to restrict the elective step up option on inherited IRAs, but we currently allow them. Please consider carefully if an elective step up is appropriate if you own an inherited IRA because the elective step up will restart the waiting period and the required minimum distributions for an inherited IRA may significantly decrease the future benefit payable under this rider. We reserve the right to restrict the elective step-up option on inherited IRAs in the future.
The elective step-up option is not available if the benefit date would be after the retirement date (see “Buying Your Contract – The Retirement Date” section for retirement date options).
Spousal Continuation
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step-up. The spousal continuation elective step-up is in addition to the annual elective step-up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step-up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step-up. In addition, the waiting period will restart as of the most recent contract anniversary.
Terminating the Rider
The rider will terminate under the following conditions:
The rider will terminate before the benefit date without paying a benefit on the date:
•
you take a full withdrawal; or
•
annuitization begins; or
•
the contract terminates as a result of the death benefit being paid.
The rider will terminate on the benefit date.
For an example, see Appendix E.
Guarantor Withdrawal Benefit Rider
The Guarantor Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge if:
•
your contract application was signed on or after April 29, 2005(1),(2);
•
you and the annuitant are 79 or younger on the date the contract is issued.
(1)
The Guarantor Withdrawal Benefit rider is not available under an inherited qualified annuity.
(2)
In previous disclosures, we have referred to this rider as Rider A. We also offered an earlier version of this rider, previously referred to as Rider B. See Appendix F for information regarding Rider B which is no longer offered. See the rider attached to your contract for the actual terms of the benefit you purchased.

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You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.
We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.
The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP – the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.
If you withdraw an amount greater than the allowed amount in a contract year, we call this an “excess withdrawal” under the rider. If you make an excess withdrawal under the rider:
•
withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;
•
the guaranteed benefit amount will be adjusted as described below; and
•
the remaining benefit amount will be adjusted as described below.
For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). Market value adjustments, if applicable, will also be made (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefit (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Withdrawals”).
Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see “Elective Step Up” and “Annual Step Up” below), the special spousal continuation step up election (see “Spousal Continuation and Special Spousal Continuation Step Up” below) or change your investment option, the rider charge may change (see “Charges and Adjustments”).
You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•
Investment Allocation Restrictions: You must participate in the PN program if you purchase a contract on or after May 1, 2006 with this rider (see “Making the Most of Your Contract – Portfolio Navigator Program”). If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see “Making the Most of Your Contract – Asset Allocation Program”), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion in the future. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See “Making the Most of Your Contract – Asset Allocation Program and Portfolio Navigator Program and Portfolio Stabilizer Funds.”). You may make qualifying purchase payments and purchase payment credits to the DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen;

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•
Tax Considerations for Non-Qualified Annuities: Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59½ may also incur a 10% IRS early withdrawal penalty and may be considered taxable income;
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to modify our administrative practice and will give you 30 days’ written notice of any such change. See Appendix I for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes – Other – Spousal status” section of this prospectus.
•
Limitations on Tax-Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA – Special Provisions”). Therefore, the Guarantor Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;
•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions, which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract – Purchase Payments”.
•
Interaction with the Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see “Charges and Adjustments – Transaction Expenses– Withdrawal Charge”). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract’s TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.
The terms “Guaranteed Benefit Amount” and “Remaining Benefit Amount” are described below. Each is used in the operation of the GBP, the RBP, the elective step up, the annual step up, the special spousal continuation step up and the Guarantor Withdrawal Benefit annuity payout option.
Guaranteed Benefit Amount
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits,, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.
The GBA is determined at the following times:
•
At contract issue – the GBA is equal to the initial purchase payment, and purchase payment credits
•
When you make additional purchase payments – each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment and purchase payment credits. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;
•
At step up – (see “Elective Step Up” and “Annual Step Up” headings below).
•
When you make a partial withdrawal:
(a)
and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP – the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;
(b)
and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP – the following excess withdrawal processing will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

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(c)
under the original rider in a contract year after a step up but before the third contract anniversary – the following excess withdrawal processing will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;
GBA Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)
is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)
is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
Remaining Benefit Amount
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.
The RBA is determined at the following times:
•
At contract issue – the RBA is equal to the initial purchase payment plus any purchase payment credits;
•
When you make additional purchase payments – each additional purchase payment and purchase payment credits has its own RBA equal to the amount of the purchase payment plus any purchase payment credits. The total RBA when an additional purchase payment and purchase payment credits are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;
•
At step up – (see “Elective Step Up” and “Annual Step Up” headings below).
•
When you make a partial withdrawal:
(a)
and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP – the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;
(b)
and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP – the following excess withdrawal processing will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;
(c)
under the original rider after a step up but before the third contract anniversary – the following excess withdrawal processing will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups.
RBA Excess Withdrawal Processing
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.
If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment’s RBA in the following manner:
The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.
Guaranteed Benefit Payment
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary (see “Elective Step Up” above). The GBP is equal to 7% of the GBA.
Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted. The GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.
Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.
Remaining Benefit Payment
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

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Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment and purchase payment credits, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.
Each additional purchase payment has its own RBP established equal to that payment’s GBP. The total RBP is equal to the sum of the individual RBPs.
Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.
Elective Step Up (under the original rider only)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.
The elective step up is subject to the following rules:
•
If you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;
•
If you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;
•
If you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the “Guaranteed Benefit Amount” and “Remaining Benefit Amount” headings above; and
•
You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.
You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:
•
The effective date of the elective step up is the valuation date we receive your written request to step up.
•
The RBA will be increased to an amount equal to the contract value (after charges are deducted) on the valuation date we receive your written request to step up.
•
The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value (after charges are deducted) on the valuation date we receive your written request to step up.
•
The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.
•
The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.
You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.
Annual Step Up (under the enhanced rider only)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.
The annual step up is subject to the following rules:
•
The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.
•
If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.
•
If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.
•
Only one step up is allowed each contract year.

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•
If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;
•
You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.
The annual step up will be determined as follows:
•
The RBA will be increased to an amount equal to the contract value (after charges are deducted) on the step up date.
•
The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value (after charges are deducted) on the step up date.
•
The GBP will be calculated as described earlier, but based on the increased GBA and RBA.
•
The RBP will be reset as follows:
(a)
Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.
(b)
At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.
Spousal Continuation and Special Spousal Continuation Step Up
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.
A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse’s election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse’s written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.
It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days’ written notice of any such change.
At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.
Guaranteed Withdrawal Benefit Annuity Payout Option
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.
Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This annuity payout option may also be elected by the beneficiary of a contract as a settlement option if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.
If Contract Value Reduces to Zero
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:
•
you will be paid according to the annuity payout option described above;
•
we will no longer accept additional purchase payments;

64 Evergreen New Solutions Select Variable Annuity — Prospectus

•
you will no longer be charged for the rider;
•
any attached death benefit riders will terminate; and
•
the death benefit becomes the remaining payments under the annuity payout option described above.
If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.
For an example, see Appendix H.
Income Assurer Benefit Riders
The following three optional Income Assurer Benefit riders were available under your contract if you your contract application was signed prior to May 1, 2007. These riders are no longer available for purchase.
•
Income Assurer Benefit – MAV;
•
Income Assurer Benefit – 5% Accumulation Benefit Base; or
•
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.
The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.
The general information in this section applies to each Income Assurer Benefit rider. This section is followed by a description of each specific Income Assurer Benefit rider and how it is calculated.
You should consider whether an Income Assurer Benefit rider is appropriate for you because:
•
you must participate in the PN program if you purchase a contract on or after May 1, 2006 with this rider (see “Making the Most of Your Contract – Portfolio Navigator Program”). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see “Making the Most of Your Contract – Asset Allocation Program”), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The PN program and the asset allocation program limit your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider.
•
if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit is appropriate for you (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payouts available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit rider with a qualified annuity;
•
you must hold the Income Assurer Benefit for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;
•
the 10-year waiting period may be restarted if you elect to change the PN program investment option to one that causes the rider charge to increase (see “Charges and Adjustments – Optional Benefit Charges – Optional Living Benefit Charges – Income Assurer Benefit Rider Fee”);
•
the Income Assurer Benefit rider terminates* 30 days following the contract anniversary after the annuitant’s 86th birthday; and
•
you can only exercise the Income Assurer Benefit within 30 days after a contract anniversary following the expiration of the 10-year waiting period.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.

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If the Income Assurer Benefit rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit you select (see “Charges and Adjustments – Optional Benefit Charges – Optional Living Benefit Charges – Income Assurer Benefit Rider Fee”). The effective date of the rider will be the contract issue date. The Guarantor Withdrawal Benefit and the Accumulation Protector Benefit riders are not available with any Income Assurer Benefit rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your investment professional whether an Income Assurer Benefit rider is appropriate for your situation.
Here are some general terms that are used to describe the Income Assurer Benefit riders in the sections below:
Guaranteed Income Benefit Base: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.
Excluded Investment Options: These investment options are listed in your contract under contract data and will include the Columbia Variable Portfolio – Government Money Market Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders’ variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.
Excluded Payments: These are purchase payments and any purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.
Proportionate Adjustments for Partial Withdrawals: These are calculated as the product of (a) times (b) where:
(a)
is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior to) the partial withdrawal, and
(b)
is the benefit on the date of (but prior to) the partial withdrawal.
Protected Investment Options: All investment options available under this contract that are not defined as excluded investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit – 5% Accumulation Benefit Base and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base.
Waiting Period: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your PN program investment option to one that causes the rider charge to increase.
The following are general provisions that apply to each Income Assurer Benefit:
Exercising the Rider
Rider exercise conditions are:
•
you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the waiting period;
•
the annuitant on the retirement date must be between 50 to 86 years old; and
•
you can only take an annuity payment in one of the following annuity payout plans:

Plan A	—	Life Annuity – No Refund;
Plan B	—	Life Annuity with Ten or Twenty Years Certain;
Plan D	—	Joint and Last Survivor Life Annuity – No Refund;
	—	Joint and Last Survivor Life Annuity with Twenty Years Certain; or
Plan E	—	Twenty Years Certain.
After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.
If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an

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amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.
•
If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.
•
If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.
Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the “2000 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see “The Annuity Payout Period – Annuity Tables.”) Your annuity payouts remain fixed for the lifetime of the annuity payout period.
First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:
Pt-1 (1 + i)	=	Pt
1.05

Pt-1	=	prior annuity payout
Pt	=	current annuity payout
i	=	annualized subaccount performance
Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.
(1)
For all other contracts, the guaranteed annuity purchase rates are based on the “1983 Individual Annuitant Mortality Table A” with 100% Projection Scale G and a 2.0% interest rate.
Terminating the Rider
Rider termination conditions are:
•
you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;
•
you may terminate the rider any time after the expiration of the waiting period;
•
the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and
•
the rider will terminate* 30 days following the contract anniversary after the annuitant’s 86th birthday.
*
The rider and annual fee terminate 30 days following the contract anniversary after the annuitant’s 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.
You may select one of the Income Assurer Benefit riders described below:
Income Assurer Benefit – MAV
The guaranteed income benefit base for the Income Assurer Benefit – MAV is the greater of these three values:
1.
contract value; or
2.
the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or
3.
the maximum anniversary value.
Maximum Anniversary Value (MAV) – is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:
(a)
current contract value; or
(b)
total payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

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Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant’s 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.
If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:
1.
contract value less the market value adjusted excluded payments; or
2.
total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or
3.
the MAV, less market value adjusted excluded payments.
Market Value Adjusted Excluded Payments are calculated as the sum of each excluded purchase payment and purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.
Income Assurer Benefit – 5% Accumulation Benefit Base
The guaranteed income benefit base for the Income Assurer Benefit – 5% Accumulation Benefit Base is the greater of these three values:
1.
contract value; or
2.
the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or
3.
the 5% variable account floor.
5% Variable Account Floor – is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.
The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:
•
the total purchase payments and purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus
•
an amount equal to 5% of your initial purchase payment and purchase payment credit allocated to the protected investment options.
On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant’s 81st birthday, we increase the variable account floor by adding the amount (“roll-up amount”) equal to 5% of the prior contract anniversary’s variable account floor.
The amount of purchase payment and purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:
(a)
is the amount of purchase payment and purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and
(b)
is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.
The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant’s 81st birthday is zero.
Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

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If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:
(a)
is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and
(b)
is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and
(c)
is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].
If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:
1.
contract value less the market value adjusted excluded payments (described above); or
2.
total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or
3.
the 5% variable account floor, less 5% adjusted excluded payments.
5% Adjusted Excluded Payments are calculated as the sum of each excluded payment and credit accumulated at 5% for the number of full contract years they have been in the contract.
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base
The guaranteed income benefit base for the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:
1.
the contract value;
2.
the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;
3.
the MAV (described above); or
4.
the 5% variable account floor (described above).
If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of:
1.
contract value less the market value adjusted excluded payments (described above);
2.
total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;
3.
the MAV, less market value adjusted excluded payments (described above); or
4.
the 5% variable account floor, less 5% adjusted excluded payments (described above).
For an example of how each Income Assurer Benefit is calculated, see Appendix I.
Optional Death Benefits
Benefit Protector Death Benefit Rider (Benefit Protector)
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. The Benefit Protector does not provide any additional benefit before the first rider anniversary.
If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.

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Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.
The Benefit Protector provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•
the applicable death benefit, plus:
•
40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or
•
15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.
Earnings at death: This is determined by taking the current death benefit, and subtracting any purchase payments not previously withdrawn. Partial withdrawals reduce earnings before reducing purchase payments in the contract. This determines how much of the applicable death benefit is made up of contract earnings. We set maximum earnings at death of 250% of purchase payments not previously withdrawn that are one or more years old. Earnings at death cannot be less than zero.
Terminating the Benefit Protector
•
You may terminate the rider within 30 days of the first rider anniversary.
•
You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•
The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.
If your spouse is the sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for “purchase payments not previously withdrawn” used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.
NOTE: For special tax considerations associated with the Benefit Protector, see “Taxes.”
For an example, see Appendix J.
Benefit Protector Plus Death Benefit Rider (Benefit Protector Plus)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges and Adjustments”). The Benefit Protector Plus provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.
If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any withdrawals including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.
The Benefit Protector Plus provides that if you or the annuitant die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•
the benefits payable under the Benefit Protector described above, plus

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•
a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:
Rider Year	Percentage if you and the annuitant are under age 70 on the rider effective date	Percentage if you or the annuitant are age 70 or older on the rider effective date
One and Two	0%	0%
Three and Four	10%	3.75%
Five or more	20%	7.5%
Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:
•
the ROP death benefit (see “Benefits in Case of Death”) plus:

Rider Year	If you and the annuitant are under age 70 on the rider effective date, add…	If you or the annuitant are age 70 or older on the rider effective date, add…
One	Zero	Zero
Two	40% × earnings at death (see above)	15% × earnings at death
Three & Four	40% × (earnings at death + 25% of initial purchase payment*)	15% × (earnings at death + 25% of initial purchase payment*)
Five or more	40% × (earnings at death + 50% of initial purchase payment*)	15% × (earnings at death + 50% of initial purchase payment*)
*
Initial purchase payments are payments made within 60 days of rider issue not previously withdrawn.
Terminating the Benefit Protector Plus
•
You may terminate the rider within 30 days of the first rider anniversary.
•
You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•
The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see “Benefits in Case of Death”).
For an example, see Appendix K.
The Annuity Payout Period
As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. Currently, we make annuity payments on a monthly, quarterly, semi-annually and annual basis. Assuming the initial payment is on the same date, more frequent payments will generally result in higher total payments over the year. As discussed below, certain annuity payout options have a “guaranteed period,” during which payments are guaranteed to continue. Longer guaranteed periods will generally result in lower monthly annuity payment amounts. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
We do not deduct any withdrawal charges upon retirement but withdrawal charges may apply when electing to exercise liquidity features we may make available under certain fixed annuity payout options.
You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date after any rider charges have been deducted. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes – Nonqualified Annuities – Annuity payouts” and “Taxes – Qualified Annuities – Annuity payouts.” If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and Portfolio Stabilizer funds are not available during this payout period.
Amounts of fixed and variable payouts depend on:
•
the annuity payout plan you select;
•
the annuitant’s age and, in most cases, sex;
•
the annuity table in the contract; and
•
the amounts you allocated to the accounts at settlement.

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In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts generally remain the same from month to month unless you have elected an option providing for increasing payments.
For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract – Transfer Policies.”
Annuity Tables
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)
Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.
Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.
Annuity Payout Plans
We make available variable annuity payouts where payout amounts will vary based on the performance of the variable account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose an annuity payout plan by giving us written instructions at least 30 days before the retirement date. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.
•
Plan A – Life annuity – no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.
•
Plan B – Life annuity with five, ten, 15 or 20 years certain: (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period in the event if the annuitant dies before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.
•
Plan C – Life annuity – installment refund: (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.
•
Plan D
–
Joint and last survivor life annuity – no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.
–
Joint and last survivor life annuity with 20 years certain: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts for the remainder of the 20-year period which begins when the first annuity payout is made.
•
Plan E – Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.)

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•
Guaranteed Withdrawal Benefit Annuity Payout Option (available only under contracts with the Guarantor Withdrawal Benefit rider): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see  “Optional Benefits — Guarantor Withdrawal Benefit Rider”). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.
For Plan A, if the annuitant dies before the initial payment, no payments will be made. For Plan B, if the annuitant dies before the initial payment, the payments will continue for the guaranteed payout period. For Plan C, if the annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both annuitants die before the initial payment, no payments will be made; however, if one annuitant dies before the initial payment, the payments will continue until the death of the surviving annuitant.
In addition to the annuity payout plans described above, we may offer additional payout plans. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features will result in payouts ceasing.
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number. For annuity payment plans that do not involve lifetime income, the length of the guaranteed period will affect the amount of each payment. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
Utilizing a liquidity feature to withdraw the underlying value of remaining payouts may result in the assessment of a withdrawal charge (See “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”) or a 10% IRS penalty tax. (See “Taxes.”)
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income. The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number.
Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
•
in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or
•
over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.
If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.
Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect. Payments to beneficiaries are subject to adjustment to comply with the IRS rules and regulations.
Taxes
Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

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Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.
Annuity payouts: Generally, unlike withdrawals described below, the income taxation of annuity payouts is subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity – no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period – Annuity Payout Plans.”)
Federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Withdrawals: Generally, if you withdraw all or part of your nonqualified annuity your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.
You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59½ unless certain exceptions apply.
Withholding: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you have a valid U.S. address and payments are delivered inside the United States, you may be able to elect not to have federal income tax withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow you to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Federal and state tax withholding rules are subject to change. Annuity payouts and surrenders are subject to the tax withholding rules in effect at the time that they are made, which may differ from the rules described above.
Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also “Benefits in Case of Death – If You Die Before the Retirement Date”).
Net Investment Income Tax: Certain investment income of high-income individuals (as well as estates and trusts) is subject to a 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.

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Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (non-natural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may remain tax-deferred until withdrawn or paid out.
Penalties: If you receive amounts from your nonqualified annuity before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
•
because of your death or in the event of non-natural ownership, the death of annuitant;
•
because you become disabled (as defined in the Code);
•
if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•
if it is allocable to an investment before Aug. 14, 1982; or
•
if annuity payouts are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if withdrawals are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent withdrawal. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any withdrawal from either contract during the 180-day period following a partial exchange.
Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above.
Qualified Annuities
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.
When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.
Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or 3) the contract is used to fund a

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retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such payout to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.
Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Withdrawals: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such withdrawal to be directly rolled over to another eligible retirement plan such as an IRA.
Withdrawals from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period or another qualifying event such as death or disability.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions (“RMDs”) beginning at age 73. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.
Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may complete our Form W-4P to use in calculating the withholding if you want withholding other than the default (single filing status with no adjustments). If the distribution is any other type of payment (such as partial or full withdrawal) we compute federal income tax withholding using 10% of the taxable portion unless you elect a different percentage via our Form W-4R or another acceptable method.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.
Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.
In the below situations, the distribution is subject to optional withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.
•
the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;
•
the payout is a RMD as defined under the Code;
•
the payout is made on account of an eligible hardship; or
•
the payout is a corrective distribution.
State withholding also may be imposed on taxable distributions.

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Penalties: If you receive amounts from your qualified contract before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:
•
because of your death;
•
because you become disabled (as defined in the Code);
•
if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•
if the distribution is made following severance from employment during or after the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);
•
to pay certain medical or education expenses (IRAs only); or
•
if the distribution is made from an inherited IRA or others as allowed by the IRS.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Under current IRS requirements you are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also “Benefits in Case of Death – If you Die Before the Retirement Date”).
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new withdrawal charge schedule for an annuity contract, or other product rules as applicable.
Assignment: You may not assign or pledge your qualified contract as collateral for a loan.
Other
Purchase payment credits: These are considered earnings and are taxed accordingly when withdrawn or paid out.
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59½, if applicable, on the taxable portion.
We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.
RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.
The company includes in its taxable income the net investment income derived from the investment of assets held in its subaccounts because the company is considered the owner of these assets under federal income tax law.  The company may claim certain tax benefits associated with this investment income.  These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

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Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.
If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.
Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.
After annuity payouts begin, the number of votes you have is equal to:
•
the reserve held in each subaccount for your contract; divided by
•
the net asset value of one share of the applicable fund.
As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We are the legal owner of all fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from policy owners. We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions. As a result of this proportional voting, in cases when a small number of contract owners vote, their votes will have a greater impact and may even control the outcome.
To the extent that voting rights created under applicable federal securities laws are revised or alter the voting rights described herein, we reserve the right to proceed in accordance with those laws and regulatory guidance.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
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laws or regulations change;
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the existing funds become unavailable; or
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in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.
If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund), provided we obtain any required SEC and state insurance law approval. The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
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add new subaccounts;
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combine any two or more subaccounts;
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transfer assets to and from the subaccounts or the variable account; and
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eliminate or close any subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.

78 Evergreen New Solutions Select Variable Annuity — Prospectus

About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Contract
New contracts are not currently being offered.
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Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.
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The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments We May Make to Selling Firms
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We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.00% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.00% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.
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We may pay selling firms an additional sales commission of up to 1.00% of purchase payments for a period of time we select. For example, we may offer to pay an additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.
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In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
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sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
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marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
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providing service to contract owners; and
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funding other events sponsored by a selling firm that may encourage the selling firm’s investment professionals to sell the contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.
Sources of Payments to Selling Firms
When we pay the commissions and other compensation described above from our assets. Our assets may include:
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revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see “Fee Table and Examples”);
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compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds – The Funds”);
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compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds – The Funds”); and
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revenues we receive from other contracts we sell that are not securities and other businesses we conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
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fees and expenses we collect from contract owners, including withdrawal charges; and
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fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

Evergreen New Solutions Select Variable Annuity — Prospectus 79

Potential Conflicts of Interest
Compensation payment arrangements made with selling firms can potentially:
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give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.
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cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
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cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.
Payments to Investment Professionals
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The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.
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To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.
Issuer
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts (including registered indexed linked annuity contracts) and life insurance policies.
We rely on the exemption from the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), provided by Rule 12h-7 under the 1934 Act. We are obligated to pay all amounts promised to you under the Contract, subject to our financial strength and claims paying ability.
Legal Proceedings
RiverSource Life is involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.
As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including Ameriprise Financial Services, LLC (“AFS”) and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.
These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity.

80 Evergreen New Solutions Select Variable Annuity — Prospectus

Financial Statements
The financial statements for the RiverSource Variable Annuity Account, as well as the consolidated financial statements of RiverSource Life, are in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by calling us at 1-800-862-7919, or can be found online at www.ameriprise.com/variableannuities.

Evergreen New Solutions Select Variable Annuity — Prospectus 81

Appendices
APPENDIX NAME	PAGE #	CROSS-REFERENCE	PAGE #
Appendix A: Investment Options Available Under the Contracts	p. 83	The “Nonunitized” Separate Account and the Guarantee Periods Accounts (GPAs)	p. 21
Appendix B: Example – Income Assurer Benefit Rider Fee	p. 90	Charges and Adjustments – Optional Benefit Charges – Optional Living Benefit Charges – Income Assurer Benefit Rider Fee	p. 33
Appendix C: Example – Withdrawal Charges	p. 91	Charges and Adjustments – Transaction Expenses – Withdrawal Charge	p. 26
Appendix D: Example – Death Benefits	p. 94	Benefits in Case of Death	p. 53
Appendix E: Example – Accumulation Protector Benefit Rider	p. 97	Optional Benefits – Optional Living Benefits – Accumulation Protector Benefit Rider	p. 57
Appendix F: Guarantor Withdrawal Benefit Rider – Rider B Disclosure	p. 99	Optional Benefits – Optional Living Benefits – Guarantor Withdrawal Benefit Rider	p. 59
Appendix G: Guarantor Withdrawal Benefit Rider – Additional RMD Disclosure	p. 106	Optional Benefits – Optional Living Benefits – Guarantor Withdrawal Benefit Rider and Appendix G	p. 59
Appendix H: Example – Guarantor Withdrawal Benefit Rider	p. 105	Optional Benefits – Optional Living Benefits – Guarantor Withdrawal Benefit Rider and Appendix G	p. 59
Appendix I: Example – Examples of the Income Assurer Benefit Riders	p. 108	Optional Benefits – Optional Living Benefits – Income Assurer Benefit Riders	p. 65
Appendix J: Example – Benefit Protector Death Benefit Rider	p. 113	Optional Benefits – Optional Death Benefits – Benefit Protector Death Benefit Rider	p. 69
Appendix K: Example – Benefit Protector Plus Death Benefit Rider	p. 115	Optional Benefits – Optional Death Benefits – Benefit Protector Plus Death Benefit Rider	p. 70
Appendix L: Example – Withdrawal Benefit Riders: Elective Step Up or Elective Spousal Continuation Step Up	p. 117	Optional Benefits – Optional Living Benefits	p. 57
The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders, and lastly to provide list of the funds available under the contract.
In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts and GPAs, and the fees and charges that apply to your contract.
The examples of death benefits and optional riders include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

82 Evergreen New Solutions Select Variable Annuity — Prospectus

Appendix A: Investment Options Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversource.annuityservice@ampf.com. Depending on the optional benefits you choose, and contract application sign date, you may not be able to invest in certain funds. See table below, “Funds Available Under the Optional Benefits Offered Under the Contract”.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	AB VPS International Value Portfolio (Class B) AllianceBernstein L.P.	1.17%	4.81%	3.29%	3.00%
Seeks long-term growth of capital.	AB VPS Relative Value Portfolio (Class B) AllianceBernstein L.P.	0.86%	12.76%	9.54%	9.39%
Seeks long-term capital appreciation.	Allspring VT Discovery All Cap Growth Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	1.00%[1]	21.00%	10.75%	12.12%
Seeks long-term capital appreciation.	Allspring VT Opportunity Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	1.00%[1]	15.05%	11.72%	10.78%
Seeks long-term capital appreciation.	Allspring VT Small Cap Growth Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	1.17%	18.70%	6.60%	8.65%
Seeks capital appreciation.	BNY Mellon Investment Portfolios, Technology Growth Portfolio - Service Shares BNY Mellon Investment Adviser, Inc., adviser; Newton Investment Management North America, LLC, sub-investment adviser.	1.15%	25.39%	15.29%	14.79%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.80%	25.89%	8.28%	13.92%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3) Columbia Management Investment Advisers, LLC	0.86%[1]	15.28%	6.12%	8.75%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 3) Columbia Management Investment Advisers, LLC	1.22%[1]	5.50%	(8.23%)	(0.89%)

Evergreen New Solutions Select Variable Annuity — Prospectus 83

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 3) Columbia Management Investment Advisers, LLC	0.49%[1]	4.84%	3.53%	2.16%
Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Variable Portfolio - Income Opportunities Fund (Class 3) Columbia Management Investment Advisers, LLC	0.77%[1]	5.90%	1.97%	3.21%
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.65%	1.85%	(3.60%)	0.08%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Large Cap Growth Fund (Class 3) Columbia Management Investment Advisers, LLC	0.85%	31.19%	8.74%	17.33%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 3) Columbia Management Investment Advisers, LLC	0.38%	24.54%	8.52%	14.07%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Large Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC	0.82%	12.75%	5.17%	9.43%
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 3) Columbia Management Investment Advisers, LLC	0.95%[1]	23.52%	2.20%	10.94%
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3) Columbia Management Investment Advisers, LLC	0.59%	1.44%	(2.81%)	(0.95%)
Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	CTIVP® - BlackRock Global Inflation-Protected Securities Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.	0.75%[1]	(1.06%)	(5.36%)	(0.68%)
Seeks to provide shareholders with long-term growth of capital.	CTIVP® - Victory Sycamore Established Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.	0.95%	9.77%	5.39%	10.72%

84 Evergreen New Solutions Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.81%	33.45%	16.74%	13.33%
Seeks as high level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.63%	1.50%	0.20%	1.68%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.82%	17.18%	11.06%	8.94%
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.98%	4.81%	5.50%	6.06%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Income VIP Fund - Class 2 Franklin Advisers, Inc.	0.72%[1]	7.20%	5.29%	5.27%
Seeks long-term capital appreciation.	Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares Goldman Sachs Asset Management, L.P.	0.82%[1]	12.40%	9.85%	7.98%

Evergreen New Solutions Select Variable Annuity — Prospectus 85

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco V.I. Comstock Fund, Series II Shares Invesco Advisers, Inc.	1.01%	14.87%	11.31%	9.21%
Seeks capital appreciation.	Invesco V.I. Discovery Large Cap Fund, Series II Shares (previously Invesco V.I. Capital Appreciation Fund, Series II Shares) Invesco Advisers, Inc.	1.05%[1]	33.82%	15.76%	12.97%
Seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares Invesco Advisers, Inc.	1.10%	23.92%	9.92%	11.29%
Seeks capital appreciation.	Invesco V.I. Global Fund, Series II Shares Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund®, Series II Shares Invesco Advisers, Inc.	1.11%	12.41%	10.21%	8.73%
The fund pursues long-term total return using a strategy that seeks to protect against U.S. inflation.	LVIP American Century Inflation Protection Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.72%[1]	1.54%	1.22%	1.73%
Seeks capital growth.	LVIP American Century Ultra® Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.90%[1]	28.62%	18.01%	16.29%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Value Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.86%[1]	9.29%	8.41%	8.01%
Seeks capital appreciation.	Putnam VT Global Health Care Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor; Sub-advisers-Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.98%	1.43%	7.94%	7.65%
Seeks capital appreciation.	Putnam VT Small Cap Value Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers-Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	1.02%	6.20%	10.71%	8.10%

86 Evergreen New Solutions Select Variable Annuity — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Templeton Global Bond VIP Fund - Class 2 Franklin Advisers, Inc.	0.75%[1]	(11.37%)	(4.85%)	(2.03%)
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	1.04%	13.20%	2.78%	7.64%
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	1.04%	13.21%	2.77%	7.64%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.87%[1]	4.42%	(1.47%)	1.46%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.87%[1]	4.49%	(1.45%)	1.46%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.95%	4.31%	(1.86%)	0.96%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.98%	6.80%	(0.87%)	2.32%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	1.01%	11.98%	1.11%	5.18%
Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2)[2,3] Columbia Management Investment Advisers, LLC	0.98%	9.41%	0.18%	3.82%

Evergreen New Solutions Select Variable Annuity — Prospectus 87

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.97%	8.72%	0.80%	4.73%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.97%	8.71%	0.80%	4.72%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	1.01%	11.00%	1.68%	6.13%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	1.01%	10.98%	1.68%	6.13%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 2)[2] Columbia Management Investment Advisers, LLC	0.94%	6.41%	(0.45%)	2.98%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 4)[2] Columbia Management Investment Advisers, LLC	0.94%	6.40%	(0.46%)	2.97%
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.97%[1]	7.83%	1.41%	6.11%
Seeks long-term capital appreciation.	Wanger Acorn (on or about June 1, 2025 to be known as Columbia Variable Portfolio - Acorn Fund) Columbia Wanger Asset Management, LLC	0.91%[1]	14.18%	(2.57%)	4.58%
1
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
2
This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including management fees.
3
This Fund is managed in a way that is intended to minimize volatility of returns. See “Principal Risks of Investing in the Contract.”
Funds Available Under the Optional Benefits Offered Under the Contract
For contracts issued with the optional living benefit riders, you are required to invest in the Portfolio Navigator or Portfolio Stabilizer funds listed below (See “Portfolio Navigator Program (PN Program) and Portfolio Stabilizer Funds”):
Portfolio Navigator Funds:
1.Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)
2.Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)
3.Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)

88 Evergreen New Solutions Select Variable Annuity — Prospectus

4.Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)
5.Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)
Portfolio Stabilizer Funds:
1.
Variable Portfolio – Managed Risk Fund (Class 2)
2.
Variable Portfolio – Managed Risk U.S. Fund (Class 2)
3.
Variable Portfolio – Managed Volatility Growth Fund (Class 2)
4.
Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
5.
Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
6.
Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
7.
Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
8.
Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
9.
Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
The following is a list of investment options that earn fixed interest for a specified term currently available under the Contract. We may change the features of the fixed interest options listed below and terminate existing options. We will provide you with written notice before doing so. Depending on the optional benefits you choose, you may not be able to invest in certain fixed investment options. See table above “Funds Available Under the Optional Benefits Offered Under the Contract."  See “The ‘Nonunitized’ Separate Account and the Guarantee Period Accounts (GPAs)” and “The One-Year Fixed Account” in the prospectus for more information about the fixed interest investment options.
Note: A positive or negative MVA is assessed if any portion of a GPA is withdrawn or transferred more than thirty days before the end of its guarantee period. This may result in a significant reduction in your contract value. See “Charges and Adjustments – Adjustments – Market Value Adjustments” in the prospectus for more information about the MVA.
Name	Term	Minimum Guaranteed Interest Rate
1 Year Guarantee Period Account	1 Year	0%
2 Year Guarantee Period Account	2 Years	0%
3 Year Guarantee Period Account	3 Years	0%
4 Year Guarantee Period Account	4 Years	0%
5 Year Guarantee Period Account	5 Years	0%
6 Year Guarantee Period Account	6 Years	0%
7 Year Guarantee Period Account	7 Years	0%
8 Year Guarantee Period Account	8 Years	0%
9 Year Guarantee Period Account	9 Years	0%
10 Year Guarantee Period Account	10 Years	0%

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below or terminate existing Fixed Options. We will provide you with written notice before doing so.
Note: If amounts are withdrawn from a Fixed Option before the end of its term, we will not apply a contract adjustment.

Name	Term	Contract Issue Year	Minimum Guaranteed Interest Rate*
One-Year Fixed Account	1 Year	2004	1.50% or 2.00% or 2.00%/3.00%† or 3.00%
		2005	1.50% or 2.25%
		2006	1.50% or 3.00%
*
Minimum guaranteed interest rates vary by Issue State and Issue Date. See your Contract Data Page for your applicable minimum guaranteed interest rate.
†
2.00% for 10 years and 3.00% thereafter

Evergreen New Solutions Select Variable Annuity — Prospectus 89

Appendix B: Example – Income Assurer Benefit Rider Fee
Example – Income Assurer Benefit Rider Fee
Assumptions:
•
You purchase the contract with a payment of $50,000 and we add a $500 purchase payment credit. You allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals. You select a seven-year withdrawal charge schedule; and
•
On the first contract anniversary your total contract value is $55,545; and
•
On the second contract anniversary your total contract value is $53,270.
We would calculate the Guaranteed Income Benefit Base for each Income Assurer Benefit on the second anniversary as follows:
The Income Assurer Benefit – MAV Guaranteed Income Benefit Base is the greatest of the following values:
Purchase Payments and purchase payment credits less adjusted partial withdrawals:	$50,500
Contract value on the second anniversary:	$53,270
Maximum Anniversary Value:	$55,545
Income Assurer Benefit – MAV Guaranteed Income Benefit Base	$55,545
The Income Assurer Benefit – 5% Accumulation Guaranteed Income Benefit Base is the greatest of the following values:
Purchase Payments and purchase payment credits less adjusted partial withdrawals:	$50,500
Contract value on the second anniversary:	$53,270
5% Variable Account Floor = 1.05 × 1.05 × $50,000	$55,676
Income Assurer Benefit – 5% Accumulation Guaranteed Income Benefit Base	$55,676
The Income Assurer Benefit – Greater of MAV or 5% Accumulation Guaranteed Income Benefit Base is the greatest of the following values:
Purchase Payments and purchase payment credits less adjusted partial withdrawals:	$50,500
Contract value on the second anniversary:	$53,270
Maximum Anniversary Value:	$55,545
5% Variable Account Floor = 1.05 × 1.05 × $50,000	$55,676
Income Assurer Benefit – Greater of MAV or 5% Accumulation Guaranteed Income Benefit Base	$55,676
The Income Assurer Benefit fee deducted from your contract value would be:
Income Assurer Benefit – MAV fee =	0.30% × $55,545 = $166.64
Income Assurer Benefit – 5% Accumulation Benefit Base fee =	0.60% × $55,676 = $334.06
Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base fee =	0.65% × $55,676 = $361.89

90 Evergreen New Solutions Select Variable Annuity — Prospectus

Appendix C: Example – Withdrawal Charges
The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a four-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.
For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:
1.
First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary’s contract value or your contract’s remaining benefit payment if you elected the Guarantor Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary’s contract value. We do not assess a withdrawal charge on this amount.
2.
Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.
3.
Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.
4.
Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a “first-in, first-out” (FIFO) basis. We do assess a withdrawal charge on these payments.
After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:
PPW = XSF + (ACV – XSF) / (CV – TFA) × (PPNPW – XSF)
If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.
We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount GPA or the one-year fixed account If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.
Full withdrawal charge calculation — seven-year withdrawal charge schedule:
This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of each purchase payment) withdrawal charge schedule and the following history:
Assumptions:
•
We receive a single $50,000 purchase payment; and we add a purchase payment credit of $500
•
During the fourth contract year you withdraw the contract for its total value. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and
•
You have made no prior withdrawals.
We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
	Contract value just prior to withdrawal:	$60,000.00	$40,000.00
	Contract value on prior anniversary:	58,000.00	42,000.00
We calculate the withdrawal charge as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of withdrawal as:
	Contract value just prior to withdrawal (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously withdrawn (PPNPW):	50,000.00	50,000.00
	Earnings in the contract (but not less than zero):	10,000.00	0.00
Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:	10,000.00	0.00
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00
	TFA (but not less than zero):	10,000.00	4,200.00

Evergreen New Solutions Select Variable Annuity — Prospectus 91

			Contract with Gain	Contract with Loss
Step 3.	Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
	Contract value withdrawn:		60,000.00	40,000.00
	Less earnings in the contract:		10,000.00	0.00
	ACV (but not less than zero):		50,000.00	40,000.00
Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings.
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	Less earnings in the contract:		10,000.00	0.00
	XSF (but not less than zero):		0.00	4,200.00
Step 5.	Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:
	PPW	= XSF + (ACV – XSF) / (CV – TFA) × (PPNPW – XSF)
	XSF from Step 4 =
	ACV from Step 3 =		0.00	4,200.00
	CV from Step 1 =		50,000.00	40,000.00
	TFA from Step 2=		60,000.00	40,000.00
	PPNPW from Step 1 =		10,000.00	4,200.00
	PPW =		50,000.00	50,000.00
Step 6.	We then calculate the withdrawal charge as a percentage of PPW. Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
	PPW:		50,000.00	50,000.00
	less XSF:		0.00	4,200.00
	amount of PPW subject to a withdrawal charge:		50,000.00	45,800.00
	multiplied by the withdrawal charge rate:		× 7.0%	× 7.0%
	withdrawal charge:		3,500.00	3,206.00
Step 7.	The dollar amount you will receive as a result of your full withdrawal is determined as:
	Contract value withdrawn:		60,000.00	40,000.00
	Withdrawal charge:		(3,500.00)	(3,206.00)
	Contract charge (assessed upon full withdrawal):		(40.00)	(40.00)
	Net full withdrawal proceeds:		$56,460.00	$36,754.00
Partial withdrawal charge calculation — seven-year withdrawal charge schedule:
This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of each purchase payment) withdrawal charge schedule and the following history:
Assumptions:
•
We receive a single $50,000 purchase payment and we add a purchase payment credit of $500;
•
During the fourth contract year you request a net partial withdrawal of $15,000.00. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and
•
You have made no prior withdrawals.
We will look at two situations, one where the contract has a gain and another where there is a loss:
	Contract with Gain	Contract with Loss
Contract value just prior to withdrawal:	$60,000.00	$40,000.00
Contract value on prior anniversary:	58,000.00	42,000.00

92 Evergreen New Solutions Select Variable Annuity — Prospectus

			Contract with Gain	Contract with Loss
We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.

We calculate the withdrawal charge for each estimate as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of withdrawal as:
	Contract value just prior to withdrawal (CV):		60,000.00	40,000.00
	Less purchase payments received and not previously withdrawn (PPNPW):		50,000.00	50,000.00
	Earnings in the contract (but not less than zero):		10,000.00	0.00
Step 2.	Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
	Earnings in the contract:		10,000.00	0.00
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	TFA (but not less than zero):		10,000.00	4,200.00
Step 3.	Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
	Contract value withdrawn:		15,376.34	16,062.31
	Less earnings in the contract:		10,000.00	0.00
	ACV (but not less than zero):		5,376.34	16,062.31
Step 4.	Next we determine XSF, the amount by which 10% of the prior anniversary’s contract value exceeds earnings.
	10% of the prior anniversary’s contract value:		5,800.00	4,200.00
	Less earnings in the contract:		10,000.00	0.00
	XSF (but not less than zero):		0.00	4,200.00
Step 5.	Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:
	PPW	= XSF + (ACV – XSF) / (CV – TFA) × (PPNPW – XSF)
	XSF from Step 4 =		0.00	4,200.00
	ACV from Step 3 =		5,376.34	16,062.31
	CV from Step 1 =		60,000.00	40,000.00
	TFA from Step 2 =		10,000.00	4,200.00
	PPNPW from Step 1 =		50,000.00	50,000.00
	PPW =		5,376.34	19,375.80
Step 6.	We then calculate the withdrawal charge as a percentage of PPW. Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
	PPW:		5,376.34	19,375.80
	less XSF:		0.00	4,200.00
	amount of PPW subject to a withdrawal charge:		5,376.34	15,175.80
	multiplied by the withdrawal charge rate:		× 7.0%	× 7.0%
	withdrawal charge:		376.34	1,062.31
Step 7.	The dollar amount you will receive as a result of your partial withdrawal is determined as:
	Contract value withdrawn:		15,376.34	16,062.31
	Withdrawal charge:		(376.34)	(1,062.31)
	Net partial withdrawal proceeds:		$15,000.00	$15,000.00

Evergreen New Solutions Select Variable Annuity — Prospectus 93

Appendix D: Example – Death Benefits
Example – ROP Death Benefit
Assumptions:
•
You purchase the contract with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a $200 purchase payment credit; and
•
On the first contract anniversary you make an additional purchase payment of $5,000 and we add a purchase payment credit of $50; and
•
During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal (including withdrawal charges); and
•
On the third contract anniversary the contract value grows to $23,000.

We calculate the ROP Death Benefit as follows:
1.	Contract value at death:	$23,000.00
2.	Purchase payments plus purchase payment credits, minus adjusted partial withdrawals:
	Total purchase payments and purchase payment credits:	$25,250.00
	minus adjusted partial withdrawals calculated as:
	$1,500 × $25,250 =	–1,721.59
	$22,000
	for a death benefit of:	$23,528.41
ROP Death Benefit, calculated as the greatest of these two values:			$23,528.41
Example – MAV Death Benefit
Assumptions:
•
You purchase the contract with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $200; and
•
On the first contract anniversary the contract value grows to $24,000; and
•
During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal (including withdrawal charges), leaving a contract value of $20,500.

We calculate the MAV Death Benefit, which is based on the greater of three values, as follows:
1.	Contract value at death:	$20,500.00
2.	Purchase payments plus purchase payment credits minus adjusted partial withdrawals:
	Total purchase payments and purchase payment credits:	$20,200.00
	minus the death benefit adjusted partial withdrawals, calculated as:
	$1,500 × $20,200 =	–1,377.27
	$22,000
	for a death benefit of:	$18,822.73
3.	The MAV immediately preceding the date of death:
	Greatest of your contract anniversary contract values:	$24,000.00
	plus purchase payments and credits made since that anniversary:	+0.00
	minus the death benefit adjusted partial withdrawals, calculated as:
	$1,500 × $24,000 =	–1,636.36
	$22,000
	for a death benefit of:	$22,363.64
The MAV Death Benefit, calculated as the greatest of these three values, which is the MAV:			$22,363.64

94 Evergreen New Solutions Select Variable Annuity — Prospectus

Example – 5% Accumulation Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $250 to your contract. You allocate $5,100 to the one-year fixed account and $20,150 to the subaccounts; and
•
On the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200; and
•
During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greatest of three values, is calculated as follows:
1.	Contract value at death:	$22,800.00
2.	Purchase payments plus purchase payment credits minus adjusted partial withdrawals:
	Total purchase payments and purchase payment credits:	$25,250.00
	minus adjusted partial withdrawals, calculated as:
	$1,500 × $25,250 =	–1,558.64
	$24,300
	for a death benefit of:	$23,691.36
3.	The 5% variable account floor:
	The variable account floor on the first contract anniversary, calculated as: 1.05 × $20,150 =	$21,157.50
	plus purchase payments and purchase payment credits allocated to the subaccounts since that anniversary:	+0.00
	minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
	$1,500 × $21,157.50 =	–$ 1,670.33
	$19,000
	variable account floor benefit:	$19,487.17
	plus the one-year fixed account value:	5,300.00 +$
	5% variable account floor (value of the GPAs, the one-year fixed account and the variable account floor):	$24,787.17
The 5% Accumulation Death Benefit, calculated as the greatest of these three values, which is the 5% variable account floor:			$24,787.17
Example – Enhanced Death Benefit
Example – Enhanced Death Benefit
Assumptions:
•
You purchase the contract with a payment of $25,000 and selected a seven-year withdrawal charge schedule. We add a $250 purchase payment credit. You allocate $5,000 to the one-year fixed account and $20,250 to the subaccounts; and
•
On the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200; and
•
During the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is the greatest of four values, is calculated as follows:
1.	Contract value at death:	$22,800.00
2.	Purchase payments plus purchase payment credits minus adjusted partial withdrawals:
	Total purchase payments and purchase payment credits:	$25,250.00

Evergreen New Solutions Select Variable Annuity — Prospectus 95

	minus adjusted partial withdrawals, calculated as:
	$1,500 × $25,250 =	–1,558.64
	$24,300
	for a death benefit of::	$23,691.36
3.	The MAV on the anniversary immediately preceding the date of death:
	The MAV on the immediately preceding anniversary:	$25,250.00
	plus purchase payments and purchase payment credits made since that anniversary:	+0.00
	minus adjusted partial withdrawals made since that anniversary, calculated as:
	$1,500 × $25250 =	–1,558.64
	$24,300
	for a MAV Death Benefit of:	$23,691.36
4.	The 5% variable account floor:
	The variable account floor on the first contract anniversary, calculated as:
	1.05 × $20,250 =	$21,262.050
	plus purchase payments and purchase payment credits allocated to the subaccounts since that anniversary:	+0.00
	minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
	$1,500 × $21,262.50 =	–1,678.62
	$19,000
	variable account floor benefit:	$19,583.88
	plus the one-year fixed account value:	+5,300.00
	5% variable account floor (value of the GPAs, one-year fixed account and the variable account floor):	$24,883.88
EDB, calculated as the greatest of these four values, which is the 5% variable account floor:			$24,883.88

96 Evergreen New Solutions Select Variable Annuity — Prospectus

Appendix E: Example – Accumulation Protector Benefit Rider
Automatic Step Up
This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.
Assumptions:
•
You purchase a contract with a seven-year withdrawal schedule with a payment of $123,762 and receive a purchase payment credit of $1,238; and
•
you make no additional purchase payments to the contract; and
•
you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and
•
contract values increase or decrease according to the hypothetical assumed net rate of return; and
•
you do not exercise the elective step up option available under the rider; and
•
you do not change PN program investment options.
Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date, the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.
Contract Duration in Years	Purchase Payments	Partial Withdrawals	MCAV Adjusted Partial Withdrawal	Hypothetical Assumed Net Rate of Return	Hypothetical Assumed Contract Value	MCAV
At Issue	$125,000	N/A	N/A	N/A	$125,000	$125,000
1	0	0	0	12.0%	140,000	125,000
2	0	0	0	15.0%	161,000	128,800 (2)
3	0	0	0	3.0%	165,830	132,664 (2)
4	0	0	0	-8.0%	152,564	132,664
5	0	2,000	2,046	-15.0%	127,679	130,618
6	0	0	0	20.0%	153,215	130,618
7	0	0	0	15.0%	176,197	140,958 (2)
8	0	5,000	4,444	-10.0%	153,577	136,513
9	0	0	0	-20.0%	122,862	136,513
10(1)	0	0	0	-12.0%	108,118	136,513
(1)
The APB benefit date.
(2)
These values indicate where the automatic step up feature increased the MCAV.
Important Information About This Example:
If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.
Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.
Elective Step Up
This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the Elective Step Up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.
Assumptions:
You purchase a contract with a seven-year withdrawal schedule with a payment of $123,762 and receive a purchase payment credit of $1,238; and

Evergreen New Solutions Select Variable Annuity — Prospectus 97

•
you make no additional purchase payments to the contract; and
•
you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and
•
contract values increase or decrease according to the hypothetical assumed net rate of return; and,
•
the Elective Step up is exercised on the first, second, third and seventh contract anniversaries; and
•
you do not change asset allocation models.
Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.
Contract Duration in Years	Years Remaining in the Waiting Period	Purchase Payments	Partial Withdrawals	MCAV Adjusted Partial Withdrawal	Hypothetical Assumed Net Rate of Return	Hypothetical Assumed Contract Value	MCAV
At Issue	10	$125,000	$ N/A	$ N/A	N/A	$125,000	$125,000
1	10 (2)	0	0	0	12.0%	140,000	140,000 (3)
2	10 (2)	0	0	0	15.0%	161,000	161,000 (3)
3	10 (2)	0	0	0	3.0%	165,830	165,830 (3)
4	9	0	0	0	-8.0%	152,564	165,830
5	8	0	2,000	2,558	-15.0%	127,679	163,272
6	7	0	0	0	20.0%	153,215	163,272
7	10 (2)	0	0	0	15.0%	176,197	176,197 (3)
8	9	0	5,000	5,556	-10.0%	153,577	170,642
9	8	0	0	0	-20.0%	122,862	170,642
10	7	0	0	0	-12.0%	108,118	170,642
11	6	0	0	0	3.0%	111,362	170,642
12	5	0	0	0	4.0%	115,817	170,642
13	4	0	7,500	10,524	5.0%	114,107	160,117
14	3	0	0	0	6.0%	120,954	160,117
15	2	0	0	0	-5.0%	114,906	160,117
16	1	0	0	0	-11.0%	102,266	160,117
17(1)	0	0	0	0	-3.0%	99,198	160,117
(1)
The APB Benefit Date.
(2)
The Waiting Period restarts when the Elective Step Up is exercised.
(3)
These values indicate when the Elective Step Up feature increased the MCAV.
Important Information About This Example:
If the actual rate of return during the Waiting Period causes the contract value to equal or exceed the MCAV on the Benefit Date, no benefit is paid under this rider.
Exercising the Elective Step up provision may result in an increase in the charge that you pay for this rider.
Even if a benefit is paid under the rider on the Benefit Date, contract value allocated to the variable account after the Benefit Date continues to vary with the market and may go up or go down.

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Appendix F: Guarantor Withdrawal Benefit – Rider B Disclosure
Guarantor Withdrawal Benefit Rider
The Guarantor Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge if:
•
your contract application was signed on or after April 29, 2005(1),(2);
•
you and the annuitant are 79 or younger on the date the contract is issued.
(1)
The Guarantor Withdrawal Benefit rider is not available under an inherited qualified annuity.
(2)
In previous disclosure, we have referred to this rider as Rider B. This rider is no longer available for purchase. See the Guarantor Withdrawal Benefit sections in this prospectus for information about currently offered versions of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.
You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.
We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.
The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP – the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.
If you withdraw an amount greater than the allowed amount in a contract year, we call this an “excess withdrawal” under the rider. If you make an excess withdrawal under the rider:
•
withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;
•
the guaranteed benefit amount will be adjusted as described below; and
•
the remaining benefit amount will be adjusted as described below.
For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”). Market value adjustments, if applicable, will also be made (see “Charges and Adjustments – Adjustments – Market Value Adjustments”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefit (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Withdrawals”).
Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see “Elective Step Up” and “Annual Step Up” below), the special spousal continuation step up election (see “Spousal Continuation and Special Spousal Continuation Step Up” below) or change your investment option, the rider charge may change (see “Charges and Adjustments”).
You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•
Investment Allocation Restrictions: You must participate in the PN program if you purchase a contract on or after May 1, 2006 with this rider (see “Making the Most of Your Contract – Portfolio Navigator Program”). If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program

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(see “Making the Most of Your Contract – Asset Allocation Program”), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion in the future. This requirement limits your choice of investments. This limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See “Making the Most of Your Contract – Asset Allocation Program and Portfolio Navigator Program and Portfolio Stabilizer Funds.”);
•
Tax Considerations for Non-Qualified Annuities: Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59½ may also incur a 10% IRS early withdrawal penalty and may be considered taxable income;
•
Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes – Qualified Annuities – Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to modify our administrative practice and will give you 30 days’ written notice of any such change. See Appendix I for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;
•
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships are not recognized as marriages for federal tax purposes. For additional information see “Taxes – Other – Spousal status” section of this prospectus.
•
Limitations on Tax-Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA – Special Provisions”). Therefore, the Guarantor Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;
•
Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions, which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract – Purchase Payments”.
•
Interaction with the Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see “Charges and Adjustments – Transaction Expenses – Withdrawal Charge”). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract’s TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.
The terms “Guaranteed Benefit Amount” and “Remaining Benefit Amount” are described below. Each is used in the operation of the GBP, the RBP, the elective step up, the annual step up, the special spousal continuation step up and the Guarantor Withdrawal Benefit annuity payout option.
Guaranteed Benefit Amount
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits,, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.
The GBA is determined at the following times:
•
At contract issue – the GBA is equal to the initial purchase payment, and purchase payment credits
•
When you make additional purchase payments – each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment and purchase payment credits. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

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•
At step up – (see “Elective Step Up” and “Annual Step Up” headings below).
•
When you make a partial withdrawal:
(a)
and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP – the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;
(b)
and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP – the following excess withdrawal processing will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;
(c)
under the original rider in a contract year after a step up but before the third contract anniversary – the following excess withdrawal processing will be applied to the GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;
GBA Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)
is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)
is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
Remaining Benefit Amount
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.
The RBA is determined at the following times:
•
At contract issue – the RBA is equal to the initial purchase payment plus any purchase payment credits;
•
When you make additional purchase payments – each additional purchase payment and purchase payment credits has its own RBA equal to the amount of the purchase payment plus any purchase payment credits. The total RBA when an additional purchase payment and purchase payment credits are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;
•
At step up – (see “Elective Step Up” and “Annual Step Up” headings below).
•
When you make a partial withdrawal:
(a)
and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP – the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;
(b)
and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP – the following excess withdrawal processing will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;
(c)
under the original rider after a step up but before the third contract anniversary – the following excess withdrawal processing will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups.
RBA Excess Withdrawal Processing
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.
If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment’s RBA in the following manner:
The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.
Guaranteed Benefit Payment
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary (see “Elective Step Up” above). The GBP is equal to 7% of the GBA.

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Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted. The GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.
Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.
Remaining Benefit Payment
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.
Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment and purchase payment credits, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.
Each additional purchase payment has its own RBP established equal to that payment’s GBP. The total RBP is equal to the sum of the individual RBPs.
Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.
Elective Step Up (under the original rider only)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.
The elective step up is subject to the following rules:
•
If you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;
•
If you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;
•
If you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the “Guaranteed Benefit Amount” and “Remaining Benefit Amount” headings above; and
•
You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.
You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:
•
The effective date of the elective step up is the valuation date we receive your written request to step up.
•
The RBA will be increased to an amount equal to the contract value (after charges are deducted) on the valuation date we receive your written request to step up.
•
The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value (after charges are deducted) on the valuation date we receive your written request to step up.
•
The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.
•
The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.
You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.
Annual Step Up (under the enhanced rider only)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.
The annual step up is subject to the following rules:
•
The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.
•
If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

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•
If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.
•
Only one step up is allowed each contract year.
•
If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;
•
You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.
The annual step up will be determined as follows:
•
The RBA will be increased to an amount equal to the contract value on the step up date.
•
The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value (after charges are deducted) on the step up date.
•
The GBP will be calculated as described earlier, but based on the increased GBA and RBA.
•
The RBP will be reset as follows:
(a)
Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.
(b)
At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.
Spousal Continuation and Special Spousal Continuation Step Up
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.
Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse’s written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.
Guaranteed Withdrawal Benefit Annuity Payout Option
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.
Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This annuity payout option may also be elected by the beneficiary of a contract as a settlement option if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.
If Contract Value Reduces to Zero
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:
•
you will be paid according to the annuity payout option described above;
•
we will no longer accept additional purchase payments;
•
you will no longer be charged for the rider;
•
any attached death benefit riders will terminate; and
•
the death benefit becomes the remaining payments under the annuity payout option described above.

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If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.
For an example, see Appendix H.

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Appendix G: Guarantor Withdrawal Benefit Rider – Additional Required Minimum Distribution (RMD) Disclosure
This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor Withdrawal Benefit rider (including Riders A and B) to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal procedures described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days’ written notice to you.
For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and the enhanced riders is to allow amounts you withdraw to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:
(1)
If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.
(2)
Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
(3)
Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.
(4)
Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor Withdrawal Benefit rider.
The ALERMDA is:
(1)
determined by us each calendar year;
(2)
based solely on the value of the contract to which the Guarantor Withdrawal Benefit rider is attached as of the date we make the determination; and
(3)
based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:
1.
an individual retirement annuity (Section 408(b));
2.
a Roth individual retirement account (Section 408A);
3.
a Simplified Employee Pension plan (Section 408(k));
4.
a tax-sheltered annuity rollover (Section 403(b)).
In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.
In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

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Appendix H: Example – Guarantor Withdrawal Benefit Rider
Example of the Guarantor Withdrawal Benefit – This example illustrates both Rider A and Rider B.
Assumptions:
•
You purchase the contract with a payment of $100,000, and you select a 7-year withdrawal charge schedule.
•
We add a purchase payment credit of $1,000 to your contract.

The Guaranteed Benefit Amount (GBA) equals your purchase payment plus the purchase payment credit:	$101,000
The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
0.07 × $101,000 =	$7,070
The Remaining Benefit Amount (RBA) equals your purchase payment plus the purchase payment credit:	$101,000
On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$110,000
The GBA equals 100% of your contract value:	$110,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $110,000 =	$7,700
During the fourth contract year you decide to take a partial withdrawal of $7,700.
You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
$110,000 – $7,700 =	$102,300
The GBA equals the GBA immediately prior to the partial withdrawal:	$110,000
The GBP equals 7% of your GBA:
0.07 × $110,000 =	$7,700
On the fourth contract anniversary you make an additional purchase payment of $50,000.
We add a purchase payment credit of $500 to your contract.
The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment and purchase payment credit:
$102,300 + $50,500 =	$152,800
The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment and purchase payment credit:
$110,000 + $50,500 =	$160,500
The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment and purchase payment credit:
$7,700 + $3,535 =	$11,235
On the fifth contract anniversary your contract value grows to $200,000. You decide to step up your benefit.
The RBA equals 100% of your contract value:	$200,000
The GBA equals 100% of your contract value:	$200,000
The GBP equals 7% of your stepped-up GBA:
0.07 × $200,000 =	$14,000
During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1) your contract value immediately following the partial withdrawal;
$230,000 – $20,000 =	$210,000
(2) your prior RBA less the amount of the partial withdrawal.
$200,000 – $20,000 =	$180,000
Reset RBA = lesser of (1) or (2) =	$180,000
The GBA gets reset to the lesser of:
(1) your prior GBA	$200,000
(2) your contract value immediately following the partial withdrawal;
$230,000 – $20,000 =	$210,000
Reset GBA = lesser of (1) or (2) =	$200,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $200,000 =	$14,000

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During the eighth contract year your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

(1)	your contract value immediately following the partial withdrawal;
	$175,000 – $25,000 =	$150,000
(2)	your prior RBA less the amount of the partial withdrawal.
	$180,000 – $25,000 =	$155,000
Reset RBA = lesser of (1) or (2) =		$150,000
The GBA gets reset to the lesser of:
(1)	your prior GBA;	$200,000
(2)	your contract value immediately following the partial withdrawal;
	$175,000 – $25,000 =	$150,000
Reset GBA = lesser of (1) or (2) =		$150,000
The Reset GBP is equal to 7% of your Reset GBA:
0.07 × $150,000 =		$10,500

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Appendix I: Examples of the Income Assurer Benefit Riders
The purpose of these examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract’s standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. The contract values shown are hypothetical and do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as “protected investment options”) and the fees and charges that apply to your contract.
For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity – No Refund.
Remember that the riders require you to participate in the PN program. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some PN program investment options include protected investment options and excluded investment options (Columbia Variable Portfolio – Government Money Market Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit – 5% Accumulation Benefit Base rider and the Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in PN program investment options.
Assumptions:
•
You purchase the contract during the 2005 calendar year with a payment of $100,000 and elect the seven-year withdrawal charge schedule; and
•
we immediately add a $1,000 purchase payment credit; and
•
you invest all contract value in the subaccounts (Protected Investment Options); and
•
you make no additional purchase payments, partial withdrawals or changes in the PN program investment options; and
•
the annuitant is male and age 55 at contract issue; and
•
the joint annuitant is female and age 55 at contract issue.
Example — Income Assurer Benefit – MAV
Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:
Contract Anniversary	Assumed Contract Value	Purchase Payments and Credits	Maximum Anniversary Value (MAV)(1)	Guaranteed Income Benefit Base – MAV(2)
1	$109,000	$101,000	$109,000	$109,000
2	127,000	none	127,000	127,000
3	134,000	none	134,000	134,000
4	153,000	none	153,000	153,000
5	86,000	none	153,000	153,000
6	122,000	none	153,000	153,000
7	141,000	none	153,000	153,000
8	155,000	none	155,000	155,000
9	142,000	none	155,000	155,000
10	176,000	none	176,000	176,000
11	143,000	none	176,000	176,000
12	150,000	none	176,000	176,000
13	211,000	none	211,000	211,000
14	201,000	none	211,000	211,000
15	206,000	none	211,000	211,000
(1)
The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)
The Guaranteed Income Benefit Base – MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – MAV does not create contract value or guarantee the performance of any investment option.

108 Evergreen New Solutions Select Variable Annuity — Prospectus

Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:
Contract Anniversary at Exercise	Standard Provisions		Income Assurer Benefit® – MAV
	Assumed Contract Value	Plan B – Life with 10 Years Certain*	Guaranteed Income Benefit Base	Plan B – Life with 10 Years Certain*
10	$176,000	$784.96	$176,000	$784.96
11	143,000	654.94	176,000	806.08
12	150,000	703.50	176,000	825.44
13	211,000	1,017.02	211,000	1,017.02
14	201,000	992.94	211,000	1,042.34
15	206,000	1,046.48	211,000	1,071.88
*
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:
Contract Anniversary at Exercise	Standard Provisions		Income Assurer Benefit® – MAV Provisions
	Assumed Contract Value	Plan D – Last Survivor No Refund*	Guaranteed Income Benefit Base	Plan D – Last Survivor No Refund*
10	$176,000	$631.84	$176,000	$631.84
11	143,000	524.81	176,000	645.92
12	150,000	562.50	176,000	660.00
13	211,000	810.24	211,000	810.24
14	201,000	791.94	211,000	831.34
15	206,000	832.24	211,000	852.44
*
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

Evergreen New Solutions Select Variable Annuity — Prospectus 109

Example — Income Assurer Benefit – 5% Accumulation Benefit Base
Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:
Contract Anniversary	Assumed Contract Value	Purchase Payments and Credits	5% Accumulation Benefit Base(1)	Guaranteed Income Benefit Base – 5% Accumulation Benefit Base(2)
1	$109,000	$101,000	$106,050	$109,000
2	127,000	none	111,353	127,000
3	134,000	none	116,920	134,000
4	153,000	none	122,766	153,000
5	86,000	none	128,904	128,904
6	122,000	none	135,350	135,350
7	141,000	none	142,117	142,117
8	155,000	none	149,223	155,000
9	142,000	none	156,684	156,684
10	176,000	none	164,518	176,000
11	143,000	none	172,744	172,744
12	150,000	none	181,381	181,381
13	211,000	none	190,451	211,000
14	201,000	none	199,973	201,000
15	206,000	none	209,972	209,972
(1)
The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)
The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.
Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:
Contract Anniversary at Exercise	Standard Provisions		Income Assurer Benefit® 5% Accumulation Benefit Base
	Assumed Contract Value	Plan B – Life with 10 Years Certain*	Guaranteed Income Benefit Base	Plan B – Life with 10 Years Certain*
10	$176,000	$784.96	$176,000	$784.96
11	143,000	654.94	172,744	791.17
12	150,000	703.50	181,381	850.68
13	211,000	1,017.02	211,000	1,017.02
14	201,000	992.94	201,000	992.94
15	206,000	1,046.48	209,972	1,066.66
*
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:
Contract Anniversary at Exercise	Standard Provisions		Income Assurer Benefit – 5% Accumulation Benefit Base
	Assumed Contract Value	Plan D – Last Survivor No Refund*	Guaranteed Income Benefit Base	Plan D – Last Survivor No Refund*
10	$176,000	$631.84	$176,000	$631.84
11	143,000	524.81	172,744	633.97
12	150,000	562.50	181,381	680.18
13	211,000	810.24	211,000	810.24
14	201,000	791.94	201,000	791.94
15	206,000	832.24	209,972	848.29

110 Evergreen New Solutions Select Variable Annuity — Prospectus

*
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.
Example — Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base
Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:
Contract Anniversary	Assumed Contract Value	Purchase Payments and Credits	Maximum Anniversary Value(1)	5% Accumulation Benefit Base(1)	Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base(2)
1	$109,000	$101,000	$109,000	$106,050	$109,000
2	127,000	none	127,000	111,353	127,000
3	134,000	none	134,000	116,920	134,000
4	153,000	none	153,000	122,766	153,000
5	86,000	none	153,000	128,904	153,000
6	122,000	none	153,000	135,350	153,000
7	$109,000	$101,000	$109,000	$106,050	$109,000
8	127,000	none	127,000	111,353	127,000
9	134,000	none	134,000	116,920	134,000
10	153,000	none	153,000	122,766	153,000
11	86,000	none	153,000	128,904	153,000
12	122,000	none	153,000	135,350	153,000
13	$109,000	$101,000	$109,000	$106,050	$109,000
14	127,000	none	127,000	111,353	127,000
15	134,000	none	134,000	116,920	134,000
(1)
The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2)
The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base – Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.
Plan B – Life Annuity with 10 Years Certain
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B – Life Annuity with 10 Years Certain would be:
Contract Anniversary at Exercise	Standard Provisions		Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base
	Assumed Contract Value	Plan B – Life with 10 Years Certain*	Guaranteed Income Benefit Base	Plan B – Life with 10 Years Certain*
10	$176,000	$784.96	$176,000	$784.96
11	143,000	654.94	176,000	806.08
12	150,000	703.50	181,381	850.68
13	211,000	1,017.02	211,000	1,017.02
14	201,000	992.94	211,000	1,042.34
15	206,000	1,046.48	211,000	1,071.88
*
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

Evergreen New Solutions Select Variable Annuity — Prospectus 111

Plan D – Joint and Last Survivor Life Annuity – No Refund
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D – Joint and Last Survivor Life Annuity – No Refund would be:
Contract Anniversary at Exercise	Standard Provisions		Income Assurer Benefit – Greater of MAV or 5% Accumulation Benefit Base
	Assumed Contract Value	Plan D – Last Survivor No Refund*	Guaranteed Income Benefit Base	Plan D – Last Survivor No Refund*
10	$176,000	$631.84	$176,000	$631.84
11	143,000	524.81	176,000	645.92
12	150,000	562.50	181,381	680.18
13	211,000	810.24	211,000	810.24
14	201,000	791.94	211,000	831.34
15	206,000	832.24	211,000	852.44
*
The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.
NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

112 Evergreen New Solutions Select Variable Annuity — Prospectus

Appendix J: Example – Benefit Protector Death Benefit Rider
Example of the Benefit Protector
Assumptions:
•
You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and
•
You have selected the seven-year withdrawal charge schedule; and
•
We add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.

During the first contract year the contract value grows to $105,000. The death benefit under the MAV
Death Benefit equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit
Protector does not provide any additional benefit at this time

On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
MAV Death Benefit (contract value):	$110,000
plus the Benefit Protector benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV Death Benefit (MAV):	$110,000
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges)
from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that
$5,000 of the partial withdrawal is contract earnings). The death benefit equals:

MAV Death Benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector benefit (40% of earnings at death):
0.40 × ($57,619 – $55,000) =	+1,048
Total death benefit of:	$58,667
On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:

MAV Death Benefit (contract value):	$200,000
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000
Total death benefit of:	$255,000
During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:

MAV Death Benefit (contract value less any purchase payment credits added in the last 12 months):	$249,500
plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)	+55,000
Total death benefit of:	$304,500
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:

Evergreen New Solutions Select Variable Annuity — Prospectus 113

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old)0.40 × ($250,000 – $105,000) =	+58,000
Total death benefit of:	$308,000

114 Evergreen New Solutions Select Variable Annuity — Prospectus

Appendix K: Example – Benefit Protector Plus Death Benefit Rider
Example of the Benefit Protector Plus
Assumptions:
•
You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and
•
You have selected the seven-year withdrawal charge schedule; and
•
We add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.

During the first contract year the contract value grows to $105,000. The death benefit equals MAV Death
Benefit, which is the contract value, less any purchase payment credits added to the contract in the last
12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector
Plus does not provide any additional benefit at this time.

On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:

MAV Death Benefit (contract value):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death
(MAV rider minus payments not previously withdrawn):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
MAV Death Benefit (MAV):	$110,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($110,000 – $100,000) =	+4,000
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.10 × $100,000 =	+10,000
Total death benefit of:	$124,000
During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges)
from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 – $45,000 = $55,000 (remember that
$5,000 of the partial withdrawal is contract earnings). The death benefit equals:

MAV Death Benefit (MAV adjusted for partial withdrawals):	$57,619
plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
0.40 × ($57,619 – $55,000) =	+1,048
plus 10% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.10 × $55,000 =	+5,500
Total death benefit of:	$64,167
On the third contract anniversary the contract value falls $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

MAV Death Benefit (contract value):	$200,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000
Total death benefit of:	$266,000

Evergreen New Solutions Select Variable Annuity — Prospectus 115

During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:

MAV Death Benefit (contract value less any purchase payment credits added in the last 12 months):	$249,500
plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old	+55,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000
Total death benefit of:	$315,500
During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:

MAV Death Benefit (contract value):	$250,000
plus the Benefit Protector Plus benefit which equals 40% of earnings at death
(MAV rider minus payments not previously withdrawn):
0.40 × ($250,000 – $105,000) =	+58,000
plus 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 × $55,000 =	+11,000
Total death benefit of:	$319,000

116 Evergreen New Solutions Select Variable Annuity — Prospectus

Appendix L: Withdrawal Benefit Riders: Electing Step Up or Spousal Continuation Step Up
Example – Withdrawal Benefit Riders: Electing Step Up or Spousal Continuation Step Up
Assumptions:
This example assumes that the covered person (for joint life, younger covered spouse) is 65 or older and there are no additional purchase payments or withdrawals.
•
You own a RiverSource variable annuity with a withdrawal benefit rider. You are currently invested in the Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (a Portfolio Navigator fund) with a current rider fee of 0.65%.
Your Contract Value (CV) is $100,000 and your withdrawal benefit rider currently provides the following benefits:
1)
You can withdraw $6,000 a year for the rest of your life. This is your Annual Lifetime Payment. Or
2)
You can withdraw $7,000 a year until you have withdrawn a total of $100,000. This is your Guaranteed Benefit Payment.
Based on your current CV, you will pay a rider fee of approximately $650 on your next annuity contract anniversary.
•
The annual fee for this rider has increased to 0.95% for clients invested in the Variable Portfolio – Moderately Aggressive Portfolio (Class 2).
The following compares certain options available to you. Changes to rider values or fees are presented for two different scenarios where your CV increases to either $110,000 or $101,000 over the contract year:
1) Elect to lock in your contract gains to your benefit values (step up):
	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$600	$60
Increase in Guaranteed Benefit Payment	$700	$70
Increase in Annual Rider Fee	0.30%	0.30%
Increase in Annual Contract Charge	$330	$303
Automatic step ups will continue on your next anniversary (if available under your rider).
2) Do not elect to lock in your contract gains (no step up):
	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$0	$0
Increase in Guaranteed Benefit Payment	$0	$0
Increase in Annual Rider Fee	0%	0%
Increase in Annual Contract Charge	$65	$6.50
Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. On your next anniversary, you will again have the option to elect the step up (lock in contract gains)
3) Move to one of the Portfolio Stabilizer funds and elect the step up:
	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$600	$60
Increase in Guaranteed Benefit Payment	$700	$70
Increase in Annual Rider Fee	0%	0%
Increase in Annual Contract Charge	$65	$6.50
Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. Automatic step ups will continue on your next anniversary (if available under your rider).
The above example is for illustrative purposes only. The assumptions and calculations used are not intended to be consistent with any one rider, but instead are intended to provide an idea of how different scenarios would operate. Your specific rider may use different calculations for fees or have different benefits available. For a full description and rules applicable to step up options under your rider, please see the “Optional Living Benefits” section.
Electing to step up may result in different increases to the annual rider charge relative to the increase in your rider values. You should weigh the resulting increased charge due to the step up versus the increases to your benefits to determine the option that is best for you.

Evergreen New Solutions Select Variable Annuity — Prospectus 117

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The Statement of Additional Information (SAI) includes additional information about the Contract. The SAI, dated the same date as this prospectus, is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy of the SAI, or for more information about the Contract, call us at 1-800-862-7919, visit our website at riversource.com/annuities or write to us at: 70100 Ameriprise Financial Center Minneapolis, MN 55474.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
PRO9027_12_D02_(09/25)
Reports and other information about RiverSource Variable Annuity Account and RiverSource Life Insurance Company are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000044142; C000267025
© 2008-2024 RiverSource Life Insurance Company. All rights reserved.

STATEMENT OF ADDITIONAL INFORMATION

FOR

EVERGREEN ESSENTIAL VARIABLE ANNUITY

EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY

EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY

EVERGREEN PATHWAYS VARIABLE ANNUITY

EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY

EVERGREEN PRIVILEGE VARIABLE ANNUITY

RIVERSOURCE® ACCESSCHOICE SELECT VARIABLE ANNUITY

RIVERSOURCE® BUILDER SELECT VARIABLE ANNUITY

RIVERSOURCE® ENDEAVOR SELECT VARIABLE ANNUITY

RIVERSOURCE® FLEXCHOICE VARIABLE ANNUITY

RIVERSOURCE® FLEXCHOICE SELECT VARIABLE ANNUITY

RIVERSOURCE® GALAXY PREMIER VARIABLE ANNUITY

RIVERSOURCE® INNOVATIONS VARIABLE ANNUITY

RIVERSOURCE® INNOVATIONS SELECT VARIABLE ANNUITY

RIVERSOURCE® INNOVATIONS CLASSIC VARIABLE ANNUITY

RIVERSOURCE® INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY

RIVERSOURCE® NEW SOLUTIONS VARIABLE ANNUITY

RIVERSOURCE® PINNACLE VARIABLE ANNUITY

RIVERSOURCE® SIGNATURE VARIABLE ANNUITY

RIVERSOURCE® SIGNATURE SELECT VARIABLE ANNUITY

RIVERSOURCE® SIGNATURE ONE VARIABLE ANNUITY

RIVERSOURCE® SIGNATURE ONE SELECT VARIABLE ANNUITY

WELLS FARGO ADVANTAGE VARIABLE ANNUITY

WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY

WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY

WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY

WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY

RIVERSOURCE VARIABLE ANNUITY ACCOUNT

September 22, 2025

RiverSource Variable Annuity Account is a separate account of RiverSource Life Insurance Company (RiverSource Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your investment professional, or by writing or calling us at the address and telephone number below. This SAI contains financial information for all the subaccounts of the RiverSource Variable Annuity Account. Not all subaccounts shown will apply to your specific contract.

RiverSource Life Insurance Company

829 Ameriprise Financial Center

Minneapolis, MN 55474

1-800-333-3437

SAI9000_12_D02_(09/25)

2	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Company

We are RiverSource Life Insurance Company (the “Company”, “we”, “our” and “us”). We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc. We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts (including indexed linked annuity contracts) and life insurance policies.

Non-Principal Risks of Investing in the Contracts

Fund of Funds Risk. Funds that are “funds of funds” (or “feeder funds”) invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return.

Money Market Fund Sub-Account Delay of Payment Risk. If, pursuant to SEC rules, a Fund that is a money market fund suspends payment of redemption proceeds in connection with a liquidation of such Fund, we will delay payment of any transfer, partial withdrawal, full surrender, or death benefit from the corresponding Subaccount until the Fund is liquidated.

Mixed and Shared Funding Risk. Fund shares may be sold to our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another underlying Fund.

BUSINESS CONTINUITY/DISASTER RECOVERY

Disruptive events, including natural or man-made disasters and public health crises may adversely affect our ability to conduct business, including if our employees, the employees of intermediaries or service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations could interfere with processing of transactions (including the issuance of contracts). Also, disruptions may interfere with our ability to receive, pick up and process mail and messages, impact our ability to calculate values, or cause other operational or system issues. Furthermore, these disruptions may persist even if our employees, the employees of intermediaries or service providers are able to work remotely. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that RiverSource Life, the Funds, or our service providers will avoid losses affecting your policy due to a disaster or other catastrophe.

Services

Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus.

We also have entered into agreements with the following entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life may change over time. We may modify, terminate, or enter into new arrangements with service providers at any time.

Entities that provide a significant amount of services to RiverSource Life are listed in the table below, along with a description of the services provided and the basis for compensation paid.

Name of Service Provider	Services Provided	Principal Business Address	Basis for Compensation Paid

Ameriprise Financial, Inc. (“AFI”)*	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	901 Third Ave South, Minneapolis, MN 55402 USA	Expense allocation based primarily on policies in force, secondarily on policies issued or cash sales (for acquisition expenses)

Ameriprise India LLP (“Amp India”)*	Administrative support related to new business and servicing of existing contracts and policies	Plot No. 14, Sector 18 Udyog Vihar Gurugram, Haryana – 122 015 India	Expense allocation based on number of service provider employees dedicated to performing services

Foundever Asia, Inc. (“Foundever Asia”) (previously known as Sykes Enterprises Incorporated)	Administrative support related to new business and servicing of existing contracts and policies	10th Floor, Glorietta BPO 1 Office Tower Makati City 1224 Metro Manila Philippines	Expense allocation based on number of contacts made or received from customers

*	Affiliated Entities

The aggregate dollar amount paid to AFI by RiverSource Life for the services provided in 2024 was $17,461,314, in 2023 was

$20,661,758, and in 2022 was $20,635,581.

The aggregate dollar amount paid to Amp India by RiverSource Life for the services provided in 2024 was $5,050,412, in 2023 was $4,115,930, and in 2022 was $3,629,759.

The aggregate dollar amount paid to Foundever Asia by RiverSource Life for the services provided in 2024 was $1,510,481, in 2023 was $1,334,367, and in 2022 was $1,497,395.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	3

Contract Adjustment

Market Value Adjustment (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as “early surrenders.” The examples may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA fixed account, regular fixed account and the fees and charges that apply to your contract.

Assumptions:

•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

•	we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

•	after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

Example 1: Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA’s 3.0% rate is less than the 3.6% rate so the MVA will be negative.

Example 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA’s 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

Sample MVA Calculations

The precise MVA formula we apply is as follows:

[tbl:cal1,6,,0]

[tbl:cal3,6,,0]

Where i	=	rate earned in the GPA from which amounts are being transferred or surrendered.

j	=	current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).

n	=	number of months remaining in the current Guarantee Period (rounded up to the next month).

Keep in mind that the current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.

Examples — MVA

Using assumptions similar to those we used in the examples above:

•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

•	we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

•	after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.

4	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Example 1: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

[tbl:cal1,6,,0]

In this example, the MVA is a negative $39.84.

Assume that immediately before the $1,000 surrender, the value of your GPA was $10,000. If you requested to receive a net surrender amount, the GPA value is reduced by the $1,000 you requested, the $39.84 negative MVA, and any applicable surrender charge. The percentage change in the value of your GPA due to the negative MVA is –0.40%.

In this example, assuming no surrender charge applies, you receive the $1,000 you requested and the value remaining in your GPA is $8,960.16.

Example 2: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

[tbl:cal1,6,,0]

In this example, the MVA is a positive $27.61

Assume that immediately before the $1,000 surrender, the value of your GPA was $10,000. If you requested to receive a net surrender amount, the GPA value is reduced by the $1,000 you requested and any applicable surrender charge but increased by the $27.61 positive MVA. The percentage change in the value of your GPA due to the positive MVA is 0.28%.

In this example, assuming no surrender charge applies, you receive the $1,000 you requested and the value remaining in your GPA is $9,027.61.

Please note that, depending on the surrender charge schedule applicable to any purchase payments you allocate to a GPA, a surrender charge may also apply. We do not apply MVAs to the amounts we deduct for surrender charges, so we would deduct any applicable surrender charge from your early surrender after we applied the MVA. Also note that when you request an early surrender, we surrender an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable surrender charge, unless you request otherwise.

The examples below demonstrate the impact an MVA may have on the death benefits available under the contract. Under certain death benefits, the value of the death benefit is reduced proportionally when you take a partial surrender. If you request a partial surrender from the GPAs that will give you the net amount you requested after we apply any applicable MVA and surrender charge, the MVA could increase or decrease the percentage of contract value that is withdrawn. In these circumstances, a negative MVA would increase the impact of an adjusted partial withdrawal (which is based on the percentage of contract value that is withdrawn) on the value of the death benefit.

Example 1. Death benefit calculation that includes the full surrender value

Assumptions:

•	Contract Value = $99,000

•	Surrender Charge = $2,000

•	Market Value Adjustment = $5,000

•	No rider charges

•	Return of Purchase Payment Death Benefit = $100,000

Full surrender Value = Contract Value – Surrender Charge + Market Value Adjustment = $99,000 – $2,000 + $5,000 = $102,000

Death Benefit = Greater of Contract Value, Return of Purchase Payment Death Benefit, and full surrender value = $102,000

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	5

Example 2. - Proportional adjustment to the death benefit due to a partial surrender:

Assumptions:

•	Contract Value (before the partial surrender) = $50,000

•	Return of Purchase Payment Death Benefit (before the partial surrender) = $55,000

•	Net Partial Surrender requested = $5,000

•	MVA Amount = -$500

•	Surrender Charge = $0

Amount withdrawn from Contract Value = $5,500

Remaining Contract Value = $44,500

Adjusted Partial Surrenders = $55,000 x $5,500 / $50,000 = $6,050

Adjusted Return of Purchase Payment Death Benefit = $55,000 - $6,050 = $48,950

Death Benefit = Greater of Contract Value and Return of Purchase Payment Death Benefit = $48,950

Calculating Annuity Payouts

VARIABLE ANNUITY PAYOUTS

We do the following calculations separately for each of the subaccounts of the variable account. The separate monthly payouts, added together, make up your total variable annuity payout.

Initial Payout: To compute your first monthly payout, we:

•	determine the dollar value of your contract on the valuation date and deduct any applicable premium tax; then

•	apply the result to the annuity table contained in the contract or another table at least as favorable.

The annuity table shows the amount of the first monthly payout for each $1,000 of value which depends on factors built into the table, as described below.

Annuity Units: We then convert the value of your subaccount to annuity units. To compute the number of units credited to you, we divide the first monthly payout by the annuity unit value (see below) on the valuation date. The number of units in your subaccount is fixed. The value of the units fluctuates with the performance of the underlying fund.

Subsequent Payouts: To compute later payouts, we multiply:

•	the annuity unit value on the valuation date; by

•	the fixed number of annuity units credited to you.

Annuity Unit Values: We originally set this value at $1 for each subaccount. To calculate later values we multiply the last annuity value by the product of:

•	the net investment factor; and

•	the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

Net Investment Factor: We determine the net investment factor by:

•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

•	dividing that sum by the previous adjusted net asset value per share; and

6	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

•	subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a subaccount.

FIXED ANNUITY PAYOUTS

We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

•	take the amount of contract value at the retirement date or the date you selected to begin receiving your annuity payouts and which you want to be applied to fixed annuity payouts; then

•	using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	7

Rating Agencies

We receive ratings from independent rating agencies. These agencies evaluate the creditworthiness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency’s estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our general account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.

For detailed information on the agency ratings given to RiverSource Life, see “Investor Relations — Financial Information — Credit Ratings” on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best	www.ambest.com

Moody’s	www.moodys.com

Standard & Poor’s	www.standardandpoors.com

A.M. Best — Rates insurance companies for their financial strength.

Moody’s — Rates insurance companies for their financial strength.

Standard & Poor’s — Rates insurance companies for their financial strength.

Principal Underwriter

RiverSource Distributors, Inc. (RiverSource Distributors) serves as principal underwriter for the contracts, which it offers on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). RiverSource Distributors is not required to sell any specific number or dollar amount of securities, but will use its best efforts to sell the securities offered. The contracts are offered to the public through certain securities broker-dealers and through entities that may offer the contracts but are exempt from registration that have entered into selling agreements with RiverSource Life and RiverSource Distributors and whose personnel are legally authorized to sell annuity products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

The aggregate dollar amount of underwriting commission paid to RiverSource Distributors by RiverSource Life in 2024 was $439,655,537, in 2023 was $394,275,424, and in 2022 was $408,452,683. RiverSource Distributors retains no underwriting commissions from the sale of the contracts.

Independent Registered Public Accounting Firm

The consolidated financial statements of RiverSource Life Insurance Company and its subsidiaries as of December 31, 2024 and December 31, 2023 and for each of the three years in the period ended December 31, 2024 and the financial statements of each of the divisions of RiverSource Variable Annuity Account as of December 31, 2024 and for the period then ended and the statement of changes in net assets for each of the two years in the period ended December 31, 2024 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Custodian

RiverSource Life is the custodian of the assets of RiverSource Variable Annuity Account. RiverSource Life holds these assets for safekeeping, maintains records and accounts relating to the variable account including purchase and redemption transactions, and is responsible for administration of the contracts. RiverSource Life’s principal offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

8	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE COMPANY AND

THE CONTRACT OWNERS OF RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource Variable Annuity Account, as indicated in Note 1, as of December 31, 2024, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource Variable Annuity Account as of December 31, 2024, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource Variable Annuity Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource Variable Annuity Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 24, 2025

We have served as the auditor of one or more of the divisions of RiverSource Variable Annuity Account since 2010.

10	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Assets and Liabilities

December 31, 2024	AB VPS Bal Hedged Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B	AB VPS Sus Gbl Thematic, Cl B
Assets
Investments, at fair value(1),(2)	$305,504	$8,098,950	$2,776,045	$4,492,130	$873,929
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	4,152	—	—	—
Receivable for share redemptions	342	12,165	4,217	5,925	1,288
Total assets	305,846	8,115,267	2,780,262	4,498,055	875,217

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	302	10,642	2,896	4,565	970
Administrative charge	40	1,057	365	596	114
Contract terminations	—	466	956	764	204
Payable for investments purchased	—	4,152	—	—	—
Total liabilities	342	16,317	4,217	5,925	1,288
Net assets applicable to contracts in accumulation period	303,233	8,098,348	2,773,328	4,490,357	871,563
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	2,271	602	2,717	1,773	2,366
Total net assets	$305,504	$8,098,950	$2,776,045	$4,492,130	$873,929
(1) Investment shares	33,907	537,779	34,822	145,518	26,644
(2) Investments, at cost	$349,857	$7,690,848	$1,722,215	$3,671,784	$637,040

December 31, 2024 (continued)	Allspg VT Dis All Cap Gro, Cl 1	Allspg VT Dis All Cap Gro, Cl 2	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2
Assets
Investments, at fair value(1),(2)	$364,506	$15,744,549	$5,560,897	$579,908	$3,998,278
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	391	38,941	11,889	678	4,778
Total assets	364,897	15,783,490	5,572,786	580,586	4,003,056

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	343	18,185	6,155	602	4,160
Administrative charge	48	2,086	734	76	527
Contract terminations	—	18,670	5,000	—	91
Payable for investments purchased	—	—	—	—	—
Total liabilities	391	38,941	11,889	678	4,778
Net assets applicable to contracts in accumulation period	364,506	15,743,506	5,558,711	579,908	3,996,663
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	—	1,043	2,186	—	1,615
Total net assets	$364,506	$15,744,549	$5,560,897	$579,908	$3,998,278
(1) Investment shares	12,462	573,154	280,005	21,614	148,856
(2) Investments, at cost	$303,522	$14,255,753	$4,737,207	$479,728	$3,300,197

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	11

Statements of Assets and Liabilities

December 31, 2024 (continued)	Allspg VT Sm Cap Gro, Cl 2	BNY Mellon IP MidCap Stock, Serv	BNY Mellon IP Tech Gro, Serv	BNY Mellon Sus US Eq, Init	BNY Mellon VIF Appr, Serv
Assets
Investments, at fair value(1),(2)	$3,109,150	$76,889	$2,530,123	$435,706	$131,713
Dividends receivable	—	—	—	—	52
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	4,007	102	5,110	521	168
Total assets	3,113,157	76,991	2,535,233	436,227	131,933

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	3,593	93	3,284	464	151
Administrative charge	414	9	338	57	17
Contract terminations	—	—	1,488	—	—
Payable for investments purchased	—	—	—	—	52
Total liabilities	4,007	102	5,110	521	220
Net assets applicable to contracts in accumulation period	3,108,147	70,655	2,528,347	434,598	123,262
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	1,003	6,234	1,776	1,108	8,451
Total net assets	$3,109,150	$76,889	$2,530,123	$435,706	$131,713
(1) Investment shares	333,242	3,762	80,169	7,849	3,696
(2) Investments, at cost	$3,023,016	$63,203	$1,541,747	$282,710	$132,420

December 31, 2024 (continued)	CB Var Sm Cap Gro, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
Assets
Investments, at fair value(1),(2)	$90,608	$2,381,909	$13,811,879	$15,386,885	$5,312,850
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	360	1,499
Receivable for share redemptions	130	2,916	21,845	22,583	8,002
Total assets	90,738	2,384,825	13,833,724	15,409,828	5,322,351

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	119	2,602	16,286	19,697	7,027
Administrative charge	11	314	1,829	2,034	697
Contract terminations	—	—	3,730	852	278
Payable for investments purchased	—	—	—	360	1,499
Total liabilities	130	2,916	21,845	22,943	9,501
Net assets applicable to contracts in accumulation period	85,868	2,381,586	13,811,016	15,386,576	5,312,555
Net assets applicable to contracts in payment period	—	—	—	49	—
Net assets applicable to seed money	4,740	323	863	260	295
Total net assets	$90,608	$2,381,909	$13,811,879	$15,386,885	$5,312,850
(1) Investment shares	3,272	49,325	124,611	346,162	522,404
(2) Investments, at cost	$95,978	$948,902	$3,179,711	$6,067,139	$6,944,464

See accompanying notes to financial statements.

12	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Assets and Liabilities

December 31, 2024 (continued)	Col VP Govt Money Mkt, Cl 1	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 3
Assets
Investments, at fair value(1),(2)	$96,500	$21,451,587	$2,877,301	$231,707	$2,708,381
Dividends receivable	11	2,407	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	105	30,028	4,540	253	4,084
Total assets	96,616	21,484,022	2,881,841	231,960	2,712,465

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	92	25,345	3,699	223	3,628
Administrative charge	13	2,806	380	30	356
Contract terminations	—	1,877	461	—	100
Payable for investments purchased	—	—	—	—	—
Total liabilities	105	30,028	4,540	253	4,084
Net assets applicable to contracts in accumulation period	96,511	21,451,869	2,876,918	231,707	2,708,053
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	—	2,125	383	—	328
Total net assets	$96,511	$21,453,994	$2,877,301	$231,707	$2,708,381
(1) Investment shares	96,500	21,451,587	468,616	36,489	422,524
(2) Investments, at cost	$96,499	$21,451,149	$3,029,473	$291,626	$3,204,505

December 31, 2024 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Overseas Core, Cl 3
Assets
Investments, at fair value(1),(2)	$6,068,160	$162,619	$798,563	$6,191,187	$305,277
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	7,933	169	1,204	7,806	388
Total assets	6,076,093	162,788	799,767	6,198,993	305,665

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	7,108	148	1,066	6,271	348
Administrative charge	799	21	105	815	40
Contract terminations	26	—	33	720	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	7,933	169	1,204	7,806	388
Net assets applicable to contracts in accumulation period	6,067,914	162,619	795,930	6,189,069	303,044
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	246	—	2,633	2,118	2,233
Total net assets	$6,068,160	$162,619	$798,563	$6,191,187	$305,277
(1) Investment shares	726,726	3,321	16,595	124,999	23,197
(2) Investments, at cost	$7,371,309	$50,350	$142,670	$1,173,364	$299,546

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	13

Statements of Assets and Liabilities

December 31, 2024 (continued)	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3	Col VP Sm Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$100,351	$1,717,667	$20,211	$678,710	$725,416
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	152	3,635	27	837	1,047
Total assets	100,503	1,721,302	20,238	679,547	726,463

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	139	2,010	25	739	951
Administrative charge	13	228	2	90	96
Contract terminations	—	1,397	—	8	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	152	3,635	27	837	1,047
Net assets applicable to contracts in accumulation period	97,142	1,716,635	16,105	678,199	724,391
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	3,209	1,032	4,106	511	1,025
Total net assets	$100,351	$1,717,667	$20,211	$678,710	$725,416
(1) Investment shares	2,340	31,157	496	17,560	54,748
(2) Investments, at cost	$43,681	$482,482	$6,764	$246,086	$733,367

December 31, 2024 (continued)	Col VP Sm Co Gro, Cl 1	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 3
Assets
Investments, at fair value(1),(2)	$22,786	$115,997	$3,541,796	$13,999	$1,119,931
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	25	126	4,690	21	1,637
Total assets	22,811	116,123	3,546,486	14,020	1,121,568

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	22	111	4,218	19	1,489
Administrative charge	3	15	466	2	148
Contract terminations	—	—	6	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	25	126	4,690	21	1,637
Net assets applicable to contracts in accumulation period	22,786	115,997	3,541,654	11,352	1,119,547
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	—	—	142	2,647	384
Total net assets	$22,786	$115,997	$3,541,796	$13,999	$1,119,931
(1) Investment shares	1,613	13,227	403,854	779	258,049
(2) Investments, at cost	$20,465	$135,791	$4,085,617	$25,800	$1,542,697

See accompanying notes to financial statements.

14	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Assets and Liabilities

December 31, 2024 (continued)	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 3	EV VT Floating-Rate Inc, Init Cl	Fid VIP Bal, Serv Cl	Fid VIP Bal, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$853,297	$29,440	$547,869	$265,921	$155,078
Dividends receivable	—	—	3,289	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	1,191	41	798	290	202
Total assets	854,488	29,481	551,956	266,211	155,280

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,078	38	726	255	182
Administrative charge	113	3	72	35	20
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	3,289	—	—
Total liabilities	1,191	41	4,087	290	202
Net assets applicable to contracts in accumulation period	852,720	24,265	529,072	265,921	154,643
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	577	5,175	18,797	—	435
Total net assets	$853,297	$29,440	$547,869	$265,921	$155,078
(1) Investment shares	11,909	590	63,632	10,925	6,546
(2) Investments, at cost	$293,611	$10,899	$574,668	$182,315	$110,630

December 31, 2024 (continued)	Fid VIP Contrafund, Serv Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Dyn Appr, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$3,486,254	$34,026,401	$877,251	$1,225,542	$68,772
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	3,901	53,183	1,022	1,602	87
Total assets	3,490,155	34,079,584	878,273	1,227,144	68,859

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	3,442	41,547	908	1,441	78
Administrative charge	459	4,511	114	161	9
Contract terminations	—	7,125	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	3,901	53,183	1,022	1,602	87
Net assets applicable to contracts in accumulation period	3,486,254	34,025,604	876,099	1,225,346	68,095
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	—	797	1,152	196	677
Total net assets	$3,486,254	$34,026,401	$877,251	$1,225,542	$68,772
(1) Investment shares	60,652	613,088	45,905	40,675	2,337
(2) Investments, at cost	$2,131,351	$22,108,790	$566,610	$793,376	$41,490

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	15

Statements of Assets and Liabilities

December 31, 2024 (continued)	Fid VIP Gro, Serv Cl	Fid VIP Gro, Serv Cl 2	Fid VIP Hi Inc, Serv Cl	Fid VIP Hi Inc, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$46,763	$2,222,267	$589,434	$258,580	$5,524,634
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	154
Receivable for share redemptions	48	2,678	665	321	8,411
Total assets	46,811	2,224,945	590,099	258,901	5,533,199

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	42	2,386	588	287	7,423
Administrative charge	6	292	77	34	723
Contract terminations	—	—	—	—	265
Payable for investments purchased	—	—	—	—	154
Total liabilities	48	2,678	665	321	8,565
Net assets applicable to contracts in accumulation period	46,763	2,214,066	589,434	258,217	5,524,324
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	—	8,201	—	363	310
Total net assets	$46,763	$2,222,267	$589,434	$258,580	$5,524,634
(1) Investment shares	487	23,962	125,947	57,848	520,210
(2) Investments, at cost	$34,484	$1,764,771	$674,233	$306,708	$6,348,208

December 31, 2024 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2
Assets
Investments, at fair value(1),(2)	$4,776,896	$11,462,201	$41,490	$2,918,500	$1,507,788
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	19	—	3,868	—
Receivable for share redemptions	6,831	15,380	54	4,291	1,738
Total assets	4,783,727	11,477,600	41,544	2,926,659	1,509,526

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	4,829	12,856	49	3,754	1,545
Administrative charge	630	1,523	5	379	193
Contract terminations	1,372	1,001	—	158	—
Payable for investments purchased	—	19	—	3,868	—
Total liabilities	6,831	15,399	54	8,159	1,738
Net assets applicable to contracts in accumulation period	4,776,896	11,461,604	41,369	2,918,050	1,507,414
Net assets applicable to contracts in payment period	—	3	—	—	—
Net assets applicable to seed money	—	594	121	450	374
Total net assets	$4,776,896	$11,462,201	$41,490	$2,918,500	$1,507,788
(1) Investment shares	129,385	323,061	1,639	116,044	122,884
(2) Investments, at cost	$4,169,858	$10,428,941	$34,630	$2,348,165	$1,828,520

See accompanying notes to financial statements.

16	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Assets and Liabilities

December 31, 2024 (continued)	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Rising Divd, Cl 2	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$3,805,529	$16,588,223	$192,920	$2,970,621	$5,301,846
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	4,942	19,674	312	3,533	6,086
Total assets	3,810,471	16,607,897	193,232	2,974,154	5,307,932

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	4,439	17,479	286	3,141	5,382
Administrative charge	503	2,190	26	392	704
Contract terminations	—	5	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	4,942	19,674	312	3,533	6,086
Net assets applicable to contracts in accumulation period	3,804,942	16,587,216	187,442	2,969,961	5,299,542
Net assets applicable to contracts in payment period	—	—	84	—	6
Net assets applicable to seed money	587	1,007	5,394	660	2,298
Total net assets	$3,805,529	$16,588,223	$192,920	$2,970,621	$5,301,846
(1) Investment shares	265,009	1,012,094	6,870	207,446	358,475
(2) Investments, at cost	$3,856,383	$16,342,607	$163,345	$2,993,896	$5,685,084

December 31, 2024 (continued)	GS VIT Intl Eq Insights, Inst	GS VIT Mid Cap Val, Inst	GS VIT Strategic Gro, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I
Assets
Investments, at fair value(1),(2)	$5,318	$9,103,465	$221,837	$1,783,990	$3,177,896
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	42	—	—	—
Receivable for share redemptions	7	13,148	296	2,102	3,753
Total assets	5,325	9,116,655	222,133	1,786,092	3,181,649

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	6	11,506	267	1,868	3,329
Administrative charge	1	1,205	29	234	424
Contract terminations	—	437	—	—	—
Payable for investments purchased	—	42	—	—	—
Total liabilities	7	13,190	296	2,102	3,753
Net assets applicable to contracts in accumulation period	5,115	9,102,796	221,557	1,778,806	3,177,167
Net assets applicable to contracts in payment period	—	—	—	—	56
Net assets applicable to seed money	203	669	280	5,184	673
Total net assets	$5,318	$9,103,465	$221,837	$1,783,990	$3,177,896
(1) Investment shares	605	539,625	14,414	82,287	39,958
(2) Investments, at cost	$5,194	$8,371,770	$179,970	$1,406,415	$2,116,465

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	17

Statements of Assets and Liabilities

December 31, 2024 (continued)	Invesco VI Am Fran, Ser II	Invesco VI American Value, Ser II	Invesco VI Cap Appr, Ser I	Invesco VI Cap Appr, Ser II	Invesco VI Comstock, Ser II
Assets
Investments, at fair value(1),(2)	$857,057	$5,644,106	$1,025,753	$8,965,209	$21,487,488
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	30
Receivable for share redemptions	1,216	8,185	1,259	13,827	32,943
Total assets	858,273	5,652,291	1,027,012	8,979,036	21,520,461

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,103	6,443	1,124	11,356	28,341
Administrative charge	113	755	135	1,196	2,851
Contract terminations	—	987	—	1,275	1,751
Payable for investments purchased	—	—	—	—	30
Total liabilities	1,216	8,185	1,259	13,827	32,973
Net assets applicable to contracts in accumulation period	848,565	5,643,779	1,025,753	8,964,035	21,486,848
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	8,492	327	—	1,174	640
Total net assets	$857,057	$5,644,106	$1,025,753	$8,965,209	$21,487,488
(1) Investment shares	11,970	325,684	16,243	150,070	1,042,576
(2) Investments, at cost	$583,027	$5,320,819	$733,314	$6,557,382	$16,514,252

December 31, 2024 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Core Eq, Ser II	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Dis Mid Cap Gro, Ser II	Invesco VI EQV Intl Eq, Ser I
Assets
Investments, at fair value(1),(2)	$5,279,616	$45,908	$71,994	$328,466	$510,954
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	6,369	48	90	415	626
Total assets	5,285,985	45,956	72,084	328,881	511,580

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	5,670	42	80	371	559
Administrative charge	699	6	10	44	67
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	6,369	48	90	415	626
Net assets applicable to contracts in accumulation period	5,279,271	42,537	71,505	322,240	510,954
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	345	3,371	489	6,226	—
Total net assets	$5,279,616	$45,908	$71,994	$328,466	$510,954
(1) Investment shares	157,038	1,375	923	4,908	15,243
(2) Investments, at cost	$4,501,747	$39,060	$67,995	$329,263	$409,338

See accompanying notes to financial statements.

18	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Assets and Liabilities

December 31, 2024 (continued)	Invesco VI EQV Intl Eq, Ser II	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II
Assets
Investments, at fair value(1),(2)	$459,775	$1,061	$1,834,985	$54,783	$10,711,626
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	726
Receivable for share redemptions	651	1	2,159	67	15,175
Total assets	460,426	1,062	1,837,144	54,850	10,727,527

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	591	1	1,917	60	13,255
Administrative charge	60	—	242	7	1,408
Contract terminations	—	—	—	—	512
Payable for investments purchased	—	—	—	—	726
Total liabilities	651	1	2,159	67	15,901
Net assets applicable to contracts in accumulation period	458,553	1,061	1,831,809	54,783	10,711,476
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	1,222	—	3,176	—	150
Total net assets	$459,775	$1,061	$1,834,985	$54,783	$10,711,626
(1) Investment shares	13,979	27	47,465	12,770	2,423,445
(2) Investments, at cost	$430,833	$890	$1,589,055	$66,107	$12,109,006

December 31, 2024 (continued)	Invesco VI Gro & Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Main St, Ser I	Invesco VI Mn St Mid Cap, Ser II	Invesco VI Mn St Sm Cap, Ser II
Assets
Investments, at fair value(1),(2)	$384,688	$44,254	$32,357	$582,168	$1,851,719
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	493	57	40	996	2,207
Total assets	385,181	44,311	32,397	583,164	1,853,926

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	443	52	36	805	1,866
Administrative charge	50	5	4	78	246
Contract terminations	—	—	—	113	95
Payable for investments purchased	—	—	—	—	—
Total liabilities	493	57	40	996	2,207
Net assets applicable to contracts in accumulation period	383,877	40,214	32,357	580,640	1,849,767
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	811	4,040	—	1,528	1,952
Total net assets	$384,688	$44,254	$32,357	$582,168	$1,851,719
(1) Investment shares	18,988	1,792	1,585	54,459	64,995
(2) Investments, at cost	$355,165	$41,502	$33,042	$568,705	$1,368,892

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	19

Statements of Assets and Liabilities

December 31, 2024 (continued)	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Gbl Res, Inst	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv
Assets
Investments, at fair value(1),(2)	$1,178,870	$724,135	$999,733	$195,054	$141,207
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	1,449	920	1,227	264	186
Total assets	1,180,319	725,055	1,000,960	195,318	141,393

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,294	810	1,095	238	167
Administrative charge	155	96	132	26	19
Contract terminations	—	14	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	1,449	920	1,227	264	186
Net assets applicable to contracts in accumulation period	1,178,870	723,822	999,733	194,811	141,207
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	—	313	—	243	—
Total net assets	$1,178,870	$724,135	$999,733	$195,054	$141,207
(1) Investment shares	23,016	9,691	13,770	9,218	3,381
(2) Investments, at cost	$674,745	$514,021	$572,553	$89,276	$113,433

December 31, 2024 (continued)	Janus Henderson VIT Res, Serv	Lazard Retire Intl Eq, Serv	LVIP AC Disc Core Val, Std Cl II	LVIP AC Inflation Prot, Serv Cl	LVIP AC Intl, Serv Cl
Assets
Investments, at fair value(1),(2)	$1,607,303	$35,825	$161,621	$12,094,471	$2,541
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	1,251	—
Receivable for share redemptions	2,189	46	199	18,313	3
Total assets	1,609,492	35,871	161,820	12,114,035	2,544

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,977	41	178	16,159	3
Administrative charge	212	5	21	1,584	—
Contract terminations	—	—	—	570	—
Payable for investments purchased	—	—	—	1,251	—
Total liabilities	2,189	46	199	19,564	3
Net assets applicable to contracts in accumulation period	1,604,619	35,725	161,621	12,085,163	—
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	2,684	100	—	9,308	2,541
Total net assets	$1,607,303	$35,825	$161,621	$12,094,471	$2,541
(1) Investment shares	28,478	3,848	18,870	1,319,781	238
(2) Investments, at cost	$914,805	$39,662	$153,963	$13,571,867	$2,145

See accompanying notes to financial statements.

20	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Assets and Liabilities

December 31, 2024 (continued)	LVIP AC Mid Cap Val, Serv Cl	LVIP AC Ultra, Serv Cl	LVIP AC Val, Serv Cl	LVIP AC Val, Std Cl II	LVIP Baron Gro Opp, Serv Cl
Assets
Investments, at fair value(1),(2)	$82,354	$6,348,564	$385,171	$262,011	$58,134
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	121	12,008	611	322	74
Total assets	82,475	6,360,572	385,782	262,333	58,208

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	111	8,290	561	288	66
Administrative charge	10	848	50	34	8
Contract terminations	—	2,870	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	121	12,008	611	322	74
Net assets applicable to contracts in accumulation period	77,849	6,346,644	381,834	262,011	57,800
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	4,505	1,920	3,337	—	334
Total net assets	$82,354	$6,348,564	$385,171	$262,011	$58,134
(1) Investment shares	4,185	218,652	31,453	21,425	771
(2) Investments, at cost	$70,972	$3,795,923	$349,897	$183,894	$27,794

December 31, 2024 (continued)	LVIP JPM US Eq, Std Cl	MFS Inv Trust, Init Cl	MFS Inv Trust, Serv Cl	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Init Cl
Assets
Investments, at fair value(1),(2)	$226,421	$751,483	$808,079	$1,791,717	$293,174
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	301	955	903	3,558	398
Total assets	226,722	752,438	808,982	1,795,275	293,572

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	260	854	797	1,748	350
Administrative charge	30	101	106	237	39
Contract terminations	11	—	—	1,573	9
Payable for investments purchased	—	—	—	—	—
Total liabilities	301	955	903	3,558	398
Net assets applicable to contracts in accumulation period	226,236	750,164	807,103	1,788,714	292,977
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	185	1,319	976	3,003	197
Total net assets	$226,421	$751,483	$808,079	$1,791,717	$293,174
(1) Investment shares	5,089	18,910	20,779	76,799	21,229
(2) Investments, at cost	$169,026	$512,858	$544,640	$1,534,158	$347,319

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	21

Statements of Assets and Liabilities

December 31, 2024 (continued)	MFS New Dis, Serv Cl	MFS Research, Init Cl	MFS Total Return, Init Cl	MFS Total Return, Serv Cl	MFS Utilities, Init Cl
Assets
Investments, at fair value(1),(2)	$1,333,921	$298,283	$31,447	$11,516,623	$2,167,782
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	2,192	376	32	14,059	2,766
Total assets	1,336,113	298,659	31,479	11,530,682	2,170,548

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,450	337	28	12,197	2,448
Administrative charge	176	39	4	1,516	287
Contract terminations	566	—	—	346	31
Payable for investments purchased	—	—	—	—	—
Total liabilities	2,192	376	32	14,059	2,766
Net assets applicable to contracts in accumulation period	1,332,129	294,756	31,447	11,515,771	2,167,322
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	1,792	3,527	—	852	460
Total net assets	$1,333,921	$298,283	$31,447	$11,516,623	$2,167,782
(1) Investment shares	124,086	8,381	1,351	508,685	63,348
(2) Investments, at cost	$1,764,491	$216,448	$28,680	$10,881,930	$1,798,553

December 31, 2024 (continued)	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	PIMCO VIT All Asset, Advisor Cl	Put VT Div Inc, Cl IA	Put VT Div Inc, Cl IB
Assets
Investments, at fair value(1),(2)	$803,004	$59,060	$464,578	$389,472	$121,207
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	985	81	687	480	149
Total assets	803,989	59,141	465,265	389,952	121,356

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	878	74	625	429	133
Administrative charge	107	7	62	51	16
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	985	81	687	480	149
Net assets applicable to contracts in accumulation period	801,177	53,197	463,942	389,472	121,207
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	1,827	5,863	636	—	—
Total net assets	$803,004	$59,060	$464,578	$389,472	$121,207
(1) Investment shares	24,028	10,289	51,966	84,852	26,235
(2) Investments, at cost	$676,055	$94,645	$539,920	$566,761	$178,521

See accompanying notes to financial statements.

22	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Assets and Liabilities

December 31, 2024 (continued)	Put VT Emerg Mkts Eq, Cl IB	Put VT Focused Intl Eq, Cl IA	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB
Assets
Investments, at fair value(1),(2)	$200,973	$366,157	$589,463	$355,256	$71,773
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	235	448	718	435	88
Total assets	201,208	366,605	590,181	355,691	71,861

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	209	400	641	388	79
Administrative charge	26	48	77	47	9
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	235	448	718	435	88
Net assets applicable to contracts in accumulation period	200,851	366,157	586,756	355,256	71,773
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	122	—	2,707	—	—
Total net assets	$200,973	$366,157	$589,463	$355,256	$71,773
(1) Investment shares	10,456	24,807	37,593	62,216	12,726
(2) Investments, at cost	$174,726	$372,958	$548,098	$429,551	$84,001

December 31, 2024 (continued)	Put VT Inc, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IB	Put VT Lg Cap Gro, Cl IA	Put VT Lg Cap Gro, Cl IB
Assets
Investments, at fair value(1),(2)	$23,213	$2,862,503	$266	$622,646	$1,258,150
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	29	3,526	—	764	1,542
Total assets	23,242	2,866,029	266	623,410	1,259,692

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	26	3,003	—	682	1,377
Administrative charge	3	378	—	82	165
Contract terminations	—	145	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	29	3,526	—	764	1,542
Net assets applicable to contracts in accumulation period	22,754	2,861,529	—	622,646	1,258,150
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	459	974	266	—	—
Total net assets	$23,213	$2,862,503	$266	$622,646	$1,258,150
(1) Investment shares	2,894	185,998	22	34,649	73,148
(2) Investments, at cost	$30,964	$2,580,022	$208	$335,891	$699,568

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	23

Statements of Assets and Liabilities

December 31, 2024 (continued)	Put VT Lg Cap Val, Cl IA	Put VT Lg Cap Val, Cl IB	Put VT Research, Cl IB	Put VT Sm Cap Val, Cl IB	Put VT Sus Leaders, Cl IA
Assets
Investments, at fair value(1),(2)	$2,812,088	$2,861,891	$48,733	$304,130	$2,933,680
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	3,463	4,337	56	387	3,601
Total assets	2,815,551	2,866,228	48,789	304,517	2,937,281

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	3,092	2,914	50	347	3,215
Administrative charge	371	380	6	40	386
Contract terminations	—	1,043	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	3,463	4,337	56	387	3,601
Net assets applicable to contracts in accumulation period	2,812,088	2,860,865	45,751	301,243	2,933,680
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	—	1,026	2,982	2,887	—
Total net assets	$2,812,088	$2,861,891	$48,733	$304,130	$2,933,680
(1) Investment shares	85,370	88,275	1,124	26,515	58,081
(2) Investments, at cost	$2,084,922	$2,169,662	$19,938	$321,519	$1,765,088

December 31, 2024 (continued)	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Royce Sm-Cap, Invest Cl	Temp Dev Mkts, Cl 2	Temp Foreign, Cl 2
Assets
Investments, at fair value(1),(2)	$2,723,305	$336,139	$262,698	$178,799	$2,244,204
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	6
Receivable for share redemptions	3,187	449	331	206	2,767
Total assets	2,726,492	336,588	263,029	179,005	2,246,977

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	2,824	398	296	182	2,372
Administrative charge	363	44	35	24	296
Contract terminations	—	7	—	—	99
Payable for investments purchased	—	—	—	—	6
Total liabilities	3,187	449	331	206	2,773
Net assets applicable to contracts in accumulation period	2,718,567	336,006	262,465	178,692	2,244,102
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	4,738	133	233	107	102
Total net assets	$2,723,305	$336,139	$262,698	$178,799	$2,244,204
(1) Investment shares	56,383	34,476	27,887	21,160	163,096
(2) Investments, at cost	$1,670,922	$323,258	$241,180	$197,247	$2,209,247

See accompanying notes to financial statements.

24	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Assets and Liabilities

December 31, 2024 (continued)	Temp Global Bond, Cl 2	Temp Gro, Cl 2	Third Ave VST Third Ave Value	VP Aggr, Cl 2	VP Aggr, Cl 4
Assets
Investments, at fair value(1),(2)	$5,345,638	$164,618	$219,904	$7,460,764	$59,350,836
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	2,215	—	—	—	—
Receivable for share redemptions	8,025	228	284	8,786	77,667
Total assets	5,355,878	164,846	220,188	7,469,550	59,428,503

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	7,071	207	255	7,798	69,817
Administrative charge	694	21	29	988	7,850
Contract terminations	260	—	—	—	—
Payable for investments purchased	2,215	—	—	—	—
Total liabilities	10,240	228	284	8,786	77,667
Net assets applicable to contracts in accumulation period	5,345,453	162,761	219,666	7,460,418	59,350,778
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	185	1,857	238	346	58
Total net assets	$5,345,638	$164,618	$219,904	$7,460,764	$59,350,836
(1) Investment shares	469,740	13,191	10,748	234,468	1,862,279
(2) Investments, at cost	$6,960,394	$158,871	$193,886	$3,282,452	$22,067,161

December 31, 2024 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$11,217,749	$33,522,817	$272,954	$26,470	$9,458,751
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	13,691	57,090	310	27	14,730
Total assets	11,231,440	33,579,907	273,264	26,497	9,473,481

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	12,193	38,330	274	24	11,731
Administrative charge	1,498	4,421	36	3	1,247
Contract terminations	—	14,339	—	—	1,752
Payable for investments purchased	—	—	—	—	—
Total liabilities	13,691	57,090	310	27	14,730
Net assets applicable to contracts in accumulation period	11,217,537	33,522,752	272,470	25,897	9,458,528
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	212	65	484	573	223
Total net assets	$11,217,749	$33,522,817	$272,954	$26,470	$9,458,751
(1) Investment shares	698,490	2,087,348	19,736	1,681	711,184
(2) Investments, at cost	$9,853,590	$26,675,925	$218,513	$18,057	$8,247,757

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	25

Statements of Assets and Liabilities

December 31, 2024 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Assets
Investments, at fair value(1),(2)	$24,928,717	$80,977,380	$148,717,527	$181,204,105	$547,871,195
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	33,915	105,628	201,784	207,201	734,692
Total assets	24,962,632	81,083,008	148,919,311	181,411,306	548,605,887

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	30,196	93,601	180,086	183,237	631,345
Administrative charge	3,276	10,727	19,716	23,914	72,461
Contract terminations	443	1,300	1,982	50	30,886
Payable for investments purchased	—	—	—	—	—
Total liabilities	33,915	105,628	201,784	207,201	734,692
Net assets applicable to contracts in accumulation period	24,928,622	80,977,295	148,717,477	181,204,001	547,871,070
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	95	85	50	104	125
Total net assets	$24,928,717	$80,977,380	$148,717,527	$181,204,105	$547,871,195
(1) Investment shares	1,654,195	4,204,433	7,944,312	7,773,664	23,473,487
(2) Investments, at cost	$19,037,141	$49,611,015	$98,587,840	$100,464,393	$269,475,401

December 31, 2024 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Assets
Investments, at fair value(1),(2)	$30,435,072	$136,099,329	$20,858,099	$53,369,809	$625,918
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	1,449	—
Receivable for share redemptions	36,599	191,004	27,865	81,461	893
Total assets	30,471,671	136,290,333	20,885,964	53,452,719	626,811

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	32,525	166,077	22,114	63,646	810
Administrative charge	4,024	17,998	2,754	7,050	83
Contract terminations	50	6,929	2,997	10,765	—
Payable for investments purchased	—	—	—	1,449	—
Total liabilities	36,599	191,004	27,865	82,910	893
Net assets applicable to contracts in accumulation period	30,434,490	136,099,271	20,857,916	53,369,736	625,297
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	582	58	183	73	621
Total net assets	$30,435,072	$136,099,329	$20,858,099	$53,369,809	$625,918
(1) Investment shares	1,116,883	4,987,150	1,082,975	2,766,709	13,863
(2) Investments, at cost	$13,914,680	$55,055,437	$13,791,066	$32,192,043	$168,656

See accompanying notes to financial statements.

26	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Assets and Liabilities

December 31, 2024 (continued)	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Acorn
Assets
Investments, at fair value(1),(2)	$8,114,853	$328,196	$4,286,637	$2,472,250	$4,700,161
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	23	—	—	—	—
Receivable for share redemptions	12,775	360	4,241	2,460	8,305
Total assets	8,127,651	328,556	4,290,878	2,474,710	4,708,466

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	10,748	317	3,672	2,135	6,273
Administrative charge	1,073	43	569	325	625
Contract terminations	954	—	—	—	1,407
Payable for investments purchased	23	—	—	—	—
Total liabilities	12,798	360	4,241	2,460	8,305
Net assets applicable to contracts in accumulation period	8,114,577	327,707	4,286,156	2,471,759	4,699,376
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	276	489	481	491	785
Total net assets	$8,114,853	$328,196	$4,286,637	$2,472,250	$4,700,161
(1) Investment shares	210,393	22,587	224,902	147,773	308,815
(2) Investments, at cost	$4,275,421	$256,288	$3,050,941	$1,936,714	$5,724,678

December 31, 2024 (continued)					Wanger Intl
Assets
Investments, at fair value(1),(2)					$4,142,853
Dividends receivable					—
Accounts receivable from RiverSource Life for contract purchase payments					3,296
Receivable for share redemptions					6,123
Total assets					4,152,272

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee					5,338
Administrative charge					534
Contract terminations					251
Payable for investments purchased					3,296
Total liabilities					9,419
Net assets applicable to contracts in accumulation period					4,142,442
Net assets applicable to contracts in payment period					—
Net assets applicable to seed money					411
Total net assets					$4,142,853
(1) Investment shares					224,667
(2) Investments, at cost					$5,264,084

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	27

Statements of Operations

Year ended December 31, 2024	AB VPS Bal Hedged Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B	AB VPS Sus Gbl Thematic, Cl B
Investment income
Dividend income	$5,378	$194,758	$—	$57,099	$—
Variable account expenses	3,899	143,333	37,637	60,578	12,977
Investment income (loss) — net	1,479	51,425	(37,637)	(3,479)	(12,977)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	12,383	1,485,549	520,848	455,835	66,976
Cost of investments sold	14,279	1,354,505	321,324	364,822	47,808
Net realized gain (loss) on sales of investments	(1,896)	131,044	199,524	91,013	19,168
Distributions from capital gains	6,195	—	124,012	160,664	2,771
Net change in unrealized appreciation (depreciation) of investments	15,022	112,366	293,092	242,319	30,299
Net gain (loss) on investments	19,321	243,410	616,628	493,996	52,238
Net increase (decrease) in net assets resulting from operations	$20,800	$294,835	$578,991	$490,517	$39,261

Year ended December 31, 2024 (continued)	Allspg VT Dis All Cap Gro, Cl 1	Allspg VT Dis All Cap Gro, Cl 2	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2
Investment income
Dividend income	$—	$—	$73,480	$1,530	$1,950
Variable account expenses	4,289	242,051	79,412	7,451	55,153
Investment income (loss) — net	(4,289)	(242,051)	(5,932)	(5,921)	(53,203)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	42,725	3,849,056	582,161	14,025	671,872
Cost of investments sold	37,878	3,655,578	491,040	11,608	550,540
Net realized gain (loss) on sales of investments	4,847	193,478	91,121	2,417	121,332
Distributions from capital gains	15,788	808,686	355,397	55,499	408,130
Net change in unrealized appreciation (depreciation) of investments	46,596	2,142,407	252,984	18,797	41,983
Net gain (loss) on investments	67,231	3,144,571	699,502	76,713	571,445
Net increase (decrease) in net assets resulting from operations	$62,942	$2,902,520	$693,570	$70,792	$518,242

Year ended December 31, 2024 (continued)	Allspg VT Sm Cap Gro, Cl 2	BNY Mellon IP MidCap Stock, Serv	BNY Mellon IP Tech Gro, Serv	BNY Mellon Sus US Eq, Init	BNY Mellon VIF Appr, Serv
Investment income
Dividend income	$—	$480	$—	$2,480	$234
Variable account expenses	46,176	1,201	42,275	6,277	1,894
Investment income (loss) — net	(46,176)	(721)	(42,275)	(3,797)	(1,660)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	490,906	7,300	793,239	82,619	1,636
Cost of investments sold	509,751	5,843	527,316	54,955	1,672
Net realized gain (loss) on sales of investments	(18,845)	1,457	265,923	27,664	(36)
Distributions from capital gains	—	1,137	—	2,953	9,330
Net change in unrealized appreciation (depreciation) of investments	554,796	6,321	337,377	67,288	5,249
Net gain (loss) on investments	535,951	8,915	603,300	97,905	14,543
Net increase (decrease) in net assets resulting from operations	$489,775	$8,194	$561,025	$94,108	$12,883

See accompanying notes to financial statements.

28	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Operations

Year ended December 31, 2024 (continued)	CB Var Sm Cap Gro, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$64,405
Variable account expenses	1,543	33,718	210,378	265,374	92,285
Investment income (loss) — net	(1,543)	(33,718)	(210,378)	(265,374)	(27,880)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	13,601	361,156	2,861,863	3,408,908	954,354
Cost of investments sold	11,139	168,287	719,679	1,381,667	1,271,161
Net realized gain (loss) on sales of investments	2,462	192,869	2,142,184	2,027,241	(316,807)
Distributions from capital gains	3,065	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(1,493)	129,235	1,066,555	328,045	562,106
Net gain (loss) on investments	4,034	322,104	3,208,739	2,355,286	245,299
Net increase (decrease) in net assets resulting from operations	$2,491	$288,386	$2,998,361	$2,089,912	$217,419

Year ended December 31, 2024 (continued)	Col VP Govt Money Mkt, Cl 1	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 3
Investment income
Dividend income	$4,643	$922,981	$166,110	$13,005	$153,131
Variable account expenses	1,194	295,677	47,267	2,903	47,867
Investment income (loss) — net	3,449	627,304	118,843	10,102	105,264

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,817	3,365,770	491,955	7,672	603,914
Cost of investments sold	2,817	3,365,715	523,184	9,665	708,548
Net realized gain (loss) on sales of investments	—	55	(31,229)	(1,993)	(104,634)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	—	(54)	59,272	2,237	113,889
Net gain (loss) on investments	—	1	28,043	244	9,255
Net increase (decrease) in net assets resulting from operations	$3,449	$627,305	$146,886	$10,346	$114,519

Year ended December 31, 2024 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Overseas Core, Cl 3
Investment income
Dividend income	$297,049	$—	$—	$—	$13,920
Variable account expenses	94,211	2,077	13,021	79,983	4,694
Investment income (loss) — net	202,838	(2,077)	(13,021)	(79,983)	9,226

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,053,451	195,026	127,783	979,591	33,393
Cost of investments sold	1,269,496	73,117	33,965	227,632	31,514
Net realized gain (loss) on sales of investments	(216,045)	121,909	93,818	751,959	1,879
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	37,005	(74,188)	112,792	574,091	(4,832)
Net gain (loss) on investments	(179,040)	47,721	206,610	1,326,050	(2,953)
Net increase (decrease) in net assets resulting from operations	$23,798	$45,644	$193,589	$1,246,067	$6,273

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	29

Statements of Operations

Year ended December 31, 2024 (continued)	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3	Col VP Sm Cap Val, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$4,054
Variable account expenses	1,724	24,966	403	9,519	12,575
Investment income (loss) — net	(1,724)	(24,966)	(403)	(9,519)	(8,521)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	6,197	294,993	13,989	60,189	166,157
Cost of investments sold	2,264	96,291	4,863	21,390	172,284
Net realized gain (loss) on sales of investments	3,933	198,702	9,126	38,799	(6,127)
Distributions from capital gains	—	—	—	—	33,332
Net change in unrealized appreciation (depreciation) of investments	7,665	156,769	(5,740)	50,747	31,201
Net gain (loss) on investments	11,598	355,471	3,386	89,546	58,406
Net increase (decrease) in net assets resulting from operations	$9,874	$330,505	$2,983	$80,027	$49,885

Year ended December 31, 2024 (continued)	Col VP Sm Co Gro, Cl 1	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 3
Investment income
Dividend income	$483	$3,870	$120,083	$414	$22,329
Variable account expenses	265	1,456	56,438	238	19,985
Investment income (loss) — net	218	2,414	63,645	176	2,344

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	273	15,480	649,396	1,003	224,555
Cost of investments sold	263	18,035	745,089	1,984	308,610
Net realized gain (loss) on sales of investments	10	(2,555)	(95,693)	(981)	(84,055)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	3,967	389	30,173	1,216	49,523
Net gain (loss) on investments	3,977	(2,166)	(65,520)	235	(34,532)
Net increase (decrease) in net assets resulting from operations	$4,195	$248	$(1,875)	$411	$(32,188)

Year ended December 31, 2024 (continued)	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 3	EV VT Floating-Rate Inc, Init Cl	Fid VIP Bal, Serv Cl	Fid VIP Bal, Serv Cl 2
Investment income
Dividend income	$—	$—	$44,018	$4,564	$2,548
Variable account expenses	15,244	471	9,401	3,191	2,243
Investment income (loss) — net	(15,244)	(471)	34,617	1,373	305

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	370,039	972	84,428	25,910	5,998
Cost of investments sold	143,762	320	88,864	19,293	4,202
Net realized gain (loss) on sales of investments	226,277	652	(4,436)	6,617	1,796
Distributions from capital gains	—	—	—	7,873	4,761
Net change in unrealized appreciation (depreciation) of investments	(37,712)	2,015	2,045	17,172	12,392
Net gain (loss) on investments	188,565	2,667	(2,391)	31,662	18,949
Net increase (decrease) in net assets resulting from operations	$173,321	$2,196	$32,226	$33,035	$19,254

See accompanying notes to financial statements.

30	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Operations

Year ended December 31, 2024 (continued)	Fid VIP Contrafund, Serv Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Dyn Appr, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2
Investment income
Dividend income	$2,957	$13,078	$461	$16,266	$840
Variable account expenses	42,005	563,902	11,884	18,287	947
Investment income (loss) — net	(39,048)	(550,824)	(11,423)	(2,021)	(107)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	468,174	11,551,414	143,708	149,226	975
Cost of investments sold	284,174	6,801,461	105,039	90,996	556
Net realized gain (loss) on sales of investments	184,000	4,749,953	38,669	58,230	419
Distributions from capital gains	394,408	4,027,759	39,678	79,250	4,520
Net change in unrealized appreciation (depreciation) of investments	342,735	1,771,272	113,418	86,651	6,729
Net gain (loss) on investments	921,143	10,548,984	191,765	224,131	11,668
Net increase (decrease) in net assets resulting from operations	$882,095	$9,998,160	$180,342	$222,110	$11,561

Year ended December 31, 2024 (continued)	Fid VIP Gro, Serv Cl	Fid VIP Gro, Serv Cl 2	Fid VIP Hi Inc, Serv Cl	Fid VIP Hi Inc, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2
Investment income
Dividend income	$—	$—	$33,245	$15,782	$186,681
Variable account expenses	516	30,546	7,596	3,706	97,383
Investment income (loss) — net	(516)	(30,546)	25,649	12,076	89,298

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	529	421,792	93,711	23,362	1,026,662
Cost of investments sold	317	284,542	110,194	25,904	1,167,971
Net realized gain (loss) on sales of investments	212	137,250	(16,483)	(2,542)	(141,309)
Distributions from capital gains	9,817	482,565	—	—	—
Net change in unrealized appreciation (depreciation) of investments	894	(50,024)	31,708	8,137	49,131
Net gain (loss) on investments	10,923	569,791	15,225	5,595	(92,178)
Net increase (decrease) in net assets resulting from operations	$10,407	$539,245	$40,874	$17,671	$(2,880)

Year ended December 31, 2024 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2
Investment income
Dividend income	$21,991	$39,254	$682	$42,676	$27,916
Variable account expenses	63,106	170,918	635	51,374	20,641
Investment income (loss) — net	(41,115)	(131,664)	47	(8,698)	7,275

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	644,584	2,134,676	3,839	589,041	141,604
Cost of investments sold	524,591	1,795,029	2,656	423,566	171,621
Net realized gain (loss) on sales of investments	119,993	339,647	1,183	165,475	(30,017)
Distributions from capital gains	608,685	1,539,587	1,965	138,249	—
Net change in unrealized appreciation (depreciation) of investments	9,448	(40,488)	(1,810)	(184,513)	1,665
Net gain (loss) on investments	738,126	1,838,746	1,338	119,211	(28,352)
Net increase (decrease) in net assets resulting from operations	$697,011	$1,707,082	$1,385	$110,513	$(21,077)

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	31

Statements of Operations

Year ended December 31, 2024 (continued)	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Rising Divd, Cl 2	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2
Investment income
Dividend income	$199,452	$337,272	$2,152	$27,291	$—
Variable account expenses	57,877	240,052	3,776	40,309	70,045
Investment income (loss) — net	141,575	97,220	(1,624)	(13,018)	(70,045)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	478,891	2,921,569	34,291	335,643	775,850
Cost of investments sold	488,679	2,818,045	29,784	353,400	873,100
Net realized gain (loss) on sales of investments	(9,788)	103,524	4,507	(17,757)	(97,250)
Distributions from capital gains	16,341	350,734	10,238	67,455	—
Net change in unrealized appreciation (depreciation) of investments	61,991	1,133,572	5,383	245,328	666,700
Net gain (loss) on investments	68,544	1,587,830	20,128	295,026	569,450
Net increase (decrease) in net assets resulting from operations	$210,119	$1,685,050	$18,504	$282,008	$499,405

Year ended December 31, 2024 (continued)	GS VIT Intl Eq Insights, Inst	GS VIT Mid Cap Val, Inst	GS VIT Strategic Gro, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I
Investment income
Dividend income	$165	$91,571	$—	$10,904	$—
Variable account expenses	227	153,125	2,943	23,733	41,053
Investment income (loss) — net	(62)	(61,554)	(2,943)	(12,829)	(41,053)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	13,041	1,841,460	5,146	263,791	412,771
Cost of investments sold	12,005	1,641,334	4,178	188,694	294,236
Net realized gain (loss) on sales of investments	1,036	200,126	968	75,097	118,535
Distributions from capital gains	192	523,543	16,243	235,574	—
Net change in unrealized appreciation (depreciation) of investments	208	318,425	36,273	111,892	779,700
Net gain (loss) on investments	1,436	1,042,094	53,484	422,563	898,235
Net increase (decrease) in net assets resulting from operations	$1,374	$980,540	$50,541	$409,734	$857,182

Year ended December 31, 2024 (continued)	Invesco VI Am Fran, Ser II	Invesco VI American Value, Ser II	Invesco VI Cap Appr, Ser I	Invesco VI Cap Appr, Ser II	Invesco VI Comstock, Ser II
Investment income
Dividend income	$—	$42,989	$—	$—	$331,432
Variable account expenses	12,733	83,457	13,794	143,580	380,301
Investment income (loss) — net	(12,733)	(40,468)	(13,794)	(143,580)	(48,869)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	52,827	1,390,635	123,628	2,353,644	4,716,897
Cost of investments sold	40,624	1,426,218	100,653	1,926,302	3,421,335
Net realized gain (loss) on sales of investments	12,203	(35,583)	22,975	427,342	1,295,562
Distributions from capital gains	—	128,900	—	—	1,554,638
Net change in unrealized appreciation (depreciation) of investments	215,714	1,358,859	256,599	2,196,894	34,093
Net gain (loss) on investments	227,917	1,452,176	279,574	2,624,236	2,884,293
Net increase (decrease) in net assets resulting from operations	$215,184	$1,411,708	$265,780	$2,480,656	$2,835,424

See accompanying notes to financial statements.

32	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Operations

Year ended December 31, 2024 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Core Eq, Ser II	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Dis Mid Cap Gro, Ser II	Invesco VI EQV Intl Eq, Ser I
Investment income
Dividend income	$35,316	$211	$—	$—	$9,393
Variable account expenses	73,209	545	980	5,234	7,676
Investment income (loss) — net	(37,893)	(334)	(980)	(5,234)	1,717

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	874,410	9,648	2,854	127,848	39,915
Cost of investments sold	739,622	8,264	2,904	133,561	30,232
Net realized gain (loss) on sales of investments	134,788	1,384	(50)	(5,713)	9,683
Distributions from capital gains	424,131	3,653	—	—	2,792
Net change in unrealized appreciation (depreciation) of investments	599,413	4,691	14,466	87,945	(17,355)
Net gain (loss) on investments	1,158,332	9,728	14,416	82,232	(4,880)
Net increase (decrease) in net assets resulting from operations	$1,120,439	$9,394	$13,436	$76,998	$(3,163)

Year ended December 31, 2024 (continued)	Invesco VI EQV Intl Eq, Ser II	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II
Investment income
Dividend income	$7,523	$—	$—	$1,715	$297,570
Variable account expenses	8,168	15	26,440	796	174,972
Investment income (loss) — net	(645)	(15)	(26,440)	919	122,598

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	102,277	85	321,036	6,637	1,965,243
Cost of investments sold	93,306	70	274,627	7,971	2,215,677
Net realized gain (loss) on sales of investments	8,971	15	46,409	(1,334)	(250,434)
Distributions from capital gains	2,605	64	115,571	—	—
Net change in unrealized appreciation (depreciation) of investments	(15,567)	80	121,859	1,395	271,492
Net gain (loss) on investments	(3,991)	159	283,839	61	21,058
Net increase (decrease) in net assets resulting from operations	$(4,636)	$144	$257,399	$980	$143,656

Year ended December 31, 2024 (continued)	Invesco VI Gro & Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Main St, Ser I	Invesco VI Mn St Mid Cap, Ser II	Invesco VI Mn St Sm Cap, Ser II
Investment income
Dividend income	$4,620	$—	$—	$742	$—
Variable account expenses	5,795	702	430	10,594	25,056
Investment income (loss) — net	(1,175)	(702)	(430)	(9,852)	(25,056)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments: Proceeds from sales	106,019	1,521	502	151,574	289,401
Cost of investments sold	97,932	1,427	509	152,674	217,351
Net realized gain (loss) on sales of investments	8,087	94	(7)	(1,100)	72,050
Distributions from capital gains	23,756	—	3,066	14,864	69,641
Net change in unrealized appreciation (depreciation) of investments	23,215	1,691	3,203	82,581	82,945
Net gain (loss) on investments	55,058	1,785	6,262	96,345	224,636
Net increase (decrease) in net assets resulting from operations	$53,883	$1,083	$5,832	$86,493	$199,580

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	33

Statements of Operations

Year ended December 31, 2024 (continued)	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Gbl Res, Inst	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv
Investment income
Dividend income	$24,266	$4,453	$7,320	$—	$1,913
Variable account expenses	16,623	10,136	13,694	2,837	2,248
Investment income (loss) — net	7,643	(5,683)	(6,374)	(2,837)	(335)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	126,712	58,773	83,001	9,654	25,065
Cost of investments sold	74,593	42,938	51,160	4,787	21,432
Net realized gain (loss) on sales of investments	52,119	15,835	31,841	4,867	3,633
Distributions from capital gains	—	31,156	31,068	—	—
Net change in unrealized appreciation (depreciation) of investments	91,985	47,270	128,816	43,845	2,499
Net gain (loss) on investments	144,104	94,261	191,725	48,712	6,132
Net increase (decrease) in net assets resulting from operations	$151,747	$88,578	$185,351	$45,875	$5,797

Year ended December 31, 2024 (continued)	Janus Henderson VIT Res, Serv	Lazard Retire Intl Eq, Serv	LVIP AC Disc Core Val, Std Cl II	LVIP AC Inflation Prot, Serv Cl	LVIP AC Intl, Serv Cl
Investment income
Dividend income	$—	$1,062	$2,169	$455,244	$36
Variable account expenses	24,686	535	2,425	211,005	33
Investment income (loss) — net	(24,686)	527	(256)	244,239	3

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	400,317	583	29,951	1,843,627	46
Cost of investments sold	257,893	624	29,261	2,009,941	37
Net realized gain (loss) on sales of investments	142,424	(41)	690	(166,314)	9
Distributions from capital gains	45,987	86	—	—	—
Net change in unrealized appreciation (depreciation) of investments	281,861	838	18,325	(77,300)	19
Net gain (loss) on investments	470,272	883	19,015	(243,614)	28
Net increase (decrease) in net assets resulting from operations	$445,586	$1,410	$18,759	$625	$31

Year ended December 31, 2024 (continued)	LVIP AC Mid Cap Val, Serv Cl	LVIP AC Ultra, Serv Cl	LVIP AC Val, Serv Cl	LVIP AC Val, Std Cl II	LVIP Baron Gro Opp, Serv Cl
Investment income
Dividend income	$1,956	$—	$10,621	$7,872	$132
Variable account expenses	1,363	103,901	6,809	3,984	849
Investment income (loss) — net	593	(103,901)	3,812	3,888	(717)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,372	1,640,006	11,100	51,985	1,935
Cost of investments sold	1,177	1,057,124	10,135	35,643	942
Net realized gain (loss) on sales of investments	195	582,882	965	16,342	993
Distributions from capital gains	3,787	558,233	21,330	16,516	265
Net change in unrealized appreciation (depreciation) of investments	607	468,253	(202)	(15,030)	1,654
Net gain (loss) on investments	4,589	1,609,368	22,093	17,828	2,912
Net increase (decrease) in net assets resulting from operations	$5,182	$1,505,467	$25,905	$21,716	$2,195

See accompanying notes to financial statements.

34	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Operations

Year ended December 31, 2024 (continued)	LVIP JPM US Eq, Std Cl	MFS Inv Trust, Init Cl	MFS Inv Trust, Serv Cl	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Init Cl
Investment income
Dividend income	$1,124	$5,935	$3,589	$2,337	$—
Variable account expenses	3,248	11,676	9,949	23,110	4,574
Investment income (loss) — net	(2,124)	(5,741)	(6,360)	(20,773)	(4,574)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	44,916	228,086	28,539	219,781	32,115
Cost of investments sold	36,453	155,141	19,032	189,308	39,452
Net realized gain (loss) on sales of investments	8,463	72,945	9,507	30,473	(7,337)
Distributions from capital gains	9,416	60,386	56,002	162,581	—
Net change in unrealized appreciation (depreciation) of investments	27,857	8,013	63,513	69,471	26,771
Net gain (loss) on investments	45,736	141,344	129,022	262,525	19,434
Net increase (decrease) in net assets resulting from operations	$43,612	$135,603	$122,662	$241,752	$14,860

Year ended December 31, 2024 (continued)	MFS New Dis, Serv Cl	MFS Research, Init Cl	MFS Total Return, Init Cl	MFS Total Return, Serv Cl	MFS Utilities, Init Cl
Investment income
Dividend income	$—	$1,730	$777	$282,314	$50,868
Variable account expenses	19,264	4,169	368	166,015	31,701
Investment income (loss) — net	(19,264)	(2,439)	409	116,299	19,167

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	193,879	24,603	1,325	1,731,713	223,771
Cost of investments sold	271,484	17,746	1,178	1,589,366	188,177
Net realized gain (loss) on sales of investments	(77,605)	6,857	147	142,347	35,594
Distributions from capital gains	—	16,636	1,503	605,561	62,771
Net change in unrealized appreciation (depreciation) of investments	164,312	23,934	(109)	(129,938)	98,538
Net gain (loss) on investments	86,707	47,427	1,541	617,970	196,903
Net increase (decrease) in net assets resulting from operations	$67,443	$44,988	$1,950	$734,269	$216,070

Year ended December 31, 2024 (continued)	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	PIMCO VIT All Asset, Advisor Cl	Put VT Div Inc, Cl IA	Put VT Div Inc, Cl IB
Investment income
Dividend income	$18,040	$—	$34,540	$25,060	$8,028
Variable account expenses	12,007	745	9,451	5,567	1,811
Investment income (loss) — net	6,033	(745)	25,089	19,493	6,217

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	159,451	3,850	194,656	28,922	22,473
Cost of investments sold	137,150	8,310	222,197	42,799	33,579
Net realized gain (loss) on sales of investments	22,301	(4,460)	(27,541)	(13,877)	(11,106)
Distributions from capital gains	25,117	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	30,734	21,934	14,651	12,159	10,386
Net gain (loss) on investments	78,152	17,474	(12,890)	(1,718)	(720)
Net increase (decrease) in net assets resulting from operations	$84,185	$16,729	$12,199	$17,775	$5,497

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	35

Statements of Operations

Year ended December 31, 2024 (continued)	Put VT Emerg Mkts Eq, Cl IB	Put VT Focused Intl Eq, Cl IA	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB
Investment income
Dividend income	$3,020	$7,116	$3,548	$20,588	$4,536
Variable account expenses	2,780	5,353	10,123	4,948	1,071
Investment income (loss) — net	240	1,763	(6,575)	15,640	3,465

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	32,034	23,210	191,972	17,348	15,067
Cost of investments sold	26,807	23,135	161,175	21,584	18,103
Net realized gain (loss) on sales of investments	5,227	75	30,797	(4,236)	(3,036)
Distributions from capital gains	—	—	32,675	—	—
Net change in unrealized appreciation (depreciation) of investments	22,607	6,900	(43,492)	11,234	4,280
Net gain (loss) on investments	27,834	6,975	19,980	6,998	1,244
Net increase (decrease) in net assets resulting from operations	$28,074	$8,738	$13,405	$22,638	$4,709

Year ended December 31, 2024 (continued)	Put VT Inc, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IB	Put VT Lg Cap Gro, Cl IA	Put VT Lg Cap Gro, Cl IB
Investment income
Dividend income	$1,305	$69,250	$6	$538	$—
Variable account expenses	337	42,728	4	8,078	16,365
Investment income (loss) — net	968	26,522	2	(7,540)	(16,365)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,037	533,312	4	46,084	108,111
Cost of investments sold	4,074	467,971	3	28,253	67,847
Net realized gain (loss) on sales of investments	(1,037)	65,341	1	17,831	40,264
Distributions from capital gains	—	—	1	23,706	49,278
Net change in unrealized appreciation (depreciation) of investments	318	(26,433)	6	121,708	239,745
Net gain (loss) on investments	(719)	38,908	8	163,245	329,287
Net increase (decrease) in net assets resulting from operations	$249	$65,430	$10	$155,705	$312,922

Year ended December 31, 2024 (continued)	Put VT Lg Cap Val, Cl IA	Put VT Lg Cap Val, Cl IB	Put VT Research, Cl IB	Put VT Sm Cap Val, Cl IB	Put VT Sus Leaders, Cl IA
Investment income
Dividend income	$36,375	$33,538	$197	$5,640	$11,187
Variable account expenses	39,970	39,655	637	9,125	41,218
Investment income (loss) — net	(3,595)	(6,117)	(440)	(3,485)	(30,031)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	208,481	495,731	8,646	368,935	259,276
Cost of investments sold	156,266	380,151	4,804	368,824	161,849
Net realized gain (loss) on sales of investments	52,215	115,580	3,842	111	97,427
Distributions from capital gains	124,899	136,507	312	27,370	18,436
Net change in unrealized appreciation (depreciation) of investments	275,850	237,137	6,913	28,019	468,860
Net gain (loss) on investments	452,964	489,224	11,067	55,500	584,723
Net increase (decrease) in net assets resulting from operations	$449,369	$483,107	$10,627	$52,015	$554,692

See accompanying notes to financial statements.

36	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Operations

Year ended December 31, 2024 (continued)	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Royce Sm-Cap, Invest Cl	Temp Dev Mkts, Cl 2	Temp Foreign, Cl 2
Investment income
Dividend income	$6,190	$—	$3,175	$6,950	$59,886
Variable account expenses	39,968	4,855	4,056	2,422	33,462
Investment income (loss) — net	(33,778)	(4,855)	(881)	4,528	26,424

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	830,293	25,398	50,028	55,598	308,059
Cost of investments sold	549,485	25,779	44,769	65,868	289,954
Net realized gain (loss) on sales of investments	280,808	(381)	5,259	(10,270)	18,105
Distributions from capital gains	20,067	22,568	10,731	1,336	—
Net change in unrealized appreciation (depreciation) of investments	318,408	18,422	(9,767)	13,613	(92,454)
Net gain (loss) on investments	619,283	40,609	6,223	4,679	(74,349)
Net increase (decrease) in net assets resulting from operations	$585,505	$35,754	$5,342	$9,207	$(47,925)

Year ended December 31, 2024 (continued)	Temp Global Bond, Cl 2	Temp Gro, Cl 2	Third Ave VST Third Ave Value	VP Aggr, Cl 2	VP Aggr, Cl 4
Investment income
Dividend income	$—	$1,630	$6,015	$—	$—
Variable account expenses	97,567	3,124	3,518	108,601	940,222
Investment income (loss) — net	(97,567)	(1,494)	2,497	(108,601)	(940,222)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,028,894	116,699	14,347	2,121,318	11,570,613
Cost of investments sold	1,264,801	111,620	11,305	1,005,455	4,546,202
Net realized gain (loss) on sales of investments	(235,907)	5,079	3,042	1,115,863	7,024,411
Distributions from capital gains	—	558	18,395	—	—
Net change in unrealized appreciation (depreciation) of investments	(430,135)	5,641	(32,255)	(76,656)	782,803
Net gain (loss) on investments	(666,042)	11,278	(10,818)	1,039,207	7,807,214
Net increase (decrease) in net assets resulting from operations	$(763,609)	$9,784	$(8,321)	$930,606	$6,866,992

Year ended December 31, 2024 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man VolConserv, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	159,882	525,819	3,814	322	159,258
Investment income (loss) — net	(159,882)	(525,819)	(3,814)	(322)	(159,258)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,448,970	7,830,714	44,125	3,118	1,873,967
Cost of investments sold	3,088,709	6,379,334	35,504	2,184	1,668,360
Net realized gain (loss) on sales of investments	360,261	1,451,380	8,621	934	205,607
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	121,854	148,753	18,330	2,095	225,027
Net gain (loss) on investments	482,115	1,600,133	26,951	3,029	430,634
Net increase (decrease) in net assets resulting from operations	$322,233	$1,074,314	$23,137	$2,707	$271,376

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	37

Statements of Operations

Year ended December 31, 2024 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	403,822	1,245,933	2,427,893	2,474,107	8,625,412
Investment income (loss) — net	(403,822)	(1,245,933)	(2,427,893)	(2,474,107)	(8,625,412)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,893,127	14,131,251	27,964,383	30,216,039	110,775,218
Cost of investments sold	3,830,076	8,971,936	18,994,001	17,106,809	55,575,140
Net realized gain (loss) on sales of investments	1,063,051	5,159,315	8,970,382	13,109,230	55,200,078
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	670,465	4,478,818	5,491,102	2,826,614	(5,575,404)
Net gain (loss) on investments	1,733,516	9,638,133	14,461,484	15,935,844	49,624,674
Net increase (decrease) in net assets resulting from operations	$1,329,694	$8,392,200	$12,033,591	$13,461,737	$40,999,262

Year ended December 31, 2024 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	448,314	2,202,916	306,653	869,713	11,089
Investment income (loss) — net	(448,314)	(2,202,916)	(306,653)	(869,713)	(11,089)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,537,629	23,125,252	4,983,355	11,966,538	217,766
Cost of investments sold	3,614,390	9,693,968	3,302,145	7,358,361	68,479
Net realized gain (loss) on sales of investments	3,923,239	13,431,284	1,681,210	4,608,177	149,287
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(454,961)	1,488,664	(265,914)	(982,607)	(5,383)
Net gain (loss) on investments	3,468,278	14,919,948	1,415,296	3,625,570	143,904
Net increase (decrease) in net assets resulting from operations	$3,019,964	$12,717,032	$1,108,643	$2,755,857	$132,815

Year ended December 31, 2024 (continued)	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Acorn
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	143,523	4,292	46,710	27,171	83,270
Investment income (loss) — net	(143,523)	(4,292)	(46,710)	(27,171)	(83,270)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,743,177	56,349	393,948	369,963	1,271,738
Cost of investments sold	934,844	45,960	292,632	302,703	1,636,186
Net realized gain (loss) on sales of investments	808,333	10,389	101,316	67,260	(364,448)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(145,015)	20,184	540,052	218,007	1,042,813
Net gain (loss) on investments	663,318	30,573	641,368	285,267	678,365
Net increase (decrease) in net assets resulting from operations	$519,795	$26,281	$594,658	$258,096	$595,095

See accompanying notes to financial statements.

38	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Operations

Year ended December 31, 2024 (continued)	Wanger Intl
Investment income
Dividend income	$61,225
Variable account expenses	72,691
Investment income (loss) — net	(11,466)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments: Proceeds from sales	678,585
Cost of investments sold	808,250
Net realized gain (loss) on sales of investments	(129,665)
Distributions from capital gains	—
Net change in unrealized appreciation (depreciation) of investments	(289,088)
Net gain (loss) on investments	(418,753)
Net increase (decrease) in net assets resulting from operations	$(430,219)
See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	39

Statements of Changes in Net Assets

Year ended December 31, 2024	AB VPS Bal Hedged Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B	AB VPS Sus Gbl Thematic, Cl B
Operations
Investment income (loss) — net	$1,479	$51,425	$(37,637)	$(3,479)	$(12,977)
Net realized gain (loss) on sales of investments	(1,896)	131,044	199,524	91,013	19,168
Distributions from capital gains	6,195	—	124,012	160,664	2,771
Net change in unrealized appreciation (depreciation) of investments	15,022	112,366	293,092	242,319	30,299
Net increase (decrease) in net assets resulting from operations	20,800	294,835	578,991	490,517	39,261

Contract transactions
Contract purchase payments	75	23,044	17,377	8,990	221
Net transfers(1)	287	542,857	18,254	13,378	11,784
Adjustments to net assets allocated to contracts in payment period	—	(30,251)	—	—	—
Contract charges	(1,002)	(42,895)	(4,709)	(9,241)	(1,865)
Contract terminations:
Surrender benefits	(6,534)	(819,481)	(154,453)	(295,812)	(43,870)
Death benefits	(749)	(368,599)	(302,946)	(86,336)	(8,077)
Increase (decrease) from transactions	(7,923)	(695,325)	(426,477)	(369,021)	(41,807)
Net assets at beginning of year	292,627	8,499,440	2,623,531	4,370,634	876,475
Net assets at end of year	$305,504	$8,098,950	$2,776,045	$4,492,130	$873,929

Accumulation unit activity
Units outstanding at beginning of year	149,364	6,628,771	743,310	1,237,732	541,197
Units purchased	211	431,845	14,144	6,610	9,868
Units redeemed	(4,248)	(910,117)	(106,334)	(94,707)	(38,924)
Units outstanding at end of year	145,327	6,150,499	651,120	1,149,635	512,141

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

40	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Allspg VT Dis All Cap Gro, Cl 1	Allspg VT Dis All Cap Gro, Cl 2	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2
Operations
Investment income (loss) — net	$(4,289)	$(242,051)	$(5,932)	$(5,921)	$(53,203)
Net realized gain (loss) on sales of investments	4,847	193,478	91,121	2,417	121,332
Distributions from capital gains	15,788	808,686	355,397	55,499	408,130
Net change in unrealized appreciation (depreciation) of investments	46,596	2,142,407	252,984	18,797	41,983
Net increase (decrease) in net assets resulting from operations	62,942	2,902,520	693,570	70,792	518,242

Contract transactions
Contract purchase payments	—	4,451	—	—	4,555
Net transfers(1)	21	(651,987)	(22,297)	665	(59,026)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(532)	(53,659)	(2,110)	(816)	(12,100)
Contract terminations:
Surrender benefits	(4,877)	(2,157,692)	(258,181)	(4,788)	(466,489)
Death benefits	(32,748)	(636,463)	(217,419)	(1,034)	(73,882)
Increase (decrease) from transactions	(38,136)	(3,495,350)	(500,007)	(5,973)	(606,942)
Net assets at beginning of year	339,700	16,337,379	5,367,334	515,089	4,086,978
Net assets at end of year	$364,506	$15,744,549	$5,560,897	$579,908	$3,998,278

Accumulation unit activity
Units outstanding at beginning of year	84,371	2,643,012	1,835,228	138,806	1,135,891
Units purchased	68	610	847	166	1,524
Units redeemed	(8,884)	(496,048)	(159,283)	(1,623)	(158,391)
Units outstanding at end of year	75,555	2,147,574	1,676,792	137,349	979,024

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	41

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Allspg VT Sm Cap Gro, Cl 2	BNY Mellon IP MidCap Stock, Serv	BNY Mellon IP Tech Gro, Serv	BNY Mellon Sus US Eq, Init	BNY Mellon VIF Appr, Serv
Operations
Investment income (loss) — net	$(46,176)	$(721)	$(42,275)	$(3,797)	$(1,660)
Net realized gain (loss) on sales of investments	(18,845)	1,457	265,923	27,664	(36)
Distributions from capital gains	—	1,137	—	2,953	9,330
Net change in unrealized appreciation (depreciation) of investments	554,796	6,321	337,377	67,288	5,249
Net increase (decrease) in net assets resulting from operations	489,775	8,194	561,025	94,108	12,883

Contract transactions
Contract purchase payments	1,324	—	7,185	225	—
Net transfers(1)	(41,216)	(6,099)	(276,996)	(4,637)	(3)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(9,321)	—	(11,658)	(362)	(10)
Contract terminations:
Surrender benefits	(267,391)	—	(258,443)	(38,853)	—
Death benefits	(86,173)	—	(100,059)	(32,490)	—
Increase (decrease) from transactions	(402,777)	(6,099)	(639,971)	(76,117)	(13)
Net assets at beginning of year	3,022,152	74,794	2,609,069	417,715	118,843
Net assets at end of year	$3,109,150	$76,889	$2,530,123	$435,706	$131,713

Accumulation unit activity
Units outstanding at beginning of year	1,566,931	20,751	497,646	166,149	27,698
Units purchased	12,777	—	1,688	—	—
Units redeemed	(180,327)	(1,588)	(107,516)	(26,643)	(3)
Units outstanding at end of year	1,399,381	19,163	391,818	139,506	27,695

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

42	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	CB Var Sm Cap Gro, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
Operations
Investment income (loss) — net	$(1,543)	$(33,718)	$(210,378)	$(265,374)	$(27,880)
Net realized gain (loss) on sales of investments	2,462	192,869	2,142,184	2,027,241	(316,807)
Distributions from capital gains	3,065	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(1,493)	129,235	1,066,555	328,045	562,106
Net increase (decrease) in net assets resulting from operations	2,491	288,386	2,998,361	2,089,912	217,419

Contract transactions
Contract purchase payments	—	397	40,007	31,023	14,776
Net transfers(1)	(203)	(73,831)	(688,779)	(461,365)	336,115
Adjustments to net assets allocated to contracts in payment period	—	(14,547)	(10,745)	(36,118)	—
Contract charges	(83)	(3,195)	(48,776)	(70,721)	(27,404)
Contract terminations:
Surrender benefits	(11,771)	(100,255)	(1,419,600)	(1,701,092)	(537,100)
Death benefits	—	(71,742)	(471,809)	(611,788)	(239,339)
Increase (decrease) from transactions	(12,057)	(263,173)	(2,599,702)	(2,850,061)	(452,952)
Net assets at beginning of year	100,174	2,356,696	13,413,220	16,147,034	5,548,383
Net assets at end of year	$90,608	$2,381,909	$13,811,879	$15,386,885	$5,312,850

Accumulation unit activity
Units outstanding at beginning of year	29,935	636,784	4,034,744	4,373,719	2,278,667
Units purchased	—	651	10,510	20,382	143,725
Units redeemed	(3,805)	(67,346)	(696,045)	(708,963)	(318,657)
Units outstanding at end of year	26,130	570,089	3,349,209	3,685,138	2,103,735

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	43

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Govt Money Mkt, Cl 1	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 3
Operations
Investment income (loss) — net	$3,449	$627,304	$118,843	$10,102	$105,264
Net realized gain (loss) on sales of investments	—	55	(31,229)	(1,993)	(104,634)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	—	(54)	59,272	2,237	113,889
Net increase (decrease) in net assets resulting from operations	3,449	627,305	146,886	10,346	114,519

Contract transactions
Contract purchase payments	350	30,500	3,701	—	19,509
Net transfers(1)	3,926	6,493,731	208,160	647	153,296
Adjustments to net assets allocated to contracts in payment period	—	(6,917)	—	—	—
Contract charges	(64)	(60,702)	(11,909)	(33)	(15,530)
Contract terminations:
Surrender benefits	(1,605)	(2,207,351)	(231,602)	(4,737)	(372,491)
Death benefits	—	(769,455)	(161,610)	—	(166,978)
Increase (decrease) from transactions	2,607	3,479,806	(193,260)	(4,123)	(382,194)
Net assets at beginning of year	90,455	17,346,883	2,923,675	225,484	2,976,056
Net assets at end of year	$96,511	$21,453,994	$2,877,301	$231,707	$2,708,381

Accumulation unit activity
Units outstanding at beginning of year	89,286	17,890,265	1,167,615	188,020	1,314,288
Units purchased	4,184	6,653,234	86,485	522	81,335
Units redeemed	(1,593)	(3,073,244)	(168,084)	(3,804)	(250,909)
Units outstanding at end of year	91,877	21,470,255	1,086,016	184,738	1,144,714

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

44	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Overseas Core, Cl 3
Operations
Investment income (loss) — net	$202,838	$(2,077)	$(13,021)	$(79,983)	$9,226
Net realized gain (loss) on sales of investments	(216,045)	121,909	93,818	751,959	1,879
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	37,005	(74,188)	112,792	574,091	(4,832)
Net increase (decrease) in net assets resulting from operations	23,798	45,644	193,589	1,246,067	6,273

Contract transactions
Contract purchase payments	56,075	—	44	175	126
Net transfers(1)	212,632	(72,901)	(58,062)	(78,524)	(2,143)
Adjustments to net assets allocated to contracts in payment period	(93,608)	—	—	(81,888)	—
Contract charges	(27,270)	(21)	(923)	(9,577)	(222)
Contract terminations:
Surrender benefits	(581,233)	(17,481)	(11,336)	(504,990)	(20,438)
Death benefits	(77,405)	(29,205)	(43,055)	(153,763)	(5,865)
Increase (decrease) from transactions	(510,809)	(119,608)	(113,332)	(828,567)	(28,542)
Net assets at beginning of year	6,555,171	236,583	718,306	5,773,687	327,546
Net assets at end of year	$6,068,160	$162,619	$798,563	$6,191,187	$305,277

Accumulation unit activity
Units outstanding at beginning of year	4,195,276	54,861	173,293	1,433,873	150,630
Units purchased	224,512	—	—	1,417	51
Units redeemed	(532,619)	(25,864)	(32,814)	(193,003)	(11,739)
Units outstanding at end of year	3,887,169	28,997	140,479	1,242,287	138,942

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	45

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3	Col VP Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$(1,724)	$(24,966)	$(403)	$(9,519)	$(8,521)
Net realized gain (loss) on sales of investments	3,933	198,702	9,126	38,799	(6,127)
Distributions from capital gains	—	—	—	—	33,332
Net change in unrealized appreciation (depreciation) of investments	7,665	156,769	(5,740)	50,747	31,201
Net increase (decrease) in net assets resulting from operations	9,874	330,505	2,983	80,027	49,885

Contract transactions
Contract purchase payments	—	168	—	—	256
Net transfers(1)	(4)	(64,384)	(517)	507	(62,828)
Adjustments to net assets allocated to contracts in payment period	—	(3,139)	—	—	—
Contract charges	(13)	(3,998)	(81)	(1,086)	(4,381)
Contract terminations:
Surrender benefits	(4,456)	(113,066)	(12,986)	(47,813)	(62,737)
Death benefits	—	(59,589)	—	—	(9,399)
Increase (decrease) from transactions	(4,473)	(244,008)	(13,584)	(48,392)	(139,089)
Net assets at beginning of year	94,950	1,631,170	30,812	647,075	814,620
Net assets at end of year	$100,351	$1,717,667	$20,211	$678,710	$725,416

Accumulation unit activity
Units outstanding at beginning of year	26,890	383,210	11,193	182,117	226,259
Units purchased	—	802	—	454	67
Units redeemed	(1,282)	(52,391)	(5,269)	(11,369)	(38,383)
Units outstanding at end of year	25,608	331,621	5,924	171,202	187,943

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

46	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Sm Co Gro, Cl 1	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 3
Operations
Investment income (loss) — net	$218	$2,414	$63,645	$176	$2,344
Net realized gain (loss) on sales of investments	10	(2,555)	(95,693)	(981)	(84,055)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	3,967	389	30,173	1,216	49,523
Net increase (decrease) in net assets resulting from operations	4,195	248	(1,875)	411	(32,188)

Contract transactions
Contract purchase payments	—	—	28,897	—	2,044
Net transfers(1)	—	511	53,787	(11)	82,196
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	(18,274)
Contract charges	(7)	(45)	(9,104)	(2)	(9,644)
Contract terminations:
Surrender benefits	—	(13,979)	(386,593)	(768)	(130,397)
Death benefits	—	—	(150,892)	—	(22,993)
Increase (decrease) from transactions	(7)	(13,513)	(463,905)	(781)	(97,068)
Net assets at beginning of year	18,598	129,262	4,007,576	14,369	1,249,187
Net assets at end of year	$22,786	$115,997	$3,541,796	$13,999	$1,119,931

Accumulation unit activity
Units outstanding at beginning of year	2,846	129,738	3,497,417	22,647	967,319
Units purchased	—	498	99,890	—	90,647
Units redeemed	(1)	(14,144)	(489,820)	(1,508)	(153,778)
Units outstanding at end of year	2,845	116,092	3,107,487	21,139	904,188

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	47

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 3	EV VT Floating-Rate Inc, Init Cl	Fid VIP Bal, Serv Cl	Fid VIP Bal, Serv Cl 2
Operations
Investment income (loss) — net	$(15,244)	$(471)	$34,617	$1,373	$305
Net realized gain (loss) on sales of investments	226,277	652	(4,436)	6,617	1,796
Distributions from capital gains	—	—	—	7,873	4,761
Net change in unrealized appreciation (depreciation) of investments	(37,712)	2,015	2,045	17,172	12,392
Net increase (decrease) in net assets resulting from operations	173,321	2,196	32,226	33,035	19,254

Contract transactions
Contract purchase payments	538	—	2,898	—	—
Net transfers(1)	(220,254)	(8)	2,276	60	2,403
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(5,806)	—	(3,592)	(147)	(100)
Contract terminations:
Surrender benefits	(112,733)	(493)	(51,522)	(22,573)	(3,646)
Death benefits	(12,710)	—	(8,642)	—	—
Increase (decrease) from transactions	(350,965)	(501)	(58,582)	(22,660)	(1,343)
Net assets at beginning of year	1,030,941	27,745	574,225	255,546	137,167
Net assets at end of year	$853,297	$29,440	$547,869	$265,921	$155,078

Accumulation unit activity
Units outstanding at beginning of year	406,562	5,576	411,834	74,031	40,053
Units purchased	171	—	14,788	16	650
Units redeemed	(125,052)	(111)	(58,252)	(6,675)	(932)
Units outstanding at end of year	281,681	5,465	368,370	67,372	39,771

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

48	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Fid VIP Contrafund, Serv Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Dyn Appr, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2
Operations
Investment income (loss) — net	$(39,048)	$(550,824)	$(11,423)	$(2,021)	$(107)
Net realized gain (loss) on sales of investments	184,000	4,749,953	38,669	58,230	419
Distributions from capital gains	394,408	4,027,759	39,678	79,250	4,520
Net change in unrealized appreciation (depreciation) of investments	342,735	1,771,272	113,418	86,651	6,729
Net increase (decrease) in net assets resulting from operations	882,095	9,998,160	180,342	222,110	11,561

Contract transactions
Contract purchase payments	200	84,922	19,858	9,510	—
Net transfers(1)	38,607	(3,629,876)	520	(3,120)	—
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(5,719)	(142,126)	(974)	(1,678)	(27)
Contract terminations:
Surrender benefits	(396,829)	(5,440,327)	(144,564)	(56,878)	—
Death benefits	(18,602)	(1,625,060)	—	(68,275)	—
Increase (decrease) from transactions	(382,343)	(10,752,467)	(125,160)	(120,441)	(27)
Net assets at beginning of year	2,986,502	34,780,708	822,069	1,123,873	57,238
Net assets at end of year	$3,486,254	$34,026,401	$877,251	$1,225,542	$68,772

Accumulation unit activity
Units outstanding at beginning of year	568,420	6,114,177	149,440	325,857	14,807
Units purchased	6,650	12,909	2,900	2,308	—
Units redeemed	(71,622)	(1,568,389)	(23,860)	(32,560)	(6)
Units outstanding at end of year	503,448	4,558,697	128,480	295,605	14,801

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	49

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Fid VIP Gro, Serv Cl	Fid VIP Gro, Serv Cl 2	Fid VIP Hi Inc, Serv Cl	Fid VIP Hi Inc, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2
Operations
Investment income (loss) — net	$(516)	$(30,546)	$25,649	$12,076	$89,298
Net realized gain (loss) on sales of investments	212	137,250	(16,483)	(2,542)	(141,309)
Distributions from capital gains	9,817	482,565	—	—	—
Net change in unrealized appreciation (depreciation) of investments	894	(50,024)	31,708	8,137	49,131
Net increase (decrease) in net assets resulting from operations	10,407	539,245	40,874	17,671	(2,880)

Contract transactions
Contract purchase payments	—	—	—	—	33,862
Net transfers(1)	277	(17,617)	7,139	(8,810)	540,080
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(13)	(8,249)	(1,149)	(506)	(27,889)
Contract terminations:
Surrender benefits	—	(342,121)	(75,610)	(3,773)	(567,732)
Death benefits	—	(7,465)	(8,733)	(6,220)	(348,141)
Increase (decrease) from transactions	264	(375,452)	(78,353)	(19,309)	(369,820)
Net assets at beginning of year	36,092	2,058,474	626,913	260,218	5,897,334
Net assets at end of year	$46,763	$2,222,267	$589,434	$258,580	$5,524,634

Accumulation unit activity
Units outstanding at beginning of year	7,993	344,095	323,424	112,236	4,381,027
Units purchased	49	1,224	3,432	143	437,060
Units redeemed	(2)	(55,832)	(43,294)	(8,039)	(706,144)
Units outstanding at end of year	8,040	289,487	283,562	104,340	4,111,943

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

50	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2
Operations
Investment income (loss) — net	$(41,115)	$(131,664)	$47	$(8,698)	$7,275
Net realized gain (loss) on sales of investments	119,993	339,647	1,183	165,475	(30,017)
Distributions from capital gains	608,685	1,539,587	1,965	138,249	—
Net change in unrealized appreciation (depreciation) of investments	9,448	(40,488)	(1,810)	(184,513)	1,665
Net increase (decrease) in net assets resulting from operations	697,011	1,707,082	1,385	110,513	(21,077)

Contract transactions
Contract purchase payments	193	8,500	6,727	8,998	18
Net transfers(1)	(37,337)	(361,820)	41	63,456	83,569
Adjustments to net assets allocated to contracts in payment period	—	(26,711)	—	—	—
Contract charges	(5,812)	(33,979)	(103)	(17,957)	(2,169)
Contract terminations:
Surrender benefits	(359,373)	(1,096,120)	(170)	(288,734)	(102,250)
Death benefits	(144,013)	(323,836)	(2,977)	(142,676)	(5,638)
Increase (decrease) from transactions	(546,342)	(1,833,966)	3,518	(376,913)	(26,470)
Net assets at beginning of year	4,626,227	11,589,085	36,587	3,184,900	1,555,335
Net assets at end of year	$4,776,896	$11,462,201	$41,490	$2,918,500	$1,507,788

Accumulation unit activity
Units outstanding at beginning of year	612,889	2,086,620	21,102	1,327,837	560,662
Units purchased	28	4,190	3,208	31,117	28,943
Units redeemed	(60,870)	(303,307)	(1,770)	(170,448)	(44,357)
Units outstanding at end of year	552,047	1,787,503	22,540	1,188,506	545,248

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	51

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Rising Divd, Cl 2	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2
Operations
Investment income (loss) — net	$141,575	$97,220	$(1,624)	$(13,018)	$(70,045)
Net realized gain (loss) on sales of investments	(9,788)	103,524	4,507	(17,757)	(97,250)
Distributions from capital gains	16,341	350,734	10,238	67,455	—
Net change in unrealized appreciation (depreciation) of investments	61,991	1,133,572	5,383	245,328	666,700
Net increase (decrease) in net assets resulting from operations	210,119	1,685,050	18,504	282,008	499,405

Contract transactions
Contract purchase payments	—	60,589	125	2,531	2,030
Net transfers(1)	(32,060)	(439,149)	602	1,769	(129,170)
Adjustments to net assets allocated to contracts in payment period	(42,336)	—	(25,328)	—	(26,542)
Contract charges	(3,529)	(42,809)	(24)	(6,732)	(7,788)
Contract terminations:
Surrender benefits	(285,767)	(1,845,818)	(3,395)	(186,922)	(433,476)
Death benefits	(49,915)	(273,083)	—	(57,974)	(69,617)
Increase (decrease) from transactions	(413,607)	(2,540,270)	(28,020)	(247,328)	(664,563)
Net assets at beginning of year	4,009,017	17,443,443	202,436	2,935,941	5,467,004
Net assets at end of year	$3,805,529	$16,588,223	$192,920	$2,970,621	$5,301,846

Accumulation unit activity
Units outstanding at beginning of year	1,294,768	5,454,556	45,055	585,519	1,910,864
Units purchased	964	20,103	143	8,692	1,289
Units redeemed	(115,728)	(757,708)	(838)	(60,934)	(226,119)
Units outstanding at end of year	1,180,004	4,716,951	44,360	533,277	1,686,034

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

52	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	GS VIT Intl Eq Insights, Inst	GS VIT Mid Cap Val, Inst	GS VIT Strategic Gro, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I
Operations
Investment income (loss) — net	$(62)	$(61,554)	$(2,943)	$(12,829)	$(41,053)
Net realized gain (loss) on sales of investments	1,036	200,126	968	75,097	118,535
Distributions from capital gains	192	523,543	16,243	235,574	—
Net change in unrealized appreciation (depreciation) of investments	208	318,425	36,273	111,892	779,700
Net increase (decrease) in net assets resulting from operations	1,374	980,540	50,541	409,734	857,182

Contract transactions
Contract purchase payments	100	18,429	36	—	8,722
Net transfers(1)	—	(281,028)	11,619	(115,519)	32,010
Adjustments to net assets allocated to contracts in payment period	—	(14,451)	—	—	(41,252)
Contract charges	(14)	(36,139)	(333)	(1,680)	(2,190)
Contract terminations:
Surrender benefits	(908)	(870,521)	(1,878)	(89,708)	(285,341)
Death benefits	(11,892)	(332,591)	—	(32,555)	(18,888)
Increase (decrease) from transactions	(12,714)	(1,516,301)	9,444	(239,462)	(306,939)
Net assets at beginning of year	16,658	9,639,226	161,852	1,613,718	2,627,653
Net assets at end of year	$5,318	$9,103,465	$221,837	$1,783,990	$3,177,896

Accumulation unit activity
Units outstanding at beginning of year	11,688	1,748,315	43,038	488,184	733,918
Units purchased	—	4,459	2,423	2	18,087
Units redeemed	(7,552)	(270,656)	(423)	(61,308)	(77,061)
Units outstanding at end of year	4,136	1,482,118	45,038	426,878	674,944

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	53

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Invesco VI Am Fran, Ser II	Invesco VI American Value, Ser II	Invesco VI Cap Appr, Ser I	Invesco VI Cap Appr, Ser II	Invesco VI Comstock, Ser II
Operations
Investment income (loss) — net	$(12,733)	$(40,468)	$(13,794)	$(143,580)	$(48,869)
Net realized gain (loss) on sales of investments	12,203	(35,583)	22,975	427,342	1,295,562
Distributions from capital gains	—	128,900	—	—	1,554,638
Net change in unrealized appreciation (depreciation) of investments	215,714	1,358,859	256,599	2,196,894	34,093
Net increase (decrease) in net assets resulting from operations	215,184	1,411,708	265,780	2,480,656	2,835,424

Contract transactions
Contract purchase payments	250	19,942	162	49,436	55,107
Net transfers(1)	(17,169)	(404,257)	(6,031)	(932,137)	(727,811)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	(85,142)
Contract charges	(4,012)	(23,296)	(477)	(37,557)	(105,829)
Contract terminations:
Surrender benefits	(12,445)	(580,836)	(79,291)	(821,218)	(2,301,515)
Death benefits	(1,489)	(258,219)	(23,048)	(329,237)	(881,065)
Increase (decrease) from transactions	(34,865)	(1,246,666)	(108,685)	(2,070,713)	(4,046,255)
Net assets at beginning of year	676,738	5,479,064	868,658	8,555,266	22,698,319
Net assets at end of year	$857,057	$5,644,106	$1,025,753	$8,965,209	$21,487,488

Accumulation unit activity
Units outstanding at beginning of year	201,791	4,740,210	160,969	2,147,239	5,808,137
Units purchased	17	16,171	25	11,429	14,426
Units redeemed	(8,881)	(950,337)	(17,375)	(449,985)	(920,292)
Units outstanding at end of year	192,927	3,806,044	143,619	1,708,683	4,902,271

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

54	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Core Eq, Ser II	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Dis Mid Cap Gro, Ser II	Invesco VI EQV Intl Eq, Ser I
Operations
Investment income (loss) — net	$(37,893)	$(334)	$(980)	$(5,234)	$1,717
Net realized gain (loss) on sales of investments	134,788	1,384	(50)	(5,713)	9,683
Distributions from capital gains	424,131	3,653	—	—	2,792
Net change in unrealized appreciation (depreciation) of investments	599,413	4,691	14,466	87,945	(17,355)
Net increase (decrease) in net assets resulting from operations	1,120,439	9,394	13,436	76,998	(3,163)

Contract transactions
Contract purchase payments	396	—	30	—	126
Net transfers(1)	19,435	(8,749)	(102)	(2,212)	(2,393)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(4,648)	(133)	(97)	(1,780)	(174)
Contract terminations:
Surrender benefits	(551,059)	—	(1,676)	(87,176)	(20,639)
Death benefits	(232,181)	—	—	(27,397)	(8,956)
Increase (decrease) from transactions	(768,057)	(8,882)	(1,845)	(118,565)	(32,036)
Net assets at beginning of year	4,927,234	45,396	60,403	370,033	546,153
Net assets at end of year	$5,279,616	$45,908	$71,994	$328,466	$510,954

Accumulation unit activity
Units outstanding at beginning of year	1,547,531	15,196	44,843	274,920	183,323
Units purchased	10,920	69	19	594	41
Units redeemed	(209,103)	(2,983)	(1,228)	(76,423)	(10,498)
Units outstanding at end of year	1,349,348	12,282	43,634	199,091	172,866

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	55

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Invesco VI EQV Intl Eq, Ser II	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II
Operations
Investment income (loss) — net	$(645)	$(15)	$(26,440)	$919	$122,598
Net realized gain (loss) on sales of investments	8,971	15	46,409	(1,334)	(250,434)
Distributions from capital gains	2,605	64	115,571	—	—
Net change in unrealized appreciation (depreciation) of investments	(15,567)	80	121,859	1,395	271,492
Net increase (decrease) in net assets resulting from operations	(4,636)	144	257,399	980	143,656

Contract transactions
Contract purchase payments	150	—	—	210	63,444
Net transfers(1)	(6,990)	—	(39,156)	(668)	767,189
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	(80,873)
Contract charges	(4,164)	(6)	(3,507)	(22)	(49,684)
Contract terminations:
Surrender benefits	(49,980)	(64)	(211,308)	(4,061)	(965,942)
Death benefits	(10,025)	—	(24,079)	(1,123)	(484,402)
Increase (decrease) from transactions	(71,009)	(70)	(278,050)	(5,664)	(750,268)
Net assets at beginning of year	535,420	987	1,855,636	59,467	11,318,238
Net assets at end of year	$459,775	$1,061	$1,834,985	$54,783	$10,711,626

Accumulation unit activity
Units outstanding at beginning of year	388,687	177	436,481	28,753	7,090,196
Units purchased	9,049	—	2,948	101	585,542
Units redeemed	(60,152)	(11)	(62,675)	(2,811)	(1,022,800)
Units outstanding at end of year	337,584	166	376,754	26,043	6,652,938

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

56	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Invesco VI Gro & Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Main St, Ser I	Invesco VI Mn St Mid Cap, Ser II	Invesco VI Mn St Sm Cap, Ser II
Operations
Investment income (loss) — net	$(1,175)	$(702)	$(430)	$(9,852)	$(25,056)
Net realized gain (loss) on sales of investments	8,087	94	(7)	(1,100)	72,050
Distributions from capital gains	23,756	—	3,066	14,864	69,641
Net change in unrealized appreciation (depreciation) of investments	23,215	1,691	3,203	82,581	82,945
Net increase (decrease) in net assets resulting from operations	53,883	1,083	5,832	86,493	199,580

Contract transactions
Contract purchase payments	13,509	—	—	5,866	1,479
Net transfers(1)	(2,254)	(2)	—	(27,129)	(13,697)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	(35,406)
Contract charges	(1,063)	(69)	(6)	(3,395)	(5,550)
Contract terminations:
Surrender benefits	(9,644)	(746)	(67)	(69,155)	(146,542)
Death benefits	(87,672)	—	—	(25,565)	(57,672)
Increase (decrease) from transactions	(87,124)	(817)	(73)	(119,378)	(257,388)
Net assets at beginning of year	417,929	43,988	26,598	615,053	1,909,527
Net assets at end of year	$384,688	$44,254	$32,357	$582,168	$1,851,719

Accumulation unit activity
Units outstanding at beginning of year	101,835	15,505	7,822	231,541	362,604
Units purchased	2,933	—	—	2,254	1,143
Units redeemed	(22,354)	(299)	(17)	(42,616)	(40,085)
Units outstanding at end of year	82,414	15,206	7,805	191,179	323,662

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	57

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Gbl Res, Inst	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv
Operations
Investment income (loss) — net	$7,643	$(5,683)	$(6,374)	$(2,837)	$(335)
Net realized gain (loss) on sales of investments	52,119	15,835	31,841	4,867	3,633
Distributions from capital gains	—	31,156	31,068	—	—
Net change in unrealized appreciation (depreciation) of investments	91,985	47,270	128,816	43,845	2,499
Net increase (decrease) in net assets resulting from operations	151,747	88,578	185,351	45,875	5,797

Contract transactions
Contract purchase payments	210	217	126	—	28
Net transfers(1)	(5,167)	198	(4,016)	(340)	3,661
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(552)	(1,202)	(360)	(225)	(114)
Contract terminations:
Surrender benefits	(66,203)	(42,282)	(45,586)	(6,231)	(8,907)
Death benefits	(35,809)	(5,155)	(19,388)	—	(13,726)
Increase (decrease) from transactions	(107,521)	(48,224)	(69,224)	(6,796)	(19,058)
Net assets at beginning of year	1,134,644	683,781	883,606	155,975	154,468
Net assets at end of year	$1,178,870	$724,135	$999,733	$195,054	$141,207

Accumulation unit activity
Units outstanding at beginning of year	191,791	276,934	242,087	53,156	97,458
Units purchased	33	136	30	—	2,248
Units redeemed	(16,739)	(17,901)	(17,341)	(1,849)	(14,659)
Units outstanding at end of year	175,085	259,169	224,776	51,307	85,047

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

58	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Janus Henderson VIT Res, Serv	Lazard Retire Intl Eq, Serv	LVIP AC Disc Core Val, Std Cl II	LVIP AC Inflation Prot, Serv Cl	LVIP AC Intl, Serv Cl
Operations
Investment income (loss) — net	$(24,686)	$527	$(256)	$244,239	$3
Net realized gain (loss) on sales of investments	142,424	(41)	690	(166,314)	9
Distributions from capital gains	45,987	86	—	—	—
Net change in unrealized appreciation (depreciation) of investments	281,861	838	18,325	(77,300)	19
Net increase (decrease) in net assets resulting from operations	445,586	1,410	18,759	625	31

Contract transactions
Contract purchase payments	1,573	—	24	35,969	—
Net transfers(1)	(203,735)	(1)	(4,748)	1,495,088	(10)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(6,065)	(47)	(114)	(60,004)	—
Contract terminations:
Surrender benefits	(126,351)	—	(16,176)	(1,104,350)	—
Death benefits	(32,940)	—	(6,286)	(651,486)	—
Increase (decrease) from transactions	(367,518)	(48)	(27,300)	(284,783)	(10)
Net assets at beginning of year	1,529,235	34,463	170,162	12,378,629	2,520
Net assets at end of year	$1,607,303	$35,825	$161,621	$12,094,471	$2,541

Accumulation unit activity
Units outstanding at beginning of year	533,989	22,546	44,531	9,492,550	—
Units purchased	375	—	6	1,180,269	—
Units redeemed	(105,499)	(31)	(6,649)	(1,384,860)	—
Units outstanding at end of year	428,865	22,515	37,888	9,287,959	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	59

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	LVIP AC Mid Cap Val, Serv Cl	LVIP AC Ultra, Serv Cl	LVIP AC Val, Serv Cl	LVIP AC Val, Std Cl II	LVIP Baron Gro Opp, Serv Cl
Operations
Investment income (loss) — net	$593	$(103,901)	$3,812	$3,888	$(717)
Net realized gain (loss) on sales of investments	195	582,882	965	16,342	993
Distributions from capital gains	3,787	558,233	21,330	16,516	265
Net change in unrealized appreciation (depreciation) of investments	607	468,253	(202)	(15,030)	1,654
Net increase (decrease) in net assets resulting from operations	5,182	1,505,467	25,905	21,716	2,195

Contract transactions
Contract purchase payments	—	28,565	36,817	24	—
Net transfers(1)	(7)	(581,746)	1,194	(4,858)	—
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	—	(25,888)	(34)	(181)	(87)
Contract terminations:
Surrender benefits	—	(647,168)	(3,859)	(31,360)	(998)
Death benefits	—	(172,401)	—	(11,351)	—
Increase (decrease) from transactions	(7)	(1,398,638)	34,118	(47,726)	(1,085)
Net assets at beginning of year	77,179	6,241,735	325,148	288,021	57,024
Net assets at end of year	$82,354	$6,348,564	$385,171	$262,011	$58,134

Accumulation unit activity
Units outstanding at beginning of year	26,754	1,224,538	105,431	52,589	8,462
Units purchased	—	4,899	12,504	4	—
Units redeemed	—	(244,094)	(1,252)	(8,315)	(186)
Units outstanding at end of year	26,754	985,343	116,683	44,278	8,276

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

60	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	LVIPJPM US Eq, Std Cl	MFS Inv Trust, Init Cl	MFS Inv Trust, Serv Cl	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Init Cl
Operations
Investment income (loss) — net	$(2,124)	$(5,741)	$(6,360)	$(20,773)	$(4,574)
Net realized gain (loss) on sales of investments	8,463	72,945	9,507	30,473	(7,337)
Distributions from capital gains	9,416	60,386	56,002	162,581	—
Net change in unrealized appreciation (depreciation) of investments	27,857	8,013	63,513	69,471	26,771
Net increase (decrease) in net assets resulting from operations	43,612	135,603	122,662	241,752	14,860

Contract transactions
Contract purchase payments	4	—	700	300	9
Net transfers(1)	—	(2,818)	404	7,168	2,970
Adjustments to net assets allocated to contracts in payment period	—	—	—	(28,097)	—
Contract charges	(577)	(564)	(18)	(2,672)	(662)
Contract terminations:
Surrender benefits	(41,097)	(145,160)	(18,570)	(136,875)	(26,428)
Death benefits	—	(66,789)	—	(27,384)	—
Increase (decrease) from transactions	(41,670)	(215,331)	(17,484)	(187,560)	(24,111)
Net assets at beginning of year	224,479	831,211	702,901	1,737,525	302,425
Net assets at end of year	$226,421	$751,483	$808,079	$1,791,717	$293,174

Accumulation unit activity
Units outstanding at beginning of year	36,018	239,177	211,342	666,850	82,795
Units purchased	1	116	304	2,511	900
Units redeemed	(6,305)	(55,148)	(5,305)	(61,029)	(6,340)
Units outstanding at end of year	29,714	184,145	206,341	608,332	77,355

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	61

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	MFS New Dis, Serv Cl	MFS Research, Init Cl	MFS Total Return, Init Cl	MFS Total Return, Serv Cl	MFS Utilities, Init Cl
Operations
Investment income (loss) — net	$(19,264)	$(2,439)	$409	$116,299	$19,167
Net realized gain (loss) on sales of investments	(77,605)	6,857	147	142,347	35,594
Distributions from capital gains	—	16,636	1,503	605,561	62,771
Net change in unrealized appreciation (depreciation) of investments	164,312	23,934	(109)	(129,938)	98,538
Net increase (decrease) in net assets resulting from operations	67,443	44,988	1,950	734,269	216,070

Contract transactions
Contract purchase payments	—	9,972	—	35,527	58
Net transfers(1)	10,859	(11,669)	181	165,178	(14,273)
Adjustments to net assets allocated to contracts in payment period	(349)	—	—	—	(19,184)
Contract charges	(5,251)	(511)	(49)	(38,926)	(2,209)
Contract terminations:
Surrender benefits	(166,109)	(8,250)	(927)	(1,220,321)	(126,511)
Death benefits	(232)	—	—	(314,774)	(8,572)
Increase (decrease) from transactions	(161,082)	(10,458)	(795)	(1,373,316)	(170,691)
Net assets at beginning of year	1,427,560	263,753	30,292	12,155,670	2,122,403
Net assets at end of year	$1,333,921	$298,283	$31,447	$11,516,623	$2,167,782

Accumulation unit activity
Units outstanding at beginning of year	381,806	70,938	9,123	4,284,804	568,744
Units purchased	2,900	2,463	54	67,637	5,934
Units redeemed	(43,525)	(4,957)	(283)	(511,926)	(37,979)
Units outstanding at end of year	341,181	68,444	8,894	3,840,515	536,699

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

62	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	PIMCO VIT All Asset, Advisor Cl	Put VT Div Inc, Cl IA	Put VT Div Inc, Cl IB
Operations
Investment income (loss) — net	$6,033	$(745)	$25,089	$19,493	$6,217
Net realized gain (loss) on sales of investments	22,301	(4,460)	(27,541)	(13,877)	(11,106)
Distributions from capital gains	25,117	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	30,734	21,934	14,651	12,159	10,386
Net increase (decrease) in net assets resulting from operations	84,185	16,729	12,199	17,775	5,497

Contract transactions
Contract purchase payments	175	—	1,682	396	66
Net transfers(1)	(5,894)	(9)	(17,956)	576	(6,129)
Adjustments to net assets allocated to contracts in payment period	(17,542)	—	—	(6,459)	—
Contract charges	(1,349)	(8)	(3,786)	(117)	(115)
Contract terminations:
Surrender benefits	(111,043)	(3,086)	(134,935)	(8,689)	(7,357)
Death benefits	(1,387)	—	(7,699)	(8,057)	(7,079)
Increase (decrease) from transactions	(137,040)	(3,103)	(162,694)	(22,350)	(20,614)
Net assets at beginning of year	855,859	45,434	615,073	394,047	136,324
Net assets at end of year	$803,004	$59,060	$464,578	$389,472	$121,207

Accumulation unit activity
Units outstanding at beginning of year	154,113	13,844	392,126	153,502	71,523
Units purchased	353	—	13,128	378	34
Units redeemed	(19,967)	(1,057)	(116,373)	(6,520)	(10,566)
Units outstanding at end of year	134,499	12,787	288,881	147,360	60,991

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	63

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Put VT Emerg Mkts Eq, Cl IB	Put VT Focused Intl Eq, Cl IA	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB
Operations
Investment income (loss) — net	$240	$1,763	$(6,575)	$15,640	$3,465
Net realized gain (loss) on sales of investments	5,227	75	30,797	(4,236)	(3,036)
Distributions from capital gains	—	—	32,675	—	—
Net change in unrealized appreciation (depreciation) of investments	22,607	6,900	(43,492)	11,234	4,280
Net increase (decrease) in net assets resulting from operations	28,074	8,738	13,405	22,638	4,709

Contract transactions
Contract purchase payments	3	—	300	180	30
Net transfers(1)	3,698	(8,341)	32,691	432	(3,943)
Adjustments to net assets allocated to contracts in payment period	—	6	—	—	—
Contract charges	(252)	(116)	(3,504)	(76)	(54)
Contract terminations:
Surrender benefits	(15,887)	(6,599)	(167,868)	(5,619)	(5,038)
Death benefits	(13,117)	(2,545)	(8,336)	(6,692)	(4,839)
Increase (decrease) from transactions	(25,555)	(17,595)	(146,717)	(11,775)	(13,844)
Net assets at beginning of year	198,454	375,014	722,775	344,393	80,908
Net assets at end of year	$200,973	$366,157	$589,463	$355,256	$71,773

Accumulation unit activity
Units outstanding at beginning of year	170,284	142,153	150,008	92,698	30,313
Units purchased	3,193	—	6,387	160	11
Units redeemed	(20,993)	(6,324)	(33,057)	(3,218)	(5,078)
Units outstanding at end of year	152,484	135,829	123,338	89,640	25,246

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

64	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Put VT Inc, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IB	Put VT Lg Cap Gro, Cl IA	Put VT Lg Cap Gro, Cl IB
Operations
Investment income (loss) — net	$968	$26,522	$2	$(7,540)	$(16,365)
Net realized gain (loss) on sales of investments	(1,037)	65,341	1	17,831	40,264
Distributions from capital gains	—	—	1	23,706	49,278
Net change in unrealized appreciation (depreciation) of investments	318	(26,433)	6	121,708	239,745
Net increase (decrease) in net assets resulting from operations	249	65,430	10	155,705	312,922

Contract transactions
Contract purchase payments	—	1,977	—	—	18
Net transfers(1)	1,271	(19,652)	—	(9,490)	(5,336)
Adjustments to net assets allocated to contracts in payment period	—	(536)	—	(5,591)	—
Contract charges	(33)	(6,675)	—	(162)	(428)
Contract terminations:
Surrender benefits	(2,688)	(321,399)	—	(20,789)	(73,302)
Death benefits	—	(62,667)	—	(1,975)	(10,586)
Increase (decrease) from transactions	(1,450)	(408,952)	—	(38,007)	(89,634)
Net assets at beginning of year	24,414	3,206,025	256	504,948	1,034,862
Net assets at end of year	$23,213	$2,862,503	$266	$622,646	$1,258,150

Accumulation unit activity
Units outstanding at beginning of year	14,086	1,975,684	—	172,217	362,377
Units purchased	675	14,402	—	—	5
Units redeemed	(1,573)	(253,391)	—	(9,787)	(27,329)
Units outstanding at end of year	13,188	1,736,695	—	162,430	335,053

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	65

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Put VT Lg Cap Val, Cl IA	Put VT Lg Cap Val, Cl IB	Put VT Research, Cl IB	Put VT Sm Cap Val, Cl IB	Put VT Sus Leaders, Cl IA
Operations
Investment income (loss) — net	$(3,595)	$(6,117)	$(440)	$(3,485)	$(30,031)
Net realized gain (loss) on sales of investments	52,215	115,580	3,842	111	97,427
Distributions from capital gains	124,899	136,507	312	27,370	18,436
Net change in unrealized appreciation (depreciation) of investments	275,850	237,137	6,913	28,019	468,860
Net increase (decrease) in net assets resulting from operations	449,369	483,107	10,627	52,015	554,692

Contract transactions
Contract purchase payments	180	290	—	—	744
Net transfers(1)	(21,241)	28,019	(2,872)	(211)	(9,087)
Adjustments to net assets allocated to contracts in payment period	(8,230)	(3,014)	—	—	7
Contract charges	(940)	(7,114)	(202)	(723)	(956)
Contract terminations:
Surrender benefits	(116,440)	(181,356)	(4,932)	(352,206)	(149,044)
Death benefits	(21,751)	(233,570)	—	—	(59,124)
Increase (decrease) from transactions	(168,422)	(396,745)	(8,006)	(353,140)	(217,460)
Net assets at beginning of year	2,531,141	2,775,529	46,112	605,255	2,596,448
Net assets at end of year	$2,812,088	$2,861,891	$48,733	$304,130	$2,933,680

Accumulation unit activity
Units outstanding at beginning of year	1,336,595	1,482,717	9,318	201,284	287,645
Units purchased	84	18,108	—	390	71
Units redeemed	(72,577)	(199,669)	(1,512)	(101,067)	(20,464)
Units outstanding at end of year	1,264,102	1,301,156	7,806	100,607	267,252

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

66	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Royce Sm-Cap, Invest Cl	Temp Dev Mkts, Cl 2	Temp Foreign, Cl 2
Operations
Investment income (loss) — net	$(33,778)	$(4,855)	$(881)	$4,528	$26,424
Net realized gain (loss) on sales of investments	280,808	(381)	5,259	(10,270)	18,105
Distributions from capital gains	20,067	22,568	10,731	1,336	—
Net change in unrealized appreciation (depreciation) of investments	318,408	18,422	(9,767)	13,613	(92,454)
Net increase (decrease) in net assets resulting from operations	585,505	35,754	5,342	9,207	(47,925)

Contract transactions
Contract purchase payments	645	—	96	80	9,678
Net transfers(1)	(41,203)	1,878	—	4	54,593
Adjustments to net assets allocated to contracts in payment period	(1,297)	—	—	—	—
Contract charges	(2,773)	(853)	(594)	(399)	(7,091)
Contract terminations:
Surrender benefits	(309,133)	(20,063)	(45,379)	(51,880)	(215,421)
Death benefits	(334,671)	—	—	(897)	(50,910)
Increase (decrease) from transactions	(688,432)	(19,038)	(45,877)	(53,092)	(209,151)
Net assets at beginning of year	2,826,232	319,423	303,233	222,684	2,501,280
Net assets at end of year	$2,723,305	$336,139	$262,698	$178,799	$2,244,204

Accumulation unit activity
Units outstanding at beginning of year	599,027	58,560	45,543	82,105	1,379,371
Units purchased	1,696	358	14	29	37,631
Units redeemed	(125,594)	(4,051)	(6,950)	(19,856)	(140,401)
Units outstanding at end of year	475,129	54,867	38,607	62,278	1,276,601

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	67

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Temp Global Bond, Cl 2	Temp Gro, Cl 2	Third Ave VST Third Ave Value	VP Aggr, Cl 2	VP Aggr, Cl 4
Operations
Investment income (loss) — net	$(97,567)	$(1,494)	$2,497	$(108,601)	$(940,222)
Net realized gain (loss) on sales of investments	(235,907)	5,079	3,042	1,115,863	7,024,411
Distributions from capital gains	—	558	18,395	—	—
Net change in unrealized appreciation (depreciation) of investments	(430,135)	5,641	(32,255)	(76,656)	782,803
Net increase (decrease) in net assets resulting from operations	(763,609)	9,784	(8,321)	930,606	6,866,992

Contract transactions
Contract purchase payments	18,936	200	6,565	20	4,820
Net transfers(1)	904,692	465	137	(990,267)	(1,363,482)
Adjustments to net assets allocated to contracts in payment period	(15,729)	—	—	—	—
Contract charges	(29,546)	(349)	(362)	(83,131)	(387,107)
Contract terminations:
Surrender benefits	(595,059)	(64,278)	(10,455)	(939,319)	(7,549,573)
Death benefits	(301,387)	(48,642)	—	—	(979,954)
Increase (decrease) from transactions	(18,093)	(112,604)	(4,115)	(2,012,697)	(10,275,296)
Net assets at beginning of year	6,127,340	267,438	232,340	8,542,855	62,759,140
Net assets at end of year	$5,345,638	$164,618	$219,904	$7,460,764	$59,350,836

Accumulation unit activity
Units outstanding at beginning of year	3,832,196	156,007	55,552	3,639,004	27,355,335
Units purchased	633,957	234	1,591	—	99,604
Units redeemed	(624,532)	(64,930)	(2,578)	(782,628)	(4,260,567)
Units outstanding at end of year	3,841,621	91,311	54,565	2,856,376	23,194,372

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

68	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$(159,882)	$(525,819)	$(3,814)	$(322)	$(159,258)
Net realized gain (loss) on sales of investments	360,261	1,451,380	8,621	934	205,607
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	121,854	148,753	18,330	2,095	225,027
Net increase (decrease) in net assets resulting from operations	322,233	1,074,314	23,137	2,707	271,376

Contract transactions
Contract purchase payments	33,849	4,148	—	—	—
Net transfers(1)	940,283	795,137	(4)	(5)	122,165
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(171,848)	(433,378)	(6,354)	(430)	(102,631)
Contract terminations:
Surrender benefits	(2,362,231)	(5,315,340)	(33,953)	(2,361)	(898,559)
Death benefits	(101,309)	(762,678)	—	—	(568,585)
Increase (decrease) from transactions	(1,661,256)	(5,712,111)	(40,311)	(2,796)	(1,447,610)
Net assets at beginning of year	12,556,772	38,160,614	290,128	26,559	10,634,985
Net assets at end of year	$11,217,749	$33,522,817	$272,954	$26,470	$9,458,751

Accumulation unit activity
Units outstanding at beginning of year	9,868,648	30,355,683	248,910	19,938	9,887,397
Units purchased	886,747	753,846	—	—	202,248
Units redeemed	(2,196,357)	(5,245,875)	(32,158)	(1,972)	(1,527,150)
Units outstanding at end of year	8,559,038	25,863,654	216,752	17,966	8,562,495

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	69

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$(403,822)	$(1,245,933)	$(2,427,893)	$(2,474,107)	$(8,625,412)
Net realized gain (loss) on sales of investments	1,063,051	5,159,315	8,970,382	13,109,230	55,200,078
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	670,465	4,478,818	5,491,102	2,826,614	(5,575,404)
Net increase (decrease) in net assets resulting from operations	1,329,694	8,392,200	12,033,591	13,461,737	40,999,262

Contract transactions
Contract purchase payments	8,636	—	15,504	173,519	211,367
Net transfers(1)	221,124	(729,453)	16,479	2,632,580	1,566,758
Adjustments to net assets allocated to contracts in payment period	—	—	—	(6,387)	(34,717)
Contract charges	(250,428)	(871,023)	(1,483,886)	(2,875,766)	(6,673,287)
Contract terminations:
Surrender benefits	(2,828,913)	(8,892,030)	(18,893,272)	(20,113,895)	(74,512,339)
Death benefits	(1,272,677)	(1,930,537)	(3,974,968)	(3,376,322)	(19,026,378)
Increase (decrease) from transactions	(4,122,258)	(12,423,043)	(24,320,143)	(23,566,271)	(98,468,596)
Net assets at beginning of year	27,721,281	85,008,223	161,004,079	191,308,639	605,340,529
Net assets at end of year	$24,928,717	$80,977,380	$148,717,527	$181,204,105	$547,871,195

Accumulation unit activity
Units outstanding at beginning of year	23,720,316	61,932,986	126,248,689	106,741,492	345,071,288
Units purchased	277,066	47,896	343,792	1,709,297	1,584,844
Units redeemed	(3,705,630)	(8,504,415)	(18,358,938)	(14,264,430)	(55,490,450)
Units outstanding at end of year	20,291,752	53,476,467	108,233,543	94,186,359	291,165,682

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

70	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Operations
Investment income (loss) — net	$(448,314)	$(2,202,916)	$(306,653)	$(869,713)	$(11,089)
Net realized gain (loss) on sales of investments	3,923,239	13,431,284	1,681,210	4,608,177	149,287
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(454,961)	1,488,664	(265,914)	(982,607)	(5,383)
Net increase (decrease) in net assets resulting from operations	3,019,964	12,717,032	1,108,643	2,755,857	132,815

Contract transactions
Contract purchase payments	105,104	245,141	93,271	164,437	558
Net transfers(1)	(2,083,915)	(2,827,487)	(24,430)	351,089	(116,599)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(227,610)	(919,876)	(356,441)	(677,760)	(5,544)
Contract terminations:
Surrender benefits	(3,922,209)	(14,431,231)	(3,028,187)	(6,853,397)	(69,348)
Death benefits	(395,333)	(2,605,891)	(760,850)	(2,966,667)	(12,822)
Increase (decrease) from transactions	(6,523,963)	(20,539,344)	(4,076,637)	(9,982,298)	(203,755)
Net assets at beginning of year	33,939,071	143,921,641	23,826,093	60,596,250	696,858
Net assets at end of year	$30,435,072	$136,099,329	$20,858,099	$53,369,809	$625,918

Accumulation unit activity
Units outstanding at beginning of year	16,669,190	72,301,694	15,883,462	41,087,392	277,081
Units purchased	51,903	165,695	297,389	457,644	178
Units redeemed	(3,062,658)	(9,892,139)	(2,950,771)	(6,978,767)	(72,510)
Units outstanding at end of year	13,658,435	62,575,250	13,230,080	34,566,269	204,749

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	71

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Acorn
Operations
Investment income (loss) — net	$(143,523)	$(4,292)	$(46,710)	$(27,171)	$(83,270)
Net realized gain (loss) on sales of investments	808,333	10,389	101,316	67,260	(364,448)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(145,015)	20,184	540,052	218,007	1,042,813
Net increase (decrease) in net assets resulting from operations	519,795	26,281	594,658	258,096	595,095

Contract transactions
Contract purchase payments	28,641	—	—	—	13,096
Net transfers(1)	83,359	(8)	379,481	418,643	(267,133)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(42,132)	(7,837)	(59,298)	(48,489)	(24,183)
Contract terminations:
Surrender benefits	(833,133)	(44,212)	(283,925)	(278,804)	(486,847)
Death benefits	(409,210)	—	—	(15,895)	(219,016)
Increase (decrease) from transactions	(1,172,475)	(52,057)	36,258	75,455	(984,083)
Net assets at beginning of year	8,767,533	353,972	3,655,721	2,138,699	5,089,149
Net assets at end of year	$8,114,853	$328,196	$4,286,637	$2,472,250	$4,700,161

Accumulation unit activity
Units outstanding at beginning of year	2,889,351	291,275	2,436,929	1,571,864	1,416,500
Units purchased	51,361	—	235,691	284,346	3,778
Units redeemed	(404,272)	(41,392)	(208,089)	(235,204)	(254,584)
Units outstanding at end of year	2,536,440	249,883	2,464,531	1,621,006	1,165,694

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

72	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2024 (continued)	Wanger Intl
Operations
Investment income (loss) — net	$(11,466)
Net realized gain (loss) on sales of investments	(129,665)
Distributions from capital gains	—
Net change in unrealized appreciation (depreciation) of investments	(289,088)
Net increase (decrease) in net assets resulting from operations	(430,219)

Contract transactions
Contract purchase payments	22,267
Net transfers(1)	487,635
Adjustments to net assets allocated to contracts in payment period	—
Contract charges	(20,011)
Contract terminations:
Surrender benefits	(395,367)
Death benefits	(155,951)
Increase (decrease) from transactions	(61,427)
Net assets at beginning of year	4,634,499
Net assets at end of year	$4,142,853

Accumulation unit activity
Units outstanding at beginning of year	1,560,002
Units purchased	178,724
Units redeemed	(189,388)
Units outstanding at end of year	1,549,338

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	73

Statements of Changes in Net Assets

Year ended December 31, 2023	AB VPS Bal Hedged Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B	AB VPS Sus Gbl Thematic, Cl B
Operations
Investment income (loss) — net	$(1,046)	$(85,611)	$(33,180)	$(950)	$(12,018)
Net realized gain (loss) on sales of investments	(8,013)	(19,456)	72,177	49,872	17,198
Distributions from capital gains	14,312	—	183,975	341,426	54,390
Net change in unrealized appreciation (depreciation) of investments	25,256	1,204,261	464,929	22,514	52,267
Net increase (decrease) in net assets resulting from operations	30,509	1,099,194	687,901	412,862	111,837

Contract transactions
Contract purchase payments	75	5,133	850	480	107
Net transfers(1)	(10,363)	(585,932)	29,509	(31,414)	(6,720)
Adjustments to net assets allocated to contracts in payment period	—	(1,783)	—	—	—
Contract charges	(1,012)	(44,573)	(3,756)	(8,591)	(1,805)
Contract terminations:
Surrender benefits	(6,957)	(704,806)	(67,716)	(228,688)	(35,449)
Death benefits	(3,885)	(327,165)	(198,406)	(96,538)	(41,581)
Increase (decrease) from transactions	(22,142)	(1,659,126)	(239,519)	(364,751)	(85,448)
Net assets at beginning of year	284,260	9,059,372	2,175,149	4,322,523	850,086
Net assets at end of year	$292,627	$8,499,440	$2,623,531	$4,370,634	$876,475

Accumulation unit activity
Units outstanding at beginning of year	162,207	7,982,373	824,545	1,342,967	600,454
Units purchased	6,761	4,081	9,951	5,803	630
Units redeemed	(19,604)	(1,357,683)	(91,186)	(111,038)	(59,887)
Units outstanding at end of year	149,364	6,628,771	743,310	1,237,732	541,197

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

74	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	Allspg VT Dis All Cap Gro, Cl 1	Allspg VT Dis All Cap Gro, Cl 2	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2
Operations
Investment income (loss) — net	$(4,470)	$(230,827)	$(24,652)	$(6,583)	$(53,939)
Net realized gain (loss) on sales of investments	(4,753)	(380,968)	72,237	3,140	84,899
Distributions from capital gains	37,800	1,624,589	172,913	42,479	337,628
Net change in unrealized appreciation (depreciation) of investments	70,133	3,230,366	553,301	70,356	518,384
Net increase (decrease) in net assets resulting from operations	98,710	4,243,160	773,799	109,392	886,972

Contract transactions
Contract purchase payments	—	25,193	9,376	—	15,458
Net transfers(1)	643	(683,075)	7,489	421	(97,365)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(466)	(51,339)	(3,013)	(717)	(12,241)
Contract terminations:
Surrender benefits	(56,396)	(1,125,169)	(257,758)	(23,162)	(600,707)
Death benefits	(42,677)	(720,174)	(612,588)	(23,219)	(138,681)
Increase (decrease) from transactions	(98,896)	(2,554,564)	(856,494)	(46,677)	(833,536)
Net assets at beginning of year	339,886	14,648,783	5,450,029	452,374	4,033,542
Net assets at end of year	$339,700	$16,337,379	$5,367,334	$515,089	$4,086,978

Accumulation unit activity
Units outstanding at beginning of year	110,687	3,105,065	2,146,971	152,369	1,399,463
Units purchased	190	3,974	33,233	125	6,527
Units redeemed	(26,506)	(466,027)	(344,976)	(13,688)	(270,099)
Units outstanding at end of year	84,371	2,643,012	1,835,228	138,806	1,135,891

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	75

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	Allspg VT Sm Cap Gro, Cl 2	BNY Mellon IP MidCap Stock, Serv	BNY Mellon IP Tech Gro, Serv	BNY Mellon Sus US Eq, Init	BNY Mellon VIF Appr, Serv
Operations
Investment income (loss) — net	$(44,840)	$(665)	$(41,516)	$(2,491)	$(1,074)
Net realized gain (loss) on sales of investments	(77,201)	40	70,858	2,453	(147)
Distributions from capital gains	—	2,125	—	44,658	9,356
Net change in unrealized appreciation (depreciation) of investments	198,686	9,024	1,106,131	32,180	10,775
Net increase (decrease) in net assets resulting from operations	76,645	10,524	1,135,473	76,800	18,910

Contract transactions
Contract purchase payments	847	—	1,487	18	—
Net transfers(1)	128,221	949	(498,028)	(3,975)	(5)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(9,061)	—	(11,591)	(397)	(10)
Contract terminations:
Surrender benefits	(244,682)	—	(191,402)	(5,310)	—
Death benefits	(54,404)	—	(123,973)	—	—
Increase (decrease) from transactions	(179,079)	949	(823,507)	(9,664)	(15)
Net assets at beginning of year	3,124,586	63,321	2,297,103	350,579	99,948
Net assets at end of year	$3,022,152	$74,794	$2,609,069	$417,715	$118,843

Accumulation unit activity
Units outstanding at beginning of year	1,666,524	20,390	685,008	170,329	27,700
Units purchased	71,266	361	348	313	—
Units redeemed	(170,859)	—	(187,710)	(4,493)	(2)
Units outstanding at end of year	1,566,931	20,751	497,646	166,149	27,698

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

76	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	CB Var Sm Cap Gro, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3
Operations
Investment income (loss) — net	$(1,598)	$(31,543)	$(200,781)	$(258,706)	$(92,033)
Net realized gain (loss) on sales of investments	965	146,349	1,939,732	1,337,681	(435,122)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	7,008	290,661	954,425	(587,266)	946,346
Net increase (decrease) in net assets resulting from operations	6,375	405,467	2,693,376	491,709	419,191

Contract transactions
Contract purchase payments	125	3,055	25,977	14,236	3,741
Net transfers(1)	848	(3,620)	(297,276)	905,658	143,496
Adjustments to net assets allocated to contracts in payment period	—	74	2,926	(2,922)	—
Contract charges	(106)	(3,119)	(47,922)	(70,014)	(27,652)
Contract terminations:
Surrender benefits	(6,018)	(209,469)	(1,356,098)	(1,388,525)	(461,123)
Death benefits	—	(25,870)	(711,304)	(635,751)	(209,354)
Increase (decrease) from transactions	(5,151)	(238,949)	(2,383,697)	(1,177,318)	(550,892)
Net assets at beginning of year	98,950	2,190,178	13,103,541	16,832,643	5,680,084
Net assets at end of year	$100,174	$2,356,696	$13,413,220	$16,147,034	$5,548,383

Accumulation unit activity
Units outstanding at beginning of year	31,612	705,129	4,862,425	4,702,423	2,507,293
Units purchased	273	712	30,408	304,861	69,636
Units redeemed	(1,950)	(69,057)	(858,089)	(633,565)	(298,262)
Units outstanding at end of year	29,935	636,784	4,034,744	4,373,719	2,278,667

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	77

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Govt Money Mkt, Cl 1	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 3
Operations
Investment income (loss) — net	$3,026	$546,965	$109,522	$9,183	$102,164
Net realized gain (loss) on sales of investments	—	63	(59,514)	(8,361)	(181,637)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	—	(63)	232,647	20,440	355,865
Net increase (decrease) in net assets resulting from operations	3,026	546,965	282,655	21,262	276,392

Contract transactions
Contract purchase payments	300	50,245	5,747	—	2,511
Net transfers(1)	(1,196)	175,699	89,673	(151)	12,927
Adjustments to net assets allocated to contracts in payment period	—	(1,991)	—	—	—
Contract charges	(63)	(59,313)	(12,893)	(36)	(17,695)
Contract terminations:
Surrender benefits	(2,023)	(2,089,637)	(217,767)	(19,246)	(361,489)
Death benefits	—	(855,007)	(131,251)	—	(137,815)
Increase (decrease) from transactions	(2,982)	(2,780,004)	(266,491)	(19,433)	(501,561)
Net assets at beginning of year	90,411	19,579,922	2,907,511	223,655	3,201,225
Net assets at end of year	$90,455	$17,346,883	$2,923,675	$225,484	$2,976,056

Accumulation unit activity
Units outstanding at beginning of year	92,303	20,809,527	1,280,085	205,504	1,551,734
Units purchased	301	434,851	45,542	—	19,369
Units redeemed	(3,318)	(3,354,113)	(158,012)	(17,484)	(256,815)
Units outstanding at end of year	89,286	17,890,265	1,167,615	188,020	1,314,288

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

78	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Overseas Core, Cl 3
Operations
Investment income (loss) — net	$46,475	$(3,852)	$(10,709)	$(71,044)	$1,191
Net realized gain (loss) on sales of investments	(251,108)	168,919	43,546	583,278	(651)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	502,002	(44,221)	182,211	668,930	40,013
Net increase (decrease) in net assets resulting from operations	297,369	120,846	215,048	1,181,164	40,553

Contract transactions
Contract purchase payments	4,782	—	—	—	5,168
Net transfers(1)	151,808	2,812	(13,024)	(32,685)	(98)
Adjustments to net assets allocated to contracts in payment period	(3,130)	—	—	(4,768)	—
Contract charges	(30,732)	(19)	(898)	(8,223)	(231)
Contract terminations:
Surrender benefits	(610,823)	(7,762)	(35,832)	(269,057)	(8,833)
Death benefits	(156,948)	(203,830)	—	(392,377)	(12,058)
Increase (decrease) from transactions	(645,043)	(208,799)	(49,754)	(707,110)	(16,052)
Net assets at beginning of year	6,902,845	324,536	553,012	5,299,633	303,045
Net assets at end of year	$6,555,171	$236,583	$718,306	$5,773,687	$327,546

Accumulation unit activity
Units outstanding at beginning of year	4,622,524	106,801	196,717	1,639,654	157,910
Units purchased	157,254	754	481	1,835	2,273
Units redeemed	(584,502)	(52,694)	(23,905)	(207,616)	(9,553)
Units outstanding at end of year	4,195,276	54,861	173,293	1,433,873	150,630

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	79

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3	Col VP Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$(1,807)	$(23,222)	$(479)	$(9,143)	$(9,234)
Net realized gain (loss) on sales of investments	16,666	133,888	3,049	53,440	(18,626)
Distributions from capital gains	—	—	—	—	55,252
Net change in unrealized appreciation (depreciation) of investments	(12,101)	215,758	(202)	23,071	115,497
Net increase (decrease) in net assets resulting from operations	2,758	326,424	2,368	67,368	142,889

Contract transactions
Contract purchase payments	—	7,553	—	—	75
Net transfers(1)	15	(15,800)	76	1,440	(6,129)
Adjustments to net assets allocated to contracts in payment period	—	1,199	—	—	—
Contract charges	(13)	(3,886)	(94)	(1,293)	(4,804)
Contract terminations:
Surrender benefits	(26,916)	(106,609)	(4,577)	(51,634)	(54,748)
Death benefits	—	(48,552)	—	(29,664)	(10,969)
Increase (decrease) from transactions	(26,914)	(166,095)	(4,595)	(81,151)	(76,575)
Net assets at beginning of year	119,106	1,470,841	33,039	660,858	748,306
Net assets at end of year	$94,950	$1,631,170	$30,812	$647,075	$814,620

Accumulation unit activity
Units outstanding at beginning of year	35,376	426,491	13,292	206,629	249,548
Units purchased	—	1,856	32	511	1,129
Units redeemed	(8,486)	(45,137)	(2,131)	(25,023)	(24,418)
Units outstanding at end of year	26,890	383,210	11,193	182,117	226,259

(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

80	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Sm Co Gro, Cl 1	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 3
Operations
Investment income (loss) — net	$(212)	$2,026	$46,681	$3,077	$92,535
Net realized gain (loss) on sales of investments	(57)	(2,086)	(219,137)	(1,426)	(93,974)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	4,003	5,158	322,780	(3,462)	27,490
Net increase (decrease) in net assets resulting from operations	3,734	5,098	150,324	(1,811)	26,051

Contract transactions
Contract purchase payments	—	—	12,297	—	—
Net transfers(1)	1	693	(98,420)	(8)	75,430
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	(961)
Contract charges	(8)	(45)	(11,823)	(2)	(11,271)
Contract terminations:
Surrender benefits	(54)	(6,360)	(495,740)	(1,303)	(149,751)
Death benefits	—	—	(279,616)	—	(17,926)
Increase (decrease) from transactions	(61)	(5,712)	(873,302)	(1,313)	(104,479)
Net assets at beginning of year	14,925	129,876	4,730,554	17,493	1,327,615
Net assets at end of year	$18,598	$129,262	$4,007,576	$14,369	$1,249,187

Accumulation unit activity
Units outstanding at beginning of year	2,856	136,074	4,308,733	25,063	1,053,588
Units purchased	—	734	131,336	—	78,962
Units redeemed	(10)	(7,070)	(942,652)	(2,416)	(165,231)
Units outstanding at end of year	2,846	129,738	3,497,417	22,647	967,319

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	81

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 3	EV VT Floating-Rate Inc, Init Cl	Fid VIP Bal, Serv Cl	Fid VIP Bal, Serv Cl 2
Operations
Investment income (loss) — net	$(15,657)	$(419)	$38,788	$934	$11
Net realized gain (loss) on sales of investments	112,597	568	(7,880)	663	3,182
Distributions from capital gains	—	—	—	8,324	5,020
Net change in unrealized appreciation (depreciation) of investments	215,264	1,945	22,563	32,507	15,366
Net increase (decrease) in net assets resulting from operations	312,204	2,094	53,471	42,428	23,579

Contract transactions
Contract purchase payments	—	—	2,200	—	—
Net transfers(1)	(111,187)	(6)	(9,114)	60	2,454
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(6,523)	—	(4,192)	(127)	(112)
Contract terminations:
Surrender benefits	(76,892)	(468)	(61,352)	(153)	(3,130)
Death benefits	(13,271)	—	(29,184)	—	(11,224)
Increase (decrease) from transactions	(207,873)	(474)	(101,642)	(220)	(12,012)
Net assets at beginning of year	926,610	26,125	622,396	213,338	125,600
Net assets at end of year	$1,030,941	$27,745	$574,225	$255,546	$137,167

Accumulation unit activity
Units outstanding at beginning of year	502,522	5,688	492,527	74,102	43,691
Units purchased	—	—	8	19	790
Units redeemed	(95,960)	(112)	(80,701)	(90)	(4,428)
Units outstanding at end of year	406,562	5,576	411,834	74,031	40,053

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

82	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	Fid VIP Contrafund, Serv Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Dyn Appr, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2
Operations
Investment income (loss) — net	$(24,509)	$(446,923)	$(9,231)	$1,174	$28
Net realized gain (loss) on sales of investments	79,179	1,686,888	5,013	13,292	892
Distributions from capital gains	97,499	1,209,429	34,415	40,247	2,096
Net change in unrealized appreciation (depreciation) of investments	600,301	6,769,496	145,417	109,033	5,179
Net increase (decrease) in net assets resulting from operations	752,470	9,218,890	175,614	163,746	8,195

Contract transactions
Contract purchase payments	600	30,658	—	1,541	—
Net transfers(1)	(1,409)	(2,822,567)	50,641	(2,838)	41
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(4,489)	(132,575)	(960)	(1,505)	(25)
Contract terminations:
Surrender benefits	(151,046)	(2,584,322)	(19,583)	(18,963)	—
Death benefits	(94,445)	(1,106,457)	—	(7,486)	(1,942)
Increase (decrease) from transactions	(250,789)	(6,615,263)	30,098	(29,251)	(1,926)
Net assets at beginning of year	2,484,821	32,177,081	616,357	989,378	50,969
Net assets at end of year	$2,986,502	$34,780,708	$822,069	$1,123,873	$57,238

Accumulation unit activity
Units outstanding at beginning of year	622,740	7,453,515	142,650	335,164	15,408
Units purchased	125	6,702	10,962	671	—
Units redeemed	(54,445)	(1,346,040)	(4,172)	(9,978)	(601)
Units outstanding at end of year	568,420	6,114,177	149,440	325,857	14,807

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	83

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	Fid VIP Gro, Serv Cl	Fid VIP Gro, Serv Cl 2	Fid VIP Hi Inc, Serv Cl	Fid VIP Hi Inc, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2
Operations
Investment income (loss) — net	$(362)	$(24,857)	$26,342	$10,638	$44,249
Net realized gain (loss) on sales of investments	102	60,891	(7,841)	(7,007)	(169,564)
Distributions from capital gains	1,509	91,451	—	—	—
Net change in unrealized appreciation (depreciation) of investments	7,989	400,593	34,139	17,974	366,335
Net increase (decrease) in net assets resulting from operations	9,238	528,078	52,640	21,605	241,020

Contract transactions
Contract purchase payments	—	582	—	—	28,688
Net transfers(1)	250	173,873	4,134	(36)	327,277
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(27)	(6,114)	(1,072)	(522)	(31,129)
Contract terminations:
Surrender benefits	—	(181,163)	(25,567)	(25,339)	(487,357)
Death benefits	—	(33,212)	(2,867)	—	(309,270)
Increase (decrease) from transactions	223	(46,034)	(25,372)	(25,897)	(471,791)
Net assets at beginning of year	26,631	1,576,430	599,645	264,510	6,128,105
Net assets at end of year	$36,092	$2,058,474	$626,913	$260,218	$5,897,334

Accumulation unit activity
Units outstanding at beginning of year	7,933	357,695	337,317	124,063	4,748,996
Units purchased	67	30,535	2,151	—	286,448
Units redeemed	(7)	(44,135)	(16,044)	(11,827)	(654,417)
Units outstanding at end of year	7,993	344,095	323,424	112,236	4,381,027

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

84	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2
Operations
Investment income (loss) — net	$(36,372)	$(119,078)	$(324)	$(26,733)	$23,303
Net realized gain (loss) on sales of investments	56,595	69,010	1,552	125,780	(62,705)
Distributions from capital gains	122,565	317,752	92	8,109	—
Net change in unrealized appreciation (depreciation) of investments	436,792	1,146,891	4,726	428,612	175,425
Net increase (decrease) in net assets resulting from operations	579,580	1,414,575	6,046	535,768	136,023

Contract transactions
Contract purchase payments	1,776	16,152	47	338	15
Net transfers(1)	(19,167)	118,948	(10,772)	(129,838)	52,361
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(5,450)	(32,159)	(145)	(17,885)	(2,217)
Contract terminations:
Surrender benefits	(304,721)	(953,106)	(1,026)	(275,992)	(143,939)
Death benefits	(293,444)	(364,167)	—	(92,765)	(9,403)
Increase (decrease) from transactions	(621,006)	(1,214,332)	(11,896)	(516,142)	(103,183)
Net assets at beginning of year	4,667,653	11,388,842	42,437	3,165,274	1,522,495
Net assets at end of year	$4,626,227	$11,589,085	$36,587	$3,184,900	$1,555,335

Accumulation unit activity
Units outstanding at beginning of year	699,947	2,325,546	28,124	1,554,956	601,891
Units purchased	1,184	35,915	26	190	21,468
Units redeemed	(88,242)	(274,841)	(7,048)	(227,309)	(62,697)
Units outstanding at end of year	612,889	2,086,620	21,102	1,327,837	560,662

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	85

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Rising Divd, Cl 2	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2
Operations
Investment income (loss) — net	$149,770	$87,898	$(2,555)	$(23,655)	$(66,809)
Net realized gain (loss) on sales of investments	(31,344)	(154,632)	17,989	(64,085)	(220,022)
Distributions from capital gains	253,206	1,462,654	20,180	160,246	—
Net change in unrealized appreciation (depreciation) of investments	(108,126)	528,964	(11,972)	229,761	1,432,653
Net increase (decrease) in net assets resulting from operations	263,506	1,924,884	23,642	302,267	1,145,822

Contract transactions
Contract purchase payments	—	39,961	—	2,537	2,084
Net transfers(1)	200,453	(93,059)	(165)	5,308	(124,077)
Adjustments to net assets allocated to contracts in payment period	(4,548)	—	(1,946)	—	—
Contract charges	(3,832)	(41,626)	(593)	(6,196)	(7,445)
Contract terminations:
Surrender benefits	(272,581)	(1,159,370)	(141,827)	(243,364)	(230,129)
Death benefits	(111,712)	(411,018)	—	(49,143)	(133,999)
Increase (decrease) from transactions	(192,220)	(1,665,112)	(144,531)	(290,858)	(493,566)
Net assets at beginning of year	3,937,731	17,183,671	323,325	2,924,532	4,814,748
Net assets at end of year	$4,009,017	$17,443,443	$202,436	$2,935,941	$5,467,004

Accumulation unit activity
Units outstanding at beginning of year	1,367,880	6,023,472	85,206	651,864	2,120,534
Units purchased	62,731	37,618	—	7,851	9,096
Units redeemed	(135,843)	(606,534)	(40,151)	(74,196)	(218,766)
Units outstanding at end of year	1,294,768	5,454,556	45,055	585,519	1,910,864

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

86	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	GS VIT Intl Eq Insights, Inst	GS VIT Mid Cap Val, Inst	GS VIT Strategic Gro, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I
Operations
Investment income (loss) — net	$197	$(53,624)	$(2,192)	$(10,157)	$(32,126)
Net realized gain (loss) on sales of investments	(23)	(8,432)	(87)	10,979	(5,210)
Distributions from capital gains	—	231,490	6,176	—	53,057
Net change in unrealized appreciation (depreciation) of investments	2,323	711,814	42,617	303,826	764,345
Net increase (decrease) in net assets resulting from operations	2,497	881,248	46,514	304,648	780,066

Contract transactions
Contract purchase payments	—	4,106	30	—	235
Net transfers(1)	(1)	354,535	—	(69,953)	9,788
Adjustments to net assets allocated to contracts in payment period	—	(1,766)	—	—	(2,663)
Contract charges	(13)	(34,997)	(268)	(1,483)	(2,277)
Contract terminations:
Surrender benefits	(887)	(699,634)	(1,411)	(54,026)	(125,697)
Death benefits	—	(249,180)	—	(2,990)	(117,832)
Increase (decrease) from transactions	(901)	(626,936)	(1,649)	(128,452)	(238,446)
Net assets at beginning of year	15,062	9,384,914	116,987	1,437,522	2,086,033
Net assets at end of year	$16,658	$9,639,226	$161,852	$1,613,718	$2,627,653

Accumulation unit activity
Units outstanding at beginning of year	12,503	1,864,421	43,449	530,523	810,575
Units purchased	—	84,964	9	595	7,672
Units redeemed	(815)	(201,070)	(420)	(42,934)	(84,329)
Units outstanding at end of year	11,688	1,748,315	43,038	488,184	733,918

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	87

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	Invesco VI Am Fran, Ser II	Invesco VI American Value, Ser II	Invesco VI Cap Appr, Ser I	Invesco VI Cap Appr, Ser II	Invesco VI Comstock, Ser II
Operations
Investment income (loss) — net	$(9,992)	$(57,176)	$(11,229)	$(134,591)	$(22,907)
Net realized gain (loss) on sales of investments	(5,276)	(143,072)	(10,540)	(231,932)	930,054
Distributions from capital gains	14,877	1,090,183	—	—	2,489,010
Net change in unrealized appreciation (depreciation) of investments	196,968	(211,770)	251,476	2,754,406	(1,197,421)
Net increase (decrease) in net assets resulting from operations	196,577	678,165	229,707	2,387,883	2,198,736

Contract transactions
Contract purchase payments	200	15,159	4,037	4,976	13,755
Net transfers(1)	(18,488)	(48,600)	(661)	(685,170)	461,059
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	(7,761)
Contract charges	(3,646)	(21,805)	(492)	(35,267)	(103,407)
Contract terminations:
Surrender benefits	(45,178)	(478,811)	(48,425)	(630,636)	(1,723,869)
Death benefits	—	(164,619)	(37,106)	(296,036)	(902,746)
Increase (decrease) from transactions	(67,112)	(698,676)	(82,647)	(1,642,133)	(2,262,969)
Net assets at beginning of year	547,273	5,499,575	721,598	7,809,516	22,762,552
Net assets at end of year	$676,738	$5,479,064	$868,658	$8,555,266	$22,698,319

Accumulation unit activity
Units outstanding at beginning of year	226,135	5,407,181	178,506	2,608,688	6,421,844
Units purchased	85	55,718	857	4,341	141,162
Units redeemed	(24,429)	(722,689)	(18,394)	(465,790)	(754,869)
Units outstanding at end of year	201,791	4,740,210	160,969	2,147,239	5,808,137

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

88	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued) Operations	Invesco VI Core Eq, Ser I	Invesco VI Core Eq, Ser II	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Dis Mid Cap Gro, Ser II	Invesco VI EQV Intl Eq, Ser I
Operations
Investment income (loss) — net	$(31,832)	$(293)	$(1,671)	$(5,898)	$(6,323)
Net realized gain (loss) on sales of investments	(27,742)	(11)	(24,719)	(53,793)	6,291
Distributions from capital gains	112,362	1,009	—	—	380
Net change in unrealized appreciation (depreciation) of investments	891,516	7,358	33,056	109,994	79,140
Net increase (decrease) in net assets resulting from operations	944,304	8,063	6,666	50,303	79,488

Contract transactions
Contract purchase payments	6,442	—	44	450	5,052
Net transfers(1)	30,532	306	162	(94,802)	(245)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(4,586)	(164)	(84)	(2,188)	(207)
Contract terminations:
Surrender benefits	(311,646)	—	(1,453)	(83,083)	(12,421)
Death benefits	(363,647)	—	(77,153)	—	(20,771)
Increase (decrease) from transactions	(642,905)	142	(78,484)	(179,623)	(28,592)
Net assets at beginning of year	4,625,835	37,191	132,221	499,353	495,257
Net assets at end of year	$4,927,234	$45,396	$60,403	$370,033	$546,153

Accumulation unit activity
Units outstanding at beginning of year	1,773,358	15,136	109,899	415,631	193,686
Units purchased	14,799	125	167	2,903	1,820
Units redeemed	(240,626)	(65)	(65,223)	(143,614)	(12,183)
Units outstanding at end of year	1,547,531	15,196	44,843	274,920	183,323

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	89

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	Invesco VI EQV Intl Eq, Ser II	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II
Operations
Investment income (loss) — net	$(8,564)	$(10)	$(23,738)	$(826)	$(180,021)
Net realized gain (loss) on sales of investments	701	9	13,628	(1,540)	(375,405)
Distributions from capital gains	390	104	205,446	—	—
Net change in unrealized appreciation (depreciation) of investments	88,271	155	294,958	6,520	1,316,216
Net increase (decrease) in net assets resulting from operations	80,798	258	490,294	4,154	760,790

Contract transactions
Contract purchase payments	—	—	—	2,310	31,718
Net transfers(1)	(24,305)	(2)	(11,485)	—	75,029
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	(1,921)
Contract charges	(4,788)	(6)	(3,386)	(25)	(53,937)
Contract terminations:
Surrender benefits	(49,339)	(54)	(159,160)	(2,770)	(953,550)
Death benefits	(11,130)	—	(23,021)	(2,041)	(381,358)
Increase (decrease) from transactions	(89,562)	(62)	(197,052)	(2,526)	(1,284,019)
Net assets at beginning of year	544,184	791	1,562,394	57,839	11,841,467
Net assets at end of year	$535,420	$987	$1,855,636	$59,467	$11,318,238

Accumulation unit activity
Units outstanding at beginning of year	458,761	188	488,131	30,027	7,935,918
Units purchased	—	—	1,089	1,164	104,490
Units redeemed	(70,074)	(11)	(52,739)	(2,438)	(950,212)
Units outstanding at end of year	388,687	177	436,481	28,753	7,090,196

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

90	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	Invesco VI Gro & Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Main St, Ser I	Invesco VI Mn St Mid Cap, Ser II	Invesco VI Mn St Sm Cap, Ser II
Operations
Investment income (loss) — net	$(457)	$(632)	$(133)	$(10,099)	$(8,305)
Net realized gain (loss) on sales of investments	805	(105)	(75)	(24,915)	37,426
Distributions from capital gains	50,576	—	1,698	—	—
Net change in unrealized appreciation (depreciation) of investments	(9,961)	1,271	3,226	106,552	255,585
Net increase (decrease) in net assets resulting from operations	40,963	534	4,716	71,538	284,706

Contract transactions
Contract purchase payments	100	—	—	168	13,029
Net transfers(1)	1,436	(2)	—	13,163	(118,813)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	(2,068)
Contract charges	(1,442)	(61)	(6)	(3,219)	(6,473)
Contract terminations:
Surrender benefits	(7,519)	(696)	(52)	(50,068)	(183,118)
Death benefits	—	—	—	(38,363)	(35,187)
Increase (decrease) from transactions	(7,425)	(759)	(58)	(78,319)	(332,630)
Net assets at beginning of year	384,391	44,213	21,940	621,834	1,957,451
Net assets at end of year	$417,929	$43,988	$26,598	$615,053	$1,909,527

Accumulation unit activity
Units outstanding at beginning of year	103,823	15,817	7,840	262,041	437,568
Units purchased	444	—	—	7,542	4,380
Units redeemed	(2,432)	(312)	(18)	(38,042)	(79,344)
Units outstanding at end of year	101,835	15,505	7,822	231,541	362,604

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	91

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Gbl Res, Inst	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv
Operations
Investment income (loss) — net	$6,692	$(8,895)	$(3,887)	$(2,213)	$(159)
Net realized gain (loss) on sales of investments	114,411	14,153	13,851	8,801	5,769
Distributions from capital gains	—	50,296	22,788	—	—
Net change in unrealized appreciation (depreciation) of investments	33,110	42,453	147,597	53,237	9,052
Net increase (decrease) in net assets resulting from operations	154,213	98,007	180,349	59,825	14,662

Contract transactions
Contract purchase payments	2,361	475	5,294	64	62
Net transfers(1)	696	275	—	(160)	1,130
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(696)	(1,074)	(376)	(201)	(132)
Contract terminations:
Surrender benefits	(104,376)	(65,853)	(23,336)	(25,585)	(21,661)
Death benefits	(230,867)	(732)	(15,915)	(10,840)	(9,430)
Increase (decrease) from transactions	(332,882)	(66,909)	(34,333)	(36,722)	(30,031)
Net assets at beginning of year	1,313,313	652,683	737,590	132,872	169,837
Net assets at end of year	$1,134,644	$683,781	$883,606	$155,975	$154,468

Accumulation unit activity
Units outstanding at beginning of year	252,641	306,164	252,645	68,685	116,117
Units purchased	543	202	1,604	6	1,103
Units redeemed	(61,393)	(29,432)	(12,162)	(15,535)	(19,762)
Units outstanding at end of year	191,791	276,934	242,087	53,156	97,458

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

92	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	Janus Henderson VIT Res, Serv	Lazard Retire Intl Eq, Serv	LVIP AC Disc Core Val, Std Cl II	LVIP AC Inflation Prot, Serv Cl	LVIP AC Intl, Serv Cl
Operations
Investment income (loss) — net	$(21,703)	$(168)	$232	$206,130	$171
Net realized gain (loss) on sales of investments	42,913	(2,480)	(4,192)	(235,845)	1,362
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	467,067	8,371	15,223	225,170	1,765
Net increase (decrease) in net assets resulting from operations	488,277	5,723	11,263	195,455	3,298

Contract transactions
Contract purchase payments	752	6	2,124	9,938	100
Net transfers(1)	(97,212)	(2)	—	964,901	(16)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(6,355)	(93)	(117)	(62,661)	(121)
Contract terminations:
Surrender benefits	(149,222)	(15,953)	(9,393)	(952,661)	(29,982)
Death benefits	(73,612)	—	(18,698)	(610,137)	—
Increase (decrease) from transactions	(325,649)	(16,042)	(26,084)	(650,620)	(30,019)
Net assets at beginning of year	1,366,607	44,782	184,983	12,833,794	29,241
Net assets at end of year	$1,529,235	$34,463	$170,162	$12,378,629	$2,520

Accumulation unit activity
Units outstanding at beginning of year	667,357	33,761	51,861	10,012,284	14,511
Units purchased	8,908	4	571	749,185	—
Units redeemed	(142,276)	(11,219)	(7,901)	(1,268,919)	(14,511)
Units outstanding at end of year	533,989	22,546	44,531	9,492,550	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	93

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	LVIP AC Mid Cap Val, Serv Cl	LVIP AC Ultra, Serv Cl	LVIP AC Val, Serv Cl	LVIP AC Val, Std Cl II	LVIP Baron Gro Opp, Serv Cl
Operations
Investment income (loss) — net	$368	$(100,435)	$1,366	$2,751	$(793)
Net realized gain (loss) on sales of investments	134	396,794	984	9,366	933
Distributions from capital gains	8,159	481,859	23,824	22,081	847
Net change in unrealized appreciation (depreciation) of investments	(5,502)	1,329,498	(4,600)	(14,152)	7,016
Net increase (decrease) in net assets resulting from operations	3,159	2,107,716	21,574	20,046	8,003

Contract transactions
Contract purchase payments	—	6,792	75	3,497	—
Net transfers(1)	(5)	(790,100)	2,069	—	(2)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	—	(25,756)	(32)	(190)	(88)
Contract terminations:
Surrender benefits	—	(468,007)	(1,782)	(15,308)	(1,065)
Death benefits	—	(227,214)	—	(11,024)	—
Increase (decrease) from transactions	(5)	(1,504,285)	330	(23,025)	(1,155)
Net assets at beginning of year	74,025	5,638,304	303,244	291,000	50,176
Net assets at end of year	$77,179	$6,241,735	$325,148	$288,021	$57,024

Accumulation unit activity
Units outstanding at beginning of year	26,754	1,559,583	105,291	57,159	8,673
Units purchased	—	1,537	719	662	—
Units redeemed	—	(336,582)	(579)	(5,232)	(211)
Units outstanding at end of year	26,754	1,224,538	105,431	52,589	8,462

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

94	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	LVIPJPM US Eq, Std Cl(2)	MFS Inv Trust, Init Cl	MFS Inv Trust, Serv Cl	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Init Cl
Operations
Investment income (loss) — net	$(417)	$(6,753)	$(5,259)	$(19,956)	$(4,658)
Net realized gain (loss) on sales of investments	759	82,405	5,243	5,375	(21,327)
Distributions from capital gains	970	47,555	37,626	87,434	—
Net change in unrealized appreciation (depreciation) of investments	29,538	18,616	66,332	249,172	64,443
Net increase (decrease) in net assets resulting from operations	30,850	141,823	103,942	322,025	38,458

Contract transactions
Contract purchase payments	1,660	—	600	—	35
Net transfers(1)	201,097	(5,960)	707	60,262	2,605
Adjustments to net assets allocated to contracts in payment period	—	—	—	(1,991)	—
Contract charges	(259)	(666)	(61)	(2,455)	(715)
Contract terminations:
Surrender benefits	(8,869)	(82,179)	(2,293)	(42,364)	(31,921)
Death benefits	—	(218,275)	(10,311)	(100,975)	(26,142)
Increase (decrease) from transactions	193,629	(307,080)	(11,358)	(87,523)	(56,138)
Net assets at beginning of year	—	996,468	610,317	1,503,023	320,105
Net assets at end of year	$224,479	$831,211	$702,901	$1,737,525	$302,425

Accumulation unit activity
Units outstanding at beginning of year	—	338,761	214,451	704,347	97,517
Units purchased	37,606	6,504	457	28,189	880
Units redeemed	(1,588)	(106,088)	(3,566)	(65,686)	(15,602)
Units outstanding at end of year	36,018	239,177	211,342	666,850	82,795

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period April 28, 2023 (commencement of operations) to December 31, 2023.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	95

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	MFS New Dis, Serv Cl	MFS Research, Init Cl	MFS Total Return, Init Cl	MFS Total Return, Serv Cl	MFS Utilities, Init Cl
Operations
Investment income (loss) — net	$(19,670)	$(2,258)	$258	$54,039	$49,854
Net realized gain (loss) on sales of investments	(88,904)	15,009	86	18,357	36,353
Distributions from capital gains	—	12,577	1,236	514,048	129,124
Net change in unrealized appreciation (depreciation) of investments	272,426	21,949	987	410,709	(326,594)
Net increase (decrease) in net assets resulting from operations	163,852	47,277	2,567	997,153	(111,263)

Contract transactions
Contract purchase payments	—	167	—	41,440	102
Net transfers(1)	5,719	10,277	(66)	84,205	(209,693)
Adjustments to net assets allocated to contracts in payment period	(1,095)	—	—	—	(2,242)
Contract charges	(4,618)	(415)	(49)	(38,468)	(2,867)
Contract terminations:
Surrender benefits	(90,062)	(7,102)	(882)	(948,635)	(124,115)
Death benefits	(36,918)	(78,712)	—	(228,565)	(39,878)
Increase (decrease) from transactions	(126,974)	(75,785)	(997)	(1,090,023)	(378,693)
Net assets at beginning of year	1,390,682	292,261	28,722	12,248,540	2,612,359
Net assets at end of year	$1,427,560	$263,753	$30,292	$12,155,670	$2,122,403

Accumulation unit activity
Units outstanding at beginning of year	420,974	94,344	9,443	4,718,627	659,830
Units purchased	1,704	2,910	—	57,171	3,550
Units redeemed	(40,872)	(26,316)	(320)	(490,994)	(94,636)
Units outstanding at end of year	381,806	70,938	9,123	4,284,804	568,744

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

96	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	PIMCO VIT All Asset, Advisor Cl	Put VT Div Inc, Cl IA	Put VT Div Inc, Cl IB
Operations
Investment income (loss) — net	$16,737	$(677)	$6,910	$21,285	$6,811
Net realized gain (loss) on sales of investments	10,373	(9,240)	(14,582)	(33,182)	(13,218)
Distributions from capital gains	49,086	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(113,299)	24,274	44,429	25,102	10,472
Net increase (decrease) in net assets resulting from operations	(37,103)	14,357	36,757	13,205	4,065

Contract transactions
Contract purchase payments	150	—	19,314	396	66
Net transfers(1)	(71,908)	—	14,971	439	—
Adjustments to net assets allocated to contracts in payment period	(4,361)	—	—	(1,323)	—
Contract charges	(1,468)	(7)	(4,315)	(165)	(131)
Contract terminations:
Surrender benefits	(40,013)	(5,212)	(53,655)	(45,119)	(13,217)
Death benefits	(4,947)	—	(6,664)	(9,094)	(7,986)
Increase (decrease) from transactions	(122,547)	(5,219)	(30,349)	(54,866)	(21,268)
Net assets at beginning of year	1,015,509	36,296	608,665	435,708	153,527
Net assets at end of year	$855,859	$45,434	$615,073	$394,047	$136,324

Accumulation unit activity
Units outstanding at beginning of year	175,776	15,908	411,930	175,542	83,245
Units purchased	1,457	—	25,187	343	36
Units redeemed	(23,120)	(2,064)	(44,991)	(22,383)	(11,758)
Units outstanding at end of year	154,113	13,844	392,126	153,502	71,523

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	97

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	Put VT Emerg Mkts Eq, Cl IB	Put VT Focused Intl Eq, Cl IA	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB
Operations
Investment income (loss) — net	$(1,653)	$(1,706)	$(7,587)	$15,071	$3,388
Net realized gain (loss) on sales of investments	232	(5,633)	6,573	(15,241)	(4,490)
Distributions from capital gains	—	—	58,325	—	—
Net change in unrealized appreciation (depreciation) of investments	19,928	65,907	(6,688)	35,544	9,274
Net increase (decrease) in net assets resulting from operations	18,507	58,568	50,623	35,374	8,172

Contract transactions
Contract purchase payments	31	—	150	180	2,143
Net transfers(1)	5,195	(2,152)	(5,092)	114	—
Adjustments to net assets allocated to contracts in payment period	—	58	—	—	—
Contract charges	(221)	(165)	(2,599)	(123)	(59)
Contract terminations:
Surrender benefits	(8,116)	(25,808)	(45,250)	(36,381)	(7,318)
Death benefits	(10,684)	(1,620)	(42,458)	(5,611)	(7,499)
Increase (decrease) from transactions	(13,795)	(29,687)	(95,249)	(41,821)	(12,733)
Net assets at beginning of year	193,742	346,133	767,401	350,840	85,469
Net assets at end of year	$198,454	$375,014	$722,775	$344,393	$80,908

Accumulation unit activity
Units outstanding at beginning of year	181,441	154,693	172,099	104,561	35,403
Units purchased	4,686	—	288	84	850
Units redeemed	(15,843)	(12,540)	(22,379)	(11,947)	(5,940)
Units outstanding at end of year	170,284	142,153	150,008	92,698	30,313

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

98	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	Put VT Inc, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IB	Put VT Lg Cap Gro, Cl IA	Put VT Lg Cap Gro, Cl IB
Operations
Investment income (loss) — net	$1,100	$(42,691)	$1	$(6,393)	$(12,908)
Net realized gain (loss) on sales of investments	(970)	11,106	13	8,603	13,489
Distributions from capital gains	—	—	—	5,965	12,627
Net change in unrealized appreciation (depreciation) of investments	606	530,526	24	149,268	304,917
Net increase (decrease) in net assets resulting from operations	736	498,941	38	157,443	318,125

Contract transactions
Contract purchase payments	—	1,972	—	—	3,929
Net transfers(1)	258	(70,604)	—	(1,745)	2,100
Adjustments to net assets allocated to contracts in payment period	—	(1,172)	—	1,127	—
Contract charges	(35)	(6,939)	—	(162)	(405)
Contract terminations:
Surrender benefits	(2,147)	(320,073)	—	(30,647)	(39,097)
Death benefits	—	(64,400)	—	(1,116)	(19,544)
Increase (decrease) from transactions	(1,924)	(461,216)	—	(32,543)	(53,017)
Net assets at beginning of year	25,602	3,168,300	218	380,048	769,754
Net assets at end of year	$24,414	$3,206,025	$256	$504,948	$1,034,862

Accumulation unit activity
Units outstanding at beginning of year	15,261	2,269,261	—	185,835	384,040
Units purchased	141	3,635	—	—	2,436
Units redeemed	(1,316)	(297,212)	—	(13,618)	(24,099)
Units outstanding at end of year	14,086	1,975,684	—	172,217	362,377

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	99

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	Put VT Lg Cap Val, Cl IA	Put VT Lg Cap Val, Cl IB	Put VT Research, Cl IB	Put VT Sm Cap Val, Cl IB	Put VT Sus Leaders, Cl IA
Operations
Investment income (loss) — net	$20,882	$19,046	$(243)	$(7,915)	$(15,649)
Net realized gain (loss) on sales of investments	25,596	22,919	5,062	(13,110)	30,368
Distributions from capital gains	138,983	149,250	—	65,385	72,670
Net change in unrealized appreciation (depreciation) of investments	139,983	160,533	5,611	67,763	439,323
Net increase (decrease) in net assets resulting from operations	325,444	351,748	10,430	112,123	526,712

Contract transactions
Contract purchase payments	1,273	1,374	125	100	744
Net transfers(1)	(4,972)	(24,862)	1,277	2,646	(1,727)
Adjustments to net assets allocated to contracts in payment period	3,959	(4,831)	—	—	(33)
Contract charges	(1,120)	(5,819)	(203)	(692)	(1,042)
Contract terminations:
Surrender benefits	(181,957)	(134,424)	(10,372)	(42,268)	(84,348)
Death benefits	(27,120)	(10,154)	—	—	(48,838)
Increase (decrease) from transactions	(209,937)	(178,716)	(9,173)	(40,214)	(135,244)
Net assets at beginning of year	2,415,634	2,602,497	44,855	533,346	2,204,980
Net assets at end of year	$2,531,141	$2,775,529	$46,112	$605,255	$2,596,448

Accumulation unit activity
Units outstanding at beginning of year	1,460,926	1,584,469	11,849	215,674	304,529
Units purchased	729	4,623	569	1,969	93
Units redeemed	(125,060)	(106,375)	(3,100)	(16,359)	(16,977)
Units outstanding at end of year	1,336,595	1,482,717	9,318	201,284	287,645

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

100	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Royce Sm-Cap, Invest Cl	Temp Dev Mkts, Cl 2	Temp Foreign, Cl 2
Operations
Investment income (loss) — net	$(21,303)	$(4,572)	$(1,504)	$1,937	$46,792
Net realized gain (loss) on sales of investments	43,677	(8,955)	409	(5,382)	(3,816)
Distributions from capital gains	84,476	—	24,287	178	—
Net change in unrealized appreciation (depreciation) of investments	470,000	60,330	36,467	28,647	389,944
Net increase (decrease) in net assets resulting from operations	576,850	46,803	59,659	25,380	432,920

Contract transactions
Contract purchase payments	810	1,629	1,651	240	2,346
Net transfers(1)	(274)	839	(168)	—	(66,027)
Adjustments to net assets allocated to contracts in payment period	(2,750)	—	—	—	—
Contract charges	(2,516)	(807)	(564)	(413)	(7,081)
Contract terminations:
Surrender benefits	(96,760)	(49,301)	(8,261)	(23,275)	(178,032)
Death benefits	(114,914)	—	—	(8,348)	(70,098)
Increase (decrease) from transactions	(216,404)	(47,640)	(7,342)	(31,796)	(318,892)
Net assets at beginning of year	2,465,786	320,260	250,916	229,100	2,387,252
Net assets at end of year	$2,826,232	$319,423	$303,233	$222,684	$2,501,280

Accumulation unit activity
Units outstanding at beginning of year	649,812	69,604	46,784	93,977	1,570,374
Units purchased	449	522	309	88	1,586
Units redeemed	(51,234)	(11,566)	(1,550)	(11,960)	(192,589)
Units outstanding at end of year	599,027	58,560	45,543	82,105	1,379,371

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	101

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	Temp Global Bond, Cl 2	Temp Gro, Cl 2	Third Ave VST Third Ave Value	VP Aggr, Cl 2	VP Aggr, Cl 4
Operations
Investment income (loss) — net	$(102,452)	$4,487	$1,884	$(128,373)	$(926,974)
Net realized gain (loss) on sales of investments	(227,579)	(1,984)	3,970	1,424,833	5,530,994
Distributions from capital gains	—	—	14,154	—	—
Net change in unrealized appreciation (depreciation) of investments	394,543	41,751	18,232	128,206	4,363,627
Net increase (decrease) in net assets resulting from operations	64,512	44,254	38,240	1,424,666	8,967,647

Contract transactions
Contract purchase payments	3,152	—	213	—	88,586
Net transfers(1)	359,583	(2,409)	(110)	(965,148)	(2,894,581)
Adjustments to net assets allocated to contracts in payment period	(1,033)	—	—	—	—
Contract charges	(32,062)	(356)	(381)	(122,901)	(430,470)
Contract terminations:
Surrender benefits	(477,601)	(12,989)	(10,475)	(2,019,281)	(4,907,208)
Death benefits	(268,010)	—	—	—	(913,280)
Increase (decrease) from transactions	(415,971)	(15,754)	(10,753)	(3,107,330)	(9,056,953)
Net assets at beginning of year	6,478,799	238,938	204,853	10,225,519	62,848,446
Net assets at end of year	$6,127,340	$267,438	$232,340	$8,542,855	$62,759,140

Accumulation unit activity
Units outstanding at beginning of year	4,102,341	165,716	58,264	5,040,343	31,593,159
Units purchased	241,248	51	56	26,166	125,722
Units redeemed	(511,393)	(9,760)	(2,768)	(1,427,505)	(4,363,546)
Units outstanding at end of year	3,832,196	156,007	55,552	3,639,004	27,355,335

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

102	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$(182,509)	$(590,547)	$(3,982)	$(311)	$(168,025)
Net realized gain (loss) on sales of investments	189,332	1,196,623	4,158	553	109,804
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	882,254	2,015,725	30,073	3,001	706,903
Net increase (decrease) in net assets resulting from operations	889,077	2,621,801	30,249	3,243	648,682

Contract transactions
Contract purchase payments	231,341	246,224	—	—	—
Net transfers(1)	245,731	(607,977)	(2)	(6)	598,661
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(190,898)	(493,083)	(6,397)	(434)	(107,189)
Contract terminations:
Surrender benefits	(2,626,511)	(5,168,502)	(49,395)	(2,375)	(1,272,094)
Death benefits	(292,538)	(1,455,339)	—	—	(306,283)
Increase (decrease) from transactions	(2,632,875)	(7,478,677)	(55,794)	(2,815)	(1,086,905)
Net assets at beginning of year	14,300,570	43,017,490	315,673	26,131	11,073,208
Net assets at end of year	$12,556,772	$38,160,614	$290,128	$26,559	$10,634,985

Accumulation unit activity
Units outstanding at beginning of year	12,028,143	36,585,087	300,340	22,246	10,960,960
Units purchased	436,867	478,050	—	—	630,267
Units redeemed	(2,596,362)	(6,707,454)	(51,430)	(2,308)	(1,703,830)
Units outstanding at end of year	9,868,648	30,355,683	248,910	19,938	9,887,397

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	103

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$(441,794)	$(1,224,811)	$(2,483,487)	$(2,517,332)	$(9,007,018)
Net realized gain (loss) on sales of investments	784,749	3,016,476	5,709,928	11,230,349	44,665,805
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,928,415	8,421,502	13,004,207	12,171,646	29,486,148
Net increase (decrease) in net assets resulting from operations	2,271,370	10,213,167	16,230,648	20,884,663	65,144,935

Contract transactions
Contract purchase payments	25,610	49,583	14,496	354,504	731,370
Net transfers(1)	(610,329)	121,070	1,139,293	1,879,959	7,795,433
Adjustments to net assets allocated to contracts in payment period	—	—	—	(4,514)	(4,157)
Contract charges	(297,526)	(917,638)	(1,606,461)	(2,989,884)	(7,182,777)
Contract terminations:
Surrender benefits	(3,518,709)	(8,003,806)	(16,059,279)	(20,621,951)	(67,754,750)
Death benefits	(690,047)	(880,581)	(4,494,592)	(2,868,587)	(17,156,716)
Increase (decrease) from transactions	(5,091,001)	(9,631,372)	(21,006,543)	(24,250,473)	(83,571,597)
Net assets at beginning of year	30,540,912	84,426,428	165,779,974	194,674,449	623,767,191
Net assets at end of year	$27,721,281	$85,008,223	$161,004,079	$191,308,639	$605,340,529

Accumulation unit activity
Units outstanding at beginning of year	28,273,236	69,477,081	143,791,125	121,162,951	396,064,237
Units purchased	322,579	321,388	1,139,066	1,297,484	5,282,397
Units redeemed	(4,875,499)	(7,865,483)	(18,681,502)	(15,718,943)	(56,275,346)
Units outstanding at end of year	23,720,316	61,932,986	126,248,689	106,741,492	345,071,288

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

104	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Operations
Investment income (loss) — net	$(464,447)	$(2,273,770)	$(343,086)	$(944,790)	$(11,336)
Net realized gain (loss) on sales of investments	3,393,652	15,719,605	1,143,899	3,950,987	96,837
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,404,105	4,761,201	1,323,070	2,239,807	54,787
Net increase (decrease) in net assets resulting from operations	4,333,310	18,207,036	2,123,883	5,246,004	140,288

Contract transactions
Contract purchase payments	179,803	201,984	—	30,816	—
Net transfers(1)	(1,701,910)	(5,416,676)	303,008	(333,703)	(45,584)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(276,991)	(1,033,770)	(398,172)	(700,806)	(6,109)
Contract terminations:
Surrender benefits	(3,247,600)	(16,271,869)	(4,378,642)	(6,938,389)	(62,497)
Death benefits	(739,624)	(4,188,527)	(128,775)	(2,566,625)	(13,234)
Increase (decrease) from transactions	(5,786,322)	(26,708,858)	(4,602,581)	(10,508,707)	(127,424)
Net assets at beginning of year	35,392,083	152,423,463	26,304,791	65,858,953	683,994
Net assets at end of year	$33,939,071	$143,921,641	$23,826,093	$60,596,250	$696,858

Accumulation unit activity
Units outstanding at beginning of year	19,679,654	86,560,638	19,163,176	48,642,608	333,708
Units purchased	366,811	361,324	209,372	496,207	—
Units redeemed	(3,377,275)	(14,620,268)	(3,489,086)	(8,051,423)	(56,627)
Units outstanding at end of year	16,669,190	72,301,694	15,883,462	41,087,392	277,081

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	105

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Acorn
Operations
Investment income (loss) — net	$(139,315)	$(5,273)	$(37,949)	$(23,712)	$(81,571)
Net realized gain (loss) on sales of investments	579,797	14,309	100,995	19,554	(509,397)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	365,695	25,316	438,965	244,745	1,499,506
Net increase (decrease) in net assets resulting from operations	806,177	34,352	502,011	240,587	908,538

Contract transactions
Contract purchase payments	18,121	—	—	—	3,475
Net transfers(1)	545,106	(57,184)	1,549	342,120	13,640
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(41,267)	(9,440)	(54,611)	(42,667)	(23,799)
Contract terminations:
Surrender benefits	(715,641)	(55,897)	(461,007)	(173,257)	(420,372)
Death benefits	(309,257)	—	—	—	(182,748)
Increase (decrease) from transactions	(502,938)	(122,521)	(514,069)	126,196	(609,804)
Net assets at beginning of year	8,464,294	442,141	3,667,779	1,771,916	4,790,415
Net assets at end of year	$8,767,533	$353,972	$3,655,721	$2,138,699	$5,089,149

Accumulation unit activity
Units outstanding at beginning of year	3,047,082	400,545	2,821,029	1,468,678	1,597,329
Units purchased	216,649	—	91,247	275,216	16,362
Units redeemed	(374,380)	(109,270)	(475,347)	(172,030)	(197,191)
Units outstanding at end of year	2,889,351	291,275	2,436,929	1,571,864	1,416,500

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

106	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statements of Changes in Net Assets

Year ended December 31, 2023 (continued)	Wanger Intl
Operations
Investment income (loss) — net	$(58,438)
Net realized gain (loss) on sales of investments	(272,915)
Distributions from capital gains	—
Net change in unrealized appreciation (depreciation) of investments	989,988
Net increase (decrease) in net assets resulting from operations	658,635

Contract transactions
Contract purchase payments	5,057
Net transfers(1)	1,913
Adjustments to net assets allocated to contracts in payment period	—
Contract charges	(20,668)
Contract terminations:
Surrender benefits	(350,391)
Death benefits	(184,309)
Increase (decrease) from transactions	(548,398)
Net assets at beginning of year	4,524,262
Net assets at end of year	$4,634,499

Accumulation unit activity
Units outstanding at beginning of year	1,750,556
Units purchased	12,546
Units redeemed	(203,100)
Units outstanding at end of year	1,560,002

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	107

Notes to Financial Statements

1. ORGANIZATION

RiverSource Variable Annuity Account (the Account) was established under Indiana law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Indiana Department of Insurance.

The Account is used as a funding vehicle for individual variable annuity contracts issued by RiverSource Life. The following is a list of each variable annuity product funded through the Account.

Evergreen Essential Variable Annuity (EG Essential)

Evergreen New Solutions Variable Annuity (EG New Solutions)

Evergreen New Solutions Select Variable Annuity (EG New Solutions Select)

Evergreen Pathways Variable Annuity (EG Pathways)

Evergreen Pathways Select Variable Annuity (EG Pathways Select)

Evergreen Privilege Variable Annuity (EG Privilege)

RiverSource® AccessChoice Select Variable Annuity (AccessChoice Select)

RiverSource® Builder Select Variable Annuity (Builder Select)

RiverSource® Endeavor Select Variable Annuity (Endeavor Select)

RiverSource® FlexChoice Variable Annuity (FlexChoice)

RiverSource® FlexChoice Select Variable Annuity (FlexChoice Select)

RiverSource® Galaxy Premier Variable Annuity (Galaxy)

RiverSource® Innovations Variable Annuity (Innovations)

RiverSource® Innovations Select Variable Annuity (Innovations Select)

RiverSource® Innovations Classic Variable Annuity (Innovations Classic)

RiverSource® Innovations Classic Select Variable Annuity (Innovations Classic Select)

RiverSource® New Solutions Variable Annuity (New Solutions)

RiverSource® Personal Portfolio Variable Annuity (Personal Portfolio)*

RiverSource® Personal Portfolio Plus Variable Annuity (Personal Portfolio Plus)*

RiverSource® Personal Portfolio Plus2 Variable Annuity (Personal Portfolio Plus2)*

RiverSource® Pinnacle Variable Annuity (Pinnacle)

RiverSource® Platinum Variable Annuity (Platinum)*

RiverSource® Preferred Variable Annuity (Preferred)*

RiverSource® Signature Variable Annuity (Signature)

RiverSource® Signature Select Variable Annuity (Signature Select)

RiverSource® Signature One Variable Annuity (Signature One)

RiverSource® Signature One Select Variable Annuity (Signature One Select)

Wells Fargo Advantage Variable Annuity (Wells Advantage)

Wells Fargo Advantage Select Variable Annuity (Wells Advantage Select)

Wells Fargo Advantage Builder Variable Annuity (Wells Builder)

Wells Fargo Advantage Choice Variable Annuity (Wells Choice)

Wells Fargo Advantage Choice Select Variable Annuity (Wells Choice Select)

*

New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2024, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.

Division	Fund
AB VPS Bal Hedged Alloc, Cl B	AB VPS Balanced Hedged Allocation Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
AB VPS Relative Val, Cl B	AB VPS Relative Value Portfolio (Class B)

108	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Division	Fund
AB VPS Sus Gbl Thematic, Cl B	AB VPS Sustainable Global Thematic Portfolio (Class B)
Allspg VT Dis All Cap Gro, Cl 1	Allspring VT Discovery All Cap Growth Fund – Class 1
Allspg VT Dis All Cap Gro, Cl 2	Allspring VT Discovery All Cap Growth Fund – Class 2
Allspg VT Index Asset Alloc, Cl 2	Allspring VT Index Asset Allocation Fund – Class 2
Allspg VT Opp, Cl 1	Allspring VT Opportunity Fund – Class 1
Allspg VT Opp, Cl 2	Allspring VT Opportunity Fund – Class 2
Allspg VT Sm Cap Gro, Cl 2	Allspring VT Small Cap Growth Fund – Class 2
BNY Mellon IP MidCap Stock, Serv	BNY Mellon Investment Portfolios, MidCap Stock Portfolio – Service Shares
BNY Mellon IP Tech Gro, Serv	BNY Mellon Investment Portfolios, Technology Growth Portfolio – Service Shares
BNY Mellon Sus US Eq, Init	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares
BNY Mellon VIF Appr, Serv	BNY Mellon Variable Investment Fund, Appreciation Portfolio – Service Shares
CB Var Sm Cap Gro, Cl I	ClearBridge Variable Small Cap Growth Portfolio – Class I
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Govt Money Mkt, Cl 1	Columbia Variable Portfolio – Government Money Market Fund (Class 1)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 1	Columbia Variable Portfolio – Income Opportunities Fund (Class 1)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 1	Columbia Variable Portfolio – Large Cap Growth Fund (Class 1)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3)
Col VP Select Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 3)
Col VP Select Mid Cap Val, Cl 3	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3)
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 3)
Col VP Sm Cap Val, Cl 2	Columbia Variable Portfolio – Small Cap Value Fund (Class 2)
Col VP Sm Co Gro, Cl 1	Columbia Variable Portfolio – Small Company Growth Fund (Class 1)
Col VP US Govt Mtge, Cl 1	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 1)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return, Cl 1	Credit Suisse Trust – Commodity Return Strategy Portfolio, Class 1
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)
CTIVP Prin Blue Chip Gro, Cl 1	CTIVP® – Principal Blue Chip Growth Fund (Class 1) (renamed to CTIVP® – Principal Large Cap Growth Fund (Class 1) effective sometime during the second quarter of 2025)
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Bal, Serv Cl	Fidelity® VIP Balanced Portfolio Service Class
Fid VIP Bal, Serv Cl 2	Fidelity® VIP Balanced Portfolio Service Class 2
Fid VIP Contrafund, Serv Cl	Fidelity® VIP ContrafundSM Portfolio Service Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Dyn Appr, Serv Cl 2	Fidelity® VIP Dynamic Capital Appreciation Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Gro & Inc, Serv Cl 2	Fidelity® VIP Growth & Income Portfolio Service Class 2
Fid VIP Gro, Serv Cl	Fidelity® VIP Growth Portfolio Service Class
Fid VIP Gro, Serv Cl 2	Fidelity® VIP Growth Portfolio Service Class 2
Fid VIP Hi Inc, Serv Cl	Fidelity® VIP High Income Portfolio Service Class
Fid VIP Hi Inc, Serv Cl 2	Fidelity® VIP High Income Portfolio Service Class 2
Fid VIP Invest Gr, Serv Cl 2	Fidelity® VIP Investment Grade Bond Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl	Fidelity® VIP Overseas Portfolio Service Class
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Rising Divd, Cl 2	Franklin Rising Dividends VIP Fund – Class 2

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	109

Division	Fund
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
Frank Sm Mid Cap Gro, Cl 2	Franklin Small-Mid Cap Growth VIP Fund – Class 2
GS VIT Intl Eq Insights, Inst	Goldman Sachs VIT International Equity Insights Fund – Institutional Shares
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Strategic Gro, Inst	Goldman Sachs VIT Strategic Growth Fund – Institutional Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI American Value, Ser II	Invesco V.I. American Value Fund, Series II Shares
Invesco VI Cap Appr, Ser I	Invesco V.I. Capital Appreciation Fund, Series I Shares (renamed to Invesco V.I Discovery Large Cap Fund, Series I Shares effective sometime during the second quarter of 2025)
Invesco VI Cap Appr, Ser II	Invesco V.I. Capital Appreciation Fund, Series II Shares (renamed to Invesco V.I Discovery Large Cap Fund, Series II Shares effective sometime during the second quarter of 2025)
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Core Eq, Ser II	Invesco V.I. Core Equity Fund, Series II Shares
Invesco VI Dis Mid Cap Gro, Ser I	Invesco V.I. Discovery Mid Cap Growth Fund, Series I Shares
Invesco VI Dis Mid Cap Gro, Ser II	Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares
Invesco VI EQV Intl Eq, Ser I	Invesco V.I. EQV International Equity Fund, Series I Shares
Invesco VI EQV Intl Eq, Ser II	Invesco V.I. EQV International Equity Fund, Series II Shares
Invesco VI Global, Ser I	Invesco V.I. Global Fund, Series I Shares
Invesco VI Global, Ser II	Invesco V.I. Global Fund, Series II Shares
Invesco VI Gbl Strat Inc, Ser I	Invesco V.I. Global Strategic Income Fund, Series I Shares
Invesco VI Gbl Strat Inc, Ser II	Invesco V.I. Global Strategic Income Fund, Series II Shares
Invesco VI Gro & Inc, Ser II	Invesco V.I. Growth and Income Fund, Series II Shares
Invesco VI Hlth, Ser II	Invesco V.I. Health Care Fund, Series II Shares
Invesco VI Main St, Ser I	Invesco V.I. Main Street Fund®, Series I Shares
Invesco VI Mn St Mid Cap, Ser II	Invesco V.I. Main Street Mid Cap Fund®, Series II Shares
Invesco VI Mn St Sm Cap, Ser II	Invesco V.I. Main Street Small Cap Fund®, Series II Shares
Janus Henderson VIT Bal, Inst	Janus Henderson VIT Balanced Portfolio: Institutional Shares
Janus Henderson VIT Enter, Serv	Janus Henderson VIT Enterprise Portfolio: Service Shares
Janus Henderson VIT Gbl Res, Inst	Janus Henderson VIT Global Research Portfolio: Institutional Shares
Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Global Technology and Innovation Portfolio: Service Shares
Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Overseas Portfolio: Service Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Retire Intl Eq, Serv	Lazard Retirement International Equity Portfolio – Service Shares
LVIP AC Disc Core Val, Std Cl II	LVIP American Century Disciplined Core Value Fund, Standard Class II(1)
LVIP AC Inflation Prot, Serv Cl	LVIP American Century Inflation Protection Fund, Service Class(2)
LVIP AC Intl, Serv Cl	LVIP American Century International Fund, Service Class(3)
LVIP AC Mid Cap Val, Serv Cl	LVIP American Century Mid Cap Value Fund, Service Class(4)
LVIP AC Ultra, Serv Cl	LVIP American Century Ultra® Fund, Service Class(5)
LVIP AC Val, Serv Cl	LVIP American Century Value Fund, Service Class(6)
LVIP AC Val, Std Cl II	LVIP American Century Value Fund, Standard Class II(7)
LVIP Baron Gro Opp, Serv Cl	LVIP Baron Growth Opportunities Fund – Service Class
LVIP JPM US Eq, Std Cl	LVIP JPMorgan U.S. Equity Fund – Standard Class(8),(9)
MFS Inv Trust, Init Cl	MFS® Investors Trust Series – Initial Class
MFS Inv Trust, Serv Cl	MFS® Investors Trust Series – Service Class
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Init Cl	MFS® New Discovery Series – Initial Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Research, Init Cl	MFS® Research Series – Initial Class
MFS Total Return, Init Cl	MFS® Total Return Series – Initial Class
MFS Total Return, Serv Cl	MFS® Total Return Series – Service Class
MFS Utilities, Init Cl	MFS® Utilities Series – Initial Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class

110	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Division	Fund
Put VT Div Inc, Cl IA	Putnam VT Diversified Income Fund – Class IA Shares
Put VT Div Inc, Cl IB	Putnam VT Diversified Income Fund – Class IB Shares
Put VT Emerg Mkts Eq, Cl IB	Putnam VT Emerging Markets Equity Fund – Class IB Shares
Put VT Focused Intl Eq, Cl IA	Putnam VT Focused International Equity Fund – Class IA Shares
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Hi Yield, Cl IA	Putnam VT High Yield Fund – Class IA Shares
Put VT Hi Yield, Cl IB	Putnam VT High Yield Fund – Class IB Shares
Put VT Inc, Cl IB	Putnam VT Income Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Intl Val, Cl IB	Putnam VT International Value Fund – Class IB Shares
Put VT Lg Cap Gro, Cl IA	Putnam VT Large Cap Growth Fund – Class IA Shares
Put VT Lg Cap Gro, Cl IB	Putnam VT Large Cap Growth Fund – Class IB Shares
Put VT Lg Cap Val, Cl IA	Putnam VT Large Cap Value Fund – Class IA Shares
Put VT Lg Cap Val, Cl IB	Putnam VT Large Cap Value Fund – Class IB Shares
Put VT Research, Cl IB	Putnam VT Research Fund – Class IB Shares
Put VT Sm Cap Val, Cl IB	Putnam VT Small Cap Value Fund – Class IB Shares
Put VT Sus Leaders, Cl IA	Putnam VT Sustainable Leaders Fund – Class IA Shares
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Royce Sm-Cap, Invest Cl	Royce Capital Fund – Small-Cap Portfolio, Investment Class
Temp Dev Mkts, Cl 2	Templeton Developing Markets VIP Fund – Class 2
Temp Foreign, Cl 2	Templeton Foreign VIP Fund – Class 2
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
Temp Gro, Cl 2	Templeton Growth VIP Fund – Class 2
Third Ave VST Third Ave Value	Third Avenue VST Third Avenue Value Portfolio
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Risk, Cl 2	Variable Portfolio – Managed Risk Fund (Class 2)
VP Man Risk US, Cl 2	Variable Portfolio – Managed Risk U.S. Fund (Class 2)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Eq, Cl 3	Variable Portfolio – Partners Core Equity Fund (Class 3)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
VP US Flex Conserv Gro, Cl 2	Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
VP US Flex Gro, Cl 2	Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
VP US Flex Mod Gro, Cl 2	Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
Wanger Acorn	Wanger Acorn (renamed to Columbia Variable Portfolio – Acorn Fund effective sometime during the second quarter of 2025)
Wanger Intl	Wanger International (renamed to Columbia Variable Portfolio – Acorn International Fund effective sometime during the second quarter of 2025)

(1)	American Century VP Disciplined Core Value, Class I reorganized into LVIP American Century Disciplined Core Value Fund, Standard Class II on April 26, 2024.
(2)	American Century VP Inflation Protection, Class II reorganized into LVIP American Century Inflation Protection Fund, Service Class on April 26, 2024.
(3)	American Century VP International, Class II reorganized into LVIP American Century International Fund, Service Class on April 26, 2024.
(4)	American Century VP Mid Cap Value, Class II reorganized into LVIP American Century Mid Cap Value Fund, Service Class on April 26, 2024.
(5)	American Century VP Ultra®, Class II reorganized into LVIP American Century Ultra® Fund, Service Class on April 26, 2024.
(6)	American Century VP Value, Class II reorganized into LVIP American Century Value Fund, Service Class on April 26, 2024.
(7)	American Century VP Value, Class I reorganized into LVIP American Century Value Fund, Standard Class II on April 26, 2024.
(8)	JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares merged into LVIP JPMorgan U.S. Equity Fund – Standard Class on April 28, 2023.
(9)	For the period April 28, 2023 (commencement of operations) to December 31, 2023.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	111

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as issuer of the contracts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the trade date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value measurement. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2024.

Variable Payout

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% or 5% based on the annuitant’s election, or as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life and may result in additional amounts being transferred into the variable annuity account by RiverSource Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal Income Taxes

RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

Segment Reporting

In November 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2023-07, Improvements to Reportable Segment Disclosures, updating reportable segment disclosure requirements in accordance with Topic 280, Segment Reporting (“Topic 280”), primarily through enhanced disclosures about significant segment expenses. The amendments also expand Topic 280 disclosures to public entities with one reportable segment. The amendments are effective for annual periods beginning after December 15, 2023, and interim periods beginning after December 15, 2024. The standard was adopted on January 1, 2024. The adoption of the standard did not have an impact on the statement of assets and liabilities, the statement of operations or the statement of changes in net assets, as the standard is disclosure-related only.

112	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

The Chairman and President of RiverSource Life Insurance Company acts as the Account’s chief operating decision maker (“CODM”) in assessing performance and making decisions about resource allocation. The CODM has determined that the Account has a single operating segment because the CODM monitors net income, investment performance and overall operating results of the Account as a whole in making decisions about resource allocation. The financial information provided to and reviewed by the CODM is consistent with that presented within the Account’s financial statements.

3. VARIABLE ACCOUNT EXPENSES

RiverSource Life deducts a daily mortality and expense risk fee and a daily administrative charge equal, on an annual basis, to the following percent of the average daily net assets of each subaccount.

Product	Mortality and expense risk fee	Administrative charge
EG Essential	0.85% to 1.70% (depending on the contract and death benefit option selected)	0.15%
EG New Solutions	0.85% to 1.70% (depending on the contract and death benefit option selected)	0.15%
EG New Solutions Select	1.00% to 1.75% (depending on the contract and death benefit option selected)	0.15%
EG Pathways	1.25% to 1.65% (depending on the contract and death benefit option selected)	0.15%
EG Pathways Select	1.55% to 2.05% (depending on the contract and death benefit option selected)	0.15%
EG Privilege	1.25% to 1.65% (depending on the contract and death benefit option selected)	0.15%
AccessChoice Select	1.55% to 2.05% (depending on the contract and death benefit option selected)	0.15%
Builder Select	1.25% to 1.95% (depending on the contract and death benefit option selected)	0.15%
Endeavor Select	0.90% to 1.75% (depending on the contract and death benefit option selected)	0.15%
FlexChoice	1.25% to 1.65% (depending on the contract and death benefit option selected)	0.15%
FlexChoice Select	1.55% to 2.10% (depending on the contract and death benefit option selected)	0.15%
Galaxy	1.00% to 1.10% (depending on the contract and death benefit option selected)	0.15%
Innovations	0.85% to 1.70% (depending on the contract and death benefit option selected)	0.15%
Innovations Select	0.85% to 1.85% (depending on the contract and death benefit option selected)	0.15%
Innovations Classic	0.85% to 1.70% (depending on the contract and death benefit option selected)	0.15%
Innovations Classic Select	0.90% to 1.75% (depending on the contract and death benefit option selected)	0.15%
New Solutions	0.85% to 1.20% (depending on the contract and death benefit option selected)	0.15%
Personal Portfolio	1.25%	0.15%
Personal Portfolio Plus	1.25%	0.15%
Personal Portfolio Plus[2]	1.25%	0.15%
Pinnacle	1.00% to 1.10% (depending on the contract and death benefit option selected)	0.15%
Platinum	1.25%	0.15%
Preferred	1.25%	0.15%
Signature	1.25%	0.15%

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	113

Product	Mortality and expense risk fee	Administrative charge
Signature Select	1.30% to 1.75% (depending on the contract and death benefit option selected)	0.15%
Signature One	1.35% to 1.45% (depending on the contract and death benefit option selected)	0.15%
Signature One Select	1.30% to 2.05% (depending on the contract and death benefit option selected)	0.15%
Wells Advantage	1.05% to 1.50% (depending on the contract and death benefit option selected)	0.15%
Wells Advantage Select	0.90% to 1.75% (depending on the contract and death benefit option selected)	0.15%
Wells Builder	1.10% to 1.55% (depending on the contract and death benefit option selected)	0.15%
Wells Choice	1.25% to 1.65% (depending on the contract and death benefit option selected)	0.15%
Wells Choice Select	1.55% to 2.05% (depending on the contract and death benefit option selected)	0.15%

4. CONTRACT CHARGES

RiverSource Life deducts a contract administrative charge of $50 per year on the contract anniversary depending upon the product selected. This charge reimburses RiverSource Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

Optional riders are available on certain products and if selected, the related fees are deducted annually from the contract value on the contract anniversary.

5. WITHDRAWAL CHARGES

RiverSource Life may assess a withdrawal charge to help it recover certain expenses related to the sale of the annuity. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract withdrawal benefits paid by RiverSource Life. Charges by RiverSource Life for withdrawals are not identified on an individual division basis.

6. RELATED PARTY TRANSACTIONS

RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7. INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2024 were as follows:

Division	Purchases
AB VPS Bal Hedged Alloc, Cl B	$12,134
AB VPS Intl Val, Cl B	841,649
AB VPS Lg Cap Gro, Cl B	180,746
AB VPS Relative Val, Cl B	243,999
AB VPS Sus Gbl Thematic, Cl B	14,963
Allspg VT Dis All Cap Gro, Cl 1	16,088
Allspg VT Dis All Cap Gro, Cl 2	920,341
Allspg VT Index Asset Alloc, Cl 2	431,619
Allspg VT Opp, Cl 1	57,630
Allspg VT Opp, Cl 2	419,857
Allspg VT Sm Cap Gro, Cl 2	41,953

Division	Purchases
BNY Mellon IP MidCap Stock, Serv	$1,617
BNY Mellon IP Tech Gro, Serv	110,993
BNY Mellon Sus US Eq, Init	5,658
BNY Mellon VIF Appr, Serv	9,293
CB Var Sm Cap Gro, Cl I	3,066
Col VP Bal, Cl 3	64,265
Col VP Disciplined Core, Cl 3	51,783
Col VP Divd Opp, Cl 3	293,473
Col VP Emer Mkts, Cl 3	473,522
Col VP Govt Money Mkt, Cl 1	8,874
Col VP Govt Money Mkt, Cl 3	7,472,810

114	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Division	Purchases
Col VP Hi Yield Bond, Cl 3	$417,538
Col VP Inc Opp, Cl 1	13,651
Col VP Inc Opp, Cl 3	326,984
Col VP Inter Bond, Cl 3	745,480
Col VP Lg Cap Gro, Cl 1	73,341
Col VP Lg Cap Gro, Cl 3	1,430
Col VP Lg Cap Index, Cl 3	71,041
Col VP Overseas Core, Cl 3	14,077
Col VP Select Lg Cap Val, Cl 3	—
Col VP Select Mid Cap Gro, Cl 3	26,019
Col VP Select Mid Cap Val, Cl 3	2
Col VP Select Sm Cap Val, Cl 3	2,278
Col VP Sm Cap Val, Cl 2	51,879
Col VP Sm Co Gro, Cl 1	484
Col VP US Govt Mtge, Cl 1	4,381
Col VP US Govt Mtge, Cl 3	249,136
CS Commodity Return, Cl 1	398
CTIVP BR Gl Infl Prot Sec, Cl 3	129,831
CTIVP Prin Blue Chip Gro, Cl 1	3,830
CTIVP Vty Sycamore Estb Val, Cl 3	—
EV VT Floating-Rate Inc, Init Cl	60,463
Fid VIP Bal, Serv Cl	12,496
Fid VIP Bal, Serv Cl 2	9,721
Fid VIP Contrafund, Serv Cl	441,191
Fid VIP Contrafund, Serv Cl 2	4,275,882
Fid VIP Dyn Appr, Serv Cl 2	46,803
Fid VIP Gro & Inc, Serv Cl	106,014
Fid VIP Gro & Inc, Serv Cl 2	5,361
Fid VIP Gro, Serv Cl	10,094
Fid VIP Gro, Serv Cl 2	498,359
Fid VIP Hi Inc, Serv Cl	41,007
Fid VIP Hi Inc, Serv Cl 2	16,129
Fid VIP Invest Gr, Serv Cl 2	746,140
Fid VIP Mid Cap, Serv Cl	665,812
Fid VIP Mid Cap, Serv Cl 2	1,708,633
Fid VIP Overseas, Serv Cl	9,369
Fid VIP Overseas, Serv Cl 2	341,679
Frank Global Real Est, Cl 2	122,409
Frank Inc, Cl 2	223,200
Frank Mutual Shares, Cl 2	829,253
Frank Rising Divd, Cl 2	14,885
Frank Sm Cap Val, Cl 2	142,752
Frank Sm Mid Cap Gro, Cl 2	41,242
GS VIT Intl Eq Insights, Inst	457
GS VIT Mid Cap Val, Inst	787,148
GS VIT Strategic Gro, Inst	27,890
GS VIT U.S. Eq Insights, Inst	247,074
Invesco VI Am Fran, Ser I	64,779
Invesco VI Am Fran, Ser II	5,229
Invesco VI American Value, Ser II	232,401
Invesco VI Cap Appr, Ser I	1,149
Invesco VI Cap Appr, Ser II	139,351
Invesco VI Comstock, Ser II	2,176,411
Invesco VI Core Eq, Ser I	492,591
Invesco VI Core Eq, Ser II	4,085
Invesco VI Dis Mid Cap Gro, Ser I	29
Invesco VI Dis Mid Cap Gro, Ser II	4,049
Invesco VI EQV Intl Eq, Ser I	12,388
Invesco VI EQV Intl Eq, Ser II	33,228
Invesco VI Global, Ser I	64
Invesco VI Global, Ser II	132,117

Division	Purchases
Invesco VI Gbl Strat Inc, Ser I	$1,892
Invesco VI Gbl Strat Inc, Ser II	1,337,573
Invesco VI Gro & Inc, Ser II	41,476
Invesco VI Hlth, Ser II	2
Invesco VI Main St, Ser I	3,065
Invesco VI Mn St Mid Cap, Ser II	37,208
Invesco VI Mn St Sm Cap, Ser II	76,598
Janus Henderson VIT Bal, Inst	26,834
Janus Henderson VIT Enter, Serv	36,022
Janus Henderson VIT Gbl Res, Inst	38,471
Janus Hend VIT Gbl Tech Innov, Srv	21
Janus Henderson VIT Overseas, Serv	5,672
Janus Henderson VIT Res, Serv	54,100
Lazard Retire Intl Eq, Serv	1,148
LVIP AC Disc Core Val, Std Cl II	2,395
LVIP AC Inflation Prot, Serv Cl	1,803,083
LVIP AC Intl, Serv Cl	39
LVIP AC Mid Cap Val, Serv Cl	5,745
LVIP AC Ultra, Serv Cl	695,700
LVIP AC Val, Serv Cl	70,360
LVIP AC Val, Std Cl II	24,663
LVIP Baron Gro Opp, Serv Cl	398
LVIP JPM US Eq, Std Cl	10,538
MFS Inv Trust, Init Cl	67,400
MFS Inv Trust, Serv Cl	60,697
MFS Mass Inv Gro Stock, Serv Cl	174,029
MFS New Dis, Init Cl	3,430
MFS New Dis, Serv Cl	13,533
MFS Research, Init Cl	28,342
MFS Total Return, Init Cl	2,442
MFS Total Return, Serv Cl	1,080,257
MFS Utilities, Init Cl	135,018
MFS Utilities, Serv Cl	53,561
MS VIF Dis, Cl II	2
PIMCO VIT All Asset, Advisor Cl	57,051
Put VT Div Inc, Cl IA	26,065
Put VT Div Inc, Cl IB	8,076
Put VT Emerg Mkts Eq, Cl IB	6,719
Put VT Focused Intl Eq, Cl IA	7,378
Put VT Global Hlth Care, Cl IB	71,355
Put VT Hi Yield, Cl IA	21,213
Put VT Hi Yield, Cl IB	4,688
Put VT Inc, Cl IB	2,555
Put VT Intl Eq, Cl IB	150,882
Put VT Intl Val, Cl IB	7
Put VT Lg Cap Gro, Cl IA	24,243
Put VT Lg Cap Gro, Cl IB	51,390
Put VT Lg Cap Val, Cl IA	161,363
Put VT Lg Cap Val, Cl IB	229,376
Put VT Research, Cl IB	512
Put VT Sm Cap Val, Cl IB	39,680
Put VT Sus Leaders, Cl IA	30,221
Put VT Sus Leaders, Cl IB	128,150
Royce Micro-Cap, Invest Cl	24,073
Royce Sm-Cap, Invest Cl	14,001
Temp Dev Mkts, Cl 2	8,370
Temp Foreign, Cl 2	125,332
Temp Global Bond, Cl 2	913,234
Temp Gro, Cl 2	3,159
Third Ave VST Third Ave Value	31,124
VP Aggr, Cl 2	20

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	115

Division	Purchases
VP Aggr, Cl 4	$355,095
VP Conserv, Cl 2	1,627,832
VP Conserv, Cl 4	1,592,784
VP Man Risk, Cl 2	—
VP Man Risk US, Cl 2	—
VP Man Vol Conserv, Cl 2	267,099
VP Man Vol Conserv Gro, Cl 2	367,047
VP Man Vol Gro, Cl 2	462,275
VP Man Vol Mod Gro, Cl 2	1,216,347
VP Mod, Cl 2	4,175,661
VP Mod, Cl 4	3,681,210

Division	Purchases
VP Mod Aggr, Cl 2	$565,352
VP Mod Aggr, Cl 4	382,992
VP Mod Conserv, Cl 2	600,065
VP Mod Conserv, Cl 4	1,114,527
VP Ptnrs Core Eq, Cl 3	2,922
VP Ptnrs Sm Cap Val, Cl 3	427,179
VP US Flex Conserv Gro, Cl 2	—
VP US Flex Gro, Cl 2	383,496
VP US Flex Mod Gro, Cl 2	418,247
Wanger Acorn	204,385
Wanger Intl	605,692

8. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Bal Hedged Alloc, Cl B
2024	145	$2.18	to	$1.80	$306	1.77%	1.00%	to	2.20%	7.48%	to	6.20%
2023	149	$2.03	to	$1.69	$293	0.91%	1.00%	to	2.20%	11.54%	to	10.21%
2022	162	$1.82	to	$1.53	$284	3.35%	1.00%	to	2.20%	(19.97%)	to	(20.93%)
2021	135	$2.28	to	$1.94	$294	0.26%	1.00%	to	2.20%	12.23%	to	10.91%
2020	136	$2.03	to	$1.75	$265	2.19%	1.00%	to	2.20%	8.17%	to	6.88%
AB VPS Intl Val, Cl B
2024	6,150	$1.29	to	$1.07	$8,099	2.27%	1.00%	to	2.25%	3.76%	to	2.47%
2023	6,629	$1.24	to	$1.04	$8,499	0.67%	1.00%	to	2.25%	13.69%	to	12.28%
2022	7,982	$1.09	to	$0.93	$9,059	4.11%	1.00%	to	2.25%	(14.65%)	to	(15.71%)
2021	8,927	$1.28	to	$1.10	$11,946	1.66%	1.00%	to	2.25%	9.75%	to	8.39%
2020	9,957	$1.16	to	$1.01	$12,212	1.58%	1.00%	to	2.25%	1.20%	to	(0.06%)
AB VPS Lg Cap Gro, Cl B
2024	651	$4.24	to	$8.05	$2,776	—	1.00%	to	1.85%	23.70%	to	22.65%
2023	743	$3.43	to	$6.56	$2,624	—	1.00%	to	1.85%	33.45%	to	32.33%
2022	825	$2.57	to	$4.96	$2,175	—	1.00%	to	1.85%	(29.40%)	to	(29.99%)
2021	893	$3.64	to	$7.09	$3,399	—	1.00%	to	1.85%	27.37%	to	26.30%
2020	1,047	$2.86	to	$5.61	$3,111	—	1.00%	to	1.85%	33.80%	to	32.67%
AB VPS Relative Val, Cl B
2024	1,150	$4.06	to	$3.68	$4,492	1.23%	1.00%	to	2.25%	11.64%	to	10.24%
2023	1,238	$3.64	to	$3.33	$4,371	1.28%	1.00%	to	2.25%	10.61%	to	9.24%
2022	1,343	$3.29	to	$3.05	$4,323	1.09%	1.00%	to	2.25%	(5.37%)	to	(6.54%)
2021	1,428	$3.48	to	$3.27	$4,851	0.63%	1.00%	to	2.25%	26.57%	to	24.99%
2020	1,731	$2.75	to	$2.61	$4,648	1.31%	1.00%	to	2.25%	1.45%	to	0.19%
AB VPS Sus Gbl Thematic, Cl B
2024	512	$1.27	to	$2.42	$874	—	1.00%	to	2.25%	4.90%	to	3.59%
2023	541	$1.21	to	$2.33	$876	0.03%	1.00%	to	2.25%	14.55%	to	13.14%
2022	600	$1.05	to	$2.06	$850	—	1.00%	to	2.25%	(27.89%)	to	(28.79%)
2021	616	$1.46	to	$2.90	$1,278	—	1.00%	to	2.25%	21.35%	to	19.84%
2020	707	$1.20	to	$2.42	$1,197	0.47%	1.00%	to	2.25%	37.70%	to	35.98%
Allspg VT Dis All Cap Gro, Cl 1
2024	76	$5.10	to	$4.68	$365	—	1.00%	to	1.35%	20.09%	to	19.67%
2023	84	$4.25	to	$3.91	$340	—	1.00%	to	1.35%	32.17%	to	31.71%
2022	111	$3.21	to	$2.97	$340	—	1.00%	to	1.35%	(37.67%)	to	(37.89%)
2021	138	$5.15	to	$4.78	$680	—	1.00%	to	1.35%	14.12%	to	13.72%
2020	225	$4.52	to	$4.20	$969	—	1.00%	to	1.35%	41.98%	to	41.49%
Allspg VT Dis All Cap Gro, Cl 2
2024	2,148	$9.13	to	$5.30	$15,745	—	1.00%	to	2.20%	19.79%	to	18.35%
2023	2,643	$7.62	to	$4.48	$16,337	—	1.00%	to	2.20%	31.85%	to	30.28%
2022	3,105	$5.78	to	$3.44	$14,649	—	1.00%	to	2.20%	(37.82%)	to	(38.57%)
2021	3,110	$9.30	to	$5.60	$23,850	—	1.00%	to	2.20%	13.83%	to	12.47%
2020	3,403	$8.17	to	$4.98	$22,973	—	1.00%	to	2.20%	41.76%	to	40.07%

116	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Allspg VT Index Asset Alloc, Cl 2
2024	1,677	$3.26	to	$2.97	$5,561	1.31%	1.05%	to	2.20%	13.66%	to	12.36%
2023	1,835	$2.87	to	$2.65	$5,367	0.97%	1.05%	to	2.20%	15.48%	to	14.16%
2022	2,147	$2.48	to	$2.32	$5,450	0.63%	1.05%	to	2.20%	(17.89%)	to	(18.83%)
2021	2,327	$3.03	to	$2.86	$7,209	0.59%	1.05%	to	2.20%	14.78%	to	13.47%
2020	2,480	$2.64	to	$2.52	$6,719	0.82%	1.05%	to	2.20%	15.37%	to	14.07%
Allspg VT Opp, Cl 1
2024	137	$4.42	to	$4.21	$580	0.28%	1.00%	to	1.35%	14.19%	to	13.79%
2023	139	$3.87	to	$3.70	$515	—	1.00%	to	1.35%	25.57%	to	25.14%
2022	152	$3.08	to	$2.96	$452	—	1.00%	to	1.35%	(21.40%)	to	(21.67%)
2021	160	$3.92	to	$3.78	$608	0.25%	1.00%	to	1.35%	23.82%	to	23.39%
2020	190	$3.16	to	$3.06	$586	0.70%	1.00%	to	1.35%	20.12%	to	19.70%
Allspg VT Opp, Cl 2
2024	979	$4.27	to	$3.64	$3,998	0.05%	1.00%	to	2.20%	13.90%	to	12.53%
2023	1,136	$3.75	to	$3.23	$4,087	—	1.00%	to	2.20%	25.24%	to	23.76%
2022	1,399	$2.99	to	$2.61	$4,034	—	1.00%	to	2.20%	(21.59%)	to	(22.53%)
2021	1,512	$3.82	to	$3.37	$5,574	0.04%	1.00%	to	2.20%	23.54%	to	22.07%
2020	1,742	$3.09	to	$2.76	$5,217	0.43%	1.00%	to	2.20%	19.80%	to	18.38%
Allspg VT Sm Cap Gro, Cl 2
2024	1,399	$3.87	to	$3.98	$3,109	—	1.00%	to	2.20%	17.52%	to	16.11%
2023	1,567	$3.29	to	$3.43	$3,022	—	1.00%	to	2.20%	3.07%	to	1.85%
2022	1,667	$3.19	to	$3.37	$3,125	—	1.00%	to	2.20%	(35.07%)	to	(35.85%)
2021	1,641	$4.92	to	$5.25	$4,765	—	1.00%	to	2.20%	6.57%	to	5.30%
2020	1,834	$4.61	to	$4.98	$5,022	—	1.00%	to	2.20%	56.22%	to	54.35%
BNY Mellon IP MidCap Stock, Serv
2024	19	$3.05	to	$3.19	$77	0.61%	1.05%	to	2.20%	11.15%	to	9.88%
2023	21	$2.74	to	$2.90	$75	0.53%	1.05%	to	2.20%	16.76%	to	15.43%
2022	20	$2.35	to	$2.52	$63	0.44%	1.05%	to	2.20%	(15.17%)	to	(16.15%)
2021	22	$2.77	to	$3.00	$80	0.45%	1.05%	to	2.20%	24.25%	to	22.83%
2020	24	$2.23	to	$2.44	$69	0.52%	1.05%	to	2.20%	6.72%	to	5.50%
BNY Mellon IP Tech Gro, Serv
2024	392	$6.58	to	$5.79	$2,530	—	1.05%	to	2.20%	24.07%	to	22.64%
2023	498	$5.31	to	$4.72	$2,609	—	1.05%	to	2.20%	57.35%	to	55.56%
2022	685	$3.37	to	$3.04	$2,297	—	1.05%	to	2.20%	(47.08%)	to	(47.68%)
2021	545	$6.37	to	$5.81	$3,475	—	1.05%	to	2.20%	11.47%	to	10.19%
2020	595	$5.72	to	$5.27	$3,425	0.08%	1.05%	to	2.20%	67.80%	to	65.88%
BNY Mellon Sus US Eq, Init
2024	140	$3.14	to	$5.89	$436	0.54%	1.20%	to	1.80%	23.39%	to	22.65%
2023	166	$2.54	to	$4.80	$418	0.73%	1.20%	to	1.80%	22.35%	to	21.62%
2022	170	$2.08	to	$3.95	$351	0.51%	1.20%	to	1.80%	(23.79%)	to	(24.25%)
2021	188	$2.73	to	$5.21	$505	0.78%	1.20%	to	1.80%	25.48%	to	24.73%
2020	217	$2.17	to	$4.18	$464	1.10%	1.20%	to	1.80%	22.66%	to	21.93%
BNY Mellon VIF Appr, Serv
2024	28	$4.43	to	$3.82	$132	0.18%	1.05%	to	2.20%	11.30%	to	10.02%
2023	28	$3.98	to	$3.47	$119	0.49%	1.05%	to	2.20%	19.41%	to	18.05%
2022	28	$3.34	to	$2.94	$100	0.43%	1.05%	to	2.20%	(19.11%)	to	(20.03%)
2021	30	$4.12	to	$3.68	$134	0.21%	1.05%	to	2.20%	25.45%	to	24.02%
2020	33	$3.29	to	$2.97	$118	0.55%	1.05%	to	2.20%	22.09%	to	20.70%
CB Var Sm Cap Gro, Cl I
2024	26	$4.59	to	$3.80	$91	—	1.00%	to	2.25%	3.45%	to	2.16%
2023	30	$4.44	to	$3.72	$100	—	1.00%	to	2.25%	7.33%	to	6.00%
2022	32	$4.14	to	$3.51	$99	—	1.00%	to	2.25%	(29.55%)	to	(30.43%)
2021	31	$5.87	to	$5.05	$140	—	1.00%	to	2.25%	11.49%	to	10.11%
2020	31	$5.27	to	$4.58	$126	—	1.00%	to	2.25%	41.84%	to	40.08%

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	117

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Bal, Cl 3
2024	570	$3.28	to	$2.98	$2,382	—	1.00%	to	1.80%	13.29%		to	12.38%
2023	637	$2.89	to	$2.65	$2,357	—	1.00%	to	1.80%	20.03%		to	19.07%
2022	705	$2.41	to	$2.22	$2,190	—	1.00%	to	1.80%	(17.57%)		to	(18.23%)
2021	974	$2.92	to	$2.72	$3,405	—	1.00%	to	1.80%	13.60%		to	12.69%
2020	956	$2.57	to	$2.41	$2,990	—	1.00%	to	1.80%	16.42%		to	15.49%
Col VP Disciplined Core, Cl 3
2024	3,349	$4.51	to	$4.91	$13,812	—	1.00%	to	2.25%	24.64%		to	23.08%
2023	4,035	$3.62	to	$3.99	$13,413	—	1.00%	to	2.25%	23.00%		to	21.47%
2022	4,862	$2.94	to	$3.28	$13,104	—	1.00%	to	2.25%	(19.64%)		to	(20.63%)
2021	5,462	$3.66	to	$4.14	$18,461	—	1.00%	to	2.25%	31.25%		to	29.62%
2020	6,340	$2.79	to	$3.19	$16,343	—	1.00%	to	2.25%	12.85%		to	11.45%
Col VP Divd Opp, Cl 3
2024	3,685	$4.61	to	$2.89	$15,387	—	1.00%	to	2.25%	14.12%		to	12.70%
2023	4,374	$4.04	to	$2.57	$16,147	—	1.00%	to	2.25%	3.91%		to	2.62%
2022	4,702	$3.89	to	$2.50	$16,833	—	1.00%	to	2.25%	(2.22%)		to	(3.43%)
2021	6,151	$3.98	to	$2.59	$22,599	—	1.00%	to	2.25%	24.76%		to	23.22%
2020	7,295	$3.19	to	$2.10	$21,475	—	1.00%	to	2.25%	0.02%		to	(1.22%)
Col VP Emer Mkts, Cl 3
2024	2,104	$1.36	to	$1.13	$5,313	1.16%	1.00%	to	2.25%	4.45%		to	3.14%
2023	2,279	$1.30	to	$1.09	$5,548	—	1.00%	to	2.25%	8.22%		to	6.88%
2022	2,507	$1.20	to	$1.02	$5,680	—	1.00%	to	2.25%	(33.65%)		to	(34.47%)
2021	2,203	$1.82	to	$1.56	$7,557	0.92%	1.00%	to	2.25%	(8.25%)		to	(9.40%)
2020	2,157	$1.98	to	$1.72	$8,111	0.57%	1.00%	to	2.25%	32.04%		to	30.39%
Col VP Govt Money Mkt, Cl 1
2024	92	$1.06	to	$1.05	$97	4.85%	1.15%	to	1.25%	3.79%		to	3.69%
2023	89	$1.02	to	$1.01	$90	4.63%	1.15%	to	1.25%	3.53%		to	3.43%
2022	92	$0.98	to	$0.98	$90	1.00%	1.15%	to	1.25%	0.06%		to	(0.05%)
2021	141	$0.98	to	$0.98	$138	0.01%	1.15%	to	1.25%	(1.12%)		to	(1.22%)
2020	188	$0.99	to	$0.99	$187	0.01%	1.15%	to	1.25%	(0.74	%)(5)	to	(0.81	%)(5)
Col VP Govt Money Mkt, Cl 3
2024	21,470	$1.14	to	$0.82	$21,454	4.72%	1.00%	to	2.25%	3.82%		to	2.52%
2023	17,890	$1.10	to	$0.80	$17,347	4.50%	1.00%	to	2.25%	3.56%		to	2.27%
2022	20,810	$1.06	to	$0.78	$19,580	1.11%	1.00%	to	2.25%	0.16%		to	(1.09%)
2021	23,910	$1.06	to	$0.79	$22,482	0.01%	1.00%	to	2.25%	(0.98%)		to	(2.22%)
2020	26,018	$1.07	to	$0.81	$24,763	0.24%	1.00%	to	2.25%	(0.72%)		to	(1.95%)
Col VP Hi Yield Bond, Cl 3
2024	1,086	$2.13	to	$1.76	$2,877	5.73%	1.00%	to	2.25%	5.88%		to	4.56%
2023	1,168	$2.01	to	$1.69	$2,924	5.40%	1.00%	to	2.25%	10.97%		to	9.59%
2022	1,280	$1.81	to	$1.54	$2,908	5.02%	1.00%	to	2.25%	(11.59%)		to	(12.69%)
2021	1,536	$2.05	to	$1.76	$3,961	4.99%	1.00%	to	2.25%	3.82%		to	2.53%
2020	1,654	$1.98	to	$1.72	$4,134	5.69%	1.00%	to	2.25%	5.49%		to	4.18%
Col VP Inc Opp, Cl 1
2024	185	$1.27	to	$1.25	$232	5.61%	1.15%	to	1.25%	4.69%		to	4.58%
2023	188	$1.21	to	$1.20	$225	5.29%	1.15%	to	1.25%	10.29%		to	10.18%
2022	206	$1.10	to	$1.09	$224	5.42%	1.15%	to	1.25%	(11.04%)		to	(11.13%)
2021	211	$1.23	to	$1.22	$258	9.00%	1.15%	to	1.25%	3.30%		to	3.20%
2020	224	$1.19	to	$1.19	$265	4.62%	1.15%	to	1.25%	4.69%		to	4.58%
Col VP Inc Opp, Cl 3
2024	1,145	$2.02	to	$1.67	$2,708	5.38%	1.00%	to	2.25%	4.84%		to	3.54%
2023	1,314	$1.93	to	$1.62	$2,976	5.02%	1.00%	to	2.25%	10.40%		to	9.03%
2022	1,552	$1.75	to	$1.48	$3,201	5.06%	1.00%	to	2.25%	(11.11%)		to	(12.21%)
2021	2,006	$1.96	to	$1.69	$4,689	9.01%	1.00%	to	2.25%	3.44%		to	2.15%
2020	2,084	$1.90	to	$1.65	$4,740	4.59%	1.00%	to	2.25%	4.69%		to	3.39%

118	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Inter Bond, Cl 3
2024	3,887	$1.67	to	$1.07	$6,068	4.68%	1.00%	to	2.25%	0.83%	to	(0.43%)
2023	4,195	$1.66	to	$1.08	$6,555	2.19%	1.00%	to	2.25%	5.14%	to	3.84%
2022	4,623	$1.58	to	$1.04	$6,903	3.08%	1.00%	to	2.25%	(17.99%)	to	(19.01%)
2021	5,137	$1.92	to	$1.28	$9,380	3.21%	1.00%	to	2.25%	(1.34%)	to	(2.57%)
2020	5,262	$1.95	to	$1.31	$9,819	2.75%	1.00%	to	2.25%	11.33%	to	9.95%
Col VP Lg Cap Gro, Cl 1
2024	29	$5.64	to	$5.56	$163	—	1.15%	to	1.25%	29.82%	to	29.69%
2023	55	$4.34	to	$4.29	$237	—	1.15%	to	1.25%	41.53%	to	41.39%
2022	107	$3.07	to	$3.03	$325	—	1.15%	to	1.25%	(32.17%)	to	(32.24%)
2021	111	$4.52	to	$4.47	$496	—	1.15%	to	1.25%	27.26%	to	27.13%
2020	112	$3.55	to	$3.52	$395	—	1.15%	to	1.25%	33.19%	to	33.06%
Col VP Lg Cap Gro, Cl 3
2024	140	$6.73	to	$6.14	$799	—	1.00%	to	2.25%	29.88%	to	28.26%
2023	173	$5.18	to	$4.79	$718	—	1.00%	to	2.25%	41.53%	to	39.78%
2022	197	$3.66	to	$3.42	$553	—	1.00%	to	2.25%	(32.13%)	to	(32.97%)
2021	223	$5.39	to	$5.11	$876	—	1.00%	to	2.25%	27.26%	to	25.68%
2020	219	$4.24	to	$4.06	$713	—	1.00%	to	2.25%	33.23%	to	31.57%
Col VP Lg Cap Index, Cl 3
2024	1,242	$4.60	to	$4.81	$6,191	—	1.00%	to	2.25%	23.30%	to	21.76%
2023	1,434	$3.73	to	$3.95	$5,774	—	1.00%	to	2.25%	24.57%	to	23.02%
2022	1,640	$3.00	to	$3.21	$5,300	—	1.00%	to	2.25%	(19.26%)	to	(20.26%)
2021	2,078	$3.71	to	$4.03	$8,582	—	1.00%	to	2.25%	26.94%	to	25.37%
2020	2,328	$2.92	to	$3.21	$7,562	—	1.00%	to	2.25%	16.73%	to	15.28%
Col VP Overseas Core, Cl 3
2024	139	$1.84	to	$1.52	$305	4.30%	1.00%	to	2.25%	2.31%	to	1.03%
2023	151	$1.80	to	$1.51	$328	1.83%	1.00%	to	2.25%	14.32%	to	12.90%
2022	158	$1.57	to	$1.33	$303	0.80%	1.00%	to	2.25%	(15.64%)	to	(16.70%)
2021	165	$1.86	to	$1.60	$379	1.17%	1.00%	to	2.25%	8.78%	to	7.43%
2020	183	$1.71	to	$1.49	$380	1.56%	1.00%	to	2.25%	7.83%	to	6.50%
Col VP Select Lg Cap Val, Cl 3
2024	26	$3.57	to	$3.45	$100	—	1.05%	to	2.20%	11.57%	to	10.29%
2023	27	$3.20	to	$3.12	$95	—	1.05%	to	2.20%	4.13%	to	2.95%
2022	35	$3.07	to	$3.04	$119	—	1.05%	to	2.20%	(2.97%)	to	(4.08%)
2021	40	$3.17	to	$3.16	$140	—	1.05%	to	2.20%	24.83%	to	23.40%
2020	41	$2.54	to	$2.56	$116	—	1.05%	to	2.20%	5.84%	to	4.63%
Col VP Select Mid Cap Gro, Cl 3
2024	332	$5.91	to	$3.70	$1,718	—	1.00%	to	2.20%	22.29%	to	20.83%
2023	383	$4.83	to	$3.06	$1,631	—	1.00%	to	2.20%	23.84%	to	22.37%
2022	426	$3.90	to	$2.50	$1,471	—	1.00%	to	2.20%	(31.61%)	to	(32.42%)
2021	445	$5.70	to	$3.71	$2,263	—	1.00%	to	2.20%	15.25%	to	13.87%
2020	481	$4.95	to	$3.25	$2,126	—	1.00%	to	2.20%	33.89%	to	32.29%
Col VP Select Mid Cap Val, Cl 3
2024	6	$4.13	to	$3.42	$20	—	1.00%	to	2.25%	11.29%	to	9.90%
2023	11	$3.71	to	$3.11	$31	—	1.00%	to	2.25%	9.09%	to	7.74%
2022	13	$3.40	to	$2.89	$33	—	1.00%	to	2.25%	(10.46%)	to	(11.57%)
2021	16	$3.80	to	$3.26	$43	—	1.00%	to	2.25%	30.82%	to	29.20%
2020	23	$2.90	to	$2.53	$47	—	1.00%	to	2.25%	6.34%	to	5.02%
Col VP Select Sm Cap Val, Cl 3
2024	171	$4.56	to	$4.08	$679	—	1.00%	to	1.80%	12.67%	to	11.77%
2023	182	$4.05	to	$3.65	$647	—	1.00%	to	1.80%	11.85%	to	10.97%
2022	207	$3.62	to	$3.29	$661	—	1.00%	to	1.80%	(15.67%)	to	(16.34%)
2021	215	$4.29	to	$3.93	$819	—	1.00%	to	1.80%	29.50%	to	28.47%
2020	244	$3.31	to	$3.06	$730	—	1.00%	to	1.80%	7.97%	to	7.11%

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	119

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Sm Cap Val, Cl 2
2024	188	$3.95	to	$3.27	$725	0.53%	1.00%	to	2.25%	7.58%	to	6.24%
2023	226	$3.67	to	$3.08	$815	0.43%	1.00%	to	2.25%	20.46%	to	18.96%
2022	250	$3.05	to	$2.59	$748	0.48%	1.00%	to	2.25%	(9.88%)	to	(11.00%)
2021	311	$3.38	to	$2.90	$1,040	0.49%	1.00%	to	2.25%	27.52%	to	25.94%
2020	407	$2.65	to	$2.31	$1,077	0.36%	1.00%	to	2.25%	7.52%	to	6.18%
Col VP Sm Co Gro, Cl 1
2024	3	$8.17	to	$8.00	$23	2.30%	1.15%	to	1.25%	22.69%	to	22.56%
2023	3	$6.66	to	$6.52	$19	—	1.15%	to	1.25%	25.19%	to	25.06%
2022	3	$5.32	to	$5.22	$15	—	1.15%	to	1.25%	(36.50%)	to	(36.56%)
2021	3	$8.38	to	$8.22	$25	—	1.15%	to	1.25%	(4.01%)	to	(4.11%)
2020	3	$8.73	to	$8.58	$26	—	1.15%	to	1.25%	69.17%	to	69.00%
Col VP US Govt Mtge, Cl 1
2024	116	$1.01	to	$1.00	$116	3.30%	1.15%	to	1.25%	0.41%	to	0.30%
2023	130	$1.01	to	$1.00	$129	2.82%	1.15%	to	1.25%	4.49%	to	4.39%
2022	136	$0.97	to	$0.96	$130	2.17%	1.15%	to	1.25%	(15.12%)	to	(15.20%)
2021	137	$1.14	to	$1.13	$154	1.97%	1.15%	to	1.25%	(2.09%)	to	(2.18%)
2020	163	$1.16	to	$1.15	$187	2.50%	1.15%	to	1.25%	3.89%	to	3.79%
Col VP US Govt Mtge, Cl 3
2024	3,107	$1.33	to	$0.86	$3,542	3.20%	1.00%	to	2.25%	0.43%	to	(0.83%)
2023	3,497	$1.33	to	$0.87	$4,008	2.59%	1.00%	to	2.25%	4.50%	to	3.21%
2022	4,309	$1.27	to	$0.84	$4,731	1.97%	1.00%	to	2.25%	(15.11%)	to	(16.17%)
2021	4,710	$1.50	to	$1.01	$6,072	1.90%	1.00%	to	2.25%	(2.05%)	to	(3.27%)
2020	5,149	$1.53	to	$1.04	$6,849	2.44%	1.00%	to	2.25%	3.91%	to	2.63%
CS Commodity Return, Cl 1
2024	21	$0.74	to	$0.61	$14	2.92%	1.00%	to	2.25%	3.78%	to	2.48%
2023	23	$0.71	to	$0.59	$14	21.09%	1.00%	to	2.25%	(10.01%)	to	(11.13%)
2022	25	$0.79	to	$0.67	$17	16.13%	1.00%	to	2.25%	14.88%	to	13.45%
2021	31	$0.69	to	$0.59	$18	3.61%	1.00%	to	2.25%	26.63%	to	25.06%
2020	57	$0.54	to	$0.47	$26	5.82%	1.00%	to	2.25%	(2.47%)	to	(3.67%)
CTIVP BR Gl Infl Prot Sec, Cl 3
2024	904	$1.19	to	$0.99	$1,120	1.86%	1.00%	to	2.25%	(2.04%)	to	(3.27%)
2023	967	$1.22	to	$1.02	$1,249	8.82%	1.00%	to	2.25%	2.92%	to	1.65%
2022	1,054	$1.19	to	$1.01	$1,328	4.46%	1.00%	to	2.25%	(18.40%)	to	(19.41%)
2021	1,237	$1.45	to	$1.25	$1,917	0.69%	1.00%	to	2.25%	3.44%	to	2.14%
2020	1,287	$1.40	to	$1.22	$1,942	0.54%	1.00%	to	2.25%	8.03%	to	6.68%
CTIVP Prin Blue Chip Gro, Cl 1
2024	282	$3.18	to	$2.86	$853	—	1.00%	to	2.25%	20.21%	to	18.70%
2023	407	$2.65	to	$2.41	$1,031	—	1.00%	to	2.25%	38.15%	to	36.44%
2022	503	$1.92	to	$1.76	$927	—	1.00%	to	2.25%	(28.72%)	to	(29.61%)
2021	547	$2.69	to	$2.50	$1,425	—	1.00%	to	2.25%	17.39%	to	15.93%
2020	651	$2.29	to	$2.16	$1,452	—	1.00%	to	2.25%	30.62%	to	29.00%
CTIVP Vty Sycamore Estb Val, Cl 3
2024	5	$4.99	to	$4.13	$29	—	1.00%	to	2.25%	8.67%	to	7.31%
2023	6	$4.59	to	$3.85	$28	—	1.00%	to	2.25%	8.72%	to	7.37%
2022	6	$4.22	to	$3.58	$26	—	1.00%	to	2.25%	(3.85%)	to	(5.04%)
2021	6	$4.39	to	$3.77	$28	—	1.00%	to	2.25%	30.44%	to	28.82%
2020	4	$3.37	to	$2.93	$16	—	1.00%	to	2.25%	6.83%	to	5.50%
EV VT Floating-Rate Inc, Init Cl
2024	368	$1.62	to	$1.34	$548	7.79%	1.00%	to	2.25%	6.55%	to	5.23%
2023	412	$1.52	to	$1.27	$574	8.20%	1.00%	to	2.25%	10.10%	to	8.75%
2022	493	$1.38	to	$1.17	$622	4.52%	1.00%	to	2.25%	(3.70%)	to	(4.90%)
2021	638	$1.43	to	$1.23	$838	2.90%	1.00%	to	2.25%	2.59%	to	1.32%
2020	646	$1.40	to	$1.22	$832	3.30%	1.00%	to	2.25%	0.99%	to	(0.27%)

120	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Fid VIP Bal, Serv Cl
2024	67	$4.05	to	$3.94	$266	1.79%	1.15%	to	1.25%	14.45%	to	14.33%
2023	74	$3.53	to	$3.45	$256	1.66%	1.15%	to	1.25%	20.01%	to	19.89%
2022	74	$2.95	to	$2.88	$213	1.19%	1.15%	to	1.25%	(18.96%)	to	(19.04%)
2021	74	$3.63	to	$3.55	$264	0.86%	1.15%	to	1.25%	16.78%	to	16.66%
2020	74	$3.11	to	$3.05	$226	1.40%	1.15%	to	1.25%	20.92%	to	20.80%
Fid VIP Bal, Serv Cl 2
2024	40	$4.02	to	$3.57	$155	1.69%	1.40%	to	1.80%	14.01%	to	13.56%
2023	40	$3.53	to	$3.14	$137	1.50%	1.40%	to	1.80%	19.55%	to	19.08%
2022	44	$2.95	to	$2.64	$126	1.08%	1.40%	to	1.80%	(19.32%)	to	(19.64%)
2021	44	$3.66	to	$3.28	$158	0.74%	1.40%	to	1.80%	16.35%	to	15.89%
2020	45	$3.14	to	$2.83	$137	1.28%	1.40%	to	1.80%	20.43%	to	19.95%
Fid VIP Contrafund, Serv Cl
2024	503	$7.42	to	$6.80	$3,486	0.09%	1.00%	to	1.35%	32.30%	to	31.83%
2023	568	$5.60	to	$5.16	$2,987	0.39%	1.00%	to	1.35%	32.02%	to	31.56%
2022	623	$4.25	to	$3.92	$2,485	0.40%	1.00%	to	1.35%	(27.11%)	to	(27.37%)
2021	655	$5.83	to	$5.40	$3,596	0.05%	1.00%	to	1.35%	26.44%	to	26.00%
2020	741	$4.61	to	$4.29	$3,230	0.15%	1.00%	to	1.35%	29.13%	to	28.68%
Fid VIP Contrafund, Serv Cl 2
2024	4,559	$8.18	to	$5.00	$34,026	0.04%	1.00%	to	2.25%	32.11%	to	30.47%
2023	6,114	$6.19	to	$3.84	$34,781	0.24%	1.00%	to	2.25%	31.80%	to	30.16%
2022	7,454	$4.70	to	$2.95	$32,177	0.26%	1.00%	to	2.25%	(27.22%)	to	(28.12%)
2021	8,010	$6.45	to	$4.10	$47,907	0.03%	1.00%	to	2.25%	26.24%	to	24.67%
2020	9,481	$5.11	to	$3.29	$45,009	0.08%	1.00%	to	2.25%	28.94%	to	27.34%
Fid VIP Dyn Appr, Serv Cl 2
2024	128	$7.05	to	$7.35	$877	0.05%	1.20%	to	1.80%	23.69%	to	22.95%
2023	149	$5.70	to	$5.98	$822	0.11%	1.20%	to	1.80%	27.19%	to	26.43%
2022	143	$4.48	to	$4.73	$616	0.11%	1.20%	to	1.80%	(21.99%)	to	(22.46%)
2021	148	$5.74	to	$6.10	$821	0.12%	1.20%	to	1.80%	22.79%	to	22.05%
2020	147	$4.68	to	$4.99	$667	0.04%	1.20%	to	1.80%	31.75%	to	30.96%
Fid VIP Gro & Inc, Serv Cl
2024	296	$4.38	to	$4.08	$1,226	1.33%	1.15%	to	1.60%	20.73%	to	20.19%
2023	326	$3.63	to	$3.39	$1,124	1.61%	1.15%	to	1.60%	17.23%	to	16.70%
2022	335	$3.10	to	$2.91	$989	1.58%	1.15%	to	1.60%	(6.11%)	to	(6.53%)
2021	351	$3.30	to	$3.11	$1,109	2.32%	1.15%	to	1.60%	24.33%	to	23.77%
2020	372	$2.65	to	$2.51	$948	1.94%	1.15%	to	1.60%	6.50%	to	6.03%
Fid VIP Gro & Inc, Serv Cl 2
2024	15	$4.64	to	$4.24	$69	1.29%	1.40%	to	1.80%	20.25%	to	19.78%
2023	15	$3.86	to	$3.54	$57	1.51%	1.40%	to	1.80%	16.73%	to	16.26%
2022	15	$3.31	to	$3.05	$51	1.18%	1.40%	to	1.80%	(6.49%)	to	(6.86%)
2021	22	$3.54	to	$3.27	$76	2.21%	1.40%	to	1.80%	23.89%	to	23.40%
2020	23	$2.86	to	$2.65	$65	1.89%	1.40%	to	1.80%	6.10%	to	5.68%
Fid VIP Gro, Serv Cl
2024	8	$5.87	to	$5.72	$47	—	1.15%	to	1.25%	28.77%	to	28.64%
2023	8	$4.56	to	$4.45	$36	0.04%	1.15%	to	1.25%	34.54%	to	34.41%
2022	8	$3.39	to	$3.31	$27	0.51%	1.15%	to	1.25%	(25.39%)	to	(25.46%)
2021	8	$4.54	to	$4.44	$35	—	1.15%	to	1.25%	21.68%	to	21.55%
2020	8	$3.73	to	$3.65	$31	0.06%	1.15%	to	1.25%	42.11%	to	41.97%
Fid VIP Gro, Serv Cl 2
2024	289	$7.65	to	$6.17	$2,222	—	1.00%	to	2.20%	28.77%	to	27.23%
2023	344	$5.94	to	$4.85	$2,058	0.00%	1.00%	to	2.20%	34.54%	to	32.95%
2022	358	$4.41	to	$3.65	$1,576	0.37%	1.00%	to	2.20%	(25.39%)	to	(26.28%)
2021	403	$5.92	to	$4.95	$2,421	—	1.00%	to	2.20%	21.68%	to	20.23%
2020	432	$4.86	to	$4.11	$2,132	0.04%	1.00%	to	2.20%	42.12%	to	40.43%

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	121

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Fid VIP Hi Inc, Serv Cl
2024	284	$2.23	to	$2.05	$589	5.67%	1.00%	to	1.35%	7.64%	to	7.26%
2023	323	$2.08	to	$1.91	$627	5.61%	1.00%	to	1.35%	9.41%	to	9.03%
2022	337	$1.90	to	$1.75	$600	5.07%	1.00%	to	1.35%	(12.43%)	to	(12.74%)
2021	343	$2.17	to	$2.01	$699	5.00%	1.00%	to	1.35%	3.46%	to	3.10%
2020	405	$2.09	to	$1.95	$801	4.92%	1.00%	to	1.35%	1.63%	to	1.27%
Fid VIP Hi Inc, Serv Cl 2
2024	104	$2.61	to	$2.37	$259	6.05%	1.20%	to	1.80%	7.31%	to	6.67%
2023	112	$2.43	to	$2.23	$260	5.51%	1.20%	to	1.80%	8.93%	to	8.28%
2022	124	$2.23	to	$2.06	$265	5.24%	1.20%	to	1.80%	(12.73%)	to	(13.24%)
2021	123	$2.55	to	$2.37	$300	5.27%	1.20%	to	1.80%	3.04%	to	2.43%
2020	124	$2.48	to	$2.31	$295	4.89%	1.20%	to	1.80%	1.20%	to	0.60%
Fid VIP Invest Gr, Serv Cl 2
2024	4,112	$1.27	to	$1.05	$5,525	3.24%	1.00%	to	2.25%	0.48%	to	(0.76%)
2023	4,381	$1.27	to	$1.06	$5,897	2.44%	1.00%	to	2.25%	4.95%	to	3.65%
2022	4,749	$1.21	to	$1.02	$6,128	1.97%	1.00%	to	2.25%	(14.07%)	to	(15.14%)
2021	5,666	$1.40	to	$1.21	$8,569	1.78%	1.00%	to	2.25%	(1.88%)	to	(3.10%)
2020	5,763	$1.43	to	$1.24	$8,930	2.05%	1.00%	to	2.25%	8.09%	to	6.75%
Fid VIP Mid Cap, Serv Cl
2024	552	$8.47	to	$6.94	$4,777	0.46%	1.00%	to	1.60%	16.18%	to	15.48%
2023	613	$7.29	to	$6.01	$4,626	0.50%	1.00%	to	1.60%	13.86%	to	13.18%
2022	700	$6.41	to	$5.31	$4,668	0.40%	1.00%	to	1.60%	(15.70%)	to	(16.20%)
2021	747	$7.60	to	$6.34	$5,922	0.48%	1.00%	to	1.60%	24.26%	to	23.51%
2020	919	$6.12	to	$5.13	$5,803	0.56%	1.00%	to	1.60%	16.86%	to	16.16%
Fid VIP Mid Cap, Serv Cl 2
2024	1,788	$6.75	to	$3.23	$11,462	0.33%	1.00%	to	2.25%	16.00%	to	14.56%
2023	2,087	$5.82	to	$2.82	$11,589	0.38%	1.00%	to	2.25%	13.66%	to	12.26%
2022	2,326	$5.12	to	$2.51	$11,389	0.26%	1.00%	to	2.25%	(15.81%)	to	(16.86%)
2021	2,578	$6.08	to	$3.02	$15,060	0.34%	1.00%	to	2.25%	24.06%	to	22.52%
2020	3,090	$4.90	to	$2.46	$14,489	0.39%	1.00%	to	2.25%	16.69%	to	15.24%
Fid VIP Overseas, Serv Cl
2024	23	$2.06	to	$1.59	$41	1.60%	1.40%	to	1.60%	3.49%	to	3.28%
2023	21	$1.99	to	$1.54	$37	0.75%	1.40%	to	1.60%	18.74%	to	18.50%
2022	28	$1.68	to	$1.30	$42	0.91%	1.40%	to	1.60%	(25.63%)	to	(25.78%)
2021	34	$2.26	to	$1.75	$67	0.29%	1.40%	to	1.60%	17.91%	to	17.68%
2020	64	$1.91	to	$1.49	$104	0.23%	1.40%	to	1.60%	13.89%	to	13.66%
Fid VIP Overseas, Serv Cl 2
2024	1,189	$2.74	to	$1.74	$2,919	1.36%	1.00%	to	2.25%	3.76%	to	2.45%
2023	1,328	$2.64	to	$1.70	$3,185	0.78%	1.00%	to	2.25%	19.03%	to	17.55%
2022	1,555	$2.22	to	$1.45	$3,165	0.83%	1.00%	to	2.25%	(25.43%)	to	(26.36%)
2021	1,666	$2.97	to	$1.97	$4,578	0.31%	1.00%	to	2.25%	18.20%	to	16.74%
2020	1,906	$2.52	to	$1.69	$4,454	0.21%	1.00%	to	2.25%	14.19%	to	12.77%
Frank Global Real Est, Cl 2
2024	545	$2.14	to	$1.38	$1,508	1.84%	1.00%	to	2.20%	(1.31%)	to	(2.50%)
2023	561	$2.17	to	$1.41	$1,555	2.91%	1.00%	to	2.20%	10.33%	to	9.02%
2022	602	$1.97	to	$1.30	$1,522	2.32%	1.00%	to	2.20%	(26.79%)	to	(27.67%)
2021	671	$2.69	to	$1.79	$2,271	0.91%	1.00%	to	2.20%	25.53%	to	24.04%
2020	739	$2.14	to	$1.45	$2,002	3.29%	1.00%	to	2.20%	(6.33%)	to	(7.44%)
Frank Inc, Cl 2
2024	1,180	$2.32	to	$1.92	$3,806	5.11%	1.00%	to	2.25%	6.13%	to	4.81%
2023	1,295	$2.18	to	$1.83	$4,009	5.23%	1.00%	to	2.25%	7.55%	to	6.21%
2022	1,368	$2.03	to	$1.72	$3,938	4.86%	1.00%	to	2.25%	(6.42%)	to	(7.57%)
2021	1,516	$2.17	to	$1.86	$4,652	4.66%	1.00%	to	2.25%	15.59%	to	14.15%
2020	1,707	$1.88	to	$1.63	$4,513	5.95%	1.00%	to	2.25%	(0.30%)	to	(1.54%)

122	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Frank Mutual Shares, Cl 2
2024	4,717	$3.74	to	$2.29	$16,588	1.91%	1.00%	to	2.20%	10.16%	to	8.84%
2023	5,455	$3.40	to	$2.10	$17,443	1.87%	1.00%	to	2.20%	12.34%	to	11.00%
2022	6,023	$3.02	to	$1.89	$17,184	1.85%	1.00%	to	2.20%	(8.35%)	to	(9.44%)
2021	6,696	$3.30	to	$2.09	$20,910	2.84%	1.00%	to	2.20%	17.98%	to	16.57%
2020	7,637	$2.80	to	$1.79	$20,216	2.82%	1.00%	to	2.20%	(5.99%)	to	(7.11%)
Frank Rising Divd, Cl 2
2024	44	$4.03	to	$3.85	$193	1.01%	1.05%	to	2.20%	9.62%	to	8.36%
2023	45	$3.68	to	$3.55	$202	0.74%	1.05%	to	2.20%	10.91%	to	9.64%
2022	85	$3.32	to	$3.24	$323	0.80%	1.05%	to	2.20%	(11.51%)	to	(12.52%)
2021	86	$3.75	to	$3.70	$374	0.74%	1.05%	to	2.20%	25.47%	to	24.03%
2020	181	$2.99	to	$2.99	$608	1.20%	1.05%	to	2.20%	14.76%	to	13.45%
Frank Sm Cap Val, Cl 2
2024	533	$4.95	to	$5.41	$2,971	0.93%	1.00%	to	1.85%	10.59%	to	9.65%
2023	586	$4.48	to	$4.94	$2,936	0.52%	1.00%	to	1.85%	11.63%	to	10.69%
2022	652	$4.01	to	$4.46	$2,925	1.00%	1.00%	to	1.85%	(10.96%)	to	(11.71%)
2021	779	$4.50	to	$5.05	$3,920	1.02%	1.00%	to	1.85%	24.12%	to	23.07%
2020	904	$3.63	to	$4.10	$3,640	1.53%	1.00%	to	1.85%	4.14%	to	3.25%
Frank Sm Mid Cap Gro, Cl 2
2024	1,686	$3.33	to	$3.52	$5,302	—	1.00%	to	2.20%	9.93%	to	8.61%
2023	1,911	$3.03	to	$3.24	$5,467	—	1.00%	to	2.20%	25.48%	to	23.99%
2022	2,121	$2.42	to	$2.62	$4,815	—	1.00%	to	2.20%	(34.35%)	to	(35.13%)
2021	2,208	$3.68	to	$4.03	$7,599	—	1.00%	to	2.20%	8.92%	to	7.62%
2020	2,353	$3.38	to	$3.75	$7,463	—	1.00%	to	2.20%	53.55%	to	51.72%
GS VIT Intl Eq Insights, Inst
2024	4	$1.66	to	$1.23	$5	1.08%	1.40%	to	1.60%	4.65%	to	4.44%
2023	12	$1.58	to	$1.18	$17	2.71%	1.40%	to	1.60%	17.06%	to	16.83%
2022	13	$1.35	to	$1.01	$15	2.70%	1.40%	to	1.60%	(14.76%)	to	(14.93%)
2021	19	$1.59	to	$1.19	$25	2.86%	1.40%	to	1.60%	10.61%	to	10.39%
2020	19	$1.43	to	$1.08	$23	1.09%	1.40%	to	1.60%	5.33%	to	5.11%
GS VIT Mid Cap Val, Inst
2024	1,482	$4.10	to	$3.39	$9,103	0.96%	1.00%	to	2.25%	11.28%	to	9.89%
2023	1,748	$3.68	to	$3.09	$9,639	1.01%	1.00%	to	2.25%	10.31%	to	8.94%
2022	1,864	$3.34	to	$2.83	$9,385	0.65%	1.00%	to	2.25%	(10.88%)	to	(11.99%)
2021	2,280	$3.75	to	$3.22	$12,784	0.45%	1.00%	to	2.25%	29.65%	to	28.04%
2020	2,801	$2.89	to	$2.51	$12,025	0.63%	1.00%	to	2.25%	7.33%	to	5.99%
GS VIT Strategic Gro, Inst
2024	45	$5.42	to	$4.66	$222	—	1.40%	to	1.60%	30.52%	to	30.26%
2023	43	$4.15	to	$3.58	$162	—	1.40%	to	1.60%	39.98%	to	39.70%
2022	43	$2.97	to	$2.56	$117	—	1.40%	to	1.60%	(33.45%)	to	(33.59%)
2021	47	$4.46	to	$3.86	$192	—	1.40%	to	1.60%	20.23%	to	19.99%
2020	52	$3.71	to	$3.21	$175	0.09%	1.40%	to	1.60%	38.55%	to	38.28%
GS VIT U.S. Eq Insights, Inst
2024	427	$5.90	to	$4.88	$1,784	0.62%	1.00%	to	2.25%	27.04%	to	25.45%
2023	488	$4.64	to	$3.89	$1,614	0.68%	1.00%	to	2.25%	22.58%	to	21.06%
2022	531	$3.79	to	$3.21	$1,438	0.80%	1.00%	to	2.25%	(20.53%)	to	(21.52%)
2021	596	$4.77	to	$4.10	$2,042	0.80%	1.00%	to	2.25%	28.12%	to	26.53%
2020	650	$3.72	to	$3.24	$1,743	0.85%	1.00%	to	2.25%	16.37%	to	14.93%
Invesco VI Am Fran, Ser I
2024	675	$4.91	to	$4.43	$3,178	—	1.00%	to	1.80%	33.54%	to	32.47%
2023	734	$3.68	to	$3.35	$2,628	—	1.00%	to	1.80%	39.53%	to	38.42%
2022	811	$2.63	to	$2.42	$2,086	—	1.00%	to	1.80%	(31.80%)	to	(32.34%)
2021	901	$3.86	to	$3.57	$3,408	—	1.00%	to	1.80%	10.81%	to	9.93%
2020	1,027	$3.49	to	$3.25	$3,515	0.07%	1.00%	to	1.80%	40.94%	to	39.82%

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	123

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Am Fran, Ser II
2024	193	$4.75	to	$4.06	$857	—	1.00%	to	2.25%	33.22%		to	31.55%
2023	202	$3.57	to	$3.08	$677	—	1.00%	to	2.25%	39.20%		to	37.48%
2022	226	$2.56	to	$2.24	$547	—	1.00%	to	2.25%	(31.98%)		to	(32.82%)
2021	234	$3.77	to	$3.34	$837	—	1.00%	to	2.25%	10.54%		to	9.16%
2020	273	$3.41	to	$3.06	$888	—	1.00%	to	2.25%	40.58%		to	38.84%
Invesco VI American Value, Ser II
2024	3,806	$1.51	to	$1.44	$5,644	0.75%	1.00%	to	2.20%	28.80%		to	27.25%
2023	4,740	$1.17	to	$1.13	$5,479	0.37%	1.00%	to	2.20%	14.15%		to	12.79%
2022	5,407	$1.02	to	$1.00	$5,500	0.45%	1.00%	to	2.20%	(3.83%)		to	(4.97%)
2021	6,443	$1.07	to	$1.06	$6,843	0.33%	1.00%	to	2.20%	6.55	%(6)	to	5.67	%(6)
Invesco VI Cap Appr, Ser I
2024	144	$7.14	to	$7.14	$1,026	—	1.40%	to	1.40%	32.29%		to	32.29%
2023	161	$5.40	to	$5.40	$869	—	1.40%	to	1.40%	33.50%		to	33.50%
2022	179	$4.04	to	$4.04	$722	—	1.40%	to	1.40%	(31.74%)		to	(31.74%)
2021	187	$5.92	to	$5.92	$1,108	—	1.40%	to	1.40%	20.87%		to	20.87%
2020	201	$4.90	to	$4.90	$984	—	1.40%	to	1.40%	34.69%		to	34.69%
Invesco VI Cap Appr, Ser II
2024	1,709	$5.46	to	$4.62	$8,965	—	1.00%	to	2.25%	32.49%		to	30.83%
2023	2,147	$4.12	to	$3.53	$8,555	—	1.00%	to	2.25%	33.69%		to	32.04%
2022	2,609	$3.08	to	$2.67	$7,810	—	1.00%	to	2.25%	(31.65%)		to	(32.50%)
2021	2,685	$4.51	to	$3.96	$11,836	—	1.00%	to	2.25%	21.06%		to	19.56%
2020	3,101	$3.72	to	$3.31	$11,360	—	1.00%	to	2.25%	34.88%		to	33.21%
Invesco VI Comstock, Ser II
2024	4,902	$5.66	to	$3.50	$21,487	1.44%	1.00%	to	2.25%	13.71%		to	12.30%
2023	5,808	$4.98	to	$3.12	$22,698	1.55%	1.00%	to	2.25%	10.98%		to	9.61%
2022	6,422	$4.49	to	$2.84	$22,763	1.29%	1.00%	to	2.25%	(0.16%)		to	(1.39%)
2021	8,646	$4.49	to	$2.88	$30,832	1.56%	1.00%	to	2.25%	31.72%		to	30.08%
2020	11,141	$3.41	to	$2.22	$30,264	2.27%	1.00%	to	2.25%	(2.07%)		to	(3.29%)
Invesco VI Core Eq, Ser I
2024	1,349	$3.76	to	$3.24	$5,280	0.66%	1.00%	to	1.80%	24.35%		to	23.35%
2023	1,548	$3.03	to	$2.63	$4,927	0.72%	1.00%	to	1.80%	22.14%		to	21.17%
2022	1,773	$2.48	to	$2.17	$4,626	0.91%	1.00%	to	1.80%	(21.34%)		to	(21.96%)
2021	1,945	$3.15	to	$2.78	$6,450	0.64%	1.00%	to	1.80%	26.47%		to	25.46%
2020	2,477	$2.49	to	$2.21	$6,417	1.34%	1.00%	to	1.80%	12.72%		to	11.82%
Invesco VI Core Eq, Ser II
2024	12	$3.59	to	$3.07	$46	0.47%	1.00%	to	1.85%	24.03%		to	22.98%
2023	15	$2.90	to	$2.49	$45	0.49%	1.00%	to	1.85%	21.86%		to	20.84%
2022	15	$2.38	to	$2.06	$37	0.60%	1.00%	to	1.85%	(21.54%)		to	(22.20%)
2021	17	$3.03	to	$2.65	$53	0.45%	1.00%	to	1.85%	26.11%		to	25.05%
2020	19	$2.40	to	$2.12	$45	0.30%	1.00%	to	1.85%	12.44%		to	11.48%
Invesco VI Dis Mid Cap Gro, Ser I
2024	44	$1.64	to	$1.63	$72	—	1.40%	to	1.60%	22.49%		to	22.25%
2023	45	$1.34	to	$1.33	$60	—	1.40%	to	1.60%	11.58%		to	11.36%
2022	110	$1.20	to	$1.19	$132	—	1.40%	to	1.60%	(31.94%)		to	(32.08%)
2021	111	$1.76	to	$1.76	$196	—	1.40%	to	1.60%	17.44%		to	17.21%
2020	138	$1.50	to	$1.50	$208	0.06%	1.40%	to	1.60%	50.15	%(5)	to	49.95	%(5)
Invesco VI Dis Mid Cap Gro, Ser II
2024	199	$1.65	to	$1.56	$328	—	1.00%	to	2.25%	22.68%		to	21.15%
2023	275	$1.35	to	$1.29	$370	—	1.00%	to	2.25%	11.73%		to	10.35%
2022	416	$1.20	to	$1.16	$499	—	1.00%	to	2.25%	(31.82%)		to	(32.66%)
2021	418	$1.77	to	$1.73	$739	—	1.00%	to	2.25%	17.61%		to	16.15%
2020	499	$1.50	to	$1.49	$752	—	1.00%	to	2.25%	50.19	%(5)	to	48.91	%(5)

124	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI EQV Intl Eq, Ser I
2024	173	$2.95	to	$2.95	$511	1.71%	1.40%	to	1.40%	(0.79%)	to	(0.79%)
2023	183	$2.98	to	$2.98	$546	0.19%	1.40%	to	1.40%	16.51%	to	16.51%
2022	194	$2.56	to	$2.56	$495	1.70%	1.40%	to	1.40%	(19.44%)	to	(19.44%)
2021	204	$3.17	to	$3.17	$646	1.24%	1.40%	to	1.40%	4.42%	to	4.42%
2020	221	$3.04	to	$3.04	$672	2.37%	1.40%	to	1.40%	12.41%	to	12.41%
Invesco VI EQV Intl Eq, Ser II
2024	338	$1.89	to	$1.57	$460	1.50%	1.00%	to	2.25%	(0.66%)	to	(1.90%)
2023	389	$1.91	to	$1.60	$535	—	1.00%	to	2.25%	16.70%	to	15.25%
2022	459	$1.63	to	$1.39	$544	1.41%	1.00%	to	2.25%	(19.31%)	to	(20.32%)
2021	523	$2.02	to	$1.74	$774	1.04%	1.00%	to	2.25%	4.56%	to	3.26%
2020	582	$1.94	to	$1.69	$829	2.09%	1.00%	to	2.25%	12.61%	to	11.21%
Invesco VI Global, Ser I
2024	0	$6.38	to	$6.38	$1	—	1.40%	to	1.40%	14.44%	to	14.44%
2023	0	$5.58	to	$5.58	$1	0.23%	1.40%	to	1.40%	32.87%	to	32.87%
2022	0	$4.20	to	$4.20	$1	—	1.40%	to	1.40%	(32.71%)	to	(32.71%)
2021	0	$6.24	to	$6.24	$1	—	1.40%	to	1.40%	13.89%	to	13.89%
2020	0	$5.48	to	$5.48	$1	0.70%	1.40%	to	1.40%	25.86%	to	25.86%
Invesco VI Global, Ser II
2024	377	$5.12	to	$3.02	$1,835	—	1.00%	to	2.25%	14.63%	to	13.19%
2023	436	$4.46	to	$2.67	$1,856	—	1.00%	to	2.25%	33.11%	to	31.46%
2022	488	$3.35	to	$2.03	$1,562	—	1.00%	to	2.25%	(32.61%)	to	(33.45%)
2021	521	$4.98	to	$3.05	$2,503	—	1.00%	to	2.25%	14.03%	to	12.61%
2020	633	$4.36	to	$2.71	$2,655	0.45%	1.00%	to	2.25%	26.07%	to	24.50%
Invesco VI Gbl Strat Inc, Ser I
2024	26	$2.11	to	$2.11	$55	3.02%	1.40%	to	1.40%	1.72%	to	1.72%
2023	29	$2.07	to	$2.07	$59	—	1.40%	to	1.40%	7.38%	to	7.38%
2022	30	$1.93	to	$1.93	$58	—	1.40%	to	1.40%	(12.69%)	to	(12.69%)
2021	32	$2.21	to	$2.21	$70	4.59%	1.40%	to	1.40%	(4.75%)	to	(4.75%)
2020	36	$2.32	to	$2.32	$84	5.84%	1.40%	to	1.40%	1.96%	to	1.96%
Invesco VI Gbl Strat Inc, Ser II
2024	6,653	$1.95	to	$1.08	$10,712	2.66%	1.00%	to	2.25%	1.76%	to	0.49%
2023	7,090	$1.92	to	$1.08	$11,318	—	1.00%	to	2.25%	7.53%	to	6.19%
2022	7,936	$1.78	to	$1.01	$11,841	—	1.00%	to	2.25%	(12.59%)	to	(13.68%)
2021	9,231	$2.04	to	$1.17	$15,803	4.31%	1.00%	to	2.25%	(4.52%)	to	(5.72%)
2020	9,399	$2.14	to	$1.24	$16,947	5.39%	1.00%	to	2.25%	1.97%	to	0.71%
Invesco VI Gro & Inc, Ser II
2024	82	$5.17	to	$4.57	$385	1.17%	1.00%	to	1.85%	14.56%	to	13.59%
2023	102	$4.51	to	$4.02	$418	1.33%	1.00%	to	1.85%	11.29%	to	10.35%
2022	104	$4.05	to	$3.64	$384	1.25%	1.00%	to	1.85%	(6.94%)	to	(7.72%)
2021	119	$4.36	to	$3.95	$469	1.27%	1.00%	to	1.85%	26.91%	to	25.84%
2020	153	$3.43	to	$3.14	$481	1.87%	1.00%	to	1.85%	0.83%	to	(0.02%)
Invesco VI Hlth, Ser II
2024	15	$3.26	to	$2.70	$44	—	1.00%	to	2.25%	2.83%	to	1.55%
2023	16	$3.17	to	$2.66	$44	—	1.00%	to	2.25%	1.75%	to	0.49%
2022	16	$3.11	to	$2.64	$44	—	1.00%	to	2.25%	(14.40%)	to	(15.46%)
2021	16	$3.64	to	$3.13	$53	0.00%	1.00%	to	2.25%	10.93%	to	9.55%
2020	17	$3.28	to	$2.85	$49	0.08%	1.00%	to	2.25%	13.07%	to	11.66%
Invesco VI Main St, Ser I
2024	8	$4.15	to	$4.15	$32	—	1.40%	to	1.40%	21.92%	to	21.92%
2023	8	$3.40	to	$3.40	$27	0.86%	1.40%	to	1.40%	21.51%	to	21.51%
2022	8	$2.80	to	$2.80	$22	1.07%	1.40%	to	1.40%	(21.24%)	to	(21.24%)
2021	19	$3.55	to	$3.55	$66	0.71%	1.40%	to	1.40%	25.80%	to	25.80%
2020	19	$2.83	to	$2.83	$53	1.52%	1.40%	to	1.40%	12.36%	to	12.36%

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	125

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Mn St Mid Cap, Ser II
2024	191	$2.88	to	$2.75	$582	0.12%	1.05%	to	2.20%	15.56%	to	14.24%
2023	232	$2.50	to	$2.40	$615	0.04%	1.05%	to	2.20%	12.96%	to	11.67%
2022	262	$2.21	to	$2.15	$622	0.07%	1.05%	to	2.20%	(15.34%)	to	(16.31%)
2021	327	$2.61	to	$2.57	$923	0.25%	1.05%	to	2.20%	21.58%	to	20.19%
2020	388	$2.15	to	$2.14	$907	0.49%	1.05%	to	2.20%	7.80%	to	6.57%
Invesco VI Mn St Sm Cap, Ser II
2024	324	$5.92	to	$3.86	$1,852	—	1.00%	to	2.25%	11.28%	to	9.89%
2023	363	$5.32	to	$3.51	$1,910	0.88%	1.00%	to	2.25%	16.65%	to	15.20%
2022	438	$4.56	to	$3.05	$1,957	0.25%	1.00%	to	2.25%	(16.88%)	to	(17.91%)
2021	486	$5.48	to	$3.72	$2,658	0.17%	1.00%	to	2.25%	21.05%	to	19.54%
2020	581	$4.53	to	$3.11	$2,622	0.37%	1.00%	to	2.25%	18.45%	to	16.98%
Janus Henderson VIT Bal, Inst
2024	175	$6.74	to	$6.74	$1,179	2.05%	1.40%	to	1.40%	13.81%	to	13.81%
2023	192	$5.92	to	$5.92	$1,135	1.98%	1.40%	to	1.40%	13.81%	to	13.81%
2022	253	$5.20	to	$5.20	$1,313	1.24%	1.40%	to	1.40%	(17.56%)	to	(17.56%)
2021	271	$6.31	to	$6.31	$1,709	0.90%	1.40%	to	1.40%	15.57%	to	15.57%
2020	290	$5.46	to	$5.46	$1,584	1.73%	1.40%	to	1.40%	12.72%	to	12.72%
Janus Henderson VIT Enter, Serv
2024	259	$3.43	to	$2.36	$724	0.63%	1.15%	to	1.60%	14.00%	to	13.48%
2023	277	$3.01	to	$2.08	$684	0.09%	1.15%	to	1.60%	16.43%	to	15.91%
2022	306	$2.59	to	$1.80	$653	0.08%	1.15%	to	1.60%	(17.11%)	to	(17.48%)
2021	320	$3.12	to	$2.18	$820	0.24%	1.15%	to	1.60%	15.21%	to	14.69%
2020	332	$2.71	to	$1.90	$742	—	1.15%	to	1.60%	17.82%	to	17.29%
Janus Henderson VIT Gbl Res, Inst
2024	225	$4.45	to	$4.45	$1,000	0.75%	1.40%	to	1.40%	21.86%	to	21.86%
2023	242	$3.65	to	$3.65	$884	0.93%	1.40%	to	1.40%	25.02%	to	25.02%
2022	253	$2.92	to	$2.92	$738	1.05%	1.40%	to	1.40%	(20.53%)	to	(20.53%)
2021	261	$3.67	to	$3.67	$961	0.52%	1.40%	to	1.40%	16.45%	to	16.45%
2020	270	$3.15	to	$3.15	$850	0.73%	1.40%	to	1.40%	18.39%	to	18.39%
Janus Hend VIT Gbl Tech Innov, Srv
2024	51	$4.42	to	$3.73	$195	—	1.15%	to	1.60%	30.24%	to	29.65%
2023	53	$3.39	to	$2.87	$156	—	1.15%	to	1.60%	52.52%	to	51.84%
2022	69	$2.22	to	$1.89	$133	—	1.15%	to	1.60%	(37.84%)	to	(38.12%)
2021	76	$3.58	to	$3.06	$236	0.11%	1.15%	to	1.60%	16.40%	to	15.88%
2020	85	$3.07	to	$2.64	$230	—	1.15%	to	1.60%	49.01%	to	48.34%
Janus Henderson VIT Overseas, Serv
2024	85	$1.76	to	$1.53	$141	1.28%	1.40%	to	1.60%	4.10%	to	3.89%
2023	97	$1.69	to	$1.47	$154	1.41%	1.40%	to	1.60%	9.05%	to	8.83%
2022	116	$1.55	to	$1.36	$170	1.68%	1.40%	to	1.60%	(10.10%)	to	(10.28%)
2021	129	$1.73	to	$1.51	$209	1.05%	1.40%	to	1.60%	11.71%	to	11.49%
2020	728	$1.55	to	$1.35	$1,000	1.21%	1.40%	to	1.60%	14.41%	to	14.18%
Janus Henderson VIT Res, Serv
2024	429	$6.32	to	$5.23	$1,607	—	1.00%	to	2.25%	33.61%	to	31.94%
2023	534	$4.73	to	$3.97	$1,529	0.06%	1.00%	to	2.25%	41.39%	to	39.65%
2022	667	$3.35	to	$2.84	$1,367	—	1.00%	to	2.25%	(30.76%)	to	(31.62%)
2021	687	$4.83	to	$4.15	$2,042	0.02%	1.00%	to	2.25%	18.85%	to	17.38%
2020	774	$4.07	to	$3.54	$1,982	0.22%	1.00%	to	2.25%	31.26%	to	29.63%
Lazard Retire Intl Eq, Serv
2024	23	$1.61	to	$1.52	$36	2.89%	1.40%	to	1.60%	4.15%	to	3.94%
2023	23	$1.55	to	$1.46	$34	1.07%	1.40%	to	1.60%	14.27%	to	14.05%
2022	34	$1.36	to	$1.28	$45	3.70%	1.40%	to	1.60%	(16.19%)	to	(16.36%)
2021	32	$1.62	to	$1.53	$51	0.94%	1.40%	to	1.60%	4.36%	to	4.15%
2020	32	$1.55	to	$1.47	$49	2.36%	1.40%	to	1.60%	6.74%	to	6.52%

126	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
LVIP AC Disc Core Val, Std Cl II
2024	38	$4.27	to	$4.27	$162	1.26%	1.40%	to	1.40%	11.51%		to	11.51%
2023	45	$3.83	to	$3.83	$170	1.54%	1.40%	to	1.40%	7.15%		to	7.15%
2022	52	$3.57	to	$3.57	$185	1.76%	1.40%	to	1.40%	(13.95%)		to	(13.95%)
2021	58	$4.15	to	$4.15	$240	1.07%	1.40%	to	1.40%	21.93%		to	21.93%
2020	66	$3.40	to	$3.40	$223	1.93%	1.40%	to	1.40%	10.25%		to	10.25%
LVIP AC Inflation Prot, Serv Cl
2024	9,288	$1.42	to	$1.17	$12,094	3.63%	1.05%	to	2.20%	0.48%		to	(0.68%)
2023	9,493	$1.41	to	$1.18	$12,379	3.31%	1.05%	to	2.20%	2.32%		to	1.15%
2022	10,012	$1.38	to	$1.17	$12,834	4.91%	1.05%	to	2.20%	(13.98%)		to	(14.96%)
2021	12,004	$1.60	to	$1.37	$18,001	3.14%	1.05%	to	2.20%	5.16%		to	3.96%
2020	12,277	$1.53	to	$1.32	$17,608	1.34%	1.05%	to	2.20%	8.41%		to	7.17%
LVIP AC Intl, Serv Cl
2024	—	$1.72	to	$1.94	$3	1.36%	1.05%	to	2.20%	1.38%		to	0.22%
2023	—	$1.70	to	$1.94	$3	3.15%	1.05%	to	2.20%	11.25%		to	9.98%
2022	15	$1.52	to	$1.76	$29	1.31%	1.05%	to	2.20%	(25.64%)		to	(26.50%)
2021	15	$2.05	to	$2.40	$40	0.01%	1.05%	to	2.20%	7.47%		to	6.24%
2020	16	$1.91	to	$2.26	$41	0.38%	1.05%	to	2.20%	24.33%		to	22.93%
LVIP AC Mid Cap Val, Serv Cl
2024	27	$3.99	to	$3.31	$82	2.42%	1.00%	to	2.25%	7.44%		to	6.10%
2023	27	$3.72	to	$3.12	$77	2.18%	1.00%	to	2.25%	4.97%		to	3.67%
2022	27	$3.54	to	$3.01	$74	2.10%	1.00%	to	2.25%	(2.36%)		to	(3.58%)
2021	28	$3.63	to	$3.12	$81	1.02%	1.00%	to	2.25%	21.79%		to	20.29%
2020	30	$2.98	to	$2.59	$71	1.69%	1.00%	to	2.25%	0.10%		to	(1.14%)
LVIP AC Ultra, Serv Cl
2024	985	$8.04	to	$6.66	$6,349	—	1.00%	to	2.25%	27.33%		to	25.74%
2023	1,225	$6.32	to	$5.30	$6,242	—	1.00%	to	2.25%	41.85%		to	40.09%
2022	1,560	$4.45	to	$3.78	$5,638	—	1.00%	to	2.25%	(33.13%)		to	(33.96%)
2021	1,531	$6.66	to	$5.73	$8,330	—	1.00%	to	2.25%	21.77%		to	20.26%
2020	1,798	$5.47	to	$4.76	$8,073	—	1.00%	to	2.25%	48.07%		to	46.23%
LVIP AC Val, Serv Cl
2024	117	$3.72	to	$3.08	$385	2.84%	1.00%	to	2.25%	8.20%		to	6.84%
2023	105	$3.44	to	$2.88	$325	2.25%	1.00%	to	2.25%	7.94%		to	6.60%
2022	105	$3.18	to	$2.70	$303	1.94%	1.00%	to	2.25%	(0.69%)		to	(1.91%)
2021	108	$3.21	to	$2.76	$316	1.58%	1.00%	to	2.25%	23.05%		to	21.52%
2020	56	$2.61	to	$2.27	$138	2.21%	1.00%	to	2.25%	(0.17%)		to	(1.42%)
LVIP AC Val, Std Cl II
2024	44	$5.92	to	$5.92	$262	2.79%	1.40%	to	1.40%	7.95%		to	7.95%
2023	53	$5.48	to	$5.48	$288	2.38%	1.40%	to	1.40%	7.59%		to	7.59%
2022	57	$5.09	to	$5.09	$291	2.10%	1.40%	to	1.40%	(0.85%)		to	(0.85%)
2021	59	$5.14	to	$5.14	$301	1.75%	1.40%	to	1.40%	22.78%		to	22.78%
2020	61	$4.19	to	$4.19	$254	2.26%	1.40%	to	1.40%	(0.43%)		to	(0.43%)
LVIP Baron Gro Opp, Serv Cl
2024	8	$7.50	to	$6.00	$58	0.23%	1.40%	to	1.60%	3.97%		to	3.76%
2023	8	$7.21	to	$5.78	$57	—	1.40%	to	1.60%	16.17%		to	15.94%
2022	9	$6.21	to	$4.99	$50	—	1.40%	to	1.60%	(26.86%)		to	(27.00%)
2021	11	$8.49	to	$6.83	$90	—	1.40%	to	1.60%	17.07%		to	16.84%
2020	19	$7.25	to	$5.85	$129	—	1.40%	to	1.60%	32.22%		to	31.95%
LVIP JPM US Eq, Std Cl
2024	30	$7.68	to	$7.44	$226	0.51%	1.40%	to	1.60%	22.25%		to	22.01%
2023	36	$6.28	to	$6.10	$224	1.17%	1.40%	to	1.60%	15.68	%(7)	to	15.52	%(7)
MFS Inv Trust, Init Cl
2024	184	$4.39	to	$5.89	$751	0.72%	1.15%	to	1.80%	18.15%		to	17.38%
2023	239	$3.72	to	$5.02	$831	0.68%	1.15%	to	1.80%	17.62%		to	16.86%
2022	339	$3.16	to	$4.30	$996	0.67%	1.15%	to	1.80%	(17.44%)		to	(17.98%)
2021	365	$3.83	to	$5.24	$1,306	0.64%	1.15%	to	1.80%	25.37%		to	24.55%
2020	523	$3.05	to	$4.20	$1,494	0.64%	1.15%	to	1.80%	12.57%		to	11.83%

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	127

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MFS Inv Trust, Serv Cl
2024	206	$3.94	to	$4.24	$808	0.46%	1.15%	to	1.80%	17.85%	to	17.09%
2023	211	$3.35	to	$3.62	$703	0.48%	1.15%	to	1.80%	17.31%	to	16.55%
2022	214	$2.85	to	$3.11	$610	0.37%	1.15%	to	1.80%	(17.64%)	to	(18.17%)
2021	201	$3.46	to	$3.80	$696	0.42%	1.15%	to	1.80%	25.06%	to	24.25%
2020	201	$2.77	to	$3.06	$557	0.43%	1.15%	to	1.80%	12.30%	to	11.57%
MFS Mass Inv Gro Stock, Serv Cl
2024	608	$3.01	to	$2.68	$1,792	0.13%	1.00%	to	2.20%	14.83%	to	13.45%
2023	667	$2.62	to	$2.36	$1,738	0.05%	1.00%	to	2.20%	22.48%	to	21.02%
2022	704	$2.14	to	$1.95	$1,503	—	1.00%	to	2.20%	(20.25%)	to	(21.20%)
2021	748	$2.69	to	$2.48	$2,005	0.03%	1.00%	to	2.20%	24.41%	to	22.93%
2020	878	$2.16	to	$2.02	$1,896	0.22%	1.00%	to	2.20%	20.98%	to	19.54%
MFS New Dis, Init Cl
2024	77	$5.51	to	$3.14	$293	—	1.15%	to	1.60%	5.50%	to	5.02%
2023	83	$5.22	to	$2.99	$302	—	1.15%	to	1.60%	13.11%	to	12.60%
2022	98	$4.62	to	$2.66	$320	—	1.15%	to	1.60%	(30.56%)	to	(30.87%)
2021	105	$6.65	to	$3.84	$500	—	1.15%	to	1.60%	0.64%	to	0.18%
2020	121	$6.61	to	$3.83	$570	—	1.15%	to	1.60%	44.22%	to	43.57%
MFS New Dis, Serv Cl
2024	341	$3.93	to	$3.62	$1,334	—	1.00%	to	2.20%	5.37%	to	4.11%
2023	382	$3.73	to	$3.47	$1,428	—	1.00%	to	2.20%	13.12%	to	11.78%
2022	421	$3.29	to	$3.11	$1,391	—	1.00%	to	2.20%	(30.69%)	to	(31.52%)
2021	424	$4.75	to	$4.54	$2,034	—	1.00%	to	2.20%	0.56%	to	(0.64%)
2020	490	$4.73	to	$4.57	$2,335	—	1.00%	to	2.20%	44.14%	to	42.42%
MFS Research, Init Cl
2024	68	$4.47	to	$3.70	$298	0.60%	1.40%	to	1.60%	17.21%	to	16.98%
2023	71	$3.82	to	$3.17	$264	0.50%	1.40%	to	1.60%	20.72%	to	20.48%
2022	94	$3.16	to	$2.63	$292	0.49%	1.40%	to	1.60%	(18.36%)	to	(18.52%)
2021	97	$3.87	to	$3.23	$368	0.56%	1.40%	to	1.60%	23.07%	to	22.82%
2020	386	$3.15	to	$2.63	$1,060	0.71%	1.40%	to	1.60%	14.97%	to	14.74%
MFS Total Return, Init Cl
2024	9	$3.55	to	$3.46	$31	2.47%	1.15%	to	1.25%	6.51%	to	6.41%
2023	9	$3.33	to	$3.25	$30	2.06%	1.15%	to	1.25%	9.18%	to	9.08%
2022	9	$3.05	to	$2.98	$29	1.71%	1.15%	to	1.25%	(10.61%)	to	(10.70%)
2021	10	$3.41	to	$3.34	$34	1.81%	1.15%	to	1.25%	12.81%	to	12.70%
2020	10	$3.02	to	$2.96	$31	2.25%	1.15%	to	1.25%	8.56%	to	8.45%
MFS Total Return, Serv Cl
2024	3,841	$3.37	to	$2.09	$11,517	2.32%	1.00%	to	2.25%	6.38%	to	5.05%
2023	4,285	$3.17	to	$1.99	$12,156	1.82%	1.00%	to	2.25%	9.12%	to	7.78%
2022	4,719	$2.91	to	$1.84	$12,249	1.48%	1.00%	to	2.25%	(10.73%)	to	(11.84%)
2021	5,095	$3.26	to	$2.09	$14,880	1.62%	1.00%	to	2.25%	12.70%	to	11.30%
2020	5,541	$2.89	to	$1.88	$14,483	2.09%	1.00%	to	2.25%	8.43%	to	7.09%
MFS Utilities, Init Cl
2024	537	$5.32	to	$6.65	$2,168	2.31%	1.15%	to	1.80%	10.38%	to	9.66%
2023	569	$4.82	to	$6.07	$2,122	3.53%	1.15%	to	1.80%	(3.23%)	to	(3.85%)
2022	660	$4.98	to	$6.31	$2,612	2.46%	1.15%	to	1.80%	(0.40%)	to	(1.04%)
2021	656	$5.00	to	$6.38	$2,583	1.69%	1.15%	to	1.80%	12.79%	to	12.06%
2020	758	$4.43	to	$5.69	$2,698	2.44%	1.15%	to	1.80%	4.69%	to	4.01%
MFS Utilities, Serv Cl
2024	134	$6.60	to	$2.50	$803	2.09%	1.00%	to	2.25%	10.23%	to	8.85%
2023	154	$5.99	to	$2.29	$856	3.22%	1.00%	to	2.25%	(3.30%)	to	(4.50%)
2022	176	$6.19	to	$2.40	$1,016	2.13%	1.00%	to	2.25%	(0.52%)	to	(1.75%)
2021	186	$6.23	to	$2.44	$1,075	1.46%	1.00%	to	2.25%	12.69%	to	11.29%
2020	216	$5.53	to	$2.20	$1,108	2.26%	1.00%	to	2.25%	4.57%	to	3.27%

128	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MS VIF Dis, Cl II
2024	13	$5.16	to	$4.27	$59	—	1.00%	to	2.25%	40.31%	to	38.56%
2023	14	$3.68	to	$3.08	$45	—	1.00%	to	2.25%	42.70%	to	40.94%
2022	16	$2.58	to	$2.19	$36	—	1.00%	to	2.25%	(63.34%)	to	(63.79%)
2021	17	$7.03	to	$6.04	$106	—	1.00%	to	2.25%	(12.08%)	to	(13.17%)
2020	22	$7.99	to	$6.96	$156	—	1.00%	to	2.25%	149.54%	to	146.45%
PIMCO VIT All Asset, Advisor Cl
2024	289	$1.73	to	$1.43	$465	6.15%	1.00%	to	2.25%	2.54%	to	1.25%
2023	392	$1.68	to	$1.41	$615	2.82%	1.00%	to	2.25%	6.94%	to	5.62%
2022	412	$1.57	to	$1.34	$609	7.47%	1.00%	to	2.25%	(12.75%)	to	(13.81%)
2021	498	$1.80	to	$1.55	$850	10.84%	1.00%	to	2.25%	14.89%	to	13.46%
2020	587	$1.57	to	$1.37	$878	4.81%	1.00%	to	2.25%	6.82%	to	5.52%
Put VT Div Inc, Cl IA
2024	147	$2.65	to	$2.65	$389	6.32%	1.40%	to	1.40%	4.61%	to	4.61%
2023	154	$2.53	to	$2.53	$394	6.66%	1.40%	to	1.40%	3.55%	to	3.55%
2022	176	$2.44	to	$2.44	$436	7.03%	1.40%	to	1.40%	(3.42%)	to	(3.42%)
2021	183	$2.53	to	$2.53	$471	0.94%	1.40%	to	1.40%	(8.02%)	to	(8.02%)
2020	193	$2.75	to	$2.75	$533	7.88%	1.40%	to	1.40%	(2.14%)	to	(2.14%)
Put VT Div Inc, Cl IB
2024	61	$1.99	to	$1.99	$121	6.23%	1.40%	to	1.40%	4.29%	to	4.29%
2023	72	$1.91	to	$1.91	$136	6.21%	1.40%	to	1.40%	3.36%	to	3.36%
2022	83	$1.85	to	$1.85	$154	6.86%	1.40%	to	1.40%	(3.70%)	to	(3.70%)
2021	91	$1.92	to	$1.92	$174	0.65%	1.40%	to	1.40%	(8.24%)	to	(8.24%)
2020	96	$2.09	to	$2.09	$200	8.19%	1.40%	to	1.40%	(2.28%)	to	(2.28%)
Put VT Emerg Mkts Eq, Cl IB
2024	152	$1.42	to	$1.57	$201	1.45%	1.00%	to	1.40%	14.41%	to	13.95%
2023	170	$1.24	to	$1.38	$198	0.49%	1.00%	to	1.40%	10.48%	to	10.04%
2022	181	$1.12	to	$1.25	$194	—	1.00%	to	1.40%	(28.19%)	to	(28.48%)
2021	191	$1.56	to	$1.75	$286	0.48%	1.00%	to	1.40%	(5.14%)	to	(5.52%)
2020	191	$1.65	to	$1.86	$303	0.04%	1.00%	to	1.40%	26.66%	to	26.16%
Put VT Focused Intl Eq, Cl IA
2024	136	$2.70	to	$2.70	$366	1.86%	1.40%	to	1.40%	2.18%	to	2.18%
2023	142	$2.64	to	$2.64	$375	0.95%	1.40%	to	1.40%	17.90%	to	17.90%
2022	155	$2.24	to	$2.24	$346	2.09%	1.40%	to	1.40%	(19.13%)	to	(19.13%)
2021	161	$2.77	to	$2.77	$445	0.96%	1.40%	to	1.40%	11.28%	to	11.28%
2020	162	$2.49	to	$2.49	$404	0.40%	1.40%	to	1.40%	8.78%	to	8.78%
Put VT Global Hlth Care, Cl IB
2024	123	$5.62	to	$3.74	$589	0.48%	1.00%	to	2.20%	0.41%	to	(0.79%)
2023	150	$5.59	to	$3.77	$723	0.31%	1.00%	to	2.20%	8.05%	to	6.77%
2022	172	$5.18	to	$3.53	$767	0.41%	1.00%	to	2.20%	(5.62%)	to	(6.74%)
2021	227	$5.49	to	$3.78	$1,064	1.11%	1.00%	to	2.20%	18.22%	to	16.80%
2020	244	$4.64	to	$3.24	$970	0.50%	1.00%	to	2.20%	15.12%	to	13.75%
Put VT Hi Yield, Cl IA
2024	90	$3.97	to	$3.97	$355	5.84%	1.40%	to	1.40%	6.68%	to	6.68%
2023	93	$3.72	to	$3.72	$344	5.75%	1.40%	to	1.40%	10.74%	to	10.74%
2022	105	$3.36	to	$3.36	$351	5.40%	1.40%	to	1.40%	(12.60%)	to	(12.60%)
2021	108	$3.84	to	$3.84	$413	4.96%	1.40%	to	1.40%	3.74%	to	3.74%
2020	114	$3.70	to	$3.70	$420	6.14%	1.40%	to	1.40%	4.04%	to	4.04%
Put VT Hi Yield, Cl IB
2024	25	$2.84	to	$2.84	$72	5.95%	1.40%	to	1.40%	6.35%	to	6.35%
2023	30	$2.67	to	$2.67	$81	5.48%	1.40%	to	1.40%	10.58%	to	10.58%
2022	35	$2.42	to	$2.42	$85	5.31%	1.40%	to	1.40%	(12.83%)	to	(12.83%)
2021	39	$2.77	to	$2.77	$108	4.69%	1.40%	to	1.40%	3.52%	to	3.52%
2020	41	$2.68	to	$2.68	$110	5.73%	1.40%	to	1.40%	3.74%	to	3.74%

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	129

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Put VT Inc, Cl IB
2024	13	$1.96	to	$1.41	$23	5.25%	1.15%	to	1.80%	1.15%	to	0.48%
2023	14	$1.93	to	$1.41	$24	5.74%	1.15%	to	1.80%	3.50%	to	2.84%
2022	15	$1.87	to	$1.37	$26	5.72%	1.15%	to	1.80%	(14.80%)	to	(15.35%)
2021	16	$2.19	to	$1.62	$32	1.29%	1.15%	to	1.80%	(5.68%)	to	(6.29%)
2020	15	$2.33	to	$1.72	$31	4.83%	1.15%	to	1.80%	4.52%	to	3.84%
Put VT Intl Eq, Cl IB
2024	1,737	$2.19	to	$1.68	$2,863	2.19%	1.00%	to	2.20%	1.94%	to	0.72%
2023	1,976	$2.14	to	$1.67	$3,206	0.04%	1.00%	to	2.20%	17.33%	to	15.94%
2022	2,269	$1.83	to	$1.44	$3,168	1.55%	1.00%	to	2.20%	(15.62%)	to	(16.62%)
2021	2,435	$2.17	to	$1.73	$4,049	1.18%	1.00%	to	2.20%	7.74%	to	6.45%
2020	2,700	$2.01	to	$1.62	$4,175	1.64%	1.00%	to	2.20%	10.98%	to	9.65%
Put VT Intl Val, Cl IB
2024	—	$1.96	to	$1.96	$0	2.38%	1.40%	to	1.40%	3.74%	to	3.74%
2023	—	$1.89	to	$1.89	$0	1.48%	1.40%	to	1.40%	17.03%	to	17.03%
2022	—	$1.62	to	$1.62	$0	2.03%	1.40%	to	1.40%	(8.10%)	to	(8.10%)
2021	—	$1.76	to	$1.76	$0	1.99%	1.40%	to	1.40%	13.34%	to	13.34%
2020	—	$1.55	to	$1.55	$0	2.46%	1.40%	to	1.40%	2.50%	to	2.50%
Put VT Lg Cap Gro, Cl IA
2024	162	$3.83	to	$3.83	$623	0.09%	1.40%	to	1.40%	31.84%	to	31.84%
2023	172	$2.91	to	$2.91	$505	—	1.40%	to	1.40%	42.88%	to	42.88%
2022	186	$2.03	to	$2.03	$380	—	1.40%	to	1.40%	(31.33%)	to	(31.33%)
2021	194	$2.96	to	$2.96	$577	—	1.40%	to	1.40%	21.29%	to	21.29%
2020	194	$2.44	to	$2.44	$474	0.25%	1.40%	to	1.40%	37.16%	to	37.16%
Put VT Lg Cap Gro, Cl IB
2024	335	$3.76	to	$3.76	$1,258	—	1.40%	to	1.40%	31.54%	to	31.54%
2023	362	$2.85	to	$2.85	$1,035	—	1.40%	to	1.40%	42.47%	to	42.47%
2022	384	$2.00	to	$2.00	$770	—	1.40%	to	1.40%	(31.47%)	to	(31.47%)
2021	402	$2.92	to	$2.92	$1,177	—	1.40%	to	1.40%	20.95%	to	20.95%
2020	408	$2.42	to	$2.42	$987	0.04%	1.40%	to	1.40%	36.78%	to	36.78%
Put VT Lg Cap Val, Cl IA
2024	1,264	$2.22	to	$2.22	$2,812	1.29%	1.40%	to	1.40%	17.79%	to	17.79%
2023	1,337	$1.89	to	$1.89	$2,531	2.27%	1.40%	to	1.40%	14.32%	to	14.32%
2022	1,461	$1.65	to	$1.65	$2,416	1.68%	1.40%	to	1.40%	(4.21%)	to	(4.21%)
2021	1,579	$1.72	to	$1.72	$2,726	1.38%	1.40%	to	1.40%	25.85%	to	25.85%
2020	1,653	$1.37	to	$1.37	$2,269	2.01%	1.40%	to	1.40%	4.58%	to	4.58%
Put VT Lg Cap Val, Cl IB
2024	1,301	$2.25	to	$2.11	$2,862	1.11%	1.00%	to	1.85%	17.95%	to	16.95%
2023	1,483	$1.91	to	$1.80	$2,776	2.04%	1.00%	to	1.85%	14.52%	to	13.55%
2022	1,584	$1.67	to	$1.59	$2,602	1.48%	1.00%	to	1.85%	(4.09%)	to	(4.91%)
2021	1,596	$1.74	to	$1.67	$2,747	1.20%	1.00%	to	1.85%	26.04%	to	24.97%
2020	1,733	$1.38	to	$1.34	$2,366	1.75%	1.00%	to	1.85%	4.75%	to	3.88%
Put VT Research, Cl IB
2024	8	$5.91	to	$6.23	$49	0.41%	1.00%	to	1.85%	25.02%	to	23.95%
2023	9	$4.72	to	$5.03	$46	0.77%	1.00%	to	1.85%	27.58%	to	26.50%
2022	12	$3.70	to	$3.97	$45	0.57%	1.00%	to	1.85%	(18.10%)	to	(18.79%)
2021	15	$4.52	to	$4.89	$71	0.10%	1.00%	to	1.85%	22.90%	to	21.86%
2020	18	$3.68	to	$4.01	$70	0.59%	1.00%	to	1.85%	18.72%	to	17.73%
Put VT Sm Cap Val, Cl IB
2024	101	$2.66	to	$2.95	$304	0.98%	1.05%	to	2.20%	5.08%	to	3.87%
2023	201	$2.53	to	$2.84	$605	0.16%	1.05%	to	2.20%	22.46%	to	21.07%
2022	216	$2.07	to	$2.34	$533	0.17%	1.05%	to	2.20%	(13.89%)	to	(14.87%)
2021	241	$2.40	to	$2.75	$700	0.73%	1.05%	to	2.20%	38.44%	to	36.86%
2020	272	$1.73	to	$2.01	$576	1.06%	1.05%	to	2.20%	2.87%	to	1.70%

130	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Put VT Sus Leaders, Cl IA
2024	267	$10.98	to	$10.98	$2,934	0.38%	1.40%	to	1.40%	21.61%	to	21.61%
2023	288	$9.03	to	$9.03	$2,596	0.75%	1.40%	to	1.40%	24.67%	to	24.67%
2022	305	$7.24	to	$7.24	$2,205	0.83%	1.40%	to	1.40%	(23.79%)	to	(23.79%)
2021	328	$9.50	to	$9.50	$3,112	0.33%	1.40%	to	1.40%	22.12%	to	22.12%
2020	336	$7.78	to	$7.78	$2,617	0.64%	1.40%	to	1.40%	27.27%	to	27.27%
Put VT Sus Leaders, Cl IB
2024	475	$5.99	to	$5.05	$2,723	0.21%	1.00%	to	2.20%	21.79%	to	20.34%
2023	599	$4.92	to	$4.19	$2,826	0.52%	1.00%	to	2.20%	24.86%	to	23.37%
2022	650	$3.94	to	$3.40	$2,466	0.56%	1.00%	to	2.20%	(23.68%)	to	(24.59%)
2021	703	$5.16	to	$4.51	$3,511	0.14%	1.00%	to	2.20%	22.30%	to	20.85%
2020	805	$4.22	to	$3.73	$3,291	0.41%	1.00%	to	2.20%	27.62%	to	26.09%
Royce Micro-Cap, Invest Cl
2024	55	$6.72	to	$5.64	$336	—	1.40%	to	1.60%	12.08%	to	11.86%
2023	59	$6.00	to	$5.04	$319	—	1.40%	to	1.60%	17.14%	to	16.90%
2022	70	$5.12	to	$4.31	$320	—	1.40%	to	1.60%	(23.51%)	to	(23.66%)
2021	74	$6.69	to	$5.65	$445	—	1.40%	to	1.60%	28.17%	to	27.92%
2020	94	$5.22	to	$4.42	$440	—	1.40%	to	1.60%	22.07%	to	21.83%
Royce Sm-Cap, Invest Cl
2024	39	$6.91	to	$6.35	$263	1.14%	1.40%	to	1.60%	1.96%	to	1.75%
2023	46	$6.78	to	$6.24	$303	0.89%	1.40%	to	1.60%	24.18%	to	23.93%
2022	47	$5.46	to	$5.03	$251	0.39%	1.40%	to	1.60%	(10.45%)	to	(10.63%)
2021	51	$6.09	to	$5.63	$306	1.39%	1.40%	to	1.60%	27.03%	to	26.77%
2020	56	$4.80	to	$4.44	$265	0.93%	1.40%	to	1.60%	(8.44%)	to	(8.63%)
Temp Dev Mkts, Cl 2
2024	62	$3.10	to	$2.85	$179	3.76%	1.00%	to	1.35%	6.59%	to	6.22%
2023	82	$2.91	to	$2.68	$223	2.15%	1.00%	to	1.35%	11.51%	to	11.12%
2022	94	$2.61	to	$2.41	$229	2.62%	1.00%	to	1.35%	(22.75%)	to	(23.03%)
2021	95	$3.37	to	$3.13	$300	0.88%	1.00%	to	1.35%	(6.68%)	to	(7.00%)
2020	104	$3.61	to	$3.37	$354	4.15%	1.00%	to	1.35%	16.02%	to	15.61%
Temp Foreign, Cl 2
2024	1,277	$1.72	to	$2.15	$2,244	2.42%	1.00%	to	1.85%	(1.99%)	to	(2.82%)
2023	1,379	$1.75	to	$2.21	$2,501	3.22%	1.00%	to	1.85%	19.56%	to	18.55%
2022	1,570	$1.46	to	$1.86	$2,387	3.07%	1.00%	to	1.85%	(8.52%)	to	(9.30%)
2021	1,653	$1.60	to	$2.05	$2,766	1.82%	1.00%	to	1.85%	3.12%	to	2.25%
2020	1,839	$1.55	to	$2.01	$2,999	3.48%	1.00%	to	1.85%	(2.14%)	to	(2.97%)
Temp Global Bond, Cl 2
2024	3,842	$0.95	to	$0.79	$5,346	—	1.00%	to	2.25%	(12.26%)	to	(13.35%)
2023	3,832	$1.09	to	$0.91	$6,127	—	1.00%	to	2.25%	1.86%	to	0.60%
2022	4,102	$1.07	to	$0.90	$6,479	—	1.00%	to	2.25%	(5.89%)	to	(7.06%)
2021	5,109	$1.13	to	$0.97	$8,626	—	1.00%	to	2.25%	(5.94%)	to	(7.11%)
2020	4,758	$1.20	to	$1.05	$8,598	7.95%	1.00%	to	2.25%	(6.22%)	to	(7.39%)
Temp Gro, Cl 2
2024	91	$2.02	to	$1.67	$165	0.81%	1.00%	to	2.25%	4.35%	to	3.05%
2023	156	$1.94	to	$1.63	$267	3.32%	1.00%	to	2.25%	19.81%	to	18.32%
2022	166	$1.62	to	$1.37	$239	0.16%	1.00%	to	2.25%	(12.38%)	to	(13.47%)
2021	184	$1.85	to	$1.59	$302	1.14%	1.00%	to	2.25%	3.83%	to	2.54%
2020	246	$1.78	to	$1.55	$385	3.08%	1.00%	to	2.25%	4.74%	to	3.44%
Third Ave VST Third Ave Value
2024	55	$3.98	to	$4.11	$220	2.52%	1.40%	to	1.60%	(3.64%)	to	(3.83%)
2023	56	$4.13	to	$4.27	$232	2.36%	1.40%	to	1.60%	19.14%	to	18.90%
2022	58	$3.47	to	$3.59	$205	1.47%	1.40%	to	1.60%	14.50%	to	14.27%
2021	65	$3.03	to	$3.14	$200	0.70%	1.40%	to	1.60%	20.36%	to	20.12%
2020	69	$2.52	to	$2.62	$177	2.71%	1.40%	to	1.60%	(3.75%)	to	(3.94%)

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	131

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Aggr, Cl 2
2024	2,856	$2.75	to	$2.29	$7,461	—	1.00%	to	2.25%	12.07%	to	10.67%
2023	3,639	$2.45	to	$2.07	$8,543	—	1.00%	to	2.25%	16.06%	to	14.62%
2022	5,040	$2.11	to	$1.80	$10,226	—	1.00%	to	2.25%	(19.00%)	to	(20.00%)
2021	5,958	$2.61	to	$2.25	$14,972	—	1.00%	to	2.25%	14.61%	to	13.18%
2020	8,935	$2.28	to	$1.99	$19,699	—	1.00%	to	2.25%	13.84%	to	12.43%
VP Aggr, Cl 4
2024	23,194	$2.75	to	$2.29	$59,351	—	1.00%	to	2.25%	12.08%	to	10.68%
2023	27,355	$2.46	to	$2.07	$62,759	—	1.00%	to	2.25%	16.03%	to	14.59%
2022	31,593	$2.12	to	$1.80	$62,848	—	1.00%	to	2.25%	(19.00%)	to	(20.01%)
2021	35,239	$2.61	to	$2.26	$86,904	—	1.00%	to	2.25%	14.62%	to	13.20%
2020	40,297	$2.28	to	$1.99	$87,068	—	1.00%	to	2.25%	13.82%	to	12.40%
VP Conserv, Cl 2
2024	8,559	$1.39	to	$1.15	$11,218	—	1.00%	to	2.25%	3.38%	to	2.09%
2023	9,869	$1.34	to	$1.13	$12,557	—	1.00%	to	2.25%	7.39%	to	6.06%
2022	12,028	$1.25	to	$1.07	$14,301	—	1.00%	to	2.25%	(16.38%)	to	(17.42%)
2021	13,302	$1.49	to	$1.29	$18,961	—	1.00%	to	2.25%	1.79%	to	0.53%
2020	17,061	$1.47	to	$1.28	$24,007	—	1.00%	to	2.25%	8.22%	to	6.87%
VP Conserv, Cl 4
2024	25,864	$1.39	to	$1.15	$33,523	—	1.00%	to	2.25%	3.44%	to	2.15%
2023	30,356	$1.34	to	$1.13	$38,161	—	1.00%	to	2.25%	7.32%	to	5.99%
2022	36,585	$1.25	to	$1.07	$43,017	—	1.00%	to	2.25%	(16.33%)	to	(17.37%)
2021	44,394	$1.49	to	$1.29	$62,613	—	1.00%	to	2.25%	1.80%	to	0.53%
2020	51,800	$1.47	to	$1.28	$72,136	—	1.00%	to	2.25%	8.15%	to	6.81%
VP Man Risk, Cl 2
2024	217	$1.28	to	$1.17	$273	—	1.00%	to	2.25%	8.32%	to	6.97%
2023	249	$1.19	to	$1.10	$290	—	1.00%	to	2.25%	11.14%	to	9.77%
2022	300	$1.07	to	$1.00	$316	—	1.00%	to	2.25%	(18.21%)	to	(19.22%)
2021	356	$1.30	to	$1.24	$459	—	1.00%	to	2.25%	9.62%	to	8.26%
2020	314	$1.19	to	$1.14	$371	—	1.00%	to	2.25%	6.72%	to	5.40%
VP Man Risk US, Cl 2
2024	18	$1.46	to	$1.34	$26	—	1.00%	to	2.25%	10.59%	to	9.21%
2023	20	$1.32	to	$1.22	$27	—	1.00%	to	2.25%	13.41%	to	12.00%
2022	22	$1.17	to	$1.09	$26	—	1.00%	to	2.25%	(18.04%)	to	(19.06%)
2021	24	$1.42	to	$1.35	$35	—	1.00%	to	2.25%	12.21%	to	10.82%
2020	27	$1.27	to	$1.22	$35	—	1.00%	to	2.25%	8.70%	to	7.35%
VP Man Vol Conserv, Cl 2
2024	8,562	$1.18	to	$1.02	$9,459	—	1.00%	to	2.25%	3.27%	to	1.98%
2023	9,887	$1.14	to	$1.00	$10,635	—	1.00%	to	2.25%	6.80%	to	5.47%
2022	10,961	$1.07	to	$0.95	$11,073	—	1.00%	to	2.25%	(16.83%)	to	(17.86%)
2021	11,095	$1.28	to	$1.16	$13,538	—	1.00%	to	2.25%	1.61%	to	0.34%
2020	12,973	$1.26	to	$1.15	$15,714	—	1.00%	to	2.25%	7.05%	to	5.72%
VP Man Vol Conserv Gro, Cl 2
2024	20,292	$1.31	to	$1.13	$24,929	—	1.00%	to	2.25%	5.74%	to	4.42%
2023	23,720	$1.23	to	$1.09	$27,721	—	1.00%	to	2.25%	8.89%	to	7.54%
2022	28,273	$1.13	to	$1.01	$30,541	—	1.00%	to	2.25%	(17.89%)	to	(18.91%)
2021	32,135	$1.38	to	$1.25	$42,467	—	1.00%	to	2.25%	4.40%	to	3.11%
2020	35,403	$1.32	to	$1.21	$45,046	—	1.00%	to	2.25%	8.07%	to	6.72%
VP Man Vol Gro, Cl 2
2024	53,476	$1.60	to	$1.39	$80,977	—	1.00%	to	2.25%	10.86%	to	9.47%
2023	61,933	$1.44	to	$1.27	$85,008	—	1.00%	to	2.25%	13.46%	to	12.05%
2022	69,477	$1.27	to	$1.13	$84,426	—	1.00%	to	2.25%	(20.23%)	to	(21.22%)
2021	78,467	$1.59	to	$1.44	$120,065	—	1.00%	to	2.25%	10.78%	to	9.40%
2020	87,841	$1.44	to	$1.31	$121,965	—	1.00%	to	2.25%	10.19%	to	8.82%

132	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Man Vol Mod Gro, Cl 2
2024	108,234	$1.46	to	$1.27	$148,718	—	1.00%	to	2.25%	8.32%	to	6.96%
2023	126,249	$1.35	to	$1.19	$161,004	—	1.00%	to	2.25%	11.16%	to	9.78%
2022	143,791	$1.21	to	$1.08	$165,780	—	1.00%	to	2.25%	(18.97%)	to	(19.97%)
2021	162,991	$1.49	to	$1.35	$233,147	—	1.00%	to	2.25%	7.62%	to	6.28%
2020	182,920	$1.39	to	$1.27	$244,333	—	1.00%	to	2.25%	9.28%	to	7.92%
VP Mod, Cl 2
2024	94,186	$2.01	to	$1.67	$181,204	—	1.00%	to	2.25%	7.63%	to	6.29%
2023	106,741	$1.87	to	$1.58	$191,309	—	1.00%	to	2.25%	11.84%	to	10.45%
2022	121,163	$1.67	to	$1.43	$194,674	—	1.00%	to	2.25%	(17.44%)	to	(18.46%)
2021	132,830	$2.03	to	$1.75	$259,307	—	1.00%	to	2.25%	7.92%	to	6.58%
2020	150,475	$1.88	to	$1.64	$273,283	—	1.00%	to	2.25%	11.74%	to	10.36%
VP Mod, Cl 4
2024	291,166	$2.02	to	$1.68	$547,871	—	1.00%	to	2.25%	7.62%	to	6.28%
2023	345,071	$1.87	to	$1.58	$605,341	—	1.00%	to	2.25%	11.82%	to	10.43%
2022	396,064	$1.67	to	$1.43	$623,767	—	1.00%	to	2.25%	(17.41%)	to	(18.44%)
2021	452,165	$2.03	to	$1.75	$865,825	—	1.00%	to	2.25%	7.96%	to	6.62%
2020	508,831	$1.88	to	$1.64	$906,510	—	1.00%	to	2.25%	11.67%	to	10.28%
VP Mod Aggr, Cl 2
2024	13,658	$2.35	to	$1.96	$30,435	—	1.00%	to	2.25%	9.89%	to	8.52%
2023	16,669	$2.14	to	$1.80	$33,939	—	1.00%	to	2.25%	13.79%	to	12.38%
2022	19,680	$1.88	to	$1.60	$35,392	—	1.00%	to	2.25%	(18.41%)	to	(19.42%)
2021	25,188	$2.31	to	$1.99	$55,691	—	1.00%	to	2.25%	11.19%	to	9.81%
2020	31,308	$2.07	to	$1.81	$62,605	—	1.00%	to	2.25%	12.90%	to	11.50%
VP Mod Aggr, Cl 4
2024	62,575	$2.36	to	$1.96	$136,099	—	1.00%	to	2.25%	9.87%	to	8.50%
2023	72,302	$2.15	to	$1.81	$143,922	—	1.00%	to	2.25%	13.77%	to	12.36%
2022	86,561	$1.89	to	$1.61	$152,423	—	1.00%	to	2.25%	(18.38%)	to	(19.40%)
2021	101,715	$2.31	to	$1.99	$220,851	—	1.00%	to	2.25%	11.22%	to	9.83%
2020	121,398	$2.08	to	$1.82	$238,709	—	1.00%	to	2.25%	12.88%	to	11.48%
VP Mod Conserv, Cl 2
2024	13,230	$1.66	to	$1.38	$20,858	—	1.00%	to	2.25%	5.34%	to	4.03%
2023	15,883	$1.58	to	$1.33	$23,826	—	1.00%	to	2.25%	9.40%	to	8.05%
2022	19,163	$1.44	to	$1.23	$26,305	—	1.00%	to	2.25%	(16.92%)	to	(17.95%)
2021	21,920	$1.74	to	$1.50	$36,380	—	1.00%	to	2.25%	4.69%	to	3.39%
2020	25,092	$1.66	to	$1.45	$39,950	—	1.00%	to	2.25%	9.90%	to	8.54%
VP Mod Conserv, Cl 4
2024	34,566	$1.67	to	$1.39	$53,370	—	1.00%	to	2.25%	5.33%	to	4.02%
2023	41,087	$1.58	to	$1.33	$60,596	—	1.00%	to	2.25%	9.39%	to	8.03%
2022	48,643	$1.45	to	$1.23	$65,859	—	1.00%	to	2.25%	(16.94%)	to	(17.97%)
2021	55,536	$1.74	to	$1.50	$91,018	—	1.00%	to	2.25%	4.74%	to	3.43%
2020	65,124	$1.66	to	$1.45	$102,483	—	1.00%	to	2.25%	9.88%	to	8.52%
VP Ptnrs Core Eq, Cl 3
2024	205	$4.45	to	$3.68	$626	—	1.00%	to	2.25%	22.03%	to	20.50%
2023	277	$3.65	to	$3.06	$697	—	1.00%	to	2.25%	23.32%	to	21.79%
2022	334	$2.96	to	$2.51	$684	—	1.00%	to	2.25%	(18.25%)	to	(19.27%)
2021	393	$3.62	to	$3.11	$992	—	1.00%	to	2.25%	28.05%	to	26.46%
2020	545	$2.83	to	$2.46	$1,082	—	1.00%	to	2.25%	15.68%	to	14.24%
VP Ptnrs Sm Cap Val, Cl 3
2024	2,536	$3.72	to	$2.40	$8,115	—	1.00%	to	2.25%	6.75%	to	5.42%
2023	2,889	$3.49	to	$2.27	$8,768	—	1.00%	to	2.25%	10.16%	to	8.79%
2022	3,047	$3.17	to	$2.09	$8,464	—	1.00%	to	2.25%	(13.92%)	to	(14.99%)
2021	3,668	$3.68	to	$2.46	$11,935	—	1.00%	to	2.25%	22.65%	to	21.13%
2020	4,584	$3.00	to	$2.03	$12,234	—	1.00%	to	2.25%	3.08%	to	1.80%

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	133

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP US Flex Conserv Gro, Cl 2
2024	250	$1.34	to	$1.21	$328	—	1.00%	to	2.25%	8.32%	to	6.97%
2023	291	$1.24	to	$1.13	$354	—	1.00%	to	2.25%	10.12%	to	8.76%
2022	401	$1.12	to	$1.04	$442	—	1.00%	to	2.25%	(17.56%)	to	(18.59%)
2021	363	$1.36	to	$1.28	$488	—	1.00%	to	2.25%	6.43%	to	5.10%
2020	975	$1.28	to	$1.21	$1,243	—	1.00%	to	2.25%	4.82%	to	3.52%
VP US Flex Gro, Cl 2
2024	2,465	$1.76	to	$1.59	$4,287	—	1.00%	to	2.25%	15.98%	to	14.53%
2023	2,437	$1.51	to	$1.38	$3,656	—	1.00%	to	2.25%	15.64%	to	14.21%
2022	2,821	$1.31	to	$1.21	$3,668	—	1.00%	to	2.25%	(19.54%)	to	(20.53%)
2021	2,316	$1.63	to	$1.53	$3,748	—	1.00%	to	2.25%	14.35%	to	12.93%
2020	3,107	$1.42	to	$1.35	$4,405	—	1.00%	to	2.25%	3.76%	to	2.47%
VP US Flex Mod Gro, Cl 2
2024	1,621	$1.54	to	$1.39	$2,472	—	1.00%	to	2.25%	12.06%	to	10.66%
2023	1,572	$1.38	to	$1.26	$2,139	—	1.00%	to	2.25%	12.74%	to	11.34%
2022	1,469	$1.22	to	$1.13	$1,772	—	1.00%	to	2.25%	(18.35%)	to	(19.37%)
2021	1,916	$1.49	to	$1.40	$2,841	—	1.00%	to	2.25%	10.37%	to	8.99%
2020	1,751	$1.35	to	$1.29	$2,350	—	1.00%	to	2.25%	4.48%	to	3.18%
Wanger Acorn
2024	1,166	$4.06	to	$3.36	$4,700	—	1.00%	to	2.25%	13.04%	to	11.63%
2023	1,417	$3.59	to	$3.01	$5,089	—	1.00%	to	2.25%	20.53%	to	19.04%
2022	1,597	$2.98	to	$2.53	$4,790	—	1.00%	to	2.25%	(34.13%)	to	(34.94%)
2021	1,471	$4.52	to	$3.89	$6,733	0.74%	1.00%	to	2.25%	7.82%	to	6.48%
2020	1,908	$4.19	to	$3.65	$8,162	—	1.00%	to	2.25%	22.99%	to	21.47%
Wanger Intl
2024	1,549	$1.82	to	$1.50	$4,143	1.39%	1.00%	to	2.25%	(9.16%)	to	(10.30%)
2023	1,560	$2.00	to	$1.68	$4,634	0.32%	1.00%	to	2.25%	15.80%	to	14.36%
2022	1,751	$1.73	to	$1.47	$4,524	0.93%	1.00%	to	2.25%	(34.51%)	to	(35.32%)
2021	1,595	$2.64	to	$2.27	$6,319	0.55%	1.00%	to	2.25%	17.63%	to	16.17%
2020	1,966	$2.24	to	$1.95	$6,680	2.13%	1.00%	to	2.25%	13.23%	to	11.82%

(1)	The accumulation unit values and total returns are presented as a range of values based on the variable annuity contracts with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of values, based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 24, 2020.
(6)	New subaccount operations commenced on April 23, 2021.
(7)	New subaccount operations commenced on April 28, 2023.

134	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE COMPANY

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company and its subsidiaries (the “Company”) as of December 31, 2024 and 2023, and the related consolidated statements of income, of comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2024, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Valuation of market risk benefits

As described in Notes 2 and 12 to the consolidated financial statements, market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Market risk benefits include certain contract features on variable annuity products that provide minimum guarantees to contractholders. Market risk benefits are measured at fair value, at the individual contract level, using a non-option-based valuation approach or an option-based valuation approach, dependent upon the fee structure of the contract. The significant assumptions used by management to develop the fair value measurements of market risk benefits include utilization of guaranteed withdrawals, surrender rate, market volatility, nonperformance risk and mortality rate. As of December 31, 2024, the market risk benefits asset was $2,182 million and the market risk benefits liability was $1,263 million.

The principal considerations for our determination that performing procedures relating to the valuation of market risk benefits is a critical audit matter are (i) the significant judgment by management when developing the fair value estimate of the market risk benefits, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence related to management’s significant assumptions related to utilization of guaranteed withdrawals, surrender rate, market volatility, nonperformance risk and mortality rate (collectively, the significant market risk benefit assumptions), and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to market risk benefits, including controls over the reasonableness of the significant market risk benefit assumptions. These procedures also included, among others, (i) evaluating management’s process for developing the fair value estimate of the market risk benefits, (ii) testing, on a sample basis, the completeness and accuracy of data used in the estimate, and (iii) the involvement of professionals with specialized skill and knowledge to assist in evaluating the reasonableness of the significant market risk benefit assumptions based on industry knowledge and data as well as historical Company data and experience, and the continued appropriateness of unchanged assumptions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 20, 2025

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Company

CONSOLIDATED BALANCE SHEETS

(in millions, except share amounts)

December 31,	2024	2023
Assets
Investments:
Available-for-Sale:
Fixed maturities, at fair value (amortized cost: 2024, $23,127; 2023, $19,871; allowance for credit losses: 2024, $1; 2023, $2)	$22,259	$19,374
Mortgage loans, at amortized cost (allowance for credit losses: 2024, $10; 2023, $10)	1,797	1,725
Policy loans	982	912
Other investments (allowance for credit losses: 2024, nil; 2023, nil)	115	165
Total investments	25,153	22,176
Investments of consolidated investment entities, at fair value	2,387	2,099
Cash and cash equivalents	2,483	2,598
Cash of consolidated investment entities, at fair value	373	87
Market risk benefits	2,182	1,427
Reinsurance recoverables (allowance for credit losses: 2024, $20; 2023, $27)	4,046	4,284
Receivables	6,042	6,702
Receivables of consolidated investment entities, at fair value	31	28
Accrued investment income	216	176
Deferred acquisition costs	2,661	2,696
Other assets	10,482	6,977
Other assets of consolidated investment entities, at fair value	2	1
Separate account assets	75,576	74,634
Total assets	$131,634	$123,885

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$41,863	$37,535
Market risk benefits	1,263	1,762
Short-term borrowings	201	201
Long-term debt	500	500
Debt of consolidated investment entities, at fair value	2,429	2,155
Other liabilities	8,298	5,896
Other liabilities of consolidated investment entities, at fair value	314	45
Separate account liabilities	75,576	74,634
Total liabilities	130,444	122,728
Shareholder’s equity: Common stock, $30 par value; 100,000 shares authorized, issued and outstanding	3	3
Additional paid-in capital	2,466	2,466
Accumulated deficit	(400)	(618)
Accumulated other comprehensive income (loss), net of tax	(879)	(694)
Total shareholder’s equity	1,190	1,157
Total liabilities and shareholder’s equity	$131,634	$123,885

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF INCOME

(in millions)

Years Ended December 31,	2024	2023	2022
Revenues
Premiums	$472	$448	$306
Net investment income	1,546	1,304	827
Policy and contract charges	2,060	2,020	2,078
Other revenues	578	590	644
Net realized investment gains (losses)	(81)	(70)	(100)
Total revenues	4,575	4,292	3,755
Benefits and expenses
Benefits, claims, losses and settlement expenses	1,299	1,348	236
Interest credited to fixed accounts	616	654	665
Remeasurement (gains) losses of future policy benefit reserves	(44)	(20)	1
Change in fair value of market risk benefits	628	798	311
Amortization of deferred acquisition costs	234	239	241
Interest and debt expense	192	192	108
Other insurance and operating expenses	729	697	682
Total benefits and expenses	3,654	3,908	2,244
Pretax income (loss)	921	384	1,511
Income tax provision (benefit)	103	(10)	209
Net income	$818	$394	$1,302

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions)

Years Ended December 31,	2024	2023	2022

Net income	$818	$394	$1,302
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	(276)	509	(2,035)
Effect of changes in discount rate assumptions on certain long-duration contracts	153	(54)	861
Effect of changes in instrument-specific credit risk on market risk benefits	(62)	(65)	407
Total other comprehensive income (loss), net of tax	(185)	390	(767)
Total comprehensive income (loss)	$633	$784	$535

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

(in millions)

	Common Shares	Additional Paid-In Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2022	$3	$2,466	$(1,114)	$(317)	$1,038
Net income	—	—	1,302	—	1,302
Other comprehensive loss, net of tax	—	—	—	(767)	(767)
Cash dividends to Ameriprise Financial, Inc.	—	—	(600)	—	(600)

Balances at December 31, 2022	3	2,466	(412)	(1,084)	973
Net income	—	—	394	—	394
Other comprehensive income, net of tax	—	—	—	390	390
Cash dividends to Ameriprise Financial, Inc.	—	—	(600)	—	(600)

Balances at December 31, 2023	3	2,466	(618)	(694)	1,157
Net income	—	—	818	—	818
Other comprehensive loss, net of tax	—	—	—	(185)	(185)
Cash dividends to Ameriprise Financial, Inc.	—	—	(600)	—	(600)
Balances at December 31, 2024	$3	$2,466	$(400)	$(879)	$1,190

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

Years Ended December 31,	2024	2023	2022
Cash Flows from Operating Activities
Net income	$818	$394	$1,302
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	(195)	(205)	(201)
Deferred income tax (benefit) expense	404	100	154
Contractholder and policyholder charges, non-cash	(407)	(403)	(395)
Loss from equity method investments	28	26	48
Net realized investment (gains) losses	12	46	(3)
Impairments and provision for loan losses	(1)	(20)	91
Net losses (gains) of consolidated investment entities	(13)	23	17
Changes in operating assets and liabilities:
Deferred acquisition costs	35	63	62
Policyholder account balances, future policy benefits and claims, and market risk benefits, net	4,238	3,474	1,013
Derivatives, net of collateral	(1,669)	(666)	311
Reinsurance recoverables	89	100	84
Receivables	291	333	279
Accrued investment income	(40)	(31)	(21)
Current income tax, net	(15)	(323)	72
Other operating assets and liabilities of consolidated investment entities	1	(5)	2
Other, net	92	134	136
Net cash provided by (used in) operating activities	3,668	3,040	2,951

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	1,106	617	1,309
Maturities, sinking fund payments and calls	1,775	963	1,563
Purchases	(6,039)	(4,187)	(5,600)
Proceeds from sales, maturities and repayments of mortgage loans	123	118	141
Funding of mortgage loans	(196)	(74)	(124)
Proceeds from sales and collections of other investments	34	29	24
Purchase of other investments	(14)	(15)	(46)
Purchase of investments by consolidated investment entities	(1,125)	(427)	(961)
Proceeds from sales, maturities and repayments of investments by consolidated investment entities	1,117	643	615
Purchase of equipment and software	(10)	(10)	(13)
Change in policy loans, net	(70)	(65)	(13)
Cash paid for deposit receivable	(33)	(39)	(45)
Cash received for deposit receivable	592	774	550
Advance on line of credit to Ameriprise Financial, Inc.	(450)	(850)	(1,034)
Repayment from Ameriprise Financial, Inc. on line of credit	450	850	1,034
Cash paid for written options with deferred premiums	(57)	(59)	(619)
Cash received from written options with deferred premiums	22	43	204
Other, net	(1)	25	21
Net cash provided by (used in) investing activities	(2,776)	(1,664)	(2,994)

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	1,470	1,476	1,169
Net transfers from (to) separate accounts	(176)	(132)	(162)
Surrenders and other benefits	(1,765)	(2,102)	(1,459)
Proceeds from line of credit with Ameriprise Financial, Inc.	3	—	—
Payments on line of credit with Ameriprise Financial, Inc.	(3)	—	—
Cash paid for purchased options with deferred premiums	(148)	(53)	(197)
Cash received for purchased options with deferred premiums	229	251	378
Borrowings by consolidated investment entities	1,273	—	341
Repayments of debt by consolidated investment entities	(1,004)	(275)	(4)
Cash dividends to Ameriprise Financial, Inc.	(600)	(600)	(600)
Net cash provided by (used in) financing activities	(721)	(1,435)	(534)
Net increase (decrease) in cash and cash equivalents	171	(59)	(577)
Cash and cash equivalents at beginning of period	2,685	2,744	3,321
Cash and cash equivalents at end of period	$2,856	$2,685	$2,744

Supplemental Disclosures:
Income taxes paid (received), net	$(286)	$215	$(17)
Interest paid excluding consolidated investment entities	38	28	3
Interest paid by consolidated investment entities	176	177	75

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).

•

RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

•	RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. (“RTA”) and Columbia Cent CLO Advisors, LLC (“Columbia Cent”). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments. Columbia Cent provides asset management services to collateralized loan obligations (“CLOs”).

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest and variable interest entities (“VIEs”) in which it is the primary beneficiary (collectively, the “Company”). All intercompany transactions and balances have been eliminated in consolidation.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 16.

The Company evaluated events or transactions that occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. No subsequent events or transactions requiring recognition or disclosure were identified.

The Company’s operations constitute a single operating segment, and therefore a single reportable segment, as the chief operating decision maker (“CODM”) manages the business activities using information of the Company as a whole. As its CODM, the Company’s Chairman and President utilizes the Consolidated Statements of Income and its net income metric to allocate resources and assess performance of the Company. The accounting policies used to measure the profit and loss of the segment are the same as those described in Note 2.

The Company’s principal products are variable annuities, structured variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders.

Variable annuity contract purchasers can choose to add an optional guaranteed minimum death benefit (“GMDB”) rider to their contract.

The Company also offers payout annuities, term life insurance and disability income (“DI”) insurance.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

A VIE is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity’s losses, or the rights to receive the entity’s returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities.

Voting interest entities (“VOEs”) are those entities that do not qualify as a VIE. The Company consolidates VOEs in which it holds a greater than 50% voting interest. The Company generally accounts for entities using the equity method when it holds a greater than 20% but less than 50% voting interest or when the Company exercises significant influence over the entity. All other investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for using the measurement alternative method when the Company owns less than a 20% voting interest and does not exercise significant influence. Under the measurement alternative, the investment is recorded at the cost basis, less impairments, if any, plus or minus observable price changes of identical or similar investments of the same issuer.

RiverSource Life Insurance Company

A VIE is consolidated by the reporting entity that determines it has both:

•	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

•	the obligation to absorb potentially significant losses or the right to receive potentially significant benefits to the VIE.

All VIEs are assessed for consolidation under this framework. When evaluating entities for consolidation, the Company considers its contractual rights in determining whether it has the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In determining whether the Company has this power, it considers whether it is acting in a role that enables it to direct the activities that most significantly impact the economic performance of an entity or if it is acting in an agent role.

In determining whether the Company has the obligation to absorb potential significant losses of the VIE or the right to receive potential significant benefits from the VIE that could potentially be significant to the VIE, the Company considers an analysis of its rights to receive benefits such as investment returns and its obligation to absorb losses associated with any investment in the VIE in conjunction with other qualitative factors. Management and incentive fees that are at market and commensurate with the level of services provided, and where the Company does not hold other interests in the VIE that would absorb more than an insignificant amount of the VIE’s expected losses or receive more than an insignificant amount of the VIE’s expected residual returns, are not considered a variable interest and are excluded from the analysis.

The consolidation guidance has a scope exception for reporting entities with interests in registered money market funds which do not have an explicit support agreement.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and the recognition of credit losses or impairments, valuation of derivative instruments, litigation reserves, future policy benefits, market risk benefits, and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss) (“AOCI”), net of impacts to benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Consolidated Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (i.e., made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (loss) (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for credit losses with a related charge to Net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed

RiverSource Life Insurance Company

securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-Sale securities is recorded as earned in Accrued investment income. Available-for- Sale securities are generally placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. All previously accrued interest is reversed through Net investment income.

Other Investments

Other investments primarily reflect the Company’s interests in affordable housing partnerships and syndicated loans. Affordable housing partnerships are accounted for under the equity method.

Financing Receivables

Financing receivables are comprised of commercial loans, policy loans, and deposit receivables.

Commercial Loans

Commercial loans include commercial mortgage loans and syndicated loans and are recorded at amortized cost less the allowance for credit losses. Commercial mortgage loans are recorded within Mortgage loans and syndicated loans are recorded within Other investments. Commercial mortgage loans are loans on commercial properties that are originated by the Company. Syndicated loans represent the Company’s investment in loan syndications originated by unrelated third parties.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on commercial mortgage loans and syndicated loans is recorded in Net investment income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in Net investment income.

Deposit Receivables

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability related to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits made and any related embedded derivatives are included in Receivables. As amounts are received, consistent with the underlying contracts, deposit receivables are adjusted. Deposit receivables are accreted using the interest method and the accretion is reported in Other revenues.

See Note 7 for additional information on financing receivables.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased. The methods and information used to develop the allowance for credit losses for each class of financing receivable are discussed below.

Commercial Loans

The allowance for credit losses for commercial mortgage loans and syndicated loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data for each type of commercial loan is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on commercial mortgage loans and syndicated loans is recorded through provisions charged to Net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios, and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation

RiverSource Life Insurance Company

is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Deposit Receivables

The allowance for credit losses is calculated on an individual reinsurer basis. Deposit receivables are collateralized by underlying trust arrangements. Management evaluates the terms of the reinsurance and trust agreements, the nature of the underlying assets, and the potential for changes in the collateral value when considering the need for an allowance for credit losses.

Nonaccrual Loans

Commercial mortgage loans and syndicated loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for commercial mortgage loans and syndicated loans.

Loan Modifications

A loan is modified when the Company makes certain concessionary modifications to contractual terms such as principal forgiveness, interest rate reductions, other-than-insignificant payment delays, and/or term extensions in an attempt to make the loan more affordable to a borrower experiencing financial difficulties. Generally, performance prior to the modification or significant events that coincide with the modification are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the modification or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the commercial mortgage loan or syndicated loan is uncollectible. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. Factors used by the Company to determine whether all amounts due on syndicated loans will be collected, include but are not limited to the borrower’s financial condition, industry outlook, and internal risk ratings based on rating agency data and internal analyst expectations.

If it is determined that foreclosure on a commercial mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated costs to sell, if applicable. Upon foreclosure, the commercial mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned within Other assets.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums paid for traditional life, long term care (“LTC”) and DI insurance and life contingent payout annuities, net of the change in any prepaid reinsurance asset, are reported as a reduction of Premiums. Reinsurance recoveries are reported as components of Benefits, claims, losses and settlement expenses.

UL and VUL reinsurance premiums are reported as a reduction of Policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset and amortized based on estimated gross profits (“EGPs”) over the period the reinsurance policies are in force. Changes in the net cost of reinsurance are reflected as a component of Policy and contract charges.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within Reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the

RiverSource Life Insurance Company

Company’s data. Such differences include that the Company has no actual history of significant losses and that industry data may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change given the long-term nature of these receivables. In addition, the Company has a reinsurance protection agreement that provides credit protections for its reinsured LTC business. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to Benefits, claims, losses and settlement expenses.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within Policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Land, Buildings, Equipment and Software

Land, buildings, equipment and internally developed software are carried at cost less accumulated depreciation or amortization and are reflected within Other assets. The Company uses the straight-line method of depreciation and amortization over periods ranging from three to 39 years.

As of December 31, 2024 and 2023, land, buildings, equipment and software were $113 million and $117 million, net of accumulated depreciation of $258 million and $244 million as of December 31, 2024 and 2023, respectively. Depreciation and amortization expense for the years ended December 31, 2024, 2023 and 2022 was $14 million, $15 million and $13 million, respectively.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in Other assets or Other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments (“fair value hedges”) or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedges”).

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in AOCI and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of Net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in AOCI is reclassified to earnings over the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in AOCI are recognized in earnings immediately.

The equity component of indexed annuity, structured variable annuity and IUL obligations are considered embedded derivatives. Additionally, certain annuities contain guaranteed minimum accumulation benefits (“GMAB”) and guaranteed minimum withdrawal benefits (“GMWB”) provisions accounted for as market risk benefits.

RiverSource Life Insurance Company

See Note 14 for information regarding the Company’s fair value measurement of derivative instruments and Note 18 for the impact of derivatives on the Consolidated Statements of Income.

Market Risk Benefits

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Market risk benefits include certain contract features on variable annuity products that provide minimum guarantees to contractholders. Guarantees accounted for as market risk benefits include GMDB, guaranteed minimum income benefit (“GMIB”), GMWB and GMAB. If a contract contains multiple market risk benefits, those market risk benefits are bundled together as a single compound market risk benefit.

Market risk benefits are measured at fair value, at the individual contract level, using a non-option-based valuation approach or an option-based valuation approach dependent upon the fee structure of the contract. Changes in fair value are recognized in net income each period with the exception of the portion of the change in fair value due to a change in the instrument-specific credit risk, which is recognized in OCI.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to Ameriprise Financial’s advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The deferred acquisition costs (“DAC”) associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as write-offs. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, and variable annuity benefit utilization each quarter and, when assessed independently, each could impact the Company’s DAC balances. Unamortized DAC is reduced for actual experience in excess of expected experience.

The analysis of DAC balances and the corresponding amortization considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DAC is amortized on a constant-level basis for the grouped contracts over the expected contract term to approximate straight-line amortization. Contracts are grouped by contract type and issue year into cohorts consistent with the grouping used in estimating the associated liability for future policy benefits. DAC related to all long-duration product types (except for life contingent payout annuities) is grouped on a calendar-year annual basis for each legal entity. Further disaggregation is reported for any contracts that include an additional liability for death or other insurance benefit. DAC related to life contingent payout annuities is grouped on a calendar-year annual basis for each legal entity for policies issued prior to 2021 and on a quarterly basis for each legal entity thereafter.

DAC related to annuity products (including variable deferred annuities, structured variable annuities, fixed deferred annuities, and life contingent payout annuities) is amortized based on initial premium. DAC related to life insurance products (including UL insurance, VUL insurance, IUL insurance, term life insurance, and whole life insurance) is amortized based on original specified amount (i.e., face amount). DAC related to DI insurance is amortized based on original monthly benefit.

The accounting contract term for annuity products (except for life contingent payout annuities) is the projected accumulation period. Life contingent payout annuities are amortized over the period which annuity payments are expected to be paid. The accounting contract term for life insurance products is the projected life of the contract. DI insurance is amortized over the projected life of the contract, including the claim paying period.

Deferred Sales Inducement Costs

Deferred sales inducements are contract features that are intended to attract new customers or to persuade existing customers to keep their current policy. Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized on a constant level basis using the same methodology and assumptions used to amortize DAC. Deferred sales inducement costs (“DSIC”) is recorded in Other assets and amortization of DSIC is recorded in Benefits, claims, losses and settlement expenses.

RiverSource Life Insurance Company

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of, and Separate account liabilities represent the obligation to, the variable annuity contractholders and variable life insurance policyholders who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Consolidated Statements of Income. Separate account assets are recorded at fair value and Separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable and structured variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance products and life contingent payout annuity products.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, non-life contingent payout annuities, liabilities for guaranteed benefits associated with variable annuities (including structured variable annuities), and embedded derivatives for structured variable annuities, indexed annuities and IUL products.

Liabilities for fixed account values on variable annuities, structured variable annuities, fixed deferred annuities, and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges. The liability for non-life contingent payout annuities is recognized as the present value of future payments using the effective yield at inception of the contract.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined at the reporting date by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 10 for information regarding the liability for contracts with secondary guarantees. Liabilities for fixed deferred indexed annuity, structured variable annuity and IUL products are equal to the accumulation of host contract values, guaranteed benefits, and the fair value of embedded derivatives.

See Note 12 for information regarding variable annuity guarantees.

Embedded Derivatives

The fair value of embedded derivatives related to structured variable annuities, indexed annuities and IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is recorded in Policyholder account balances, future policy benefits and claims. See Note 14 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include cash flows related to unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI, LTC, and life contingent payout annuity policies as claims are incurred in the future. The claim liability (also referred to as disabled life reserve) is presented together as one liability for future policy benefits.

A liability for future policy benefits, which is the present value of estimated future policy benefits to be paid to or on behalf of policyholders and certain related expenses less the present value of estimated future net premiums to be collected from policyholders, is accrued as premium revenue is recognized. Expected insurance benefits are accrued over the life of the contract in proportion to premium revenue recognized (referred to as the net premium approach). The net premium ratio reflects cash flows from contract inception to contract termination (i.e., through the claim paying period) and cannot exceed 100%.

Assumptions utilized in the net premium approach, including mortality, morbidity, and terminations, are reviewed as part of experience studies at least annually or more frequently if suggested by evidence. Expense assumptions and actual expenses are updated within the net premium calculation consistent with other policyholder assumptions.

The updated cash flows used in the calculation are discounted using a forward rate curve. The discount rate represents an upper-medium-grade (i.e., low credit risk) fixed-income instrument yield (i.e., an A rating) that reflects the duration characteristics of the liability. Discount rates are locked in annually, at the end of each year for all products, except life contingent payout annuities, and calculated as the monthly average discount rate curves for the year. For life contingent payout annuities, the discount rates are locked in quarterly at the end of each quarter based on the average of the three months for the quarter.

RiverSource Life Insurance Company

The liability for future policy benefits will be updated for actual experience at least on an annual basis and concurrent with changes to cash flow assumptions. When net premiums are updated for cash flow changes, the estimated cash flows over the entire life of a group of contracts are updated using historical experience and updated future cash flow assumptions.

The revised net premiums are used to calculate an updated liability for future policy benefits as of the beginning of the reporting period, discounted at the original locked in rate (i.e., contract issuance rate). The updated liability for future policy benefits as of the beginning of the reporting period is then compared with the carrying amount of the liability as of that date prior to updating cash flow assumptions to determine the current period remeasurement gain or loss reflected in current period earnings. The revised net premiums are then applied as of the beginning of the quarter to calculate the benefit expense for the current reporting period.

The difference between the updated carrying amount of the liability for future policy benefits measured using the current discount rate assumption and the original discount rate assumption is recognized in OCI. The interest accretion rate remains the original discount rate used at contract issue date.

If the updating of cash flow assumptions results in the present value of future benefits and expenses exceeding the present value of future gross premiums, a charge to net income is recorded for the current reporting period such that net premiums are set equal to gross premiums. In subsequent periods, the liability for future policy benefits is accrued with net premiums set equal to gross premiums.

Contracts (except for life contingent payout annuities sold subsequent to December 31, 2020) are grouped into cohorts by contract type and issue year, as well as by legal entity and reportable segment. Life contingent payout annuities sold in periods beginning in 2021 are grouped into quarterly cohorts.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Deferred Profit Liability

For limited-payment products, gross premiums received in excess of net premiums are deferred at initial recognition as a deferred profit liability (“DPL”). Gross premiums are measured using assumptions consistent with those used in the measurement of the liability for future policy benefits, including discount rate, mortality, lapses and expenses.

The DPL is amortized and recognized as premium revenue in proportion to expected future benefit payments from annuity contracts. Interest is accreted on the balance of the DPL using the discount rate determined at contract issuance. The Company reviews and updates its estimate of cash flows from the DPL at the same time as the estimates of cash flows for the liability for future policy benefits. When cash flows are updated, the updated estimates are used to recalculate the DPL at contract issuance. The recalculated DPL as of the beginning of the current reporting period is compared to the carrying amount of the DPL as of the beginning of the current reporting period, and any difference is recognized as either a charge or credit to premium revenue.

DPL is recorded in Policyholder account balances, future policy benefits and claims and included as a reconciling item within Note 10.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using the same assumptions and factors used to amortize DAC. The unearned revenue liability is recorded in Other liabilities and the amortization is recorded in Policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded. The controlled group for which the Company is a member is an applicable corporation with regard to the corporate alternative minimum tax (“CAMT”) and is therefore required to compute the CAMT. In accordance with the tax sharing agreement, Ameriprise Financial will be liable for any CAMT liability and expense.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

RiverSource Life Insurance Company

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 20 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and life contingent payout annuities are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are generally calculated as a percentage of the fair value of assets held in separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges and cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed. These fees and charges are recorded in Policy and contract charges.

Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned. See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3. RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Segment Reporting — Improvements to Reportable Segment Disclosures

In November 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2023-07, Improvements to Reportable Segment Disclosures, updating reportable segment disclosure requirements in accordance with Topic 280, Segment Reporting (“Topic 280”), primarily through enhanced disclosures about significant segment expenses. In addition, the amendments enhance interim disclosure requirements, clarify circumstances in which an entity can disclose multiple segment measures of profit or loss and contain other disclosure requirements. The amendments also expand Topic 280 disclosures to public entities with one reportable segment. The amendments are effective for annual periods beginning after December 15, 2023, and interim periods beginning after December 15, 2024. The Company adopted the standard on January 1, 2024. The adoption of the standard did not have an impact on the Company’s consolidated financial condition and results of operations as the standard is disclosure-related only.

Future Adoption of New Accounting Standards

Income Taxes — Improvements to Income Tax Disclosures

In December 2023, the FASB issued ASU 2023-09, Improvements to Income Tax Disclosures, updating the accounting standards related to income tax disclosures, primarily focused on the disaggregation of income taxes paid and the rate reconciliation table. The standard is to be applied prospectively with an option for retrospective application and is effective for annual periods beginning after December 15, 2024, with early adoption permitted. The Company is assessing changes to the income tax-related disclosures resulting from the standard. The adoption of the standard will not have an impact on the Company’s consolidated financial condition and results of operations as the standard is disclosure-related only.

RiverSource Life Insurance Company

Expenses — Disaggregation of Income Statement Expenses

In November 2024, the FASB issued ASU 2024-03, Disaggregation of Income Statement Expenses, requiring public business entities to disclose disaggregated information about certain income statement expense line items. The disaggregated disclosures are required to be in the footnotes to the consolidated financial statements on an annual and interim basis. The standard is to be applied prospectively, with an option for retrospective application and is effective for annual periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption is permitted. The Company is assessing changes to footnote disclosures resulting from the standard. The adoption of the standard will not have an impact on the Company’s consolidated financial condition and results of operations as the standard is disclosure-related only.

4. REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Consolidated Statements of Income:

	Years Ended December 31,
(in millions)	2024	2023	2022
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$158	$152	$164
Unaffiliated	16	14	14
Total	174	166	178
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	41	39	42
Unaffiliated	19	17	18
	60	56	60
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	320	307	334
Unaffiliated	5	4	4
	325	311	338
Total	385	367	398
Total revenue from contracts with customers	559	533	576
Revenue from other sources(1)	4,016	3,759	3,179
Total revenues	$4,575	$4,292	$3,755

(1) Amounts primarily consist of revenue associated with insurance and annuity products and investment income from financial instruments.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and Contract Charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other Revenues

Administrative Fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other Fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The

RiverSource Life Insurance Company

affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $50 million and $49 million as of December 31, 2024 and 2023, respectively.

5.  VARIABLE INTEREST ENTITIES

The Company provides asset management services to CLOs which are considered to be VIEs that are sponsored by the Company. In addition, the Company invests in structured investments other than CLOs and certain affordable housing partnerships which are considered VIEs. The Company consolidates the CLOs if the Company is deemed to be the primary beneficiary. The Company has no obligation to provide financial or other support to the non-consolidated VIEs beyond its initial investment and existing future funding commitments, and the Company has not provided any additional support to these entities. The Company has unfunded commitments related to consolidated CLOs of $2 million and $24 million as of December 31, 2024 and 2023, respectively.

See Note 2 for further discussion of the Company’s accounting policy on consolidation.

Structured Investments

The Company invests in structured investments which are considered VIEs for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities and commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities.

Additionally, the Company invests in CLOs for which it is the sponsor. CLOs are asset backed financing entities collateralized by a pool of assets, primarily syndicated loans and, to a lesser extent, high-yield bonds. Multiple tranches of debt securities are issued by a CLO, offering investors various maturity and credit risk characteristics. The debt securities issued by the CLOs are non-recourse to the Company. The CLO’s debt holders have recourse only to the assets of the CLO. The assets of the CLOs cannot be used by the Company. Scheduled debt payments are based on the performance of the CLO’s collateral pool. The Company earns management fees from the CLOs based on the value of the CLO’s collateral pool and, in certain instances, may also receive incentive fees. The fee arrangement is at market and commensurate with the level of effort required to provide those services. The Company has invested in a portion of the unrated, junior subordinated notes and highly rated senior notes of certain CLOs. The Company consolidates certain CLOs where it is the primary beneficiary.

The Company’s maximum exposure to loss with respect to structured investments and non-consolidated CLOs is limited to its amortized cost. The Company classifies these investments as Available-for-Sale securities. See Note 6 for additional information on these investments.

Affordable Housing Partnerships and Other Real Estate Partnerships

The Company is a limited partner in affordable housing partnerships that qualify for government-sponsored low income housing tax credit programs and partnerships that invest in multi-family residential properties that were originally developed with an affordable housing component. The Company has determined it is not the primary beneficiary and therefore does not consolidate these partnerships.

A majority of the limited partnerships are VIEs. The Company’s maximum exposure to loss as a result of its investment in the VIEs is limited to the carrying value. The carrying value is reflected in Other investments and was $46 million and $70 million as of December 31, 2024 and 2023, respectively. The Company’s liability related to original purchase commitments not yet remitted to the VIEs was not material as of December 31, 2024 and 2023, respectively. The Company has not provided any additional support and is not contractually obligated to provide additional support to the VIEs beyond the funding commitments.

Fair Value of Assets and Liabilities

The Company categorizes its fair value measurements according to a three-level hierarchy. See Note 14 for the definition of the three levels of the fair value hierarchy.

RiverSource Life Insurance Company

The following tables present the balances of assets and liabilities held by consolidated investment entities measured at fair value on a recurring basis:

	December 31, 2024
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate debt securities	$—	$50	$—	$50
Common stocks	—	2	1	3
Syndicated loans	—	2,216	118	2,334
Total investments	—	2,268	119	2,387
Receivables	—	31	—	31
Other assets	—	2	—	2
Total assets at fair value	$—	$2,301	$119	$2,420
Liabilities
Debt(1)	$—	$2,429	$—	$2,429
Other liabilities	—	314	—	314
Total liabilities at fair value	$—	$2,743	$—	$2,743

	December 31, 2023
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate debt securities	$—	$40	$—	$40
Common stocks	—	5	—	5
Syndicated loans	—	1,991	63	2,054
Total investments	—	2,036	63	2,099
Receivables	—	28	—	28
Other assets	—	1	—	1
Total assets at fair value	$—	$2,065	$63	$2,128
Liabilities
Debt(1)	$—	$2,155	$—	$2,155
Other liabilities	—	45	—	45
Total liabilities at fair value	$—	$2,200	$—	$2,200

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.4 billion and $2.1 billion as of December 31, 2024 and 2023, respectively.

The following tables provide a summary of changes in Level 3 assets held by consolidated investment entities measured at fair value on a recurring basis:

(in millions)	Common Stocks		Syndicated Loans
Balance at January 1, 2024	$—		$63
Total gains (losses) included in:
Net income	(1	)(1)	(7	)(1)
Purchases	—		168
Sales	(1)		—
Settlements	—		(5)
Transfers into Level 3	4		103
Transfers out of Level 3	(1)		(204)
Balance at December 31, 2024	$1		$118
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2024	$—	(1)	$—	(1)

RiverSource Life Insurance Company

(in millions)	Syndicated Loans		Other Assets
Balance at January 1, 2023	$125		$1
Total gains (losses) included in:
Net income	(4	)(1)	—
Purchases	45		—
Sales	(10)		—
Settlements	(16)		—
Transfers into Level 3	122		—
Transfers out of Level 3	(199)		(1)
Balance at December 31, 2023	$63		$—
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2023	$(1	)(1)	$—

(in millions)	Common Stocks	Syndicated Loans		Other Assets
Balance at January 1, 2022	$—	$64		$3
Total gains (losses) included in:
Net income	—	(11	)(1)	—
Purchases	—	69		—
Sales	—	(4)		—
Settlements	—	(8)		—
Transfers into Level 3	2	218		1
Transfers out of Level 3	(2)	(203)		(3)
Balance at December 31, 2022	$—	$125		$1
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2022	$—	$(10	)(1)	$—

(1)	Included in Net investment income.

Securities and loans transferred from Level 3 primarily represent assets with fair values that are now obtained from a third-party pricing service with observable inputs or priced in active markets. Securities and loans transferred to Level 3 represent assets with fair values that are now based on a single non-binding broker quote.

All Level 3 measurements as of December 31, 2024 and 2023 were obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Determination of Fair Value Assets

Investments

The fair value of syndicated loans obtained from third-party pricing services using a market approach with observable inputs is classified as Level 2. The fair value of syndicated loans obtained from third-party pricing services with a single non-binding broker quote as the underlying valuation source is classified as Level 3. The underlying inputs used in non-binding broker quotes are not readily available to the Company. See Note 14 for a description of the Company’s determination of the fair value of corporate debt securities, common stocks and other investments.

Receivables

For receivables of the consolidated CLOs, the carrying value approximates fair value as the nature of these assets has historically been short-term and the receivables have been collectible. The fair value of these receivables is classified as Level 2.

Liabilities

Debt

The fair value of the CLOs’ assets, typically syndicated bank loans, is more observable than the fair value of the CLOs’ debt tranches for which market activity is limited and less transparent. As a result, the fair value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets and is classified as Level 2.

Other Liabilities

Other liabilities consist primarily of securities purchased but not yet settled by consolidated CLOs. The carrying value approximates fair value as the nature of these liabilities has historically been short-term. The fair value of these liabilities is classified as Level 2. Other liabilities also include accrued interest on CLO debt.

RiverSource Life Insurance Company

Fair Value Option

The Company has elected the fair value option for the financial assets and liabilities of the consolidated CLOs. Management believes that the use of the fair value option better matches the changes in fair value of assets and liabilities related to the CLOs.

The following table presents the fair value and unpaid principal balance of loans and debt for which the fair value option has been elected:

	December 31,
(in millions)	2024	2023
Syndicated loans
Unpaid principal balance	$2,406	$2,190
Excess unpaid principal over fair value	(72)	(136)
Fair value	$2,334	$2,054
Fair value of loans more than 90 days past due	$1	$—
Fair value of loans in nonaccrual status	1	13
Difference between fair value and unpaid principal of loans more than 90 days past due, loans in nonaccrual status or both	5	40
Debt
Unpaid principal balance	$2,633	$2,362
Excess unpaid principal over fair value	(204)	(207)
Carrying value(1)	$2,429	$2,155

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.4 billion and $2.1 billion as of December 31, 2024 and 2023, respectively.

During 2024, the Company launched two new CLOs that issued debt of $816 million in total.

Interest income from syndicated loans, bonds and structured investments is recorded based on contractual rates in Net investment income. Gains and losses related to changes in the fair value of investments are recorded in Net investment income and gains and losses on sales of investments are recorded in Net realized investment gains (losses). Interest expense on debt is recorded in Interest and debt expense with gains and losses related to changes in the fair value of debt recorded in Net investment income.

Total net gains (losses) recognized in Net investment income related to the changes in fair value of investments the Company owns in the consolidated CLOs where it has elected the fair value option and collateralized financing entity accounting were immaterial for the years ended December 31, 2024, 2023 and 2022.

Debt of the consolidated investment entities and the stated interest rates were as follows:

	Carrying Value		Weighted Average Interest Rate
	December 31,		December 31,
(in millions)	2024	2023	2024	2023
Debt of consolidated CLOs due 2030-2038	$2,429	$2,155	5.9%	6.6%

The debt of the consolidated CLOs has both fixed and floating interest rates, which range from nil to 14.8%. The interest rates on the debt of CLOs are weighted average rates based on the outstanding principal and contractual interest rates.

6.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2024
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$13,803	$199	$(709)	$—	$13,293
Residential mortgage backed securities	4,302	15	(278)	—	4,039
Commercial mortgage backed securities	2,211	3	(114)	—	2,100
State and municipal obligations	627	29	(19)	(1)	636
Asset backed securities	2,176	15	(8)	—	2,183
Foreign government bonds and obligations	7	—	—	—	7
U.S. government and agency obligations	1	—	—	—	1
Total	$23,127	$261	$(1,128)	$(1)	$22,259

RiverSource Life Insurance Company

	December 31, 2023
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$10,828	$405	$(497)	$(1)	$10,735
Residential mortgage backed securities	3,886	20	(264)	—	3,642
Commercial mortgage backed securities	2,784	6	(193)	—	2,597
State and municipal obligations	717	61	(19)	(1)	758
Asset backed securities	1,545	7	(21)	—	1,531
Foreign government bonds and obligations	12	—	—	—	12
U.S. government and agency obligations	99	—	—	—	99
Total	$19,871	$499	$(994)	$(2)	$19,374

As of December 31, 2024 and 2023, accrued interest of $208 million and $168 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in Accrued investment income.

As of December 31, 2024 and 2023, fixed maturity securities comprised approximately 88% and 87%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2024 and 2023, $497 million and $265 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2024			December 31, 2023
Ratings (in millions, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$4,416	$4,284	19%	$4,558	$4,337	22%
AA	4,455	4,256	19	3,961	3,799	20
A	2,689	2,650	12	2,213	2,279	12
BBB	11,279	10,786	49	8,813	8,633	44
Below investment grade	288	283	1	326	326	2
Total fixed maturities	$23,127	$22,259	100%	$19,871	$19,374	100%

As of December 31, 2024 and 2023, approximately 55% and 61%, respectively, of securities rated AA were GNMA, FNMA and FHLMC mortgage backed securities. As of December 31, 2024, the Company had holdings in Ameriprise Advisor Financing 2, LLC (“AAF 2”), an affiliate of the Company, totaling $567 million that was 48% of the Company’s total shareholder’s equity. During June of 2024, the Company invested $310 million in new asset backed securities issued by Ameriprise Installment Financing, LLC. The asset backed securities are collateralized by a portfolio of loans issued to advisors affiliated with AFS, an affiliated broker dealer. As of December 31, 2024, the fair value of these asset backed securities was $312 million which represents 26% of the Company’s total shareholder’s equity. Also, the Company had an additional 47 issuers with holdings totaling $8.7 billion that individually were between 10% and 27% of the Company’s total shareholder’s equity as of December 31, 2024. As of December 31, 2023, the Company had holdings in AAF 2 totaling $554 million that was 48% of the Company’s total shareholder’s equity. Also, the Company had an additional 34 issuers with holdings totaling $5.8 billion that individually were between 10% and 23% of the Company’s total shareholder’s equity as of December 31, 2023. There were no other holdings of any other issuer greater than 10% of the Company’s total shareholder’s equity as of December 31, 2024 and 2023.

RiverSource Life Insurance Company

The following tables summarize the fair value and gross unrealized losses on Available-for-Sale securities, aggregated by major investment type and the length of time that individual securities have been in a continuous unrealized loss position for which no allowance for credit losses has been recorded:

	December 31, 2024
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	275	$5,272	$(177)	277	$3,975	$(532)	552	$9,247	$(709)
Residential mortgage backed securities	75	1,245	(25)	189	1,633	(253)	264	2,878	(278)
Commercial mortgage backed securities	16	265	(5)	166	1,589	(109)	182	1,854	(114)
State and municipal obligations	20	56	(2)	44	133	(17)	64	189	(19)
Asset backed securities	6	57	(1)	15	73	(7)	21	130	(8)
Foreign government bonds and obligations	—	—	—	2	6	—	2	6	—
Total	392	$6,895	$(210)	693	$7,409	$(918)	1,085	$14,304	$(1,128)

	December 31, 2023
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	43	$410	$(8)	340	$4,735	$(489)	383	$5,145	$(497)
Residential mortgage backed securities	30	389	(4)	204	2,114	(260)	234	2,503	(264)
Commercial mortgage backed securities	20	264	(4)	196	2,062	(189)	216	2,326	(193)
State and municipal obligations	5	29	(1)	47	137	(18)	52	166	(19)
Asset backed securities	5	102	—	32	684	(21)	37	786	(21)
U.S. government and agency obligations	1	—	—	—	—	—	1	—	—
Foreign government bonds and obligations	—	—	—	2	6	—	2	6	—
Total	104	$1,194	$(17)	821	$9,738	$(977)	925	$10,932	$(994)

As part of the Company’s ongoing monitoring process, management determined that the increase in gross unrealized loss on its Available-for-Sale securities for which an allowance for credit losses has not been recognized during the year ended December 31, 2024 is primarily attributable to higher interest rates. The Company did not recognize these unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2024 and 2023, approximately 96% and 94%, respectively, of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

The following table presents a rollforward of the allowance for credit losses on Available-for-Sale securities:

(in millions)	Corporate Debt Securities	State and Municipal Obligations	Total
Balance at January 1, 2022	$—	$1	$1
Additions for which credit losses were not previously recorded	20	—	20
Additional increases (decreases) on securities that had an allowance recorded in a previous period	—	1	1
Balance at December 31, 2022	20	2	22
Additions for which credit losses were not previously recorded	1	—	1
Reductions for securities sold during the period (realized)	(20)	(1)	(21)
Balance at December 31, 2023	1	1	2
Reductions for securities sold during the period (realized)	(1)	—	(1)
Balance at December 31, 2024	$—	$1	$1

RiverSource Life Insurance Company

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in Net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Gross realized investment gains	$34	$11	$28
Gross realized investment losses	(46)	(57)	(25)
Credit reversals (losses)	1	20	(21)
Other impairments	—	(1)	(70)
Total	$(11)	$(27)	$(88)

Credit losses recorded during the year ended December 31, 2022 and subsequently reversed due to sale of the security during the year ended December 31, 2023 relate to a corporate debt security in the communications industry. Other impairments for the years ended December 31, 2023 and 2022 related to Available-for-Sale securities which the Company intended to sell.

See Note 19 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2024 were as follows:

(in millions)	Amortized Cost	Fair Value
Due within one year	$296	$294
Due after one year through five years	2,362	2,300
Due after five years through 10 years	5,507	5,216
Due after 10 years	6,273	6,127
	14,438	13,937
Residential mortgage backed securities	4,302	4,039
Commercial mortgage backed securities	2,211	2,100
Asset backed securities	2,176	2,183
Total	$23,127	$22,259

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of Net investment income:

	Years Ended December 31,
(in millions)	2024	2023	2022
Fixed maturities	$1,026	$830	$615
Mortgage loans	73	69	73
Other investments	473	431	159
	1,572	1,330	847
Less: investment expenses	26	26	20
Total	$1,546	$1,304	$827

Net realized investment gains (losses) are summarized as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Fixed maturities	$(11)	$(27)	$(88)
Mortgage loans	(1)	1	(1)
Other investments	(69)	(44)	(11)
Total	$(81)	$(70)	$(100)

7. FINANCING RECEIVABLES

Financing receivables are comprised of commercial loans, policy loans and deposit receivables. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

RiverSource Life Insurance Company

Allowance for Credit Losses

The following table presents a rollforward of the allowance for credit losses:

(in millions)	Commercial Loans
Balance at January 1, 2022	$12
Provisions	1
Charge-offs	(2)
Balance at December 31, 2022	11
Provisions	(1)
Balance at December 31, 2023	10
Provisions	—
Balance at December 31, 2024	$10

As of December 31, 2024 and 2023, accrued interest on commercial loans was $17 million and $15 million, respectively, and is recorded in Accrued investment income and excluded from the amortized cost basis of commercial loans.

Purchases and Sales

During the years ended December 31, 2024, 2023 and 2022, the Company purchased $3 million, $1 million and $42 million, respectively, of syndicated loans, and sold $2 million, $1 million and nil, respectively, of syndicated loans.

The Company has not acquired any loans with deteriorated credit quality as of the acquisition date.

Credit Quality Information

There were no nonperforming loans as of both December 31, 2024 and 2023. All loans were considered to be performing.

Commercial Loans

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review.

Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates when credit risk changes. Commercial mortgage loans which management has assigned its highest risk rating were less than 1% of total commercial mortgage loans as of both December 31, 2024 and 2023. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. There were no commercial mortgage loans past due as of both December 31, 2024 and 2023.

The tables below present the amortized cost basis of commercial mortgage loans by year of origination and loan-to-value ratio:

	December 31, 2024
Loan-to-Value Ratio (in millions)	2024	2023	2022	2021	2020	Prior	Total
> 100%	$—	$—	$—	$—	$—	$15	$15
80% - 100%	—	—	—	—	10	48	58
60% - 80%	83	39	13	9	6	121	271
40% - 60%	87	22	39	67	37	338	590
< 40%	13	7	47	94	46	666	873
Total	$183	$68	$99	$170	$99	$1,188	$1,807

	December 31, 2023
Loan-to-Value Ratio (in millions)	2023	2022	2021	2020	2019	Prior	Total
> 100%	$—	$—	$—	$—	$2	$20	$22
80% - 100%	—	—	—	2	11	49	62
60% - 80%	55	26	6	14	40	102	243
40% - 60%	7	46	129	49	65	343	639
< 40%	7	31	43	37	71	580	769
Total	$69	$103	$178	$102	$189	$1,094	$1,735

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type. For the year ended December 31, 2024, write-offs of commercial mortgage loans were not material.

RiverSource Life Insurance Company

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31,		December 31,
(in millions)	2024	2023	2024	2023
East North Central	$177	$180	10%	10%
East South Central	40	47	2	3
Middle Atlantic	118	97	7	6
Mountain	149	130	8	8
New England	24	21	1	1
Pacific	602	595	33	34
South Atlantic	477	452	26	26
West North Central	117	105	7	6
West South Central	103	108	6	6
Total	$1,807	$1,735	100%	100%

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31,		December 31,
(in millions)	2024	2023	2024	2023
Apartments	$494	$454	27%	26%
Hotel	33	13	2	1
Industrial	337	293	19	17
Mixed use	58	54	3	3
Office	208	230	12	13
Retail	533	546	29	32
Other	144	145	8	8
Total	$1,807	$1,735	100%	100%

Syndicated Loans

The investment in syndicated loans as of December 31, 2024 and 2023 was $36 million and $57 million, respectively. The Company’s syndicated loan portfolio is diversified across industries and issuers. There were no syndicated loans past due as of both December 31, 2024 and 2023. The Company assigns an internal risk rating to each syndicated loan in its portfolio ranging from 1 through 5, with 5 reflecting the lowest quality. For the year ended December 31, 2024, write-offs of syndicated loans were not material.

The tables below present the amortized cost basis of syndicated loans by origination year and internal risk rating:

	December 31, 2024
Internal Risk Rating (in millions)	2024	2023	2022	2021	2020	Prior	Total
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	—	—	4	—	—	4
Risk 2	10	1	—	1	—	5	17
Risk 1	11	1	—	2	1	—	15
Total	$21	$2	$—	$7	$1	$5	$36

	December 31, 2023
Internal Risk Rating (in millions)	2023	2022	2021	2020	2019	Prior	Total
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	—	7	—	1	1	9
Risk 2	6	1	9	2	6	—	24
Risk 1	6	2	9	1	5	1	24
Total	$12	$3	$25	$3	$12	$2	$57

RiverSource Life Insurance Company

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Deposit Receivables

Deposit receivables were $5.8 billion and $6.5 billion as of December 31, 2024 and 2023, respectively. Deposit receivables are collateralized by the fair value of the assets held in trusts. Based on management’s evaluation of the collateral value relative to the deposit receivables, the allowance for credit losses for deposit receivables was not material as of both December 31, 2024 and 2023.

Modifications with Borrowers Experiencing Financial Difficulty

Modifications of financing receivables with borrowers experiencing financial difficulty by the Company were not material for the years ended December 31, 2024 and 2023.

8.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The following tables summarize the balances of and changes in DAC:

(in millions)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Universal Life Insurance	Variable Universal Life Insurance

Balance at January 1, 2024	$1,481	$208	$35	$5	$110	$534
Capitalization of acquisition costs	24	98	—	—	—	64
Amortization	(117)	(30)	(7)	(1)	(7)	(45)
Balance at December 31, 2024	$1,388	$276	$28	$4	$103	$553

(in millions)	Indexed Universal Life Insurance	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products

Balance at January 1, 2024	$223	$2	$6	$17	$75	$2,696
Capitalization of acquisition costs	3	—	5	2	3	199
Amortization	(16)	—	(1)	(2)	(8)	(234)
Balance at December 31, 2024	$210	$2	$10	$17	$70	$2,661

(in millions)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Universal Life Insurance	Variable Universal Life Insurance

Balance at January 1, 2023	$1,582	$149	$45	$6	$118	$521
Capitalization of acquisition costs	23	83	—	—	—	57
Amortization	(124)	(24)	(10)	(1)	(8)	(44)
Balance at December 31, 2023	$1,481	$208	$35	$5	$110	$534

(in millions)	Indexed Universal Life Insurance	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products

Balance at January 1, 2023	$236	$3	$2	$18	$79	$2,759
Capitalization of acquisition costs	4	—	4	1	4	176
Amortization	(17)	(1)	—	(2)	(8)	(239)
Balance at December 31, 2023	$223	$2	$6	$17	$75	$2,696

The following tables summarize the balances of and changes in DSIC:

(in millions)	Variable Annuities	Fixed Annuities	Total, All Products

Balance at January 1, 2024	$134	$12	$146
Amortization	(13)	(2)	(15)
Balance at December 31, 2024	$121	$10	$131

(in millions)	Variable Annuities	Fixed Annuities	Total, All Products

Balance at January 1, 2023	$149	$16	$165
Amortization	(15)	(4)	(19)
Balance at December 31, 2023	$134	$12	$146

RiverSource Life Insurance Company

9.  REINSURANCE

The Company reinsures a portion of its insurance risks through reinsurance agreements with unaffiliated reinsurance companies. The Company reinsures 100% of its insurance risk associated with its life contingent payout annuity policies in force as of June 30, 2021 through a reinsurance agreement with Global Atlantic Financial Group’s subsidiary Commonwealth Annuity and Life Insurance Company. Policies issued on or after July 1, 2021 and policies issued by RiverSource Life of NY are not subject to this reinsurance agreement.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2001 (RiverSource Life of NY began in 2002) and new individual UL and VUL insurance policies beginning in 2002 (2003 for RiverSource Life of NY). Policies issued prior to these dates are not subject to these same reinsurance levels.

For IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability. Similarly, the Company reinsures 50% of the death benefit and morbidity liabilities related to its UL product with LTC benefits.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. (“Genworth”) and retains the remaining risk. For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only, which are about 90% of the total RiverSource Life of NY in force policies. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states starting in 2007 (2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold prior to 2007 (2010 for RiverSource Life of NY). The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2024 and 2023, traditional life and UL insurance policies in force were $198.1 billion and $198.8 billion, respectively, of which $143.5 billion and $144.7 billion as of December 31, 2024 and 2023 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Direct premiums	$696	$674	$530
Reinsurance ceded	(224)	(226)	(224)
Net premiums	$472	$448	$306

Policy and contract charges are presented on the Consolidated Statements of Income net of $188 million, $180 million and $165 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2024, 2023 and 2022, respectively.

The amount of claims recovered through reinsurance on all contracts was $466 million, $438 million and $435 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Reinsurance recoverables include approximately $2.6 billion and $2.8 billion related to LTC risk ceded to Genworth as of December 31, 2024 and 2023, respectively.

Policyholder account balances, future policy benefits and claims include $351 million and $376 million related to previously assumed reinsurance arrangements as of December 31, 2024 and 2023, respectively.

RiverSource Life Insurance Company

10.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS

Policyholder account balances, future policy benefits and claims consisted of the following:

(in millions)	December 31, 2024	December 31, 2023
Policyholder account balances
Policyholder account balances	$32,542	$27,947
Future policy benefits
Reserve for future policy benefits	7,418	7,763
Deferred profit liability	118	81
Additional liabilities for insurance guarantees	1,389	1,321
Other insurance and annuity liabilities	192	213
Total future policy benefits	9,117	9,378
Policy claims and other policyholders’ funds	204	210
Total policyholder account balances, future policy benefits and claims	$41,863	$37,535

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain a GMDB. The Company previously offered contracts with GMAB, GMWB, and GMIB provisions. See Note 2 and Note 12 for information regarding the Company’s variable annuity guarantees. See Note 14 and Note 18 for additional information regarding the Company’s derivative instruments used to hedge risks related to these guarantees.

Structured Variable Annuities

Structured variable annuities provide contractholders the option to allocate a portion of their account value to an indexed account held in a non-insulated separate account with the contractholder’s rate of return, which may be positive or negative, tied to selected indices. The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value. The Company hedges the equity and interest rate risk related to the indexed account with freestanding derivative instruments.

Fixed Annuities

Fixed annuities include deferred, payout and fixed deferred indexed annuity contracts. In 2020, the Company discontinued sales of fixed deferred and fixed deferred indexed annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

The Company’s fixed index annuity product is a fixed annuity that includes an indexed account. The rate of interest credited above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap). The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value.

See Note 18 for additional information regarding the Company’s derivative instruments used to hedge the risk related to indexed accounts.

Insurance Liabilities

UL policies accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion of their account balance to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest for funds allocated by a contractholder to the indexed account is linked to the performance of the specific index for the indexed account (subject to stated account parameters, which include a cap and floor, or a spread). The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with freestanding derivative instruments. See Note 18 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

RiverSource Life Insurance Company

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims, unpaid reported claims and claim adjustment expenses.

The balances of and changes in policyholder account balances were as follows:

(in millions, except percentages)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities

Balance at January 1, 2024	$4,173	$10,742	$5,982	$307	$444
Contract deposits	56	4,005	39	—	101
Policy charges	(14)	(3)	—	—	—
Surrenders and other benefits	(628)	(383)	(856)	(16)	(110)
Net transfer from (to) separate account liabilities	(32)	—	—	—	—
Variable account index-linked adjustments	—	1,968	—	—	—
Interest credited	125	1	204	14	12
Balance at December 31, 2024	$3,680	$16,330	$5,369	$305	$447
Weighted-average crediting rate	3.3%	1.9%	3.7%	2.0%	N/A
Cash surrender value(1)	$3,658	$15,467	$5,365	$279	N/A

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products

Balance at January 1, 2024	$1,474	$1,569	$2,755	$501	$27,947
Contract deposits	117	333	181	—	4,832
Policy charges	(173)	(93)	(124)	—	(407)
Surrenders and other benefits	(62)	(80)	(79)	(52)	(2,266)
Net transfer from (to) separate account liabilities	—	(145)	—	—	(177)
Variable account index-linked adjustments	—	—	—	—	1,968
Interest credited	49	63	161	16	645
Balance at December 31, 2024	$1,405	$1,647	$2,894	$465	$32,542
Weighted-average crediting rate	3.6%	3.9%	2.3%	4.0%
Net amount at risk	$8,312	$57,473	$13,593	$130
Cash surrender value(1)	$1,280	$1,092	$2,447	$298

(in millions, except percentages)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities

Balance at January 1, 2023	$4,752	$6,410	$6,799	$312	$471
Contract deposits	73	3,084	47	—	91
Policy charges	(10)	—	—	—	—
Surrenders and other benefits	(759)	(156)	(1,086)	(10)	(127)
Net transfer from (to) separate account liabilities	(25)	—	—	—	—
Variable account index-linked adjustments	—	1,403	—	—	—
Interest credited	142	1	222	5	9
Balance at December 31, 2023	$4,173	$10,742	$5,982	$307	$444
Weighted-average crediting rate	3.3%	1.8%	3.6%	2.0%	N/A
Cash surrender value(1)	$4,146	$10,129	$5,974	$278	N/A

RiverSource Life Insurance Company

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products

Balance at January 1, 2023	$1,544	$1,520	$2,654	$524	$24,986
Contract deposits	123	272	193	1	3,884
Policy charges	(176)	(94)	(121)	—	(401)
Surrenders and other benefits	(69)	(78)	(53)	(44)	(2,382)
Net transfer from (to) separate account liabilities	—	(107)	—	—	(132)
Variable account index-linked adjustments	—	—	—	—	1,403
Interest credited	52	56	82	20	589
Balance at December 31, 2023	$1,474	$1,569	$2,755	$501	$27,947
Weighted-average crediting rate	3.6%	3.9%	2.0%	4.0%
Net amount at risk	$8,740	$57,291	$14,407	$141
Cash surrender value(1)	$1,330	$1,065	$2,271	$326

(1)

Cash surrender value represents the amount of the contractholder’s account balances distributable at the balance sheet date less certain surrender charges. For variable annuities and VUL, the cash surrender value shown is the proportion of the total cash surrender value related to their fixed account liabilities.

Refer to Note 12 for the net amount at risk for market risk benefits associated with variable and structured variable annuities. Fixed, fixed indexed, and non-life contingent payout annuities do not have net amount at risk in excess of account value. Net amount at risk for insurance products is calculated as the death benefit amount in excess of applicable account values, host, embedded derivative, and separate account liabilities.

The following tables present the account values of fixed deferred annuities, fixed insurance, and the fixed portion of variable annuities and variable insurance contracts by range of guaranteed minimum interest rates (“GMIRs”) and the range of the difference between rates credited to policyholders and contractholders as of December 31, 2024 and 2023 and the respective guaranteed minimums, as well as the percentage of account values subject to rate reset in the time period indicated. Rates are reset at management’s discretion, subject to guaranteed minimums.

				December 31, 2024
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1%	–	1.99%	$24	$95	$65	$17	$—	$201
	2%	–	2.99%	112	—	—	—	—	112
	3%	–	3.99%	1,894	7	—	1	—	1,902
	4%	–	5.00%	1,412	—	—	—	—	1,412
	Total			$3,442	$102	$65	$18	$—	$3,627
Fixed accounts of structured variable annuities	1%	–	1.99%	$2	$20	$9	$—	$—	$31
	2%	–	2.99%	13	—	—	—	—	13
	3%	–	3.99%	1	—	—	—	—	1
	4%	–	5.00%	—	—	—	—	—	—
	Total			$16	$20	$9	$—	$—	$45
Fixed annuities	1%	–	1.99%	$85	$237	$152	$89	$14	$577
	2%	–	2.99%	22	14	2	—	—	38
	3%	–	3.99%	2,410	—	—	—	—	2,410
	4%	–	5.00%	2,331	—	—	—	—	2,331
	Total			$4,848	$251	$154	$89	$14	$5,356
Non-indexed accounts of fixed indexed annuities	1%	–	1.99%	$—	$2	$5	$14	$—	$21
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—
	Total			$—	$2	$5	$14	$—	$21
Universal life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	50	4	15	—	—	69
	3%	–	3.99%	821	—	4	6	—	831
	4%	–	5.00%	473	4	—	—	—	477
	Total			$1,344	$8	$19	$6	$—	$1,377

RiverSource Life Insurance Company

				December 31, 2024
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable universal life insurance	1%	–	1.99%	$—	$—	$4	$1	$41	$46
	2%	–	2.99%	7	14	—	1	12	34
	3%	–	3.99%	108	1	2	12	—	123
	4%	–	5.00%	564	21	—	—	—	585
	Total			$679	$36	$6	$14	$53	$788
Non-indexed accounts of indexed universal life insurance	1%	–	1.99%	$—	$—	$4	$2	$—	$6
	2%	–	2.99%	—	125	—	—	—	125
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—
	Total			$—	$125	$4	$2	$—	$131
Other life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	28	—	—	—	—	28
	4%	–	5.00%	268	—	—	—	—	268
	Total			$296	$—	$—	$—	$—	$296
Total	1%	–	1.99%	$111	$354	$239	$123	$55	$882
	2%	–	2.99%	204	157	17	1	12	391
	3%	–	3.99%	5,262	8	6	19	—	5,295
	4%	–	5.00%	5,048	25	—	—	—	5,073
	Total			$10,625	$544	$262	$143	$67	$11,641
Percentage of total account values that reset in:
Next 12 months				100.0%	100.0%	99.9%	100.0%	99.8%	100.0%
> 12 months to 24 months				—	—	—	—	—	—
> 24 months				—	—	0.1	—	0.2	—
Total				100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

				December 31, 2023
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1%	–	1.99%	$43	$131	$52	$15	$2	$243
	2%	–	2.99%	137	1	—	—	—	138
	3%	–	3.99%	2,214	—	—	1	—	2,215
	4%	–	5.00%	1,514	—	—	—	—	1,514
	Total			$3,908	$132	$52	$16	$2	$4,110
Fixed accounts of structured variable annuities	1%	–	1.99%	$1	$18	$7	$2	$—	$28
	2%	–	2.99%	11	—	—	—	—	11
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—
	Total			$12	$18	$7	$2	$—	$39
Fixed annuities	1%	–	1.99%	$107	$377	$183	$93	$—	$760
	2%	–	2.99%	36	14	1	—	—	51
	3%	–	3.99%	2,816	1	—	—	—	2,817
	4%	–	5.00%	2,339	—	—	—	—	2,339
	Total			$5,298	$392	$184	$93	$—	$5,967

RiverSource Life Insurance Company

				December 31, 2023
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Non-indexed accounts of fixed indexed annuities	1%	–	1.99%	$—	$2	$7	$13	$—	$22
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—
	Total			$—	$2	$7	$13	$—	$22
Universal life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	51	3	9	—	—	63
	3%	–	3.99%	854	1	4	4	—	863
	4%	–	5.00%	518	1	—	—	—	519
	Total			$1,423	$5	$13	$4	$—	$1,445
Fixed accounts of variable universal life insurance	1%	–	1.99%	$—	$2	$4	$—	$24	$30
	2%	–	2.99%	13	12	—	1	8	34
	3%	–	3.99%	122	2	3	6	—	133
	4%	–	5.00%	607	6	—	—	—	613
	Total			$742	$22	$7	$7	$32	$810
Non-indexed accounts of indexed universal life insurance	1%	–	1.99%	$—	$—	$2	$—	$—	$2
	2%	–	2.99%	128	—	—	—	—	128
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—
	Total			$128	$—	$2	$—	$—	$130
Other life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	30	—	—	—	—	30
	4%	–	5.00%	295	—	—	—	—	295
	Total			$325	$—	$—	$—	$—	$325
Total	1%	–	1.99%	$151	$530	$255	$123	$26	$1,085
	2%	–	2.99%	376	30	10	1	8	425
	3%	–	3.99%	6,036	4	7	11	—	6,058
	4%	–	5.00%	5,273	7	—	—	—	5,280
	Total			$11,836	$571	$272	$135	$34	$12,848
Percentage of total account values that reset in:
Next 12 months				99.9%	99.5%	99.3%	100.0%	100.0%	99.9%
> 12 months to 24 months				0.1	0.5	0.6	—	—	0.1
> 24 months				—	—	0.1	—	—	—
Total				100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

RiverSource Life Insurance Company

The following tables summarize the balances of and changes in the liability for future policy benefits:

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Present Value of Expected Net Premiums:
Balance at January 1, 2024	$—	$703	$104	$1,146	$1,953
Beginning balance at original discount rate	—	708	105	1,137	1,950
Effect of changes in cash flow assumptions	—	57	(39)	55	73
Effect of actual variances from expected experience	—	(16)	(13)	(26)	(55)
Adjusted beginning of year balance	$—	$749	$53	$1,166	$1,968
Issuances	201	63	9	—	273
Interest accrual	1	38	3	55	97
Net premiums collected	(202)	(76)	(6)	(149)	(433)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$774	$59	$1,072	$1,905
Effect of changes in discount rate assumptions	—	(37)	(6)	(15)	(58)
Balance at December 31, 2024	$—	$737	$53	$1,057	$1,847
Present Value of Future Policy Benefits:
Balance at January 1, 2024	$1,164	$1,325	$661	$6,561	$9,711
Beginning balance at original discount rate	1,222	1,291	621	6,507	9,641
Effect of changes in cash flow assumptions	(24)	67	(61)	58	40
Effect of actual variances from expected experience	(8)	(16)	(25)	(48)	(97)
Adjusted beginning of year balance	$1,190	$1,342	$535	$6,517	$9,584
Issuances	201	63	9	—	273
Interest accrual	56	73	34	323	486
Benefit payments	(158)	(125)	(43)	(432)	(758)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$1,289	$1,353	$535	$6,408	$9,585
Effect of changes in discount rate assumptions	(85)	(31)	10	(221)	(327)
Balance at December 31, 2024	$1,204	$1,322	$545	$6,187	$9,258
Adjustment due to reserve flooring	$—	$7	$—	$—	$7
Net liability for future policy benefits	$1,204	$592	$492	$5,130	$7,418
Less: reinsurance recoverable	759	424	20	2,591	3,794
Net liability for future policy benefits, after reinsurance recoverable	$445	$168	$472	$2,539	$3,624
Discounted expected future gross premiums	$—	$1,672	$836	$1,247	$3,755
Expected future gross premiums	$—	$2,921	$1,196	$1,713	$5,830
Expected future benefit payments	$1,846	$2,286	$899	$10,522	$15,553
Weighted average interest accretion rate	4.5%	6.0%	6.3%	5.0%
Weighted average discount rate	5.4%	5.6%	5.6%	5.7%
Weighted average duration of liability (in years)	6	7	7	8

RiverSource Life Insurance Company

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Present Value of Expected Net Premiums:
Balance at January 1, 2023	$—	$686	$134	$1,207	$2,027
Beginning balance at original discount rate	—	708	137	1,220	2,065
Effect of changes in cash flow assumptions	—	(19)	(19)	19	(19)
Effect of actual variances from expected experience	—	(2)	(18)	(3)	(23)
Adjusted beginning of year balance	$—	$687	$100	$1,236	$2,023
Issuances	177	55	12	—	244
Interest accrual	1	36	5	59	101
Net premiums collected	(178)	(70)	(12)	(158)	(418)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$708	$105	$1,137	$1,950
Effect of changes in discount rate assumptions	—	(5)	(1)	9	3
Balance at December 31, 2023	$—	$703	$104	$1,146	$1,953
Present Value of Future Policy Benefits:
Balance at January 1, 2023	$1,065	$1,319	$696	$6,439	$9,519
Beginning balance at original discount rate	1,155	1,313	669	6,569	9,706
Effect of changes in cash flow assumptions	—	(18)	(25)	9	(34)
Effect of actual variances from expected experience	(10)	(1)	(29)	5	(35)
Adjusted beginning of year balance	$1,145	$1,294	$615	$6,583	$9,637
Issuances	177	56	11	—	244
Interest accrual	50	73	37	329	489
Benefit payments	(150)	(132)	(42)	(405)	(729)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$1,222	$1,291	$621	$6,507	$9,641
Effect of changes in discount rate assumptions	(58)	34	40	54	70
Balance at December 31, 2023	$1,164	$1,325	$661	$6,561	$9,711
Adjustment due to reserve flooring	$—	$5	$—	$—	$5
Net liability for future policy benefits	$1,164	$627	$557	$5,415	$7,763
Less: reinsurance recoverable	880	440	22	2,738	4,080
Net liability for future policy benefits, after reinsurance recoverable	$284	$187	$535	$2,677	$3,683
Discounted expected future gross premiums	$—	$1,764	$904	$1,325	$3,993
Expected future gross premiums	$—	$2,938	$1,269	$1,786	$5,993
Expected future benefit payments	$1,726	$2,166	$1,068	$10,850	$15,810
Weighted average interest accretion rate	4.2%	6.2%	6.1%	5.0%
Weighted average discount rate	4.9%	5.1%	5.1%	5.1%
Weighted average duration of liability (in years)	7	7	8	8

Impacts of the annual review of policy benefit reserves assumptions are reflected within the effect of changes in cash flow assumptions in the disaggregated rollforwards above. The annual review of policy benefit reserves assumptions in the third quarter of 2024 resulted in a net decrease in future policy benefit reserves, primarily due to decreased disability income insurance claim incidence rates. The annual review of policy benefit reserves assumptions in the third quarter of 2023 resulted in a net decrease in future policy benefit reserves, primarily due to updates to LTC premium rate increase assumptions.

The balances of and changes in additional liabilities related to insurance guarantees were as follows:

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2024	$1,225	$81	$15	$1,321
Interest accrual	37	6	1	44
Benefit accrual	133	8	3	144
Benefit payments	(69)	(13)	(5)	(87)
Effect of actual variances from expected experience	(2)	(1)	(1)	(4)
Impact of change in net unrealized (gains) losses on securities	(23)	(1)	(5)	(29)
Balance at December 31, 2024	$1,301	$80	$8	$1,389

Weighted average interest accretion rate	3.0%	7.0%	3.9%
Weighted average discount rate	3.2%	7.1%	4.0%
Weighted average duration of reserves (in years)	10	8	6

RiverSource Life Insurance Company

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2023	$1,100	$74	$12	$1,186
Interest accrual	35	5	1	41
Benefit accrual	128	8	2	138
Benefit payments	(50)	(18)	(4)	(72)
Effect of actual variances from expected experience	(13)	11	(2)	(4)
Impact of change in net unrealized (gains) losses on securities	25	1	6	32
Balance at December 31, 2023	$1,225	$81	$15	$1,321

Weighted average interest accretion rate	3.0%	6.9%	4.0%
Weighted average discount rate	3.2%	7.1%	4.0%
Weighted average duration of reserves (in years)	10	8	6

The amount of revenue and interest recognized in the Statement of Income was as follows:

	Years Ended December 31,
	2024		2023
(in millions)	Gross Premiums	Interest Expense	Gross Premiums	Interest Expense
Life contingent payout annuities	$226	$55	$196	$49
Term and whole life insurance	172	35	169	37
Disability income insurance	119	31	124	32
Long term care insurance	179	268	185	270
Total	$696	$389	$674	$388

The following tables summarize the balances of and changes in unearned revenue:

(in millions)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Total, All Products
Balance at January 1, 2024	$27	$196	$266	$489
Deferral of revenue	—	70	51	121
Amortization	(1)	(17)	(22)	(40)
Balance at December 31, 2024	$26	$249	$295	$570

Balance at January 1, 2023	$27	$150	$233	$410
Deferral of revenue	1	59	52	112
Amortization	(1)	(13)	(19)	(33)
Balance at December 31, 2023	$27	$196	$266	$489

11. SEPARATE ACCOUNT ASSETS AND LIABILITIES

The fair value of separate account assets is invested exclusively in mutual funds.

The balances of and changes in separate account liabilities were as follows:

(in millions)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2024	$65,839	$8,795	$74,634
Premiums and deposits	933	500	1,433
Policy charges	(1,365)	(307)	(1,672)
Surrenders and other benefits	(6,990)	(412)	(7,402)
Investment return	7,293	1,199	8,492
Net transfer from (to) general account	27	64	91
Balance at December 31, 2024	$65,737	$9,839	$75,576

Cash surrender value	$64,411	$9,220	$73,631

RiverSource Life Insurance Company

(in millions)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2023	$63,223	$7,653	$70,876
Premiums and deposits	835	459	1,294
Policy charges	(1,343)	(292)	(1,635)
Surrenders and other benefits	(5,378)	(317)	(5,695)
Investment return	8,477	1,250	9,727
Net transfer from (to) general account	25	42	67
Balance at December 31, 2023	$65,839	$8,795	$74,634
Cash surrender value	$64,280	$8,263	$72,543

12. MARKET RISK BENEFITS

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Most of the variable annuity contracts issued by the Company contain a GMDB provision. The Company previously offered contracts containing GMWB, GMAB, or GMIB provisions.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract.

The Company has the following primary GMDB provisions:

•	Return of premium – provides purchase payments minus adjusted partial surrenders.

•

Reset – provides that the value resets to the account value at specified contract anniversary intervals minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet – provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At contract issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue could obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Individual variable annuity contracts may have both a death benefit and a living benefit. Net amount at risk is quantified for each benefit and a composite net amount at risk is calculated using the greater of the death benefit or living benefit for each individual contract. The net amount at risk for GMDB and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

RiverSource Life Insurance Company

The following tables summarize the balances of and changes in market risk benefits:

	Years Ended December 31,
(in millions, except age)	2024	2023	2022
Balance at beginning of period	$335	$1,103	$2,901
Issuances	24	17	27
Interest accrual and time decay	(66)	(53)	(237)
Reserve increase from attributed fees collected	790	788	810
Reserve release for benefit payments and derecognition	(11)	(35)	(29)
Effect of changes in interest rates and bond markets	(1,078)	(367)	(4,193)
Effect of changes in equity markets and subaccount performance	(1,228)	(1,267)	2,258
Effect of changes in equity index volatility	59	(67)	205
Actual policyholder behavior different from expected behavior	71	5	17
Effect of changes in other future expected assumptions	106	128	(139)
Effect of changes in the instrument-specific credit risk on market risk benefits	79	83	(517)
Balance at end of period	$(919)	$335	$1,103
Reconciliation of the gross balances in an asset or liability position:
Asset position	$2,182	$1,427	$1,015
Liability position	(1,263)	(1,762)	(2,118)
Net asset (liability) position	$919	$(335)	$(1,103)
Guaranteed benefit amount in excess of current account balances (net amount at risk):
Death benefits	$462	$913	$2,781
Living benefits	$2,429	$2,513	$3,364
Composite (greater of)	$2,829	$3,308	$5,830
Weighted average attained age of contractholders	69	69	68
Changes in unrealized (gains) losses in net income relating to liabilities held at end of period	$(2,111)	$(1,551)	$(2,044)
Changes in unrealized (gains) losses in other comprehensive income (loss) relating to liabilities held at end of period	$85	$84	$(505)

The following tables provide a summary of the significant inputs and assumptions used in the fair value measurements developed by the Company or reasonably available to the Company of market risk benefits:

	December 31, 2024
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in millions)
Market risk benefits	$(919)	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	52.8%	11.9%
			Surrender rate(2)	0.4%	–	75.0%	3.3%
			Market volatility(3)	0.0%	–	24.6%	10.3%
			Nonperformance risk(4)	65		bps	65 bps
			Mortality rate(5)	0.0%	–	41.6%	1.7%

	December 31, 2023
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in millions)
Market risk benefits	$335	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	48.0%	11.6%
			Surrender rate(2)	0.3%	–	75.0%	3.7%
			Market volatility(3)	0.0%	–	25.2%	10.6%
			Nonperformance risk(4)	85		bps	85 bps
			Mortality rate(5)	0.0%	–	41.6%	1.6%

(1)

The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year. The weighted average utilization rate represents the average assumption, weighted based on the benefit base. The calculation excludes policies that have already started taking withdrawals.

(2)	The weighted average surrender rate represents the average assumption weighted based on the account value of each contract.
(3)

Market volatility represents the implied volatility of each contractholder’s mix of funds. The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

(4)	The nonperformance risk is the spread added to the U.S. Treasury curve.
(5)	The weighted average mortality rate represents the average assumption weighted based on the account value of each contract.

RiverSource Life Insurance Company

Changes to Significant Inputs and Assumptions:

During the years ended December 31, 2024 and 2023, the Company updated inputs and assumptions based on management’s review of experience studies. These updates resulted in the following notable changes in the fair value estimates of market risk benefits calculations:

Year ended December 31, 2024

•	Updates to utilization of guaranteed withdrawal assumptions resulted in a decrease to pretax income of $15 million.

•	Updates to surrender assumptions resulted in a decrease to pretax income of $83 million.

Year ended December 31, 2023

•	Updates to utilization of guaranteed withdrawal assumptions resulted in a decrease to pretax income of $18 million.

•	Updates to surrender assumptions resulted in a decrease to pretax income of $110 million.

Refer to the rollforward of market risk benefits for the impacts of changes to interest rate, equity market, volatility and nonperformance risk assumptions.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in utilization and volatility used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender assumptions used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Significant increases (decreases) in mortality assumptions used in the fair value measurement of the death benefit portion of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value whereas significant increases (decreases) in mortality rates used in the fair value measurement of the life contingent portion of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Surrender assumptions, utilization assumptions and mortality assumptions vary with the type of base product, type of rider, duration of the policy, age of the contractholder, calendar year of the projection, previous withdrawal history, and the relationship between the value of the guaranteed benefit and the contract accumulation value.

Determination of Fair Value

The Company values market risk benefits using internal valuation models. These models include observable capital market assumptions and significant unobservable inputs related to implied volatility, contractholder behavior assumptions that include margins for risk, and the Company’s nonperformance risk. These measurements are classified as Level 3.

13. DEBT

Short-Term Borrowings

RiverSource Life Insurance Company is a member of the Federal Home Loan Bank (“FHLB”) of Des Moines which provides access to collateralized borrowings. The Company has accessed collateralized borrowings from the FHLB and has pledged (granted a lien on) certain investments as collateral, primarily commercial mortgage backed securities and residential mortgage backed securities, with an aggregate fair value of $964 million and $1.1 billion as of December 31, 2024 and 2023, respectively. The amount of the Company’s liability including accrued interest was $201 million as of both December 31, 2024 and 2023. The remaining maturity of outstanding FHLB advances was less than three months as of both December 31, 2024 and 2023. The weighted average annualized interest rate on the FHLB advances held as of December 31, 2024 and 2023 was 4.6% and 5.6%, respectively.

Lines of Credit

RiverSource Life Insurance Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate under the agreement is a Daily Simple Secured Overnight Financing Rate plus 0.1% (“Adjusted Daily Simple SOFR”) plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2024 and 2023.

RiverSource Life of NY, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed the lesser of $25 million or 3% of RiverSource Life of NY’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate under the agreement is an Adjusted Daily Simple SOFR plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt

RiverSource Life Insurance Company

of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. The credit agreement is amended to extend the maturity on an annual basis with Ameriprise Financial, subject to the New York Department of Financial Services’ non-disapproval. There were no amounts outstanding on this line of credit as of both December 31, 2024 and 2023.

RTA, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender not to exceed $100 million. The interest rate under the agreement is an Adjusted Daily Simple SOFR plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2024 and 2023.

Long-Term Debt

The Company has a $500 million unsecured 3.5% surplus note due December 31, 2050 to Ameriprise Financial. The surplus note is subordinate in right of payment to the prior payment in full of the Company’s obligations to policyholders, claimants and beneficiaries and all other creditors. No payment of principal or interest shall be made without the prior approval of the Minnesota Department of Commerce and such payments shall be made only from RiverSource Life Insurance Company’s statutory surplus. Interest payments, which commenced on June 30, 2021, are due semiannually in arrears on June 30 and December 31. Subject to the preceding conditions, the Company may prepay all or a portion of the principal at any time. The outstanding balance was $500 million as of both December 31, 2024 and 2023 and is recorded in Long-term debt.

14. FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Company

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis (See Note 5 for the balances of assets and liabilities for consolidated investment entities):

	December 31, 2024
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$12,721	$572	$13,293
Residential mortgage backed securities	—	4,039	—	4,039
Commercial mortgage backed securities	—	2,100	—	2,100
State and municipal obligations	—	636	—	636
Asset backed securities	—	1,302	881	2,183
Foreign government bonds and obligations	—	7	—	7
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities	1	20,805	1,453	22,259
Cash equivalents	1,215	1,227	—	2,442
Market risk benefits	—	—	2,182	2,182	(1)
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	55	55
Other assets:
Interest rate derivative contracts	—	179	—	179
Equity derivative contracts	114	8,829	—	8,943
Foreign exchange derivative contracts	2	40	—	42
Credit derivative contracts	—	59	—	59
Total other assets	116	9,107	—	9,223
Separate account assets at net asset value (“NAV”)				75,576	(2)
Total assets at fair value	$1,332	$31,139	$3,690	$111,737

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$—	$53	$53
IUL embedded derivatives	—	—	1,002	1,002
Structured variable annuity embedded derivatives	—	—	2,461	2,461
Total policyholder account balances, future policy benefits and claims	—	—	3,516	3,516	(3)
Market risk benefits	—	—	1,263	1,263	(1)
Other liabilities:
Interest rate derivative contracts	1	323	—	324
Equity derivative contracts	172	5,159	—	5,331
Foreign exchange derivative contracts	—	7	—	7
Total other liabilities	173	5,489	—	5,662
Total liabilities at fair value	$173	$5,489	$4,779	$10,441

RiverSource Life Insurance Company

	December 31, 2023
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$10,283	$452	$10,735
Residential mortgage backed securities	—	3,642	—	3,642
Commercial mortgage backed securities	—	2,597	—	2,597
State and municipal obligations	—	758	—	758
Asset backed securities	—	976	555	1,531
Foreign government bonds and obligations	—	12	—	12
U.S. government and agency obligations	99	—	—	99
Total Available-for-Sale securities	99	18,268	1,007	19,374
Cash equivalents	558	2,012	—	2,570
Market risk benefits	—	—	1,427	1,427	(1)
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	51	51
Other assets:
Interest rate derivative contracts	1	184	—	185
Equity derivative contracts	65	4,945	—	5,010
Foreign exchange derivative contracts	1	20	—	21
Credit derivative contracts	—	1	—	1
Total other assets	67	5,150	—	5,217
Separate account assets at NAV				74,634	(2)
Total assets at fair value	$724	$25,430	$2,485	$103,273

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$3	$49	$52
IUL embedded derivatives	—	—	873	873
Structured variable annuity embedded derivatives	—	—	1,011	1,011
Total policyholder account balances, future policy benefits and claims	—	3	1,933	1,936	(3)
Market risk benefits	—	—	1,762	1,762	(1)
Other liabilities:
Interest rate derivative contracts	1	304	—	305
Equity derivative contracts	95	3,355	—	3,450
Foreign exchange derivative contracts	1	3	—	4
Credit derivative contracts	—	106	—	106
Total other liabilities	97	3,768	—	3,865
Total liabilities at fair value	$97	$3,771	$3,695	$7,563

(1)

See Note 12 for additional information related to market risk benefits, including the balances of and changes in market risk benefits as well as the significant inputs and assumptions used in the fair value measurements of market risk benefits.

(2)

Amounts are comprised of financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(3)	The Company’s adjustment for nonperformance risk resulted in a $211 million and $195 million cumulative decrease to the embedded derivatives as of December 31, 2024 and 2023, respectively.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2024	$452	$—	$555	$1,007		$51
Total gains (losses) included in:
Net income	1	—	—	1	(1)	8
Other comprehensive income (loss)	1	—	15	16		—
Purchases	227	64	334	625		—
Settlements	(109)	(1)	—	(110)		(4)
Transfers out of Level 3	—	(63)	(23)	(86)		—
Balance at December 31, 2024	$572	$—	$881	$1,453		$55
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2024	$1	$—	$—	$1	(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2024	$(2)	$—	$15	$13		$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2024	$49		$873		$1,011		$1,933
Total (gains) losses included in:
Net income	8	(2)	255	(2)	1,670	(3)	1,933
Issues	—		23		114		137
Settlements	(4)		(149)		(334)		(487)
Balance at December 31, 2024	$53		$1,002		$2,461		$3,516
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2024	$—		$255	(2)	$1,670	(3)	$1,925

	Available-for-Sale Securities				Receivables
(in millions)	Corporate Debt Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2023	$395	$545	$940		$48
Total gains (losses) included in:
Net income	—	—	—	(1)	6
Other comprehensive income (loss)	12	10	22		—
Purchases	110	—	110		—
Settlements	(65)	—	(65)		(3)
Balance at December 31, 2023	$452	$555	$1,007		$51
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2023	$11	$10	$21		$—

RiverSource Life Insurance Company

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2023	$44		$739		$(137	)(4)	$646
Total (gains) losses included in:
Net income	8	(2)	198	(2)	1,166	(3)	1,372
Issues	—		59		104		163
Settlements	(3)		(123)		(122)		(248)
Balance at December 31, 2023	$49		$873		$1,011		$1,933
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2023	$—		$198	(2)	$1,166	(3)	$1,364

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2022	$496	$—	$291	$787		$59
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)	(8)
Other comprehensive income (loss)	(44)	—	(25)	(69)		—
Purchases	29	30	564	623		—
Settlements	(85)	—	(285)	(370)		(3)
Transfers out of Level 3	—	(30)	—	(30)		—
Balance at December 31, 2022	$395	$—	$545	$940		$48
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2022	$(1)	$—	$—	$(1	)(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2022	$(42)	$—	$(21)	$(63)		$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2022	$56		$905		$406		$1,367
Total (gains) losses included in:
Net income	(9	)(2)	(105	)(2)	(633	)(3)	(747)
Issues	—		51		90		141
Settlements	(3)(112)				—		(115)
Balance at December 31, 2022	$44		$739		$(137	)(4)	$646
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2022	$—		$(105	)(2)	$(633	)(3)	$(738)

(1)	Included in Net investment income.
(2)	Included in Interest credited to fixed accounts.
(3)	Included in Benefits, claims, losses and settlement expenses.
(4)	The fair value of the structured variable annuity embedded derivatives was a net asset as of January 1, 2023 and December 31, 2022 and the amounts are presented as contra liabilities.

The increase to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $14 million, $51 million and $45 million, net of the reinsurance accrual, for the years ended December 31, 2024, 2023 and 2022, respectively.

RiverSource Life Insurance Company

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs or fair values that were included in an observable transaction with a market participant. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2024
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$572	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	0.8%	–	1.7%	1.2%
Asset backed securities	$881	Discounted cash flow	Annual default rate(2)	2.2%	–	4.4%	3.6%
			Loss severity	25.0%			25.0%
			Constant prepayment rate(2)	0.0%	–	1.0%	0.4%
			Yield/spread to U.S. Treasuries(3)	190 bps	–	360 bps	205 bps
Fixed deferred indexed annuity ceded embedded derivatives	$55	Discounted cash flow	Surrender rate(4)	0.0%	–	89.1%	10.6%
Fixed deferred indexed annuity embedded derivatives	$53	Discounted cash flow	Surrender rate(4)	0.0%	–	89.1%	10.6%
			Nonperformance risk(5)	65		bps	65 bps
IUL embedded derivatives	$1,002	Discounted cash flow	Nonperformance risk(5)	65		bps	65 bps
Structured variable annuity embedded derivatives	$2,461	Discounted cash flow	Surrender rate(4)	0.5%	–	75.0%	1.7%
			Nonperformance risk(5)	65		bps	65 bps

	December 31, 2023
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$451	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.0%	–	2.4%	1.2%
Asset backed securities	$555	Discounted cash flow	Annual default rate(2)	3.1%			3.1%
			Loss severity	25.0%			25.0%
			Yield/spread to U.S. Treasuries(3)	275 bps	–	515 bps	284 bps
Fixed deferred indexed annuity ceded embedded derivatives	$51	Discounted cash flow	Surrender rate(4)	0.0%	–	66.8%	1.4%
Fixed deferred indexed annuity embedded derivatives	$49	Discounted cash flow	Surrender rate(4)	0.0%	–	66.8%	1.4%
			Nonperformance risk(5)	85		bps	85 bps
IUL embedded derivatives	$873	Discounted cash flow	Nonperformance risk(5)	85		bps	85 bps
Structured variable annuity embedded derivatives	$1,011	Discounted cash flow	Surrender rate(4)	0.5%	–	75.0%	2.6%
			Nonperformance risk(5)	85		bps	85 bps

(1)

The weighted average for the yield/spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)	The weighted average for both the annual default rate and the constant prepayment rate for asset backed securities are weighted based on the balances of each security.
(3)

The weighted average for the yield/spread to U.S. Treasuries for asset backed securities is calculated as the sum of each tranche’s balance multiplied by its spread to U.S. Treasuries divided by the aggregate balances of the tranches.

(4)	The weighted average surrender rate represents the average assumption weighted based on the account value of each contract.
(5)	The nonperformance risk is the spread added to the U.S. Treasury curve.

Level 3 measurements not included in the tables above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company or fair values estimated based on a transaction near the balance sheet date.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities and asset backed securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the annual default rate, loss severity, and constant prepayment rate used in the fair value measurement of Level 3 asset backed securities in isolation, generally, would have resulted in a significantly lower (higher) fair value measurement and significant increases (decreases) in loss severity in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the surrender assumption used in the fair value measurement of the fixed deferred indexed annuity ceded embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

RiverSource Life Insurance Company

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk and surrender assumption used in the fair value measurements of the fixed deferred indexed annuity embedded derivatives and structured variable annuity embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. The fair value of securities included in an observable transaction with a market participant are also considered Level 2 when the market is not active.

Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities with fair value typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. The fair value of affiliated asset backed securities is determined using a discounted cash flow model. Inputs used to determine the expected cash flows include assumptions about discount rates and default, prepayment and recovery rates of the underlying assets. Given the significance of the unobservable inputs to this fair value measurement, the fair value of the investment in the affiliated asset backed securities is classified as Level 3.

Management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Cash Equivalents

Cash equivalents include time deposits and other highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. Actively traded money market funds are measured at their NAV and classified as Level 1. U.S. Treasuries are also classified as Level 1. The Company’s remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Receivables

The Company reinsured its fixed deferred indexed annuity products which have an indexed account that is accounted for as an embedded derivative. The Company uses discounted cash flow models to determine the fair value of these ceded embedded derivatives. The fair value of fixed deferred indexed annuity ceded embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates. Given the significance of the unobservable surrender rates, these embedded derivatives are classified as Level 3.

RiverSource Life Insurance Company

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of both December 31, 2024 and 2023. See Note 17 and Note 18 for further information on the credit risk of derivative instruments and related collateral.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of fixed deferred indexed annuity, structured variable annuity and IUL products.

The Company uses a discounted cash flow model to determine the fair value of the embedded derivatives associated with the provisions of its equity index annuity product. The projected cash flows generated by this model are based on significant observable inputs related to interest rates, volatilities and equity index levels and, therefore, are classified as Level 2.

The Company uses discounted cash flow models to determine the fair value of the embedded derivatives associated with the provisions of its fixed deferred indexed annuity, structured variable annuity and IUL products. The structured variable annuity product is a limited flexible purchase payment annuity that offers 45 different indexed account options providing equity market exposure and a fixed account. Each indexed account includes a protection option (a buffer or a floor). If the index has a negative return, contractholder losses will be reduced by a buffer or limited to a floor. The portion allocated to an indexed account is accounted for as an embedded derivative. The fair value of fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates and the estimate of the Company’s nonperformance risk. Given the significance of the unobservable surrender rates and the nonperformance risk assumption, the fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of both December 31, 2024 and 2023. See Note 17 and Note 18 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

The Company assesses its investment in affordable housing partnerships for impairment. The investments that are determined to be impaired are written down to their fair value. The Company uses a discounted cash flow model to measure the fair value of these investments. Inputs to the discounted cash flow model are estimates of future net operating losses and tax credits available to the Company and discount rates based on market condition and the financial strength of the syndicator (general partner). The balance of affordable housing partnerships measured at fair value on a nonrecurring basis was $27 million and $41 million as of December 31, 2024 and 2023, respectively, and is classified as Level 3 in the fair value hierarchy.

RiverSource Life Insurance Company

Assets and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value:

	December 31, 2024
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,797	$—	$—	$1,675	$1,675
Policy loans	982	—	982	—	982
Other investments	55	—	36	19	55
Receivables	5,834	—	—	4,795	4,795

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$20,097	$—	$—	$16,826	$16,826
Short-term borrowings	201	—	201	—	201
Long-term debt	500	—	312	—	312
Other liabilities	5	—	—	4	4
Separate account liabilities — investment contracts	364	—	364	—	364

	December 31, 2023
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,725	$—	$—	$1,599	$1,599
Policy loans	912	—	912	—	912
Other investments	76	—	54	22	76
Receivables	6,514	—	—	5,566	5,566

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$16,641	$—	$—	$14,243	$14,243
Short-term borrowings	201	—	201	—	201
Long-term debt	500	—	339	—	339
Other liabilities	5	—	—	5	5
Separate account liabilities — investment contracts	332	—	332	—	332

Other investments include syndicated loans and the Company’s membership in the FHLB. Receivables include deposit receivables. See Note 7 for additional information on mortgage loans, policy loans, syndicated loans and deposit receivables.

Policyholder account balances, future policy benefits and claims include fixed annuities in deferral status, non-life contingent fixed annuities in payout status, indexed and structured variable annuity host contracts, and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Short-term borrowings include FHLB borrowings. Long-term debt includes the surplus note with Ameriprise Financial. See Note 13 for further information on short-term borrowings and long-term debt. Other liabilities include future funding commitments to affordable housing partnerships and other real estate partnerships. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

15. RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

The Company is the lessor of one real estate property which it leases to Ameriprise Financial under an operating lease that expires November 30, 2029. The Company earned $5 million in rental income for each of the years ended December 31, 2024, 2023 and 2022, which is reflected in Other revenues. The Company expects to earn $5 million in each year of the next four annual periods and $4 million in the period ending November 30, 2029.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $352 million, $338 million and $320 million for the years ended December 31, 2024, 2023 and 2022, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

RiverSource Life Insurance Company

Income Taxes

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due from Ameriprise Financial for federal income taxes was $277 million and $269 million as of December 31, 2024 and 2023, respectively, which is reflected in Other assets.

Investments

In June of 2024, the Company invested $310 million in AA, A and BBB rated asset backed securities issued by Ameriprise Installment Financing, LLC. The asset backed securities are collateralized by a portfolio of loans issued to advisors affiliated with AFS, an affiliated broker dealer. As of December 31, 2024, the fair value of these asset backed securities was $312 million. The fair value of these asset backed securities is reported in Investments: Available-for-Sale Fixed maturities, at fair value. Interest income from these asset backed securities was $10 million for the year ending December 31, 2024 and is reported in Net investment income.

In September of 2022, the Company redeemed the outstanding AA and A rated securities issued by Ameriprise Advisor Financing, LLC (“AAF”) at par and invested $564 million in new AA, A and BBB rated asset backed securities issued by AAF 2. As of December 31, 2024 and 2023, the fair value of these asset backed securities was $567 million and $554 million, respectively. The fair value of these asset backed securities is reported in Investments: Available-for-Sale Fixed maturities, at fair value. Interest income from these asset backed securities was $34 million, $34 million and $17 million for the years ended December 31, 2024, 2023 and 2022, respectively, and is reported in Net investment income.

Lines of Credit

RiverSource Life Insurance Company, as the lender, has a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets as of the prior year end. The interest rate under the agreement is an Adjusted Daily Simple SOFR plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2024 and 2023. See Note 13 for information about additional lines of credit with an affiliate.

Long-Term Debt

See Note 13 for information about a surplus note to an affiliate.

Dividends, Return of Capital, or Distributions

Cash dividends and return of capital or distributions paid and received by RiverSource Life Insurance Company were as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Dividends paid to Ameriprise Financial	$600	$600	$600
Dividend received from RiverSource Life of NY	50	50	63
Return of capital received from RTA	40	75	80

For dividends and other distributions from the life insurance companies, advance notification was provided to state insurance regulators prior to payments. See Note 16 for additional information.

16.  REGULATORY REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, classifying surplus notes as a component of statutory surplus rather than debt, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

RiverSource Life Insurance Company

State insurance statutes contain limitations as to the amount of dividends and other distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, payments in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce (“MN DOC”), RiverSource Life Insurance Company’s primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company’s statutory unassigned deficit was $736 million and $582 million as of December 31, 2024 and 2023, respectively.

In addition, dividends or distributions whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year’s statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as “extraordinary dividends.” Extraordinary dividends also require advance notice to the MN DOC, and are subject to potential disapproval. Statutory capital and surplus was $2.7 billion and $3.1 billion as of December 31, 2024 and 2023, respectively.

Statutory net gain from operations and net income for RiverSource Life Insurance Company are summarized as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Statutory net gain from operations	$1,097	$1,331	$1,615
Statutory net income (loss)	(91)	845	1,769

Government debt securities of $4 million as of both December 31, 2024 and 2023 were on deposit with various states as required by law.

17.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2024
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$9,111	$—	$9,111	$(5,555)	$(1,550)	$(1,970)	$36
OTC cleared	10	—	10	(10)	—	—	—
Exchange-traded	102	—	102	(17)	—	—	85
Total	$9,223	$—	$9,223	$(5,582)	$(1,550)	$(1,970)	$121

	December 31, 2023
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$5,170	$—	$5,170	$(3,694)	$(1,101)	$(357)	$18
OTC cleared	9	—	9	(9)	—	—	—
Exchange-traded	38	—	38	(18)	—	—	20
Total	$5,217	$—	$5,217	$(3,721)	$(1,101)	$(357)	$38

(1)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2024
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$5,622	$—	$5,622	$(5,555)	$—	$(67)	$—
OTC cleared	18	—	18	(10)	—	—	8
Exchange-traded	22	—	22	(17)	—	—	5
Total	$5,662	$—	$5,662	$(5,582)	$—	$(67)	$13

	December 31, 2024
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$3,812	$—	$3,812	$(3,694)	$(34)	$(78)	$6
OTC cleared	35	—	35	(9)	—	—	26
Exchange-traded	18	—	18	(18)	—	—	—
Total	$3,865	$—	$3,865	$(3,721)	$(34)	$(78)	$32

(1)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in Other assets and Other liabilities. Cash collateral pledged by the Company is reflected in Other assets and cash collateral accepted by the Company is reflected in Other liabilities. See Note 18 for additional disclosures related to the Company’s derivative instruments and Note 5 for information related to derivatives held by consolidated investment entities.

18.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Consolidated Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 17 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Company

Generally, the Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2024			December 31, 2023
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in millions)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$39,082	$179	$324	$42,516	$185	$305
Equity contracts	108,205	8,943	5,331	81,905	5,010	3,450
Credit contracts	2,914	59	—	3,375	1	106
Foreign exchange contracts	2,938	42	7	2,952	21	4
Total non-designated hedges	153,139	9,223	5,662	130,748	5,217	3,865
Embedded derivatives
IUL	N/A	—	1,002	N/A	—	873
Fixed deferred indexed annuities and deposit receivables	N/A	55	53	N/A	51	52
Structured variable annuities (3)	N/A	—	2,461	N/A	—	1,011
Total embedded derivatives	N/A	55	3,516	N/A	51	1,936
Total derivatives	$153,139	$9,278	$9,178	$130,748	$5,268	$5,801

N/A Not applicable.

(1)	The fair value of freestanding derivative assets is included in Other assets and the fair value of ceded embedded derivative assets related to deposit receivables is included in Receivables.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities. The fair value of IUL, fixed deferred indexed annuity and structured variable annuity embedded derivatives is included in Policyholder account balances, future policy benefits and claims.

(3)

The fair value of the structured variable annuity embedded derivatives as of December 31, 2024 included $2.5 billion of individual contracts in a liability position and $3 million of individual contracts in an asset position. The fair value of the structured variable annuity embedded derivatives as of December 31, 2023 included $1.0 billion of individual contracts in a liability position and $15 million of individual contracts in an asset position.

See Note 14 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of both December 31, 2024 and 2023, investment securities with a fair value of $1.5 billion were pledged to meet contractual obligations under derivative contracts, of which $84 million and $145 million, respectively, may be sold, pledged or rehypothecated by the counterparty. As of December 31, 2024 and 2023, investment securities with a fair value of $2.2 billion and $376 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $2.0 billion and $314 million, respectively, may be sold, pledged or rehypothecated by the Company. As of both December 31, 2024 and 2023, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2024 and 2023, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Consolidated Statements of Income:

(in millions)	Benefits, Claims, Losses and Settlement Expenses	Interest Credited to Fixed Accounts	Change in Fair Value of Market Risk Benefits
Year Ended December 31, 2024
Interest rate contracts	$(10)	$—	$(1,128)
Equity contracts	1,419	71	(1,021)
Credit contracts	—	—	124
Foreign exchange contracts	—	—	64
IUL embedded derivatives	—	(106)	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	16	—
Structured variable annuity embedded derivatives	(1,670)	—	—
Total gain (loss)	$(261)	$(19)	$(1,961)

RiverSource Life Insurance Company

(in millions)	Benefits, Claims, Losses and Settlement Expenses	Interest Credited to Fixed Accounts	Change in Fair Value of Market Risk Benefits
Year Ended December 31, 2023
Interest rate contracts	$(5)	$—	$(422)
Equity contracts	770	79	(1,239)
Credit contracts	—	—	7
Foreign exchange contracts	—	—	5
IUL embedded derivatives	—	(75)	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	(3)	—
Structured variable annuity embedded derivatives	(1,166)	—	—
Total gain (loss)	$(401)	$1	$(1,649)
Year Ended December 31, 2022
Interest rate contracts	$(26)	$—	$(2,874)
Equity contracts	(164)	(126)	899
Credit contracts	—	—	279
Foreign exchange contracts	—	—	105
IUL embedded derivatives	—	217	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	4	—
Structured variable annuity embedded derivatives	633	—	—
Total gain (loss)	$443	$95	$(1,591)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options as of December 31, 2024:

(in millions)	Premiums Payable	Premiums Receivable
2025	$119	$20
2026	246	88
2027	19	—
2028	29	—
2029	135	—
2030-2031	234	—
Total	$782	$108

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

Structured variable annuity and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to structured variable annuity and IUL products will positively or negatively impact earnings over the life of these products. The equity components of structured variable annuity and IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of these products, the Company enters into interest rate swaps, index options and futures contracts.

As discussed in Note 12, the Company issues variable annuity contracts that provide protection to contractholders from other- than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. The Company economically hedges its obligations under these market risk benefits using options, swaptions, swaps and futures.

RiverSource Life Insurance Company

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 17 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of the Company’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2024 and 2023, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $67 million and $62 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2024 and 2023 was $67 million and $55 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of both December 31, 2024 and 2023 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been nil and

$7 million as of December 31, 2024 and 2023, respectively.

19.  SHAREHOLDER’S EQUITY

The following tables present the amounts related to each component of OCI:

	Year Ended December 31, 2024
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(383)	$82	$(301)
Reclassification of net (gains) losses on securities included in net income(2)	11	(2)	9
Impact of benefit reserves and reinsurance recoverables	20	(4)	16
Net unrealized gains (losses) on securities	(352)	76	(276)
Effect of changes in discount rate assumptions on certain long-duration contracts	194	(41)	153
Effect of changes in instrument-specific credit risk on market risk benefits (“MRBs”)	(79)	17	(62)
Total other comprehensive income (loss)	$(237)	$52	$(185)

	Year Ended December 31, 2023
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$652	$(144)	$508
Reclassification of net (gains) losses on securities included in net income(2)	27	(7)	20
Impact of benefit reserves and reinsurance recoverables	(24)	5	(19)
Net unrealized gains (losses) on securities	655	(146)	509
Effect of changes in discount rate assumptions on certain long-duration contracts	(69)	15	(54)
Effect of changes in instrument-specific credit risk on MRBs	(83)	18	(65)
Total other comprehensive income (loss)	$503	$(113)	$390

RiverSource Life Insurance Company

	Year Ended December 31, 2022
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities: Net unrealized gains (losses) on securities arising during the period(1)	$(2,784)	$595	$(2,189)
Reclassification of net (gains) losses on securities included in net income(2)	88	(19)	69
Impact of benefit reserves and reinsurance recoverables	103	(18)	85
Net unrealized gains (losses) on securities	(2,593)	558	(2,035)
Effect of changes in discount rate assumptions on certain long-duration contracts	1,095	(234)	861
Effect of changes in instrument-specific credit risk on MRBs	517	(110)	407
Total other comprehensive income (loss)	$(981)	$214	$(767)

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.

(2)	Reclassification amounts are recorded in Net realized investment gains (losses).

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the changes in the balances of each component of AOCI, net of tax:

(in millions)	Net Unrealized Gains (Losses) on Securities	Effect of Changes in Discount Rate Assumptions	Effect of Changes in Instrument- Specific Credit Risk on MRBs	Other	Total
Balance at January 1, 2022	$1,044	$(933)	$(427)	$(1)	$(317)
OCI before reclassifications	(2,104)	861	407	—	(836)
Amounts reclassified from AOCI	69	—	—	—	69
Total OCI	(2,035)	861	407	—	(767)
Balance at December 31, 2022	(991)	(72)	(20)	(1)	(1,084)
OCI before reclassifications	489	(54)	(65)	—	370
Amounts reclassified from AOCI	20	—	—	—	20
Total OCI	509	(54)	(65)	—	390

Balance at December 31, 2023	(482)	(126)	(85)	(1)	(694)
OCI before reclassifications	(285)	153	(62)	—	(194)
Amounts reclassified from AOCI	9	—	—	—	9
Total OCI	(276)	153	(62)	—	(185)
Balance at December 31, 2024	$(758)	$27	$(147)	$(1)	$(879)

20.  INCOME TAXES

The components of income tax provision (benefit) were as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Current income tax
Federal	$(297)	$(112)	$57
State	(4)	2	(2)
Total current income tax	(301)	(110)	55

Deferred income tax
Federal	402	98	150
State	2	2	4
Total deferred income tax	404	100	154
Total income tax provision (benefit)	$103	$(10)	$209

RiverSource Life Insurance Company

The principal reasons that the aggregate income tax provision (benefit) is different from that computed by using the U.S. statutory rate of 21% were as follows:

	Years Ended December 31,
	2024	2023	2022
Tax at U.S. statutory rate	21.0%	21.0%	21.0%
Changes in taxes resulting from:
Dividends received deduction	(3.4)	(8.2)	(2.3)
Low income housing tax credits	(2.7)	(8.0)	(2.9)
Foreign tax credit, net of addback	(2.2)	(7.0)	(1.7)
Audit adjustments	(1.0)	(3.4)	—
Unrecognized tax benefits	—	1.6	—
Other, net	(0.5)	1.5	(0.3)
Income tax provision (benefit)	11.2%	(2.5)%	13.8%

The increase in the Company’s effective tax rate for the year ended December 31, 2024 compared to 2023 is primarily due to higher pretax income in the current year and the related impact on tax preferred items, a decrease in foreign tax credits, net of addback, and a decrease in low income housing tax credits, partially offset by a decrease in unrecognized tax benefits and a decrease in state income taxes, net of federal benefit, which is included in Other, net.

The decrease in the Company’s effective tax rate for the year ended December 31, 2023 compared to 2022 is primarily due to lower pretax income.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2024 and 2023. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within Other assets or Other liabilities, were as follows:

	December 31,
(in millions)	2024	2023
Deferred income tax assets
Insurance and annuity benefits including corresponding hedges	$801	$1,244
Investments including net unrealized on Available-for-Sale securities	177	118
Net operating loss	35	28
Other	4	2
Gross deferred income tax assets	1,017	1,392
Less: valuation allowance	32	30
Total deferred income tax assets	985	1,362
Deferred income tax liabilities
Deferred acquisition costs	355	380
Other	57	56
Gross deferred income tax liabilities	412	436
Net deferred income tax assets	$573	$926

Included in the Company’s deferred income tax assets are tax benefits related to state net operating losses of $35 million, net of federal benefit, which will expire beginning December 31, 2025. Based on analysis of the Company’s tax position as of December 31, 2024, management believes it is more likely than not that the Company will not realize certain state net operating losses of $30 million and state deferred tax assets of $2 million, both net of federal benefit; therefore, a valuation allowance of $32 million has been established.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in millions)	2024	2023	2022
Balance at January 1	$27	$37	$37
Reductions for tax positions related to the current year	(3)	(3)	(1)
Additions for tax positions of prior years	—	65	1
Reductions for tax positions of prior years	—	(71)	—
Reductions due to lapse of statutes of limitations	(2)	(1)	—
Balance at December 31	$22	$27	$37

RiverSource Life Insurance Company

If recognized, approximately $17 million, $19 million and $20 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2024, 2023 and 2022, respectively, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. The Company estimates that the total amount of gross unrecognized tax benefits may decrease by approximately $1 million in the next 12 months primarily due to state statutes of limitations expirations.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $2 million, $8 million and nil in interest and penalties for the years ended December 31, 2024, 2023 and 2022, respectively. As of December 31, 2024 and 2023, the Company had a payable of $13 million and $11 million, respectively, related to accrued interest and penalties.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax return of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The Internal Revenue Service (“IRS”) is currently auditing Ameriprise Financial’s U.S. income tax returns for 2019 and 2020. The state income tax returns of Ameriprise Financial or its subsidiaries, including the Company, are currently under examination by various jurisdictions for years ranging from 2017 through 2023.

21. COMMITMENTS AND CONTINGENCIES

Commitments

The following table presents the Company’s funding commitments as of December 31:

(in millions)	2024	2023
Commercial mortgage loans	$58	$15

Contingencies

The Company and its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

As with other insurance companies, the level of regulatory activity concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, that include information requests, exams, or disputes regarding their business activities and practices and other subjects, including from time to time: sales and distribution of, and disclosure practices related to, various products, including the Company’s insurance and annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors, Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates are cooperating with the applicable regulators.

These pending matters are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. The Company cannot predict with certainty if, how, or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a potential loss or range of loss can be reasonably estimated for any matter. An adverse outcome in any matter could result in an adverse judgment, a settlement, fine, penalty, or other sanction, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, or liquidity.

In accordance with applicable accounting standards, the Company establishes an accrued liability for contingent litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. The Company discloses the nature of the contingency when management believes there is at least a reasonable possibility that the outcome may be material to the Company’s consolidated financial statements and, where feasible, an estimate of the possible loss. In such cases, there still may be an exposure to loss in excess of any amounts reasonably estimated and accrued. When a loss contingency is not both probable and reasonably estimable, the Company does not establish an accrued liability, but continues to monitor, in conjunction with any outside counsel handling a matter, further developments that would make such loss contingency both probable and reasonably estimable. Once the Company establishes an accrued liability with respect to a loss contingency, the Company continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established, and any appropriate adjustments are made each quarter.

RiverSource Life Insurance Company

Guaranty Fund Assessments

RiverSource Life Insurance Company and RiverSource Life of NY are required by law to be a member of the guaranty fund association in every state where they are licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations. The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of December 31, 2024 and 2023, the estimated liability was $11 million and $34 million, respectively. As of December 31, 2024 and 2023, the related premium tax asset was $9 million and $29 million, respectively. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

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SAI9000_12_D02_(09/25)

PART B.
The combined Statement of Additional Information and Financial Statements for RiverSource Variable Annuity Account dated September 22, 2025 filed electronically as Part B to Post-Effective Amendment No. 31 to Registration Statement No.333-139760 is incorporated by reference.
PART C – OTHER INFORMATION
Item 27. Exhibits
(a)	(i)
Resolution of the Executive Committee of the Board of Directors of American Enterprise Life Insurance Company
establishing the American Enterprise Variable Annuity Account dated July 15, 1987, filed electronically as Exhibit 1 to the
Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

(ii)
Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted
December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is
incorporated by reference.

(b)		Not applicable.
(c)
Copy of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life
Insurance Between RiverSource Distributors, Inc. and RiverSource Life Insurance Company, filed as Exhibit 3.1 to the
Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760 on January 3,
2007, is incorporated by reference.

(d)	(i)
Form of Deferred Annuity Contract (form 240343), filed as Exhibit 4.1 to RiverSource Variable Annuity Account’s
Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-92297, on Feb. 11, 2000, is
incorporated by reference.

(ii)
Form of Deferred Annuity Contract Data Pages (form 240343) filed electronically as Exhibit 4.1(a) to Registrant's
Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

(iii)
Form of Deferred Annuity Contract (form 272646), filed as Exhibit 4.2 to RiverSource Variable Annuity Account’s
Post-Effective Amendment No. 15 to the Registration Statement on Form N-4, File No. 333-92297, on October 30, 2003, is
incorporated by reference.

(iv)
Form of Performance Credit Rider (form 240349), filed as Exhibit 4.2 to RiverSource Variable Annuity Account’s
Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-92297, on Feb. 11, 2000, is
incorporated by reference.

(v)
Form of Maximum Anniversary Value Death Benefit Rider (form 240346), filed as Exhibit 4.3 to RiverSource Variable
Annuity Account’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-92297, on
February 11, 2000, is incorporated by reference.

(vi)
Form of Guaranteed Minimum Income Benefit Rider (form 240350), filed as Exhibit 4.4 to RiverSource Variable Annuity
Account’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-92297, on Feb. 11,
2000, is incorporated by reference.(See Exhibit 4.4 to Form N-4 Registration Statement filed with the SEC on 2/11/2000.) .)

(vii)
Form of Roth IRA Endorsement contracts (form 43094), filed as Exhibit 4.2 to RiverSource Variable Annuity Account’s
Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 on Form N-4, filed on Aug. 5, 1999, is incorporated by reference.

(viii)
Form of SEP-IRA contracts (form 43433), filed as Exhibit 4.3 to RiverSource Variable Annuity Account’s Pre-Effective
Amendment No. 1 to Registration Statement No. 333-74865 on Form N-4, filed on Aug. 4, 1999, is incorporated by reference.

(ix)
Form of Benefit Protector(SM) Death Benefit Rider contracts (form 271155), filed as Exhibit 4.15 to RiverSource Variable
Annuity Account’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, File No. 333-85567, on
March 1, 2001, is incorporated by reference.

(x)
Form of Benefit Protector(SM) Plus Death Benefit Rider contracts (form 271156), filed as Exhibit 4.16 to RiverSource
Variable Annuity Account’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, File
No. 333-85567, on March 1, 2001, is incorporated by reference.

(xi)
Form of Guaranteed Minimum Income Benefit Rider for the American Express Signature Variable Annuity ® and the
American Express® Signature One Variable Annuity (6% Accumulation Benefit Base) (form 240186), filed as Exhibit 4.2 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4,
File No. 333-85567, on Feb. 11, 2000, is incorporated by reference.

(xii)
Form of Enhanced Death Benefit Rider contracts (form 44213), filed as Exhibit 4.3 to RiverSource Variable Annuity
Account’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-85567, on Nov. 4, 1999,
is incorporated by reference.

(xiii)
Form of Traditional IRA or SEP-IRA Endorsement (form 272108) filed as Exhibit 4.11 to Post-Effective Amendment
No. 10 to the Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-92297, on
January 30, 2003, is incorporated by reference. .

(xiv)
Form of Roth IRA Endorsement (form 272109) filed as Exhibit 4.12 to Post-Effective Amendment No. 10 to the
Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-92297, on January 30, 2003, is
incorporated by reference.

(xv)
Form of Variable Annuity Unisex Endorsement (form 272110) filed as Exhibit 4.13 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-92297, on January 30,
2003, is incorporated by reference.

(xvi)
Form of Maximum Anniversary Value Death Benefit Rider (form 272869) filed as Exhibit 4.11 to RiverSource Variable
Annuity Account’s Post-Effective Amendment No. 7 to Registration Statement on Form N-4, File No. 333-74865, on
February 2, 2004, is incorporated by reference.

(xvii)
Form of 5% Accumulation Death Benefit Rider (form 272870) filed as Exhibit 4.12 to RiverSource Variable Annuity
Account’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-74865, on February 2,
2004, is incorporated by reference.

(xviii)
Form of Enhanced Death Benefit Rider (form 272871) filed as Exhibit 4.13 to RiverSource Variable Annuity Account’s
Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-74865, on February 2, 2004, is
incorporated by reference.

(xix)
Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base) (form 272872) filed as
Exhibit 4.14 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 7 to the Registration Statement on
Form N-4, Filed No. 333-74865, on February 2, 2004 is incorporated by reference.

(xx)
Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit Base) (form 272873) filed as Exhibit 4.15 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4,
File No. 333-74865, on February 2, 2004 is incorporated by reference.

(xxi)
Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum anniversary Value Benefit Base or 5%
Accumulation Benefit Base) (form 272874) filed as Exhibit 4.16 to RiverSource Variable Annuity Account’s Post-Effective
Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-74865, on February 2, 2004 is incorporated by reference.

(xxii)
Form of Guaranteed Minimum Withdrawal Benefit Rider (The Guarantor(SM) Withdrawal Benefit) (form 272875) filed as
Exhibit 4.17 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 7 to the Registration Statement on
Form N-4, File No. 333-74865, on February 2, 2004 is incorporated by reference.

(xxiii)
Form of Guaranteed Minimum Withdrawal Benefit Rider (form 273567) filed as Exhibit 4.22 to RiverSource Variable
Annuity Account’s Post-Effective Amendment No. 22 to the Registration Statement on Form N-4, File No. 333-92297, on
Jan. 28, 2005 is incorporated by reference.

(xxiv)
Form of Guaranteed Minimum Accumulation Benefit Rider (form 273568) filed as Exhibit 4.23 to RiverSource Variable
Annuity Account’s Post-Effective Amendment No. 22 to the Registration Statement on Form N-4, File No. 333-92297, on
Jan. 28, 2005 is incorporated by reference.

(xxv)
Form of Annuity Endorsement (form 273566) filed as Exhibit 4.24 to RiverSource Variable Annuity Account’s
Post-Effective Amendment No. 22 to the Registration Statement on Form N-4, File No. 333-92297, on Jan. 28, 2005 is
incorporated by reference.

(xxvi)
Form of Guaranteed Minimum Lifetime Withdrawal Benefit Rider (Guarantor Withdrawal Benefit for Life (SM) Rider)
(Form 273959) filed as Exhibit 4.22 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, File
No. 333-74865, on April 28, 2006, is incorporated by reference.

(xxvii)
Form of Guarantor(SM) Withdrawal Benefit (form 273567-E) filed electronically as Exhibit 4.26 to Post-Effective
Amendment No. 30 to Registration Statement No. 333-92297 on or about Aug. 25, 2006 is incorporated by reference.

(xxviii)
Form of Guarantor(SM) Withdrawal Benefit (form 272875-E) filed electronically as Exhibit 4.27 to Post-Effective
Amendment No. 30 to Registration Statement No. 333-92297 on or about Aug. 25, 2006 is incorporated by reference.

(xxix)
Form of Contract Data Pages (form 240343-EDP) filed as Exhibit 4.28 to RiverSource Variable Annuity Account's Initial
Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

(xxx)
Form of Annuity Contract - RVSL (form 273954) filed electronically as Exhibit 4.37 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account),
RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2,
2006, is incorporated by reference.

(xxxi)
Form of Fixed and Variable Annuity Contract - AEL (form 273954) filed as Exhibit 4.38 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xxxii)
Form of Contract Data Pages - RVSL (form 273954DPINN) filed as Exhibit 4.31 to the Initial Registration Statement on
Form N-4 for RiverSource Variable Annuity Account, File No. 333-139763, filed on January 3, 2007, is incorporated by reference.

(xxxiii)
Form of Contract Data Pages - AEL (form 273954DPINN) filed as Exhibit 4.32 to the Initial Registration Statement on
Form N-4 for RiverSource Variable Annuity Account, File No. 333-139763, filed on January 3, 2007, is incorporated by reference.

(xxxiv)
Form of TSA Plan Endorsement - RVSL (form 272865) filed as Exhibit 4.30 to the Initial Registration Statement on
Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xxxv)
Form of TSA Plan Endorsement - AEL (form 272865) filed as Exhibit 4.31 to the Initial Registration Statement on
Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xxxvi)
Form of 401 Plan Endorsement - RVSL (form 272866) filed as Exhibit 4.32 to the Initial Registration Statement on
Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xxxvii)
Form of 401 Plan Endorsement - AEL (form 272866) filed as Exhibit 4.33 to the Initial Registration Statement on Form N-4
for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xxxviii)
Form of Unisex Endorsement (form 272867) filed as Exhibit 4.34 to the Initial Registration Statement on Form N-4 for
RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xxxix)
Form of Annuity Endorsement (form 273566) filed as Exhibit 4.24 to RiverSource Variable Annuity Account’s
Post-Effective Amendment No. 22 to the Registration Statement on Form N-4, File No. 333-92297, on Jan. 28, 2005 is
incorporated by reference.

(xl)
Form of MAV GMIB Rider - RVSL (form 273961) filed as Exhibit 4.40 to the Initial Registration Statement on Form N-4
for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xli)
Form of MAV GMIB Rider - AEL (form 273961) filed as Exhibit 4.41 to the Initial Registration Statement on Form N-4 for
RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xlii)
Form of 5% GMIB Rider - RVSL (form 273962 filed as Exhibit 4.42 to the Initial Registration Statement on Form N-4 for
RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xliii)
Form of 5% GMIB Rider - AEL (form 273962) filed as Exhibit 4.43 to the Initial Registration Statement on Form N-4 for
RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xliv)
Form of Greater of MAV or 5% GMIB Rider - RVSL (form 273963) filed as Exhibit 4.44 to the Initial Registration
Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is
incorporated by reference.

(xlv)
Form of Greater of MAV or 5% GMIB Rider - AEL (form 273963) filed as Exhibit 4.45 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xlvi)
Form of Unisex Endorsement - RVSL (form 273964) filed as Exhibit 4.46 to the Initial Registration Statement on Form N-4
for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xlvii)
Form of Unisex Endorsement - AEL (form 273964) filed as Exhibit 4.47 to the Initial Registration Statement on Form N-4
for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

(xlviii)
Form of 5% Accumulation Death Benefit Rider - RVSL (form 273965) filed as Exhibit 4.48 to the Initial Registration
Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is
incorporated by reference.

(xlix)
Form of 5% Accumulation Death Benefit Rider - AEL (form 273965) filed as Exhibit 4.49 to the Initial Registration
Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is
incorporated by reference.

(l)
Form of Greater of MAV or 5% Death Benefit Rider - RVSL (form 273966) filed as Exhibit 4.50 to the Initial Registration
Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is
incorporated by reference.

(li)
Form of Greater of MAV or 5% Death Benefit Rider - AEL (form 273966) filed as Exhibit 4.51 to the Initial Registration
Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is
incorporated by reference.

(lii)
Form of Guaranteed Minimum Withdrawal Benefit Single Life Rider (form 273959-sg) filed as Exhibit 4.51 to RiverSource
Variable Annuity Account Post-Effective Amendment No. 1 to Registration Statement 333-139763 on Form N-4, on Feb. 23,
2007, is incorporated herein by reference.

(liii)
Form of Guaranteed Minimum Withdrawal Benefit Joint Life Rider (form 273959-jt) filed as Exhibit 4.52 to RiverSource
Variable Annuity Account’s Post-Effective Amendment No. 1 to Registration Statement 333-139763 on Form N-4, on
Feb. 23, 2007, is incorporated herein by reference.

(liv)
Form of Guaranteed Minimum Withdrawal Benefit Single Life Rider (form 275062-sg) filed as Exhibit 4.59 to Registrant’s
Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, File No. 333-139759 on June 5, 2009 is
incorporated herein by reference.

(lv)
Form of Guaranteed Minimum Withdrawal Benefit Joint Life Rider (form 275062-jt) filed as Exhibit 4.60 to Registrant’s
Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, File No. 333-139759 on June 5, 2009 is
incorporated herein by reference.

(lvi)
Form of Deferred Annuity Contract (form 411265) filed as Exhibit 4.55 to Registrant’s Post-Effective Amendment No. 10 to
the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009 is incorporated herein by reference.

(lvii)
Form of Deferred Annuity Contract (form 411265) data pages for RiverSource Innovations Select Variable Annuity filed electronically as Exhibit 4.56 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov. 29, 2009 is incorporated herein by reference.

(lviii)
Form of Guarantee Period Accounts Endorsement (form 411272) filed as Exhibit 4.57 to Registrant’s Post-Effective
Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009 is incorporated herein by reference.

(lix)
Form of Maximum Anniversary Value Death Benefit Rider (form 411278) filed as Exhibit 4.58 to Registrant’s
Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009 is
incorporated herein by reference.

(lx)
Form of 5% Accumulation Death Benefit Rider (form 411279) filed as Exhibit 4.59 to Registrant’s Post-Effective
Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009 is incorporated herein by reference.

(lxi)
Form of Enhanced Death Benefit Rider (form 411280) filed as Exhibit 4.60 to Registrant’s Post-Effective Amendment
No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009 is incorporated herein by reference.

(lxii)
Form of Return of Purchase Payment Death Benefit Rider (form 411277) filed as Exhibit 4.61 to Registrant’s Post-Effective
Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009 is incorporated herein by reference.

(lxiii)
Form of Benefit Protector(SM) Death Benefit Rider (form 411281) filed as Exhibit 4.62 to Registrant’s Post-Effective
Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009 is incorporated herein by reference.

(lxiv)
Form of Benefit Protector(SM) Plus Death Benefit Rider (form 411282) filed as Exhibit 4.63 to Registrant’s Post-Effective
Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009 is incorporated herein by reference.

(lxv)
Form of Guaranteed Minimum Accumulation Benefit Rider (form 411283) filed as Exhibit 4.64 to Registrant’s
Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009 is
incorporated herein by reference.

(lxvi)
Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource Stages® Rider (form 411284-sg) filed as
Exhibit 4.65 to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File
No. 333-139763 on Nov. 25, 2009 is incorporated herein by reference.

(lxvii)
Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource Stages® Rider (form 411284-jt) filed as
Exhibit 4.66 to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File
No. 333-139763 on Nov. 25, 2009 is incorporated herein by reference.

(lxviii)
Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource Stages 2 Rider filed as Exhibit 4.48 to
RiverSource Variable Account 10 Post-Effective Amendment No. 61 under Registration Statement 333-79311 on July 12,
2010 is incorporated herein by reference.

(lxix)
Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource Stages 2 Rider filed as Exhibit 4.49 to
RiverSource Variable Account 10 Post-Effective Amendment No. 61 under Registration Statement 333-79311 on July 12,
2010 is incorporated herein by reference.

(e)	(i)
Form of Variable Annuity Application - New Solutions (form 240344) filed electronically as Exhibit 5.2 to RiverSource
Variable Annuity Account Post-Effective Amendment No. 1 to Registration StatementNo.333-139763 on or about
February 23, 2007, is incorporated by reference.

(ii)
Form of Variable Annuity Application - Innovations (form 240195) filed as Exhibit 5.3 to RiverSource Variable Annuity
Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

(iii)
Form of Variable Annuity Application - EG New Solutions (form 240196) filed as Exhibit 5.4 to RiverSource Variable
Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

(iv)
Form of Variable Annuity Application - New Solutions (form 270238) filed as Exhibit 5.5 to RiverSource Variable Annuity
Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

(v)
Form of Variable Annuity Application - EG New Solutions (form 271847) filed as Exhibit 5.6 to RiverSource Variable
Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

(vi)
Form of Variable Annuity Application - Innovations (form 271848) filed as Exhibit 5.7 to RiverSource Variable Annuity
Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

(vii)
Form of Variable Annuity Application - EG Essential (form 271852) filed as Exhibit 5.8 to RiverSource Variable Annuity
Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

(viii)
Form of Variable Annuity Application - Innovations Classic (form 272226) filed as Exhibit 5.9 to RiverSource Variable
Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

(ix)
Form of Variable Annuity Application - Innovations (form 272648) filed as Exhibit 5.10 to RiverSource Variable Annuity
Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

(x)
Form of Variable Annuity Application - EG New Solutions (form 272649) filed as Exhibit 5.11 to RiverSource Variable
Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

(xi)
Form of Variable Annuity Application - EG Essential (form 272650) filed as Exhibit 5.12 to RiverSource Variable Annuity
Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

(xii)
Form of Variable Annuity Application - Innovations Classic (form 272651) filed as Exhibit 5.13 to RiverSource Variable
Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

(xiii)
Form of Variable Annuity Application - WF Advantage Select et al (form 272880) filed as Exhibit 5.14 to RiverSource
Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

(xiv)
Form of Variable Annuity Application - Innovations Select (form 272885) filed as Exhibit 5.15 to RiverSource Variable
Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

(xv)
Form of Variable Annuity Application - EG New Solutions Select (form 272886) filed as Exhibit 5.16 to RiverSource
Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

(xvi)
Form of Variable Annuity Application - Innovations Classic Select (form 272888) filed as Exhibit 5.17 to RiverSource
Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

(xvii)
Form of Variable Annuity Application - Endeavor Select (form 273400) filed as Exhibit 5.18 to RiverSource Variable
Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

(xviii)
Form of Variable Annuity Application - WF Advantage Select et al (form 273632) filed as Exhibit 5.19 to RiverSource
Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

(xix)
Form of Variable Annuity Application - Innovations Select (form 273635) filed as Exhibit 5.20 to RiverSource Variable
Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

(xx)
Form of Variable Annuity Application - EG New Solutions Select (form 273637) filed as Exhibit 5.21 to RiverSource
Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

(xxi)
Form of Variable Annuity Application - Innovations Classic Select (form 273638) filed as Exhibit 5.22 to RiverSource
Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

(xxii)
Form of Variable Annuity Application - Endeavor Select (form 273640) filed as Exhibit 5.23 to RiverSource Variable
Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

(xxiii)
Form of Variable Annuity Application - WF Advantage Select et al - RVSL (form 273969) filed as Exhibit 5.24 to
RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3,
2007, is incorporated herein by reference.

(xxiv)
Form of Variable Annuity Application - WF Advantage Select et al - AEL (form 273969) filed as Exhibit 5.25 to
RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3,
2007, is incorporated herein by reference.

(xxv)
Form of Variable Annuity Application - Innovations Select - RVSL (form 273971) filed as Exhibit 5.26 to RiverSource
Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

(xxvi)
Form of Variable Annuity Application - Innovations Select - AEL (form 273971) filed as Exhibit 5.27 to RiverSource
Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

(xxvii)
Form of Variable Annuity Application - Innovations Classic Select - RVSL (form 273972) filed as Exhibit 5.28 to
RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3,
2007, is incorporated herein by reference.

(xxviii)
Form of Variable Annuity Application - Innovations Classic Select - AEL (form 273972) filed as Exhibit 5.29 to
RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3,
2007, is incorporated herein by reference.

(xxix)
Form of Variable Annuity Application - Endeavor Select et al - RVSL (form 273973) filed as Exhibit 5.30 to RiverSource
Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

(xxx)
Form of Variable Annuity Application - Endeavor Select et al - AEL (form 273973) filed as Exhibit 5.31 to RiverSource
Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

(f)	(i)
Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to IDS Life Variable Account
10's Initial Registration Statement No. 33-62407 is incorporated herein by reference.(See Exhibit 99 to form N-4 registration Statement filed with the SEC on 9/7/1995.)

(ii)
Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company, filed as Exhibit 27(f)(2) to Post-Effective
Amendment No. 28 to the Registration Statement on Form N-6, File No. 333-69777, on January 3, 2007, is incorporated by reference.

(iii)
Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006.
Incorporated by reference to Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to the Registration Statement on Form
N-6, File No. 333-69777, filed on January 3, 2007.

(g)		Not applicable.
(h)	(i)
Amended and Restated Participation Agreement dated August 1, 2006, among American Enterprise Life Insurance
Company, IDS Life Insurance Company, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein
Investments, Inc. filed electronically as Exhibit 27(h) (20) to Post-Effective Amendment No. 28 to Registration Statement
No. 333-69777 is incorporated herein by reference.

(ii)
Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM
Distributors, Inc. American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life
Insurance Company, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to Post-Effective
Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(iii)
Fund Participation Agreement dated May 1, 2006, by and among American Enterprise Life Insurance Company, IDS Life
Insurance Company, The Dreyfus Corporation, Dreyfus Variable Investment Fund, and Dreyfus Investment Portfolios filed electronically as Exhibit 8.7 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

(iv)
Amended and Restated Fund Participation Agreement dated January 1, 2007,among Variable Insurance Products Funds,
Fidelity Distributors Corporation and RiverSource Life Insurance Company filed electronically as Exhibit 8.6 to
RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or
about April 24, 2008 is incorporated by reference herein.

(v)
Participation Agreement among MFS Variable Insurance Trust, American Enterprise Life Insurance Company, IDS Life
Insurance Company and Massachusetts Financial Services Company, dated June 9, 2006, filed electronically as Exhibit 8.9 to RiverSource Variable Life Account's Post-Effective Amendment No. 1 to Registration Statement No. 333-139763, filed on or about April 24, 2007, is incorporated by reference.

(vi)
Amended and Restated Fund Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance
Company, Putnam Variable Trust and Putnam Retail Management Limited Partnership filed electronically as Exhibit 8.2 to
RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or
about April 24, 2008 is incorporated by reference herein.

(vii)
Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds,
Oppenheimer Funds, Inc. and RiverSource Life Insurance Company filed electronically as Exhibit 8.21 to RiverSource
Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about
April 24, 2008 is incorporated by reference herein.

(viii)
Fund Participation Agreement dated April 2, 2007,among RiverSource Life Insurance Company, Wanger Advisors Trust,
Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.11 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on
or about April 24, 2008 is incorporated by reference herein.

(ix)
Amended and Restated Participation Agreement dated June 9, 2006, by and among American Enterprise Life Insurance
Company, IDS Life Insurance Company, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed herewith as Exhibit 27(h)(24) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(x)
Participation Agreement by and among Wells Fargo Variable Trust, RiverSource Life Insurance Company, RiverSource
Distributors, Inc. and Wells Fargo Funds Distributors, LLC dated Jan. 30, 2007, filed electronically as Exhibit 8.16 to
Post-Effective Amendment No.1 to Registration Statement No. 333-139762, on or about April 24,2007, as incorporated by reference.

(xi)
Amended and Restated Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust,
Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance
Company, IDS Life Insurance Company, IDS Life Insurance Company of New York and Ameriprise Financial Services, Inc.
(formerly American Express Financial Advisors, Inc.) dated as of August

(xii)
Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life
Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life
Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century
Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration
Statement No. 333-44644 is incorporated herein by reference.

(xiii)
Fund Participation Agreement dated May 1, 2006 among American Enterprise Life Insurance Company, IDS Life Insurance
Company, Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management
Distributors, Inc. filed electronically as Exhibit 8.17 with the Initial Registration Statement on Form N-4 for RiverSource
Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature Select
Variable Annuity and RiverSource Signature Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

(xiv)
Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life
Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective
Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

(i)		Not Applicable.
(j)		Not applicable.
(k)		Opinion of counsel and consent to its use as the legality of the securities being registered is filed electronically herewith.
(l)		Consents of Independent Registered Public Accounting Firm are filed electronically herewith.
(m)		None
(n)		Not applicable.
(o)		Not applicable.
(p)		Power of Attorney to sign Amendment to this Registration Statement, dated Sept. 08, 2025, is filed electronically herewith.
Item 28. Directors and Officers of the Depositor The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:
Name	Principal Business Address*	Position and Offices With Depositor
Gumer C. Alvero		Chairman of the Board and President
Michael J. Pelzel		Senior Vice President – Corporate Tax
Kevin L Kehn		Director, Senior Vice President and Chief Actuary
Shweta Jhanji		Senior Vice President and Treasurer
Gene R. Tannuzzo		Director
Kara D Sherman		Director, Senior Vice President – National Sales Manager - Insurance
Stephen R. Wolfrath		Director, Senior Vice President – Insurance and Annuities Product Development and Management
Brian E. Hartert		Director, Chief Financial Officer
Paula J. Minella		Secretary
Gregg L. Ewing		Vice President and Controller
*
The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The following is the list of subsidiaries of Ameriprise Financial, Inc:
SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.
Parent Company /Subsidiary Name	Jurisdiction
Ameriprise Financial, Inc.*	Delaware
Ameriprise Advisor Capital, LLC	Delaware
Ameriprise Advisor Financing 2, LLC	Delaware
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Singapore

Parent Company /Subsidiary Name	Jurisdiction
Threadneedle Portfolio Services Hong Kong Limited	Hong Kong
Columbia Threadneedle Investments Japan Co., Ltd.	Japan
Columbia Threadneedle Malaysia Sdn Bhd.	Malaysia
Threadneedle Investments Singapore (Pte.) Ltd.	Singapore
Ameriprise Bank, FSB	Federal
Ameriprise Capital Trust I	Delaware
Ameriprise Capital Trust II	Delaware
Ameriprise Capital Trust III	Delaware
Ameriprise Capital Trust IV	Delaware
Ameriprise Captive Insurance Company	Vermont
Ameriprise Certificate Company	Delaware
Investors Syndicate Development Corporation	Nevada
Ameriprise Holdings, Inc.	Delaware
Ameriprise Installment Financing, LLC	Delaware
Ameriprise India LLP[1]	India
Ameriprise India Partner, LLC	Delaware
Ameriprise Trust Company	Minnesota
AMPF Holding, LLC	Michigan
American Enterprise Investment Services Inc.[2]	Minnesota
Ameriprise Financial Services, LLC[2]	Delaware
AMPF Property Corporation	Michigan
Investment Professionals, Inc.[2]	Texas
Columbia Management Investment Advisers, LLC	Minnesota
Advisory Capital Strategies Group Inc.	Minnesota
Columbia Wanger Asset Management, LLC	Delaware
Emerging Global Advisors, LLC	Delaware
GA Legacy, LLC	Delaware
J. & W. Seligman & Co. Incorporated	Delaware
Columbia Management Investment Distributors, Inc.[2]	Delaware
Seligman Partners, LLC[3]	Delaware
Lionstone BBP GP, LLC	Delaware
Lionstone BBP Limited Partner, LLC	Delaware
Lionstone CREAD Partners Two, LLC	Delaware
Lionstone CREAD GP, LLC	Delaware
Lionstone LORE Two, LLC	Delaware
Lionstone Partners, LLC	Texas
Cash Flow Asset Management GP, LLC	Texas
Cash Flow Asset Management, L.P.[4]	Texas

Parent Company /Subsidiary Name	Jurisdiction
Lionstone Advisory Services, LLC	Texas
Lionstone CFRE II Real Estate Advisory, LLC	Delaware
Lionstone Development Services, LLC	Texas
LPL 1111 Broadway GP, LLC	Texas
LPL 1111 Broadway, L.P.[5]	Texas
Lionstone Raleigh Development Partners GP, LLC	Delaware
Lionstone RDP Channel House Investors, L.P.	Delaware
Lionstone RDP PCS Phase I Investors, L.P.	Delaware
Lionstone RDP Platform Investors, L.P.	Delaware
Lionstone RDP Tower V Investors GP, LLC	Delaware
Lionstone RDP St. Albans Investors GP, LLC	Delaware
Lionstone RDP Co-Investment Fund I GP, LLC	Delaware
Lionstone VA Five, LLC	Delaware
RiverSource CDO Seed Investments, LLC	Minnesota
Columbia Management Investment Services Corp.	Minnesota
Columbia Threadneedle Investments UK International Limited	England & Wales
Columbia Threadneedle (Europe) Limited	England & Wales
Columbia Threadneedle AM (Holdings) Limited	Scotland
Astraeus III GP LLP
Astraeus III FP LP
Columbia Threadneedle Capital (Group) Limited	Cayman Islands
Columbia Threadneedle Capital (Holdings) Limited	Cayman Islands
Columbia Threadneedle Capital (UK) Limited	England & Wales
Columbia Threadneedle Multi-Manager LLP	England & Wales
Thames River Capital LLP	England & Wales
Columbia Threadneedle Group (Holdings) Limited	England & Wales
Columbia Threadneedle Group (Management) Limited	England & Wales
Columbia Threadneedle Holdings Limited	England & Wales
Columbia Threadneedle Management Limited	England & Wales
FCEM Holdings (UK) Limited	England & Wales
Columbia Threadneedle Netherlands B.V.	Netherlands

Parent Company /Subsidiary Name	Jurisdiction
F&C Alternative Investments (Holdings) Limited	England & Wales
Columbia Threadneedle Treasury Limited	England & Wales
WAM Holdings Ltd	England & Wales
Columbia Threadneedle Fund Management Limited	England & Wales
Columbia Threadneedle Managers Limited	England & Wales
Columbia Threadneedle (Services) Limited	Scotland
Columbia Threadneedle Management (Swiss) GmbH‡	Switzerland
Columbia Threadneedle Investment Business Limited	Scotland
Columbia Threadneedle PE Co-Investment GP LLP	Scotland
FCIT PE FP LP6	Scotland
Columbia Threadneedle PE Co-Investment FP LP6	Scotland
Columbia Threadneedle Real Estate Partners LLP[7]	England & Wales
CT UK Residential Real Estate FCP-RAIF (Associate)	England & Wales
REIT Asset Management Limited	England & Wales
Columbia Threadneedle Real Estate Partners S.à.r.l.	Luxembourg
CT Real Estate Partners GmbH & Co. KG, München	Germany
CT Real Estate Partners Verwaltungsgesellschaft mbH, München (General Partner)	Germany
Columbia Threadneedle Real Estate Partners Asset Management Limited	England & Wales
Columbia Threadneedle REP Property Management Limited	England & Wales
Castle Mount Impact Partners GP LLP
Castle Mount Impact Partners FP LP
F&C Aurora (GP) Limited	Scotland
LPE II (Founding Partner) LP	Scotland
The Aurora Fund (Founder Partner) LP6	Scotland
F&C Climate Opportunity Partners (GP) Limited	Scotland
F&C Climate Opportunity Partners (GP) LP	Scotland
F&C Climate Opportunity Partners (Founder Partner) LP6	Scotland
F&C Equity Partners Holdings Limited	England & Wales
F&C European Capital Partners (Founder Partner) LP6	Scotland
F&C European Capital Partners II (GP) Limited	Scotland
F&C European Capital Partners II (Founder Partner) LP6	Scotland

Parent Company /Subsidiary Name	Jurisdiction
F&C European Capital Partners II (GP) LP	Scotland
F&C Group ESOP Trustee Limited	Scotland
F&C Investment Manager Limited	England & Wales
FP Asset Management Holdings Limited	England & Wales
Columbia Threadneedle Asset Managers Limited	England & Wales
Ivory & Sime Limited	Scotland
Columbia Threadneedle (EM) Investments Limited	England & Wales
Pyrford International Limited	England & Wales
RiverSource Distributors, Inc.[2]	Delaware
RiverSource Life Insurance Company	Minnesota
Columbia Cent CLO Advisers, LLC	Delaware
RiverSource Life Insurance Co. of New York	New York
RiverSource NY REO, LLC	New York
RiverSource REO 1, LLC	Minnesota
RiverSource Tax Advantaged Investments, Inc.	Delaware
AEXP Affordable Housing Portfolio, LLC[8]	Delaware
TAM UK International Holdings Limited	England & Wales
Columbia Threadneedle Investments (ME) Limited	Dubai
CTM Holdings Limited	Malta
TAM Investment Limited	England & Wales
Threadneedle Asset Management Oversight Limited	England & Wales
Ameriprise International Holdings GmbH	Switzerland
Threadneedle EMEA Holdings 1, LLC	Minnesota, USA
Threadneedle Holdings Limited	England & Wales
TAM UK Holdings Limited	England & Wales
Threadneedle Asset Management Holdings Limited**	England & Wales
Columbia Threadneedle Foundation	England & Wales
TC Financing Limited	England & Wales
Threadneedle Asset Management Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Threadneedle Investment Services Limited	England & Wales
Threadneedle Asset Management (Nominees) Limited	England & Wales
Sackville TIPP Property (GP) Limited	England & Wales
Threadneedle Asset Management Finance Limited	England & Wales
TMS Investment Limited	Jersey
Threadneedle International Limited	England & Wales
Threadneedle Investments (Channel Islands) Limited	Jersey
Threadneedle Investments Limited	England & Wales
Threadneedle Management Services Limited	England & Wales
Threadneedle Pension Trustees Limited	England & Wales
Threadneedle Navigator ISA Manager Limited	England & Wales
Threadneedle Pensions Limited	England & Wales
Threadneedle Portfolio Services AG	Switzerland
Threadneedle Portfolio Services Limited	England & Wales
Threadneedle Property Investments Limited	England & Wales
Sackville (CTESIF) 2&3 GP Sàrl	Luxembourg
Sackville LCW (GP) Limited	England & Wales
Sackville LCW Sub LP 1 (GP) Limited	England & Wales
Sackville LCW Nominee 1 Limited	England & Wales
Sackville LCW Nominee 2 Limited	England & Wales
Sackville LCW Sub LP 2 (GP) Limited	England & Wales
Sackville LCW Nominee 3 Limited	England & Wales
Sackville LCW Nominee 4 Limited	England & Wales
Sackville Property Atlantic (Jersey GP) Limited	Jersey
Sackville Property Curtis (Jersey GP) Limited	Jersey
Sackville Property Farnborough (Jersey GP) Limited	Jersey

Parent Company /Subsidiary Name	Jurisdiction
Sackville Property Hayes (Jersey GP) Limited	Jersey
Sackville UKPEC6 Hayes Nominee 1 Limited	Jersey
Sackville UKPEC6 Hayes Nominee 2 Limited	Jersey
Sackville TSP Property (GP) Limited	England & Wales
Sackville UK Property Select II (GP) Limited	England & Wales
Sackville UK Property Select II (GP) No. 3 Limited	England & Wales
Sackville UK Property Select II Nominee (3) Limited	England & Wales
Sackville UK Property Select III (GP) No. 1 Limited	England & Wales
Sackville UK Property Select III Nominee (1) Limited	England & Wales
Sackville UK Property Select III Nominee (2) Limited	England & Wales
Sackville UK Property Select III (GP) No. 2 Limited	England & Wales
Sackville UK Property Select III Nominee (3) Ltd	England & Wales
Sackville UK Property Select III Nominee (4) Ltd	England & Wales
Sackville UK Property Select III (GP) No. 3 Limited	England & Wales
Sackville UK Property Select III Nominee (5) Ltd	England & Wales
Sackville UK Property Select III Nominee (6) Ltd	England & Wales
Sackville UK Property Select III (GP) S.à r.l.	Luxembourg
Sackville UK Property Select IV (GP) S.à.r.l.	Luxembourg
Sackville UK Property Select IV (GP) No. 1 Limited	England
Sackville UK Property Select IV Nominee (1) Limited	England
Sackville UK Property Select IV Nominee (2) Limited	England
Sackville UK Property Select IV Nominee (7) Limited	England
Sackville UK Property Select IV Nominee (8) Limited	England
Sackville UK Property Select IV (GP) No. 2 Limited	England
Sackville UK Property Select IV Nominee (3) Limited	England
Sackville UK Property Select IV Nominee (4) Limited	England
Sackville UK Property Select IV (GP) No. 3 Limited	England
Sackville UK Property Select IV Nominee (5) Limited	England
Sackville UK Property Select IV Nominee (6) Limited	England

Parent Company /Subsidiary Name	Jurisdiction
Sackville UKPEC1 Leeds (GP) Limited	England & Wales
Threadneedle Property Execution 1 Limited	England & Wales
Threadneedle Property Execution 2 Limited	England & Wales
Threadneedle UK Property Select IV Feeder SA SICAV-RAIF	Luxembourg
Threadneedle Management Luxembourg S.A.	Luxembourg

Unless otherwise indicated all ownership interests are 100%
*
Publicly-traded company (NYSE: AMP)
**
The company has non-voting shares held by third parties
†
Regulated by Luxembourg Authority
‡
FINMA Authorized Representative office of BMO Asset Management Ltd.
1
Owned by: Ameriprise Financial, Inc. 100% profit sharing ratio with capital contribution of 124,078,760 INR (Indian currency=rupees) & 10 INR owned each by Columbia Management Investment Advisers, LLC & Ameriprise India Partner, LLC
2
Registered broker-dealer
3
Managed by members of onshore hedge fund feeders
4
Owned by: Lionstone Partners, LLC (99%) & Cash Flow Asset Management GP, LLC (1%)
5
Owned by: Lionstone Partners, LLC (99.9%) & LPL 1111 Broadway GP, LLC (0.1%)
6
Columbia Threadneedle AM (Holdings) plc owns a percentage of the entity
7
Columbia ThreadneedleTreasury Limited holds 1 unit
8
One-third of this entity is owned by American Express Travel Related Services
Item 30. Indemnification
The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.
No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.
The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriter
(a) RiverSource Distributors Inc. acts as principal underwriter for:

RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8
(b) As to each director, officer or partner of the principal underwriter:
Name and Principal Business Address*	Positions and Offices with Underwriter
Kara D. Sherman	Director
Janz, Sara S.	Director
Gumer C. Alvero	Chairman of the Board and Chief Executive Officer
Shweta Jhanji	Senior Vice President and Treasurer
Paula J. Minella	Secretary
Jason S. Bartylla	Chief Financial Officer
*
The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
(c) RiverSource Distributors Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:
NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
RiverSource Distributors, Inc.	$439,655,537	None	None	None
Item 31A. Information about Contracts with Indexed-Linked Options and Fixed Options Subject to a Contract Adjustment
(a)
Name of the Contract	Number of Contracts Outstanding	Total Value Attributable to the Index and/or Fixed Option Subject to an Adjustment	Number of Contracts Sold During the Prior Calendar Year	Gross Premiums Received During the Prior Calendar Year	Amount of Contract Value Redeemed During the Prior Calendar Year	Combination Contract (Yes/No)
RiverSource Guarantee Period Account	815	24,260,654	0	115,666	970,832	Yes
Item 32. Location of Accounts and Records
Not applicable
Item 33. Management Services
Not applicable.
Item 34. Fee Representation
The RiverSource Life Insurance Company (the Company) hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by the Company.
The Company hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to its Registration Statement and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on September 19, 2025.
RiverSource Variable Annuity Account
(Registrant)
By:	/s/ Gumer C. Alvero
Gumer C. Alvero Chairman of the Board and President
As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on September 19, 2025.
RiverSource Life Insurance Company
(Depositor)
By:	/s/ Gumer C. Alvero
Gumer C. Alvero Chairman of the Board and President
As required by the Securities Act of 1933, Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on September 19, 2025.
Signature	Title
/s/ Gumer C. Alvero	Chairman of the Board and President (Chief Executive Officer)
Gumer C. Alvero
/s/ Michael J. Pelzel	Senior Vice President – Corporate Tax
Michael J. Pelzel
/s/ Kevin L Kehn	Director, Senior Vice President and Chief Actuary
Kevin L Kehn
/s/ Shweta Jhanji	Senior Vice President and Treasurer
Shweta Jhanji
/s/ Brian E. Hartert	Director, Chief Financial Officer (Chief Financial Officer)
Brian E. Hartert
/s/ Gene R. Tannuzzo	Director
Gene R. Tannuzzo
/s/ Gregg L. Ewing	Vice President and Controller (Principal Accounting Officer)
Gregg L. Ewing
/s/ Stephen R. Wolfrath	Director, Senior Vice President-Insurance and Annuities Product Development and Management
Stephen R. Wolfrath
/s/ Kara D Sherman	Director, Senior Vice President – National Sales Manager - Insurance
Kara D Sherman
Signed pursuant to Power of Attorney to sign Amendment to this Registration Statement, dated Sept. 08, 2025, is filed electronically herewith.

/s/ Nicole D. Wood
Nicole D. Wood Assistant General Counsel and Assistant Secretary

Contents of Post-Effective Amendment No. 36
This Registration Statement is comprised of the following papers and documents:
The Cover Page.
PART A.
The prospectus for:
RiverSource® Innovations Select Variable Annuity
RiverSource® Endeavor Select Variable Annuity
RiverSource® Innovations  Variable Annuity
RiverSource® Innovations  Classic Select Variable Annuity
RiverSource® Innovations  Classic Variable Annuity
RiverSource® New Solutions  Variable Annuity
Evergreen Essential Variable Annuity
Evergreen New Solutions Select Variable Annuity
Evergreen New Solutions Variable Annuity
Wells Fargo Advantage Select Variable Annuity, dated September 22, 2025
                                    PART B.
The combined Statement of Additional Information and Financial Statements for RiverSource Variable Annuity Account dated September 22, 2025 filed electronically as Part B to Post-Effective Amendment No. 31 to Registration Statement No. 333-139760, is incorporated by reference.
Part C.
Other Information.
The signatures.
Exhibits.

Exhibit Index
(k)	Opinion of counsel and consent to its use as to the legality of the securities being registered
(l)	Consents of Independent Registered Public Accounting Firm
(p)	Power of Attorney